November 29, 2019
(as revised August 17, 2020)

2019 Prospectus
iShares U.S. ETF Trust
•	iShares Evolved U.S. Consumer Staples ETF | IECS | CBOE BZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.
You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.
The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.
i

[THIS PAGE INTENTIONALLY LEFT BLANK]

iSHARES® EVOLVED U.S. CONSUMER STAPLES ETF
Ticker: IECS	Stock Exchange: Cboe BZX
Investment Objective
The iShares Evolved U.S. Consumer Staples ETF (the “Fund”) seeks to provide access to U.S. companies with consumer staples exposure, as classified using a proprietary classification system.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares U.S. ETF Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
0.18%	None	0.00%	0.18%

[1]	The amount rounded to 0.00%.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$18	$58	$101	$230
S-1

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. listed common stock of large-, mid- and small-capitalization consumer staples companies, as defined by a proprietary classification system. The classification process, which uses data analysis tools consisting, in part, of machine learning, natural language processing (“NLP”) and clustering algorithms to allocate companies to one or more sectors according to a new classification system, is forward looking and evolves as companies evolve.
The eligible universe of securities that are part of the classification process includes U.S. listed common stock of large-, mid- and small-capitalization companies. Based on data and information in the company’s public filings (e.g., regulatory filings, etc.), a company is classified in one or more of the twelve defined sectors (each an “Evolved Sector”). Currently these public filings consist of several years of a company’s 10-Ks and S-1s (if no 10-
Ks are available). While the Fund is actively managed, the Fund generally allocates its investments to securities of its Evolved Sector on a market capitalization basis (based on the available free floating capitalization). The classification system allows for a company to be classified into multiple sectors rather than being assigned solely to a single sector. The market capitalization of a single company will be allocated proportionally based on the one or more Evolved Sectors in which the company is classified. This reflects the multi-dimensional nature of these companies. Sector constituents are expected to evolve dynamically over time to reflect changing business models. BFA may exercise discretion in managing the classification process in limited instances. For example, a company may be excluded (or its inclusion limited) from an Evolved Sector, in part or whole, most commonly in response to position limit restrictions, limited liquidity of a particular security or the fit of a particular company in the Fund. This is different from traditional classification systems that typically will assign a company only to one sector and tend to group companies together on the basis of backward looking metrics like revenue. The Fund will not provide the same returns as a fund that tracks the consumer staples sector as traditionally defined by other classification systems and as a result may not be appropriate for an investor seeking the same exposure as the consumer staples sector as defined by such classification systems.
As of July 31, 2019, there were twelve Evolved Sectors: Consumer Staples, Discretionary Spending, Energy, Financials, Healthcare Staples,
S-2

Industrials, Innovative Healthcare, Media and Entertainment, Real Estate, Technology, Telecommunications and Utilities. Sector classifications are reviewed on a quarterly basis and may evolve over time.
The Fund will hold common stock of those companies that fall into the Consumer Staples Evolved Sector which have economic characteristics that have been historically correlated with companies traditionally defined as consumer staples companies. The Fund may also invest in other securities, including but not limited to, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates. The Fund is an actively managed exchange-traded fund (“ETF”) and does not seek to replicate the performance of a specified index and may have a higher degree of portfolio turnover than such index funds.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in an industry or group of industries that constitute the consumer staples sector. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry. Industry concentration designations are based on output of the classification methodology referenced above.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Unlike many ETFs, the Fund is not an index-based ETF. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Class Risk. Securities and other assets in the Fund's portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.
Assets Under Management (AUM) Risk. From time to time, an Authorized Participant (as defined in the Creations and Redemptions section of this prospectus (the “Prospectus”)), a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, or a fund may invest in the Fund and hold its investment for a specific period of time to allow the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other
S-3

market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Consumer Defensive Industry Risk. Consumer defensive companies include companies engaged in the manufacturing of food, beverages, household and personal products, packaging, or tobacco. It also includes companies that provide services such as education and training services. Consumer defensive companies may be adversely affected by government regulation, consumers' disposable income and consumer preferences, and social trends.
Consumer Staples Sector Risk. The consumer staples sector, as traditionally defined, may be affected by, among other things, marketing campaigns, changes in consumer demands, government regulations and changes in commodity prices.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, the Fund's adviser, distributor, and other service providers (including the benchmark provider), market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. Holders of common stocks, which generally subject their holders to more risks than preferred stocks and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.
High Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (considered by the Fund to mean higher than 100% annually) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities.
Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus has
S-4

resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic impacts. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. These events will have an impact on the Fund and its investments and could impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s NAV. Other infectious illness outbreaks in the future may result in similar impacts.
Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Large-Capitalization Companies Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Management Risk. The Fund is subject to management risk, which is the risk that the investment process, techniques and risk analyses applied by BFA will not produce the desired results, and that securities selected by BFA may underperform the market or any relevant benchmark. In addition, legislative, regulatory, or tax developments may affect the investment techniques available to BFA in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Unlike some ETFs that track specific indexes, the Fund does not seek to replicate the performance of a specified index. Index-based ETFs have generally traded at prices that closely correspond to NAV. However, ETFs that do not seek to replicate the performance of a specified index have a limited trading history and, therefore, there can be no assurance as to whether, and/or the extent to which, the Fund's shares will trade at premiums or discounts to NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
S-5

Model Risk. BFA and the Fund cannot offer assurances that the classification system used to determine the Evolved Sectors will achieve its intended results or maintain a level of risk similar to that of a portfolio of companies traditionally defined as consumer staples companies by any other classification system. In addition, since the classification system used to determine the Evolved Sectors differs from other classification systems, companies that may be categorized as being in a particular sector when using another classification system may not be completely or at all allocated to the corresponding Evolved Sector. Similarly, a company included in part or completely in a particular Evolved Sector may not be included in the corresponding sector defined by another classification system.
Non-Diversification Risk. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Small Fund Risk. When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Performance Information
As of the date of this Prospectus, the Fund does not have a full calendar year of performance information to report.
S-6

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. Travis Cooke and Jeff Shen (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Cooke and Dr. Shen have been Portfolio Managers of the Fund since 2018.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
S-7

[THIS PAGE INTENTIONALLY LEFT BLANK]

More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified index. Accordingly, the management team has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective.
ETFs are funds that trade like other publicly-traded securities. Similar to shares of a mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.
Additional Information on Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. listed common stock of large-, mid- and small-capitalization consumer staples companies, as defined by a proprietary classification system.
The Fund’s 80% investment policy may be changed by the Fund’s Board of Trustees (the “Board”) upon 60 days' notice to shareholders.
The classification process, which uses data analysis tools consisting, in part, of machine learning, NLP and clustering algorithms to allocate companies to one or more sectors according to a new classification system, is forward looking and evolves as companies evolve.
The eligible universe of securities that are part of the classification process includes U.S. listed common stock of large-, mid- and small-capitalization companies. Based on data and information in the company’s public filings (e.g., regulatory filings, etc.), a company is classified in one or more of the Evolved Sectors. Currently these public filings consist of several years of a company’s 10-Ks and S-1s (if no 10-Ks are available). While the Fund is actively managed, the Fund generally allocates its investments to securities of its Evolved Sector on a market capitalization basis (based on the available free floating capitalization). The classification system allows for a company to be classified into multiple sectors rather than being assigned solely to a single sector. The market capitalization of a single company will be allocated proportionally based on the one or more Evolved Sectors in which the company is
1

classified. This reflects the multi-dimensional nature of these companies. Sector constituents are expected to evolve dynamically over time to reflect changing business models. BFA may exercise discretion in managing the classification process in limited instances. For example, a company may be excluded (or its inclusion limited) from an Evolved Sector, in part or whole, most commonly in response to position limit restrictions, limited liquidity of a particular security or the fit of a particular company in the Fund. This is different from traditional classification systems that typically will assign a company only to one sector and tend to group companies together on the basis of backward looking metrics like revenue. The Fund will not provide the same returns as a fund that tracks the consumer staples sector as traditionally defined by other classification systems and as a result may not be appropriate for an investor seeking the same exposure as the consumer staples sector as defined by such classification systems.
As of July 31, 2019, there were twelve Evolved Sectors: Consumer Staples, Discretionary Spending, Energy, Financials, Healthcare Staples, Industrials, Innovative Healthcare, Media and Entertainment, Real Estate, Technology, Telecommunications and Utilities. Sector classifications are reviewed on a quarterly basis and may evolve over time.
The Fund will hold common stock of those companies that fall into the Consumer Staples Evolved Sector which have economic characteristics that have been historically correlated with companies traditionally defined as consumer staples companies.
Investment Process. The Fund seeks to pursue its investment objective by investing in U.S. listed common stock in a disciplined manner, using proprietary classification algorithms that incorporate quantitative analysis. The classification process, which uses data analysis tools to allocate companies to one or more sectors according to a new classification system, is forward looking and evolves as companies evolve. The constituents in the Evolved Sectors will be reviewed and updated at least annually.
In certain situations or market conditions, the Fund may temporarily depart from its normal investment process, provided that the alternative, in the opinion of BFA, is consistent with the Fund’s investment objective and is in the best interest of the Fund.
The Fund has no stated minimum holding period for investments and may buy or sell securities whenever Fund management sees an appropriate opportunity. The Fund may engage in active and frequent trading of its investments. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor.
2

Asset Class Risk. The securities and other assets in the Fund’s portfolio may underperform in comparison to other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities may experience cycles of outperformance and underperformance in comparison to the general financial markets depending upon a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
Assets Under Management (AUM) Risk. From time to time, an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, or a fund may invest in the Fund and hold its investment for a specific period of time to allow the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. The Fund may be more adversely affected by the underperformance of those securities, may experience increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those securities than a fund that does not concentrate its investments.
Consumer Defensive Industry Risk. The Fund is subject to risks faced by companies in the consumer defensive industry, including: governmental regulation affecting the permissibility of using various food additives and production methods, which could affect profitability; new laws or litigation that may adversely affect tobacco companies; fads, marketing campaigns and other factors affecting supply and demand that may strongly affect securities prices and profitability of food, beverages and fashion related products; and international events that may affect food and beverage companies that derive a substantial portion of their net income from foreign countries.
Consumer Staples Sector Risk. Companies in the consumer staples sector, as traditionally defined, may be affected by the regulation of various product components and production methods, marketing campaigns and changes in the global economy,
3

consumer spending and consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. Companies in the consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
Cybersecurity Risk. With the increased use of technologies such as the internet to conduct business, the Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Recently, geopolitical tensions may have increased the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity failures by or breaches of the systems of the Fund’s adviser, distributor and other service providers (including, but not limited to, index and benchmark providers, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyberattacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful or that cyberattacks will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or Authorized Participants. The Fund and its shareholders could be negatively impacted as a result.
4

Equity Securities Risk. The Fund invests in equity securities, which are subject to changes in value that may be attributable to market perception of a particular issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes. Holders of common stocks, which generally subject their holders to more risks than preferred stocks and debt securities because common stockholders' claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.
High Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (considered by the Fund to mean higher than 100% annually) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of the Fund’s portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies, such as passive ETFs. These effects of higher than normal portfolio turnover may adversely affect Fund performance.
Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus that was first detected in December 2019 has spread globally. The impact of this outbreak has adversely affected the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. The duration of the outbreak and its effects cannot be predicted with certainty. Any market or economic disruption can be expected to result in elevated tracking error and increased premiums or discounts to the Fund’s NAV.
■	General Impact. This outbreak has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, temporary closures of stores, restaurants and other commercial establishments, layoffs, defaults and other significant economic impacts, as well as general concern and uncertainty.
■	Market Volatility. The outbreak has also resulted in extreme volatility, severe losses, and disruptions in markets which can adversely impact the Fund and its investments, including impairing hedging activity to the extent a Fund engages in such activity, as expected correlations between related markets or instruments may no longer apply. In addition, to the extent the Fund invests in short-term instruments that have negative yields, the Fund’s value may be impaired as a result. Certain issuers of equity securities have cancelled or announced the suspension of dividends. The outbreak has, and may continue to, negatively affect the credit ratings of some fixed income securities and their issuers.
■	Market Closures. Certain local markets have been or may be subject to closures, and there can be no assurance that trading will continue in any local markets in which the Fund may invest, when any resumption of trading will occur or, once such markets resume trading, whether they will face further closures. Any suspension of
5

trading in markets in which the Fund invests will have an impact on the Fund and its investments and will impact the Fund’s ability to purchase or sell securities in such markets.
■	Operational Risk. The outbreak could also impair the information technology and other operational systems upon which the Fund’s service providers, including BFA, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform critical tasks relating to the Fund, for example, due to the service providers’ employees performing tasks in alternate locations than under normal operating conditions or the illness of certain employees of the Fund’s service providers.
■	Governmental Interventions. Governmental and quasi-governmental authorities and regulators throughout the world have responded to the outbreak and the resulting economic disruptions with a variety of fiscal and monetary policy changes, including direct capital infusions into companies and other issuers, new monetary policy tools, and lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of such policies, is likely to increase market volatility, which could adversely affect the Fund’s investments.
■	Pre-Existing Conditions. Public health crises caused by the outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally.
Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects.
Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Any issuer of these securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures, credit deterioration of the issuer or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline. An issuer may also be subject to risks associated with the countries, states and regions in which the issuer resides, invests, sells products, or otherwise conducts operations.
Large-Capitalization Companies Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Management Risk. The Fund is subject to management risk because it does not seek to replicate the performance of a specified index. BFA and the portfolio managers will utilize a proprietary investment process, techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. In addition, legislative, regulatory, or tax developments may affect the investment techniques available to BFA in connection
6

with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.
Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained, and may otherwise be made available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market.
7

Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund's shares fluctuates continuously throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund's portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem Fund shares if there is a lack of an active market for such shares or its underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread”; that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread, which varies over time for shares of the Fund based on trading volume and market liquidity, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. In addition, increased market volatility may cause wider spreads. There may also be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Model Risk. BFA and the Fund cannot offer assurances that the classification system used to determine the Evolved Sectors will achieve its intended results or maintain a level of risk similar to that of a portfolio of companies traditionally defined as
8

consumer staples companies by any other classification system. In addition, since the classification system used to determine the Evolved Sectors differs from other classification systems, companies that may be categorized as being in a particular sector when using another classification system may not be completely or at all allocated to the corresponding Evolved Sector. Similarly, a company included in part or completely in a particular Evolved Sector may not be included in the corresponding sector defined by another classification system. As the model evolves and based on a company’s changing public disclosure, a company once classified in one Evolved Sector may move in part or in whole to another Evolved Sector. Such moves between Evolved Sectors may result in changes in industry exposure as measured using another classification system.
Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers or to a single economic, political or regulatory occurrence affecting these issuers.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Risk of Investing in the U.S. A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as on the value of certain securities. In addition, a continued rise in the U.S. public debt level or the imposition of U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the Fund has exposure.
The U.S. has developed increasingly strained relations with a number of foreign countries. If relations with certain countries continue to worsen, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord. If this trend were to continue, it may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. BlackRock Institutional Trust Company, N.A. (“BTC”), the Fund's securities lending
9

agent, will take into account the tax impact to shareholders of substitute payments for dividends when managing the Fund's securities lending program.
Small Fund Risk. When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. If the Fund were to be required to delist from the listing exchange, the value of the Fund may rapidly decline and performance may be negatively impacted. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators that are now in effect require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to the Fund.
Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector, as traditionally defined, depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
Consumer Services Industry Risk. The success of firms in the consumer services industry and certain retailers (including food and beverage, general retailers, media, and travel and leisure companies) is tied closely to the performance of the domestic and international economies, interest rates, exchange rates and consumer confidence. The consumer services industry depends heavily on disposable household income and consumer spending. Companies in the consumer services industry may be subject to severe competition, which may also have an adverse impact on their profitability. Companies in the consumer services industry are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. Changes in consumer demographics may affect the success of consumer products.
10

Dividend Risk. There is no guarantee that issuers of the stocks held by the Fund will declare dividends in the future or that, if declared, such dividends will remain at current levels or increase over time.
Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments or the lack of an active market for such securities or instruments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. Illiquid investments may be harder to value, especially in changing markets. If the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.
Mid-Capitalization Companies Risk. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and, therefore, the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business or economic developments, and the stocks of mid-capitalization companies may be less liquid than those of large-capitalization companies, making it difficult for the Fund to buy and sell shares of mid-capitalization companies. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the
11

ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. The capacity of the Fund to make investments in certain securities may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings.
For example, in certain circumstances where the Fund invests in securities issued by companies that operate in certain regulated industries or in certain emerging or international markets, or is subject to corporate or regulatory ownership restrictions, or invests in certain futures or other derivative transactions, there may be limits on the aggregate and/or fund-level amount invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust).
For its investment advisory services to the Fund, BFA is paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at the annual rate of 0.18%. BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
12

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of September 30, 2019, BFA and its affiliates provided investment advisory services for assets in excess of $6.96 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.
A discussion regarding the basis for the approval by the Board of the Investment Advisory Agreement with BFA is available in the Fund's Annual Report for the period ended July 31.
From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.
Portfolio Managers. Travis Cooke and Jeff Shen are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, developing and implementing the Fund’s investment process and investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.
Travis Cooke, CFA has been employed by BFA as a senior portfolio manager since 2007. Prior to that, Mr. Cooke was a principal from 2006 to 2007 for Barclays Global Fund Advisors (“BGFA”). Mr. Cooke has been a Portfolio Manager of the Fund since 2018.
Jeff Shen, PhD has been employed by BFA as a senior portfolio manager since 2008. Prior to that, Dr. Shen was a principal from 2004 to 2008 for BGFA. Dr. Shen has been a Portfolio Manager of the Fund since 2018.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), The PNC Financial Services Group, Inc. (which, through a subsidiary, has a significant economic interest in BlackRock) and its subsidiaries (each with The PNC Financial Services Group, Inc., an “Entity” and collectively, the “Entities”), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other
13

accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA, its Affiliates and the Entities provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA, its Affiliates and the Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates or Entities act, or may act, as an investor, investment banker, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, market maker, trader, prime broker, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which an Affiliate or an Entity performs or seeks to perform investment banking or other services. Specifically, the Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate or an Entity has developed or is trying to develop investment banking relationships or in which an Affiliate or an Entity has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate or an Entity provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate or an Entity provides or may in the future provide research coverage. An Affiliate or an Entity may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund's portfolio investment transactions. BFA or one or more Affiliates or Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates or Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate or an Entity having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses
14

during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or an Entity or its or their directors, officers or employees or other clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA, its Affiliates or Entities may adversely impact the Fund. Transactions by one or more clients or by BFA, its Affiliates or Entities or their directors, officers or employees, may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to BFA, one or more Affiliates or Entities and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Fund has retained BTC, an Affiliate of BFA, to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the securities lending agent will receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates or Entities may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA, its Affiliates and Entities and their respective directors, officers or employees, may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “IECS.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant
15

proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is Cboe BZX Exchange, Inc. (“Cboe BZX”).
Section 12(d)(1) of the 1940 Act restricts investments by investment companies, including foreign investment companies, in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise
16

any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and shares of underlying securities held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (i) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers and (ii) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board.
Equity investments and other instruments for which market quotations are readily available, as well as investments in an underlying fund, if any, are valued at market value, which is generally determined using the last reported official closing price or, if a reported closing price is not available, the last traded price on the exchange or market on which the security is primarily traded at the time of valuation.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the closing market price of one or more assets or liabilities held by the Fund.
17

Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. Long-term capital gains and qualified
18

dividend income are generally eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. In addition, a 3.8% U.S. federal Medicare contribution tax is imposed on “net investment income,” including, but not limited to, interest, dividends, and net gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly) and of estates and trusts.
Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund. Generally, qualified dividend income includes dividend income from taxable U.S. corporations and qualified non-U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Substitute dividends received by the Fund with respect to dividends paid on securities lent out will not be qualified dividend income. For this purpose, a qualified non-U.S. corporation means any non-U.S. corporation that is eligible for benefits under a comprehensive income tax treaty with the U.S., which includes an exchange of information program, or if the stock with respect to which the dividend was paid is readily tradable on an established U.S. securities market. The term excludes a corporation that is a passive foreign investment company.
Dividends received by the Fund from a RIC generally are qualified dividend income only to the extent such dividend distributions are made out of qualified dividend income received by such RIC. Additionally, it is expected that dividends received by the Fund from a real estate investment trust and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. However, for tax years beginning after December 31, 2017 and before January 1, 2026, the Fund may report dividends eligible for a 20% “qualified business income” deduction for non-corporate U.S. shareholders to the extent the Fund’s income is derived from ordinary REIT dividends, reduced by allocable Fund expenses.
For a dividend to be treated as qualified dividend income, the dividend must be received with respect to a share of stock held without being hedged by the Fund, and with respect to a share of the Fund held without being hedged by you, for 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date.
Fund distributions, to the extent attributable to dividends from U.S. corporations, will be eligible for the dividends received deduction for Fund shareholders that are corporations, subject to certain hedging and holding requirements.
In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be
19

taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership unless certain exceptions apply.
If your Fund shares are loaned out pursuant to a securities lending arrangement, you may lose the ability to treat Fund dividends paid while the shares are held by the borrower as qualified dividend income.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from
20

capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's distributor, BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund may accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities
21

Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
22

Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 1 University Square Drive, Princeton, NJ 08540.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
23

Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)
	iShares Evolved U.S. Consumer Staples ETF
	Year Ended 07/31/19	Period From 03/21/18(a) to 07/31/18
Net asset value, beginning of period	$25.03	$ 24.62
Net investment income(b)	0.66	0.31 (c)
Net realized and unrealized gain(d)	2.80	0.26
Net increase from investment operations	3.46	0.57
Distributions (e)
From net investment income	(0.85)	(0.16)
From net realized gain	(0.06)	—
Total distributions	(0.91)	(0.16)
Net asset value, end of period	$27.58	$ 25.03
Total Return
Based on net asset value	14.23%	2.34% (f)
Ratios to Average Net Assets
Total expenses	0.18%	0.18% (g)
Net investment income	2.59%	3.58% (c)(g)
Supplemental Data
Net assets, end of period (000)	$ 4,137	$ 3,755
Portfolio turnover rate(h)	9%	0% (f)
(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) Includes a special distribution from Dr Pepper Snapple Group Inc. Excluding such special distribution, the net investment income would have been $0.21 per share and 2.39% of average net assets.
(d) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
(e) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f) Not annualized.
(g) Annualized.
(h) Portfolio turnover rate excludes in-kind transactions.
24

Disclaimers
Shares of the Fund are not sponsored, endorsed or promoted by Cboe BZX. Cboe BZX makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to achieve its investment objective. Cboe BZX is not responsible for, nor has it participated in, the determination of the Fund's investments, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. Cboe BZX has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
Without limiting any of the foregoing, in no event shall Cboe BZX have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
25

[THIS PAGE INTENTIONALLY LEFT BLANK]

Want to know more?
iShares.com     |    1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual Report to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2019 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK® are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-22649
IS-P-IECS-0820

November 29, 2019
(as revised August 17, 2020)

2019 Prospectus
iShares U.S. ETF Trust
•	iShares Evolved U.S. Discretionary Spending ETF | IEDI | CBOE BZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.
You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.
The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.
i

[THIS PAGE INTENTIONALLY LEFT BLANK]

iSHARES® EVOLVED U.S. DISCRETIONARY SPENDING ETF
Ticker: IEDI	Stock Exchange: Cboe BZX
Investment Objective
The iShares Evolved U.S. Discretionary Spending ETF (the “Fund”) seeks to provide access to U.S. companies with discretionary spending exposure, as classified using a proprietary classification system.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares U.S. ETF Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
0.18%	None	0.00%	0.18%

[1]	The amount rounded to 0.00%.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$18	$58	$101	$230
S-1

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 11% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. listed common stock of large-, mid- and small-capitalization discretionary spending companies, as defined by a proprietary classification system. The classification process, which uses data analysis tools consisting, in part, of machine learning, natural language processing (“NLP”) and clustering algorithms to allocate companies to one or more sectors according to a new classification system, is forward looking and evolves as companies evolve.
The eligible universe of securities that are part of the classification process includes U.S. listed common stock of large-, mid- and small-capitalization companies. Based on data and information in the company’s public filings (e.g., regulatory filings, etc.), a company is classified in one or more of the twelve defined sectors (each an “Evolved Sector”). Currently these public filings consist of several years of a company’s 10-Ks and S-1s (if no 10-
Ks are available). While the Fund is actively managed, the Fund generally allocates its investments to securities of its Evolved Sector on a market capitalization basis (based on the available free floating capitalization). The classification system allows for a company to be classified into multiple sectors rather than being assigned solely to a single sector. The market capitalization of a single company will be allocated proportionally based on the one or more Evolved Sectors in which the company is classified. This reflects the multi-dimensional nature of these companies. Sector constituents are expected to evolve dynamically over time to reflect changing business models. BFA may exercise discretion in managing the classification process in limited instances. For example, a company may be excluded (or its inclusion limited) from an Evolved Sector, in part or whole, most commonly in response to position limit restrictions, limited liquidity of a particular security or the fit of a particular company in the Fund. This is different from traditional classification systems that typically will assign a company only to one sector and tend to group companies together on the basis of backward looking metrics like revenue. The Fund will not provide the same returns as a fund that tracks the consumer discretionary sector as traditionally defined by other classification systems and as a result may not be appropriate for an investor seeking the same exposure as the consumer discretionary sector as defined by such classification systems.
As of July 31, 2019, there were twelve Evolved Sectors: Consumer Staples, Discretionary Spending, Energy, Financials, Healthcare Staples,
S-2

Industrials, Innovative Healthcare, Media and Entertainment, Real Estate, Technology, Telecommunications and Utilities. Sector classifications are reviewed on a quarterly basis and may evolve over time.
The Fund will hold common stock of those companies that fall into the Discretionary Spending Evolved Sector which have economic characteristics that have been historically correlated with companies traditionally defined as consumer discretionary companies. The Fund may also invest in other securities, including but not limited to, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates. The Fund is an actively managed exchange-traded fund (“ETF”) and does not seek to replicate the performance of a specified index and may have a higher degree of portfolio turnover than such index funds.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in an industry or group of industries that constitute the discretionary spending sector. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry. Industry concentration designations are based on output of the classification methodology referenced above.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Unlike many ETFs, the Fund is not an index-based ETF. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Class Risk. Securities and other assets in the Fund's portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.
Assets Under Management (AUM) Risk. From time to time, an Authorized Participant (as defined in the Creations and Redemptions section of this prospectus (the “Prospectus”)), a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, or a fund may invest in the Fund and hold its investment for a specific period of time to allow the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other
S-3

market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Consumer Discretionary Sector Risk. The consumer discretionary sector, as traditionally defined, may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers' disposable income, consumer preferences, social trends and marketing campaigns.
Consumer Staples Sector Risk. The consumer staples sector, as traditionally defined, may be affected by, among other things, marketing campaigns, changes in consumer demands, government regulations and changes in commodity prices.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, the Fund's adviser, distributor, and other service providers (including the benchmark provider), market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. Holders of common stocks, which generally subject their holders to more risks than preferred stocks and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.
High Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (considered by the Fund to mean higher than 100% annually) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities.
Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand,
S-4

layoffs, ratings downgrades, defaults and other significant economic impacts. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. These events will have an impact on the Fund and its investments and could impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s NAV. Other infectious illness outbreaks in the future may result in similar impacts.
Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Large-Capitalization Companies Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Management Risk. The Fund is subject to management risk, which is the risk that the investment process, techniques and risk analyses applied by BFA will not produce the desired results, and that securities selected by BFA may underperform the market or any relevant benchmark. In addition, legislative, regulatory, or tax developments may affect the investment techniques available to BFA in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Unlike some ETFs that track specific indexes, the Fund does not seek to replicate the performance of a specified index. Index-based ETFs have generally traded at prices that closely correspond to NAV. However, ETFs that do not seek to replicate the performance of a specified index have a limited trading history and, therefore, there can be no assurance as to whether, and/or the extent to which, the Fund's shares will trade at premiums or discounts to NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Model Risk. BFA and the Fund cannot offer assurances that the classification system used to determine the Evolved Sectors will achieve its intended results or maintain a level of risk similar to that
S-5

of a portfolio of companies traditionally defined as consumer discretionary companies by any other classification system. In addition, since the classification system used to determine the Evolved Sectors differs from other classification systems, companies that may be categorized as being in a particular sector when using another classification system may not be completely or at all allocated to the corresponding Evolved Sector. Similarly, a company included in part or completely in a particular Evolved Sector may not be included in the corresponding sector defined by another classification system.
Non-Diversification Risk. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Retail Sub-Industry Risk. The retail sub-industry – including apparel, auto parts, cosmetics, department store, discount store, home improvement, jewelry or fashion accessories, and personal electronics retailers – may be affected by changes in domestic and international economies, consumer confidence, disposable household income and spending, and consumer tastes and preferences. Companies in the retail sub-industry face intense competition.
Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Small Fund Risk. When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Performance Information
As of the date of this Prospectus, the Fund does not have a full calendar year of performance information to report.
S-6

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. Travis Cooke and Jeff Shen (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Cooke and Dr. Shen have been Portfolio Managers of the Fund since 2018.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
S-7

[THIS PAGE INTENTIONALLY LEFT BLANK]

More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified index. Accordingly, the management team has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective.
ETFs are funds that trade like other publicly-traded securities. Similar to shares of a mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.
Additional Information on Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. listed common stock of large-, mid- and small-capitalization discretionary spending companies, as defined by a proprietary classification system.
The Fund’s 80% investment policy may be changed by the Fund’s Board of Trustees (the “Board”) upon 60 days' notice to shareholders.
The classification process, which uses data analysis tools consisting, in part, of machine learning, NLP and clustering algorithms to allocate companies to one or more sectors according to a new classification system, is forward looking and evolves as companies evolve.
The eligible universe of securities that are part of the classification process includes U.S. listed common stock of large-, mid- and small-capitalization companies. Based on data and information in the company’s public filings (e.g., regulatory filings, etc.), a company is classified in one or more of the Evolved Sectors. Currently these public filings consist of several years of a company’s 10-Ks and S-1s (if no 10-Ks are available). While the Fund is actively managed, the Fund generally allocates its investments to securities of its Evolved Sector on a market capitalization basis (based on the available free floating capitalization). The classification system allows for a company to be classified into multiple sectors rather than being assigned solely to a single sector. The market capitalization of a single company will be allocated proportionally based on the one or more Evolved Sectors in which the company is
1

classified. This reflects the multi-dimensional nature of these companies. Sector constituents are expected to evolve dynamically over time to reflect changing business models. BFA may exercise discretion in managing the classification process in limited instances. For example, a company may be excluded (or its inclusion limited) from an Evolved Sector, in part or whole, most commonly in response to position limit restrictions, limited liquidity of a particular security or the fit of a particular company in the Fund. This is different from traditional classification systems that typically will assign a company only to one sector and tend to group companies together on the basis of backward looking metrics like revenue. The Fund will not provide the same returns as a fund that tracks the consumer discretionary sector as traditionally defined by other classification systems and as a result may not be appropriate for an investor seeking the same exposure as the consumer discretionary sector as defined by such classification systems.
As of July 31, 2019, there were twelve Evolved Sectors: Consumer Staples, Discretionary Spending, Energy, Financials, Healthcare Staples, Industrials, Innovative Healthcare, Media and Entertainment, Real Estate, Technology, Telecommunications and Utilities. Sector classifications are reviewed on a quarterly basis and may evolve over time.
The Fund will hold common stock of those companies that fall into the Discretionary Spending Evolved Sector which have economic characteristics that have been historically correlated with companies traditionally defined as consumer discretionary companies.
Investment Process. The Fund seeks to pursue its investment objective by investing in U.S. listed common stock in a disciplined manner, using proprietary classification algorithms that incorporate quantitative analysis. The classification process, which uses data analysis tools to allocate companies to one or more sectors according to a new classification system, is forward looking and evolves as companies evolve. The constituents in the Evolved Sectors will be reviewed and updated at least annually.
In certain situations or market conditions, the Fund may temporarily depart from its normal investment process, provided that the alternative, in the opinion of BFA, is consistent with the Fund’s investment objective and is in the best interest of the Fund.
The Fund has no stated minimum holding period for investments and may buy or sell securities whenever Fund management sees an appropriate opportunity. The Fund may engage in active and frequent trading of its investments. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor.
2

Asset Class Risk. The securities and other assets in the Fund’s portfolio may underperform in comparison to other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities may experience cycles of outperformance and underperformance in comparison to the general financial markets depending upon a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
Assets Under Management (AUM) Risk. From time to time, an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, or a fund may invest in the Fund and hold its investment for a specific period of time to allow the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. The Fund may be more adversely affected by the underperformance of those securities, may experience increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those securities than a fund that does not concentrate its investments.
Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector, as traditionally defined, depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
Consumer Staples Sector Risk. Companies in the consumer staples sector, as traditionally defined, may be affected by the regulation of various product components and production methods, marketing campaigns and changes in the global economy,
3

consumer spending and consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. Companies in the consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
Cybersecurity Risk. With the increased use of technologies such as the internet to conduct business, the Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Recently, geopolitical tensions may have increased the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity failures by or breaches of the systems of the Fund’s adviser, distributor and other service providers (including, but not limited to, index and benchmark providers, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyberattacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful or that cyberattacks will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or Authorized Participants. The Fund and its shareholders could be negatively impacted as a result.
4

Equity Securities Risk. The Fund invests in equity securities, which are subject to changes in value that may be attributable to market perception of a particular issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes. Holders of common stocks, which generally subject their holders to more risks than preferred stocks and debt securities because common stockholders' claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.
High Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (considered by the Fund to mean higher than 100% annually) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of the Fund’s portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies, such as passive ETFs. These effects of higher than normal portfolio turnover may adversely affect Fund performance.
Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus that was first detected in December 2019 has spread globally. The impact of this outbreak has adversely affected the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. The duration of the outbreak and its effects cannot be predicted with certainty. Any market or economic disruption can be expected to result in elevated tracking error and increased premiums or discounts to the Fund’s NAV.
■	General Impact. This outbreak has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, temporary closures of stores, restaurants and other commercial establishments, layoffs, defaults and other significant economic impacts, as well as general concern and uncertainty.
■	Market Volatility. The outbreak has also resulted in extreme volatility, severe losses, and disruptions in markets which can adversely impact the Fund and its investments, including impairing hedging activity to the extent a Fund engages in such activity, as expected correlations between related markets or instruments may no longer apply. In addition, to the extent the Fund invests in short-term instruments that have negative yields, the Fund’s value may be impaired as a result. Certain issuers of equity securities have cancelled or announced the suspension of dividends. The outbreak has, and may continue to, negatively affect the credit ratings of some fixed income securities and their issuers.
■	Market Closures. Certain local markets have been or may be subject to closures, and there can be no assurance that trading will continue in any local markets in which the Fund may invest, when any resumption of trading will occur or, once such markets resume trading, whether they will face further closures. Any suspension of
5

trading in markets in which the Fund invests will have an impact on the Fund and its investments and will impact the Fund’s ability to purchase or sell securities in such markets.
■	Operational Risk. The outbreak could also impair the information technology and other operational systems upon which the Fund’s service providers, including BFA, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform critical tasks relating to the Fund, for example, due to the service providers’ employees performing tasks in alternate locations than under normal operating conditions or the illness of certain employees of the Fund’s service providers.
■	Governmental Interventions. Governmental and quasi-governmental authorities and regulators throughout the world have responded to the outbreak and the resulting economic disruptions with a variety of fiscal and monetary policy changes, including direct capital infusions into companies and other issuers, new monetary policy tools, and lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of such policies, is likely to increase market volatility, which could adversely affect the Fund’s investments.
■	Pre-Existing Conditions. Public health crises caused by the outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally.
Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects.
Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Any issuer of these securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures, credit deterioration of the issuer or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline. An issuer may also be subject to risks associated with the countries, states and regions in which the issuer resides, invests, sells products, or otherwise conducts operations.
Large-Capitalization Companies Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Management Risk. The Fund is subject to management risk because it does not seek to replicate the performance of a specified index. BFA and the portfolio managers will utilize a proprietary investment process, techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. In addition, legislative, regulatory, or tax developments may affect the investment techniques available to BFA in connection
6

with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.
Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained, and may otherwise be made available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market.
7

Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund's shares fluctuates continuously throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund's portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem Fund shares if there is a lack of an active market for such shares or its underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread”; that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread, which varies over time for shares of the Fund based on trading volume and market liquidity, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. In addition, increased market volatility may cause wider spreads. There may also be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Model Risk. BFA and the Fund cannot offer assurances that the classification system used to determine the Evolved Sectors will achieve its intended results or maintain a level of risk similar to that of a portfolio of companies traditionally defined as
8

consumer discretionary companies by any other classification system. In addition, since the classification system used to determine the Evolved Sectors differs from other classification systems, companies that may be categorized as being in a particular sector when using another classification system may not be completely or at all allocated to the corresponding Evolved Sector. Similarly, a company included in part or completely in a particular Evolved Sector may not be included in the corresponding sector defined by another classification system. As the model evolves and based on a company’s changing public disclosure, a company once classified in one Evolved Sector may move in part or in whole to another Evolved Sector. Such moves between Evolved Sectors may result in changes in industry exposure as measured using another classification system.
Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers or to a single economic, political or regulatory occurrence affecting these issuers.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Retail Sub-Industry Risk. The retail sub-industry – including apparel, auto parts, cosmetics, department store, discount store, home improvement, jewelry or fashion accessories, and personal electronics retailers – may be affected by changes in domestic and international economies, interest rates, commodity prices, consumer confidence, disposable household income and spending, and consumer tastes and preferences. Companies in the retail sub-industry face intense competition, which may have an adverse effect on their profitability. The success of these companies may be strongly affected by social trends and marketing campaigns, and they may depend heavily on availability of credit, the overall health of the economy and the introduction of popular retail products. Companies in the retail sub-industry may be dependent on outside financing, which may be difficult to obtain. Many of these companies are dependent on third party suppliers and distribution systems. Retail companies may be unable to protect their intellectual property rights or may be liable for infringing upon the intellectual property rights of others.
Risk of Investing in the U.S. A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as on the value of certain securities. In addition, a continued rise in the U.S. public debt level or the imposition of U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the Fund has exposure.
9

The U.S. has developed increasingly strained relations with a number of foreign countries. If relations with certain countries continue to worsen, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord. If this trend were to continue, it may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. BlackRock Institutional Trust Company, N.A. (“BTC”), the Fund's securities lending agent, will take into account the tax impact to shareholders of substitute payments for dividends when managing the Fund's securities lending program.
Small Fund Risk. When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. If the Fund were to be required to delist from the listing exchange, the value of the Fund may rapidly decline and performance may be negatively impacted. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators that are now in effect require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to the Fund.
Consumer Defensive Industry Risk. The Fund is subject to risks faced by companies in the consumer defensive industry, including: governmental regulation affecting the permissibility of using various food additives and production methods, which could affect profitability; new laws or litigation that may adversely affect tobacco companies; fads, marketing campaigns and other factors affecting supply and demand that may strongly affect securities prices and profitability of food, beverages and fashion related
10

products; and international events that may affect food and beverage companies that derive a substantial portion of their net income from foreign countries.
Consumer Durables Industry Risk. The consumer durables industry includes companies involved in the design, production, or distribution of household durables, leisure equipment and goods, textiles, luxury goods or apparel, each of which may be affected by changes in domestic and international economies, consumer confidence, disposable household income and spending, and consumer tastes and preferences. Companies in the consumer durables industry face intense competition, which may have an adverse effect on their profitability. The success of companies in the consumer durables industry may be strongly affected by social trends and marketing campaigns. Companies in the consumer durables industry may be dependent on outside financing, which may be difficult to obtain. Many of these companies are dependent on third party suppliers and distribution systems. Consumer durables companies may be unable to protect their intellectual property rights or may be liable for infringing the intellectual property rights of others. In addition, goods in the consumer durables industry may face the risk of rapid obsolescence.
Consumer Goods Industry Risk. Companies in the consumer goods industry may be strongly affected by social trends, marketing campaigns and other factors affecting consumer demand. Governmental regulation affecting the use of various food additives may affect the profitability of certain consumer goods companies.
Consumer Services Industry Risk. The success of firms in the consumer services industry and certain retailers (including food and beverage, general retailers, media, and travel and leisure companies) is tied closely to the performance of the domestic and international economies, interest rates, exchange rates and consumer confidence. The consumer services industry depends heavily on disposable household income and consumer spending. Companies in the consumer services industry may be subject to severe competition, which may also have an adverse impact on their profitability. Companies in the consumer services industry are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. Changes in consumer demographics may affect the success of consumer products.
Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments or the lack of an active market for such securities or instruments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or
11

instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. Illiquid investments may be harder to value, especially in changing markets. If the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.
Mid-Capitalization Companies Risk. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and, therefore, the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business or economic developments, and the stocks of mid-capitalization companies may be less liquid than those of large-capitalization companies, making it difficult for the Fund to buy and sell shares of mid-capitalization companies. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. The capacity of the Fund to make investments in certain securities may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings.
For example, in certain circumstances where the Fund invests in securities issued by companies that operate in certain regulated industries or in certain emerging or international markets, or is subject to corporate or regulatory ownership restrictions, or invests in certain futures or other derivative transactions, there may be limits on the aggregate and/or fund-level amount invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
12

Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust).
For its investment advisory services to the Fund, BFA is paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at the annual rate of 0.18%. BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of September 30, 2019, BFA and its affiliates provided investment advisory services for assets in excess of $6.96 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.
A discussion regarding the basis for the approval by the Board of the Investment Advisory Agreement with BFA is available in the Fund's Annual Report for the period ended July 31.
From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock
13

disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.
Portfolio Managers. Travis Cooke and Jeff Shen are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, developing and implementing the Fund’s investment process and investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.
Travis Cooke, CFA has been employed by BFA as a senior portfolio manager since 2007. Prior to that, Mr. Cooke was a principal from 2006 to 2007 for Barclays Global Fund Advisors (“BGFA”). Mr. Cooke has been a Portfolio Manager of the Fund since 2018.
Jeff Shen, PhD has been employed by BFA as a senior portfolio manager since 2008. Prior to that, Dr. Shen was a principal from 2004 to 2008 for BGFA. Dr. Shen has been a Portfolio Manager of the Fund since 2018.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), The PNC Financial Services Group, Inc. (which, through a subsidiary, has a significant economic interest in BlackRock) and its subsidiaries (each with The PNC Financial Services Group, Inc., an “Entity” and collectively, the “Entities”), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA, its Affiliates and the Entities provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA, its Affiliates and the Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates or Entities act, or may act, as an investor, investment banker, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, market maker, trader, prime broker, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from,
14

entities for which an Affiliate or an Entity performs or seeks to perform investment banking or other services. Specifically, the Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate or an Entity has developed or is trying to develop investment banking relationships or in which an Affiliate or an Entity has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate or an Entity provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate or an Entity provides or may in the future provide research coverage. An Affiliate or an Entity may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund's portfolio investment transactions. BFA or one or more Affiliates or Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates or Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate or an Entity having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or an Entity or its or their directors, officers or employees or other clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA, its Affiliates or Entities may adversely impact the Fund. Transactions by one or more clients or by BFA, its Affiliates or Entities or their directors, officers or employees, may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to BFA, one or more Affiliates or Entities and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Fund has retained BTC, an Affiliate of BFA, to serve as the securities lending agent for the Fund to the extent
15

that the Fund participates in the securities lending program. For these services, the securities lending agent will receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates or Entities may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA, its Affiliates and Entities and their respective directors, officers or employees, may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “IEDI.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV
16

(“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is Cboe BZX Exchange, Inc. (“Cboe BZX”).
Section 12(d)(1) of the 1940 Act restricts investments by investment companies, including foreign investment companies, in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and shares of underlying securities held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (i) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of
17

valuation as quoted by one or more data service providers and (ii) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board.
Equity investments and other instruments for which market quotations are readily available, as well as investments in an underlying fund, if any, are valued at market value, which is generally determined using the last reported official closing price or, if a reported closing price is not available, the last traded price on the exchange or market on which the security is primarily traded at the time of valuation.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the closing market price of one or more assets or liabilities held by the Fund.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used.
18

Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. Long-term capital gains and qualified dividend income are generally eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. In addition, a 3.8% U.S. federal Medicare contribution tax is imposed on “net investment income,” including, but not limited to, interest, dividends, and net gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly) and of estates and trusts.
19

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund. Generally, qualified dividend income includes dividend income from taxable U.S. corporations and qualified non-U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Substitute dividends received by the Fund with respect to dividends paid on securities lent out will not be qualified dividend income. For this purpose, a qualified non-U.S. corporation means any non-U.S. corporation that is eligible for benefits under a comprehensive income tax treaty with the U.S., which includes an exchange of information program, or if the stock with respect to which the dividend was paid is readily tradable on an established U.S. securities market. The term excludes a corporation that is a passive foreign investment company.
Dividends received by the Fund from a RIC generally are qualified dividend income only to the extent such dividend distributions are made out of qualified dividend income received by such RIC. Additionally, it is expected that dividends received by the Fund from a real estate investment trust and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. However, for tax years beginning after December 31, 2017 and before January 1, 2026, the Fund may report dividends eligible for a 20% “qualified business income” deduction for non-corporate U.S. shareholders to the extent the Fund’s income is derived from ordinary REIT dividends, reduced by allocable Fund expenses.
For a dividend to be treated as qualified dividend income, the dividend must be received with respect to a share of stock held without being hedged by the Fund, and with respect to a share of the Fund held without being hedged by you, for 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date.
Fund distributions, to the extent attributable to dividends from U.S. corporations, will be eligible for the dividends received deduction for Fund shareholders that are corporations, subject to certain hedging and holding requirements.
In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
20

If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership unless certain exceptions apply.
If your Fund shares are loaned out pursuant to a securities lending arrangement, you may lose the ability to treat Fund dividends paid while the shares are held by the borrower as qualified dividend income.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of
21

shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's distributor, BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund may accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
22

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
23

Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 1 University Square Drive, Princeton, NJ 08540.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
24

Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)
	iShares Evolved U.S. Discretionary Spending ETF
	Year Ended 07/31/19	Period From 03/21/18(a) to 07/31/18
Net asset value, beginning of period	$26.84	$24.95
Net investment income(b)	0.39	0.12
Net realized and unrealized gain(c)	2.70	1.86
Net increase from investment operations	3.09	1.98
Distributions (d)
From net investment income	(0.41)	(0.09)
From net realized gain	(0.05)	—
Total distributions	(0.46)	(0.09)
Net asset value, end of period	$29.47	$26.84
Total Return
Based on net asset value	11.73%	7.96% (e)
Ratios to Average Net Assets
Total expenses	0.18%	0.18% (f)
Net investment income	1.42%	1.25% (f)
Supplemental Data
Net assets, end of period (000)	$ 5,895	$ 5,369
Portfolio turnover rate(g)	11%	0% (e)
(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Not annualized.
(f) Annualized.
(g) Portfolio turnover rate excludes in-kind transactions.
25

Disclaimers
Shares of the Fund are not sponsored, endorsed or promoted by Cboe BZX. Cboe BZX makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to achieve its investment objective. Cboe BZX is not responsible for, nor has it participated in, the determination of the Fund's investments, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. Cboe BZX has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
Without limiting any of the foregoing, in no event shall Cboe BZX have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
26

Want to know more?
iShares.com     |    1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual Report to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2019 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK® are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-22649
IS-P-IEDI-0820

November 29, 2019
(as revised August 17, 2020)

2019 Prospectus
iShares U.S. ETF Trust
•	iShares Evolved U.S. Financials ETF | IEFN | CBOE BZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.
You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.
The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.
i

[THIS PAGE INTENTIONALLY LEFT BLANK]

iSHARES® EVOLVED U.S. FINANCIALS ETF
Ticker: IEFN	Stock Exchange: Cboe BZX
Investment Objective
The iShares Evolved U.S. Financials ETF (the “Fund”) seeks to provide access to U.S. companies with financials exposure, as classified using a proprietary classification system.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares U.S. ETF Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
0.18%	None	0.00%	0.18%

[1]	The amount rounded to 0.00%.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$18	$58	$101	$230
S-1

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 10% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. listed common stock of large-, mid- and small-capitalization financial companies, as defined by a proprietary classification system. The classification process, which uses data analysis tools consisting, in part, of machine learning, natural language processing (“NLP”) and clustering algorithms to allocate companies to one or more sectors according to a new classification system, is forward looking and evolves as companies evolve.
The eligible universe of securities that are part of the classification process includes U.S. listed common stock of large-, mid- and small-capitalization companies. Based on data and information in the company’s public filings (e.g., regulatory filings, etc.), a company is classified in one or more of the twelve defined sectors (each an “Evolved Sector”). Currently these public filings consist of several years of a company’s 10-Ks and S-1s (if no 10-
Ks are available). While the Fund is actively managed, the Fund generally allocates its investments to securities of its Evolved Sector on a market capitalization basis (based on the available free floating capitalization). The classification system allows for a company to be classified into multiple sectors rather than being assigned solely to a single sector. The market capitalization of a single company will be allocated proportionally based on the one or more Evolved Sectors in which the company is classified. This reflects the multi-dimensional nature of these companies. Sector constituents are expected to evolve dynamically over time to reflect changing business models. BFA may exercise discretion in managing the classification process in limited instances. For example, a company may be excluded (or its inclusion limited) from an Evolved Sector, in part or whole, most commonly in response to position limit restrictions, limited liquidity of a particular security or the fit of a particular company in the Fund. This is different from traditional classification systems that typically will assign a company only to one sector and tend to group companies together on the basis of backward looking metrics like revenue. The Fund will not provide the same returns as a fund that tracks the financials sector as traditionally defined by other classification systems and as a result may not be appropriate for an investor seeking the same exposure as the financials sector as defined by such classification systems.
As of July 31, 2019, there were twelve Evolved Sectors: Consumer Staples, Discretionary Spending, Energy, Financials, Healthcare Staples, Industrials, Innovative Healthcare,
S-2

Media and Entertainment, Real Estate, Technology, Telecommunications and Utilities. Sector classifications are reviewed on a quarterly basis and may evolve over time.
The Fund will hold common stock of those companies that fall into the Financials Evolved Sector which have economic characteristics that have been historically correlated with companies traditionally defined as financial companies. The Fund may also invest in other securities, including but not limited to, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates. The Fund is an actively managed exchange-traded fund (“ETF”) and does not seek to replicate the performance of a specified index and may have a higher degree of portfolio turnover than such index funds.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in an industry or group of industries that constitute the financials sector. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry. Industry concentration designations are based on output of the classification methodology referenced above.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Unlike many ETFs, the Fund is not an index-based ETF. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Class Risk. Securities and other assets in the Fund's portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.
Assets Under Management (AUM) Risk. From time to time, an Authorized Participant (as defined in the Creations and Redemptions section of this prospectus (the “Prospectus”)), a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, or a fund may invest in the Fund and hold its investment for a specific period of time to allow the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other
S-3

market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, the Fund's adviser, distributor, and other service providers (including the benchmark provider), market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. Holders of common stocks, which generally subject their holders to more risks than preferred stocks and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.
Financials Sector Risk. Performance of companies in the financials sector, as traditionally defined, may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, interest rates, credit rating downgrades, and decreased liquidity in credit markets. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. The impact of changes in capital requirements and recent or future regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.
High Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (considered by the Fund to mean higher than 100% annually) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities.
S-4

Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic impacts. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. These events will have an impact on the Fund and its investments and could impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s NAV. Other infectious illness outbreaks in the future may result in similar impacts.
Insurance Industry Risk. The insurance industry may be significantly affected by changes in interest rates, catastrophic events, price and market competition, the imposition of premium rate caps, or other changes in government regulation or tax law, among other factors.
Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Large-Capitalization Companies Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Management Risk. The Fund is subject to management risk, which is the risk that the investment process, techniques and risk analyses applied by BFA will not produce the desired results, and that securities selected by BFA may underperform the market or any relevant benchmark. In addition, legislative, regulatory, or tax developments may affect the investment techniques available to BFA in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Unlike some ETFs that track specific indexes, the Fund does not seek to replicate the performance of a specified index. Index-based ETFs have generally traded at prices that closely correspond to NAV. However, ETFs that do not seek to
S-5

replicate the performance of a specified index have a limited trading history and, therefore, there can be no assurance as to whether, and/or the extent to which, the Fund's shares will trade at premiums or discounts to NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Model Risk. BFA and the Fund cannot offer assurances that the classification system used to determine the Evolved Sectors will achieve its intended results or maintain a level of risk similar to that of a portfolio of companies traditionally defined as financials companies by any other classification system. In addition, since the classification system used to determine the Evolved Sectors differs from other classification systems, companies that may be categorized as being in a particular sector when using another classification system may not be completely or at all allocated to the corresponding Evolved Sector. Similarly, a company included in part or completely in a particular Evolved Sector may not be included in the corresponding sector defined by another classification system.
Non-Diversification Risk. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Small Fund Risk. When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Performance Information
As of the date of this Prospectus, the Fund does not have a full calendar year of performance information to report.
S-6

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. Travis Cooke and Jeff Shen (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Cooke and Dr. Shen have been Portfolio Managers of the Fund since 2018.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
S-7

[THIS PAGE INTENTIONALLY LEFT BLANK]

More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified index. Accordingly, the management team has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective.
ETFs are funds that trade like other publicly-traded securities. Similar to shares of a mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.
Additional Information on Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. listed common stock of large-, mid- and small-capitalization financial companies, as defined by a proprietary classification system.
The Fund’s 80% investment policy may be changed by the Fund’s Board of Trustees (the “Board”) upon 60 days' notice to shareholders.
The classification process, which uses data analysis tools consisting, in part, of machine learning, NLP and clustering algorithms to allocate companies to one or more sectors according to a new classification system, is forward looking and evolves as companies evolve.
The eligible universe of securities that are part of the classification process includes U.S. listed common stock of large-, mid- and small-capitalization companies. Based on data and information in the company’s public filings (e.g., regulatory filings, etc.), a company is classified in one or more of the Evolved Sectors. Currently these public filings consist of several years of a company’s 10-Ks and S-1s (if no 10-Ks are available). While the Fund is actively managed, the Fund generally allocates its investments to securities of its Evolved Sector on a market capitalization basis (based on the available free floating capitalization). The classification system allows for a company to be classified into multiple sectors rather than being assigned solely to a single sector. The market capitalization of a single company will be allocated proportionally based on the one or more Evolved Sectors in which the company is classified. This reflects the multi-dimensional nature of these companies. Sector
1

constituents are expected to evolve dynamically over time to reflect changing business models. BFA may exercise discretion in managing the classification process in limited instances. For example, a company may be excluded (or its inclusion limited) from an Evolved Sector, in part or whole, most commonly in response to position limit restrictions, limited liquidity of a particular security or the fit of a particular company in the Fund. This is different from traditional classification systems that typically will assign a company only to one sector and tend to group companies together on the basis of backward looking metrics like revenue. The Fund will not provide the same returns as a fund that tracks the financials sector as traditionally defined by other classification systems and as a result may not be appropriate for an investor seeking the same exposure as the financials sector as defined by such classification systems.
As of July 31, 2019, there were twelve Evolved Sectors: Consumer Staples, Discretionary Spending, Energy, Financials, Healthcare Staples, Industrials, Innovative Healthcare, Media and Entertainment, Real Estate, Technology, Telecommunications and Utilities. Sector classifications are reviewed on a quarterly basis and may evolve over time.
The Fund will hold common stock of those companies that fall into the Financials Evolved Sector which have economic characteristics that have been historically correlated with companies traditionally defined as financial companies.
Investment Process. The Fund seeks to pursue its investment objective by investing in U.S. listed common stock in a disciplined manner, using proprietary classification algorithms that incorporate quantitative analysis. The classification process, which uses data analysis tools to allocate companies to one or more sectors according to a new classification system, is forward looking and evolves as companies evolve. The constituents in the Evolved Sectors will be reviewed and updated at least annually.
In certain situations or market conditions, the Fund may temporarily depart from its normal investment process, provided that the alternative, in the opinion of BFA, is consistent with the Fund’s investment objective and is in the best interest of the Fund.
The Fund has no stated minimum holding period for investments and may buy or sell securities whenever Fund management sees an appropriate opportunity. The Fund may engage in active and frequent trading of its investments. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Class Risk. The securities and other assets in the Fund’s portfolio may underperform in comparison to other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities may experience cycles of outperformance and
2

underperformance in comparison to the general financial markets depending upon a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
Assets Under Management (AUM) Risk. From time to time, an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, or a fund may invest in the Fund and hold its investment for a specific period of time to allow the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. The Fund may be more adversely affected by the underperformance of those securities, may experience increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those securities than a fund that does not concentrate its investments.
Cybersecurity Risk. With the increased use of technologies such as the internet to conduct business, the Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).
3

Recently, geopolitical tensions may have increased the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity failures by or breaches of the systems of the Fund’s adviser, distributor and other service providers (including, but not limited to, index and benchmark providers, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyberattacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful or that cyberattacks will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or Authorized Participants. The Fund and its shareholders could be negatively impacted as a result.
Equity Securities Risk. The Fund invests in equity securities, which are subject to changes in value that may be attributable to market perception of a particular issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes. Holders of common stocks, which generally subject their holders to more risks than preferred stocks and debt securities because common stockholders' claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.
Financials Sector Risk. Companies in the financials sector, as traditionally defined, are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital they must maintain and, potentially, their size. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. Recently enacted legislation in the U.S. has relaxed capital requirements and other regulatory burdens on certain U.S. banks. While the effect of the legislation may benefit certain companies in the financials sector, increased risk taking by affected banks may also result in greater overall risk in the U.S. and global financials sector. The impact of changes in capital
4

requirements, or recent or future regulation in various countries, on any individual financial company or on the financials sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financials sector is particularly sensitive to fluctuations in interest rates. The financials sector is also a target for cyberattacks, and may experience technology malfunctions and disruptions. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have reportedly caused losses to companies in this sector, which may negatively impact the Fund.
High Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (considered by the Fund to mean higher than 100% annually) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of the Fund’s portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies, such as passive ETFs. These effects of higher than normal portfolio turnover may adversely affect Fund performance.
Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus that was first detected in December 2019 has spread globally. The impact of this outbreak has adversely affected the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. The duration of the outbreak and its effects cannot be predicted with certainty. Any market or economic disruption can be expected to result in elevated tracking error and increased premiums or discounts to the Fund’s NAV.
■	General Impact. This outbreak has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, temporary closures of stores, restaurants and other commercial establishments, layoffs, defaults and other significant economic impacts, as well as general concern and uncertainty.
■	Market Volatility. The outbreak has also resulted in extreme volatility, severe losses, and disruptions in markets which can adversely impact the Fund and its investments, including impairing hedging activity to the extent a Fund engages in such activity, as expected correlations between related markets or instruments may no longer apply. In addition, to the extent the Fund invests in short-term instruments that have negative yields, the Fund’s value may be impaired as a result. Certain issuers of equity securities have cancelled or announced the suspension of
5

dividends. The outbreak has, and may continue to, negatively affect the credit ratings of some fixed income securities and their issuers.
■	Market Closures. Certain local markets have been or may be subject to closures, and there can be no assurance that trading will continue in any local markets in which the Fund may invest, when any resumption of trading will occur or, once such markets resume trading, whether they will face further closures. Any suspension of trading in markets in which the Fund invests will have an impact on the Fund and its investments and will impact the Fund’s ability to purchase or sell securities in such markets.
■	Operational Risk. The outbreak could also impair the information technology and other operational systems upon which the Fund’s service providers, including BFA, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform critical tasks relating to the Fund, for example, due to the service providers’ employees performing tasks in alternate locations than under normal operating conditions or the illness of certain employees of the Fund’s service providers.
■	Governmental Interventions. Governmental and quasi-governmental authorities and regulators throughout the world have responded to the outbreak and the resulting economic disruptions with a variety of fiscal and monetary policy changes, including direct capital infusions into companies and other issuers, new monetary policy tools, and lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of such policies, is likely to increase market volatility, which could adversely affect the Fund’s investments.
■	Pre-Existing Conditions. Public health crises caused by the outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally.
Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects.
Insurance Industry Risk. The insurance industry is subject to extensive government regulation and can be significantly affected by changes in interest rates, general economic conditions, price and market competition, the imposition of premium rate caps or other changes in government regulation or tax law. Certain segments of the insurance industry can be significantly affected by mortality and morbidity rates, environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts.
Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Any issuer of these securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures, credit deterioration of the issuer or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline. An
6

issuer may also be subject to risks associated with the countries, states and regions in which the issuer resides, invests, sells products, or otherwise conducts operations.
Large-Capitalization Companies Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Management Risk. The Fund is subject to management risk because it does not seek to replicate the performance of a specified index. BFA and the portfolio managers will utilize a proprietary investment process, techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. In addition, legislative, regulatory, or tax developments may affect the investment techniques available to BFA in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.
Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained, and may otherwise be made available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market
7

hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund's shares fluctuates continuously throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund's portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem Fund shares if there is a lack of an active market for such shares or its underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread”; that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask”
8

price). The spread, which varies over time for shares of the Fund based on trading volume and market liquidity, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. In addition, increased market volatility may cause wider spreads. There may also be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Model Risk. BFA and the Fund cannot offer assurances that the classification system used to determine the Evolved Sectors will achieve its intended results or maintain a level of risk similar to that of a portfolio of companies traditionally defined as financials companies by any other classification system. In addition, since the classification system used to determine the Evolved Sectors differs from other classification systems, companies that may be categorized as being in a particular sector when using another classification system may not be completely or at all allocated to the corresponding Evolved Sector. Similarly, a company included in part or completely in a particular Evolved Sector may not be included in the corresponding sector defined by another classification system. As the model evolves and based on a company’s changing public disclosure, a company once classified in one Evolved Sector may move in part or in whole to another Evolved Sector. Such moves between Evolved Sectors may result in changes in industry exposure as measured using another classification system.
Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers or to a single economic, political or regulatory occurrence affecting these issuers.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Risk of Investing in the U.S. A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as on the value of certain securities. In addition, a continued rise in the U.S. public debt level or the imposition of U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the Fund has exposure.
The U.S. has developed increasingly strained relations with a number of foreign countries. If relations with certain countries continue to worsen, it could adversely
9

affect U.S. issuers as well as non-U.S. issuers that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord. If this trend were to continue, it may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. BlackRock Institutional Trust Company, N.A. (“BTC”), the Fund's securities lending agent, will take into account the tax impact to shareholders of substitute payments for dividends when managing the Fund's securities lending program.
Small Fund Risk. When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. If the Fund were to be required to delist from the listing exchange, the value of the Fund may rapidly decline and performance may be negatively impacted. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators that are now in effect require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to the Fund.
Dividend Risk. There is no guarantee that issuers of the stocks held by the Fund will declare dividends in the future or that, if declared, such dividends will remain at current levels or increase over time.
Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments
10

may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments or the lack of an active market for such securities or instruments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. Illiquid investments may be harder to value, especially in changing markets. If the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.
Mid-Capitalization Companies Risk. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and, therefore, the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business or economic developments, and the stocks of mid-capitalization companies may be less liquid than those of large-capitalization companies, making it difficult for the Fund to buy and sell shares of mid-capitalization companies. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.
Technology Sector Risk. Companies in the technology sector, as traditionally defined, including information technology companies, face intense competition, both domestically and internationally, which may have an adverse effect on a company’s profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and other intellectual property rights. A technology company’s loss or impairment of these rights may adversely affect the company’s profitability. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. The
11

technology sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. The capacity of the Fund to make investments in certain securities may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings.
For example, in certain circumstances where the Fund invests in securities issued by companies that operate in certain regulated industries or in certain emerging or international markets, or is subject to corporate or regulatory ownership restrictions, or invests in certain futures or other derivative transactions, there may be limits on the aggregate and/or fund-level amount invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust).
12

For its investment advisory services to the Fund, BFA is paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at the annual rate of 0.18%. BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of September 30, 2019, BFA and its affiliates provided investment advisory services for assets in excess of $6.96 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.
A discussion regarding the basis for the approval by the Board of the Investment Advisory Agreement with BFA is available in the Fund's Annual Report for the period ended July 31.
From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.
Portfolio Managers. Travis Cooke and Jeff Shen are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, developing and implementing the Fund’s investment process and investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.
Travis Cooke, CFA has been employed by BFA as a senior portfolio manager since 2007. Prior to that, Mr. Cooke was a principal from 2006 to 2007 for Barclays Global Fund Advisors (“BGFA”). Mr. Cooke has been a Portfolio Manager of the Fund since 2018.
Jeff Shen, PhD has been employed by BFA as a senior portfolio manager since 2008. Prior to that, Dr. Shen was a principal from 2004 to 2008 for BGFA. Dr. Shen has been a Portfolio Manager of the Fund since 2018.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
13

Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), The PNC Financial Services Group, Inc. (which, through a subsidiary, has a significant economic interest in BlackRock) and its subsidiaries (each with The PNC Financial Services Group, Inc., an “Entity” and collectively, the “Entities”), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA, its Affiliates and the Entities provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA, its Affiliates and the Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates or Entities act, or may act, as an investor, investment banker, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, market maker, trader, prime broker, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which an Affiliate or an Entity performs or seeks to perform investment banking or other services. Specifically, the Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate or an Entity has developed or is trying to develop investment banking relationships or in which an Affiliate or an Entity has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate or an Entity provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate or an Entity provides or may in the future provide research coverage. An Affiliate or an Entity may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund's portfolio investment transactions. BFA or one or more Affiliates or Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates or Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate or an Entity having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
14

Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or an Entity or its or their directors, officers or employees or other clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA, its Affiliates or Entities may adversely impact the Fund. Transactions by one or more clients or by BFA, its Affiliates or Entities or their directors, officers or employees, may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to BFA, one or more Affiliates or Entities and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Fund has retained BTC, an Affiliate of BFA, to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the securities lending agent will receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates or Entities may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA, its Affiliates and Entities and their respective directors, officers or employees, may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment
15

for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “IEFN.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is Cboe BZX Exchange, Inc. (“Cboe BZX”).
Section 12(d)(1) of the 1940 Act restricts investments by investment companies, including foreign investment companies, in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
16

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and shares of underlying securities held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (i) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers and (ii) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board.
Equity investments and other instruments for which market quotations are readily available, as well as investments in an underlying fund, if any, are valued at market value, which is generally determined using the last reported official closing price or, if a reported closing price is not available, the last traded price on the exchange or market on which the security is primarily traded at the time of valuation.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or
17

other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the closing market price of one or more assets or liabilities held by the Fund.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
18

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. Long-term capital gains and qualified dividend income are generally eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. In addition, a 3.8% U.S. federal Medicare contribution tax is imposed on “net investment income,” including, but not limited to, interest, dividends, and net gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly) and of estates and trusts.
Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund. Generally, qualified dividend income includes dividend income from taxable U.S. corporations and qualified non-U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Substitute dividends received by the Fund with respect to dividends paid on securities lent out will not be qualified dividend income. For this purpose, a qualified non-U.S. corporation means any non-U.S. corporation that is eligible for benefits under a comprehensive income tax treaty with the U.S., which includes an exchange of information program, or if the stock with respect to which the dividend was paid is readily tradable on an established U.S. securities market. The term excludes a corporation that is a passive foreign investment company.
Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent such dividend distributions are made out of qualified dividend income received by such REIT or RIC. Additionally, it is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. However, for tax years beginning after December 31, 2017 and before January 1, 2026, the Fund may report dividends eligible for a 20% “qualified business income” deduction for non-corporate U.S. shareholders to the extent the Fund’s income is derived from ordinary REIT dividends, reduced by allocable Fund expenses.
For a dividend to be treated as qualified dividend income, the dividend must be received with respect to a share of stock held without being hedged by the Fund, and with respect to a share of the Fund held without being hedged by you, for 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date.
Fund distributions, to the extent attributable to dividends from U.S. corporations, will be eligible for the dividends received deduction for Fund shareholders that are corporations, subject to certain hedging and holding requirements.
19

In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership unless certain exceptions apply.
If your Fund shares are loaned out pursuant to a securities lending arrangement, you may lose the ability to treat Fund dividends paid while the shares are held by the borrower as qualified dividend income.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
20

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's distributor, BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund may accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either
21

may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
22

Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 1 University Square Drive, Princeton, NJ 08540.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
23

Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)
	iShares Evolved U.S. Financials ETF
	Year Ended 07/31/19	Period From 03/21/18(a) to 07/31/18
Net asset value, beginning of period	$24.59	$24.98
Net investment income(b)	0.50	0.15
Net realized and unrealized gain (loss)(c)	0.27	(0.43)
Net increase (decrease) from investment operations	0.77	(0.28)
Distributions (d)
From net investment income	(0.50)	(0.11)
Total distributions	(0.50)	(0.11)
Net asset value, end of period	$24.86	$24.59
Total Return
Based on net asset value	3.35%	(1.11)% (e)(f)
Ratios to Average Net Assets
Total expenses	0.18%	0.18% (g)
Net investment income	2.15%	1.65% (g)
Supplemental Data
Net assets, end of period (000)	$ 4,971	$ 4,919
Portfolio turnover rate(h)	10%	13% (e)
(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Not annualized.
(f) Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return would have been -1.40%.
(g) Annualized.
(h) Portfolio turnover rate excludes in-kind transactions.
24

Disclaimers
Shares of the Fund are not sponsored, endorsed or promoted by Cboe BZX. Cboe BZX makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to achieve its investment objective. Cboe BZX is not responsible for, nor has it participated in, the determination of the Fund's investments, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. Cboe BZX has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
Without limiting any of the foregoing, in no event shall Cboe BZX have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
25

[THIS PAGE INTENTIONALLY LEFT BLANK]

Want to know more?
iShares.com     |    1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual Report to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2019 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK® are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-22649
IS-P-IEFN-0820

November 29, 2019
(as revised August 17, 2020)

2019 Prospectus
iShares U.S. ETF Trust
•	iShares Evolved U.S. Healthcare Staples ETF | IEHS | CBOE BZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.
You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.
The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.
i

[THIS PAGE INTENTIONALLY LEFT BLANK]

iSHARES® EVOLVED U.S. HEALTHCARE STAPLES ETF
Ticker: IEHS	Stock Exchange: Cboe BZX
Investment Objective
The iShares Evolved U.S. Healthcare Staples ETF (the “Fund”) seeks to provide access to U.S. companies with healthcare staples exposure, as classified using a proprietary classification system.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares U.S. ETF Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
0.18%	None	0.00%	0.18%

[1]	The amount rounded to 0.00%.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$18	$58	$101	$230
S-1

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 12% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. listed common stock of large-, mid- and small-capitalization healthcare equipment and services companies, as defined by a proprietary classification system. The classification process, which uses data analysis tools consisting, in part, of machine learning, natural language processing (“NLP”) and clustering algorithms to allocate companies to one or more sectors according to a new classification system, is forward looking and evolves as companies evolve.
The eligible universe of securities that are part of the classification process includes U.S. listed common stock of large-, mid- and small-capitalization companies. Based on data and information in the company’s public filings (e.g., regulatory filings, etc.), a company is classified in one or more of the twelve defined sectors (each an “Evolved Sector”). Currently these public filings consist of several years of a company’s 10-Ks and S-1s (if no 10-
Ks are available). While the Fund is actively managed, the Fund generally allocates its investments to securities of its Evolved Sector on a market capitalization basis (based on the available free floating capitalization). The classification system allows for a company to be classified into multiple sectors rather than being assigned solely to a single sector. The market capitalization of a single company will be allocated proportionally based on the one or more Evolved Sectors in which the company is classified. This reflects the multi-dimensional nature of these companies. Sector constituents are expected to evolve dynamically over time to reflect changing business models. BFA may exercise discretion in managing the classification process in limited instances. For example, a company may be excluded (or its inclusion limited) from an Evolved Sector, in part or whole, most commonly in response to position limit restrictions, limited liquidity of a particular security or the fit of a particular company in the Fund. This is different from traditional classification systems that typically will assign a company only to one sector and tend to group companies together on the basis of backward looking metrics like revenue. The Fund will not provide the same returns as a fund that tracks the healthcare sector as traditionally defined by other classification systems and as a result may not be appropriate for an investor seeking the same exposure as the healthcare sector as defined by such classification systems.
As of July 31, 2019, there were twelve Evolved Sectors: Consumer Staples, Discretionary Spending, Energy, Financials, Healthcare Staples, Industrials, Innovative Healthcare,
S-2

Media and Entertainment, Real Estate, Technology, Telecommunications and Utilities. Sector classifications are reviewed on a quarterly basis and may evolve over time.
The Fund will hold common stock of those companies that fall into the Healthcare Staples Evolved Sector which have economic characteristics that have been historically correlated with companies traditionally defined as healthcare equipment and services companies. The Fund may also invest in other securities, including but not limited to, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates. The Fund is an actively managed exchange-traded fund (“ETF”) and does not seek to replicate the performance of a specified index and may have a higher degree of portfolio turnover than such index funds.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in an industry or group of industries that constitute the healthcare staples sector. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry. Industry concentration designations are based on output of the classification methodology referenced above.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Unlike many ETFs, the Fund is not an index-based ETF. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Class Risk. Securities and other assets in the Fund's portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.
Assets Under Management (AUM) Risk. From time to time, an Authorized Participant (as defined in the Creations and Redemptions section of this prospectus (the “Prospectus”)), a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, or a fund may invest in the Fund and hold its investment for a specific period of time to allow the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other
S-3

market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, the Fund's adviser, distributor, and other service providers (including the benchmark provider), market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. Holders of common stocks, which generally subject their holders to more risks than preferred stocks and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.
Healthcare Sector Risk. The profitability of companies in the healthcare sector, as traditionally defined, including healthcare equipment and services companies, may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services, an increased emphasis on outpatient services, and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.
High Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (considered by the Fund to mean higher than 100% annually) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities.
S-4

Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic impacts. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. These events will have an impact on the Fund and its investments and could impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s NAV. Other infectious illness outbreaks in the future may result in similar impacts.
Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Large-Capitalization Companies Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Management Risk. The Fund is subject to management risk, which is the risk that the investment process, techniques and risk analyses applied by BFA will not produce the desired results, and that securities selected by BFA may underperform the market or any relevant benchmark. In addition, legislative, regulatory, or tax developments may affect the investment techniques available to BFA in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Unlike some ETFs that track specific indexes, the Fund does not seek to replicate the performance of a specified index. Index-based ETFs have generally traded at prices that closely correspond to NAV. However, ETFs that do not seek to replicate the performance of a specified index have a limited trading history and, therefore, there can be no assurance as to whether, and/or the extent to which, the Fund's shares will trade at premiums or discounts to NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES
S-5

TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Medical Equipment Industry Group Risk. Companies in the medical equipment industry group, as traditionally defined, may be affected by the expiration of patents, litigation based on product liability, industry competition, product obsolescence and regulatory approvals, among other factors.
Model Risk. BFA and the Fund cannot offer assurances that the classification system used to determine the Evolved Sectors will achieve its intended results or maintain a level of risk similar to that of a portfolio of companies traditionally defined as healthcare companies by any other classification system. In addition, since the classification system used to determine the Evolved Sectors differs from other classification systems, companies that may be categorized as being in a particular sector when using another classification system may not be completely or at all allocated to the corresponding Evolved Sector. Similarly, a company included in part or completely in a particular Evolved Sector may not be included in the corresponding sector defined by another classification system.
Non-Diversification Risk. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Small Fund Risk. When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Performance Information
As of the date of this Prospectus, the Fund does not have a full calendar year of performance information to report.
S-6

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. Travis Cooke and Jeff Shen (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Cooke and Dr. Shen have been Portfolio Managers of the Fund since 2018.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
S-7

[THIS PAGE INTENTIONALLY LEFT BLANK]

More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified index. Accordingly, the management team has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective.
ETFs are funds that trade like other publicly-traded securities. Similar to shares of a mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.
Additional Information on Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. listed common stock of large-, mid- and small-capitalization healthcare equipment and services companies, as defined by a proprietary classification system.
The Fund’s 80% investment policy may be changed by the Fund’s Board of Trustees (the “Board”) upon 60 days' notice to shareholders.
The classification process, which uses data analysis tools consisting, in part, of machine learning, NLP and clustering algorithms to allocate companies to one or more sectors according to a new classification system, is forward looking and evolves as companies evolve.
The eligible universe of securities that are part of the classification process includes U.S. listed common stock of large-, mid- and small-capitalization companies. Based on data and information in the company’s public filings (e.g., regulatory filings, etc.), a company is classified in one or more of the Evolved Sectors. Currently these public filings consist of several years of a company’s 10-Ks and S-1s (if no 10-Ks are available). While the Fund is actively managed, the Fund generally allocates its investments to securities of its Evolved Sector on a market capitalization basis (based on the available free floating capitalization). The classification system allows for a company to be classified into multiple sectors rather than being assigned solely to a single sector. The market capitalization of a single company will be allocated proportionally based on the one or more Evolved Sectors in which the company is
1

classified. This reflects the multi-dimensional nature of these companies. Sector constituents are expected to evolve dynamically over time to reflect changing business models. BFA may exercise discretion in managing the classification process in limited instances. For example, a company may be excluded (or its inclusion limited) from an Evolved Sector, in part or whole, most commonly in response to position limit restrictions, limited liquidity of a particular security or the fit of a particular company in the Fund. This is different from traditional classification systems that typically will assign a company only to one sector and tend to group companies together on the basis of backward looking metrics like revenue. The Fund will not provide the same returns as a fund that tracks the healthcare sector as traditionally defined by other classification systems and as a result may not be appropriate for an investor seeking the same exposure as the healthcare sector as defined by such classification systems.
As of July 31, 2019, there were twelve Evolved Sectors: Consumer Staples, Discretionary Spending, Energy, Financials, Healthcare Staples, Industrials, Innovative Healthcare, Media and Entertainment, Real Estate, Technology, Telecommunications and Utilities. Sector classifications are reviewed on a quarterly basis and may evolve over time.
The Fund will hold common stock of those companies that fall into the Healthcare Staples Evolved Sector which have economic characteristics that have been historically correlated with companies traditionally defined as healthcare equipment and services companies.
Investment Process. The Fund seeks to pursue its investment objective by investing in U.S. listed common stock in a disciplined manner, using proprietary classification algorithms that incorporate quantitative analysis. The classification process, which uses data analysis tools to allocate companies to one or more sectors according to a new classification system, is forward looking and evolves as companies evolve. The constituents in the Evolved Sectors will be reviewed and updated at least annually.
In certain situations or market conditions, the Fund may temporarily depart from its normal investment process, provided that the alternative, in the opinion of BFA, is consistent with the Fund’s investment objective and is in the best interest of the Fund.
The Fund has no stated minimum holding period for investments and may buy or sell securities whenever Fund management sees an appropriate opportunity. The Fund may engage in active and frequent trading of its investments. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Class Risk. The securities and other assets in the Fund’s portfolio may underperform in comparison to other securities or indexes that track other countries,
2

groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities may experience cycles of outperformance and underperformance in comparison to the general financial markets depending upon a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
Assets Under Management (AUM) Risk. From time to time, an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, or a fund may invest in the Fund and hold its investment for a specific period of time to allow the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. The Fund may be more adversely affected by the underperformance of those securities, may experience increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those securities than a fund that does not concentrate its investments.
Cybersecurity Risk. With the increased use of technologies such as the internet to conduct business, the Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyberattacks may also be carried out in a manner that does not
3

require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Recently, geopolitical tensions may have increased the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity failures by or breaches of the systems of the Fund’s adviser, distributor and other service providers (including, but not limited to, index and benchmark providers, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyberattacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful or that cyberattacks will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or Authorized Participants. The Fund and its shareholders could be negatively impacted as a result.
Equity Securities Risk. The Fund invests in equity securities, which are subject to changes in value that may be attributable to market perception of a particular issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes. Holders of common stocks, which generally subject their holders to more risks than preferred stocks and debt securities because common stockholders' claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.
Healthcare Sector Risk. The profitability of companies in the healthcare sector, as traditionally defined, including healthcare equipment and services companies, may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, a limited number of products, industry innovation, changes in technologies and other market developments. A number of issuers in the healthcare sector have recently merged or otherwise experienced consolidation. The effects of this trend toward consolidation are unknown and may be far-reaching. Many healthcare companies are heavily dependent on patent protection. The expiration of a
4

company’s patents may adversely affect that company’s profitability. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the healthcare sector may be thinly capitalized and may be susceptible to product obsolescence. In addition, a number of legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare sector.
High Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (considered by the Fund to mean higher than 100% annually) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of the Fund’s portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies, such as passive ETFs. These effects of higher than normal portfolio turnover may adversely affect Fund performance.
Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus that was first detected in December 2019 has spread globally. The impact of this outbreak has adversely affected the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. The duration of the outbreak and its effects cannot be predicted with certainty. Any market or economic disruption can be expected to result in elevated tracking error and increased premiums or discounts to the Fund’s NAV.
■	General Impact. This outbreak has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, temporary closures of stores, restaurants and other commercial establishments, layoffs, defaults and other significant economic impacts, as well as general concern and uncertainty.
■	Market Volatility. The outbreak has also resulted in extreme volatility, severe losses, and disruptions in markets which can adversely impact the Fund and its investments, including impairing hedging activity to the extent a Fund engages in such activity, as expected correlations between related markets or instruments may no longer apply. In addition, to the extent the Fund invests in short-term instruments that have negative yields, the Fund’s value may be impaired as a result. Certain issuers of equity securities have cancelled or announced the suspension of dividends. The outbreak has, and may continue to, negatively affect the credit ratings of some fixed income securities and their issuers.
■	Market Closures. Certain local markets have been or may be subject to closures, and there can be no assurance that trading will continue in any local markets in
5

which the Fund may invest, when any resumption of trading will occur or, once such markets resume trading, whether they will face further closures. Any suspension of trading in markets in which the Fund invests will have an impact on the Fund and its investments and will impact the Fund’s ability to purchase or sell securities in such markets.
■	Operational Risk. The outbreak could also impair the information technology and other operational systems upon which the Fund’s service providers, including BFA, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform critical tasks relating to the Fund, for example, due to the service providers’ employees performing tasks in alternate locations than under normal operating conditions or the illness of certain employees of the Fund’s service providers.
■	Governmental Interventions. Governmental and quasi-governmental authorities and regulators throughout the world have responded to the outbreak and the resulting economic disruptions with a variety of fiscal and monetary policy changes, including direct capital infusions into companies and other issuers, new monetary policy tools, and lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of such policies, is likely to increase market volatility, which could adversely affect the Fund’s investments.
■	Pre-Existing Conditions. Public health crises caused by the outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally.
Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects.
Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Any issuer of these securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures, credit deterioration of the issuer or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline. An issuer may also be subject to risks associated with the countries, states and regions in which the issuer resides, invests, sells products, or otherwise conducts operations.
Large-Capitalization Companies Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Management Risk. The Fund is subject to management risk because it does not seek to replicate the performance of a specified index. BFA and the portfolio managers will utilize a proprietary investment process, techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions
6

will produce the desired results. In addition, legislative, regulatory, or tax developments may affect the investment techniques available to BFA in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.
Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained, and may otherwise be made available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market.
7

Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund's shares fluctuates continuously throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund's portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem Fund shares if there is a lack of an active market for such shares or its underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread”; that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread, which varies over time for shares of the Fund based on trading volume and market liquidity, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. In addition, increased market volatility may cause wider spreads. There may also be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Medical Equipment Industry Group Risk. Companies in the medical equipment industry group, as traditionally defined, may be heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of these
8

companies. Companies in the medical equipment industry group may be subject to extensive litigation based on product liability and similar claims as well as competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. The profitability of some medical equipment companies may be dependent on a relatively limited number of products. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the medical equipment industry group are subject to regulatory approvals, and the process of obtaining such approvals may be long and costly.
Model Risk. BFA and the Fund cannot offer assurances that the classification system used to determine the Evolved Sectors will achieve its intended results or maintain a level of risk similar to that of a portfolio of companies traditionally defined as healthcare companies by any other classification system. In addition, since the classification system used to determine the Evolved Sectors differs from other classification systems, companies that may be categorized as being in a particular sector when using another classification system may not be completely or at all allocated to the corresponding Evolved Sector. Similarly, a company included in part or completely in a particular Evolved Sector may not be included in the corresponding sector defined by another classification system. As the model evolves and based on a company’s changing public disclosure, a company once classified in one Evolved Sector may move in part or in whole to another Evolved Sector. Such moves between Evolved Sectors may result in changes in industry exposure as measured using another classification system.
Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers or to a single economic, political or regulatory occurrence affecting these issuers.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Risk of Investing in the U.S. A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as on the value of certain securities. In addition, a continued rise in the U.S. public debt level or the imposition of U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the Fund has exposure.
The U.S. has developed increasingly strained relations with a number of foreign countries. If relations with certain countries continue to worsen, it could adversely
9

affect U.S. issuers as well as non-U.S. issuers that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord. If this trend were to continue, it may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. BlackRock Institutional Trust Company, N.A. (“BTC”), the Fund's securities lending agent, will take into account the tax impact to shareholders of substitute payments for dividends when managing the Fund's securities lending program.
Small Fund Risk. When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. If the Fund were to be required to delist from the listing exchange, the value of the Fund may rapidly decline and performance may be negatively impacted. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators that are now in effect require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to the Fund.
Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments or the lack of an active market for such securities
10

or instruments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. Illiquid investments may be harder to value, especially in changing markets. If the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.
Life Sciences Sector Risk. The life sciences sector is comprised primarily of companies focused on developing and selling biopharmaceutical products. The life sciences sector is heavily influenced by technology, government funding, government regulation, efforts by governments, healthcare providers’ and health plans’ efforts to reduce costs, changing consumer demographics and intellectual property rights, among other factors. Regulations may restrict a company’s ability to pursue or use potentially profitable research. Life sciences companies may be highly volatile, and their products and services may experience rapid obsolescence due to a number of factors, including technological advances, supply chain issues or the expiration of their patents. The life sciences sector is highly competitive, and companies in the life sciences sector often invest in new and uncertain innovations. The success of such companies may depend upon a relatively small number of products or services with long development cycles and large capital requirements that have a high chance of failure. In addition, changes in patent protection, shifting government regulations or regulatory attitudes, patent infringement or medical litigation may adversely affect the value of such companies.
Mid-Capitalization Companies Risk. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and, therefore, the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business or economic developments, and the stocks of mid-capitalization companies may be less liquid than those of large-capitalization companies, making it difficult for the Fund to buy and sell shares of mid-capitalization companies. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.
11

Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. The capacity of the Fund to make investments in certain securities may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings.
For example, in certain circumstances where the Fund invests in securities issued by companies that operate in certain regulated industries or in certain emerging or international markets, or is subject to corporate or regulatory ownership restrictions, or invests in certain futures or other derivative transactions, there may be limits on the aggregate and/or fund-level amount invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust).
For its investment advisory services to the Fund, BFA is paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at the annual rate of 0.18%. BFA may from time to time voluntarily waive and/or reimburse fees or
12

expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of September 30, 2019, BFA and its affiliates provided investment advisory services for assets in excess of $6.96 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.
A discussion regarding the basis for the approval by the Board of the Investment Advisory Agreement with BFA is available in the Fund's Annual Report for the period ended July 31.
From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.
Portfolio Managers. Travis Cooke and Jeff Shen are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, developing and implementing the Fund’s investment process and investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.
Travis Cooke, CFA has been employed by BFA as a senior portfolio manager since 2007. Prior to that, Mr. Cooke was a principal from 2006 to 2007 for Barclays Global Fund Advisors (“BGFA”). Mr. Cooke has been a Portfolio Manager of the Fund since 2018.
Jeff Shen, PhD has been employed by BFA as a senior portfolio manager since 2008. Prior to that, Dr. Shen was a principal from 2004 to 2008 for BGFA. Dr. Shen has been a Portfolio Manager of the Fund since 2018.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), The PNC Financial
13

Services Group, Inc. (which, through a subsidiary, has a significant economic interest in BlackRock) and its subsidiaries (each with The PNC Financial Services Group, Inc., an “Entity” and collectively, the “Entities”), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA, its Affiliates and the Entities provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA, its Affiliates and the Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates or Entities act, or may act, as an investor, investment banker, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, market maker, trader, prime broker, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which an Affiliate or an Entity performs or seeks to perform investment banking or other services. Specifically, the Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate or an Entity has developed or is trying to develop investment banking relationships or in which an Affiliate or an Entity has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate or an Entity provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate or an Entity provides or may in the future provide research coverage. An Affiliate or an Entity may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund's portfolio investment transactions. BFA or one or more Affiliates or Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates or Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate or an Entity having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
14

Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or an Entity or its or their directors, officers or employees or other clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA, its Affiliates or Entities may adversely impact the Fund. Transactions by one or more clients or by BFA, its Affiliates or Entities or their directors, officers or employees, may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to BFA, one or more Affiliates or Entities and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Fund has retained BTC, an Affiliate of BFA, to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the securities lending agent will receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates or Entities may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA, its Affiliates and Entities and their respective directors, officers or employees, may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment
15

for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “IEHS.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is Cboe BZX Exchange, Inc. (“Cboe BZX”).
Section 12(d)(1) of the 1940 Act restricts investments by investment companies, including foreign investment companies, in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
16

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and shares of underlying securities held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (i) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers and (ii) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board.
Equity investments and other instruments for which market quotations are readily available, as well as investments in an underlying fund, if any, are valued at market value, which is generally determined using the last reported official closing price or, if a reported closing price is not available, the last traded price on the exchange or market on which the security is primarily traded at the time of valuation.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or
17

other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the closing market price of one or more assets or liabilities held by the Fund.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
18

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. Long-term capital gains and qualified dividend income are generally eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. In addition, a 3.8% U.S. federal Medicare contribution tax is imposed on “net investment income,” including, but not limited to, interest, dividends, and net gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly) and of estates and trusts.
Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund. Generally, qualified dividend income includes dividend income from taxable U.S. corporations and qualified non-U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Substitute dividends received by the Fund with respect to dividends paid on securities lent out will not be qualified dividend income. For this purpose, a qualified non-U.S. corporation means any non-U.S. corporation that is eligible for benefits under a comprehensive income tax treaty with the U.S., which includes an exchange of information program, or if the stock with respect to which the dividend was paid is readily tradable on an established U.S. securities market. The term excludes a corporation that is a passive foreign investment company.
Dividends received by the Fund from a RIC generally are qualified dividend income only to the extent such dividend distributions are made out of qualified dividend income received by such RIC. Additionally, it is expected that dividends received by the Fund from a real estate investment trust and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. However, for tax years beginning after December 31, 2017 and before January 1, 2026, the Fund may report dividends eligible for a 20% “qualified business income” deduction for non-corporate U.S. shareholders to the extent the Fund’s income is derived from ordinary REIT dividends, reduced by allocable Fund expenses.
For a dividend to be treated as qualified dividend income, the dividend must be received with respect to a share of stock held without being hedged by the Fund, and with respect to a share of the Fund held without being hedged by you, for 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date.
Fund distributions, to the extent attributable to dividends from U.S. corporations, will be eligible for the dividends received deduction for Fund shareholders that are corporations, subject to certain hedging and holding requirements.
19

In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership unless certain exceptions apply.
If your Fund shares are loaned out pursuant to a securities lending arrangement, you may lose the ability to treat Fund dividends paid while the shares are held by the borrower as qualified dividend income.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
20

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's distributor, BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund may accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either
21

may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
22

Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 1 University Square Drive, Princeton, NJ 08540.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
23

Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)
	iShares Evolved U.S. Healthcare Staples ETF
	Year Ended 07/31/19	Period From 03/21/18(a) to 07/31/18
Net asset value, beginning of period	$27.48	$ 24.86
Net investment income(b)	0.27	0.08
Net realized and unrealized gain(c)	2.11	2.60
Net increase from investment operations	2.38	2.68
Distributions (d)
From net investment income	(0.28)	(0.06)
From net realized gain	(0.12)	—
Total distributions	(0.40)	(0.06)
Net asset value, end of period	$ 29.46	$27.48
Total Return
Based on net asset value	8.77%	10.77% (e)
Ratios to Average Net Assets
Total expenses	0.18%	0.18% (f)
Net investment income	0.95%	0.87% (f)
Supplemental Data
Net assets, end of period (000)	$ 7,365	$ 5,495
Portfolio turnover rate(g)	12%	0% (e)
(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Not annualized.
(f) Annualized.
(g) Portfolio turnover rate excludes in-kind transactions.
24

Disclaimers
Shares of the Fund are not sponsored, endorsed or promoted by Cboe BZX. Cboe BZX makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to achieve its investment objective. Cboe BZX is not responsible for, nor has it participated in, the determination of the Fund's investments, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. Cboe BZX has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
Without limiting any of the foregoing, in no event shall Cboe BZX have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
25

[THIS PAGE INTENTIONALLY LEFT BLANK]

Want to know more?
iShares.com     |    1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual Report to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2019 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK® are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-22649
IS-P-IEHS-0820

November 29, 2019
(as revised August 17, 2020)

2019 Prospectus
iShares U.S. ETF Trust
•	iShares Evolved U.S. Innovative Healthcare ETF | IEIH | CBOE BZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.
You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.
The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.
i

[THIS PAGE INTENTIONALLY LEFT BLANK]

iSHARES® EVOLVED U.S. INNOVATIVE HEALTHCARE ETF
Ticker: IEIH	Stock Exchange: Cboe BZX
Investment Objective
The iShares Evolved U.S. Innovative Healthcare ETF (the “Fund”) seeks to provide access to U.S. companies with innovative healthcare exposure, as classified using a proprietary classification system.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares U.S. ETF Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
0.18%	None	0.00%	0.18%

[1]	The amount rounded to 0.00%.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$18	$58	$101	$230
S-1

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 8% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. listed common stock of large-, mid- and small-capitalization pharmaceutical and biotechnology companies, as defined by a proprietary classification system. The classification process, which uses data analysis tools consisting, in part, of machine learning, natural language processing (“NLP”) and clustering algorithms to allocate companies to one or more sectors according to a new classification system, is forward looking and evolves as companies evolve.
The eligible universe of securities that are part of the classification process includes U.S. listed common stock of large-, mid- and small-capitalization companies. Based on data and information in the company’s public filings (e.g., regulatory filings, etc.), a company is classified in one or more of the twelve defined sectors (each an “Evolved Sector”). Currently these public filings consist of several years of a company’s 10-Ks and S-1s (if no 10-
Ks are available). While the Fund is actively managed, the Fund generally allocates its investments to securities of its Evolved Sector on a market capitalization basis (based on the available free floating capitalization). The classification system allows for a company to be classified into multiple sectors rather than being assigned solely to a single sector. The market capitalization of a single company will be allocated proportionally based on the one or more Evolved Sectors in which the company is classified. This reflects the multi-dimensional nature of these companies. Sector constituents are expected to evolve dynamically over time to reflect changing business models. BFA may exercise discretion in managing the classification process in limited instances. For example, a company may be excluded (or its inclusion limited) from an Evolved Sector, in part or whole, most commonly in response to position limit restrictions, limited liquidity of a particular security or the fit of a particular company in the Fund. This is different from traditional classification systems that typically will assign a company only to one sector and tend to group companies together on the basis of backward looking metrics like revenue. The Fund will not provide the same returns as a fund that tracks the healthcare sector as traditionally defined by other classification systems and as a result may not be appropriate for an investor seeking the same exposure as the healthcare sector as defined by such classification systems.
As of July 31, 2019, there were twelve Evolved Sectors: Consumer Staples, Discretionary Spending, Energy, Financials, Healthcare Staples, Industrials, Innovative Healthcare,
S-2

Media and Entertainment, Real Estate, Technology, Telecommunications and Utilities. Sector classifications are reviewed on a quarterly basis and may evolve over time.
The Fund will hold common stock of those companies that fall into the Innovative Healthcare Evolved Sector which have economic characteristics that have been historically correlated with companies traditionally defined as pharmaceutical and biotechnology companies. The Fund may also invest in other securities, including but not limited to, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates. The Fund is an actively managed exchange-traded fund (“ETF”) and does not seek to replicate the performance of a specified index and may have a higher degree of portfolio turnover than such index funds.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in an industry or group of industries that constitute the innovative healthcare sector. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry. Industry concentration designations are based on output of the classification methodology referenced above.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Unlike many ETFs, the Fund is not an index-based ETF. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Class Risk. Securities and other assets in the Fund's portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.
Assets Under Management (AUM) Risk. From time to time, an Authorized Participant (as defined in the Creations and Redemptions section of this prospectus (the “Prospectus”)), a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, or a fund may invest in the Fund and hold its investment for a specific period of time to allow the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other
S-3

market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Biotechnology Industry Risk. Companies in the biotechnology industry, as traditionally defined, face intense competition and potentially rapid product obsolescence. Biotechnology companies may be adversely affected by the loss or impairment of intellectual property rights or changes in government regulations.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, the Fund's adviser, distributor, and other service providers (including the benchmark provider), market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. Holders of common stocks, which generally subject their holders to more risks than preferred stocks and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.
Healthcare Sector Risk. The profitability of companies in the healthcare sector, as traditionally defined, may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services, an increased emphasis on outpatient services, and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.
High Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (considered by the Fund to mean higher than 100%
S-4

annually) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities.
Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic impacts. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. These events will have an impact on the Fund and its investments and could impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s NAV. Other infectious illness outbreaks in the future may result in similar impacts.
Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Large-Capitalization Companies Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Management Risk. The Fund is subject to management risk, which is the risk that the investment process, techniques and risk analyses applied by BFA will not produce the desired results, and that securities selected by BFA may underperform the market or any relevant benchmark. In addition, legislative, regulatory, or tax developments may affect the investment techniques available to BFA in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Unlike some ETFs that track specific indexes, the Fund does not seek to replicate the performance of a specified index. Index-based ETFs have generally traded at prices that closely correspond to NAV. However, ETFs that do not seek to replicate the performance of a specified index have a limited trading history and,
S-5

therefore, there can be no assurance as to whether, and/or the extent to which, the Fund's shares will trade at premiums or discounts to NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Model Risk. BFA and the Fund cannot offer assurances that the classification system used to determine the Evolved Sectors will achieve its intended results or maintain a level of risk similar to that of a portfolio of companies traditionally defined as healthcare companies by any other classification system. In addition, since the classification system used to determine the Evolved Sectors differs from other classification systems, companies that may be categorized as being in a particular sector when using another classification system may not be completely or at all allocated to the corresponding Evolved Sector. Similarly, a company included in part or completely in a particular Evolved Sector may not be included in the corresponding sector defined by another classification system.
Non-Diversification Risk. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Pharmaceuticals Industry Risk. Companies in the pharmaceuticals industry, as traditionally defined, may be affected by industry competition, dependency on a limited number of products, obsolescence of products, government approvals and regulations, loss or impairment of intellectual property rights and litigation regarding product liability.
Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Small Fund Risk. When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs
S-6

for the Fund and negative tax consequences for its shareholders.
Performance Information
As of the date of this Prospectus, the Fund does not have a full calendar year of performance information to report.
Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. Travis Cooke and Jeff Shen (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Cooke and Dr. Shen have been Portfolio Managers of the Fund since 2018.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
S-7

[THIS PAGE INTENTIONALLY LEFT BLANK]

More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified index. Accordingly, the management team has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective.
ETFs are funds that trade like other publicly-traded securities. Similar to shares of a mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.
Additional Information on Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. listed common stock of large-, mid- and small-capitalization pharmaceutical and biotechnology companies, as defined by a proprietary classification system.
The Fund’s 80% investment policy may be changed by the Fund’s Board of Trustees (the “Board”) upon 60 days' notice to shareholders.
The classification process, which uses data analysis tools consisting, in part, of machine learning, NLP and clustering algorithms to allocate companies to one or more sectors according to a new classification system, is forward looking and evolves as companies evolve.
The eligible universe of securities that are part of the classification process includes U.S. listed common stock of large-, mid- and small-capitalization companies. Based on data and information in the company’s public filings (e.g., regulatory filings, etc.), a company is classified in one or more of the Evolved Sectors. Currently these public filings consist of several years of a company’s 10-Ks and S-1s (if no 10-Ks are available). While the Fund is actively managed, the Fund generally allocates its investments to securities of its Evolved Sector on a market capitalization basis (based on the available free floating capitalization). The classification system allows for a company to be classified into multiple sectors rather than being assigned solely to a single sector. The market capitalization of a single company will be allocated proportionally based on the one or more Evolved Sectors in which the company is
1

classified. This reflects the multi-dimensional nature of these companies. Sector constituents are expected to evolve dynamically over time to reflect changing business models. BFA may exercise discretion in managing the classification process in limited instances. For example, a company may be excluded (or its inclusion limited) from an Evolved Sector, in part or whole, most commonly in response to position limit restrictions, limited liquidity of a particular security or the fit of a particular company in the Fund. This is different from traditional classification systems that typically will assign a company only to one sector and tend to group companies together on the basis of backward looking metrics like revenue. The Fund will not provide the same returns as a fund that tracks the healthcare sector as traditionally defined by other classification systems and as a result may not be appropriate for an investor seeking the same exposure as the healthcare sector as defined by such classification systems.
As of July 31, 2019, there were twelve Evolved Sectors: Consumer Staples, Discretionary Spending, Energy, Financials, Healthcare Staples, Industrials, Innovative Healthcare, Media and Entertainment, Real Estate, Technology, Telecommunications and Utilities. Sector classifications are reviewed on a quarterly basis and may evolve over time.
The Fund will hold common stock of those companies that fall into the Innovative Healthcare Evolved Sector which have economic characteristics that have been historically correlated with companies traditionally defined as pharmaceutical and biotechnology companies.
Investment Process. The Fund seeks to pursue its investment objective by investing in U.S. listed common stock in a disciplined manner, using proprietary classification algorithms that incorporate quantitative analysis. The classification process, which uses data analysis tools to allocate companies to one or more sectors according to a new classification system, is forward looking and evolves as companies evolve. The constituents in the Evolved Sectors will be reviewed and updated at least annually.
In certain situations or market conditions, the Fund may temporarily depart from its normal investment process, provided that the alternative, in the opinion of BFA, is consistent with the Fund’s investment objective and is in the best interest of the Fund.
The Fund has no stated minimum holding period for investments and may buy or sell securities whenever Fund management sees an appropriate opportunity. The Fund may engage in active and frequent trading of its investments. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Class Risk. The securities and other assets in the Fund’s portfolio may underperform in comparison to other securities or indexes that track other countries,
2

groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities may experience cycles of outperformance and underperformance in comparison to the general financial markets depending upon a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
Assets Under Management (AUM) Risk. From time to time, an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, or a fund may invest in the Fund and hold its investment for a specific period of time to allow the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Biotechnology Industry Risk. Companies in the biotechnology industry, as traditionally defined, spend heavily on research and development, and their products or services may not prove commercially successful or may become obsolete quickly. The biotechnology industry is subject to a significant amount of governmental regulation, and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on this industry. Companies in the biotechnology industry are subject to risks of new technologies and competitive pressures and are heavily dependent on patents and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. The Fund may be more adversely affected by the underperformance of those securities, may experience increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those securities than a fund that does not concentrate its investments.
Cybersecurity Risk. With the increased use of technologies such as the internet to conduct business, the Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of
3

cybersecurity risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Recently, geopolitical tensions may have increased the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity failures by or breaches of the systems of the Fund’s adviser, distributor and other service providers (including, but not limited to, index and benchmark providers, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyberattacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful or that cyberattacks will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or Authorized Participants. The Fund and its shareholders could be negatively impacted as a result.
Equity Securities Risk. The Fund invests in equity securities, which are subject to changes in value that may be attributable to market perception of a particular issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes. Holders of common stocks, which generally subject their holders to more risks than preferred stocks and debt securities because common stockholders' claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.
4

Healthcare Sector Risk. The profitability of companies in the healthcare sector, as traditionally defined, may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, a limited number of products, industry innovation, changes in technologies and other market developments. A number of issuers in the healthcare sector have recently merged or otherwise experienced consolidation. The effects of this trend toward consolidation are unknown and may be far-reaching. Many healthcare companies are heavily dependent on patent protection. The expiration of a company’s patents may adversely affect that company’s profitability. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the healthcare sector may be thinly capitalized and may be susceptible to product obsolescence. In addition, a number of legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare sector.
High Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (considered by the Fund to mean higher than 100% annually) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of the Fund’s portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies, such as passive ETFs. These effects of higher than normal portfolio turnover may adversely affect Fund performance.
Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus that was first detected in December 2019 has spread globally. The impact of this outbreak has adversely affected the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. The duration of the outbreak and its effects cannot be predicted with certainty. Any market or economic disruption can be expected to result in elevated tracking error and increased premiums or discounts to the Fund’s NAV.
■	General Impact. This outbreak has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, temporary closures of stores, restaurants and other commercial establishments, layoffs, defaults and other significant economic impacts, as well as general concern and uncertainty.
■	Market Volatility. The outbreak has also resulted in extreme volatility, severe losses, and disruptions in markets which can adversely impact the Fund and its
5

investments, including impairing hedging activity to the extent a Fund engages in such activity, as expected correlations between related markets or instruments may no longer apply. In addition, to the extent the Fund invests in short-term instruments that have negative yields, the Fund’s value may be impaired as a result. Certain issuers of equity securities have cancelled or announced the suspension of dividends. The outbreak has, and may continue to, negatively affect the credit ratings of some fixed income securities and their issuers.
■	Market Closures. Certain local markets have been or may be subject to closures, and there can be no assurance that trading will continue in any local markets in which the Fund may invest, when any resumption of trading will occur or, once such markets resume trading, whether they will face further closures. Any suspension of trading in markets in which the Fund invests will have an impact on the Fund and its investments and will impact the Fund’s ability to purchase or sell securities in such markets.
■	Operational Risk. The outbreak could also impair the information technology and other operational systems upon which the Fund’s service providers, including BFA, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform critical tasks relating to the Fund, for example, due to the service providers’ employees performing tasks in alternate locations than under normal operating conditions or the illness of certain employees of the Fund’s service providers.
■	Governmental Interventions. Governmental and quasi-governmental authorities and regulators throughout the world have responded to the outbreak and the resulting economic disruptions with a variety of fiscal and monetary policy changes, including direct capital infusions into companies and other issuers, new monetary policy tools, and lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of such policies, is likely to increase market volatility, which could adversely affect the Fund’s investments.
■	Pre-Existing Conditions. Public health crises caused by the outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally.
Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects.
Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Any issuer of these securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures, credit deterioration of the issuer or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline. An issuer may also be subject to risks associated with the countries, states and regions in which the issuer resides, invests, sells products, or otherwise conducts operations.
6

Large-Capitalization Companies Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Management Risk. The Fund is subject to management risk because it does not seek to replicate the performance of a specified index. BFA and the portfolio managers will utilize a proprietary investment process, techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. In addition, legislative, regulatory, or tax developments may affect the investment techniques available to BFA in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.
Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained, and may otherwise be made available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
7

Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund's shares fluctuates continuously throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund's portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem Fund shares if there is a lack of an active market for such shares or its underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread”; that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread, which varies over time for shares of the Fund based on trading volume and market liquidity, is generally narrower if the Fund has more trading volume
8

and market liquidity and wider if the Fund has less trading volume and market liquidity. In addition, increased market volatility may cause wider spreads. There may also be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Model Risk. BFA and the Fund cannot offer assurances that the classification system used to determine the Evolved Sectors will achieve its intended results or maintain a level of risk similar to that of a portfolio of companies traditionally defined as healthcare companies by any other classification system. In addition, since the classification system used to determine the Evolved Sectors differs from other classification systems, companies that may be categorized as being in a particular sector when using another classification system may not be completely or at all allocated to the corresponding Evolved Sector. Similarly, a company included in part or completely in a particular Evolved Sector may not be included in the corresponding sector defined by another classification system. As the model evolves and based on a company’s changing public disclosure, a company once classified in one Evolved Sector may move in part or in whole to another Evolved Sector. Such moves between Evolved Sectors may result in changes in industry exposure as measured using another classification system.
Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers or to a single economic, political or regulatory occurrence affecting these issuers.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Pharmaceuticals Industry Risk. Companies in the pharmaceuticals industry, as traditionally defined, are subject to competitive forces that may make it difficult to raise prices of their products and, in fact, may result in price discounting. The profitability of some companies in the pharmaceuticals industry may be dependent on a relatively limited number of products. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the pharmaceuticals industry are subject to government approvals, regulation and reimbursement rates. The process of obtaining government approvals may be long and costly. Many companies in the pharmaceuticals industry are heavily dependent on patents and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of
9

these companies. Companies in the pharmaceuticals industry may be subject to extensive litigation based on product liability and similar claims.
Risk of Investing in the U.S. A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as on the value of certain securities. In addition, a continued rise in the U.S. public debt level or the imposition of U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the Fund has exposure.
The U.S. has developed increasingly strained relations with a number of foreign countries. If relations with certain countries continue to worsen, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord. If this trend were to continue, it may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. BlackRock Institutional Trust Company, N.A. (“BTC”), the Fund's securities lending agent, will take into account the tax impact to shareholders of substitute payments for dividends when managing the Fund's securities lending program.
Small Fund Risk. When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. If the Fund were to be required to delist from the listing exchange, the value of the Fund may rapidly decline and performance may be negatively impacted. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators that are now in effect require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Fund from closing out a qualified
10

financial contract during a specified time period if the counterparty is subject to resolution proceedings and prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to the Fund.
Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments or the lack of an active market for such securities or instruments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. Illiquid investments may be harder to value, especially in changing markets. If the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.
Medical Equipment Industry Group Risk. Companies in the medical equipment industry group, as traditionally defined, may be heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of these companies. Companies in the medical equipment industry group may be subject to extensive litigation based on product liability and similar claims as well as competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. The profitability of some medical equipment companies may be dependent on a relatively limited number of products. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the medical equipment industry group are subject to regulatory approvals, and the process of obtaining such approvals may be long and costly.
11

Mid-Capitalization Companies Risk. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and, therefore, the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business or economic developments, and the stocks of mid-capitalization companies may be less liquid than those of large-capitalization companies, making it difficult for the Fund to buy and sell shares of mid-capitalization companies. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.
Small-Capitalization Companies Risk. Stock prices of small-capitalization companies may be more volatile than those of larger companies and, therefore, the Fund's share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by mid- or large-capitalization companies. Stock prices of small-capitalization companies are generally more vulnerable than those of mid- or large-capitalization companies to adverse business and economic developments. Securities of small-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, small-capitalization companies are typically less financially stable than larger, more established companies and may depend on a small number of essential personnel, making these companies more vulnerable to experiencing adverse effects due to the loss of personnel. Small-capitalization companies also normally have less diverse product lines than those of mid- or large-capitalization companies and are more susceptible to adverse developments concerning their products.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. The capacity of the Fund to make investments in certain securities may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings.
For example, in certain circumstances where the Fund invests in securities issued by companies that operate in certain regulated industries or in certain emerging or international markets, or is subject to corporate or regulatory ownership restrictions, or invests in certain futures or other derivative transactions, there may be limits on the aggregate and/or fund-level amount invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
12

Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust).
For its investment advisory services to the Fund, BFA is paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at the annual rate of 0.18%. BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of September 30, 2019, BFA and its affiliates provided investment advisory services for assets in excess of $6.96 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.
A discussion regarding the basis for the approval by the Board of the Investment Advisory Agreement with BFA is available in the Fund's Annual Report for the period ended July 31.
From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock
13

disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.
Portfolio Managers. Travis Cooke and Jeff Shen are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, developing and implementing the Fund’s investment process and investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.
Travis Cooke, CFA has been employed by BFA as a senior portfolio manager since 2007. Prior to that, Mr. Cooke was a principal from 2006 to 2007 for Barclays Global Fund Advisors (“BGFA”). Mr. Cooke has been a Portfolio Manager of the Fund since 2018.
Jeff Shen, PhD has been employed by BFA as a senior portfolio manager since 2008. Prior to that, Dr. Shen was a principal from 2004 to 2008 for BGFA. Dr. Shen has been a Portfolio Manager of the Fund since 2018.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), The PNC Financial Services Group, Inc. (which, through a subsidiary, has a significant economic interest in BlackRock) and its subsidiaries (each with The PNC Financial Services Group, Inc., an “Entity” and collectively, the “Entities”), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA, its Affiliates and the Entities provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA, its Affiliates and the Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates or Entities act, or may act, as an investor, investment banker, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, market maker, trader, prime broker, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from,
14

entities for which an Affiliate or an Entity performs or seeks to perform investment banking or other services. Specifically, the Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate or an Entity has developed or is trying to develop investment banking relationships or in which an Affiliate or an Entity has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate or an Entity provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate or an Entity provides or may in the future provide research coverage. An Affiliate or an Entity may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund's portfolio investment transactions. BFA or one or more Affiliates or Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates or Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate or an Entity having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or an Entity or its or their directors, officers or employees or other clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA, its Affiliates or Entities may adversely impact the Fund. Transactions by one or more clients or by BFA, its Affiliates or Entities or their directors, officers or employees, may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to BFA, one or more Affiliates or Entities and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Fund has retained BTC, an Affiliate of BFA, to serve as the securities lending agent for the Fund to the extent
15

that the Fund participates in the securities lending program. For these services, the securities lending agent will receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates or Entities may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA, its Affiliates and Entities and their respective directors, officers or employees, may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “IEIH.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV
16

(“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is Cboe BZX Exchange, Inc. (“Cboe BZX”).
Section 12(d)(1) of the 1940 Act restricts investments by investment companies, including foreign investment companies, in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and shares of underlying securities held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (i) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of
17

valuation as quoted by one or more data service providers and (ii) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board.
Equity investments and other instruments for which market quotations are readily available, as well as investments in an underlying fund, if any, are valued at market value, which is generally determined using the last reported official closing price or, if a reported closing price is not available, the last traded price on the exchange or market on which the security is primarily traded at the time of valuation.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the closing market price of one or more assets or liabilities held by the Fund.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used.
18

Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. Long-term capital gains and qualified dividend income are generally eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. In addition, a 3.8% U.S. federal Medicare contribution tax is imposed on “net investment income,” including, but not limited to, interest, dividends, and net gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly) and of estates and trusts.
19

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund. Generally, qualified dividend income includes dividend income from taxable U.S. corporations and qualified non-U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Substitute dividends received by the Fund with respect to dividends paid on securities lent out will not be qualified dividend income. For this purpose, a qualified non-U.S. corporation means any non-U.S. corporation that is eligible for benefits under a comprehensive income tax treaty with the U.S., which includes an exchange of information program, or if the stock with respect to which the dividend was paid is readily tradable on an established U.S. securities market. The term excludes a corporation that is a passive foreign investment company.
Dividends received by the Fund from a RIC generally are qualified dividend income only to the extent such dividend distributions are made out of qualified dividend income received by such RIC. Additionally, it is expected that dividends received by the Fund from a real estate investment trust and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. However, for tax years beginning after December 31, 2017 and before January 1, 2026, the Fund may report dividends eligible for a 20% “qualified business income” deduction for non-corporate U.S. shareholders to the extent the Fund’s income is derived from ordinary REIT dividends, reduced by allocable Fund expenses.
For a dividend to be treated as qualified dividend income, the dividend must be received with respect to a share of stock held without being hedged by the Fund, and with respect to a share of the Fund held without being hedged by you, for 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date.
Fund distributions, to the extent attributable to dividends from U.S. corporations, will be eligible for the dividends received deduction for Fund shareholders that are corporations, subject to certain hedging and holding requirements.
In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
20

If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership unless certain exceptions apply.
If your Fund shares are loaned out pursuant to a securities lending arrangement, you may lose the ability to treat Fund dividends paid while the shares are held by the borrower as qualified dividend income.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of
21

shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's distributor, BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund may accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
22

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
23

Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 1 University Square Drive, Princeton, NJ 08540.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
24

Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)
	iShares Evolved U.S. Innovative Healthcare ETF
	Year Ended 07/31/19	Period From 03/21/18(a) to 07/31/18
Net asset value, beginning of period	$ 26.03	$24.97
Net investment income(b)	0.37	0.11
Net realized and unrealized gain (loss)(c)	(1.15)	1.04
Net increase (decrease) from investment operations	(0.78)	1.15
Distributions (d)
From net investment income	(0.36)	(0.09)
From net realized gain	(0.15)	—
Total distributions	(0.51)	(0.09)
Net asset value, end of period	$24.74	$26.03
Total Return
Based on net asset value	(3.04)%	4.62% (e)
Ratios to Average Net Assets
Total expenses	0.18%	0.18% (f)
Net investment income	1.45%	1.25% (f)
Supplemental Data
Net assets, end of period (000)	$ 4,949	$ 5,206
Portfolio turnover rate(g)	8%	3% (e)
(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Not annualized.
(f) Annualized.
(g) Portfolio turnover rate excludes in-kind transactions.
25

Disclaimers
Shares of the Fund are not sponsored, endorsed or promoted by Cboe BZX. Cboe BZX makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to achieve its investment objective. Cboe BZX is not responsible for, nor has it participated in, the determination of the Fund's investments, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. Cboe BZX has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
Without limiting any of the foregoing, in no event shall Cboe BZX have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
26

Want to know more?
iShares.com     |    1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual Report to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2019 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK® are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-22649
IS-P-IEIH-0820

November 29, 2019
(as revised August 17, 2020)

2019 Prospectus
iShares U.S. ETF Trust
•	iShares Evolved U.S. Media and Entertainment ETF | IEME | CBOE BZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.
You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.
The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.
i

[THIS PAGE INTENTIONALLY LEFT BLANK]

iSHARES® EVOLVED U.S. MEDIA AND ENTERTAINMENT ETF
Ticker: IEME	Stock Exchange: Cboe BZX
Investment Objective
The iShares Evolved U.S. Media and Entertainment ETF (the “Fund”) seeks to provide access to U.S. companies with media and entertainment exposure, as classified using a proprietary classification system.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares U.S. ETF Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
0.18%	None	0.00%	0.18%

[1]	The amount rounded to 0.00%.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$18	$58	$101	$230
S-1

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 10% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. listed common stock of large-, mid- and small-capitalization media and entertainment companies, as defined by a proprietary classification system. The classification process, which uses data analysis tools consisting, in part, of machine learning, natural language processing (“NLP”) and clustering algorithms to allocate companies to one or more sectors according to a new classification system, is forward looking and evolves as companies evolve.
The eligible universe of securities that are part of the classification process includes U.S. listed common stock of large-, mid- and small-capitalization companies. Based on data and information in the company’s public filings (e.g., regulatory filings, etc.), a company is classified in one or more of the twelve defined sectors (each an “Evolved Sector”). Currently these public filings consist of several years of a company’s 10-Ks and S-1s (if no 10-
Ks are available). While the Fund is actively managed, the Fund generally allocates its investments to securities of its Evolved Sector on a market capitalization basis (based on the available free floating capitalization). The classification system allows for a company to be classified into multiple sectors rather than being assigned solely to a single sector. The market capitalization of a single company will be allocated proportionally based on the one or more Evolved Sectors in which the company is classified. This reflects the multi-dimensional nature of these companies. Sector constituents are expected to evolve dynamically over time to reflect changing business models. BFA may exercise discretion in managing the classification process in limited instances. For example, a company may be excluded (or its inclusion limited) from an Evolved Sector, in part or whole, most commonly in response to position limit restrictions, limited liquidity of a particular security or the fit of a particular company in the Fund. This is different from traditional classification systems that typically will assign a company only to one sector and tend to group companies together on the basis of backward looking metrics like revenue. The Fund will not provide the same returns as a fund that tracks the media industry as traditionally defined by other classification systems and as a result may not be appropriate for an investor seeking the same exposure as the media industry as defined by such classification systems.
As of July 31, 2019, there were twelve Evolved Sectors: Consumer Staples, Discretionary Spending, Energy, Financials, Healthcare Staples, Industrials, Innovative Healthcare,
S-2

Media and Entertainment, Real Estate, Technology, Telecommunications and Utilities. Sector classifications are reviewed on a quarterly basis and may evolve over time.
The Fund will hold common stock of those companies that fall into the Media and Entertainment Evolved Sector which have economic characteristics that have been historically correlated with companies traditionally defined as media and entertainment companies. The Fund may also invest in other securities, including but not limited to, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates. The Fund is an actively managed exchange-traded fund (“ETF”) and does not seek to replicate the performance of a specified index and may have a higher degree of portfolio turnover than such index funds.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in an industry or group of industries that constitute the media and entertainment sector. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry. Industry concentration designations are based on output of the classification methodology referenced above.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Unlike many ETFs, the Fund is not an index-based ETF. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Class Risk. Securities and other assets in the Fund's portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.
Assets Under Management (AUM) Risk. From time to time, an Authorized Participant (as defined in the Creations and Redemptions section of this prospectus (the “Prospectus”)), a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, or a fund may invest in the Fund and hold its investment for a specific period of time to allow the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other
S-3

market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Communication Services Sector Risk. Companies in the communications sector may be affected by industry competition, substantial capital requirements, government regulation, cyclicality of revenues and earnings, obsolescence of communications products and services due to technological advancement, a potential decrease in the discretionary income of targeted individuals and changing consumer tastes and interests.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, the Fund's adviser, distributor, and other service providers (including the benchmark provider), market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders.
While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. Holders of common stocks, which generally subject their holders to more risks than preferred stocks and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.
High Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (considered by the Fund to mean higher than 100% annually) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities.
Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic impacts. Certain markets have experienced temporary closures, extreme volatility,
S-4

severe losses, reduced liquidity and increased trading costs. These events will have an impact on the Fund and its investments and could impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s NAV. Other infectious illness outbreaks in the future may result in similar impacts.
Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Large-Capitalization Companies Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Management Risk. The Fund is subject to management risk, which is the risk that the investment process, techniques and risk analyses applied by BFA will not produce the desired results, and that securities selected by BFA may underperform the market or any relevant benchmark. In addition, legislative, regulatory, or tax developments may affect the investment techniques available to BFA in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Unlike some ETFs that track specific indexes, the Fund does not seek to replicate the performance of a specified index. Index-based ETFs have generally traded at prices that closely correspond to NAV. However, ETFs that do not seek to replicate the performance of a specified index have a limited trading history and, therefore, there can be no assurance as to whether, and/or the extent to which, the Fund's shares will trade at premiums or discounts to NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Media and Entertainment Industries Risk. Several factors can significantly affect companies in the media and entertainment industries,  as traditionally defined, including competition, particularly in formulation products and services using new technologies, cyclicality of revenues and earnings, a potential decrease in the discretionary income of targeted
S-5

individuals, changing consumer tastes and interests, and the potential increase in state and federal government regulation. Companies in the media and entertainment industries may become obsolete quickly.
Media Sub-Industry Risk. Companies in the media sub-industry may be affected by industry competition, substantial capital requirements, state and federal government regulations and obsolescence of certain media products and services due to competition and changing consumer tastes and interests.
Model Risk. BFA and the Fund cannot offer assurances that the classification system used to determine the Evolved Sectors will achieve its intended results or maintain a level of risk similar to that of a portfolio of companies traditionally defined as media companies by any other classification system. In addition, since the classification system used to determine the Evolved Sectors differs from other classification systems, companies that may be categorized as being in a particular sector when using another classification system may not be completely or at all allocated to the corresponding Evolved Sector. Similarly, a company included in part or completely in a particular Evolved Sector may not be included in the corresponding sector defined by another classification system.
Non-Diversification Risk. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Small Fund Risk. When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.
S-6

Performance Information
As of the date of this Prospectus, the Fund does not have a full calendar year of performance information to report.
Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. Travis Cooke and Jeff Shen (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Cooke and Dr. Shen have been Portfolio Managers of the Fund since 2018.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
S-7

[THIS PAGE INTENTIONALLY LEFT BLANK]

More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified index. Accordingly, the management team has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective.
ETFs are funds that trade like other publicly-traded securities. Similar to shares of a mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.
Additional Information on Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. listed common stock of large-, mid- and small-capitalization media and entertainment companies, as defined by a proprietary classification system.
The Fund’s 80% investment policy may be changed by the Fund’s Board of Trustees (the “Board”) upon 60 days' notice to shareholders.
The classification process, which uses data analysis tools consisting, in part, of machine learning, NLP and clustering algorithms to allocate companies to one or more sectors according to a new classification system, is forward looking and evolves as companies evolve.
The eligible universe of securities that are part of the classification process includes U.S. listed common stock of large-, mid- and small-capitalization companies. Based on data and information in the company’s public filings (e.g., regulatory filings, etc.), a company is classified in one or more of the Evolved Sectors. Currently these public filings consist of several years of a company’s 10-Ks and S-1s (if no 10-Ks are available). While the Fund is actively managed, the Fund generally allocates its investments to securities of its Evolved Sector on a market capitalization basis (based on the available free floating capitalization). The classification system allows for a company to be classified into multiple sectors rather than being assigned solely to a single sector. The market capitalization of a single company will be allocated proportionally based on the one or more Evolved Sectors in which the company is
1

classified. This reflects the multi-dimensional nature of these companies. Sector constituents are expected to evolve dynamically over time to reflect changing business models. BFA may exercise discretion in managing the classification process in limited instances. For example, a company may be excluded (or its inclusion limited) from an Evolved Sector, in part or whole, most commonly in response to position limit restrictions, limited liquidity of a particular security or the fit of a particular company in the Fund. This is different from traditional classification systems that typically will assign a company only to one sector and tend to group companies together on the basis of backward looking metrics like revenue. The Fund will not provide the same returns as a fund that tracks the media industry as traditionally defined by other classification systems and as a result may not be appropriate for an investor seeking the same exposure as the media industry as defined by such classification systems.
As of July 31, 2019, there were twelve Evolved Sectors: Consumer Staples, Discretionary Spending, Energy, Financials, Healthcare Staples, Industrials, Innovative Healthcare, Media and Entertainment, Real Estate, Technology, Telecommunications and Utilities. Sector classifications are reviewed on a quarterly basis and may evolve over time.
The Fund will hold common stock of those companies that fall into the Media and Entertainment Evolved Sector which have economic characteristics that have been historically correlated with companies traditionally defined as media and entertainment companies.
Investment Process. The Fund seeks to pursue its investment objective by investing in U.S. listed common stock in a disciplined manner, using proprietary classification algorithms that incorporate quantitative analysis. The classification process, which uses data analysis tools to allocate companies to one or more sectors according to a new classification system, is forward looking and evolves as companies evolve. The constituents in the Evolved Sectors will be reviewed and updated at least annually.
In certain situations or market conditions, the Fund may temporarily depart from its normal investment process, provided that the alternative, in the opinion of BFA, is consistent with the Fund’s investment objective and is in the best interest of the Fund.
The Fund has no stated minimum holding period for investments and may buy or sell securities whenever Fund management sees an appropriate opportunity. The Fund may engage in active and frequent trading of its investments. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Class Risk. The securities and other assets in the Fund’s portfolio may underperform in comparison to other securities or indexes that track other countries,
2

groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities may experience cycles of outperformance and underperformance in comparison to the general financial markets depending upon a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
Assets Under Management (AUM) Risk. From time to time, an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, or a fund may invest in the Fund and hold its investment for a specific period of time to allow the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Communication Services Sector Risk. The communication services sector consists of both companies in the telecommunication services industry as well as those in the media and entertainment industry. Examples of companies in the telecommunication services industry group include providers of fiber-optic, fixed-line, cellular and wireless telecommunications networks. Companies in the media and entertainment industry group encompass a variety of services and products including television broadcasting, gaming products, social media, networking platforms, online classifieds, online review websites, and Internet search engines. Companies in the communication services sector may be affected by industry competition, substantial capital requirements, government regulation, and obsolescence of communications products and services due to technological advancement. Fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company's profitability. In addition, while all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
The communication services sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of communications companies. Government actions around the world, specifically in the
3

area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. The communications services industry can also be significantly affected by intense competition for market share, including competition with alternative technologies such as wireless communications, product compatibility and standardization, consumer preferences, rapid product obsolescence, research and development of new products, lack of standardization or compatibility with existing technologies, and a dependency on patent and copyright protections. Companies in the communication services sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain communications companies obsolete.
Telecommunications providers with exposure to the U.S. are generally required to obtain franchises or licenses in order to provide services in a given location. Licensing and franchise rights in the telecommunications sector are limited, which may provide an advantage to certain participants. Limited availability of such rights, high barriers to market entry and regulatory oversight, among other factors, have led to consolidation of companies within the sector, which could lead to further regulation or other negative effects in the future. Telecommunication providers investing in non-U.S. countries may be subject to similar risks. Additional risks include those related to competitive challenges in the U.S. from non-U.S. competitors engaged in strategic joint ventures with U.S. companies and in non-U.S. markets from both U.S. and non-U.S. competitors.
Companies in the media and entertainment industries can be significantly affected by several factors, including competition, particularly in formulation of products and services using new technologies, cyclicality of revenues and earnings, a potential decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, and the potential increase in government regulation. Companies in the media and entertainment industries may become obsolete quickly. Advertising spending can be an important revenue source for media and entertainment companies. During economic downturns advertising spending typically decreases and, as a result, media and entertainment companies tend to generate less revenue.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. The Fund may be more adversely affected by the underperformance of those securities, may experience increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those securities than a fund that does not concentrate its investments.
Cybersecurity Risk. With the increased use of technologies such as the internet to conduct business, the Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of
4

cybersecurity risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Recently, geopolitical tensions may have increased the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity failures by or breaches of the systems of the Fund’s adviser, distributor and other service providers (including, but not limited to, index and benchmark providers, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyberattacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful or that cyberattacks will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or Authorized Participants. The Fund and its shareholders could be negatively impacted as a result.
Equity Securities Risk. The Fund invests in equity securities, which are subject to changes in value that may be attributable to market perception of a particular issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes. Holders of common stocks, which generally subject their holders to more risks than preferred stocks and debt securities because common stockholders' claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.
5

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (considered by the Fund to mean higher than 100% annually) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of the Fund’s portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies, such as passive ETFs. These effects of higher than normal portfolio turnover may adversely affect Fund performance.
Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus that was first detected in December 2019 has spread globally. The impact of this outbreak has adversely affected the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. The duration of the outbreak and its effects cannot be predicted with certainty. Any market or economic disruption can be expected to result in elevated tracking error and increased premiums or discounts to the Fund’s NAV.
■	General Impact. This outbreak has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, temporary closures of stores, restaurants and other commercial establishments, layoffs, defaults and other significant economic impacts, as well as general concern and uncertainty.
■	Market Volatility. The outbreak has also resulted in extreme volatility, severe losses, and disruptions in markets which can adversely impact the Fund and its investments, including impairing hedging activity to the extent a Fund engages in such activity, as expected correlations between related markets or instruments may no longer apply. In addition, to the extent the Fund invests in short-term instruments that have negative yields, the Fund’s value may be impaired as a result. Certain issuers of equity securities have cancelled or announced the suspension of dividends. The outbreak has, and may continue to, negatively affect the credit ratings of some fixed income securities and their issuers.
■	Market Closures. Certain local markets have been or may be subject to closures, and there can be no assurance that trading will continue in any local markets in which the Fund may invest, when any resumption of trading will occur or, once such markets resume trading, whether they will face further closures. Any suspension of trading in markets in which the Fund invests will have an impact on the Fund and its investments and will impact the Fund’s ability to purchase or sell securities in such markets.
■	Operational Risk. The outbreak could also impair the information technology and other operational systems upon which the Fund’s service providers, including BFA, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform critical tasks relating to the Fund, for example, due to the
6

service providers’ employees performing tasks in alternate locations than under normal operating conditions or the illness of certain employees of the Fund’s service providers.
■	Governmental Interventions. Governmental and quasi-governmental authorities and regulators throughout the world have responded to the outbreak and the resulting economic disruptions with a variety of fiscal and monetary policy changes, including direct capital infusions into companies and other issuers, new monetary policy tools, and lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of such policies, is likely to increase market volatility, which could adversely affect the Fund’s investments.
■	Pre-Existing Conditions. Public health crises caused by the outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally.
Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects.
Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Any issuer of these securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures, credit deterioration of the issuer or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline. An issuer may also be subject to risks associated with the countries, states and regions in which the issuer resides, invests, sells products, or otherwise conducts operations.
Large-Capitalization Companies Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Management Risk. The Fund is subject to management risk because it does not seek to replicate the performance of a specified index. BFA and the portfolio managers will utilize a proprietary investment process, techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. In addition, legislative, regulatory, or tax developments may affect the investment techniques available to BFA in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, country,
7

group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.
Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained, and may otherwise be made available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund's shares fluctuates continuously throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund's portfolio holdings or
8

NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem Fund shares if there is a lack of an active market for such shares or its underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread”; that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread, which varies over time for shares of the Fund based on trading volume and market liquidity, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. In addition, increased market volatility may cause wider spreads. There may also be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Media and Entertainment Industries Risk. Several factors can significantly affect companies in the media and entertainment industries,  as traditionally defined, including competition, particularly in formulation products and services using new technologies, cyclicality of revenues and earnings, a potential decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, and the potential increase in state and federal government regulation. Companies in the media and entertainment industries (e.g., companies engaged in television or radio broadcasting, publishing, motion pictures, music by recording artists, casinos, and recreation and amusement businesses) may become obsolete quickly. Advertising spending can be an important revenue source for media and entertainment companies. During economic downturns advertising spending typically decreases and, as a result, media and entertainment companies tend to generate less revenue.
9

Media Sub-Industry Risk. Companies in the media sub-industry may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology. Media companies are subject to risks that include cyclicality of revenues and earnings, a potential decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, competition in the industry and the potential for increased state and federal regulation. Advertising spending is an important source of revenue for media companies. During economic downturns advertising spending typically decreases and as a result, media companies tend to generate less revenue.
Model Risk. BFA and the Fund cannot offer assurances that the classification system used to determine the Evolved Sectors will achieve its intended results or maintain a level of risk similar to that of a portfolio of companies traditionally defined as media companies by any other classification system. In addition, since the classification system used to determine the Evolved Sectors differs from other classification systems, companies that may be categorized as being in a particular sector when using another classification system may not be completely or at all allocated to the corresponding Evolved Sector. Similarly, a company included in part or completely in a particular Evolved Sector may not be included in the corresponding sector defined by another classification system. As the model evolves and based on a company’s changing public disclosure, a company once classified in one Evolved Sector may move in part or in whole to another Evolved Sector. Such moves between Evolved Sectors may result in changes in industry exposure as measured using another classification system.
Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers or to a single economic, political or regulatory occurrence affecting these issuers.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Risk of Investing in the U.S. A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as on the value of certain securities. In addition, a continued rise in the U.S. public debt level or the imposition of U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the Fund has exposure.
The U.S. has developed increasingly strained relations with a number of foreign countries. If relations with certain countries continue to worsen, it could adversely
10

affect U.S. issuers as well as non-U.S. issuers that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord. If this trend were to continue, it may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. BlackRock Institutional Trust Company, N.A. (“BTC”), the Fund's securities lending agent, will take into account the tax impact to shareholders of substitute payments for dividends when managing the Fund's securities lending program.
Small Fund Risk. When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. If the Fund were to be required to delist from the listing exchange, the value of the Fund may rapidly decline and performance may be negatively impacted. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators that are now in effect require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to the Fund.
Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector, as traditionally defined, which includes media and entertainment companies, depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
11

Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments or the lack of an active market for such securities or instruments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. Illiquid investments may be harder to value, especially in changing markets. If the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.
Mid-Capitalization Companies Risk. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and, therefore, the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business or economic developments, and the stocks of mid-capitalization companies may be less liquid than those of large-capitalization companies, making it difficult for the Fund to buy and sell shares of mid-capitalization companies. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. The capacity of the Fund to make investments in certain securities may be affected by the relevant threshold limits, and
12

such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings.
For example, in certain circumstances where the Fund invests in securities issued by companies that operate in certain regulated industries or in certain emerging or international markets, or is subject to corporate or regulatory ownership restrictions, or invests in certain futures or other derivative transactions, there may be limits on the aggregate and/or fund-level amount invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust).
For its investment advisory services to the Fund, BFA is paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at the annual rate of 0.18%. BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of September 30, 2019, BFA and its affiliates provided investment advisory services for assets in excess of $6.96
13

trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.
A discussion regarding the basis for the approval by the Board of the Investment Advisory Agreement with BFA is available in the Fund's Annual Report for the period ended July 31.
From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.
Portfolio Managers. Travis Cooke and Jeff Shen are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, developing and implementing the Fund’s investment process and investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.
Travis Cooke, CFA has been employed by BFA as a senior portfolio manager since 2007. Prior to that, Mr. Cooke was a principal from 2006 to 2007 for Barclays Global Fund Advisors (“BGFA”). Mr. Cooke has been a Portfolio Manager of the Fund since 2018.
Jeff Shen, PhD has been employed by BFA as a senior portfolio manager since 2008. Prior to that, Dr. Shen was a principal from 2004 to 2008 for BGFA. Dr. Shen has been a Portfolio Manager of the Fund since 2018.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), The PNC Financial Services Group, Inc. (which, through a subsidiary, has a significant economic interest in BlackRock) and its subsidiaries (each with The PNC Financial Services Group, Inc., an “Entity” and collectively, the “Entities”), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA, its Affiliates and the Entities provide investment management services to other funds and discretionary managed accounts that may
14

follow investment programs similar to that of the Fund. BFA, its Affiliates and the Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates or Entities act, or may act, as an investor, investment banker, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, market maker, trader, prime broker, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which an Affiliate or an Entity performs or seeks to perform investment banking or other services. Specifically, the Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate or an Entity has developed or is trying to develop investment banking relationships or in which an Affiliate or an Entity has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate or an Entity provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate or an Entity provides or may in the future provide research coverage. An Affiliate or an Entity may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund's portfolio investment transactions. BFA or one or more Affiliates or Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates or Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate or an Entity having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
15

In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or an Entity or its or their directors, officers or employees or other clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA, its Affiliates or Entities may adversely impact the Fund. Transactions by one or more clients or by BFA, its Affiliates or Entities or their directors, officers or employees, may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to BFA, one or more Affiliates or Entities and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Fund has retained BTC, an Affiliate of BFA, to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the securities lending agent will receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates or Entities may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA, its Affiliates and Entities and their respective directors, officers or employees, may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “IEME.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the
16

bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is Cboe BZX Exchange, Inc. (“Cboe BZX”).
Section 12(d)(1) of the 1940 Act restricts investments by investment companies, including foreign investment companies, in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its
17

participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and shares of underlying securities held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (i) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers and (ii) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board.
Equity investments and other instruments for which market quotations are readily available, as well as investments in an underlying fund, if any, are valued at market value, which is generally determined using the last reported official closing price or, if a reported closing price is not available, the last traded price on the exchange or market on which the security is primarily traded at the time of valuation.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the closing market price of one or more assets or liabilities held by the Fund.
18

Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. Long-term capital gains and qualified
19

dividend income are generally eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. In addition, a 3.8% U.S. federal Medicare contribution tax is imposed on “net investment income,” including, but not limited to, interest, dividends, and net gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly) and of estates and trusts.
Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund. Generally, qualified dividend income includes dividend income from taxable U.S. corporations and qualified non-U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Substitute dividends received by the Fund with respect to dividends paid on securities lent out will not be qualified dividend income. For this purpose, a qualified non-U.S. corporation means any non-U.S. corporation that is eligible for benefits under a comprehensive income tax treaty with the U.S., which includes an exchange of information program, or if the stock with respect to which the dividend was paid is readily tradable on an established U.S. securities market. The term excludes a corporation that is a passive foreign investment company.
Dividends received by the Fund from a RIC generally are qualified dividend income only to the extent such dividend distributions are made out of qualified dividend income received by such RIC. Additionally, it is expected that dividends received by the Fund from a real estate investment trust and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. However, for tax years beginning after December 31, 2017 and before January 1, 2026, the Fund may report dividends eligible for a 20% “qualified business income” deduction for non-corporate U.S. shareholders to the extent the Fund’s income is derived from ordinary REIT dividends, reduced by allocable Fund expenses.
For a dividend to be treated as qualified dividend income, the dividend must be received with respect to a share of stock held without being hedged by the Fund, and with respect to a share of the Fund held without being hedged by you, for 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date.
Fund distributions, to the extent attributable to dividends from U.S. corporations, will be eligible for the dividends received deduction for Fund shareholders that are corporations, subject to certain hedging and holding requirements.
In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be
20

taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership unless certain exceptions apply.
If your Fund shares are loaned out pursuant to a securities lending arrangement, you may lose the ability to treat Fund dividends paid while the shares are held by the borrower as qualified dividend income.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from
21

capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's distributor, BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund may accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities
22

Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 1 University Square Drive, Princeton, NJ 08540.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the
23

development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
24

Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)
	iShares Evolved U.S. Media and Entertainment ETF
	Year Ended 07/31/19	Period From 03/21/18(a) to 07/31/18
Net asset value, beginning of period	$ 26.38	$25.05
Net investment income(b)	0.26	0.10
Net realized and unrealized gain(c)	1.97	1.29
Net increase from investment operations	2.23	1.39
Distributions (d)
From net investment income	(0.26)	(0.06)
From net realized gain	(0.13)	—
Total distributions	(0.39)	(0.06)
Net asset value, end of period	$28.22	$ 26.38
Total Return
Based on net asset value	8.64%	5.54% (e)
Ratios to Average Net Assets
Total expenses	0.18%	0.18% (f)
Net investment income	0.99%	1.04% (f)
Supplemental Data
Net assets, end of period (000)	$ 7,056	$ 5,277
Portfolio turnover rate(g)	10%	0% (e)
(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Not annualized.
(f) Annualized.
(g) Portfolio turnover rate excludes in-kind transactions.
25

Disclaimers
Shares of the Fund are not sponsored, endorsed or promoted by Cboe BZX. Cboe BZX makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to achieve its investment objective. Cboe BZX is not responsible for, nor has it participated in, the determination of the Fund's investments, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. Cboe BZX has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
Without limiting any of the foregoing, in no event shall Cboe BZX have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
26

Want to know more?
iShares.com     |    1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual Report to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2019 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK® are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-22649
IS-P-IEME-0820

November 29, 2019
(as revised August 17, 2020)

2019 Prospectus
iShares U.S. ETF Trust
•	iShares Evolved U.S. Technology ETF | IETC | CBOE BZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.
You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.
The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.
i

[THIS PAGE INTENTIONALLY LEFT BLANK]

iSHARES® EVOLVED U.S. TECHNOLOGY ETF
Ticker: IETC	Stock Exchange: Cboe BZX
Investment Objective
The iShares Evolved U.S. Technology ETF (the “Fund”) seeks to provide access to U.S. companies with technology exposure, as classified using a proprietary classification system.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares U.S. ETF Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
0.18%	None	0.00%	0.18%

[1]	The amount rounded to 0.00%.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$18	$58	$101	$230
S-1

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 7% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. listed common stock of large-, mid- and small-capitalization technology companies, as defined by a proprietary classification system. The classification process, which uses data analysis tools consisting, in part, of machine learning, natural language processing (“NLP”) and clustering algorithms to allocate companies to one or more sectors according to a new classification system, is forward looking and evolves as companies evolve.
The eligible universe of securities that are part of the classification process includes U.S. listed common stock of large-, mid- and small-capitalization companies. Based on data and information in the company’s public filings (e.g., regulatory filings, etc.), a company is classified in one or more of the twelve defined sectors (each an “Evolved Sector”). Currently these public filings consist of several years of a company’s 10-Ks and S-1s (if no 10-
Ks are available). While the Fund is actively managed, the Fund generally allocates its investments to securities of its Evolved Sector on a market capitalization basis (based on the available free floating capitalization). The classification system allows for a company to be classified into multiple sectors rather than being assigned solely to a single sector. The market capitalization of a single company will be allocated proportionally based on the one or more Evolved Sectors in which the company is classified. This reflects the multi-dimensional nature of these companies. Sector constituents are expected to evolve dynamically over time to reflect changing business models. BFA may exercise discretion in managing the classification process in limited instances. For example, a company may be excluded (or its inclusion limited) from an Evolved Sector, in part or whole, most commonly in response to position limit restrictions, limited liquidity of a particular security or the fit of a particular company in the Fund. This is different from traditional classification systems that typically will assign a company only to one sector and tend to group companies together on the basis of backward looking metrics like revenue. The Fund will not provide the same returns as a fund that tracks the information technology sector as traditionally defined by other classification systems and as a result may not be appropriate for an investor seeking the same exposure as the information technology sector as defined by such classification systems.
As of July 31, 2019, there were twelve Evolved Sectors: Consumer Staples, Discretionary Spending, Energy, Financials, Healthcare Staples,
S-2

Industrials, Innovative Healthcare, Media and Entertainment, Real Estate, Technology, Telecommunications and Utilities. Sector classifications are reviewed on a quarterly basis and may evolve over time.
The Fund will hold common stock of those companies that fall into the Technology Evolved Sector which have economic characteristics that have been historically correlated with companies traditionally defined as technology companies. The Fund may also invest in other securities, including but not limited to, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates. The Fund is an actively managed exchange-traded fund (“ETF”) and does not seek to replicate the performance of a specified index and may have a higher degree of portfolio turnover than such index funds.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in an industry or group of industries that constitute the technology sector. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry. Industry concentration designations are based on output of the classification methodology referenced above.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Unlike many ETFs, the Fund is not an index-based ETF. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Class Risk. Securities and other assets in the Fund's portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.
Assets Under Management (AUM) Risk. From time to time, an Authorized Participant (as defined in the Creations and Redemptions section of this prospectus (the “Prospectus”)), a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, or a fund may invest in the Fund and hold its investment for a specific period of time to allow the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other
S-3

market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Communication Services Sector Risk. Companies in the communications sector may be affected by industry competition, substantial capital requirements, government regulation, cyclicality of revenues and earnings, obsolescence of communications products and services due to technological advancement, a potential decrease in the discretionary income of targeted individuals and changing consumer tastes and interests.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, the Fund's adviser, distributor, and other service providers (including the benchmark provider), market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders.
While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. Holders of common stocks, which generally subject their holders to more risks than preferred stocks and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.
High Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (considered by the Fund to mean higher than 100% annually) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities.
Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic impacts. Certain markets have experienced temporary closures, extreme volatility,
S-4

severe losses, reduced liquidity and increased trading costs. These events will have an impact on the Fund and its investments and could impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s NAV. Other infectious illness outbreaks in the future may result in similar impacts.
Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Large-Capitalization Companies Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Management Risk. The Fund is subject to management risk, which is the risk that the investment process, techniques and risk analyses applied by BFA will not produce the desired results, and that securities selected by BFA may underperform the market or any relevant benchmark. In addition, legislative, regulatory, or tax developments may affect the investment techniques available to BFA in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Unlike some ETFs that track specific indexes, the Fund does not seek to replicate the performance of a specified index. Index-based ETFs have generally traded at prices that closely correspond to NAV. However, ETFs that do not seek to replicate the performance of a specified index have a limited trading history and, therefore, there can be no assurance as to whether, and/or the extent to which, the Fund's shares will trade at premiums or discounts to NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Model Risk. BFA and the Fund cannot offer assurances that the classification system used to determine the Evolved Sectors will achieve its intended results or maintain a level of risk similar to that of a portfolio of companies traditionally defined as information technology companies by any other classification system. In addition, since the classification system used to determine
S-5

the Evolved Sectors differs from other classification systems, companies that may be categorized as being in a particular sector when using another classification system may not be completely or at all allocated to the corresponding Evolved Sector. Similarly, a company included in part or completely in a particular Evolved Sector may not be included in the corresponding sector defined by another classification system.
Non-Diversification Risk. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Small Fund Risk. When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Technology Sector Risk. Companies in the technology sector, as traditionally defined, including information technology companies, may have limited product lines, markets, financial resources or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.
Performance Information
As of the date of this Prospectus, the Fund does not have a full calendar year of performance information to report.
S-6

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. Travis Cooke and Jeff Shen (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Cooke and Dr. Shen have been Portfolio Managers of the Fund since 2018.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
S-7

[THIS PAGE INTENTIONALLY LEFT BLANK]

More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified index. Accordingly, the management team has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective.
ETFs are funds that trade like other publicly-traded securities. Similar to shares of a mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.
Additional Information on Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. listed common stock of large-, mid- and small-capitalization technology companies, as defined by a proprietary classification system.
The Fund’s 80% investment policy may be changed by the Fund’s Board of Trustees (the “Board”) upon 60 days' notice to shareholders.
The classification process, which uses data analysis tools consisting, in part, of machine learning, NLP and clustering algorithms to allocate companies to one or more sectors according to a new classification system, is forward looking and evolves as companies evolve.
The eligible universe of securities that are part of the classification process includes U.S. listed common stock of large-, mid- and small-capitalization companies. Based on data and information in the company’s public filings (e.g., regulatory filings, etc.), a company is classified in one or more of the Evolved Sectors. Currently these public filings consist of several years of a company’s 10-Ks and S-1s (if no 10-Ks are available). While the Fund is actively managed, the Fund generally allocates its investments to securities of its Evolved Sector on a market capitalization basis (based on the available free floating capitalization). The classification system allows for a company to be classified into multiple sectors rather than being assigned solely to a single sector. The market capitalization of a single company will be allocated proportionally based on the one or more Evolved Sectors in which the company is classified. This reflects the multi-dimensional nature of these companies. Sector
1

constituents are expected to evolve dynamically over time to reflect changing business models. BFA may exercise discretion in managing the classification process in limited instances. For example, a company may be excluded (or its inclusion limited) from an Evolved Sector, in part or whole, most commonly in response to position limit restrictions, limited liquidity of a particular security or the fit of a particular company in the Fund. This is different from traditional classification systems that typically will assign a company only to one sector and tend to group companies together on the basis of backward looking metrics like revenue. The Fund will not provide the same returns as a fund that tracks the information technology sector as traditionally defined by other classification systems and as a result may not be appropriate for an investor seeking the same exposure as the information technology sector as defined by such classification systems.
As of July 31, 2019, there were twelve Evolved Sectors: Consumer Staples, Discretionary Spending, Energy, Financials, Healthcare Staples, Industrials, Innovative Healthcare, Media and Entertainment, Real Estate, Technology, Telecommunications and Utilities. Sector classifications are reviewed on a quarterly basis and may evolve over time.
The Fund will hold common stock of those companies that fall into the Technology Evolved Sector which have economic characteristics that have been historically correlated with companies traditionally defined as technology companies.
Investment Process. The Fund seeks to pursue its investment objective by investing in U.S. listed common stock in a disciplined manner, using proprietary classification algorithms that incorporate quantitative analysis. The classification process, which uses data analysis tools to allocate companies to one or more sectors according to a new classification system, is forward looking and evolves as companies evolve. The constituents in the Evolved Sectors will be reviewed and updated at least annually.
In certain situations or market conditions, the Fund may temporarily depart from its normal investment process, provided that the alternative, in the opinion of BFA, is consistent with the Fund’s investment objective and is in the best interest of the Fund.
The Fund has no stated minimum holding period for investments and may buy or sell securities whenever Fund management sees an appropriate opportunity. The Fund may engage in active and frequent trading of its investments. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Class Risk. The securities and other assets in the Fund’s portfolio may underperform in comparison to other securities or indexes that track other countries, groups of countries, regions, industries, groups of industries, markets, asset classes or
2

sectors. Various types of securities may experience cycles of outperformance and underperformance in comparison to the general financial markets depending upon a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
Assets Under Management (AUM) Risk. From time to time, an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, or a fund may invest in the Fund and hold its investment for a specific period of time to allow the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Communication Services Sector Risk. The communication services sector consists of both companies in the telecommunication services industry as well as those in the media and entertainment industry. Examples of companies in the telecommunication services industry group include providers of fiber-optic, fixed-line, cellular and wireless telecommunications networks. Companies in the media and entertainment industry group encompass a variety of services and products including television broadcasting, gaming products, social media, networking platforms, online classifieds, online review websites, and Internet search engines. Companies in the communication services sector may be affected by industry competition, substantial capital requirements, government regulation, and obsolescence of communications products and services due to technological advancement. Fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company's profitability. In addition, while all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
The communication services sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of communications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and
3

unpredictable. The communications services industry can also be significantly affected by intense competition for market share, including competition with alternative technologies such as wireless communications, product compatibility and standardization, consumer preferences, rapid product obsolescence, research and development of new products, lack of standardization or compatibility with existing technologies, and a dependency on patent and copyright protections. Companies in the communication services sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain communications companies obsolete.
Telecommunications providers with exposure to the U.S. are generally required to obtain franchises or licenses in order to provide services in a given location. Licensing and franchise rights in the telecommunications sector are limited, which may provide an advantage to certain participants. Limited availability of such rights, high barriers to market entry and regulatory oversight, among other factors, have led to consolidation of companies within the sector, which could lead to further regulation or other negative effects in the future. Telecommunication providers investing in non-U.S. countries may be subject to similar risks. Additional risks include those related to competitive challenges in the U.S. from non-U.S. competitors engaged in strategic joint ventures with U.S. companies and in non-U.S. markets from both U.S. and non-U.S. competitors.
Companies in the media and entertainment industries can be significantly affected by several factors, including competition, particularly in formulation of products and services using new technologies, cyclicality of revenues and earnings, a potential decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, and the potential increase in government regulation. Companies in the media and entertainment industries may become obsolete quickly. Advertising spending can be an important revenue source for media and entertainment companies. During economic downturns advertising spending typically decreases and, as a result, media and entertainment companies tend to generate less revenue.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. The Fund may be more adversely affected by the underperformance of those securities, may experience increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those securities than a fund that does not concentrate its investments.
Cybersecurity Risk. With the increased use of technologies such as the internet to conduct business, the Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund invests,
4

which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Recently, geopolitical tensions may have increased the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity failures by or breaches of the systems of the Fund’s adviser, distributor and other service providers (including, but not limited to, index and benchmark providers, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyberattacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful or that cyberattacks will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or Authorized Participants. The Fund and its shareholders could be negatively impacted as a result.
Equity Securities Risk. The Fund invests in equity securities, which are subject to changes in value that may be attributable to market perception of a particular issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes. Holders of common stocks, which generally subject their holders to more risks than preferred stocks and debt securities because common stockholders' claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.
High Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (considered by the Fund to mean higher
5

than 100% annually) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of the Fund’s portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies, such as passive ETFs. These effects of higher than normal portfolio turnover may adversely affect Fund performance.
Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus that was first detected in December 2019 has spread globally. The impact of this outbreak has adversely affected the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. The duration of the outbreak and its effects cannot be predicted with certainty. Any market or economic disruption can be expected to result in elevated tracking error and increased premiums or discounts to the Fund’s NAV.
■	General Impact. This outbreak has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, temporary closures of stores, restaurants and other commercial establishments, layoffs, defaults and other significant economic impacts, as well as general concern and uncertainty.
■	Market Volatility. The outbreak has also resulted in extreme volatility, severe losses, and disruptions in markets which can adversely impact the Fund and its investments, including impairing hedging activity to the extent a Fund engages in such activity, as expected correlations between related markets or instruments may no longer apply. In addition, to the extent the Fund invests in short-term instruments that have negative yields, the Fund’s value may be impaired as a result. Certain issuers of equity securities have cancelled or announced the suspension of dividends. The outbreak has, and may continue to, negatively affect the credit ratings of some fixed income securities and their issuers.
■	Market Closures. Certain local markets have been or may be subject to closures, and there can be no assurance that trading will continue in any local markets in which the Fund may invest, when any resumption of trading will occur or, once such markets resume trading, whether they will face further closures. Any suspension of trading in markets in which the Fund invests will have an impact on the Fund and its investments and will impact the Fund’s ability to purchase or sell securities in such markets.
■	Operational Risk. The outbreak could also impair the information technology and other operational systems upon which the Fund’s service providers, including BFA, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform critical tasks relating to the Fund, for example, due to the service providers’ employees performing tasks in alternate locations than under normal operating conditions or the illness of certain employees of the Fund’s service providers.
■	Governmental Interventions. Governmental and quasi-governmental authorities and
6

regulators throughout the world have responded to the outbreak and the resulting economic disruptions with a variety of fiscal and monetary policy changes, including direct capital infusions into companies and other issuers, new monetary policy tools, and lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of such policies, is likely to increase market volatility, which could adversely affect the Fund’s investments.
■	Pre-Existing Conditions. Public health crises caused by the outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally.
Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects.
Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Any issuer of these securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures, credit deterioration of the issuer or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline. An issuer may also be subject to risks associated with the countries, states and regions in which the issuer resides, invests, sells products, or otherwise conducts operations.
Large-Capitalization Companies Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Management Risk. The Fund is subject to management risk because it does not seek to replicate the performance of a specified index. BFA and the portfolio managers will utilize a proprietary investment process, techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. In addition, legislative, regulatory, or tax developments may affect the investment techniques available to BFA in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or
7

discounts to the Fund’s NAV. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.
Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained, and may otherwise be made available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund's shares fluctuates continuously throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund's portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at
8

NAV, BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem Fund shares if there is a lack of an active market for such shares or its underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread”; that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread, which varies over time for shares of the Fund based on trading volume and market liquidity, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. In addition, increased market volatility may cause wider spreads. There may also be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Model Risk. BFA and the Fund cannot offer assurances that the classification system used to determine the Evolved Sectors will achieve its intended results or maintain a level of risk similar to that of a portfolio of companies traditionally defined as information technology companies by any other classification system. In addition, since the classification system used to determine the Evolved Sectors differs from other classification systems, companies that may be categorized as being in a particular sector when using another classification system may not be completely or at all allocated to the corresponding Evolved Sector. Similarly, a company included in part or completely in a particular Evolved Sector may not be included in the corresponding sector defined by another classification system. As the model evolves and based on a company’s changing public disclosure, a company once classified in one Evolved Sector may move in part or in whole to another Evolved Sector. Such moves between Evolved Sectors may result in changes in industry exposure as measured using another classification system.
Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or
9

representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers or to a single economic, political or regulatory occurrence affecting these issuers.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Risk of Investing in the U.S. A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as on the value of certain securities. In addition, a continued rise in the U.S. public debt level or the imposition of U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the Fund has exposure.
The U.S. has developed increasingly strained relations with a number of foreign countries. If relations with certain countries continue to worsen, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord. If this trend were to continue, it may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. BlackRock Institutional Trust Company, N.A. (“BTC”), the Fund's securities lending agent, will take into account the tax impact to shareholders of substitute payments for dividends when managing the Fund's securities lending program.
Small Fund Risk. When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. If the Fund were to be required to delist from the listing exchange, the value of the Fund may rapidly decline and performance may be negatively impacted. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Technology Sector Risk. Companies in the technology sector, as traditionally defined, including information technology companies, face intense competition, both domestically and internationally, which may have an adverse effect on a company’s profit margins. Technology companies may have limited product lines, markets,
10

financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and other intellectual property rights. A technology company’s loss or impairment of these rights may adversely affect the company’s profitability. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. The technology sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators that are now in effect require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to the Fund.
Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector, as traditionally defined, depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments or the lack of an active market for such securities or instruments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to
11

the risks associated with illiquid investments. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. Illiquid investments may be harder to value, especially in changing markets. If the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.
Media and Entertainment Industries Risk. Several factors can significantly affect companies in the media and entertainment industries,  as traditionally defined, including competition, particularly in formulation products and services using new technologies, cyclicality of revenues and earnings, a potential decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, and the potential increase in state and federal government regulation. Companies in the media and entertainment industries (e.g., companies engaged in television or radio broadcasting, publishing, motion pictures, music by recording artists, casinos, and recreation and amusement businesses) may become obsolete quickly. Advertising spending can be an important revenue source for media and entertainment companies. During economic downturns advertising spending typically decreases and, as a result, media and entertainment companies tend to generate less revenue.
Semiconductor Industry Risk. The Fund invests in semiconductor companies, which face intense competition, both domestically and internationally, and such competition may have an adverse effect on profit margins. Semiconductor companies may have limited product lines, markets, financial resources or personnel. The products of semiconductor companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Capital equipment expenditures could be substantial, and equipment generally suffers from rapid obsolescence. Companies in the semiconductor industry are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights, would adversely affect the profitability of these companies.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be
12

restricted by regulation or otherwise impaired. The capacity of the Fund to make investments in certain securities may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings.
For example, in certain circumstances where the Fund invests in securities issued by companies that operate in certain regulated industries or in certain emerging or international markets, or is subject to corporate or regulatory ownership restrictions, or invests in certain futures or other derivative transactions, there may be limits on the aggregate and/or fund-level amount invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust).
For its investment advisory services to the Fund, BFA is paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at the annual rate of 0.18%. BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
13

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of September 30, 2019, BFA and its affiliates provided investment advisory services for assets in excess of $6.96 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.
A discussion regarding the basis for the approval by the Board of the Investment Advisory Agreement with BFA is available in the Fund's Annual Report for the period ended July 31.
From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.
Portfolio Managers. Travis Cooke and Jeff Shen are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, developing and implementing the Fund’s investment process and investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities.
Travis Cooke, CFA has been employed by BFA as a senior portfolio manager since 2007. Prior to that, Mr. Cooke was a principal from 2006 to 2007 for Barclays Global Fund Advisors (“BGFA”). Mr. Cooke has been a Portfolio Manager of the Fund since 2018.
Jeff Shen, PhD has been employed by BFA as a senior portfolio manager since 2008. Prior to that, Dr. Shen was a principal from 2004 to 2008 for BGFA. Dr. Shen has been a Portfolio Manager of the Fund since 2018.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), The PNC Financial Services Group, Inc. (which, through a subsidiary, has a significant economic interest in BlackRock) and its subsidiaries (each with The PNC Financial Services Group, Inc., an “Entity” and collectively, the “Entities”), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other
14

accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA, its Affiliates and the Entities provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA, its Affiliates and the Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates or Entities act, or may act, as an investor, investment banker, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, market maker, trader, prime broker, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which an Affiliate or an Entity performs or seeks to perform investment banking or other services. Specifically, the Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate or an Entity has developed or is trying to develop investment banking relationships or in which an Affiliate or an Entity has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate or an Entity provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate or an Entity provides or may in the future provide research coverage. An Affiliate or an Entity may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund's portfolio investment transactions. BFA or one or more Affiliates or Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates or Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate or an Entity having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses
15

during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or an Entity or its or their directors, officers or employees or other clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA, its Affiliates or Entities may adversely impact the Fund. Transactions by one or more clients or by BFA, its Affiliates or Entities or their directors, officers or employees, may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to BFA, one or more Affiliates or Entities and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Fund has retained BTC, an Affiliate of BFA, to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the securities lending agent will receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates or Entities may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA, its Affiliates and Entities and their respective directors, officers or employees, may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “IETC.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant
16

proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is Cboe BZX Exchange, Inc. (“Cboe BZX”).
Section 12(d)(1) of the 1940 Act restricts investments by investment companies, including foreign investment companies, in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise
17

any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and shares of underlying securities held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (i) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers and (ii) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board.
Equity investments and other instruments for which market quotations are readily available, as well as investments in an underlying fund, if any, are valued at market value, which is generally determined using the last reported official closing price or, if a reported closing price is not available, the last traded price on the exchange or market on which the security is primarily traded at the time of valuation.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the closing market price of one or more assets or liabilities held by the Fund.
18

Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. Long-term capital gains and qualified
19

dividend income are generally eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. In addition, a 3.8% U.S. federal Medicare contribution tax is imposed on “net investment income,” including, but not limited to, interest, dividends, and net gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly) and of estates and trusts.
Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund. Generally, qualified dividend income includes dividend income from taxable U.S. corporations and qualified non-U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Substitute dividends received by the Fund with respect to dividends paid on securities lent out will not be qualified dividend income. For this purpose, a qualified non-U.S. corporation means any non-U.S. corporation that is eligible for benefits under a comprehensive income tax treaty with the U.S., which includes an exchange of information program, or if the stock with respect to which the dividend was paid is readily tradable on an established U.S. securities market. The term excludes a corporation that is a passive foreign investment company.
Dividends received by the Fund from a RIC generally are qualified dividend income only to the extent such dividend distributions are made out of qualified dividend income received by such RIC. Additionally, it is expected that dividends received by the Fund from a real estate investment trust and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. However, for tax years beginning after December 31, 2017 and before January 1, 2026, the Fund may report dividends eligible for a 20% “qualified business income” deduction for non-corporate U.S. shareholders to the extent the Fund’s income is derived from ordinary REIT dividends, reduced by allocable Fund expenses.
For a dividend to be treated as qualified dividend income, the dividend must be received with respect to a share of stock held without being hedged by the Fund, and with respect to a share of the Fund held without being hedged by you, for 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date.
Fund distributions, to the extent attributable to dividends from U.S. corporations, will be eligible for the dividends received deduction for Fund shareholders that are corporations, subject to certain hedging and holding requirements.
In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be
20

taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership unless certain exceptions apply.
If your Fund shares are loaned out pursuant to a securities lending arrangement, you may lose the ability to treat Fund dividends paid while the shares are held by the borrower as qualified dividend income.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from
21

capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's distributor, BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund may accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities
22

Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
23

Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 1 University Square Drive, Princeton, NJ 08540.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
24

Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)
	iShares Evolved U.S. Technology ETF
	Year Ended 07/31/19	Period From 03/21/18(a) to 07/31/18
Net asset value, beginning of period	$ 26.33	$24.89
Net investment income(b)	0.23	0.06
Net realized and unrealized gain(c)	3.73	1.43
Net increase from investment operations	3.96	1.49
Distributions (d)
From net investment income	(0.27)	(0.05)
From net realized gain	(0.07)	—
Total distributions	(0.34)	(0.05)
Net asset value, end of period	$ 29.95	$26.33
Total Return
Based on net asset value	15.27%	6.00% (e)
Ratios to Average Net Assets
Total expenses	0.18%	0.18% (f)
Net investment income	0.85%	0.70% (f)
Supplemental Data
Net assets, end of period (000)	$16,470	$ 5,266
Portfolio turnover rate(g)	7%	0% (e)
(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Not annualized.
(f) Annualized.
(g) Portfolio turnover rate excludes in-kind transactions.
25

Disclaimers
Shares of the Fund are not sponsored, endorsed or promoted by Cboe BZX. Cboe BZX makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to achieve its investment objective. Cboe BZX is not responsible for, nor has it participated in, the determination of the Fund's investments, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. Cboe BZX has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
Without limiting any of the foregoing, in no event shall Cboe BZX have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
26

Want to know more?
iShares.com     |    1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual Report to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2019 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK® are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-22649
IS-P-IETC-0820

February 28, 2020
(as revised August 17, 2020)

2020 Prospectus
iShares U.S. ETF Trust
•	iShares Bloomberg Roll Select Commodity Strategy ETF | CMDY | NYSE ARCA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.
You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.
The SEC and Commodity Futures Trading Commission (“CFTC”) have not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.
i

[THIS PAGE INTENTIONALLY LEFT BLANK]

iSHARES® BLOOMBERG ROLL SELECT COMMODITY STRATEGY ETF
Ticker: CMDY	Stock Exchange: NYSE Arca
Investment Objective
The iShares Bloomberg Roll Select Commodity Strategy ETF (the “Fund”) seeks to provide exposure, on a total return basis, to a diversified group of commodities.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares U.S. ETF Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities, commodities or other financial instruments and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses. The Fund may incur “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses reflect the Fund's pro rata share of the fees and expenses incurred by investing in other investment companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund's prospectus (the “Prospectus”). BFA, the investment adviser to the Fund, has contractually agreed to waive a portion of its management fees in an amount equal to the Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA, or its affiliates, through February 28, 2025. The contractual waiver may be terminated prior to February 28, 2025 only upon written agreement of the Trust and BFA.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver	Total Annual Fund Operating Expenses After Fee Waiver
0.28%	None	None	0.01%	0.29%	(0.01)%	0.28%
S-1

Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$29	$90	$157	$363
Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it, directly or indirectly through a subsidiary, buys and sells securities or other assets (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing in exchange-traded futures contracts on the Bloomberg Roll Select Commodity Index (the “Index Futures”). The Fund is expected to roll out of existing positions in Index Futures and establish new positions in Index Futures on an ongoing basis. Index Futures subsequently acquired by the Fund may have terms that differ from those of the Index Futures it currently holds and the purchase and sale of these Index Futures may incur transaction fees. In seeking total return, the Fund also seeks to generate interest income and capital appreciation on the cash balances arising from its investment in Index Futures through a cash management strategy consisting of investments in cash and cash equivalents, short-term government obligations and short-term investment-grade fixed-income securities (collectively, “Fixed-Income Investments”).
The Fund is an actively managed exchange-traded fund (“ETF”) and does not seek to replicate the performance of a specified index. While the Fund is not an index fund, the Fund’s investment strategy seeks to maximize correlation with the Bloomberg Roll Select Commodity Index (the “Bloomberg Benchmark”), which is composed of 22 futures contracts across 20 physical agricultural, energy, precious metals and industrial metals commodities. The Bloomberg Benchmark reflects the returns from these commodity futures contracts, and provides broad-based exposure to commodities as an asset class by using liquidity factors and sector caps to avoid over-concentration in any single commodity or commodity sector. In order to maintain exposure to a futures contract on a particular commodity, an

S-2

investor must sell the position in the expiring contract and buy a new position in a contract with a later delivery month, which is referred to as “rolling.” If the price for the new futures contract is less than the price of the expiring contract, then the market for the commodity is said to be in “backwardation.” In these markets, roll returns are positive, which is referred to as “positive carry.” The term “contango” is used to describe a market in which the price for a new futures contract is more than the price of the expiring contract. In these markets, roll returns are negative, which is referred to as “negative carry.” The Bloomberg Benchmark seeks to employ a positive carry strategy that emphasizes commodities and futures contract months with the greatest degree of backwardation and lowest degree of contango, resulting in net gains through positive roll returns.
The Fund will invest in financial instruments providing exposure to commodities and not in the physical commodities themselves. The Fund may also invest in exchange-traded commodity futures contracts similar to those found in the Bloomberg Benchmark, as well as swaps and options on futures that correlate to the investment returns of commodities without investing directly in physical commodities and over-the-counter commodity-linked instruments like commodity-linked notes, swaps and forward contracts (together, the “Commodity Investments”). Investing in derivative contracts may have a leveraging effect on the Fund. Although the Fund may hold the same futures contracts under the same futures rolling schedule as those included in the Bloomberg Benchmark, the Fund is not obligated to invest in any futures contracts included in, and does not seek to replicate the performance of, the Bloomberg Benchmark.
The Fund seeks to gain exposure to Index Futures and other Commodity Investments by investing through a wholly-owned subsidiary organized in the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by BFA and has the same investment objective as the Fund. Unlike the Fund, the Subsidiary is not an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Subsidiary invests solely in Commodity Investments and cash and cash equivalents. In compliance with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), the Fund may invest up to 25% of its total assets in the Subsidiary. The Fund’s Commodity Investments held in the Subsidiary are intended to provide the Fund with exposure to broad commodities consistent with current U.S. federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in Commodity Investments.
The remainder of the Fund’s assets will be invested directly by the Fund, primarily in Fixed-Income Investments, including repurchase agreements, money market instruments, U.S. government and agency securities, Treasury inflation-protected securities, sovereign debt obligations on non-U.S. countries and investment-grade corporate bonds. The Fund invests in Fixed-Income Investments for investment purposes and to provide sufficient assets to account for (or
S-3

“cover”) mark-to-market changes and to collateralize the Subsidiary’s investments in derivatives.
The Commodity Futures Trading Commission (“CFTC”) has adopted certain requirements that subject registered investment companies and their advisers to regulation by the CFTC if a registered investment company invests more than a prescribed level of its net asset value in CFTC-regulated futures, options and swaps, or if a registered investment company markets itself as providing investment exposure to such instruments. Due to the Fund’s potential use of CFTC-regulated futures, options and swaps above the prescribed levels, it is considered a “commodity pool” under the Commodity Exchange Act (“CEA”).
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Unlike many ETFs, the Fund is actively managed and is not an index-based ETF. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Class Risk. Securities and other assets in the Fund's portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes (including the futures market).
Assets Under Management (AUM) Risk. From time to time, an Authorized
Participant (as defined in the Creations and Redemptions section of the Prospectus), a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, or a fund may invest in the Fund and hold its investment for a specific period of time to allow the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.
Carry Strategy Risk. The futures market for a commodity in which the price for a new futures contract is less than the price of an expiring contract, known as a market trading in a state of “backwardation,” may not continue to trade with the same degree of
S-4

backwardation or with the resulting returns. To the extent that a commodity futures market is not trading in a state of backwardation (or is trading in such a state, but to a lesser degree), the Fund’s cost to maintain exposure to the commodity may increase, the positive carry strategy may prove unsuccessful, and the investment performance of the Fund may suffer.
Cash Management Risk. If a significant amount of the Fund’s assets are invested in cash and cash equivalents, the Fund may underperform other funds that do not similarly invest in cash and cash equivalents for investment purposes and/or to collateralize derivative instruments.
Commodity-Linked Derivatives Risk. The value of a commodity-linked derivative instrument typically is based upon the price movements of the underlying commodity or an economic variable linked to such price movements. Spot prices and futures prices for commodities will vary depending upon expectations regarding market conditions. Both spot and futures prices of commodity-linked investments may fluctuate quickly and dramatically as a result of changes affecting a particular commodity and may not correlate to price movements in other asset classes, such as stocks, bonds and cash. Commodity-linked derivatives are subject to the risk that the counterparty to the transaction, the exchange or trading facility on which they trade or the applicable clearing house may default or otherwise fail to perform. In addition, each exchange or trading facility on which the derivatives are traded has the right to suspend or limit trading in all futures or other instruments that it lists. The Fund’s use of commodity-linked derivatives may also have a leveraging effect on the Fund’s portfolio because of the leverage inherent in the use of derivatives. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had. The Fund is required to post margin in respect to its holdings in derivatives. Each of these factors and events could have a significant negative impact on the Fund.
Commodity Regulatory Risk. The Fund and the Subsidiary are deemed commodity pools and BFA is considered a “commodity pool operator” with respect to the Fund and the Subsidiary under the CEA. BFA is therefore subject to regulation by the SEC and the CFTC. BFA is also subject to regulation by National Futures Association (“NFA”). The regulatory requirements governing the use of commodity futures, options on commodity futures, certain swaps or certain other investments could change at any time.
Commodity Risk. The Fund has substantial exposure to commodities. The Fund invests in instruments and companies that are susceptible to fluctuations in certain commodity markets and to price changes due to trade relations, including the imposition of tariffs by the U.S. and other countries. Any negative changes in commodity markets that may be due to changes in supply and demand for commodities, market events, regulatory developments or other factors that the Fund cannot control could have an adverse impact on the Commodity Investments in which the Fund invests.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events
S-5

that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Counterparty Risk. Certain commodity-linked derivative instruments, uncleared swaps and other forms of financial instruments that involve counterparties subject the Fund to the risk that the counterparty could default on its obligations under the agreement, either through the counterparty’s bankruptcy or failure to perform its obligations. In the event of a counterparty default, the Fund could experience lengthy delays in recovering some or all of its assets or obtain no recovery at all and, if the counterparty is subject to specified types of resolution proceedings, the Fund may be subject to stays that limit its ability to close out positions and limit risk. The Fund’s investments in the futures markets also introduce the risk that its futures commission merchant (“FCM”) could default on an obligation set forth in an agreement between the Fund and the FCM, including the FCM’s obligation to return margin posted in connection with the Fund’s futures contracts.
Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer's or counterparty's financial condition and on the terms of an obligation.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, the Fund's adviser, distributor, and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.
Derivatives Risk. The Fund’s use of derivatives may reduce the Fund’s returns or increase volatility. Volatility is defined as the characteristic of a security, a currency, an index or a market to fluctuate significantly in price within a short time period. Derivatives may also be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the value of the underlying asset, the performance of the asset class to which the Fund seeks exposure or the performance of the overall markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to
S-6

losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, or movements between the time of periodic reallocations of Fund assets, which losses are potentially unlimited. Certain derivatives may give rise to a form of leverage and may expose the Fund to greater risk and increase its costs. The impact of U.S. and global regulation of derivatives may make derivatives more costly, may limit the availability of derivatives, may delay or restrict the exercise by the Fund of termination rights or remedies upon a counterparty default under derivatives held by the Fund (which could result in losses), or may otherwise adversely affect the value or performance of derivatives.
Energy Sector Risk. The performance of energy-related commodities is generally cyclical and highly dependent on energy prices. The market value of energy-related commodities may decline for many reasons, including, among others, changes in energy prices, energy supply and demand, global political changes, terrorism, natural disasters and other catastrophes; government regulations, taxation policies and energy conservation efforts.
Futures Contract Risk. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. Unlike equities, which typically entitle the holder to a continuing ownership stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the level of the reference rate. The primary risks associated with the use of futures contracts are: (i) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) BFA’s inability to predict correctly the direction of prices and other economic factors; and (v) the possibility that the counterparty will default in the performance of its obligations. To the extent that the Fund is exposed to rolling futures contracts, it may be subject to additional risk. In addition, CFTC regulations limit the types of foreign listed futures contracts that U.S. investors, like the Fund, are allowed to invest in. As a result, the Fund may not be able to gain the exposure it seeks through certain non-U.S. futures contracts.
Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the
S-7

liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.
Income Risk. The Fund’s income may decline when yields fall. This decline can occur because the Fund may subsequently invest in lower-yielding Fixed-Income Investments, as Fixed-Income Investments in its portfolio mature, are near maturity or are called, or the Fund otherwise needs to purchase additional bonds.
Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic impacts. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. These events will have an impact on the Fund and its investments and could impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s NAV. Other infectious illness outbreaks in the future may result in similar impacts.
Interest Rate Risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very low, or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. An increase in interest rates will generally cause the value of securities held by the Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments, including those held by the Fund. The historically low interest rate environment heightens the risks associated with rising interest rates.
Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure as well as the correlation among the assets.The Fund may be adversely affected if an issuer of underlying securities held by the Fund is unable or unwilling to repay principal or interest when due. Changes in the financial condition or credit rating of an issuer of those securities or of securities referenced by swaps or other derivatives or the seller or counterparty with respect to derivatives or other assets may cause the value of the securities, derivatives, or other assets to decline.
Management Risk. The Fund is subject to management risk, which is the risk that the investment process, techniques and risk analyses applied by BFA will not produce the desired results, and that securities or assets selected by BFA may underperform the market or any relevant benchmark. In addition,
S-8

legislative, regulatory, or tax developments may affect the investment techniques available to BFA in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Unlike some ETFs that track specific indexes, the Fund does not seek to replicate the performance of a specified index. Index-based ETFs have generally traded at prices that closely correspond to NAV. However, ETFs that do not seek to replicate the performance of a specified index have a limited trading history and, therefore, there can be no assurance as to whether, and/or the extent to which, the Fund's shares will trade at premiums or discounts to NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Money Market Instruments Risk. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. If a significant amount of the Fund's assets are invested in money market instruments, it will be more difficult for the Fund to achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money by investing in a money market fund. Money market funds other than government money market funds or retail money market funds “float” their NAV instead of using a stable $1.00 per share price.
Non-Diversification Risk. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers or in derivatives with a limited number of counterparties. As a result, the Fund's performance may depend on the performance of a small number of issuers and counterparties.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers carry different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties
S-9

or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Risk of Investing in Agriculture and Livestock. Investments in the agricultural and livestock sectors may be volatile and change unpredictably as a result of many factors, such as legislative or regulatory developments relating to food safety, the imposition of tariffs or other trade restraints, and the supply and demand of each commodity. Increased competition and changes in consumer tastes and spending can also influence the demand for agricultural and livestock products, affecting the price of such commodities and the performance of the Fund.
Risk of Investing in Developed Countries. The Fund’s investment in developed country issuers may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be adversely impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.
Risk of Investing in Industrial Metals. The industrial metals sector may be adversely affected by changes in international economic and political conditions, increased competition and changes in industrial and commercial demand for industrial metals. As a result, the price of industrial metals has been subject to substantial price fluctuations over short periods of time.
Risk of Investing in Precious Metals. Prices of precious metals and of precious metal-related financial instruments historically have been very volatile. The high volatility of precious metal prices may adversely affect the prices of financial instruments that derive their value from the price of underlying precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals.
Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Risk of Swap Agreements. A swap is a two-party contract that generally obligates each counterparty to exchange periodic payments based on a pre-determined underlying investment or notional amount and to exchange collateral to secure the obligations of each counterparty. Swaps may be leveraged and are subject to
S-10

counterparty risk, credit risk and pricing risk. Swaps may be subject to illiquidity risk, and it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses. Certain standardized interest rate and credit default swaps are required to be traded on an exchange or trading platform and centrally cleared. Most other swaps are entered into a negotiated, bi-lateral basis and traded in the over-the-counter market. Swaps are subject to bi-lateral variation margin. Initial margin requirements are in the process of being phased in, and the Fund may be subject to such requirements as early as September 2020.
Small Fund Risk. When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Subsidiary Risk. In compliance with Subchapter M of the Internal Revenue Code, the Fund may invest up to 25% of its total assets in the Subsidiary. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the U.S. and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Prospectus and the Statement of
Additional Information (“SAI”), and could adversely affect the Fund.
Tax Risk. The Fund invests in commodity-linked derivatives indirectly through the Subsidiary because income from these investments, if made directly, might not be treated as “qualifying income” for purposes of the Fund qualifying as a regulated investment company (“RIC”) for U.S. federal income tax purposes. Based on final regulations issued by the U.S. Internal Revenue Service (“IRS”) on which taxpayers may rely for taxable years beginning after September 28, 2016, the Fund expects its income with respect to the Subsidiary to be qualifying income. In the future, if the IRS issues new regulations or other guidance, or Congress enacts legislation, limiting the circumstances in which the Fund’s income with respect to the Subsidiary will be considered “qualifying income,” the Fund might be required to make changes to its operations, which could reduce the Fund’s ability to gain investment exposure to commodities. Fund shareholders could also experience adverse tax consequences in such circumstances.
Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund's valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other assets in the Fund's portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund's shares. Authorized Participants who purchase
S-11

or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section of the Prospectus. If BFA had not waived certain Fund fees during certain periods, the Fund's returns would have been lower.
Year by Year Returns (Year Ended December 31)
The best calendar quarter return during the period shown above was 5.45% in the 1st quarter of 2019; the worst was -2.41% in the 3rd quarter of 2019.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
S-12

Average Annual Total Returns
(for the periods ended December 31, 2019)
	One Year	Since Fund Inception
(Inception Date: 4/3/2018)
Return Before Taxes	5.70%	-3.60%
Return After Taxes on Distributions[1]	4.76%	-4.47%
Return After Taxes on Distributions and Sale of Fund Shares[1]	3.37%	-3.10%
Bloomberg Roll Select Commodity Index[2] (Index returns do not reflect deductions for fees, expenses, or taxes)	6.09%	-3.42%

[1]	After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
[2]	The Bloomberg Roll Select Commodity Index is an unmanaged index that aims to reflect the performance of a diversified group of commodities, while also seeking to minimize the effect of contango and maximize the effect of backwardation in connection with periodically switching or “rolling” into new futures contracts.
S-13

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. Alan Mason, Richard Mejzak, Greg Savage and Amy Whitelaw (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mason, Mr. Mejzak and Mr. Savage have been Portfolio Managers of the Fund since 2018. Ms. Whitelaw has been a Portfolio Manager of the Fund since 2019.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
S-14

More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified index. Accordingly, the management team has discretion on a daily basis to manage the Fund's portfolio in accordance with the Fund's investment objective.
ETFs are funds that trade like other publicly-traded securities. Similar to shares of a mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.
Additional Information on Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing primarily in Index Futures. The Fund also seeks to generate interest income and capital appreciation on the cash balances arising from its investment in Index Futures through a cash management strategy consisting of investments in Fixed-Income Investments.
Investment Process. BFA uses its discretion to determine the percentage of the Fund’s assets allocated to Index Futures and other Commodity Investments. Generally, BFA will take various factors into account on a periodic basis in allocating the assets of the Fund, including, but not limited to, the performance of Index Futures and Commodity Investments relative to each other, relative price differentials for a range of commodity futures for current delivery as compared to similar commodity futures for future delivery, and other market conditions. The weightings of the Fund's portfolio will be reviewed and updated at least annually.
In certain situations or market conditions, the Fund may temporarily depart from its normal investment process, provided that the alternative, in the opinion of BFA, is consistent with the Fund’s investment objective and is in the best interest of the Fund. For example, the Fund may hold a higher than normal proportion of its assets in cash in response to adverse market, economic or political conditions.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the FDIC or any other government agency, BFA or any of its affiliates.
1

A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Class Risk. The securities and other assets in the Fund’s portfolio may underperform in comparison to other securities, assets or indexes that track other issuers, countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors (including the futures market). Various types of securities or assets may experience cycles of outperformance and underperformance in comparison to the general financial markets depending upon a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
Assets Under Management (AUM) Risk. From time to time, an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, or a fund may invest in the Fund and hold its investment for a specific period of time to allow the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened because ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that are less widely traded often involve greater settlement and operational issues and capital costs for Authorized Participants, which may limit the availability of Authorized Participants.
Carry Strategy Risk. The futures market for a commodity in which the price for a new futures contract is less than the price of an expiring contract, known as a market trading in a state of “backwardation,” may not continue to trade with the same degree of backwardation or with the resulting returns. To the extent that a commodity futures market is not trading in a state of backwardation (or is trading in such a state, but to a lesser degree), the Fund’s cost to maintain exposure to the commodity may increase, the positive carry strategy may prove unsuccessful, and the investment performance of the Fund may suffer.
2

Cash Management Risk. To the extent the Fund holds cash, the Fund will earn reduced income (if any) on the cash and will be subject to the credit risk of the depository institution holding the cash and any fees imposed on large cash balances. If a significant amount of the Fund’s assets are invested in cash and cash equivalents, the Fund may underperform other funds that do not similarly invest in cash and cash equivalents for investment purposes and/or to collateralize derivative instruments.
Commodity-Linked Derivatives Risk. The value of a commodity-linked derivative instrument typically is based upon the price movements of the underlying commodity or an economic variable linked to such price movements. Therefore, the value of commodity-linked derivative instruments may be affected by changes in overall economic conditions, interest rates, or factors affecting a particular commodity or industry, such as production, disease, climate conditions, supply or demand, politics, geopolitics, changes in international balance of payments and trade, currency devaluations and revaluations, market liquidity, and economic, political and regulatory developments. Spot prices and futures prices for commodities will vary depending upon expectations regarding market conditions. Both spot and futures prices of commodity-related investments may fluctuate quickly and dramatically as a result of changes affecting a particular commodity and may or may not correlate to price movements in other asset classes, such as stocks, bonds and cash. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments because of the leverage inherent in the use of derivatives. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop. Commodity-linked derivatives also may be subject to credit and interest rate risks that in general affect the values of fixed-income securities. Therefore, at maturity, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments that are more or less than the stated coupon interest payments. Commodity derivatives are subject to the risk that the counterparty to the transaction, the exchange or trading facility on which they trade or the applicable clearing house may default or otherwise fail to perform. In addition, each exchange or trading facility on which derivatives are traded has the right to suspend or limit trading in all futures or other instruments that it lists. The Fund’s use of commodity-linked derivatives can result in large amounts of financial leverage. Although the Fund will not borrow money in order to increase the amount of its trading, the low margin deposits normally required in futures trading permit a high degree of leverage on the investment itself. Accordingly, a relatively small price movement in a futures contract may result in immediate and substantial losses to the Fund. Like other leveraged investments, any trade may result in losses in excess of the amount invested. Each of these factors and events could have a significant negative impact on the Fund.
Commodity Regulatory Risk. The Fund and the Subsidiary are deemed “commodity pools” and BFA is considered a “commodity pool operator” with respect to the Fund under the CEA. BFA is therefore subject to regulation by the SEC and the CFTC. BFA is also subject to regulation by NFA. The regulatory requirements governing the use of commodity futures, or options on commodity futures, certain swaps or certain other investments could change at any time.
3

The CFTC and the U.S. commodities exchanges impose limits referred to as “speculative position limits” on the maximum net long or net short speculative positions that any person may hold or control in any particular futures, options contracts or swaps traded on U.S. commodities exchanges. The CFTC has proposed a new set of speculative position limit rules which are not yet finalized (or effective). If the CFTC successfully implements these position limits, the size or duration of positions available to the Fund may be severely limited.
Commodity Risk. The Fund’s portfolio may be adversely affected by changes or trends in commodity prices. Commodity prices may be influenced or characterized by unpredictable factors, including, where applicable, high volatility, changes in supply and demand relationships, weather, agriculture, trade, pestilence, political instability, changes in interest rates and monetary and other governmental policies, action and inaction, including price changes due to the imposition of tariffs by the U.S. and other countries.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, representing a particular country, group of countries, region, market, industry, group of industries, sector or asset class. The Fund may be more adversely affected by the underperformance of those securities and/or other assets, may experience increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those securities and/or other assets than a fund that does not concentrate its investments.
Counterparty Risk. Certain commodity-linked derivative instruments, uncleared swaps and other forms of financial instruments that involve counterparties subject the Fund to the risk that the counterparty could default on its obligations under the agreement, either through the counterparty’s bankruptcy or failure to perform its obligations. In the event of a counterparty default, the Fund could experience lengthy delays in recovering some or all of its assets or obtain no recovery at all and, if the counterparty is subject to specified types of resolution proceedings, the Fund may be subject to stays that limit its ability to close out positions and limit risk. The Fund may deposit funds required to margin open positions in the derivative instruments subject to the CEA with a clearing broker, registered as an FCM, an entity that solicits or accepts orders to buy or sell commodity futures, options, swaps or forward contracts and accepts money or other assets from customers to support such orders. The FCM could default on an obligation set forth in an agreement between the Fund and the FCM, including the FCM’s obligation to return margin posted in connection with the Fund’s futures contracts. If a counterparty defaults on its payment obligations, the Fund may lose money and the value of an investment in Fund shares may decrease. In addition, the Fund may engage in such investment transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk.
Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt instrument or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal
4

payments when due or otherwise honor its obligations. There are varying degrees of credit risk, depending on an issuer’s or counterparty’s financial condition and on the terms of an obligation, which may be reflected in the issuer’s or counterparty’s credit rating. There is the chance that the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), or that the market’s perception of an issuer’s creditworthiness may worsen, potentially reducing the Fund’s income level or share price.
Cybersecurity Risk. With the increased use of technologies such as the internet to conduct business, the Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Recently, geopolitical tensions may have increased the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity failures by or breaches of the systems of the Fund’s adviser, distributor and other service providers (including, but not limited to, index and benchmark providers, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyberattacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful or that cyberattacks will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place
5

by service providers to the Fund, issuers in which the Fund invests, market makers or Authorized Participants. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund’s use of derivatives may reduce the Fund’s returns or increase volatility. Volatility is defined as the characteristic of a security, a currency, an index or a market to fluctuate significantly in price within a short time period. Derivatives may also be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the value of the underlying asset, the performance of the asset class to which the Fund seeks exposure or the performance of the overall markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, or movements between the time of periodic reallocations of Fund assets, which losses are potentially unlimited. Certain derivatives may give rise to a form of leverage and may expose the Fund to greater risk and increase its costs. The impact of U.S. and global regulation of derivatives may make derivatives more costly, may limit the availability of derivatives, may delay or restrict the exercise by the Fund of termination rights or remedies upon a counterparty default under derivatives held by the Fund (which could result in losses), or may otherwise adversely affect the value or performance of derivatives.
Energy Sector Risk. The performance of energy-related commodities is generally cyclical and highly dependent on energy prices. Energy prices may fluctuate significantly due to, among other things, national and international political changes, Organization of Petroleum Exporting Countries (“OPEC”) and non-OPEC energy exporters, such as the Russian Federation, policies and relationships, and the economies of key energy-consuming countries. The market value of energy-related commodities may decline for many reasons, including, among other things: changes in the levels and volatility of global energy prices, energy supply and demand, and capital expenditures on exploration and production of energy sources; exchange rates, interest rates, economic conditions, and tax treatment; terrorism, natural disasters and other catastrophes; and energy conservation efforts, increased competition and technological advances. The energy sector may also be subject to substantial government regulation and contractual fixed pricing.
Futures Contract Risk. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. Unlike equities, which typically entitle the holder to a continuing ownership stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the level of the reference rate. The primary risks associated with the use of futures contracts are: (i) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a
6

futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) BFA's inability to predict correctly the direction of prices and other economic factors; and (v) the possibility that the counterparty will default in the performance of its obligations. When a futures contract is rolled forward—which may be done in order to retain the allocation to a specific position beyond the maturity of the futures contract—the Fund may lose money if the two contracts are trading at different prices as compared to fair value. For example, if the futures contract which the Fund has exposure to is trading at a discount to fair value and the contract being rolled into is trading at a premium to fair value, the Fund will lose money. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. The relevant futures contracts may not be “rolled” on a predefined schedule as they approach expiration; instead BFA may determine to gain exposure to another futures contract (chosen from a list of tradable futures that expire in the next 9 months) in an attempt to generate maximum yield. There can be no guarantee that such a strategy will produce the desired results. In addition, CFTC regulations limit the types of foreign listed futures contracts that U.S. investors, like the Fund, are allowed to invest in. As a result, the Fund may not be able to gain the exposure it seeks through certain non-U.S. futures contracts.
Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments or the lack of an active market for such securities or instruments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. Illiquid investments may be harder to value, especially in changing markets. If the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.
7

Income Risk. The Fund’s income may decline when yields fall because the Fund may hold a significant portion of short duration securities and/or securities that have floating or variable interest rates. The Fund’s income may decline because the Fund invests in lower yielding Fixed-Income Investments, as Fixed-Income Investments in its portfolio mature, are near maturity or are called, or when the Fund needs to purchase additional bonds.
Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus that was first detected in December 2019 has spread globally. The impact of this outbreak has adversely affected the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. The duration of the outbreak and its effects cannot be predicted with certainty. Any market or economic disruption can be expected to result in elevated tracking error and increased premiums or discounts to the Fund’s NAV.
■	General Impact. This outbreak has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, temporary closures of stores, restaurants and other commercial establishments, layoffs, defaults and other significant economic impacts, as well as general concern and uncertainty.
■	Market Volatility. The outbreak has also resulted in extreme volatility, severe losses, and disruptions in markets which can adversely impact the Fund and its investments, including impairing hedging activity to the extent a Fund engages in such activity, as expected correlations between related markets or instruments may no longer apply. In addition, to the extent the Fund invests in short-term instruments that have negative yields, the Fund’s value may be impaired as a result. Certain issuers of equity securities have cancelled or announced the suspension of dividends. The outbreak has, and may continue to, negatively affect the credit ratings of some fixed income securities and their issuers.
■	Market Closures. Certain local markets have been or may be subject to closures, and there can be no assurance that trading will continue in any local markets in which the Fund may invest, when any resumption of trading will occur or, once such markets resume trading, whether they will face further closures. Any suspension of trading in markets in which the Fund invests will have an impact on the Fund and its investments and will impact the Fund’s ability to purchase or sell securities in such markets.
■	Operational Risk. The outbreak could also impair the information technology and other operational systems upon which the Fund’s service providers, including BFA, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform critical tasks relating to the Fund, for example, due to the service providers’ employees performing tasks in alternate locations than under normal operating conditions or the illness of certain employees of the Fund’s service providers.
■	Governmental Interventions. Governmental and quasi-governmental authorities and regulators throughout the world have responded to the outbreak and the resulting
8

economic disruptions with a variety of fiscal and monetary policy changes, including direct capital infusions into companies and other issuers, new monetary policy tools, and lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of such policies, is likely to increase market volatility, which could adversely affect the Fund’s investments.
■	Pre-Existing Conditions. Public health crises caused by the outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally.
Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects.
Interest Rate Risk. As interest rates rise, the value of the fixed-income securities or other instruments held by the Fund is likely to decrease. A measure investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund’s investments to decline significantly, which would adversely affect the value of the Fund. An increase in interest rates may lead to heightened volatility in the fixed-income markets and adversely affect certain fixed-income investments, including those held by the Fund. In addition, decreases in fixed income dealer market-making capacity may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets.
The historically low interest rate environment was created in part by the world’s major central banks keeping their overnight policy interest rates at, near or below zero percent and implementing monetary policy facilities, such as asset purchase programs, to anchor longer-term interest rates below historical levels. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Certain countries have recently experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are set at low levels and the market prices of portfolio securities have increased, the Fund may have a very low, or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. Central banks may increase their short-term policy rates or begin phasing out, or “tapering,” accommodative monetary policy facilities in the future. The timing, coordination, magnitude and effect of such policy changes on various markets is uncertain, and such changes in monetary policy may adversely affect the value of the Fund’s investments.
Issuer Risk. The performance of the Fund depends on the performance of individual securities or assets to which the Fund has exposure as well as the correlation among the assets. The Fund may be adversely affected if an issuer of underlying securities held by the Fund is unable or unwilling to repay principal or interest when due. These
9

securities or assets may perform poorly, causing the value of its securities or assets to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures, credit deterioration of the issuer or other factors. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline. An issuer may also be subject to risks associated with the countries, states and regions in which the issuer resides, invests, sells products, or otherwise conducts operations.
Management Risk. The Fund is subject to management risk because it does not seek to replicate the performance of a specified index. BFA and the portfolio managers will utilize a proprietary investment process, techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. In addition, legislative, regulatory, or tax developments may affect the investment techniques available to BFA in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Market risk arises mainly from uncertainty about future values of financial instruments and volatility in spot prices and may be influenced by price, currency and interest rate movements. It represents the potential loss the Fund may suffer through holding financial instruments in the face of market movements or uncertainty. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. During a general market downturn the prices of securities, commodities, and multiple other asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities, commodities and other instruments.
Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained, and may otherwise be made available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the
10

requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund's shares fluctuates continuously throughout trading hours based on both market supply of and demand for their shares and the underlying value of their portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility, including during periods of significant redemption requests or other unusual market conditions. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem Fund shares if there is a lack of an active market for such shares or its underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
11

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread”; that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread, which varies over time for shares of the Fund based on trading volume and market liquidity, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. In addition, increased market volatility may cause wider spreads. There may also be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Money Market Instruments Risk. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. If a significant amount of the Fund's assets are invested in money market instruments, it will be more difficult for the Fund to achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a money market fund. Money market funds other than government money market funds or retail money market funds “float” their NAV instead of using a stable $1.00 per share price.
Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers or in derivatives with a limited number of counterparties. As a result, the Fund may be more susceptible to the risks associated with these particular issuers or counterparties or to a single economic, political or regulatory occurrence affecting these issuers or counterparties.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, uncertainties of transnational litigation, and potential restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by non-U.S. issuers held by the Fund. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Unfavorable political, economic or governmental developments in non-U.S. countries could affect the payment of a security’s principal and interest. Securities issued by non-U.S. issuers may also be less liquid than, and more difficult to value than, securities of U.S. issuers. In addition, the
12

value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Risk of Investing in Agriculture and Livestock. The agricultural and livestock sectors are subject to government subsidy policies and environmental, health and safety laws and regulations. Specific governmental policies, such as taxes, tariffs, duties, subsidies and import and export restrictions on agricultural commodities, commodity products and livestock, can influence the profitability of investing in agriculture and livestock. Import restrictions and tariffs that have recently been imposed by foreign countries on U.S. agricultural and livestock products are expected to negatively impact the profitability of investing in these products. These industries may also be adversely affected by changes in commercial and consumer demand for their products. A growing competitive landscape and increased availability of such commodities can influence: (i) the planting and raising of certain crops/livestock versus other uses of resources; (ii) the location and size of crop and livestock production; (iii) whether unprocessed or processed commodity products are traded; and (iv) the volume and types of imports and exports. Economic recession or labor difficulties, may also lead to a decrease in demand for the products and services involved in agriculture. As a result, the price of agricultural or livestock commodities could decline, which would affect the performance of the Fund.
The agricultural and livestock sectors also are particularly sensitive to changing weather conditions, such as floods or droughts, natural disasters and other factors, such as disease outbreaks and pollution.
Risk of Investing in Developed Countries. Investment in developed country issuers may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector) as the primary means of economic growth. A prolonged slowdown in one or more services sectors is likely to have a negative impact on economies of certain developed countries, although economies of individual developed countries can be impacted by slowdowns in other sectors. In the past, certain developed countries have been targets of terrorism, and some geographic areas in which the Fund invests have experienced strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the financial markets in these countries or geographic areas and may adversely affect the performance of the issuers to which the Fund has exposure. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and
13

face rising healthcare and retirement expenses. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.
Risk of Investing in Industrial Metals. The price of industrial metals may be adversely affected by unpredictable international economic and political policies, such as currency devaluations or revaluations, economic and social conditions within an individual country, trade imbalances, or trade or currency restrictions between countries. As a result, the price of industrial metals historically has been subject to substantial price fluctuations over short periods of time.
This sector also could be adversely affected by changes in exchange rates and inflation, imposition of import controls, increased competition, and changes in industrial and commercial demand for industrial metals as the principal supplies of metal industries may be concentrated in a small number of countries and regions.
Risk of Investing in Precious Metals. Prices of precious metals and of precious metal-related financial instruments historically have been very volatile. The high volatility of precious metal prices may adversely affect the prices of financial instruments that derive their value from the price of underlying precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metal-related financial instruments include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.
Some precious metals mining operation companies may hedge, to varying degrees, their exposure to falls in precious metals prices by selling forward future production. This may affect prices of precious metals-related financial instruments, which in turn may limit the Fund’s ability to benefit from future increases in the price of precious metals, thereby lowering returns to the Fund.
Additionally, increased environmental or labor costs may depress the value of mining and metal investments.
Risk of Investing in the U.S. A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as on the value of certain securities, including derivatives and Commodity Investments. In addition, a continued rise in the U.S. public debt level or the imposition of U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the Fund has exposure.
The U.S. has developed increasingly strained relations with a number of foreign countries. If relations with certain countries continue to worsen, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord. If this trend were to
14

continue, it may have an adverse impact on the U.S. economy and many of the issuers in which the Fund invests.
Risk of Swap Agreements. Swaps can involve greater risks than direct investment in securities or physical commodities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may be subject to illiquidity risk, and it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses. Certain standardized interest rate and credit default swaps are required to be traded on an exchange or trading platform and centrally cleared. Most other swaps are entered into on a negotiated, bi-lateral basis and traded in the over-the-counter market. Swaps are subject to bi-lateral variation margin. Initial margin requirements are in the process of being phased in, and the Fund may be subject to such requirements as early as September 2020. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free. Swaps entered into by the Fund through its Subsidiary are not expected to be centrally cleared and thus will expose the Fund to counter-party default risk and illiquidity risk, as liquidity depends on the willingness of counterparties to enter into, and the ability of counterparties to hedge the risks of, such contracts.
Small Fund Risk. When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. If the Fund were to be required to delist from the listing exchange, the value of the Fund may rapidly decline and performance may be negatively impacted. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Subsidiary Risk. In compliance with Subchapter M of the Internal Revenue Code, the Fund may invest up to 25% of its total assets in the Subsidiary, as determined at the end of each of the Fund’s fiscal quarters. By investing in a Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The swaps and Commodity Investments that may be held by the Subsidiary are subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in the Prospectus, is not subject to the investor protections of the 1940 Act. The Trust’s Board of Trustees (the “Board”) has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Subsidiary’s financial statements will be consolidated with the Fund’s financial statements that are included in the Fund’s Annual and Semi-Annual Reports to shareholders.
Tax Risk. The Fund invests in commodity-linked derivatives indirectly through the Subsidiary because income from these investments, if made directly, might not be treated as “qualifying income” for purposes of the Fund qualifying as a RIC for U.S. federal income tax purposes. Based on final regulations issued by the IRS on which taxpayers may rely for taxable years beginning after September 28, 2016, the Fund
15

expects its income with respect to the Subsidiary to be qualifying income. In the future, if the IRS issues new regulations or other guidance, or Congress enacts legislation, limiting the circumstances in which the Fund’s income with respect to the Subsidiary will be considered “qualifying income,” the Fund might be required to make changes to its operations, which could reduce the Fund’s ability to gain investment exposure to commodities. Fund shareholders could also experience adverse tax consequences in such circumstances. Moreover, changes in the laws of the U.S. and/or the Cayman Islands could result in the inability of the Fund and/or Subsidiary to operate as described in the Prospectus and in the SAI, and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains taxes, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely experience decreased investment returns.
Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund's valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. Because non-U.S. exchanges may be open on days when the Fund does not price its shares, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators that are now in effect require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to the Fund.
European Economic Risk. The Economic and Monetary Union (the “eurozone”) of the European Union (the “EU”) requires compliance by member states that are members of
16

the eurozone with restrictions on inflation rates, deficits, interest rates and debt levels, as well as fiscal and monetary controls, each of which may significantly affect every country in Europe, including those countries that are not members of the eurozone. Changes in imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of eurozone countries), the default or threat of default by an EU member state on its sovereign debt and/or an economic recession in an EU member state may have a significant adverse effect on the economies of other EU member states and their trading partners. The European financial markets have historically experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including, but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries.
Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The United Kingdom (the “U.K.”) will leave the European Union (“Brexit”) on January 31, 2020, subject to a transitional period ending December 31, 2020. During the transitional period, although the U.K. will no longer be a member state of the EU, it will remain subject to EU law and regulations as if it were still a member state. The U.K. and the EU are to negotiate the terms of their future trading relationship during the transitional period. Accordingly, the terms of such trading relationship remain uncertain. The outcome of such negotiations may give rise to significant uncertainties and instability in the financial markets as the U.K. negotiates the terms of its future relationship with the EU. The Fund will face risks associated with the potential uncertainty and consequences leading up to and that may follow Brexit, including with respect to volatility in exchange rates and interest rates. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit has also led to legal uncertainty and could lead to politically divergent national laws and regulations as a new relationship between the U.K. and EU is defined and the U.K. determines which EU laws to replace or replicate. Any of these effects of Brexit could adversely affect any of the companies to which the Fund has exposure and any other assets in which the Fund invests. The political, economic and legal consequences of Brexit are not yet known. In the short term, financial markets may experience heightened volatility, particularly those in the U.K. and Europe, but possibly worldwide. The U.K. and Europe may be less stable than they have been in recent years, and investments in the U.K. and the EU may be difficult to value, or subject to greater or more frequent rises and falls in value. In the longer term, there is likely to be a period of significant political, regulatory and commercial uncertainty as the U.K. seeks to negotiate the terms of its future trading relationships.
17

Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, as well as governmental or other responses to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments of EU countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe could also impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of the Fund's investments.
North American Economic Risk. A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire North American region and on some or all of the North American countries in which the Fund invests.
The U.S. is Canada's and Mexico's largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the U.S. and Mexico, total merchandise trade among the three countries has increased. However, political developments in the U.S., including renegotiation of NAFTA and imposition of tariffs by the U.S., may have implications for the trade arrangements among the U.S., Mexico and Canada, which could negatively affect the value of securities held by the Fund. Policy and legislative changes in one country may have a significant effect on North American markets generally, as well as on the value of certain securities held by the Fund.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. The capacity of the Fund to make investments in certain securities, and derivatives such as options, swaps, and futures, may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings including derivatives such as options, swaps and futures.
For example, in certain circumstances where the Fund invests in securities issued by companies that operate in certain regulated industries or in certain emerging or international markets, is subject to corporate or regulatory ownership restrictions, or invests in certain futures or other derivative transactions, there may be limits on the aggregate and/or fund-level amount invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
18

Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities and other assets is available in the Fund's SAI. The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to portfolio securities and other assets. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities, commodities or other financial instruments and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust). For the avoidance of doubt, extraordinary expenses do not include expenses related to the organization of any subsidiary for the Fund or the ongoing corporate expenses of maintaining such subsidiary.
For its investment advisory services to the Fund, BFA is paid a management fee from the Fund based on a percentage of the Fund's average daily net assets, at the annual rate of 0.28%. BFA also serves as investment adviser to the Subsidiary. No fee will be paid to BFA for the advisory services that it provides to the Subsidiary. BFA has contractually agreed to waive a portion of its management fees in an amount equal to the Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA, or its affiliates, through February 28, 2025. The contractual waiver may be terminated prior to February 28, 2025 only upon written agreement of the Trust and BFA. In addition, BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of December 31, 2019, BFA and its affiliates provided investment advisory services for assets in excess of $7.43 trillion. BFA and their affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect
19

the price of such securities. BFA is considered a “commodity pool operator” with respect to the Fund under the CEA and is therefore subject to regulation by the SEC and the CFTC with respect to the Fund.
A discussion regarding the basis for the approval by the Board of the Investment Advisory Agreement with BFA is available in the Fund's Annual Report for the period ended October 31.
From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.
Portfolio Managers. Alan Mason, Richard Mejzak, Greg Savage and Amy Whitelaw are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, developing and implementing the Fund’s investment process and investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities. The following information provides additional information about each portfolio manager and member of the iShares Global Investment Research Team.
Alan Mason has been employed by BFA or its affiliates as a portfolio manager since 1991. Mr. Mason has been a Portfolio Manager of the Fund since 2018.
Richard Mejzak has been with BlackRock since 1990, including his years with Merrill Lynch Investment Managers, which was acquired by BlackRock in 2006. Mr. Mejzak became a portfolio manager for BFA in 2012. Mr. Mejzak has been a Portfolio Manager of the Fund since 2018.
Greg Savage has been employed by BFA or its affiliates as a senior portfolio manager since 2006. Prior to that, Mr. Savage was a portfolio manager from 2001 to 2006 for Barclays Global Fund Advisors (“BGFA”). Mr. Savage has been a Portfolio Manager of the Fund since 2018.
Amy Whitelaw has been with BlackRock since 1999, including her years with BGI, which merged with BlackRock in 2009. Ms. Whitelaw has been employed by BFA or its affiliates as a portfolio manager since 2009 and has been a Portfolio Manager of the Fund since 2019.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
20

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), The PNC Financial Services Group, Inc. (which, through a subsidiary, has a significant economic interest in BlackRock) and its subsidiaries (each with The PNC Financial Services Group, Inc., an “Entity” and collectively, the “Entities”), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA, its Affiliates and the Entities provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA, its Affiliates and the Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates or Entities act, or may act, as an investor, investment banker, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, market maker, trader, prime broker, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which an Affiliate or an Entity performs or seeks to perform investment banking or other services. Specifically, the Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate or an Entity has developed or is trying to develop investment banking relationships or in which an Affiliate or an Entity has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate or an Entity provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate or an Entity provides or may in the future provide research coverage. An Affiliate or an Entity may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund's portfolio investment transactions. BFA or one or more Affiliates or Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act). The trading activities of BFA and these Affiliates or Entities are carried out
21

without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate or an Entity having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or an Entity or its or their directors, officers or employees or other clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA, its Affiliates or Entities may adversely impact the Fund. Transactions by one or more clients or by BFA, its Affiliates or Entities or their directors, officers or employees, may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to BFA, one or more Affiliates or Entities and/or their internal policies designed to comply with such restrictions.
The activities of BFA, its Affiliates and Entities and their respective directors, officers or employees, may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “CMDY.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other
22

charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities or other assets held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities or other assets.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities and other assets after the close of the primary markets for the Fund’s portfolio securities or assets and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca, Inc. (“NYSE Arca”).
Section 12(d)(1) of the 1940 Act restricts investments by investment companies, including foreign investment companies, in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to
23

receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities or assets held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (i) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers (as detailed below) and (ii) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board.
Equity investments and other instruments for which market quotations are readily available, as well as investments in an underlying fund, if any, are valued at market value, which is generally determined using the last reported official closing price or, if a reported closing price is not available, the last traded price on the exchange or market on which the security is primarily traded at the time of valuation.
The Fund invests in non-U.S. securities. Foreign currency exchange rates with respect to the portfolio securities denominated in non-U.S. currencies are generally determined as of 4:00 p.m., London time. Non-U.S. securities held by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s NAV may change on days when Authorized Participants will not be able to purchase or redeem Fund shares.
Generally, trading in U.S. Treasury futures, non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities and other assets used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading
24

or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the closing market price of one or more assets or liabilities held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in the local markets or in related or highly correlated assets (e.g., American Depositary Receipts, Global Depositary Receipts or substantially identical ETFs) on a trading day after the close of non-U.S. securities markets may be fair valued.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a RIC or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general
25

information, based on current law. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. However, given the Fund's investment objective and strategies, the Fund generally does not expect its distributions to be treated as qualified dividend income. Long-term capital gains and qualified dividend income are generally eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. Because the Fund may have a higher portfolio turnover than funds that seek to replicate the performance of an index, the Fund may, in comparison to such other funds, realize and distribute a higher amount of taxable realized capital gain. In addition, a 3.8% U.S. federal Medicare contribution tax is imposed on “net investment income,” including, but not limited to, interest, dividends, and net gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly) and of estates and trusts.
In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Dividends, interest and capital gains earned by the Fund with respect to securities issued by non-U.S. issuers may give rise to withholding, capital gains and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of non-U.S. stocks or securities (generally, for this purpose, depositary receipts, no matter where traded, of non-U.S. companies are treated as “non-U.S.”), generally the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you
26

would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
For purposes of foreign tax credits for U.S. shareholders of the Fund, foreign capital gains taxes may not produce associated foreign source income, limiting the availability of such credits for U.S. persons.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership unless certain exceptions apply.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
27

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's distributor, BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund may accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to
28

creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
29

Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 1 University Square Drive, Princeton, NJ 08540.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
30

Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)
	iShares Bloomberg Roll Select Commodity Strategy ETF
	Year Ended 10/31/19	Period From 04/03/18(a) to 10/31/18
Net asset value, beginning of period	$ 47.77	$ 50.00
Net investment income(b)	1.05	0.58
Net realized and unrealized loss(c)	(3.05)	(2.81)
Net decrease from investment operations	(2.00)	(2.23)
Distributions (d)
From net investment income	(0.76)	—
Total distributions	(0.76)	—
Net asset value, end of period	$ 45.01	$ 47.77
Total Return
Based on net asset value	(4.19)%	(4.46)% (e)
Ratios to Average Net Assets
Total expenses	0.28%	0.28% (f)
Total expenses after fees waived	0.19%	0.10% (f)
Net investment income	2.30%	2.01% (f)
Supplemental Data
Net assets, end of period (000)	$27,004	$40,607
Portfolio turnover rate(g)	0%	0% (e)
(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Not annualized.
(f) Annualized.
(g) Portfolio turnover rate excludes in-kind transactions.
31

Disclaimers
Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to achieve its investment objective. NYSE Arca is not responsible for, nor has it participated in, the determination of the Fund's investments, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
32

Want to know more?
iShares.com     |    1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2020 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK® are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-22649
IS-P-CMDY-0820

February 28, 2020
(as revised August 17, 2020)

2020 Prospectus
iShares U.S. ETF Trust
•	iShares Commodities Select Strategy ETF | COMT | NASDAQ

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.
You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.
The SEC and Commodity Futures Trading Commission (“CFTC”) have not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.
i

[THIS PAGE INTENTIONALLY LEFT BLANK]

iSHARES® COMMODITIES SELECT STRATEGY ETF
Ticker: COMT	Stock Exchange: NASDAQ
Investment Objective
The iShares Commodities Select Strategy ETF (the “Fund”) seeks total return by providing investors with broad commodity exposure.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares U.S. ETF Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities, commodities or other financial instruments and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses and are not included in the calculation of the ratio of expenses to average net assets shown in the Consolidated Financial Highlights section of this prospectus (the “Prospectus”). The Fund may incur “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses reflect the Fund's pro rata share of the fees and expenses incurred by investing in other investment companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Prospectus. BFA, the investment adviser to the Fund, has contractually agreed to waive a portion of its management fees in an amount equal to the Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other registered investment companies advised by BFA, or its affiliates, through February 29, 2024. The contractual waiver may be terminated prior to February 29, 2024 only upon written agreement of the Trust and BFA.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses[1]	Total Annual Fund Operating Expenses	Fee Waiver[1]	Total Annual Fund Operating Expenses After Fee Waiver
0.48%	None	None	0.00%	0.48%	(0.00)%	0.48%

[1]	For the most recently completed fiscal year, the amount rounded to 0.00%.
S-1

Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$49	$154	$269	$604
Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it, directly or through a subsidiary, buys and sells securities or other assets (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 32% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing in a combination of exchange-traded commodity futures contracts, exchange-traded options on commodity-related futures contracts and exchange-cleared commodity-related swaps (together, “Commodity-Linked Investments”), thereby obtaining exposure to the commodities markets. The Fund is an actively managed exchange-traded fund (“ETF”) that does not seek to replicate the performance of a specified index.
Commodity-Linked Investments include,
but are not limited to, futures contracts in the S&P GSCI Dynamic Roll (USD) TR (the “S&P Benchmark”), such as aluminum, Brent crude oil, cocoa, coffee, copper, corn, cotton, gas oil, feeder cattle, gold, heating oil, lean hogs, lead, live cattle, natural gas, nickel, silver, soybeans, sugar, unleaded gasoline, wheat, West Texas Intermediate crude oil and zinc. Commodity-Linked Investments may also include exchange-cleared swaps on commodities and exchange-traded options on futures that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Investing in Commodity-Linked Investments may have a leveraging effect on the Fund.
In seeking total return, the Fund also seeks to generate interest income and capital appreciation on the cash balances arising from its investment in Commodity-Linked Investments through a cash management strategy consisting primarily of investments in short-term, investment-grade fixed-income securities that include U.S. government and agency securities, treasury inflation-protected securities, sovereign debt obligations of non-U.S. countries, and repurchase agreements, money market instruments and cash and other

S-2

cash equivalents (collectively, “Fixed-Income Investments”). The Fund uses Fixed-Income Investments as investments and to provide sufficient assets to account for (or “cover”) mark-to-market changes and to collateralize the Subsidiary's (as defined below) Commodity-Linked Investments exposure on a day-to-day basis.
Although the Fund generally holds, among other investments, the same futures contracts as the S&P Benchmark, the Fund is not obligated to invest in such futures contracts and does not seek to track the performance of the S&P Benchmark.
The Fund will seek to gain exposure to Commodity-Linked Investments by investing through a wholly-owned subsidiary organized in the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by BFA and has the same investment objective as the Fund. Unlike the Fund, the Subsidiary is not an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Subsidiary will invest solely in Commodity-Linked Investments and cash.
In compliance with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), the Fund may invest up to 25% of its total assets in the Subsidiary. The Fund’s Commodity-Linked Investments held in the Subsidiary are intended to provide the Fund with exposure to commodity markets within the limits of current U.S. federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in Commodity-Linked Investments.
The remainder of the Fund’s assets will be invested directly by the Fund, primarily in Fixed-Income Investments.
The Fund or the Subsidiary may from time to time invest in other ETFs, exchange-traded notes or commodity-linked notes.
The Commodity Futures Trading Commission (“CFTC”) has adopted certain requirements that subject registered investment companies and their advisers to regulation by the CFTC if a registered investment company invests more than a prescribed level of its net asset value (“NAV”) in CFTC-regulated futures, options and swaps, or if a registered investment company markets itself as providing investment exposure to such instruments. Due to the Fund's potential use of CFTC-regulated futures, options and swaps above the prescribed levels, it is considered a “commodity pool” under the Commodity Exchange Act (“CEA”).
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in (i) equity securities issued by commodity-related companies, derivatives with exposure to commodity-related companies or investments in securities and derivatives linked to the underlying price movement of commodities, including but not limited to commodity-linked derivatives such as commodity-linked notes, commodity futures, forward contracts and swaps and other similar derivative instruments and investment vehicles that invest in commodities, or commodity-linked derivatives, and (ii) the industry or group of industries that constitutes the energy sector. For purposes of this limitation, securities of the U.S. government (including its agencies and
S-3

instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below (either directly or through its investments in the Subsidiary), any of which may adversely affect the Fund's NAV per share, trading price, yield, total return and ability to meet its investment objective. Unlike many ETFs, the Fund is actively managed and is not an index-based ETF. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Class Risk. Securities and other assets in the Fund's portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes (including the futures market).
Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in the Creations and Redemptions section of this prospectus (the “Prospectus”)) may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.
Cash Management Risk. If a significant amount of the Fund’s assets are invested in cash and cash equivalents, the Fund may underperform other funds that do not similarly invest in cash and cash equivalents for investment purposes and/or to collateralize derivative instruments.
Commodity-Linked Derivatives Risk. The value of a commodity-linked derivative instrument typically is based upon the price movements of the underlying commodity or an economic variable linked to such price movements. The prices of commodity-linked investments may fluctuate quickly and dramatically as a result of changes affecting a particular commodity and may not correlate to price movements in other asset classes, such as stocks, bonds and cash. Commodity-linked derivatives are subject to the risk that the counterparty to the transaction, the exchange or trading facility on which they trade or the applicable clearing house may default or otherwise fail to perform. In addition, each exchange or trading facility on which the derivatives are traded has the right to suspend or limit trading in all futures or other instruments that it lists. The Fund’s use
S-4

of commodity-linked derivatives may also have a leveraging effect on the Fund’s portfolio because of the leverage inherent in the use of derivatives. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had. The Fund is required to post margin in respect to its holdings in derivatives. Each of these factors and events could have a significant negative impact on the Fund.
Commodity Regulatory Risk. The Fund and the Subsidiary are deemed commodity pools and BFA is considered a “commodity pool operator” with respect to the Fund and the Subsidiary under the CEA. BFA is therefore subject to regulation by the SEC and the CFTC. BFA is also subject to regulation by National Futures Association (“NFA”). The regulatory requirements governing the use of commodity futures, options on commodity futures, certain swaps or certain other investments could change at any time.
Commodity Risk. The Fund invests in instruments that are susceptible to fluctuations in certain commodity markets and to price changes due to trade relations, including the imposition of tariffs by the U.S. and other importing countries. Any negative changes in commodity markets that may be due to changes in supply and demand for commodities, market events, regulatory developments or other factors that the Fund cannot control could have an adverse impact on Commodity-Linked Investments in which the Fund invests.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Counterparty Risk. Certain commodity-linked derivative instruments, uncleared swaps and other forms of financial instruments that involve counterparties subject the Fund to the risk that the counterparty could default on its obligations under the agreement, either through the counterparty’s bankruptcy or failure to perform its obligations. In the event of a counterparty default, the Fund could experience lengthy delays in recovering some or all of its assets or obtain no recovery at all and, if the counterparty is subject to specified types of resolution proceedings, the Fund may be subject to stays that limit its ability to close out positions and limit risk. The Fund’s investments in the futures markets also introduce the risk that its futures commission merchant (“FCM”) could default on an obligation set forth in an agreement between the Fund and the FCM, including the FCM’s obligation to return margin posted in connection with the Fund’s futures contracts.
Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer's or counterparty's financial condition and on the terms of an obligation.
S-5

Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, the Fund's adviser, distributor, and other service providers (including the benchmark provider), market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.
Derivatives Risk. The Fund’s use of derivatives may reduce the Fund’s returns or increase volatility. Volatility is defined as the characteristic of a security, a currency, an index or a market to fluctuate significantly in price within a short time period. Derivatives may also be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the value of the underlying asset, the performance of the asset class to which the Fund seeks exposure or the performance of the overall markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, or movements between the time of periodic reallocations of Fund assets, which losses are potentially unlimited. Certain derivatives may give rise to a form of leverage and may expose the Fund to greater risk and increase its costs. The impact of U.S. and global regulation of derivatives may make derivatives more costly, may limit the availability of derivatives, may delay or restrict the exercise by the Fund of termination rights or remedies upon a counterparty default under derivatives held by the Fund (which could result in losses), or may otherwise adversely affect the value or performance of derivatives.
Energy Sector Risk. The performance of energy-related commodities is generally cyclical and highly dependent on energy prices. The market value of energy-related commodities may decline for many reasons, including, among others, changes in energy prices, energy supply and demand, global political changes, terrorism, natural disasters and other catastrophes; government regulations, taxation policies and energy conservation efforts.
Futures Contract Risk. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. Unlike equities, which typically entitle the holder to a continuing ownership stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the level of the reference
S-6

rate. The primary risks associated with the use of futures contracts, or swaps or other derivatives referencing futures contracts, are: (i) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) BFA’s inability to predict correctly the direction of prices and other economic factors; and (v) the possibility that the counterparty will default in the performance of its obligations. To the extent that the Fund is exposed to rolling futures contracts, it may be subject to additional risk. In addition, CFTC regulations limit the types of foreign listed futures contracts that U.S. investors, like the Fund, are allowed to invest in. As a result, the Fund may not be able to gain the exposure it seeks through certain non-U.S. futures contracts.
Geographic Risk. A natural disaster could occur in a geographic region in which the Fund invests, which could adversely affect the economy or the business operations of companies in the specific geographic region, causing an adverse impact on the Fund's investments in, or which are exposed to, the affected region.
Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.
Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic impacts. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. These events will have an impact on the Fund and its investments and could impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s NAV. Other infectious illness outbreaks in the future may result in similar impacts.
Interest Rate Risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to
S-7

the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very low, or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. An increase in interest rates will generally cause the value of securities held by the Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments, including those held by the Fund. The historically low interest rate environment heightens the risks associated with rising interest rates.
Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure as well as the correlation among the assets.The Fund may be adversely affected if an issuer of underlying securities held by the Fund is unable or unwilling to repay principal or interest when due. Changes in the financial condition or credit rating of an issuer of those securities or of securities referenced by swaps or other derivatives or the seller or counterparty with respect to derivatives or other assets may cause the value of the securities, derivatives, to decline.
Management Risk. The Fund is subject to management risk, which is the risk that the investment process, techniques and risk analyses applied by BFA and BlackRock International Limited (“BIL”), the Fund's sub-adviser, will not produce the desired results, and that securities or assets selected by BFA and BIL may underperform the market or any relevant benchmark. In addition, legislative, regulatory, or tax developments may affect the investment techniques available to BFA and BIL in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Unlike some ETFs that track specific indexes, the Fund does not seek to replicate the performance of a specified index. Index-based ETFs have generally traded at prices that closely correspond to NAV. However, ETFs that do not seek to replicate the performance of a specified index have a limited trading history and, therefore, there can be no assurance as to whether, and/or the extent to which, the Fund's shares will trade at premiums or discounts to NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Metals and Mining Industry Risk. The Fund will have exposure to various
S-8

metals. Investments in metals may be speculative and subject to greater price volatility than investments in other types of assets. The price of metals is related to, among other things, worldwide metal prices and extraction and production costs. Worldwide metal prices may fluctuate substantially over short periods of time, and as a result, the Fund’s share price may be more volatile than other types of investments.
Money Market Instruments Risk. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. If a significant amount of the Fund's assets are invested in money market instruments, it will be more difficult for the Fund to achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money by investing in a money market fund. Money market funds other than government money market funds or retail money market funds “float” their NAV instead of using a stable $1.00 per share price.
National Closed Market Trading Risk. To the extent that the underlying securities and/or other assets held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other ETFs.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Reliance on Trading Partners Risk. The Fund invests in countries or regions whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund's investments. Through its holdings of securities of certain issuers, the Fund is specifically exposed to North American Economic Risk.
Risk of Investing in Agriculture and Livestock. Investments in the agricultural and livestock sectors may be volatile and change unpredictably as a result of many factors, such as legislative or regulatory developments relating to food safety, the imposition of tariffs or other trade restraints, and the supply and demand of each commodity. Increased competition and changes in consumer tastes and spending can also influence the demand for agricultural and livestock products, affecting the price of such commodities and the performance of the Fund.
Risk of Investing in Developed Countries. The Fund’s investment in developed country issuers may subject the Fund to regulatory, political, currency, security, economic and other
S-9

risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be adversely impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.
Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Risk of Swap Agreements. A swap is a two-party contract that generally obligates each counterparty to exchange periodic payments based on a pre-determined underlying investment or notional amount and to exchange collateral to secure the obligations of each counterparty. Swaps may be leveraged and are subject to counterparty risk, credit risk and pricing risk. Swaps may be subject to illiquidity risk, and it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses. Certain standardized interest rate and credit default swaps are required to be traded on an exchange or trading platform and centrally cleared. Most other swaps are entered into a negotiated, bi-lateral basis and traded in the over-the-counter market. Swaps are subject to bi-lateral variation margin. Initial margin requirements are in the process of being phased in, and the Fund may be subject to such requirements as early as September 2020.
Subsidiary Risk. In compliance with Subchapter M of the Internal Revenue Code, the Fund may invest up to 25% of its total assets in the Subsidiary. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the U.S. and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Prospectus and the Statement of Additional Information (“SAI”), and could adversely affect the Fund.
Tax Risk. The Fund invests in commodity-linked derivatives indirectly through the Subsidiary because income from these investments, if made directly, might not be treated as “qualifying income” for purposes of the Fund qualifying as a regulated investment company (“RIC”) for U.S. federal income tax purposes. Based on final regulations issued by the U.S. Internal Revenue Service (“IRS”) on which taxpayers may rely for taxable years beginning after September 28, 2016, the Fund expects its income with respect to the Subsidiary to be qualifying income. In the future, if the IRS issues new regulations or other guidance, or Congress enacts legislation, limiting the circumstances in which the Fund’s income with respect to
S-10

the Subsidiary will be considered “qualifying income,” the Fund might be required to make changes to its operations, which could reduce the Fund’s ability to gain investment exposure to commodities. Fund shareholders could also experience adverse tax consequences in such circumstances.
Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund's valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons.
In addition, the value of the securities or other assets in the Fund's portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund's shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
S-11

Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. The Fund's returns prior to January 31, 2020 as reflected in the bar chart and the table are the returns of the Fund when it followed different investment strategies. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section of the Prospectus. If BFA had not waived certain Fund fees during certain periods, the Fund's returns would have been lower.
Year by Year Returns (Years Ended December 31)
The best calendar quarter return during the periods shown above was 13.13% in the 2nd quarter of 2016; the worst was -18.08% in the 3rd quarter of 2015.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
S-12

Average Annual Total Returns
(for the periods ended December 31, 2019)
	One Year	Five Years	Since Fund Inception
(Inception Date: 10/15/2014)
Return Before Taxes	10.70%	-0.51%	-3.98%
Return After Taxes on Distributions[1]	9.82%	-1.98%	-5.38%
Return After Taxes on Distributions and Sale of Fund Shares[1]	6.61%	-0.95%	-3.48%
S&P GSCI Dynamic Roll (USD) TR2 (Index returns do not reflect deductions for fees, expenses, or taxes)	11.45%	-2.43%	-6.17%
S&P GSCI™ Dynamic Roll Reduced Energy 70/30 Futures/Equity Blend (USD) TR3 (Index returns do not reflect deductions for fees, expenses, or taxes)	11.02%	N/A	N/A
S&P GSCI™ (USD) TR4 (Index returns do not reflect deductions for fees, expenses, or taxes)	17.63%	-4.32%	-8.66%

[1]	After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
[2]	The S&P GSCI Dynamic Roll (USD) TR is an unmanaged, production-weighted index that measures the performance of general commodity price movements and employs a flexible futures rolling strategy designed to alleviate the negative impact of contango and reduce trading costs.
[3]	Effective January 31, 2020 the S&P GSCITM Dynamic Roll Reduced Energy 70/30 Futures/Equity Blend (USD) TR is no longer the Fund's reference benchmark.
[4]	The S&P GSCITM (USD) TR, the Fund's performance benchmark, is an unmanaged index that measures the performance of general commodity price movements and inflation in the world economy. Effective January 31, 2020 the Fund compares its performance to the S&P GSCI Dynamic Roll (USD) TR, which BFA believes reflects the current investment strategies of the Fund.
S-13

Management
Investment Adviser and Sub-Adviser. The Fund's investment adviser is BFA. The Fund's investment sub-adviser is BIL.
Portfolio Managers. Alan Mason, Richard Mejzak, Tim Parsons, Greg Savage and Amy Whitelaw (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Savage has been a Portfolio Manager of the Fund since 2014. Mr. Mason and Mr. Mejzak have been Portfolio Managers of the Fund since 2016. Mr. Parsons has been a Portfolio Manager of the Fund since 2019. Ms. Whitelaw has been a Portfolio Manager of the Fund since 2018.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
S-14

More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified index. Accordingly, the management team has discretion on a daily basis to manage the Fund's portfolio in accordance with the Fund's investment objective.
ETFs are funds that trade like other publicly-traded securities. Similar to shares of a mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.
Additional Information on Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing in a combination of Commodity-Linked Investments, thereby obtaining exposure to the commodities markets. The Fund also seeks to generate interest income and capital appreciation on the cash balances arising from its investment in Commodity-Linked Investments through a cash management strategy consisting of investments in Fixed-Income Investments.
Investment Process. BFA uses its discretion to determine the percentage of the Fund’s assets allocated among Commodity-Linked Investments of the Fund’s portfolio. BIL will manage the portion of the Fund's assets allocated to the Subsidiary. Generally, BFA will take various factors into account on a periodic basis in allocating the assets of the Fund among Commodity-Linked Investments, including, but not limited to, the performance of index benchmarks for the Commodity-Linked Investments, relative price differentials for a range of commodity futures for current delivery as compared to similar commodity futures for future delivery, and other market conditions.
The weightings of the Fund's portfolio will be reviewed and updated at least annually. In certain situations or market conditions, the Fund may temporarily depart from its normal investment process, provided that the alternative, in the opinion of BFA, is consistent with the Fund’s investment objective and is in the best interest of the Fund. For example, the Fund may hold a higher than normal proportion of its assets in cash in response to adverse market, economic or political conditions.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the FDIC or any other government agency, BFA or any of its affiliates.
1

A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below (either directly or through its investments in the Subsidiary), any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Class Risk. The securities and other assets in the Fund’s portfolio may underperform in comparison to other securities, assets or indexes that track other issuers, countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors (including the futures market). Various types of securities or assets may experience cycles of outperformance and underperformance in comparison to the general financial markets depending upon a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened because ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that are less widely traded often involve greater settlement and operational issues and capital costs for Authorized Participants, which may limit the availability of Authorized Participants.
Cash Management Risk. To the extent the Fund holds cash, the Fund will earn reduced income (if any) on the cash and will be subject to the credit risk of the depository institution holding the cash and any fees imposed on large cash balances. If a significant amount of the Fund’s assets are invested in cash and cash equivalents, the Fund may underperform other funds that do not similarly invest in cash and cash equivalents for investment purposes and/or to collateralize derivative instruments.
Commodity-Linked Derivatives Risk. The value of a commodity-linked derivative instrument typically is based upon the price movements of the underlying commodity or an economic variable linked to such price movements. Therefore, the value of commodity-linked derivative instruments may be affected by changes in overall economic conditions, interest rates, or factors affecting a particular commodity or industry, such as production, disease, climate conditions, supply or demand, politics, geopolitics, changes in international balance of payments and trade, currency
2

devaluations and revaluations, market liquidity, and economic, political and regulatory developments. The prices of commodity-related investments may fluctuate quickly and dramatically as a result of changes affecting a particular commodity and may or may not correlate to price movements in other asset classes, such as stocks, bonds and cash. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments because of the leverage inherent in the use of derivatives. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop. Commodity-linked derivatives also may be subject to credit and interest rate risks that in general affect the values of fixed-income securities. Therefore, at maturity, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments that are more or less than the stated coupon interest payments. Commodity derivatives are subject to the risk that the counterparty to the transaction, the exchange or trading facility on which they trade or the applicable clearing house may default or otherwise fail to perform. In addition, each exchange or trading facility on which derivatives are traded has the right to suspend or limit trading in all futures or other instruments that it lists. The Fund’s use of commodity-linked derivatives can result in large amounts of financial leverage. Although the Fund will not borrow money in order to increase the amount of its trading, the low margin deposits normally required in futures trading permit a high degree of leverage on the investment itself. Accordingly, a relatively small price movement in a futures contract may result in immediate and substantial losses to the Fund. Like other leveraged investments, any trade may result in losses in excess of the amount invested. Each of these factors and events could have a significant negative impact on the Fund.
Commodity Regulatory Risk. The Fund and the Subsidiary are deemed “commodity pools” and BFA is considered a “commodity pool operator” with respect to the Fund under the CEA. BFA is therefore subject to regulation by the SEC and the CFTC. BFA is also subject to regulation by NFA. The regulatory requirements governing the use of commodity futures, or options on commodity futures, certain swaps or certain other investments could change at any time.
The CFTC and the U.S. commodities exchanges impose limits referred to as “speculative position limits” on the maximum net long or net short speculative positions that any person may hold or control in any particular futures, options contracts or swaps traded on U.S. commodities exchanges. The CFTC has proposed a new set of speculative position limit rules which are not yet finalized (or effective). If the CFTC successfully implements these position limits, the size or duration of positions available to the Fund may be severely limited.
Commodity Risk. The Fund’s portfolio may be adversely affected by changes or trends in commodity prices. Commodity prices may be influenced or characterized by unpredictable factors, including, where applicable, high volatility, changes in supply and demand relationships, weather, agriculture, trade, pestilence, political instability, changes in interest rates and monetary and other governmental policies, action and inaction, including price changes due to trade relations, including the imposition of tariffs by the U.S. and other importing countries. Assets held by the Fund that are dependent on a single commodity, or are concentrated in a single commodity sector,
3

may typically exhibit even higher volatility attributable to commodity prices.
The commodity markets are subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions. U.S. futures exchanges and some foreign exchanges limit the amount of fluctuation in futures contract prices that may occur in a single business day (generally referred to as “daily price fluctuation limits”). The maximum or minimum price of a contract as a result of these limits is referred to as a “limit price.” If the limit price has been reached in a particular contract, no trades may be made beyond the limit price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, representing a particular country, group of countries, region, market, industry, group of industries, sector or asset class. The Fund may be more adversely affected by the underperformance of those securities and/or other assets, may experience increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those securities and/or other assets than a fund that does not concentrate its investments.
Counterparty Risk. Certain commodity-linked derivative instruments, uncleared swaps and other forms of financial instruments that involve counterparties subject the Fund to the risk that the counterparty could default on its obligations under the agreement, either through the counterparty’s bankruptcy or failure to perform its obligations. In the event of a counterparty default, the Fund could experience lengthy delays in recovering some or all of its assets or obtain no recovery at all and, if the counterparty is subject to specified types of resolution proceedings, the Fund may be subject to stays that limit its ability to close out positions and limit risk. The Fund may deposit funds required to margin open positions in the derivative instruments subject to the CEA with a clearing broker, registered as an FCM, an entity that solicits or accepts orders to buy or sell commodity futures, options, swaps or forward contracts and accepts money or other assets from customers to support such orders. The FCM could default on an obligation set forth in an agreement between the Fund and the FCM, including the FCM’s obligation to return margin posted in connection with the Fund’s futures contracts. If a counterparty defaults on its payment obligations, the Fund may lose money and the value of an investment in Fund shares may decrease. In addition, the Fund may engage in such investment transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk.
Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt instrument or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments when due or otherwise honor its obligations. There are varying degrees of credit risk, depending on an issuer’s or counterparty’s financial condition and on the terms of an obligation, which may be reflected in the issuer’s or counterparty’s credit
4

rating. There is the chance that the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), or that the market’s perception of an issuer’s creditworthiness may worsen, potentially reducing the Fund’s income level or share price.
Cybersecurity Risk. With the increased use of technologies such as the internet to conduct business, the Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Recently, geopolitical tensions may have increased the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity failures by or breaches of the systems of the Fund’s adviser, distributor and other service providers (including, but not limited to, index and benchmark providers, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyberattacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful or that cyberattacks will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or Authorized Participants. The Fund and its shareholders could be negatively impacted as a result.
5

Derivatives Risk. The Fund’s use of derivatives may reduce the Fund’s returns or increase volatility. Volatility is defined as the characteristic of a security, a currency, an index or a market to fluctuate significantly in price within a short time period. Derivatives may also be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the value of the underlying asset, the performance of the asset class to which the Fund seeks exposure or the performance of the overall markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, or movements between the time of periodic reallocations of Fund assets, which losses are potentially unlimited. Certain derivatives may give rise to a form of leverage and may expose the Fund to greater risk and increase its costs. The impact of U.S. and global regulation of derivatives may make derivatives more costly, may limit the availability of derivatives, may delay or restrict the exercise by the Fund of termination rights or remedies upon a counterparty default under derivatives held by the Fund (which could result in losses), or may otherwise adversely affect the value or performance of derivatives.
Energy Sector Risk. The performance of energy-related commodities is generally cyclical and highly dependent on energy prices. Energy prices may fluctuate significantly due to, among other things, national and international political changes, Organization of Petroleum Exporting Countries (“OPEC”) and non-OPEC energy exporters, such as the Russian Federation, policies and relationships, and the economies of key energy-consuming countries. The market value of energy-related commodities may decline for many reasons, including, among other things: changes in the levels and volatility of global energy prices, energy supply and demand, and capital expenditures on exploration and production of energy sources; exchange rates, interest rates, economic conditions, and tax treatment; terrorism, natural disasters and other catastrophes; and energy conservation efforts, increased competition and technological advances. The energy sector may also be subject to substantial government regulation and contractual fixed pricing.
Futures Contract Risk. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. Unlike equities, which typically entitle the holder to a continuing ownership stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the level of the reference rate. The primary risks associated with the use of futures contracts, or swaps or other derivatives referencing futures contracts, are: (i) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) BFA's inability to predict correctly the direction of prices and other economic factors; and (v) the possibility that the counterparty will default in the
6

performance of its obligations. When a futures contract is rolled forward—which may be done in order to retain the allocation to a specific position beyond the maturity of the futures contract—the Fund may lose money if the two contracts are trading at different prices as compared to fair value. For example, if the futures contract which the Fund has exposure to is trading at a discount to fair value and the contract being rolled into is trading at a premium to fair value, the Fund will lose money. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. The relevant futures contracts may not be “rolled” on a predefined schedule as they approach expiration; instead BFA may determine to gain exposure to another futures contract. In addition, CFTC regulations limit the types of foreign listed futures contracts that U.S. investors, like the Fund, are allowed to invest in. As a result, the Fund may not be able to gain the exposure it seeks through certain non-U.S. futures contracts.
Geographic Risk. Some of the assets in which the Fund invests are located in, or exposed to, parts of the world that have historically been prone to natural disasters, such as earthquakes, tornadoes, volcanic eruptions, droughts, floods, hurricanes or tsunamis, and are economically sensitive to environmental events. Any such event may adversely impact the economies of these geographic areas or assets exposed to these geographic areas, causing an adverse impact on the value of the Fund.
Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments or the lack of an active market for such securities or instruments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. Illiquid investments may be harder to value, especially in changing markets. If the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying
7

securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.
Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus that was first detected in December 2019 has spread globally. The impact of this outbreak has adversely affected the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. The duration of the outbreak and its effects cannot be predicted with certainty. Any market or economic disruption can be expected to result in elevated tracking error and increased premiums or discounts to the Fund’s NAV.
■	General Impact. This outbreak has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, temporary closures of stores, restaurants and other commercial establishments, layoffs, defaults and other significant economic impacts, as well as general concern and uncertainty.
■	Market Volatility. The outbreak has also resulted in extreme volatility, severe losses, and disruptions in markets which can adversely impact the Fund and its investments, including impairing hedging activity to the extent a Fund engages in such activity, as expected correlations between related markets or instruments may no longer apply. In addition, to the extent the Fund invests in short-term instruments that have negative yields, the Fund’s value may be impaired as a result. Certain issuers of equity securities have cancelled or announced the suspension of dividends. The outbreak has, and may continue to, negatively affect the credit ratings of some fixed income securities and their issuers.
■	Market Closures. Certain local markets have been or may be subject to closures, and there can be no assurance that trading will continue in any local markets in which the Fund may invest, when any resumption of trading will occur or, once such markets resume trading, whether they will face further closures. Any suspension of trading in markets in which the Fund invests will have an impact on the Fund and its investments and will impact the Fund’s ability to purchase or sell securities in such markets.
■	Operational Risk. The outbreak could also impair the information technology and other operational systems upon which the Fund’s service providers, including BFA, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform critical tasks relating to the Fund, for example, due to the service providers’ employees performing tasks in alternate locations than under normal operating conditions or the illness of certain employees of the Fund’s service providers.
■	Governmental Interventions. Governmental and quasi-governmental authorities and regulators throughout the world have responded to the outbreak and the resulting economic disruptions with a variety of fiscal and monetary policy changes, including direct capital infusions into companies and other issuers, new monetary policy tools, and lower interest rates. An unexpected or sudden reversal of these policies,
8

or the ineffectiveness of such policies, is likely to increase market volatility, which could adversely affect the Fund’s investments.
■	Pre-Existing Conditions. Public health crises caused by the outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally.
Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects.
Interest Rate Risk. As interest rates rise, the value of the fixed-income securities or other instruments held by the Fund is likely to decrease. A measure investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund’s investments to decline significantly, which would adversely affect the value of the Fund. An increase in interest rates may lead to heightened volatility in the fixed-income markets and adversely affect certain fixed-income investments, including those held by the Fund. In addition, decreases in fixed income dealer market-making capacity may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets.
The historically low interest rate environment was created in part by the world’s major central banks keeping their overnight policy interest rates at, near or below zero percent and implementing monetary policy facilities, such as asset purchase programs, to anchor longer-term interest rates below historical levels. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Certain countries have recently experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are set at low levels and the market prices of portfolio securities have increased, the Fund may have a very low, or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. Central banks may increase their short-term policy rates or begin phasing out, or “tapering,” accommodative monetary policy facilities in the future. The timing, coordination, magnitude and effect of such policy changes on various markets is uncertain, and such changes in monetary policy may adversely affect the value of the Fund’s investments.
Issuer Risk. The performance of the Fund depends on the performance of individual securities or assets to which the Fund has exposure. The Fund may be adversely affected if an issuer of underlying securities held by the Fund is unable or unwilling to repay principal or interest when due. Any issuer of these securities or assets may perform poorly, causing the value of its securities or assets to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor
9

problems or shortages, corporate restructurings, fraudulent disclosures, credit deterioration of the issuer or other factors. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline. An issuer may also be subject to risks associated with the countries, states and regions in which the issuer resides, invests, sells products, or otherwise conducts operations.
Management Risk. The Fund is subject to management risk because it does not seek to replicate the performance of a specified index. BFA, BIL and the portfolio managers will utilize a proprietary investment process, techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. In addition, legislative, regulatory, or tax developments may affect the investment techniques available to BFA and BIL in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Market risk arises mainly from uncertainty about future values of financial instruments and volatility in spot prices and may be influenced by price, currency and interest rate movements. It represents the potential loss the Fund may suffer through holding financial instruments in the face of market movements or uncertainty. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. During a general market  or commodity market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.
Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained, and may otherwise be made available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they
10

or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund's shares fluctuates continuously throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund's portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility, including during periods of significant redemption requests or other unusual market conditions. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem Fund shares if there is a lack of an active market for such shares or its underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage
11

commission and other charges. In addition, you may incur the cost of the “spread”; that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread, which varies over time for shares of the Fund based on trading volume and market liquidity, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. In addition, increased market volatility may cause wider spreads. There may also be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Metals and Mining Industry Risk. The Fund will have exposure to various metals. Investments in metals may be speculative and subject to greater price volatility than investments in other types of assets. The price of metals is related to, among other things, worldwide metal prices and extraction and production costs. Worldwide metal prices may fluctuate substantially over short periods of time, and as a result, the Fund’s share price may be more volatile than other types of investments. In addition, metals may be significantly affected by changes in global demand for certain metals, economic developments, energy conservation, the success of exploration projects, changes in exchange rates, interest rates, economic conditions, tax treatment, trade treaties, and government regulation and intervention, and events in the regions which the Fund has exposure (e.g., expropriation, nationalization, confiscation of assets and property of mining companies, the imposition of restrictions on foreign investments or repatriation of capital, military coups, social or political unrest, violence and labor unrest). Metals may also be subject to the effects of competitive pressures in the metals and mining industry.
Money Market Instruments Risk. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. If a significant amount of the Fund's assets are invested in money market instruments, it will be more difficult for the Fund to achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a money market fund. Money market funds other than government money market funds or retail money market funds “float” their NAV instead of using a stable $1.00 per share price.
National Closed Market Trading Risk. To the extent that the underlying securities and/or other assets held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other ETFs.
North American Economic Risk. A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a
12

significant economic effect on the entire North American region and on some or all of the North American countries in which the Fund invests.
The U.S. is Canada's and Mexico's largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the U.S. and Mexico, total merchandise trade among the three countries has increased. However, political developments in the U.S., including renegotiation of NAFTA and imposition of tariffs by the U.S., may have implications for the trade arrangements among the U.S., Mexico and Canada, which could negatively affect the value of securities, including Commodity-Linked Investments, held by the Fund. Policy and legislative changes in one country may have a significant effect on North American markets generally, as well as on the value of certain securities held by the Fund.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Reliance on Trading Partners Risk. The economies of many countries or regions in which the Fund invests are highly dependent on trade with certain key trading partners. Reduction in spending on products and services by these key trading partners, institution of tariffs or other trade barriers or a slowdown in the economies of key trading partners may adversely affect the performance of any security in which the Fund invests and have a material adverse effect on the Fund’s performance.
Risk of Investing in Agriculture and Livestock. The agricultural and livestock sectors are subject to government subsidy policies and environmental, health and safety laws and regulations. Specific governmental policies, such as taxes, tariffs, duties, subsidies and import and export restrictions on agricultural commodities, commodity products and livestock, can influence the profitability of investing in agriculture and livestock. These industries may also be adversely affected by changes in commercial and consumer demand for their products. A growing competitive landscape and increased availability of such commodities can influence: (i) the planting and raising of certain crops/livestock versus other uses of resources; (ii) the location and size of crop and livestock production; (iii) whether unprocessed or processed commodity products are traded; and (iv) the volume and types of imports and exports. Economic recession or labor difficulties, may also lead to a decrease in demand for the products and services involved in agriculture. As a result, the price of agricultural or livestock commodities could decline, which would affect the performance of the Fund.
The agricultural and livestock sectors also are particularly sensitive to changing weather conditions, such as floods or droughts, natural disasters and other factors, such as disease outbreaks and pollution.
13

Risk of Investing in Developed Countries. Investment in developed country issuers may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector) as the primary means of economic growth. A prolonged slowdown in one or more services sectors is likely to have a negative impact on economies of certain developed countries, although economies of individual developed countries can be impacted by slowdowns in other sectors. In the past, certain developed countries have been targets of terrorism, and some geographic areas in which the Fund invests have experienced strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the financial markets in these countries or geographic areas and may adversely affect the performance of the issuers to which the Fund has exposure. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.
Risk of Investing in the U.S. A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as on the value of certain securities. In addition, a continued rise in the U.S. public debt level or the imposition of U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the Fund has exposure.
The U.S. has developed increasingly strained relations with a number of foreign countries. If relations with certain countries continue to worsen, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord. If this trend were to continue, it may have an adverse impact on the U.S. economy and many of the issuers in which the Fund invests.
Risk of Swap Agreements. Swaps can involve greater risks than direct investment in securities or physical commodities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may be subject to illiquidity risk, and it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses. Certain standardized interest rate and credit default swaps are required to be traded on an exchange or trading platform and centrally cleared. Most other swaps are entered into on a negotiated, bi-lateral basis and traded in the over-the-counter market. Swaps are subject to bi-lateral variation margin. Initial margin requirements are in the process of being phased in, and the Fund may be subject to such requirements as early as September 2020. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap
14

transactions risk-free. Swaps entered into by the Fund through its Subsidiary may not be centrally cleared which would expose the Fund to counter-party default risk and illiquidity risk, as liquidity depends on the willingness of counterparties to enter into, and the ability of counterparties to hedge the risks of, such contracts.
Subsidiary Risk. In compliance with Subchapter M of the Internal Revenue Code, the Fund may invest up to 25% of its total assets in the Subsidiary, as determined at the end of each of the Fund’s fiscal quarters. By investing in a Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Commodity-Linked Investments that may be held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in the Prospectus, is not subject to the investor protections of the 1940 Act. The Trust’s Board of Trustees (the “Board”) has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations, and will follow the same compliance policies and procedures, as the Fund. The Subsidiary’s financial statements will be consolidated with the Fund’s financial statements that are included in the Fund’s Annual and Semi-Annual Reports to shareholders.
Tax Risk. The Fund invests in commodity-linked derivatives indirectly through the Subsidiary because income from these investments, if made directly, might not be treated as “qualifying income” for purposes of the Fund qualifying as a RIC for U.S. federal income tax purposes. Based on final regulations issued by the IRS on which taxpayers may rely for taxable years beginning after September 28, 2016, the Fund expects its income with respect to the Subsidiary to be qualifying income. In the future, if the IRS issues new regulations or other guidance, or Congress enacts legislation, limiting the circumstances in which the Fund’s income with respect to the Subsidiary will be considered “qualifying income,” the Fund might be required to make changes to its operations, which could reduce the Fund’s ability to gain investment exposure to commodities. Fund shareholders could also experience adverse tax consequences in such circumstances. Moreover, changes in the laws of the U.S. and/or the Cayman Islands could result in the inability of the Fund and/or Subsidiary to operate as described in the Prospectus and in the SAI, and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains taxes, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely experience decreased investment returns.
Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund's valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. Because non-U.S. exchanges may be open on days when the Fund does not
15

price its shares, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares. In addition, for purposes of calculating the Fund's NAV, the value of assets denominated in non-U.S. currencies is converted into U.S. dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
Affiliated Fund Risk. In managing the Fund, BFA will have the ability to invest in certain ETFs consistent with the model output which it believes will achieve the Fund’s objective. BFA may be subject to potential conflicts of interest in selecting certain ETFs because the fees paid to BFA by some ETFs managed by BFA may be higher than the fees paid by other ETFs. If a mutual fund or ETF holds interests in an affiliated fund in excess of a certain amount, the Fund may be prohibited from purchasing shares of that ETF.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators that are now in effect require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to the Fund.
European Economic Risk. The Economic and Monetary Union (the “eurozone”) of the European Union (the “EU”) requires compliance by member states that are members of the eurozone with restrictions on inflation rates, deficits, interest rates and debt levels, as well as fiscal and monetary controls, each of which may significantly affect every country in Europe, including those countries that are not members of the eurozone. Changes in imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of eurozone countries), the default or threat of default by an EU member state on its sovereign debt and/or an economic recession in an EU member state may have a significant adverse effect on the economies of other EU member states and their trading partners. The European financial markets have historically experienced volatility and adverse trends
16

due to concerns about economic downturns or rising government debt levels in several European countries, including, but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries.
Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The United Kingdom (the “U.K.”) will leave the European Union (“Brexit”) on January 31, 2020, subject to a transitional period ending December 31, 2020. During the transitional period, although the U.K. will no longer be a member state of the EU, it will remain subject to EU law and regulations as if it were still a member state. The U.K. and the EU are to negotiate the terms of their future trading relationship during the transitional period. Accordingly, the terms of such trading relationship remain uncertain. The outcome of such negotiations may give rise to significant uncertainties and instability in the financial markets as the U.K. negotiates the terms of its future relationship with the EU. The Fund will face risks associated with the potential uncertainty and consequences leading up to and that may follow Brexit, including with respect to volatility in exchange rates and interest rates. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit has also led to legal uncertainty and could lead to politically divergent national laws and regulations as a new relationship between the U.K. and EU is defined and the U.K. determines which EU laws to replace or replicate. Any of these effects of Brexit could adversely affect any of the companies to which the Fund has exposure and any other assets in which the Fund invests. The political, economic and legal consequences of Brexit are not yet known. In the short term, financial markets may experience heightened volatility, particularly those in the U.K. and Europe, but possibly worldwide. The U.K. and Europe may be less stable than they have been in recent years, and investments in the U.K. and the EU may be difficult to value, or subject to greater or more frequent rises and falls in value. In the longer term, there is likely to be a period of significant political, regulatory and commercial uncertainty as the U.K. seeks to negotiate the terms of its future trading relationships.
Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, as well as governmental or other responses to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments of EU countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe could also impact financial markets. The impact of these events is
17

not clear but could be significant and far-reaching and could adversely affect the value and liquidity of the Fund's investments.
Risk of Investing in Industrial Metals. The price of industrial metals may be adversely affected by unpredictable international economic and political policies, such as currency devaluations or revaluations, economic and social conditions within an individual country, trade imbalances, or trade or currency restrictions between countries. As a result, the price of industrial metals historically has been subject to substantial price fluctuations over short periods of time.
This sector also could be adversely affected by changes in exchange rates and inflation, imposition of import controls, increased competition, and changes in industrial and commercial demand for industrial metals as the principal supplies of metal industries may be concentrated in a small number of countries and regions.
Risk of Investing in Precious Metals. Prices of precious metals and of precious metal-related financial instruments historically have been very volatile. The high volatility of precious metal prices may adversely affect the prices of financial instruments that derive their value from the price of underlying precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metal-related financial instruments include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.
Some precious metals mining operation companies may hedge, to varying degrees, their exposure to falls in precious metals prices by selling forward future production. This may affect prices of precious metals-related financial instruments, which in turn may limit the Fund’s ability to benefit from future increases in the price of precious metals, thereby lowering returns to the Fund.
Additionally, increased environmental or labor costs may depress the value of mining and metal investments.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. The capacity of the Fund to make investments in certain securities, and derivatives such as options, swaps, and futures, may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings including derivatives such as options, swaps and futures.
For example, in certain circumstances where the Fund invests in securities issued by companies that operate in certain regulated industries or in certain emerging or international markets, is subject to corporate or regulatory ownership restrictions, or invests in certain futures or other derivative transactions, there may be limits on the aggregate and/or fund-level amount invested or voted by BFA and its affiliates for their
18

proprietary accounts and for client accounts (including the Fund) that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities and other assets is available in the Fund's SAI. The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to portfolio securities and other assets. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
BFA is responsible, under the investment advisory agreement, for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. BFA is not responsible for, and the Fund will bear, the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities, commodities or other financial instruments and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust). For the avoidance of doubt, extraordinary expenses do not include expenses related to the organization of any subsidiary for the Fund or the ongoing corporate expenses of maintaining such subsidiary.
For its investment advisory services to the Fund, BFA is paid a management fee from the Fund based on a percentage of the Fund's average daily net assets, at the annual rate of 0.48%. BFA also serves as investment adviser to the Subsidiary. No fee will be paid to BFA for the advisory services that it provides to the Subsidiary. BFA has contractually agreed to waive a portion of its management fees in an amount equal to the Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other registered investment companies advised by BFA, or its affiliates, through February 29, 2024. The contractual waiver may be terminated prior to February 29, 2024 only upon written agreement of the Trust and BFA. In addition, BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
19

BFA has entered into a sub-advisory agreement with BIL (the “Sub-Adviser”), an affiliate of BFA, under which BFA pays the Sub-Adviser for services it provides a fee equal to 60% of the management fee paid to BFA under the Investment Advisory Agreement. The Sub-Adviser, subject to the supervision and oversight of the Board and BFA, will be responsible for day-to-day management of specified assets in the Fund’s portfolio. BIL also serves as Sub-Adviser to the Subsidiary.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of December 31, 2019, BFA and its affiliates provided investment advisory services for assets in excess of $7.43 trillion. BFA, the Sub-Adviser, and their affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities. BFA is considered a “commodity pool operator” with respect to the Fund under the CEA and is therefore subject to regulation by the SEC and the CFTC with respect to the Fund.
BIL is an investment adviser located in the U.K. at Exchange Place One, 1 Semple Street, Edinburgh EH3 8BL, Scotland 011 44 131 472 7200. The Sub-Adviser is a registered investment adviser and a commodity pool operator organized in 1999.
A discussion regarding the basis for the approval by the Board of the Investment Advisory Agreement with BFA and the sub-advisory agreement between BFA and the Sub-Adviser is available in the Fund's Annual Report for the period ended October 31.
From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.
Portfolio Managers. Alan Mason, Richard Mejzak, Tim Parsons, Greg Savage and Amy Whitelaw are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, developing and implementing the Fund’s investment process and investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities. The following information provides additional information about each portfolio manager and member of the iShares Global Investment Research Team.
Alan Mason has been employed by BFA or its affiliates as a portfolio manager since 1991. Mr. Mason has been a Portfolio Manager of the Fund since 2016.
Richard Mejzak has been with BlackRock since 1990, including his years with Merrill Lynch Investment Managers, which was acquired by BlackRock in 2006. Mr. Mejzak became a portfolio manager for BFA in 2012. Mr. Mejzak has been a Portfolio Manager of the Fund since 2016.
20

Tim Parsons has been with BlackRock since 2007, including his time with Barclays Global Investors, which merged with BlackRock in 2009. Mr. Parsons has been employed by BFA or its affiliates as a portfolio manager since 2016 and has been a Portfolio Manager of the Fund since 2019.
Greg Savage has been employed by BFA or its affiliates as a senior portfolio manager since 2006. Prior to that, Mr. Savage was a portfolio manager from 2001 to 2006 for Barclays Global Fund Advisors (“BGFA”). Mr. Savage has been a Portfolio Manager of the Fund since 2014.
Amy Whitelaw has been with BlackRock since 1999, including her years with BGI, which merged with BlackRock in 2009. Ms. Whitelaw has been employed by BFA or its affiliates as a portfolio manager since 2009 and has been a Portfolio Manager of the Fund since 2018.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), The PNC Financial Services Group, Inc. (which, through a subsidiary, has a significant economic interest in BlackRock) and its subsidiaries (each with The PNC Financial Services Group, Inc., an “Entity” and collectively, the “Entities”), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA, its Affiliates and the Entities provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA, its Affiliates and the Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates or Entities act, or may act, as an investor, investment banker, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, market maker, trader, prime broker, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which an Affiliate or an Entity performs or seeks to perform investment banking or other services. Specifically, the Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate or an Entity has developed or is trying to develop investment banking relationships or in which an Affiliate or an Entity has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an
21

Affiliate or an Entity provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate or an Entity provides or may in the future provide research coverage. An Affiliate or an Entity may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund's portfolio investment transactions. BFA or one or more Affiliates or Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act). The trading activities of BFA and these Affiliates or Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate or an Entity having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or an Entity or its or their directors, officers or employees or other clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA, its Affiliates or Entities may adversely impact the Fund. Transactions by one or more clients or by BFA, its Affiliates or Entities or their directors, officers or employees, may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to BFA, one or more Affiliates or Entities and/or their internal policies designed to comply with such restrictions.
The activities of BFA, its Affiliates and Entities and their respective directors, officers or employees, may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
22

Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “COMT.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity of the underlying securities or other assets held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities or other assets.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities and other assets after the close of the primary markets for the Fund’s portfolio securities or assets and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day,
23

Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is The NASDAQ Stock Market (“NASDAQ”).
Section 12(d)(1) of the 1940 Act restricts investments by investment companies, including foreign investment companies, in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities or assets held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (i) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers (as detailed below) and (ii) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board.
24

Equity investments and other instruments for which market quotations are readily available, as well as investments in an underlying fund, if any, are valued at market value, which is generally determined using the last reported official closing price or, if a reported closing price is not available, the last traded price on the exchange or market on which the security is primarily traded at the time of valuation.
The Fund invests in non-U.S. securities. Foreign currency exchange rates with respect to the portfolio securities denominated in non-U.S. currencies are generally determined as of 4:00 p.m., London time. Non-U.S. securities held by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s NAV may change on days when Authorized Participants will not be able to purchase or redeem Fund shares.
Generally, trading in U.S. Treasury futures, non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities and other assets used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the closing market price of one or more assets or liabilities held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in the local markets or in related or highly correlated assets (e.g., American Depositary Receipts, Global Depositary Receipts or substantially identical ETFs) on a trading day after the close of non-U.S. securities markets may be fair valued.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used.
The value of assets or liabilities denominated in non-U.S. currencies will be converted into U.S. dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers.
25

Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a RIC or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. Long-term capital gains and qualified dividend income are generally eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. Because the Fund may have a higher portfolio turnover than funds that seek to replicate the performance of an index, the Fund may, in comparison to such other funds, realize and distribute a higher amount of taxable realized capital gain. In addition, a 3.8% U.S. federal Medicare contribution tax is imposed on “net investment income,” including, but not limited to, interest,
26

dividends, and net gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly) and of estates and trusts.
Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund. Generally, qualified dividend income includes dividend income from taxable U.S. corporations and qualified non-U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified non-U.S. corporation means any non-U.S. corporation that is eligible for benefits under a comprehensive income tax treaty with the U.S., which includes an exchange of information program, or if the stock with respect to which the dividend was paid is readily tradable on an established U.S. securities market. The term excludes a corporation that is a passive foreign investment company.
Dividends received by the Fund from a RIC generally are qualified dividend income only to the extent such dividend distributions are made out of qualified dividend income received by such RIC. Additionally, it is expected that dividends received by the Fund from a real estate investment trust and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. However, for tax years beginning after December 31, 2017 and before January 1, 2026, the Fund may report dividends eligible for a 20% “qualified business income” deduction for non-corporate U.S. shareholders to the extent the Fund’s income is derived from ordinary REIT dividends, reduced by allocable Fund expenses.
For a dividend to be treated as qualified dividend income, the dividend must be received with respect to a share of stock held without being hedged by the Fund, and with respect to a share of the Fund held without being hedged by you, for 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date.
In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Dividends, interest and capital gains earned by the Fund with respect to securities issued by non-U.S. issuers may give rise to withholding, capital gains and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the
27

U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of non-U.S. stocks or securities (generally, for this purpose, depositary receipts, no matter where traded, of non-U.S. companies are treated as “non-U.S.”), generally the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
For purposes of foreign tax credits for U.S. shareholders of the Fund, foreign capital gains taxes may not produce associated foreign source income, limiting the availability of such credits for U.S. persons.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership unless certain exceptions apply.
If your Fund shares are loaned out pursuant to a securities lending arrangement, you may lose the ability to treat Fund dividends paid while the shares are held by the borrower as qualified dividend income. In addition, you may lose the ability to use foreign tax credits passed through by the Fund if your Fund shares are loaned out pursuant to a securities lending agreement.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
28

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's distributor, BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund generally offers Creation Units partially for cash, but may, in certain circumstances, offer Creation Units solely for cash or solely in-kind. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund may accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
29

In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
30

Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 1 University Square Drive, Princeton, NJ 08540.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
31

Consolidated Financial Highlights
The consolidated financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)
	iShares Commodities Select Strategy ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16	Year Ended 10/31/15
Net asset value, beginning of year	$ 37.18	$ 35.97	$ 32.41	$ 32.97	$ 50.68
Net investment income(a)	0.76	0.63	0.31	0.16	0.26
Net realized and unrealized gain (loss)(b)	(3.04)	2.62	3.58	(0.57)	(17.35)
Net increase (decrease) from investment operations	(2.28)	3.25	3.89	(0.41)	(17.09)
Distributions (c)
From net investment income	(3.10)	(2.04)	(0.33)	(0.15)	(0.61)
Return of capital	—	—	—	—	(0.01)
Total distributions	(3.10)	(2.04)	(0.33)	(0.15)	(0.62)
Net asset value, end of year	$ 31.80	$ 37.18	$ 35.97	$ 32.41	$ 32.97
Total Return
Based on net asset value	(5.87)%	9.29% (d)	12.08%	(1.23)%	(33.88)%
Ratios to Average Net Assets
Total expenses	0.48%	0.48%	0.48%	0.48%	0.48%
Total expenses after fees waived	0.48%	0.48%	0.48%	0.48%	0.48%
Net investment income	2.32%	1.66%	0.93%	0.51%	0.68%
Supplemental Data
Net assets, end of year (000)	$518,373	$728,739	$258,956	$320,820	$253,857
Portfolio turnover rate(e)	32%	167%	44%	43%	76%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return would have been 9.06%.
(e) Portfolio turnover rate excludes in-kind transactions.
32

Disclaimers
Shares of the Fund are not sponsored, endorsed or promoted by NASDAQ. NASDAQ makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to achieve its investment objective. NASDAQ is not responsible for, nor has it participated in, the determination of the Fund's investments, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NASDAQ has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
Without limiting any of the foregoing, in no event shall NASDAQ have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
33

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Want to know more?
iShares.com     |    1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2020 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK® are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-22649
IS-P-COMT-0820

February 28, 2020
(as revised August 17, 2020)

2020 Prospectus
iShares U.S. ETF Trust
•	iShares Gold Strategy ETF | IAUF | CBOE BZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.
You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.
The SEC and Commodity Futures Trading Commission (“CFTC”) have not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Bloomberg Index Services Limited and its affiliates (collectively, “Bloomberg”) are not affiliated with BlackRock Fund Advisors or its affiliates and do not approve, endorse, review, or recommend the iShares Gold Strategy ETF. Bloomberg and the Bloomberg Composite Gold Index are trademarks or service marks of Bloomberg and have been licensed to BlackRock Fund Advisors or its affiliates. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to the Bloomberg Composite Gold Index and shall not be liable in any way to the BlackRock Fund Advisors or its affiliates, investors in iShares Gold Strategy ETF or other third parties in respect of the use or accuracy of the Bloomberg Composite Gold Index or any data included therein. iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.
i

[THIS PAGE INTENTIONALLY LEFT BLANK]

iSHARES® GOLD STRATEGY ETF
Ticker: IAUF	Stock Exchange: Cboe BZX
Investment Objective
The iShares Gold Strategy ETF (the “Fund”) seeks to provide exposure, on a total return basis, to the price performance of gold.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares U.S. ETF Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities, commodities or other financial instruments and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses. The Fund may incur “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses reflect the Fund's pro rata share of the fees and expenses incurred by investing in other investment products. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. BFA, the investment adviser to the Fund, has contractually agreed to waive a portion of its management fees in an amount equal to the Acquired Fund Fees and Expenses, if any, attributable to the Fund's investments in other exchange-traded products (“ETPs”) sponsored by BFA or its affiliates and other funds advised by BFA or its affiliates through February 29, 2024, provided that the waiver be no greater than the Fund's management fee of 0.25%. The contractual waiver may be terminated prior to February 29, 2024 only upon written agreement of the Trust and BFA.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver	Total Annual Fund Operating Expenses After Fee Waiver
0.25%	None	None	0.07%	0.32%	(0.07)%	0.25%
S-1

Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$26	$80	$149	$376
Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities or other assets (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 47% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing primarily in a combination of (i) exchange-traded gold futures contracts and other exchange-traded or over-the-counter (“OTC”) derivatives (i.e., forward contracts, futures, options and swaps) that correlate to the investment returns of physical gold, based on the notional value of such derivative instruments; and (ii) ETPs backed by or linked to physical gold, which may include the iShares Gold Trust (the “Gold Trust”) ((i) and (ii) together, the “Gold Investments”). The Fund may invest up to 20% of the Fund’s assets in
OTC derivatives. In seeking total return, the Fund additionally aims to generate interest income and capital appreciation through a cash management strategy consisting primarily of cash and cash equivalents and short-term government obligations (collectively, “Fixed-Income Investments”). The Fund is an actively managed exchange-traded fund (“ETF”) and does not seek to replicate the performance of a specified index.
While the Fund is not an index fund, the Fund’s investment strategy related to the Gold Investments generally seeks to maximize correlation with the Bloomberg Composite Gold Index (the “Bloomberg Benchmark”), which is comprised of exchange-traded gold futures contracts and one or more ETPs backed by or linked to physical gold. The Bloomberg Benchmark is designed to track the price performance of gold. Although the Fund generally holds, among other instruments, the same futures contracts under the same futures rolling schedule, and the same ETPs backed by or linked to physical gold, as those included in the Bloomberg Benchmark, the Fund is not obligated to invest in any such futures contracts or ETPs included in, and does not seek to track the performance of, the Bloomberg Benchmark.
The ETPs held by the Fund may invest in

S-2

physical gold bullion or OTC or exchange-traded derivatives on gold bullion, such as forward contracts, futures, options and swaps. The ETPs held by the Fund may be sponsored by an affiliate of BFA or by an unaffiliated entity, and may be structured as, among others, exchange-traded commodities that track the price of gold or exchange-traded notes with interest and/or principal payments linked to the price of gold.
The Fund seeks to gain exposure to the Gold Investments by investing through a wholly-owned subsidiary organized in the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by BFA and has the same investment objective as the Fund. Unlike the Fund, the Subsidiary is not an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Subsidiary invests solely in the Gold Investments and cash and cash equivalents.
In compliance with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), the Fund may invest up to 25% of its total assets in the Subsidiary. The Fund’s Gold Investments held in the Subsidiary are intended to provide the Fund with exposure to the gold market consistent with current U.S. federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in the Gold Investments.
The remainder of the Fund’s assets will be invested directly by the Fund, primarily in Fixed-Income Investments, including repurchase agreements, money market instruments, U.S. government and agency securities, treasury inflation-protected securities and sovereign debt obligations of non-U.S. countries. The Fund invests in Fixed-Income Investments for investment purposes and to collateralize the Subsidiary’s investments in derivatives.
The Commodity Futures Trading Commission (“CFTC”) has adopted certain requirements that subject registered investment companies and their advisers to regulation by the CFTC if a registered investment company invests more than a prescribed level of its net asset value in CFTC-regulated futures, options and swaps, or if a registered investment company markets itself as providing investment exposure to such instruments. Due to the Fund's potential use of CFTC-regulated futures, options and swaps above the prescribed levels, it is considered a “commodity pool” under the Commodity Exchange Act (“CEA”).
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Unlike many ETFs, the Fund is actively managed and is not an index-based ETF. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Class Risk. Securities and other assets in the Fund's portfolio may underperform in comparison to the general financial markets, a particular
S-3

financial market or other asset classes (including the futures market).
Assets Under Management (AUM) Risk. From time to time, an Authorized Participant (as defined in the Creations and Redemptions section of this prospectus (the “Prospectus”)), a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, or a fund may invest in the Fund and hold its investment for a specific period of time to allow the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Cash Management Risk. If a significant amount of the Fund’s assets are invested in cash and cash equivalents, the Fund may underperform other funds that do not similarly invest in cash and cash equivalents for investment purposes and/or to collateralize derivative instruments.
Commodity-Linked Derivatives Risk. The value of a commodity-linked derivative instrument typically is based upon the price movements of the underlying commodity or an economic variable linked to such price movements. The prices of commodity-linked investments may fluctuate quickly and dramatically as a result of changes affecting a particular commodity and may not correlate to price movements in other asset classes, such as stocks, bonds and cash. Commodity-linked derivatives are subject to the risk that the counterparty to the transaction, the exchange or trading facility on which they trade or the applicable clearing house may default or otherwise fail to perform. In addition, each exchange or trading facility on which the derivatives are traded has the right to suspend or limit trading in all futures or other instruments that it lists. The Fund’s use of commodity-linked derivatives may also have a leveraging effect on the Fund’s portfolio because of the leverage inherent in the use of derivatives. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had. The Fund is required to post margin in respect to its holdings in derivatives. Each of these factors and events could have a significant negative impact on the Fund. The Fund is specifically exposed to the Risk of Investing in Gold.
Commodity Regulatory Risk. The Fund and the Subsidiary are deemed commodity pools and BFA is considered a “commodity pool operator” with respect to the Fund and the Subsidiary under the CEA. BFA is therefore subject to regulation by the SEC and the CFTC.
S-4

BFA is also subject to regulation by National Futures Association (“NFA”). The regulatory requirements governing the use of commodity futures, options, certain swaps or certain other investments could change at any time.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Counterparty Risk. Certain commodity-linked derivative instruments, swap agreements and other forms of financial instruments that involve counterparties subject the Fund to the risk that the counterparty could default on its obligations under the agreement, either through the counterparty’s bankruptcy or failure to perform its obligations. In the event of a counterparty default, the Fund could experience lengthy delays in recovering some or all of its assets or obtain no recovery at all. The Fund’s investments in the futures markets also introduce the risk that its futures commission merchant (“FCM”) could default on an obligation set forth in an agreement between the Fund and the FCM, including the FCM’s obligation to return margin posted in connection with the Fund’s futures contracts.
Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer's or counterparty's financial condition and on the terms of an obligation.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, the Fund's adviser, distributor, and other service providers (including the benchmark provider), market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.
Derivatives Risk. The Fund’s use of derivatives may reduce the Fund’s returns or increase volatility. Volatility is defined as the characteristic of a security, a currency, an index or a market to fluctuate significantly in price within a short time period. Derivatives may also be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Counterparty risk for OTC derivatives is generally higher than that for derivatives traded on an exchange or through a clearing house. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly
S-5

with the value of the underlying asset, the performance of the asset class to which the Fund seeks exposure or the performance of the overall markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, or movements between the time of periodic reallocations of Fund assets, which losses are potentially unlimited. Certain derivatives may give rise to a form of leverage and may expose the Fund to greater risk and increase its costs. The impact of U.S. and global regulation of derivatives may make derivatives more costly, may limit the availability of derivatives, may delay or restrict the exercise by the Fund of termination rights or remedies upon a counterparty default under derivatives held by the Fund (which could result in losses), or may otherwise adversely affect the value or performance of derivatives.
Futures Contract Risk. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. Unlike equities, which typically entitle the holder to a continuing ownership stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the level of the reference rate. The primary risks associated with the use of futures contracts are: (i) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) BFA’s inability to predict correctly the direction of prices and other economic factors; and (v) the possibility that the counterparty will default in the performance of its obligations. To the extent that the Fund invests in rolling futures contracts, it may be subject to additional risk.
Income Risk. The Fund’s income may decline when yields fall. This decline can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, or the Fund otherwise needs to purchase additional bonds.
Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic impacts. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. These events will have an impact on the Fund and its investments and could impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s NAV. Other infectious illness outbreaks in the future may result in similar impacts.
S-6

Interest Rate Risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very low, or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. An increase in interest rates will generally cause the value of securities held by the Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments, including those held by the Fund. The historically low interest rate environment heightens the risks associated with rising interest rates.
Issuer Risk. The performance of the Fund depends on the performance of individual securities or other assets to which the Fund has exposure.The Fund may be adversely affected if an issuer of underlying securities held by the Fund is unable or unwilling to repay principal or interest when due. Changes in the financial condition or credit rating of an issuer of those securities or assets may cause the value of the securities or assets to decline.
Management Risk. The Fund is subject to management risk, which is the risk that the investment process, techniques and risk analyses applied by BFA will not produce the desired results, and that securities or assets selected by BFA may underperform the market or any relevant benchmark. In addition, legislative, regulatory, or tax developments may affect the investment techniques available to BFA in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Unlike some ETFs that track specific indexes, the Fund does not seek to replicate the performance of a specified index. Index-based ETFs have generally traded at prices that closely correspond to NAV. However, ETFs that do not seek to replicate the performance of a specified index have a limited trading history and, therefore, there can be no assurance as to whether, and/or the extent to which, the Fund's shares will trade at premiums or discounts to NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES
S-7

TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Money Market Instruments Risk. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. If a significant amount of the Fund's assets are invested in money market instruments, it will be more difficult for the Fund to achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money by investing in a money market fund. Money market funds other than government money market funds or retail money market funds “float” their NAV instead of using a stable $1.00 per share price.
Non-Diversification Risk. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Risk of Investing in ETPs. Through the Fund’s investments in ETPs, which may be affiliated or unaffiliated with the Fund, the Fund is subject to the risks associated with the ETPs’ investments. The Fund’s exposure to particular risks of an ETP generally will be proportionate to the Fund’s allocation to the ETP. To the extent the Fund invests a portion of its assets in the Gold Trust, which seeks to reflect generally the performance of the price of gold, the Fund is subject to the risks associated with the Gold Trust, including the possibility that the market price of its shares could decrease. The value of the Fund’s investment in the Gold Trust may fluctuate, sometimes rapidly or unpredictably. The Gold Trust is sponsored by an affiliate of BFA that receives a fee in exchange for assuming certain administrative and marketing expenses of the Gold Trust, which may create a conflict of interest for BFA in determining whether, and under what circumstances, to purchase or sell shares in the Gold Trust.
Risk of Investing in Gold. The Fund has a substantial exposure to gold through its investments in the Gold Investments. Thus, the Fund’s portfolio may be adversely affected by changes or trends in the price of gold. The price of gold and of gold-related instruments historically has been volatile, which may adversely affect the value of Gold Investments. Governments, central banks, or other larger holders can influence the production and sale of gold, which may adversely affect the performance of the Fund.
Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
S-8

Risk of Swap Agreements. A swap is a two-party contract that generally obligates each counterparty to exchange periodic payments based on a pre-determined underlying investment or notional amount and to exchange collateral to secure the obligations of each counterparty. Swaps may be leveraged and are subject to counterparty risk, credit risk and pricing risk. Swaps may be subject to illiquidity risk, and it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Small Fund Risk. When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Subsidiary Risk. In compliance with Subchapter M of the Internal Revenue Code, the Fund may invest up to 25% of its total assets in the Subsidiary. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the U.S. and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Prospectus and the Statement of Additional Information (“SAI”), and could adversely affect the Fund.
Tax Risk. The Fund invests in commodity-linked derivatives indirectly through the Subsidiary because income from these investments, if made directly, might not be treated as “qualifying income” for purposes of the Fund qualifying as a regulated investment company (“RIC”) for U.S. federal income tax purposes. Based on final regulations issued by the U.S. Internal Revenue Service (“IRS”) on which taxpayers may rely for taxable years beginning after September 28, 2016, the Fund expects its income with respect to the Subsidiary to be qualifying income. In the future, if the IRS issues new regulations or other guidance, or Congress enacts legislation, limiting the circumstances in which the Fund’s income with respect to the Subsidiary will be considered “qualifying income,” the Fund might be required to make changes to its operations, which could reduce the Fund’s ability to gain investment exposure to commodities. Fund shareholders could also experience adverse tax consequences in such circumstances.
Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund's valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other assets in the Fund's portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund's shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued
S-9

securities or other instruments may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or other instruments or used a different valuation methodology. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section of the Prospectus. If BFA had not waived certain Fund fees during certain periods, the Fund's returns would have been lower.
Year by Year Returns (Year Ended December 31)
The best calendar quarter return during the period shown above was 9.05% in the 2nd quarter of 2019; the worst was 0.90% in the 1st quarter of 2019.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
S-10

Average Annual Total Returns
(for the periods ended December 31, 2019)
	One Year	Since Fund Inception
(Inception Date: 6/6/2018)
Return Before Taxes	17.94%	9.95%
Return After Taxes on Distributions[1]	13.42%	7.03%
Return After Taxes on Distributions and Sale of Fund Shares[1]	10.55%	6.35%
Bloomberg Composite Gold Index[2] (Index returns do not reflect deductions for fees, expenses, or taxes)	18.11%	10.13%

[1]	After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
[2]	The Bloomberg Composite Gold Index is an unmanaged index comprised of exchange -traded gold futures contracts and one or more exchange-traded products backed by or linked to physical gold. The index is designed to track the price performance of gold.
S-11

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. Alan Mason, Richard Mejzak, Greg Savage and Amy Whitelaw (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mason, Mr. Mejzak and Mr. Savage have been Portfolio Managers of the Fund since 2018. Ms. Whitelaw has been a Portfolio Manager of the Fund since 2019.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
S-12

More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified index. Accordingly, the management team has discretion on a daily basis to manage the Fund's portfolio in accordance with the Fund's investment objective.
ETFs are funds that trade like other publicly-traded securities. Similar to shares of a mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.
Additional Information on Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing primarily in the Gold Investments. In seeking total return, the Fund additionally aims to generate interest income and capital appreciation through a cash management strategy consisting primarily of Fixed-Income Investments.
Investment Process. BFA uses its discretion to determine the percentage of the Fund’s assets allocated to a range of Gold Investments. Generally, BFA will take various factors into account on a periodic basis in allocating the assets of the Fund, including, but not limited to, the performance of Gold Investments relative to each other, relative price differentials between Gold Investments, and other market conditions. The weightings of the Fund's portfolio will be reviewed and updated at least annually.
In certain situations or market conditions, the Fund may temporarily depart from its normal investment process, provided that the alternative, in the opinion of BFA, is consistent with the Fund’s investment objective and is in the best interest of the Fund. For example, the Fund may hold a higher than normal proportion of its assets in cash in response to adverse market, economic or political conditions.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the FDIC or any other government agency, BFA or any of its affiliates.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability
1

to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Class Risk. The securities and other assets in the Fund’s portfolio may underperform in comparison to other securities, assets or indexes that track other issuers, countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors (including the futures market). Various types of securities or assets may experience cycles of outperformance and underperformance in comparison to the general financial markets depending upon a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
Assets Under Management (AUM) Risk. From time to time, an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, or a fund may invest in the Fund and hold its investment for a specific period of time to allow the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Cash Management Risk. To the extent the Fund holds cash, the Fund will earn reduced income (if any) on the cash and will be subject to the credit risk of the depository institution holding the cash and any fees imposed on large cash balances. If a significant amount of the Fund’s assets are invested in cash and cash equivalents, the Fund may underperform other funds that do not similarly invest in cash and cash equivalents for investment purposes and/or to collateralize derivative instruments.
Commodity-Linked Derivatives Risk. The value of a commodity-linked derivative instrument typically is based upon the price movements of the underlying commodity or an economic variable linked to such price movements. Therefore, the value of commodity-linked derivative instruments may be affected by changes in overall economic conditions, interest rates, or factors affecting a particular commodity or industry. The prices of commodity-related investments may fluctuate quickly and dramatically as a result of changes affecting a particular commodity and may or may not correlate to price movements in other asset classes, such as stocks, bonds and cash. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments because of the leverage inherent in the use of
2

derivatives. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop. Commodity-linked derivatives also may be subject to credit and interest rate risks that in general affect the values of fixed-income securities. Commodity-linked derivatives are subject to the risk that the counterparty to the transaction, the exchange or trading facility on which they trade or the applicable clearing house may default or otherwise fail to perform. In addition, each exchange or trading facility on which derivatives are traded has the right to suspend or limit trading in all futures or other instruments that it lists. The Fund’s use of commodity-linked derivatives can result in large amounts of financial leverage. Although the Fund will not borrow money in order to increase the amount of its trading, the low margin deposits normally required in futures trading permit a high degree of leverage on the investment itself. Accordingly, a relatively small price movement in a futures contract may result in immediate and substantial losses to the Fund. Like other leveraged investments, any trade may result in losses in excess of the amount invested. Each of these factors and events could have a significant negative impact on the Fund.
Commodity Regulatory Risk. The Fund and the Subsidiary are deemed “commodity pools” and BFA is considered a “commodity pool operator” with respect to the Fund under the CEA. BFA is therefore subject to regulation by the SEC and the CFTC. BFA is also subject to regulation by NFA. The regulatory requirements governing the use of commodity futures, or options, certain swaps or certain other investments could change at any time.
The CFTC and the U.S. commodities exchanges impose limits referred to as “speculative position limits” on the maximum net long or net short speculative positions that any person may hold or control in any particular futures, options contracts or swaps traded on U.S. commodities exchanges. The CFTC has proposed a new set of speculative position limit rules which are not yet finalized (or effective). If the CFTC successfully implements these position limits, the size or duration of positions available to the Fund may be severely limited.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, representing a particular country, group of countries, region, market, industry, group of industries, sector or asset class. The Fund may be more adversely affected by the underperformance of those securities and/or other assets, may experience increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those securities and/or other assets than a fund that does not concentrate its investments.
Counterparty Risk. Certain commodity-linked derivative instruments, swap agreements and other forms of financial instruments that involve counterparties subject the Fund to the risk that the counterparty could default on its obligations under the agreement, either through the counterparty’s bankruptcy or failure to perform its obligations. In the event of a counterparty default, the Fund could experience lengthy delays in recovering some or all of its assets or obtain no recovery at all. The Fund may
3

deposit funds required to margin open positions in the derivative instruments subject to the CEA with a clearing broker, registered as an FCM, an entity that solicits or accepts orders to buy or sell commodity futures, options, swaps or forward contracts and accepts money or other assets from customers to support such orders. The FCM could default on an obligation set forth in an agreement between the Fund and the FCM, including the FCM’s obligation to return margin posted in connection with the Fund’s futures contracts. If a counterparty defaults on its payment obligations, the Fund will lose money and the value of an investment in Fund shares may decrease. In addition, the Fund may engage in such investment transactions with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk.
Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt instrument or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments when due or otherwise honor its obligations. There are varying degrees of credit risk, depending on an issuer’s or counterparty’s financial condition and on the terms of an obligation, which may be reflected in the issuer’s or counterparty’s credit rating. There is the chance that the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), or that the market’s perception of an issuer’s creditworthiness may worsen, potentially reducing the Fund’s income level or share price.
Cybersecurity Risk. With the increased use of technologies such as the internet to conduct business, the Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Recently, geopolitical tensions may have increased the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity failures by or breaches of the systems of the Fund’s adviser, distributor and other service providers (including, but not limited to, index and benchmark providers, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund
4

or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyberattacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful or that cyberattacks will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or Authorized Participants. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund’s use of derivatives may reduce the Fund’s returns or increase volatility. Volatility is defined as the characteristic of a security, a currency, an index or a market to fluctuate significantly in price within a short time period. Derivatives may also be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Counterparty risk for OTC derivatives is generally higher than that for derivatives traded on an exchange or through a clearing house. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the value of the underlying asset, the performance of the asset class to which the Fund seeks exposure or the performance of the overall markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, or movements between the time of periodic reallocations of Fund assets, which losses are potentially unlimited. Certain derivatives may give rise to a form of leverage and may expose the Fund to greater risk and increase its costs. The impact of U.S. and global regulation of derivatives may make derivatives more costly, may limit the availability of derivatives, may delay or restrict the exercise by the Fund of termination rights or remedies upon a counterparty default under derivatives held by the Fund (which could result in losses), or may otherwise adversely affect the value or performance of derivatives.
Futures Contract Risk. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. Unlike equities, which typically entitle the holder to a continuing ownership stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the level of the reference rate. The primary risks associated with the use of futures contracts are: (i) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses caused by unanticipated market movements,
5

which are potentially unlimited; (iv) BFA's inability to predict correctly the direction of prices and other economic factors; and (v) the possibility that the counterparty will default in the performance of its obligations. To the extent that the Fund invests in rolling futures contracts, it may be subject to additional risk. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. The Fund may not “roll” the futures contracts on a predefined schedule as they approach expiration; instead BFA may determine to roll to another futures contract in an attempt to generate maximum yield. There can be no guarantee that such a strategy will produce the desired results.
Income Risk. The Fund’s income may decline if yields fall because the Fund may hold a significant portion of short duration securities and/or securities that have floating or variable interest rates. The Fund’s income may decline because the Fund invests in lower yielding bonds as bonds in its portfolio mature, are near maturity or are called, or when the Fund needs to purchase additional bonds.
Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus that was first detected in December 2019 has spread globally. The impact of this outbreak has adversely affected the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. The duration of the outbreak and its effects cannot be predicted with certainty. Any market or economic disruption can be expected to result in elevated tracking error and increased premiums or discounts to the Fund’s NAV.
■	General Impact. This outbreak has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, temporary closures of stores, restaurants and other commercial establishments, layoffs, defaults and other significant economic impacts, as well as general concern and uncertainty.
■	Market Volatility. The outbreak has also resulted in extreme volatility, severe losses, and disruptions in markets which can adversely impact the Fund and its investments, including impairing hedging activity to the extent a Fund engages in such activity, as expected correlations between related markets or instruments may no longer apply. In addition, to the extent the Fund invests in short-term instruments that have negative yields, the Fund’s value may be impaired as a result. Certain issuers of equity securities have cancelled or announced the suspension of dividends. The outbreak has, and may continue to, negatively affect the credit ratings of some fixed income securities and their issuers.
■	Market Closures. Certain local markets have been or may be subject to closures, and there can be no assurance that trading will continue in any local markets in
6

which the Fund may invest, when any resumption of trading will occur or, once such markets resume trading, whether they will face further closures. Any suspension of trading in markets in which the Fund invests will have an impact on the Fund and its investments and will impact the Fund’s ability to purchase or sell securities in such markets.
■	Operational Risk. The outbreak could also impair the information technology and other operational systems upon which the Fund’s service providers, including BFA, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform critical tasks relating to the Fund, for example, due to the service providers’ employees performing tasks in alternate locations than under normal operating conditions or the illness of certain employees of the Fund’s service providers.
■	Governmental Interventions. Governmental and quasi-governmental authorities and regulators throughout the world have responded to the outbreak and the resulting economic disruptions with a variety of fiscal and monetary policy changes, including direct capital infusions into companies and other issuers, new monetary policy tools, and lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of such policies, is likely to increase market volatility, which could adversely affect the Fund’s investments.
■	Pre-Existing Conditions. Public health crises caused by the outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally.
Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects.
Interest Rate Risk. As interest rates rise, the value of the fixed-income securities or other instruments held by the Fund is likely to decrease. A measure investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund’s investments to decline significantly, which would adversely affect the value of the Fund. An increase in interest rates may lead to heightened volatility in the fixed-income markets and adversely affect certain fixed-income investments, including those held by the Fund. In addition, decreases in fixed income dealer market-making capacity may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets.
The historically low interest rate environment was created in part by the world’s major central banks keeping their overnight policy interest rates at, near or below zero percent and implementing monetary policy facilities, such as asset purchase programs, to anchor longer-term interest rates below historical levels. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Certain countries have recently experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below
7

zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are set at low levels and the market prices of portfolio securities have increased, the Fund may have a very low, or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. Central banks may increase their short-term policy rates or begin phasing out, or “tapering,” accommodative monetary policy facilities in the future. The timing, coordination, magnitude and effect of such policy changes on various markets is uncertain, and such changes in monetary policy may adversely affect the value of the Fund’s investments.
Issuer Risk. The performance of the Fund depends on the performance of individual securities or assets to which the Fund has exposure. The Fund may be adversely affected if an issuer of underlying securities held by the Fund is unable or unwilling to repay principal or interest when due. Any issuer of these securities or assets may perform poorly, causing the value of its securities or assets to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures, credit deterioration of the issuer or other factors. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline. An issuer may also be subject to risks associated with the countries, states and regions in which the issuer resides, invests, sells products, or otherwise conducts operations.
Management Risk. The Fund is subject to management risk because it does not seek to replicate the performance of a specified index. BFA and the portfolio managers will utilize a proprietary investment process, techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. In addition, legislative, regulatory, or tax developments may affect the investment techniques available to BFA in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Market risk arises mainly from uncertainty about future values of financial instruments and may be influenced by price, currency and interest rate movements. It represents the potential loss the Fund may suffer through holding financial instruments in the face of market movements or uncertainty. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. During a general market  or commodity market downturn, multiple asset classes may be negatively affected.
8

Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.
Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained, and may otherwise be made available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund's shares fluctuates continuously throughout trading hours based on both market supply of and demand for their shares and the underlying value of their portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility, including during periods of significant redemption requests or other unusual market conditions. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in
9

Creation Units at NAV, BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem Fund shares if there is a lack of an active market for such shares or its underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread”; that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread, which varies over time for shares of the Fund based on trading volume and market liquidity, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. In addition, increased market volatility may cause wider spreads. There may also be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Money Market Instruments Risk. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. If a significant amount of the Fund's assets are invested in money market instruments, it will be more difficult for the Fund to achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a money market fund. Money market funds other than government money market funds or retail money market funds “float” their NAV instead of using a stable $1.00 per share price.
Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers or to a single economic, political or regulatory occurrence affecting these issuers.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties,
10

failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Risk of Investing in ETPs. Through the Fund’s investments in ETPs, which may be affiliated or unaffiliated with the Fund, the Fund is subject to the risks associated with the ETPs’ investments, including the possibility that the value of the gold held by or linked to an ETP could decrease. An ETP’s investment in OTC or exchange-traded derivatives on gold bullion will subject the Fund to risks associated with investments in derivatives.
The Fund has no control over the investments and related risks taken by the ETPs in which it invests. Thus, the Fund’s exposure to particular risks of an ETP generally will be proportionate to the Fund’s allocation to the ETP. The ETPs in which the Fund may invest may be passive investment vehicles. In such cases, their shares may be adversely affected by losses that, if actively managed, might have been possible to avoid.
The price of ETP shares are subject to the risks associated with investing in the securities market. This means that the price of ETP shares owned by the Fund may fluctuate, sometimes rapidly or unpredictably. The value of the Fund’s investment in ETPs is generally based on secondary market prices and, as such, the Fund may suffer losses due to developments in the security markets, the failure of an active trading market to develop, trading halts or de-listings. The ETPs in which the Fund may invest may decline in value due to factors affecting securities markets generally or the price of gold and may trade at prices, above or below their NAV, which will fluctuate with changes in the market value of gold. Although ETPs will be listed for trading on a market, a lack of an active trading market may result in losses on investment at the time of disposition of ETP shares.
An investment in the Fund may entail more direct and indirect costs and expenses than a direct investment in an ETP. For example, the Fund may indirectly pay a portion of the expenses (including operating expenses and management fees) incurred by the underlying ETPs in addition to its own expenses. To the extent that the expense ratio of an ETP in which the Fund invests changes or the Fund’s allocation among the ETPs changes from time to time, the weighted average operating expenses borne by the Fund may increase or decrease.
BFA may also receive management or other fees paid by its affiliated ETPs. Because the amount of the fees to be retained by BFA may differ depending upon the ETPs in which the Fund invests, there may be a conflict of interest for BFA in selecting affiliated ETPs. In addition, BFA may have an incentive to take into account the effect on an affiliated ETP in which the Fund may invest in determining whether, and under what circumstances, to purchase or sell shares in that affiliated ETP. BFA may receive greater compensation in connection with an affiliated ETP than with an unaffiliated ETP. Any differential in compensation may create a financial incentive on the part of BFA in selecting an affiliated ETP over an unaffiliated ETP.
11

Risk of Investing in the Gold Trust. To the extent the Fund invests a portion of its assets in the Gold Trust, which seeks to reflect generally the performance of the price of gold, the Fund is subject to the risks associated with the Gold Trust, including the possibility that the market price of its shares could decrease. The value of the Fund’s investment in the Gold Trust may fluctuate, sometimes rapidly or unpredictably.
The value of Gold Trust’s shares may be adversely affected by actual or perceived disruptions or lack of confidence in the gold price benchmark used to value the Gold Trust’s gold. The amount of gold represented by each of its shares will decrease over the life of the Gold Trust due to the sales of gold necessary to pay the fees of the Gold Trust’s sponsor and the Gold Trust’s expenses not otherwise assumed by the Gold Trust’s sponsor. Without increases in the price of gold sufficient to compensate for that decrease, the price of the Gold Trust’s shares will also decline.
The Gold Trust is not registered as an investment company for purposes of federal securities laws and is not a commodity pool for purposes of the CEA. As such, the Fund, as an owner of beneficial interests in the shares of the Gold Trust, will not have the protections normally associated with ownership of shares in an investment company registered under the 1940 Act or the protections afforded by the CEA.
The Gold Trust is sponsored by an affiliate of BFA that receives a fee in exchange for assuming certain administrative and marketing expenses of the Gold Trust, which may create a conflict of interest for BFA in determining whether, and under what circumstances, to purchase or sell shares in the Gold Trust.
Risk of Investing in Gold. The Fund has a substantial exposure to gold through its investments in the Gold Investments. Thus, the Fund’s portfolio may be adversely affected by changes or trends in the price of gold. The price of gold and of gold-related instruments historically has been volatile. Governments, central banks, or other large holders can influence the production and sale of gold, which may adversely affect the supply and price of gold, and thus, the performance of the Fund. Unpredictable economic, financial, social, and political factors may also affect the price of gold.
Investments related to gold are considered to be speculative. Prices of gold may fluctuate sharply over short periods of time due to, among others: (i) changes in inflation or expectations regarding inflation in various countries; (ii) the availability of supply; (iii) changes in demand; (iv) investment speculation and political uncertainty; and (v) monetary and other economic policies of various governments.
The Fund also invests in gold bullion through ETPs. Gold bullion may depreciate in value and does not generate income unlike other investments, which may pay dividends or make other current payments. Also, as compared to other investments, ETPs may have higher custody and transaction costs.
Risk of Investing in the U.S. A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as on the value of certain securities. In addition, a continued rise in the U.S. public debt level or the imposition of U.S. austerity measures may adversely
12

affect U.S. economic growth and the securities to which the Fund has exposure.
The U.S. has developed increasingly strained relations with a number of foreign countries. If relations with certain countries continue to worsen, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord. If this trend were to continue, it may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.
Risk of Swap Agreements. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may be subject to illiquidity risk, and it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses. Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free.
Small Fund Risk. When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. If the Fund were to be required to delist from the listing exchange, the value of the Fund may rapidly decline and performance may be negatively impacted. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Subsidiary Risk. In compliance with Subchapter M of the Internal Revenue Code, the Fund may invest up to 25% of its total assets in the Subsidiary, as determined at the end of each of the Fund’s fiscal quarters. By investing in a Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Gold Investments that may be held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in the Prospectus, is not subject to the investor protections of the 1940 Act. The Trust’s Board of Trustees (the “Board”) has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Subsidiary’s financial statements will be consolidated with the Fund’s financial statements that are included in the Fund’s Annual and Semi-Annual Reports to shareholders.
Tax Risk. The Fund invests in commodity-linked derivatives indirectly through the Subsidiary because income from these investments, if made directly, might not be treated as “qualifying income” for purposes of the Fund qualifying as a RIC for U.S. federal income tax purposes. Based on final regulations issued by the IRS on which taxpayers may rely for taxable years beginning after September 28, 2016, the Fund expects its income with respect to the Subsidiary to be qualifying income. In the future, if the IRS issues new regulations or other guidance, or Congress enacts
13

legislation, limiting the circumstances in which the Fund’s income with respect to the Subsidiary will be considered “qualifying income,” the Fund might be required to make changes to its operations, which could reduce the Fund’s ability to gain investment exposure to commodities. Fund shareholders could also experience adverse tax consequences in such circumstances. Moreover, changes in the laws of the U.S. and/or the Cayman Islands could result in the inability of the Fund and/or Subsidiary to operate as described in the Prospectus and in the SAI, and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains taxes, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely experience decreased investment returns.
Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund's valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. Because non-U.S. exchanges may be open on days when the Fund does not price its shares, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities or other instruments may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or other instruments or used a different valuation methodology. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators that are now in effect require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to the Fund.
Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in
14

seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments or the lack of an active market for such securities or instruments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. Illiquid investments may be harder to value, especially in changing markets. If the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.
Risk of Investing in Precious Metals. Prices of precious metals and of precious metal-related financial instruments historically have been very volatile. The high volatility of precious metal prices may adversely affect the prices of financial instruments that derive their value from the price of underlying precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metal-related financial instruments include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.
Some precious metals mining operation companies may hedge, to varying degrees, their exposure to falls in precious metals prices by selling forward future production. This may affect prices of precious metals-related financial instruments, which in turn may limit the Fund’s ability to benefit from future increases in the price of precious metals, thereby lowering returns to the Fund.
Additionally, increased environmental or labor costs may depress the value of mining and metal investments.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the
15

ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. The capacity of the Fund to make investments in certain securities may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings.
For example, in certain circumstances where the Fund invests in securities issued by companies that operate in certain regulated industries or in certain emerging or international markets, is subject to corporate or regulatory ownership restrictions, or invests in certain futures or other derivative transactions, there may be limits on the aggregate and/or fund-level amount invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities and other assets is available in the Fund's SAI. The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to portfolio securities and other assets. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities, commodities or other financial instruments and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust). For the avoidance of doubt, extraordinary expenses do not include expenses related to the organization of any subsidiary for the Fund or the ongoing corporate expenses of maintaining such subsidiary.
For its investment advisory services to the Fund, BFA is paid a management fee from the Fund based on a percentage of the Fund's average daily net assets, at the annual
16

rate of 0.25%. BFA also serves as investment adviser to the Subsidiary. No fee will be paid to BFA for the advisory services that it provides to the Subsidiary. BFA has contractually agreed to waive a portion of its management fees in an amount equal to the Acquired Fund Fees and Expenses, if any, attributable to the Fund's investments in other ETPs sponsored by BFA or its affiliates and other funds advised by BFA or its affiliates through February 29, 2024, provided that the waiver be no greater than the Fund's management fee of 0.25%. The fee waiver information provided in the annual fund operating expenses table reflects the fees that will be waived consistent with the contractual waiver. It is not necessarily identical to the amount of fees that had been waived by BFA as shown in the financial highlights of the Funds' annual report. The contractual waiver may be terminated prior to February 29, 2024 only upon written agreement of the Trust and BFA. In addition, BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of December 31, 2019, BFA and its affiliates provided investment advisory services for assets in excess of $7.43 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities. BFA is considered a “commodity pool operator” with respect to the Fund under the CEA and is therefore subject to regulation by the SEC and the CFTC with respect to the Fund.
A discussion regarding the basis for the approval by the Board of the Investment Advisory Agreement with BFA is available in the Fund's Annual Report for the period ended October 31.
From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.
Portfolio Managers. Alan Mason, Richard Mejzak, Greg Savage and Amy Whitelaw are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, developing and implementing the Fund’s investment process and investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities. The following information provides additional information about each portfolio manager and member of the iShares Global Investment Research Team.
17

Alan Mason has been employed by BFA or its affiliates as a portfolio manager since 1991. Mr. Mason has been a Portfolio Manager of the Fund since 2018.
Richard Mejzak has been with BlackRock since 1990, including his years with Merrill Lynch Investment Managers, which was acquired by BlackRock in 2006. Mr. Mejzak became a portfolio manager for BFA in 2012. Mr. Mejzak has been a Portfolio Manager of the Fund since 2018.
Greg Savage has been employed by BFA or its affiliates as a senior portfolio manager since 2006. Prior to that, Mr. Savage was a portfolio manager from 2001 to 2006 for Barclays Global Fund Advisors (“BGFA”). Mr. Savage has been a Portfolio Manager of the Fund since 2018.
Amy Whitelaw has been with BlackRock since 1999, including her years with BGI, which merged with BlackRock in 2009. Ms. Whitelaw has been employed by BFA or its affiliates as a portfolio manager since 2009 and has been a Portfolio Manager of the Fund since 2019.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), The PNC Financial Services Group, Inc. (which, through a subsidiary, has a significant economic interest in BlackRock) and its subsidiaries (each with The PNC Financial Services Group, Inc., an “Entity” and collectively, the “Entities”), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA, its Affiliates and the Entities provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA, its Affiliates and the Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates or Entities act, or may act, as an investor, investment banker, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, market maker, trader, prime broker, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which an Affiliate or an Entity performs or seeks to perform investment banking or other services. Specifically, the Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate or an Entity has
18

developed or is trying to develop investment banking relationships or in which an Affiliate or an Entity has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate or an Entity provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate or an Entity provides or may in the future provide research coverage. An Affiliate or an Entity may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund's portfolio investment transactions. BFA or one or more Affiliates or Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act). The trading activities of BFA and these Affiliates or Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate or an Entity having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or an Entity or its or their directors, officers or employees or other clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA, its Affiliates or Entities may adversely impact the Fund. Transactions by one or more clients or by BFA, its Affiliates or Entities or their directors, officers or employees, may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to BFA, one or more Affiliates or Entities and/or their internal policies designed to comply with such restrictions.
The activities of BFA, its Affiliates and Entities and their respective directors, officers or employees, may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
19

Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “IAUF.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity of the underlying securities or other assets held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities or other assets.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities and other assets after the close of the primary markets for the Fund’s portfolio securities or assets and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day,
20

Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is Cboe BZX Exchange, Inc. (“Cboe BZX”).
Section 12(d)(1) of the 1940 Act restricts investments by investment companies, including foreign investment companies, in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities or assets held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (i) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers and (ii) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board.
21

Equity investments and other instruments for which market quotations are readily available, as well as investments in an underlying fund, if any, are valued at market value, which is generally determined using the last reported official closing price or, if a reported closing price is not available, the last traded price on the exchange or market on which the security is primarily traded at the time of valuation.
To the extent that the Fund invests in non-U.S. securities, foreign currency exchange rates with respect to the portfolio securities denominated in non-U.S. currencies are generally determined as of 4:00 p.m., London time. Non-U.S. securities held by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s NAV may change on days when Authorized Participants will not be able to purchase or redeem Fund shares.
Generally, trading in U.S. Treasury futures, non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities and other assets used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the closing market price of one or more assets or liabilities held by the Fund.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used.
22

Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a RIC or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates.However, given the Fund's investment objective and strategies, the Fund generally does not expect its distributions to be treated as qualified dividend income. Long-term capital gains and qualified dividend income are generally eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. Because the Fund may have a higher portfolio turnover than funds that seek to replicate the performance of an index, the Fund may, in comparison to such other funds, realize and distribute a higher amount of taxable realized capital gain. In addition, a 3.8% U.S. federal Medicare contribution tax is
23

imposed on “net investment income,” including, but not limited to, interest, dividends, and net gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly) and of estates and trusts.
In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Dividends, interest and capital gains earned by the Fund with respect to securities issued by non-U.S. issuers may give rise to withholding, capital gains and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of non-U.S. stocks or securities (generally, for this purpose, depositary receipts, no matter where traded, of non-U.S. companies are treated as “non-U.S.”), generally the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
For purposes of foreign tax credits for U.S. shareholders of the Fund, foreign capital gains taxes may not produce associated foreign source income, limiting the availability of such credits for U.S. persons.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into
24

agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership unless certain exceptions apply.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's distributor, BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities,
25

assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund generally offers Creation Units partially for cash, but may, in certain circumstances, offer Creation Units solely for cash or solely in-kind. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund may accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For
26

delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
27

Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 1 University Square Drive, Princeton, NJ 08540.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
28

Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)
	iShares Gold Strategy ETF
	Year Ended 10/31/19	Period From 06/06/18(a) to 10/31/18
Net asset value, beginning of period	$ 46.76	$50.00
Net investment income(b)	0.82	0.27
Net realized and unrealized gain (loss)(c)	10.20	(3.51)
Net increase (decrease) from investment operations	11.02	(3.24)
Distributions (d)
From net investment income	(0.37)	—
Total distributions	(0.37)	—
Net asset value, end of period	$ 57.41	$ 46.76
Total Return
Based on net asset value	23.74%	(6.48)% (e)
Ratios to Average Net Assets
Total expenses	0.25%	0.25% (f)
Total expenses after fees waived	0.18%	0.19% (f)
Net investment income	1.58%	1.45% (f)
Supplemental Data
Net assets, end of period (000)	$ 8,612	$ 4,676
Portfolio turnover rate(g)	47%	13% (e)
(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Not annualized.
(f) Annualized.
(g) Portfolio turnover rate excludes in-kind transactions.
29

Disclaimers
Bloomberg and the Bloomberg Composite Gold Index are trademarks or service marks of Bloomberg Index Services Limited and its affiliates (collectively, “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary right in the Bloomberg Composite Gold Index. Bloomberg does not guarantee the timeliness, accuracy or completeness of any data or information relating to the Bloomberg Composite Gold Index. Bloomberg makes no warranty, express or implied, as to the Bloomberg Composite Gold Index or any data or values relating thereto or results to be obtained therefrom, and expressly disclaims all warranties of merchantability and fitness for a particular purpose with respect thereto. Bloomberg reserves the right to change the methods of calculation or publication, or to cease the calculation or publication, of the Bloomberg Composite Gold Index, and Bloomberg shall not be liable for any miscalculation of or any incorrect, delayed or interrupted publication with respect to the Bloomberg Composite Gold Index. It is not possible to invest directly in an index. Back-tested performance is not actual performance. To the maximum extent allowed by law, Bloomberg, its licensors, and its and their respective employees, contractors, agents, suppliers and vendors shall have no liability or responsibility whatsoever for any injury or damages - whether direct, indirect, consequential, incidental, punitive or otherwise - arising in connection with the Bloomberg Composite Gold Index or any data or values relating thereto - whether arising from their negligence or otherwise. Nothing in Bloomberg Composite Gold Index shall constitute or be construed as an offering of financial instruments or as investment advice or investment recommendations (i.e., recommendations as to whether or not to “buy,” “sell,” “hold,” or to enter or not to enter into any other transaction involving any specific interest or interests) by Bloomberg or its affiliates or a recommendation as to an investment or other strategy by Bloomberg or its affiliates. Data and other information available via the Bloomberg Composite Gold Index should not be considered as information sufficient upon which to base an investment decision. All information provided by the Bloomberg Composite Gold Index is impersonal and not tailored to the needs of any person, entity or group of persons. Bloomberg and its affiliates do not express an opinion on the future or expected value of any security or other interest and do not explicitly or implicitly recommend or suggest an investment strategy of any kind.
Shares of the Fund are not sponsored, endorsed or promoted by Cboe BZX. Cboe BZX makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to achieve its investment objective. Cboe BZX is not responsible for, nor has it participated in, the determination of the Fund's investments, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. Cboe BZX has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
30

Without limiting any of the foregoing, in no event shall Cboe BZX have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
31

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Want to know more?
iShares.com     |    1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2020 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK® are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-22649
IS-P-IAUF-0820

February 28, 2020
(as revised August 17, 2020)

2020 Prospectus
iShares U.S. ETF Trust
•	iShares Inflation Hedged Corporate Bond ETF | LQDI | CBOE BZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.
You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.
The SEC and Commodity Futures Trading Commission (“CFTC”) have not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.
i

[THIS PAGE INTENTIONALLY LEFT BLANK]

iSHARES® INFLATION HEDGED CORPORATE BOND ETF
Ticker: LQDI	Stock Exchange: Cboe BZX
Investment Objective
The iShares Inflation Hedged Corporate Bond ETF (the “Fund”) seeks to mitigate the inflation risk of a portfolio composed of U.S. dollar-denominated, investment-grade corporate bonds.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares U.S. ETF Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and extraordinary expenses. The Fund may incur “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses reflect the Fund's pro rata share of the fees and expenses incurred by investing in other investment companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. BFA, the investment adviser to the Fund, has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares iBoxx $ Investment Grade Corporate Bond ETF (“LQD” or the “Underlying Fund”), after taking into account any fee waivers by LQD, plus 0.05% through February 28, 2023. The contractual waiver may be terminated prior to February 28, 2023 only upon written agreement of the Trust and BFA.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver	Total Annual Fund Operating Expenses After Fee Waiver
0.20%	None	None	0.14%	0.34%	(0.15)%	0.19%
S-1

Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$19	$61	$143	$384
Portfolio Turnover. The Fund and the Underlying Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate for the Fund or the Underlying Fund may indicate higher transaction costs and may cause the Fund or the Underlying Fund to incur increased expenses. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example (except costs to the Underlying Fund included as part of Acquired Fund Fees and Expenses), affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. To the extent the Underlying Fund incurs costs from high portfolio turnover, such costs may have a negative effect on the performance of the Fund.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in the Underlying Fund, U.S. dollar-denominated investment-grade corporate bonds, in one or more other underlying funds that principally invest in investment-grade corporate bonds, and in inflation swaps. The Fund intends to invest a substantial portion of its assets in the Underlying Fund. The Fund attempts to mitigate the inflation risk of the underlying securities or the Underlying Fund (as determined by BFA) primarily through the use of inflation swaps (i.e., contracts in which the Fund will make fixed-rate payments based on notional amount while receiving floating-rate payments determined from an inflation index), which are managed on an active basis. The Fund may also invest in other instruments designed to transfer inflation risk from one party to another, including but not limited to Treasury Inflation Protected Securities (“TIPS”), total return swaps, credit default swaps, interest rate swaps and U.S. Treasury futures (collectively with inflation swaps, “inflation hedging instruments”). The Fund’s investments in inflation hedging instruments are not intended to mitigate credit risk or other factors influencing the price of investment-grade corporate bonds, which may have a greater impact on the bonds' returns than inflation rates. Moreover, to the extent that inflation risk has been priced into the investment-grade corporate bonds owned by the Fund or the Underlying Fund, the Fund will underperform the Underlying Fund even during inflationary periods.

S-2

The Fund is an actively managed exchange-traded fund (“ETF”) that does not seek to replicate the performance of a specified index.
The Fund may also invest in other ETFs (including the Underlying Fund and other iShares funds), U.S. government securities, futures, options and swap contracts, short-term paper, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates.
The Fund may have a higher degree of portfolio turnover than funds that seek to replicate the performance of an index.
The Fund may lend securities from its portfolio representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below (either directly or through its investments in the Underlying Fund), any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. Unlike many ETFs, the Fund is not an index-based ETF. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Class Risk. Securities and other assets in the Fund's or the Underlying Fund's portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.
Assets Under Management (AUM) Risk. From time to time, an Authorized Participant (as defined in the Creations and Redemptions section of this prospectus (the “Prospectus”)), a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, or a fund may invest in the Fund and hold its investment for a specific period of time to allow the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund or the Underlying Fund may “call” or repay the security before its stated maturity, and the Fund
S-3

or the Underlying Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund's or Underlying Fund's income, or in securities with greater risks or with other less favorable features.
Cash Management Risk. If a significant amount of the Fund’s assets are invested in cash and cash equivalents, it will be more difficult for the Fund to achieve its investment objective. The Fund may underperform other funds that do not similarly invest in cash and cash equivalents for investment purposes and/or to collateralize derivative instruments.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's or the Underlying Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Consumer Staples Sector Risk. The consumer staples sector may be affected by, among other things, marketing campaigns, changes in consumer demands, government regulations and changes in commodity prices.
Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s or
Underlying Fund's investment in that issuer. The degree of credit risk depends on an issuer's or counterparty's financial condition and on the terms of an obligation.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund or the Underlying Fund, the Fund's or the Underlying Fund's adviser, distributor, or other service providers (including the benchmark provider), market makers, Authorized Participants, hedging counterparties to the Fund or the issuers of securities in which the Fund or the Underlying Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s service providers, market makers, Authorized Participants, hedging counterparties to the Fund or issuers of securities in which the Fund or the Underlying Fund invests.
Derivatives Risk. The Fund’s or Underlying Fund's use of derivatives may reduce the Fund’s or Underlying Fund's returns or increase volatility. Volatility is defined as the characteristic of a security, a currency, an index or a market to fluctuate significantly in price within a short time period. Derivatives may also be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Counterparty risk for over-the-counter (“OTC”) derivatives is generally higher than that
S-4

for derivatives traded on an exchange or through a clearing house. A risk of the Fund’s or Underlying Fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the value of the underlying asset, the performance of the asset class to which the Fund or Underlying Fund seeks exposure or the performance of the overall markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund or Underlying Fund to sell or otherwise close a derivatives position could expose the Fund or Underlying Fund to losses and could make derivatives more difficult for the Fund or Underlying Fund to value accurately. The Fund or Underlying Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, or movements between the time of periodic reallocations of Fund or Underlying Fund assets, which losses are potentially unlimited. Certain derivatives may give rise to a form of leverage and may expose the Fund or Underlying Fund to greater risk and increase its costs. The impact of U.S. and global regulation of derivatives may make derivatives more costly, may limit the availability of derivatives, may delay or restrict the exercise by the Fund or Underlying Fund of termination rights or remedies upon a counterparty default under derivatives held by the Fund or Underlying Fund (which could result in losses), or may otherwise adversely affect the value or performance of derivatives.
Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, and decreased liquidity in credit markets. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. The impact of changes in capital requirements and recent or future regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.
Geographic Risk. A natural disaster could occur in a geographic region in which the Fund or the Underlying Fund invests, which could adversely affect the economy or the business operations of companies in the specific geographic region, causing an adverse impact on the Fund's or the Underlying Fund's investments in, or which are exposed to, the affected region.
Hedging Risk. The Fund seeks to mitigate the potential impact of inflation on the performance of investment-grade corporate bonds by investing in inflation hedging instruments. The Fund’s use of inflation hedging instruments is intended solely to mitigate inflation risk and is not intended to mitigate credit risk, interest rate risk, or other factors influencing the price of investment-grade corporate bonds, which may have a greater impact on the bonds’ returns than inflation. There is no guarantee that the Fund’s positions in inflation hedging instruments will completely eliminate the inflation risk of the long positions in investment-grade corporate bonds. In addition, when interest rates rise above
S-5

the inflation rate, the Fund’s investments will generally underperform a portfolio comprised solely of the investment-grade corporate bonds. In certain low inflation rate environments, the Fund’s hedging strategy could result in disproportionately larger losses in the positions in inflation hedging instruments as compared to gains in the long investment-grade corporate bond positions attributable to interest rate changes. The Fund only seeks to hedge the impact of inflation and, as a result, if floating interest rates rise above the inflation-linked rates, the Fund will not be hedged. There is no guarantee the Fund will have positive returns, even in environments of sharply rising inflation rates in which the Fund’s positions in inflation hedging instruments might be expected to mitigate the effects of such rises. The Fund will incur expenses when entering into positions in inflation hedging instruments. Moreover, to the extent that inflation risk has been priced into the investment-grade corporate bonds owned by the Fund or the Underlying Fund, the Fund will underperform the Underlying Fund even during inflationary periods.
Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.
Income Risk. The Fund’s income may decline when interest rates fall because the Fund may hold a significant portion of short duration securities and/or securities that have floating or variable interest rates. The Fund’s income may decline because the Fund invests in lower yielding bonds, and as the bonds in its portfolio mature, are near maturity or are called, the Fund needs to purchase additional bonds.
Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic impacts. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. These events will have an impact on the Fund and its investments and could impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s NAV. Other infectious illness outbreaks in the future may result in similar impacts.
Inflation-Linked Instruments Risk. There can be no assurance that the Consumer Price Index (“CPI”), which typically is referenced by inflation swaps, or any other inflation index will accurately measure the rate of inflation
S-6

experienced in the U.S. or the rate of expected future inflation reflected in the prices and yields of bonds held by the Fund. CPI swaps may cause the Fund’s NAV and returns to be more volatile and expose the Fund to counterparty risk. The Fund could lose money on both the inflation hedging instruments and the investment-grade corporate bonds, and the present value of the Fund’s portfolio investments could decrease if inflation increases.
Inflation Risk. The Fund seeks to mitigate many of the adverse impacts of inflation on investment-grade corporate bonds held by the Fund and their issuers primarily through the use of swaps linked to the CPI. The CPI is a measure that examines the weighted average of prices of a basket of consumer goods and services, and measures changes in the purchasing power of the U.S. dollar and the rate of inflation. CPI swaps will not mitigate inflation risk regarding distributions made by the Fund itself.
By entering into a CPI swap, the Fund effectively turns the inflation component of the bonds held by the Fund or the Underlying Fund from fixed rates into floating rates. The Fund will lose money on the CPI swap and underperform if inflation is lower than the expected rate being hedged. The Fund will benefit from a CPI swap if actual inflation (as measured by the CPI) during the time period in which the Fund holds the swap is the same or greater than the level of inflation expected for that period. However, if actual inflation (as measured by the CPI) is less than the rate of inflation expected for that period, the Fund generally will lose money on the CPI swap and underperform the Underlying
Fund as a result of having entered into the CPI swap.
Interest Rate Risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very low, or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. An increase in interest rates will generally cause the value of securities held by the Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments, including those held by the Fund. The historically low interest rate environment heightens the risks associated with rising interest rates.
In order to hedge the risk of interest rate increases due to inflation, the Fund will take positions in inflation hedging instruments. As a result, when the rate of inflation does not increase or when interest rates increase or decrease inversely to changes in the rate of inflation, the Fund will underperform the Underlying Fund. There is no guarantee that the Fund or Underlying Fund will have positive performance even in environments of sharply rising inflation. There is no guarantee that the Fund or
S-7

Underlying Fund will be able to successfully mitigate inflation risk or that bond values and interest rates will match changes in inflation rates.
Interest Rate Swap Risk. Interest rate swaps are subject to risks applicable to swaps generally, including the risk that a counterparty fails to meet its obligations and the risk that the Fund is not able to liquidate such swap in a timely manner or at all, which could result in losses to the Fund. Because the Fund will invest in swaps that are subject to central clearing, these swaps are subject to the risk that a central clearinghouse will go into bankruptcy or become non-operational, and sometimes involve increased transaction costs. Counterparties to OTC swaps are not subject to these risks. An interest rate swap may fail to perform as intended and may not offset adverse changes in interest rates fully or at all. An interest rate swap may also reduce the Fund’s gains due to favorable changes in interest rates and result in losses to the Fund. Counterparties to interest rate swaps are subject to manipulation in the marketplace of the reference benchmark rate, which may affect the utility of the swap as a hedge.
Investment in the Underlying Fund Risk. The Fund expects to invest a substantial portion of its assets in the Underlying Fund, so the Fund’s investment performance is likely to be directly related to the performance of the Underlying Fund, adjusted for the impact of changes in the rate of inflation. The Fund’s NAV will change with changes in the value of the Underlying Fund and other securities and instruments in which the Fund invests based on their market valuations. An investment in the Fund will entail more costs and expenses than a direct investment in the Underlying Fund.
As the Fund’s allocations to the Underlying Fund change from time to time, or to the extent that the expense ratio of the Underlying Fund changes, the weighted average operating expenses borne by the Fund may increase or decrease.
Through its investment in the Underlying Fund, the Fund is exposed to Management Risk, Market Risk, and Market Trading Risk, among other risks.
Issuer Risk. The performance of the Fund depends on the performance of individual instruments to which the Fund or the Underlying Fund has exposure.The Fund may be adversely affected if an issuer of underlying securities held by the Fund or the Underlying Fund is unable or unwilling to repay principal or interest when due. Changes in the financial condition or credit rating of an issuer of those securities or counterparty on other instruments may cause the value of the securities or instruments to decline.
Management Risk. The Fund is subject to management risk, which is the risk that the investment process, techniques and risk analyses applied by BFA will not produce the desired results, and that securities selected by BFA may underperform the market or any relevant benchmark. In addition, legislative, regulatory, or tax developments may affect the investment techniques available to BFA in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
S-8

Market Risk. The Fund and the Underlying Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Market Trading Risk. The Fund and the Underlying Fund face numerous market trading risks, including the potential lack of an active market for their shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Unlike some ETFs that track specific indexes, the Fund does not seek to replicate the performance of a specified index. Index-based ETFs have generally traded at prices that closely correspond to NAV. However, ETFs that do not seek to replicate the performance of a specified index have a limited trading history and, therefore, there can be no assurance as to whether, and/or the extent to which an arbitrage mechanism will develop. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Money Market Instruments Risk. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. If a significant amount of the Fund's assets are invested in money market instruments, it will be more difficult for the Fund to achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money by investing in a money market fund. Money market funds other than government money market funds or retail money market funds “float” their NAV instead of using a stable $1.00 per share price.
Non-Diversification Risk. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers carry different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital.
Operational Risk. The Fund and the Underlying Fund are exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s or the Underlying Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund, the Underlying Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be
S-9

inadequate to address significant operational risks.
Prepayment Risk. During periods of falling interest rates, issuers of certain debt obligations may repay principal prior to the security’s maturity, which may cause the Fund or the Underlying Fund to have to reinvest in securities with lower yields or higher risk of default, resulting in a decline in the Fund’s income or return potential.
Privately Issued Securities Risk. The Fund or the Underlying Fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended (“1933 Act”). Privately issued securities are securities that have not been registered under the 1933 Act and as a result may be subject to legal restrictions on resale. Privately issued securities are generally not traded on established markets. As a result of the absence of a public trading market, privately issued securities may be deemed to be illiquid investments, may be more difficult to value than publicly traded securities and may be subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Fund.
Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund or the Underlying Fund has exposure.
Risk of Swap Agreements. A swap is a two-party contract that generally obligates each counterparty to exchange periodic payments based on a pre-determined underlying investment or notional amount and to exchange collateral to secure the obligations of each counterparty. Swaps may be leveraged and are subject to counterparty risk, credit risk and pricing risk. Swaps may be subject to illiquidity risk, and it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Securities Lending Risk. The Fund or the Underlying Fund may engage in securities lending. Securities lending involves the risk that the Fund or the Underlying Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund or the Underlying Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund or Underlying Fund.
Small Fund Risk. When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Tax Risk. The Fund invests in derivatives. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount
S-10

of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than as capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. Income from swaps is generally taxable. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the U.S. Internal Revenue Service (“IRS”).
Valuation Risk. The price the Fund or the Underlying Fund could receive upon the sale of a security or unwind of a financial instrument or other asset may differ from the Fund's or the Underlying Fund's valuation of the security or other asset, particularly for securities or other instruments that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other instruments in the Fund's or the Underlying Fund's portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund's or the Underlying Fund's shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund or the Underlying Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund or the Underlying Fund not fair-valued securities or used a different valuation methodology. The Fund’s or the Underlying Fund's ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
S-11

Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section of the Prospectus. If BFA had not waived certain Fund fees during certain periods, the Fund's returns would have been lower.
Year by Year Returns (Year Ended December 31)
The best calendar quarter return during the period shown above was 6.55% in the 1st quarter of 2019; the worst was 1.61% in the 3rd quarter of 2019.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
S-12

Average Annual Total Returns
(for the periods ended December 31, 2019)
	One Year	Since Fund Inception
(Inception Date: 5/8/2018)
Return Before Taxes	16.73%	8.24%
Return After Taxes on Distributions[1]	15.13%	6.69%
Return After Taxes on Distributions and Sale of Fund Shares[1]	9.85%	5.61%
Markit iBoxx® USD Liquid Investment Grade Inflation Hedged Index[2] (Index returns do not reflect deductions for fees, expenses, or taxes)	17.01%	8.35%

[1]	After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
[2]	The Markit iBoxx® USD Liquid Investment Grade Inflation Hedged Index is an unmanaged index that is designed to reflect the inflation hedged performance of U.S. dollar-denominated investment-grade corporate debt.
S-13

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since 2018.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
S-14

More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified index. Accordingly, the management team has discretion on a daily basis to manage the Fund's portfolio in accordance with the Fund's investment objective.
ETFs are funds that trade like other publicly-traded securities. Similar to shares of a mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.
Additional Information on the Investment Strategies. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in the Underlying Fund, in U.S. dollar-denominated investment-grade corporate bonds, in one or more underlying funds that principally invest in investment-grade corporate bonds, and in inflation swaps. The Fund intends to invest a substantial portion of its assets in the Underlying Fund. The Fund attempts to mitigate the inflation risk of the underlying securities or the Underlying Fund (as determined by BFA) primarily through the use of inflation swaps, which are managed on an active basis. The Fund may also invest in other inflation hedging instruments, including but not limited to, TIPS, total return swaps, credit default swaps, interest rate swaps and U.S. Treasury futures. The Fund’s investments in inflation hedging instruments are not intended to mitigate credit risk or other factors influencing the price of investment-grade corporate bonds, which may have a greater impact on the bonds' returns than inflation rates. The Fund’s 80% investment policy may be changed by the Fund’s Board of Trustees (the “Board”) upon 60 days’ notice to shareholders.
Investment Process. BFA utilizes a model-based proprietary investment process to assemble an investment portfolio comprised of (i) long positions in the Underlying Fund, (ii) long positions in U.S. dollar-denominated investment-grade corporate bonds, (iii) long positions in inflation-protected U.S. Treasury securities and (iv) positions in inflation swaps and other inflation hedging instruments. The positions in inflation hedging instruments are expected to have, in the aggregate, approximately equivalent duration to the underlying securities in the Underlying Fund and to the investment-grade corporate bonds. By taking these positions in inflation hedging instruments and
1

employing actively managed hedging techniques, BFA seeks to mitigate the potential impact of rising inflation on the performance of the Underlying Fund and the investment-grade corporate bonds (conversely also limiting the potential positive impact of falling interest rates, when the drop is not in tandem with inflation or a rise in interest rates for floating-rate bonds does not track changes in inflation rates). The positions in inflation hedging instruments are not intended to mitigate other factors influencing the price of investment-grade corporate bonds, such as credit risk, which may have a greater impact on the bonds’ returns than rising or falling interest rates. Such other factors often impact investment-grade corporate bond prices in an opposite way than interest rates, making it difficult to directly observe the impact of changes in interest rates on investment-grade corporate bonds. Relative to a long-only investment in the same investment-grade corporate bonds, the Fund’s investment strategy is designed to outperform in a rising inflationary environment and underperform in a falling inflationary environment. Performance of the Fund could be particularly poor in risk averse, flight-to-quality environments when it is common for investment-grade corporate bonds to decline in value and for interest rates to fall. In addition, the performance of the Fund depends on many factors beyond rising or falling inflation rates, such as the perceived level of credit risk in the investment-grade corporate bond positions and changes in interest rates that are not correlated with inflation. These factors may be as or more important to the performance of the Fund than the impact of inflation. As such, there is no guarantee that the Fund will have positive performance even in environments of sharply rising inflation rates in which the short positions might be expected to mitigate the effect of such rises. The Fund may be more volatile than a long-only position in the same investment-grade corporate bonds.
BFA periodically rebalances the Fund's portfolio to maintain the desired aggregate duration exposure. Occasionally, market conditions and/or large Fund cash flows may require more frequent adjustment of the duration exposures. During the rebalancing process, BFA may identify securities and other instruments in the portfolio that no longer meet the investment strategies of the Fund and may sell such securities or other instruments to better align the portfolio with the Fund's investment strategies.
In certain situations or market conditions, the Fund may temporarily depart from its normal investment process, provided that the alternative, in the opinion of BFA, is consistent with the Fund’s investment objective and is in the best interest of the Fund. For example, the Fund may hold a higher than normal proportion of its assets in cash in response to adverse market, economic or political conditions. However, BFA will not seek to actively time market movements.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. The Fund may be exposed to these risks directly or indirectly through the Fund's investments in the Underlying Fund. You could lose all or
2

part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Class Risk. The securities and other assets in the Fund’s or the Underlying Fund's portfolio may underperform in comparison to other securities or indexes that track other issuers, countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities may experience cycles of outperformance and underperformance in comparison to the general financial markets depending upon a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes or do not seek to hedge the rate of inflation.
Assets Under Management (AUM) Risk. From time to time, an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, or a fund may invest in the Fund and hold its investment for a specific period of time to allow the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened because ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that are less widely traded often involve greater settlement and operational issues and capital costs for Authorized Participants, which may limit the availability of Authorized Participants.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund or the Underlying Fund may “call” or repay the security before its stated maturity, and the Fund or the Underlying Fund may have to reinvest the proceeds in securities with lower yields or interest rates that would not benefit from the hedging strategies used by the Fund. This might result in a decline in the Fund’s income, or in the Fund holding bonds or exposure to bonds that is not hedged through the instruments used by the Fund to hedge inflation risk.
Cash Management Risk. To the extent the Fund holds cash, the Fund will earn reduced income (if any) on the cash and will be subject to the credit risk of the depository institution holding the cash and any fees imposed on large cash balances. If a significant amount of the Fund’s assets are invested in cash and cash equivalents, it will be more difficult for the Fund to achieve its investment objective. The Fund may
3

underperform other funds that do not similarly invest in cash and cash equivalents for investment purposes and/or to collateralize derivative instruments.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's or the Underlying Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers or counterparty or counterparties, representing a particular country, group of countries, region, market, industry, group of industries, sector or asset class. The Fund may be more adversely affected by the underperformance of those securities and/or other assets and other instruments, may experience increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those securities and/or other assets than a fund that does not concentrate its investments.
Consumer Staples Sector Risk. Companies in the consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and changes in the global economy, consumer spending and consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. Companies in the consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt instrument or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments when due or otherwise honor its obligations. There are varying degrees of credit risk, depending on an issuer’s or counterparty’s financial condition and on the terms of an obligation, which may be reflected in the issuer’s or counterparty’s credit rating. There is the chance that the Fund’s or the Underlying Fund's portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), or that the market’s perception of an issuer’s creditworthiness may worsen, potentially reducing the Fund’s or the Underlying Fund's income level or share price, which may adversely affect the value of the Fund. The Fund’s hedging strategy does not seek to mitigate credit risk.
Cybersecurity Risk. With the increased use of technologies such as the internet to conduct business, the Fund, the Underlying Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund or the Underlying Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s or the Underlying Fund's investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund and the Underlying Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software
4

coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Recently, geopolitical tensions may have increased the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity failures by or breaches of the systems of the Fund’s or the Underlying Fund's adviser, distributor and other service providers (including, but not limited to, index and benchmark providers, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants or the issuers of securities in which the Fund or the Underlying Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s or the Underlying Fund's ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund, the Underlying Fund or their service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyberattacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund or the Underlying Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund or the Underlying Fund in order to resolve or prevent cyber incidents in the future. While the Fund and the Underlying Fund have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful or that cyberattacks will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund or Underlying Fund, issuers in which the Fund or Underlying Fund invests, hedging counterparties to the Fund or Underlying Fund, market makers or Authorized Participants. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund’s or Underlying Fund's use of derivatives may reduce the Fund’s or Underlying Fund's returns or increase volatility. Volatility is defined as the characteristic of a security, a currency, an index or a market to fluctuate significantly in price within a short time period. Derivatives may also be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Counterparty risk for OTC derivatives is generally higher than that for derivatives traded on an exchange or through a clearing house. A risk of the Fund’s or Underlying Fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the value of the underlying asset, the performance of the asset class to which the Fund or Underlying Fund seeks exposure or the performance of the overall markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund or Underlying Fund to sell or otherwise close a derivatives position could expose the Fund or Underlying Fund to losses and could
5

make derivatives more difficult for the Fund or Underlying Fund to value accurately. The Fund or Underlying Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, or movements between the time of periodic reallocations of Fund or Underlying Fund assets, which losses are potentially unlimited. Certain derivatives may give rise to a form of leverage and may expose the Fund or Underlying Fund to greater risk and increase its costs. The impact of U.S. and global regulation of derivatives may make derivatives more costly, may limit the availability of derivatives, may delay or restrict the exercise by the Fund or Underlying Fund of termination rights or remedies upon a counterparty default under derivatives held by the Fund or Underlying Fund (which could result in losses), or may otherwise adversely affect the value or performance of derivatives.
Financials Sector Risk. Companies in the financials sector of an economy are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital they must maintain and, potentially, their size. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. Recently enacted legislation in the U.S. has relaxed capital requirements and other regulatory burdens on certain U.S. banks. While the effect of the legislation may benefit certain companies in the financials sector, increased risk taking by affected banks may also result in greater overall risk in the U.S. and global financials sector. The impact of changes in capital requirements, or recent or future regulation in various countries, on any individual financial company or on the financials sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financials sector is particularly sensitive to fluctuations in interest rates. The financials sector is also a target for cyberattacks, and may experience technology malfunctions and disruptions. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have reportedly caused losses to companies in this sector, which may negatively impact the Fund.
Geographic Risk. Some of the companies in which the Fund or the Underlying Fund invests are located in parts of the world that have historically been prone to natural disasters, such as earthquakes, tornadoes, volcanic eruptions, droughts, floods, hurricanes or tsunamis, and are economically sensitive to environmental events. Any such event may adversely impact the economies of these geographic areas or business operations of companies in these geographic areas, causing an adverse impact on the value of the Fund or Underlying Fund.
6

Hedging Risk. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions, which entail additional transaction costs, will be effective.
The Fund seeks to mitigate the potential impact of rising inflation rates on the performance of investment-grade corporate bonds by investing in inflation hedging instruments. An inflation swap is a contract in which one party pays a floating rate linked to an inflation index on a notional amount and the other party pays a fixed rate. The positions are not intended to mitigate credit risk, interest rate risk or certain other factors influencing the price of investment-grade corporate bonds, which may have a greater impact on the bonds’ return than rising or falling inflation rates. There is no guarantee that the Fund’s positions in inflating hedging instruments will completely eliminate the inflation risk of the long positions in investment-grade corporate bonds. In addition, when interest rates fall, but inflation does not, investors may be better off in a long–only investment-grade investment than with an investment in the Fund. Performance of the Fund could be particularly poor in risk-averse, flight-to-quality environments when it is common for investment-grade corporate bonds and in deflationary environments. Furthermore, the Fund may be more volatile than a long-only investment in investment-grade corporate bonds. The Fund may contain a significant allocation to callable investment-grade corporate bonds, which are subject to call risk and prepayment risk (see Call Risk and Prepayment Risk); callable bonds may have lower sensitivity to interest rate declines than non-callable bonds or U.S. Treasury futures. There is no guarantee the Fund will have positive returns, even in environments of sharply rising inflation rates in which the Fund’s positions in inflation hedging instruments might be expected to mitigate the effects of such rises. Moreover, to the extent that inflation risk has been priced into the investment-grade corporate bonds owned by the Fund or the Underlying Fund, the Fund will underperform the Underlying Fund even during inflationary periods. The Fund will incur expenses when entering into positions in inflation hedging instruments. The use of hedging may result in certain adverse tax consequences, as noted in the Taxes section of the Prospectus.
Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments or the lack of an active market for such securities or instruments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be
7

no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. Illiquid investments may be harder to value, especially in changing markets. Although the Fund primarily seeks to redeem shares of the Fund on an in-kind basis, if the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.
Income Risk. The Fund’s income may decline if yields fall because the Fund or the Underlying Fund may hold a significant portion of short duration securities and/or securities that have floating or variable interest rates that do not benefit from the hedges entered into by the Fund. The Fund’s income may decline because the Fund or the Underlying Fund invests in lower yielding bonds as bonds in its portfolio mature, are near maturity or are called, or when the Fund or the Underlying Fund needs to purchase additional bonds. Hedges entered into by the Fund may not be effective to hedge inflationary risk and, in this case, the income of the Fund may fall because both the securities of the Fund drop in value and the value of the futures and swaps held by the Fund decline.
Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus that was first detected in December 2019 has spread globally. The impact of this outbreak has adversely affected the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. The duration of the outbreak and its effects cannot be predicted with certainty. Any market or economic disruption can be expected to result in elevated tracking error and increased premiums or discounts to the Fund’s NAV.
■	General Impact. This outbreak has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, temporary closures of stores, restaurants and other commercial establishments, layoffs, defaults and other significant economic impacts, as well as general concern and uncertainty.
■	Market Volatility. The outbreak has also resulted in extreme volatility, severe losses, and disruptions in markets which can adversely impact the Fund and its investments, including impairing hedging activity to the extent a Fund engages in such activity, as expected correlations between related markets or instruments may no longer apply. In addition, to the extent the Fund invests in short-term instruments
8

that have negative yields, the Fund’s value may be impaired as a result. Certain issuers of equity securities have cancelled or announced the suspension of dividends. The outbreak has, and may continue to, negatively affect the credit ratings of some fixed income securities and their issuers.
■	Market Closures. Certain local markets have been or may be subject to closures, and there can be no assurance that trading will continue in any local markets in which the Fund may invest, when any resumption of trading will occur or, once such markets resume trading, whether they will face further closures. Any suspension of trading in markets in which the Fund invests will have an impact on the Fund and its investments and will impact the Fund’s ability to purchase or sell securities in such markets.
■	Operational Risk. The outbreak could also impair the information technology and other operational systems upon which the Fund’s service providers, including BFA, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform critical tasks relating to the Fund, for example, due to the service providers’ employees performing tasks in alternate locations than under normal operating conditions or the illness of certain employees of the Fund’s service providers.
■	Governmental Interventions. Governmental and quasi-governmental authorities and regulators throughout the world have responded to the outbreak and the resulting economic disruptions with a variety of fiscal and monetary policy changes, including direct capital infusions into companies and other issuers, new monetary policy tools, and lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of such policies, is likely to increase market volatility, which could adversely affect the Fund’s investments.
■	Pre-Existing Conditions. Public health crises caused by the outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally.
Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects.
Inflation-Linked Instruments Risk. The returns of CPI swaps and other inflation-linked instruments that may be used by the Fund to hedge inflation risk reflect a specified index of inflation measured by the CPI. There can be no assurance that the CPI or other inflation index used will accurately measure either the actual rate of inflation experienced in the U.S. or the rate of expected future inflation reflected in the prices and yields of bonds held by the Fund. As a result, the Fund’s inflation-hedging strategy may not perform as expected. CPI swaps may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions. CPI swaps create leverage because they rely on future payments, which may cause the Fund’s NAV and returns to be more volatile than they would be if the Fund had not used swaps. CPI swaps also expose the Fund to counterparty risk, which is the risk that the swap counterparty will not fulfill its contractual obligations. The Fund’s hedging strategy is not customized to particular bonds or investment instruments. As a result, there may be a mismatch between the CPI swaps (and other inflation-linked instruments) and the bonds held by the Fund that are being hedged. If
9

this were the case, the Fund could lose money on both the inflation hedging instruments and the bonds, and the present value of the Fund’s portfolio investments could decrease if inflation increases.
Inflation Risk. The Fund seeks to mitigate many of the adverse impacts of inflation on investment-grade corporate bonds held by the Fund and their issuers primarily through the use of swaps linked to the CPI. The CPI is a measure that examines the weighted average of prices of a basket of consumer goods and services, and measures changes in the purchasing power of the U.S. dollar and the rate of inflation. CPI swaps will not mitigate inflation risk regarding distributions made by the Fund itself.
By entering into a CPI swap, the Fund effectively turns the inflation component of the bonds held by the Fund or the Underlying Fund from fixed rates into floating rates. The Fund will lose money on the CPI swap and underperform if inflation is lower than the expected rate being hedged. The Fund will benefit from a CPI swap if actual inflation (as measured by the CPI) during the time period in which the Fund holds the swap is the same or greater than the level of inflation expected for that period. However, if actual inflation (as measured by the CPI) is less than the rate of inflation expected for that period, the Fund generally will lose money on the CPI swap and underperform the Underlying Fund as a result of having entered into the CPI swap.
Interest Rate Risk. As interest rates rise, the value of the fixed-income securities or other instruments held by the Fund is likely to decrease. A measure investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund’s investments to decline significantly, which would adversely affect the value of the Fund. An increase in interest rates may lead to heightened volatility in the fixed-income markets and adversely affect certain fixed-income investments, including those held by the Fund. In addition, decreases in fixed income dealer market-making capacity may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets.
The historically low interest rate environment was created in part by the world’s major central banks keeping their overnight policy interest rates at, near or below zero percent and implementing monetary policy facilities, such as asset purchase programs, to anchor longer-term interest rates below historical levels. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Certain countries have recently experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are set at low levels and the market prices of portfolio securities have increased, the Fund may have a very low, or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. Central banks
10

may increase their short-term policy rates or begin phasing out, or “tapering,” accommodative monetary policy facilities in the future. The timing, coordination, magnitude and effect of such policy changes on various markets is uncertain, and such changes in monetary policy may adversely affect the value of the Fund’s investments.
The Fund seeks to mitigate inflation risk, to the extent that increases are tied to inflation, by using inflation hedging instruments; such positions should increase in value in rising inflationary environments and should decrease in value in falling inflationary environments, thereby mitigating potential gains and losses in the Underlying Fund arising from changing rates of inflation. The Fund does not attempt to mitigate credit risk, interest rate risk generally or other factors, which may have a greater influence on returns of the Underlying Fund than inflation risk. Because the Fund’s inflationary hedge is reset on a periodic basis, inflation risk can develop intra-period. Furthermore, while the Fund is designed to hedge the inflation rate exposure of the Underlying Fund, it is possible that a degree of exposure may remain even at the time of rebalance.
Interest Rate Swap Risk. Interest rate swaps consist of an exchange between counterparties of their rights to receive interest payments based on a reference interest rate and typically involve the payment by one counterparty of a fixed rate in respect of a defined notional amount in exchange for receipt of a floating rate on the same notional amount, each having the same payment dates and payable in the same currency. Interest rate swaps are subject to risks applicable to swaps generally, including the risk that a counterparty fails to meet its obligations and the risk that the Fund is not able to liquidate such swap in a timely manner or at all, which could result in losses to the Fund. Because the Fund will invest in swaps that are subject to central clearing, these swaps are subject to the risk that a central clearinghouse will go into bankruptcy or become non-operational, and sometimes involve increased transaction costs. Counterparties to OTC swaps are not subject to these risks. The Fund’s use of interest rate swaps requires it to post collateral, which may restrict the Fund’s ability to otherwise invest such collateral and involves additional costs to the Fund. An interest rate swap may fail to perform as intended and may not offset adverse changes in interest rates fully or at all. An interest rate swap may also reduce the Fund’s gains due to favorable changes in interest rates and result in losses to the Fund. Counterparties to interest rate swaps are subject to manipulation in the marketplace of the reference benchmark rate, which may affect the utility of the swap as a hedge.
Investment in the Underlying Fund Risk. The Fund expects to invest a substantial portion of its assets in the Underlying Fund, so the Fund’s investment performance is likely to be directly related to the performance of the Underlying Fund, adjusted for the impact of changes in the rate of inflation. The Fund’s NAV will change with changes in the value of the Underlying Fund and other securities in which the Fund invests based on their market valuations. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Fund. For example, the Fund indirectly pays a portion of the expenses (including operating expenses and management fees) incurred by the Underlying Fund.
11

An investor in the Fund may receive taxable gains from portfolio transactions by the Underlying Fund, as well as taxable gains from transactions in shares of the Underlying Fund by the Fund.
Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund or the Underlying Fund has exposure. The Fund may be adversely affected if an issuer of underlying securities held by the Fund or an Underlying Fund is unable or unwilling to repay principal or interest when due. Any issuer of these securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures, credit deterioration of the issuer or other factors. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline. An issuer may also be subject to risks associated with the countries, states and regions in which the issuer resides, invests, sells products, or otherwise conducts operations.
Management Risk. The Fund is subject to management risk because it does not seek to replicate the performance of a specified index. BFA and the portfolio managers will utilize a proprietary investment process, techniques and risk analyses in making investment and hedging decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. In addition, legislative, regulatory, or tax developments may affect the investment techniques available to BFA in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Market Risk. The Fund and the Underlying Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Market risk arises mainly from uncertainty about future values of financial instruments and may be influenced by price, currency and interest rate movements. It represents the potential loss the Fund and the Underlying Fund may suffer through holding financial instruments in the face of market movements or uncertainty. The value of a security, asset or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. During a general market downturn, multiple asset classes may be negatively affected. Fixed-income securities and other instruments with short-term maturities are generally less sensitive to such changes than are fixed-income securities and other instruments with longer-term maturities. Changes in market conditions and interest rates will not have the same impact on all types of securities and other instruments.
12

Market Trading Risk
Absence of Active Market. Although shares of the Fund and the Underlying Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants.
Risk of Secondary Listings. The Fund's and the Underlying Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained, and may otherwise be made available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s or the Underlying Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund’s or the Underlying Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's or the Underlying Fund's shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund or Underlying Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund or the Underlying Fund may trade in the secondary market at times when the Fund or the Underlying Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund or the Underlying Fund accepts purchase and redemption orders. If the Fund purchases shares of the Underlying Fund at a time when the market price of Underlying Fund shares is at a premium to NAV or sells Underlying Fund shares when their market price is at a discount to NAV, the Fund may incur losses.
Secondary market trading in Fund or Underlying Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In addition, trading in Fund or Underlying Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market.
Shares of the Fund or the Underlying Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.
Shares of the Fund and the Underlying Fund May Trade at Prices Other Than NAV. Shares of the Fund and the Underlying Fund trade on stock exchanges at prices at, above or below the respective Fund’s most recent NAV. The NAV of the Fund and the Underlying Fund are calculated at the end of each business day and fluctuate with changes in the market value of the Fund’s or the Underlying Fund's holdings. The trading price of the Fund's and the Underlying Fund's shares fluctuates continuously throughout trading hours based on both market supply of and demand for their shares and the underlying
13

value of their portfolio holdings or NAV. As a result, the trading prices of the Fund’s and the Underlying Fund's shares may deviate significantly from NAV during periods of market volatility, including during periods of significant redemption requests or other unusual market conditions. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S OR THE UNDERLYING FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the NAV of the Fund or the Underlying Fund, as applicable, are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s or the Underlying Fund's shares normally will trade on stock exchanges at prices close to the Fund’s or the Underlying Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund or the Underlying Fund that differ significantly from their respective NAV. Authorized Participants may be less willing to create or redeem Fund or Underlying Fund shares if there is a lack of an active market for such shares or its underlying investments, which may contribute to the Fund’s or Underlying Fund's shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread”; that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread, which varies over time for shares of the Fund based on trading volume and market liquidity, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. In addition, increased market volatility may cause wider spreads. There may also be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Money Market Instruments Risk. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. If a significant amount of the Fund's assets are invested in money market instruments, it will be more difficult for the Fund to achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a money market fund. Money market funds other than government money market funds or retail money market funds “float” their NAV instead of using a stable $1.00 per share price.
14

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers or to a single economic, political or regulatory occurrence affecting these issuers.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, uncertainties of transnational litigation, and potential restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by non-U.S. issuers held by the Fund or the Underlying Fund. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Unfavorable political, economic or governmental developments in non-U.S. countries could affect the payment of a security’s principal and interest. Securities issued by non-U.S. issuers may also be less liquid than, and more difficult to value than, securities of U.S. issuers. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
Operational Risk. The Fund and the Underlying Fund are exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund's or the Underlying Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund, the Underlying Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Prepayment Risk. During periods of falling interest rates, issuers of certain debt obligations may repay principal prior to the security’s maturity, which may cause the Fund or the Underlying Fund to have to reinvest in securities with lower yields or higher risk of default, resulting in a decline in the Fund’s or the Underlying Fund's income or return potential. Also, if a security subject to prepayment had been purchased at a premium, the value of the premium would be lost in the event of prepayment.
Privately Issued Securities Risk. The Fund or the Underlying Fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S under the 1933 Act. Privately issued securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund or the Underlying
15

Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately issued security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund and the Underlying Fund, and its value may decline as a result.
Risk of Investing in the U.S. A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as on the value of certain securities. In addition, a continued rise in the U.S. public debt level or the imposition of U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the Fund or the Underlying Fund have exposure.
The U.S. has developed increasingly strained relations with a number of foreign countries. If relations with certain countries continue to worsen, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord. If this trend were to continue, it may have an adverse impact on the U.S. economy and many of the issuers in which the Fund or the Underlying Fund invests.
Risk of Swap Agreements. Swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may be subject to illiquidity risk, and it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses. Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free. All swaps require posting of collateral which may restrict the ability of the Fund to invest the assets in different ways and which involve costs to the Fund. Swaps provide customized contractual terms, which may not, in all cases, provide the hedging or other intended benefits.
Securities Lending Risk. The Fund or the Underlying Fund may engage in securities lending. Securities lending involves the risk that the Fund or the Underlying Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund or the Underlying Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund or the Underlying Fund. BlackRock Institutional Trust Company, N.A. (“BTC”), the Fund's securities lending agent, will take into account the tax impact to shareholders of substitute payments for dividends when managing the Fund's securities lending program.
16

Small Fund Risk. When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. If the Fund were to be required to delist from the listing exchange, the value of the Fund may rapidly decline and performance may be negatively impacted. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Tax Risk. The Fund invests in derivatives. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset or may have other adverse consequences. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than as capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. Income from swaps is generally taxable. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the IRS.
Valuation Risk. The price the Fund and the Underlying Fund could receive upon the sale of a security or unwind of a financial instrument or other asset may differ from the Fund's or the Underlying Fund's valuation of the security, instrument or other asset, particularly for securities or other instruments that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. Because non-U.S. exchanges may be open on days when the Underlying Fund does not price its shares, the value of the securities or other instruments in the Fund’s or the Underlying Fund's portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s or the Underlying Fund's shares. In addition, for purposes of calculating the Fund's NAV, the value of assets denominated in non-U.S. currencies is converted into U.S. dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies either directly or indirectly through the Fund's investments in the Underlying Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators that are now in effect require counterparties that are part of U.S.
17

or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to the Fund.
Communication Services Sector Risk. The communication services sector consists of both companies in the telecommunication services industry as well as those in the media and entertainment industry. Examples of companies in the telecommunication services industry group include providers of fiber-optic, fixed-line, cellular and wireless telecommunications networks. Companies in the media and entertainment industry group encompass a variety of services and products including television broadcasting, gaming products, social media, networking platforms, online classifieds, online review websites, and Internet search engines. Companies in the communication services sector may be affected by industry competition, substantial capital requirements, government regulation, and obsolescence of communications products and services due to technological advancement. Fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company's profitability. In addition, while all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
The communication services sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of communications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. The communications services industry can also be significantly affected by intense competition for market share, including competition with alternative technologies such as wireless communications, product compatibility and standardization, consumer preferences, rapid product obsolescence, research and development of new products, lack of standardization or compatibility with existing technologies, and a dependency on patent and copyright protections. Companies in the communication services sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain communications companies obsolete.
Telecommunications providers with exposure to the U.S. are generally required to obtain franchises or licenses in order to provide services in a given location. Licensing
18

and franchise rights in the telecommunications sector are limited, which may provide an advantage to certain participants. Limited availability of such rights, high barriers to market entry and regulatory oversight, among other factors, have led to consolidation of companies within the sector, which could lead to further regulation or other negative effects in the future. Telecommunication providers investing in non-U.S. countries may be subject to similar risks. Additional risks include those related to competitive challenges in the U.S. from non-U.S. competitors engaged in strategic joint ventures with U.S. companies and in non-U.S. markets from both U.S. and non-U.S. competitors.
Companies in the media and entertainment industries can be significantly affected by several factors, including competition, particularly in formulation of products and services using new technologies, cyclicality of revenues and earnings, a potential decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, and the potential increase in government regulation. Companies in the media and entertainment industries may become obsolete quickly. Advertising spending can be an important revenue source for media and entertainment companies. During economic downturns advertising spending typically decreases and, as a result, media and entertainment companies tend to generate less revenue.
Consumer Cyclical Industry Risk. The success of consumer cyclical companies is tied closely to the performance of domestic and international economies, exchange rates, interest rates, competition, consumer confidence, changes in demographics and preferences. Companies in the consumer cyclical industry sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
Energy Sector Risk. The success of companies in the energy sector may be cyclical and highly dependent on energy prices. The market value of securities issued by companies in the energy sector may decline for the following reasons, among others: changes in the levels and volatility of global energy prices, energy supply and demand, and capital expenditures on exploration and production of energy sources; exchange rates, interest rates, economic conditions, and tax treatment; and energy conservation efforts, increased competition and technological advances. Companies in this sector may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the earnings of these companies. A significant portion of the revenues of these companies may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this sector. Energy companies may also operate in, or engage in, transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife or natural disasters. Any such event could have serious consequences for the general population of the affected area and could have an adverse impact on the Fund’s or the Underlying
19

Fund's portfolio and the performance of the Fund. Energy companies can be significantly affected by the supply of, and demand for, specific products (e.g., oil and natural gas) and services, exploration and production spending, government subsidization, world events and general economic conditions. Energy companies may have relatively high levels of debt and may be more likely than other companies to restructure their businesses if there are downturns in energy markets or in the global economy.
European Economic Risk. The Economic and Monetary Union (the “eurozone”) of the European Union (the “EU”) requires compliance by member states that are members of the eurozone with restrictions on inflation rates, deficits, interest rates and debt levels, as well as fiscal and monetary controls, each of which may significantly affect every country in Europe, including those countries that are not members of the eurozone. Changes in imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of eurozone countries), the default or threat of default by an EU member state on its sovereign debt and/or an economic recession in an EU member state may have a significant adverse effect on the economies of other EU member states and their trading partners. The European financial markets have historically experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including, but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries.
Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The United Kingdom (the “U.K.”) will leave the European Union (“Brexit”) on January 31, 2020, subject to a transitional period ending December 31, 2020. During the transitional period, although the U.K. will no longer be a member state of the EU, it will remain subject to EU law and regulations as if it were still a member state. The U.K. and the EU are to negotiate the terms of their future trading relationship during the transitional period. Accordingly, the terms of such trading relationship remain uncertain. The outcome of such negotiations may give rise to significant uncertainties and instability in the financial markets as the U.K. negotiates the terms of its future relationship with the EU. The Fund will face risks associated with the potential uncertainty and consequences leading up to and that may follow Brexit, including with respect to volatility in exchange rates and interest rates. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit has also led to legal uncertainty and could lead to politically divergent national laws and regulations as a new relationship between the U.K. and EU is defined and the U.K. determines which EU laws to replace or replicate. Any of these effects of Brexit
20

could adversely affect any of the companies to which the Fund has exposure and any other assets in which the Fund invests. The political, economic and legal consequences of Brexit are not yet known. In the short term, financial markets may experience heightened volatility, particularly those in the U.K. and Europe, but possibly worldwide. The U.K. and Europe may be less stable than they have been in recent years, and investments in the U.K. and the EU may be difficult to value, or subject to greater or more frequent rises and falls in value. In the longer term, there is likely to be a period of significant political, regulatory and commercial uncertainty as the U.K. seeks to negotiate the terms of its future trading relationships.
Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, as well as governmental or other responses to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments of EU countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe could also impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of the Fund's investments.
Futures Contract Risk. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. Unlike equities, which typically entitle the holder to a continuing ownership stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the level of the reference rate. The primary risks associated with the use of futures contracts are: (i) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) BFA's inability to predict correctly the direction of prices and other economic factors; and (v) the possibility that the counterparty will default in the performance of its obligations.
Risk of Investing in Developed Countries. Investment in developed country issuers may subject the Fund or the Underlying Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector) as the primary means of economic growth. A prolonged slowdown in one or more services sectors is likely to have a negative impact on economies of certain developed countries, although economies of individual developed countries can be impacted by slowdowns in other sectors. In the past, certain developed countries have been targets of terrorism, and some geographic areas in which the Fund or the Underlying Fund invests have experienced strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the financial markets in these countries or geographic areas
21

and may adversely affect the performance of the issuers to which the Fund or the Underlying Fund has exposure. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.
Technology Sector Risk. Technology companies, including information technology companies, face intense competition, both domestically and internationally, which may have an adverse effect on a company’s profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and other intellectual property rights. A technology company’s loss or impairment of these rights may adversely affect the company’s profitability. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. The technology sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. The capacity of the Fund to make investments in certain securities may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings.
For example, in certain circumstances where the Fund invests in securities issued by companies that operate in certain regulated industries or in certain emerging or international markets, is subject to corporate or regulatory ownership restrictions, or invests in certain futures or other derivative transactions, there may be limits on the aggregate and/or fund-level amount invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The Fund discloses its portfolio holdings daily at www.iShares.com.
22

Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
A Further Discussion of Principal Investment Strategies
Overview
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in the Underlying Fund and, in addition, in U.S. dollar-denominated investment-grade corporate bonds, in one or more other underlying funds that principally invest in investment-grade corporate bonds, and in inflation swaps. The Fund attempts to mitigate the inflation risk of the underlying securities or the Underlying Fund (as determined by BFA) primarily through the use of inflation swaps, but may also invest in other inflation hedging instruments. The Fund’s strategy should generally benefit investors in the Fund over investors in the Underlying Fund in the event that inflation rises in the U.S., if the Fund effectively hedge such increases and if the inflationary increases have not previously been priced into the investment-grade corporate bonds purchased by the Underlying Fund and the Fund. The Fund may borrow, lend its portfolio securities to brokers, dealers and financial institutions, and may invest the collateral in certain short-term instruments, either directly or through one or more money market funds, as described in greater detail in the Fund's SAI.
The Underlying Fund
The Fund expects to invest a substantial portion of its assets in the Underlying Fund, so the Fund’s investment performance is related to the performance of the Underlying Fund, as adjusted through the impact of inflation swaps and other inflation hedging instruments and active management of the Fund’s portfolio. The Fund’s NAV will change with changes in the value of the Underlying Fund and other securities in which the Fund invests subject to the Fund’s inflation hedges. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Fund. In addition, although the Underlying Fund is an index-based fund, the Fund is actively managed.
BFA is not required to invest the Fund’s assets in any particular underlying fund, including the Underlying Fund, or allocate any particular percentage of the Fund’s assets to any particular underlying fund, including the Underlying Fund.
The Underlying Fund seeks to track the performance of the Markit iBoxx® USD Liquid Investment Grade Index. The Markit iBoxx® USD Liquid Investment Grade Index includes liquid, U.S. dollar-denominated, investment-grade corporate bonds for sale in the U.S., as determined by the index provider. The Markit iBoxx® USD Liquid Investment Grade Index is a trademark of and is maintained by Markit Indices Limited (“Markit”) and has been licensed for use for certain purposes by BFA or its affiliates. Markit makes no representation or warranty, expressed or implied, regarding the advisability of investing in the Underlying Fund.
In managing the Underlying Fund, BFA uses a representative sampling index strategy. Representative sampling is an indexing strategy that involves investing in a representative sample of securities that collectively have an investment profile similar
23

to a specified benchmark index. Securities selected for the Underlying Fund are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the applicable underlying index. The Underlying Fund may or may not hold all of the securities that are included in its underlying index and may hold certain securities that are not included in its underlying index.
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust).
For its investment advisory services to the Fund, BFA is paid a management fee from the Fund based on a percentage of the Fund's average daily net assets, at the annual rate of 0.20%. BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in LQD, after taking into account any fee waivers by LQD, plus 0.05% through February 28, 2023. The contractual waiver may be terminated prior to February 28, 2023 only upon written agreement of the Trust and BFA. In addition, BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of December 31, 2019, BFA and its affiliates provided investment advisory services for assets in excess of $7.43 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.
A discussion regarding the basis for the approval by the Board of the Investment Advisory Agreement with BFA is available in the Fund's Annual Report for the period ended October 31.
24

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.
Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, developing and implementing the Fund’s investment process and investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities. The following information provides additional information about each portfolio manager and member of the iShares Global Investment Research Team.
James Mauro has been employed by BFA or its affiliates as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2018.
Scott Radell has been employed by BFA or its affiliates as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at Barclays Global Fund Advisors in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2018.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), The PNC Financial Services Group, Inc. (which, through a subsidiary, has a significant economic interest in BlackRock) and its subsidiaries (each with The PNC Financial Services Group, Inc., an “Entity” and collectively, the “Entities”), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA, its Affiliates and the Entities provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA, its Affiliates and the Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the
25

Fund. BFA or one or more Affiliates or Entities act, or may act, as an investor, investment banker, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, market maker, trader, prime broker, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which an Affiliate or an Entity performs or seeks to perform investment banking or other services. Specifically, the Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate or an Entity has developed or is trying to develop investment banking relationships or in which an Affiliate or an Entity has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate or an Entity provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate or an Entity provides or may in the future provide research coverage. An Affiliate or an Entity may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund's portfolio investment transactions. BFA or one or more Affiliates or Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates or Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate or an Entity having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or an Entity or its or their directors, officers or employees or other clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA, its Affiliates or Entities may adversely impact the Fund. Transactions by one or more clients or by BFA, its Affiliates or Entities or their directors, officers or
26

employees, may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to BFA, one or more Affiliates or Entities and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Fund has retained BTC, an Affiliate of BFA, to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the securities lending agent will receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates or Entities may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA, its Affiliates and Entities and their respective directors, officers or employees, may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “LQDI.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity
27

of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is Cboe BZX Exchange, Inc. (“Cboe BZX”).
Although the SEC has granted an exemptive order to the Trust permitting registered investment companies and unit investment trusts that enter into a participation agreement with the Trust (“Investing Funds”) to invest in iShares funds beyond the limits set forth in Section 12(d)(1) of the 1940 Act subject to certain terms and conditions, the exemptive order is not applicable to the Fund. Accordingly, Investing Funds must adhere to the limits set forth in Section 12(d)(1) of the 1940 Act when investing in the Fund. In addition, foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the Fund, economic conditions and other factors.
28

Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (i) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers (as detailed below) and (ii) U.S. fixed-income assets and U.S. Treasury futures may be valued as of the announced closing time for trading in fixed-income instruments or U.S. Treasury futures in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets, which includes the value of the Underlying Fund shares in which the Fund invests, less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board.
The Fund values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund's approved independent third-party pricing services, each in accordance with valuation policies and procedures approved by the Board. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at lower prices than institutional round lots. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines in good faith that such method does not represent fair value.
To the extent that the Fund invests in non-U.S. securities, foreign currency exchange rates with respect to the portfolio securities denominated in non-U.S. currencies are generally determined as of 4:00 p.m., London time. Non-U.S. securities held by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s NAV may change on days when Authorized Participants will not be able to purchase or redeem Fund shares.
Generally, trading in U.S. Treasury futures, non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to
29

the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the closing market price of one or more assets or liabilities held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in the local markets or in related or highly correlated assets (e.g., American Depositary Receipts, Global Depositary Receipts or substantially identical ETFs) on a trading day after the close of non-U.S. securities markets may be fair valued.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
30

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. Distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
You may lose the ability to use foreign tax credits passed through by the Fund if your Fund shares are loaned out pursuant to a securities lending agreement.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Dividends, interest and capital gains earned by the Underlying Fund with respect to securities issued by non-U.S. issuers may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Underlying Fund at the close of a year consists of non-U.S. stocks or securities (generally, for this purpose, depositary receipts, no matter where traded, of non-U.S. companies are treated as “non-U.S.”) (and 50% of the total assets of the Fund at the close of the year consists of securities issued by non-U.S. issuers, or, at the close of each quarter, shares of the Underlying Fund), the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund or the Underlying Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
For purposes of foreign tax credits for U.S. shareholders of the Fund, foreign capital
31

gains taxes may not produce associated foreign source income, limiting the availability of such credits for U.S. persons.
Because the Fund is expected to invest in the Underlying Fund, the Fund’s realized losses on sales of shares of such Underlying Fund may be indefinitely or permanently deferred as “wash sales.” Distributions of short-term capital gains by the Underlying Fund will be recognized as ordinary income by the Fund and would not be offset by the Fund’s capital loss carryforwards, if any. Capital loss carryforwards of the Underlying Fund, if any, would not offset net capital gains of the Fund.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from
32

capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's distributor, BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund may accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act.
33

Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
34

Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 1 University Square Drive, Princeton, NJ 08540.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
35

Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)
	iShares Inflation Hedged Corporate Bond ETF
	Year Ended 10/31/19	Period From 05/08/18(a) to 10/31/18
Net asset value, beginning of period	$24.31	$25.00
Net investment income(b)	0.91	0.37
Net realized and unrealized gain (loss)(c)	2.01	(0.70)
Net increase (decrease) from investment operations	2.92	(0.33)
Distributions (d)
From net investment income	(0.90)	(0.36)
Total distributions	(0.90)	(0.36)
Net asset value, end of period	$26.33	$ 24.31
Total Return
Based on net asset value	12.26% (e)	(1.34)% (f)
Ratios to Average Net Assets
Total expenses(g)	0.20%	0.20% (h)
Total expenses after fees waived(g)	0.05%	0.05% (h)
Net investment income	3.60%	3.04% (h)
Supplemental Data
Net assets, end of period (000)	$ 7,898	$ 9,725
Portfolio turnover rate(i)(j)	0%	0% (f)(k)
(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return would have been 12.22%.
(f) Not annualized.
(g) The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(h) Annualized.
(i) Portfolio turnover rate excludes in-kind transactions.
(j) Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund's financial highlights for its respective portfolio turnover rates.
(k) Rounds to less than 1%.
36

Disclaimers
Shares of the Fund are not sponsored, endorsed or promoted by Cboe BZX. Cboe BZX makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to achieve its investment objective. Cboe BZX is not responsible for, nor has it participated in, the determination of the Fund's investments, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. Cboe BZX has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
Without limiting any of the foregoing, in no event shall Cboe BZX have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
37

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Want to know more?
iShares.com     |    1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2020 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK® are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-22649
IS-P-LQDI-0820

February 28, 2020
(as revised August 17, 2020)

2020 Prospectus
iShares U.S. ETF Trust
•	iShares Interest Rate Hedged Corporate Bond ETF | LQDH | NYSE ARCA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.
You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.
The SEC and Commodity Futures Trading Commission (“CFTC”) have not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.
i

[THIS PAGE INTENTIONALLY LEFT BLANK]

iSHARES® INTEREST RATE HEDGED CORPORATE BOND ETF
Ticker: LQDH	Stock Exchange: NYSE Arca
Investment Objective
The iShares Interest Rate Hedged Corporate Bond ETF (the “Fund”) seeks to mitigate the interest rate risk of a portfolio composed of U.S. dollar-denominated, investment-grade corporate bonds.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares U.S. ETF Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and extraordinary expenses. The Fund may incur “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses reflect the Fund's pro rata share of the fees and expenses incurred by investing in other investment companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund's prospectus (the “Prospectus”). BFA, the investment adviser to the Fund, has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares iBoxx $ Investment Grade Corporate Bond ETF (“LQD” or the “Underlying Fund”), after taking into account any fee waivers by LQD, plus 0.10% through February 28, 2022. The contractual waiver may be terminated prior to February 28, 2022 only upon written agreement of the Trust and BFA.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver	Total Annual Fund Operating Expenses After Fee Waiver
0.30%	None	None	0.14%	0.44%	(0.20)%	0.24%
S-1

Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$25	$100	$205	$515
Portfolio Turnover. The Fund and the Underlying Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate for the Fund or the Underlying Fund may indicate higher transaction costs and may cause the Fund or the Underlying Fund to incur increased expenses. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example (except costs to the Underlying Fund included as part of Acquired Fund Fees and Expenses), affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 4% of the average value of its portfolio. To the extent the Underlying Fund incurs costs from high portfolio turnover, such costs may have a negative effect on the performance of the Fund.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. dollar-denominated investment-grade bonds, in one or more underlying funds that principally invest in investment-grade bonds and in U.S. Treasury securities (or cash equivalents). The Fund intends to invest a substantial portion of its assets in the Underlying Fund. The Fund attempts to mitigate the interest rate risk of the underlying securities and/or the Underlying Fund (as determined by BFA) primarily through the use of positions in both U.S. Treasury futures contracts and interest rate swaps (i.e., enter into a contract or contracts in which the Fund will make fixed-rate payments while receiving floating-rate payments based on a reference rate). The Fund may also invest in other interest rate futures contracts, including but not limited to, Eurodollar and Federal Funds futures. The Fund’s futures and interest rate swap positions are not intended to mitigate credit risk or other factors influencing the price of investment-grade corporate bonds, which may have a greater impact than interest rates.
The Fund is an actively managed exchange-traded fund (“ETF”) that does not seek to replicate the performance of a specified index.
The Fund may also invest in other ETFs (including other iShares funds), U.S. government securities, options and swap contracts, short-term paper, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates.

S-2

The CFTC has adopted certain requirements that subject registered investment companies and their advisers to regulation by the CFTC if a registered investment company invests more than a prescribed level of its net asset value in CFTC-regulated futures, options and swaps, or if a registered investment company markets itself as providing investment exposure to such instruments. Due to the Fund’s potential use of CFTC-regulated futures, options and swaps above the prescribed levels, it is considered a “commodity pool” under the Commodity Exchange Act (“CEA”).
The Fund may have a higher degree of portfolio turnover than funds that seek to replicate the performance of an index.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below (either directly or through its investments in the Underlying Fund), any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Unlike many ETFs, the Fund is not an index-based ETF. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Class Risk. Securities and other assets in the Fund's or the Underlying
Fund's portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.
Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in the Creations and Redemptions section of this prospectus (the “Prospectus”)) may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund or the Underlying Fund may “call” or repay the security before its stated maturity, and the Fund or the Underlying Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund's or Underlying Fund's income, or in securities with greater risks or with other less favorable features.
Cash Management Risk. If a significant amount of the Fund’s assets are invested in cash and cash equivalents, it will be more difficult for the Fund to achieve its investment objective. The Fund may underperform other funds
S-3

that do not similarly invest in cash and cash equivalents for investment purposes and/or to collateralize derivative instruments.
Commodity Regulatory Risk. The Fund is deemed a commodity pool and BFA is considered a “commodity pool operator” with respect to the Fund under the CEA. BFA is therefore subject to regulation by the SEC and the CFTC. BFA is also subject to regulation by National Futures Association (“NFA”). The regulatory requirements governing the use of commodity futures, options on commodity futures , certain swaps or certain other investments could change at any time.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's or the Underlying Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Consumer Staples Sector Risk. The consumer staples sector may be affected by, among other things, marketing campaigns, changes in consumer demands, government regulations and changes in commodity prices.
Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s or
Underlying Fund's investment in that issuer. The degree of credit risk depends on an issuer's or counterparty's financial condition and on the terms of an obligation.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund or the Underlying Fund, the Fund's or the Underlying Fund's adviser, distributor, or other service providers (including the benchmark provider), market makers, Authorized Participants, hedging counterparties to the Fund or the issuers of securities in which the Fund or the Underlying Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s service providers, market makers, Authorized Participants, hedging counterparties to the Fund or issuers of securities in which the Fund or the Underlying Fund invests.
Derivatives Risk. The Fund’s or Underlying Fund's use of derivatives may reduce the Fund’s or Underlying Fund's returns or increase volatility. Volatility is defined as the characteristic of a security, a currency, an index or a market to fluctuate significantly in price within a short time period. Derivatives may also be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Counterparty risk for over-the-counter (“OTC”) derivatives is generally higher than that
S-4

for derivatives traded on an exchange or through a clearing house. A risk of the Fund’s or Underlying Fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the value of the underlying asset, the performance of the asset class to which the Fund or Underlying Fund seeks exposure or the performance of the overall markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund or Underlying Fund to sell or otherwise close a derivatives position could expose the Fund or Underlying Fund to losses and could make derivatives more difficult for the Fund or Underlying Fund to value accurately. The Fund or Underlying Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, or movements between the time of periodic reallocations of Fund or Underlying Fund assets, which losses are potentially unlimited. Certain derivatives may give rise to a form of leverage and may expose the Fund or Underlying Fund to greater risk and increase its costs. The impact of U.S. and global regulation of derivatives may make derivatives more costly, may limit the availability of derivatives, may delay or restrict the exercise by the Fund or Underlying Fund of termination rights or remedies upon a counterparty default under derivatives held by the Fund or Underlying Fund (which could result in losses), or may otherwise adversely affect the value or performance of derivatives.
Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, and decreased liquidity in credit markets. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. The impact of changes in capital requirements and recent or future regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.
Geographic Risk. A natural disaster could occur in a geographic region in which the Fund or the Underlying Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund's or the Underlying Fund's investments in, or which are exposed to, the affected region.
Hedging Risk. The Fund seeks to mitigate the potential impact of interest rates on the performance of investment-grade bonds by entering into positions in U.S. Treasury and other futures and interest rate swaps. The Fund’s Treasury and other futures positions are not intended to mitigate credit risk or other factors influencing the price of investment-grade bonds, which may have a greater impact than interest rates. There is no guarantee that the Fund’s Treasury and other futures and interest rate swap positions will completely eliminate the interest rate risk of the long positions in investment-grade bonds. In addition, when interest rates fall, long–only investment-grade bond investments will
S-5

perform better than the Fund’s investments. In certain falling interest rate environments, the Fund’s hedging strategy could result in disproportionately larger losses in the Treasury and other futures and interest rate swap positions as compared to gains in the long investment-grade bond positions attributable to interest rate changes. There is no guarantee the Fund will have positive returns, even in environments of sharply rising interest rates in which the Fund’s Treasury and other futures and interest rate swap positions might be expected to mitigate the effects of such rises. The Fund will incur expenses when entering into Treasury and other futures and interest rate swap positions.
Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.
Income Risk. The Fund's income may decline when yields fall. This decline can occur because the Fund or the Underlying Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Fund's index are substituted, or the Fund or the Underlying Fund otherwise needs to purchase additional bonds.
Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic impacts. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. These events will have an impact on the Fund and its investments and could impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s NAV. Other infectious illness outbreaks in the future may result in similar impacts.
Interest Rate Risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very low, or even negative yield. A low or negative yield would cause the Fund to
S-6

lose money in certain conditions and over certain time periods. An increase in interest rates will generally cause the value of securities held by the Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments, including those held by the Fund. The historically low interest rate environment heightens the risks associated with rising interest rates.
Interest Rate Swap Risk. Interest rate swaps are subject to risks applicable to swaps generally, including the risk that a counterparty fails to meet its obligations and the risk that the Fund is not able to liquidate such swap in a timely manner or at all, which could result in losses to the Fund. Because the Fund will invest in swaps that are subject to central clearing, these swaps are subject to the risk that a central clearinghouse will go into bankruptcy or become non-operational, and sometimes involve increased transaction costs. Counterparties to OTC swaps are not subject to these risks. An interest rate swap may fail to perform as intended and may not offset adverse changes in interest rates fully or at all. An interest rate swap may also reduce the Fund’s gains due to favorable changes in interest rates and result in losses to the Fund. Counterparties to interest rate swaps are subject to manipulation in the marketplace of the reference benchmark rate, which may affect the utility of the swap as a hedge.
Investment in the Underlying Fund Risk. The Fund expects to invest a substantial portion of its assets in the Underlying Fund, so the Fund’s investment performance is likely to be directly related to the performance of the Underlying Fund. The Fund’s NAV will change with changes in the value of the Underlying Fund and other securities and instruments in which the Fund invests based on their market valuations. An investment in the Fund will entail more costs and expenses than a direct investment in the Underlying Fund.
As the Fund’s allocations to the Underlying Fund change from time to time, or to the extent that the expense ratio of the Underlying Fund changes, the weighted average operating expenses borne by the Fund may increase or decrease.
Through its investment in the Underlying Fund, the Fund is exposed to Management Risk, Market Risk, and Market Trading Risk, among other risks.
Issuer Risk. The performance of the Fund depends on the performance of individual instruments to which the Fund or the Underlying Fund has exposure.The Fund may be adversely affected if an issuer of underlying securities held by the Fund or the Underlying Fund is unable or unwilling to repay principal or interest when due. Changes in the financial condition or credit rating of an issuer of those securities or counterparty on other instruments may cause the value of the securities or instruments to decline.
Management Risk. The Fund is subject to management risk, which is the risk that the investment process, techniques and risk analyses applied by BFA will not produce the desired results, and that securities selected by BFA may underperform the market or any relevant benchmark. In addition, legislative, regulatory, or tax developments may affect the
S-7

investment techniques available to BFA in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Market Risk. The Fund and the Underlying Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Market Trading Risk. The Fund and the Underlying Fund face numerous market trading risks, including the potential lack of an active market for their shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Unlike some ETFs that track specific indexes, the Fund does not seek to replicate the performance of a specified index. Index-based ETFs have generally traded at prices that closely correspond to NAV. However, ETFs that do not seek to replicate the performance of a specified index have a limited trading history and, therefore, there can be no assurance as to whether, and/or the extent to which, the Fund's or Underlying Fund's shares will trade at premiums or discounts to NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S AND THE UNDERLYING FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Operational Risk. The Fund and the Underlying Fund are exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s or the Underlying Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund, the Underlying Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Prepayment Risk. During periods of falling interest rates, issuers of certain debt obligations may repay principal prior to the security’s maturity, which may cause the Fund or the Underlying Fund to have to reinvest in securities with lower yields or higher risk of default, resulting in a decline in the Fund’s income or return potential.
Privately Issued Securities Risk. The Fund or the Underlying Fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended (“1933 Act”). Privately issued securities are securities that have not been registered under the 1933 Act and as a result may be subject to legal restrictions on resale. Privately issued securities are generally not traded on established markets. As a result of the absence of a public trading market, privately issued securities may be deemed to be illiquid investments, may be more difficult to value than publicly traded securities and may be subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Fund.
S-8

Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund or the Underlying Fund has exposure.
Risk of Swap Agreements. A swap is a two-party contract that generally obligates each counterparty to exchange periodic payments based on a pre-determined underlying investment or notional amount and to exchange collateral to secure the obligations of each counterparty. Swaps may be leveraged and are subject to counterparty risk, credit risk and pricing risk. Swaps may be subject to illiquidity risk, and it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Securities Lending Risk. The Fund or the Underlying Fund may engage in securities lending. Securities lending involves the risk that the Fund or the Underlying Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund or the Underlying Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund or Underlying Fund.
Tax Risk. The Underlying Fund invests in derivatives. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income the Underlying Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than as capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. Income from swaps is generally taxable. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the U.S. Internal Revenue Service (“IRS”).
Valuation Risk. The price the Fund or the Underlying Fund could receive upon the sale of a security or unwind of a financial instrument or other asset may differ from the Fund's or the Underlying Fund's valuation of the security or other asset, particularly for securities or other instruments that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other instruments in the Fund's or the Underlying Fund's portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund's or the Underlying Fund's shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund or the Underlying Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund or the
S-9

Underlying Fund not fair-valued securities or used a different valuation methodology. The Fund’s or the Underlying Fund's ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section of the Prospectus. If BFA had not waived certain Fund fees during certain periods, the Fund's returns would have been lower.
Year by Year Returns (Years Ended December 31)
The best calendar quarter return during the periods shown above was 4.33% in the 4th quarter of 2019; the worst was -3.65% in the 4th quarter of 2018.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
S-10

Average Annual Total Returns
(for the periods ended December 31, 2019)
	One Year	Five Years	Since Fund Inception
(Inception Date: 5/27/2014)
Return Before Taxes	9.17%	3.17%	2.46%
Return After Taxes on Distributions[1]	7.77%	1.89%	1.15%
Return After Taxes on Distributions and Sale of Fund Shares[1]	5.40%	1.88%	1.31%
Markit iBoxx USD Liquid Investment Grade Interest Rate Hedged Swaps Index[2] (Index returns do not reflect deductions for fees, expenses, or taxes)	9.25%	3.83%	3.13%

[1]	After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
[2]	The Markit iBoxx USD Liquid Investment Grade Interest Rate Hedged Swaps Index is an unmanaged index that is designed to reflect the duration hedged performance of U.S. dollar-denominated investment-grade corporate debt.
S-11

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since 2014.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
S-12

More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified index. Accordingly, the management team has discretion on a daily basis to manage the Fund's portfolio in accordance with the Fund's investment objective.
ETFs are funds that trade like other publicly-traded securities. Similar to shares of a mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.
Investment Process. BFA utilizes a model-based proprietary investment process to assemble an investment portfolio comprised of (i) long positions in the Underlying Fund, (ii) long positions in U.S. dollar-denominated investment-grade bonds, (iii) long positions in U.S. Treasury securities and (iv) positions in U.S. Treasury futures and interest rate swaps. The futures and interest rate swap positions are expected to have, in the aggregate, approximately equivalent duration to the underlying securities in the Underlying Fund and to the investment-grade bonds. By taking these futures and interest rate swap positions, BFA seeks to mitigate the potential impact of rising interest rates on the performance of the Underlying Fund and the investment-grade bonds (conversely also limiting the potential positive impact of falling interest rates). The futures and interest rate swap positions are not intended to mitigate other factors influencing the price of investment-grade bonds, such as credit risk, which may have a greater impact than rising or falling interest rates. Such other factors often impact investment-grade bond prices in an opposite way than interest rates, making it difficult to directly observe the impact of changes in interest rates on investment-grade bonds. Relative to a long-only investment in the same investment-grade bonds, the Fund’s investment strategy is designed to outperform in a rising interest rate environment and underperform in a falling interest rate environment. Performance of the Fund could be particularly poor in risk averse, flight-to-quality environments when it is common for investment-grade bonds to decline in value and for interest rates to fall. In addition, the performance of the Fund depends on many factors beyond rising or falling interest rates, such as the perceived level of credit risk in the investment-grade bond positions. These factors may be as or more important to the performance of the Fund than the
1

impact of interest rates. As such, there is no guarantee that the Fund will have positive performance even in environments of sharply rising interest rates in which the futures and interest rate swap positions might be expected to mitigate the effect of such rises. The Fund may be more volatile than a long-only position in the same investment-grade bonds.
BFA periodically rebalances the Fund's portfolio to maintain the desired aggregate duration exposure. Occasionally, market conditions and/or large Fund cash flows may require more frequent adjustment of the duration exposures. During the rebalancing process, BFA may identify securities in the portfolio that no longer meet the investment strategies of the Fund and may sell such securities to better align the portfolio with the Fund's investment strategies.
In certain situations or market conditions, the Fund may temporarily depart from its normal investment process, provided that the alternative, in the opinion of BFA, is consistent with the Fund’s investment objective and is in the best interest of the Fund. For example, the Fund may hold a higher than normal proportion of its assets in cash in response to adverse market, economic or political conditions. However, BFA will not seek to actively time market movements.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. The Fund may be exposed to these risks directly or indirectly through the Fund's investments in the Underlying Fund. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Class Risk. The securities and other assets in the Fund’s or the Underlying Fund's portfolio may underperform in comparison to other securities or indexes that track other issuers, countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities may experience cycles of outperformance and underperformance in comparison to the general financial markets depending upon a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with
2

creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened because ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that are less widely traded often involve greater settlement and operational issues and capital costs for Authorized Participants, which may limit the availability of Authorized Participants.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund or the Underlying Fund may “call” or repay the security before its stated maturity, and the Fund or the Underlying Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.
Cash Management Risk. To the extent the Fund holds cash, the Fund will earn reduced income (if any) on the cash and will be subject to the credit risk of the depository institution holding the cash and any fees imposed on large cash balances. If a significant amount of the Fund’s assets are invested in cash and cash equivalents, it will be more difficult for the Fund to achieve its investment objective. The Fund may underperform other funds that do not similarly invest in cash and cash equivalents for investment purposes and/or to collateralize derivative instruments.
Commodity Regulatory Risk. The Fund is deemed a “commodity pool ” and BFA is considered a “commodity pool operator” with respect to the Fund under the CEA. BFA is therefore subject to regulation by the SEC and the CFTC. BFA is also subject to regulation by NFA. The regulatory requirements governing the use of commodity futures, or options on commodity futures , certain swaps or certain other investments could change at any time.
The CFTC and the U.S. commodities exchanges impose limits referred to as “speculative position limits” on the maximum net long or net short speculative positions that any person may hold or control in any particular futures, options contracts or swaps traded on U.S. commodities exchanges. The CFTC has proposed a new set of speculative position limit rules which are not yet finalized (or effective). If the CFTC successfully implements these position limits, the size or duration of positions available to the Fund may be severely limited.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's or the Underlying Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, representing a particular country, group of countries, region, market, industry, group of industries, sector or asset class. The Fund may be more adversely affected by the underperformance of those securities and/or other assets, may experience increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those securities and/or other assets than a fund that does not concentrate its investments.
3

Consumer Staples Sector Risk. Companies in the consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and changes in the global economy, consumer spending and consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. Companies in the consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt instrument or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments when due or otherwise honor its obligations. There are varying degrees of credit risk, depending on an issuer’s or counterparty’s financial condition and on the terms of an obligation, which may be reflected in the issuer’s or counterparty’s credit rating. There is the chance that the Fund’s or the Underlying Fund's portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), or that the market’s perception of an issuer’s creditworthiness may worsen, potentially reducing the Fund’s or the Underlying Fund's income level or share price, which may adversely affect the value of the Fund. The Fund’s hedging strategy does not seek to mitigate credit risk.
Cybersecurity Risk. With the increased use of technologies such as the internet to conduct business, the Fund, the Underlying Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund or the Underlying Fund invest, which could result in material adverse consequences for such issuers and may cause the Fund’s or the Underlying Fund's investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund and the Underlying Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Recently, geopolitical tensions may have increased the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity failures by or breaches of the systems of the Fund’s or the Underlying Fund's adviser, distributor and other service providers (including, but not limited to, index and benchmark providers, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants or the issuers of securities in which the Fund or the Underlying Fund invest, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s or the Underlying Fund's ability to calculate its NAV, disclosure of
4

confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund, the Underlying Fund or their service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyberattacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund or the Underlying Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund or the Underlying Fund in order to resolve or prevent cyber incidents in the future. While the Fund and the Underlying Fund have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful or that cyberattacks will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund or Underlying Fund, issuers in which the Fund or Underlying Fund invests, hedging counterparties to the Fund or Underlying Fund, market makers or Authorized Participants. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund’s or Underlying Fund's use of derivatives may reduce the Fund’s or Underlying Fund's returns or increase volatility. Volatility is defined as the characteristic of a security, a currency, an index or a market to fluctuate significantly in price within a short time period. Derivatives may also be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Counterparty risk for OTC derivatives is generally higher than that for derivatives traded on an exchange or through a clearing house. A risk of the Fund’s or Underlying Fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the value of the underlying asset, the performance of the asset class to which the Fund or Underlying Fund seeks exposure or the performance of the overall markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund or Underlying Fund to sell or otherwise close a derivatives position could expose the Fund or Underlying Fund to losses and could make derivatives more difficult for the Fund or Underlying Fund to value accurately. The Fund or Underlying Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, or movements between the time of periodic reallocations of Fund or Underlying Fund assets, which losses are potentially unlimited. Certain derivatives may give rise to a form of leverage and may expose the Fund or Underlying Fund to greater risk and increase its costs. The impact of U.S. and global regulation of derivatives may make derivatives more costly, may limit the availability of derivatives, may delay or restrict the exercise by the Fund or Underlying Fund of termination rights or remedies upon a counterparty default under derivatives held by the Fund or Underlying Fund (which could result in losses), or may otherwise adversely affect the value or performance of derivatives.
Financials Sector Risk. Companies in the financials sector of an economy are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital they must
5

maintain and, potentially, their size. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. Recently enacted legislation in the U.S. has relaxed capital requirements and other regulatory burdens on certain U.S. banks. While the effect of the legislation may benefit certain companies in the financials sector, increased risk taking by affected banks may also result in greater overall risk in the U.S. and global financials sector. The impact of changes in capital requirements, or recent or future regulation in various countries, on any individual financial company or on the financials sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financials sector is particularly sensitive to fluctuations in interest rates. The financials sector is also a target for cyberattacks, and may experience technology malfunctions and disruptions. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have reportedly caused losses to companies in this sector, which may negatively impact the Fund.
Geographic Risk. Some of the companies in which the Fund or the Underlying Fund invests are located in parts of the world that have historically been prone to natural disasters, such as earthquakes, tornadoes, volcanic eruptions, droughts, floods, hurricanes or tsunamis, and are economically sensitive to environmental events. Any such event may adversely impact the economies of these geographic areas or business operations of companies in these geographic areas, causing an adverse impact on the value of the Fund or Underlying Fund.
Hedging Risk. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions, which entail additional transaction costs, will be effective.
The Fund seeks to mitigate the potential impact of rising interest rates on the performance of investment-grade bonds by entering into positions in U.S. Treasury futures and interest rate swaps. The Treasury and other futures positions are not intended to mitigate credit risk or certain other factors influencing the price of investment-grade bonds, which may have a greater impact than rising or falling interest rates. There is no guarantee that the futures and interest rate swap positions will achieve the targeted reduction in the interest rate risk of the long positions in
6

investment-grade bonds. In addition, when interest rates fall, investors may be better off in a long–only investment-grade investment than with an investment in the Fund. Performance of the Fund could be particularly poor in risk-averse, flight-to-quality environments when it is common for investment-grade bonds to decline in value. Furthermore, the Fund may be more volatile than a long-only investment in investment-grade bonds. The Fund may contain a significant allocation to callable investment-grade bonds, which are subject to call risk and prepayment risk (see Call Risk and Prepayment Risk); callable bonds may have lower sensitivity to interest rate declines than non-callable bonds or U.S. Treasury futures. In certain falling interest rate environments, this could result in disproportionately larger losses in the futures and interest rate swap positions as compared to gains in the long investment-grade bond position attributable to interest rate changes. There is no guarantee the Fund will have positive returns, even in environments of sharply rising interest rates in which the Fund’s futures and interest rate swap positions might be expected to mitigate the effects of such rises. The Fund will incur expenses when entering into futures and interest rate swap positions. The use of hedging may result in certain adverse tax consequences, as noted in the Taxes section of the Prospectus.
Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments or the lack of an active market for such securities or instruments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. Illiquid investments may be harder to value, especially in changing markets. If the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.
7

Income Risk. The Fund’s income may decline if yields fall because the Fund or the Underlying Fund may hold a significant portion of short duration securities and/or securities that have floating or variable interest rates. The Fund’s income may decline because the Fund or the Underlying Fund invests in lower yielding bonds as bonds in its portfolio mature, are near maturity or are called, or when the Fund or the Underlying Fund needs to purchase additional bonds.
Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus that was first detected in December 2019 has spread globally. The impact of this outbreak has adversely affected the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. The duration of the outbreak and its effects cannot be predicted with certainty. Any market or economic disruption can be expected to result in elevated tracking error and increased premiums or discounts to the Fund’s NAV.
■	General Impact. This outbreak has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, temporary closures of stores, restaurants and other commercial establishments, layoffs, defaults and other significant economic impacts, as well as general concern and uncertainty.
■	Market Volatility. The outbreak has also resulted in extreme volatility, severe losses, and disruptions in markets which can adversely impact the Fund and its investments, including impairing hedging activity to the extent a Fund engages in such activity, as expected correlations between related markets or instruments may no longer apply. In addition, to the extent the Fund invests in short-term instruments that have negative yields, the Fund’s value may be impaired as a result. Certain issuers of equity securities have cancelled or announced the suspension of dividends. The outbreak has, and may continue to, negatively affect the credit ratings of some fixed income securities and their issuers.
■	Market Closures. Certain local markets have been or may be subject to closures, and there can be no assurance that trading will continue in any local markets in which the Fund may invest, when any resumption of trading will occur or, once such markets resume trading, whether they will face further closures. Any suspension of trading in markets in which the Fund invests will have an impact on the Fund and its investments and will impact the Fund’s ability to purchase or sell securities in such markets.
■	Operational Risk. The outbreak could also impair the information technology and other operational systems upon which the Fund’s service providers, including BFA, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform critical tasks relating to the Fund, for example, due to the service providers’ employees performing tasks in alternate locations than under normal operating conditions or the illness of certain employees of the Fund’s service providers.
■	Governmental Interventions. Governmental and quasi-governmental authorities and regulators throughout the world have responded to the outbreak and the resulting
8

economic disruptions with a variety of fiscal and monetary policy changes, including direct capital infusions into companies and other issuers, new monetary policy tools, and lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of such policies, is likely to increase market volatility, which could adversely affect the Fund’s investments.
■	Pre-Existing Conditions. Public health crises caused by the outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally.
Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects.
Interest Rate Risk. As interest rates rise, the value of the fixed-income securities or other instruments held by the Fund or the Underlying Fund is likely to decrease. A measure investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. To the extent the Fund or the Underlying Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund or the Underlying Fund’s investments to decline significantly, which would adversely affect the value of the Fund. An increase in interest rates may lead to heightened volatility in the fixed-income markets and adversely affect certain fixed-income investments, including those held by the Fund. In addition, decreases in fixed income dealer market-making capacity may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets.
The historically low interest rate environment was created in part by the world’s major central banks keeping their overnight policy interest rates at, near or below zero percent and implementing monetary policy facilities, such as asset purchase programs, to anchor longer-term interest rates below historical levels. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Certain countries have recently experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are set at low levels and the market prices of portfolio securities have increased, the Fund may have a very low, or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. Central banks may increase their short-term policy rates or begin phasing out, or “tapering,” accommodative monetary policy facilities in the future. The timing, coordination, magnitude and effect of such policy changes on various markets is uncertain, and such changes in monetary policy may adversely affect the value of the Fund’s investments.
Interest Rate Swap Risk. Interest rate swaps consist of an exchange between counterparties of their rights to receive interest payments based on a reference interest rate and typically involve the payment by one counterparty of a fixed rate in
9

respect of a defined notional amount in exchange for receipt of a floating rate on the same notional amount, each having the same payment dates and payable in the same currency. Interest rate swaps are subject to risks applicable to swaps generally, including the risk that a counterparty fails to meet its obligations and the risk that the Fund is not able to liquidate such swap in a timely manner or at all, which could result in losses to the Fund. Because the Fund will invest in swaps that are subject to central clearing, these swaps are subject to the risk that a central clearinghouse will go into bankruptcy or become non-operational, and sometimes involve increased transaction costs. Counterparties to OTC swaps are not subject to these risks. The Fund’s use of interest rate swaps requires it to post collateral, which may restrict the Fund’s ability to otherwise invest such collateral and involves additional costs to the Fund. An interest rate swap may fail to perform as intended and may not offset adverse changes in interest rates fully or at all. An interest rate swap may also reduce the Fund’s gains due to favorable changes in interest rates and result in losses to the Fund. Counterparties to interest rate swaps are subject to manipulation in the marketplace of the reference benchmark rate, which may affect the utility of the swap as a hedge.
Investment in the Underlying Fund Risk. The Fund expects to invest a substantial portion of its assets in the Underlying Fund, so the Fund’s investment performance is likely to be directly related to the performance of the Underlying Fund. The Fund’s NAV will change with changes in the value of the Underlying Fund and other securities in which the Fund invests based on their market valuations. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Fund. For example, the Fund indirectly pays a portion of the expenses (including operating expenses and management fees) incurred by the Underlying Fund.
An investor in the Fund may receive taxable gains from portfolio transactions by the Underlying Fund, as well as taxable gains from transactions in shares of the Underlying Fund by the Fund.
As the Fund’s allocation to the Underlying Fund changes from time to time, or to the extent that the expense ratio of the Underlying Fund changes, the weighted average operating expenses borne by the Fund may increase or decrease.
Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund or the Underlying Fund has exposure. The Fund may be adversely affected if an issuer of underlying securities held by the Fund or the Underlying Fund is unable or unwilling to repay principal or interest when due. Any issuer of these securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures, credit deterioration of the issuer or other factors. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline. An issuer may also be subject to risks associated with the countries, states and regions in which the issuer resides, invests, sells products, or otherwise conducts operations.
Management Risk. The Fund is subject to management risk because it does not seek to replicate the performance of a specified index. BFA and the portfolio managers will
10

utilize a proprietary investment process, techniques and risk analyses in making investment and hedging decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. In addition, legislative, regulatory, or tax developments may affect the investment techniques available to BFA in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Market Risk. The Fund and the Underlying Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Market risk arises mainly from uncertainty about future values of financial instruments and may be influenced by price, currency and interest rate movements. It represents the potential loss the Fund and the Underlying Fund may suffer through holding financial instruments in the face of market movements or uncertainty. The value of a security, asset or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund's NAV. During a general market downturn, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than are fixed-income securities with longer-term maturities. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.
Market Trading Risk
Absence of Active Market. Although shares of the Fund and the Underlying Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants.
Risk of Secondary Listings. The Fund's and the Underlying Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained, and may otherwise be made available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s or the Underlying Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund’s or the Underlying Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's or the Underlying Fund's shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund or Underlying Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
11

Secondary Market Trading Risk. Shares of the Fund or the Underlying Fund may trade in the secondary market at times when the Fund or the Underlying Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund or the Underlying Fund accepts purchase and redemption orders. If the Fund purchases shares of the Underlying Fund at a time when the market price of Underlying Fund shares is at a premium to its NAV or sells Underlying Fund shares when their market price is at a discount to its NAV, the Fund may incur losses.
Secondary market trading in Fund or Underlying Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In addition, trading in Fund or Underlying Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market.
Shares of the Fund or the Underlying Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.
Shares of the Fund and the Underlying Fund May Trade at Prices Other Than NAV. Shares of the Fund and the Underlying Fund each trade on stock exchanges at prices at, above or below the respective Fund’s most recent NAV. The NAV of the Fund and the Underlying Fund are calculated at the end of each business day and fluctuate with changes in the market value of the Fund’s or the Underlying Fund's holdings. The trading price of each of the Fund's and the Underlying Fund's shares fluctuates continuously throughout trading hours based on both market supply of and demand for their shares and the underlying value of their portfolio holdings or NAV. As a result, the trading prices of the Fund’s and the Underlying Fund's shares may deviate significantly from NAV during periods of market volatility, including during periods of significant redemption requests or other unusual market conditions. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S OR THE UNDERLYING FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the NAV of the Fund or the Underlying Fund, as applicable, are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s or the Underlying Fund's shares normally will trade on stock exchanges at prices close to the Fund’s or the Underlying Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund or the Underlying Fund that differ significantly from their respective NAV. Authorized Participants may be less willing to create or redeem Fund or Underlying Fund shares if there is a lack of an
12

active market for such shares or its underlying investments, which may contribute to the Fund’s or Underlying Fund's shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread”; that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread, which varies over time for shares of the Fund based on trading volume and market liquidity, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. In addition, increased market volatility may cause wider spreads. There may also be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Operational Risk. The Fund and the Underlying Fund are exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund's or the Underlying Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund, the Underlying Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Prepayment Risk. During periods of falling interest rates, issuers of certain debt obligations may repay principal prior to the security’s maturity, which may cause the Fund or the Underlying Fund to have to reinvest in securities with lower yields or higher risk of default, resulting in a decline in the Fund’s or the Underlying Fund's income or return potential. Also, if a security subject to prepayment had been purchased at a premium, the value of the premium would be lost in the event of prepayment.
Privately Issued Securities Risk. The Fund or the Underlying Fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S under the 1933 Act. Privately issued securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund or the Underlying Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately issued
13

security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund and the Underlying Fund, and its value may decline as a result.
Risk of Investing in the U.S. A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as on the value of certain securities. In addition, a continued rise in the U.S. public debt level or the imposition of U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the Fund or Underlying Fund have exposure.
The U.S. has developed increasingly strained relations with a number of foreign countries. If relations with certain countries continue to worsen, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord. If this trend were to continue, it may have an adverse impact on the U.S. economy and the issuers in which the Fund or the Underlying Fund invests.
Risk of Swap Agreements. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may be subject to illiquidity risk, and it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses. Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free.
Securities Lending Risk. The Fund or the Underlying Fund may engage in securities lending. Securities lending involves the risk that the Fund or the Underlying Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund or the Underlying Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund or the Underlying Fund. BlackRock Institutional Trust Company, N.A. (“BTC”), the Fund's securities lending agent, will take into account the tax impact to shareholders of substitute payments for dividends when managing the Fund's securities lending program.
Tax Risk. The Underlying Fund invests in derivatives. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income the Underlying Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than as capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. If such provisions are applicable, there could be an increase (or
14

decrease) in the amount of taxable dividends paid by the Fund. Income from swaps is generally taxable. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the IRS.
Valuation Risk. The price the Fund and the Underlying Fund could receive upon the sale of a security or unwind of a financial instrument or other asset may differ from the Fund's or the Underlying Fund's valuation of the security, instrument or other asset, particularly for securities or other instruments that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. Because non-U.S. exchanges may be open on days when the Underlying Fund does not price its shares, the value of the securities or other instruments in the Fund’s or the Underlying Fund's portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s or the Underlying Fund's shares. In addition, for purposes of calculating the Fund's NAV, the value of assets denominated in non-U.S. currencies is converted into U.S. dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies either directly or indirectly through the Fund's investments in the Underlying Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators that are now in effect require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to the Fund.
Communication Services Sector Risk. The communication services sector consists of both companies in the telecommunication services industry as well as those in the media and entertainment industry. Examples of companies in the telecommunication services industry group include providers of fiber-optic, fixed-line, cellular and wireless telecommunications networks. Companies in the media and entertainment industry group encompass a variety of services and products including television broadcasting,
15

gaming products, social media, networking platforms, online classifieds, online review websites, and Internet search engines. Companies in the communication services sector may be affected by industry competition, substantial capital requirements, government regulation, and obsolescence of communications products and services due to technological advancement. Fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company's profitability. In addition, while all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
The communication services sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of communications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. The communications services industry can also be significantly affected by intense competition for market share, including competition with alternative technologies such as wireless communications, product compatibility and standardization, consumer preferences, rapid product obsolescence, research and development of new products, lack of standardization or compatibility with existing technologies, and a dependency on patent and copyright protections. Companies in the communication services sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain communications companies obsolete.
Telecommunications providers with exposure to the U.S. are generally required to obtain franchises or licenses in order to provide services in a given location. Licensing and franchise rights in the telecommunications sector are limited, which may provide an advantage to certain participants. Limited availability of such rights, high barriers to market entry and regulatory oversight, among other factors, have led to consolidation of companies within the sector, which could lead to further regulation or other negative effects in the future. Telecommunication providers investing in non-U.S. countries may be subject to similar risks. Additional risks include those related to competitive challenges in the U.S. from non-U.S. competitors engaged in strategic joint ventures with U.S. companies and in non-U.S. markets from both U.S. and non-U.S. competitors.
Companies in the media and entertainment industries can be significantly affected by several factors, including competition, particularly in formulation of products and services using new technologies, cyclicality of revenues and earnings, a potential decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, and the potential increase in government regulation. Companies in the media and entertainment industries may become obsolete quickly. Advertising
16

spending can be an important revenue source for media and entertainment companies. During economic downturns advertising spending typically decreases and, as a result, media and entertainment companies tend to generate less revenue.
Consumer Cyclical Industry Risk. The success of consumer cyclical companies is tied closely to the performance of domestic and international economies, exchange rates, interest rates, competition, consumer confidence, changes in demographics and preferences. Companies in the consumer cyclical industry sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
Energy Sector Risk. The success of companies in the energy sector may be cyclical and highly dependent on energy prices. The market value of securities issued by companies in the energy sector may decline for the following reasons, among others: changes in the levels and volatility of global energy prices, energy supply and demand, and capital expenditures on exploration and production of energy sources; exchange rates, interest rates, economic conditions, and tax treatment; and energy conservation efforts, increased competition and technological advances. Companies in this sector may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the earnings of these companies. A significant portion of the revenues of these companies may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this sector. Energy companies may also operate in, or engage in, transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife or natural disasters. Any such event could have serious consequences for the general population of the affected area and could have an adverse impact on the Fund’s or the Underlying Fund's portfolio and the performance of the Fund. Energy companies can be significantly affected by the supply of, and demand for, specific products (e.g., oil and natural gas) and services, exploration and production spending, government subsidization, world events and general economic conditions. Energy companies may have relatively high levels of debt and may be more likely than other companies to restructure their businesses if there are downturns in energy markets or in the global economy.
European Economic Risk. The Economic and Monetary Union (the “eurozone”) of the European Union (the “EU”) requires compliance by member states that are members of the eurozone with restrictions on inflation rates, deficits, interest rates and debt levels, as well as fiscal and monetary controls, each of which may significantly affect every country in Europe, including those countries that are not members of the eurozone. Changes in imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of eurozone countries), the default or threat of default by an EU member state on its sovereign debt
17

and/or an economic recession in an EU member state may have a significant adverse effect on the economies of other EU member states and their trading partners. The European financial markets have historically experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including, but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries.
Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The United Kingdom (the “U.K.”) will leave the European Union (“Brexit” ) on January 31, 2020, subject to a transitional period ending December 31, 2020. During the transitional period, although the U.K. will no longer be a member state of the EU, it will remain subject to EU law and regulations as if it were still a member state. The U.K. and the EU are to negotiate the terms of their future trading relationship during the transitional period. Accordingly, the terms of such trading relationship remain uncertain. The outcome of such negotiations may give rise to significant uncertainties and instability in the financial markets as the U.K. negotiates the terms of its future relationship with the EU. The Fund will face risks associated with the potential uncertainty and consequences leading up to and that may follow Brexit, including with respect to volatility in exchange rates and interest rates. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit has also led to legal uncertainty and could lead to politically divergent national laws and regulations as a new relationship between the U.K. and EU is defined and the U.K. determines which EU laws to replace or replicate. Any of these effects of Brexit could adversely affect any of the companies to which the Fund has exposure and any other assets in which the Fund invests. The political, economic and legal consequences of Brexit are not yet known. In the short term, financial markets may experience heightened volatility, particularly those in the U.K. and Europe, but possibly worldwide. The U.K. and Europe may be less stable than they have been in recent years, and investments in the U.K. and the EU may be difficult to value, or subject to greater or more frequent rises and falls in value. In the longer term, there is likely to be a period of significant political, regulatory and commercial uncertainty as the U.K. seeks to negotiate the terms of its future trading relationships.
Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, as well as governmental or other responses to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments of EU countries may be subject to change and such countries may experience social and
18

political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe could also impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of the Fund's investments.
Money Market Instruments Risk. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. If a significant amount of the Fund's assets are invested in money market instruments, it will be more difficult for the Fund to achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a money market fund. Money market funds other than government money market funds or retail money market funds “float” their NAV instead of using a stable $1.00 per share price.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, uncertainties of transnational litigation, and potential restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by non-U.S. issuers held by the Fund or the Underlying Fund. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Unfavorable political, economic or governmental developments in non-U.S. countries could affect the payment of a security’s principal and interest. Securities issued by non-U.S. issuers may also be less liquid than, and more difficult to value than, securities of U.S. issuers. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
Risk of Investing in Developed Countries. Investment in developed country issuers may subject the Fund or the Underlying Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector) as the primary means of economic growth. A prolonged slowdown in one or more services sectors is likely to have a negative impact on economies of certain developed countries, although economies of individual developed countries can be impacted by slowdowns in other sectors. In the past, certain developed countries have been targets of terrorism, and some geographic areas in which the Fund or the Underlying Fund invests have experienced strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the financial markets in these countries or geographic areas and may adversely affect the performance of the issuers to which the Fund or the Underlying Fund has exposure. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations
19

may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.
Technology Sector Risk. Technology companies, including information technology companies,  face intense competition, both domestically and internationally, which may have an adverse effect on a company’s profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and other intellectual property rights. A technology company’s loss or impairment of these rights may adversely affect the company’s profitability. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. The technology sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. The capacity of the Fund to make investments in certain securities may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings.
For example, in certain circumstances where the Fund invests in securities issued by companies that operate in certain regulated industries or in certain emerging or international markets, is subject to corporate or regulatory ownership restrictions, or invests in certain futures or other derivative transactions, there may be limits on the aggregate and/or fund-level amount invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
20

A Further Discussion of Principal Investment Strategies
Overview
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. dollar-denominated investment-grade bonds, in one or more underlying funds that principally invest in investment-grade bonds, and in U.S. Treasury securities (or cash equivalents). The Fund intends to invest a substantial portion of its assets in one underlying fund, the Underlying Fund. The Fund attempts to mitigate interest rate risk of the underlying securities and/or the Underlying Fund (as determined by BFA) primarily through the use of positions in both U.S. Treasury futures contracts and interest rate swaps. The Fund may also invest in other interest rate futures contracts, including but not limited to, Eurodollar and Federal Funds futures. The Fund’s futures and interest rate swap positions are not intended to mitigate credit risk or other factors influencing the price of investment-grade corporate bonds, which may have a greater impact than interest rates. The Fund’s 80% investment policy may be changed by the Fund’s Board of Trustees (the “Board”) upon 60 days’ notice to shareholders. In addition, the Fund may borrow, lend its portfolio securities to brokers, dealers and financial institutions, and may invest the collateral in certain short-term instruments, either directly or through one or more money market funds, as described in greater detail in the Fund's SAI.
The Fund invests in non-U.S. securities, emerging markets securities and debt instruments, which are subject to additional risks, as described in this Prospectus and in the Fund’s SAI.
The Underlying Fund
The Fund invests a substantial portion of its assets in the Underlying Fund, so the Fund’s investment performance is directly related to the performance of the Underlying Fund. The Fund’s NAV will change with changes in the value of the Underlying Fund and other securities in which the Fund invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Fund.
BFA is not required to invest the Fund’s assets in any particular underlying fund, including the Underlying Fund, or allocate any particular percentage of the Fund’s assets to any particular underlying fund, including the Underlying Fund. Currently, the Fund achieves its investment objective by investing a substantial portion of its assets in the Underlying Fund.
The Underlying Fund seeks to track the performance of the Markit iBoxx® USD Liquid Investment Grade Index. The Markit iBoxx® USD Liquid Investment Grade Index includes liquid, U.S. dollar-denominated, investment-grade corporate bonds for sale in the U.S., as determined by the index provider. The Markit iBoxx® USD Liquid Investment Grade Index is a trademark of and is maintained by Markit Indices Limited (“Markit”) and has been licensed for use for certain purposes by BFA or its affiliates. Markit makes no representation or warranty, expressed or implied, regarding the advisability of investing in the Underlying Fund.
21

In managing the Underlying Fund, BFA uses a representative sampling index strategy. Representative sampling is an indexing strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to a specified benchmark index. Securities selected for the Underlying Fund are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the applicable underlying index. The Underlying Fund may or may not hold all of the securities that are included in its underlying index and may hold certain securities that are not included in its underlying index.
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust).
For its investment advisory services to the Fund, BFA is paid a management fee from the Fund based on a percentage of the Fund's average daily net assets, at the annual rate of 0.30%. BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in LQD, after taking into account any fee waivers by LQD, plus 0.10% through February 28, 2022. The contractual waiver may be terminated prior to February 28, 2022 only upon written agreement of the Trust and BFA. In addition, BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of December 31, 2019, BFA and its affiliates provided investment advisory services for assets in excess of $7.43 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities. BFA is considered a “commodity pool operator” with
22

respect to the Fund under the CEA and is therefore subject to regulation by the SEC and the CFTC with respect to the Fund.
A discussion regarding the basis for the approval by the Board of the Investment Advisory Agreement with BFA is available in the Fund's Annual Report for the period ended October 31.
From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.
Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, developing and implementing the Fund’s investment process and investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities. The following information provides additional information about each portfolio manager and member of the iShares Global Investment Research Team.
James Mauro has been employed by BFA or its affiliates as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2014.
Scott Radell has been employed by BFA or its affiliates as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at Barclays Global Fund Advisors in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2014.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), The PNC Financial Services Group, Inc. (which, through a subsidiary, has a significant economic interest in BlackRock) and its subsidiaries (each with The PNC Financial Services Group, Inc., an “Entity” and collectively, the “Entities”), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA, its Affiliates and the Entities provide investment
23

management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA, its Affiliates and the Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates or Entities act, or may act, as an investor, investment banker, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, market maker, trader, prime broker, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which an Affiliate or an Entity performs or seeks to perform investment banking or other services. Specifically, the Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate or an Entity has developed or is trying to develop investment banking relationships or in which an Affiliate or an Entity has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate or an Entity provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate or an Entity provides or may in the future provide research coverage. An Affiliate or an Entity may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund's portfolio investment transactions. BFA or one or more Affiliates or Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates or Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate or an Entity having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
24

In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or an Entity or its or their directors, officers or employees or other clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA, its Affiliates or Entities may adversely impact the Fund. Transactions by one or more clients or by BFA, its Affiliates or Entities or their directors, officers or employees, may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to BFA, one or more Affiliates or Entities and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Fund has retained BTC, an Affiliate of BFA, to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the securities lending agent will receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates or Entities may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA, its Affiliates and Entities and their respective directors, officers or employees, may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “LQDH.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the
25

bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Although the SEC has granted an exemptive order to the Trust permitting registered investment companies and unit investment trusts that enter into a participation agreement with the Trust (“Investing Funds”) to invest in iShares funds beyond the limits set forth in Section 12(d)(1) of the 1940 Act subject to certain terms and conditions, the exemptive order is not applicable to the Fund. Accordingly, Investing Funds must adhere to the limits set forth in Section 12(d)(1) of the 1940 Act when investing in the Fund. In addition, foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
26

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (i) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers and (ii) U.S. fixed-income assets and U.S. Treasury futures may be valued as of the announced closing time for trading in fixed-income instruments or U.S. Treasury futures in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets, which includes the value of the Underlying Fund shares in which the Fund invests, less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board.
The Fund values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund's approved independent third-party pricing services, each in accordance with valuation policies and procedures approved by the Board. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at lower prices than institutional round lots. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines in good faith that such method does not represent fair value.
The Fund, the Underlying Fund or both invest in non-U.S. securities. Non-U.S. securities held by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s NAV may change on days when Authorized Participants (as defined in the Creations and Redemptions section of this Prospectus) will not be able to purchase or redeem Fund shares.
Generally, trading in U.S. Treasury futures, non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Board. BFA may conclude that a market quotation is not readily available or is unreliable if a
27

security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the closing market price of one or more assets or liabilities held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in the local markets or in related or highly correlated assets (e.g., American Depositary Receipts, Global Depositary Receipts or substantially identical ETFs) on a trading day after the close of non-U.S. securities markets may be fair valued.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general
28

information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. Distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
You may lose the ability to use foreign tax credits passed through by the Fund if your Fund shares are loaned out pursuant to a securities lending agreement.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Dividends, interest and capital gains earned by the Underlying Fund with respect to securities issued by non-U.S. issuers may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Underlying Fund at the close of a year consists of non-U.S. stocks or securities (generally, for this purpose, depositary receipts, no matter where traded, of non-U.S. companies are treated as “non-U.S.”) (and 50% of the total assets of the Fund at the close of the year consists of securities issued by non-U.S. issuers, or, at the close of each quarter, shares of the Underlying Fund), the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund or the Underlying Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain
29

limitations, a credit in calculating your U.S. federal income tax.
For purposes of foreign tax credits for U.S. shareholders of the Fund, foreign capital gains taxes may not produce associated foreign source income, limiting the availability of such credits for U.S. persons.
Because the Fund is expected to invest in the Underlying Fund, the Fund’s realized losses on sales of shares of such Underlying Fund may be indefinitely or permanently deferred as “wash sales.” Distributions of short-term capital gains by the Underlying Fund will be recognized as ordinary income by the Fund and would not be offset by the Fund’s capital loss carryforwards, if any. Capital loss carryforwards of the Underlying Fund, if any, would not offset net capital gains of the Fund.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except
30

that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's distributor, BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund generally offers Creation Units partially for cash, but may, in certain circumstances, offer Creation Units solely for cash or solely in-kind. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund may accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
31

To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
32

Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 1 University Square Drive, Princeton, NJ 08540.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
33

Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)
	iShares Interest Rate Hedged Corporate Bond ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16	Year Ended 10/31/15
Net asset value, beginning of year	$ 95.79	$ 96.62	$ 92.49	$ 92.13	$ 97.95
Net investment income(a)	3.35	3.16	2.76	2.74	2.95
Net realized and unrealized gain (loss)(b)	(0.97)	(1.16)	3.73	(0.29)	(5.82)
Net increase (decrease) from investment operations	2.38	2.00	6.49	2.45	(2.87)
Distributions (c)
From net investment income	(3.12)	(2.83)	(2.36)	(2.09)	(2.81)
From net realized gain	(1.55)	—	—	—	—
Return of capital	—	—	—	—	(0.14)
Total distributions	(4.67)	(2.83)	(2.36)	(2.09)	(2.95)
Net asset value, end of year	$ 93.50	$ 95.79	$ 96.62	$ 92.49	$ 92.13
Total Return
Based on net asset value	2.63%	2.08%	7.11%	2.70%	(2.97)%
Ratios to Average Net Assets
Total expenses(d)	0.30%	0.30%	0.30%	0.30%	0.30%
Total expenses after fees waived(d)	0.10%	0.10%	0.10%	0.10%	0.11%
Net investment income	3.59%	3.27%	2.91%	3.01%	3.12%
Supplemental Data
Net assets, end of year (000)	$126,232	$215,530	$77,295	$32,372	$18,427
Portfolio turnover rate(e)(f)	4%	2%	0% (g)	2%	8%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(e) Portfolio turnover rate excludes in-kind transactions.
(f) Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund's financial highlights for its respective portfolio turnover rates.
(g) Rounds to less than 1%.
34

Disclaimers
Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to achieve its investment objective. NYSE Arca is not responsible for, nor has it participated in, the determination of the Fund's investments, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
35

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Want to know more?
iShares.com     |    1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2020 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK® are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-22649
IS-P-LQDH-0820

February 28, 2020
(as revised August 17, 2020)

2020 Prospectus
iShares U.S. ETF Trust
•	iShares Interest Rate Hedged Emerging Markets Bond ETF | EMBH | NYSE ARCA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.
You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.
The SEC and Commodity Futures Trading Commission (“CFTC”) have not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.
i

[THIS PAGE INTENTIONALLY LEFT BLANK]

iSHARES® INTEREST RATE HEDGED EMERGING MARKETS BOND ETF
Ticker: EMBH	Stock Exchange: NYSE Arca
Investment Objective
The iShares Interest Rate Hedged Emerging Markets Bond ETF (the “Fund”) seeks to mitigate the interest rate risk of a portfolio composed of U.S. dollar-denominated, emerging market bonds.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares U.S. ETF Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and extraordinary expenses. The Fund may incur “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses reflect the Fund's pro rata share of the fees and expenses incurred by investing in other investment companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund's prospectus (the “Prospectus”). BFA, the investment adviser to the Fund, has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares J.P. Morgan USD Emerging Markets Bond ETF (“EMB” or the “Underlying Fund”), after taking into account any fee waivers by EMB, plus 0.10% through February 28, 2022. The contractual waiver may be terminated prior to February 28, 2022 only upon written agreement of the Trust and BFA.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver	Total Annual Fund Operating Expenses After Fee Waiver
0.75%	None	None	0.38%	1.13%	(0.65)%	0.48%

Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$49	$226	$493	$1255
Portfolio Turnover. The Fund and the Underlying Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate for the Fund or the Underlying Fund may indicate higher transaction costs and may cause the Fund or the Underlying Fund to incur increased expenses. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example (except costs to the Underlying Fund included as part of Acquired Fund Fees and Expenses), affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 3% of the average value of its portfolio. To the extent the Underlying Fund incurs costs from high portfolio turnover, such costs may have a negative effect on the performance of the Fund.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. dollar-denominated emerging market bonds, in one or more underlying funds that principally invest in emerging market bonds and in U.S. Treasury securities (or cash equivalents). The Fund intends to invest a substantial portion of its assets in the Underlying Fund. The Fund attempts to mitigate the interest rate risk of the underlying securities and/or the Underlying Fund (as determined by BFA) primarily through the use of positions in both U.S. Treasury futures contracts and interest rate swaps (i.e., enter into a contract or contracts in which the Fund will make fixed-rate payments while receiving floating-rate payments based on a reference rate). The bonds in which the Underlying Fund invests include both investment-grade and non-investment-grade bonds and generally have at least two years until maturity at the time of investment. The Fund may also invest in other interest rate futures contracts, including but not limited to, Eurodollar and Federal Funds futures. The Fund’s futures and interest rate swap positions are not intended to mitigate credit risk or other factors influencing the price of emerging market bonds, which may have a greater impact than interest rates.
The Fund is an actively managed exchange-traded fund (“ETF”) that does not seek to replicate the performance of a specified index.
The Fund may also invest in other ETFs (including other iShares funds), U.S. government securities, options and swap contracts, short-term paper, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates.
The CFTC has adopted certain requirements that subject registered investment companies and their advisers to regulation by the CFTC if a registered investment company invests more than a prescribed level of its net asset value in CFTC-regulated futures, options and swaps, or if a registered investment company markets itself as providing investment exposure to such instruments. Due to the Fund’s use or potential use of CFTC-regulated futures, options and swaps above the prescribed levels, it is considered a “commodity pool” under the Commodity Exchange Act (“CEA”).
The Fund may have a higher degree of portfolio turnover than funds that seek to replicate the performance of an index.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of any collateral received).
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below (either directly or through its investments in the Underlying Fund), any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Unlike many ETFs, the Fund is not an index-based ETF. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Class Risk. Securities and other assets in the Fund's or the Underlying Fund's portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.
Assets Under Management (AUM) Risk. From time to time, an Authorized Participant (as defined in the Creations and Redemptions section of this Prospectus), a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, or a fund may invest in the Fund and hold its investment for a specific period of time to allow the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund or the Underlying Fund may “call” or repay the security before its stated maturity, and the Fund or the Underlying Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund's or Underlying Fund's income, or in securities with greater risks or with other less favorable features.
Cash Management Risk. If a significant amount of the Fund’s assets are invested in cash and cash equivalents, it will be more difficult for the Fund to achieve its investment objective. The Fund may underperform other funds that do not similarly invest in cash and cash equivalents for investment purposes and/or to collateralize derivative instruments.
Commodity Regulatory Risk. The Fund is deemed a commodity pool and BFA is considered a “commodity pool operator” with respect to the Fund under the CEA. BFA is therefore subject to regulation by the SEC and the CFTC. BFA is also subject to regulation by National Futures Association (“NFA”). The regulatory requirements governing the use of commodity futures, options on commodity futures, certain swaps or certain other investments could change at any time.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's or the Underlying
Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s or Underlying Fund's investment in that issuer. The degree of credit risk depends on an issuer's or counterparty's financial condition and on the terms of an obligation.
Custody Risk. Less developed securities markets are more likely to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund or the Underlying Fund, the Fund's or the Underlying Fund's adviser, distributor, or other service providers (including the benchmark provider), market makers, Authorized Participants, hedging counterparties to the Fund or the issuers of securities in which the Fund or the Underlying Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s service providers, market makers, Authorized Participants, hedging counterparties to the Fund or issuers of securities in which the Fund or the Underlying Fund invests.
Derivatives Risk. The Fund’s or Underlying Fund's use of derivatives may reduce the Fund’s or Underlying Fund's returns or increase volatility. Volatility is defined as the characteristic of a security, a currency, an index or a market to fluctuate significantly in price within a short time period. Derivatives may also be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Counterparty risk for over-the-counter (“OTC”) derivatives is generally higher than that for derivatives traded on an exchange or through a clearing house. A risk of the Fund’s or Underlying Fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the value of the underlying asset, the performance of the asset class to which the Fund or Underlying Fund seeks exposure or the performance of the overall markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund or Underlying Fund to sell or otherwise close a derivatives position could expose the Fund or Underlying Fund to losses and could make derivatives more difficult for the Fund or Underlying Fund to value accurately. The Fund or Underlying Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, or movements between the time of periodic reallocations of Fund or Underlying
Fund assets, which losses are potentially unlimited. Certain derivatives may give rise to a form of leverage and may expose the Fund or Underlying Fund to greater risk and increase its costs. The impact of U.S. and global regulation of derivatives may make derivatives more costly, may limit the availability of derivatives, may delay or restrict the exercise by the Fund or Underlying Fund of termination rights or remedies upon a counterparty default under derivatives held by the Fund or Underlying Fund (which could result in losses), or may otherwise adversely affect the value or performance of derivatives.
Geographic Risk. A natural disaster could occur in a geographic region in which the Fund or the Underlying Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund's or the Underlying Fund's investments in, or which are exposed to, the affected region.
Hedging Risk. The Fund seeks to mitigate the potential impact of interest rates on the performance of emerging market bonds by entering into positions in U.S. Treasury and other futures and interest rate swaps. The Fund’s Treasury and other futures positions are not intended to mitigate credit risk or other factors influencing the price of emerging market bonds, which may have a greater impact than interest rates. There is no guarantee that the Fund’s Treasury and other futures and interest rate swap positions will completely eliminate the interest rate risk of the long positions in emerging market bonds. In addition, when interest rates fall, long–only emerging market bond investments will perform better than the Fund’s investments. In certain falling interest rate environments, the Fund’s hedging strategy could result in disproportionately larger losses in the Treasury and other futures and interest rate swap positions as compared to gains in the long emerging market bond positions attributable to interest rate changes. There is no guarantee the Fund will have positive returns, even in environments of sharply rising interest rates in which the Fund’s Treasury and other futures and interest rate swap positions might be expected to mitigate the effects of such rises. The Fund will incur expenses when entering into Treasury and other futures and interest rate swap positions.
High Yield Securities Risk. Securities that are rated below investment-grade (commonly referred to as “junk bonds,” which may include those bonds rated below “BBB-” by S&P Global Ratings and Fitch Ratings, Inc. (“Fitch”) or “Baa3” by Moody's Investors Service, Inc. (“Moody's”)), or are unrated, may be deemed speculative, may involve greater levels of risk than higher-rated securities of similar maturity and may be more likely to default.
Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.
Income Risk. The Fund's income may decline when yields fall. This decline can occur because the Fund or the Underlying Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Fund's index are substituted, or the Fund or the Underlying Fund otherwise needs to purchase additional bonds.
Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic impacts. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. These events will have an impact on the Fund and its investments and could impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s NAV. Other infectious illness outbreaks in the future may result in similar impacts.
Interest Rate Risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very low, or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. An increase in interest rates will generally cause the value of securities held by the Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments, including those held by the Fund. The historically low interest rate environment heightens the risks associated with rising interest rates.
Interest Rate Swap Risk. Interest rate swaps are subject to risks applicable to swaps generally, including the risk that a counterparty fails to meet its obligations and the risk that the Fund is not able to liquidate such swap in a timely manner or at all, which could result in losses to the Fund. Because the Fund will invest in swaps that are subject to central clearing, these swaps are subject to the risk that a central clearinghouse will go into bankruptcy or become non-operational, and sometimes involve increased transaction costs. Counterparties to OTC swaps are not subject to these risks. An interest rate swap may fail to perform as intended and may not offset adverse changes in interest rates fully or at all. An interest rate swap may also reduce the Fund’s gains due to favorable changes in interest rates and result in losses to the Fund. Counterparties to interest rate swaps are subject to manipulation in the marketplace of the reference benchmark rate, which may affect the utility of the swap as a hedge.
Investment in the Underlying Fund Risk. The Fund expects to invest a substantial portion of its assets in the Underlying Fund, so the Fund’s investment performance is likely to be directly related to the performance of the Underlying Fund. The Fund’s NAV will change with changes in the value of the Underlying Fund and other securities and instruments in which the Fund invests based on their market valuations. An investment in the Fund will entail more costs and expenses than a direct investment in the Underlying Fund.
As the Fund’s allocations to the Underlying Fund change from time to time, or to the extent that the expense ratio of the Underlying Fund changes, the weighted average operating expenses borne by the Fund may increase or decrease.
Through its investment in the Underlying Fund, the Fund is exposed to Management Risk, Market Risk, and Market Trading Risk, among other risks.
Issuer Risk. The performance of the Fund depends on the performance of individual instruments to which the Fund or the Underlying Fund has exposure.The Fund may be adversely affected if an issuer of underlying securities held by the Fund or the Underlying Fund is unable or unwilling to repay principal or interest when due. Changes in the financial condition or credit rating of an issuer of those securities or counterparty on other instruments may cause the value of the securities or instruments to decline.
Management Risk. The Fund is subject to management risk, which is the risk that the investment process, techniques and risk analyses applied by BFA will not produce the desired results, and that securities selected by BFA may underperform the market or any relevant benchmark. In addition, legislative, regulatory, or tax developments may affect the investment techniques available to BFA in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Market Risk. The Fund and the Underlying Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Market Trading Risk. The Fund and the Underlying Fund face numerous market trading risks, including the potential lack of an active market for their shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Unlike some ETFs that track specific indexes, the Fund does not seek to replicate the performance of a specified index. Index-based ETFs have generally traded at prices that closely correspond to NAV. However, ETFs that do not seek to replicate the performance of a specified index have a limited trading history and, therefore, there can be no assurance as to whether, and/or the extent to which, the Fund's or Underlying Fund's shares will trade at premiums or discounts to NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S AND THE UNDERLYING FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Non-U.S. Agency Debt Risk. The Fund invests in uncollateralized bonds issued by agencies, subdivisions or instrumentalities of foreign governments. Bonds issued by foreign government agencies, subdivisions or instrumentalities are generally backed only by the general creditworthiness and reputation of the entity issuing the bonds and may not be backed by the full faith and credit of the foreign government. Moreover, a foreign government that explicitly provides its full faith and credit to a particular entity may be, due to changed circumstances, unable or unwilling to provide that support. A non-U.S. agency’s operations and financial condition are influenced by the foreign government’s economic and other policies.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers carry different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital. The Fund is specifically exposed to Asian Economic Risk, Central and South

American Economic Risk and Middle Eastern Economic Risk.
Operational Risk. The Fund and the Underlying Fund are exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s or the Underlying Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund, the Underlying Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Prepayment Risk. During periods of falling interest rates, issuers of certain debt obligations may repay principal prior to the security’s maturity, which may cause the Fund or the Underlying Fund to have to reinvest in securities with lower yields or higher risk of default, resulting in a decline in the Fund’s income or return potential.
Privatization Risk. Some countries in which the Fund or an Underlying Fund invests have privatized, or have begun the process of privatizing, certain entities and industries. Privatized entities may lose money or be re-nationalized.
Reliance on Trading Partners Risk. The Fund or the Underlying Fund invests in countries or regions whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund's investments. Through its holdings of securities of certain issuers, the Fund is specifically exposed to Asian Economic Risk,
Central and South American Economic Risk, European Economic Risk and U.S. Economic Risk.
Risk of Investing in Emerging Markets. Investments in emerging market issuers may be subject to a greater risk of loss than investments in issuers located or operating in more developed markets. Emerging markets may be more likely to experience inflation, political turmoil and rapid changes in economic conditions than more developed markets. Emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risk associated with custody of securities than developed markets.
Risk of Investing in Russia. Investing in Russian securities involves significant risks, including legal, regulatory and economic risks that are specific to Russia. In addition, investing in Russian securities involves risks associated with the settlement of portfolio transactions and loss of the Fund’s ownership rights in its portfolio securities as a result of the system of share registration and custody in Russia. A number of jurisdictions, including the U.S., Canada and the European Union (the “EU”), have imposed economic sanctions on certain Russian individuals and Russian corporate entities. Additionally, Russia is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Russian government or Russian companies, may impact Russia’s economy and Russian issuers of securities in which the Fund invests.

Risk of Swap Agreements. A swap is a two-party contract that generally obligates each counterparty to exchange periodic payments based on a pre-determined underlying investment or notional amount and to exchange collateral to secure the obligations of each counterparty. Swaps may be leveraged and are subject to counterparty risk, credit risk and pricing risk. Swaps may be subject to illiquidity risk, and it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Securities Lending Risk. The Fund or the Underlying Fund may engage in securities lending. Securities lending involves the risk that the Fund or the Underlying Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund or the Underlying Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund or Underlying Fund.
Security Risk. Some countries and regions in which the Fund invests have experienced security concerns, such as terrorism and strained international relations . Incidents involving a country's or region's security may cause uncertainty in its markets and may adversely affect its economy and the Fund's or the Underlying Fund's investments.
Small Fund Risk. When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Sovereign and Quasi-Sovereign Obligations Risk. The Fund or the Underlying Fund may invest in securities issued by or guaranteed by sovereign governments and by entities affiliated with or backed by non-U.S. sovereign governments, which may be unable or unwilling to repay principal or interest when due. In times of economic uncertainty, the prices of these securities may be more volatile than those of corporate debt obligations or of other government debt obligations.
Structural Risk. The countries in which the Fund or the Underlying Fund invests may be subject to considerable degrees of economic, political and social instability.
Tax Risk. Because the Fund invests in the Underlying Fund, the Fund’s realized losses on sales of shares of the Underlying Fund may be indefinitely or permanently deferred as “wash sales.” Distributions of short-term capital gains by the Underlying Fund will be recognized as ordinary income by the Fund and would not be offset by the Fund’s capital loss carryforwards, if any. Capital loss carryforwards of the Underlying Fund, if any, would not offset net capital gains of the Fund. Each of these effects is caused by the Fund's investment in the Underlying Fund and may result in distributions to Fund shareholders being of higher magnitude and less likely to qualify for lower capital gain tax rates than if the Fund were to invest directly in the securities and other instruments comprising its portfolio.
Valuation Risk. The price the Fund or the Underlying Fund could receive upon the sale of a security or unwind of a financial instrument or other asset may differ from the Fund's or the Underlying Fund's valuation of the security or other asset, particularly for securities or other instruments that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other instruments in the Fund's or the Underlying Fund's portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund's or the Underlying Fund's shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund or the Underlying Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund or the Underlying Fund not fair-valued securities or used a different valuation methodology. The Fund’s or the Underlying Fund's ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section of the Prospectus. If BFA had not waived certain Fund fees during certain periods, the Fund's returns would have been lower.
Year by Year Returns (Years Ended December 31)
The best calendar quarter return during the periods shown above was 4.82% in the 4th quarter of 2019; the worst was -3.84% in the 4th quarter of 2018.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).

Average Annual Total Returns
(for the periods ended December 31, 2019)
	One Year	Since Fund Inception
(Inception Date: 7/22/2015)
Return Before Taxes	8.20%	4.38%
Return After Taxes on Distributions[1]	6.40%	2.58%
Return After Taxes on Distributions and Sale of Fund Shares[1]	4.82%	2.54%
J.P. Morgan EMBI Global Core Swap Hedged Index (Index returns do not reflect deductions for fees, expenses, or taxes)	9.11%	4.79%

[1]	After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since 2015.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified index. Accordingly, the management team has discretion on a daily basis to manage the Fund's portfolio in accordance with the Fund's investment objective.
ETFs are funds that trade like other publicly-traded securities. Similar to shares of a mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.
Investment Process. BFA utilizes a model-based proprietary investment process to assemble an investment portfolio comprised of (i) long positions in the Underlying Fund, (ii) long positions in U.S. dollar-denominated emerging market bonds, (iii) long positions in U.S. Treasury securities and (iv) positions in U.S. Treasury futures and interest rate swaps. The futures and interest rate swap positions are expected to have, in the aggregate, approximately equivalent duration to the underlying securities in the Underlying Fund and to the emerging market bonds. By taking these futures and interest rate swap positions, BFA seeks to mitigate the potential impact of rising interest rates on the performance of the Underlying Fund and the emerging market bonds (conversely also limiting the potential positive impact of falling interest rates). The futures and interest rate swap positions are not intended to mitigate other factors influencing the price of emerging market bonds, such as credit risk, which may have a greater impact than rising or falling interest rates. Such other factors often impact emerging market bond prices in an opposite way than interest rates, making it difficult to directly observe the impact of changes in interest rates on emerging market bonds. Relative to a long-only investment in the same emerging market bonds, the Fund’s investment strategy is designed to outperform in a rising interest rate environment and underperform in a falling interest rate environment. Performance of the Fund could be particularly poor in risk averse, flight-to-quality environments when it is common for emerging market bonds to decline in value and for interest rates to fall. In addition, the performance of the Fund depends on many factors beyond rising or falling interest rates, such as the perceived level of credit risk in the emerging market bond positions. These factors may be as or more important to the performance of the Fund than the
1

impact of interest rates. As such, there is no guarantee that the Fund will have positive performance even in environments of sharply rising interest rates in which the futures and interest rate swap positions might be expected to mitigate the effect of such rises. The Fund may be more volatile than a long-only position in the same emerging market bonds.
BFA periodically rebalances the Fund's portfolio to maintain the desired aggregate duration exposure. Occasionally, market conditions and/or large Fund cash flows may require more frequent adjustment of the duration exposures. During the rebalancing process, BFA may identify securities in the portfolio that no longer meet the investment strategies of the Fund and may sell such securities to better align the portfolio with the Fund's investment strategies.
In certain situations or market conditions, the Fund may temporarily depart from its normal investment process, provided that the alternative, in the opinion of BFA, is consistent with the Fund’s investment objective and is in the best interest of the Fund. For example, the Fund may hold a higher than normal proportion of its assets in cash in response to adverse market, economic or political conditions. However, BFA will not seek to actively time market movements.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. The Fund may be exposed to these risks directly or indirectly through the Fund's investments in the Underlying Fund. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asian Economic Risk. Many Asian economies have experienced rapid growth and industrialization in recent years, but there is no assurance that this growth rate will be maintained. Other Asian economies, however, have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. Geopolitical hostility, political instability, and economic or environmental events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which the Fund or the Underlying Fund invests. Many Asian countries are subject to political risk, including political instability, corruption and regional conflict with neighboring countries. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war. Escalated tensions involving the two countries and any outbreak of hostilities between the two countries, or even the threat of an outbreak of hostilities, could have a severe adverse effect on the entire Asian region. Certain Asian countries have developed increasingly strained relationships with the U.S., and if these relations were
2

to worsen, they could adversely affect Asian issuers that rely on the U.S. for trade. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions. These risks, among others, may adversely affect the value of the Fund's or the Underlying Fund's investments.
Asset Class Risk. The securities and other assets in the Fund’s or the Underlying Fund's portfolio may underperform in comparison to other securities or indexes that track other issuers, countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities may experience cycles of outperformance and underperformance in comparison to the general financial markets depending upon a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
Assets Under Management (AUM) Risk. From time to time, an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, or a fund may invest in the Fund and hold its investment for a specific period of time to allow the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened because ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that are less widely traded often involve greater settlement and operational issues and capital costs for Authorized Participants, which may limit the availability of Authorized Participants.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund or the Underlying Fund may “call” or repay the security before its stated maturity, and the Fund or the Underlying Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.
Cash Management Risk. To the extent the Fund holds cash, the Fund will earn reduced income (if any) on the cash and will be subject to the credit risk of the depository institution holding the cash and any fees imposed on large cash balances. If a significant amount of the Fund’s assets are invested in cash and cash equivalents, it will be more difficult for the Fund to achieve its investment objective. The Fund may
3

underperform other funds that do not similarly invest in cash and cash equivalents for investment purposes and/or to collateralize derivative instruments.
Central and South American Economic Risk. Certain Central and South American countries have experienced high interest rates, economic volatility, high levels of inflation, currency devaluations, government defaults and high unemployment rates. Additionally, commodities such as oil and gas, minerals and metals represent a significant percentage of the region’s exports, and the economies of countries in the region are particularly sensitive to fluctuations in commodity prices as a result. The impact of any of the foregoing events in one country could have a significant effect on the entire region.
Commodity Regulatory Risk. The Fund is deemed a “commodity pool” and BFA is considered a “commodity pool operator” with respect to the Fund under the CEA. BFA is therefore subject to regulation by the SEC and the CFTC. BFA is also subject to regulation by NFA. The regulatory requirements governing the use of commodity futures, or options on commodity futures, certain swaps or certain other investments could change at any time.
The CFTC and the U.S. commodities exchanges impose limits referred to as “speculative position limits” on the maximum net long or net short speculative positions that any person may hold or control in any particular futures, options contracts or swaps traded on U.S. commodities exchanges. The CFTC has proposed a new set of speculative position limit rules which are not yet finalized (or effective). If the CFTC successfully implements these position limits, the size or duration of positions available to the Fund may be severely limited.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's or the Underlying Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, representing a particular country, group of countries, region, market, industry, group of industries, sector or asset class. The Fund may be more adversely affected by the underperformance of those securities and/or other assets, may experience increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those securities and/or other assets than a fund that does not concentrate its investments.
Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt instrument or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments when due or otherwise honor its obligations. There are varying degrees of credit risk, depending on an issuer’s or counterparty’s financial condition and on the terms of an obligation, which may be reflected in the issuer’s or counterparty’s credit rating. Certain portfolio holdings are rated below investment-grade, which means that they are at higher risk of defaulting. There is a chance, including a greater chance for below investment-grade investments, that the Fund’s or the Underlying Fund's portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), or that the market’s perception of an issuer’s creditworthiness may worsen, potentially reducing the Fund’s or the
4

Underlying Fund's income level or share price, which may adversely affect the value of the Fund. The Fund’s hedging strategy does not seek to mitigate credit risk.
Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades, as well as the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities markets are, the higher the degree of custody risk.
Cybersecurity Risk. With the increased use of technologies such as the internet to conduct business, the Fund, the Underlying Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund or the Underlying Fund invest, which could result in material adverse consequences for such issuers and may cause the Fund’s or the Underlying Fund's investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund and the Underlying Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Recently, geopolitical tensions may have increased the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity failures by or breaches of the systems of the Fund’s or the Underlying Fund's adviser, distributor and other service providers (including, but not limited to, index and benchmark providers, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants or the issuers of securities in which the Fund or the Underlying Fund invest, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s or the Underlying Fund's ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund, the Underlying Fund or their service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyberattacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund or the Underlying Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund or the Underlying Fund in order to resolve or prevent cyber incidents in the future. While the Fund and the Underlying Fund have
5

established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful or that cyberattacks will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund or Underlying Fund, issuers in which the Fund or Underlying Fund invests, hedging counterparties to the Fund or Underlying Fund, market makers or Authorized Participants. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund’s or Underlying Fund's use of derivatives may reduce the Fund’s or Underlying Fund's returns or increase volatility. Volatility is defined as the characteristic of a security, a currency, an index or a market to fluctuate significantly in price within a short time period. Derivatives may also be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Counterparty risk for OTC derivatives is generally higher than that for derivatives traded on an exchange or through a clearing house. A risk of the Fund’s or Underlying Fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the value of the underlying asset, the performance of the asset class to which the Fund or Underlying Fund seeks exposure or the performance of the overall markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund or Underlying Fund to sell or otherwise close a derivatives position could expose the Fund or Underlying Fund to losses and could make derivatives more difficult for the Fund or Underlying Fund to value accurately. The Fund or Underlying Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, or movements between the time of periodic reallocations of Fund or Underlying Fund assets, which losses are potentially unlimited. Certain derivatives may give rise to a form of leverage and may expose the Fund or Underlying Fund to greater risk and increase its costs. The impact of U.S. and global regulation of derivatives may make derivatives more costly, may limit the availability of derivatives, may delay or restrict the exercise by the Fund or Underlying Fund of termination rights or remedies upon a counterparty default under derivatives held by the Fund or Underlying Fund (which could result in losses), or may otherwise adversely affect the value or performance of derivatives.
European Economic Risk. The Economic and Monetary Union (the “eurozone”) of the EU requires compliance by member states that are members of the eurozone with restrictions on inflation rates, deficits, interest rates and debt levels, as well as fiscal and monetary controls, each of which may significantly affect every country in Europe, including those countries that are not members of the eurozone. Changes in imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of eurozone countries), the default or threat of default by an EU member state on its sovereign debt and/or an economic recession in an EU member state may have a significant adverse effect on the economies of other EU member states and their trading partners. The European financial markets have historically experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including, but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal,
6

Spain and Ukraine. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries.
Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The United Kingdom (the “U.K.”) will leave the European Union (“Brexit”) on January 31, 2020, subject to a transitional period ending December 31, 2020. During the transitional period, although the U.K. will no longer be a member state of the EU, it will remain subject to EU law and regulations as if it were still a member state. The U.K. and the EU are to negotiate the terms of their future trading relationship during the transitional period. Accordingly, the terms of such trading relationship remain uncertain. The outcome of such negotiations may give rise to significant uncertainties and instability in the financial markets as the U.K. negotiates the terms of its future relationship with the EU. The Fund will face risks associated with the potential uncertainty and consequences leading up to and that may follow Brexit, including with respect to volatility in exchange rates and interest rates. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit has also led to legal uncertainty and could lead to politically divergent national laws and regulations as a new relationship between the U.K. and EU is defined and the U.K. determines which EU laws to replace or replicate. Any of these effects of Brexit could adversely affect any of the companies to which the Fund has exposure and any other assets in which the Fund invests. The political, economic and legal consequences of Brexit are not yet known. In the short term, financial markets may experience heightened volatility, particularly those in the U.K. and Europe, but possibly worldwide. The U.K. and Europe may be less stable than they have been in recent years, and investments in the U.K. and the EU may be difficult to value, or subject to greater or more frequent rises and falls in value. In the longer term, there is likely to be a period of significant political, regulatory and commercial uncertainty as the U.K. seeks to negotiate the terms of its future trading relationships.
Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, as well as governmental or other responses to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments of EU countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe could also impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of the Fund's investments.
7

Geographic Risk. Some of the companies in which the Fund or the Underlying Fund invests are located in parts of the world that have historically been prone to natural disasters, such as earthquakes, tornadoes, volcanic eruptions, droughts, floods, hurricanes or tsunamis, and are economically sensitive to environmental events. Any such event may adversely impact the economies of these geographic areas or business operations of companies in these geographic areas, causing an adverse impact on the value of the Fund or Underlying Fund.
Hedging Risk. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions, which entail additional transaction costs, will be effective.
The Fund seeks to mitigate the potential impact of rising interest rates on the performance of emerging market bonds by entering into positions in U.S. Treasury futures and interest rate swaps. The Treasury and other futures positions are not intended to mitigate credit risk or certain other factors influencing the price of emerging market bonds, which may have a greater impact than rising or falling interest rates. There is no guarantee that the futures and interest rate swap positions will achieve the targeted reduction in the interest rate risk of the long positions in emerging market bonds. In addition, when interest rates fall, investors may be better off in a long–only emerging market investment than with an investment in the Fund. Performance of the Fund could be particularly poor in risk-averse, flight-to-quality environments when it is common for emerging market bonds to decline in value. Furthermore, the Fund may be more volatile than a long-only investment in emerging market bonds. The Fund may contain a significant allocation to callable emerging market bonds, which are subject to call risk and prepayment risk (see Call Risk and Prepayment Risk); callable bonds may have lower sensitivity to interest rate declines than non-callable bonds or U.S. Treasury futures. In certain falling interest rate environments, this could result in disproportionately larger losses in the futures and interest rate swap positions as compared to gains in the long emerging market bond position attributable to interest rate changes. There is no guarantee the Fund will have positive returns, even in environments of sharply rising interest rates in which the Fund’s futures and interest rate swap positions might be expected to mitigate the effects of such rises. The Fund will incur expenses when entering into futures and interest rate swap positions. The use of hedging may result in certain adverse tax consequences, as noted in the Taxes section of the Prospectus.
High Yield Securities Risk. Securities that are rated below investment-grade (commonly referred to as “junk bonds,” which may include those bonds rated below “BBB-” by S&P Global Ratings and Fitch, or “Baa3” by Moody’s), or are unrated, may be deemed speculative, may involve greater levels of risk than higher-rated securities of similar maturity and may be more likely to default.
The major risks of high yield securities investments include:
■	High yield securities may be issued by less creditworthy issuers. Issuers of high yield
8

securities may have a larger amount of outstanding debt relative to their assets than issuers of investment-grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield securities holders, leaving few or no assets available to repay high yield securities holders.
■	Prices of high yield securities are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of high yield securities than on other higher rated fixed-income securities. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.
■	Issuers of high yield securities may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.
■	High yield securities frequently have redemption features that permit an issuer to repurchase the security from the Fund or the Underlying Fund before it matures. If the issuer redeems high yield securities held by the Fund or the Underlying Fund, the Fund or the Underlying Fund may have to invest the proceeds in bonds with lower yields and may lose income.
■	High yield securities may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the high yield securities market, and there may be significant differences in the prices quoted for high yield securities by the dealers. Because high yield securities may be less liquid than higher rated fixed-income securities, judgment may play a greater role in valuing certain of the Fund's or Underlying Fund's securities than is the case with securities trading in a more liquid market.
■	The Fund or the Underlying Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.
Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments or the lack of an active market for such securities or instruments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. Illiquid investments may be harder to value, especially in changing markets. If the Fund is forced to sell underlying investments at
9

reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.
Income Risk. The Fund’s income may decline if yields fall because the Fund or the Underlying Fund may hold a significant portion of short duration securities and/or securities that have floating or variable interest rates. The Fund’s income may decline because the Fund or the Underlying Fund invests in lower yielding bonds as bonds in its portfolio mature, are near maturity or are called, or when the Fund or the Underlying Fund needs to purchase additional bonds.
Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus that was first detected in December 2019 has spread globally. The impact of this outbreak has adversely affected the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. The duration of the outbreak and its effects cannot be predicted with certainty. Any market or economic disruption can be expected to result in elevated tracking error and increased premiums or discounts to the Fund’s NAV.
■	General Impact. This outbreak has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, temporary closures of stores, restaurants and other commercial establishments, layoffs, defaults and other significant economic impacts, as well as general concern and uncertainty.
■	Market Volatility. The outbreak has also resulted in extreme volatility, severe losses, and disruptions in markets which can adversely impact the Fund and its investments, including impairing hedging activity to the extent a Fund engages in such activity, as expected correlations between related markets or instruments may no longer apply. In addition, to the extent the Fund invests in short-term instruments that have negative yields, the Fund’s value may be impaired as a result. Certain issuers of equity securities have cancelled or announced the suspension of dividends. The outbreak has, and may continue to, negatively affect the credit ratings of some fixed income securities and their issuers.
■	Market Closures. Certain local markets have been or may be subject to closures, and there can be no assurance that trading will continue in any local markets in which the Fund may invest, when any resumption of trading will occur or, once such markets resume trading, whether they will face further closures. Any suspension of
10

trading in markets in which the Fund invests will have an impact on the Fund and its investments and will impact the Fund’s ability to purchase or sell securities in such markets.
■	Operational Risk. The outbreak could also impair the information technology and other operational systems upon which the Fund’s service providers, including BFA, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform critical tasks relating to the Fund, for example, due to the service providers’ employees performing tasks in alternate locations than under normal operating conditions or the illness of certain employees of the Fund’s service providers.
■	Governmental Interventions. Governmental and quasi-governmental authorities and regulators throughout the world have responded to the outbreak and the resulting economic disruptions with a variety of fiscal and monetary policy changes, including direct capital infusions into companies and other issuers, new monetary policy tools, and lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of such policies, is likely to increase market volatility, which could adversely affect the Fund’s investments.
■	Pre-Existing Conditions. Public health crises caused by the outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally.
Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects.
Interest Rate Risk. As interest rates rise, the value of the fixed-income securities or other instruments held by the Fund or the Underlying Fund is likely to decrease. A measure investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. To the extent the Fund or the Underlying Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund or the Underlying Fund’s investments to decline significantly, which would adversely affect the value of the Fund. An increase in interest rates may lead to heightened volatility in the fixed-income markets and adversely affect certain fixed-income investments, including those held by the Fund. In addition, decreases in fixed income dealer market-making capacity may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets.
The historically low interest rate environment was created in part by the world’s major central banks keeping their overnight policy interest rates at, near or below zero percent and implementing monetary policy facilities, such as asset purchase programs, to anchor longer-term interest rates below historical levels. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Certain countries have recently experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility
11

and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are set at low levels and the market prices of portfolio securities have increased, the Fund may have a very low, or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. Central banks may increase their short-term policy rates or begin phasing out, or “tapering,” accommodative monetary policy facilities in the future. The timing, coordination, magnitude and effect of such policy changes on various markets is uncertain, and such changes in monetary policy may adversely affect the value of the Fund’s investments.
Interest Rate Swap Risk. Interest rate swaps consist of an exchange between counterparties of their rights to receive interest payments based on a reference interest rate and typically involve the payment by one counterparty of a fixed rate in respect of a defined notional amount in exchange for receipt of a floating rate on the same notional amount, each having the same payment dates and payable in the same currency. Interest rate swaps are subject to risks applicable to swaps generally, including the risk that a counterparty fails to meet its obligations and the risk that the Fund is not able to liquidate such swap in a timely manner or at all, which could result in losses to the Fund. Because the Fund will invest in swaps that are subject to central clearing, these swaps are subject to the risk that a central clearinghouse will go into bankruptcy or become non-operational, and sometimes involve increased transaction costs. Counterparties to OTC swaps are not subject to these risks. The Fund’s use of interest rate swaps requires it to post collateral, which may restrict the Fund’s ability to otherwise invest such collateral and involves additional costs to the Fund. An interest rate swap may fail to perform as intended and may not offset adverse changes in interest rates fully or at all. An interest rate swap may also reduce the Fund’s gains due to favorable changes in interest rates and result in losses to the Fund. Counterparties to interest rate swaps are subject to manipulation in the marketplace of the reference benchmark rate, which may affect the utility of the swap as a hedge.
Investment in the Underlying Fund Risk. The Fund expects to invest a substantial portion of its assets in the Underlying Fund, so the Fund’s investment performance is likely to be directly related to the performance of the Underlying Fund. The Fund’s NAV will change with changes in the value of the Underlying Fund and other securities in which the Fund invests based on their market valuations. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Fund. For example, the Fund indirectly pays a portion of the expenses (including operating expenses and management fees) incurred by the Underlying Fund.
An investor in the Fund may receive taxable gains from portfolio transactions by the Underlying Fund, as well as taxable gains from transactions in shares of the Underlying Fund by the Fund.
As the Fund’s allocation to the Underlying Fund changes from time to time, or to the extent that the expense ratio of the Underlying Fund changes, the weighted average operating expenses borne by the Fund may increase or decrease.
Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund or the Underlying Fund has exposure. The Fund may be adversely affected if an issuer of underlying securities held by the Fund or the
12

Underlying Fund is unable or unwilling to repay principal or interest when due. Any issuer of these securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures, credit deterioration of the issuer or other factors. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline. An issuer may also be subject to risks associated with the countries, states and regions in which the issuer resides, invests, sells products, or otherwise conducts operations.
Management Risk. The Fund is subject to management risk because it does not seek to replicate the performance of a specified index. BFA and the portfolio managers will utilize a proprietary investment process, techniques and risk analyses in making investment and hedging decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. In addition, legislative, regulatory, or tax developments may affect the investment techniques available to BFA in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Market Risk. The Fund and the Underlying Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Market risk arises mainly from uncertainty about future values of financial instruments and may be influenced by price, currency and interest rate movements. It represents the potential loss the Fund and the Underlying Fund may suffer through holding financial instruments in the face of market movements or uncertainty. The value of a security, asset or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security, asset or other instrument, or factors that affect a particular issuer or issuers, counterparty or group of counterparties, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund's NAV. During a general market downturn, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than are fixed-income securities with longer-term maturities. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.
Market Trading Risk
Absence of Active Market. Although shares of the Fund and the Underlying Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants.
Risk of Secondary Listings. The Fund's and the Underlying Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained, and may otherwise be made available
13

to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s or the Underlying Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund’s or the Underlying Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's or the Underlying Fund's shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund or Underlying Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund or the Underlying Fund may trade in the secondary market at times when the Fund or the Underlying Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund or the Underlying Fund accepts purchase and redemption orders. If the Fund purchases shares of the Underlying Fund at a time when the market price of Underlying Fund shares is at a premium to its NAV or sells Underlying Fund shares when their market price is at a discount to its NAV, the Fund may incur losses.
Secondary market trading in Fund or Underlying Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In addition, trading in Fund or Underlying Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market.
Shares of the Fund or the Underlying Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.
Shares of the Fund and the Underlying Fund May Trade at Prices Other Than NAV. Shares of the Fund and the Underlying Fund each trade on stock exchanges at prices at, above or below the respective Fund’s most recent NAV. The NAV of the Fund and the Underlying Fund are calculated at the end of each business day and fluctuate with changes in the market value of the Fund’s or the Underlying Fund's holdings. The trading price of each of the Fund's and the Underlying Fund's shares fluctuates continuously throughout trading hours based on both market supply of and demand for their shares and the underlying value of their portfolio holdings or NAV. As a result, the trading prices of the Fund’s and the Underlying Fund's shares may deviate significantly from NAV during periods of market volatility, including during periods of significant redemption requests or other unusual market conditions. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S OR THE UNDERLYING FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the NAV of the Fund or the Underlying Fund, as applicable, are not likely to be sustained over the long term (unlike shares of many closed-end
14

funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s or the Underlying Fund's shares normally will trade on stock exchanges at prices close to the Fund’s or the Underlying Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund or the Underlying Fund that differ significantly from their respective NAV. Authorized Participants may be less willing to create or redeem Fund or Underlying Fund shares if there is a lack of an active market for such shares or its underlying investments, which may contribute to the Fund’s or Underlying Fund's shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread”; that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread, which varies over time for shares of the Fund based on trading volume and market liquidity, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. In addition, increased market volatility may cause wider spreads. There may also be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Middle Eastern Economic Risk. Many Middle Eastern countries have little or no democratic tradition and the political and legal systems in such countries may adversely impact the companies in which the Fund invests and, as a result, the value of the Fund. Middle Eastern governments have exercised and continue to exercise substantial influence over many aspects of the private sector. Many economies in the Middle East are highly reliant on income from the sale of oil or trade with countries involved in the sale of oil, and their economies are therefore vulnerable to changes in the market for oil and foreign currency values. As global demand for oil fluctuates, many Middle Eastern economies may be significantly impacted. A sustained decrease in commodity prices could have a significant negative impact on all aspects of the economy in the region. Middle Eastern economies may be subject to acts of terrorism, political strife, religious, ethnic or socioeconomic unrest and sudden outbreaks of hostilities with neighboring countries.
Certain Middle Eastern countries have strained relations with other Middle Eastern countries due to territorial disputes, historical animosities, international alliances, religious tensions or defense concerns, which may adversely affect the economies of
15

these countries. Certain Middle Eastern countries experience significant unemployment, as well as widespread underemployment.
Many Middle Eastern countries periodically have experienced political, economic and social unrest as protestors have called for widespread reform. Some of these protests have resulted in a governmental regime change, internal conflict or civil war. If further regime changes were to occur, internal conflict were to intensify, or a civil war were to continue in any of these countries, such instability could adversely affect the economies of Middle Eastern countries in which the Fund invests and could decrease the value of the Fund’s investments.
Non-U.S. Agency Debt Risk. The Fund invests in uncollateralized bonds issued by agencies, subdivisions or instrumentalities of foreign governments. Bonds issued by these foreign government agencies, subdivisions or instrumentalities are generally backed only by the creditworthiness and reputation of the entities issuing the bonds and may not be backed by the full faith and credit of the foreign government. Moreover, a foreign government that explicitly provides its full faith and credit to a particular entity may be, due to changed circumstances, unable or unwilling to actually provide that support. If a non-U.S. agency is unable to meet its obligations, the performance of the Fund will be adversely impacted. A non-U.S. agency’s operations and financial condition are influenced by the foreign government’s economic and other policies. Changes to the financial condition or credit rating of a foreign government may cause the value of debt issued by that particular foreign government’s agencies, subdivisions or instrumentalities to decline. During periods of economic uncertainty, the trading of non-U.S. agency bonds may be less liquid while market prices may be more volatile than prices of U.S. agency bonds. Additional risks associated with non-U.S. agency investing include differences in accounting, auditing and financial reporting standards, adverse changes in investment or exchange control regulations, political instability, which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, uncertainties of transnational litigation, and potential restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by non-U.S. issuers held by the Fund or the Underlying Fund. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Unfavorable political, economic or governmental developments in non-U.S. countries could affect the payment of a security’s principal and interest. Securities issued by non-U.S. issuers may also be less liquid than, and more difficult to value than, securities of U.S. issuers. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
16

Operational Risk. The Fund and the Underlying Fund are exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund's or the Underlying Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund, the Underlying Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Prepayment Risk. During periods of falling interest rates, issuers of certain debt obligations may repay principal prior to the security’s maturity, which may cause the Fund or the Underlying Fund to have to reinvest in securities with lower yields or higher risk of default, resulting in a decline in the Fund’s or the Underlying Fund's income or return potential. Also, if a security subject to prepayment had been purchased at a premium, the value of the premium would be lost in the event of prepayment.
Privatization Risk. Some countries in which the Fund or the Underlying Fund invests have privatized, or have begun the process of privatizing, certain entities and industries. Newly privatized companies may face strong competition from government-sponsored competitors that have not been privatized. In some instances, investors in newly privatized entities have suffered losses due to the inability of the newly privatized entities to adjust quickly to a competitive environment or changing regulatory and legal standards or, in some cases, due to re-nationalization of such privatized entities. There is no assurance that similar losses will not recur.
Reliance on Trading Partners Risk. The economies of many countries or regions in which the Fund or the Underlying Fund invests are highly dependent on trade with certain key trading partners. Reduction in spending on products and services by these key trading partners, institution of tariffs or other trade barriers or a slowdown in the economies of key trading partners may adversely affect the performance of any company in which the Fund or the Underlying Fund invests and have a material adverse effect on the Fund’s performance.
Risk of Investing in Emerging Markets. Investments in emerging market issuers are subject to a greater risk of loss than investments in issuers located or operating in more developed markets. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed markets. Moreover, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. In addition, emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to changes in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are
17

frequently less developed and reliable than those in the U.S. (and other developed countries). In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund or the Underlying Fund to value its portfolio securities and could cause the Fund or the Underlying Fund to miss attractive investment opportunities.
Investing in emerging market countries involves a higher risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested in certain emerging market countries.
Risk of Investing in Russia. Investing in Russian securities involves significant risks, in addition to those described under “Risk of Investing in Emerging Markets” and “Non-U.S. Securities Risk” that are not typically associated with investing in U.S. securities, including:
■	The risk of delays in settling portfolio transactions and the risk of loss arising out of the system of share registration and custody used in Russia;
■	Risks in connection with the maintenance of the Fund's or the Underlying Fund’s portfolio securities and cash with foreign sub-custodians and securities depositories, including the risk that appropriate sub-custody arrangements will not be available to the Fund or the Underlying Fund;
■	The risk that the Fund's or the Underlying Fund’s ownership rights in portfolio securities could be lost through fraud or negligence because ownership in shares of Russian companies is recorded by the companies themselves and by registrars, rather than by a central registration system;
■	The risk that the Fund or the Underlying Fund may not be able to pursue claims on behalf of its shareholders because of the system of share registration and custody, and because Russian banking institutions and registrars are not guaranteed by the Russian government; and
■	The risk that various responses by other nation-states to alleged Russian cyber activity will impact Russia’s economy and Russian issuers of securities in which the Fund invests.
Russia Sanctions. The U.S. and the Economic and Monetary Union of the EU, along with the regulatory bodies of a number of countries including Japan, Australia, Norway, Switzerland and Canada (collectively, “Sanctioning Bodies”), have imposed economic sanctions, which consist of prohibiting certain securities trades, prohibiting certain private transactions in the energy sector, asset freezes and prohibition of all business, with certain Russian individuals and Russian corporate entities. The Sanctioning Bodies could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of the Fund to buy, sell, receive or deliver those securities and/or assets.
The sanctions against certain Russian issuers include prohibitions on transacting in or dealing in issuances of debt or equity of such issuers. Compliance with each of these
18

sanctions may impair the ability of the Fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. If it becomes impracticable or unlawful for the Fund to hold securities subject to, or otherwise affected by, sanctions (collectively, “affected securities”), or if deemed appropriate by BFA, the Fund may prohibit in-kind deposits of the affected securities in connection with creation transactions and instead require a cash deposit, which may also increase the Fund's transaction costs. The Fund may also be legally required to freeze assets in a blocked account.
Also, if an affected security is included in the Underlying Fund’s underlying index, the Underlying Fund may, where practicable, seek to eliminate its holdings of the affected security by employing or augmenting its representative sampling strategy to seek to track the investment results of its underlying index. The use of (or increased use of) a representative sampling strategy may increase the Underlying Fund’s tracking error risk. If the affected securities constitute a significant percentage of the underlying index, the Underlying Fund may not be able to effectively implement a representative sampling strategy, which may result in significant tracking error between the Underlying Fund’s performance and the performance of its underlying index.
Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by the Fund. In the event of such a freeze of any Fund assets, including depositary receipts, the Fund may need to liquidate non-restricted assets in order to satisfy any Fund redemption orders. The liquidation of Fund assets during this time may also result in the Fund receiving substantially lower prices for its securities.
These sanctions may also lead to changes in the Underlying Fund’s underlying index. The Underlying Fund’s index provider may remove securities from the underlying index or implement caps on the securities of certain issuers that have been subject to recent economic sanctions. In such an event, it is expected that the Underlying Fund will rebalance its portfolio to bring it in line with its underlying index as a result of any such changes, which may result in transaction costs and increased tracking error. These sanctions, the volatility that may result in the trading markets for Russian securities and the possibility that Russia may impose investment or currency controls on investors may cause the Underlying Fund to invest in, or increase the Underlying Fund’s investments in, depositary receipts that represent the securities of its underlying index. These investments may result in increased transaction costs and increased tracking error.
Risk of Swap Agreements. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may be subject to illiquidity risk, and it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses. Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free.
19

Securities Lending Risk. The Fund or the Underlying Fund may engage in securities lending. Securities lending involves the risk that the Fund or the Underlying Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund or the Underlying Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund or the Underlying Fund. BlackRock Institutional Trust Company, N.A. (“BTC”), the Fund's securities lending agent, will take into account the tax impact to shareholders of substitute payments for dividends when managing the Fund's securities lending program.
Security Risk. Some geographic areas in which the Fund invests have experienced acts of terrorism and strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the markets of these geographic areas and may adversely affect their economies.
Small Fund Risk. When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. If the Fund were to be required to delist from the listing exchange, the value of the Fund may rapidly decline and performance may be negatively impacted. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Sovereign and Quasi-Sovereign Obligations Risk. An investment in sovereign and quasi-sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign debt includes securities issued by or guaranteed by a sovereign government. The issuer of the sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund or the Underlying Fund may have limited recourse in the event of a default. Similar to other issuers, changes to the financial condition or credit rating of a government may cause the value of a sovereign debt obligation, including U.S. Treasury obligations, to decline. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations and may affect the Fund's NAV. Quasi-sovereign debt obligations are typically less liquid and less standardized than sovereign debt obligations. These risks may be more pronounced with respect to non-U.S. sovereign debt than with respect to U.S. government debt. In the past, certain emerging market countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.
Structural Risk. Certain political, economic, legal and currency risks could contribute to a high degree of price volatility in the equity markets of some of the countries in which the Fund or the Underlying Fund may invest and could adversely affect investments in the Fund or the Underlying Fund.
Political and Social Risk. Disparities of wealth, the pace and success of democratization and ethnic, religious and racial disaffection, among other factors, may exacerbate social unrest, violence and labor unrest in some of the countries in which the Fund or
20

the Underlying Fund may invest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses.
Economic Risk. Some countries in which the Fund or the Underlying Fund may invest may experience economic instability, including instability resulting from substantial rates of inflation or significant devaluations of their currency, or economic recessions, which would have a negative effect on the economies and securities markets of their economies. Some of these countries may also impose restrictions on the exchange or export of currency or adverse currency exchange rates and may be characterized by a lack of available currency hedging instruments.
Expropriation Risk. Investments in certain countries in which the Fund or the Underlying Fund may invest may be subject to loss due to expropriation or nationalization of assets and property or the imposition of restrictions on foreign investments and repatriation of capital.
Large Government Debt Risk. Chronic structural public sector deficits in some countries in which the Fund or the Underlying Fund may invest may adversely impact securities held by the Fund or the Underlying Fund.
Tax Risk. Because the Fund invests in the Underlying Fund, the Fund’s realized losses on sales of shares of the Underlying Fund may be indefinitely or permanently deferred as “wash sales.” Distributions of short-term capital gains by the Underlying Fund will be recognized as ordinary income by the Fund and would not be offset by the Fund’s capital loss carryforwards, if any. Capital loss carryforwards of the Underlying Fund, if any, would not offset net capital gains of the Fund. Each of these effects is caused by the Fund's investment in the Underlying Fund and may result in distributions to Fund shareholders being of higher magnitudes and less likely to qualify for lower capital gain tax rates than if the Fund were to invest directly in the securities and other instruments comprising the Underlying Fund.
U.S. Economic Risk. The U.S. is a significant, and in some cases the most significant, trading partner of, or foreign investor in, certain country or countries in which the Fund invests. As a result, economic conditions of such countries may be particularly affected by changes in the U.S. economy. A decrease in U.S. imports or exports, new trade and financial regulations or tariffs, changes in the U.S. dollar exchange rate or an economic slowdown in the U.S. may have a material adverse effect on the economic conditions of such countries and, as a result, securities to which the Fund has exposure.
Valuation Risk. The price the Fund and the Underlying Fund could receive upon the sale of a security or unwind of a financial instrument or other asset may differ from the Fund's or the Underlying Fund's valuation of the security, instrument or other asset, particularly for securities or other instruments that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. Because non-U.S. exchanges may be open on days when the Underlying Fund does not price its shares, the value of the securities or other instruments in the Fund’s or the Underlying Fund's portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s or the Underlying Fund's shares. In addition, for purposes of calculating the Fund's NAV, the value of assets denominated in non-U.S. currencies is converted into
21

U.S. dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies either directly or indirectly through the Fund's investments in the Underlying Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.
African Economic Risk. Investing in the economies of African countries involves risks not typically associated with investments in securities of issuers in more developed economies, countries or geographic regions that may negatively affect the value of investments in the Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest or widespread outbreaks of disease.
The securities markets in Africa are underdeveloped and are often considered to be less correlated to global economic cycles than markets located in more developed economies, countries or geographic regions. Securities markets in African countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Moreover, trading on African securities markets may be suspended altogether.
Certain governments in African countries may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in those countries. Moreover, certain countries in Africa may require governmental approval or special licenses prior to investment by foreign investors; may limit the amount of investment by foreign investors in a particular industry and/or issuer; may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domestic investors of those countries; and/or may impose additional taxes on foreign investors. These factors, among others, make investing in issuers located or operating in countries in Africa significantly riskier than investing in issuers located or operating in more developed countries.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators that are now in effect require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial
22

contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to the Fund.
Eastern European Economic Risk. An investment in issuers located or operating in Eastern Europe may subject the Fund to legal, regulatory, political, currency, security and economic risks specific to Eastern Europe. Economies of certain Eastern European countries rely heavily on the export of commodities, including oil, gas, and certain metals. As a result, such economies may be impacted by international commodity prices and are particularly vulnerable to global demand for these products. Geopolitical events, acts of terrorism, and other instability in certain Eastern European countries may cause uncertainty in their financial markets and adversely affect the performance of the issuers to which the Fund or the Underlying Fund has exposure. The securities markets in some Eastern European countries are substantially smaller and less developed, with less government supervision and regulation of stock exchanges, and may be less liquid and more volatile than securities markets in the U.S. or Western European countries. In addition, investing in securities of issuers located or operating in Eastern Europe may involve:
■	The risk of delays in settling portfolio transactions and the risk of loss arising out of the system of share registration and custody used in certain Eastern European countries;
■	Risks in connection with the maintenance of the Fund's portfolio securities and cash with foreign sub-custodians and securities depositories, including the risk that appropriate sub-custody arrangements will not be available to the Fund;
■	The risk that the Fund's ownership rights in portfolio securities could be lost through fraud or negligence as a result of the fact that ownership in shares of certain Eastern European companies is recorded by the companies themselves and by registrars, rather than a central registration system;
■	The risk that the Fund may not be able to pursue claims on behalf of its shareholders because of the system of share registration and custody, and because certain Eastern European banking institutions and registrars are not guaranteed by their respective governments; and
■	Risks in connection with Eastern European countries' dependence on the economic health of Western European countries and the EU as a whole.
Other risks related to investing in securities of issuers located or operating in Eastern Europe include: the potential absence of legal structures governing private and foreign investments and private property; the possibility of the loss of all or a substantial portion of the Fund’s assets invested in issuers located or operating in Eastern Europe as a result of expropriation; and certain national policies which may restrict the Fund’s investment opportunities, including, without limitation, restrictions on investing in issuers or industries deemed sensitive to relevant national interests. In addition,
23

Eastern European securities markets are particularly sensitive to social, political, economic, and currency events in Russia and may suffer heavy losses as a result of their trading and investment links to the Russian economy and currency.
Money Market Instruments Risk. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. If a significant amount of the Fund's assets are invested in money market instruments, it will be more difficult for the Fund to achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a money market fund. Money market funds other than government money market funds or retail money market funds “float” their NAV instead of using a stable $1.00 per share price.
Risks of Investing in Venezuela. Investment in Venezuela may subject the Fund to legal, regulatory, political, currency, security, expropriation and/or nationalization of assets and economic risk specific to Venezuela. Venezuela is extremely well endowed with natural resources and its economy is heavily dependent on export of natural resources to key trading partners. According to the Organization of Petroleum Exporting Countries, Venezuela boasts the world’s largest oil reserves. According to an industry report, Venezuela also has the continent’s largest natural gas reserves at an estimated 152 trn cubic meters. Any act of terrorism, an armed conflict or a breakdown of a key trading relationship that disrupts the production or export of natural resources will likely negatively affect the Venezuelan economy. The government continues to control key sectors of the economy, including upstream oil and gas production, and has sought to increase its role in key sectors, such as telecommunications and steel. Meanwhile, ambiguities in the investment environment remain, such as continued high levels of bureaucracy and corruption, large macroeconomic imbalances, and political and policy uncertainty. Friction continues between the governments of the U.S. and Venezuela. The U.S. has imposed economic sanctions, which consist of asset freezes and sectoral sanctions, on certain Venezuelan individuals and Venezuelan corporate entities, and on the Venezuelan government. The U.S. could also institute broader sanctions on Venezuela. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Venezuelan securities, a weakening of the bolivar or other adverse consequences to the Venezuelan economy. These sanctions impair the ability of the Fund to buy, sell, receive or deliver those securities and/or assets. Additional sanctions against Venezuela may in the future be imposed by the U.S. or other countries. These factors, among others, can have a negative impact on the Fund’s investments.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. The capacity of the Fund to make investments in certain securities may be affected by the relevant threshold limits, and
24

such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings.
For example, in certain circumstances where the Fund invests in securities issued by companies that operate in certain regulated industries or in certain emerging or international markets, is subject to corporate or regulatory ownership restrictions, or invests in certain futures or other derivative transactions, there may be limits on the aggregate and/or fund-level amount invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
A Further Discussion of Principal Investment Strategies
Overview
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. dollar-denominated emerging market bonds, in one or more underlying funds that principally invest in emerging market bonds, and in U.S. Treasury securities (or cash equivalents). The Fund intends to invest a substantial portion of its assets in one underlying fund, the Underlying Fund. The Fund attempts to mitigate the interest rate risk of the underlying securities and/or the Underlying Fund (as determined by BFA) primarily through the use of positions in both U.S. Treasury futures contracts and interest rate swaps. The bonds in which the Underlying Fund invests may include both investment-grade and non-investment-grade bonds and generally have at least two years until maturity at the time of investment. The Fund may also invest in other interest rate futures contracts, including but not limited to, Eurodollar and Federal Funds futures. The Fund’s futures and interest rate swap positions are not intended to mitigate credit risk or other factors influencing the price of emerging market bonds, which may have a greater impact than interest rates. The Fund’s 80% investment policy may be changed by the Fund’s Board of Trustees (the “Board”) upon 60 days’ notice to shareholders. In addition, the Fund may borrow, lend its portfolio securities to brokers, dealers and financial institutions, and may invest the collateral in certain short-term instruments, either directly or through one or more money market funds, as described in greater detail in the Fund's SAI.
The Fund invests in non-U.S. securities, emerging markets securities and debt instruments, which are subject to additional risks, as described in this Prospectus and in the Fund’s SAI.
The Underlying Fund
25

The Fund invests a substantial portion of its assets in the Underlying Fund, so the Fund’s investment performance is directly related to the performance of the Underlying Fund. The Fund’s NAV will change with changes in the value of the Underlying Fund and other securities in which the Fund invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Fund.
BFA is not required to invest the Fund’s assets in any particular underlying fund, including the Underlying Fund, or allocate any particular percentage of the Fund’s assets to any particular underlying fund, including the Underlying Fund. Currently, the Fund achieves its investment objective by investing a substantial portion of its assets in the Underlying Fund.
The Underlying Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the J.P. Morgan EMBI®Global Core Index. The J.P. Morgan EMBI®Global Core Index is a broad, diverse U.S. dollar-denominated emerging markets debt benchmark which tracks the total return of actively traded external debt instruments in emerging market countries. The methodology is designed to distribute the weight of each country within the J.P. Morgan EMBI®Global Core Index by limiting the weights of countries with higher debt outstanding and reallocating this excess to countries with lower debt outstanding. The J.P. Morgan EMBI®Global Core Index is a trademark of and is maintained by JPMorgan Chase & Co. (“J.P. Morgan”) and has been licensed for use for certain purposes by BFA or its affiliates. J.P. Morgan makes no representation or warranty, expressed or implied, regarding the advisability of investing in the Underlying Fund.
In managing the Underlying Fund, BFA uses a representative sampling index strategy. Representative sampling is an indexing strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to a specified benchmark index. Securities selected for the Underlying Fund are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the applicable underlying index. The Underlying Fund may or may not hold all of the securities that are included in its underlying index and may hold certain securities that are not included in its underlying index.
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
26

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust).
For its investment advisory services to the Fund, BFA is paid a management fee from the Fund based on a percentage of the Fund's average daily net assets, at the annual rate of 0.75%. BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in EMB, after taking into account any fee waivers by EMB, plus 0.10% through February 28, 2022. The contractual waiver may be terminated prior to February 28, 2022 only upon written agreement of the Trust and BFA. In addition, BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of December 31, 2019, BFA and its affiliates provided investment advisory services for assets in excess of $7.43 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities. BFA is considered a “commodity pool operator” with respect to the Fund under the CEA and is therefore subject to regulation by the SEC and the CFTC with respect to the Fund.
A discussion regarding the basis for the approval by the Board of the Investment Advisory Agreement with BFA is available in the Fund's Annual Report for the period ended October 31.
From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.
Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, developing and implementing the Fund’s investment process and investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities. The following information
27

provides additional information about each portfolio manager and member of the iShares Global Investment Research Team.
James Mauro has been employed by BFA or its affiliates as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2015.
Scott Radell has been employed by BFA or its affiliates as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at Barclays Global Fund Advisors in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2015.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), The PNC Financial Services Group, Inc. (which, through a subsidiary, has a significant economic interest in BlackRock) and its subsidiaries (each with The PNC Financial Services Group, Inc., an “Entity” and collectively, the “Entities”), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA, its Affiliates and the Entities provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA, its Affiliates and the Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates or Entities act, or may act, as an investor, investment banker, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, market maker, trader, prime broker, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which an Affiliate or an Entity performs or seeks to perform investment banking or other services. Specifically, the Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate or an Entity has developed or is trying to develop investment banking relationships or in which an Affiliate or an Entity has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate or an Entity provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate or
28

an Entity provides or may in the future provide research coverage. An Affiliate or an Entity may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund's portfolio investment transactions. BFA or one or more Affiliates or Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates or Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate or an Entity having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or an Entity or its or their directors, officers or employees or other clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA, its Affiliates or Entities may adversely impact the Fund. Transactions by one or more clients or by BFA, its Affiliates or Entities or their directors, officers or employees, may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to BFA, one or more Affiliates or Entities and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Fund has retained BTC, an Affiliate of BFA, to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the securities lending agent will receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates or Entities may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA, its Affiliates and Entities and their respective directors, officers or employees, may give rise to other conflicts of interest that could disadvantage the
29

Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “EMBH.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day,
30

Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Although the SEC has granted an exemptive order to the Trust permitting registered investment companies and unit investment trusts that enter into a participation agreement with the Trust (“Investing Funds”) to invest in iShares funds beyond the limits set forth in Section 12(d)(1) of the 1940 Act subject to certain terms and conditions, the exemptive order is not applicable to the Fund. Accordingly, Investing Funds must adhere to the limits set forth in Section 12(d)(1) of the 1940 Act when investing in the Fund. In addition, foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (i) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers (as detailed below) and (ii) U.S. fixed-income assets and U.S. Treasury futures may be valued as of the announced closing time for trading in fixed-income instruments or U.S. Treasury futures in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets, which includes the value of the Underlying Fund shares in which the Fund invests, less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board.
31

The Fund values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund's approved independent third-party pricing services, each in accordance with valuation policies and procedures approved by the Board. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at lower prices than institutional round lots. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines in good faith that such method does not represent fair value.
The Fund and/or the Underlying Fund invest in non-U.S. securities. Non-U.S. securities held by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s NAV may change on days when Authorized Participants will not be able to purchase or redeem Fund shares.
Generally, trading in U.S. Treasury futures,  non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the closing market price of one or more assets or liabilities held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in the local markets or in related or highly correlated assets (e.g., American Depositary Receipts, Global Depositary Receipts or substantially identical ETFs) on a trading day after the close of non-U.S. securities markets may be fair valued.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used.
32

Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. Distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
33

You may lose the ability to use foreign tax credits passed through by the Fund if your Fund shares are loaned out pursuant to a securities lending agreement.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Dividends, interest and capital gains earned by the Underlying Fund with respect to securities issued by non-U.S. issuers may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Underlying Fund at the close of a year consists of non-U.S. stocks or securities (generally, for this purpose, depositary receipts, no matter where traded, of non-U.S. companies are treated as “non-U.S.”) (and 50% of the total assets of the Fund at the close of the year consists of securities issued by non-U.S. issuers, or, at the close of each quarter, shares of the Underlying Fund), the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund or the Underlying Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
For purposes of foreign tax credits for U.S. shareholders of the Fund, foreign capital gains taxes may not produce associated foreign source income, limiting the availability of such credits for U.S. persons.
Because the Fund is expected to invest in the Underlying Fund, the Fund’s realized losses on sales of shares of such Underlying Fund may be indefinitely or permanently deferred as “wash sales.” Distributions of short-term capital gains by the Underlying Fund will be recognized as ordinary income by the Fund and would not be offset by the Fund’s capital loss carryforwards, if any. Capital loss carryforwards of the Underlying Fund, if any, would not offset net capital gains of the Fund.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
34

Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's distributor, BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
35

A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund generally offers Creation Units partially for cash, but may, in certain circumstances, offer Creation Units solely for cash or solely in-kind. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund may accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters
36

subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
37

Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 1 University Square Drive, Princeton, NJ 08540.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
38

Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)
	iShares Interest Rate Hedged Emerging Markets Bond ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16	Period From 07/22/15(a) to 10/31/15
Net asset value, beginning of period	$25.28	$ 26.44	$25.06	$24.20	$25.05
Net investment income(b)	1.42	1.06	1.11	1.17	0.33
Net realized and unrealized gain (loss)(c)	(1.00)	(1.19)	1.24	0.61	(0.95)
Net increase (decrease) from investment operations	0.42	(0.13)	2.35	1.78	(0.62)
Distributions (d)
From net investment income	(1.26)	(1.03)	(0.97)	(0.89)	(0.23)
Return of capital	—	—	—	(0.03)	(0.00) (e)
Total distributions	(1.26)	(1.03)	(0.97)	(0.92)	(0.23)
Net asset value, end of period	$24.44	$ 25.28	$26.44	$ 25.06	$24.20
Total Return
Based on net asset value	1.72%	(0.51)%	9.57%	7.49%	(2.43)% (f)
Ratios to Average Net Assets
Total expenses(g)	0.75%	0.75%	0.75%	0.75%	0.75% (h)
Total expenses after fees waived(g)	0.10%	0.10%	0.10%	0.10%	0.12% (h)
Net investment income	5.71%	4.07%	4.32%	4.82%	4.86% (h)
Supplemental Data
Net assets, end of period (000)	$ 7,333	$13,902	$ 2,644	$ 2,506	$ 2,420
Portfolio turnover rate(i)(j)	3%	0% (k)	2%	3%	0% (f)
(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Rounds to less than $0.01.
(f) Not annualized.
(g) The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(h) Annualized.
(i) Portfolio turnover rate excludes in-kind transactions.
(j) Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund's financial highlights for its respective portfolio turnover rates.
(k) Rounds to less than 1%.
39

Disclaimers
Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to achieve its investment objective. NYSE Arca is not responsible for, nor has it participated in, the determination of the Fund's investments, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
40

Want to know more?
iShares.com     |    1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2020 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK® are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-22649
IS-P-EMBH-0820

February 28, 2020
(as revised August 17, 2020)

2020 Prospectus
iShares U.S. ETF Trust
•	iShares Interest Rate Hedged High Yield Bond ETF | HYGH | NYSE ARCA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.
You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.
The SEC and Commodity Futures Trading Commission (“CFTC”) have not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.
i

[THIS PAGE INTENTIONALLY LEFT BLANK]

iSHARES® INTEREST RATE HEDGED HIGH YIELD BOND ETF
Ticker: HYGH	Stock Exchange: NYSE Arca
Investment Objective
The iShares Interest Rate Hedged High Yield Bond ETF (the “Fund”) seeks to mitigate the interest rate risk of a portfolio composed of U.S. dollar-denominated, high yield corporate bonds.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares U.S. ETF Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and extraordinary expenses. The Fund may incur “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses reflect the Fund's pro rata share of the fees and expenses incurred by investing in other investment companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund's prospectus (the “Prospectus”). BFA, the investment adviser to the Fund, has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares iBoxx $ High Yield Corporate Bond ETF (“HYG” or the “Underlying Fund”), after taking into account any fee waivers by HYG, plus 0.05% through February 28, 2022. The contractual waiver may be terminated prior to February 28, 2022 only upon written agreement of the Trust and BFA.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver	Total Annual Fund Operating Expenses After Fee Waiver
0.65%	None	None	0.48%	1.13%	(0.60)%	0.53%
S-1

Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$54	$237	$503	$1264
Portfolio Turnover. The Fund and the Underlying Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate for the Fund or the Underlying Fund may indicate higher transaction costs and may cause the Fund or the Underlying Fund to incur increased expenses. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example (except costs to the Underlying Fund included as part of Acquired Fund Fees and Expenses), affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1% of the average value of its portfolio. To the extent the Underlying Fund incurs costs from high portfolio turnover, such costs may have a negative effect on the performance of the Fund.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. dollar-denominated high yield bonds, in one or more underlying funds that principally invest in high yield bonds and in U.S. Treasury securities (or cash equivalents). The Fund intends to invest a substantial portion of its assets in the Underlying Fund. The Fund attempts to mitigate the interest rate risk of the underlying securities and/or the Underlying Fund (as determined by BFA) primarily through the use of positions in both U.S. Treasury futures contracts and interest rate swaps (i.e., enter into a contract or contracts in which the Fund will make fixed-rate payments while receiving floating-rate payments based on a reference rate). The Fund may also invest in other interest rate futures contracts, including but not limited to, Eurodollar and Federal Funds futures. The Fund’s futures and interest rate swap positions are not intended to mitigate credit risk or other factors influencing the price of high yield corporate bonds, which may have a greater impact than interest rates.
The Fund is an actively managed exchange-traded fund (“ETF”) that does not seek to replicate the performance of a specified index.
The Fund may also invest in other ETFs (including other iShares funds), U.S. government securities, options and swap contracts, short-term paper, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates.
The CFTC has adopted certain

S-2

requirements that subject registered investment companies and their advisers to regulation by the CFTC if a registered investment company invests more than a prescribed level of its net asset value in CFTC-regulated futures, options and swaps, or if a registered investment company markets itself as providing investment exposure to such instruments. Due to the Fund’s use or potential use of CFTC-regulated futures, options and swaps above the prescribed levels, it is considered a “commodity pool” under the Commodity Exchange Act (“CEA”).
The Fund may have a higher degree of portfolio turnover than funds that seek to replicate the performance of an index.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of any collateral received).
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below (either directly or through its investments in the Underlying Fund), any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Unlike many ETFs, the Fund is not an index-based ETF. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Class Risk. Securities and other assets in the Fund's or the Underlying Fund's portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.
Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in the Creations and Redemptions section of this prospectus (the “Prospectus”)) may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund or the Underlying Fund may “call” or repay the security before its stated maturity, and the Fund or the Underlying Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund's or Underlying Fund's income, or in securities with greater risks or with other less favorable features.
Cash Management Risk. If a significant amount of the Fund’s assets are invested in cash and cash equivalents, it will be more difficult for the Fund to achieve its investment objective. The Fund may underperform other funds that do not similarly invest in cash and
S-3

cash equivalents for investment purposes and/or to collateralize derivative instruments.
Commodity Regulatory Risk. The Fund is deemed a commodity pool and BFA is considered a “commodity pool operator” with respect to the Fund under the CEA. BFA is therefore subject to regulation by the SEC and the CFTC. BFA is also subject to regulation by National Futures Association (“NFA”). The regulatory requirements governing the use of commodity futures, options on commodity futures, certain swaps or certain other investments could change at any time.
Communication Services Sector Risk. Companies in the communications sector may be affected by industry competition, substantial capital requirements, government regulation, cyclicality of revenues and earnings, obsolescence of communications products and services due to technological advancement, a potential decrease in the discretionary income of targeted individuals and changing consumer tastes and interests.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's or the Underlying Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Consumer Cyclical Industry Risk. Consumer cyclical companies rely heavily on business cycles and economic conditions. Consumer cyclical companies may be adversely affected by domestic and international economic downturns, changes in exchange and interest rates, competition, consumers’ disposable income and preferences, social trends and marketing campaigns.
Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s or Underlying Fund's investment in that issuer. The degree of credit risk depends on an issuer's or counterparty's financial condition and on the terms of an obligation.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund or the Underlying Fund, the Fund's or the Underlying Fund's adviser, distributor, or other service providers (including the benchmark provider), market makers, Authorized Participants, hedging counterparties to the Fund or the issuers of securities in which the Fund or the Underlying Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s service providers, market makers, Authorized Participants, hedging counterparties to the Fund or issuers of securities in which the Fund or the Underlying Fund invests.
S-4

Derivatives Risk. The Fund’s or Underlying Fund's use of derivatives may reduce the Fund’s or Underlying Fund's returns or increase volatility. Volatility is defined as the characteristic of a security, a currency, an index or a market to fluctuate significantly in price within a short time period. Derivatives may also be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Counterparty risk for over-the-counter (“OTC”) derivatives is generally higher than that for derivatives traded on an exchange or through a clearing house. A risk of the Fund’s or Underlying Fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the value of the underlying asset, the performance of the asset class to which the Fund or Underlying Fund seeks exposure or the performance of the overall markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund or Underlying Fund to sell or otherwise close a derivatives position could expose the Fund or Underlying Fund to losses and could make derivatives more difficult for the Fund or Underlying Fund to value accurately. The Fund or Underlying Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, or movements between the time of periodic reallocations of Fund or Underlying Fund assets, which losses are potentially unlimited. Certain derivatives may give rise to a form of leverage and may expose the Fund or Underlying Fund to greater risk and increase its costs. The impact of U.S. and global regulation of derivatives may make derivatives more costly, may limit the availability of derivatives, may delay or restrict the exercise by the Fund or Underlying Fund of termination rights or remedies upon a counterparty default under derivatives held by the Fund or Underlying Fund (which could result in losses), or may otherwise adversely affect the value or performance of derivatives.
Geographic Risk. A natural disaster could occur in a geographic region in which the Fund or the Underlying Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund's or the Underlying Fund's investments in, or which are exposed to, the affected region.
Hedging Risk. The Fund seeks to mitigate the potential impact of interest rates on the performance of high yield bonds by entering into positions in U.S. Treasury and other futures and interest rate swaps. The Fund’s Treasury and other futures positions are not intended to mitigate credit risk or other factors influencing the price of high yield bonds, which may have a greater impact than interest rates. There is no guarantee that the Fund’s Treasury and other futures and interest rate swap positions will completely eliminate the interest rate risk of the long positions in high yield bonds. In addition, when interest rates fall, long–only high yield bond investments will perform better than the Fund’s investments. In certain falling interest rate environments, the Fund’s hedging strategy could result in disproportionately larger losses in the Treasury and other futures and interest rate swap positions as compared to gains in the long high yield bond positions attributable to interest rate changes. There is no guarantee the Fund will have positive returns, even in
S-5

environments of sharply rising interest rates in which the Fund’s Treasury and other futures and interest rate swap positions might be expected to mitigate the effects of such rises. The Fund will incur expenses when entering into Treasury and other futures and interest rate swap positions.
High Yield Securities Risk. Securities that are rated below investment-grade (commonly referred to as “junk bonds,” which may include those bonds rated below “BBB-” by S&P Global Ratings and Fitch Ratings, Inc. (“Fitch”) or “Baa3” by Moody's Investors Service, Inc. (“Moody's”)), or are unrated, may be deemed speculative, may involve greater levels of risk than higher-rated securities of similar maturity and may be more likely to default.
Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.
Income Risk. The Fund's income may decline when yields fall. This decline can occur because the Fund or the Underlying Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Fund's index are substituted, or the Fund or the Underlying Fund otherwise needs to purchase additional bonds.
Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic impacts. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. These events will have an impact on the Fund and its investments and could impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s NAV. Other infectious illness outbreaks in the future may result in similar impacts.
Interest Rate Risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very
S-6

low, or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. An increase in interest rates will generally cause the value of securities held by the Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments, including those held by the Fund. The historically low interest rate environment heightens the risks associated with rising interest rates.
Interest Rate Swap Risk. Interest rate swaps are subject to risks applicable to swaps generally, including the risk that a counterparty fails to meet its obligations and the risk that the Fund is not able to liquidate such swap in a timely manner or at all, which could result in losses to the Fund. Because the Fund will invest in swaps that are subject to central clearing, these swaps are subject to the risk that a central clearinghouse will go into bankruptcy or become non-operational, and sometimes involve increased transaction costs. Counterparties to OTC swaps are not subject to these risks. An interest rate swap may fail to perform as intended and may not offset adverse changes in interest rates fully or at all. An interest rate swap may also reduce the Fund’s gains due to favorable changes in interest rates and result in losses to the Fund. Counterparties to interest rate swaps are subject to manipulation in the marketplace of the reference benchmark rate, which may affect the utility of the swap as a hedge.
Investment in the Underlying Fund Risk. The Fund expects to invest a substantial portion of its assets in the Underlying Fund, so the Fund’s investment performance is likely to be directly related to the performance of the Underlying Fund. The Fund’s NAV will change with changes in the value of the Underlying Fund and other securities and instruments in which the Fund invests based on their market valuations. An investment in the Fund will entail more costs and expenses than a direct investment in the Underlying Fund.
As the Fund’s allocations to the Underlying Fund change from time to time, or to the extent that the expense ratio of the Underlying Fund changes, the weighted average operating expenses borne by the Fund may increase or decrease.
Through its investment in the Underlying Fund, the Fund is exposed to Management Risk, Market Risk, and Market Trading Risk, among other risks.
Issuer Risk. The performance of the Fund depends on the performance of individual instruments to which the Fund or the Underlying Fund has exposure.The Fund may be adversely affected if an issuer of underlying securities held by the Fund or the Underlying Fund is unable or unwilling to repay principal or interest when due. Changes in the financial condition or credit rating of an issuer of those securities or counterparty on other instruments may cause the value of the securities or instruments to decline.
Management Risk. The Fund is subject to management risk, which is the risk that the investment process, techniques and risk analyses applied by BFA will not produce the desired results, and that securities selected by BFA may underperform the market or any relevant benchmark. In addition,
S-7

legislative, regulatory, or tax developments may affect the investment techniques available to BFA in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Market Risk. The Fund and the Underlying Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Market Trading Risk. The Fund and the Underlying Fund face numerous market trading risks, including the potential lack of an active market for their shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Unlike some ETFs that track specific indexes, the Fund does not seek to replicate the performance of a specified index. Index-based ETFs have generally traded at prices that closely correspond to NAV. However, ETFs that do not seek to replicate the performance of a specified index have a limited trading history and, therefore, there can be no assurance as to whether, and/or the extent to which, the Fund's or Underlying Fund's shares will trade at premiums or discounts to NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S AND THE UNDERLYING FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Operational Risk. The Fund and the Underlying Fund are exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s or the Underlying Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund, the Underlying Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Prepayment Risk. During periods of falling interest rates, issuers of certain debt obligations may repay principal prior to the security’s maturity, which may cause the Fund or the Underlying Fund to have to reinvest in securities with lower yields or higher risk of default, resulting in a decline in the Fund’s income or return potential.
Privately Issued Securities Risk. The Fund or the Underlying Fund will invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended (“1933 Act”). Privately issued securities are securities that have not been registered under the 1933 Act and as a result may be subject to legal restrictions on resale. Privately issued securities are generally not traded on established markets. As a result of the absence of a public trading market, privately issued securities may be deemed to be illiquid investments, may be more difficult to value than publicly traded securities and may be subject to wide fluctuations in value.
S-8

Delay or difficulty in selling such securities may result in a loss to the Fund.
Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund or the Underlying Fund has exposure.
Risk of Swap Agreements. A swap is a two-party contract that generally obligates each counterparty to exchange periodic payments based on a pre-determined underlying investment or notional amount and to exchange collateral to secure the obligations of each counterparty. Swaps may be leveraged and are subject to counterparty risk, credit risk and pricing risk. Swaps may be subject to illiquidity risk, and it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Securities Lending Risk. The Fund or the Underlying Fund may engage in securities lending. Securities lending involves the risk that the Fund or the Underlying Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund or the Underlying Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund or Underlying Fund.
Tax Risk. The Underlying Fund invests in derivatives. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income the Underlying Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than as capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. Income from swaps is generally taxable. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the U.S. Internal Revenue Service (“IRS”).
Valuation Risk. The price the Fund or the Underlying Fund could receive upon the sale of a security or unwind of a financial instrument or other asset may differ from the Fund's or the Underlying Fund's valuation of the security or other asset, particularly for securities or other instruments that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other instruments in the Fund's or the Underlying Fund's portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund's or the Underlying Fund's shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund or the Underlying Fund is holding fair-valued securities may receive fewer or
S-9

more shares, or lower or higher redemption proceeds, than they would have received had the Fund or the Underlying Fund not fair-valued securities or used a different valuation methodology. The Fund’s or the
Underlying Fund's ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section of the Prospectus. If BFA had not waived certain Fund fees during certain periods, the Fund's returns would have been lower.
Year by Year Returns (Years Ended December 31)
The best calendar quarter return during the periods shown above was 6.56% in the 1st quarter of 2019; the worst was -6.25% in the 3rd quarter of 2015.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
S-10

Average Annual Total Returns
(for the periods ended December 31, 2019)
	One Year	Five Years	Since Fund Inception
(Inception Date: 5/27/2014)
Return Before Taxes	10.95%	4.39%	3.32%
Return After Taxes on Distributions[1]	8.75%	2.13%	1.05%
Return After Taxes on Distributions and Sale of Fund Shares[1]	6.44%	2.31%	1.47%
Markit iBoxx USD Liquid High Yield Interest Rate Hedged Swaps Index[2] (Index returns do not reflect deductions for fees, expenses, or taxes)	11.85%	4.96%	3.91%

[1]	After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
[2]	The Markit iBoxx USD Liquid High Yield Interest Rate Hedged Swaps Index is an unmanaged index that reflects the duration hedged performance of U.S. dollar-denominated high yield corporate debt.
S-11

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since 2014.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
S-12

More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified index. Accordingly, the management team has discretion on a daily basis to manage the Fund's portfolio in accordance with the Fund's investment objective.
ETFs are funds that trade like other publicly-traded securities. Similar to shares of a mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.
Investment Process. BFA utilizes a model-based proprietary investment process to assemble an investment portfolio comprised of (i) long positions in the Underlying Fund, (ii) long positions in U.S. dollar-denominated high yield bonds, (iii) long positions in U.S. Treasury securities and (iv) positions in U.S. Treasury futures and interest rate swaps. The futures and interest rate swap positions are expected to have, in the aggregate, approximately equivalent duration to the underlying securities in the Underlying Fund and to the high yield bonds. By taking these futures and interest rate swap positions, BFA seeks to mitigate the potential impact of rising interest rates on the performance of the Underlying Fund and the high yield bonds (conversely also limiting the potential positive impact of falling interest rates). The futures and interest rate swap positions are not intended to mitigate other factors influencing the price of high yield bonds, such as credit risk, which may have a greater impact than rising or falling interest rates. Such other factors often impact high yield bond prices in an opposite way than interest rates, making it difficult to directly observe the impact of changes in interest rates on high yield bonds. Relative to a long-only investment in the same high yield bonds, the Fund’s investment strategy is designed to outperform in a rising interest rate environment and underperform in a falling interest rate environment. Performance of the Fund could be particularly poor in risk averse, flight-to-quality environments when it is common for high yield bonds to decline in value and for interest rates to fall. In addition, the performance of the Fund depends on many factors beyond rising or falling interest rates, such as the perceived level of credit risk in the high yield bond positions. These factors may be as or more important to the performance of the Fund than the impact of interest rates. As such, there is no
1

guarantee that the Fund will have positive performance even in environments of sharply rising interest rates in which the futures and interest rate swap positions might be expected to mitigate the effect of such rises. The Fund may be more volatile than a long-only position in the same high yield bonds.
BFA periodically rebalances the Fund's portfolio to maintain the desired aggregate duration exposure. Occasionally, market conditions and/or large Fund cash flows may require more frequent adjustment of the duration exposures. During the rebalancing process, BFA may identify securities in the portfolio that no longer meet the investment strategies of the Fund and may sell such securities to better align the portfolio with the Fund's investment strategies.
In certain situations or market conditions, the Fund may temporarily depart from its normal investment process, provided that the alternative, in the opinion of BFA, is consistent with the Fund’s investment objective and is in the best interest of the Fund. For example, the Fund may hold a higher than normal proportion of its assets in cash in response to adverse market, economic or political conditions. However, BFA will not seek to actively time market movements.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. The Fund may be exposed to these risks directly or indirectly through the Fund's investments in the Underlying Fund. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Class Risk. The securities and other assets in the Fund’s or the Underlying Fund's portfolio may underperform in comparison to other securities or indexes that track other issuers, countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities may experience cycles of outperformance and underperformance in comparison to the general financial markets depending upon a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized
2

Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened because ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that are less widely traded often involve greater settlement and operational issues and capital costs for Authorized Participants, which may limit the availability of Authorized Participants.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund or the Underlying Fund may “call” or repay the security before its stated maturity, and the Fund or the Underlying Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.
Cash Management Risk. To the extent the Fund holds cash, the Fund will earn reduced income (if any) on the cash and will be subject to the credit risk of the depository institution holding the cash and any fees imposed on large cash balances. If a significant amount of the Fund’s assets are invested in cash and cash equivalents, it will be more difficult for the Fund to achieve its investment objective. The Fund may underperform other funds that do not similarly invest in cash and cash equivalents for investment purposes and/or to collateralize derivative instruments.
Commodity Regulatory Risk. The Fund is deemed a “commodity pool” and BFA is considered a “commodity pool operator” with respect to the Fund under the CEA. BFA is therefore subject to regulation by the SEC and the CFTC. BFA is also subject to regulation by NFA. The regulatory requirements governing the use of commodity futures, or options on commodity futures, certain swaps or certain other investments could change at any time.
The CFTC and the U.S. commodities exchanges impose limits referred to as “speculative position limits” on the maximum net long or net short speculative positions that any person may hold or control in any particular futures, options contracts or swaps traded on U.S. commodities exchanges. The CFTC has proposed a new set of speculative position limit rules which are not yet finalized (or effective). If the CFTC successfully implements these position limits, the size or duration of positions available to the Fund may be severely limited.
Communication Services Sector Risk. The communication services sector consists of both companies in the telecommunication services industry as well as those in the media and entertainment industry. Examples of companies in the telecommunication services industry group include providers of fiber-optic, fixed-line, cellular and wireless telecommunications networks. Companies in the media and entertainment industry group encompass a variety of services and products including television broadcasting, gaming products, social media, networking platforms, online classifieds, online review websites, and Internet search engines. Companies in the communication services sector may be affected by industry competition, substantial capital requirements, government regulation, and obsolescence of communications products and services due to technological advancement. Fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company's profitability. In addition, while
3

all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
The communication services sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of communications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. The communications services industry can also be significantly affected by intense competition for market share, including competition with alternative technologies such as wireless communications, product compatibility and standardization, consumer preferences, rapid product obsolescence, research and development of new products, lack of standardization or compatibility with existing technologies, and a dependency on patent and copyright protections. Companies in the communication services sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain communications companies obsolete.
Telecommunications providers with exposure to the U.S. are generally required to obtain franchises or licenses in order to provide services in a given location. Licensing and franchise rights in the telecommunications sector are limited, which may provide an advantage to certain participants. Limited availability of such rights, high barriers to market entry and regulatory oversight, among other factors, have led to consolidation of companies within the sector, which could lead to further regulation or other negative effects in the future. Telecommunication providers investing in non-U.S. countries may be subject to similar risks. Additional risks include those related to competitive challenges in the U.S. from non-U.S. competitors engaged in strategic joint ventures with U.S. companies and in non-U.S. markets from both U.S. and non-U.S. competitors.
Companies in the media and entertainment industries can be significantly affected by several factors, including competition, particularly in formulation of products and services using new technologies, cyclicality of revenues and earnings, a potential decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, and the potential increase in government regulation. Companies in the media and entertainment industries may become obsolete quickly. Advertising spending can be an important revenue source for media and entertainment companies. During economic downturns advertising spending typically decreases and, as a result, media and entertainment companies tend to generate less revenue.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's or the Underlying Fund's investments are concentrated in the securities and/or other assets of a particular
4

issuer or issuers, representing a particular country, group of countries, region, market, industry, group of industries, sector or asset class. The Fund may be more adversely affected by the underperformance of those securities and/or other assets, may experience increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those securities and/or other assets than a fund that does not concentrate its investments.
Consumer Cyclical Industry Risk. The success of consumer cyclical companies is tied closely to the performance of domestic and international economies, exchange rates, interest rates, competition, consumer confidence, changes in demographics and preferences. Companies in the consumer cyclical industry sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt instrument or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments when due or otherwise honor its obligations. There are varying degrees of credit risk, depending on an issuer’s or counterparty’s financial condition and on the terms of an obligation, which may be reflected in the issuer’s or counterparty’s credit rating. There is the chance that the Fund’s or the Underlying Fund's portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), or that the market’s perception of an issuer’s creditworthiness may worsen, potentially reducing the Fund’s or the Underlying Fund's income level or share price, which may adversely affect the value of the Fund. The Fund’s hedging strategy does not seek to mitigate credit risk.
Cybersecurity Risk. With the increased use of technologies such as the internet to conduct business, the Fund, the Underlying Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund or the Underlying Fund invest, which could result in material adverse consequences for such issuers and may cause the Fund’s or the Underlying Fund's investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund and the Underlying Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Recently, geopolitical tensions may have increased the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity failures by or breaches of the systems of the Fund’s or the Underlying
5

Fund's adviser, distributor and other service providers (including, but not limited to, index and benchmark providers, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants or the issuers of securities in which the Fund or the Underlying Fund invest, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s or the Underlying Fund's ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund, the Underlying Fund or their service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyberattacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund or the Underlying Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund or the Underlying Fund in order to resolve or prevent cyber incidents in the future. While the Fund and the Underlying Fund have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful or that cyberattacks will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund or Underlying Fund, issuers in which the Fund or Underlying Fund invests, hedging counterparties to the Fund or Underlying Fund, market makers or Authorized Participants. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund’s or Underlying Fund's use of derivatives may reduce the Fund’s or Underlying Fund's returns or increase volatility. Volatility is defined as the characteristic of a security, a currency, an index or a market to fluctuate significantly in price within a short time period. Derivatives may also be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Counterparty risk for OTC derivatives is generally higher than that for derivatives traded on an exchange or through a clearing house. A risk of the Fund’s or Underlying Fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the value of the underlying asset, the performance of the asset class to which the Fund or Underlying Fund seeks exposure or the performance of the overall markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund or Underlying Fund to sell or otherwise close a derivatives position could expose the Fund or Underlying Fund to losses and could make derivatives more difficult for the Fund or Underlying Fund to value accurately. The Fund or Underlying Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, or movements between the time of periodic reallocations of Fund or Underlying Fund assets, which losses are potentially unlimited. Certain derivatives may give rise to a form of leverage and may expose the Fund or Underlying Fund to greater risk and increase its costs. The impact of U.S. and global regulation of derivatives may make derivatives more costly, may limit the availability of derivatives, may delay or restrict the exercise by the Fund or
6

Underlying Fund of termination rights or remedies upon a counterparty default under derivatives held by the Fund or Underlying Fund (which could result in losses), or may otherwise adversely affect the value or performance of derivatives.
Geographic Risk. Some of the companies in which the Fund or the Underlying Fund invests are located in parts of the world that have historically been prone to natural disasters, such as earthquakes, tornadoes, volcanic eruptions, droughts, floods, hurricanes or tsunamis, and are economically sensitive to environmental events. Any such event may adversely impact the economies of these geographic areas or business operations of companies in these geographic areas, causing an adverse impact on the value of the Fund or Underlying Fund.
Hedging Risk. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions, which entail additional transaction costs, will be effective.
The Fund seeks to mitigate the potential impact of rising interest rates on the performance of high yield bonds by entering into positions in U.S. Treasury futures and interest rate swaps. The Treasury and other futures positions are not intended to mitigate credit risk or certain other factors influencing the price of high yield bonds, which may have a greater impact than rising or falling interest rates. There is no guarantee that the futures and interest rate swap positions will achieve the targeted reduction in the interest rate risk of the long positions in high yield bonds. In addition, when interest rates fall, investors may be better off in a long–only high yield investment than with an investment in the Fund. Performance of the Fund could be particularly poor in risk-averse, flight-to-quality environments when it is common for high yield bonds to decline in value. Furthermore, the Fund may be more volatile than a long-only investment in high yield bonds. The Fund may contain a significant allocation to callable high yield bonds, which are subject to call risk and prepayment risk (see Call Risk and Prepayment Risk); callable bonds may have lower sensitivity to interest rate declines than non-callable bonds or U.S. Treasury futures. In certain falling interest rate environments, this could result in disproportionately larger losses in the futures and interest rate swap positions as compared to gains in the long high yield bond position attributable to interest rate changes. There is no guarantee the Fund will have positive returns, even in environments of sharply rising interest rates in which the Fund’s futures and interest rate swap positions might be expected to mitigate the effects of such rises. The Fund will incur expenses when entering into futures and interest rate swap positions. The use of hedging may result in certain adverse tax consequences, as noted in the Taxes section of the Prospectus.
High Yield Securities Risk. Securities that are rated below investment-grade (commonly referred to as “junk bonds,” which may include those bonds rated below “BBB-” by S&P Global Ratings and Fitch, or “Baa3” by Moody’s), or are unrated, may be deemed speculative, may involve greater levels of risk than higher-rated securities of similar maturity and may be more likely to default.
7

The major risks of high yield securities investments include:
■	High yield securities may be issued by less creditworthy issuers. Issuers of high yield securities may have a larger amount of outstanding debt relative to their assets than issuers of investment-grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield securities holders, leaving few or no assets available to repay high yield securities holders.
■	Prices of high yield securities are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of high yield securities than on other higher rated fixed-income securities. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.
■	Issuers of high yield securities may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.
■	High yield securities frequently have redemption features that permit an issuer to repurchase the security from the Fund or the Underlying Fund before it matures. If the issuer redeems high yield securities held by the Fund or the Underlying Fund, the Fund or the Underlying Fund may have to invest the proceeds in bonds with lower yields and may lose income.
■	High yield securities may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the high yield securities market, and there may be significant differences in the prices quoted for high yield securities by the dealers. Because high yield securities may be less liquid than higher rated fixed-income securities, judgment may play a greater role in valuing certain of the Fund's or Underlying Fund's securities than is the case with securities trading in a more liquid market.
■	The Fund or the Underlying Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.
Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments or the lack of an active market for such securities or instruments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the
8

Fund’s liquidity risk management program. Illiquid investments may be harder to value, especially in changing markets. If the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.
Income Risk. The Fund’s income may decline if yields fall because the Fund or the Underlying Fund may hold a significant portion of short duration securities and/or securities that have floating or variable interest rates. The Fund’s income may decline because the Fund or the Underlying Fund invests in lower yielding bonds as bonds in its portfolio mature, are near maturity or are called, or when the Fund or the Underlying Fund needs to purchase additional bonds.
Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus that was first detected in December 2019 has spread globally. The impact of this outbreak has adversely affected the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. The duration of the outbreak and its effects cannot be predicted with certainty. Any market or economic disruption can be expected to result in elevated tracking error and increased premiums or discounts to the Fund’s NAV.
■	General Impact. This outbreak has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, temporary closures of stores, restaurants and other commercial establishments, layoffs, defaults and other significant economic impacts, as well as general concern and uncertainty.
■	Market Volatility. The outbreak has also resulted in extreme volatility, severe losses, and disruptions in markets which can adversely impact the Fund and its investments, including impairing hedging activity to the extent a Fund engages in such activity, as expected correlations between related markets or instruments may no longer apply. In addition, to the extent the Fund invests in short-term instruments that have negative yields, the Fund’s value may be impaired as a result. Certain issuers of equity securities have cancelled or announced the suspension of dividends. The outbreak has, and may continue to, negatively affect the credit ratings of some fixed income securities and their issuers.
■	Market Closures. Certain local markets have been or may be subject to closures, and there can be no assurance that trading will continue in any local markets in which the Fund may invest, when any resumption of trading will occur or, once such markets resume trading, whether they will face further closures. Any suspension of
9

trading in markets in which the Fund invests will have an impact on the Fund and its investments and will impact the Fund’s ability to purchase or sell securities in such markets.
■	Operational Risk. The outbreak could also impair the information technology and other operational systems upon which the Fund’s service providers, including BFA, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform critical tasks relating to the Fund, for example, due to the service providers’ employees performing tasks in alternate locations than under normal operating conditions or the illness of certain employees of the Fund’s service providers.
■	Governmental Interventions. Governmental and quasi-governmental authorities and regulators throughout the world have responded to the outbreak and the resulting economic disruptions with a variety of fiscal and monetary policy changes, including direct capital infusions into companies and other issuers, new monetary policy tools, and lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of such policies, is likely to increase market volatility, which could adversely affect the Fund’s investments.
■	Pre-Existing Conditions. Public health crises caused by the outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally.
Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects.
Interest Rate Risk. As interest rates rise, the value of the fixed-income securities or other instruments held by the Fund or the Underlying Fund is likely to decrease. A measure investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. To the extent the Fund or the Underlying Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund or the Underlying Fund’s investments to decline significantly, which would adversely affect the value of the Fund. An increase in interest rates may lead to heightened volatility in the fixed-income markets and adversely affect certain fixed-income investments, including those held by the Fund. In addition, decreases in fixed income dealer market-making capacity may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets.
The historically low interest rate environment was created in part by the world’s major central banks keeping their overnight policy interest rates at, near or below zero percent and implementing monetary policy facilities, such as asset purchase programs, to anchor longer-term interest rates below historical levels. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Certain countries have recently experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility
10

and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are set at low levels and the market prices of portfolio securities have increased, the Fund may have a very low, or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. Central banks may increase their short-term policy rates or begin phasing out, or “tapering,” accommodative monetary policy facilities in the future. The timing, coordination, magnitude and effect of such policy changes on various markets is uncertain, and such changes in monetary policy may adversely affect the value of the Fund’s investments.
Interest Rate Swap Risk. Interest rate swaps consist of an exchange between counterparties of their rights to receive interest payments based on a reference interest rate and typically involve the payment by one counterparty of a fixed rate in respect of a defined notional amount in exchange for receipt of a floating rate on the same notional amount, each having the same payment dates and payable in the same currency. Interest rate swaps are subject to risks applicable to swaps generally, including the risk that a counterparty fails to meet its obligations and the risk that the Fund is not able to liquidate such swap in a timely manner or at all, which could result in losses to the Fund. Because the Fund will invest in swaps that are subject to central clearing, these swaps are subject to the risk that a central clearinghouse will go into bankruptcy or become non-operational, and sometimes involve increased transaction costs. Counterparties to OTC swaps are not subject to these risks. The Fund’s use of interest rate swaps requires it to post collateral, which may restrict the Fund’s ability to otherwise invest such collateral and involves additional costs to the Fund. An interest rate swap may fail to perform as intended and may not offset adverse changes in interest rates fully or at all. An interest rate swap may also reduce the Fund’s gains due to favorable changes in interest rates and result in losses to the Fund. Counterparties to interest rate swaps are subject to manipulation in the marketplace of the reference benchmark rate, which may affect the utility of the swap as a hedge.
Investment in the Underlying Fund Risk. The Fund expects to invest a substantial portion of its assets in the Underlying Fund, so the Fund’s investment performance is likely to be directly related to the performance of the Underlying Fund. The Fund’s NAV will change with changes in the value of the Underlying Fund and other securities in which the Fund invests based on their market valuations. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Fund. For example, the Fund indirectly pays a portion of the expenses (including operating expenses and management fees) incurred by the Underlying Fund.
An investor in the Fund may receive taxable gains from portfolio transactions by the Underlying Fund, as well as taxable gains from transactions in shares of the Underlying Fund by the Fund.
As the Fund’s allocation to the Underlying Fund changes from time to time, or to the extent that the expense ratio of the Underlying Fund changes, the weighted average operating expenses borne by the Fund may increase or decrease.
Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund or the Underlying Fund has exposure. The Fund may be adversely affected if an issuer of underlying securities held by the Fund or the
11

Underlying Fund is unable or unwilling to repay principal or interest when due. Any issuer of these securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures, credit deterioration of the issuer or other factors. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline. An issuer may also be subject to risks associated with the countries, states and regions in which the issuer resides, invests, sells products, or otherwise conducts operations.
Management Risk. The Fund is subject to management risk because it does not seek to replicate the performance of a specified index. BFA and the portfolio managers will utilize a proprietary investment process, techniques and risk analyses in making investment and hedging decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. In addition, legislative, regulatory, or tax developments may affect the investment techniques available to BFA in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Market Risk. The Fund and the Underlying Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Market risk arises mainly from uncertainty about future values of financial instruments and may be influenced by price, currency and interest rate movements. It represents the potential loss the Fund and the Underlying Fund may suffer through holding financial instruments in the face of market movements or uncertainty. The value of a security, asset or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security, asset or other instrument, or factors that affect a particular issuer or issuers, counterparty or group of counterparties, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund's NAV. During a general market downturn, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than are fixed-income securities with longer-term maturities. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.
Market Trading Risk
Absence of Active Market. Although shares of the Fund and the Underlying Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants.
Risk of Secondary Listings. The Fund's and the Underlying Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained, and may otherwise be made available
12

to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s or the Underlying Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund’s or the Underlying Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's or the Underlying Fund's shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund or Underlying Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund or the Underlying Fund may trade in the secondary market at times when the Fund or the Underlying Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund or the Underlying Fund accepts purchase and redemption orders. If the Fund purchases shares of the Underlying Fund at a time when the market price of Underlying Fund shares is at a premium to its NAV or sells Underlying Fund shares when their market price is at a discount to its NAV, the Fund may incur losses.
Secondary market trading in Fund or Underlying Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In addition, trading in Fund or Underlying Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market.
Shares of the Fund or the Underlying Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.
Shares of the Fund and the Underlying Fund May Trade at Prices Other Than NAV. Shares of the Fund and the Underlying Fund each trade on stock exchanges at prices at, above or below the respective Fund’s most recent NAV. The NAV of the Fund and the Underlying Fund are calculated at the end of each business day and fluctuate with changes in the market value of the Fund’s or the Underlying Fund's holdings. The trading price of each of the Fund's and the Underlying Fund's shares fluctuates continuously throughout trading hours based on both market supply of and demand for their shares and the underlying value of their portfolio holdings or NAV. As a result, the trading prices of the Fund’s and the Underlying Fund's shares may deviate significantly from NAV during periods of market volatility, including during periods of significant redemption requests or other unusual market conditions. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S OR THE UNDERLYING FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the NAV of the Fund or the Underlying Fund, as applicable, are not likely to be sustained over the long term (unlike shares of many closed-end
13

funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s or the Underlying Fund's shares normally will trade on stock exchanges at prices close to the Fund’s or the Underlying Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund or the Underlying Fund that differ significantly from their respective NAV. Authorized Participants may be less willing to create or redeem Fund or Underlying Fund shares if there is a lack of an active market for such shares or its underlying investments, which may contribute to the Fund’s or Underlying Fund's shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread”; that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread, which varies over time for shares of the Fund based on trading volume and market liquidity, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. In addition, increased market volatility may cause wider spreads. There may also be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Operational Risk. The Fund and the Underlying Fund are exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund's or the Underlying Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund, the Underlying Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Prepayment Risk. During periods of falling interest rates, issuers of certain debt obligations may repay principal prior to the security’s maturity, which may cause the Fund or the Underlying Fund to have to reinvest in securities with lower yields or higher risk of default, resulting in a decline in the Fund’s or the Underlying Fund's income or return potential. Also, if a security subject to prepayment had been purchased at a premium, the value of the premium would be lost in the event of prepayment.
Privately Issued Securities Risk. The Fund or the Underlying Fund will invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S under the 1933 Act. Privately issued securities typically may
14

be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund or the Underlying Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately issued security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund and the Underlying Fund, and its value may decline as a result.
Risk of Investing in the U.S. A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as on the value of certain securities. In addition, a continued rise in the U.S. public debt level or the imposition of U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the Fund or Underlying Fund have exposure.
The U.S. has developed increasingly strained relations with a number of foreign countries. If relations with certain countries continue to worsen, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord. If this trend were to continue, it may have an adverse impact on the U.S. economy and the issuers in which the Fund or the Underlying Fund invests.
Risk of Swap Agreements. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may be subject to illiquidity risk, and it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses. Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free.
Securities Lending Risk. The Fund or the Underlying Fund may engage in securities lending. Securities lending involves the risk that the Fund or the Underlying Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund or the Underlying Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund or the Underlying Fund. BlackRock
15

Institutional Trust Company, N.A. (“BTC”), the Fund's securities lending agent, will take into account the tax impact to shareholders of substitute payments for dividends when managing the Fund's securities lending program.
Tax Risk. The Underlying Fund invests in derivatives. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income the Underlying Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than as capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. Income from swaps is generally taxable. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the IRS.
Valuation Risk. The price the Fund and the Underlying Fund could receive upon the sale of a security or unwind of a financial instrument or other asset may differ from the Fund's or the Underlying Fund's valuation of the security, instrument or other asset, particularly for securities or other instruments that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. Because non-U.S. exchanges may be open on days when the Underlying Fund does not price its shares, the value of the securities or other instruments in the Fund’s or the Underlying Fund's portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s or the Underlying Fund's shares. In addition, for purposes of calculating the Fund's NAV, the value of assets denominated in non-U.S. currencies is converted into U.S. dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies either directly or indirectly through the Fund's investments in the Underlying Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.
Capital Goods Industry Risk. Companies in the capital goods industry may be affected by fluctuations in the business cycle and by other factors affecting manufacturing demands. The capital goods industry depends heavily on corporate spending. Companies in the capital goods industry may perform well during times of economic expansion, but as economic conditions worsen, the demand for capital
16

goods may decrease. Many capital goods are sold internationally, and companies in this industry may be affected by market conditions in other countries and regions.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators that are now in effect require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to the Fund.
Energy Sector Risk. The success of companies in the energy sector may be cyclical and highly dependent on energy prices. The market value of securities issued by companies in the energy sector may decline for the following reasons, among others: changes in the levels and volatility of global energy prices, energy supply and demand, and capital expenditures on exploration and production of energy sources; exchange rates, interest rates, economic conditions, and tax treatment; and energy conservation efforts, increased competition and technological advances. Companies in this sector may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the earnings of these companies. A significant portion of the revenues of these companies may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this sector. Energy companies may also operate in, or engage in, transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife or natural disasters. Any such event could have serious consequences for the general population of the affected area and could have an adverse impact on the Fund’s or the Underlying Fund's portfolio and the performance of the Fund. Energy companies can be significantly affected by the supply of, and demand for, specific products (e.g., oil and natural gas) and services, exploration and production spending, government subsidization, world events and general economic conditions. Energy companies may have relatively high levels of debt and may be more likely than other companies to restructure their businesses if there are downturns in energy markets or in the global economy.
European Economic Risk. The Economic and Monetary Union (the “eurozone”) of the European Union (the “EU”) requires compliance by member states that are members of the eurozone with restrictions on inflation rates, deficits, interest rates and debt levels, as well as fiscal and monetary controls, each of which may significantly affect every country in Europe, including those countries that are not members of the eurozone.
17

Changes in imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of eurozone countries), the default or threat of default by an EU member state on its sovereign debt and/or an economic recession in an EU member state may have a significant adverse effect on the economies of other EU member states and their trading partners. The European financial markets have historically experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including, but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries.
Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The United Kingdom (the “U.K.”) will leave the European Union (“Brexit”) on January 31, 2020, subject to a transitional period ending December 31, 2020. During the transitional period, although the U.K. will no longer be a member state of the EU, it will remain subject to EU law and regulations as if it were still a member state. The U.K. and the EU are to negotiate the terms of their future trading relationship during the transitional period. Accordingly, the terms of such trading relationship remain uncertain. The outcome of such negotiations may give rise to significant uncertainties and instability in the financial markets as the U.K. negotiates the terms of its future relationship with the EU. The Fund will face risks associated with the potential uncertainty and consequences leading up to and that may follow Brexit, including with respect to volatility in exchange rates and interest rates. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit has also led to legal uncertainty and could lead to politically divergent national laws and regulations as a new relationship between the U.K. and EU is defined and the U.K. determines which EU laws to replace or replicate. Any of these effects of Brexit could adversely affect any of the companies to which the Fund has exposure and any other assets in which the Fund invests. The political, economic and legal consequences of Brexit are not yet known. In the short term, financial markets may experience heightened volatility, particularly those in the U.K. and Europe, but possibly worldwide. The U.K. and Europe may be less stable than they have been in recent years, and investments in the U.K. and the EU may be difficult to value, or subject to greater or more frequent rises and falls in value. In the longer term, there is likely to be a period of significant political, regulatory and commercial uncertainty as the U.K. seeks to negotiate the terms of its future trading relationships.
Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, as well as governmental or other responses to such movements, may also create instability and uncertainty in the region. In addition,
18

the national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments of EU countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe could also impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of the Fund's investments.
Financials Sector Risk. Companies in the financials sector of an economy are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital they must maintain and, potentially, their size. The extent to which the Fund or Underlying Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. Recently enacted legislation in the U.S. has relaxed capital requirements and other regulatory burdens on certain U.S. banks. While the effect of the legislation may benefit certain companies in the financials sector, increased risk taking by affected banks may also result in greater overall risk in the U.S. and global financials sector. The impact of changes in capital requirements, or recent or future regulation in various countries, on any individual financial company or on the financials sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financials sector is particularly sensitive to fluctuations in interest rates. The financials sector is also a target for cyberattacks, and may experience technology malfunctions and disruptions. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have reportedly caused losses to companies in this sector, which may negatively impact the Fund.
Healthcare Sector Risk. The profitability of companies in the healthcare sector may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, a limited number of products, industry innovation, changes in technologies and other market developments. A number of issuers in the healthcare sector have recently merged or otherwise experienced consolidation. The effects of this trend toward consolidation are unknown and may be far-reaching. Many healthcare companies are heavily dependent on patent protection. The expiration of a company’s patents may adversely affect that company’s profitability. Many healthcare companies are subject to extensive litigation based on product liability and similar
19

claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the healthcare sector may be thinly capitalized and may be susceptible to product obsolescence. In addition, a number of legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare sector.
Money Market Instruments Risk. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. If a significant amount of the Fund's assets are invested in money market instruments, it will be more difficult for the Fund to achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a money market fund. Money market funds other than government money market funds or retail money market funds “float” their NAV instead of using a stable $1.00 per share price.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, uncertainties of transnational litigation, and potential restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by non-U.S. issuers held by the Fund or the Underlying Fund. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Unfavorable political, economic or governmental developments in non-U.S. countries could affect the payment of a security’s principal and interest. Securities issued by non-U.S. issuers may also be less liquid than, and more difficult to value than, securities of U.S. issuers. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
Reliance on Trading Partners Risk. The economies of many countries or regions in which the Fund or the Underlying Fund invests are highly dependent on trade with certain key trading partners. Reduction in spending on products and services by these key trading partners, institution of tariffs or other trade barriers or a slowdown in the economies of key trading partners may adversely affect the performance of any company in which the Fund or the Underlying Fund invests and have a material adverse effect on the Fund’s performance.
Risk of Investing in Developed Countries. Investment in developed country issuers may subject the Fund or the Underlying Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector)
20

as the primary means of economic growth. A prolonged slowdown in one or more services sectors is likely to have a negative impact on economies of certain developed countries, although economies of individual developed countries can be impacted by slowdowns in other sectors. In the past, certain developed countries have been targets of terrorism, and some geographic areas in which the Fund or the Underlying Fund invests have experienced strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the financial markets in these countries or geographic areas and may adversely affect the performance of the issuers to which the Fund or the Underlying Fund has exposure. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.
Technology Sector Risk. Technology companies, including information technology companies, face intense competition, both domestically and internationally, which may have an adverse effect on a company’s profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and other intellectual property rights. A technology company’s loss or impairment of these rights may adversely affect the company’s profitability. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. The technology sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. The capacity of the Fund to make investments in certain securities may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings.
For example, in certain circumstances where the Fund invests in securities issued by companies that operate in certain regulated industries or in certain emerging or international markets, is subject to corporate or regulatory ownership restrictions, or invests in certain futures or other derivative transactions, there may be limits on the aggregate and/or fund-level amount invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) that may not be
21

exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's Statement of Additional Information (“SAI”). The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
A Further Discussion of Principal Investment Strategies
Overview
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. dollar-denominated high yield bonds, in one or more underlying funds that principally invest in high yield bonds, and in U.S. Treasury securities (or cash equivalents). The Fund intends to invest a substantial portion of its assets in one underlying fund, the Underlying Fund. The Fund attempts to mitigate the interest rate risk of the underlying securities and/or the Underlying Fund (as determined by BFA) primarily through the use of positions in both U.S. Treasury futures contracts and interest rate swaps. The Fund may also invest in other interest rate futures contracts, including but not limited to, Eurodollar and Federal Funds futures. The Fund’s futures and interest rate swap positions are not intended to mitigate credit risk or other factors influencing the price of high yield corporate bonds, which may have a greater impact than interest rates. The Fund’s 80% investment policy may be changed by the Fund’s Board of Trustees (the “Board”) upon 60 days’ notice to shareholders. In addition, the Fund may borrow, lend its portfolio securities to brokers, dealers and financial institutions, and may invest the collateral in certain short-term instruments, either directly or through one or more money market funds, as described in greater detail in the Fund's SAI.
The Fund invests in non-U.S. securities, emerging markets securities and debt instruments, which are subject to additional risks, as described in this Prospectus and in the Fund’s SAI.
The Underlying Fund
The Fund invests a substantial portion of its assets in the Underlying Fund, so the Fund’s investment performance is directly related to the performance of the Underlying Fund. The Fund’s NAV will change with changes in the value of the Underlying Fund and other securities in which the Fund invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Fund.
BFA is not required to invest the Fund’s assets in any particular underlying fund, including the Underlying Fund, or allocate any particular percentage of the Fund’s assets to any particular underlying fund, including the Underlying Fund. Currently, the Fund achieves its investment objective by investing a substantial portion of its assets
22

in the Underlying Fund.
The Underlying Fund seeks to track the performance of the Markit iBoxx® USD Liquid High Yield Index. The Markit iBoxx® USD Liquid High Yield Index includes liquid, U.S. dollar-denominated, high yield corporate bonds for sale in the U.S., as determined by the index provider. The Markit iBoxx® USD Liquid High Yield Index is a trademark of and is maintained by Markit Indices Limited (“Markit”) and has been licensed for use for certain purposes by BFA or its affiliates. Markit makes no representation or warranty, expressed or implied, regarding the advisability of investing in the Underlying Fund.
In managing the Underlying Fund, BFA uses a representative sampling index strategy. Representative sampling is an indexing strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to a specified benchmark index. Securities selected for the Underlying Fund are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the applicable underlying index. The Underlying Fund may or may not hold all of the securities that are included in its underlying index and may hold certain securities that are not included in its underlying index.
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust).
For its investment advisory services to the Fund, BFA is paid a management fee from the Fund based on a percentage of the Fund's average daily net assets, at the annual rate of 0.65%. BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in HYG, after taking into account any fee waivers by HYG, plus 0.05% through February 28, 2022. The contractual waiver may be terminated prior to February 28, 2022 only upon written agreement of the Trust and BFA. In addition, BFA may from time to time
23

voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of December 31, 2019, BFA and its affiliates provided investment advisory services for assets in excess of $7.43 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities. BFA is considered a “commodity pool operator” with respect to the Fund under the CEA and is therefore subject to regulation by the SEC and the CFTC with respect to the Fund.
A discussion regarding the basis for the approval by the Board of the Investment Advisory Agreement with BFA is available in the Fund's Annual Report for the period ended October 31.
From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.
Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, developing and implementing the Fund’s investment process and investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities. The following information provides additional information about each portfolio manager and member of the iShares Global Investment Research Team.
James Mauro has been employed by BFA or its affiliates as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2014.
Scott Radell has been employed by BFA or its affiliates as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at Barclays Global Fund Advisors in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2014.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
24

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), The PNC Financial Services Group, Inc. (which, through a subsidiary, has a significant economic interest in BlackRock) and its subsidiaries (each with The PNC Financial Services Group, Inc., an “Entity” and collectively, the “Entities”), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA, its Affiliates and the Entities provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA, its Affiliates and the Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates or Entities act, or may act, as an investor, investment banker, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, market maker, trader, prime broker, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which an Affiliate or an Entity performs or seeks to perform investment banking or other services. Specifically, the Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate or an Entity has developed or is trying to develop investment banking relationships or in which an Affiliate or an Entity has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate or an Entity provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate or an Entity provides or may in the future provide research coverage. An Affiliate or an Entity may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund's portfolio investment transactions. BFA or one or more Affiliates or Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities
25

of BFA and these Affiliates or Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate or an Entity having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or an Entity or its or their directors, officers or employees or other clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA, its Affiliates or Entities may adversely impact the Fund. Transactions by one or more clients or by BFA, its Affiliates or Entities or their directors, officers or employees, may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to BFA, one or more Affiliates or Entities and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Fund has retained BTC, an Affiliate of BFA, to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the securities lending agent will receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates or Entities may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA, its Affiliates and Entities and their respective directors, officers or employees, may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
26

Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “HYGH.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca , Inc. (“NYSE Arca”).
Although the SEC has granted an exemptive order to the Trust permitting registered investment companies and unit investment trusts that enter into a participation agreement with the Trust (“Investing Funds”) to invest in iShares funds beyond the limits set forth in Section 12(d)(1) of the 1940 Act subject to certain terms and conditions, the exemptive order is not applicable to the Fund. Accordingly, Investing Funds must adhere to the limits set forth in Section 12(d)(1) of the 1940 Act when investing in the Fund. In addition, foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
27

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (i) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers and (ii) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets, which includes the value of the Underlying Fund shares in which the Fund invests, less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board.
The Fund values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund's approved independent third-party pricing services, each in accordance with valuation policies and procedures approved by the Board. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at lower prices than institutional round lots. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines in good faith that such method does not represent fair value.
28

The Fund and/or the Underlying Fund invest in non-U.S. securities. Non-U.S. securities held by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s NAV may change on days when Authorized Participants will not be able to purchase or redeem Fund shares.
Generally, trading in U.S. Treasury futures, non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the closing market price of one or more assets or liabilities held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in the local markets or in related or highly correlated assets (e.g., American Depositary Receipts, Global Depositary Receipts or substantially identical ETFs) on a trading day after the close of non-U.S. securities markets may be fair valued.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC
29

participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. Distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
You may lose the ability to use foreign tax credits passed through by the Fund if your Fund shares are loaned out pursuant to a securities lending agreement.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost
30

basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Dividends, interest and capital gains earned by the Underlying Fund with respect to securities issued by non-U.S. issuers may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Underlying Fund at the close of a year consists of non-U.S. stocks or securities (generally, for this purpose, depositary receipts, no matter where traded, of non-U.S. companies are treated as “non-U.S.”) (and 50% of the total assets of the Fund at the close of the year consists of securities issued by non-U.S. issuers, or, at the close of each quarter, shares of the Underlying Fund), the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund or the Underlying Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
For purposes of foreign tax credits for U.S. shareholders of the Fund, foreign capital gains taxes may not produce associated foreign source income, limiting the availability of such credits for U.S. persons.
Because the Fund is expected to invest in the Underlying Fund, the Fund’s realized losses on sales of shares of such Underlying Fund may be indefinitely or permanently deferred as “wash sales.” Distributions of short-term capital gains by the Underlying Fund will be recognized as ordinary income by the Fund and would not be offset by the Fund’s capital loss carryforwards, if any. Capital loss carryforwards of the Underlying Fund, if any, would not offset net capital gains of the Fund.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their
31

account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's distributor, BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund generally offers Creation Units partially for cash, but may, in certain circumstances, offer Creation Units solely for cash or solely in-kind. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and
32

redemption baskets may differ and the Fund may accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual
33

investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
34

Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 1 University Square Drive, Princeton, NJ 08540.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
35

Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)
	iShares Interest Rate Hedged High Yield Bond ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16	Year Ended 10/31/15
Net asset value, beginning of year	$ 90.47	$ 91.78	$ 87.42	$ 87.66	$ 96.93
Net investment income(a)	5.51	4.98	4.57	4.86	4.80
Net realized and unrealized gain (loss)(b)	(2.92)	(1.46)	4.21	(0.94)	(9.29)
Net increase (decrease) from investment operations	2.59	3.52	8.78	3.92	(4.49)
Distributions (c)
From net investment income	(5.18)	(4.83)	(4.42)	(4.16)	(4.74)
Return of capital	(0.02)	—	—	—	(0.04)
Total distributions	(5.20)	(4.83)	(4.42)	(4.16)	(4.78)
Net asset value, end of year	$ 87.86	$ 90.47	$ 91.78	$ 87.42	$ 87.66
Total Return
Based on net asset value	3.00%	3.93%	10.26%	4.73%	(4.77)%
Ratios to Average Net Assets
Total expenses(d)	0.65%	0.65%	0.65%	0.65%	0.65%
Total expenses after fees waived(d)	0.05%	0.05%	0.05%	0.05%	0.06%
Net investment income	6.22%	5.46%	5.04%	5.78%	5.21%
Supplemental Data
Net assets, end of year (000)	$114,212	$416,178	$137,670	$30,596	$48,215
Portfolio turnover rate(e)(f)	1%	0% (g)	0%	0% (g)	3%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(e) Portfolio turnover rate excludes in-kind transactions.
(f) Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund's financial highlights for its respective portfolio turnover rates.
(g) Rounds to less than 1%.
36

Disclaimers
Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to achieve its investment objective. NYSE Arca is not responsible for, nor has it participated in, the determination of the Fund's investments, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
37

[THIS PAGE INTENTIONALLY LEFT BLANK]

Want to know more?
iShares.com     |    1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2020 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK® are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-22649
IS-P-HYGH-0820

February 28, 2020
(as revised August 17, 2020)

2020 Prospectus
iShares U.S. ETF Trust
•	iShares Interest Rate Hedged Long-Term Corporate Bond ETF | IGBH | NYSE ARCA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.
You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.
The SEC and Commodity Futures Trading Commission (“CFTC”) have not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.
i

[THIS PAGE INTENTIONALLY LEFT BLANK]

iSHARES® INTEREST RATE HEDGED LONG-TERM CORPORATE BOND ETF
Ticker: IGBH	Stock Exchange: NYSE Arca
Investment Objective
The iShares Interest Rate Hedged Long-Term Corporate Bond ETF (the “Fund”) seeks to mitigate the interest rate risk of a portfolio composed of U.S. dollar-denominated investment-grade corporate bonds with remaining maturities greater than ten years.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares U.S. ETF Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and extraordinary expenses. The Fund may incur “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses reflect the Fund's pro rata share of the fees and expenses incurred by investing in other investment companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund's prospectus (the “Prospectus”). BFA, the investment adviser to the Fund, has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares Long-Term Corporate Bond ETF (“IGLB” or the “Underlying Fund”), after taking into account any fee waivers by IGLB, plus 0.10% through February 28, 2022. The contractual waiver may be terminated prior to February 28, 2022 only upon written agreement of the Trust and BFA.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver	Total Annual Fund Operating Expenses After Fee Waiver
0.35%	None	None	0.06%	0.41%	(0.25)%	0.16%
S-1

Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$16	$80	$178	$467
Portfolio Turnover. The Fund and the Underlying Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate for the Fund or the Underlying Fund may indicate higher transaction costs and may cause the Fund or the Underlying Fund to incur increased expenses. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example (except costs to the Underlying Fund included as part of Acquired Fund Fees and Expenses), affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 13% of the average value of its portfolio. To the extent the Underlying Fund incurs costs from high portfolio turnover, such costs may have a negative effect on the performance of the Fund.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. dollar-denominated investment-grade corporate bonds with remaining maturities greater than ten years, and in one or more underlying funds that principally invest in U.S. dollar-denominated investment-grade corporate bonds. The Fund intends to invest a substantial portion of its assets in the Underlying Fund. The Fund attempts to mitigate the interest rate risk of the underlying securities and/or the Underlying Fund (as determined by BFA) primarily through the use of positions in both U.S. Treasury futures contracts and interest rate swaps (i.e., enter into a contract or contracts in which the Fund will make fixed-rate payments while receiving floating-rate payments based on a reference rate). The bonds in which the Underlying Fund invest may include U.S. dollar-denominated investment-grade corporate bonds, including those of non-U.S. corporations, and generally have at least ten years until maturity at the time of investment. The Fund may also invest in other interest rate futures contracts, including but not limited to, Eurodollar and Federal Funds futures. The Fund’s futures and interest rate swap positions are not intended to mitigate credit risk or other factors influencing the price of investment-grade corporate bonds, which may have a greater impact than interest rates. Under normal circumstances, the Fund and the Underlying Fund will seek to maintain a weighted average maturity that is greater than ten years. Weighted

S-2

average maturity is a U.S. dollar-weighted average of the remaining term to maturity of the underlying securities in the Underlying Fund's portfolio.
The Fund is an actively managed exchange-traded fund (“ETF”) that does not seek to replicate the performance of a specified index.
The Fund may also invest in other ETFs (including other iShares funds), U.S. government securities, options and swap contracts, short-term paper, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates. The Underlying Fund may invest up to 10% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates.
The CFTC has adopted certain requirements that subject registered investment companies and their advisers to regulation by the CFTC if a registered investment company invests more than a prescribed level of its net asset value in CFTC-regulated futures, options and swaps, or if a registered investment company markets itself as providing investment exposure to such instruments. Due to the Fund’s potential use of CFTC-regulated futures, options and swaps above the prescribed levels, it is considered a “commodity pool” under the Commodity Exchange Act (“CEA”).
The Fund may have a higher degree of portfolio turnover than funds that seek to replicate the performance of an index.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of any collateral received).
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below (either directly or through its investments in the Underlying Fund), any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Unlike many ETFs, the Fund is not an index-based ETF. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Class Risk. Securities and other assets in the Fund's or the Underlying Fund's portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.
Assets Under Management (AUM) Risk. From time to time, an Authorized Participant (as defined in the Creations and Redemptions section of this Prospectus), a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, or a fund may invest in the Fund and hold its investment for a specific period of time to allow the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has
S-3

a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund or the Underlying Fund may “call” or repay the security before its stated maturity, and the Fund or the Underlying Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund's or Underlying Fund's income, or in securities with greater risks or with other less favorable features.
Cash Management Risk. If a significant amount of the Fund’s assets are invested in cash and cash equivalents, it will be more difficult for the Fund to achieve its investment objective. The Fund may underperform other funds that do not similarly invest in cash and cash equivalents for investment purposes and/or to collateralize derivative instruments.
Commodity Regulatory Risk. The Fund is deemed a commodity pool and BFA is considered a “commodity pool operator” with respect to the Fund under the CEA. BFA is therefore subject to regulation by the SEC and the CFTC. BFA is also subject to regulation by National Futures Association (“NFA”). The regulatory requirements governing the use of commodity futures, options on commodity futures, certain swaps or certain other investments could change at any time.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's or the Underlying Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Consumer Staples Sector Risk. The consumer staples sector may be affected by, among other things, marketing campaigns, changes in consumer demands, government regulations and changes in commodity prices.
Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s or Underlying Fund's investment in that issuer. The degree of credit risk depends on an issuer's or counterparty's financial condition and on the terms of an obligation.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund or the Underlying Fund, the
S-4

Fund's or the Underlying Fund's adviser, distributor, or other service providers (including the benchmark provider), market makers, Authorized Participants, hedging counterparties to the Fund or the issuers of securities in which the Fund or the Underlying Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s service providers, market makers, Authorized Participants, hedging counterparties to the Fund or issuers of securities in which the Fund or the Underlying Fund invests.
Derivatives Risk. The Fund’s or Underlying Fund's use of derivatives may reduce the Fund’s or Underlying Fund's returns or increase volatility. Volatility is defined as the characteristic of a security, a currency, an index or a market to fluctuate significantly in price within a short time period. Derivatives may also be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Counterparty risk for over-the-counter (“OTC”) derivatives is generally higher than that for derivatives traded on an exchange or through a clearing house. A risk of the Fund’s or Underlying Fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the value of the underlying asset, the performance of the asset class to which the Fund or Underlying Fund seeks exposure or the performance of the overall markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund or Underlying Fund to sell or otherwise close a derivatives position could expose the Fund or Underlying Fund to losses and could make derivatives more difficult for the Fund or Underlying Fund to value accurately. The Fund or Underlying Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, or movements between the time of periodic reallocations of Fund or Underlying Fund assets, which losses are potentially unlimited. Certain derivatives may give rise to a form of leverage and may expose the Fund or Underlying Fund to greater risk and increase its costs. The impact of U.S. and global regulation of derivatives may make derivatives more costly, may limit the availability of derivatives, may delay or restrict the exercise by the Fund or Underlying Fund of termination rights or remedies upon a counterparty default under derivatives held by the Fund or Underlying Fund (which could result in losses), or may otherwise adversely affect the value or performance of derivatives.
Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, and decreased liquidity in credit markets. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. The impact of changes in capital requirements and recent or
S-5

future regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.
Geographic Risk. A natural disaster could occur in a geographic region in which the Fund or the Underlying Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund's or the Underlying Fund's investments in, or which are exposed to, the affected region.
Hedging Risk. The Fund seeks to mitigate the potential impact of interest rates on the performance of investment-grade corporate bonds by entering into positions in U.S. Treasury and other futures and interest rate swaps. The Fund’s Treasury and other futures positions and interest rate swaps are not intended to mitigate credit risk or other factors influencing the price of investment-grade corporate bonds, which may have a greater impact than interest rates. There is no guarantee that the Fund’s Treasury and other futures and interest rate swap positions will completely eliminate the interest rate risk of the long positions in investment-grade corporate bonds. In addition, when interest rates fall, long–
only investment-grade bond investments will perform better than the Fund’s investments. In certain falling interest rate environments, the Fund’s hedging strategy could result in disproportionately larger losses in the Treasury and other futures and interest rate swap positions as compared to gains in the long investment-grade corporate bond positions attributable to interest rate changes. There is no guarantee the Fund will have positive returns, even in environments of sharply rising Treasury interest rates in which the Fund’s Treasury and other futures and interest rate swap positions might be expected to mitigate the effects of such rises. The Fund will incur expenses when entering into Treasury and other futures and interest rate swap positions.
Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.
Income Risk. The Fund's income may decline when yields fall. This decline can occur because the Fund or the Underlying Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Fund's index are substituted, or the Fund or the Underlying Fund otherwise needs to purchase additional bonds.
S-6

Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic impacts. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. These events will have an impact on the Fund and its investments and could impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s NAV. Other infectious illness outbreaks in the future may result in similar impacts.
Interest Rate Risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very low, or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. An increase in interest rates will generally cause the value of securities held by the Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments, including those held by the Fund. The historically low interest rate environment heightens the risks associated with rising interest rates.
Interest Rate Swap Risk. Interest rate swaps are subject to risks applicable to swaps generally, including the risk that a counterparty fails to meet its obligations and the risk that the Fund is not able to liquidate such swap in a timely manner or at all, which could result in losses to the Fund. Because the Fund will invest in swaps that are subject to central clearing, these swaps are subject to the risk that a central clearinghouse will go into bankruptcy or become non-operational, and sometimes involve increased transaction costs. Counterparties to OTC swaps are not subject to these risks. An interest rate swap may fail to perform as intended and may not offset adverse changes in interest rates fully or at all. An interest rate swap may also reduce the Fund’s gains due to favorable changes in interest rates and result in losses to the Fund. Counterparties to interest rate swaps are subject to manipulation in the marketplace of the reference benchmark rate, which may affect the utility of the swap as a hedge.
Investment in the Underlying Fund Risk. The Fund expects to invest a substantial portion of its assets in the Underlying Fund, so the Fund’s investment performance is likely to be directly related to the performance of the Underlying Fund. The Fund’s NAV will change with changes in the value of the Underlying Fund and other securities and instruments in which the Fund invests based on their market valuations. An investment in the Fund
S-7

will entail more costs and expenses than a direct investment in the Underlying Fund.
As the Fund’s allocations to the Underlying Fund change from time to time, or to the extent that the expense ratio of the Underlying Fund changes, the weighted average operating expenses borne by the Fund may increase or decrease.
Through its investment in the Underlying Fund, the Fund is exposed to Management Risk, Market Risk, and Market Trading Risk, among other risks.
Issuer Risk. The performance of the Fund depends on the performance of individual instruments to which the Fund or the Underlying Fund has exposure.The Fund may be adversely affected if an issuer of underlying securities held by the Fund or the Underlying Fund is unable or unwilling to repay principal or interest when due. Changes in the financial condition or credit rating of an issuer of those securities or counterparty on other instruments may cause the value of the securities or instruments to decline.
Management Risk. The Fund is subject to management risk, which is the risk that the investment process, techniques and risk analyses applied by BFA will not produce the desired results, and that securities selected by BFA may underperform the market or any relevant benchmark. In addition, legislative, regulatory, or tax developments may affect the investment techniques available to BFA in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Market Risk. The Fund and the Underlying Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Market Trading Risk. The Fund and the Underlying Fund face numerous market trading risks, including the potential lack of an active market for their shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Unlike some ETFs that track specific indexes, the Fund does not seek to replicate the performance of a specified index. Index-based ETFs have generally traded at prices that closely correspond to NAV. However, ETFs that do not seek to replicate the performance of a specified index have a limited trading history and, therefore, there can be no assurance as to whether, and/or the extent to which, the Fund's or Underlying Fund's shares will trade at premiums or discounts to NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S AND THE UNDERLYING FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Operational Risk. The Fund and the Underlying Fund are exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s or the Underlying Fund's service
S-8

providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund, the Underlying Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Prepayment Risk. During periods of falling interest rates, issuers of certain debt obligations may repay principal prior to the security’s maturity, which may cause the Fund or the Underlying Fund to have to reinvest in securities with lower yields or higher risk of default, resulting in a decline in the Fund’s income or return potential.
Privately Issued Securities Risk. The Fund or the Underlying Fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended (“1933 Act”). Privately issued securities are securities that have not been registered under the 1933 Act and as a result may be subject to legal restrictions on resale. Privately issued securities are generally not traded on established markets. As a result of the absence of a public trading market, privately issued securities may be deemed to be illiquid investments, may be more difficult to value than publicly traded securities and may be subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Fund.
Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund or the Underlying Fund has exposure.
Risk of Swap Agreements. A swap is a two-party contract that generally obligates each counterparty to exchange periodic payments based on a pre-determined underlying investment or notional amount and to exchange collateral to secure the obligations of each counterparty. Swaps may be leveraged and are subject to counterparty risk, credit risk and pricing risk. Swaps may be subject to illiquidity risk, and it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Securities Lending Risk. The Fund or the Underlying Fund may engage in securities lending. Securities lending involves the risk that the Fund or the Underlying Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund or the Underlying Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund or Underlying Fund.
Tax Risk. The Underlying Fund invests in derivatives. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income the Underlying Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions
S-9

may be treated as ordinary income rather than as capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. Income from swaps is generally taxable. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the U.S. Internal Revenue Service (“IRS”).
Valuation Risk. The price the Fund or the Underlying Fund could receive upon the sale of a security or unwind of a financial instrument or other asset may differ from the Fund's or the Underlying Fund's valuation of the security or other asset, particularly for securities or other instruments that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other instruments in the Fund's or the Underlying Fund's portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund's or the Underlying Fund's shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund or the Underlying Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund or the Underlying Fund not fair-valued securities or used a different valuation methodology. The Fund’s or the Underlying Fund's ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
S-10

Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section of the Prospectus. If BFA had not waived certain Fund fees during certain periods, the Fund's returns would have been lower.
Year by Year Returns (Years Ended December 31)
The best calendar quarter return during the periods shown above was 5.75% in the 4th quarter of 2019; the worst was -5.82% in the 4th quarter of 2018.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
S-11

Average Annual Total Returns
(for the periods ended December 31, 2019)
	One Year	Since Fund Inception
(Inception Date: 7/22/2015)
Return Before Taxes	9.32%	3.97%
Return After Taxes on Distributions[1]	7.77%	2.48%
Return After Taxes on Distributions and Sale of Fund Shares[1]	5.47%	2.41%
ICE Q70A Custom Index[2,3] (Index returns do not reflect deductions for fees, expenses, or taxes)	10.42%	N/A

[1]	After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
[2]	The ICE Q70A Custom Index is an index that consists of the ICE BofA 10+ Year US Corporate Index plus interest rate swaps that intend to hedge the interest rate exposure of the ICE BofA 10+ Year US Corporate Index. The inception date of the ICE Q70A Custom Index was December 31, 2017. The annualized total return for the period from December 31, 2017 through December 31, 2019 for the ICE Q70A Custom Index is 3.056%.
[3]	On January 1, 2020, the name of the index changed from the ICE BofAML 10+ Year US Corporate Index to the ICE BofA 10+ Year US Corporate Index.
S-12

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. James Mauro and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Mr. Radell have been Portfolio Managers of the Fund since 2015.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
S-13

[THIS PAGE INTENTIONALLY LEFT BLANK]

More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified index. Accordingly, the management team has discretion on a daily basis to manage the Fund's portfolio in accordance with the Fund's investment objective.
ETFs are funds that trade like other publicly-traded securities. Similar to shares of a mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.
Investment Process. BFA utilizes a model-based proprietary investment process to assemble an investment portfolio comprised of (i) long positions in the Underlying Fund, (ii) long positions in U.S. dollar-denominated investment-grade corporate bonds and (iii) positions in U.S. Treasury futures and interest rate swaps. The futures and interest rate swap positions are expected to have, in the aggregate, approximately equivalent duration to the underlying securities in the Underlying Fund and to the investment-grade corporate bonds. By taking these futures and interest rate swap positions, BFA seeks to mitigate the potential impact of rising Treasury interest rates on the performance of the Underlying Fund and the investment-grade corporate bonds (conversely also limiting the potential positive impact of falling interest rates). The futures and interest rate swap positions are not intended to mitigate other factors influencing the price of investment-grade bonds, such as credit risk, which may have a greater impact than rising or falling interest rates. Such other factors often impact investment-grade bond prices in an opposite way than interest rates, making it difficult to directly observe the impact of changes in interest rates on investment-grade bonds. Relative to a long-only investment in the same investment-grade bonds, the Fund’s investment strategy is designed to outperform in a rising interest rate environment and underperform in a falling interest rate environment. Performance of the Fund could be particularly poor in risk averse, flight-to-quality environments when it is common for investment-grade bonds to decline in value and for interest rates to fall. In addition, the performance of the Fund depends on many factors beyond rising or falling interest rates, such as the perceived level of credit risk in the investment-grade bond positions. These factors may be as or more important to the performance of the Fund than the
1

impact of interest rates. As such, there is no guarantee that the Fund will have positive performance even in environments of sharply rising interest rates in which the futures and interest rate swap positions might be expected to mitigate the effect of such rises. The Fund may be more volatile than a long-only position in the same investment-grade bonds.
BFA periodically rebalances the Fund's portfolio to maintain the desired aggregate duration exposure. Occasionally, market conditions and/or large Fund cash flows may require more frequent adjustment of the duration exposures. During the rebalancing process, BFA may identify securities in the portfolio that no longer meet the investment strategies of the Fund and may sell such securities to better align the portfolio with the Fund's investment strategies.
In certain situations or market conditions, the Fund may temporarily depart from its normal investment process, provided that the alternative, in the opinion of BFA, is consistent with the Fund’s investment objective and is in the best interest of the Fund. For example, the Fund may hold a higher than normal proportion of its assets in cash in response to adverse market, economic or political conditions. However, BFA will not seek to actively time market movements.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. The Fund may be exposed to these risks directly or indirectly through the Fund's investments in the Underlying Fund. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Class Risk. The securities and other assets in the Fund’s or the Underlying Fund's portfolio may underperform in comparison to other securities or indexes that track other issuers, countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities may experience cycles of outperformance and underperformance in comparison to the general financial markets depending upon a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
Assets Under Management (AUM) Risk. From time to time, an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, or a fund may invest in the Fund and hold its investment for a specific period of time to allow the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.
2

Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened because ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that are less widely traded often involve greater settlement and operational issues and capital costs for Authorized Participants, which may limit the availability of Authorized Participants.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund or the Underlying Fund may “call” or repay the security before its stated maturity, and the Fund or the Underlying Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.
Cash Management Risk. To the extent the Fund holds cash, the Fund will earn reduced income (if any) on the cash and will be subject to the credit risk of the depository institution holding the cash and any fees imposed on large cash balances. If a significant amount of the Fund’s assets are invested in cash and cash equivalents, it will be more difficult for the Fund to achieve its investment objective. The Fund may underperform other funds that do not similarly invest in cash and cash equivalents for investment purposes and/or to collateralize derivative instruments.
Commodity Regulatory Risk. The Fund is deemed a “commodity pool” and BFA is considered a “commodity pool operator” with respect to the Fund under the CEA. BFA is therefore subject to regulation by the SEC and the CFTC. BFA is also subject to regulation by NFA. The regulatory requirements governing the use of commodity futures, or options on commodity futures, certain swaps or certain other investments could change at any time.
The CFTC and the U.S. commodities exchanges impose limits referred to as “speculative position limits” on the maximum net long or net short speculative positions that any person may hold or control in any particular futures, options contracts or swaps traded on U.S. commodities exchanges. The CFTC has proposed a new set of speculative position limit rules which are not yet finalized (or effective). If the CFTC successfully implements these position limits, the size or duration of positions available to the Fund may be severely limited.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's or the Underlying Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, representing a particular country, group of countries, region, market, industry, group of industries, sector or asset class. The Fund may be more adversely
3

affected by the underperformance of those securities and/or other assets, may experience increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those securities and/or other assets than a fund that does not concentrate its investments.
Consumer Staples Sector Risk. Companies in the consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and changes in the global economy, consumer spending and consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. Companies in the consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt instrument or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments when due or otherwise honor its obligations. There are varying degrees of credit risk, depending on an issuer’s or counterparty’s financial condition and on the terms of an obligation, which may be reflected in the issuer’s or counterparty’s credit rating. There is the chance that the Fund’s or the Underlying Fund's portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), or that the market’s perception of an issuer’s creditworthiness may worsen, potentially reducing the Fund’s or the Underlying Fund's income level or share price, which may adversely affect the value of the Fund. The Fund’s hedging strategy does not seek to mitigate credit risk.
Cybersecurity Risk. With the increased use of technologies such as the internet to conduct business, the Fund, the Underlying Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund or the Underlying Fund invest, which could result in material adverse consequences for such issuers and may cause the Fund’s or the Underlying Fund's investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund and the Underlying Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Recently, geopolitical tensions may have increased the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity failures by or breaches of the systems of the Fund’s or the Underlying Fund's adviser, distributor and other service providers (including, but not limited to,
4

index and benchmark providers, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants or the issuers of securities in which the Fund or the Underlying Fund invest, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s or the Underlying Fund's ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund, the Underlying Fund or their service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyberattacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund or the Underlying Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund or the Underlying Fund in order to resolve or prevent cyber incidents in the future. While the Fund and the Underlying Fund have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful or that cyberattacks will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund or Underlying Fund, issuers in which the Fund or Underlying Fund invests, hedging counterparties to the Fund or Underlying Fund, market makers or Authorized Participants. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. The Fund’s or Underlying Fund's use of derivatives may reduce the Fund’s or Underlying Fund's returns or increase volatility. Volatility is defined as the characteristic of a security, a currency, an index or a market to fluctuate significantly in price within a short time period. Derivatives may also be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Counterparty risk for OTC derivatives is generally higher than that for derivatives traded on an exchange or through a clearing house. A risk of the Fund’s or Underlying Fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the value of the underlying asset, the performance of the asset class to which the Fund or Underlying Fund seeks exposure or the performance of the overall markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund or Underlying Fund to sell or otherwise close a derivatives position could expose the Fund or Underlying Fund to losses and could make derivatives more difficult for the Fund or Underlying Fund to value accurately. The Fund or Underlying Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, or movements between the time of periodic reallocations of Fund or Underlying Fund assets, which losses are potentially unlimited. Certain derivatives may give rise to a form of leverage and may expose the Fund or Underlying Fund to greater risk and increase its costs. The impact of U.S. and global regulation of derivatives may make derivatives more costly, may limit the availability of derivatives, may delay or restrict the exercise by the Fund or Underlying Fund of termination rights or remedies upon a counterparty default under
5

derivatives held by the Fund or Underlying Fund (which could result in losses), or may otherwise adversely affect the value or performance of derivatives.
Financials Sector Risk. Companies in the financials sector of an economy are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital they must maintain and, potentially, their size. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. Recently enacted legislation in the U.S. has relaxed capital requirements and other regulatory burdens on certain U.S. banks. While the effect of the legislation may benefit certain companies in the financials sector, increased risk taking by affected banks may also result in greater overall risk in the U.S. and global financials sector. The impact of changes in capital requirements, or recent or future regulation in various countries, on any individual financial company or on the financials sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financials sector is particularly sensitive to fluctuations in interest rates. The financials sector is also a target for cyberattacks, and may experience technology malfunctions and disruptions. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have reportedly caused losses to companies in this sector, which may negatively impact the Fund.
Geographic Risk. Some of the companies in which the Fund or the Underlying Fund invests are located in parts of the world that have historically been prone to natural disasters, such as earthquakes, tornadoes, volcanic eruptions, droughts, floods, hurricanes or tsunamis, and are economically sensitive to environmental events. Any such event may adversely impact the economies of these geographic areas or business operations of companies in these geographic areas, causing an adverse impact on the value of the Fund or Underlying Fund.
Hedging Risk. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions, which entail additional transaction costs, will be effective.
The Fund seeks to mitigate the potential impact of rising Treasury interest rates on the performance of investment-grade bonds and in U.S. Treasury securities by entering
6

into positions in U.S. Treasury futures and interest rate swaps. The Treasury and other futures positions and interest rate swaps are not intended to mitigate credit risk or certain other factors influencing the price of investment-grade bonds, which may have a greater impact than rising or falling interest rates. There is no guarantee that the futures and interest rate swap positions will achieve the targeted reduction in the interest rate risk of the long positions in investment-grade corporate bonds. In addition, when interest rates fall, investors may be better off in a long–only investment-grade investment than with an investment in the Fund. Performance of the Fund could be particularly poor in risk-averse, flight-to-quality environments when it is common for investment-grade bonds to decline in value. Furthermore, the Fund may be more volatile than a long-only investment in investment-grade bonds. The Fund may contain a significant allocation to callable investment-grade bonds, which are subject to call risk and prepayment risk (see Call Risk and Prepayment Risk); callable bonds may have lower sensitivity to interest rate declines than non-callable bonds or U.S. Treasury futures. In certain falling interest rate environments, this could result in disproportionately larger losses in the futures and interest rate swap positions as compared to gains in the long investment-grade bond position attributable to interest rate changes. There is no guarantee the Fund will have positive returns, even in environments of sharply rising Treasury interest rates in which the Fund’s futures and interest rate swap positions might be expected to mitigate the effects of such rises. The Fund will incur expenses when entering into futures and interest rate swap positions. The use of hedging may result in certain adverse tax consequences, as noted in the Taxes section of the Prospectus.
Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments or the lack of an active market for such securities or instruments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. Illiquid investments may be harder to value, especially in changing markets. If the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s
7

underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.
Income Risk. The Fund’s income may decline if yields fall because the Fund or the Underlying Fund may hold a significant portion of short duration securities and/or securities that have floating or variable interest rates. The Fund’s income may decline because the Fund or the Underlying Fund invests in lower yielding bonds as bonds in its portfolio mature, are near maturity or are called, or when the Fund or the Underlying Fund needs to purchase additional bonds.
Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus that was first detected in December 2019 has spread globally. The impact of this outbreak has adversely affected the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. The duration of the outbreak and its effects cannot be predicted with certainty. Any market or economic disruption can be expected to result in elevated tracking error and increased premiums or discounts to the Fund’s NAV.
■	General Impact. This outbreak has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, temporary closures of stores, restaurants and other commercial establishments, layoffs, defaults and other significant economic impacts, as well as general concern and uncertainty.
■	Market Volatility. The outbreak has also resulted in extreme volatility, severe losses, and disruptions in markets which can adversely impact the Fund and its investments, including impairing hedging activity to the extent a Fund engages in such activity, as expected correlations between related markets or instruments may no longer apply. In addition, to the extent the Fund invests in short-term instruments that have negative yields, the Fund’s value may be impaired as a result. Certain issuers of equity securities have cancelled or announced the suspension of dividends. The outbreak has, and may continue to, negatively affect the credit ratings of some fixed income securities and their issuers.
■	Market Closures. Certain local markets have been or may be subject to closures, and there can be no assurance that trading will continue in any local markets in which the Fund may invest, when any resumption of trading will occur or, once such markets resume trading, whether they will face further closures. Any suspension of trading in markets in which the Fund invests will have an impact on the Fund and its investments and will impact the Fund’s ability to purchase or sell securities in such markets.
■	Operational Risk. The outbreak could also impair the information technology and other operational systems upon which the Fund’s service providers, including BFA, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform critical tasks relating to the Fund, for example, due to the
8

service providers’ employees performing tasks in alternate locations than under normal operating conditions or the illness of certain employees of the Fund’s service providers.
■	Governmental Interventions. Governmental and quasi-governmental authorities and regulators throughout the world have responded to the outbreak and the resulting economic disruptions with a variety of fiscal and monetary policy changes, including direct capital infusions into companies and other issuers, new monetary policy tools, and lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of such policies, is likely to increase market volatility, which could adversely affect the Fund’s investments.
■	Pre-Existing Conditions. Public health crises caused by the outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally.
Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects.
Interest Rate Risk. As interest rates rise, the value of the fixed-income securities or other instruments held by the Fund or the Underlying Fund is likely to decrease. A measure investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. To the extent the Fund or the Underlying Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund or the Underlying Fund’s investments to decline significantly, which would adversely affect the value of the Fund. An increase in interest rates may lead to heightened volatility in the fixed-income markets and adversely affect certain fixed-income investments, including those held by the Fund. In addition, decreases in fixed income dealer market-making capacity may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets.
The historically low interest rate environment was created in part by the world’s major central banks keeping their overnight policy interest rates at, near or below zero percent and implementing monetary policy facilities, such as asset purchase programs, to anchor longer-term interest rates below historical levels. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Certain countries have recently experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are set at low levels and the market prices of portfolio securities have increased, the Fund may have a very low, or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. Central banks may increase their short-term policy rates or begin phasing out, or “tapering,” accommodative monetary policy facilities in the future. The timing, coordination,
9

magnitude and effect of such policy changes on various markets is uncertain, and such changes in monetary policy may adversely affect the value of the Fund’s investments.
Interest Rate Swap Risk. Interest rate swaps consist of an exchange between counterparties of their rights to receive interest payments based on a reference interest rate and typically involve the payment by one counterparty of a fixed rate in respect of a defined notional amount in exchange for receipt of a floating rate on the same notional amount, each having the same payment dates and payable in the same currency. Interest rate swaps are subject to risks applicable to swaps generally, including the risk that a counterparty fails to meet its obligations and the risk that the Fund is not able to liquidate such swap in a timely manner or at all, which could result in losses to the Fund. Because the Fund will invest in swaps that are subject to central clearing, these swaps are subject to the risk that a central clearinghouse will go into bankruptcy or become non-operational, and sometimes involve increased transaction costs. Counterparties to OTC swaps are not subject to these risks. The Fund’s use of interest rate swaps requires it to post collateral, which may restrict the Fund’s ability to otherwise invest such collateral and involves additional costs to the Fund. An interest rate swap may fail to perform as intended and may not offset adverse changes in interest rates fully or at all. An interest rate swap may also reduce the Fund’s gains due to favorable changes in interest rates and result in losses to the Fund. Counterparties to interest rate swaps are subject to manipulation in the marketplace of the reference benchmark rate, which may affect the utility of the swap as a hedge.
Investment in the Underlying Fund Risk. The Fund expects to invest a substantial portion of its assets in the Underlying Fund, so the Fund’s investment performance is likely to be directly related to the performance of the Underlying Fund. The Fund’s NAV will change with changes in the value of the Underlying Fund and other securities in which the Fund invests based on their market valuations. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Fund. For example, the Fund indirectly pays a portion of the expenses (including operating expenses and management fees) incurred by the Underlying Fund.
An investor in the Fund may receive taxable gains from portfolio transactions by the Underlying Fund, as well as taxable gains from transactions in shares of the Underlying Fund by the Fund.
As the Fund’s allocation to the Underlying Fund changes from time to time, or to the extent that the expense ratio of the Underlying Fund changes, the weighted average operating expenses borne by the Fund may increase or decrease.
Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund or the Underlying Fund has exposure. The Fund may be adversely affected if an issuer of underlying securities held by the Fund or the Underlying Fund is unable or unwilling to repay principal or interest when due. Any issuer of these securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures, credit deterioration of the issuer or other factors. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to
10

decline. An issuer may also be subject to risks associated with the countries, states and regions in which the issuer resides, invests, sells products, or otherwise conducts operations.
Management Risk. The Fund is subject to management risk because it does not seek to replicate the performance of a specified index. BFA and the portfolio managers will utilize a proprietary investment process, techniques and risk analyses in making investment and hedging decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. In addition, legislative, regulatory, or tax developments may affect the investment techniques available to BFA in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Market Risk. The Fund and the Underlying Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Market risk arises mainly from uncertainty about future values of financial instruments and may be influenced by price, currency and interest rate movements. It represents the potential loss the Fund and the Underlying Fund may suffer through holding financial instruments in the face of market movements or uncertainty. The value of a security, asset or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. During a general market downturn, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than are fixed-income securities with longer-term maturities. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.
Market Trading Risk
Absence of Active Market. Although shares of the Fund and the Underlying Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants.
Risk of Secondary Listings. The Fund's and the Underlying Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained, and may otherwise be made available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s or the Underlying Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund’s or the Underlying Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's or the Underlying Fund's shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of
11

the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund or Underlying Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund or the Underlying Fund may trade in the secondary market at times when the Fund or the Underlying Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund or the Underlying Fund accepts purchase and redemption orders. If the Fund purchases shares of the Underlying Fund at a time when the market price of Underlying Fund shares is at a premium to its NAV or sells Underlying Fund shares when their market price is at a discount to its NAV, the Fund may incur losses.
Secondary market trading in Fund or Underlying Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In addition, trading in Fund or Underlying Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market.
Shares of the Fund or the Underlying Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.
Shares of the Fund and the Underlying Fund May Trade at Prices Other Than NAV. Shares of the Fund and the Underlying Fund each trade on stock exchanges at prices at, above or below the respective Fund’s most recent NAV. The NAV of the Fund and the Underlying Fund are calculated at the end of each business day and fluctuate with changes in the market value of the Fund’s or the Underlying Fund's holdings. The trading price of each of the Fund's and the Underlying Fund's shares fluctuates continuously throughout trading hours based on both market supply of and demand for their shares and the underlying value of their portfolio holdings or NAV. As a result, the trading prices of the Fund’s and the Underlying Fund's shares may deviate significantly from NAV during periods of market volatility, including during periods of significant redemption requests or other unusual market conditions. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S OR THE UNDERLYING FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the NAV of the Fund or the Underlying Fund, as applicable, are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s or the Underlying Fund's shares normally will trade on stock exchanges at prices close to the Fund’s or the Underlying Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized
12

Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund or the Underlying Fund that differ significantly from their respective NAV. Authorized Participants may be less willing to create or redeem Fund or Underlying Fund shares if there is a lack of an active market for such shares or its underlying investments, which may contribute to the Fund’s or Underlying Fund's shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread”; that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread, which varies over time for shares of the Fund based on trading volume and market liquidity, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. In addition, increased market volatility may cause wider spreads. There may also be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Operational Risk. The Fund and the Underlying Fund are exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund's or the Underlying Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund, the Underlying Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Prepayment Risk. During periods of falling interest rates, issuers of certain debt obligations may repay principal prior to the security’s maturity, which may cause the Fund or the Underlying Fund to have to reinvest in securities with lower yields or higher risk of default, resulting in a decline in the Fund’s or the Underlying Fund's income or return potential. Also, if a security subject to prepayment had been purchased at a premium, the value of the premium would be lost in the event of prepayment.
Privately Issued Securities Risk. The Fund or the Underlying Fund will invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S under the 1933 Act. Privately issued securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund or the Underlying Fund may find it more difficult to sell such securities when it may be advisable to do so
13

or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately issued security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund and the Underlying Fund, and its value may decline as a result.
Risk of Investing in the U.S. A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as on the value of certain securities. In addition, a continued rise in the U.S. public debt level or the imposition of U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the Fund or Underlying Fund have exposure.
The U.S. has developed increasingly strained relations with a number of foreign countries. If relations with certain countries continue to worsen, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord. If this trend were to continue, it may have an adverse impact on the U.S. economy and many of the issuers in which the Fund or the Underlying Fund invests.
Risk of Swap Agreements. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may be subject to illiquidity risk, and it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses. Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free.
Securities Lending Risk. The Fund or the Underlying Fund may engage in securities lending. Securities lending involves the risk that the Fund or the Underlying Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund or the Underlying Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund or the Underlying Fund. BlackRock Institutional Trust Company, N.A. (“BTC”), the Fund's securities lending agent, will take into account the tax impact to shareholders of substitute payments for dividends when managing the Fund's securities lending program.
Tax Risk. The Underlying Fund invests in derivatives. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income the Underlying Fund
14

realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than as capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. Income from swaps is generally taxable. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the IRS.
Valuation Risk. The price the Fund and the Underlying Fund could receive upon the sale of a security or unwind of a financial instrument or other asset may differ from the Fund's or the Underlying Fund's valuation of the security, instrument or other asset, particularly for securities or other instruments that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. Because non-U.S. exchanges may be open on days when the Underlying Fund does not price its shares, the value of the securities or other instruments in the Fund’s or the Underlying Fund's portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s or the Underlying Fund's shares. In addition, for purposes of calculating the Fund's NAV, the value of assets denominated in non-U.S. currencies is converted into U.S. dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies either directly or indirectly through the Fund's investments in the Underlying Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators that are now in effect require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to the Fund.
Communication Services Sector Risk. The communication services sector consists of both companies in the telecommunication services industry as well as those in the
15

media and entertainment industry. Examples of companies in the telecommunication services industry group include providers of fiber-optic, fixed-line, cellular and wireless telecommunications networks. Companies in the media and entertainment industry group encompass a variety of services and products including television broadcasting, gaming products, social media, networking platforms, online classifieds, online review websites, and Internet search engines. Companies in the communication services sector may be affected by industry competition, substantial capital requirements, government regulation, and obsolescence of communications products and services due to technological advancement. Fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company's profitability. In addition, while all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
The communication services sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of communications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. The communications services industry can also be significantly affected by intense competition for market share, including competition with alternative technologies such as wireless communications, product compatibility and standardization, consumer preferences, rapid product obsolescence, research and development of new products, lack of standardization or compatibility with existing technologies, and a dependency on patent and copyright protections. Companies in the communication services sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain communications companies obsolete.
Telecommunications providers with exposure to the U.S. are generally required to obtain franchises or licenses in order to provide services in a given location. Licensing and franchise rights in the telecommunications sector are limited, which may provide an advantage to certain participants. Limited availability of such rights, high barriers to market entry and regulatory oversight, among other factors, have led to consolidation of companies within the sector, which could lead to further regulation or other negative effects in the future. Telecommunication providers investing in non-U.S. countries may be subject to similar risks. Additional risks include those related to competitive challenges in the U.S. from non-U.S. competitors engaged in strategic joint ventures with U.S. companies and in non-U.S. markets from both U.S. and non-U.S. competitors.
Companies in the media and entertainment industries can be significantly affected by several factors, including competition, particularly in formulation of products and
16

services using new technologies, cyclicality of revenues and earnings, a potential decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, and the potential increase in government regulation. Companies in the media and entertainment industries may become obsolete quickly. Advertising spending can be an important revenue source for media and entertainment companies. During economic downturns advertising spending typically decreases and, as a result, media and entertainment companies tend to generate less revenue.
Energy Sector Risk. The success of companies in the energy sector may be cyclical and highly dependent on energy prices. The market value of securities issued by companies in the energy sector may decline for the following reasons, among others: changes in the levels and volatility of global energy prices, energy supply and demand, and capital expenditures on exploration and production of energy sources; exchange rates, interest rates, economic conditions, and tax treatment; and energy conservation efforts, increased competition and technological advances. Companies in this sector may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the earnings of these companies. A significant portion of the revenues of these companies may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this sector. Energy companies may also operate in, or engage in, transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife or natural disasters. Any such event could have serious consequences for the general population of the affected area and could have an adverse impact on the Fund’s or the Underlying Fund's portfolio and the performance of the Fund. Energy companies can be significantly affected by the supply of, and demand for, specific products (e.g., oil and natural gas) and services, exploration and production spending, government subsidization, world events and general economic conditions. Energy companies may have relatively high levels of debt and may be more likely than other companies to restructure their businesses if there are downturns in energy markets or in the global economy.
European Economic Risk. The Economic and Monetary Union (the “eurozone”) of the European Union (the “EU”) requires compliance by member states that are members of the eurozone with restrictions on inflation rates, deficits, interest rates and debt levels, as well as fiscal and monetary controls, each of which may significantly affect every country in Europe, including those countries that are not members of the eurozone. Changes in imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of eurozone countries), the default or threat of default by an EU member state on its sovereign debt and/or an economic recession in an EU member state may have a significant adverse effect on the economies of other EU member states and their trading partners. The European financial markets have historically experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several
17

European countries, including, but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries.
Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The United Kingdom (the “U.K.”) left the European Union (“Brexit”) on January 31, 2020, subject to a transitional period ending December 31, 2020. During the transitional period, although the U.K. is no longer a member state of the EU, it will remain subject to EU law and regulations as if it were still a member state. The U.K. and the EU are to negotiate the terms of their future trading relationship during the transitional period. Accordingly, the terms of such trading relationship remain uncertain. The outcome of such negotiations may give rise to significant uncertainties and instability in the financial markets as the U.K. negotiates the terms of its future relationship with the EU. The Fund will face risks associated with the potential uncertainty and consequences leading up to and that may follow Brexit, including with respect to volatility in exchange rates and interest rates. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit has also led to legal uncertainty and could lead to politically divergent national laws and regulations as a new relationship between the U.K. and EU is defined and the U.K. determines which EU laws to replace or replicate. Any of these effects of Brexit could adversely affect any of the companies to which the Fund has exposure and any other assets in which the Fund invests. The political, economic and legal consequences of Brexit are not yet fully known. In the short term, financial markets may experience heightened volatility, particularly those in the U.K. and Europe, but possibly worldwide. The U.K. and Europe may be less stable than they have been in recent years, and investments in the U.K. and the EU may be difficult to value, or subject to greater or more frequent rises and falls in value. In the longer term, there is likely to be a period of significant political, regulatory and commercial uncertainty as the U.K. seeks to negotiate the terms of its future trading relationships.
Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, as well as governmental or other responses to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments of EU countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe could also impact financial markets. The impact of these events is
18

not clear but could be significant and far-reaching and could adversely affect the value and liquidity of the Fund's investments.
Money Market Instruments Risk. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. If a significant amount of the Fund's assets are invested in money market instruments, it will be more difficult for the Fund to achieve its investment objective. An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a money market fund. Money market funds other than government money market funds or retail money market funds “float” their NAV instead of using a stable $1.00 per share price.
Risk of Investing in Developed Countries. Investment in developed country issuers may subject the Fund or the Underlying Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector) as the primary means of economic growth. A prolonged slowdown in one or more services sectors is likely to have a negative impact on economies of certain developed countries, although economies of individual developed countries can be impacted by slowdowns in other sectors. In the past, certain developed countries have been targets of terrorism, and some geographic areas in which the Fund or the Underlying Fund invests have experienced strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the financial markets in these countries or geographic areas and may adversely affect the performance of the issuers to which the Fund or the Underlying Fund has exposure. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.
Technology Sector Risk. Technology companies, including information technology companies, face intense competition, both domestically and internationally, which may have an adverse effect on a company’s profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and other intellectual property rights. A technology company’s loss or impairment of these rights may adversely affect the company’s profitability. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. The technology sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
19

Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. The capacity of the Fund to make investments in certain securities may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings.
For example, in certain circumstances where the Fund invests in securities issued by companies that operate in certain regulated industries or in certain emerging or international markets, is subject to corporate or regulatory ownership restrictions, or invests in certain futures or other derivative transactions, there may be limits on the aggregate and/or fund-level amount invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Utilities Sector Risk. Companies in the utilities sector may be adversely affected by changes in exchange rates, domestic and international competition, and governmental limitations on rates charged to consumers. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Deregulation may subject utility companies to greater competition and may adversely affect their profitability. As deregulation allows utility companies to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. In addition, deregulation may eliminate restrictions on the profits of certain utility companies, but may also subject these companies to greater risk of loss. Companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction projects during periods of inflation or unsettled capital markets; face restrictions on operations and increased cost and delays attributable to environmental considerations and regulation; find that existing plants, equipment or products have been rendered obsolete by technological innovations; or be subject to increased costs because of the scarcity of certain fuels or the effects of man-made or natural disasters. Existing and future regulations or legislation may make it difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. There is no assurance that regulatory authorities will grant rate increases in the future or that such increases will be adequate to permit the payment of . Energy conservation and changes in climate policy may also have a significant adverse impact on the revenues and expenses of utility companies.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's Statement of Additional
20

Information (“SAI”). The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
A Further Discussion of Principal Investment Strategies
Overview
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. dollar-denominated investment-grade corporate bonds with remaining maturities greater than ten years and in one or more underlying funds that principally invest in U.S. dollar-denominated investment-grade corporate bonds. The Fund intends to invest a substantial portion of its assets in one underlying fund, the Underlying Fund. The Fund attempts to mitigate the interest rate risk of the underlying securities and/or the Underlying Fund (as determined by BFA) primarily through the use of positions in both U.S. Treasury futures contracts and interest rate swaps. The bonds in which the Fund and/or the Underlying Fund invest may include U.S. dollar-denominated investment-grade corporate bonds and generally have at least ten years until maturity at the time of investment. The Fund may also invest in other interest rate futures contracts, including but not limited to, Eurodollar and Federal Funds futures. The Fund’s futures and interest rate swap positions are not intended to mitigate credit risk or other factors influencing the price of investment-grade corporate bonds, which may have a greater impact than interest rates. The Fund’s 80% investment policy may be changed by the Fund’s Board of Trustees (the “Board”) upon 60 days’ notice to shareholders. In addition, the Fund may borrow, lend its portfolio securities to brokers, dealers and financial institutions, and may invest the collateral in certain short-term instruments, either directly or through one or more money market funds, as described in greater detail in the Fund's SAI.
The Fund invests in non-U.S. securities, emerging markets securities and debt instruments, which are subject to additional risks, as described in this Prospectus and in the Fund’s SAI.
The Underlying Fund
The Fund invests a substantial portion of its assets in the Underlying Fund, so the Fund’s investment performance is directly related to the performance of the Underlying Fund. The Fund’s NAV will change with changes in the value of the Underlying Fund and other securities in which the Fund invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Fund.
BFA is not required to invest the Fund’s assets in any particular underlying fund, including the Underlying Fund, or allocate any particular percentage of the Fund’s assets to any particular underlying fund, including the Underlying Fund. Currently, the Fund achieves its investment objective by investing a substantial portion of its assets in the Underlying Fund.
The Underlying Fund seeks to track the investment results of the ICE BofA 10+ Year US Corporate Index, which measures the performance of U.S. dollar-denominated investment-grade corporate bonds that have a remaining maturity of greater than or
21

equal to ten years. The ICE BofA 10+ Year US Corporate Index is a trademark of and is maintained by ICE Data Indices, LLC (“ICE Data”) and has been licensed for use for certain purposes by BFA or its affiliates. ICE Data makes no representation or warranty, expressed or implied, regarding the advisability of investing in the Underlying Fund. On January 1, 2020, the name of the index changed from the ICE BofAML 10+ Year US Corporate Index to the ICE BofA 10+ Year US Corporate Index.
In managing the Underlying Fund, BFA uses a representative sampling index strategy. Representative sampling is an indexing strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to a specified benchmark index. Securities selected for the Underlying Fund are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the applicable underlying index. The Underlying Fund may or may not hold all of the securities that are included in its underlying index and may hold certain securities that are not included in its underlying index.
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust).
For its investment advisory services to the Fund, BFA is paid a management fee from the Fund based on a percentage of the Fund's average daily net assets, at the annual rate of 0.35%. BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in IGLB, after taking into account any fee waivers by IGLB, plus 0.10% through February 28, 2022. The contractual waiver may be terminated prior to February 28, 2022 only upon written agreement of the Trust and BFA. In addition, BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
22

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of December 31, 2019, BFA and its affiliates provided investment advisory services for assets in excess of $7.43 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities. BFA is considered a “commodity pool operator” with respect to the Fund under the CEA and is therefore subject to regulation by the SEC and the CFTC with respect to the Fund.
A discussion regarding the basis for the approval by the Board of the Investment Advisory Agreement with BFA is available in the Fund's Annual Report for the period ended October 31.
From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.
Portfolio Managers. James Mauro and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, developing and implementing the Fund’s investment process and investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities. The following information provides additional information about each portfolio manager and member of the iShares Global Investment Research Team.
James Mauro has been employed by BFA or its affiliates as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2015.
Scott Radell has been employed by BFA or its affiliates as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at Barclays Global Fund Advisors in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2015.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), The PNC Financial
23

Services Group, Inc. (which, through a subsidiary, has a significant economic interest in BlackRock) and its subsidiaries (each with The PNC Financial Services Group, Inc., an “Entity” and collectively, the “Entities”), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA, its Affiliates and the Entities provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA, its Affiliates and the Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates or Entities act, or may act, as an investor, investment banker, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, market maker, trader, prime broker, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which an Affiliate or an Entity performs or seeks to perform investment banking or other services. Specifically, the Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate or an Entity has developed or is trying to develop investment banking relationships or in which an Affiliate or an Entity has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate or an Entity provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate or an Entity provides or may in the future provide research coverage. An Affiliate or an Entity may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund's portfolio investment transactions. BFA or one or more Affiliates or Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates or Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate or an Entity having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
24

Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or an Entity or its or their directors, officers or employees or other clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA, its Affiliates or Entities may adversely impact the Fund. Transactions by one or more clients or by BFA, its Affiliates or Entities or their directors, officers or employees, may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to BFA, one or more Affiliates or Entities and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Fund has retained BTC, an Affiliate of BFA, to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the securities lending agent will receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates or Entities may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA, its Affiliates and Entities and their respective directors, officers or employees, may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment
25

for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “IGBH.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.
Although the SEC has granted an exemptive order to the Trust permitting registered investment companies and unit investment trusts that enter into a participation agreement with the Trust (“Investing Funds”) to invest in iShares funds beyond the limits set forth in Section 12(d)(1) of the 1940 Act subject to certain terms and conditions, the exemptive order is not applicable to the Fund. Accordingly, Investing Funds must adhere to the limits set forth in Section 12(d)(1) of the 1940 Act when investing in the Fund. In addition, foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
26

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (i) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers (as detailed below) and (ii) U.S. fixed-income assets and U.S. Treasury futures may be valued as of the announced closing time for trading in fixed-income instruments or U.S. Treasury futures in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets, which includes the value of the Underlying Fund shares in which the Fund invests, less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board.
The Fund values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund's approved independent third-party pricing services, each in accordance with valuation policies and procedures approved by the Board. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at lower prices than institutional round lots. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines in good faith that such method does not represent fair value.
The Fund and/or the Underlying Fund invest in non-U.S. securities. Non-U.S. securities held by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s NAV may change on days when Authorized Participants will not be able to purchase or redeem Fund shares.
27

Generally, trading in U.S. Treasury futures, non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the closing market price of one or more assets or liabilities held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in the local markets or in related or highly correlated assets (e.g., American Depositary Receipts, Global Depositary Receipts or substantially identical ETFs) on a trading day after the close of non-U.S. securities markets may be fair valued.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment
28

Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. Distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
You may lose the ability to use foreign tax credits passed through by the Fund if your Fund shares are loaned out pursuant to a securities lending agreement.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Dividends, interest and capital gains earned by the Underlying Fund with respect to securities issued by non-U.S. issuers may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the
29

U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Underlying Fund at the close of a year consists of non-U.S. stocks or securities (generally, for this purpose, depositary receipts, no matter where traded, of non-U.S. companies are treated as “non-U.S.”) (and 50% of the total assets of the Fund at the close of the year consists of securities issued by non-U.S. issuers, or, at the close of each quarter, shares of the Underlying Fund), the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund or the Underlying Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
For purposes of foreign tax credits for U.S. shareholders of the Fund, foreign capital gains taxes may not produce associated foreign source income, limiting the availability of such credits for U.S. persons.
Because the Fund is expected to invest in the Underlying Fund, the Fund’s realized losses on sales of shares of such Underlying Fund may be indefinitely or permanently deferred as “wash sales.” Distributions of short-term capital gains by the Underlying Fund will be recognized as ordinary income by the Fund and would not be offset by the Fund’s capital loss carryforwards, if any. Capital loss carryforwards of the Underlying Fund, if any, would not offset net capital gains of the Fund.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the
30

name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's distributor, BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities, assets or other positions (a “creation basket”), and an amount of cash (including any cash representing the value of substituted securities, assets or other positions), if any, which together approximate the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities, assets or other positions (a “redemption basket”) held by the Fund and an amount of cash (including any portion of such securities for which cash may be substituted). The Fund generally offers Creation Units partially for cash, but may, in certain circumstances, offer Creation Units solely for cash or solely in-kind. Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund may accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
31

The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under
32

different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
33

Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 1 University Square Drive, Princeton, NJ 08540.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
34

Financial Highlights
(For a share outstanding throughout each period)
	iShares Interest Rate Hedged Long-Term Corporate Bond ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16	Period From 07/22/15(a) to 10/31/15
Net asset value, beginning of period	$ 25.76	$ 25.98	$ 24.07	$24.08	$ 25.10
Net investment income(b)	0.98	1.01	0.91	0.89	0.26
Net realized and unrealized gain (loss)(c)	(1.01)	(0.32)	1.78	(0.28)	(1.09)
Net increase (decrease) from investment operations	(0.03)	0.69	2.69	0.61	(0.83)
Distributions (d)
From net investment income	(0.96)	(0.91)	(0.76)	(0.60)	(0.13)
From net realized gain	(0.45)	—	—	—	—
Return of capital	(0.01)	—	(0.02)	(0.02)	(0.06)
Total distributions	(1.42)	(0.91)	(0.78)	(0.62)	(0.19)
Net asset value, end of period	$ 24.31	$ 25.76	$ 25.98	$24.07	$24.08
Total Return
Based on net asset value	(0.03)%	2.66%	11.36%	2.49% (e)	(3.19)% (e)(f)
Ratios to Average Net Assets
Total expenses(g)	0.35%	0.35%	0.35%	0.35%	0.35% (h)
Total expenses after fees waived(g)	0.10%	0.10%	0.10%	0.10%	0.12% (h)
Net investment income	3.98%	3.86%	3.62%	3.78%	3.80% (h)
Supplemental Data
Net assets, end of period (000)	$59,558	$57,954	$15,586	$ 8,423	$ 8,429
Portfolio turnover rate(i)(j)	13%	5%	6%	9%	4% (f)
(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) The total return disclosed is based on the net asset value (“NAV”) calculated daily for the creation and redemption of shares in the Fund, which may differ from the NAV calculated for financial reporting purposes. Based on the NAV calculated for financial reporting purposes, the total returns for the year ended October 31, 2016 and the period ended October 31, 2015 were 2.62% and -3.31%, respectively.
(f) Not annualized.
(g) The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(h) Annualized.
(i) Portfolio turnover rate excludes in-kind transactions.
(j) Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund's financial highlights for its respective portfolio turnover rates.
35

Disclaimers
Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to achieve its investment objective. NYSE Arca is not responsible for, nor has it participated in, the determination of the Fund's investments, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
36

Want to know more?
iShares.com     |    1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2020 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK® are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-22649
IS-P-IGBH-0820

February 28, 2020
(as revised August 17, 2020)

2020 Prospectus
iShares U.S. ETF Trust
•	iShares Short Maturity Bond ETF | NEAR | CBOE BZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.
You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.
The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.
i

[THIS PAGE INTENTIONALLY LEFT BLANK]

iSHARES® SHORT MATURITY
BOND ETF
Ticker: NEAR	Stock Exchange: Cboe BZX
Investment Objective
The iShares Short Maturity Bond ETF (the “Fund”) seeks to maximize current income.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares U.S. ETF Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
0.25%	None	0.00%	0.25%

1 The amount rounded to 0.00%.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$26	$80	$141	$318
S-1

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 58% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in a portfolio of U.S. dollar-denominated investment-grade fixed-income securities. The Fund primarily invests in investment-grade fixed-income securities that are rated BBB- or higher by S&P Global Ratings and/or Fitch Ratings, Inc. (“Fitch”), or Baa3 or higher by Moody’s Investors Service, Inc. (“Moody's”), or, if unrated, determined by the Fund's management team to be of equivalent quality. The Fund primarily invests in fixed- and floating-rate securities of varying maturities, such as corporate and government bonds, agency securities, instruments of non-U.S. issuers, privately issued securities, asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”), structured securities, municipal bonds, repurchase agreements, money market instruments and investment companies. The Fund invests in securities issued by financial institutions such as banks, broker-dealers and insurance companies. The Fund may enter into to-be-announced transactions (“TBA transactions”) on a regular basis with respect to the percentage of the portfolio (if any) that consists of mortgage-backed pass-through securities. BFA or its affiliates may advise the money market funds and investment companies in which the Fund may invest.
Under normal circumstances, the effective duration of the Fund’s portfolio is expected to be one year or less, as calculated by the Fund's management team. Effective duration is a measure of the Fund’s price sensitivity to changes in yields or interest rates; however, investors should be aware that effective duration is not an exact measurement and may not reliably predict a particular security’s price sensitivity to changes in yield or interest rates.
Under normal circumstances, the Fund will also seek to maintain a weighted average maturity that is less than three years. Weighted average maturity is a U.S. dollar-weighted average of the remaining term to maturity of the underlying securities in the Fund’s portfolio. For the purposes of determining the Fund’s weighted average maturity, a security’s final maturity date, or for amortizing securities such as asset-backed and mortgage-backed securities, its weighted average life, will be used for calculation purposes.
The Fund is an actively managed exchange-traded fund (“ETF”) that does not seek to replicate the performance of a specified index. The Fund may have a higher degree of portfolio turnover than funds that seek to replicate the performance of an index.
The Fund is not a money market fund
S-2

and does not seek to maintain a stable net asset value of $1.00 per share. Please see the Fund’s Statement of Additional Information (“SAI”) for further information.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of the collateral received).
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Unlike many ETFs, the Fund is not an index-based ETF. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset-Backed and Mortgage-Backed Securities Risk. ABS and MBS (residential and commercial) represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. ABS and MBS are subject to credit, interest rate, call, extension, valuation and liquidity risk. These securities, in most cases, are not backed by the full faith and credit of the U.S. government and are subject to the risk of default on the underlying asset or mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain ABS and MBS.
Asset Class Risk. Securities and other assets in the Fund's portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.
Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in the Creations and Redemptions section of this prospectus (the “Prospectus”)) may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund's income, or in securities with greater risks or with other less favorable features.
Cash Transactions Risk. The Fund may effect part or all of its creations and redemptions for cash, rather than in-kind securities. As a result, the Fund may have to sell portfolio securities at inopportune times in order to obtain the cash needed to meet redemption
S-3

orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer's or counterparty's financial condition and on the terms of an obligation.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, the Fund's adviser, distributor, and other service providers (including the benchmark provider), market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders.
While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.
Extension Risk. During periods of rising interest rates, certain debt obligations may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.
Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, and decreased liquidity in credit markets. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. The impact of changes in capital requirements and recent or future regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.
Floating Rate Notes Risk. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed
S-4

interest rates, but may decline in value if their coupon rates do not reset as high, or as quickly, as comparable market interest rates, and generally carry lower yields than fixed notes of the same maturity. Although floating rate notes are less sensitive to interest rate risk than fixed-rate securities, they are subject to credit risk and default risk, which could impair their value.
Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.
Income Risk. The Fund’s income may decline when interest rates fall because the Fund may hold a significant portion of short duration securities and/or securities that have floating or variable interest rates. The Fund’s income may decline because the Fund invests in lower yielding bonds, and as the bonds in its portfolio mature, are near maturity or are called, the Fund needs to purchase additional bonds.
Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic impacts. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. These events will have an impact on the Fund and its investments and could impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s NAV. Other infectious illness outbreaks in the future may result in similar impacts.
Interest Rate Risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very low, or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. An increase in interest rates will generally cause the value of securities held by the Fund to decline, may lead to heightened volatility in the fixed-income markets
S-5

and may adversely affect the liquidity of certain fixed-income investments, including those held by the Fund. The historically low interest rate environment heightens the risks associated with rising interest rates.
Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure.The Fund may be adversely affected if an issuer of underlying securities held by the Fund is unable or unwilling to repay principal or interest when due. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Management Risk. The Fund is subject to management risk, which is the risk that the investment process, techniques and risk analyses applied by BFA will not produce the desired results, and that securities selected by BFA may underperform the market or any relevant benchmark. In addition, legislative, regulatory, or tax developments may affect the investment techniques available to BFA in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Unlike some ETFs that track specific indexes, the Fund does not seek to replicate the performance of a specified index. Index-based ETFs have generally traded at prices that closely correspond to NAV. However, ETFs that do not seek to replicate the performance of a specified index have a limited trading history and, therefore, there can be no assurance as to whether, and/or the extent to which, the Fund's shares will trade at premiums or discounts to NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Municipal Securities Risk. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the inability to collect revenues from such projects or assets. Certain municipal securities are issued by entities with limited taxing authority such as school districts, or dependent on revenue from a particular sector or industry, such as the utilities sector, infrastructure sector, or transportation industry.
S-6

Not a Money Market Fund. The Fund is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal circumstances, the Fund’s investments may be more susceptible than a money market fund is to credit risk, interest rate risk, valuation risk and other risks relevant to the Fund’s investments. The Fund does not seek to maintain a stable net asset value of $1.00 per share.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Prepayment Risk. During periods of falling interest rates, issuers of certain debt obligations may repay principal prior to the security’s maturity, which may cause the Fund to have to reinvest in securities with lower yields or higher risk of default, resulting in a decline in the Fund’s income or return potential.
Privately Issued Securities Risk. The Fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended (the “1933 Act”). Privately issued securities are securities that have not been registered under the 1933 Act and as a result may be subject to legal restrictions on resale. Privately issued securities are generally not traded on established markets. As a result of the absence of a public trading market, privately issued securities may be deemed to be illiquid investments, may be more difficult to value than publicly traded securities and may be subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Fund.
Repurchase Agreement Risk. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires a security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price. If the seller defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may lose money.
Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
S-7

Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund's valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other assets in the Fund's portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund's shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
S-8

Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section of the Prospectus.
Year by Year Returns (Years Ended December 31)
The best calendar quarter return during the periods shown above was 1.17% in the 1st quarter of 2019; the worst was 0.04% in the 4th quarter of 2014.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
S-9

Average Annual Total Returns
(for the periods ended December 31, 2019)
	One Year	Five Years	Since Fund Inception
(Inception Date: 9/25/2013)
Return Before Taxes	3.47%	1.76%	1.58%
Return After Taxes on Distributions[1]	2.34%	1.05%	0.94%
Return After Taxes on Distributions and Sale of Fund Shares[1]	2.04%	1.04%	0.93%
Bloomberg Barclays Short-Term Government/Corporate Index[2] (Index returns do not reflect deductions for fees, expenses or taxes)	2.69%	1.34%	1.10%

[1]	After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
[2]	The Bloomberg Barclays Short-Term Government/Corporate Index is an unmanaged index that measures the performance of government and corporate securities with less than one year remaining to maturity.
S-10

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. Thomas Musmanno and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Musmanno and Mr. Radell have been Portfolio Managers of the Fund since 2013.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
S-11

[THIS PAGE INTENTIONALLY LEFT BLANK]

More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified index. Accordingly, the management team has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective.
ETFs are funds that trade like other publicly-traded securities. Similar to shares of a mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.
Additional Information on the Investment Strategies. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in a portfolio of U.S. dollar-denominated investment-grade fixed-income securities that are rated BBB- or higher by S&P Global Ratings and/or Fitch, or Baa3 or higher by Moody’s, or, if unrated, determined by the management team to be of equivalent quality. The Fund’s 80% investment policy may be changed by the Fund’s Board of Trustees (the “Board”) upon 60 days’ notice to shareholders.
The Fund primarily invests in fixed- and floating-rate securities of varying maturities, such as corporate and government bonds, agency securities, instruments of non-U.S. issuers, privately-issued securities, ABS and MBS, structured securities, municipal bonds, money market instruments, repurchase agreements and investment companies. The Fund invests in securities issued by financial institutions such as banks, broker-dealers and insurance companies. BFA or its affiliates may advise the money market funds and investment companies in which the Fund may invest. The Fund may also invest in currency contracts for hedging and/or trade settlement purposes.
The Fund will invest in ABS and MBS. ABS are fixed-income securities that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables. MBS are ABS based on a particular type of asset, a mortgage. There are a wide variety of MBS involving commercial or residential, fixed-rate or adjustable-rate mortgages and mortgages issued by banks or government agencies. Most transactions in fixed-rate mortgage pass-through securities occur through standardized contracts
1

for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, known as TBA transactions. The Fund may enter into such contracts on a regular basis. The Fund, pending settlement of such contracts, will invest the relevant assets in high-quality, liquid short-term instruments, including shares of money market funds affiliated with BFA. Collateralized mortgage obligations (“CMOs”) are fixed-income securities that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund may, to a limited extent, engage in derivatives transactions that include futures contracts, options and swaps.
Investment Process. The management team evaluates sectors of the fixed-income market and individual securities within these sectors to invest the Fund’s assets on an ongoing basis. The investment approach represents a collaboration between the “Portfolio Teams,” who are responsible for setting the top-down asset allocation framework for portfolio construction and security selection, and the “Sector Specialists,” who are responsible for bottom-up idea generation, including research and analysis.
The investment process is centered around formal investment strategy meetings. Following discussions with their teams, the senior members of the Sector Specialists present their teams’ views during a meeting attended by all fixed-income investment professionals within BlackRock. Next, the senior members of the Portfolio and Investment Teams, along with representatives from BlackRock’s Risk & Quantitative Analysis Group, hold a meeting to discuss asset allocation, portfolio risk, and investment themes. This meeting is designed to share ideas across Portfolio Teams as each determines the appropriate interest rate risk, convexity, term structure, credit quality, liquidity bias and sector allocations for individual strategies.
The Sector Specialists then implement the Portfolio Teams’ relative value outlook with respect to security selection, timing and execution, in accordance with the Fund’s investment objective and guidelines. Sector Specialists are also responsible for trading, which BlackRock believes best leverages its market knowledge and experience. While the investment themes are discussed formally on a weekly basis, the process is dynamic, with ongoing discussion and modifications as needed.
In certain situations or market conditions, the Fund may temporarily depart from its normal investment process, provided that such departure is, in the opinion of the management team, consistent with the Fund’s investment objective and in the best interests of the Fund. For example, the Fund may hold a higher than normal proportion of its assets in cash in response to adverse market, economic or political conditions.
The management team uses an internal model for calculating duration, which may result in a different value of duration than if duration was calculated by a third party.
2

A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset-Backed and Mortgage-Backed Securities Risk. ABS and MBS (residential and commercial) represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Although ABS generally experience less prepayment risk than residential mortgage-backed securities, MBS and ABS, like traditional fixed-income securities, are subject to credit, interest rate, call, extension, valuation and liquidity risk. Because of call and extension risk, ABS and MBS react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain ABS and MBS.
ABS and MBS may not be backed by the full faith and credit of the U.S. government and are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn.
MBS may be either pass-through securities or CMOs. Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only, principal only or an amount that remains after floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.
In response to the financial crisis that began in 2008, the Federal Reserve System (the “Fed”) attempted to keep mortgage rates low by acting as a buyer of mortgage-backed assets. This support has ended. As a result, mortgage rates may rise and values of MBS and ABS may fall.
Asset Class Risk. The securities and other assets in the Fund’s portfolio may underperform in comparison to other securities or indexes that track other issuers, countries, groups of countries, regions, industries, groups of industries, markets, asset
3

classes or sectors. Various types of securities may experience cycles of outperformance and underperformance in comparison to the general financial markets depending upon a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened because ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that are less widely traded often involve greater settlement and operational issues and capital costs for Authorized Participants, which may limit the availability of Authorized Participants.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.
Cash Transactions Risk. The Fund may effect part or all of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. As a practical matter, only institutions and large investors, such as market makers or other large broker dealers, create or redeem shares directly through the Fund. Most investors will buy and sell shares of the Fund on an exchange through a broker-dealer. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are concentrated in
4

the securities and/or other assets of a particular issuer or issuers, representing a particular country, group of countries, region, market, industry, group of industries, sector or asset class. The Fund may be more adversely affected by the underperformance of those securities and/or other assets, may experience increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those securities and/or other assets than a fund that does not concentrate its investments.
Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt instrument or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments when due or otherwise honor its obligations. There are varying degrees of credit risk, depending on an issuer’s or counterparty’s financial condition and on the terms of an obligation, which may be reflected in the issuer’s or counterparty’s credit rating. There is the chance that the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), or that the market’s perception of an issuer’s creditworthiness may worsen, potentially reducing the Fund’s income level or share price.
Cybersecurity Risk. With the increased use of technologies such as the internet to conduct business, the Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Recently, geopolitical tensions may have increased the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity failures by or breaches of the systems of the Fund’s adviser, distributor and other service providers (including, but not limited to, index and benchmark providers, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyberattacks may
5

render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful or that cyberattacks will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or Authorized Participants. The Fund and its shareholders could be negatively impacted as a result.
Extension Risk. During periods of rising interest rates, certain debt obligations may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s income and potentially in the value of the Fund’s investments.
Financials Sector Risk. Companies in the financials sector of an economy are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital they must maintain and, potentially, their size. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. Recently enacted legislation in the U.S. has relaxed capital requirements and other regulatory burdens on certain U.S. banks. While the effect of the legislation may benefit certain companies in the financials sector, increased risk taking by affected banks may also result in greater overall risk in the U.S. and global financials sector. The impact of changes in capital requirements, or recent or future regulation in various countries, on any individual financial company or on the financials sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financials sector is particularly sensitive to fluctuations in interest rates. The financials sector is also a target for cyberattacks, and may experience technology malfunctions and disruptions. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have reportedly caused losses to companies in this sector, which may negatively impact the Fund.
Floating Rate Notes Risk. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may
6

decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction in income received from floating rate securities held by the Fund and may adversely affect the value of the Fund’s shares. Generally, floating rate securities carry lower yields than fixed notes of the same maturity. The interest rate for a floating rate note resets or adjusts periodically by reference to a benchmark interest rate. The impact of interest rate changes on floating rate investments is typically mitigated by the periodic interest rate reset of the investments. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Floating rate notes generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such loans. Benchmark interest rates, such as the London Interbank Offered Rate (LIBOR), may not accurately track market interest rates.
Although floating rate notes are less sensitive to interest rate risk than fixed-rate securities, they are subject to credit risk and default risk, which could impair their value.
Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments or the lack of an active market for such securities or instruments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. Illiquid investments may be harder to value, especially in changing markets. If the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.
7

Income Risk. The Fund’s income may decline if interest rates fall because the Fund may hold a significant portion of short duration securities and/or securities that have floating or variable interest rates. The Fund’s income may decline because the Fund invests in lower yielding bonds and as bonds in its portfolio mature, are near maturity or are called, the Fund needs to purchase additional bonds.
Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus that was first detected in December 2019 has spread globally. The impact of this outbreak has adversely affected the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. The duration of the outbreak and its effects cannot be predicted with certainty. Any market or economic disruption can be expected to result in elevated tracking error and increased premiums or discounts to the Fund’s NAV.
■	General Impact. This outbreak has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, temporary closures of stores, restaurants and other commercial establishments, layoffs, defaults and other significant economic impacts, as well as general concern and uncertainty.
■	Market Volatility. The outbreak has also resulted in extreme volatility, severe losses, and disruptions in markets which can adversely impact the Fund and its investments, including impairing hedging activity to the extent a Fund engages in such activity, as expected correlations between related markets or instruments may no longer apply. In addition, to the extent the Fund invests in short-term instruments that have negative yields, the Fund’s value may be impaired as a result. Certain issuers of equity securities have cancelled or announced the suspension of dividends. The outbreak has, and may continue to, negatively affect the credit ratings of some fixed income securities and their issuers.
■	Market Closures. Certain local markets have been or may be subject to closures, and there can be no assurance that trading will continue in any local markets in which the Fund may invest, when any resumption of trading will occur or, once such markets resume trading, whether they will face further closures. Any suspension of trading in markets in which the Fund invests will have an impact on the Fund and its investments and will impact the Fund’s ability to purchase or sell securities in such markets.
■	Operational Risk. The outbreak could also impair the information technology and other operational systems upon which the Fund’s service providers, including BFA, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform critical tasks relating to the Fund, for example, due to the service providers’ employees performing tasks in alternate locations than under normal operating conditions or the illness of certain employees of the Fund’s service providers.
■	Governmental Interventions. Governmental and quasi-governmental authorities and regulators throughout the world have responded to the outbreak and the resulting economic disruptions with a variety of fiscal and monetary policy changes, including
8

direct capital infusions into companies and other issuers, new monetary policy tools, and lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of such policies, is likely to increase market volatility, which could adversely affect the Fund’s investments.
■	Pre-Existing Conditions. Public health crises caused by the outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally.
Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects.
Interest Rate Risk. As interest rates rise, the value of the fixed-income securities or other instruments held by the Fund is likely to decrease. A measure investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund’s investments to decline significantly, which would adversely affect the value of the Fund. An increase in interest rates may lead to heightened volatility in the fixed-income markets and adversely affect certain fixed-income investments, including those held by the Fund. In addition, decreases in fixed income dealer market-making capacity may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets.
The historically low interest rate environment was created in part by the world’s major central banks keeping their overnight policy interest rates at, near or below zero percent and implementing monetary policy facilities, such as asset purchase programs, to anchor longer-term interest rates below historical levels. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Certain countries have recently experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are set at low levels and the market prices of portfolio securities have increased, the Fund may have a very low, or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. Central banks may increase their short-term policy rates or begin phasing out, or “tapering,” accommodative monetary policy facilities in the future. The timing, coordination, magnitude and effect of such policy changes on various markets is uncertain, and such changes in monetary policy may adversely affect the value of the Fund’s investments.
Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The Fund may be adversely affected if an issuer of underlying securities held by the Fund is unable or unwilling to repay principal or interest when due. Any issuer of these securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor
9

management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures, credit deterioration of the issuer or other factors. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline. An issuer may also be subject to risks associated with the countries, states and regions in which the issuer resides, invests, sells products, or otherwise conducts operations.
Management Risk. The Fund is subject to management risk because it does not seek to replicate the performance of a specified index. BFA and the portfolio managers will utilize a proprietary investment process, techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. In addition, legislative, regulatory, or tax developments may affect the investment techniques available to BFA in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Market risk arises mainly from uncertainty about future values of financial instruments and may be influenced by price, currency and interest rate movements. It represents the potential loss the Fund may suffer through holding financial instruments in the face of market movements or uncertainty. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. During a general market downturn, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than are fixed-income securities with longer-term maturities. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.
Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained, and may otherwise be made available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares
10

may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund's shares fluctuates continuously throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund's portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility, including during periods of significant redemption requests or other unusual market conditions. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem Fund shares if there is a lack of an active market for such shares or its underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
11

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread”; that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread, which varies over time for shares of the Fund based on trading volume and market liquidity, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. In addition, increased market volatility may cause wider spreads. There may also be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Municipal Securities Risk. Municipal securities include both general obligation bonds (bonds secured by the full faith and credit of the issuer) and limited obligation bonds (or “Revenue Bonds”). All municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Additionally, certain municipal securities may be issued by entities with limited taxing authority, which could limit or prevent tax increases necessary to make continued payments of principal and interest.
Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. There is also the risk that corruption may negatively affect municipal issuers, including corruption related to a particular project from which payments on a security are derived, resulting in delays and cost overruns.
There may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities. As a result, municipal securities may be more difficult for the Fund to value accurately than the securities of public companies. Municipal securities may also be harder to buy and sell compared to taxable bonds and non-municipal securities, especially on short notice. Because the Fund invests a significant portion of its portfolio in municipal securities, the Fund’s portfolio is subject to greater exposure to illiquidity risk than a fund that invests in comparable taxable bonds or non-municipal securities.
The Fund and BFA will rely on the opinion of issuers’ bond counsel on the tax-exempt status of interest on municipal bonds. Neither the Fund nor BFA will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect, potentially resulting in the Fund and its shareholders being subject to substantial tax liabilities. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.
12

Revenue Bonds are backed by current or anticipated revenues from a specific project or specific assets and can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues from the project or the assets. Additionally, the market values of Revenue Bonds may decline in times of higher inflation to the extent that revenues are fixed income streams. In other instances, the prices that an issuer is able to charge users of its assets may be linked to inflation, whether by government regulation, contractual arrangement or other factors. Rising interest rates could result in higher costs of capital for certain issuers, which could negatively impact their ability to meet payment obligations. In this case, changes in the rate of inflation may affect the issuer’s revenues. Because many municipal securities are issued to finance projects, such as those related to education, health care, housing, transportation, utilities, and water and sewer, conditions in one or more of these sectors can affect the overall municipal market. Adverse conditions and developments affecting a particular project can result in lower revenues to an issuer of the municipal securities and, by extension, adversely affect payments of principal and interest on, or the market value of, such securities.
Additionally, certain municipal securities are issued by entities dependent on revenue from a particular sector and thus are subject to the specific risks associated with that sector.
Risk of Investing in Infrastructure-Related Municipal Securities. Entities that issue municipal securities related to infrastructure (“infrastructure issuers”) may be subject to a variety of factors that could adversely affect their capacity to make principal and interest payments, such as high interest costs in connection with capital construction programs, high degrees of leverage, costs associated with governmental, environmental and other regulations, the effects of economic slowdowns, increased competition from other providers of services, uncertainties concerning costs, the level of government spending on infrastructure projects, and other factors. Such issuers may be adversely affected by commodity price volatility, changes in exchange rates, import controls, depletion of resources, technological developments, and labor relations. Infrastructure issuers can be significantly affected by government spending policies.
Leverage Risk. Infrastructure issuers can be highly indebted, which increases investment risk and other risks normally associated with debt financing, which could adversely affect such an issuer’s operations and the market value of related municipal securities in periods of rising interest rates.
Operations Risk. The failure of an infrastructure issuer to carry adequate insurance or to operate its assets appropriately could lead to significant losses. Infrastructure may be adversely affected by environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts.
Regulatory Risk. Infrastructure projects may be subject to significant regulation by various governmental authorities and also may be affected by regulation of rates charged to customers, service interruption due to environmental, operational or other events, the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
13

Strategic Asset Risk. Infrastructure issuers may control significant strategic assets (e.g., major pipelines or highways), which are assets that have a national or regional profile, and may have monopolistic characteristics. Given their national or regional profile or irreplaceable nature, strategic assets could generate additional risk not common in other industry sectors and they may be targeted for terrorist acts or adverse political actions.
User Risk. Infrastructure issuers can be dependent upon a narrow user base. If these users do not patronize infrastructure projects as expected, significant revenues could be lost and may not be replaceable, in which case infrastructure issuers may fail to pay their obligations.
Risk of Investing in Municipal Securities Issued By School Districts. School districts rely, in part, on funding appropriations from, among others, the federal government and state governments. As a result, municipal securities issued by school districts may be adversely affected by political and economic changes at the state or federal levels, such as decreased tax or other revenues, spending reductions or changes in appropriations. Municipal securities that are issued to finance a particular school district project often depend on revenues from ad valorem taxes (i.e., property taxes) to make principal and interest payments. Investors in these securities, similar to investors in municipal securities generally, face heightened risk of loss upon insolvency of the school district issuers because there is often no ready source of funding to pay principal and interest other than the local tax base, which a bankruptcy court or administrator does not control.
Risk of Investing in Transportation Infrastructure-Related Municipal Securities. The transportation infrastructure industry may be adversely affected by economic changes, increases in fuel and other operating costs, labor relations, insurance costs, and, in many jurisdictions, the effects of regulatory changes or other government decisions. Municipal securities that are issued to finance a particular transportation project (e.g., toll roads) often depend on revenues from that project to make principal and interest payments.
Risk of Investing in Utility-Related Municipal Securities. Certain municipal securities are issued by public bodies, including state and municipal utility authorities, to, among other things, finance the operation or expansion of utility entities. Various future economic and other conditions may adversely affect utility entities, including inflation, increases in financing requirements, increases in raw material costs and other operating costs, changes in demand for services and the effects of environmental and other governmental regulations. Certain utilities are subject to specific risks. For example, gas utilities are subject to risks of supply conditions and increased competition from other providers of utility services. In addition, gas utilities are affected by gas prices, which may be magnified to the extent that a gas utility enters into long-term contracts for the purchase or sale of gas at a fixed price, since such prices may change significantly and to the disadvantage of the gas utility.
Not a Money Market Fund. The Fund is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal circumstances, the Fund’s investments may be more susceptible than a money market fund is to credit
14

risk, interest rate risk, valuation risk and other risks relevant to the Fund’s investments. The Fund does not seek to maintain a stable net asset value of $1.00 per share.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Prepayment Risk. During periods of falling interest rates, issuers of certain debt obligations may repay principal prior to the security’s maturity, which may cause the Fund to have to reinvest in securities with lower yields or higher risk of default, resulting in a decline in the Fund’s income or return potential. Also, if a security subject to prepayment had been purchased at a premium, the value of the premium would be lost in the event of prepayment.
Privately Issued Securities Risk. The Fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S under the 1933 Act. Privately issued securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a privately issued security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and its value may decline as a result.
Repurchase Agreement Risk. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires a security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price. If the seller defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may lose money.
Risk of Investing in the U.S. A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse
15

effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as on the value of certain securities. In addition, a continued rise in the U.S. public debt level or the imposition of U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the Fund has exposure.
The U.S. has developed increasingly strained relations with a number of foreign countries. If relations with certain countries continue to worsen, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord. If this trend were to continue, it may have an adverse impact on the U.S. economy and many of the issuers in which the Fund invests.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. BlackRock Institutional Trust Company, N.A. (“BTC”), the Fund's securities lending agent, will take into account the tax impact to shareholders of substitute payments for dividends when managing the Fund's securities lending program.
Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund's valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. Because non-U.S. exchanges may be open on days when the Fund does not price its shares, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators that are now in effect require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities
16

lending agreements. The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to the Fund.
Commercial Mortgage-Backed Securities Risk. The CMBS in which the Fund invests may be issued by entities, such as banks, mortgage lenders or other institutions. These entities are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.
CMBS depend on cash flows generated by underlying commercial real-estate loans, receivables or other assets, and can be significantly affected by changes in interest rates, the availability of information concerning the underlying assets and their structure, and the creditworthiness of the originators of the underlying assets.
Due to the nature of the loans they represent, CMBS are subject to a greater degree of prepayment and extension risk than many other forms of fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain CMBS. Certain CMBS are issued in several classes with different levels of yield and credit protection. The Fund’s investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit, prepayment and extension risks.
In addition, the value of CMBS may be adversely affected by regulatory or tax changes. CMBS issued by non-government entities may offer higher yields than those issued by government entities, but also may be subject to greater volatility than government issues. In the recent past, the market for CMBS has experienced volatility and reduced liquidity.
Communication Services Sector Risk. The communication services sector consists of both companies in the telecommunication services industry as well as those in the media and entertainment industry. Examples of companies in the telecommunication services industry group include providers of fiber-optic, fixed-line, cellular and wireless telecommunications networks. Companies in the media and entertainment industry group encompass a variety of services and products including television broadcasting, gaming products, social media, networking platforms, online classifieds, online review websites, and Internet search engines. Companies in the communication services sector may be affected by industry competition, substantial capital requirements, government regulation, and obsolescence of communications products and services due to technological advancement. Fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company's profitability. In addition, while all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
17

The communication services sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of communications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. The communications services industry can also be significantly affected by intense competition for market share, including competition with alternative technologies such as wireless communications, product compatibility and standardization, consumer preferences, rapid product obsolescence, research and development of new products, lack of standardization or compatibility with existing technologies, and a dependency on patent and copyright protections. Companies in the communication services sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain communications companies obsolete.
Telecommunications providers with exposure to the U.S. are generally required to obtain franchises or licenses in order to provide services in a given location. Licensing and franchise rights in the telecommunications sector are limited, which may provide an advantage to certain participants. Limited availability of such rights, high barriers to market entry and regulatory oversight, among other factors, have led to consolidation of companies within the sector, which could lead to further regulation or other negative effects in the future. Telecommunication providers investing in non-U.S. countries may be subject to similar risks. Additional risks include those related to competitive challenges in the U.S. from non-U.S. competitors engaged in strategic joint ventures with U.S. companies and in non-U.S. markets from both U.S. and non-U.S. competitors.
Companies in the media and entertainment industries can be significantly affected by several factors, including competition, particularly in formulation of products and services using new technologies, cyclicality of revenues and earnings, a potential decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, and the potential increase in government regulation. Companies in the media and entertainment industries may become obsolete quickly. Advertising spending can be an important revenue source for media and entertainment companies. During economic downturns advertising spending typically decreases and, as a result, media and entertainment companies tend to generate less revenue.
Consumer Cyclical Industry Risk. The success of consumer cyclical companies is tied closely to the performance of domestic and international economies, exchange rates, interest rates, competition, consumer confidence, changes in demographics and preferences. Companies in the consumer cyclical industry sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
18

Consumer Staples Sector Risk. Companies in the consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and changes in the global economy, consumer spending and consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. Companies in the consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
Energy Sector Risk. The success of companies in the energy sector may be cyclical and highly dependent on energy prices. The market value of securities issued by companies in the energy sector may decline for the following reasons, among others: changes in the levels and volatility of global energy prices, energy supply and demand, and capital expenditures on exploration and production of energy sources; exchange rates, interest rates, economic conditions, and tax treatment; and energy conservation efforts, increased competition and technological advances. Companies in this sector may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the earnings of these companies. A significant portion of the revenues of these companies may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this sector. Energy companies may also operate in, or engage in, transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife or natural disasters. Any such event could have serious consequences for the general population of the affected area and could have an adverse impact on the Fund’s portfolio and the performance of the Fund. Energy companies can be significantly affected by the supply of, and demand for, specific products (e.g., oil and natural gas) and services, exploration and production spending, government subsidization, world events and general economic conditions. Energy companies may have relatively high levels of debt and may be more likely than other companies to restructure their businesses if there are downturns in energy markets or in the global economy.
European Economic Risk. The Economic and Monetary Union (the “eurozone”) of the European Union (the “EU”) requires compliance by member states that are members of the eurozone with restrictions on inflation rates, deficits, interest rates and debt levels, as well as fiscal and monetary controls, each of which may significantly affect every country in Europe, including those countries that are not members of the eurozone. Changes in imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of eurozone countries), the default or threat of default by an EU member state on its sovereign debt and/or an economic recession in an EU member state may have a significant adverse effect on the economies of other EU member states and their trading partners. The European financial markets have historically experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several
19

European countries, including, but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries.
Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The United Kingdom (the “U.K.”) will leave the European Union (“Brexit”) on January 31, 2020, subject to a transitional period ending December 31, 2020. During the transitional period, although the U.K. will no longer be a member state of the EU, it will remain subject to EU law and regulations as if it were still a member state. The U.K. and the EU are to negotiate the terms of their future trading relationship during the transitional period. Accordingly, the terms of such trading relationship remain uncertain. The outcome of such negotiations may give rise to significant uncertainties and instability in the financial markets as the U.K. negotiates the terms of its future relationship with the EU. The Fund will face risks associated with the potential uncertainty and consequences leading up to and that may follow Brexit, including with respect to volatility in exchange rates and interest rates. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit has also led to legal uncertainty and could lead to politically divergent national laws and regulations as a new relationship between the U.K. and EU is defined and the U.K. determines which EU laws to replace or replicate. Any of these effects of Brexit could adversely affect any of the companies to which the Fund has exposure and any other assets in which the Fund invests. The political, economic and legal consequences of Brexit are not yet known. In the short term, financial markets may experience heightened volatility, particularly those in the U.K. and Europe, but possibly worldwide. The U.K. and Europe may be less stable than they have been in recent years, and investments in the U.K. and the EU may be difficult to value, or subject to greater or more frequent rises and falls in value. In the longer term, there is likely to be a period of significant political, regulatory and commercial uncertainty as the U.K. seeks to negotiate the terms of its future trading relationships.
Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, as well as governmental or other responses to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments of EU countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe could also impact financial markets. The impact of these events is
20

not clear but could be significant and far-reaching and could adversely affect the value and liquidity of the Fund's investments.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, uncertainties of transnational litigation, and potential restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by non-U.S. issuers held by the Fund. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Unfavorable political, economic or governmental developments in non-U.S. countries could affect the payment of a security’s principal and interest. Securities issued by non-U.S. issuers may also be less liquid than, and more difficult to value than, securities of U.S. issuers. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
Risk of Investing in Developed Countries. Investment in developed country issuers may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector) as the primary means of economic growth. A prolonged slowdown in one or more services sectors is likely to have a negative impact on economies of certain developed countries, although economies of individual developed countries can be impacted by slowdowns in other sectors. In the past, certain developed countries have been targets of terrorism, and some geographic areas in which the Fund invests have experienced strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the financial markets in these countries or geographic areas and may adversely affect the performance of the issuers to which the Fund has exposure. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. The capacity of the Fund to make investments in certain securities may be affected by the relevant threshold limits, and
21

such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings.
For example, in certain circumstances where the Fund invests in securities issued by companies that operate in certain regulated industries or in certain emerging or international markets, is subject to corporate or regulatory ownership restrictions, or invests in certain futures or other derivative transactions, there may be limits on the aggregate and/or fund-level amount invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's SAI. The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust). The Fund may also pay “Acquired Fund Fees and Expenses.”
For its investment advisory services to the Fund, BFA is paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at the annual rate of 0.25%. BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
22

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). As of December 31, 2019, BFA and its affiliates provided investment advisory services for assets in excess of $7.43 trillion. BFA and its affiliates trade and invest for their own accounts in the types of securities in which the Fund may also invest.
A discussion regarding the basis for the approval by the Board of the Investment Advisory Agreement with BFA is available in the Fund's Annual report for the period ended October 31.
From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.
Portfolio Managers. Thomas Musmanno is primarily responsible for the day-to-day management of the Fund. In managing the Fund, Mr. Musmanno consults regularly with Scott Radell (together with Mr. Musmanno, the “Portfolio Managers”). Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, developing and implementing the Fund’s investment process and investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities. The following information provides additional information about each portfolio manager and member of the iShares Global Investment Research Team.
Thomas Musmanno has been a Managing Director of BFA since 2010. Prior to that, Mr. Musmanno was Director of BFA from 2006 to 2009 and Director of Merrill Lynch Investment Managers, L.P. from 2004 to 2006. Mr. Musmanno has been a Portfolio Manager of the Fund since 2013.
Scott Radell has been employed by BFA or its affiliates as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at Barclays Global Fund Advisors in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2013.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), The PNC Financial Services Group, Inc. (which, through a subsidiary, has a significant economic interest
23

in BlackRock) and its subsidiaries (each with The PNC Financial Services Group, Inc., an “Entity” and collectively, the “Entities”), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA, its Affiliates and the Entities provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA, its Affiliates and the Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates or Entities act, or may act, as an investor, investment banker, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, market maker, trader, prime broker, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which an Affiliate or an Entity performs or seeks to perform investment banking or other services. Specifically, the Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate or an Entity has developed or is trying to develop investment banking relationships or in which an Affiliate or an Entity has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate or an Entity provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate or an Entity provides or may in the future provide research coverage. An Affiliate or an Entity may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also invest in sovereign issuers that are advised by an Affiliate with respect to their debt offerings. The Fund may also make brokerage and other payments to Entities in connection with the Fund's portfolio investment transactions. BFA or one or more Affiliates or Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates or Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate or an Entity having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
24

Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or an Entity or its or their directors, officers or employees or other clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA, its Affiliates or Entities may adversely impact the Fund. Transactions by one or more clients or by BFA, its Affiliates or Entities or their directors, officers or employees, may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to BFA, one or more Affiliates or Entities and/or their internal policies designed to comply with such restrictions.
Under a securities lending program approved by the Board, the Fund has retained BTC, an Affiliate of BFA, to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the securities lending agent will receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates or Entities may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.
The activities of BFA, its Affiliates and Entities and their respective directors, officers or employees, may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment
25

for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “NEAR.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is Cboe BZX Exchange, Inc. (“Cboe BZX”).
Section 12(d)(1) of the 1940 Act restricts investments by investment companies, including foreign investment companies, in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
26

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (i) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers and (ii) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board.
The Fund values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund's approved independent third-party pricing services, each in accordance with valuation policies and procedures approved by the Board. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at lower prices than institutional round lots. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines in good faith that such method does not represent fair value.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
27

When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the closing market price of one or more assets or liabilities held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in the local markets or in related or highly correlated assets (e.g., American Depositary Receipts, Global Depositary Receipts or substantially identical ETFs) on a trading day after the close of non-U.S. securities markets may be fair valued.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains
28

will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. Distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
If your Fund shares are loaned out pursuant to a securities lending arrangement, you may lose the ability to use foreign tax credits passed through by the Fund.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Dividends, interest and capital gains earned by the Fund with respect to securities issued by non-U.S. issuers may give rise to withholding, capital gains and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of non-U.S. stocks or securities (generally, for this purpose, depositary receipts, no matter where traded, of non-U.S. companies are treated as “non-U.S.”), generally the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you
29

would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
For purposes of foreign tax credits for U.S. shareholders of the Fund, foreign capital gains taxes may not produce associated foreign source income, limiting the availability of such credits for U.S. persons.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
30

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's distributor, BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a specified amount of cash in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a specified amount of cash and/or a designated portfolio of securities (including any portion of such securities for which cash may be substituted). Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund will accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the
31

procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
32

Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 1 University Square Drive, Princeton, NJ 08540.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
33

Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)
	iShares Short Maturity Bond ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16	Year Ended 10/31/15
Net asset value, beginning of year	$ 50.12	$ 50.25	$ 50.17	$ 50.04	$ 50.15
Net investment income(a)	1.37	1.11	0.74	0.50	0.44
Net realized and unrealized gain (loss)(b)	0.21	(0.23)	0.04	0.14	(0.13)
Net increase from investment operations	1.58	0.88	0.78	0.64	0.31
Distributions (c)
From net investment income	(1.34)	(1.01)	(0.70)	(0.51)	(0.42)
Total distributions	(1.34)	(1.01)	(0.70)	(0.51)	(0.42)
Net asset value, end of year	$ 50.36	$ 50.12	$ 50.25	$ 50.17	$ 50.04
Total Return
Based on net asset value	3.19%	1.78%	1.57%	1.28%	0.62%
Ratios to Average Net Assets
Total expenses	0.25%	0.25%	0.25%	0.25%	0.25%
Net investment income	2.73%	2.21%	1.47%	1.01%	0.87%
Supplemental Data
Net assets, end of year (000)	$6,260,259	$4,981,818	$2,909,738	$2,021,893	$1,781,306
Portfolio turnover rate(d)	58% (e)	48%	56%	79%	23%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Portfolio turnover rate excludes in-kind transactions.
(e) Portfolio turnover rate includes to-be-announced (TBA) transactions.
34

Disclaimers
Shares of the Fund are not sponsored, endorsed or promoted by Cboe BZX. Cboe BZX makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to achieve its investment objective. Cboe BZX is not responsible for, nor has it participated in, the determination of the Fund's investments, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. Cboe BZX has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
Without limiting any of the foregoing, in no event shall Cboe BZX have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
35

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Want to know more?
iShares.com     |    1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2020 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK® are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-22649
IS-P-NEAR-0820

February 28, 2020
(as revised August 17, 2020)

2020 Prospectus
iShares U.S. ETF Trust
•	iShares Short Maturity Municipal Bond ETF | MEAR | CBOE BZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.
You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.
The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.
i

[THIS PAGE INTENTIONALLY LEFT BLANK]

iSHARES® SHORT MATURITY
MUNICIPAL BOND ETF
Ticker: MEAR	Stock Exchange: Cboe BZX
Investment Objective
The iShares Short Maturity Municipal Bond ETF (the “Fund”) seeks to maximize tax-free current income.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares U.S. ETF Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
0.25%	None	0.00%	0.25%

1 The amount rounded to 0.00%.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$26	$80	$141	$318
S-1

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 170% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in municipal securities such that the interest on each bond is exempt from U.S. federal income taxes and the federal alternative minimum tax (“AMT”). Under normal circumstances, the Fund primarily invests in U.S. dollar-denominated investment-grade short-term fixed- and floating-rate municipal securities with remaining maturities of five years or less, such as municipal bonds, municipal notes and variable rate demand obligations, as well as money market instruments and registered investment companies. Investment-grade securities are rated BBB- or higher by S&P Global Ratings and/or Fitch Ratings, Inc. (“Fitch”), or Baa3 or higher by Moody’s Investors Service, Inc. (“Moody's”), or, if unrated, determined by the Fund's management team to be of equivalent quality. Municipal bonds include debt obligations issued by or on behalf of a governmental entity or other qualifying issuer that pay interest that is, in the opinion of bond counsel to the issuer at the time of issuance, generally excludable from gross income for U.S. federal income tax purposes. The Fund may invest up to 20% of its net assets in municipal securities that pay interest that is subject to the federal AMT. Issuers may be states, territories and possessions of the U.S., including the District of Columbia, and their political subdivisions, agencies and instrumentalities. BFA or its affiliates may advise the money market funds and investment companies in which the Fund may invest.
Under normal circumstances, the effective duration of the Fund's portfolio is expected to be 1.2 years or less, as calculated by the Fund's management team, and it is not expected to exceed 1.5 years. Effective duration is a measure of the Fund’s price sensitivity to changes in yields or interest rates; however, investors should be aware that effective duration is not an exact measurement and may not reliably predict a particular security’s price sensitivity to changes in yield or interest rates.
Under normal circumstances, the Fund will also seek to maintain a weighted average maturity that is less than three years. Weighted average maturity is a U.S. dollar-weighted average of the remaining term to maturity of the underlying securities in the Fund’s portfolio. For the purposes of determining the Fund’s weighted average maturity, a security’s final maturity date, or for amortizing securities such as asset-backed and mortgage-backed securities, its weighted average life, will be used for calculation purposes.
The Fund is an actively managed exchange-traded fund (“ETF”) that does
S-2

not seek to replicate the performance of a specified index. The Fund may have a higher degree of portfolio turnover than funds that seek to replicate the performance of an index.
The Fund is not a money market fund and does not seek to maintain a stable net asset value of $1.00 per share. Please see the Fund’s Statement of Additional Information (“SAI”) for further information.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Unlike many ETFs, the Fund is not an index-based ETF. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Class Risk. Securities and other assets in the Fund's portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.
Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in the Creations and Redemptions section of this prospectus (the “Prospectus”)) may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund's income, or in securities with greater risks or with other less favorable features.
Cash Management Risk. If a significant amount of the Fund’s assets are invested in cash and cash equivalents, it will be more difficult for the Fund to achieve its investment objective. The Fund may underperform other funds that do not similarly invest in cash and cash equivalents for investment purposes and/or to collateralize derivative instruments.
Cash Transactions Risk. The Fund may effect part or all of its creations and redemptions for cash, rather than in-kind securities. As a result, the Fund may have to sell portfolio securities at inopportune times in order to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at wider
S-3

bid-ask spreads or greater premiums or discounts to the Fund’s NAV.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer's or counterparty's financial condition and on the terms of an obligation.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, the Fund's adviser, distributor, and other service providers (including the benchmark provider), market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.
Floating Rate Notes Risk. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their coupon rates do not reset as high, or as quickly, as comparable market interest rates, and generally carry lower yields than fixed notes of the same maturity. Although floating rate notes are less sensitive to interest rate risk than fixed-rate securities, they are subject to credit risk and default risk, which could impair their value.
High Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (considered by the Fund to mean higher than 100% annually) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities.
Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. During periods of market
S-4

volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.
Income Risk. The Fund’s income may decline when interest rates fall because the Fund may hold a significant portion of short duration securities and/or securities that have floating or variable interest rates. The Fund’s income may decline because the Fund invests in lower yielding bonds, and as the bonds in its portfolio mature, are near maturity or are called, the Fund needs to purchase additional bonds.
Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic impacts. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. These events will have an impact on the Fund and its investments and could impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s NAV. Other infectious illness outbreaks in the future may result in similar impacts.
Interest Rate Risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very low, or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. An increase in interest rates will generally cause the value of securities held by the Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments, including those held by the Fund. The historically low interest rate environment heightens the risks associated with rising interest rates.
Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure.The Fund may be adversely affected if an issuer of underlying securities held by the Fund is unable or unwilling to repay principal or interest when due. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Management Risk. The Fund is subject to management risk, which is the risk that the investment process, techniques and risk analyses applied by BFA will not produce the desired results, and that securities selected by BFA may underperform the market or any relevant benchmark. In addition, legislative, regulatory, or tax developments may affect the
S-5

investment techniques available to BFA in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Unlike some ETFs that track specific indexes, the Fund does not seek to replicate the performance of a specified index. Index-based ETFs have generally traded at prices that closely correspond to NAV. However, ETFs that do not seek to replicate the performance of a specified index have a limited trading history and, therefore, there can be no assurance as to whether, and/or the extent to which, the Fund's shares will trade at premiums or discounts to NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Municipal Securities Risk. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the inability to collect revenues from such projects or assets. Certain municipal securities are issued by entities with limited taxing authority such as school districts, or dependent on revenue from a particular sector or industry, such as the utilities sector, infrastructure sector, or transportation industry.
Not a Money Market Fund. The Fund is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal circumstances, the Fund’s investments may be more susceptible than a money market fund is to credit risk, interest rate risk, valuation risk and other risks relevant to the Fund’s investments. The Fund does not seek to maintain a stable net asset value of $1.00 per share.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be
S-6

inadequate to address significant operational risks.
Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Tax Risk. There is no guarantee that the Fund's income will be exempt from U.S. federal income taxes, the federal AMT or the federal Medicare contribution tax of 3.8% on “net investment income.”
Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund's valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other assets in the Fund's portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund's shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
S-7

Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section of the Prospectus. If BFA had not waived certain Fund fees during certain periods, the Fund's returns would have been lower.
Year by Year Returns (Years Ended December 31)
The best calendar quarter return during the periods shown above was 0.60% in the 1st quarter of 2019; the worst was -0.17% in the 4th quarter of 2017.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
S-8

Average Annual Total Returns
(for the periods ended December 31, 2019)
	One Year	Since Fund Inception
(Inception Date: 3/3/2015)
Return Before Taxes	2.03%	1.14%
Return After Taxes on Distributions[1]	2.03%	1.14%
Return After Taxes on Distributions and Sale of Fund Shares[1]	1.85%	1.13%
Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index[2] (Index returns do not reflect deductions for fees, expenses, or taxes)	2.46%	1.20%

[1]	After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
[2]	The Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index is an unmanaged index comprised of national municipal bond issues having a maturity of at least one year and less than two years.
S-9

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. Scott Radell, Kristi Manidis and Kevin A. Schiatta (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Radell has been a Portfolio Manager of the Fund since 2015. Ms. Manidis and Mr. Schiatta have been Portfolio Managers of the Fund since 2019.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions primarily from net tax-exempt income (but not necessarily free from federal AMT), although distributions of taxable capital gains may also occur. The Fund is generally not an appropriate investment for a 401(k) plan or an IRA. Please consult your personal tax advisor.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
S-10

More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified index. Accordingly, the management team has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective.
ETFs are funds that trade like other publicly-traded securities. Similar to shares of a mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.
Additional Information on the Investment Strategies. The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in municipal securities such that the interest on each bond is exempt from U.S. federal income taxes and the federal AMT. The Fund’s 80% investment policy may be changed by the Fund’s Board of Trustees (the “Board”) upon 60 days’ notice to shareholders.
Under normal circumstances, the Fund primarily invests in U.S. dollar-denominated investment-grade short-term fixed- and floating-rate municipal securities with remaining maturities of five years or less such as municipal bonds, municipal notes and variable rate demand obligations, as well as money market instruments and registered investment companies. Investment-grade securities are rated BBB- or higher by S&P Global Ratings and/or Fitch, or Baa3 or higher by Moody’s, or, if unrated, determined by the management team to be of equivalent quality. Municipal bonds include debt obligations issued by or on behalf of a governmental entity or other qualifying issuer that pay interest that is, in the opinion of bond counsel to the issuer at the time of issuance, generally excludable from gross income for U.S. federal income tax purposes. The Fund may invest up to 20% of its net assets in municipal securities that pay interest that is subject to the federal AMT. Issuers may be states, territories and possessions of the U.S., including the District of Columbia, and their political subdivisions, agencies and instrumentalities. BFA or its affiliates may advise the money market funds and investment companies in which the Fund may invest.
1

Under normal circumstances, the effective duration of the Fund’s portfolio is expected to be 1.2 years or less, as calculated by the management team, and it is not expected to exceed 1.5 years. Effective duration is a measure of the Fund’s price sensitivity to changes in yields or interest rates; however, investors should be aware that effective duration is not an exact measurement and may not reliably predict a particular security’s price sensitivity to changes in yield or interest rates.
Under normal circumstances, the Fund will also seek to maintain a weighted average maturity that is less than three years. Weighted average maturity is a U.S. dollar-weighted average of the remaining term to maturity of the underlying securities in the Fund’s portfolio. For the purposes of determining the Fund’s weighted average maturity, a security’s final maturity date, or for amortizing securities such as asset-backed and mortgage-backed securities, its weighted average life, will be used for calculation purposes.
The Fund may, to a limited extent, engage in derivatives transactions that include interest rate futures.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
Investment Process. The management team evaluates portfolio construction, municipal security selection, and trade execution on an ongoing basis. The investment approach represents a collaboration between the Liquidity Portfolio Team and Municipal Credit Research Team. The Municipal Credit Research Team will provide credit oversight and research, and will independently rate each security in the investment universe with a BlackRock equivalent rating. The Liquidity Portfolio Team will use these credit ratings in conjunction with the following factors to manage the portfolio:
■	Credit Quality of Issuers — based on bond ratings and other factors, including economic and financial conditions.
■	Yield Analysis — takes into account factors such as the different yields available on different types of obligations and the shape of the yield curve (longer-term obligations typically have higher yields).
■	Maturity Analysis — the weighted average maturity of the portfolio will be maintained within a desirable range as determined from time to time. Factors considered include portfolio activity, maturity of the supply of available bonds and the shape of the yield curve. Maturity of a debt security refers to the date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security. The securities to be selected will have remaining maturities of up to five years, calculated off the put dates.
In certain situations or market conditions, the Fund may temporarily depart from its normal investment process, provided that such departure is, in the opinion of the management team, consistent with the Fund’s investment objective and in the best interests of the Fund. For example, the Fund may hold a higher than normal proportion of its assets in cash in response to adverse market, economic or political conditions.
2

The management team uses an internal model for calculating duration, which may result in a different value of duration than if duration was calculated by a third party.
A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Class Risk. The securities and other assets in the Fund’s portfolio may underperform in comparison to other securities or indexes that track other issuers, countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities may experience cycles of outperformance and underperformance in comparison to the general financial markets. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.
Cash Management Risk. To the extent the Fund holds cash, the Fund will earn reduced income (if any) on the cash and will be subject to the credit risk of the depository institution holding the cash and any fees imposed on large cash balances. If a significant amount of the Fund’s assets are invested in cash and cash equivalents, it will be more difficult for the Fund to achieve its investment objective. The Fund may underperform other funds that do not similarly invest in cash and cash equivalents for investment purposes and/or to collateralize derivative instruments.
Cash Transactions Risk. The Fund may effect part or all of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a
3

redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. As a practical matter, only institutions and large investors, such as market makers or other large broker dealers, create or redeem shares directly through the Fund. Most investors will buy and sell shares of the Fund on an exchange through a broker-dealer. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, representing a particular country, group of countries, region, market, industry, group of industries, sector or asset class. The Fund may be more adversely affected by the underperformance of those securities and/or other assets, may experience increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those securities and/or other assets than a fund that does not concentrate its investments.
Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt instrument or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments when due or otherwise honor its obligations. There are varying degrees of credit risk, depending on an issuer’s or counterparty’s financial condition and on the terms of an obligation, which may be reflected in the issuer’s or counterparty’s credit rating. There is the chance that the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), or that the market’s perception of an issuer’s creditworthiness may worsen, potentially reducing the Fund’s income level or share price.
Cybersecurity Risk. With the increased use of technologies such as the internet to conduct business, the Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on
4

websites (i.e., efforts to make network services unavailable to intended users). Recently, geopolitical tensions may have increased the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity failures by or breaches of the systems of the Fund’s adviser, distributor and other service providers (including, but not limited to, index and benchmark providers, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyberattacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful or that cyberattacks will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or Authorized Participants. The Fund and its shareholders could be negatively impacted as a result.
Floating Rate Notes Risk. The issuance of floating rate obligations by the U.S. Treasury is new and a deep and liquid market has not yet developed for these instruments, and the market remains untested. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction in income received from floating rate securities held by the Fund and may adversely affect the value of the Fund’s shares. Generally, floating rate securities carry lower yields than fixed notes of the same maturity. The interest rate for a floating rate note resets or adjusts periodically by reference to a benchmark interest rate. The impact of interest rate changes on floating rate investments is typically mitigated by the periodic interest rate reset of the investments. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Floating rate notes generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such loans. Benchmark interest rates, such as the London Interbank Offered Rate, may not accurately track market interest rates.
5

Although floating rate notes are less sensitive to interest rate risk than fixed-rate securities, they are subject to credit risk and default risk, which could impair their value.
High Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (considered by the Fund to mean higher than 100% annually) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of the Fund’s portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies, such as index-based ETFs. These effects of higher than normal portfolio turnover may adversely affect Fund performance.
Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments or the lack of an active market for such securities or instruments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. Illiquid investments may be harder to value, especially in changing markets. If the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.
Income Risk. The Fund’s income may decline if interest rates fall because the Fund may hold a significant portion of short duration securities and/or securities that have floating or variable interest rates. The Fund’s income may decline because the Fund invests in lower yielding bonds as bonds in its portfolio mature, are near maturity or are called, or when the Fund needs to purchase additional bonds.
6

Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus that was first detected in December 2019 has spread globally. The impact of this outbreak has adversely affected the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. The duration of the outbreak and its effects cannot be predicted with certainty. Any market or economic disruption can be expected to result in elevated tracking error and increased premiums or discounts to the Fund’s NAV.
■	General Impact. This outbreak has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, temporary closures of stores, restaurants and other commercial establishments, layoffs, defaults and other significant economic impacts, as well as general concern and uncertainty.
■	Market Volatility. The outbreak has also resulted in extreme volatility, severe losses, and disruptions in markets which can adversely impact the Fund and its investments, including impairing hedging activity to the extent a Fund engages in such activity, as expected correlations between related markets or instruments may no longer apply. In addition, to the extent the Fund invests in short-term instruments that have negative yields, the Fund’s value may be impaired as a result. Certain issuers of equity securities have cancelled or announced the suspension of dividends. The outbreak has, and may continue to, negatively affect the credit ratings of some fixed income securities and their issuers.
■	Market Closures. Certain local markets have been or may be subject to closures, and there can be no assurance that trading will continue in any local markets in which the Fund may invest, when any resumption of trading will occur or, once such markets resume trading, whether they will face further closures. Any suspension of trading in markets in which the Fund invests will have an impact on the Fund and its investments and will impact the Fund’s ability to purchase or sell securities in such markets.
■	Operational Risk. The outbreak could also impair the information technology and other operational systems upon which the Fund’s service providers, including BFA, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform critical tasks relating to the Fund, for example, due to the service providers’ employees performing tasks in alternate locations than under normal operating conditions or the illness of certain employees of the Fund’s service providers.
■	Governmental Interventions. Governmental and quasi-governmental authorities and regulators throughout the world have responded to the outbreak and the resulting economic disruptions with a variety of fiscal and monetary policy changes, including direct capital infusions into companies and other issuers, new monetary policy tools, and lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of such policies, is likely to increase market volatility, which could adversely affect the Fund’s investments.
7

■	Pre-Existing Conditions. Public health crises caused by the outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally.
Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects.
Interest Rate Risk. As interest rates rise, the value of the fixed-income securities or other instruments held by the Fund is likely to decrease. A measure investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund’s investments to decline significantly, which would adversely affect the value of the Fund. An increase in interest rates may lead to heightened volatility in the fixed-income markets and adversely affect certain fixed-income investments, including those held by the Fund. In addition, decreases in fixed income dealer market-making capacity may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets.
The historically low interest rate environment was created in part by the world’s major central banks keeping their overnight policy interest rates at, near or below zero percent and implementing monetary policy facilities, such as asset purchase programs, to anchor longer-term interest rates below historical levels. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Certain countries have recently experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are set at low levels and the market prices of portfolio securities have increased, the Fund may have a very low, or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. Central banks may increase their short-term policy rates or begin phasing out, or “tapering,” accommodative monetary policy facilities in the future. The timing, coordination, magnitude and effect of such policy changes on various markets is uncertain, and such changes in monetary policy may adversely affect the value of the Fund’s investments.
Issuer Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. The Fund may be adversely affected if an issuer of underlying securities held by the Fund is unable or unwilling to repay principal or interest when due. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline. An issuer may also be subject to risks associated with the countries, states and regions in which the issuer resides, invests, sells products, or otherwise conducts operations.
Management Risk. The Fund is subject to management risk because it does not seek to replicate the performance of a specified index. BFA and the portfolio managers will
8

utilize a proprietary investment process, techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. In addition, legislative, regulatory, or tax developments may affect the investment techniques available to BFA in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Market risk arises mainly from uncertainty about future values of financial instruments and may be influenced by price, currency and interest rate movements. It represents the potential loss the Fund may suffer through holding financial instruments in the face of market movements or uncertainty. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. During a general market downturn, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than are fixed-income securities with longer-term maturities. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.
Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained, and may otherwise be made available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or
9

discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund's shares fluctuates continuously throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund's portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility, including during periods of significant redemption requests or other unusual market conditions. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem Fund shares if there is a lack of an active market for such shares or its underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread”; that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread, which varies over time for shares of the Fund based on trading volume and market liquidity, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. In addition, increased market volatility may cause wider spreads. There may also be
10

regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Municipal Securities Risk. Municipal securities include both general obligation bonds (bonds secured by the full faith and credit of the issuer) and limited obligation bonds (or “Revenue Bonds”). All municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Additionally, certain municipal securities may be issued by entities with limited taxing authority, which could limit or prevent tax increases necessary to make continued payments of principal and interest.
Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. There is also the risk that corruption may negatively affect municipal issuers, including corruption related to a particular project from which payments on a security are derived, resulting in delays and cost overruns.
There may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities. As a result, municipal securities may be more difficult for the Fund to value accurately than the securities of public companies. Municipal securities may also be harder to buy and sell compared to taxable bonds and non-municipal securities, especially on short notice. Because the Fund invests a significant portion of its portfolio in municipal securities, the Fund’s portfolio is subject to greater exposure to illiquidity risk than a fund that invests in comparable taxable bonds or non-municipal securities.
The Fund and BFA will rely on the opinion of issuers’ bond counsel on the tax-exempt status of interest on municipal bonds. Neither the Fund nor BFA will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect, potentially resulting in the Fund and its shareholders being subject to substantial tax liabilities. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.
Revenue Bonds are backed by current or anticipated revenues from a specific project or specific assets and can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues from the project or the assets. Additionally, the market values of Revenue Bonds may decline in times of higher inflation to the extent that revenues are fixed income streams. In other instances, the prices that an issuer is able to charge users of its assets may be linked to inflation, whether by government regulation, contractual arrangement or other factors. Rising interest rates could result in higher costs of capital for certain issuers, which could negatively impact their ability to meet payment obligations. In this case, changes in the rate of inflation may affect the issuer’s revenues. Because many
11

municipal securities are issued to finance projects, such as those related to education, health care, housing, transportation, utilities, and water and sewer, conditions in one or more of these sectors can affect the overall municipal market. Adverse conditions and developments affecting a particular project can result in lower revenues to an issuer of the municipal securities and, by extension, adversely affect payments of principal and interest on, or the market value of, such securities.
Additionally, certain municipal securities are issued by entities dependent on revenue from a particular sector and thus are subject to the specific risks associated with that sector.
Risk of Investing in Infrastructure-Related Municipal Securities. Entities that issue municipal securities related to infrastructure (“infrastructure issuers”) may be subject to a variety of factors that could adversely affect their capacity to make principal and interest payments, such as high interest costs in connection with capital construction programs, high degrees of leverage, costs associated with governmental, environmental and other regulations, the effects of economic slowdowns, increased competition from other providers of services, uncertainties concerning costs, the level of government spending on infrastructure projects, and other factors. Such issuers may be adversely affected by commodity price volatility, changes in exchange rates, import controls, depletion of resources, technological developments, and labor relations. Infrastructure issuers can be significantly affected by government spending policies.
Leverage Risk. Infrastructure issuers can be highly indebted, which increases investment risk and other risks normally associated with debt financing, which could adversely affect such an issuer’s operations and the market value of related municipal securities in periods of rising interest rates.
Operations Risk. The failure of an infrastructure issuer to carry adequate insurance or to operate its assets appropriately could lead to significant losses. Infrastructure may be adversely affected by environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts.
Regulatory Risk. Infrastructure projects may be subject to significant regulation by various governmental authorities and also may be affected by regulation of rates charged to customers, service interruption due to environmental, operational or other events, the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
Strategic Asset Risk. Infrastructure issuers may control significant strategic assets (e.g., major pipelines or highways), which are assets that have a national or regional profile, and may have monopolistic characteristics. Given their national or regional profile or irreplaceable nature, strategic assets could generate additional risk not common in other industry sectors and they may be targeted for terrorist acts or adverse political actions.
User Risk. Infrastructure issuers can be dependent upon a narrow user base. If these users do not patronize infrastructure projects as expected, significant revenues could be lost and may not be replaceable, in which case infrastructure issuers may fail to pay their obligations.
12

Risk of Investing in Municipal Securities Issued By School Districts. School districts rely, in part, on funding appropriations from, among others, the federal government and state governments. As a result, municipal securities issued by school districts may be adversely affected by political and economic changes at the state or federal levels, such as decreased tax or other revenues, spending reductions or changes in appropriations. Municipal securities that are issued to finance a particular school district project often depend on revenues from ad valorem taxes (i.e., property taxes) to make principal and interest payments. Investors in these securities, similar to investors in municipal securities generally, face heightened risk of loss upon insolvency of the school district issuers because there is often no ready source of funding to pay principal and interest other than the local tax base, which a bankruptcy court or administrator does not control.
Risk of Investing in Transportation Infrastructure-Related Municipal Securities. The transportation infrastructure industry may be adversely affected by economic changes, increases in fuel and other operating costs, labor relations, insurance costs, and, in many jurisdictions, the effects of regulatory changes or other government decisions. Municipal securities that are issued to finance a particular transportation project (e.g., toll roads) often depend on revenues from that project to make principal and interest payments.
Risk of Investing in Utility-Related Municipal Securities. Certain municipal securities are issued by public bodies, including state and municipal utility authorities, to, among other things, finance the operation or expansion of utility entities. Various future economic and other conditions may adversely affect utility entities, including inflation, increases in financing requirements, increases in raw material costs and other operating costs, changes in demand for services and the effects of environmental and other governmental regulations. Certain utilities are subject to specific risks. For example, gas utilities are subject to risks of supply conditions and increased competition from other providers of utility services. In addition, gas utilities are affected by gas prices, which may be magnified to the extent that a gas utility enters into long-term contracts for the purchase or sale of gas at a fixed price, since such prices may change significantly and to the disadvantage of the gas utility.
Not a Money Market Fund. The Fund is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal circumstances, the Fund’s investments may be more susceptible than a money market fund is to credit risk, interest rate risk, valuation risk and other risks relevant to the Fund’s investments. The Fund does not seek to maintain a stable net asset value of $1.00 per share.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
13

Risk of Investing in the U.S. A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as on the value of certain securities. In addition, a continued rise in the U.S. public debt level or the imposition of U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the Fund has exposure.
The U.S. has developed increasingly strained relations with a number of foreign countries. If relations with certain countries continue to worsen, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord. If this trend were to continue, it may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.
Tax Risk. There is no guarantee that the Fund’s income will be exempt from U.S. federal income taxes, the federal AMT or the federal Medicare contribution tax of 3.8% on “net investment income.” BFA relies on the bond issuer’s prospectus disclosure of the opinion from its counsel as to the tax-exempt status of the investment. Neither BFA nor the Fund guarantees that this opinion is correct, and there is no assurance that the U.S. Internal Revenue Service (“IRS”) will agree with the bond issuer’s counsel’s tax opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with U.S. federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the security could decline significantly in value. BFA will generally seek to obtain bonds that pay interest that is exempt from U.S. federal income taxes, the federal AMT and the federal Medicare contribution tax. The interest on any money market instruments or other cash equivalents held by the Fund may be subject to the federal AMT or the federal Medicare contribution tax.
Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax, federal AMT or federal Medicare contribution tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. U.S. federal or state changes in income, federal AMT or federal Medicare contribution tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value. If the IRS determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable, even retroactively, and the securities could decline significantly in value.
Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund's valuation of the security or other asset, particularly
14

for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. Because non-U.S. exchanges may be open on days when the Fund does not price its shares, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares. In addition, for purposes of calculating the Fund's NAV, the value of assets denominated in non-U.S. currencies is converted into U.S. dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators that are now in effect require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to the Fund.
Privately Issued Securities Risk. The Fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Privately issued securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a
15

privately issued security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and its value may decline as a result.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. The capacity of the Fund to make investments in certain securities may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings.
For example, in certain circumstances where the Fund invests in securities issued by companies that operate in certain regulated industries or in certain emerging or international markets, is subject to corporate or regulatory ownership restrictions, or invests in certain futures or other derivative transactions, there may be limits on the aggregate and/or fund-level amount invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's SAI. The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust).
16

For its investment advisory services to the Fund, BFA is paid a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at the annual rate of 0.25%. BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). As of December 31, 2019, BFA and its affiliates provided investment advisory services for assets in excess of $7.43 trillion. BFA and its affiliates trade and invest for their own accounts in the types of securities in which the Fund may also invest.
A discussion regarding the basis for the approval by the Board of the Investment Advisory Agreement with BFA is available in the Fund's Annual report for the period ended October 31.
From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.
Portfolio Managers. Kristi Manidis, Scott Radell and Kevin A. Schiatta are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, developing and implementing the Fund’s investment process and investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities. The following information provides additional information about each portfolio manager and member of the iShares Global Investment Research Team.
Kristi Manidis has been with BlackRock since 2004. Ms. Manidis has been employed by BlackRock as a portfolio manager since 2009 and has been a Portfolio Manager of the Fund since 2019.
Scott Radell has been employed by BFA or its affiliates as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at Barclays Global Fund Advisors in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2015.
Kevin A. Schiatta, CFA has been with BlackRock since 2006, following its merger with Merrill Lynch Investment Management. Mr. Schiatta has been employed by BlackRock as a portfolio manager since 2006 and has been a Portfolio Manager of the Fund since 2019.
17

The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), The PNC Financial Services Group, Inc. (which, through a subsidiary, has a significant economic interest in BlackRock) and its subsidiaries (each with The PNC Financial Services Group, Inc., an “Entity” and collectively, the “Entities”), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA, its Affiliates and the Entities provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA, its Affiliates and the Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates or Entities act, or may act, as an investor, investment banker, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, market maker, trader, prime broker, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which an Affiliate or an Entity performs or seeks to perform investment banking or other services. Specifically, the Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate or an Entity has developed or is trying to develop investment banking relationships or in which an Affiliate or an Entity has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate or an Entity provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate or an Entity provides or may in the future provide research coverage. An Affiliate or an Entity may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund's portfolio investment transactions. BFA or one or more Affiliates or Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other
18

open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates or Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate or an Entity having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or an Entity or its or their directors, officers or employees or other clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA, its Affiliates or Entities may adversely impact the Fund. Transactions by one or more clients or by BFA, its Affiliates or Entities or their directors, officers or employees, may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to BFA, one or more Affiliates or Entities and/or their internal policies designed to comply with such restrictions.
The activities of BFA, its Affiliates and Entities and their respective directors, officers or employees, may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “MEAR.”
19

Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is Cboe BZX Exchange, Inc. (“Cboe BZX”).
Section 12(d)(1) of the 1940 Act restricts investments by investment companies, including foreign investment companies, in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies,
20

clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (i) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers and (ii) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board.
The Fund values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund's approved independent third-party pricing services, each in accordance with valuation policies and procedures approved by the Board. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at lower prices than institutional round lots. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines in good faith that such method does not represent fair value.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Board. BFA may conclude that a market quotation is not readily available or is unreliable if a
21

security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the closing market price of one or more assets or liabilities held by the Fund.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used.
Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
22

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares. In general, given its investment strategy, the Fund would not be an appropriate investment for a tax deferred retirement account such as an IRA.
Taxes on Distributions.
Dividends paid by the Fund that are properly reported as tax-exempt interest dividends will not be subject to regular U.S. federal income tax. The Fund intends to invest its assets in a manner such that dividend distributions to its shareholders will generally be exempt from U.S. federal income taxation, including the federal AMT. Dividends paid by the Fund will be exempt from U.S. federal income tax (though not necessarily exempt from state and local taxation) to the extent of the Fund’s tax-exempt interest income as long as 50% or more of the value of the Fund’s assets at the end of each quarter is invested in state, municipal and other bonds that are excluded from gross income for U.S. federal income tax purposes and as long as the Fund properly reports such dividends as tax-exempt interest dividends. Exempt interest dividends from interest earned on municipal securities of a state, or its political subdivisions, may be exempt from income tax in that state. However, income from municipal securities of other states generally will not qualify for tax-free treatment.
Distributions from the Fund’s net investment income other than from net tax-exempt income, including distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held the Fund’s shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. Taxable distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts. Distributions from the Fund are not expected to qualify as qualified dividend income. In general, any taxable distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. To the extent the Fund does not include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.
If you lend your Fund shares pursuant to securities lending arrangements, you may lose the ability to treat Fund dividends (paid while the shares are held by the borrower) as tax-exempt income. Consult your financial intermediary or tax advisor.
23

Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Shareholders will receive information after the end of each year setting forth the amount of dividends and long-term capital gains distributed to them by the Fund during the prior year. Likewise, the amount of tax-exempt income, including any tax-exempt income subject to federal AMT, that the Fund distributes will be reported and such income must be reported on the shareholder’s U.S. federal income tax return. The AMT is a separate tax system that operates in parallel to the regular federal income tax system but eliminates many deductions and exclusions. The AMT has different tax rates and treats as taxable certain types of income that are nontaxable for regular income tax purposes. The interest on certain “private activity” municipal bonds is taxable income for AMT purposes. If a taxpayer’s overall AMT liability is higher than regular income tax liability, then the taxpayer owes the regular income tax liability plus the difference between the AMT liability and the regular income tax liability.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
If your shares are lent out pursuant to a securities lending arrangement, you may lose any ability to use the non-U.S. tax credits passed through by the Fund.
24

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's distributor, BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a specified amount of cash in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a specified amount of cash and/or a designated portfolio of securities (including any portion of such securities for which cash may be substituted). Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund will accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the
25

procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
26

Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 1 University Square Drive, Princeton, NJ 08540.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
27

Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)
	iShares Short Maturity Municipal Bond ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16	Period From 03/03/15(a) to 10/31/15
Net asset value, beginning of period	$ 49.85	$ 50.01	$ 50.02	$ 50.07	$ 50.00
Net investment income(b)	0.81	0.68	0.49	0.39	0.20
Net realized and unrealized gain (loss)(c)	0.26	(0.21)	(0.03)	(0.04)	0.04
Net increase from investment operations	1.07	0.47	0.46	0.35	0.24
Distributions (d)
From net investment income	(0.79)	(0.63)	(0.47)	(0.40)	(0.17)
Total distributions	(0.79)	(0.63)	(0.47)	(0.40)	(0.17)
Net asset value, end of period	$ 50.13	$ 49.85	$ 50.01	$ 50.02	$ 50.07
Total Return
Based on net asset value	2.16%	0.95%	0.93%	0.69%	0.48% (e)
Ratios to Average Net Assets
Total expenses	0.25%	0.25%	0.25%	0.25%	0.25% (f)
Total expenses after fees waived	0.25%	0.25%	0.25%	0.25%	0.25% (f)
Net investment income	1.63%	1.35%	0.99%	0.79%	0.59% (f)
Supplemental Data
Net assets, end of period (000)	$210,532	$127,111	$52,507	$35,012	$35,049
Portfolio turnover rate(g)	170%	221%	163%	100%	184% (e)
(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
(d) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e) Not annualized.
(f) Annualized.
(g) Portfolio turnover rate excludes in-kind transactions.
28

Disclaimers
Shares of the Fund are not sponsored, endorsed or promoted by Cboe BZX. Cboe BZX makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to achieve its investment objective. Cboe BZX is not responsible for, nor has it participated in, the determination of the Fund's investments, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. Cboe BZX has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
Without limiting any of the foregoing, in no event shall Cboe BZX have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
29

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Want to know more?
iShares.com     |    1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2020 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK® are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-22649
IS-P-MEAR-0820

February 28, 2020
(as revised August 17, 2020)

2020 Prospectus
iShares U.S. ETF Trust
•	iShares Ultra Short-Term Bond ETF | ICSH | CBOE BZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.
You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.
The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.
i

[THIS PAGE INTENTIONALLY LEFT BLANK]

iSHARES® ULTRA SHORT-TERM BOND ETF
Ticker: ICSH	Stock Exchange: Cboe BZX
Investment Objective
The iShares Ultra Short-Term Bond ETF (the “Fund”) seeks to provide current income consistent with preservation of capital.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares U.S. ETF Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and extraordinary expenses.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
0.08%	None	0.00%	0.08%

1 The amount rounded to 0.00%.
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$8	$26	$45	$103
S-1

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 16% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in a portfolio of U.S. dollar-denominated investment-grade fixed- and floating-rate debt securities that are rated BBB- or higher by S&P Global Ratings and/or Fitch Ratings, Inc. (“Fitch”), or Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”), or, if unrated, determined by BFA to be of equivalent quality. Under normal circumstances, the Fund will invest primarily in fixed- and floating-rate securities maturing in three years or less. Short-term investments (generally, securities with original maturities of one year or less) held by the Fund will carry a rating in one of the highest two rating categories of at least one nationally recognized statistical ratings organization (“NRSRO”) (e.g., A-2, P-2 or F2 or better by S&P Global Ratings, Moody’s or Fitch, respectively), or if such investments are unrated, determined to be of comparable quality by the Fund's management team, at the time of investment.
The Fund may invest in corporate and U.S. and non-U.S. government bonds, agency securities, instruments of non-U.S. issuers, privately issued securities, asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”), structured securities, municipal bonds, repurchase agreements, money market instruments and investment companies (including investment companies advised by BFA or its affiliates). The Fund invests a significant portion of its assets in securities issued by financial institutions, such as banks, broker-dealers and insurance companies.
Under normal circumstances, the dollar-weighted average life of the Fund’s portfolio is expected to be one year or less, as calculated by the Fund's management team. The Fund will also seek to maintain a dollar-weighted average maturity that is less than 180 days. “Dollar-weighted average life,” or “WAL,” is the weighted average of the times when principal is to be repaid. “Dollar-weighted average maturity,” or “WAM,” is calculated by taking the average length of time to maturity (fixed-rate) or the next interest rate reset (floating-rate) for each underlying instrument held by the Fund, weighted according to the relative holdings per instrument.
The Fund is an actively managed exchange-traded fund (“ETF”) that does not seek to replicate the performance of a specified index. The Fund may have a higher degree of portfolio turnover than funds that seek to replicate the performance of an index.
The Fund is not a money market fund and does not seek to maintain a stable net asset value of $1.00 per share. Please see the Fund's Statement of Additional Information (“SAI”) for further information.
S-2

Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Unlike many ETFs, the Fund is not an index-based ETF. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Class Risk. Securities and other assets in the Fund's portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.
Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in the Creations and Redemptions section of this prospectus (the “Prospectus”)) may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund's income, or in securities with greater risks or with other less favorable features.
Cash Management Risk. If a significant amount of the Fund’s assets are invested in cash and cash equivalents, it will be more difficult for the Fund to achieve its investment objective. The Fund may underperform other funds that do not similarly invest in cash and cash equivalents for investment purposes and/or to collateralize derivative instruments.
Cash Transactions Risk. The Fund may effect part or all of its creations and redemptions for cash, rather than in-kind securities. As a result, the Fund may have to sell portfolio securities at inopportune times in order to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the
S-3

extent that the Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.
Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer's or counterparty's financial condition and on the terms of an obligation.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, the Fund's adviser, distributor, and other service providers (including the benchmark provider), market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.
Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, and decreased liquidity in credit markets. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. The impact of changes in capital requirements and recent or future regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.
Floating Rate Notes Risk. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their coupon rates do not reset as high, or as quickly, as comparable market interest rates, and generally carry lower yields than fixed notes of the same maturity. Although floating rate notes are less sensitive to interest rate risk than fixed-rate securities, they are subject to credit risk and default risk, which could impair their value.
Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund
S-4

because the Fund may be unable to transact at advantageous times or prices. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.
Income Risk. The Fund’s income may decline when interest rates fall because the Fund may hold a significant portion of short duration securities and/or securities that have floating or variable interest rates. The Fund’s income may decline because the Fund invests in lower yielding bonds, and as the bonds in its portfolio mature, are near maturity or are called, the Fund needs to purchase additional bonds.
Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic impacts. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. These events will have an impact on the Fund and its investments and could impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund’s NAV. Other infectious illness outbreaks in the future may result in similar impacts.
Interest Rate Risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very low, or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. An increase in interest rates will generally cause the value of securities held by the Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments, including those held by the Fund. The historically low interest rate environment heightens the risks associated with rising interest rates.
Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure.The Fund may be adversely affected if an issuer of underlying securities held by the Fund is unable or unwilling to repay principal or interest when due. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Management Risk. The Fund is subject to management risk, which is the risk that the investment process, techniques and risk analyses applied by BFA will not produce the desired results, and that securities selected by BFA may underperform the market or any
S-5

relevant benchmark. In addition, legislative, regulatory, or tax developments may affect the investment techniques available to BFA in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Unlike some ETFs that track specific indexes, the Fund does not seek to replicate the performance of a specified index. Index-based ETFs have generally traded at prices that closely correspond to NAV. However, ETFs that do not seek to replicate the performance of a specified index have a limited trading history and, therefore, there can be no assurance as to whether, and/or the extent to which, the Fund's shares will trade at premiums or discounts to NAV. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Municipal Securities Risk. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the inability to collect revenues from such projects or assets. Certain municipal securities are issued by entities with limited taxing authority such as school districts, or dependent on revenue from a particular sector or industry, such as the utilities sector, infrastructure sector, or transportation industry.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers carry different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital. The Fund is specifically exposed to European Economic Risk.
Not a Money Market Fund. The Fund is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal circumstances, the Fund’s investments may be more susceptible than a money market fund is to credit
S-6

risk, interest rate risk, valuation risk and other risks relevant to the Fund’s investments. The Fund does not seek to maintain a stable net asset value of $1.00 per share.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Repurchase Agreement Risk. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires a security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price. If the seller defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may lose money.
Risk of Investing in Developed Countries. The Fund’s investment in developed country issuers may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as terrorism and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be adversely impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.
Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Structural Risk. The countries in which the Fund invests may be subject to considerable degrees of economic, political and social instability.
Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund's valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or
S-7

other assets in the Fund's portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund's shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
S-8

Performance Information
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section of the Prospectus.
Year by Year Returns (Years Ended December 31)
The best calendar quarter return during the periods shown above was 0.96% in the 1st quarter of 2019; the worst was -0.06% in the 3rd quarter of 2015.
Updated performance information, including the Fund’s current NAV, may be obtained by visiting our website at www.iShares.com or by calling 1-800-iShares (1-800-474-2737) (toll free).
S-9

Average Annual Total Returns
(for the periods ended December 31, 2019)
	One Year	Five Years	Since Fund Inception
(Inception Date: 12/11/2013)
Return Before Taxes	3.18%	1.66%	1.44%
Return After Taxes on Distributions[1]	2.09%	1.02%	0.88%
Return After Taxes on Distributions and Sale of Fund Shares[1]	1.87%	0.99%	0.86%
ICE BofA 6-Month US Treasury Bill Index[2,3] (Index returns do not reflect deductions for fees, expenses or taxes)	2.57%	1.26%	1.07%

[1]	After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.
[2]	The ICE BofA 6-Month US Treasury Bill Index is an unmanaged index that measures the performance of government securities with less than six months remaining to maturity.
[3]	On January 1, 2020, the name of the index changed from the ICE BofAML 6-Month US Treasury Bill Index to the ICE BofA 6-Month US Treasury Bill Index.
S-10

Management
Investment Adviser. BlackRock Fund Advisors.
Portfolio Managers. Richard Mejzak and Scott Radell (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mejzak and Mr. Radell have been Portfolio Managers of the Fund since 2013.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an IRA, in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
S-11

[THIS PAGE INTENTIONALLY LEFT BLANK]

More Information About the Fund
This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.
The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified index. Accordingly, the management team has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective.
ETFs are funds that trade like other publicly-traded securities. Similar to shares of a mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.
Additional Information on the Investment Strategies. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in a portfolio of U.S. dollar-denominated investment-grade fixed- and floating-rate debt securities that are rated BBB- or higher by S&P Global Ratings and/or Fitch, or Baa3 or higher by Moody’s, or, if unrated, determined by the Fund’s management team to be of equivalent quality. Under normal circumstances, the Fund will invest in fixed- and floating-rate securities maturing in three years or less. Short-term investments (generally, securities with original maturities of one year or less) held by the Fund will carry a rating in one of the highest two rating categories of at least one NRSRO (e.g., A-2, P-2 or F2 or better by S&P Global Ratings, Moody’s or Fitch, respectively), or if such investments are unrated, determined to be of comparable quality by BFA, at the time of investment. The Fund’s 80% investment policy may be changed by the Fund’s Board of Trustees (the “Board”) upon 60 days’ notice to shareholders.
The Fund may invest in corporate and U.S. and non-U.S. government bonds, agency securities, instruments of non-U.S. issuers, privately-issued securities, ABS and MBS, structured securities, municipal bonds, repurchase agreements, money market instruments and investment companies. The Fund invests a significant portion of its assets in securities issued by financial institutions, such as banks, broker-dealers and insurance companies. BFA or its affiliates may advise the money market funds and investment companies in which the Fund may invest.
The Fund may invest in ABS and MBS. ABS are fixed-income securities that are backed by a pool of assets, usually loans such as installment sale contracts or credit card
1

receivables. MBS are ABS based on a particular type of asset, a mortgage. There are a wide variety of MBS involving commercial or residential, fixed-rate or adjustable-rate mortgages and mortgages issued by banks or government agencies. Most transactions in fixed-rate mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, known as TBA transactions. The Fund may enter into such contracts on a regular basis. The Fund, pending settlement of such contracts, will invest the relevant assets in high-quality, liquid short-term instruments, including shares of money market funds affiliated with BFA. Collateralized mortgage obligations (“CMOs”) are fixed-income securities that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.
The Fund may, to a limited extent, engage in derivatives transactions that include futures contracts, options and swaps.
Investment Process. The cash portfolio management team participates in formal investment strategy meetings, market outlook meetings where investment professionals present their views on the various market sectors, and portfolio strategy meetings where lead portfolio managers discuss asset allocation, portfolio risk, and investment themes. The macro, firm-level view is a consideration in setting the investment strategy.
Decisions regarding interest rate risk, credit quality, liquidity profile and sector allocation are made by the Investment Strategy and Risk Committees. These committees build on the broader macro themes and apply them specifically to the short term markets. The meetings are supplemented by shorter daily market updates where portfolio managers report on their specific sectors to determine relative value within the short term markets. This is a fluid process with intraday dialogue to make adjustments to portfolios when appropriate.
The collective result of these meetings is the investment strategy that liquidity portfolio managers subsequently implement. Using this method, the group is able to manage portfolios on a team basis but still leverage the individual expertise of each of its members throughout the firm.
In certain situations or market conditions, the Fund may temporarily depart from its normal investment process, provided that such departure is, in the opinion of BFA, consistent with the Fund’s investment objective and in the best interests of the Fund. For example, the Fund may hold a higher than normal proportion of its assets in cash in response to adverse market, economic or political conditions.
The management team uses an internal model for calculating duration, which may result in a different value of duration than if duration was calculated by a third party.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
2

A Further Discussion of Principal Risks
The Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Class Risk. The securities and other assets in the Fund’s portfolio may underperform in comparison to other securities or indexes that track other issuers, countries, groups of countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities may experience cycles of outperformance and underperformance in comparison to the general financial markets depending upon a number of factors including, among other things, inflation, interest rates, productivity, global demand for local products or resources, and regulation and governmental controls. This may cause the Fund to underperform other investment vehicles that invest in different asset classes.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened because ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that are less widely traded often involve greater settlement and operational issues and capital costs for Authorized Participants, which may limit the availability of Authorized Participants.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund’s income, or in securities with greater risks or with other less favorable features.
Cash Management Risk. To the extent the Fund holds cash, the Fund will earn reduced income (if any) on the cash and will be subject to the credit risk of the depository institution holding the cash and any fees imposed on large cash balances. If a significant amount of the Fund’s assets are invested in cash and cash equivalents, it will be more difficult for the Fund to achieve its investment objective. The Fund may underperform other funds that do not similarly invest in cash and cash equivalents for investment purposes and/or to collateralize derivative instruments.
Cash Transactions Risk. The Fund may effect part or all of its creations and redemptions for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to
3

dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. As a practical matter, only institutions and large investors, such as market makers or other large broker dealers, create or redeem shares directly through the Fund. Most investors will buy and sell shares of the Fund on an exchange through a broker-dealer. Furthermore, the Fund may not be able to execute cash transactions for creation and redemption purposes at the same price used to determine the Fund’s NAV. To the extent that the maximum additional charge for creation or redemption transactions is insufficient to cover the execution shortfall, the Fund’s performance could be negatively impacted.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, representing a particular country, group of countries, region, market, industry, group of industries, sector or asset class. The Fund may be more adversely affected by the underperformance of those securities and/or other assets, may experience increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those securities and/or other assets than a fund that does not concentrate its investments.
Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt instrument or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities will be unable or unwilling to make its timely interest and/or principal payments when due or otherwise honor its obligations. There are varying degrees of credit risk, depending on an issuer’s or counterparty’s financial condition and on the terms of an obligation, which may be reflected in the issuer’s or counterparty’s credit rating. There is the chance that the Fund’s portfolio holdings will have their credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), or that the market’s perception of an issuer’s creditworthiness may worsen, potentially reducing the Fund’s income level or share price.
Cybersecurity Risk. With the increased use of technologies such as the internet to conduct business, the Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such portfolio companies to lose value. Unlike many other types of risks faced by the Fund, these risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of
4

misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Recently, geopolitical tensions may have increased the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity failures by or breaches of the systems of the Fund’s adviser, distributor and other service providers (including, but not limited to, index and benchmark providers, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyberattacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful or that cyberattacks will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or Authorized Participants. The Fund and its shareholders could be negatively impacted as a result.
European Economic Risk. The Economic and Monetary Union (the “eurozone”) of the European Union (the “EU”) requires compliance by member states that are members of the eurozone with restrictions on inflation rates, deficits, interest rates and debt levels, as well as fiscal and monetary controls, each of which may significantly affect every country in Europe, including those countries that are not members of the eurozone. Changes in imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of eurozone countries), the default or threat of default by an EU member state on its sovereign debt and/or an economic recession in an EU member state may have a significant adverse effect on the economies of other EU member states and their trading partners. The European financial markets have historically experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including, but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries.
5

Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The United Kingdom (the “U.K.”) left the European Union (“Brexit”) on January 31, 2020, subject to a transitional period ending December 31, 2020. During the transitional period, although the U.K. is no longer a member state of the EU, it will remain subject to EU law and regulations as if it were still a member state. The U.K. and the EU are to negotiate the terms of their future trading relationship during the transitional period. Accordingly, the terms of such trading relationship remain uncertain. The outcome of such negotiations may give rise to significant uncertainties and instability in the financial markets as the U.K. negotiates the terms of its future relationship with the EU. The Fund will face risks associated with the potential uncertainty and consequences leading up to and that may follow Brexit, including with respect to volatility in exchange rates and interest rates. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit has also led to legal uncertainty and could lead to politically divergent national laws and regulations as a new relationship between the U.K. and EU is defined and the U.K. determines which EU laws to replace or replicate. Any of these effects of Brexit could adversely affect any of the companies to which the Fund has exposure and any other assets in which the Fund invests. The political, economic and legal consequences of Brexit are not yet fully known. In the short term, financial markets may experience heightened volatility, particularly those in the U.K. and Europe, but possibly worldwide. The U.K. and Europe may be less stable than they have been in recent years, and investments in the U.K. and the EU may be difficult to value, or subject to greater or more frequent rises and falls in value. In the longer term, there is likely to be a period of significant political, regulatory and commercial uncertainty as the U.K. seeks to negotiate the terms of its future trading relationships.
Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, as well as governmental or other responses to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments of EU countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe could also impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of the Fund's investments.
Financials Sector Risk. Companies in the financials sector of an economy are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital they must
6

maintain and, potentially, their size. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. Recently enacted legislation in the U.S. has relaxed capital requirements and other regulatory burdens on certain U.S. banks. While the effect of the legislation may benefit certain companies in the financials sector, increased risk taking by affected banks may also result in greater overall risk in the U.S. and global financials sector. The impact of changes in capital requirements, or recent or future regulation in various countries, on any individual financial company or on the financials sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financials sector is particularly sensitive to fluctuations in interest rates. The financials sector is also a target for cyberattacks, and may experience technology malfunctions and disruptions. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have reportedly caused losses to companies in this sector, which may negatively impact the Fund.
Floating Rate Notes Risk. The issuance of floating rate obligations by the U.S. Treasury is new and a deep and liquid market has not yet developed for these instruments, and the market remains untested. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. A decline in interest rates may result in a reduction in income received from floating rate securities held by the Fund and may adversely affect the value of the Fund’s shares. Generally, floating rate securities carry lower yields than fixed notes of the same maturity. The interest rate for a floating rate note resets or adjusts periodically by reference to a benchmark interest rate. The impact of interest rate changes on floating rate investments is typically mitigated by the periodic interest rate reset of the investments. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Floating rate notes generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such loans. Benchmark interest rates, such as the London Interbank Offered Rate (LIBOR), may not accurately track market interest rates.
Although floating rate notes are less sensitive to interest rate risk than fixed-rate securities, they are subject to credit risk and default risk, which could impair their value.
7

Illiquid Investments Risk. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. An investment may be illiquid due to, among other things, the reduced number and capacity of traditional market participants to make a market in securities or instruments or the lack of an active market for such securities or instruments. To the extent that the Fund invests in securities or instruments with substantial market and/or credit risk, the Fund will tend to have increased exposure to the risks associated with illiquid investments. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the Fund, and any security or instrument held by the Fund may be deemed an illiquid investment pursuant to the Fund’s liquidity risk management program. Illiquid investments may be harder to value, especially in changing markets. the Fund is forced to sell underlying investments at reduced prices or under unfavorable conditions to meet redemption requests or for other cash needs, the Fund may suffer a loss. This may be magnified in a rising interest rate environment or other circumstances where redemptions from the Fund may be greater than normal. Other market participants may be attempting to liquidate holdings at the same time as the Fund, causing increased supply of the Fund’s underlying investments in the market and contributing to illiquid investments risk and downward pricing pressure. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.
Income Risk. The Fund’s income may decline if interest rates fall because the Fund may hold a significant portion of short duration securities and/or securities that have floating or variable interest rates. The Fund’s income may decline because the Fund invests in lower yielding bonds and as bonds in its portfolio mature, are near maturity or are called, the Fund needs to purchase additional bonds.
Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus that was first detected in December 2019 has spread globally. The impact of this outbreak has adversely affected the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. The duration of the outbreak and its effects cannot be predicted with certainty. Any market or economic disruption can be expected to result in elevated tracking error and increased premiums or discounts to the Fund’s NAV.
■	General Impact. This outbreak has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, temporary
8

closures of stores, restaurants and other commercial establishments, layoffs, defaults and other significant economic impacts, as well as general concern and uncertainty.
■	Market Volatility. The outbreak has also resulted in extreme volatility, severe losses, and disruptions in markets which can adversely impact the Fund and its investments, including impairing hedging activity to the extent a Fund engages in such activity, as expected correlations between related markets or instruments may no longer apply. In addition, to the extent the Fund invests in short-term instruments that have negative yields, the Fund’s value may be impaired as a result. Certain issuers of equity securities have cancelled or announced the suspension of dividends. The outbreak has, and may continue to, negatively affect the credit ratings of some fixed income securities and their issuers.
■	Market Closures. Certain local markets have been or may be subject to closures, and there can be no assurance that trading will continue in any local markets in which the Fund may invest, when any resumption of trading will occur or, once such markets resume trading, whether they will face further closures. Any suspension of trading in markets in which the Fund invests will have an impact on the Fund and its investments and will impact the Fund’s ability to purchase or sell securities in such markets.
■	Operational Risk. The outbreak could also impair the information technology and other operational systems upon which the Fund’s service providers, including BFA, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform critical tasks relating to the Fund, for example, due to the service providers’ employees performing tasks in alternate locations than under normal operating conditions or the illness of certain employees of the Fund’s service providers.
■	Governmental Interventions. Governmental and quasi-governmental authorities and regulators throughout the world have responded to the outbreak and the resulting economic disruptions with a variety of fiscal and monetary policy changes, including direct capital infusions into companies and other issuers, new monetary policy tools, and lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of such policies, is likely to increase market volatility, which could adversely affect the Fund’s investments.
■	Pre-Existing Conditions. Public health crises caused by the outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally.
Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects.
Interest Rate Risk. As interest rates rise, the value of the fixed-income securities or other instruments held by the Fund or the Underlying Fund is likely to decrease. A measure investors commonly use to determine this price sensitivity is called duration. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. To the extent the Fund or the Underlying Fund invests a substantial portion
9

of its assets in fixed-income securities with longer duration, rising interest rates may cause the value of the Fund or the Underlying Fund’s investments to decline significantly, which would adversely affect the value of the Fund. An increase in interest rates may lead to heightened volatility in the fixed-income markets and adversely affect certain fixed-income investments, including those held by the Fund. In addition, decreases in fixed income dealer market-making capacity may lead to lower trading volume, heightened volatility, wider bid-ask spreads and less transparent pricing in certain fixed-income markets.
The historically low interest rate environment was created in part by the world’s major central banks keeping their overnight policy interest rates at, near or below zero percent and implementing monetary policy facilities, such as asset purchase programs, to anchor longer-term interest rates below historical levels. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Certain countries have recently experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are set at low levels and the market prices of portfolio securities have increased, the Fund may have a very low, or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. Central banks may increase their short-term policy rates or begin phasing out, or “tapering,” accommodative monetary policy facilities in the future. The timing, coordination, magnitude and effect of such policy changes on various markets is uncertain, and such changes in monetary policy may adversely affect the value of the Fund’s investments.
Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The Fund may be adversely affected if an issuer of underlying securities held by the Fund is unable or unwilling to repay principal or interest when due. Any issuer of these securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures, credit deterioration of the issuer or other factors. Changes to the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline. An issuer may also be subject to risks associated with the countries, states and regions in which the issuer resides, invests, sells products, or otherwise conducts operations.
Management Risk. The Fund is subject to management risk because it does not seek to replicate the performance of a specified index. BFA and the portfolio managers will utilize a proprietary investment process, techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. In addition, legislative, regulatory, or tax developments may affect the investment techniques available to BFA in connection
10

with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Market risk arises mainly from uncertainty about future values of financial instruments and may be influenced by price, currency and interest rate movements. It represents the potential loss the Fund may suffer through holding financial instruments in the face of market movements or uncertainty. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV. During a general market downturn, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than are fixed-income securities with longer-term maturities. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.
Market Trading Risk
Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants.
Risk of Secondary Listings. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained, and may otherwise be made available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
11

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or for other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market.
Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.
Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The trading price of the Fund's shares fluctuates continuously throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund's portfolio holdings or NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility, including during periods of significant redemption requests or other unusual market conditions. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV, BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem Fund shares if there is a lack of an active market for such shares or its underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread”; that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread, which varies over time for shares of the Fund based on trading volume and market liquidity, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. In addition, increased market volatility may cause wider spreads. There may also be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract
12

significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Municipal Securities Risk. Municipal securities include both general obligation bonds (bonds secured by the full faith and credit of the issuer) and limited obligation bonds (or “Revenue Bonds”). All municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Additionally, certain municipal securities may be issued by entities with limited taxing authority, which could limit or prevent tax increases necessary to make continued payments of principal and interest.
Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. There is also the risk that corruption may negatively affect municipal issuers, including corruption related to a particular project from which payments on a security are derived, resulting in delays and cost overruns.
There may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities. As a result, municipal securities may be more difficult for the Fund to value accurately than the securities of public companies. Municipal securities may also be harder to buy and sell compared to taxable bonds and non-municipal securities, especially on short notice. Because the Fund invests a significant portion of its portfolio in municipal securities, the Fund’s portfolio is subject to greater exposure to illiquidity risk than a fund that invests in comparable taxable bonds or non-municipal securities.
The Fund and BFA will rely on the opinion of issuers’ bond counsel on the tax-exempt status of interest on municipal bonds. Neither the Fund nor BFA will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect, potentially resulting in the Fund and its shareholders being subject to substantial tax liabilities. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.
Revenue Bonds are backed by current or anticipated revenues from a specific project or specific assets and can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues from the project or the assets. Additionally, the market values of Revenue Bonds may decline in times of higher inflation to the extent that revenues are fixed income streams. In other instances, the prices that an issuer is able to charge users of its assets may be linked to inflation, whether by government regulation, contractual arrangement or other factors. Rising interest rates could result in higher costs of capital for certain issuers, which could negatively impact their ability to meet payment obligations. In this case, changes in the rate of inflation may affect the issuer’s revenues. Because many municipal securities are issued to finance projects, such as those related to education, health care, housing, transportation, utilities, and water and sewer, conditions in one
13

or more of these sectors can affect the overall municipal market. Adverse conditions and developments affecting a particular project can result in lower revenues to an issuer of the municipal securities and, by extension, adversely affect payments of principal and interest on, or the market value of, such securities.
Additionally, certain municipal securities are issued by entities dependent on revenue from a particular sector and thus are subject to the specific risks associated with that sector.
Risk of Investing in Infrastructure-Related Municipal Securities. Entities that issue municipal securities related to infrastructure (“infrastructure issuers”) may be subject to a variety of factors that could adversely affect their capacity to make principal and interest payments, such as high interest costs in connection with capital construction programs, high degrees of leverage, costs associated with governmental, environmental and other regulations, the effects of economic slowdowns, increased competition from other providers of services, uncertainties concerning costs, the level of government spending on infrastructure projects, and other factors. Such issuers may be adversely affected by commodity price volatility, changes in exchange rates, import controls, depletion of resources, technological developments, and labor relations. Infrastructure issuers can be significantly affected by government spending policies.
Leverage Risk. Infrastructure issuers can be highly indebted, which increases investment risk and other risks normally associated with debt financing, which could adversely affect such an issuer’s operations and the market value of related municipal securities in periods of rising interest rates.
Operations Risk. The failure of an infrastructure issuer to carry adequate insurance or to operate its assets appropriately could lead to significant losses. Infrastructure may be adversely affected by environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts.
Regulatory Risk. Infrastructure projects may be subject to significant regulation by various governmental authorities and also may be affected by regulation of rates charged to customers, service interruption due to environmental, operational or other events, the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
Strategic Asset Risk. Infrastructure issuers may control significant strategic assets (e.g., major pipelines or highways), which are assets that have a national or regional profile, and may have monopolistic characteristics. Given their national or regional profile or irreplaceable nature, strategic assets could generate additional risk not common in other industry sectors and they may be targeted for terrorist acts or adverse political actions.
User Risk. Infrastructure issuers can be dependent upon a narrow user base. If these users do not patronize infrastructure projects as expected, significant revenues could be lost and may not be replaceable, in which case infrastructure issuers may fail to pay their obligations.
Risk of Investing in Municipal Securities Issued By School Districts. School districts rely, in part, on funding appropriations from, among others, the federal government and
14

state governments. As a result, municipal securities issued by school districts may be adversely affected by political and economic changes at the state or federal levels, such as decreased tax or other revenues, spending reductions or changes in appropriations. Municipal securities that are issued to finance a particular school district project often depend on revenues from ad valorem taxes (i.e., property taxes) to make principal and interest payments. Investors in these securities, similar to investors in municipal securities generally, face heightened risk of loss upon insolvency of the school district issuers because there is often no ready source of funding to pay principal and interest other than the local tax base, which a bankruptcy court or administrator does not control.
Risk of Investing in Transportation Infrastructure-Related Municipal Securities. The transportation infrastructure industry may be adversely affected by economic changes, increases in fuel and other operating costs, labor relations, insurance costs, and, in many jurisdictions, the effects of regulatory changes or other government decisions. Municipal securities that are issued to finance a particular transportation project (e.g., toll roads) often depend on revenues from that project to make principal and interest payments.
Risk of Investing in Utility-Related Municipal Securities. Certain municipal securities are issued by public bodies, including state and municipal utility authorities, to, among other things, finance the operation or expansion of utility entities. Various future economic and other conditions may adversely affect utility entities, including inflation, increases in financing requirements, increases in raw material costs and other operating costs, changes in demand for services and the effects of environmental and other governmental regulations. Certain utilities are subject to specific risks. For example, gas utilities are subject to risks of supply conditions and increased competition from other providers of utility services. In addition, gas utilities are affected by gas prices, which may be magnified to the extent that a gas utility enters into long-term contracts for the purchase or sale of gas at a fixed price, since such prices may change significantly and to the disadvantage of the gas utility.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, uncertainties of transnational litigation, and potential restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by non-U.S. issuers held by the Fund. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Unfavorable political, economic or governmental developments in non-U.S. countries could affect the payment of a security’s principal and interest. Securities issued by non-U.S. issuers may also be less liquid than, and more difficult to value than, securities of U.S. issuers. In addition, the
15

value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
Not a Money Market Fund. The Fund is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal circumstances, the Fund’s investments may be more susceptible than a money market fund is to credit risk, interest rate risk, valuation risk and other risks relevant to the Fund’s investments. The Fund does not seek to maintain a stable net asset value of $1.00 per share.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Repurchase Agreement Risk. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires a security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price. If the seller defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may lose money.
Risk of Investing in Developed Countries. Investment in developed country issuers may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector) as the primary means of economic growth. A prolonged slowdown in one or more services sectors is likely to have a negative impact on economies of certain developed countries, although economies of individual developed countries can be impacted by slowdowns in other sectors. In the past, certain developed countries have been targets of terrorism, and some geographic areas in which the Fund invests have experienced strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the financial markets in these countries or geographic areas and may adversely affect the performance of the issuers to which the Fund has exposure. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations of
16

certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.
Risk of Investing in the U.S. A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as on the value of certain securities. In addition, a continued rise in the U.S. public debt level or the imposition of U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the Fund has exposure.
The U.S. has developed increasingly strained relations with a number of foreign countries. If relations with certain countries continue to worsen, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord. If this trend were to continue, it may have an adverse impact on the U.S. economy and many of the issuers in which the Fund invests.
Structural Risk. Certain political, economic, legal and currency risks could contribute to a high degree of price volatility in the equity markets of some of the countries in which the Fund may invest and could adversely affect investments in the Fund.
Political and Social Risk. Disparities of wealth, the pace and success of democratization and ethnic, religious and racial disaffection, among other factors, may exacerbate social unrest, violence and labor unrest in some of the countries in which the Fund may invest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses.
Economic Risk. Some countries in which the Fund may invest may experience economic instability, including instability resulting from substantial rates of inflation or significant devaluations of their currency, or economic recessions, which would have a negative effect on the economies and securities markets of their economies. Some of these countries may also impose restrictions on the exchange or export of currency or adverse currency exchange rates and may be characterized by a lack of available currency hedging instruments.
Expropriation Risk. Investments in certain countries in which the Fund may invest may be subject to loss due to expropriation or nationalization of assets and property or the imposition of restrictions on foreign investments and repatriation of capital.
Large Government Debt Risk. Chronic structural public sector deficits in some countries in which the Fund may invest may adversely impact securities held by the Fund.
Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund's valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. Because non-U.S. exchanges may be open on days when the Fund does not price its shares, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase
17

or sell the Fund’s shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
A Further Discussion of Other Risks
The Fund may also be subject to certain other risks associated with its investments and investment strategies. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asian Economic Risk. Many Asian economies have experienced rapid growth and industrialization in recent years, but there is no assurance that this growth rate will be maintained. Other Asian economies, however, have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. Geopolitical hostility, political instability, and economic or environmental events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which the Fund invests. Many Asian countries are subject to political risk, including political instability, corruption and regional conflict with neighboring countries. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war. Escalated tensions involving the two countries and any outbreak of hostilities between the two countries, or even the threat of an outbreak of hostilities, could have a severe adverse effect on the entire Asian region. Certain Asian countries have developed increasingly strained relationships with the U.S., and if these relations were to worsen, they could adversely affect Asian issuers that rely on the U.S. for trade. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions. These risks, among others, may adversely affect the value of the Fund's investments.
Close-Out Risk for Qualified Financial Contracts. Regulations adopted by global prudential regulators that are now in effect require counterparties that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent the Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and also prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit risk and other risks to the Fund.
Communication Services Sector Risk. The communication services sector consists of both companies in the telecommunication services industry as well as those in the media and entertainment industry. Examples of companies in the telecommunication
18

services industry group include providers of fiber-optic, fixed-line, cellular and wireless telecommunications networks. Companies in the media and entertainment industry group encompass a variety of services and products including television broadcasting, gaming products, social media, networking platforms, online classifieds, online review websites, and Internet search engines. Companies in the communication services sector may be affected by industry competition, substantial capital requirements, government regulation, and obsolescence of communications products and services due to technological advancement. Fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company's profitability. In addition, while all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
The communication services sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of communications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. The communications services industry can also be significantly affected by intense competition for market share, including competition with alternative technologies such as wireless communications, product compatibility and standardization, consumer preferences, rapid product obsolescence, research and development of new products, lack of standardization or compatibility with existing technologies, and a dependency on patent and copyright protections. Companies in the communication services sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain communications companies obsolete.
Telecommunications providers with exposure to the U.S. are generally required to obtain franchises or licenses in order to provide services in a given location. Licensing and franchise rights in the telecommunications sector are limited, which may provide an advantage to certain participants. Limited availability of such rights, high barriers to market entry and regulatory oversight, among other factors, have led to consolidation of companies within the sector, which could lead to further regulation or other negative effects in the future. Telecommunication providers investing in non-U.S. countries may be subject to similar risks. Additional risks include those related to competitive challenges in the U.S. from non-U.S. competitors engaged in strategic joint ventures with U.S. companies and in non-U.S. markets from both U.S. and non-U.S. competitors.
Companies in the media and entertainment industries can be significantly affected by several factors, including competition, particularly in formulation of products and services using new technologies, cyclicality of revenues and earnings, a potential
19

decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, and the potential increase in government regulation. Companies in the media and entertainment industries may become obsolete quickly. Advertising spending can be an important revenue source for media and entertainment companies. During economic downturns advertising spending typically decreases and, as a result, media and entertainment companies tend to generate less revenue.
Consumer Cyclical Industry Risk. The success of consumer cyclical companies is tied closely to the performance of domestic and international economies, exchange rates, interest rates, competition, consumer confidence, changes in demographics and preferences. Companies in the consumer cyclical industry sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.
Threshold/Underinvestment Risk. If certain aggregate and/or fund-level ownership thresholds are reached through transactions undertaken by BFA, its affiliates or the Fund, or as a result of third-party transactions or actions by an issuer or regulator, the ability of BFA and its affiliates on behalf of clients (including the Fund) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. The capacity of the Fund to make investments in certain securities may be affected by the relevant threshold limits, and such limitations may have adverse effects on the liquidity and performance of the Fund’s portfolio holdings.
For example, in certain circumstances where the Fund invests in securities issued by companies that operate in certain regulated industries or in certain emerging or international markets, is subject to corporate or regulatory ownership restrictions, or invests in certain futures or other derivative transactions, there may be limits on the aggregate and/or fund-level amount invested or voted by BFA and its affiliates for their proprietary accounts and for client accounts (including the Fund) that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BFA and its affiliates, the Fund or other client accounts to suffer disadvantages or business restrictions.
Portfolio Holdings Information
A description of the Trust's policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's SAI. The Fund discloses its portfolio holdings daily at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).
Management
Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Fund. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In managing the Fund, BFA may draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to
20

portfolio securities. In seeking to achieve the Fund's investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.
Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust).
For its investment advisory services to the Fund, BFA is paid a management fee from the Fund based on a percentage of the Fund's average daily net assets, at the annual rate of 0.08%. BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
BFA is located at 400 Howard Street, San Francisco, CA 94105. It is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”). As of December 31, 2019, BFA and its affiliates provided investment advisory services for assets in excess of $7.43 trillion. BFA and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which the Fund may also invest, which may affect the price of such securities.
A discussion regarding the basis for the approval by the Board of the Investment Advisory Agreement with BFA is available in the Fund's Annual Report for the period ended October 31.
From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.
Portfolio Managers. Richard Mejzak and Scott Radell are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, developing and implementing the Fund’s investment process and investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team that have more limited responsibilities. The following information provides additional information about each portfolio manager and member of the iShares Global Investment Research Team.
21

Richard Mejzak has been with BlackRock since 1990, including his years with Merrill Lynch Investment Managers, which was acquired by BlackRock in 2006. Mr. Mejzak became a portfolio manager for BFA in 2012. Mr. Mejzak has been a Portfolio Manager of the Fund since 2013.
Scott Radell has been employed by BFA or its affiliates as a portfolio manager since 2004. Mr. Radell was a credit strategist from 2003 to 2004 and became a portfolio manager at Barclays Global Fund Advisors in 2004. Mr. Radell has been a Portfolio Manager of the Fund since 2013.
The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.
Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.
Conflicts of Interest. The investment activities of BFA and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), The PNC Financial Services Group, Inc. (which, through a subsidiary, has a significant economic interest in BlackRock) and its subsidiaries (each with The PNC Financial Services Group, Inc., an “Entity” and collectively, the “Entities”), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BFA, its Affiliates and the Entities provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. BFA, its Affiliates and the Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. BFA or one or more Affiliates or Entities act, or may act, as an investor, investment banker, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, market maker, trader, prime broker, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from, entities for which an Affiliate or an Entity performs or seeks to perform investment banking or other services. Specifically, the Fund may invest in securities of, or engage in other transactions with, companies with which an Affiliate or an Entity has developed or is trying to develop investment banking relationships or in which an Affiliate or an Entity has significant debt or equity investments or other interests. The Fund may also invest in issuances (such as structured notes) by entities for which an Affiliate or an Entity provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in other transactions with, companies for which an Affiliate or an Entity provides or may in the future provide research coverage. An Affiliate or an
22

Entity may have business relationships with, and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also invest in sovereign issuers that are advised by an Affiliate with respect to their debt offerings. The Fund may also make brokerage and other payments to Entities in connection with the Fund's portfolio investment transactions. BFA or one or more Affiliates or Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Fund and BFA, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”)). The trading activities of BFA and these Affiliates or Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in BFA or an Affiliate or an Entity having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Fund.
Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.
In addition, the Fund may, from time to time, enter into transactions in which BFA or an Affiliate or an Entity or its or their directors, officers or employees or other clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BFA, its Affiliates or Entities may adversely impact the Fund. Transactions by one or more clients or by BFA, its Affiliates or Entities or their directors, officers or employees, may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.
The Fund's activities may be limited because of regulatory restrictions applicable to BFA, one or more Affiliates or Entities and/or their internal policies designed to comply with such restrictions.
The activities of BFA, its Affiliates and Entities and their respective directors, officers or employees, may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.
Shareholder Information
Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.
23

Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange or otherwise in the secondary market. The Fund's shares trade under the ticker symbol “ICSH.”
Buying or selling Fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The Fund's spread may also be impacted by the liquidity or illiquidity of the underlying securities held by the Fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.
The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is Cboe BZX.
Section 12(d)(1) of the 1940 Act restricts investments by investment companies, including foreign investment companies, in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations
24

of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC no-action relief.
Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of, and holds legal title to, all outstanding shares of the Fund.
Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the Fund, economic conditions and other factors.
Determination of Net Asset Value. The NAV of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (i) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers (as detailed below) and (ii) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.
The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board.
The Fund values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund's approved independent third-party pricing services, each in accordance with valuation policies and procedures approved by the Board. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at lower prices than institutional round lots. An amortized cost method of valuation may be
25

used with respect to debt obligations with sixty days or less remaining to maturity unless BFA determines in good faith that such method does not represent fair value.
The Fund invests in non-U.S. securities. Foreign currency exchange rates with respect to the portfolio securities denominated in non-U.S. currencies are generally determined as of 4:00 p.m., London time. Non-U.S. securities held by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s NAV may change on days when Authorized Participants will not be able to purchase or redeem Fund shares.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
When market quotations are not readily available or are believed by BFA to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BFA in accordance with policies and procedures approved by the Board. BFA may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of trading or other reasons, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, when there is a significant event subsequent to the most recent market quotation, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. A “significant event” is deemed to occur if BFA determines, in its reasonable business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that the event is likely to cause a material change to the closing market price of one or more assets or liabilities held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in the local markets or in related or highly correlated assets (e.g., American Depositary Receipts, Global Depositary Receipts or substantially identical ETFs) on a trading day after the close of non-U.S. securities markets may be fair valued.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used.
26

Dividends and Distributions
General Policies. Dividends from net investment income, if any, generally are declared and paid at least once a year by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information, based on current law. There is no guarantee that shares of the Fund will receive certain regulatory or accounting treatment. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, in which case your distributions generally will be taxable when withdrawn, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.
Taxes on Distributions. Distributions from the Fund’s net investment income, including distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts. Distributions from the Fund are subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income,” for individuals with incomes exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.
27

You may lose the ability to use foreign tax credits passed through by the Fund if your Fund shares are loaned out pursuant to a securities lending agreement.
If the Fund's distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and will result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder's cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of the Fund as capital assets.
Dividends, interest and capital gains earned by the Fund with respect to securities issued by non-U.S. issuers may give rise to withholding, capital gains and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consists of non-U.S. stocks or securities (generally, for this purpose, depositary receipts, no matter where traded, of non-U.S. companies are treated as “non-U.S.”), generally the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.
For purposes of foreign tax credits for U.S. shareholders of the Fund, foreign capital gains taxes may not produce associated foreign source income, limiting the availability of such credits for U.S. persons.
If you are neither a resident nor a citizen of the U.S. or if you are a non-U.S. entity (other than a pass-through entity to the extent owned by U.S. persons), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold
28

tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.
If you are a resident or a citizen of the U.S., by law, backup withholding at a 24% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.
Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of Fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.
The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.
Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) has entered into an agreement with the Fund's distributor, BlackRock Investments, LLC (the “Distributor”), an affiliate of BFA. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by the Distributor and the Fund, generally takes place when an Authorized Participant deposits into the Fund a specified amount of cash in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a specified amount of cash and/or a designated portfolio of securities (including any portion of such securities for which cash may be substituted). Except when aggregated in Creation Units, shares are not redeemable by the Fund. Creation and redemption baskets may differ and the Fund will accept “custom baskets.” More information regarding custom baskets is contained in the Fund's SAI.
29

The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units with the Fund. Authorized Participants may create or redeem Creation Units for their own accounts or for customers, including, without limitation, affiliates of the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund's instructions or may not be executed at all, or the Fund may not be able to place or change orders.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant that has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund's SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.
Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under
30

different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
Distribution
The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 1 University Square Drive, Princeton, NJ 08540.
BFA or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, data provision services, or their making shares of the Fund and certain other iShares funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the Fund. Rather, such payments are made by BFA or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the iShares funds complex. Payments of this type are sometimes referred to as revenue-sharing payments. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or other financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the Fund or other iShares funds over another investment. More information regarding these payments is contained in the Fund's SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from BFA or its affiliates.
31

Financial Highlights
The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).
Financial Highlights
(For a share outstanding throughout each period)
	iShares Ultra Short-Term Bond ETF
	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16	Year Ended 10/31/15
Net asset value, beginning of year	$ 50.15	$ 50.12	$ 50.04	$ 49.97	$ 50.08
Net investment income(a)	1.38	1.16	0.71	0.47	0.24
Net realized and unrealized gain (loss)(b)	0.23	(0.16)	0.02	(0.02)	(0.07)
Net increase from investment operations	1.61	1.00	0.73	0.45	0.17
Distributions (c)
From net investment income	(1.35)	(0.97)	(0.65)	(0.38)	(0.24)
From net realized gain	—	—	—	—	(0.04)
Total distributions	(1.35)	(0.97)	(0.65)	(0.38)	(0.28)
Net asset value, end of year	$ 50.41	$ 50.15	$ 50.12	$ 50.04	$ 49.97
Total Return
Based on net asset value	3.25%	2.02%	1.47%	0.90%	0.32%
Ratios to Average Net Assets
Total expenses	0.08%	0.08%	0.09%	0.18%	0.18%
Net investment income	2.74%	2.33%	1.43%	0.93%	0.47%
Supplemental Data
Net assets, end of year (000)	$2,195,391	$601,794	$187,932	$25,018	$12,493
Portfolio turnover rate(d)	16%	32%	11%	139%	41%
(a) Based on average shares outstanding.
(b) The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Portfolio turnover rate excludes in-kind transactions.
32

Disclaimers
Shares of the Fund are not sponsored, endorsed or promoted by Cboe BZX. Cboe BZX makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to achieve its investment objective. Cboe BZX is not responsible for, nor has it participated in, the determination of the Fund's investments, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. Cboe BZX has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.
Without limiting any of the foregoing, in no event shall Cboe BZX have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
33

[THIS PAGE INTENTIONALLY LEFT BLANK]

Want to know more?
iShares.com     |    1-800-474-2737
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com. Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.
Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual Report free of charge, please:
Call:	1-800-iShares or 1-800-474-2737 (toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern time)
Email:	iSharesETFs@blackrock.com
Write:	c/o BlackRock Investments, LLC 1 University Square Drive, Princeton, NJ 08540
Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.
©2020 BlackRock, Inc. All rights reserved. iSHARES® and BLACKROCK® are registered trademarks of BFA and its affiliates. All other marks are the property of their respective owners.
Investment Company Act File No.: 811-22649
IS-P-ICSH-0820

iShares® U.S. ETF Trust
Statement of Additional Information
Dated November 29, 2019
(as revised August 17, 2020)
This combined Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectuses (each, a “Prospectus” and collectively, the “Prospectuses”) for the following series of iShares U.S. ETF Trust (the “Trust”):
Fund	Ticker	Listing Exchange
iShares Evolved U.S. Consumer Staples ETF	IECS	Cboe BZX
iShares Evolved U.S. Discretionary Spending ETF	IEDI	Cboe BZX
iShares Evolved U.S. Financials ETF	IEFN	Cboe BZX
iShares Evolved U.S. Healthcare Staples ETF	IEHS	Cboe BZX
iShares Evolved U.S. Innovative Healthcare ETF	IEIH	Cboe BZX
iShares Evolved U.S. Media and Entertainment ETF	IEME	Cboe BZX
iShares Evolved U.S. Technology ETF	IETC	Cboe BZX
The Prospectuses for the above-listed funds (each, a “Fund” and collectively, the “Funds”) are dated November 29, 2019, as amended and supplemented from time to time. Capitalized terms used herein that are not defined have the same meaning as in the applicable Prospectus, unless otherwise noted. A copy of each Fund's Prospectus, Annual Report and Semi-Annual Report may be obtained without charge by writing to the Trust's distributor, BlackRock Investments, LLC (the “Distributor” or “BRIL”), 1 University Square Drive, Princeton, NJ 08540, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com. Each Fund's Prospectus is incorporated by reference into this SAI.
References to the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Securities and Exchange Commission (the “SEC”), SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no action or other relief or permission from the SEC, SEC staff or other authority.
iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.

i

ii

iii

iv

General Description of the Trust and the Funds
The Trust currently consists of 18 investment series or portfolios. The Trust was organized as a Delaware statutory trust on June 21, 2011 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the SEC under the 1940 Act. The offering of the Trust's shares is registered under the Securities Act of 1933, as amended (the “1933 Act”). This SAI relates to the following Funds:
The iShares Evolved U.S. Consumer Staples ETF seeks to provide access to U.S. companies with consumer staples exposure, as classified using a proprietary classification system. The iShares Evolved U.S. Discretionary Spending ETF seeks to provide access to U.S. companies with discretionary spending exposure, as classified using a proprietary classification system. The iShares Evolved U.S. Financials ETF seeks to provide access to U.S. companies with financials exposure, as classified using a proprietary classification system. The iShares Evolved U.S. Healthcare Staples ETF seeks to provide access to U.S. companies with healthcare staples exposure, as classified using a proprietary classification system. The iShares Evolved U.S. Innovative Healthcare ETF seeks to provide access to U.S. companies with innovative healthcare exposure, as classified using a proprietary classification system. The iShares Evolved U.S. Media and Entertainment ETF seeks to provide access to U.S. companies with media and entertainment exposure, as classified using a proprietary classification system. The iShares Evolved U.S. Technology ETF seeks to provide access to U.S. companies with technology exposure, as classified using a proprietary classification system. Each Fund uses the S&P Total Market Index (TMI), its reference benchmark (the “Benchmark”). Each Fund is not an index fund and does not seek to track the performance of this reference Benchmark. Each Fund is managed by BlackRock Fund Advisors (“BFA” or the “Investment Adviser”), an indirect wholly-owned subsidiary of BlackRock, Inc. Each Fund is managed by BlackRock Fund Advisors (“BFA” or the “Investment Adviser”), an indirect wholly-owned subsidiary of BlackRock, Inc.
Each Fund offers and issues shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit”), generally in exchange for a designated portfolio of securities, assets or other positions (including any portion of such securities for which cash may be substituted) (the “Deposit Securities” or “Creation Basket”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of the Funds are listed for trading on Cboe BZX Exchange, Inc. (the “Listing Exchange” or “Cboe BZX”), a national securities exchange. Shares of each Fund are traded in the secondary market and elsewhere at market prices that may be at, above or below the Fund's NAV. Shares are redeemable only in Creation Units by Authorized Participants (as defined in the Portfolio Holdings Information section of this SAI), and, generally, in exchange for portfolio securities and a Cash Amount (as defined in the Redemption of Creation Units section of this SAI). Creation Units typically are a specified number of shares, generally 50,000 or multiples thereof.
The Trust reserves the right to permit or require that creations and redemptions of shares are effected fully or partially in cash. Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement that the Authorized Participant maintain with the Trust collateral as set forth in the handbook for Authorized Participants. The Trust may use such collateral at any time to purchase Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees and other costs associated with creations or redemptions that include a cash portion may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of shares and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.
Exchange Listing and Trading
A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the Shareholder Information section of each Fund's Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the applicable Prospectus.
Shares of each Fund are listed for trading, and trade throughout the day, on the applicable Listing Exchange and in other secondary markets. Shares of each Fund may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of a Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of a Fund from listing if, among other things: (i) a Fund is no
1

longer eligible to operate in reliance on Rule 6c-11 under the Investment Company Act; (ii) if any of the other listing requirements are not continuously maintained; or (iii) any event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will also remove shares of a Fund from listing and trading upon termination of such Fund.
As in the case of other publicly-traded securities, when you buy or sell shares of a Fund through a broker, you may incur a brokerage commission determined by that broker, as well as other charges.
The Trust reserves the right to adjust the share prices of the Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds or an investor's equity interest in the Funds.
Investment Strategies and Risks of the Funds
The iShares Evolved U.S. Consumer Staples ETF seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. listed common stock of large-, mid- and small-capitalization consumer staples companies, as defined by a proprietary classification system. The iShares Evolved U.S. Discretionary Spending ETF seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. listed common stock of large-, mid- and small-capitalization discretionary spending companies, as defined by a proprietary classification system. The iShares Evolved U.S Financials ETF seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. listed common stock of large-, mid- and small-capitalization financial companies, as defined by a proprietary classification system. The iShares Evolved U.S. Healthcare Staples ETF seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. listed common stock of large-, mid- and small-capitalization healthcare equipment and services companies, as defined by a proprietary classification system. The iShares Evolved U.S. Innovative Healthcare ETF seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. listed common stock of large-, mid- and small-capitalization pharmaceutical and biotechnology companies, as defined by a proprietary classification system. The iShares Evolved U.S. Media and Entertainment ETF seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. listed common stock of large-, mid- and small-capitalization media and entertainment companies, as defined by a proprietary classification system. The iShares Evolved U.S. Technology ETF seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. listed common stock of large-, mid- and small-capitalization technology companies, as defined by a proprietary classification system. The classification process, which uses data analysis tools consisting, in part, of machine learning, natural language processing and clustering algorithms to allocate companies to one or more sectors according to a new classification system, is forward looking and evolves as companies evolve.
The eligible universe of securities that are part of the classification process includes U.S. listed common stock of large-, mid- and small-capitalization companies. Based on data and information in the company’s public filings (e.g., regulatory filings, etc.), a company is classified in one or more of the twelve defined sectors (each an “Evolved Sector”). Currently these public filings consist of several years of a company’s 10-Ks and S-1s (if no 10-Ks are available). While each Fund is actively managed, each Fund generally allocates its investments to securities of its Evolved Sector on a market capitalization basis (based on the available free floating capitalization). The classification system allows for a company to be classified into multiple sectors rather than being assigned solely to a single sector. The market capitalization of a single company will be allocated proportionally based on the one or more Evolved Sectors in which the company is classified. This reflects the multidimensional nature of these companies. Sector constituents are expected to evolve dynamically over time to reflect changing business models. BFA may exercise discretion in managing the classification process in limited instances. For example, a company may be excluded (or its inclusion limited) from an Evolved Sector, in part or whole, most commonly in response to position limit restrictions, limited liquidity of a particular security or the fit of a particular company in each Fund. This is different from traditional classification systems that typically will assign a company only to one sector and tend to group companies together on the basis of backward looking metrics like revenue. The iShares Evolved U.S. Consumer Staples ETF will not provide the same returns as a fund that tracks the consumer staples sector as traditionally defined by other classification systems and as a result may not be appropriate for an investor seeking the same exposure as the consumer staples sector as defined by such classification systems. The iShares Evolved U.S. Discretionary Spending ETF will not provide the same returns as a fund that tracks the consumer discretionary sector as traditionally defined by other classification systems and as a result may not be appropriate for an investor seeking the same exposure as the consumer discretionary
2

sector as defined by such classification systems. The iShares Evolved U.S. Financials ETF will not provide the same returns as a fund that tracks the financials sector as traditionally defined by other classification systems and as a result may not be appropriate for an investor seeking the same exposure as the financials sector as defined by such classification systems. The iShares Evolved U.S. Healthcare Staples ETF will not provide the same returns as a fund that tracks the healthcare sector as traditionally defined by other classification systems and as a result may not be appropriate for an investor seeking the same exposure as the healthcare sector as defined by such classification systems. The iShares Evolved U.S. Innovative Healthcare ETF will not provide the same returns as a fund that tracks the healthcare sector as traditionally defined by other classification systems and as a result may not be appropriate for an investor seeking the same exposure as the healthcare sector as defined by such classification systems. The iShares Evolved U.S. Media and Entertainment ETF will not provide the same returns as a fund that tracks the media industry sector as traditionally defined by other classification systems and as a result may not be appropriate for an investor seeking the same exposure as the media industry sector as defined by such classification systems. The iShares Evolved U.S. Technology ETF will not provide the same returns as a fund that tracks the information technology sector as traditionally defined by other classification systems and as a result may not be appropriate for an investor seeking the same exposure as the information technology sector as defined by such classification systems.
The iShares Evolved U.S. Consumer Staples ETF will hold common stock of those companies that fall into the Consumer Staples Evolved Sector which have economic characteristics that have been historically correlated with companies traditionally defined as consumer staples companies. The iShares Evolved U.S. Discretionary Spending ETF will hold common stock of those companies that fall into the Discretionary Spending Evolved Sector which have economic characteristics that have been historically correlated with companies traditionally defined as consumer discretionary companies. The iShares Evolved U.S. Financials ETF will hold common stock of those companies that fall into the Financials Evolved Sector which have economic characteristics that have been historically correlated with companies traditionally defined as financial companies. The iShares Evolved U.S. Healthcare Staples ETF will hold common stock of those companies that fall into the Healthcare Staples Evolved Sector which have economic characteristics that have been historically correlated with companies traditionally defined as healthcare equipment and services companies. The iShares Evolved U.S. Innovative Healthcare ETF will hold common stock of those companies that fall into the Innovative Healthcare Evolved Sector which have economic characteristics that have been historically correlated with companies traditionally defined as pharmaceutical and biotechnology companies. The iShares Evolved U.S. Media and Entertainment ETF will hold common stock of those companies that fall into the Media and Entertainment Evolved Sector which have economic characteristics that have been historically correlated with companies traditionally defined as media and entertainment companies. The iShares Evolved U.S. Technology ETF will hold common stock of those companies that fall into the Technology Evolved Sector which have economic characteristics that have been historically correlated with companies traditionally defined as technology companies. Each Fund may also invest in other securities, including but not limited to, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates. Each Fund is an actively managed exchange-traded fund (“ETF”) and does not seek to replicate the performance of a specified index and may have a higher degree of portfolio turnover than such index funds.
Although the Funds do not seek leveraged returns, certain instruments used by the Funds may have a leveraging effect as described below.
Borrowing.  Each Fund may borrow for temporary or emergency purposes, including to meet payments due from redemptions or to facilitate the settlement of securities or other transactions.
The purchase of securities while borrowings are outstanding may have the effect of leveraging a Fund. The incurrence of leverage increases a Fund’s exposure to risk, and borrowed funds are subject to interest costs that will reduce net income. Purchasing securities while borrowings are outstanding creates special risks, such as the potential for greater volatility in the net asset value of Fund shares and in the yield on a Fund’s portfolio. In addition, the interest expenses from borrowings may exceed the income generated by a Fund’s portfolio and, therefore, the amount available (if any) for distribution to shareholders as dividends may be reduced. BFA may determine to maintain outstanding borrowings if it expects that the benefits to a Fund’s shareholders will outweigh the current reduced return.
Certain types of borrowings by a Fund must be made from a bank or may result in a Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede BFA’s management of a Fund’s portfolio in accordance with a Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may
3

result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.
Derivatives.  The Funds may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Fund to increase or decrease the level of risk to which a Fund is exposed more quickly and efficiently than transactions in other types of instruments. The Funds may use derivatives for hedging purposes. The Funds may also use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if a Fund is primarily seeking to achieve gains, rather than to offset the risk of other positions. When a Fund invests in a derivative for speculative purposes, a Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. Unless otherwise permitted, a Fund may not use any derivatives to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.
Diversification Status.  Each Fund is classified as “non-diversified.” A non-diversified fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may constitute a significant percentage of a fund’s investment portfolio. This may adversely affect a fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.
Each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Funds and may make it less likely that the Funds will meet their respective investment objectives.
Futures, Options on Futures and Securities Options.  Futures contracts, options on futures and securities options may be used by a Fund to facilitate trading or to reduce transaction costs. Each Fund may enter into futures contracts and options on futures that are traded on a U.S. or non-U.S. futures exchange. Each Fund will not use futures, options on futures or securities options for speculative purposes. Each Fund intends to use futures and options on futures in accordance with Rule 4.5 of the Commodity Futures Trading Commission (the “CFTC”) promulgated under the Commodity Exchange Act (“CEA”). BFA, with respect to certain Funds, has claimed an exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 so that BFA, with respect to such Funds, is not subject to registration or regulation as a commodity pool operator under the CEA. See the Regulation Regarding Derivatives section of this SAI for more information.
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Each Fund may enter into futures contracts to purchase securities indexes when BFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is similar to a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract if all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” will be made to and from the broker daily as the price of the instrument or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, each Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract. To the extent required by law, each Fund will segregate liquid assets in an amount equal to its delivery obligations under the futures contracts. An option on a futures contract, as contrasted with a direct investment in such a contract, gives the purchaser the right, but no obligation, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the
4

option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed-upon price per share, also known as the “strike price,” less the premium received from writing the put. The Funds may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of their portfolio securities or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.
A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at an exercise price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Each Fund may purchase or sell securities options on a U.S. or non-U.S. securities exchange or in the over-the-counter (“OTC”) market through a transaction with a dealer. Options on a securities index are typically settled on a net basis based on the appreciation or depreciation of the index level over the strike price. Options on single name securities may be cash- or physically-settled, depending upon the market in which they are traded. Options may be structured so as to be exercisable only on certain dates or on a daily basis. Options may also be structured to have conditions to exercise (i.e., “Knock-in Events”) or conditions that trigger termination (i.e., “Knock-out Events”). Investments in futures contracts and other investments that contain leverage may require each Fund to maintain liquid assets in an amount equal to its delivery obligations under these contracts and other investments. Generally, each Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to “cash-settle,” each Fund maintains liquid assets in an amount at least equal to the Fund’s daily marked-to-market obligation (i.e., each Fund’s daily net liability, if any), rather than the contracts’ notional value (i.e., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, each Fund may employ leverage to a greater extent than if the Fund were required to set aside assets equal to the futures contracts’ full notional value. Each Fund bases its asset maintenance policies on methods permitted by the SEC and its staff and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff. Changes in SEC guidance regarding the use of derivatives by registered investment companies may adversely impact a Fund’s ability to invest in futures, options or other derivatives or make investments in such instruments more expensive.
Lending Portfolio Securities.  Each Fund may lend portfolio securities to certain borrowers that BFA determines to be creditworthy, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loaned by the particular Fund exceeds one-third of the value of such Fund's total assets (including the value of the collateral received). A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives, by way of substitute payment, the value of any interest or cash or non-cash distributions paid on the loaned securities that it would have received if the securities were not on loan.
With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Funds are typically compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is typically compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, including those affiliated with BFA; such investments are subject to investment risk.
Each Fund conducts its securities lending pursuant to an exemptive order from the SEC permitting it to lend portfolio securities to borrowers affiliated with the Fund and to retain an affiliate of the Fund to act as securities lending agent. To the extent that a Fund engages in securities lending, BlackRock Institutional Trust Company, N.A. (“BTC”) acts as securities lending agent for the Fund, subject to the overall supervision of BFA. BTC administers the lending program in accordance with guidelines approved by the Trust's Board of Trustees (the “Board,” the trustees of which are the “Trustees”).
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral
5

reinvestments and the fees a Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for a Fund. A Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments received by a Fund representing dividends paid on securities loaned out by the Fund will not be considered qualified dividend income. BTC will take into account the tax effects on shareholders caused by this difference in connection with a Fund’s securities lending program. Substitute payments received on tax-exempt securities loaned out will not be tax-exempt income.
Liquidity Risk Management.  Rule 22e-4 under the Investment Company Act (the “Liquidity Rule”) requires open-end funds, including ETFs such as the Funds, to establish a liquidity risk management program (the “Liquidity Program”) and enhance disclosures regarding fund liquidity. As required by the Liquidity Rule, the Funds have implemented a Liquidity Program, and the Board, including a majority of the Independent Trustees of the Trust, has appointed BFA as the administrator of the Liquidity Program. Under the Liquidity Program, BFA assesses, manages, and periodically reviews each Fund’s liquidity risk and classifies each investment held by a Fund as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The Liquidity Rule defines “liquidity risk” as the risk that a Fund could not meet requests to redeem shares issued by a Fund without significant dilution of the remaining investors’ interest in a Fund. The liquidity of a Fund's portfolio investments is determined based on relevant market, trading and investment-specific considerations under the Liquidity Program. There are exclusions from certain portions of the liquidity risk management program requirements for “in-kind” ETFs, as defined in the Liquidity Rule. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, a Fund can expect to be exposed to greater liquidity risk.
Regulation Regarding Derivatives.  The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. The CFTC also subjects advisers to registered investment companies to regulation by the CFTC if the registered investment company invests in one or more commodity pools. To the extent a Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and intends not to market itself as a “commodity pool” or a vehicle for trading such instruments.
BFA has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA with respect to each of the Funds. BFA is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA with respect to the Funds.
Derivative contracts, including, without limitation, swaps, currency forwards, and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the U.S. and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Swaps, non-deliverable forwards and certain other derivatives traded in the OTC market are subject to variation margin requirements and initial margining requirements will be phased in through 2020. Implementation of the margining and other provisions of the Dodd-Frank Act regarding clearing, mandatory trading, reporting and documentation of swaps and other derivatives have impacted and may continue to impact the costs to a Fund of trading these instruments and, as a result, may affect returns to investors in a Fund.
As a result of regulatory requirements under the 1940 Act, each Fund is required to maintain an amount of liquid assets, accrued on a daily basis, having an aggregate value at least equal to the value of a Fund’s obligations under the applicable derivatives contract. To the extent that derivatives contracts are settled on a physical basis, a Fund will generally be required to maintain an amount of liquid assets equal to the notional value of the contract. On the other hand, in connection with derivatives contracts that are performed on a net basis, a Fund will generally be required to maintain liquid assets, accrued daily, equal only to the accrued excess, if any, of a Fund’s obligations over those of its counterparty under the contract. Accordingly, reliance by a Fund on physically-settled derivatives contracts may adversely impact investors by requiring a Fund to set aside a greater amount of liquid assets than would generally be required if a Fund were relying on cash-settled derivatives contracts.
Each Fund (the “No-Action Letter Funds”) may also have investments in “underlying funds” (and such underlying funds themselves may invest in underlying funds) not advised by BFA (the term “underlying fund” for purposes of the no-action
6

letter referenced below may include, but is not limited to, certain securitized vehicles, mortgage or international real estate investment trusts, business development companies and, investment companies that may invest in CFTC Derivatives or in any of the foregoing), and therefore may be viewed by the CFTC as commodity pools. BFA has no transparency into the holdings of these underlying funds because they are not advised by BFA. To address this issue of lack of transparency, the CFTC staff issued a no-action letter on November 29, 2012 permitting the adviser of a fund that invests in such underlying funds and that would otherwise have filed a claim of exclusion pursuant to CFTC Rule 4.5 to delay registration as a “commodity pool operator” until six months from the date on which the CFTC issues additional guidance on the treatment of CFTC Derivatives held by underlying funds. BFA, the adviser of the No-Action Letter Funds, has filed a claim with the CFTC for the Funds to rely on this no-action relief. Accordingly, BFA is not currently subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Funds.
Repurchase Agreements.  A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires a security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by a Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.
In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are determined to (A) have exceptionally strong capacity to meet their financial obligations and (B) are sufficiently liquid such that they can be sold at approximately their carrying value in the ordinary course of business within seven days.
Repurchase agreements pose certain risks for a Fund, should it decide to utilize them. Such risks are not unique to the Funds, but are inherent in repurchase agreements. The Funds seek to minimize such risks, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with a longer maturity may be subject to greater price fluctuations than higher quality collateral and collateral with a shorter maturity. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, a Fund would likely retain the status of an unsecured creditor of the counterparty (i.e., the position a Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.
Reverse Repurchase Agreements.  Reverse repurchase agreements involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if a Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and a Fund intends to use the reverse repurchase technique only when BFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any increase or decrease in the value of a Fund’s assets. A Fund's exposure to reverse repurchase agreements will be covered by liquid assets having a value equal to or greater than the Fund's obligations under such commitments. The use of reverse repurchase agreements is a form of leverage, and the proceeds obtained by a Fund through reverse repurchase agreements may be invested in additional securities.
Securities of Investment Companies.  Each Fund may invest in the securities of other investment companies (including money market funds and business development companies) to the extent permitted by law. Pursuant to the 1940 Act, a Fund’s investment in registered investment companies is generally limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of a Fund’s total assets with respect to any one investment company; and (iii) 10% of a Fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, each Fund intends from time to time to invest its assets in the securities of investment companies,
7

including, but not limited to, money market funds, including those advised by or otherwise affiliated with BFA, in excess of the general limits discussed above. Other investment companies in which a Fund may invest can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect a Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies (as disclosed in the Prospectus, as applicable).
Short-Term Instruments and Temporary Investments.  Each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include, but are not limited to: (i) shares of money market funds (including those advised by BFA or otherwise affiliated with BFA); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit, bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody's® Investors Service, Inc., “F-1” by Fitch Ratings, Inc., or “A-1” by Standard & Poor's® Financial Services LLC, a subsidiary of S&P Global, Inc. (“S&P Global Ratings”), or if unrated, of comparable quality as determined by BFA; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that have been determined to present minimal credit risks, in accordance with the requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BFA, are of comparable quality to obligations of U.S. banks that may be purchased by a Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
Swap Agreements.  Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on a pre-determined underlying investment or notional amount. In return, the other party agrees to make periodic payments to the first party based on the return (or a differential in rate of return) earned or realized on the underlying investment or notional amount. Swap agreements will usually be performed on a net basis, with a Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by the Fund.
The Funds may enter into swap agreements, including currency swaps, interest rate swaps and index swaps. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets.
Tracking Stocks.  A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.
Future Developments.  The Board may, in the future, authorize each Fund to invest in securities contracts and investments, other than those listed in this SAI and in the applicable Prospectuses, provided they are consistent with each Fund's investment objective and do not violate any of its investment restrictions or policies.
General Considerations and Risks
A discussion of some of the principal risks associated with an investment in a Fund is contained in the applicable Prospectus.
An investment in a Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of stocks in general, and other factors that affect the market. The order of the below risk factors does not indicate the significance of any particular risk factor.
8

Set forth below is more detailed information regarding the types of instruments in which the Funds may invest, strategies BFA may employ in pursuit of the Funds' investment objective and related risks.
Borrowing Risk.  Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on a Fund’s portfolio. Borrowing will cause a Fund to incur interest expense and other fees. The costs of borrowing may reduce a Fund’s return. Borrowing may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.
Dividend Risk.  There is no guarantee that issuers of the stocks held by a Fund will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.
Illiquid Investments Risk.  Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. The liquidity of an investment will be determined based on relevant market, trading and investment specific considerations as set out in the Liquidity Program as required by the Liquidity Rule. Illiquid investments may trade at a discount to comparable, more liquid investments and a Fund may not be able to dispose of illiquid investments in a timely fashion or at their expected prices. If illiquid investments exceed 15% of a Fund’s net assets, the Liquidity Rule and the Liquidity Program will require that certain remedial actions be taken.
Mortgage Finance Companies Risk.  Mortgage finance companies provide mortgages, mortgage insurance, and related services to commercial and individual borrowers. Mortgage finance companies are subject to many of the same risks as mortgage real estate investment trusts (“REITs”), including the credit risk of their borrowers, the risk that the value of a mortgaged property may be less than the amount owed on the property, and interest rate risk.
Operational Risk.  BFA and a Fund's other service providers may experience disruptions or operating errors such as processing errors or human errors, inadequate or failed internal or external processes, or systems or technology failures, that could negatively impact the Funds. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from a Fund’s in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. BFA, through its monitoring and oversight of service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for BFA or the other Fund service providers to identify all of the operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
Residential and Residential-Related REIT Sub-Industry Risk.  REITs that have exposure to residential real estate and certain types of commercial real estate, including properties operated by healthcare providers and self-storage companies. In addition to the risks related to REITs generally, investments in these Equity REITs are subject to additional subsector-specific risks. Residential real estate may be affected by unique supply and demand factors that do not apply to other REIT sub-sectors. In addition, many investors may already have exposure to residential real estate through ownership of a home. The value of healthcare-focused REITs may be affected by changes in federal or state regulation of healthcare providers and reimbursement rates to healthcare providers under Medicare, Medicaid and other public or private health insurance plans. Unlike less specialized commercial real estate, when tenants vacate healthcare-related properties, the ability of property management to find replacement tenants may be impaired by the properties’ specialized healthcare uses. Investments in self-storage REITs are subject to changes in demand levels for self-storage. In addition, self-storage operators may be liable for unplanned environmental and hazardous waste compliance costs associated with operating self-storage locations.
Risk of Derivatives.  A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset, such as a security, a commodity (such as gold or silver), a currency or an index (a measure of value or rates, such as the S&P 500® or the prime lending rate). A Fund may invest in securities options and other derivatives. Compared to securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. Derivatives generally involve the incurrence of leverage. To address such leverage and to prevent a Fund from being deemed to have issued senior securities as a result of an investment in derivatives, such Fund will segregate liquid assets equal to its obligations under the derivatives throughout the life of the investment.
9

When a derivative is used as a hedge against a position that a Fund holds or is committed to purchase, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains, and in some cases, hedging can cause losses that are not offset by gains, and the Fund will recognize losses on both the investment and the hedge. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that a Fund's hedging transactions, which entail additional transaction costs, will be effective.
Risk of Equity Securities.  An investment in a Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of stock markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares of the Fund). Common stocks are susceptible to general stock market fluctuations and to increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Holders of common stocks incur more risks than holders of preferred stocks and debt obligations because common stockholders generally have rights to receive payments from stock issuers that are inferior to the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (the value of which, however, is subject to market fluctuations prior to maturity), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity date. In addition, issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock price to decline.
Although most of the securities in each Fund's portfolio are listed on a securities exchange, the principal trading market for some of the securities may be in the OTC market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.
Risk of Futures and Options on Futures Transactions.  There are several risks accompanying the utilization of futures contracts and options on futures contracts. A position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Futures contracts, by definition, project price levels in the future and not current levels of valuation; therefore, market circumstances may result in a discrepancy between the price of the future and the movement in a Fund's portfolio. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to deliver the instruments underlying the futures contracts it has sold.
The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intends to utilize futures and options contracts in a manner designed to limit the risk exposure to levels comparable to a direct investment in the types of stocks in which they invest.
Utilization of futures and options on futures by a Fund involves the risk of loss of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BFA as to anticipated trends, which predictions could prove to be incorrect.
Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily
10

limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting each Fund to substantial losses. In the event of adverse price movements, each Fund would be required to make daily cash payments of variation margin.
Risk of Swap Agreements.  The risk of loss with respect to swaps is generally limited to the net amount of payments that a Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws, which could affect such Fund’s rights as a creditor (e.g., a Fund may not receive the net amount of payments that it is contractually entitled to receive).
A Fund is required to post and collect variation margin (comprised of specified liquid securities subject to haircuts) in connection with trading of OTC swaps. Initial margin requirements are in the process of being phased in, and a Fund may be subject to such requirements as early as September 2020. These requirements may raise the costs for a Fund’s investment in swaps.
Risk of Investing in Mid-Capitalization Companies.  Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies, and, therefore, a Fund’s share price may be more volatile than that of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business or economic developments, and the stocks of mid-capitalization companies may be less liquid than those of large-capitalization companies, making it more difficult for the Funds to buy and sell shares of mid-capitalization companies. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.
Risk of Investing in Small-Capitalization Companies.  Stock prices of small-capitalization companies may be more volatile than those of larger companies, and, therefore, a Fund's share price may be more volatile than that of funds that invest a larger percentage of their assets in stocks issued by large-capitalization or mid-capitalization companies. Stock prices of small-capitalization companies are generally more vulnerable than those of large-capitalization or mid-capitalization companies to adverse business and economic developments. The stocks of small-capitalization companies may be thinly traded, making it difficult for the Funds to buy and sell them. In addition, small-capitalization companies are typically less financially stable than larger, more established companies and may depend on a small number of essential personnel, making them more vulnerable to loss of personnel. Small-capitalization companies also normally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments concerning their products.
Risk of Investing in the Biotechnology Industry.  Companies in the biotechnology industry, as traditionally defined, depend on the successful development of new and proprietary technologies. There can be no assurance that the development of new technologies will be successful or that intellectual property rights will be obtained with respect to new technologies. The loss or impairment of intellectual property rights may adversely affect the profitability of biotechnology companies. In addition, companies in the biotechnology industry spend heavily on research and development and their products or services may not prove commercially successful or may become obsolete quickly. The risks of high development costs may be exacerbated by the inability to raise prices as a result of managed care pressure, government regulation or price controls. Biotechnology companies can suffer persistent losses during the transition of new products from development to production or when products are or may be subject to regulatory approval processes or regulatory scrutiny and, as a consequence, the earnings of biotechnology companies may be erratic. Companies in the biotechnology industry are also exposed to the risk that they will be subject to products liability claims. Companies involved in the biotechnology industry may be subject to extensive government regulations by the U.S. Food and Drug Administration, the U.S. Environmental Protection Agency and the U.S. Department of Agriculture, among other foreign and domestic regulators. Such regulation may significantly affect and limit biotechnology research, product development and approval of products.
Risk of Investing in the Communication Services Sector.  The communication services sector consists of both companies in the telecommunication services industry as well as those in the media and entertainment industry. Examples of companies in the telecommunication services industry group include providers of fiber-optic, fixed-line, cellular and wireless telecommunications networks. Companies in the media and entertainment industry group encompass a variety of services
11

and products including television broadcasting, gaming products, social media, networking platforms, online classifieds, online review websites, and Internet search engines. Companies in the communication services sector may be affected by industry competition, substantial capital requirements, government regulation, and obsolescence of communications products and services due to technological advancement. Fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company's profitability. In addition, while all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
The communication services sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of communications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. The communications services industry can also be significantly affected by intense competition for market share, including competition with alternative technologies such as wireless communications, product compatibility and standardization, consumer preferences, rapid product obsolescence, research and development of new products, lack of standardization or compatibility with existing technologies, and a dependency on patent and copyright protections. Companies in the communication services sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain communications companies obsolete.
Telecommunications providers with exposure to the U.S. are generally required to obtain franchises or licenses in order to provide services in a given location. Licensing and franchise rights in the telecommunications sector are limited, which may provide an advantage to certain participants. Limited availability of such rights, high barriers to market entry and regulatory oversight, among other factors, have led to consolidation of companies within the sector, which could lead to further regulation or other negative effects in the future. Telecommunication providers investing in non-U.S. countries may be subject to similar risks. Additional risks include those related to competitive challenges in the U.S. from non-U.S. competitors engaged in strategic joint ventures with U.S. companies and in non-U.S. markets from both U.S. and non-U.S. competitors.
Companies in the media and entertainment industries can be significantly affected by several factors, including competition, particularly in formulation of products and services using new technologies, cyclicality of revenues and earnings, a potential decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, and the potential increase in government regulation. Companies in the media and entertainment industries may become obsolete quickly. Advertising spending can be an important revenue source for media and entertainment companies. During economic downturns advertising spending typically decreases and, as a result, media and entertainment companies tend to generate less revenue.
Risk of Investing in the Consumer Defensive Industry.  A Fund is subject to risks faced by companies in the consumer defensive industry, including: governmental regulation affecting the permissibility of using various food additives and production methods, which could affect profitability; new laws or litigation that may adversely affect tobacco companies; fads, marketing campaigns and other factors affecting supply and demand that may strongly affect securities prices and profitability of food, beverage and fashion related products; and international events that may affect food and beverage companies that derive a substantial portion of their net income from foreign countries.
Risk of Investing in the Consumer Discretionary Sector.  Companies engaged in the design, production or distribution of products or services for the consumer discretionary sector, as traditionally defined (including, without limitation, television and radio broadcasting, manufacturing, publishing, recording and musical instruments, motion pictures, photography, amusement and theme parks, gaming casinos, sporting goods and sports arenas, camping and recreational equipment, toys and games, apparel, travel-related services, automobiles, hotels and motels, and fast food and other restaurants) are subject to the risk that their products or services may become obsolete quickly. The success of these companies can depend heavily on disposable household income and consumer spending. During periods of an expanding economy, the consumer discretionary sector may outperform the consumer staples sector, but may underperform when economic conditions worsen. Moreover, the consumer discretionary sector can be significantly affected by several factors, including, without
12

limitation, the performance of domestic and international economies, exchange rates, changing consumer preferences, demographics, marketing campaigns, cyclical revenue generation, consumer confidence, commodity price volatility, labor relations, interest rates, import and export controls, intense competition, technological developments and government regulation.
Risk of Investing in the Consumer Goods Industry.  Companies in the consumer goods industry include companies involved in the design, production or distribution of goods for consumers, including food, household, home, personal and office products, clothing and textiles. The success of the consumer goods industry is tied closely to the performance of the domestic and international economy, interest rates, exchange rates, competition, consumer confidence and consumer disposable income. The consumer goods industry may be affected by trends, marketing campaigns and other factors affecting consumer demand. Governmental regulation affecting the use of various food additives may affect the profitability of certain companies in the consumer goods industry. In addition, tobacco companies may be adversely affected by new laws, regulations and litigation. Many consumer goods may be marketed globally, and consumer goods companies may be affected by the demand and market conditions in other countries and regions. Companies in the consumer goods industry may be subject to severe competition, which may also have an adverse impact on their profitability. Changes in demographics and consumer preferences may affect the success of consumer products.
Risk of Investing in the Consumer Services Industry.  The success of firms in the consumer services industry and certain retailers (including food and beverage, general retailers, media, and travel and leisure) is tied closely to the performance of the domestic and international economy, interest rates, exchange rates, competition and consumer confidence. The consumer services industry depends heavily on disposable household income and consumer spending. Companies in the consumer services industry may be subject to severe competition, which may also have an adverse impact on their profitability. Companies in the consumer services industry are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. Changes in demographics and consumer preferences may affect the success of consumer service providers.
Risk of Investing in the Consumer Staples Sector.  Companies in the consumer staples sector, as traditionally defined, may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector may also be affected by changes in global economic, environmental and political events, economic conditions, the depletion of resources, and government regulation. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. In addition, tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Companies in the consumer staples sector also may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions. Companies in the consumer staples sector may be subject to severe competition, which may also have an adverse impact on their profitability.
Risk of Investing in the Financials Sector.  Companies in the financials sector, as traditionally defined, include regional and money center banks, securities brokerage firms, asset management companies, savings banks and thrift institutions, specialty finance companies (e.g., credit card, mortgage providers), insurance and insurance brokerage firms, consumer finance firms, financial conglomerates and foreign banking and financial companies.
Most financial companies are subject to extensive governmental regulation, which limits their activities and may affect their ability to earn a profit from a given line of business. Government regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by the regulation. Direct governmental intervention in the operations of financial companies and financial markets may materially and adversely affect the companies in which a Fund invests, including legislation in many countries that may increase government regulation, repatriation and other intervention. The impact of governmental intervention and legislative changes on any individual financial company or on the financials sector as a whole cannot be predicted. The valuation of financial companies has been and continues to be subject to unprecedented volatility and may be influenced by unpredictable factors, including interest rate risk and sovereign debt default. Certain financial businesses are subject to intense competitive pressures, including market share and price competition. Financial companies in foreign countries are subject to market specific and general regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include taxes and controls on interest rates, credit availability, minimum capital requirements, bans on short sales, limits on prices and
13

restrictions on currency transfers. In addition, companies in the financials sector may be the targets of hacking and potential theft of proprietary or customer information or disruptions in service, which could have a material adverse effect on their businesses.
The profitability of banks, savings and loan associations and financial companies is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change; for instance, when interest rates go up, the value of securities issued by many types of companies in the financials sector generally goes down. In other words, financial companies may be adversely affected in certain market cycles, including, without limitation, during periods of rising interest rates, which may restrict the availability and increase the cost of capital, and during periods of declining economic conditions, which may cause, among other things, credit losses due to financial difficulties of borrowers.
In addition, general economic conditions are important to the operations of these companies, and financial difficulties of borrowers may have an adverse effect on the profitability of financial companies. Financial companies can be highly dependent upon access to capital markets, and any impediments to such access, such as adverse overall economic conditions or a negative perception in the capital markets of a financial company’s financial condition or prospects, could adversely affect its business. Deterioration of credit markets can have an adverse impact on a broad range of financial markets, causing certain financial companies to incur large losses. In these conditions, companies in the financials sector may experience significant declines in the valuation of their assets, take actions to raise capital and even cease operations. Some financial companies may also be required to accept or borrow significant amounts of capital from government sources and may face future government-imposed restrictions on their businesses or increased government intervention. In addition, there is no guarantee that governments will provide any such relief in the future. These actions may cause the securities of many companies in the financials sector to decline in value.
Risk of Investing in the Healthcare Sector.  Companies in the healthcare sector, as traditionally defined, including healthcare equipment and services companies, are often issuers whose profitability may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising or falling costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, a limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection and the actual or perceived safety and efficiency of their products.
Patents have a limited duration, and, upon expiration, other companies may market substantially similar “generic” products that are typically sold at a lower price than the patented product, which can cause the original developer of the product to lose market share and/or reduce the price charged for the product, resulting in lower profits for the original developer. As a result, the expiration of patents may adversely affect the profitability of these companies.
In addition, because the products and services of many companies in the healthcare sector affect the health and well-being of many individuals, these companies are especially susceptible to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, which can result in increased development costs, delayed cost recovery and loss of competitive advantage to the extent that rival companies have developed competing products or procedures, adversely affecting the company’s revenues and profitability. In other words, delays in the regulatory approval process may diminish the opportunity for a company to profit from a new product or to bring a new product to market, which could have a material adverse effect on a company’s business. Healthcare companies may also be strongly affected by scientific biotechnology or technological developments, and their products may quickly become obsolete. Also, many healthcare companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws. Changes in governmental policies or laws may span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of healthcare services, tax incentives and penalties related to healthcare insurance premiums, and promotion of prepaid healthcare plans. In addition, a number of legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare sector.
Additionally, the expansion of facilities by healthcare-related providers may be subject to “determinations of need” by certain government authorities. This process not only generally increases the time and costs involved in these expansions, but also makes expansion plans uncertain, limiting the revenue and profitability growth potential of healthcare-related facilities operators and negatively affecting the prices of their securities. Moreover, in recent years, both local and national
14

governmental budgets have come under pressure to reduce spending and control healthcare costs, which could both adversely affect regulatory processes and public funding available for healthcare products, services and facilities.
Risk of Investing in the Industrials Sector.  The value of securities issued by companies in the industrials sector, as traditionally defined, may be adversely affected by supply of and demand for both their specific products or services and for industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, trade disputes, world events and economic conditions may affect the performance of companies in the industrials sector. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. For example, commodity price declines and unit volume reductions resulting from an over-supply of materials used in the industrials sector can adversely affect the sector. Furthermore, companies in the industrials sector may be subject to liability for environmental damage, product liability claims, depletion of resources, and mandated expenditures for safety and pollution control.
Risk of Investing in the Information Technology Sector.  Companies in the information technology sector, as traditionally defined, face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Information technology companies are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. Finally, while all companies may be susceptible to network security breaches, certain companies in the information technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses. These risks are heightened for information technology companies in foreign markets.
Risk of Investing in the Materials Sector.  Companies in the materials sector may be adversely affected by commodity price volatility, exchange rate fluctuations, social and political unrest, import controls, increased competition, depletion of resources, technical progress, labor relations and government regulations, and mandated expenditures for safety and pollution control, among other factors. Companies in the materials sector are also at risk of liability for environmental damage and product liability claims. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns. These risks are heightened for companies in the materials sector located in foreign markets.
Risk of Investing in the Media Sub-Industry.  Companies in the media sub-industry may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology. Media companies are subject to risks that include cyclicality of revenues and earnings, a potential decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, competition in the industry and the potential for increased state and federal regulation. Advertising spending is an important source of revenue for media companies. During economic downturns, advertising spending typically decreases and, as a result, media companies tend to generate less revenue.
Risk of Investing in the Medical Equipment Industry.  Many companies in the medical equipment industry, as traditionally defined, are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of these companies. Companies in the medical equipment industry may be subject to extensive litigation based on product liability and similar claims as well as competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. The profitability of some medical equipment companies may be dependent on a relatively limited number of products. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the medical equipment industry are subject to regulatory approvals, and the process of obtaining such approvals is long and costly.
15

Risk of Investing in the Producer Durables Industry.  The producer durables industry includes companies involved in the design, manufacture or distribution of industrial durables such as electrical equipment and components, industrial products, and housing and telecommunications equipment. These companies may be affected by changes in domestic and international economies and politics, consolidation, and excess capacity. Companies in the producer durables industry face intense competition, which may have an adverse effect on their profitability. The success of companies in the producer durables industry may be strongly affected by changes in consumer demands, spending, tastes and preferences. Companies in the producer durables industry may be dependent on outside financing, which may be difficult to obtain. Producer durables companies may be unable to protect their intellectual property rights or may be liable for infringing the intellectual property rights of others. In addition, these companies may be significantly affected by other factors such as economic cycles, rapid technical obsolescence, government regulations, labor relations, delays in modernization, overall capital spending levels and product liability lawsuits.
Risk of Investing in the Real Estate Industry.  Companies in the real estate industry, as traditionally defined, include companies that invest in real estate, such as REITs, real estate holding and operating companies or real estate development companies (collectively, “Real Estate Companies”). Investing in Real Estate Companies exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which Real Estate Companies are organized and operated. The real estate industry is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Investing in Real Estate Companies involves various risks. Some risks that are specific to Real Estate Companies are discussed in greater detail below.
Interest Rate Risk. Rising interest rates could result in higher costs of capital for Real Estate Companies, which could negatively impact a Real Estate Company’s ability to meet its payment obligations. Declining interest rates could result in increased prepayment on loans and require redeployment of capital in less desirable investments.
Leverage Risk. Real Estate Companies may use leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a Real Estate Company’s operations and market value in periods of rising interest rates. Real Estate Companies are also exposed to the risks normally associated with debt financing. Financial covenants related to a Real Estate Company’s leverage may affect the ability of the Real Estate Company to operate effectively. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of a Real Estate Company to make payments of any interest and principal on its debt securities will be adversely affected.
Loan Foreclosure Risk. Real Estate Companies may foreclose on loans that the Real Estate Company originated and/or acquired. Foreclosure may generate negative publicity for the underlying property that affects its market value. In addition to the length and expense of such proceedings, the validity of the terms of the applicable loan may not be recognized in foreclosure proceedings. Claims and defenses asserted by borrowers or other lenders may interfere with the enforcement of rights by a Real Estate Company. Parallel proceedings, such as bankruptcy, may also delay resolution and limit the amount of recovery on a foreclosed loan by a Real Estate Company even where the property underlying the loan is liquidated.
Property Risk. Real Estate Companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies due to economic conditions and tenant bankruptcies; catastrophic events such as earthquakes, hurricanes and terrorist acts; and casualty or condemnation losses. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments.
Distressed Investment Risk. Real Estate Companies may invest in distressed, defaulted or out-of-favor bank loans. Identification and implementation by a Real Estate Company of loan modification and restructure programs involves a high degree of uncertainty. Even successful implementation may still require adverse compromises and may not prevent bankruptcy. Real Estate Companies may also invest in other debt instruments that may become non-performing, including the securities of companies with higher credit and market risk due to financial or operational difficulties. Higher risk securities may be less liquid and more volatile than the securities of companies not in distress.
Underlying Investment Risk. Real Estate Companies make investments in a variety of debt and equity instruments with varying risk profiles. For instance, Real Estate Companies may invest in debt instruments secured by commercial property that have higher risks of delinquency and foreclosure than loans on single family homes due to a variety of factors associated with commercial property, including the tie between income available to service debt and productive use of the property. Real
16

Estate Companies may also invest in debt instruments and preferred equity that are junior in an issuer’s capital structure and that involve privately negotiated structures. Subordinated debt investments, such as B-Notes and mezzanine loans, involve a greater credit risk of default due to the need to service more senior debt of the issuer. Similarly, preferred equity investments involve a greater risk of loss than conventional debt financing due to their non-collateralized nature and subordinated ranking. Investments in commercial mortgage-backed securities may also be junior in priority in the event of bankruptcy or similar proceedings. Investments in senior loans may be effectively subordinated if the senior loan is pledged as collateral. The ability of a holder of junior claims to proceed against a defaulting issuer is circumscribed by the terms of the particular contractual arrangement, which vary considerably from transaction to transaction.
Management Risk. Real Estate Companies are dependent upon management skills and may have limited financial resources. Real Estate Companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and voluntary liquidation. In addition, transactions between Real Estate Companies and their affiliates may be subject to conflicts of interest, which may adversely affect a Real Estate Company’s shareholders. A Real Estate Company may also have joint venture investments in certain of its properties, and, consequently, its ability to control decisions relating to such properties may be limited.
Illiquidity Risk. Investing in Real Estate Companies may involve risks similar to those associated with investing in small-capitalization companies. Real Estate Company securities, like the securities of small-capitalization companies, may be more volatile than, and perform differently from, shares of large-capitalization companies. There may be less trading in Real Estate Company shares, which means that buy and sell transactions in those shares could have a magnified impact on share price, resulting in abrupt or erratic price fluctuations. In addition, real estate is relatively illiquid, and, therefore, a Real Estate Company may have a limited ability to vary or liquidate properties in response to changes in economic or other conditions.
Concentration Risk. Real Estate Companies may own a limited number of properties and concentrate their investments in a particular geographic region or property type. Economic downturns affecting a particular region, industry or property type may lead to a high volume of defaults within a short period.
U.S. Tax Risk. Certain U.S. Real Estate Companies are subject to special U.S. federal tax requirements. A REIT that fails to comply with such tax requirements may be subject to U.S. federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions. The U.S. federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. A REIT that successfully maintains its qualification may still become subject to U.S. federal, state and local taxes, including excise, penalty, franchise, payroll, mortgage recording, and transfer taxes, both directly and indirectly through its subsidiaries. Because REITs often do not provide complete tax information until after the calendar year-end, a Fund may at times need to request permission to extend the deadline for issuing your tax reporting statement or supplement the information otherwise provided to you.
Regulatory Risk. Real estate income and values may be adversely affected by such factors as applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate income and values. In addition, quarterly compliance with regulations limiting the proportion of asset types held by a U.S. REIT may force certain Real Estate Companies to liquidate or restructure otherwise attractive investments. Some countries may not recognize REITs or comparable structures as a viable form of real estate funds.
Risk of Investing in the Retail Industry.  The retail industry may be affected by changes in domestic and international economies, consumer confidence, disposable household income and spending, and consumer tastes and preferences. Companies in the retail industry face intense competition, which may have an adverse effect on their profitability. The success of companies in the retail industry may be strongly affected by social trends, marketing campaigns and public perceptions. Companies in the retail industry may be dependent on outside financing, which may be difficult to obtain. Many of these companies are dependent on third party suppliers and distribution systems. Retail companies may be unable to protect their intellectual property rights or may be liable for infringing the intellectual property rights of others.
Risk of Investing in the Technology Sector.  Technology companies are characterized by periodic new product introductions, innovations and evolving industry standards, and, as a result, face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Companies in the technology sector, as traditionally defined, are often smaller and less experienced companies and may be subject to greater risks than larger companies; these risks may be heightened for technology companies in foreign markets. Technology companies may have limited product lines, markets,
17

financial resources or personnel. The products of technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, changes in consumer and business purchasing patterns, unpredictable changes in growth rates and competition for the services of qualified personnel. In addition, a rising interest rate environment tends to negatively affect companies in the technology sector because, in such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. The technology sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors. Finally, while all companies may be susceptible to network security breaches, certain companies in the technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
Proxy Voting Policy
For all Funds, the Board has delegated the voting of proxies for each Fund’s securities to BFA pursuant to the Funds' Proxy Voting Policy (the “iShares ETFs Proxy Voting Policy”), and BFA has adopted policies and procedures (the “BlackRock Proxy Voting Policies”) governing proxy voting by accounts managed by BFA, including the Funds.
Under the BlackRock Proxy Voting Policies, BFA will vote proxies related to Fund securities in the best interests of a Fund and its shareholders. From time to time, a vote may present a conflict between the interests of a Fund’s shareholders, on the one hand, and those of BFA, or any affiliated person of a Fund or BFA, on the other. BFA maintains policies and procedures that are designed to prevent undue influence on BFA’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BFA, BFA’s affiliates, a Fund or a Fund’s affiliates. Most conflicts are managed through a structural separation of BFA’s Corporate Governance Group from BFA’s employees with sales and client responsibilities. In addition, BFA maintains procedures to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BFA’s relationship with the issuer of the proxy or the dissident shareholder. In certain instances, BFA may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law.
Copies of the iShares ETFs Proxy Voting Policy, the BlackRock Global Proxy Voting Policies and the BlackRock U.S. Proxy Voting Policies are attached as Appendices A1, A2 and A3, respectively.
Information with respect to how proxies relating to the Funds' portfolio securities were voted during the 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Funds' website at www.iShares.com; and (ii) on the SEC’s website at www.sec.gov.
Portfolio Holdings Information
On each Business Day (as defined in the Creation and Redemption of Creation Units section of this SAI), prior to the opening of regular trading on the Fund’s primary listing exchange, a Fund discloses on its website (www.iShares.com) certain information relating to the portfolio holdings that will form the basis of a Fund’s next net asset value per share calculation.
In addition, certain information may also be made available to certain parties:
•	Communications of Data Files: A Fund may make available through the facilities of the National Securities Clearing Corporation (“NSCC”) or through posting on the www.iShares.com, prior to the opening of trading on each business day, a list of a Fund’s holdings (generally pro-rata) that Authorized Participants could deliver to a Fund to settle purchases of a Fund (i.e. Deposit Securities) or that Authorized Participants would receive from a Fund to settle redemptions of a Fund (i.e. Fund Securities). These files are known as the Portfolio Composition File and the Fund Data File (collectively, “Files”). The Files are applicable for the next trading day and are provided to the NSCC and/or posted on www.iShares.com after the close of markets in the U.S.
•	Communications with Authorized Participants and Liquidity Providers: Certain employees of BFA are responsible for interacting with Authorized Participants and liquidity providers with respect to discussing custom basket proposals as described in the Custom Baskets section of this SAI. As part of these discussions, these employees may discuss with an
18

Authorized Participant or liquidity provider the securities a Fund is willing to accept for a creation, and securities that a Fund will provide on a redemption.
BFA employees may also discuss portfolio holdings-related information with broker/dealers, in connection with settling a Fund’s transactions, as may be necessary to conduct business in the ordinary course in a manner consistent with the disclosure in the Fund's current registration statements.
•	Communications with Listing Exchanges: From time to time, employees of BFA may discuss portfolio holdings information with the applicable primary listing exchange for a Fund as needed to meet the exchange listing standards.
•	Communications with Other Portfolio Managers: Certain information may be provided to employees of BFA who manage funds that invest a significant percentage of their assets in shares of an underlying fund as necessary to manage the fund’s investment objective and strategy.
•	Communication of Other Information: Certain explanatory information regarding the Files is released to Authorized Participants and liquidity providers on a daily basis, but is only done so after the Files are posted to www.iShares.com.
•	Third-Party Service Providers: Certain portfolio holdings information may be disclosed to Fund Trustees and their counsel, outside counsel for the Funds, auditors and to certain third-party service providers (i.e., fund administrator, custodian, proxy voting service) for which a non-disclosure, confidentiality agreement or other obligation is in place with such service providers, as may be necessary to conduct business in the ordinary course in a manner consistent with applicable policies, agreements with the Funds, the terms of the current registration statements and federal securities laws and regulations thereunder.
The Trust’s Chief Compliance Officer or his delegate may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures, subject to restrictions on selective disclosure imposed by applicable law. The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.
Investment Policies
The Board has adopted as fundamental policies the following numbered investment restrictions, which cannot be changed without the approval of the holders of a majority of the applicable Fund’s outstanding voting securities. A vote of a majority of the outstanding voting securities of each Fund is defined in the Investment Company Act as the lesser of (i) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities of each Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of each Fund. Each Fund has also adopted certain non-fundamental investment policies, including its investment objective. Non-fundamental investment policies may be changed by the Board without shareholder approval. Therefore, each Fund may change its investment objective without shareholder approval.
Fundamental Investment Policies
The iShares Evolved U.S. Consumer Staples ETF may not:
1.	Concentrate its investments in a particular industry, as that term is used in the Investment Company Act. Except that the Fund will invest 25% or more of its assets in the industry or group of industries that constitute the consumer staples sector.
2.	Borrow money, except as permitted under the Investment Company Act.
3.	Issue senior securities to the extent such issuance would violate the Investment Company Act.
4.	Purchase or hold real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of REITs, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.
5.	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.
6.	Purchase or sell commodities or commodity contracts, except as permitted by the Investment Company Act.
7.	Make loans to the extent prohibited by the Investment Company Act.
19

The iShares Evolved U.S. Discretionary Spending ETF may not:
1.	Concentrate its investments in a particular industry, as that term is used in the Investment Company Act. Except that the Fund will invest 25% or more of its assets in the industry or group of industries that constitute the discretionary spending sector.
2.	Borrow money, except as permitted under the Investment Company Act.
3.	Issue senior securities to the extent such issuance would violate the Investment Company Act.
4.	Purchase or hold real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of REITs, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.
5.	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.
6.	Purchase or sell commodities or commodity contracts, except as permitted by the Investment Company Act.
7.	Make loans to the extent prohibited by the Investment Company Act.
The iShares Evolved U.S. Financials ETF may not:
1.	Concentrate its investments in a particular industry, as that term is used in the Investment Company Act. Except that the Fund will invest 25% or more of its assets in the industry or group of industries that constitute the financials sector.
2.	Borrow money, except as permitted under the Investment Company Act.
3.	Issue senior securities to the extent such issuance would violate the Investment Company Act.
4.	Purchase or hold real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of REITs, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.
5.	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.
6.	Purchase or sell commodities or commodity contracts, except as permitted by the Investment Company Act.
7.	Make loans to the extent prohibited by the Investment Company Act.
The iShares Evolved U.S. Healthcare Staples ETF may not:
1.	Concentrate its investments in a particular industry, as that term is used in the Investment Company Act. Except that the Fund will invest 25% or more of its assets in the industry or group of industries that constitute the healthcare staples sector.
2.	Borrow money, except as permitted under the Investment Company Act.
3.	Issue senior securities to the extent such issuance would violate the Investment Company Act.
4.	Purchase or hold real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of REITs, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.
5.	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.
6.	Purchase or sell commodities or commodity contracts, except as permitted by the Investment Company Act.
7.	Make loans to the extent prohibited by the Investment Company Act.
The iShares Evolved U.S. Innovative Healthcare ETF may not:
1.	Concentrate its investments in a particular industry, as that term is used in the Investment Company Act. Except that the Fund will invest 25% or more of its assets in the industry or group of industries that constitute the innovative healthcare sector.
20

2.	Borrow money, except as permitted under the Investment Company Act.
3.	Issue senior securities to the extent such issuance would violate the Investment Company Act.
4.	Purchase or hold real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of REITs, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.
5.	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.
6.	Purchase or sell commodities or commodity contracts, except as permitted by the Investment Company Act.
7.	Make loans to the extent prohibited by the Investment Company Act.
The iShares Evolved U.S. Media and Entertainment ETF may not:
1.	Concentrate its investments in a particular industry, as that term is used in the Investment Company Act. Except that the Fund will invest 25% or more of its assets in the industry or group of industries that constitute the media and entertainment sector.
2.	Borrow money, except as permitted under the Investment Company Act.
3.	Issue senior securities to the extent such issuance would violate the Investment Company Act.
4.	Purchase or hold real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of REITs, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.
5.	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.
6.	Purchase or sell commodities or commodity contracts, except as permitted by the Investment Company Act.
7.	Make loans to the extent prohibited by the Investment Company Act.
The iShares Evolved U.S. Technology ETF may not:
1.	Concentrate its investments in a particular industry, as that term is used in the Investment Company Act. Except that the Fund will invest 25% or more of its assets in the industry or group of industries that constitute the technology sector.
2.	Borrow money, except as permitted under the Investment Company Act.
3.	Issue senior securities to the extent such issuance would violate the Investment Company Act.
4.	Purchase or hold real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of REITs, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.
5.	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.
6.	Purchase or sell commodities or commodity contracts, except as permitted by the Investment Company Act.
7.	Make loans to the extent prohibited by the Investment Company Act.
Notations Regarding each Fund's Fundamental Investment Policies
The following notations are not considered to be part of each Fund’s fundamental investment policies and are subject to change without shareholder approval.
With respect to the fundamental policy relating to concentration set forth in (1) above, the Investment Company Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy
21

in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to each Fund's industry classifications, each Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. The policy also will be interpreted to give broad authority to each Fund as to how to classify issuers within or among industries.
With respect to the fundamental policy relating to borrowing money set forth in (2) above, the Investment Company Act permits each Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (The Fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the Investment Company Act requires each Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of each Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the Investment Company Act restrictions. In accordance with SEC staff guidance and interpretations, when each Fund engages in such transactions, the Fund instead of maintaining asset coverage of at least 300%, may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). The policy in (2) above will be interpreted to permit each Fund to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the Investment Company Act and to permit each Fund to segregate or earmark liquid assets or enter into offsetting positions in accordance with the Investment Company Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.
With respect to the fundamental policy relating to underwriting set forth in (5) above, the Investment Company Act does not prohibit each Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the Investment Company Act permits the Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of each Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where each Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Although it is not believed that the application of the 1933 Act provisions described above would cause each Fund to be engaged in the business of underwriting, the policy in (5) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.
With respect to the fundamental policy relating to lending set forth in (7) above, the Investment Company Act does not prohibit each Fund from making loans (including lending its securities); however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.
Non-Fundamental Investment Policies
Each Fund has adopted a non-fundamental policy not to make short sales of securities or maintain a short position, except to the extent permitted by each Fund's Prospectus and SAI, as amended from time to time, and applicable law.
22

The iShares Evolved U.S. Consumer Staples ETF has adopted a non-fundamental investment policy, in accordance with Rule 35d-1 under the 1940 Act, to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in U.S. listed common stock of large-, mid- and small-capitalization consumer staples companies, as defined by a proprietary classification system.
The iShares Evolved U.S. Discretionary Spending ETF has adopted a non-fundamental investment policy, in accordance with Rule 35d-1 under the 1940 Act, to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in U.S. listed common stock of large-, mid- and small-capitalization discretionary spending companies, as defined by a proprietary classification system.
The iShares Evolved U.S. Financials ETF has adopted a non-fundamental investment policy, in accordance with Rule 35d-1 under the 1940 Act, to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in U.S. listed common stock of large-, mid- and small-capitalization financial companies, as defined by a proprietary classification system.
The iShares Evolved U.S. Healthcare Staples ETF has adopted a non-fundamental investment policy, in accordance with Rule 35d-1 under the 1940 Act, to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in U.S. listed common stock of large-, mid- and small-capitalization healthcare equipment and services companies, as defined by a proprietary classification system.
The iShares Evolved U.S. Innovative Healthcare ETF has adopted a non-fundamental investment policy, in accordance with Rule 35d-1 under the 1940 Act, to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in U.S. listed common stock of large-, mid- and small-capitalization pharmaceutical and biotechnology companies, as defined by a proprietary classification system.
The iShares Evolved U.S. Media and Entertainment ETF has adopted a non-fundamental investment policy, in accordance with Rule 35d-1 under the 1940 Act, to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in U.S. listed common stock of large-, mid- and small-capitalization media and entertainment companies, as defined by a proprietary classification system.
The iShares Evolved U.S. Technology ETF has adopted a non-fundamental investment policy, in accordance with Rule 35d-1 under the 1940 Act, to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in U.S. listed common stock of large-, mid- and small-capitalization technology companies, as defined by a proprietary classification system.
Each Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, a Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.
Each Fund has adopted a non-fundamental policy not to purchase securities of other investment companies, except to the extent permitted by the Investment Company Act. As a matter of policy, however, each Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time each Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).
Unless otherwise indicated, all limitations under each Fund's fundamental or non-fundamental investment policies apply only at the time that a transaction is undertaken. Any change in the percentage of each Fund's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in each Fund’s total assets will not require each Fund to dispose of an investment until BFA determines that it is practicable to sell or close out the investment without undue market or tax consequences.
Continuous Offering
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may,
23

depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all of the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange generally is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.
Management
Trustees and Officers.  The Board has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).
The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust, and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 354 funds as of November 29, 2019. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds' Trustees and officers may be found in this SAI, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).
24

Interested Trustees
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[1] (62)	Trustee (since 2011).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares Trust (since 2009).
Salim Ramji[2] (49)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares Trust (since 2019).

[1]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[2]	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
25

Independent Trustees
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (70)	Trustee (since 2011); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.
Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (63)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (65)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).
John E. Kerrigan (64)	Trustee (since 2011); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005).
26

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Drew E. Lawton (60)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).
John E. Martinez (58)	Trustee (since 2011); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares Trust (since 2003); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).
Madhav V. Rajan (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares Trust (since 2011).
Officers
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Armando Senra (48)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).
Trent Walker (45)	Treasurer and Chief Financial Officer (since 2020).	Managing Director of BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.
27

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Charles Park (52)	Chief Compliance Officer (since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (50)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (59)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (56)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).
The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee of the Board. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Funds' investment adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board member of the Funds and the other funds in the Trust (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Also, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve (or continue to serve) as a Trustee.
Robert S. Kapito has been a Trustee of the Trust since 2011. Mr. Kapito has also served as a Director of iShares, Inc., a Trustee of iShares Trust since 2009 and a Director of BlackRock, Inc. since 2006. Mr. Kapito served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. In addition, he has over 20 years of experience as part of BlackRock, Inc. and BlackRock’s predecessor entities. Mr. Kapito serves as President of BlackRock, Inc., and is a member of the Global Executive Committee and Chairman of the Global Operating Committee. He is responsible for day-to-day oversight of BlackRock's key operating units, including Investment Strategies, Client Businesses, Technology & Operations, and Risk & Quantitative Analysis. Prior to assuming his current responsibilities in 2007, Mr. Kapito served as Vice Chairman of BlackRock, Inc. and Head of BlackRock's Portfolio Management Group. In that role, he was responsible for overseeing all portfolio management within BlackRock, including the Fixed Income, Equity, Liquidity, and Alternative Investment Groups. Mr. Kapito serves as a member of the Board of Trustees of the University of Pennsylvania and the Harvard Business School Board of Dean’s Advisors. He has also been President of the Board of Directors for the Hope & Heroes Children's Cancer Fund since 2002. Mr. Kapito earned a BS degree in economics from the Wharton School of the University of Pennsylvania in 1979, and an MBA degree from Harvard Business School in 1983.
28

Salim Ramji has been a Trustee of the Trust since 2019. Mr. Ramji has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2019. Mr. Ramji is the Global Head of BlackRock’s ETF and Index Investments business. In addition, he is a member of BlackRock’s Global Executive Committee. Prior to assuming his current responsibilities in 2019, Mr. Ramji was Head of BlackRock's U.S. Wealth Advisory business, where he was responsible for leading BlackRock's relationships with wealth management firms and platforms, for distributing BlackRock's alpha-seeking and iShares investment capabilities and for the adoption of BlackRock's portfolio construction and digital wealth technologies to financial advisors. Mr. Ramji joined BlackRock in 2014, serving initially as the Global Head of Corporate Strategy. Prior to BlackRock, Mr. Ramji was a Senior Partner at McKinsey & Company, where he led the Asset and Wealth Management practice areas. He started his career as a corporate finance and mergers and acquisitions lawyer at Clifford Chance LLP in London and Hong Kong. He has served as a Trustee of Graham Windham, a New York-based child care agency, since 2007. Mr. Ramji earned a bachelor's degree in economics and politics from University of Toronto, a law degree, from Cambridge University and is a CFA charter holder.
Cecilia H. Herbert has been a Trustee of the Trust since 2011 and Chair of the Trust’s Board since 2016. Ms. Herbert has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2005, and Chair of each Board since 2016. Ms. Herbert served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. In addition, Ms. Herbert served as Trustee of the Forward Funds from 2009 to 2018 and Trustee of Salient Funds from 2015 to 2018. She has served since 1992 on the Investment Council of the Archdiocese of San Francisco and was Chair from 1994 to 2005. She has served as a member of the Finance, Technology and Quality Committees and Trustee of Stanford Health Care since 2016 and became Chair of the Finance Committee of Stanford Health Care in 2019. She has served as an Audit Committee member since 2018 and a Trustee of WNET, New York’s public media station, since 2011. She became a member of the Governing Council of the Independent Directors Forum in 2018 and joined the board of Thrivent Church Loan and Income Fund in 2019. She was President of the Board of Catholic Charities CYO, the largest social services agency in the San Francisco Bay Area, from 2007 to 2011 and a member of that board from 1992 to 2013. She previously served as Trustee of the Pacific Select Funds from 2004 to 2005 and Trustee of the Montgomery Funds from 1992 to 2003. She worked from 1973 to 1990 at J.P. Morgan/Morgan Guaranty Trust doing international corporate finance and corporate lending, retiring as Managing Director and Head of the West Coast Office. Ms. Herbert has been on numerous non-profit boards, chairing investment and finance committees. She holds a double major in economics and communications from Stanford University and an MBA from Harvard Business School.
Jane D. Carlin has been a Trustee of the Trust since 2015 and Chair of the Risk Committee since 2016. Ms. Carlin has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2015, and Chair of the Risk Committee of each Board since 2016. Ms. Carlin has served as a consultant since 2012 and formerly served as Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley from 2006 to 2012. In addition, Ms. Carlin served as Managing Director and Global Head of the Bank Operational Risk Oversight Department of Credit Suisse Group from 2003 to 2006. Prior to that, Ms. Carlin served as Managing Director and Deputy General Counsel of Morgan Stanley. Ms. Carlin has over 30 years of experience in the financial sector and has served in a number of legal, regulatory, and risk management positions. Ms. Carlin has served as a member of the Audit Committee and as a Director of The Hanover Insurance Group, Inc., each since 2016. Ms. Carlin served as a member of the Audit Committee from 2012 to 2018, Chair of the Nominating and Governance Committee from 2017 to 2018 and as an Independent Director on the Board of PHH Corporation from 2012 to 2018. She previously served as a Director on the Boards of Astoria Financial Corporation and Astoria Bank. Ms. Carlin was appointed by the United States Treasury to the Financial Services Sector Coordinating Council for Critical Infrastructure Protection and Homeland Security, where she served as Chairperson from 2010 to 2012 and Vice Chair and Chair of the Cyber Security Committee from 2009 to 2010. Ms. Carlin has a BA degree in political science from State University of New York at Stony Brook and a JD degree from Benjamin N. Cardozo School of Law.
Richard L. Fagnani has been a Trustee of the Trust since 2017 and Chair of the Audit Committee of the Trust since 2019. Mr. Fagnani has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2017, and Chair of the Audit Committee of each Board since 2019. Mr. Fagnani served as an Advisory Board Member of the Trust, iShares Trust and iShares, Inc. from April 2017 to June 2017. Mr. Fagnani served as a Senior Audit Partner at KPMG LLP from 2002 to 2016, most recently as the U.S. asset management audit practice leader responsible for setting strategic direction and execution of the operating plan for the asset management audit practice. In addition, from 1977 to 2002, Mr. Fagnani served as an Audit Partner at Andersen LLP, where he developed and managed the asset management audit practice in the Philadelphia office. Mr. Fagnani served as a Trustee on the Board of the Walnut Street Theater in Philadelphia from 2009 to 2014 and as a member of the School of Business Advisory Board at LaSalle University from 2006 to 2014. Mr. Fagnani has a BS degree in Accounting from LaSalle University.
29

John E. Kerrigan has been a Trustee of the Trust since 2011 and Chair of the Equity Plus and Nominating and Governance Committees of the Trust since 2019. Mr. Kerrigan has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2005, and Chair of the Equity Plus and Nominating and Governance Committees of each Board since 2019. Mr. Kerrigan served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Kerrigan has served as Chief Investment Officer of Santa Clara University since 2002. Mr. Kerrigan was formerly a Managing Director at Merrill Lynch & Co., including the following responsibilities: Managing Director, Institutional Client Division, Western United States. Mr. Kerrigan has been a Director, since 1999, of The BASIC Fund (Bay Area Scholarships for Inner City Children). Mr. Kerrigan has a BA degree from Boston College and is a Chartered Financial Analyst Charterholder.
Drew E. Lawton has been a Trustee of the Trust since 2017 and Chair of the 15(c) Committee of the Trust since 2017. Mr. Lawton has also served as a Director of iShares, Inc., a Trustee of iShares Trust, and Chair of the 15(c) Committee of each Board since 2017. Mr. Lawton also served as an Advisory Board Member of the Trust, iShares, Inc. and iShares Trust from 2016 to 2017. Mr. Lawton served as Director of Principal Funds, Inc., Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds from March 2016 to October 2016. Mr. Lawton served in various capacities at New York Life Insurance Company from 2010 to 2015, most recently as a Senior Managing Director and Chief Executive Officer of New York Life Investment Management. From 2008 to 2010, Mr. Lawton was the President of Fridson Investment Advisors, LLC. Mr. Lawton previously held multiple roles at Fidelity Investments from 1997 to 2008. Mr. Lawton has a BA degree in Administrative Science from Yale University and an MBA from University of North Texas.
John E. Martinez has been a Trustee of the Trust since 2011 and Chair of the Securities Lending Committee of the Trust since 2019. Mr. Martinez has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2003, and Chair of the Securities Lending Committee of each Board since 2019. Mr. Martinez served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Martinez is a Director of Real Estate Equity Exchange, Inc., providing governance oversight and consulting services to this privately held firm that develops products and strategies for homeowners in managing the equity in their homes. Mr. Martinez currently serves as a Board member for the Cloudera Foundation, whose mission is to apply Cloudera’s data science expertise and discipline to solve global social problems. Mr. Martinez previously served as Director of Barclays Global Investors (“BGI”) UK Holdings, where he provided governance oversight representing BGI’s shareholders (Barclays PLC, BGI management shareholders) through oversight of BGI’s worldwide activities. Mr. Martinez also previously served as Co-Chief Executive Officer of the Global Index and Markets Group of BGI, Chairman of Barclays Global Investor Services and Chief Executive Officer of the Capital Markets Group of BGI. From 2003 to 2012, he was a Director and Executive Committee Member for Larkin Street Youth Services, providing governance oversight and strategy development to an agency that provides emergency and transitional housing, healthcare, education, job and life skills training to homeless youth. He now serves on the Larkin Street Honorary Board. From 2012 to 2016, Mr. Martinez served as a Director for Reading Partners, an organization committed to making all children literate through one-on-one tutoring of students in grades K-4 who are not yet reading at grade level. Mr. Martinez has an AB degree in economics from The University of California, Berkeley and holds an MBA degree in finance and statistics from The University of Chicago Booth School of Business.
Madhav V. Rajan has been a Trustee of the Trust since 2011 and Chair of the Fixed Income Plus Committee of the Trust since 2019. Mr. Rajan has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2011, and Chair of the Fixed Income Plus Committee of each Board since 2019. Mr. Rajan served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2011 to 2015. Mr. Rajan is the Dean and George Pratt Shultz Professor of Accounting at the University of Chicago Booth School of Business. From 2001 to 2017, Mr. Rajan was the Robert K. Jaedicke Professor of Accounting at the Stanford University Graduate School of Business. In April 2017, he received the school’s Robert T. Davis Award for Lifetime Achievement and Service. He has taught accounting for over 25 years to undergraduate, MBA and law students, as well as to senior executives. From 2010 to 2016, Mr. Rajan served as the Senior Associate Dean for Academic Affairs and head of the MBA Program at the Stanford University Graduate School of Business. Mr. Rajan served as editor of “The Accounting Review” from 2002 to 2008 and is co-author of “Cost Accounting: A Managerial Emphasis,” a leading cost accounting textbook. From 2013 to 2018, Mr. Rajan served on the Board of Directors of Cavium Inc., a semiconductor company. Mr. Rajan holds MS and PhD degrees in Accounting from Carnegie Mellon University.
Board – Leadership Structure and Oversight Responsibilities
Overall responsibility for oversight of the Funds rests with the Board. The Board has engaged BFA to manage the Funds on a day-to-day basis. The Board is responsible for overseeing BFA and other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The
30

Board is currently composed of nine members, seven of whom are Independent Trustees. The Board currently conducts regular in person meetings four times a year. In addition, the Board frequently holds special in person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees meet regularly outside the presence of management, in executive session or with other service providers to the Trust.
The Board has appointed an Independent Trustee to serve in the role of Board Chair. The Board Chair’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Board Chair may also perform such other functions as may be delegated by the Board from time to time. The Board has established seven standing Committees: a Nominating and Governance Committee, an Audit Committee, a 15(c) Committee, a Securities Lending Committee, a Risk Committee, an Equity Plus Committee and a Fixed Income Plus Committee to assist the Board in the oversight and direction of the business and affairs of the Funds, and from time to time the Board may establish ad hoc committees or informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters. The Chair of each standing Committee is an Independent Trustee. The role of the Chair of each Committee is to preside at all meetings of the Committee and to act as a liaison with service providers, officers, attorneys and other Trustees between meetings. Each standing Committee meets regularly to conduct the oversight functions delegated to the Committee by the Board and reports its finding to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and it allocates areas of responsibility among committees of Independent Trustees and the full Board to enhance effective oversight.
Day-to-day risk management with respect to the Funds is the responsibility of BFA or other service providers (depending on the nature of the risk), subject to the supervision of BFA. Each Fund is subject to a number of risks, including investment, compliance, operational, reputational, counterparty and valuation risks, among others. While there are a number of risk management functions performed by BFA and other service providers, as applicable, it is not possible to identify and eliminate all of the risks applicable to the Funds. The Trustees have an oversight role in this area, satisfying themselves that risk management processes and controls are in place and operating effectively. Risk oversight forms part of the Board’s general oversight of each Fund and is addressed as part of various Board and committee activities. In some cases, risk management issues are specifically addressed in presentations and discussions. For example, BFA has an independent dedicated Risk and Quantitative Analysis Group (“RQA”) that assists BFA in managing fiduciary and corporate risks, including investment, operational, counterparty credit and enterprise risk. Representatives of RQA meet with the Board to discuss their analysis and methodologies, as well as specific risk topics such as operational and counterparty risks relating to the Funds. The Board, directly or through a committee, also reviews reports from, among others, management and the independent registered public accounting firm for the Trust, as appropriate, regarding risks faced by each Fund and management’s risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Trust's compliance program, including assessments by independent third parties, and reports to the Board regarding compliance matters for the Trust and its principal service providers. In testing and maintaining the compliance program, the Chief Compliance Officer (and his or her delegates) assesses key compliance risks affecting each Fund, and addresses them in periodic reports to the Board. In addition, the Audit Committee meets with both the Funds' independent registered public accounting firm and BFA’s internal audit group to review risk controls in place that support each Fund as well as test results. Board oversight of risk is also performed as needed between meetings through communications between BFA and the Board. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities. From time to time, the Board may modify the manner in which it conducts risk oversight. The Board’s oversight role does not make it a guarantor of the Funds' investment performance or other activities.
Committees of the Board of Trustees.  The members of the Audit Committee are Richard L. Fagnani (Chair), John E. Kerrigan and Madhav V. Rajan, each of whom is an Independent Trustee. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (ii) in its oversight of the Trust's financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal controls, compliance controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met eight times during the fiscal year ended July 31, 2019.
31

The members of the Nominating and Governance Committee are John E. Kerrigan (Chair), Madhav V. Rajan and Drew E. Lawton, each of whom is an Independent Trustee. The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board and recommends appointments to the Advisory Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Board Chair; (v) periodic review of the Board's retirement policy; and (vi) recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Board, Board Chair and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nominations recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee met one time during the fiscal year ended July 31, 2019.
Each Independent Trustee serves on the 15(c) Committee. The Chair of the 15(c) Committee is Drew E. Lawton. The principal responsibilities of the 15(c) Committee are to support, oversee and organize on behalf of the Board the process for the annual review and renewal of the Trust's advisory and sub-advisory agreements. These responsibilities include: (i) meeting with BlackRock, Inc. in advance of the Board meeting at which the Trust's advisory and sub-advisory agreements are to be considered to discuss generally the process for providing requested information to the Board and the format in which information will be provided; and (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to evaluate the investment advisory and sub-advisory agreements of the Trust. The 15(c) Committee met three times during the fiscal year ended July 31, 2019.
The members of the Securities Lending Committee are John E. Martinez (Chair), Jane D. Carlin and Drew E. Lawton, each of whom is an Independent Trustee. The principal responsibilities of the Securities Lending Committee are to support, oversee and organize on behalf of the Board the process for oversight of the Trust's securities lending activities. These responsibilities include: (i) requesting that certain information be provided to the Committee for its review and consideration prior to such information being provided to the Board; (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to oversee the Trust's securities lending activities and make required findings and approvals; and (iii) providing a recommendation to the Board regarding the annual approval of the Trust's Securities Lending Guidelines and the required findings with respect to, and annual approval of, the Trust's agreement with the securities lending agent. The Securities Lending Committee met six times during the fiscal year ended July 31, 2019.
The members of the Equity Plus Committee are John E. Kerrigan (Chair), John E. Martinez and Drew E. Lawton, each of whom is an Independent Trustee. The principal responsibilities of the Equity Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for equity funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Equity Plus Committee met four times during the fiscal year ended July 31, 2019.
The members of the Fixed Income Plus Committee are Madhav V. Rajan (Chair), Jane D. Carlin and Richard L. Fagnani, each of whom is an Independent Trustee. The principal responsibilities of the Fixed Income Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for fixed-income or multi-asset funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Fixed Income Plus Committee met four times during the fiscal year ended July 31, 2019.
The members of the Risk Committee are Jane D. Carlin (Chair), Richard L. Fagnani and John E. Martinez, each of whom is an Independent Trustee. The principal responsibility of the Risk Committee is to consider and organize on behalf of the Board
32

risk related matters of the Funds so the Board may most effectively structure itself to oversee them. The Risk Committee commenced on January 1, 2016. The Risk Committee met eight times during the fiscal year ended July 31, 2019.
As the Chair of the Board, Cecilia H. Herbert may serve as an ex-officio member of each Committee.
The following table sets forth, as of December 31, 2018, the dollar range of equity securities beneficially owned by each Trustee in the Funds and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust. If a fund is not listed below, the Trustee did not own any securities in that fund as of the date indicated above:
Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Robert S. Kapito	None	None	None

Salim Ramji[1]	iShares Commodities Select Strategy ETF	$10,001-$50,000	Over $100,000
	iShares Core MSCI Emerging Markets ETF	Over $100,000
	iShares Core S&P 500 ETF	$1-$10,000
	iShares Core S&P Total U.S. Stock Market ETF	$1-$10,000
	iShares Expanded Tech Sector ETF	$1-$10,000
	iShares Expanded Tech-Software Sector ETF	$1-$10,000
	iShares North American Natural Resources ETF	$10,001-$50,000
	iShares Robotics and Artificial Intelligence Multisector ETF	$1-$10,000
	iShares TIPS Bond ETF	$10,001-$50,000

Cecilia H. Herbert	iShares California Muni Bond ETF	Over $100,000	Over $100,000
	iShares China Large-Cap ETF	$50,001-$100,000
	iShares Core High Dividend ETF	$1-$10,000
	iShares Core MSCI Emerging Markets ETF	$10,001-$50,000
	iShares Core MSCI Total International Stock ETF	$10,001-$50,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Core S&P Small-Cap ETF	$1-$10,000
	iShares Core S&P Total U.S. Stock Market ETF	$10,001-$50,000
	iShares Core S&P U.S. Growth ETF	$50,001-$100,000
	iShares Core S&P U.S. Value ETF	$50,001-$100,000
	iShares iBoxx $ High Yield Corporate Bond ETF	$10,001-$50,000
	iShares International Select Dividend ETF	$1-$10,000
	iShares MSCI EAFE ETF	$1-$10,000
	iShares MSCI Japan ETF	$10,001-$50,000
	iShares National Muni Bond ETF	$10,001-$50,000
	iShares Preferred and Income Securities ETF	$10,001-$50,000

33

Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Jane D. Carlin	iShares 1-3 Year Treasury Bond ETF	$50,001-$100,000	Over $100,000
	iShares Core MSCI Emerging Markets ETF	$10,001-$50,000
	iShares Core MSCI Total International Stock ETF	Over $100,000
	iShares Core S&P Mid-Cap ETF	$10,001-$50,000
	iShares Core S&P Small-Cap ETF	$50,001-$100,000
	iShares Core U.S. Aggregate Bond ETF	Over $100,000
	iShares Global Tech ETF	$10,001-$50,000
	iShares MSCI ACWI ETF	Over $100,000
	iShares MSCI ACWI ex U.S. ETF	$50,001-$100,000
	iShares MSCI EAFE Small-Cap ETF	$10,001-$50,000
	iShares MSCI Emerging Markets Small-Cap ETF	$10,001-$50,000
	iShares Ultra Short-Term Bond ETF	Over $100,000

Richard L. Fagnani	iShares Core MSCI Emerging Markets ETF	$10,001-$50,000	Over $100,000
	iShares Core S&P Total U.S. Stock Market ETF	$10,001-$50,000
	iShares Core S&P U.S. Growth ETF	$10,001-$50,000
	iShares Edge MSCI Min Vol Global ETF	$10,001-$50,000
	iShares Edge MSCI Min Vol USA ETF	$10,001-$50,000
	iShares Edge MSCI Min Vol USA Small-Cap ETF	$10,001-$50,000
	iShares Edge MSCI USA Momentum Factor ETF	$10,001-$50,000
	iShares PHLX Semiconductor ETF	$10,001-$50,000
	iShares U.S. Consumer Services ETF	$10,001-$50,000
	iShares U.S. Financials ETF	$10,001-$50,000
	iShares U.S. Pharmaceuticals ETF	$10,001-$50,000

John E. Kerrigan	iShares MSCI ACWI ex U.S. ETF	Over $100,000	Over $100,000
	iShares Short-Term National Muni Bond ETF	Over $100,000

Drew E. Lawton	iShares 0-5 Year High Yield Corporate Bond ETF	Over $100,000	Over $100,000
	iShares Core Dividend Growth ETF	$50,001-$100,000
	iShares Core MSCI Total International Stock ETF	$50,001-$100,000
	iShares Core S&P Total U.S. Stock Market ETF	Over $100,000
	iShares Exponential Technologies ETF	Over $100,000
	iShares MSCI Frontier 100 ETF	$1-$10,000
	iShares Nasdaq Biotechnology ETF	$10,001-$50,000
	iShares Short Maturity Bond ETF	Over $100,000
	iShares Ultra Short-Term Bond ETF	Over $100,000
34

Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies

John E. Martinez	iShares Core 5-10 Year USD Bond ETF	Over $100,000	Over $100,000
	iShares Core MSCI EAFE ETF	Over $100,000
	iShares Core MSCI Total International Stock ETF	$1-$10,000
	iShares Core S&P Total U.S. Stock Market ETF	Over $100,000
	iShares Global Consumer Staples ETF	Over $100,000
	iShares MSCI All Country Asia ex Japan ETF	Over $100,000
	iShares MSCI EAFE ETF	Over $100,000
	iShares Russell 1000 ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000
	iShares Short Maturity Bond ETF	$1-$10,000

Madhav V. Rajan	iShares Broad USD High Yield Corporate Bond ETF	Over $100,000	Over $100,000
	iShares Core Dividend Growth ETF	Over $100,000
	iShares Core High Dividend ETF	Over $100,000
	iShares Core MSCI EAFE ETF	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Mortgage Real Estate ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000
	iShares Select Dividend ETF	Over $100,000
	iShares Short Maturity Bond ETF	Over $100,000
	iShares Ultra Short-Term Bond ETF	Over $100,000

[1]	Appointed to serve as an Interested Trustee effective June 19, 2019.
As of December 31, 2018, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of BFA (the Funds' investment adviser), the Distributor or any person controlling, controlled by or under common control with BFA or the Distributor.
Remuneration of Trustees and Advisory Board Members.  Effective January 1, 2019, each current Independent Trustee is paid an annual retainer of $375,000 for his or her services as a Board member to the BlackRock-advised Funds in the Exchange-Traded Fund Complex, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings. The annual retainer for services as an Advisory Board Member is the same as the annual retainer for services as a Board member.  The Independent Chair of the Board is paid an additional annual retainer of $80,000. The Chair of each of the Equity Plus Committee, Fixed Income Plus Committee, Securities Lending Committee, Risk Committee, Nominating and Governance Committee and 15(c) Committee is paid an additional annual retainer of $25,000. The Chair of the Audit Committee is paid an additional annual retainer of $40,000. Each Independent Trustee that served as a director of subsidiaries of the Exchange-Traded Fund Complex is paid an additional annual retainer of $10,000 (plus an additional $1,765 paid annually to compensate for taxes due in the Republic of Mauritius in connection with such Trustee’s service on the boards of certain Mauritius-based subsidiaries).
35

The tables below set forth the compensation earned by each Independent Trustee and Interested Trustee for services to each Fund for the fiscal year ended July 31, 2019 and the aggregate compensation paid to them for services to the Exchange-Traded Fund Complex for the calendar year ended December 31, 2018.
Name	iShares Evolved U.S. Consumer Staples ETF	iShares Evolved U.S. Discretionary Spending ETF	iShares Evolved U.S. Financials ETF	iShares Evolved U.S. Healthcare Staples ETF
Independent Trustees:

Jane D. Carlin	$ 1	$2	$ 1	$2
Richard L. Fagnani	1	2	1	2
Cecilia H. Herbert	1	2	1	2
Charles A. Hurty[1]	0	1	1	1
John E. Kerrigan	1	2	1	2
Drew E. Lawton	1	2	1	2
John E. Martinez	1	2	1	2
Madhav V. Rajan	1	2	1	2

Interested Trustees:

Robert S. Kapito	$0	$0	$0	$0
Salim Ramji[2]	0	0	0	0
Mark K. Wiedman[3]	0	0	0	0

Name	iShares Evolved U.S. Innovative Healthcare ETF	iShares Evolved U.S. Media and Entertainment ETF	iShares Evolved U.S. Technology ETF
Independent Trustees:

Jane D. Carlin	$ 1	$2	$4
Richard L. Fagnani	1	2	4
Cecilia H. Herbert	1	2	5
Charles A. Hurty[1]	1	1	2
John E. Kerrigan	1	2	4
Drew E. Lawton	1	2	4
John E. Martinez	1	2	4
Madhav V. Rajan	1	2	4

Interested Trustees:

Robert S. Kapito	$0	$0	$0
Salim Ramji[2]	0	0	0
Mark K. Wiedman[3]	0	0	0

Name	Pension or Retirement Benefits Accrued As Part of Trust Expenses[4]	Estimated Annual Benefits Upon Retirement[4]	Total Compensation From the Funds and Fund Complex[5]
Independent Trustees:

Jane D. Carlin	Not Applicable	Not Applicable	$ 361,765
Richard L. Fagnani	Not Applicable	Not Applicable	350,000
Cecilia H. Herbert	Not Applicable	Not Applicable	405,000
Charles A. Hurty[1]	Not Applicable	Not Applicable	376,765
John E. Kerrigan	Not Applicable	Not Applicable	350,000
36

Name	Pension or Retirement Benefits Accrued As Part of Trust Expenses[4]	Estimated Annual Benefits Upon Retirement[4]	Total Compensation From the Funds and Fund Complex[5]
Drew E. Lawton	Not Applicable	Not Applicable	350,000
John E. Martinez	Not Applicable	Not Applicable	350,000
Madhav V. Rajan	Not Applicable	Not Applicable	350,000

Interested Trustees:

Robert S. Kapito	Not Applicable	Not Applicable	$0
Salim Ramji[2]	Not Applicable	Not Applicable	0
Mark K. Wiedman[3]	Not Applicable	Not Applicable	0

[1]	Served as an Independent Trustee through December 31, 2018.
[2]	Appointed to serve as an Interested Trustee effective June 19, 2019.
[3]	Served as an Interested Trustee through June 19, 2019.
[4]	No Trustee or officer is entitled to any pension or retirement benefits from the Trust.
[5]	Also includes compensation for service on the Board of Trustees of iShares Trust and the Board of Directors of iShares, Inc.
Control Persons and Principal Holders of Securities.
The Trustees and officers of the Trust collectively owned less than 1% of each Fund's outstanding shares as of October 31, 2019.
Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants (as defined below), as of October 31, 2019, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund were as follows:
evo
Fund	Name	Percentage of Ownership
iShares Evolved U.S. Consumer Staples ETF	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	53.84%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	9.09%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.53%

iShares Evolved U.S. Discretionary Spending ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	75.91%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	17.11%

iShares Evolved U.S. Financials ETF	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	75.00%
37

Fund	Name	Percentage of Ownership
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	9.97%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	7.02%

iShares Evolved U.S. Healthcare Staples ETF	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	52.75%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	11.14%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	8.44%
	INTL FCStone Financial Inc. 155 East 44th Street, Suite 900 New York, NY 10017	7.35%
	TD Ameritrade Clearing, Inc. 4700 Alliance Gateway Freeway Fort Worth, TX 76177	5.58%

iShares Evolved U.S. Innovative Healthcare ETF	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	35.00%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	16.56%
	ABN AMRO Clearing Chicago LLC 175 West Jackson Boulevard Chicago, IL 60604	10.75%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	7.98%
	VANGUARD Marketing Corporation 100 Vanguard Boulevard Malvern, PA 19355	6.51%
	TD Ameritrade Clearing, Inc. 4700 Alliance Gateway Freeway Fort Worth, TX 76177	6.07%

iShares Evolved U.S. Media and Entertainment ETF	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	22.50%
	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	12.50%
38

Fund	Name	Percentage of Ownership
	TD Ameritrade Clearing, Inc. 4700 Alliance Gateway Freeway Fort Worth, TX 76177	12.33%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	9.94%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	9.50%
	ABN AMRO Clearing Chicago LLC 175 West Jackson Boulevard Chicago, IL 60604	8.03%

iShares Evolved U.S. Technology ETF	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	33.56%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	27.98%
	ABN AMRO Clearing Chicago LLC 175 West Jackson Boulevard Chicago, IL 60604	10.81%
	TD Ameritrade Clearing, Inc. 4700 Alliance Gateway Freeway Fort Worth, TX 76177	8.66%
Potential Conflicts of Interest.  The PNC Financial Services Group, Inc. (“PNC”), through a subsidiary, has a significant economic interest in BlackRock, Inc., the parent of BFA, the Funds' investment adviser. Certain activities of BFA, BlackRock, Inc. and the other subsidiaries of BlackRock, Inc. (collectively referred to in this section as “BlackRock”) and PNC and its subsidiaries (collectively referred to in this section as the “Entities”), and their respective directors, officers and employees, with respect to the Funds and/or other accounts managed by BlackRock or Entities, may give rise to actual or perceived conflicts of interest such as those described below.
BlackRock is one of the world's largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock, PNC and their respective subsidiaries and each of their respective directors, officers and employees, including, in the case of BlackRock, the business units or entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including managing equities, fixed-income securities, cash and alternative investments, and banking and other financial services, and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage a Fund and its shareholders. These businesses and interests include potential multiple advisory, transactional, financial and other relationships with, or interests in, companies and interests in securities or other instruments that may be purchased or sold by a Fund.
BlackRock and the Entities have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. BlackRock and the Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case, for the accounts of clients and, in some cases, on a proprietary basis. As such, BlackRock and the Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which
39

could have an adverse impact on a Fund's performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of a Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.
When BlackRock seeks to purchase or sell the same assets for managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or the Entities may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small-capitalization, emerging market or less liquid strategies. This may occur with respect to BlackRock-advised accounts when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.
Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) BlackRock or its other accounts or funds, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) BlackRock or its other accounts or funds. In addition, to the extent permitted by applicable law, certain Funds may invest their assets in other funds advised by BlackRock, including funds that are managed by one or more of the same portfolio managers, which could result in conflicts of interest relating to asset allocation, timing of Fund purchases and redemptions, and increased remuneration and profitability for BlackRock, and/or its personnel, including portfolio managers.
In certain circumstances, BlackRock, on behalf of the Funds, may seek to buy from or sell securities to another fund or account advised by BlackRock. BlackRock may (but is not required to) effect purchases and sales between BlackRock clients (“cross trades”), including the Funds, if BlackRock believes such transactions are appropriate based on each party's investment objectives and guidelines, subject to applicable law and regulation. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit BlackRock’s decision to engage in these transactions for the Funds. BlackRock may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions. On any occasion when a Fund participates in a cross trade, BlackRock will comply with procedures adopted under applicable rules and SEC guidance.
BlackRock and the Entities and their respective clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund's investments may be negatively impacted by the activities of BlackRock or the Entities or their respective clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.
The results of a Fund’s investment activities may differ significantly from the results achieved by BlackRock for its proprietary accounts or other accounts (including investment companies or collective investment vehicles) which it manages or advises. It is possible that one or more accounts managed or advised by BlackRock and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more proprietary or other accounts managed or advised by BlackRock achieve significant profits. The opposite result is also possible.
From time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual requirements applicable to BlackRock or one or more Entities or other accounts managed or advised by BlackRock or an Entity for clients worldwide, and/or the internal policies of BlackRock and the Entities designed to comply with such requirements. As a result, there may be periods, for example, when BlackRock will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Entities are performing services or when position limits have been reached. For example, the investment
40

activities of BlackRock or one or more Entities for their proprietary accounts and accounts under their management may limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.
In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by BlackRock. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, BlackRock will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock, or the activities or strategies used for accounts managed by BlackRock or other client accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.
The Funds may be included in investment models developed by BlackRock for use by clients and financial advisors. To the extent clients invest in these investment models and increase the assets under management of the Funds, the investment management fee amounts paid by the Funds to BlackRock may also increase. The price, availability and liquidity of a Fund may be impacted by purchases and redemptions of the Fund by model-driven investment portfolios.
In addition, certain principals and certain employees of a Fund’s investment adviser are also principals or employees of other business units or entities within BlackRock. As a result, these principals and employees may have obligations to such other business units or entities or their clients and such obligations to other business units or entities or their clients may be a consideration of which investors in a Fund should be aware.
BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which clients of BlackRock or an Entity, or, to the extent permitted by the SEC and applicable law, BlackRock or an Entity, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock or an Entity.
BlackRock or one or more Entities may also create, write or issue derivatives for their clients, the underlying securities, currencies or instruments in which a Fund may invest or which may be based on the performance of the Fund. BlackRock has entered into an arrangement with Markit Indices Limited, the index provider for underlying fixed-income indexes used by certain iShares funds, related to derivative fixed-income products that are based on such iShares funds. BlackRock will receive certain payments for licensing intellectual property belonging to BlackRock and for facilitating the provision of data in connection with such derivative products, which may include payments based on the trading volumes of, or revenues generated by, the derivative products. Other funds and accounts managed by BlackRock may from time to time transact in such derivative products, which could contribute to the viability of such derivative products by making them more appealing to funds and accounts managed by third parties, and in turn lead to increased payments to BlackRock. Trading activity in such derivative products could also potentially lead to increased purchase activity with respect to these iShares funds and increased assets under management for BlackRock.
A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by BlackRock or one or more Entities and may also enter into transactions with other clients of BlackRock or an Entity where such other clients have interests adverse to those of the Fund.
At times, these activities may cause business units or entities within BlackRock or an Entity to give advice to clients that may cause these clients to take actions adverse to the interests of a Fund. To the extent such transactions are permitted, a Fund will deal with BlackRock and/or Entities on an arm’s-length basis.
To the extent authorized by applicable law, BlackRock or one or more Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by BlackRock or an Entity will be in its view commercially reasonable, although BlackRock and each Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to BlackRock or the Entity and such sales personnel, which may have an adverse effect on the
41

Funds. Index based funds also may use an index provider that is affiliated with another service provider of the Fund or BlackRock that acts as a broker, dealer, agent, lender or in other commercial capacities for a Fund or BlackRock.
Subject to applicable law, BlackRock and the Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities. No accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by BlackRock or an Entity of any such fees or other amounts.
When BlackRock or an Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, BlackRock or the Entity may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. BlackRock will not have any obligation to allow its credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that the Fund's counterparties will rely on the credit of BlackRock in evaluating the Fund's creditworthiness.
BTC, an affiliate of BFA pursuant to SEC exemptive relief, acts as securities lending agent to, and receives a share of securities lending revenues from, the Funds. BlackRock will also receive compensation for managing the reinvestment of the cash collateral from securities lending. There are potential conflicts of interests in managing a securities lending program, including but not limited to: (i) BlackRock as securities lending agent may have an incentive to increase or decrease the amount of securities on loan or to lend particular securities in order to generate additional risk-adjusted revenue for BlackRock and its affiliates; and (ii) BlackRock as securities lending agent may have an incentive to allocate loans to clients that would provide more revenue to BlackRock. As described further below, BlackRock seeks to mitigate this conflict by providing its securities lending clients with equal lending opportunities over time in order to approximate pro rata allocation.
As part of its securities lending program, BlackRock indemnifies certain clients and/or funds against a shortfall in collateral in the event of borrower default. BlackRock’s RQA calculates, on a regular basis, BlackRock’s potential dollar exposure to the risk of collateral shortfall upon counterparty default (“shortfall risk”) under the securities lending program for both indemnified and non-indemnified clients. On a periodic basis, RQA also determines the maximum amount of potential indemnified shortfall risk arising from securities lending activities (“indemnification exposure limit”) and the maximum amount of counterparty-specific credit exposure (“credit limits”) BlackRock is willing to assume as well as the program’s operational complexity. RQA oversees the risk model that calculates projected shortfall values using loan-level factors such as loan and collateral type and market value as well as specific borrower counterparty credit characteristics. When necessary, RQA may further adjust other securities lending program attributes by restricting eligible collateral or reducing counterparty credit limits. As a result, the management of the indemnification exposure limit may affect the amount of securities lending activity BlackRock may conduct at any given point in time and impact indemnified and non-indemnified clients by reducing the volume of lending opportunities for certain loans (including by asset type, collateral type and/or revenue profile).
BlackRock uses a predetermined systematic process in order to approximate pro rata allocation over time. In order to allocate a loan to a portfolio: (i) BlackRock as a whole must have sufficient lending capacity pursuant to the various program limits (i.e., indemnification exposure limit and counterparty credit limits); (ii) the lending portfolio must hold the asset at the time a loan opportunity arrives; and (iii) the lending portfolio must also have enough inventory, either on its own or when aggregated with other portfolios into one single market delivery, to satisfy the loan request. In doing so, BlackRock seeks to provide equal lending opportunities for all portfolios, independent of whether BlackRock indemnifies the portfolio. Equal opportunities for lending portfolios does not guarantee equal outcomes. Specifically, short and long-term outcomes for individual clients may vary due to asset mix, asset/liability spreads on different securities, and the overall limits imposed by the firm.
Purchases and sales of securities and other assets for a Fund may be bunched or aggregated with orders for other BlackRock client accounts, including with accounts that pay different transaction costs solely due to the fact that they have different research payment arrangements. BlackRock, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable or required, or in cases involving client direction.
Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of
42

the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.
Subject to applicable law, BlackRock may select brokers (including, without limitation, certain Entities) that furnish BlackRock, the Funds, other BlackRock client accounts or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock's view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and OTC transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.
BlackRock does not currently enter into arrangements to use the Funds' assets for, or participate in, soft dollars, although BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock. BlackRock, unless prohibited by applicable law, may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock, unless prohibited by applicable law, may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.
BlackRock may utilize certain electronic crossing networks (“ECNs”) (including, without limitation, ECNs in which BlackRock or an Entity has an investment or other interest, to the extent permitted by applicable law) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.
BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock's fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or an Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see the Proxy Voting Policy section of this SAI.
It is also possible that, from time to time, BlackRock or an Entity may, subject to compliance with applicable law, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance liquidity, investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. BlackRock and the Entities reserve the right, subject to compliance with applicable law, to sell into the market or redeem in Creation Units through an Authorized Participant at any time some or all of the shares of a Fund acquired for their own accounts. A large sale or redemption of
43

shares of a Fund by BlackRock or an Entity could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's liquidity, investment flexibility, portfolio diversification, expense ratio or ability to comply with the listing requirements for the Fund. BlackRock seeks to consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares but is not obligated to do so and may elect not to do so.
It is possible that a Fund may invest in securities of, or engage in transactions with, companies with which an Entity has developed or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or an Entity has significant debt or equity investments or other interests or in which an Entity makes a market. A Fund may also invest in issuances (such as structured notes) by entities for which BlackRock provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. A Fund also may invest in securities of, or engage in transactions with, companies to which an Entity provides or may in the future provide research coverage. Such investments or transactions could cause conflicts between the interests of a Fund and the interests of BlackRock, other clients of BlackRock or an Entity. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any unit of BlackRock in the course of these activities. In addition, from time to time, the activities of BlackRock or an Entity may limit a Fund's flexibility in purchases and sales of securities. When an Entity is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund. As indicated below, BlackRock or an Entity may engage in transactions with companies in which BlackRock-advised funds or other clients of BlackRock or of an Entity have an investment.
BlackRock and Chubb Limited (“Chubb”), a public company whose securities are held by BlackRock-advised funds and other accounts, partially funded the creation of a re-insurance company (“Re Co”) pursuant to which each has approximately a 9.9% ownership interest and each has representation on the board of directors. Certain employees and executives of BlackRock have a less than ½ of 1% ownership interest in Re Co. BlackRock manages the investment portfolio of Re Co, which is held in a wholly-owned subsidiary. Re Co participates as a reinsurer with reinsurance contracts underwritten by subsidiaries of Chubb. An independent director of certain BlackRock-advised funds also serves as an independent director of Chubb and has no interest or involvement in the Re Co transaction.
BlackRock and the Entities, their personnel and other financial service providers may have interests in promoting sales of the Funds. With respect to BlackRock and the Entities and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and the Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or the Entities and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.
Third parties, including service providers to BlackRock or a Fund, may sponsor events (including, but not limited to, marketing and promotional activities and presentations, educational training programs and conferences) for registered representatives, other professionals and individual investors. There is a potential conflict of interest as such sponsorships may defray the costs of such activities to BlackRock, and may provide an incentive to BlackRock to retain such third parties to provide services to a Fund.
BlackRock may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for such clients' accounts may differ from the valuations for the same securities or investments assigned by a Fund's pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund's pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund's pricing vendors and/or fund accountants, there may be instances where the Fund's pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.
As disclosed in more detail in the Determination of Net Asset Value section of each Fund’s Prospectus and this SAI, when market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments are valued at fair value by BlackRock in accordance with procedures adopted by the Board. When determining “fair value price,” BlackRock seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset or liability in
44

an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value. As a result, a Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders and may affect the amount of revenue received by BlackRock with respect to services for which it receives an asset-based fee.
To the extent permitted by applicable law, a Fund may invest all or some of its short-term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund or other similarly-managed private fund in which it invests, which may result in a Fund bearing some additional expenses.
BlackRock and its directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, each Fund, BFA and BlackRock have each adopted a code of ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding a Fund's portfolio transactions. Each code of ethics is available by contacting BlackRock or by accessing the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.
BlackRock will not purchase securities or other property from, or sell securities or other property to, a Fund, except that a Fund may in accordance with rules or guidance adopted under the 1940 Act engage in transactions with accounts that are affiliated with a Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the SEC. These transactions would be effected in circumstances in which BlackRock determined that it would be appropriate for a Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock and/or BlackRock's internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which BlackRock or an Entity is performing investment banking, market making, advisory or other services or has proprietary positions. For example, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of a Fund, particularly where such services result in BlackRock obtaining material non-public information about the company (e.g., in connection with participation in a creditors’ committee). Similar situations could arise if personnel of BlackRock serve as directors of companies the securities of which a Fund wishes to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock’s policies and procedures (including the necessary implementation of appropriate information barriers), the Funds may purchase securities or instruments that are issued by such companies, are the subject of an underwriting, distribution or advisory assignment by an Entity, or are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock are directors or officers of the issuer.
The investment activities of BlackRock for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries or in certain emerging or international markets, or are subject to corporate or regulatory ownership restrictions, or invest in certain futures or other derivative transactions, there may be limits on the aggregate amount invested by BlackRock for their proprietary accounts and for client accounts (including the Funds) that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions.
45

If certain aggregate ownership thresholds are reached either through the actions of BlackRock or a Fund or as a result of third-party transactions, the ability of BlackRock, on behalf of clients (including the Funds), to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of its clients (including the Funds), may limit purchases, sell existing investments, or otherwise restrict, forgo or limit the exercise of rights (including transferring, outsourcing or limiting voting rights or forgoing the right to receive dividends) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.
In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients (including the Funds), taking into consideration benchmark weight and investment strategy. BlackRock has adopted certain controls designed to prevent the occurrence of a breach of any applicable ownership threshold or limits, including, for example, when ownership in certain securities nears an applicable threshold, BlackRock may remove such securities from the list of Deposit Securities to be delivered to the Fund in connection with purchases of Creation Units of such Fund and may limit purchases in such securities to the issuer's weighting in the applicable benchmark used by BlackRock to manage such Fund. If client (including Fund) holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.
In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.
BlackRock may not serve as an Authorized Participant in the creation and redemption of iShares ETFs.
BlackRock may maintain securities indices. To the extent permitted by applicable laws, the Funds may seek to license and use such indices as part of their investment strategy. Index based funds that seek to track the performance of securities indices also may use the name of the index or index provider in the fund name. Index providers, including BlackRock (to the extent permitted by applicable law), may be paid licensing fees for use of their index or index name. BlackRock may benefit from the Funds using BlackRock indices by creating increasing acceptance in the marketplace for such indices. BlackRock is not obligated to license its indices to any Fund and the Funds are under no obligation to use BlackRock indices. Any Fund that enters into a license for a BlackRock index cannot be assured that the terms of any index licensing agreement with BlackRock will be as favorable as those terms offered to other licensees.
The custody arrangement described in “Investment Advisory, Administrative and Distribution Services” may lead to potential conflicts of interest with BlackRock where BlackRock has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of the Funds (or where BlackRock charges a unitary management fee). This is because the custody arrangements with certain Funds' custodian may have the effect of reducing custody fees when the Funds leave cash balances uninvested. This could be viewed as having the potential to provide BlackRock an incentive to keep high positive cash balances for Funds in order to offset fund custody fees that BlackRock might otherwise reimburse or pay. However, BlackRock’s portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance. For funds without a unitary management fee, when a fund’s actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BlackRock would be required to make to the fund.
BlackRock may enter into contractual arrangements with third-party service providers to a Fund (e.g., custodians, administrators and index providers) pursuant to which BlackRock receives fee discounts or concessions in recognition of BlackRock’s overall relationship with such service providers. To the extent that BlackRock is responsible for paying these service providers out of its management fee, the benefits of any such fee discounts or concessions may accrue, in whole or in part, to BlackRock.
BlackRock owns or has an ownership interest in certain trading, portfolio management, operations and/or information systems used by Fund service providers. These systems are, or will be, used by a Fund service provider in connection with the provision of services to accounts managed by BlackRock and funds managed and sponsored by BlackRock, including the Funds, that engage the service provider (typically the custodian). A Fund’s service provider remunerates BlackRock for the use of the systems. A Fund service provider’s payments to BlackRock for the use of these systems may enhance the profitability of BlackRock.
46

BlackRock has entered into an arrangement with Intercontinental Exchange, Inc. (“ICE”) to be one of ICE’s development partners in connection with ICE’s intention to launch a new open-architecture, centralized industry platform to facilitate creation and redemption orders for ETFs (the “ICE Platform”). As a development partner, BlackRock has licensed certain of its intellectual property to ICE. Once the ICE Platform is launched, BlackRock intends to use the ICE Platform to facilitate creations and redemptions in the Funds and certain other services provided by the ICE Platform. BlackRock may have an incentive to promote the broad adoption of the ICE Platform by the ETF marketplace because BlackRock will earn a fee, based on the total revenues earned by the ICE Platform, for licensing BlackRock’s intellectual property to ICE and for BlackRock’s role as development partner. ICE Data Indices, LLC, the underlying index provider for certain BFA managed funds, is a wholly owned subsidiary of ICE.
BlackRock’s receipt of fees from a service provider in connection with the use of systems provided by BlackRock may create an incentive for BlackRock to recommend that a Fund enter into or renew an arrangement with the service provider.
A Fund from time to time may purchase in the secondary market (i) certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (“PNC Mortgage”) or Midland Loan Services, Inc. (“Midland”), or (ii) mortgage-related securities containing loans or mortgages originated by PNC Bank, National Association (“PNC Bank”) or its affiliates. It is possible that under some circumstances, PNC Mortgage, Midland or other affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage, Midland or their affiliates. For example, if PNC Mortgage, Midland or their affiliates engaged in negligence or willful misconduct in carrying out its duties as a master servicer, then any holder of the mortgage-backed security could seek recourse against PNC Mortgage, Midland or their affiliates, as applicable. Also, as a master servicer, PNC Mortgage, Midland or their affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-backed security. If one or more of those representations or warranties is false, then the holders of the mortgage backed securities could trigger an obligation of PNC Mortgage, Midland or their affiliates, as applicable, to repurchase the mortgages from the issuing trust. Finally, PNC Mortgage, Midland or their affiliates may own securities that are subordinate to the senior mortgage-backed securities owned by a Fund.
Present and future activities of BlackRock (including BFA) and the Entities and their respective directors, officers and employees, in addition to those described in this section, may give rise to additional conflicts of interest.
Legal Proceedings.  On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares Preferred and Income Securities ETF and iShares U.S. Aerospace & Defense ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of iShares Trust (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a “flash crash,” such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of Plaintiffs’ claims with prejudice. Plaintiffs have appealed the court’s decision.
Investment Advisory, Administrative and Distribution Services
Investment Adviser.  BFA serves as investment adviser to each Fund pursuant to an investment advisory agreement between the Trust, on behalf of each Fund, and BFA. BFA is a California corporation indirectly owned by BlackRock, Inc. and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the investment advisory agreement, BFA, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages and administers the Trust and the investment of each Fund’s assets. BFA is responsible for making investment decisions for each Fund.
Pursuant to the investment advisory agreement, BFA may, from time to time, in its sole discretion and to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BFA, to perform investment advisory or other services with respect to a Fund. In addition, BFA may delegate certain of its investment advisory functions
47

under the investment advisory agreement to one or more of its affiliates to the extent permitted by applicable law. BFA may terminate any or all sub-advisers or such delegation arrangements in its sole discretion upon appropriate notice at any time to the extent permitted by applicable law.
BFA is responsible, under the investment advisory agreement, for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services. BFA is not responsible for, and the Funds will bear the cost of the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and extraordinary expenses (as determined by a majority of the Independent Trustees).
For its investment advisory services to each Fund, BFA received a management fee at the annual rates (as a percentage of such Fund’s average net assets) set forth below for the fiscal years noted:
Fund	Management Fee for the Fiscal Year Ended July 31, 2019	Fund Inception Date	Management Fees Paid Net of Waivers for Fiscal Year Ended July 31, 2019	Management Fees Paid Net of Waivers for Fiscal Year Ended July 31, 2018	Management Fees Paid Net of Waivers for Fiscal Year Ended July 31, 2017
iShares Evolved U.S. Consumer Staples ETF	0.18%	03/21/18	$ 6,873	$ 2,911	N/A
iShares Evolved U.S. Discretionary Spending ETF	0.18%	03/21/18	9,884	3,261	N/A
iShares Evolved U.S. Financials ETF	0.18%	03/21/18	8,423	3,081	N/A
iShares Evolved U.S. Healthcare Staples ETF	0.18%	03/21/18	9,808	3,292	N/A
iShares Evolved U.S. Innovative Healthcare ETF	0.18%	03/21/18	9,165	3,101	N/A
iShares Evolved U.S. Media and Entertainment ETF	0.18%	03/21/18	9,917	3,229	N/A
iShares Evolved U.S. Technology ETF	0.18%	03/21/18	12,029	3,233	N/A
The investment advisory agreement with respect to each Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, provided that in either event such continuance also is approved by a majority of the Board members who are not interested persons (as defined in the 1940 Act) of the applicable Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.
The investment advisory agreement with respect to each Fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority of the applicable Fund’s outstanding voting securities (as defined in the 1940 Act). The investment advisory agreement is also terminable upon 60 days’ notice by BFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
Portfolio Managers.  As of July 31, 2019, the individuals named as Portfolio Managers in the Funds' Prospectuses were also primarily responsible for the day-to-day management of other iShares funds and certain other types of portfolios and/or accounts as follows:
Travis Cooke
Types of Accounts	Number	Total Assets
Registered Investment Companies	7	$ 2,521,000,000
Other Pooled Investment Vehicles	19	12,027,000,000
Other Accounts	20	9,604,000,000

Jeff Shen
Types of Accounts	Number	Total Assets
Registered Investment Companies	1	$ 15,000,000
Other Pooled Investment Vehicles	3	638,000,000
48

Jeff Shen
Types of Accounts	Number	Total Assets
Other Accounts	10	10,238,000,000
Pursuant to BFA’s policy, investment opportunities are allocated equitably among the Funds and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply in the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Funds, seeking such investment opportunity. As a consequence, from time to time each Fund may receive a smaller allocation of an investment opportunity than they would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.
Like the Funds, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or its affiliates, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BFA or its affiliates a performance-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with a performance-based fee would pay BFA or its affiliates a portion of that portfolio’s or account’s gains, or would pay BFA or its affiliates more for its services than would otherwise be the case if BFA or any of its affiliates meets or exceeds specified performance targets. Performance-based fee arrangements could present an incentive for BFA or its affiliates to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BFA and each of its affiliates have an obligation to allocate resources and opportunities equitably among portfolios and accounts and intend to do so, shareholders of the Funds should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including performance-based fee arrangements, there is the potential for a conflict of interest, which may result in the Portfolio Managers favoring those portfolios or accounts with performance-based fee arrangements.
The tables below show, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above tables and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of July 31, 2019:
Travis Cooke
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	3	$5,785,000,000

Jeff Shen
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	2	$4,379,000,000
Portfolio Manager Compensation Overview
The discussion below describes the Portfolio Managers' compensation as of July 31, 2019.
BlackRock, Inc.'s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock, Inc.
49

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, Inc., the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock, Inc. Performance is generally assessed over trailing 1-, 3- and 5-year periods relative to benchmarks plus an alpha target as well as against peer groups. In most cases, benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock, Inc.’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. With respect to these portfolio managers in relation to these portfolios, the benchmarks for the Funds and other accounts are: a combination of S&P 500 Index, FTSE World ex-US Index, ICE BofAML Current 5-Year U.S. Treasury Index and FTSE Non-U.S. Dollar World Government Bond Index.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock, Inc. investment products.
Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock, Inc.’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of the Funds have deferred BlackRock, Inc. stock awards.
For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock, Inc. investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.
Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (“RSP”), and the BlackRock Employee Stock Purchase Plan (“ESPP”). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the U.S. Internal Revenue Service (the “IRS”) limit ($280,000 for 2019). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. All of the portfolio managers of the Funds are eligible to participate in these plans.
As of July 31, 2019, the Portfolio Managers did not beneficially own shares of the Funds.
50

Codes of Ethics.  The Trust, BFA and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes of ethics permit personnel subject to the codes of ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. The codes of ethics are on public file with, and are available from, the SEC.
Anti-Money Laundering Requirements.  The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from Authorized Participants to enable it to form a reasonable belief that it knows the true identity of its Authorized Participants. This information will be used to verify the identity of Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.
The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow a Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds' policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.
Administrator, Custodian and Transfer Agent.   State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Funds under the Master Services Agreement and related Service Schedule (the “Service Module”). State Street’s principal address is 1 Lincoln Street, Boston, MA 02111. Pursuant to the Service Module for Fund Administration and Accounting Services with the Trust, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and each Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to the Service Module for Custodial Services with the Trust, State Street maintains, in separate accounts, cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for each Fund. State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the U.S. Pursuant to the Service Module for Transfer Agency Services with the Trust, State Street acts as a transfer agent for each Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee.
Fund	Fund Inception Date	Custody, Administration, Transfer Agency Expenses Paid During Fiscal Year Ended July 31, 2019	Custody, Administration, Transfer Agency Expenses Paid During Fiscal Year Ended July 31, 2018	Custody, Administration, Transfer Agency Expenses Paid During Fiscal Year Ended July 31, 2017
iShares Evolved U.S. Consumer Staples ETF	03/21/18	$ 17,630	$ 5,006	N/A
iShares Evolved U.S. Discretionary Spending ETF	03/21/18	17,625	6,620	N/A
iShares Evolved U.S. Financials ETF	03/21/18	17,601	7,621	N/A
iShares Evolved U.S. Healthcare Staples ETF	03/21/18	17,511	4,908	N/A
iShares Evolved U.S. Innovative Healthcare ETF	03/21/18	17,564	6,232	N/A
iShares Evolved U.S. Media and Entertainment ETF	03/21/18	17,457	4,618	N/A
iShares Evolved U.S. Technology ETF	03/21/18	17,653	7,233	N/A
Distributor.  The Distributor's principal address is 1 University Square Drive, Princeton, NJ 08540. Shares are continuously offered for sale by the Funds through the Distributor or its agent only in Creation Units, as described in the applicable Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Fund shares in amounts less than Creation Units are generally not distributed by the Distributor or its agent. The Distributor or its agent will arrange for the delivery of the applicable Prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of both orders placed with it or its agents and confirmations of acceptance furnished by it or its agents. The
51

Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is also licensed as a broker-dealer in all 50 U.S. states, as well as in Puerto Rico, the U.S. Virgin Islands and the District of Columbia.
The Distribution Agreement for each Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as described below), DTC participants and/or investor services organizations.
BFA or its affiliates may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.
Securities Lending.  To the extent that a Fund engages in securities lending, each Fund conducts its securities lending pursuant to SEC exemptive relief, and BTC acts as securities lending agent for the Funds, subject to the overall supervision of BFA, pursuant to a written agreement (the “Securities Lending Agency Agreement”).
Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent. Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA (the “collateral investment fees”); however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. Such money market fund shares will not be subject to a sales load, redemption fee, distribution fee or service fee.
Pursuant to the Securities Lending Agency Agreement:
Through December 31, 2018, (i) domestic equity funds, such as the Funds, retained 71.5% of securities lending income (which excludes collateral investment fees) and (ii) this amount could never be less than 65% of the sum of securities lending income plus collateral investment fees. Through December 31, 2019, (i) domestic equity funds, such as the Funds, retained 73.5% of securities lending income (which excludes collateral investment fees) and (ii) this amount could never be less than 70% of the sum of securities lending income plus collateral investment fees. Effective January 1, 2020, (i) domestic equity funds, such as the Funds, retain 75% of securities lending income (which excludes collateral investment fees) and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.
Under the securities lending program, the Funds are categorized into one of several specific asset classes. The determination of a Fund’s asset class category (fixed-income, domestic equity, international equity or fund-of-funds), each of which may be subject to a different fee arrangement, is based on a methodology agreed to by the Trust and BTC.
In addition, commencing the business day following the date that the aggregate securities lending income (which includes, for this purpose, collateral investment fees) earned across the Exchange-Traded Fund Complex (as defined under “Management—Trustees and Officers”) in a calendar year exceeds a specified threshold, each applicable domestic equity fund, pursuant to the securities lending agreement, will receive for the remainder of that calendar year securities lending income as follows:
Through December 31, 2018, (i) 75% of securities lending income (which excludes collateral investment fees) and (ii) this amount could never be less than 65% of the sum of securities lending income plus collateral investment fees. Effective January 1, 2019, (i) 80% of securities lending income (which excludes collateral investment fees) and (ii) this amount can never be less than 70% of the sum of the securities lending income plus collateral investment fees.
The services provided to the Funds by BTC in the most recent fiscal year ended July 31, 2019 primarily included the following:
52

(1) selecting borrowers from an approved list of borrowers and executing a securities lending agreement as agent on behalf of the Funds with each such borrower;
(2) negotiating the terms of securities loans, including the amount of fees;
(3) directing the delivery of loaned securities;
(4) monitoring the daily value of the loaned securities and directing the payment of additional collateral or the return of excess collateral, as necessary;
(5) investing cash collateral received in connection with any loaned securities;
(6) monitoring distributions on loaned securities (for example, interest and dividend activity);
(7) in the event of default by a borrower with respect to any securities loan, using the collateral or the proceeds of the liquidation of collateral to purchase replacement securities of the same issue, type, class and series as that of the loaned securities; and
(8) terminating securities loans and arranging for the return of loaned securities to the Funds at loan termination.
The following tables show the dollar amounts of income and fees/compensation related to the securities lending activities of each Fund during its most recent fiscal year ended July 31, 2019.
Fund	iShares Evolved U.S. Consumer Staples ETF	iShares Evolved U.S. Discretionary Spending ETF	iShares Evolved U.S. Financials ETF	iShares Evolved U.S. Healthcare Staples ETF
Gross income from securities lending activities	$152	$1,159	$47	$883
Fees and/or compensation for securities lending activities and related services
Securities lending income paid to BTC for services as securities lending agent	12	101	1	82
Cash collateral management expenses not included in securities lending income paid to BTC	2	16	1	10
Administrative fees not included in securities lending income paid to BTC	0	0	0	0
Indemnification fees not included in securities lending income paid to BTC	0	0	0	0
53

Fund	iShares Evolved U.S. Consumer Staples ETF	iShares Evolved U.S. Discretionary Spending ETF	iShares Evolved U.S. Financials ETF	iShares Evolved U.S. Healthcare Staples ETF
Rebates (paid to borrowers)	103	746	40	560
Other fees not included in securities lending income paid to BTC	0	0	0	0
Aggregate fees/compensation for securities lending activities	117	863	42	652
Net income from securities lending activities	35	296	5	231

Fund	iShares Evolved U.S. Innovative Healthcare ETF	iShares Evolved U.S. Media & Entertainment ETF	iShares Evolved U.S. Technology ETF
Gross income from securities lending activities	$ 6,163	$ 5,070	$1,016
Fees and/or compensation for securities lending activities and related services
Securities lending income paid to BTC for services as securities lending agent	874	501	40
Cash collateral management expenses not included in securities lending income paid to BTC	56	68	16
Administrative fees not included in securities lending income paid to BTC	0	0	0
Indemnification fees not included in securities lending income paid to BTC	0	0	0
Rebates (paid to borrowers)	2,783	3,033	832
Other fees not included in securities lending income paid to BTC	0	0	0
54

Fund	iShares Evolved U.S. Innovative Healthcare ETF	iShares Evolved U.S. Media & Entertainment ETF	iShares Evolved U.S. Technology ETF
Aggregate fees/compensation for securities lending activities	3,713	3,602	888
Net income from securities lending activities	2,450	1,468	128
Payments by BFA and its Affiliates.  BFA and/or its affiliates (“BFA Entities”) may pay certain broker-dealers, registered investment advisers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Funds, other iShares funds or exchange-traded products in general. BFA Entities make these payments from their own assets and not from the assets of the Funds. Although a portion of BFA Entities’ revenue comes directly or indirectly in part from fees paid by the Funds, other iShares funds or exchange-traded products, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Funds, other iShares funds or exchange-traded products. BFA Entities make payments for Intermediaries’ participation in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Funds and other iShares funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). BFA Entities also make payments to Intermediaries for certain printing, publishing and mailing costs or materials relating to the Funds, other iShares funds or exchange-traded products (“Publishing Costs”). In addition, BFA Entities make payments to Intermediaries that make shares of the Funds, other iShares funds or exchange-traded products available to their clients, develop new products that feature iShares or otherwise promote the Funds, other iShares funds and exchange-traded products. BFA Entities may also reimburse expenses or make payments from their own assets to Intermediaries or other persons in consideration of services or other activities that the BFA Entities believe may benefit the iShares business or facilitate investment in the Funds, other iShares funds or exchange-traded products. Payments of the type described above are sometimes referred to as revenue-sharing payments.
Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, such payments may create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Funds, other iShares funds or exchange-traded products over other investments. The same conflicts of interest and financial incentives exist with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.
In addition to the payments described above, BFA Entities have developed proprietary tools, calculators and related interactive or digital content that is made available through the www.BlackRock.com website at no additional cost to Intermediaries. BlackRock may configure these tools and calculators and localize the content for Intermediaries as part of its customary digital marketing support and promotion of the Funds, other iShares funds, exchange-traded products and BlackRock mutual funds.
As of March 1, 2013, BFA Entities have contractual arrangements to make payments (in addition to payments for Education Costs or Publishing Costs) to one Intermediary, Fidelity Brokerage Services LLC (“FBS”). Effective June 4, 2016, this relationship was expanded to include National Financial Services, LLC (“NFS”), an affiliate of FBS. Pursuant to this special, long-term and significant arrangement (the “Marketing Program”), FBS, NFS and certain of their affiliates (collectively “Fidelity”) have agreed, among other things, to actively promote iShares funds to customers, investment professionals and other intermediaries and in advertising campaigns as the preferred exchange-traded product, to offer certain iShares funds in certain Fidelity platforms and investment programs, in some cases at a waived or reduced commission rate or ticket charge, and to provide marketing data to BFA Entities. BFA Entities have agreed to facilitate the Marketing Program by, among other things, making certain payments to FBS and NFS for marketing and implementing certain brokerage and investment programs. Upon termination of the arrangement, the BFA Entities will make additional payments to FBS and/or NFS based upon a number of criteria, including the overall success of the Marketing Program and the level of services provided by FBS and NFS during the wind-down period.
55

In addition, BFA Entities may enter into other contractual arrangements with Intermediaries and certain other third parties that the BFA Entities believe may benefit the iShares business or facilitate investment in iShares funds. Such agreements may include payments by BFA Entities to such Intermediaries and third parties for data collection and provision, technology support, platform enhancement, or co-marketing and cross-promotional efforts. Payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries and third parties. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. Such payments will not be asset- or revenue-based. As of the date of this SAI, the Intermediaries and other third parties receiving such contractual payments include: Charles Schwab & Co., Inc., Commonwealth Equity Services, Inc., Dorsey Wright and Associates, LLC, Envestnet Asset Management, Inc., E*Trade Securities LLC, FDx Advisors, Inc., LPL Financial LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley Smith Barney LLC, Orion Advisors Services, LLC, Pershing LLC, Raymond James Financial Services, Inc., Raymond James & Associates, Inc., TD Ameritrade, Inc. and UBS Financial Services Inc. Any additions, modifications, or deletions to Intermediaries and other third parties listed above that have occurred since the date of this SAI are not included in the list.
Further, BFA Entities make Education Costs and Publishing Costs payments to other Intermediaries that are not listed above. BFA Entities may determine to make such payments based on any number of metrics. For example, BFA Entities may make payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more iShares funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, BFA anticipates that the payments paid by BFA Entities in connection with the Funds, iShares funds and exchange-traded products in general will be immaterial to BFA Entities in the aggregate for the next year. Please contact your salesperson or other investment professional for more information regarding any such payments or financial incentives his or her Intermediary firm may receive. Any payments made, or financial incentives offered, by the BFA Entities to an Intermediary may create the incentive for the Intermediary to encourage customers to buy shares of the Funds, other iShares funds or other exchange-traded products.
The Funds may participate in certain market maker incentive programs of a national securities exchange in which an affiliate of the Funds would pay a fee to the exchange used for the purpose of incentivizing one or more market makers in the securities of a Fund to enhance the liquidity and quality of the secondary market of securities of a Fund. The fee would then be credited by the exchange to one or more market makers that meet or exceed liquidity and market quality standards with respect to the securities of a Fund. Each market maker incentive program is subject to approval from the SEC. Any such fee payments made to an exchange will be made by an affiliate of a Fund solely for the benefit of a Fund and will not be paid from any Fund assets. Other funds managed by BFA may also participate in such programs.
Determination of Net Asset Value
Valuation of Shares. The NAV for each Fund is generally calculated as of the close of business on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each business day the NYSE is open. Valuation of securities held by a Fund is as follows:
Equity Investments. Equity securities traded on a recognized securities exchange (e.g., NYSE), on separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (each, an “Exchange”) are valued using information obtained via independent pricing services, generally at the closing price on the Exchange on which the security is primarily traded, or if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which a Fund’s assets or liabilities are valued. However, under certain circumstances, other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by a Fund on a day on which a Fund values such security, the prior day’s price will be used, unless, in accordance with valuation procedures approved by the Board (the “Valuation Procedures”), BlackRock determines in good faith that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a Fair Value Asset (as defined below).
Fixed-Income Investments. Fixed-income securities for which market quotations are readily available are generally valued using such securities’ current market value. A Fund values fixed-income portfolio securities using the last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by a Fund’s approved
56

independent third-party pricing services, each in accordance with the Valuation Procedures. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BlackRock determines in good faith that such method does not represent fair value. Loan participation notes are generally valued at the mean of the last available bid prices from one or more brokers or dealers as obtained from independent third-party pricing services. Certain fixed-income investments, including asset-backed and mortgage-related securities, may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.
Options, Futures, Swaps and Other Derivatives. Exchange-traded equity options for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on the Exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by a Fund on a day on which a Fund values such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no such bid or ask price is available on a day on which a Fund values such option, the prior day’s price will be used, unless BlackRock determines in good faith that such prior day’s price no longer reflects the fair value of the option, in which case such option will be treated as a Fair Value Asset (as defined below). OTC derivatives are valued using the last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by a Fund’s approved independent third-party pricing services, each in accordance with the Valuation Procedures. OTC derivatives may be valued using a mathematical model which may incorporate a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the Valuation Procedures.
Underlying Funds. Shares of underlying ETFs will be valued at their most recent closing price on an Exchange. Shares of underlying money market funds will be valued at their NAV.
General Valuation Information. The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investment may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
All cash, receivables and current payables are carried on a Fund’s books at their fair value.
Prices obtained from independent third-party pricing services, broker-dealers or market makers to value a Fund’s securities and other assets and liabilities are based on information available at the time a Fund values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which a Fund valued such security or other asset or liability, the revised pricing service quotation generally will be applied prospectively. Such determination will be made considering pertinent facts and circumstances surrounding the revision.
In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method approved by the Board as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by a Fund (including restricted securities) are valued at fair value as determined in good faith by the Board or by BlackRock (its delegate) pursuant to the Valuation Procedures. Any assets and liabilities that are denominated in a foreign currency are converted into U.S. dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers.
57

Certain of the securities acquired by a Fund may be traded on foreign exchanges or OTC markets on days on which a Fund’s NAV is not calculated. In such cases, the NAV of a Fund’s shares may be significantly affected on days when Authorized Participants can neither purchase nor redeem shares of a Fund.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of a Fund are determined as of such times.
Fair Value. When market quotations are not readily available or are believed in good faith by BlackRock to be unreliable, a Fund’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by BlackRock in accordance with the Valuation Procedures. BlackRock may reasonably conclude that a market quotation is not readily available or is unreliable if, among other things, a security or other asset or liability does not have a price source due to its complete lack of trading, if BlackRock believes in good faith that a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), or where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its reasonable business judgment, that an event has occurred after the close of trading for an asset or liability but prior to or at the time of pricing a Fund’s assets or liabilities, and that the event is likely to cause a material change to the closing market price of the assets or liabilities held by a Fund. Non-U.S. securities whose values are affected by volatility that occurs in the markets or in related or highly correlated assets (e.g., American Depositary Receipts, Global Depositary Receipts or ETFs) on a trading day after the close of non-U.S. securities markets may be fair valued. On any day the NYSE is open and a foreign market or the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day’s price, provided that BlackRock is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset.
BlackRock, with input from the BlackRock Investment Strategy Group, will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock’s Valuation Committee. The BlackRock Valuation Committee may accept, modify or reject any recommendations. In addition, a Fund’s accounting agent periodically endeavors to confirm the prices it receives from all third-party pricing services, index providers and broker-dealers, and, with the assistance of BlackRock, to regularly evaluate the values assigned to the securities and other assets and liabilities of a Fund. The pricing of all Fair Value Assets is subsequently reported to and, where appropriate, ratified by the Board.
When determining the price for a Fair Value Asset, the BlackRock Valuation Committee (or BlackRock’s Pricing Group) will seek to determine the price that a Fund might reasonably expect to receive upon the current sale of that asset or liability in an arm’s-length transaction on the date on which the assets or liabilities are being valued, and does not seek to determine the price that a Fund might expect to receive for selling the asset, or the cost of extinguishing a liability, at a later time or if it holds the asset or liability to maturity. Fair value determinations will be based upon all available factors that the BlackRock Valuation Committee (or BlackRock’s Pricing Group) deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third-party valuation models.
Fair value represents a good faith approximation of the value of an asset or liability. When determining the fair value of an asset, one or more of a variety of fair valuation methodologies may be used (depending on certain factors, including the asset type). For example, the asset may be priced on the basis of the original cost of the investment or, alternatively, using proprietary or third-party models (including models that rely upon direct portfolio management pricing inputs and which reflect the significance attributed to the various factors and assumptions being considered). Prices of actual, executed or historical transactions in the relevant asset and/or liability (or related or comparable assets and/or liabilities) or, where appropriate, an appraisal by a third-party experienced in the valuation of similar assets and/or liabilities, may also be used as a basis for establishing the fair value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a Fund’s NAV. As a result, a Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.
Each Fund’s annual audited financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), follow the requirements for valuation set forth in Financial
58

Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a framework for measuring fair value under US GAAP and expands financial statement disclosure requirements relating to fair value measurements. Generally, ASC 820 and other accounting rules applicable to funds and various assets in which they invest are evolving. Such changes may adversely affect a Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities to the extent such rules become more stringent would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to a Fund’s inability to obtain a third-party determination of fair market value.
Brokerage Transactions
Subject to policies established by the Board, BFA is primarily responsible for the execution of a Fund’s portfolio transactions and the allocation of brokerage. BFA does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While BFA generally seeks reasonable trade execution costs, a Fund does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BFA may select a broker based partly upon brokerage or research services provided to BFA and its clients, including a Fund. In return for such services, BFA may cause a Fund to pay a higher commission than other brokers would charge if BFA determines in good faith that the commission is reasonable in relation to the services provided.
In selecting brokers or dealers to execute portfolio transactions, BFA seeks to obtain the best price and most favorable execution for a Fund and may take into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) BFA’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital; (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) BFA’s knowledge of any actual or apparent operational problems of a broker or dealer. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, thinly traded securities, or other circumstances.
Section 28(e) of the 1934 Act (“Section 28(e)”) permits a U.S. investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in securities that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions in securities under certain conditions.
From time to time, a Fund may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide BFA with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).
OTC issues, including most fixed-income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.
Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with the dealers
59

acting as principal for their own accounts, the Funds will not deal with affiliated persons and affiliated persons of such affiliated persons in connection with such transactions. The Funds will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BFA, BRIL or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board in accordance with Rule 10f-3 under the 1940 Act.
Purchases of money market instruments by the Funds are made from dealers, underwriters and issuers. The Funds do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.
BFA may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with BFA, in conformity with Rule 17e-1 under the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions.
Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.
Investment decisions for the Funds and for other investment accounts managed by BFA and the other Affiliates are made independently of each other in light of differing conditions. A variety of factors will be considered in making investment allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings; (ii) tax considerations of an account; (iii) risk or investment concentration parameters for an account; (iv) supply or demand for a security at a given price level; (v) size of available investment; (vi) cash availability and liquidity requirements for accounts; (vii) regulatory restrictions; (viii) minimum investment size of an account; (ix) relative size of account; and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another; (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock; (iii) to develop or enhance a relationship with a client or prospective client; (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock; or (v) to manage or equalize investment performance among different client accounts. BFA and the other Affiliates may deal, trade and invest for their own respective accounts in the types of securities in which the Funds may invest.
Initial public offerings (“IPOs”) of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When BFA is given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BFA’s trading desk their level of interest in a particular offering with respect to eligible clients’ accounts for which that team is responsible. IPOs of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taking place and the investment mandate of the client account. Generally, shares received during the IPO will be allocated among participating client accounts within each investment mandate on a pro rata basis. This pro rata allocation may result in a Fund receiving less of a particular security than if pro-rating had not occurred. All allocations of securities will be subject, where relevant, to share minimums established for accounts and compliance constraints. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by BFA to be fair and equitable to clients may be used as well.
Because different accounts may have differing investment objectives and policies, BFA may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BFA may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of BFA or the other
60

Affiliates during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Funds or other clients or funds for which BFA or another Affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.
In certain instances, BFA may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts and advisory accounts of affiliates. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price (except in the case of certain international markets where average pricing is not permitted). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Funds are concerned, in other cases it could be beneficial to the Funds. Transactions effected by BFA or the other Affiliates on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker-dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.
The table below sets forth the brokerage commissions paid by each Fund for the fiscal years noted. Any differences in brokerage commissions paid by a Fund from year to year are due to increases or decreases in that Fund’s assets over those periods:
Fund	Fund Inception Date	Brokerage Commissions Paid During Fiscal Year Ended July 31, 2019	Brokerage Commissions Paid During Fiscal Year Ended July 31, 2018	Brokerage Commissions Paid During Fiscal Year Ended July 31, 2017
iShares Evolved U.S. Consumer Staples ETF	3/21/18	$ 90	$ 0	N/A
iShares Evolved U.S. Discretionary Spending ETF	3/21/18	96	0	N/A
iShares Evolved U.S. Financials ETF	3/21/18	148	164	N/A
iShares Evolved U.S. Healthcare Staples ETF	3/21/18	107	0	N/A
iShares Evolved U.S. Innovative Healthcare ETF	3/21/18	83	41	N/A
iShares Evolved U.S. Media and Entertainment ETF	3/21/18	290	0	N/A
iShares Evolved U.S. Technology ETF	3/21/18	79	0	N/A
None of the Funds paid any brokerage commissions to BRIL, an affiliate of BFA, or to any other broker-dealer that is part of the BlackRock group of companies, during the fiscal year ended July 31, 2019.
The following table sets forth the names of the Funds’ “regular” broker-dealers, as defined under Rule 10b-1 of the 1940 Act, which derive more than 15% of their gross revenues from securities-related activities and in which the Funds invest, together with the market value of each investment as of the fiscal year ended July 31, 2019:
Fund	Issuer	Market Value of Investment
iShares Evolved U.S. Financials ETF	Citigroup, Inc.	$208,783
The Funds' purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BlackRock manages or advises. If purchases or sales of portfolio securities of the Funds and one or more other accounts managed or advised by BlackRock are considered at or about the same time, transactions in such securities are
61

allocated among the Funds and the other accounts in a manner deemed equitable to all by BlackRock. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Funds. BlackRock may deal, trade and invest for its own account in the types of securities in which the Funds may invest. BlackRock may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with BFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Funds will not deal with affiliates in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.
Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses. The table below sets forth the portfolio turnover rates of each Fund for the fiscal years noted:
Fund	Fiscal Year Ended July 31, 2019	Fiscal Year Ended July 31, 2018
iShares Evolved U.S. Consumer Staples ETF	9%	0%
iShares Evolved U.S. Discretionary Spending ETF	11%	0%
iShares Evolved U.S. Financials ETF	10%	13%
iShares Evolved U.S. Healthcare Staples ETF	12%	0%
iShares Evolved U.S. Innovative Healthcare ETF	8%	3%
iShares Evolved U.S. Media and Entertainment ETF	10%	0%
iShares Evolved U.S. Technology ETF	7%	0%
Additional Information Concerning the Trust
Shares.  The Trust currently consists of 18 separate investment series or portfolios called funds. The Trust issues shares of beneficial interests in the funds with no par value. The Board may designate additional iShares funds.
Each share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.
Each share has one vote with respect to matters upon which the shareholder is entitled to vote. In any matter submitted to shareholders for a vote, each fund shall hold a separate vote, provided that shareholders of all affected funds will vote together when: (i) required by the 1940 Act, or (ii) the Trustees determine that the matter affects the interests of more than one fund.
Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights in the election of members of the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.
Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in such fund’s shares, a holder of shares may be a “control person” of the fund, as defined in Rule 0-1 under the 1940 Act. A fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.
Shareholders may make inquiries by writing to iShares U.S. ETF Trust, c/o BlackRock Investments, LLC, 1 University Square Drive, Princeton, NJ 08540.
Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC or its staff, officers and trustees of a fund and beneficial owners of 10% of the shares of a fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should
62

consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act and existing guidance provided by the SEC staff.
In accordance with the Trust's current Agreement and Declaration of Trust (the “Declaration of Trust”), the Board may, without shareholder approval (unless such shareholder approval is required by the Declaration of Trust or applicable law, including the 1940 Act), authorize certain funds to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions with, to or into another fund.  The Trust or a fund may be terminated by a majority vote of the Board, subject to the affirmative vote of a majority of the shareholders of the Trust or such fund entitled to vote on termination; however, in certain circumstances described in the Declaration of Trust, only a majority vote of the Board is required. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Declaration of Trust provides that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. Therefore, in the event of a termination of the Trust or a fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust or a fund may make redemptions in-kind, for cash or for a combination of cash or securities. Further, in the event of a termination of the Trust or a fund, the Trust or a fund might elect to pay cash redemptions to all shareholders, with an in-kind election for shareholders owning in excess of a certain stated minimum amount.
DTC as Securities Depository for Shares of the Funds.  Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
DTC was created in 1973 to enable electronic movement of securities between its participants (“DTC Participants”), and NSCC was established in 1976 to provide a single settlement system for securities clearing and to serve as central counterparty for securities trades among DTC Participants. In 1999, DTC and NSCC were consolidated within The Depository Trust & Clearing Corporation (“DTCC”) and became wholly-owned subsidiaries of DTCC. The common stock of DTCC is owned by the DTC Participants, but NYSE and FINRA, through subsidiaries, hold preferred shares in DTCC that provide them with the right to elect one member each to the DTCC board of directors. Access to the DTC system is available to entities, such as banks, brokers, dealers and trust companies, that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares of the Fund.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any
63

records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Distribution of Shares.  In connection with each Fund's launch, each Fund was seeded through the sale of one or more Creation Units by each Fund to one or more initial investors. Initial investors participating in the seeding may be Authorized Participants, a lead market maker or other third party investor or an affiliate of each Fund or each Fund’s adviser. Each such initial investor may sell some or all of the shares underlying the Creation Unit(s) held by them pursuant to the registration statement for each Fund (each, a “Selling Shareholder”), which shares have been registered to permit the resale from time to time after purchase. Each Fund will not receive any of the proceeds from the resale by the Selling Shareholders of these shares.
Selling Shareholders may sell shares owned by them directly or through broker-dealers, in accordance with applicable law, on any national securities exchange on which the shares may be listed or quoted at the time of sale, through trading systems, in the OTC market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected through brokerage transactions, privately negotiated trades, block sales, entry into options or other derivatives transactions or through any other means authorized by applicable law. Selling Shareholders may redeem the shares held in Creation Unit size by them through an Authorized Participant.
Any Selling Shareholder and any broker-dealer or agents participating in the distribution of shares may be deemed to be “underwriters” within the meaning of Section 2(a)(11) of the 1933 Act, in connection with such sales.
Any Selling Shareholder and any other person participating in such distribution will be subject to applicable provisions of the 1934 Act and the rules and regulations thereunder.
Creation and Redemption of Creation Units
General.  The Trust issues and sells shares of each Fund only in Creation Units on a continuous basis through the Distributor or its agent, without a sales load, at a price based on each Fund's NAV next determined after receipt, on any Business Day (as defined below), of an order received by the Distributor or its agent in proper form. On days when the Listing Exchange closes earlier than normal, a Fund may require orders to be placed earlier in the day. The following table sets forth the number of shares of a Fund that constitute a Creation Unit for such Fund and the approximate value of such Creation Unit as of August 31, 2019:
Fund	Shares Per Creation Unit	Approximate Value Per Creation Unit (U.S.$)
iShares Evolved U.S. Consumer Staples ETF	50,000	$1,397,000
iShares Evolved U.S. Discretionary Spending ETF	50,000	1,473,000
iShares Evolved U.S. Financials ETF	50,000	1,176,500
iShares Evolved U.S. Healthcare Staples ETF	50,000	1,452,500
iShares Evolved U.S. Innovative Healthcare ETF	50,000	1,227,500
iShares Evolved U.S. Media and Entertainment ETF	50,000	1,361,000
iShares Evolved U.S. Technology ETF	50,000	1,463,500
In its discretion, the Trust reserves the right to increase or decrease the number of a Fund’s shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of any Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.
64

A “Business Day” with respect to each Fund is any day the Fund is open for business, including any day when it satisfies redemption requests as required by Section 22(e) of the 1940 Act. Each Fund is open for business any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, each Listing Exchange observes the following holidays, as observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Fund Deposit.  The consideration for purchase of Creation Units of a Fund generally consists of Deposit Securities and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which will be applicable (subject to possible amendment or correction) to creation requests received in proper form. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of a given Fund until such time as the next-announced Fund Deposit is made available.
The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing the Creation Unit.
The identity and number of shares of the Deposit Securities change pursuant to changes in the composition of a Fund's portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the relevant Fund's portfolio.
The Fund Deposit may also be modified to minimize the Cash Component by redistributing the cash to the Deposit Securities portion of the Fund Deposit through “systematic rounding.” The rounding methodology “rounds up” position sizes of securities in the Deposit Securities (which in turn reduces the cash portion). However, the methodology limits the maximum allowed percentage change in weight and share quantity of any given security in the Fund Deposit.
Fund Deposits may also be modified to position a fund towards a forward index rebalance to reflect revisions that account for index additions, deletions, and re-weights.
The Trust may, in its sole discretion, substitute a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security in certain circumstances, including: (i) when instruments are not available in sufficient quantity for delivery; (ii) when instruments are not eligible for transfer through DTC or the clearing process (as discussed below); (iii) when instruments that the Authorized Participant (or an investor on whose behalf the Authorized Participant is acting) are not able to be traded due to a trading restriction; (iv) when delivery of the Deposit Security by the Authorized Participant (or by an investor on whose behalf the Authorized Participant is acting) would be restricted under applicable securities or other local laws; (v) in connection with distribution payments to be made by a Fund; or (vi) in certain other situations.
Cash Purchase Method.  Although the Trust does not generally permit partial or full cash purchases of Creation Units of its funds, when partial or full cash purchases of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a partial or full cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser.
Procedures for Creation of Creation Units.  To be eligible to place orders with the Distributor and to create a Creation Unit of the Funds, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC, or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Authorized Participant Agreement”) (discussed below). A Participating Party or DTC Participant who has executed an Authorized Participant Agreement is referred to as an “Authorized Participant.” All shares of the Funds, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.
65

Role of the Authorized Participant.  Creation Units may be purchased only by or through a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Funds or one of their service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units (an “Authorized Participant”). Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor's broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current Authorized Participants may be obtained from the Distributor. The Distributor has adopted guidelines regarding Authorized Participants’ transactions in Creation Units that are made available to all Authorized Participants. These guidelines set forth the processes and standards for Authorized Participants to transact with the Distributor and its agents in connection with creation and redemption transactions. In addition, the Distributor may be appointed as the proxy of the Authorized Participant and may be granted a power of attorney under its Authorized Participant Agreement.
Purchase Orders.   To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order to purchase shares of a Fund, in proper form, generally before 4:00 p.m., Eastern time on any Business Day to receive that day’s NAV. The Distributor or its agent will notify BFA and the custodian of such order. The custodian will then provide such information to any appropriate sub-custodian. Procedures and requirements governing the delivery of the Fund Deposit are set forth in the procedures handbook for Authorized Participants and may change from time to time. Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor or its agent by the Cutoff Time (as defined below) on such Business Day.
The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Funds, immediately available or same day funds estimated by the Funds to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Cutoff Time of the Funds. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.
The Authorized Participant is responsible for any and all expenses and costs incurred by a Fund, including any applicable cash amounts, in connection with any purchase order.
Timing of Submission of Purchase Orders.  An Authorized Participant must submit an irrevocable order to purchase shares of a Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. Creation Orders must be transmitted by an Authorized Participant in the form required by the Funds to the Distributor or its agent pursuant to procedures set forth in the Authorized Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or its agent or an Authorized Participant. Each Fund's deadline specified above for the submission of purchase orders is referred to as that Fund's “Cutoff Time.” The Distributor or its agent, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the Distributor's or its agent's proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance in accordance with a Fund's Cutoff Times as provided in the Authorized Participant Agreement and disclosed in this SAI.
66

Acceptance of Orders for Creation Units.   Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) and (ii) arrangements satisfactory to the Funds are in place for payment of the Cash Component and any other cash amounts which may be due, the Funds will accept the order, subject to each Fund's right (and the right of the Distributor and BFA) to reject any order until acceptance, as set forth below.
Once a Fund has accepted an order, upon the next determination of the net asset value of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such net asset value. The Distributor or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.
Each Fund reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor or its agent if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of the Trust, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Fund or the Distributor, have an adverse effect on the Fund or the rights of beneficial owners; or (vii) circumstances outside the control of the Fund, the Distributor or its agent and BFA make it impracticable to process purchase orders. The Distributor or its agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Funds, State Street, the sub-custodian and the Distributor or its agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.
Issuance of a Creation Unit.   Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the applicable Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor or its agent and BFA shall be notified of such delivery and the applicable Fund will issue and cause the delivery of the Creation Unit. Creation Units are generally issued on a “T+2 basis” (i.e., two Business Days after trade date). Each Fund reserves the right to settle Creation Unit transactions on a basis other than T+2, including a shorter settlement period, if necessary or appropriate under the circumstances and compliant with applicable law.
To the extent contemplated by an Authorized Participant Agreement with the Distributor, each Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral as set forth in the handbook for Authorized Participants. The Trust may use such collateral at any time to buy Deposit Securities for the Funds. Such collateral must be delivered no later than the time specified by a Fund or its custodian on the contractual settlement date. Information concerning the Funds' current procedures for collateralization of missing Deposit Securities is available from the Distributor or its agent. The Authorized Participant Agreement will permit the Funds to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Funds of purchasing such securities and the collateral including, without limitation, liability for related brokerage, borrowings and other charges.
In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Funds reserve the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by each Fund and the Fund's determination shall be final and binding.
Costs Associated with Creation Transactions.   A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day. If a purchase consists solely or partially of cash, the Authorized Participant may also be required to cover (up to the maximum amount shown below) certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (which may, in certain instances, be based on a good faith estimate of
67

transaction costs). Authorized Participants will also bear the costs of transferring the Deposit Securities to the Funds. Certain fees/costs associated with creation transactions may be waived in certain circumstances. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services.
The following table sets forth each Fund's standard creation transaction fees and maximum additional charge (as described above):
Fund	Standard Creation Transaction Fee	Maximum Additional Charge*
iShares Evolved U.S. Consumer Staples ETF	$ 400	3.0%
iShares Evolved U.S. Discretionary Spending ETF	1,150	3.0%
iShares Evolved U.S. Financials ETF	1,350	3.0%
iShares Evolved U.S. Healthcare Staples ETF	675	3.0%
iShares Evolved U.S. Innovative Healthcare ETF	1,000	3.0%
iShares Evolved U.S. Media and Entertainment ETF	300	3.0%
iShares Evolved U.S. Technology ETF	1,500	3.0%

*	As a percentage of the net asset value per Creation Unit.
Redemption of Creation Units.  Shares of a Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor or its agent and only on a Business Day. The Funds will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market.
The Funds generally redeem Creation Units for Fund Securities (as defined below). Please see the Cash Redemption Method section below and the following discussion summarizing the in-kind method for further information on redeeming Creation Units of the Funds.
The designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities” or “Redemption Basket”), and an amount of cash (the “Cash Amount,” as described below) (each subject to possible amendment or correction) are applicable, in order to effect redemptions of Creation Units of a Fund until such time as the next announced composition of the Fund Securities and Cash Amount is made available. Procedures and requirements governing redemption transactions are set forth in the handbook for Authorized Participants and may change from time to time.
Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).
The Trust may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security in certain circumstances, including: (i) when the delivery of a Fund Security to the Authorized Participant (or to an investor on whose behalf the Authorized Participant is acting) would be restricted under applicable securities or other local laws or due to a trading restriction; (ii) when the delivery of a Fund Security to the Authorized Participant would result in the disposition of the Fund Security by the Authorized Participant due to restrictions under applicable securities or other local laws; (iii) when the delivery of a Fund Security to the Authorized Participant would result in unfavorable tax treatment; (iv) when a Fund Security cannot be settled or otherwise delivered in time to facilitate an in-kind redemption; or (v) in certain other situations. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder. The Fund generally redeems Creation Units for Fund Securities, but each Fund reserves the right to utilize a cash option for redemption of Creation Units. The Redemption Basket may also be modified to minimize the Cash Component by redistributing the cash to
68

the Fund Securities portion of the Redemption Basket through systematically rounding. The rounding methodology allows position sizes of securities in the Fund Securities to be “rounded up,” while limiting the maximum allowed percentage change in weight and share quantity of any given security in the Redemption Basket. Redemption Baskets may also be modified to position a fund towards a forward index rebalance to reflect revisions that account for index additions, deletions, and re-weights.
Cash Redemption Method.   Although the Trust does not generally permit partial or full cash redemptions of Creation Units of the Funds, when partial or full cash redemptions of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.
Costs Associated with Redemption Transactions.  A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the relevant Fund. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day. If a redemption consists solely or partially of cash, the Authorized Participant may also be required to cover (up to the maximum amount shown below) certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (which may, in certain instances, be based on a good faith estimate of transaction costs). Authorized Participants will also bear the costs of transferring the Fund Securities from a Fund to their account on their order. Certain fees/costs associated with redemption transactions may be waived in certain circumstances. Investors who use the services of a broker or other financial intermediary to dispose of Fund shares may be charged a fee for such services.
The following table sets forth each Fund's standard redemption transaction fees and maximum additional charge (as described above):
Fund	Standard Redemption Transaction Fee	Maximum Additional Charge*
iShares Evolved U.S. Consumer Staples ETF	$ 400	2.0%
iShares Evolved U.S. Discretionary Spending ETF	1,150	2.0%
iShares Evolved U.S. Financials ETF	1,350	2.0%
iShares Evolved U.S. Healthcare Staples ETF	675	2.0%
iShares Evolved U.S. Innovative Healthcare ETF	1,000	2.0%
iShares Evolved U.S. Media and Entertainment ETF	300	2.0%
iShares Evolved U.S. Technology ETF	1,500	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive of the standard redemption transaction fee.
Placement of Redemption Orders.  Redemption requests for Creation Units of the Funds must be submitted to the Distributor or its agent by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of a Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. On days when the Listing Exchange closes earlier than normal, a Fund may require orders to redeem Creation Units to be placed earlier that day. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request.
The Authorized Participant must transmit the request for redemption in the form required by the Funds to the Distributor or its agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time, only a limited number of broker-dealers will have an Authorized Participant Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Funds' transfer agent; such
69

investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
A redemption request is considered to be in “proper form” if: (i) an Authorized Participant has transferred or caused to be transferred to the Funds' transfer agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day on which the redemption request is submitted; (ii) a request in form satisfactory to the applicable Fund is received by the Distributor or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above; and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed.
Upon receiving a redemption request, the Distributor or its agent shall notify the applicable Fund and the Fund's transfer agent of such redemption request. The tender of an investor's shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.
A redeeming Authorized Participant, whether on its own account or acting on behalf of a Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.
Deliveries of redemption proceeds by each Fund are generally made within two Business Days (i.e., “T+2”). Each Fund reserves the right to settle redemption transactions on a basis other than T+2, including a shorter settlement period, if necessary or appropriate under the circumstances and compliant with applicable law.
To the extent contemplated by an Authorized Participant's agreement with the Distributor or its agent, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to a Fund, at or prior to the time specified by a Fund or its custodian on the Business Day after the date of submission of such redemption request, the Distributor or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral as set forth in the handbook for Authorized Participants. Such collateral must be delivered no later than the time specified by a Fund or its custodian on the Business Day after the date of submission of such redemption request and shall be held by State Street and marked-to-market daily. The fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the collateral shall be payable by the Authorized Participant. The Authorized Participant Agreement permits the Funds to acquire shares of the Funds at any time and subjects the Authorized Participant to liability for any shortfall between the aggregate of the cost to the Funds of purchasing such shares, plus the value of the Cash Amount, and the value of the collateral together with liability for related brokerage and other charges.
The right of redemption may be suspended or the date of payment postponed with respect to any Fund: (i) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund's portfolio securities or determination of its net asset value is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.
Custom Baskets.  Creation and Redemption baskets may differ and each Fund may accept “custom baskets.” A custom basket may include any of the following: (i) a basket that is composed of a non-representative selection of a Fund's portfolio holdings; (ii) a representative basket that is different from the initial basket used in transactions on the same business day; or (iii) a basket that contains bespoke cash substitutions for a single Authorized Participant. Each Fund has adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for certain types of custom baskets. Such policies and procedures provide the parameters for the construction and acceptance of custom baskets that are in the best interests of a Fund and its shareholders, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of BFA who are required to review each custom basket for compliance with those parameters. In addition, when constructing custom baskets for redemptions, the tax efficiency of a Fund may be taken into account. The policies and procedures distinguish among different types of custom baskets that may
70

be used and impose different requirements for different types of custom baskets in order to seek to mitigate against potential risks of conflicts and/or overreaching by an Authorized Participant. BlackRock has established a governance process to oversee basket compliance for the Funds, as set forth in each Fund's policies and procedures.
Taxation on Creations and Redemptions of Creation Units.   An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor. However, the IRS may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.
Current U.S. federal income tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.
Taxes
The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of a Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to a Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisors with respect to the specific U.S. federal, state, local and non-U.S. tax consequences of investing in a Fund. The summary is based on the laws and judicial and administrative interpretations thereof in effect on the date of this SAI, all of which are subject to change, possibly with retroactive effect.
Regulated Investment Company Qualifications.  Each Fund intends to qualify for treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, each Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of each Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive at least 90% of their income from interest, dividends, capital gains and other traditionally permitted RIC income); and (ii) at the close of each quarter of each Fund's taxable year, (a) at least 50% of the market value of each Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of each Fund's total assets may be invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly-traded partnerships.
A Fund may be able to cure a failure to derive at least 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax and/or by disposing of certain assets. If, in any taxable year, a Fund fails one of these tests and does not timely cure the failure, that Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by that Fund in computing its taxable income.
Although, in general, the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to interests in qualified publicly-traded partnerships. A Fund's investments in partnerships, including in qualified publicly-traded partnerships, may result in the Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.
71

Taxation of RICs.  As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. If a Fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends received deduction. Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, each Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If a Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.
Excise Tax.  A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus at least 98.2% of its capital gain net income for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.
Net Capital Loss Carryforwards.  Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, until they have been reduced to zero. All capital loss carryforwards are not subject to expiration after the fiscal year ended 2019.
In the event that a Fund were to experience an ownership change as defined under the Internal Revenue Code, the loss carryforwards and other favorable tax attributes of a Fund, if any, may be subject to limitation.
The following Fund had tax basis net capital loss carryforwards as set forth in the table below as of July 31, 2019, the tax year-end for the Fund listed:
Fund	Non-Expiring
iShares Evolved U.S. Financials ETF	$44,341
Taxation of U.S. Shareholders.   Dividends and other distributions by a Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.
Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (at a flat rate of 21%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities,
72

if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the excess of the amount in clause (a) over the amount in clause (b). Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.
Distributions of net realized long-term capital gains, if any, that a Fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts.
If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period, or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.
Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in shares of the Fund, and as a capital gain thereafter (if the shareholder holds shares of the Fund as capital assets). Distributions in excess of a Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.
A 3.8% U.S. federal Medicare contribution tax is imposed on net investment income, including, but not limited to, interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly) and of estates and trusts.
Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (b) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.
In certain situations, a Fund may, for a taxable year, defer all or a portion of its net capital loss (or if there is no net capital loss, then any net long-term or short-term capital loss) realized after October and its late-year ordinary loss (defined as the sum of (i) the excess of post-October foreign currency and passive foreign investment company (“PFIC”) losses over post-October foreign currency and PFIC gains and (ii) the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.
Sales of Shares.  Upon the sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in shares of the Fund. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends or capital gains
73

distributions, or by an option or contract to acquire substantially identical shares, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. The Medicare contribution tax described above will apply to the sale of Fund shares.
If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then, on or before January 31 of the following calendar year, acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents shareholders from immediately deducting the sales charge by shifting their investments within a family of mutual funds.
Backup Withholding.  In certain cases, a Fund will be required to withhold at a 24% rate and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to backup withholding by the IRS; (iii) has failed to certify to a Fund that such shareholder is not subject to backup withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.
Sections 351 and 362.  The Trust, on behalf of each Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Sections 351 and 362 of the Internal Revenue Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.
Taxation of Certain Derivatives.  A Fund’s transactions in zero coupon securities, non-U.S. currencies, forward contracts, options and futures contracts (including options and futures contracts on non-U.S. currencies), to the extent permitted, will be subject to special provisions of the Internal Revenue Code (including provisions relating to “hedging transactions” and “straddles”) that, among other consequences, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of a Fund as a RIC.
A Fund’s investments in so-called “Section 1256 contracts,” such as regulated futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All Section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in a Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by a Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by a Fund.
74

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.
Qualified Dividend Income.  Distributions by a Fund of investment company taxable income (including any short-term capital gains), whether received in cash or shares, will be taxable either as ordinary income or as qualified dividend income, which is eligible to be taxed at long-term capital gain rates to the extent a Fund receives qualified dividend income on the securities it holds and a Fund reports the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable U.S. corporations (but generally not from U.S. REITs) and certain non-U.S. corporations (e.g., non-U.S. corporations that are not PFICs and which are incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., or the stock of which is readily tradable on an established securities market in the U.S. (where the dividends are paid with respect to such stock)). Under current IRS guidance, the U.S. has appropriate comprehensive income tax treaties with the following countries: Australia, Austria, Bangladesh, Barbados, Belgium, Bulgaria, Canada, China (but not with Hong Kong, which is treated as a separate jurisdiction for U.S. tax purposes), Cyprus, the Czech Republic, Denmark, Egypt, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, India, Indonesia, Ireland, Israel, Italy, Jamaica, Japan, Kazakhstan, Latvia, Lithuania, Luxembourg, Malta, Mexico, Morocco, the Netherlands, New Zealand, Norway, Pakistan, the Philippines, Poland, Portugal, Romania, Russia, the Slovak Republic, Slovenia, South Africa, South Korea, Spain, Sri Lanka, Sweden, Switzerland, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, the U.K. and Venezuela. Substitute payments received by a Fund for securities lent out by a Fund will not be qualified dividend income.
A dividend from a Fund will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex-dividend with respect to such dividend or a Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder (or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend); (ii) a Fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under Section 163(d)(4)(B) of the Internal Revenue Code. Dividends received by a Fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or other RIC. It is expected that dividends received by a Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. However, for tax years beginning after December 31, 2017 and before January 1, 2026, a non-corporate taxpayer who is a direct REIT shareholder may claim a 20% “qualified business income” deduction for ordinary REIT dividends, and proposed regulations issued in January 2019, on which taxpayers may currently rely, permit a RIC to report dividends as eligible for this deduction to the extent the RIC’s income is derived from ordinary REIT dividends (reduced by allocable RIC expenses). A shareholder may treat the dividends as such provided the RIC and the shareholder satisfy applicable holding period requirements. Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income.
Corporate Dividends Received Deduction.  Dividends paid by a Fund that are attributable to dividends received by the Fund from U.S. corporations may qualify for the U.S. federal dividends received deduction for corporations. A 46-day minimum holding period during the 90-day period that begins 45 days prior to ex-dividend date (or 91-day minimum holding period during the 180 period beginning 90 days prior to ex-dividend date for certain preference dividends) during which risk of loss may not be diminished is required for the applicable shares, at both the Fund and shareholder level, for a dividend to be eligible for the dividends received deduction. Restrictions may apply if indebtedness, including a short sale, is attributable to the investment.
Excess Inclusion Income.  Under current law, the Funds serve to block unrelated business taxable income (“UBTI”) from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Internal Revenue Code. Certain types of income received by a Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to
75

report some or all of its distributions as “excess inclusion income.” To Fund shareholders, such excess inclusion income may: (i) constitute taxable income, as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations,” as defined by the Internal Revenue Code, are Fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Internal Revenue Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.
A Fund tries to avoid investing in REITs that are expected to generate excess inclusion income, but a Fund may not always be successful in doing so. Because information about a REIT’s investments may be inadequate or inaccurate, or because a REIT may change its investment program, a Fund may not be successful in avoiding the consequences described above. Avoidance of investments in REITs that generate excess inclusion income may require a Fund to forego otherwise attractive investment opportunities.
Reporting.  If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Other Taxes.  Dividends, distributions and redemption proceeds may also be subject to additional state, local and non-U.S. taxes depending on each shareholder’s particular situation.
Taxation of Non-U.S. Shareholders.  Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by a Fund from net tax-exempt income or long-term capital gains are generally not subject to such withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or IRS Form W-8BEN-E certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the U.S. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, IRS Form W-8BEN-E or other applicable form may be subject to backup withholding at the appropriate rate.
Properly-reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of a Fund’s “qualified net interest income” (generally, a Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which a Fund is at least a 10% shareholder or partner, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a Fund’s “qualified short-term capital gains” (generally, the excess of a Fund’s net short-term capital gain over a Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, a Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
Distributions to certain foreign shareholders by a Fund at least 50% of the assets of which are “U.S. real property interests” (as defined in the Internal Revenue Code and U.S. Treasury regulations) at any time during the five-year period ending on the date of the distributions, to the extent the distributions are attributable to gains from sales or exchanges of U.S. real property interests (including shares in certain “U.S. real property holding corporations” such as certain REITs, although exceptions may apply if any class of stock of such a corporation is regularly traded on an established securities market and a Fund has
76

held no more than 5% of such class of stock at any time during the five-year period ending on the date of the distributions), generally must be treated by such foreign shareholders as income effectively connected to a trade or business within the U.S., which is generally subject to tax at the graduated rates applicable to U.S. shareholders, except for distributions to foreign shareholders that held no more than 5% of any class of stock of the Fund at any time during the previous one-year period ending on the date of the distributions. Such distributions may be subject to U.S. withholding tax and may require a foreign shareholder to file a U.S. federal income tax return. In addition, sales or redemptions of shares held by certain foreign shareholders in such a Fund generally will be subject to U.S. withholding tax and generally will require the foreign shareholder to file a U.S. federal income tax return, although exceptions may apply if more than 50% of the value of the Fund’s shares are held by U.S. shareholders or the foreign shareholder selling or redeeming the shares has held no more than 5% of any class of stock of the Fund at any time during the five-year period ending on the date of the sale or redemption.
Provided that more than 50% of the value of a Fund’s stock is held by U.S. shareholders, redemptions and other distributions made in the form of U.S. real property interests (including shares in certain “U.S. real property holding corporations”, although exceptions may apply if any class of stock of such a corporation is regularly traded on an established securities market and the Fund has held no more than 5% of such class of stock at any time during the five-year period ending on the date of the distribution) generally will cause the Fund to recognize a portion of any unrecognized gain in the U.S. real property interests equal to the product of (i) the excess of fair market value of such U.S. real property interests over the Fund’s adjusted bases in such interests and (ii) the greatest foreign ownership percentage of the Fund during the five-year period ending on the date of distribution.
The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding the Fund's participation in a wash sale transaction or its payment of a substitute dividend.
Shareholders that are nonresident aliens or foreign entities are urged to consult their own tax advisors concerning the particular tax consequences to them of an investment in a Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to: (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders; and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to: (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event an intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership unless certain exceptions apply.
Shares of a Fund held by a non-U.S. shareholder at death will be considered situated within the U.S. and subject to the U.S. estate tax.
The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including consequences under state, local and non-U.S. tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.
Financial Statements
Each Fund's audited Financial Statements, including the Financial Highlights, appearing in the applicable Annual Report to Shareholders and the report therein of PricewaterhouseCoopers LLP, an independent registered public accounting firm, are hereby incorporated by reference in this SAI. The applicable Annual Report to Shareholders, which contains the referenced audited financial statements, is available upon request and without charge.
77

Miscellaneous Information
Counsel.  Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.
Independent Registered Public Accounting Firm.  PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the Trust's independent registered public accounting firm, audits the Funds' financial statements, and may perform other services.
Shareholder Communications to the Board.  The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to iShares Board of Trustees, c/o BlackRock Fund Advisors, iShares Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns shares; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.
Investors’ Rights.  Each Fund relies on the services of BFA and its other service providers, including the Distributor, administrator, custodian and transfer agent. Further information about the duties and roles of these service providers is set out in this SAI. Investors who acquire shares of a Fund are not parties to the relevant agreement with these service providers and do not have express contractual rights against the Funds or its service providers, except certain institutional investors that are Authorized Participants may have certain express contractual rights with respect to the Distributor under the terms of the relevant Authorized Participant Agreement. Investors may have certain legal rights under federal or state law against a Fund or its service providers. In the event that an investor considers that it may have a claim against a Fund, or against any service provider in connection with its investment in a Fund, such investor should consult its own legal advisor.
By contract, Authorized Participants irrevocably submit to the non-exclusive jurisdiction of any New York State or U.S. federal court sitting in New York City over any suit, action or proceeding arising out of or relating to the Authorized Participant Agreement. Jurisdiction over other claims, whether by investors or Authorized Participants, will turn on the facts of the particular case and the law of the jurisdiction in which the proceeding is brought.
78

Appendix A1 – iShares ETFs Proxy Voting Policy
BlackRock U.S. Registered Funds
Open-End Fund Proxy Voting Policy
Procedures Governing Delegation of Proxy Voting to Fund Advisers
April 1, 2020
Open-End Mutual Funds (including money market funds)
iShares and BlackRock ETFs
The Boards of Trustees/Directors (“Directors”) of open-end funds (the “Funds”) advised by BlackRock Fund Advisors or BlackRock Advisors, LLC (“BlackRock”), have the responsibility for the oversight of voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate the responsibility to vote proxies to BlackRock, subject to the principles outlined in this Policy, as part of BlackRock’s authority to manage, acquire and dispose of account assets, all as contemplated by the Funds’ respective investment management agreements.
BlackRock has adopted guidelines and procedures (together and as from time to time amended, the “BlackRock Proxy Voting Guidelines”) governing proxy voting by accounts managed by BlackRock.
BlackRock will cast votes on behalf of each of the Funds on specific proxy issues in respect of securities held by each such Fund (or may refrain from voting) in accordance with the BlackRock Proxy Voting Guidelines.
BlackRock will report on an annual basis to the Directors on (1) a summary of all proxy votes that BlackRock has made on behalf of the Funds in the preceding year together with a representation that all votes were in accordance with the BlackRock Proxy Voting Guidelines, and (2) any changes to the BlackRock Proxy Voting Guidelines that have not previously been reported.
A-1

Appendix A2 – BlackRock Global Proxy Voting Policies
BlackRock Investment Stewardship
Global Corporate Governance & Engagement Principles
January 2020
A-2

A-3

INTRODUCTION TO BLACKROCK
BlackRock’s purpose is to help more and more people experience financial well-being. As a fiduciary to our clients, we provide the investment and technology solutions they need when planning for their most important goals. We manage assets on behalf of institutional and individual clients, across a full spectrum of investment strategies, asset classes and regions. Our client base includes pension plans, endowments, foundations, charities, official institutions, insurers and other financial institutions, as well as individuals around the world.
PHILOSOPHY ON CORPORATE GOVERNANCE
BlackRock Investment Stewardship (“BIS”) activities are focused on maximizing long-term value for our clients. BIS does this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.
We believe that there are certain fundamental rights attached to shareholding. Companies and their boards should be accountable to shareholders and structured with appropriate checks and balances to ensure that they operate in shareholders’ best interests. Effective voting rights are central to the rights of ownership and there should be one vote for one share. Shareholders should have the right to elect, remove and nominate directors, approve the appointment of the auditor and to amend the corporate charter or by-laws. Shareholders should be able to vote on matters that are material to the protection of their investment, including but not limited to, changes to the purpose of the business, dilution levels and pre-emptive rights, and the distribution of income and capital structure. In order to make informed decisions, we believe that shareholders have the right to sufficient and timely information.
Our primary focus is on the performance of the board of directors. As the agent of shareholders, the board should set the company’s strategic aims within a framework of prudent and effective controls, which enables risk to be assessed and managed. The board should provide direction and leadership to management and oversee management’s performance. Our starting position is to be supportive of boards in their oversight efforts on shareholders’ behalf and we would generally expect to support the items of business they put to a vote at shareholder meetings. Votes cast against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the best interests of shareholders or have not responded adequately to shareholder concerns. We assess voting matters on a case-by-case basis and in light of each company’s unique circumstances taking into consideration regional best practices and long-term value creation.
These principles set out our approach to engaging with companies, provide guidance on our position on corporate governance and outline how our views might be reflected in our voting decisions. Corporate governance practices can vary internationally, so our expectations in relation to individual companies are based on the legal and regulatory framework of each local market. However, we believe there are overarching principles of corporate governance that apply globally and provide a framework for more detailed, market-specific assessments.
We believe BlackRock has a responsibility in relation to monitoring and providing feedback to companies, sometimes known as “stewardship.” These ownership responsibilities include engaging with management or board members on corporate governance matters, voting proxies in the best long -term economic interests of our clients, and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long -term shareholder value creation. We also believe in the responsibility to our clients to have appropriate resources and oversight structures. Our approach is set out in the section below titled “BlackRock’s oversight of its investment stewardship activities” and is further detailed in a team profile on our website.
CORPORATE GOVERNANCE, ENGAGEMENT AND VOTING
We recognize that accepted standards of corporate governance differ between markets, but we believe there are sufficient common threads globally to identify an overarching set of principles. The objective of our investment stewardship activities is the protection and enhancement of the value of our clients’ investments in public corporations. Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation. We discuss below the principles under six key themes. In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.
The six key themes are:
A-4

•	Boards and directors
•	Auditors and audit-related issues
•	Capital structure, mergers, asset sales and other special transactions
•	Compensation and benefits
•	Environmental and social issues
•	General corporate governance matters and shareholder protections
At a minimum, we expect companies to observe the accepted corporate governance standards in their domestic market or to explain why doing so is not in the interests of shareholders. Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders, we will engage with the company and/or use our vote to encourage a change in practice. In making voting decisions, we perform independent research and analysis, such as reviewing relevant information published by the company and apply our voting guidelines to achieve the outcome we believe best protects our clients’ long -term economic interests. We also work closely with our active portfolio managers, and may take into account internal and external research.
BlackRock views engagement as an important activity; engagement provides us with the opportunity to improve our understanding of the challenges and opportunities that investee companies are facing and their governance structures. Engagement also allows us to share our philosophy and approach to investment and corporate governance with companies to enhance their understanding of our objectives. Our engagements often focus on providing our feedback on company disclosures, particularly where we believe they could be enhanced. There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.
BlackRock’s engagements emphasize direct dialogue with corporate leadership on the governance issues identified in these principles that have a material impact on financial performance. These engagements enable us to cast informed votes aligned with clients’ long-term economic interests. We generally prefer to engage in the first instance where we have concerns and give management time to address or resolve the issue. As a long-term investor, we are patient and persistent in working with our portfolio companies to have an open dialogue and develop mutual understanding of governance matters, to promote the adoption of best practices and to assess the merits of a company’s approach to its governance. We monitor the companies in which we invest and engage with them constructively and privately where we believe doing so helps protect shareholders’ interests. We do not try to micro-manage companies, or tell management and boards what to do. We present our views as a long-term shareholder and listen to companies’ responses. The materiality and immediacy of a given issue will generally determine the level of our engagement and whom we seek to engage at the company, which could be management representatives or board directors.
Boards and directors
The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests. Board members serve as agents of shareholders in overseeing the strategic direction and operation of the company. For this reason, BlackRock focuses on directors in many of our engagements and sees the election of directors as one of our most important responsibilities in the proxy voting context.
We expect the board of directors to promote and protect shareholder interests by:
•	establishing an appropriate corporate governance structure
•	supporting and overseeing management in setting long -term strategic goals, applicable measures of value-creation and milestones that will demonstrate progress, and steps taken if any obstacles are anticipated or incurred
•	ensuring the integrity of financial statements
•	making independent decisions regarding mergers, acquisitions and disposals
•	establishing appropriate executive compensation structures
•	addressing business issues, including environmental and social issues, when they have the potential to materially impact company reputation and performance
There should be clear definitions of the role of the board, the committees of the board and senior management such that the responsibilities of each are well understood and accepted. Companies should report publicly the approach taken to
A-5

governance (including in relation to board structure) and why this approach is in the best interest of shareholders. We will seek to engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company, or the performance of individual board members. We believe that when a company is not effectively addressing a material issue, its directors should be held accountable.
BlackRock believes that directors should stand for re-election on a regular basis. We assess directors nominated for election or re-election in the context of the composition of the board as a whole. There should be detailed disclosure of the relevant credentials of the individual directors in order for shareholders to assess the caliber of an individual nominee. We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders. Common impediments to independence may include but are not limited to:
•	current or former employment at the company or a subsidiary within the past several years
•	being, or representing, a shareholder with a substantial shareholding in the company
•	interlocking directorships
•	having any other interest, business or other relationship which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company
BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non -executive director to chair it or, where the chairman is also the CEO (or is otherwise not independent), an independent lead director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations. The lead independent board director should be available to shareholders in those situations where a director is best placed to explain and justify a company’s approach.
To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. In identifying potential candidates, boards should take into consideration the multiple dimensions of diversity, including personal factors such as gender, ethnicity, and age; as well as professional characteristics, such as a director’s industry, area of expertise, and geographic location. The board should review these dimensions of the current directors and how they might be augmented by incoming directors. We believe that directors are in the best position to assess the optimal size for the board, but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.
There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that shareholders’ interests are best served when the board forms committees of fully independent directors to deal with such matters. In many markets, these committees of the board specialize in audit, director nominations and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party or to investigate a significant adverse event.
Auditors and audit-related issues
Comprehensive disclosure provides investors with a sense of the company’s long-term operational risk management practices and, more broadly, the quality of the board’s oversight. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.
BlackRock recognizes the critical importance of financial statements, which should provide a true and fair picture of a company’s financial condition. We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function. We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.
The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where the audit firm provides services to the company in addition to the audit, the fees earned should be disclosed and explained. Audit committees should have in place a procedure for assessing annually the independence of the auditor.
A-6

Capital structure, mergers, asset sales and other special transactions
The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emptive rights are a key protection for shareholders against the dilution of their interests.
Effective voting rights are central to the rights of ownership and we believe strongly in one vote for one share as a guiding principle that supports good corporate governance. Shareholders, as the residual claimants, have the strongest interest in protecting company value, and voting power should match economic exposure.
We are concerned that the creation of a dual share class may result in an over-concentration of power in the hands of a few shareholders, thus disenfranchising other shareholders and amplifying the potential conflict of interest, which the one share, one vote principle is designed to mitigate. However, we recognize that in certain circumstances, companies may have a valid argument for dual-class listings, at least for a limited period of time. We believe that such companies should review these dual-class structures on a regular basis or as company circumstances change. Additionally, they should receive shareholder approval of their capital structure on a periodic basis via a management proposal in the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.
In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long -term economic interests of shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it enhances long -term shareholder value. We would prefer that proposed transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executives’ and/or board members’ financial interests in a given transaction have not adversely affected their ability to place shareholders’ interests before their own. Where the transaction involves related parties, we would expect the recommendation to support it to come from the independent directors and it is good practice to be approved by a separate vote of the non-conflicted shareholders.
BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We expect any so-called ‘shareholder rights plans’ proposed by a board to be subject to shareholder approval upon introduction and periodically thereafter for continuation.
Compensation and benefits
BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests, particularly generating sustainable long-term shareholder returns. We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize. We encourage companies to ensure that their compensation plans incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee or equivalent board members accountable for poor compensation practices or structures.
BlackRock believes that there should be a clear link between variable pay and company performance that drives shareholder returns. We are not supportive of one-off or special bonuses unrelated to company or individual performance. We acknowledge that the use of peer group evaluation by compensation committees can help ensure competitive pay; however, we are concerned when increases in total compensation at a company are justified solely on peer benchmarking rather than outperformance. We support incentive plans that foster the sustainable achievement of results relative to competitors. The vesting timeframes associated with incentive plans should facilitate a focus on long -term value creation. We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to forgo rewards when they are not justified by actual performance. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practice.
A-7

Non-executive directors should be compensated in a manner that is commensurate with the time and effort expended in fulfilling their professional responsibilities. Additionally, these compensation arrangements should not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.
Environmental and social issues
Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well -managed companies will deal effectively with the material environmental and social (“E&S”) factors relevant to their businesses.
Robust disclosure is essential for investors to effectively gauge companies’ business practices and planning related to E&S risks and opportunities.
BlackRock expects companies to issue reports aligned with the recommendations of the Task Force on Climate -related Financial Disclosures (TCFD) and the standards put forward by the Sustainability Accounting Standards Board (SASB). We view the SASB and TCFD frameworks as complementary in achieving the goal of disclosing more financially material information, particularly as it relates to industry -specific metrics and target setting. TCFD’s recommendations provide an overarching framework for disclosure on the business implications of climate change, and potentially other E&S factors. We find SASB’s industry-specific guidance (as identified in its materiality map) beneficial in helping companies identify and discuss their governance, risk assessments, and performance against these key performance indicators (KPIs). Any global standards adopted, peer group benchmarking undertaken, and verification processes in place should also be disclosed and discussed in this context.
BlackRock has been engaging with companies for several years on disclosure of material E&S factors. Given the increased understanding of sustainability risks and opportunities, and the need for better information to assess them, we specifically ask companies to:
1)	publish a disclosure in line with industry-specific SASB guidelines by year-end, if they have not already done so, or disclose a similar set of data in a way that is relevant to their particular business; and
2)	disclose climate-related risks in line with the TCFD’s recommendations, if they have not already done so. This should include the company’s plan for operating under a scenario where the Paris Agreement’s goal of limiting global warming to less than two degrees is fully realized, as expressed by the TCFD guidelines.
See our commentary on our approach to engagement on TCFD and SASB aligned reporting for greater detail of our expectations.
We will use these disclosures and our engagements to ascertain whether companies are properly managing and overseeing these risks within their business and adequately planning for the future. In the absence of robust disclosures, investors, including BlackRock, will increasingly conclude that companies are not adequately managing risk.
We believe that when a company is not effectively addressing a material issue, its directors should be held accountable. We will generally engage directly with the board or management of a company when we identify issues. We may vote against the election of directors where we have concerns that a company might not be dealing with E&S factors appropriately.
Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of material E&S factors.
In deciding our course of action, we will assess the company’s disclosures and the nature of our engagement with the company on the issue over time, including whether:
•	The company has already taken sufficient steps to address the concern
•	The company is in the process of actively implementing a response
•	There is a clear and material economic disadvantage to the company in the near-term if the issue is not addressed in the manner requested by the shareholder proposal
We do not see it as our role to make social or political judgments on behalf of clients. Our consideration of these E&S factors is consistent with protecting the long-term economic interest of our clients’ assets. We expect investee companies to comply,
A-8

at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where local laws or regulations that significantly impact the company’s operations are contradictory or ambiguous to global norms.
Climate risk
Within the framework laid out above, as well as our guidance on “How BlackRock Investment Stewardship engages on climate risk,” we believe that climate presents significant investment risks and opportunities that may impact the long - term financial sustainability of companies. We believe that the reporting frameworks developed by TCFD and SASB provide useful guidance to companies on identifying, managing, and reporting on climate -related risks and opportunities.
We expect companies to help their investors understand how the company may be impacted by climate risk, in the context of its ability to realize a long-term strategy and generate value over time. We expect companies to convey their governance around this issue through their corporate disclosures aligned with TCFD and SASB. For companies in sectors that are significantly exposed to climate-related risk, we expect the whole board to have demonstrable fluency in how climate risk affects the business and how management approaches assessing, adapting to, and mitigating that risk.
Where a company receives a shareholder proposal related to climate risk, in addition to the factors laid out above, our assessment will take into account the robustness of the company’s existing disclosures as well as our understanding of its management of the issues as revealed through our engagements with the company and board members over time. In certain instances, we may disagree with the details of a climate-related shareholder proposal but agree that the company in question has not made sufficient progress on climate-related disclosures. In these instances, we may not support the proposal, but may vote against the election of relevant directors.
General corporate governance matters and shareholder protections
BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and viability of the companies in which they invest. In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these. The reporting and disclosure provided by companies help shareholders assess whether their economic interests have been protected and the quality of the board’s oversight of management. We believe shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.
BLACKROCK’S OVERSIGHT OF ITS INVESTMENT STEWARDSHIP ACTIVITIES
Oversight
We hold ourselves to a very high standard in our investment stewardship activities, including proxy voting. This function is executed by a team called BlackRock Investment Stewardship (“BIS”) which is comprised of BlackRock employees who do not have other responsibilities other than their roles in BIS. BIS is considered an investment function. The team does not have sales responsibilities.
BlackRock maintains three regional advisory committees (“Stewardship Advisory Committees”) for (a) the Americas; (b) Europe, the Middle East and Africa (“EMEA”); and (c) Asia-Pacific, generally consisting of senior BlackRock investment professionals and/or senior employees with practical boardroom experience. The regional Stewardship Advisory Committees review and advise on amendments to the proxy voting guidelines covering markets within each respective region (“Guidelines”).
In addition to the regional Stewardship Advisory Committees, the Investment Stewardship Global Oversight Committee (“Global Committee”) is a risk-focused committee, comprised of senior representatives from various BlackRock investment teams, BlackRock’s Deputy General Counsel, the Global Head of Investment Stewardship (“Global Head”), and other senior executives with relevant experience and team oversight.
The Global Head has primary oversight of the activities of BIS, including voting in accordance with the Guidelines, which require the application of professional judgment and consideration of each company’s unique circumstances. The Global Committee reviews and approves amendments to these Global Corporate Governance & Engagement Principles. The Global
A-9

Committee also reviews and approves amendments to the regional Guidelines, as proposed by the regional Stewardship Advisory Committees.
In addition, the Global Committee receives and reviews periodic reports regarding the votes cast by BIS, as well as regular updates on material process issues, procedural changes and other risk oversight considerations. The Global Committee reviews these reports in an oversight capacity as informed by the BIS corporate governance engagement program and Guidelines.
BIS carries out engagement with companies, monitors and executes proxy votes, and conducts vote operations (including maintaining records of votes cast) in a manner consistent with the relevant Guidelines. BIS also conducts research on corporate governance issues and participates in industry discussions to keep abreast of important developments in the corporate governance field. BIS may utilize third parties for certain of the foregoing activities and performs oversight of those third parties. BIS may raise complicated or particularly controversial matters for internal discussion with the relevant investment teams and/or refer such matters to the appropriate regional Stewardship Advisory Committees for review, discussion and guidance prior to making a voting decision.
Vote execution
We carefully consider proxies submitted to funds and other fiduciary account(s) (“Fund” or “Funds”) for which we have voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which we have voting authority based on our evaluation of the best long-term economic interests of shareholders, in the exercise of our independent business judgment, and without regard to the relationship of the issuer of the proxy (or any shareholder proponent or dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, or BlackRock employees (see “Conflicts management policies and procedures”, below).
When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with the Guidelines for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Stewardship Advisory Committees. BIS may, in the exercise of their professional judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is required or that an exception to the Guidelines would be in the best long - term economic interests of BlackRock’s clients.
In the uncommon circumstance of there being a vote with respect to fixed income securities or the securities of privately held issuers, the decision generally will be made by a Fund's portfolio managers and/or BIS based on their assessment of the particular transactions or other matters at issue.
In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “share- blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; (vi) regulatory constraints; and (vii) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as share-blocking or overly burdensome administrative requirements.
As a consequence, BlackRock votes proxies on a “best-efforts” basis. In addition, BIS may determine that it is generally in the best interests of BlackRock’s clients not to vote proxies if the costs (including but not limited to opportunity costs associated with share-blocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the proposal.
Portfolio managers have full discretion to vote the shares in the Funds they manage based on their analysis of the economic impact of a particular ballot item. Portfolio managers may from time to time reach differing views on how best to maximize economic value with respect to a particular investment. Therefore, portfolio managers may, and sometimes do, vote shares in the Funds under their management differently from one another. However, because BlackRock’s clients are mostly long-term investors with long-term economic goals, ballots are frequently cast in a uniform manner.
A-10

Conflicts management policies and procedures
BIS maintains the following policies and procedures that seek to prevent undue influence on BlackRock’s proxy voting activity. Such influence might stem from any relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates, or BlackRock employees. The following are examples of sources of perceived or potential conflicts of interest:
•	BlackRock clients who may be issuers of securities or proponents of shareholder resolutions
•	BlackRock business partners or third parties who may be issuers of securities or proponents of shareholder resolutions
•	BlackRock employees who may sit on the boards of public companies held in Funds managed by BlackRock
•	Significant BlackRock, Inc. investors who may be issuers of securities held in Funds managed by BlackRock
•	Securities of BlackRock, Inc. or BlackRock investment funds held in Funds managed by BlackRock
•	BlackRock, Inc. board members who serve as senior executives of public companies held in Funds managed by BlackRock
BlackRock has taken certain steps to mitigate perceived or potential conflicts including, but not limited to, the following:
•	Adopted the Guidelines which are designed to protect and enhance the economic value of the companies in which BlackRock invests on behalf of clients.
•	Established a reporting structure that separates BIS from employees with sales, vendor management or business partnership roles. In addition, BlackRock seeks to ensure that all engagements with corporate issuers, dissident shareholders or shareholder proponents are managed consistently and without regard to BlackRock’s relationship with such parties. Clients or business partners are not given special treatment or differentiated access to BIS. BIS prioritizes engagements based on factors including but not limited to our need for additional information to make a voting decision or our view on the likelihood that an engagement could lead to positive outcome(s) over time for the economic value of the company. Within the normal course of business, BIS may engage directly with BlackRock clients, business partners and/or third parties, and/or with employees with sales, vendor management or business partnership roles, in discussions regarding our approach to stewardship, general corporate governance matters, client reporting needs, and/or to otherwise ensure that proxy-related client service levels are met.
•	Determined to engage, in certain instances, an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest, to satisfy regulatory compliance requirements, or as may be otherwise required by applicable law. In such circumstances, the independent fiduciary provides BlackRock’s proxy voting agent with instructions, in accordance with the Guidelines, as to how to vote such proxies, and BlackRock’s proxy voting agent votes the proxy in accordance with the independent fiduciary’s determination. BlackRock uses an independent fiduciary to vote proxies of (i) any company that is affiliated with BlackRock, Inc., (ii) any public company that includes BlackRock employees on its board of directors, (iii) The PNC Financial Services Group, Inc., (iv) any public company of which a BlackRock, Inc. board member serves as a senior executive, and (v) companies when legal or regulatory requirements compel BlackRock to use an independent fiduciary. In selecting an independent fiduciary, we assess several characteristics, including but not limited to: independence, an ability to analyze proxy issues and vote in the best economic interest of our clients, reputation for reliability and integrity, and operational capacity to accurately deliver the assigned votes in a timely manner. We may engage more than one independent fiduciary, in part in order to mitigate potential or perceived conflicts of interest at an independent fiduciary. The Global Committee appoints and reviews the performance of the independent fiduciar(ies), generally on an annual basis.
When so authorized, BlackRock acts as a securities lending agent on behalf of Funds. With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests. The decision whether to recall securities on loan to vote is based on a formal analysis of the revenue producing value to clients of loans, against the assessed economic value of casting votes. Generally, we expect that the likely economic value to clients of casting votes would be less than the securities lending income, either because, in our assessment, the resolutions being voted on will not have significant economic consequences or because the outcome would not be affected by BlackRock recalling loaned securities in order to vote. BlackRock also may, in our discretion, determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.
Periodically, BlackRock reviews our process for determining whether to recall securities on loan in order to vote and may modify it as necessary.
A-11

Voting guidelines
The issue-specific Guidelines published for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. These Guidelines are not intended to be exhaustive. BIS applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, these Guidelines do not indicate how BIS will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.
Reporting and vote transparency
We inform clients about our engagement and voting policies and activities through direct communication and through disclosure on our website. Each year we publish an annual report, an annual engagement and voting statistics report, and our full voting record to our website. On a quarterly basis, we publish regional reports which provide an overview of our investment stewardship engagement and voting activities during the quarter, including market developments, speaking engagements, and engagement and voting statistics. Additionally, we make public our market-specific voting guidelines for the benefit of clients and companies with whom we engage.
A-12

Appendix A3 – BlackRock U.S. Proxy Voting Policies
BlackRock Investment Stewardship
Corporate Governance and Proxy Voting Guidelines for U.S. Securities
January 2020
A-13

Contents
Introduction	A-16
Voting guidelines	A-16
Boards and directors	A-16
- Director elections	A-16
- Independence	A-16
- Oversight	A-17
- Responsiveness to shareholders	A-17
- Shareholder rights	A-17
- Board composition and effectiveness	A-18
- Board size	A-19
- CEO and management succession planning	A-19
- Classified board of directors / staggered terms	A-19
- Contested director elections	A-19
- Cumulative voting	A-19
- Director compensation and equity programs	A-19
- Majority vote requirements	A-19
- Risk oversight	A-20
- Separation of chairman and CEO	A-20
Auditors and audit-related issues	A-20
Capital structure proposals	A-21
- Equal voting rights	A-21
- Blank check preferred stock	A-21
- Increase in authorized common shares	A-21
- Increase or issuance of preferred stock	A-21
- Stock splits	A-22
Mergers, asset sales, and other special transactions	A-22
- Poison pill plans	A-22
- Reimbursement of expenses for successful shareholder campaigns	A-22
Executive Compensation	A-22
- Advisory resolutions on executive compensation (“Say on Pay”)	A-23
- Advisory votes on the frequency of Say on Pay resolutions	A-23
- Claw back proposals	A-23
- Employee stock purchase plans	A-23
- Equity compensation plans	A-23
- Golden parachutes	A-23
- Option exchanges	A-24
- Pay-for-Performance plans	A-24
- Supplemental executive retirement plans	A-24
Environmental and social issues	A-24
- Climate risk	A-25
- Corporate political activities	A-26
General corporate governance matters	A-26
- Adjourn meeting to solicit additional votes	A-26
- Bundled proposals	A-26
- Exclusive forum provisions	A-26
- Multi-jurisdictional companies	A-26
- Other business	A-27
- Reincorporation	A-27
- IPO governance	A-27
A-14

Contents
Shareholder Protections	A-27
- Amendment to charter / articles / bylaws	A-27
- Proxy access	A-28
- Right to act by written consent	A-28
- Right to call a special meeting	A-28
- Simple majority voting	A-28
A-15

These guidelines should be read in conjunction with the BlackRock Investment Stewardship Global Corporate Governance Guidelines & Engagement Principles.
INTRODUCTION
BlackRock, Inc. and its subsidiaries (collectively, “BlackRock”) seek to make proxy voting decisions in the manner most likely to protect and enhance the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BlackRock Investment Stewardship’s general philosophy and approach to corporate governance issues that most commonly arise in proxy voting for U.S. securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots , as well as our expectations of boards of directors. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.
VOTING GUIDELINES
These guidelines are divided into eight key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders:
•	Boards and directors
•	Auditors and audit-related issues
•	Capital structure
•	Mergers, asset sales, and other special transactions
•	Executive compensation
•	Environmental and social issues
•	General corporate governance matters
•	Shareholder protections
BOARDS AND DIRECTORS
Director elections
In general, BlackRock supports the election of directors as recommended by the board in uncontested elections. However, we believe that when a company is not effectively addressing a material issue, its directors should be held account able. We may withhold votes from directors or members of particular board committees in certain situations, as indicated below .
Independence
We expect a majority of the directors on the board to be independent. In addition, all members of key committees, including audit, compensation, and nominating / governance committees, should be independent. Our view of independence may vary slightly from listing standards.
In particular, common impediments to independence in the U.S. may include:
•	Employment as a senior executive by the company or a subsidiary within the past five years
•	An equity ownership in the company in excess of 20%
•	Having any other interest, business, or relationship which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company
We may vote against directors serving on key committees that we do not consider to be independent.
When evaluating controlled companies, as defined by the U.S. stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.
A-16

Oversight
We expect the board to exercise appropriate oversight over management and business activities of the company. We will consider voting against committee members and / or individual directors in the following circumstances:
•	Where the board has failed to exercise oversight with regard to accounting practices or audit oversight, we will consider voting against the current audit committee, and any other members of the board who may be responsible. For example, this may apply to members of the audit committee during a period when the board failed to facilitate quality, independent auditing if substantial accounting irregularities suggest insufficient oversight by that committee
•	Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue
•	The chair of the nominating / governance committee, or where no chair exists, the nominating / governance committee member with the longest tenure, where the board is not comprised of a majority of independent directors. However, this would not apply in the case of a controlled company
•	Where it appears the director has acted (at the company or at other companies) in a manner that compromises his / her reliability to represent the best long-term economic interests of shareholders
•	Where a director has a pattern of poor attendance at combined board and applicable key committee meetings. Excluding exigent circumstances, BlackRock generally considers attendance at less than 75% of the combined board and applicable key committee meetings by a board member to be poor attendance
•	Where a director serves on an excess number of boards, which may limit his / her capacity to focus on each board’s requirements. The following illustrates the maximum number of boards on which a director may serve, before he / she is considered to be over-committed:

	Public Company CEO	# Outside Public Boards*	Total # of Public Boards
Director A	x	1	2
Director B		3	4

*	In addition to the company under review
Responsiveness to shareholders
We expect a board to be engaged and responsive to its shareholders. Where we believe a board has not substantially addressed shareholder concerns, we may vote against the appropriate committees and / or individual directors. The following illustrates common circumstances:
•	The independent chair or lead independent director, members of the nominating / governance committee, and / or the longest tenured director(s), where we observe a lack of board responsiveness to shareholders, evidence of board entrenchment, and / or failure to promote adequate board succession planning
•	The chair of the nominating / governance committee, or where no chair exists, the nominating / governance committee member with the longest tenure, where board member(s) at the most recent election of directors have received withhold votes from more than 30% of shares voted and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial withhold vote
•	The independent chair or lead independent director and / or members of the nominating / governance committee, where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders’ fundamental rights or long-term economic interests
Shareholder rights
We expect a board to act with integrity and to uphold governance best practices. Where we believe a board has not acted in the best interests of its shareholders, we may vote against the appropriate committees and / or individual directors. The following illustrates common circumstances:
A-17

•	The independent chair or lead independent director and members of the governance committee, where a board implements or renews a poison pill without shareholder approval
•	The independent chair or lead independent director and members of the governance committee, where a board amends the charter / articles / bylaws such that the effect may be to entrench directors or to significantly reduce shareholder rights
•	Members of the compensation committee where the company has repriced options without shareholder approval
•	If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, if we have a concern regarding a committee or committee chair that is not up for re-election, we will generally register our concern by withholding votes from all available members of the relevant committee
Board composition and effectiveness
We encourage boards to periodically renew their membership to ensure relevant skills and experience within the boardroom. To this end, regular performance reviews and skills assessments should be conducted by the nominating / governance committee.
Furthermore, we expect boards to be comprised of a diverse selection of individuals who bring their personal and professional experiences to bear in order to create a constructive debate of competing views and opinions in the boardroom. We recognize that diversity has multiple dimensions. In identifying potential candidates, boards should take into consideration the full breadth of diversity including personal factors, such as gender, ethnicity, and age; as well as professional characteristics, such as a director’s industry, area of expertise, and geographic location. In addition to other elements of diversity, we encourage companies to have at least two women directors on their board. Our publicly available commentary explains our approach to engaging on board diversity.
We encourage boards to disclose their views on:
•	The mix of competencies, experience, and other qualities required to effectively oversee and guide management in light of the stated long-term strategy of the company
•	The process by which candidates are identified and selected, including whether professional firms or other sources outside of incumbent directors’ networks have been engaged to identify and / or assess candidates
•	The process by which boards evaluate themselves and any significant outcomes of the evaluation process, without divulging inappropriate and / or sensitive details
•	The consideration given to board diversity, including, but not limited to, gender, ethnicity, race, age, experience, geographic location, skills, and perspective in the nomination process
While we support regular board refreshment, we are not opposed in principle to long-tenured directors, nor do we believe that long board tenure is necessarily an impediment to director independence. A variety of director tenures within the boardroom can be beneficial to ensure board quality and continuity of experience.
Our primary concern is that board members are able to contribute effectively as corporate strategy evolves and business conditions change, and that all directors, regardless of tenure, demonstrate appropriate responsiveness to shareholders. We acknowledge that no single person can be expected to bring all relevant skill sets to a board; at the same time, we generally do not believe it is necessary or appropriate to have any particular director on the board solely by virtue of a singular background or specific area of expertise.
Where boards find that age limits or term limits are the most efficient and objective mechanism for ensuring periodic board refreshment, we generally defer to the board’s determination in setting such limits.
To the extent that we believe that a company has not adequately accounted for diversity in its board composition within a reasonable timeframe, we may vote against the nominating / governance committee for an apparent lack of commitment to board effectiveness.
A-18

Board size
We typically defer to the board in setting the appropriate size and believe directors are generally in the best position to assess the optimal board size to ensure effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.
CEO and management succession planning
There should be a robust CEO and senior management succession plan in place at the board level that is reviewed and updated on a regular basis. We expect succession planning to cover both long-term planning consistent with the strategic direction of the company and identified leadership needs over time, as well as short-term planning in the event of an unanticipated executive departure. We encourage the company to explain its executive succession planning process, including where accountability lies within the boardroom for this task, without prematurely divulging sensitive information commonly associated with this exercise.
Classified board of directors / staggered terms
We believe that directors should be re-elected annually and that classification of the board generally limits shareholders’ rights to regularly evaluate a board’s performance and select directors. While we will typically support proposals requesting board de-classification, we may make exceptions, should the board articulate an appropriate strategic rationale for a classified board structure, such as when a company needs consistency and stability during a time of transition, e.g. newly public companies or companies undergoing a strategic restructuring. A classified board structure may also be justified at non-operating companies in certain circumstances. We would, however, expect boards with a classified structure to periodically review the rationale for such structure and consider when annual elections might be appropriate.
Without a voting mechanism to immediately address concerns of a specific director, we may choose to vote against or withhold votes from the available slate of directors by default (see “Shareholder rights” for additional detail).
Contested director elections
The details of contested elections, or proxy contests, are assessed on a case-by-case basis. We evaluate a number of factors, which may include: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissident represents the best option for enhancing long -term shareholder value.
Cumulative voting
We believe that a majority vote standard is in the best long -term interest of shareholders. It ensures director accountability via the requirement to be elected by more than half of the votes cast. As such, we will generally oppose proposals requesting the adoption of cumulative voting, which may disproportionately aggregate votes on certain issues or director candidates.
Director compensation and equity programs
We believe that compensation for directors should be structured to attract and retain the best possible directors, while also aligning their interests with those of shareholders. We believe director compensation packages that are based on the company’s long-term value creation and include some form of long-term equity compensation are more likely to meet this goal. In addition, we expect directors to build meaningful share ownership over time.
Majority vote requirements
BlackRock believes that directors should generally be elected by a majority of the shares voted and will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. Some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.
A-19

Risk oversight
Companies should have an established process for identifying, monitoring, and managing key risks. Independent directors should have ready access to relevant management information and outside advice, as appropriate, to ensure they can properly oversee risk management. We encourage companies to provide transparency around risk measurement, mitigation, and reporting to the board. We are particularly interested in understanding how risk oversight processes evolve in response to changes in corporate strategy and / or shifts in the business and related risk environment. Comprehensive disclosure provides investors with a sense of the company’s long -term operational risk management practices and, more broadly, the quality of the board’s oversight. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.
Separation of chairman and CEO
We believe that independent leadership is important in the boardroom. In the U.S. there are two commonly accepted structures for independent board leadership: 1) an independent chairman; or 2) a lead independent director when the roles of chairman and CEO are combined.
In the absence of a significant governance concern, we defer to boards to designate the most appropriate leadership structure to ensure adequate balance and independence.
In the event that the board chooses a combined chair / CEO model, we generally support the designation of a lead independent director if they have the power to: 1) provide formal input into board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. Furthermore, while we anticipate that most directors will be elected annually, we believe an element of continuity is important for this role for an extended period of time to provide appropriate leadership balance to the chair / CEO.
The following table illustrates examples of responsibilities under each board leadership model:
	Combined Chair / CEO Model		Separate Chair Model
	Chair / CEO	Lead Director	Chair
Board Meetings	Authority to call full meetings of the board of directors	Attends full meetings of the board of directors Authority to call meetings of independent directors Briefs CEO on issues arising from executive sessions	Authority to call full meetings of the board of directors
Agenda	Primary responsibility for shaping board agendas, consulting with the lead director	Collaborates with chair / CEO to set board agenda and board information	Primary responsibility for shaping board agendas, in conjunction with CEO
Board Communications	Communicates with all directors on key issues and concerns outside of full board meetings	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning
AUDITORS AND AUDIT-RELATED ISSUES
BlackRock recognizes the critical importance of financial statements to provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee members where the board has failed to facilitate quality, independent auditing. We look to
A-20

the audit committee report for insight into the scope of the audit committee responsibilities, including an overview of audit committee processes, issues on the audit committee agenda, and key decisions taken by the audit committee. We take particular note of cases involving significant financial restatements or material weakness disclosures, and we expect timely disclosure and remediation of accounting irregularities.
The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.
From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.
CAPITAL STRUCTURE PROPOSALS
Equal voting rights
BlackRock believes that shareholders should be entitled to voting rights in proportion to their economic interests. We believe that companies that look to add or already have dual or multiple class share structures should review these structures on a regular basis or as company circumstances change. Companies should receive shareholder approval of their capital structure on a periodic basis via a management proposal on the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders. Equal voting rights
BlackRock believes that shareholders should be entitled to voting rights in proportion to their economic interests. We believe that companies that look to add or already have dual or multiple class share structures should review these structures on a regular basis or as company circumstances change. Companies should receive shareholder approval of their capital structure on a periodic basis via a management proposal on the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.
Blank check preferred stock
We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and as a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote.
Nonetheless, we may support the proposal where the company:
•	Appears to have a legitimate financing motive for requesting blank check authority
•	Has committed publicly that blank check preferred shares will not be used for anti-takeover purposes
•	Has a history of using blank check preferred stock for financings
•	Has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility
Increase in authorized common shares
BlackRock considers industry-specific norms in our analysis of these proposals, as well as a company’s history with respect to the use of its common shares. Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm’s business. The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders.
Increase or issuance of preferred stock
We generally support proposals to increase or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock where the terms of the preferred stock appear reasonable.
A-21

Stock splits
We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse stock splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre- split levels). In the event of a proposal for a reverse split that would not also proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.
MERGERS, ASSET SALES, AND OTHER SPECIAL TRANSACTIONS
BlackRock’s primary concern is the best long-term economic interests of shareholders. While merger, asset sales, and other special transaction proposals vary widely in scope and substance, we closely examine certain salient features in our analyses, such as:
•	The degree to which the proposed transaction represents a premium to the company’s trading price. We consider the share price over multiple time periods prior to the date of the merger announcement. In most cases, business combinations should provide a premium. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply
•	There should be clear strategic, operational, and / or financial rationale for the combination
•	Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and / or board members’ financial interests in a given transaction appear likely to affect their ability to place shareholders’ interests before their own
•	We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions
Poison pill plans
Where a poison pill is put to a shareholder vote by management, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable “qualifying offer clause.” Such clauses typically require shareholder ratification of the pill and stipulate a sunset provision whereby the pill expires unless it is renewed.
These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill at their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.
We generally vote in favor of shareholder proposals to rescind poison pills.
Reimbursement of expenses for successful shareholder campaigns
We generally do not support shareholder proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign. We believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.
EXECUTIVE COMPENSATION
We note that there are both management and shareholder proposals related to executive compensation. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.
A-22

Advisory resolutions on executive compensation (“Say on Pay”)
In cases where there is a Say on Pay vote, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company and in a manner that appropriately addresses the specific question posed to shareholders. In a commentary on our website, entitled “BlackRock Investment Stewardship’s approach to executive compensation,” we explain our beliefs and expectations related to executive compensation practices, our Say on Pay analysis framework, and our typical approach to engagement and voting on Say on Pay.
Advisory votes on the frequency of Say on Pay resolutions
BlackRock will generally support triennial pay frequency votes, but we defer to the board to determine the appropriate timeframe upon which pay should be reviewed. In evaluating pay, we believe that the compensation committee is responsible for constructing a plan that appropriately incentivizes executives for long-term value creation, utilizing relevant metrics and structure to ensure overall pay and performance alignment. In a similar vein, we defer to the board to establish the most appropriate timeframe for review of pay structure, absent a change in strategy that would suggest otherwise.
However, we may support an annual pay frequency vote in some situations, for example, where we conclude that a company has failed to align pay with performance. In these circumstances, we will also consider voting against the compensation committee members.
Claw back proposals
We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices. In addition to fraudulent acts, we also favor recoupment from any senior executive whose behavior caused direct financial harm to shareholders, reputational risk to the company , or resulted in a criminal investigation, even if such actions did not ultimately result in a material restatement of past results. This includes, but is not limited to, settlement agreements arising from such behavior and paid for directly by the company. We typically support shareholder proposals on these matters unless the company already has a robust claw back policy that sufficiently addresses our concerns.
Employee stock purchase plans
We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders. The most common form of employee stock purchase plan (“ESPP”) qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. We will typically support qualified ESPP proposals.
Equity compensation plans
BlackRock supports equity plans that align the economic interests of directors, managers, and other employees with those of shareholders. We believe that boards should establish policies prohibiting the use of equity awards in a manner that could disrupt the intended alignment with shareholder interests (e.g. the use of stock as collateral for a loan; the use of stock in a margin account; the use of stock or an unvested award in hedging or derivative transactions). We may support shareholder proposals requesting the establishment of such policies.
Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions, which allow for the unlimited increase of shares reserved without requiring further shareholder approval after a reasonable time period. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered.
Golden parachutes
We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential pay-out under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company. When determining whether to support or oppose an
A-23

advisory vote on a golden parachute plan, we normally support the plan unless it appears to result in payments that are excessive or detrimental to shareholders. In evaluating golden parachute plans, BlackRock may consider several factors, including:
•	Whether we believe that the triggering event is in the best interest of shareholders
•	Whether management attempted to maximize shareholder value in the triggering event
•	The percentage of total premium or transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment
•	Whether excessively large excise tax gross-up payments are part of the pay-out
•	Whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers
•	Whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company
It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BlackRock may vote against a golden parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.
We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval. We generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current salary and bonus, including equity compensation.
Option exchanges
We believe that there may be legitimate instances where underwater options create an overhang on a company’s capital structure and a repricing or option exchange may be warranted. We will evaluate these instances on a case -by-case basis. BlackRock may support a request to reprice or exchange underwater options under the following circumstances:
•	The company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance
•	Directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; tax, accounting, and other technical considerations have been fully contemplated
•	There is clear evidence that absent repricing, the company will suffer serious employee incentive or retention and recruiting problems
BlackRock may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interest of shareholders.
Pay-for-Performance plans
In order for executive compensation exceeding $1 million USD to qualify for federal tax deductions, related to Section 162(m) of the Internal Revenue Code of 1986, the Omnibus Budget Reconciliation Act (“OBRA”) requires companies to link compensation for the company’s top five executives to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.
Supplemental executive retirement plans
BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
ENVIRONMENTAL AND SOCIAL ISSUES
Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well -managed
A-24

companies will deal effectively with the material environmental and social (“E&S”) factors relevant to their businesses. Robust disclosure is essential for investors to effectively gauge companies’ business practices and planning related to E& S risks and opportunities.
BlackRock expects companies to issue reports aligned with the recommendations of the Task Force on Climate -related Financial Disclosures (TCFD) and the standards put forward by the Sustainability Accounting Standards Board (SASB). We view the SASB and TCFD frameworks as complementary in achieving the goal of disclosing more financially material information, particularly as it relates to industry -specific metrics and target setting. TCFD’s recommendations provide an overarching framework for disclosure on the business implications of climate change, and potentially other E&S factors. We find SASB’s industry-specific guidance (as identified in its materiality map) beneficial in helping companies identify and discuss their governance, risk assessments, and performance against these key performance indicators (KPIs). Any global standards adopted, peer group benchmarking undertaken, and verification process in place should also be disclosed and discussed in this context.
BlackRock has been engaging with companies for several years on disclosure of material E&S factors. Given the increased understanding of sustainability risks and opportunities, and the need for better information to assess them, we specifically ask companies to:
•	Publish disclosures in line with industry specific SASB guidelines by year-end, if they have not already done so, or disclose a similar set of data in a way that is relevant to their particular business; and
•	Disclose climate-related risks in line with the TCFD’s recommendations, if they have not already done so. This should include the company’s plan for operating under a scenario where the Paris Agreement’s goal of limiting global warming to less than two degrees is fully realized, as expressed by the TCFD guidelines.
•	See our commentary on our approach to engagement on TCFD and SASB aligned reporting for greater detail of our expectations.
We will use these disclosures and our engagements to ascertain whether companies are properly managing and overseeing these risks within their business and adequately planning for the future. In the absence of robust disclosures, investors, including BlackRock, will increasingly conclude that companies are not adequately managing risk.
We believe that when a company is not effectively addressing a material issue, its directors should be held accountable. We will generally engage directly with the board or management of a company when we identify issues. We may vote against the election of directors where we have concerns that a company might not be dealing with E&S factors appropriately.
Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of material E&S factors. In deciding our course of action, we will assess the nature of our engagement with the company on the issue over time, including whether:
•	The company has already taken sufficient steps to address the concern
•	The company is in the process of actively implementing a response
•	There is a clear and material economic disadvantage to the company in the near-term if the issue is not addressed in the manner requested by the shareholder proposal
We do not see it as our role to make social, ethical, or political judgments on behalf of clients, but rather, to protect the ir long-term economic interests as shareholders. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.
Climate risk
Within the framework laid out above, as well as our guidance on “How BlackRock Investment Stewardship engages on climate risk,” we believe that climate presents significant investment risks and opportunities that may impact the long- term financial sustainability of companies. We believe that the reporting frameworks developed by TCFD and SASB provide useful guidance to companies on identifying, managing, and reporting on climate-related risks and opportunities.
A-25

We expect companies to help their investors understand how the company may be impacted by climate risk, in the context of its ability to realize a long-term strategy and generate value over time. We expect companies to convey their governance around this issue through their corporate disclosures aligned with TCFD and SASB. For companies in sectors that are significantly exposed to climate-related risk, we expect the whole board to have demonstrable fluency in how climate risk affects the business and how management approaches assessing, adapting to, and mitigating that risk.
Where a company receives a shareholder proposal related to climate risk, in addition to the factors laid out above, our assessment will take into account the robustness of the company’s existing disclosures as well as our understanding of its management of the issues as revealed through our engagements with the company and board members over time. In certain instances, we may disagree with the details of a climate-related shareholder proposal but agree that the company in question has not made sufficient progress on climate-related disclosures. In these instances, we may not support the proposal, but may vote against the election of relevant directors.
Corporate political activities
Companies may engage in certain political activities, within legal and regulatory limits, in order to influence public policy consistent with the companies’ values and strategies, and thus serve shareholders’ best long-term economic interests. These activities can create risks, including: the potential for allegations of corruption; the potential for reputational issues associated with a candidate, party, or issue; and risks that arise from the complex legal, regulatory , and compliance considerations associated with corporate political activity. We believe that companies which choose to engage in political activities should develop and maintain robust processes to guide these activities and to mitigate risks, including a level of board oversight.
When presented with shareholder proposals requesting increased disclosure on corporate political activities, we may consider the political activities of that company and its peers, the existing level of disclosure, and our view regarding the associated risks. We generally believe that it is the duty of boards and management to determine the appropriate level of disclosure of all types of corporate activity, and we are generally not supportive of proposals that are overly prescriptive in nature. We may decide to support a shareholder proposal requesting additional reporting of corporate political activities where there seems to be either a significant potential threat or actual harm to shareholders’ interests, and where we believe the company has not already provided shareholders with sufficient information to assess the company’s management of the risk.
Finally, we believe that it is not the role of shareholders to suggest or approve corporate political activities; therefore we generally do not support proposals requesting a shareholder vote on political activities or expenditures.
GENERAL CORPORATE GOVERNANCE MATTERS
Adjourn meeting to solicit additional votes
We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.
Bundled proposals
We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.
Exclusive forum provisions
BlackRock generally supports proposals to seek exclusive forum for certain shareholder litigation. In cases where a board unilaterally adopts exclusive forum provisions that we consider unfavorable to the interests of shareholders, we will vote against the independent chair or lead independent director and members of the governance committee.
Multi-jurisdictional companies
Where a company is listed on multiple exchanges or incorporated in a country different from its primary listing, we will seek to apply the most relevant market guideline(s) to our analysis of the company’s governance structure and specific proposals
A-26

on the shareholder meeting agenda. In doing so, we typically consider the governance standards of the company’s primary listing, the market standards by which the company governs itself, and the market context of each specific proposal on the agenda. If the relevant standards are silent on the issue under consideration, we will use our professional judgment as to what voting outcome would best protect the long-term economic interests of investors. We expect that companies will disclose the rationale for their selection of primary listing, country of incorporation, and choice of governance structures, in particular where there is conflict between relevant market governance practices.
Other business
We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.
Reincorporation
Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti - takeover protections, legal advantages, and / or cost savings. We will evaluate, on a case-by-case basis, the economic and strategic rationale behind the company’s proposal to reincorporate. In all instances, we will evaluate the changes to shareholder protection under the new charter / articles / bylaws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we may support reincorporation if we determine that the overall benefits outweigh the diminished rights.
IPO governance
We expect boards to consider and disclose how the corporate governance structures adopted upon initial public offering (“IPO”) are in shareholders’ best long-term interests. We also expect boards to conduct a regular review of corporate governance and control structures, such that boards might evolve foundational corporate governance structures as company circumstances change, without undue costs and disruption to shareholders. In our letter on unequal voting structures, we articulate our view that “one vote for one share” is the preferred structure for publicly -traded companies. We also recognize the potential benefits of dual class shares to newly public companies as they establish themselves; however, we believe that these structures should have a specific and limited duration. We will generally engage new companies on topics such as classified boards and supermajority vote provisions to amend bylaws, as we believe that such arrangements may not be in the best interest of shareholders in the long-term.
We will typically apply a one-year grace period for the application of certain director-related guidelines (including, but not limited to, director independence and over-boarding considerations), during which we expect boards to take steps to bring corporate governance standards in line with our expectations.
Further, if a company qualifies as an emerging growth company (an “EGC”) under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we will give consideration to the NYSE and NASDAQ governance exemptions granted under the JOBS Act for the duration such a company is categorized as an EGC. We expect an EGC to have a totally independent audit committee by the first anniversary of its IPO, with our standard approach to voting on auditors and audit -related issues applicable in full for an EGC on the first anniversary of its IPO.
SHAREHOLDER PROTECTIONS
Amendment to charter / articles / bylaws
We believe that shareholders should have the right to vote on key corporate governance matters, including on changes to governance mechanisms and amendments to the charter / articles / bylaws. We may vote against certain directors where changes to governing documents are not put to a shareholder vote within a reasonable period of time, in particular if those changes have the potential to impact shareholder rights ( see “Director elections” herein). In cases where a board’s unilateral adoption of changes to the charter / articles / bylaws promotes cost and operational efficiency benefits for the company and its shareholders, we may support such action if it does not have a negative effect on shareholder rights or the company’s corporate governance structure.
When voting on a management or shareholder proposal to make changes to the charter / articles / bylaws, we will consider in part the company’s and / or proponent’s publicly stated rationale for the changes, the company’s governance profile and history, relevant jurisdictional laws, and situational or contextual circumstances which may have motivated the proposed
A-27

changes, among other factors. We will typically support changes to the charter / articles / bylaws where the benefits to shareholders, including the costs of failing to make those changes, demonstrably outweigh the costs or risks of making such changes.
Proxy access
We believe that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate directors on the company’s proxy card.
In our view, securing the right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to meaningfully participate in the director election process, stimulate board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Proxy access mechanisms should provide shareholders with a reasonable opportunity to use this right without stipulating overly restrictive or onerous parameters for use, and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company, or investors seeking to take control of the board.
In general, we support market-standardized proxy access proposals, which allow a shareholder (or group of up to 20 shareholders) holding three percent of a company’s outstanding shares for at least three years the right to nominate the greater of up to two directors or 20% of the board. Where a standardized proxy access provision exists, we will generally oppose shareholder proposals requesting outlier thresholds.
Right to act by written consent
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process (in order to avoid the waste of corporate resources in addressing narrowly supported interests); and 2) shareholders receive a minimum of 50% of outstanding shares to effectuate the action by written consent. We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that we believe offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.
Right to call a special meeting
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called, in order to avoid the waste of corporate resources in addressing narrowly supported interests. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others. We generally believe that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.
Simple majority voting
We generally favor a simple majority voting requirement to pass proposals. Therefore, we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may support supermajority requirements in those situations.
A-28

IS-SAI-IECS-0820

iShares® U.S. ETF Trust
Statement of Additional Information
Dated February 28, 2020
(as revised August 17, 2020)
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectus (the “Prospectus”) for the following series of iShares U.S. ETF Trust (the “Trust”):
Fund	Ticker	Listing Exchange
iShares Bloomberg Roll Select Commodity Strategy ETF (the “Fund”)	CMDY	NYSE Arca
The Prospectus for the Fund is dated February 28, 2020, as amended and supplemented from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. The Financial Statements and Notes contained in the Annual Report and Semi-Annual Report of the Trust for the Fund are incorporated by reference into and are deemed to be part of this SAI. A copy of the Prospectus, Annual Report and Semi-Annual Report may be obtained without charge by writing to the Trust’s distributor, BlackRock Investments, LLC (the “Distributor” or “BRIL”), 1 University Square Drive, Princeton, NJ 08540, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com. The Fund's Prospectus is incorporated by reference into this SAI.
References to the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Securities and Exchange Commission (the “SEC”), SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no action or other relief or permission from the SEC, SEC staff or other authority.
iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.

i

ii

iii

General Description of the Trust and the Fund
The Trust currently consists of 18 investment series or portfolios. The Trust was organized as a Delaware statutory trust on June 21, 2011 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the SEC under the 1940 Act. The offering of the Trust's shares is registered under the Securities Act of 1933, as amended (the “1933 Act”). This SAI relates solely to the Fund.
The Fund seeks total return by providing investors with broad commodity exposure. The Fund uses the Bloomberg Roll Select Commodity Index as a benchmark to measure its investment returns (the “Bloomberg Benchmark”). The Fund is not an index fund and does not seek to track the performance of the Bloomberg Benchmark. The Fund is managed by BlackRock Fund Advisors (“BFA”), an indirect wholly-owned subsidiary of BlackRock, Inc.
The Fund offers and issues shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit”), generally in exchange for a designated portfolio of securities, assets or other positions (including any portion of such securities for which cash may be substituted) (the “Deposit Securities” or “Creation Basket”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca” or the “Listing Exchange”), a national securities exchange. Shares of the Fund are traded in the secondary market and elsewhere at market prices that may be at, above or below the Fund's NAV. Shares are redeemable only in Creation Units, and, generally, in exchange for portfolio securities and a Cash Amount (as defined in the Redemption of Creation Units section of this SAI). Creation Units typically are a specified number of shares, generally 50,000 or multiples thereof.
The Trust reserves the right to permit or require that creations and redemptions of shares are effected fully or partially in cash and reserves the right to permit or require the substitution of Deposit Securities in lieu of cash. Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement that the Authorized Participant maintain with the Trust collateral as set forth in the handbook for Authorized Participants. The Trust may use such collateral at any time to purchase Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees and other costs associated with creations or redemptions that include a cash portion may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of shares and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.
Exchange Listing and Trading
A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Shareholder Information section of the Fund's Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.
Shares of the Fund are listed for trading, and trade throughout the day, on the Listing Exchange and in other secondary markets. Shares of the Fund may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of the Fund from listing if, among other things: (i) the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the Investment Company Act; (ii) if any of the other listing requirements are not continuously maintained; or (iii) any event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will also remove shares of the Fund from listing and trading upon termination of the Fund.
As in the case of other publicly-traded securities, when you buy or sell shares of the Fund through a broker, you may incur a brokerage commission determined by that broker, as well as other charges.
The Trust reserves the right to adjust the share prices of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or an investor's equity interest in the Fund.
1

Investment Strategies and Risks
The Fund seeks to achieve its investment objective by investing in exchange-traded futures contracts on the Bloomberg Roll Select Commodity Index (the “Index Futures”). The Fund is expected to roll out of existing positions in Index Futures and establish new positions in Index Futures on an ongoing basis. Index Futures subsequently acquired by the Fund may have terms that differ from those of the Index Futures it currently holds and the purchase and sale of these Index Futures may incur transaction fees. In seeking total return, the Fund also seeks to generate interest income and capital appreciation on the cash balances arising from its investment in Index Futures through a cash management strategy consisting of investments in cash and cash equivalents, short-term government obligations and short-term investment-grade fixed-income securities (collectively, “Fixed-Income Investments”).
The Fund is an actively managed exchange-traded fund (“ETF”) and does not seek to replicate the performance of a specified index. While the Fund is not an index fund, the Fund’s investment strategy seeks to maximize correlation with the Bloomberg Benchmark, which is composed of 22 futures contracts across 20 physical agricultural, energy, precious metals and industrial metals commodities. The Bloomberg Benchmark reflects the returns from these commodity futures contracts and provides broad-based exposure to commodities as an asset class by using liquidity factors and sector caps to avoid over-concentration in any single commodity or commodity sector. In order to maintain exposure to a futures contract on a particular commodity, an investor must sell the position in the expiring contract and buy a new position in a contract with a later delivery month, which is referred to as “rolling.” If the price for the new futures contract is less than the price of the expiring contract, then the market for the commodity is said to be in “backwardation.” In these markets, roll returns are positive, which is referred to as “positive carry.” The term “contango” is used to describe a market in which the price for a new futures contract is more than the price of the expiring contract. In these markets, roll returns are negative, which is referred to as “negative carry.” The Bloomberg Benchmark seeks to employ a positive carry strategy that emphasizes commodities and futures contract months with the greatest degree of backwardation and lowest degree of contango, resulting in net gains through positive roll returns.
The Fund will invest in financial instruments providing exposure to commodities and not in the physical commodities themselves. The Fund may also invest in exchange-traded commodity futures contracts similar to those found in the Bloomberg Benchmark, as well as swaps and options on futures that correlate to the investment returns of commodities without investing directly in physical commodities and over-the-counter (“OTC”) commodity-linked instruments like commodity-linked notes, swaps and forward contracts (together, the “Commodity Investments”). Investing in derivative contracts may have a leveraging effect on the Fund. Although the Fund may hold the same futures contracts under the same futures rolling schedule as those included in the Bloomberg Benchmark, the Fund is not obligated to invest in any futures contracts included in, and does not seek to replicate the performance of, the Bloomberg Benchmark.
The Fund seeks to gain exposure to Index Futures and other Commodity Investments by investing through a wholly-owned subsidiary organized in the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by BFA and has the same investment objective as the Fund. Unlike the Fund, the Subsidiary is not an investment company registered under the 1940 Act. The Subsidiary invests solely in Commodity Investments and cash and cash equivalents. In compliance with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), the Fund may invest up to 25% of its total assets in the Subsidiary. The Fund’s Commodity Investments held in the Subsidiary are intended to provide the Fund with exposure to broad commodities consistent with current U.S. federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in Commodity Investments.
The remainder of the Fund’s assets will be invested directly by the Fund, primarily in Fixed-Income Investments, including repurchase agreements, money market instruments, U.S. government and agency securities, Treasury inflation-protected securities, sovereign debt obligations on non-U.S. countries and investment-grade corporate bonds. The Fund invests in Fixed-Income Investments for investment purposes and to provide sufficient assets to account for (or “cover”) mark-to-market changes and to collateralize the Subsidiary’s investments in derivatives.
The Commodity Futures Trading Commission (“CFTC”) has adopted certain requirements that subject registered investment companies and their advisers to regulation by the CFTC if a registered investment company invests more than a prescribed level of its net asset value in CFTC-regulated futures, options and swaps, or if a registered investment company markets itself as providing investment exposure to such instruments. Due to the Fund’s potential use of CFTC-regulated futures, options
2

and swaps above the prescribed levels, it is considered a “commodity pool” under the Commodity Exchange Act (“CEA”). Although the Fund does not seek leveraged returns, certain instruments used by the Fund may have a leveraging effect as described below.
Investments in the Subsidiary are expected to provide the Fund with exposure to investment returns of commodities within the limitations of Subchapter M of the Internal Revenue Code, as discussed below. The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman KYI-1104, Cayman Islands. The Subsidiary’s affairs are overseen by a board of directors, which is comprised of Paul Lohrey, Secretary of the Trust, and Jonathan Briones, Assistant Secretary of the Trust. The Fund is the sole shareholder of the Subsidiary, and shares of the Subsidiary will not be sold or offered to other investors.
The Fund will gain exposure to the investment returns of commodities indirectly by investing in the Subsidiary. To the extent that BlackRock believes that such instruments provide suitable exposure to commodities, the Fund’s investment in the Subsidiary will likely increase. BlackRock manages the assets of the Subsidiary, but receives no additional compensation for doing so.
BlackRock also provides certain administrative services for the Subsidiary, but receives no additional compensation for doing so. The Subsidiary will also enter into a contract for the provision of custody, transfer agency, and accounting agent services with the same or with affiliates of the same service providers that provide those services to the Fund.
Generally, the Fund and the Subsidiary test for compliance with investment policies and restrictions, including asset segregation requirements, on a consolidated basis for 1940 Act purposes, calculated in accordance with SEC staff guidance, where applicable. For compliance with federal income tax requirements, the Fund and the Subsidiary expect to comply with the asset segregation requirements on a stand-alone basis, with instruments requiring physical settlement being classified on a market value rather than on a notional basis. The Subsidiary is also expected to comply with the other applicable 1940 Act requirements, including those related to custody and affiliated transactions.
The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in the Fund’s Prospectus or this SAI, is not subject to the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by BFA. The Trust’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary.
The Fund invests in commodity-linked derivatives indirectly through the Subsidiary because income from these investments, if made directly, might not be treated as “qualifying income” for purposes of the Fund qualifying as a regulated investment company (“RIC”) for U.S. federal income tax purposes. Based on final regulations issued by the U.S. Internal Revenue Service (“IRS”) on which taxpayers may rely for taxable years beginning after September 28, 2016, the Fund expects its income with respect to the Subsidiary to be qualifying income. In the future, if the IRS issues regulations or other guidance , or Congress enacts legislation, limiting the circumstances in which the Fund’s income with respect to the Subsidiary will be considered “qualifying income,” the Fund might be required to make changes to its operations, which could reduce the Fund’s ability to gain investment exposure to commodities. Fund shareholders could also experience adverse tax consequences in such circumstances.
Moreover, changes in the laws of the U.S. and/or the Cayman Islands could result in the inability of the Fund and/or Subsidiary to operate as described in the Fund’s Prospectus and this SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains taxes, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely experience decreased investment returns.
Borrowing.  The Fund may borrow for temporary or emergency purposes, including to meet payments due from redemptions or to facilitate the settlement of securities or other transactions.
The purchase of securities or other assets while borrowings are outstanding may have the effect of leveraging the Fund. The incurrence of leverage increases the Fund’s exposure to risk, and borrowed funds are subject to interest costs that will reduce net income. Purchasing securities while borrowings are outstanding creates special risks, such as the potential for greater volatility in the net asset value of Fund shares and in the yield on the Fund’s portfolio. In addition, the interest expenses from borrowings may exceed the income generated by the Fund’s portfolio and, therefore, the amount available (if any) for
3

distribution to shareholders as dividends may be reduced. BFA may determine to maintain outstanding borrowings if it expects that the benefits to the Fund’s shareholders will outweigh the current reduced return.
Certain types of borrowings by the Fund must be made from a bank or may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede BFA’s management of the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.
Derivatives.  The Fund will use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. The Fund may use derivatives for hedging purposes. The Fund may also use derivatives for speculative purposes to seek to enhance returns or as a vehicle to obtain investment exposure to a security, commodity, currency, or index. The use of a derivative is speculative if the Fund is primarily seeking to achieve gains, rather than to offset the risk of other positions. When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. Unless otherwise permitted, the Fund may not use any derivatives to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.
Diversification Status.  The Fund is classified as “non-diversified.” A non-diversified fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may constitute a significant percentage of the investment portfolio of such a fund. This may adversely affect the fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.
The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a RIC for purposes of the Internal Revenue Code, and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective.
Futures and Options.  The Fund may invest in options and futures. The Fund may purchase call options or write put options. A call option gives a holder the right to purchase a specific security or asset at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security or asset at an exercise price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Investments in futures contracts and other investments that contain leverage may require the Fund to maintain liquid assets. To the extent required by law, liquid assets committed to futures contracts will be maintained. Generally, the Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to “cash-settle,” the Fund maintains liquid assets in an amount at least equal to the Fund’s daily marked-to-market obligation (i.e., the Fund’s daily net liability, if any), rather than the contracts’ notional value (i.e., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, the Fund may employ leverage to a greater extent than if the Fund set aside assets equal to the futures contracts’ full notional value. The Fund bases its asset maintenance policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.
Lending Portfolio Securities.  The Fund may lend portfolio securities to certain borrowers that BFA determines to be creditworthy, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of the Fund if, as a result, the aggregate value of all securities loaned by the Fund exceeds one-third of the value of the Fund's total assets (including the value of the collateral received). The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives, by way of substitute payment, the value of any interest or cash or non-cash distributions paid on the loaned securities that it would have received if the securities were not on loan.
4

With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Fund is typically compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is typically compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or money market funds, including those affiliated with BFA; such investments are subject to investment risk.
The Fund conducts its securities lending pursuant to an exemptive order from the SEC permitting it to lend portfolio securities to borrowers affiliated with the Fund and to retain an affiliate of the Fund to act as securities lending agent. To the extent that the Fund engages in securities lending, BlackRock Institutional Trust Company, N.A. (“BTC”) acts as securities lending agent for the Fund, subject to the overall supervision of BFA. BTC administers the lending program in accordance with guidelines approved by the Trust's Board of Trustees (the “Board,” the trustees of which are the “Trustees”).
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, the Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Fund. The Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments received by the Fund representing dividends paid on securities loaned out by the Fund will not be considered qualified dividend income. BTC will take into account the tax effects on shareholders caused by this difference in connection with the Fund’s securities lending program. Substitute payments received on tax-exempt securities loaned out will not be tax-exempt income.
Liquidity Risk Management.  Rule 22e-4 under the Investment Company Act (the “Liquidity Rule”) requires open-end funds, including ETFs such as the Fund, to establish a liquidity risk management program (the “Liquidity Program”) and enhance disclosures regarding fund liquidity. As required by the Liquidity Rule, the Fund has implemented a Liquidity Program, and the Board, including a majority of the Independent Trustees of the Trust, has appointed BFA as the administrator of the Liquidity Program. Under the Liquidity Program, BFA assesses, manages, and periodically reviews the Fund’s liquidity risk and classifies each investment held by the Fund as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The Liquidity Rule defines “liquidity risk” as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interest in the Fund. The liquidity of the Fund's portfolio investments is determined based on relevant market, trading and investment-specific considerations under the Liquidity Program. There are exclusions from certain portions of the liquidity risk management program requirements for “in-kind” ETFs, as defined in the Liquidity Rule. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, the Fund can expect to be exposed to greater liquidity risk.
Options on Futures Contracts.  The Fund may invest in options on futures contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed upon price per share, also known as the “strike price,” less the premium received from writing the put.
Upon entering into a futures contract, the Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract if all contractual obligations have been satisfied.
5

Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.
Regulation Regarding Derivatives.  The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps  (“CFTC Derivatives”) or (ii) markets itself as providing investment exposure to such instruments. Due to the Fund’s potential use of CFTC Derivatives above the prescribed levels, the Fund and the Subsidiary will each be considered a “commodity pool” under the CEA. Accordingly, BFA, the Fund’s investment adviser, has registered as a “commodity pool operator” and is subject to CFTC regulation with respect to the Fund. BFA is also subject to regulation by the National Futures Association.
Repurchase Agreements.  A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires a security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.
In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are determined to (A) have exceptionally strong capacity to meet their financial obligations and (B) are sufficiently liquid such that they can be sold at approximately their carrying value in the ordinary course of business within seven days.
Repurchase agreements pose certain risks for the Fund, should it decide to utilize them. Such risks are not unique to the Fund, but are inherent in repurchase agreements. The Fund seeks to minimize such risks, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with a longer maturity may be subject to greater price fluctuations than higher quality collateral and collateral with a shorter maturity. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, the Fund would likely retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction.
Reverse Repurchase Agreements.  Reverse repurchase agreements involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Fund intends to use the reverse repurchase technique only when BFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any increase or decrease in the value of the Fund’s assets. The Fund's exposure to reverse repurchase agreements will be covered by liquid assets having a value equal to or greater than the Fund's obligations under such commitments. The use of reverse repurchase agreements is a form of leverage, and the proceeds obtained by the Fund through reverse repurchase agreements may be invested in additional securities.
Short-Term Instruments and Temporary Investments.  The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include, but are not limited to: (i) shares of money market funds (including those advised by BFA or otherwise affiliated with BFA); (ii) obligations issued or guaranteed by the U.S. government, its agencies or
6

instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody's® Investors Service, Inc., “F-1” by Fitch Ratings, Inc., or “A-1” by S&P Global, Inc., a subsidiary of The McGraw-Hill Companies (“S&P Global Ratings”), or if unrated, of comparable quality as determined by BFA; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that have been determined to present minimal credit risks, in accordance with the requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BFA, are of comparable quality to obligations of U.S. banks that may be purchased by the Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
Swap Agreements.  Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on a pre-determined underlying investment or notional amount. In return, the other party agrees to make periodic payments to the first party based on the return (or a differential in rate of return) earned or realized on the underlying investment or notional amount. Swap agreements will usually be performed on a net basis, with the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by the Fund.
The Fund may enter into swap agreements, including commodity swaps, currency swaps, interest rate swaps, securities swaps and index swaps. The use of such swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets.
Future Developments.  The Board may, in the future, authorize the Fund to invest in securities contracts and investments, other than those listed in this SAI and in the Prospectus, provided they are consistent with the Fund's investment objective and do not violate any of its investment restrictions or policies.
General Considerations and Risks
A discussion of some of the principal risks associated with an investment in the Fund is contained in the Prospectus.
An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of stocks in general, and other factors that affect the market. The order of the below risk factors does not indicate the significance of any particular risk factor.
Set forth below is more detailed information regarding the types of instruments in which the Fund may invest, strategies BFA may employ in pursuit of the Fund's investment objective and related risks.
Borrowing Risk.  Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cause the Fund to incur interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.
Commodities Investment Risk.  Exposure to commodities markets may subject the Fund to greater volatility than investments in traditional securities. The commodities markets have experienced periods of extreme volatility. Similar future market conditions may result in rapid and substantial valuation increases or decreases in the Fund’s holdings.
The commodities markets may fluctuate widely based on a variety of factors. Movements in commodity investment prices are outside of the Fund's control and may not be anticipated by BFA. Price movements may be influenced by, among other things: governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; changing market and economic conditions; market liquidity; weather and climate conditions, including droughts and floods; livestock disease; changing supply and demand relationships and levels of domestic production and imported commodities; changes in
7

storage costs; the availability of local, intrastate and interstate transportation systems; energy conservation; the success of exploration projects; changes in international balances of payments and trade; domestic and foreign rates of inflation; currency devaluations and revaluations; domestic and foreign political and economic events; domestic and foreign interest rates and/or investor expectations concerning interest rates; foreign currency/exchange rates; domestic and foreign governmental regulation and taxation; war, acts of terrorism and other political upheaval and conflicts; governmental expropriation; investment and trading activities of mutual funds, hedge funds and commodities funds; and changes in philosophies and emotions of market participants. The frequency and magnitude of such changes cannot be predicted. However, it is likely that current declines in trade relations between the U.S. and other countries and tariffs imposed by the U.S. on foreign products and by foreign countries on U.S. commodities will impact commodity prices.
The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities or natural resources may be produced in a limited number of countries and may be controlled by a small number of producers or groups of producers. As a result, political, economic, regulatory and supply-related events in such countries could have a disproportionate impact on the prices of such commodities.
A decrease in the production of a physical commodity or a decrease in the volume of such commodity available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of a commodity or commodity-related company that devotes a portion of its business to that commodity. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, governmental expropriation, political upheaval or conflicts or increased competition from alternative energy sources or commodity prices. Agricultural commodities may be adversely affected by weather or other natural phenomena, such as drought, floods and pests.
A sustained decline in demand for such commodities could also adversely affect the financial performance of commodity-related companies. Factors that could lead to a decline in demand include economic recession or other adverse economic conditions, higher taxes on commodities or increased governmental regulations, increases in fuel economy, consumer shifts to the use of alternative commodities or fuel sources, changes in commodity prices, or weather.
The commodity markets are subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions. U.S. futures exchanges and some foreign exchanges limit the amount of fluctuation in futures contract prices which may occur in a single business day (generally referred to as “daily price fluctuation limits”). The maximum or minimum price of a contract as a result of these limits is referred to as a “limit price.” If the limit price has been reached in a particular contract, no trades may be made beyond the limit price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.
Commodity Forward Risk.  A commodity forward is a customized, non-standardized agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity for an agreed-upon price at a future date, usually for physical delivery. Commodity forwards that are settled by a cash payment at maturity are referred to as a “non-deliverable forward” or NDF. Because commodity forwards do not trade on a centralized exchange, they are subject to a higher degree of default risk and, depending upon the underlying commodity, may be less liquid than futures contracts on the same referenced commodity. In addition, use of commodity forwards creates risk for the Fund because the contracts require the Fund to take or make delivery of a physical commodity, which involves additional cost as well as delivery risk. Unless the Fund were to close out a contract prior to maturity, any failure of the Fund to comply with the contract delivery obligations at maturity would cause the Fund to default, which could have adverse collateral consequences for investors.
Commodity-Linked Derivatives Risk.  The value of a commodity-linked derivative instrument typically is based upon the price movements of a commodity or an economic variable linked to such price movements. Therefore, the value of commodity-linked derivative instruments may be affected by changes in overall economic conditions, in interest rates, or factors affecting a particular commodity or industry, such as production, disease, climate conditions, supply or demand, politics, geopolitics, changes in international balance of payments and trade, currency devaluations and revaluations, market liquidity, and economic and regulatory developments. The prices of commodity-related investments may fluctuate quickly and dramatically and may or may not correlate to price movements in other asset classes, such as stocks, bonds and cash. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop. Commodity derivatives are subject to the risk that the counterparty to the transaction may default or
8

otherwise fail to perform. The Fund’s use of commodity-linked derivatives can result in large amounts of financial leverage. Although the Fund will not borrow money in order to increase the amount of its trading, the low margin deposits normally required in futures trading permit a high degree of leverage on the investment itself. Accordingly, a relatively small price movement in a futures contract may result in immediate and substantial losses to the Fund. Like other leveraged investments, any trade may result in losses in excess of the amount invested. These factors and events could have a significant negative impact on the Fund.
Dividend Risk.  There is no guarantee that issuers of the stocks held by the Fund will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.
Illiquid Investments Risk.  The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. The liquidity of an investment will be determined based on relevant market, trading and investment specific considerations as set out in the Liquidity Program as required by the Liquidity Rule. Illiquid investments may trade at a discount to comparable, more liquid investments and the Fund may not be able to dispose of illiquid investments in a timely fashion or at their expected prices. If illiquid investments exceed 15% of the Fund’s net assets, the Liquidity Rule and the Liquidity Program will require that certain remedial actions be taken.
Non-U.S. Issuers Risk.  Securities issued by non-U.S. issuers have different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, uncertainties of transnational litigation, and potential restrictions on the flow of international capital, including the possible seizure or nationalization of the securities issued by non-U.S. issuers held by the Fund . Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Unfavorable political, economic or governmental developments in non-U.S. countries could affect the payment of a security’s principal and interest. Securities issued by non-U.S. issuers may also be less liquid than, and more difficult to value than, securities of U.S. issuers. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
Operational Risk.  BFA and the Fund's other service providers may experience disruptions or operating errors such as processing errors or human errors, inadequate or failed internal or external processes, or systems or technology failures, that could negatively impact the Fund. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from the Fund’s in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. BFA, through its monitoring and oversight of service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for BFA or the other Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
Risk of Derivatives.  A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset, such as a security, a commodity (such as gold or silver), a currency or an index (a measure of value or rates, such as the S&P 500® or the prime lending rate). The Fund may invest in commodity futures contracts, securities options and other derivatives. Compared to securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. Derivatives generally involve the incurrence of leverage. To address such leverage and to prevent the Fund from being deemed to have issued senior securities as a result of an investment in derivatives, the Fund will segregate liquid assets equal to its obligations under the derivatives throughout the life of the investment.
When a derivative is used as a hedge against a position that the Fund holds or is committed to purchase, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains, and in some cases, hedging can cause losses that are
9

not offset by gains, and the Fund will recognize losses on both the investment and the hedge. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions, which entail additional transaction costs, will be effective.
Risk of Futures and Options on Futures Transactions.  There are several risks accompanying the utilization of futures contracts and options on futures contracts. A position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to deliver the instruments underlying the futures contracts it has sold.
The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered bond index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit.
Utilization of futures and options on futures by the Fund involves the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BFA as to anticipated trends, which predictions could prove to be incorrect.
Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.
Risk of Swap Agreements.  The risk of loss with respect to swaps is generally limited to the net amount of payments that the Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive).
The Fund is required to post and collect variation margin (comprised of specified liquid securities subject to haircuts) in connection with trading of OTC swaps. Initial margin requirements are in the process of being phased in, and the Fund may be subject to such requirements as early as September 2020. These requirements may raise the costs for the Fund’s investment in swaps.
Valuation Risk.  In certain circumstances, the Fund’s securities may be valued using techniques other than market quotations. The value established for a security may be different from what would be produced through the use of another methodology or if the value had been priced using market quotations. Securities that are valued using methods other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a security for the value established for it at any time, and it is possible that the Fund could incur a loss if a security is sold for less than its established value.
Risk of Investing in Asia.   Investments in securities of issuers in certain Asian countries involve risks not typically associated with investments in securities of issuers in other regions. Such heightened risks include, among others, expropriation and/or nationalization of assets, confiscatory taxation, piracy of intellectual property, data and other security breaches (especially of
10

data stored electronically), political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict and social instability as a result of religious, ethnic and/or socio-economic unrest. Certain Asian economies have experienced rapid rates of economic growth and industrialization in recent years, and there is no assurance that these rates of economic growth and industrialization will be maintained.
Certain Asian countries have democracies with relatively short histories, which may increase the risk of political instability. These countries have faced political and military unrest, and further unrest could present a risk to their local economies and securities markets. Indonesia and the Philippines have each experienced violence and terrorism, which has negatively impacted their economies. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war. Escalated tensions involving the two countries and any outbreak of hostilities between the two countries, or even the threat of an outbreak of hostilities, could have a severe adverse effect on the entire Asian region. Certain Asian countries have developed increasingly strained relationships with the U.S., and if these relations were to worsen, they could adversely affect Asian issuers that rely on the U.S. for trade. Political, religious, and border disputes persist in India. India has recently experienced and may continue to experience civil unrest and hostilities with certain of its neighboring countries. Increased political and social unrest in these geographic areas could adversely affect the performance of investments in this region.
Certain governments in this region administer prices on several basic goods, including fuel and electricity, within their respective countries. Certain governments may exercise substantial influence over many aspects of the private sector in their respective countries and may own or control many companies. Future government actions could have a significant effect on the economic conditions in this region, which in turn could have a negative impact on private sector companies. There is also the possibility of diplomatic developments adversely affecting investments in the region.
Corruption and the perceived lack of a rule of law in dealings with international companies in certain Asian countries may discourage foreign investment and could negatively impact the long-term growth of certain economies in this region. In addition, certain countries in the region are experiencing high unemployment and corruption, and have fragile banking sectors.
Some economies in this region are dependent on a range of commodities, including oil, natural gas and coal. Accordingly, they are strongly affected by international commodity prices and particularly vulnerable to any weakening in global demand for these products. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. Adverse economic conditions or developments in neighboring countries may increase investors' perception of the risk of investing in the region as a whole, which may adversely impact the market value of the securities issued by companies in the region.
Risk of Investing in Developed Countries.  Many countries with developed markets have recently experienced significant economic pressures. These countries generally tend to rely on the services sectors (e.g., the financial services sector) as the primary source of economic growth and may be susceptible to the risks of individual service sectors. For example, companies in the financial services sector are subject to governmental regulation and, recently, government intervention, which may adversely affect the scope of their activities, the prices they can charge and amount of capital they must maintain. Recent dislocations in the financial sector and perceived or actual governmental influence over certain financial companies may lead to credit rating downgrades and, as a result, impact, among other things, revenue growth for such companies. If financial companies experience a prolonged decline in revenue growth, certain developed countries that rely heavily on financial companies as an economic driver may experience a correlative slowdown. Recently, new concerns have emerged with respect to the economic health of certain developed countries. These concerns primarily stem from heavy indebtedness of many developed countries and their perceived inability to continue to service high debt loads without simultaneously implementing stringent austerity measures. Such concerns have led to tremendous downward pressure on the economies of these countries. As a result, it is possible that interest rates on debt of certain developed countries may rise to levels that make it difficult for such countries to service such debt. Spending on health care and retirement pensions in most developed countries has risen dramatically over the last few years. Medical innovation, extended life expectancy and higher public expectations are likely to continue the increase in health care and pension costs. Any increase in health care and pension costs will likely have a negative impact on the economic growth of many developed countries. Certain developed countries rely on imports of certain key items, such as crude oil, natural gas, and other commodities. As a result, an increase in demand for, or price fluctuations of, certain commodities may negatively affect developed country economies. Developed market countries generally are dependent on the economies of certain key trading partners. Changes in any one economy may cause
11

an adverse impact on several developed countries. In addition, heavy regulation of, among others, labor and product markets may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Such risks, among others, may adversely affect the value of the Fund’s investments.
Risk of Investing in Europe.  Investing in European countries may expose the Fund to the economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. The Fund makes investments in securities of issuers that are domiciled in, have significant operations in, or that are listed on at least one securities exchange within member states of the European Union (the “EU”). A number of countries within the EU are also members of the Economic and Monetary Union (the “eurozone”) and have adopted the euro as their currency. Eurozone membership requires member states to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Changes in import or export tariffs, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro and other currencies of certain EU countries which are not in the eurozone, the default or threat of default by an EU member state on its sovereign debt, and/or an economic recession in an EU member state may have a significant adverse effect on the economies of other EU member states and their trading partners. Although certain European countries are not in the eurozone, many of these countries are obliged to meet the criteria for joining the eurozone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including, but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect the Fund’s investments. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above. In addition, the credit ratings of certain European countries were downgraded in the past. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member states. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching and could adversely impact the value of the Fund’s investments in the region. The United Kingdom (the “U.K.”) will leave the EU (“Brexit”) on January 31, 2020, subject to a transitional period ending December 31, 2020. During the transitional period, although the U.K. will no longer be a member state of the EU, it will remain subject to EU law and regulations as if it were still a member state. The U.K. and the EU are to negotiate the terms of their future trading relationship during the transitional period. Accordingly, the terms of such trading relationship remain uncertain. The outcome of such negotiations may give rise to significant uncertainties and instability in the financial markets as the U.K. negotiates the terms of its future relationship with the EU. The Fund will face risks associated with the potential uncertainty and consequences leading up to and that may follow Brexit, including with respect to volatility in exchange rates and interest rates. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit has also led to legal uncertainty and could lead to politically divergent national laws and regulations as a new relationship between the U.K. and EU is defined and the U.K. determines which EU laws to replace or replicate. Any of these effects of Brexit could adversely affect any of the companies to which the Fund has exposure and any other assets in which the Fund invests. The political, economic and legal consequences of Brexit are not yet fully known. In the short term, financial markets may experience heightened volatility, particularly those in the U.K. and Europe, but possibly worldwide. The U.K. and Europe may be less stable than they have been in recent years, and investments in the U.K. and the EU may be difficult to value, or subject to greater or more frequent rises and falls in value. In the longer term, there is likely to be a period of significant political, regulatory and commercial uncertainty as the U.K. seeks to negotiate its long-term exit from the EU and the terms of its future trading relationships.
Certain European countries have also developed increasingly strained relationships with the U.S., and if these relations were to worsen, they could adversely affect European issuers that rely on the U.S. for trade. Secessionist movements, such as the
12

Catalan movement in Spain and the independence movement in Scotland, as well as governmental or other responses to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments of EU countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of the Fund's investments.
Risk of Investing in the Energy Sector.  The energy sector is strongly affected by the levels and volatility of global energy prices, energy supply and demand, government regulations and policies, energy production and conservation efforts, technological change, development of alternative energy sources, and other factors that they cannot control. These companies may also lack resources and have limited business lines.  The energy sector is cyclical and is highly dependent on commodity prices; prices and supplies of energy may fluctuate significantly over short and long periods of time due to, among other things, national and international political changes, Organization of Petroleum Exporting Countries (“OPEC”) policies, changes in relationships among OPEC members and between OPEC and oil-importing nations, the regulatory environment, taxation policies, and the economy of the key energy-consuming countries. Commodity prices have recently been subject to increased volatility and declines, which may negatively affect energy-related commodities in which the Fund invests.  The value of securities in the energy sector and energy-related commodities may be adversely affected by terrorism, natural disasters or other catastrophes. Disruptions in the oil industry or shifts in fuel consumption may significantly impact companies in this sector. Significant oil and gas deposits are located in emerging markets countries where corruption and security may raise significant risks, in addition to the other risks of investing in emerging markets. Additionally, the Middle East, where much of the energy sector operates, has historically and recently experienced widespread social unrest.  The energy sector is highly regulated. Entities operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by governmental agencies. Such regulation can change rapidly or over time in both scope and intensity. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may materially adversely affect the financial performance of companies in the energy sector and energy-related commodities.
Proxy Voting Policy
For the Fund, the Board has delegated the voting of proxies for the Fund’s securities to BFA pursuant to the Fund's Proxy Voting Policy (the “iShares ETFs Proxy Voting Policy”), and BFA has adopted policies and procedures (the “BlackRock Proxy Voting Policies”) governing proxy voting by accounts managed by BFA, including the Fund.
Under the BlackRock Proxy Voting Policies, BFA will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. From time to time, a vote may present a conflict between the interests of the Fund’s shareholders, on the one hand, and those of BFA, or any affiliated person of the Fund or BFA, on the other. BFA maintains policies and procedures that are designed to prevent undue influence on BFA’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BFA, BFA’s affiliates, the Fund or the Fund’s affiliates. Most conflicts are managed through a structural separation of BFA’s Corporate Governance Group from BFA’s employees with sales and client responsibilities. In addition, BFA maintains procedures to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BFA’s relationship with the issuer of the proxy or the dissident shareholder. In certain instances, BFA may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law.
Copies of the iShares ETFs Proxy Voting Policy, the BlackRock Global Proxy Voting Policies and the BlackRock U.S. Proxy Voting Policies are attached as Appendices A1, A2 and A3, respectively.
Information with respect to how proxies relating to the Fund's portfolio securities were voted during the 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Fund's website at www.iShares.com; and (ii) on the SEC’s website at www.sec.gov.
13

Portfolio Holdings Information
On each Business Day (as defined in the Creation and Redemption of Creation Units section of this SAI), prior to the opening of regular trading on the Fund’s primary listing exchange, the Fund discloses on its website (www.iShares.com) certain information relating to the portfolio holdings that will form the basis of the Fund’s next net asset value per share calculation.
In addition, certain information may also be made available to certain parties:
•	Communications of Data Files: The Fund may make available through the facilities of the National Securities Clearing Corporation (“NSCC”) or through posting on the www.iShares.com, prior to the opening of trading on each business day, a list of the Fund’s holdings (generally pro-rata) that Authorized Participants could deliver to the Fund to settle purchases of the Fund (i.e. Deposit Securities) or that Authorized Participants would receive from the Fund to settle redemptions of the Fund (i.e. Fund Securities). These files are known as the Portfolio Composition File and the Fund Data File (collectively, “Files”). The Files are applicable for the next trading day and are provided to the NSCC and/or posted on www.iShares.com after the close of markets in the U.S.
•	Communications with Authorized Participants and Liquidity Providers: Certain employees of BFA are responsible for interacting with Authorized Participants and liquidity providers with respect to discussing custom basket proposals as described in the Custom Baskets section of this SAI. As part of these discussions, these employees may discuss with an Authorized Participant or liquidity provider the securities the Fund is willing to accept for a creation, and securities that the Fund will provide on a redemption.
BFA employees may also discuss portfolio holdings-related information with broker/dealers, in connection with settling the Fund’s transactions, as may be necessary to conduct business in the ordinary course in a manner consistent with the disclosure in the Fund's current registration statements.
•	Communications with Listing Exchanges: From time to time, employees of BFA may discuss portfolio holdings information with the applicable primary listing exchange for the Fund as needed to meet the exchange listing standards.
•	Communications with Other Portfolio Managers: Certain information may be provided to employees of BFA who manage funds that invest a significant percentage of their assets in shares of an underlying fund as necessary to manage the fund’s investment objective and strategy.
•	Communication of Other Information: Certain explanatory information regarding the Files is released to Authorized Participants and liquidity providers on a daily basis, but is only done so after the Files are posted to www.iShares.com.
•	Third-Party Service Providers: Certain portfolio holdings information may be disclosed to Fund Trustees and their counsel, outside counsel for the Fund, auditors and to certain third-party service providers (i.e., fund administrator, custodian, proxy voting service) for which a non-disclosure, confidentiality agreement or other obligation is in place with such service providers, as may be necessary to conduct business in the ordinary course in a manner consistent with applicable policies, agreements with the Fund, the terms of the current registration statements and federal securities laws and regulations thereunder.
The Trust’s Chief Compliance Officer or his delegate may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures, subject to restrictions on selective disclosure imposed by applicable law. The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.
Investment Policies
The Board has adopted as fundamental policies the following numbered investment policies, which cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. A vote of a majority of the outstanding voting securities of the Fund is defined in the Investment Company Act as the lesser of (i) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. The Fund has also adopted certain non-fundamental investment policies, including its investment objective. Non-fundamental investment policies may be changed by the Board without shareholder approval. Therefore, the Fund may change its investment objective without shareholder approval.
Fundamental Investment Policies
14

The Fund may not:
1.	Concentrate its investments in a particular industry, as that term is used in the Investment Company Act.
2.	Borrow money, except as permitted under the Investment Company Act.
3.	Issue senior securities to the extent such issuance would violate the Investment Company Act.
4.	Purchase or hold real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.
5.	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.
6.	Purchase or sell commodities or commodity contracts, except as permitted by the Investment Company Act.
7.	Make loans to the extent prohibited by the Investment Company Act.
Notations Regarding the Fund's Fundamental Investment Policies
The following notations are not considered to be part of the Fund’s fundamental investment policies and are subject to change without shareholder approval.
With respect to the fundamental policy relating to concentration set forth in (1) above, the Investment Company Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. Additionally, the policy will be interpreted to not classify commodities as an industry. With respect to the Fund's industry classifications, the Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.
With respect to the fundamental policy relating to borrowing money set forth in (2) above, the Investment Company Act permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (The Fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the Investment Company Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the Investment Company Act restrictions. In accordance with SEC staff guidance and interpretations, when the Fund engages in such transactions, the Fund instead of maintaining asset coverage of at least 300%, may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). The policy in (2) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the Investment Company Act and to permit the Fund to segregate or earmark liquid assets or enter into offsetting positions in accordance with the Investment Company Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.
15

With respect to the fundamental policy relating to underwriting set forth in (5) above, the Investment Company Act does not prohibit the Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the Investment Company Act permits the Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Although it is not believed that the application of the 1933 Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy in (5) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.
With respect to the fundamental policy relating to lending set forth in (7) above, the Investment Company Act does not prohibit the Fund from making loans (including lending its securities); however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.
Non-Fundamental Investment Policies
The Fund has adopted a non-fundamental policy not to make short sales of securities or maintain a short position, except to the extent permitted by the Fund's Prospectus and SAI, as amended from time to time, and applicable law.
The Fund has adopted a non-fundamental policy not to purchase securities of other investment companies, except to the extent permitted by the Investment Company Act. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).
Unless otherwise indicated, all limitations under the Fund's fundamental or non-fundamental investment policies apply only at the time that a transaction is undertaken. Any change in the percentage of the Fund's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment until BFA determines that it is practicable to sell or close out the investment without undue market or tax consequences.
Continuous Offering
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all of the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of
16

Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange generally is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.
Management
Trustees and Officers.  The Board has responsibility for the overall management and operations of the Fund, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).
The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). The Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust, and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 366 funds as of February 28, 2020. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Fund's Trustees and officers may be found in this SAI, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).
Interested Trustees
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[1] (63)	Trustee (since 2011).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares Trust (since 2009).
17

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Salim Ramji[2] (49)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares Trust (since 2019).

[1]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[2]	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
Independent Trustees
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (70)	Trustee (since 2011); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.
Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
18

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Jane D. Carlin (64)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (65)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).
John E. Kerrigan (64)	Trustee (since 2011); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005).
Drew E. Lawton (60)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).
John E. Martinez (58)	Trustee (since 2011); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares Trust (since 2003); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).
Madhav V. Rajan (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares Trust (since 2011).
19

Officers
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Armando Senra (48)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).
Trent Walker (45)	Treasurer and Chief Financial Officer (since 2020).	Managing Director of BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.
Charles Park (52)	Chief Compliance Officer (since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (51)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (59)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (57)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).
The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee of the Board. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Fund's investment adviser, other service providers, counsel and the independent
20

registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board member of the Fund and the other funds in the Trust (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Also, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve (or continue to serve) as a Trustee.
Robert S. Kapito has been a Trustee of the Trust since 2011. Mr. Kapito has also served as a Director of iShares, Inc., a Trustee of iShares Trust since 2009 and a Director of BlackRock, Inc. since 2006. Mr. Kapito served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. In addition, he has over 20 years of experience as part of BlackRock, Inc. and BlackRock’s predecessor entities. Mr. Kapito serves as President of BlackRock, Inc., and is a member of the Global Executive Committee and Chairman of the Global Operating Committee. He is responsible for day-to-day oversight of BlackRock's key operating units, including Investment Strategies, Client Businesses, Technology & Operations, and Risk & Quantitative Analysis. Prior to assuming his current responsibilities in 2007, Mr. Kapito served as Vice Chairman of BlackRock, Inc. and Head of BlackRock's Portfolio Management Group. In that role, he was responsible for overseeing all portfolio management within BlackRock, including the Fixed Income, Equity, Liquidity, and Alternative Investment Groups. Mr. Kapito serves as a member of the Board of Trustees of the University of Pennsylvania and the Harvard Business School Board of Dean’s Advisors. He has also been President of the Board of Directors for the Hope & Heroes Children's Cancer Fund since 2002. Mr. Kapito earned a BS degree in economics from the Wharton School of the University of Pennsylvania in 1979, and an MBA degree from Harvard Business School in 1983.
Salim Ramji has been a Trustee of the Trust since 2019. Mr. Ramji has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2019. Mr. Ramji is the Global Head of BlackRock’s ETF and Index Investments business. In addition, he is a member of BlackRock’s Global Executive Committee. Prior to assuming his current responsibilities in 2019, Mr. Ramji was Head of BlackRock's U.S. Wealth Advisory business, where he was responsible for leading BlackRock's relationships with wealth management firms and platforms, for distributing BlackRock's alpha-seeking and iShares investment capabilities and for the adoption of BlackRock's portfolio construction and digital wealth technologies to financial advisors. Mr. Ramji joined BlackRock in 2014, serving initially as the Global Head of Corporate Strategy. Prior to BlackRock, Mr. Ramji was a Senior Partner at McKinsey & Company, where he led the Asset and Wealth Management practice areas. He started his career as a corporate finance and mergers and acquisitions lawyer at Clifford Chance LLP in London and Hong Kong. He has served as a Trustee of Graham Windham, a New York-based child care agency, since 2007. Mr. Ramji earned a bachelor's degree in economics and politics from University of Toronto, a law degree, from Cambridge University and is a CFA charter holder.
Cecilia H. Herbert has been a Trustee of the Trust since 2011 and Chair of the Trust’s Board since 2016. Ms. Herbert has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2005, and Chair of each Board since 2016. Ms. Herbert served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. In addition, Ms. Herbert served as Trustee of the Forward Funds from 2009 to 2018 and Trustee of Salient Funds from 2015 to 2018. She has served since 1992 on the Investment Council of the Archdiocese of San Francisco and was Chair from 1994 to 2005. She has served as a member of the Finance, Technology and Quality Committees and Trustee of Stanford Health Care since 2016 and became Chair of the Finance Committee of Stanford Health Care in 2019. She has served as an Audit Committee member since 2018 and a Trustee of WNET, New York’s public media station, since 2011. She became a member of the Governing Council of the Independent Directors Forum in 2018 and joined the board of Thrivent Church Loan and Income Fund in 2019. She was President of the Board of Catholic Charities CYO, the largest social services agency in the San Francisco Bay Area, from 2007 to 2011 and a member of that board from 1992 to 2013. She previously served as Trustee of the Pacific Select Funds from 2004 to 2005 and Trustee of the Montgomery Funds from 1992 to 2003. She worked from 1973 to 1990 at J.P. Morgan/Morgan Guaranty Trust doing international corporate finance and corporate lending, retiring as Managing Director and Head of the West Coast Office. Ms. Herbert has been on numerous non-profit boards, chairing investment and finance committees. She holds a double major in economics and communications from Stanford University and an MBA from Harvard Business School.
Jane D. Carlin has been a Trustee of the Trust since 2015 and Chair of the Risk Committee since 2016. Ms. Carlin has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2015, and Chair of the Risk Committee of each Board since 2016. Ms. Carlin has served as a consultant since 2012 and formerly served as Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley from 2006 to 2012. In addition, Ms. Carlin served as Managing Director and Global Head of the Bank Operational Risk
21

Oversight Department of Credit Suisse Group from 2003 to 2006. Prior to that, Ms. Carlin served as Managing Director and Deputy General Counsel of Morgan Stanley. Ms. Carlin has over 30 years of experience in the financial sector and has served in a number of legal, regulatory, and risk management positions. Ms. Carlin has served as a member of the Audit Committee and as a Director of The Hanover Insurance Group, Inc., each since 2016. Ms. Carlin served as a member of the Audit Committee from 2012 to 2018, Chair of the Nominating and Governance Committee from 2017 to 2018 and as an Independent Director on the Board of PHH Corporation from 2012 to 2018. She previously served as a Director on the Boards of Astoria Financial Corporation and Astoria Bank. Ms. Carlin was appointed by the United States Treasury to the Financial Services Sector Coordinating Council for Critical Infrastructure Protection and Homeland Security, where she served as Chairperson from 2010 to 2012 and Vice Chair and Chair of the Cyber Security Committee from 2009 to 2010. Ms. Carlin has a BA degree in political science from State University of New York at Stony Brook and a JD degree from Benjamin N. Cardozo School of Law.
Richard L. Fagnani has been a Trustee of the Trust since 2017 and Chair of the Audit Committee of the Trust since 2019. Mr. Fagnani has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2017, and Chair of the Audit Committee of each Board since 2019. Mr. Fagnani served as an Advisory Board Member of the Trust, iShares Trust and iShares, Inc. from April 2017 to June 2017. Mr. Fagnani served as a Senior Audit Partner at KPMG LLP from 2002 to 2016, most recently as the U.S. asset management audit practice leader responsible for setting strategic direction and execution of the operating plan for the asset management audit practice. In addition, from 1977 to 2002, Mr. Fagnani served as an Audit Partner at Andersen LLP, where he developed and managed the asset management audit practice in the Philadelphia office. Mr. Fagnani served as a Trustee on the Board of the Walnut Street Theater in Philadelphia from 2009 to 2014 and as a member of the School of Business Advisory Board at LaSalle University from 2006 to 2014. Mr. Fagnani has a BS degree in Accounting from LaSalle University.
John E. Kerrigan has been a Trustee of the Trust since 2011 and Chair of the Equity Plus and Nominating and Governance Committees of the Trust since 2019. Mr. Kerrigan has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2005, and Chair of the Equity Plus and Nominating and Governance Committees of each Board since 2019. Mr. Kerrigan served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Kerrigan has served as Chief Investment Officer of Santa Clara University since 2002. Mr. Kerrigan was formerly a Managing Director at Merrill Lynch & Co., including the following responsibilities: Managing Director, Institutional Client Division, Western United States. Mr. Kerrigan has been a Director, since 1999, of The BASIC Fund (Bay Area Scholarships for Inner City Children). Mr. Kerrigan has a BA degree from Boston College and is a Chartered Financial Analyst Charterholder.
Drew E. Lawton has been a Trustee of the Trust since 2017 and Chair of the 15(c) Committee of the Trust since 2017. Mr. Lawton has also served as a Director of iShares, Inc., a Trustee of iShares Trust, and Chair of the 15(c) Committee of each Board since 2017. Mr. Lawton also served as an Advisory Board Member of the Trust, iShares, Inc. and iShares Trust from 2016 to 2017. Mr. Lawton served as Director of Principal Funds, Inc., Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds from March 2016 to October 2016. Mr. Lawton served in various capacities at New York Life Insurance Company from 2010 to 2015, most recently as a Senior Managing Director and Chief Executive Officer of New York Life Investment Management. From 2008 to 2010, Mr. Lawton was the President of Fridson Investment Advisors, LLC. Mr. Lawton previously held multiple roles at Fidelity Investments from 1997 to 2008. Mr. Lawton has a BA degree in Administrative Science from Yale University and an MBA from University of North Texas.
John E. Martinez has been a Trustee of the Trust since 2011 and Chair of the Securities Lending Committee of the Trust since 2019. Mr. Martinez has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2003, and Chair of the Securities Lending Committee of each Board since 2019. Mr. Martinez served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Martinez is a Director of Real Estate Equity Exchange, Inc., providing governance oversight and consulting services to this privately held firm that develops products and strategies for homeowners in managing the equity in their homes. Mr. Martinez currently serves as a Board member for the Cloudera Foundation, whose mission is to apply Cloudera’s data science expertise and discipline to solve global social problems. Mr. Martinez previously served as Director of Barclays Global Investors (“BGI”) UK Holdings, where he provided governance oversight representing BGI’s shareholders (Barclays PLC, BGI management shareholders) through oversight of BGI’s worldwide activities. Mr. Martinez also previously served as Co-Chief Executive Officer of the Global Index and Markets Group of BGI, Chairman of Barclays Global Investor Services and Chief Executive Officer of the Capital Markets Group of BGI. From 2003 to 2012, he was a Director and Executive Committee Member for Larkin Street Youth Services, providing governance oversight and strategy development to an agency that provides emergency and transitional housing, healthcare, education, job and life skills training to homeless youth. He now serves on the Larkin Street Honorary Board. From 2012 to 2016, Mr. Martinez served as a
22

Director for Reading Partners, an organization committed to making all children literate through one-on-one tutoring of students in grades K-4 who are not yet reading at grade level. Mr. Martinez has an AB degree in economics from The University of California, Berkeley and holds an MBA degree in finance and statistics from The University of Chicago Booth School of Business.
Madhav V. Rajan has been a Trustee of the Trust since 2011 and Chair of the Fixed Income Plus Committee of the Trust since 2019. Mr. Rajan has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2011, and Chair of the Fixed Income Plus Committee of each Board since 2019. Mr. Rajan served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2011 to 2015. Mr. Rajan is the Dean and George Pratt Shultz Professor of Accounting at the University of Chicago Booth School of Business. From 2001 to 2017, Mr. Rajan was the Robert K. Jaedicke Professor of Accounting at the Stanford University Graduate School of Business. In April 2017, he received the school’s Robert T. Davis Award for Lifetime Achievement and Service. He has taught accounting for over 25 years to undergraduate, MBA and law students, as well as to senior executives. From 2010 to 2016, Mr. Rajan served as the Senior Associate Dean for Academic Affairs and head of the MBA Program at the Stanford University Graduate School of Business. Mr. Rajan served as editor of “The Accounting Review” from 2002 to 2008 and is co-author of “Cost Accounting: A Managerial Emphasis,” a leading cost accounting textbook. From 2013 to 2018, Mr. Rajan served on the Board of Directors of Cavium Inc., a semiconductor company. Mr. Rajan holds MS and PhD degrees in Accounting from Carnegie Mellon University.
Board – Leadership Structure and Oversight Responsibilities
Overall responsibility for oversight of the Fund rests with the Board. The Board has engaged BFA to manage the Fund on a day-to-day basis. The Board is responsible for overseeing BFA and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of nine members, seven of whom are Independent Trustees. The Board currently conducts regular in person meetings four times a year. In addition, the Board frequently holds special in person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees meet regularly outside the presence of management, in executive session or with other service providers to the Trust.
The Board has appointed an Independent Trustee to serve in the role of Board Chair. The Board Chair’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Board Chair may also perform such other functions as may be delegated by the Board from time to time. The Board has established seven standing Committees: a Nominating and Governance Committee, an Audit Committee, a 15(c) Committee, a Securities Lending Committee, a Risk Committee, an Equity Plus Committee and a Fixed Income Plus Committee to assist the Board in the oversight and direction of the business and affairs of the Fund, and from time to time the Board may establish ad hoc committees or informal working groups to review and address the policies and practices of the Fund with respect to certain specified matters. The Chair of each standing Committee is an Independent Trustee. The role of the Chair of each Committee is to preside at all meetings of the Committee and to act as a liaison with service providers, officers, attorneys and other Trustees between meetings. Each standing Committee meets regularly to conduct the oversight functions delegated to the Committee by the Board and reports its finding to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and it allocates areas of responsibility among committees of Independent Trustees and the full Board to enhance effective oversight.
Day-to-day risk management with respect to the Fund is the responsibility of BFA or other service providers (depending on the nature of the risk), subject to the supervision of BFA. The Fund is subject to a number of risks, including investment, compliance, operational, reputational, counterparty and valuation risks, among others. While there are a number of risk management functions performed by BFA and other service providers, as applicable, it is not possible to identify and eliminate all of the risks applicable to the Fund. The Trustees have an oversight role in this area, satisfying themselves that risk management processes and controls are in place and operating effectively. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. In some cases, risk management issues are specifically addressed in presentations and discussions. For example, BFA has an independent dedicated Risk and Quantitative Analysis Group (“RQA”) that assists BFA in managing fiduciary and corporate risks, including investment, operational, counterparty credit and enterprise risk. Representatives of RQA meet with the Board to discuss their analysis and methodologies, as well as specific risk topics such as operational and counterparty risks relating to the Fund.
23

The Board, directly or through a committee, also reviews reports from, among others, management and the independent registered public accounting firm for the Trust, as appropriate, regarding risks faced by the Fund and management’s risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Trust's compliance program, including assessments by independent third parties, and reports to the Board regarding compliance matters for the Trust and its principal service providers. In testing and maintaining the compliance program, the Chief Compliance Officer (and his or her delegates) assesses key compliance risks affecting the Fund, and addresses them in periodic reports to the Board. In addition, the Audit Committee meets with both the Fund's independent registered public accounting firm and BFA’s internal audit group to review risk controls in place that support the Fund as well as test results. Board oversight of risk is also performed as needed between meetings through communications between BFA and the Board. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities. From time to time, the Board may modify the manner in which it conducts risk oversight. The Board’s oversight role does not make it a guarantor of the Fund's investment performance or other activities.
Committees of the Board of Trustees.  The members of the Audit Committee are Richard L. Fagnani (Chair), John E. Kerrigan and Madhav V. Rajan, each of whom is an Independent Trustee. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (ii) in its oversight of the Trust's financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal controls, compliance controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met eight times during the fiscal year ended October 31, 2019.
The members of the Nominating and Governance Committee are John E. Kerrigan (Chair), Madhav V. Rajan and Drew E. Lawton, each of whom is an Independent Trustee. The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board and recommends appointments to the Advisory Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Board Chair; (v) periodic review of the Board's retirement policy; and (vi) recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Board, Board Chair and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nominations recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee met one time during the fiscal year ended October 31, 2019.
Each Independent Trustee serves on the 15(c) Committee. The Chair of the 15(c) Committee is Drew E. Lawton. The principal responsibilities of the 15(c) Committee are to support, oversee and organize on behalf of the Board the process for the annual review and renewal of the Trust's advisory and sub-advisory agreements. These responsibilities include: (i) meeting with BlackRock, Inc. in advance of the Board meeting at which the Trust's advisory and sub-advisory agreements are to be considered to discuss generally the process for providing requested information to the Board and the format in which information will be provided; and (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to evaluate the investment advisory and sub-advisory agreements of the Trust. The 15(c) Committee met three times during the fiscal year ended October 31, 2019.
The members of the Securities Lending Committee are John E. Martinez (Chair), Jane D. Carlin and Drew E. Lawton, each of whom is an Independent Trustee. The principal responsibilities of the Securities Lending Committee are to support, oversee and organize on behalf of the Board the process for oversight of the Trust's securities lending activities. These responsibilities include: (i) requesting that certain information be provided to the Committee for its review and consideration prior to such information being provided to the Board; (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to oversee the Trust's securities lending activities and make required findings and approvals; and (iii) providing a recommendation to the Board regarding the annual approval of the
24

Trust's Securities Lending Guidelines and the required findings with respect to, and annual approval of, the Trust's agreement with the securities lending agent. The Securities Lending Committee met six times during the fiscal year ended October 31, 2019.
The members of the Equity Plus Committee are John E. Kerrigan (Chair), John E. Martinez and Drew E. Lawton, each of whom is an Independent Trustee. The principal responsibilities of the Equity Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for equity funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Equity Plus Committee met four times during the fiscal year ended October 31, 2019.
The members of the Fixed Income Plus Committee are Madhav V. Rajan (Chair), Jane D. Carlin and Richard L. Fagnani, each of whom is an Independent Trustee. The principal responsibilities of the Fixed Income Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for fixed-income or multi-asset funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Fixed Income Plus Committee met four times during the fiscal year ended October 31, 2019.
The members of the Risk Committee are Jane D. Carlin (Chair), Richard L. Fagnani and John E. Martinez, each of whom is an Independent Trustee. The principal responsibility of the Risk Committee is to consider and organize on behalf of the Board risk related matters of the Fund so the Board may most effectively structure itself to oversee them. The Risk Committee commenced on January 1, 2016. The Risk Committee met eight times during the fiscal year ended October 31, 2019.
As the Chair of the Board, Cecilia H. Herbert may serve as an ex-officio member of each Committee.
The following table sets forth, as of December 31, 2019, the dollar range of equity securities beneficially owned by each Trustee in the Fund and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust. If a fund is not listed below, the Trustee did not own any securities in that fund as of the date indicated above:
Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Robert S. Kapito	None	None	None

Salim Ramji[1]	iShares Commodities Select Strategy ETF	$10,001-$50,000	Over $100,000
	iShares Core MSCI Emerging Markets ETF	Over $100,000
	iShares Core MSCI Total International Stock ETF	$1-$10,000
	iShares Core S&P 500 ETF	$1-$10,000
	iShares Core S&P Total U.S. Stock Market ETF	$1-$10,000
	iShares Expanded Tech Sector ETF	$1-$10,000
	iShares Expanded Tech-Software Sector ETF	$1-$10,000
	iShares MSCI USA ESG Select ETF	$1-$10,000
	iShares North American Natural Resources ETF	$10,001-$50,000
25

Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares Robotics and Artificial Intelligence Multisector ETF	$1-$10,000
	iShares TIPS Bond ETF	$10,001-$50,000

Cecilia H. Herbert	iShares California Muni Bond ETF	Over $100,000	Over $100,000
	iShares China Large-Cap ETF	$50,001-$100,000
	iShares Core Dividend Growth ETF	$50,001-$100,000
	iShares Core MSCI Emerging Markets ETF	$1-$10,000
	iShares Core MSCI Total International Stock ETF	$10,001-$50,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Core S&P U.S. Growth ETF	$50,001-$100,000
	iShares Core S&P U.S. Value ETF	$50,001-$100,000
	iShares iBoxx $ High Yield Corporate Bond ETF	$10,001-$50,000
	iShares International Select Dividend ETF	$1-$10,000
	iShares MSCI EAFE ETF	$1-$10,000
	iShares MSCI Japan ETF	$10,001-$50,000
	iShares National Muni Bond ETF	$10,001-$50,000
	iShares Preferred and Income Securities ETF	$10,001-$50,000

Jane D. Carlin	iShares 1-3 Year Treasury Bond ETF	$50,001-$100,000	Over $100,000
	iShares Core MSCI Emerging Markets ETF	$10,001-$50,000
	iShares Core MSCI Total International Stock ETF	Over $100,000
	iShares Core S&P Mid-Cap ETF	$10,001-$50,000
	iShares Core S&P Small-Cap ETF	Over $100,000
	iShares Core U.S. Aggregate Bond ETF	Over $100,000
	iShares Edge MSCI Min Vol USA ETF	$50,001-$100,000
	iShares Global Tech ETF	$10,001-$50,000
	iShares MSCI ACWI ETF	Over $100,000
	iShares MSCI ACWI ex U.S. ETF	$50,001-$100,000
	iShares MSCI EAFE Small-Cap ETF	$10,001-$50,000
	iShares MSCI Emerging Markets Small-Cap ETF	$10,001-$50,000
	iShares Select Dividend ETF	$10,001-$50,000
	iShares Ultra Short-Term Bond ETF	Over $100,000

Richard L. Fagnani	iShares Core MSCI EAFE ETF	$10,001-$50,000	Over $100,000
	iShares Core S&P 500 ETF	$10,001-$50,000
	iShares Core S&P Small-Cap ETF	$10,001-$50,000
26

Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares Edge MSCI Multifactor Emerging Markets ETF	$10,001-$50,000
	iShares Edge MSCI USA Value Factor ETF	$10,001-$50,000
	iShares Exponential Technologies ETF	$10,001-$50,000
	iShares Global Clean Energy ETF	$10,001-$50,000
	iShares MSCI EAFE Value ETF	$10,001-$50,000
	iShares MSCI Emerging Markets Small-Cap ETF	$10,001-$50,000
	iShares Robotics and Artificial Intelligence Multisector ETF	$10,001-$50,000
	iShares S&P Small-Cap 600 Value ETF	$10,001-$50,000
	iShares Select Dividend ETF	$10,001-$50,000
	iShares U.S. Financials ETF	$10,001-$50,000

John E. Kerrigan	iShares MSCI ACWI ex U.S. ETF	Over $100,000	Over $100,000

Drew E. Lawton	iShares 0-5 Year High Yield Corporate Bond ETF	Over $100,000	Over $100,000
	iShares Core Dividend Growth ETF	$50,001-$100,000
	iShares Core MSCI Total International Stock ETF	$50,001-$100,000
	iShares Core S&P Total U.S. Stock Market ETF	Over $100,000
	iShares Exponential Technologies ETF	Over $100,000
	iShares MSCI Frontier 100 ETF	$1-$10,000
	iShares Nasdaq Biotechnology ETF	$50,001-$100,000
	iShares Short Maturity Bond ETF	Over $100,000
	iShares Ultra Short-Term Bond ETF	Over $100,000

John E. Martinez	iShares Core 5-10 Year USD Bond ETF	Over $100,000	Over $100,000
	iShares Core International Aggregate Bond ETF	Over $100,000
	iShares Global Consumer Staples ETF	Over $100,000
	iShares Interest Rate Hedged Long-Term Corporate Bond ETF	Over $100,000
	iShares Intermediate-Term Corporate Bond ETF	Over $100,000
	iShares MSCI EAFE ETF	Over $100,000
	iShares Russell 1000 ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000

Madhav V. Rajan	iShares Broad USD High Yield Corporate Bond ETF	Over $100,000	Over $100,000
27

Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares Core Dividend Growth ETF	Over $100,000
	iShares Core High Dividend ETF	Over $100,000
	iShares Core MSCI EAFE ETF	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Mortgage Real Estate ETF	Over $100,000
	iShares Preferred and Income Securities ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000
	iShares Select Dividend ETF	Over $100,000
	iShares Short-Term Corporate Bond ETF	Over $100,000
	iShares Short Maturity Bond ETF	Over $100,000
	iShares Ultra Short-Term Bond ETF	Over $100,000

[1]	Appointed to serve as an Interested Trustee effective June 19, 2019.
As of December 31, 2019, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of BFA (the Fund's investment adviser), the Distributor or any person controlling, controlled by or under common control with BFA or the Distributor.
Remuneration of Trustees and Advisory Board Members.  Effective January 1, 2020, each current Independent Trustee is paid an annual retainer of $395,000 for his or her services as a Board member to the BlackRock-advised Funds in the Exchange-Traded Fund Complex, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings. The annual retainer for services as an Advisory Board Member is the same as the annual retainer for services as a Board member.  The Independent Chair of the Board is paid an additional annual retainer of $80,000. The Chair of each of the Equity Plus Committee, Fixed Income Plus Committee, Securities Lending Committee, Risk Committee, Nominating and Governance Committee and 15(c) Committee is paid an additional annual retainer of $25,000. The Chair of the Audit Committee is paid an additional annual retainer of $40,000. Each Independent Trustee that served as a director of subsidiaries of the Exchange-Traded Fund Complex is paid an additional annual retainer of $10,000 (plus an additional $1,765 paid annually to compensate for taxes due in the Republic of Mauritius in connection with such Trustee’s service on the boards of certain Mauritius-based subsidiaries).
The table below sets forth the compensation earned by each Independent Trustee and Interested Trustee for services to the Fund for the fiscal year ended October 31, 2019 and the aggregate compensation paid to them for services to the Exchange-Traded Fund Complex for the calendar year ended December 31, 2019.
Name	iShares Bloomberg Roll Select Commodity Strategy ETF	Pension or Retirement Benefits Accrued As Part of Trust Expenses[4]	Estimated Annual Benefits Upon Retirement[4]	Total Compensation From the Fund and Fund Complex[5]
Independent Trustees:

Jane D. Carlin	$7	Not Applicable	Not Applicable	$395,000
Richard L. Fagnani	7	Not Applicable	Not Applicable	421,764
Cecilia H. Herbert	8	Not Applicable	Not Applicable	450,000
Charles A. Hurty[1]	2	Not Applicable	Not Applicable	N/A
John E. Kerrigan	7	Not Applicable	Not Applicable	420,000
Drew E. Lawton	7	Not Applicable	Not Applicable	406,764
28

Name	iShares Bloomberg Roll Select Commodity Strategy ETF	Pension or Retirement Benefits Accrued As Part of Trust Expenses[4]	Estimated Annual Benefits Upon Retirement[4]	Total Compensation From the Fund and Fund Complex[5]
John E. Martinez	7	Not Applicable	Not Applicable	395,000
Madhav V. Rajan	7	Not Applicable	Not Applicable	395,000

Interested Trustees:

Robert S. Kapito	$0	Not Applicable	Not Applicable	$0
Salim Ramji[2]	0	Not Applicable	Not Applicable	0
Mark K. Wiedman[3]	0	Not Applicable	Not Applicable	0

[1]	Served as an Independent Trustee through December 31, 2018.
[2]	Appointed to serve as an Interested Trustee effective June 19, 2019.
[3]	Served as an Interested Trustee through June 19, 2019.
[4]	No Trustee or officer is entitled to any pension or retirement benefits from the Trust.
[5]	Also includes compensation for service on the Board of Trustees of iShares Trust and the Board of Directors of iShares, Inc.
Control Persons and Principal Holders of Securities.
The Trustees and officers of the Trust collectively owned less than 1% of the Fund's outstanding shares as of January 31, 2020.
Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants (as defined below), as of January 31, 2020, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of the Fund were as follows:
Name and Address	Percentage of Ownership
State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	42.57%
Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	17.92%
Citibank, N.A. 3800 CitiBank Center Tampa Building B/1st Floor Zone 8 Tampa, FL 33610-9122	13.87%
TD Ameritrade Clearing, Inc. 4700 Alliance Gateway Freeway Fort Worth, TX 76177	8.48%
Potential Conflicts of Interest.  The PNC Financial Services Group, Inc. (“PNC”), through a subsidiary, has a significant economic interest in BlackRock, Inc., the parent of BFA, the Fund's investment adviser. Certain activities of BFA, BlackRock, Inc. and the other subsidiaries of BlackRock, Inc. (collectively referred to in this section as “BlackRock”) and PNC and its subsidiaries (collectively referred to in this section as the “Entities”), and their respective directors, officers and employees, with respect to the Fund and/or other accounts managed by BlackRock or Entities, may give rise to actual or perceived conflicts of interest such as those described below.
BlackRock is one of the world's largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock, PNC and their respective subsidiaries and each of their respective directors, officers and employees, including, in the case of BlackRock, the business units or entities and personnel who may be involved in the investment activities and business operations of the Fund, are engaged worldwide in businesses, including
29

managing equities, fixed-income securities, cash and alternative investments, and banking and other financial services, and have interests other than that of managing the Fund. These are considerations of which investors in the Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These businesses and interests include potential multiple advisory, transactional, financial and other relationships with, or interests in, companies and interests in securities or other instruments that may be purchased or sold by the Fund.
BlackRock and the Entities have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. BlackRock and the Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case, for the accounts of clients and, in some cases, on a proprietary basis. As such, BlackRock and the Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Fund invests, which could have an adverse impact on the Fund's performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of the Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.
When BlackRock seeks to purchase or sell the same assets for managed accounts, including the Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for the Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or the Entities may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund, particularly, but not limited to, with respect to small-capitalization, emerging market or less liquid strategies. This may occur with respect to BlackRock-advised accounts when investment decisions regarding the Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.
Conflicts may also arise because portfolio decisions regarding the Fund may benefit other accounts managed by BlackRock. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) BlackRock or its other accounts or funds, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) BlackRock or its other accounts or funds. In addition, to the extent permitted by applicable law, the Fund may invest its assets in other funds advised by BlackRock, including funds that are managed by one or more of the same portfolio managers, which could result in conflicts of interest relating to asset allocation, timing of Fund purchases and redemptions, and increased remuneration and profitability for BlackRock, and/or its personnel, including portfolio managers.
In certain circumstances, BlackRock, on behalf of the Fund, may seek to buy from or sell securities to another fund or account advised by BlackRock. BlackRock may (but is not required to) effect purchases and sales between BlackRock clients (“cross trades”), including the Fund, if BlackRock believes such transactions are appropriate based on each party's investment objectives and guidelines, subject to applicable law and regulation. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit BlackRock’s decision to engage in these transactions for the Fund. BlackRock may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions. On any occasion when the Fund participates in a cross trade, BlackRock will comply with procedures adopted under applicable rules and SEC guidance.
BlackRock and the Entities and their respective clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund's investments may be negatively impacted by the activities of BlackRock or the Entities or their respective clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.
30

The results of the Fund’s investment activities may differ significantly from the results achieved by BlackRock for its proprietary accounts or other accounts (including investment companies or collective investment vehicles) which it manages or advises. It is possible that one or more accounts managed or advised by BlackRock and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more proprietary or other accounts managed or advised by BlackRock achieve significant profits. The opposite result is also possible.
From time to time, the Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual requirements applicable to BlackRock or one or more Entities or other accounts managed or advised by BlackRock or an Entity for clients worldwide, and/or the internal policies of BlackRock and the Entities designed to comply with such requirements. As a result, there may be periods, for example, when BlackRock will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Entities are performing services or when position limits have been reached. For example, the investment activities of BlackRock or one or more Entities for their proprietary accounts and accounts under their management may limit the investment opportunities for the Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.
In connection with its management of the Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by BlackRock. BlackRock will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, BlackRock will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock, or the activities or strategies used for accounts managed by BlackRock or other client accounts could conflict with the transactions and strategies employed by BlackRock in managing the Fund.
The Fund may be included in investment models developed by BlackRock for use by clients and financial advisors. To the extent clients invest in these investment models and increase the assets under management of the Fund, the investment management fee amounts paid by the Fund to BlackRock may also increase. The price, availability and liquidity of the Fund may be impacted by purchases and redemptions of the Fund by model-driven investment portfolios.
In addition, certain principals and certain employees of the Fund’s investment adviser are also principals or employees of other business units or entities within BlackRock. As a result, these principals and employees may have obligations to such other business units or entities or their clients and such obligations to other business units or entities or their clients may be a consideration of which investors in the Fund should be aware.
BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which clients of BlackRock or an Entity, or, to the extent permitted by the SEC and applicable law, BlackRock or an Entity, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of BlackRock or an Entity.
BlackRock or one or more Entities may also create, write or issue derivatives for their clients, the underlying securities, currencies or instruments in which the Fund may invest or which may be based on the performance of the Fund. BlackRock has entered into an arrangement with Markit Indices Limited, the index provider for underlying fixed-income indexes used by certain iShares funds, related to derivative fixed-income products that are based on such iShares funds. BlackRock will receive certain payments for licensing intellectual property belonging to BlackRock and for facilitating the provision of data in connection with such derivative products, which may include payments based on the trading volumes of, or revenues generated by, the derivative products. Other funds and accounts managed by BlackRock may from time to time transact in such derivative products, which could contribute to the viability of such derivative products by making them more appealing to funds and accounts managed by third parties, and in turn lead to increased payments to BlackRock. Trading activity in such derivative products could also potentially lead to increased purchase activity with respect to these iShares funds and increased assets under management for BlackRock.
31

The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by BlackRock or one or more Entities and may also enter into transactions with other clients of BlackRock or an Entity where such other clients have interests adverse to those of the Fund.
At times, these activities may cause business units or entities within BlackRock or an Entity to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent such transactions are permitted, the Fund will deal with BlackRock and/or Entities on an arm’s-length basis.
To the extent authorized by applicable law, BlackRock or one or more Entities may act as broker, dealer, agent, lender or adviser, futures commission merchants or in other commercial capacities for the Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by BlackRock or an Entity will be in its view commercially reasonable, although BlackRock and each Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to BlackRock or the Entity and such sales personnel, which may have an adverse effect on the Fund. Index based funds also may use an index provider that is affiliated with another service provider of the Fund or BlackRock that acts as a broker, dealer, agent, lender or in other commercial capacities for the Fund or BlackRock.
Subject to applicable law, BlackRock and the Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Fund as broker, dealer, agent, lender, adviser, futures commission merchants or in other commercial capacities. No accounting to the Fund or its shareholders will be required, and no fees or other compensation payable by the Fund or its shareholders will be reduced by reason of receipt by BlackRock or an Entity of any such fees or other amounts.
When BlackRock or an Entity acts as broker, dealer, agent, adviser, futures commission merchants or in other commercial capacities in relation to the Fund, BlackRock or the Entity may take commercial steps in its own interests, which may have an adverse effect on the Fund. The Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. BlackRock will not have any obligation to allow its credit to be used in connection with the Fund's establishment of its business relationships, nor is it expected that the Fund's counterparties will rely on the credit of BlackRock in evaluating the Fund's creditworthiness.
BTC, an affiliate of BFA pursuant to SEC exemptive relief, acts as securities lending agent to, and receives a share of securities lending revenues from, the Fund. BlackRock will also receive compensation for managing the reinvestment of the cash collateral from securities lending. There are potential conflicts of interests in managing a securities lending program, including but not limited to: (i) BlackRock as securities lending agent may have an incentive to increase or decrease the amount of securities on loan or to lend particular securities in order to generate additional risk-adjusted revenue for BlackRock and its affiliates; and (ii) BlackRock as securities lending agent may have an incentive to allocate loans to clients that would provide more revenue to BlackRock. As described further below, BlackRock seeks to mitigate this conflict by providing its securities lending clients with equal lending opportunities over time in order to approximate pro rata allocation.
As part of its securities lending program, BlackRock indemnifies certain clients and/or funds against a shortfall in collateral in the event of borrower default. BlackRock’s RQA calculates, on a regular basis, BlackRock’s potential dollar exposure to the risk of collateral shortfall upon counterparty default (“shortfall risk”) under the securities lending program for both indemnified and non-indemnified clients. On a periodic basis, RQA also determines the maximum amount of potential indemnified shortfall risk arising from securities lending activities (“indemnification exposure limit”) and the maximum amount of counterparty-specific credit exposure (“credit limits”) BlackRock is willing to assume as well as the program’s operational complexity. RQA oversees the risk model that calculates projected shortfall values using loan-level factors such as loan and collateral type and market value as well as specific borrower counterparty credit characteristics. When necessary, RQA may further adjust other securities lending program attributes by restricting eligible collateral or reducing counterparty credit limits. As a result, the management of the indemnification exposure limit may affect the amount of securities lending activity BlackRock may conduct at any given point in time and impact indemnified and non-indemnified clients by reducing the volume of lending opportunities for certain loans (including by asset type, collateral type and/or revenue profile).
BlackRock uses a predetermined systematic process in order to approximate pro rata allocation over time. In order to allocate a loan to a portfolio: (i) BlackRock as a whole must have sufficient lending capacity pursuant to the various program limits (i.e., indemnification exposure limit and counterparty credit limits); (ii) the lending portfolio must hold the asset at the time a loan opportunity arrives; and (iii) the lending portfolio must also have enough inventory, either on its own or when
32

aggregated with other portfolios into one single market delivery, to satisfy the loan request. In doing so, BlackRock seeks to provide equal lending opportunities for all portfolios, independent of whether BlackRock indemnifies the portfolio. Equal opportunities for lending portfolios does not guarantee equal outcomes. Specifically, short and long-term outcomes for individual clients may vary due to asset mix, asset/liability spreads on different securities, and the overall limits imposed by the firm.
Purchases and sales of securities and other assets for the Fund may be bunched or aggregated with orders for other BlackRock client accounts, including with accounts that pay different transaction costs solely due to the fact that they have different research payment arrangements. BlackRock, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable or required, or in cases involving client direction.
Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.
Subject to applicable law, BlackRock may select brokers (including, without limitation, certain Entities) that furnish BlackRock, the Fund, other BlackRock client accounts or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock's view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and OTC transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Fund and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other BlackRock client accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.
BlackRock does not currently enter into arrangements to use the Fund's assets for, or participate in, soft dollars, although BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock. BlackRock, unless prohibited by applicable law, may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock, unless prohibited by applicable law, may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.
BlackRock may utilize certain electronic crossing networks (“ECNs”) (including, without limitation, ECNs in which BlackRock or an Entity has an investment or other interest, to the extent permitted by applicable law) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf
33

of clients, including the Fund. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.
BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with BlackRock's fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or an Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see the Proxy Voting Policy section of this SAI.
It is also possible that, from time to time, BlackRock or an Entity may, subject to compliance with applicable law, purchase and hold shares of the Fund. Increasing the Fund’s assets may enhance liquidity, investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. BlackRock and the Entities reserve the right, subject to compliance with applicable law, to sell into the market or redeem in Creation Units through an Authorized Participant at any time some or all of the shares of the Fund acquired for their own accounts. A large sale or redemption of shares of the Fund by BlackRock or an Entity could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's liquidity, investment flexibility, portfolio diversification, expense ratio or ability to comply with the listing requirements for the Fund. BlackRock seeks to consider the effect of redemptions on the Fund and other shareholders in deciding whether to redeem its shares but is not obligated to do so and may elect not to do so.
It is possible that the Fund may invest in securities of, or engage in transactions with, companies with which an Entity has developed or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or an Entity has significant debt or equity investments or other interests or in which an Entity makes a market. The Fund may also invest in issuances (such as structured notes) by entities for which BlackRock provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in transactions with, companies to which an Entity provides or may in the future provide research coverage. Such investments or transactions could cause conflicts between the interests of the Fund and the interests of BlackRock, other clients of BlackRock or an Entity. In making investment decisions for the Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any unit of BlackRock in the course of these activities. In addition, from time to time, the activities of BlackRock or an Entity may limit the Fund's flexibility in purchases and sales of securities. When an Entity is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund. As indicated below, BlackRock or an Entity may engage in transactions with companies in which BlackRock-advised funds or other clients of BlackRock or of an Entity have an investment.
BlackRock and Chubb Limited (“Chubb”), a public company whose securities are held by BlackRock-advised funds and other accounts, partially funded the creation of a re-insurance company (“Re Co”) pursuant to which each has approximately a 9.9% ownership interest and each has representation on the board of directors. Certain employees and executives of BlackRock have a less than ½ of 1% ownership interest in Re Co. BlackRock manages the investment portfolio of Re Co, which is held in a wholly-owned subsidiary. Re Co participates as a reinsurer with reinsurance contracts underwritten by subsidiaries of Chubb. An independent director of certain BlackRock-advised funds also serves as an independent director of Chubb and has no interest or involvement in the Re Co transaction.
BlackRock and the Entities, their personnel and other financial service providers may have interests in promoting sales of the Fund. With respect to BlackRock and the Entities and their personnel, the remuneration and profitability relating to services to and sales of the Fund or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and the Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Fund or its shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or the Entities and such personnel resulting from transactions on behalf of or management of the Fund may be greater than the remuneration and profitability resulting from other funds or products.
34

Third parties, including service providers to BlackRock or the Fund, may sponsor events (including, but not limited to, marketing and promotional activities and presentations, educational training programs and conferences) for registered representatives, other professionals and individual investors. There is a potential conflict of interest as such sponsorships may defray the costs of such activities to BlackRock, and may provide an incentive to BlackRock to retain such third parties to provide services to the Fund.
BlackRock may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for such clients' accounts may differ from the valuations for the same securities or investments assigned by the Fund's pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund's pricing vendors. While BlackRock will generally communicate its valuation information or determinations to the Fund's pricing vendors and/or fund accountants, there may be instances where the Fund's pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.
As disclosed in more detail in the Determination of Net Asset Value section of the Fund’s Prospectus and this SAI, when market quotations are not readily available or are believed by BlackRock to be unreliable, the Fund’s investments are valued at fair value by BlackRock in accordance with procedures adopted by the Board. When determining “fair value price,” BlackRock seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders and may affect the amount of revenue received by BlackRock with respect to services for which it receives an asset-based fee.
To the extent permitted by applicable law, the Fund may invest all or some of its short-term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, the Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund or other similarly-managed private fund in which it invests, which may result in the Fund bearing some additional expenses.
BlackRock and its directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that the Fund will be adversely affected by this personal trading, the Fund, BFA and BlackRock have each adopted a code of ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. Each code of ethics is available by contacting BlackRock at the telephone number on the back cover of the Fund’s Prospectus or by accessing the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.
BlackRock will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules or guidance adopted under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Fund and/or BlackRock by the SEC. These transactions would be effected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of the Fund may be restricted because of regulatory requirements applicable to BlackRock and/or BlackRock's internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which BlackRock or an Entity is performing investment
35

banking, market making, advisory or other services or has proprietary positions. For example, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of the Fund, particularly where such services result in BlackRock obtaining material non-public information about the company (e.g., in connection with participation in a creditors’ committee). Similar situations could arise if personnel of BlackRock serve as directors of companies the securities of which the Fund wishes to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock’s policies and procedures (including the necessary implementation of appropriate information barriers), the Fund may purchase securities or instruments that are issued by such companies, are the subject of an underwriting, distribution or advisory assignment by an Entity, or are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock are directors or officers of the issuer.
The investment activities of BlackRock for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Fund. For example, in certain circumstances where the Fund invests in securities issued by companies that operate in certain regulated industries or in certain emerging or international markets, or is subject to corporate or regulatory ownership restrictions, or invests in certain futures or other derivative transactions, there may be limits on the aggregate amount invested by BlackRock for their proprietary accounts and for client accounts (including the Fund) that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Fund or other client accounts to suffer disadvantages or business restrictions.
If certain aggregate ownership thresholds are reached either through the actions of BlackRock or the Fund or as a result of third-party transactions, the ability of BlackRock, on behalf of clients (including the Fund), to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of its clients (including the Fund), may limit purchases, sell existing investments, or otherwise restrict, forgo or limit the exercise of rights (including transferring, outsourcing or limiting voting rights or forgoing the right to receive dividends) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.
In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients (including the Fund), taking into consideration benchmark weight and investment strategy. BlackRock has adopted certain controls designed to prevent the occurrence of a breach of any applicable ownership threshold or limits, including, for example, when ownership in certain securities nears an applicable threshold, BlackRock may remove such securities from the list of Deposit Securities to be delivered to the Fund in connection with purchases of Creation Units of such Fund and may limit purchases in such securities to the issuer's weighting in the applicable benchmark used by BlackRock to manage such Fund. If client (including Fund) holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.
In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.
BlackRock may not serve as an Authorized Participant in the creation and redemption of iShares ETFs.
BlackRock may maintain securities indices. To the extent permitted by applicable laws, the Fund may seek to license and use such indices as part of its investment strategy. Index based funds that seek to track the performance of securities indices also may use the name of the index or index provider in the fund name. Index providers, including BlackRock (to the extent permitted by applicable law), may be paid licensing fees for use of their index or index name. BlackRock may benefit from the Fund using BlackRock indices by creating increasing acceptance in the marketplace for such indices. BlackRock is not obligated to license its indices to any Fund and the Fund is under no obligation to use BlackRock indices. Any Fund that enters into a license for a BlackRock index cannot be assured that the terms of any index licensing agreement with BlackRock will be as favorable as those terms offered to other licensees.
The custody arrangement described in “Investment Advisory, Administrative and Distribution Services” may lead to potential conflicts of interest with BlackRock where BlackRock has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of the Fund (or where BlackRock charges a unitary management fee). This is because the custody arrangements with the Fund's custodian may have the effect of reducing custody fees when the Fund leaves cash balances
36

uninvested. This could be viewed as having the potential to provide BlackRock an incentive to keep high positive cash balances for the Fund in order to offset fund custody fees that BlackRock might otherwise reimburse or pay. However, BlackRock’s portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance. For funds without a unitary management fee, when a fund’s actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BlackRock would be required to make to the fund.
BlackRock may enter into contractual arrangements with third-party service providers to the Fund (e.g., custodians, administrators and index providers) pursuant to which BlackRock receives fee discounts or concessions in recognition of BlackRock’s overall relationship with such service providers. To the extent that BlackRock is responsible for paying these service providers out of its management fee, the benefits of any such fee discounts or concessions may accrue, in whole or in part, to BlackRock.
BlackRock owns or has an ownership interest in certain trading, portfolio management, operations and/or information systems used by Fund service providers. These systems are, or will be, used by a Fund service provider in connection with the provision of services to accounts managed by BlackRock and funds managed and sponsored by BlackRock, including the Fund, that engage the service provider (typically the custodian). The Fund’s service provider remunerates BlackRock for the use of the systems. The Fund service provider’s payments to BlackRock for the use of these systems may enhance the profitability of BlackRock.
BlackRock has entered into an arrangement with Intercontinental Exchange, Inc. (“ICE”) to be one of ICE’s development partners in connection with ICE’s intention to launch a new open-architecture, centralized industry platform to facilitate creation and redemption orders for ETFs (the “ICE Platform”). As a development partner, BlackRock has licensed certain of its intellectual property to ICE. Once the ICE Platform is launched, BlackRock intends to use the ICE Platform to facilitate creations and redemptions in the Fund and certain other services provided by the ICE Platform. BlackRock may have an incentive to promote the broad adoption of the ICE Platform by the ETF marketplace because BlackRock will earn a fee, based on the total revenues earned by the ICE Platform, for licensing BlackRock’s intellectual property to ICE and for BlackRock’s role as development partner. ICE Data Indices, LLC, the underlying index provider for certain BFA managed funds, is a wholly owned subsidiary of ICE.
BlackRock’s receipt of fees from a service provider in connection with the use of systems provided by BlackRock may create an incentive for BlackRock to recommend that the Fund enter into or renew an arrangement with the service provider.
The Fund from time to time may purchase in the secondary market (i) certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (“PNC Mortgage”) or Midland Loan Services, Inc. (“Midland”), or (ii) mortgage-related securities containing loans or mortgages originated by PNC Bank, National Association (“PNC Bank”) or its affiliates. It is possible that under some circumstances, PNC Mortgage, Midland or other affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage, Midland or their affiliates. For example, if PNC Mortgage, Midland or their affiliates engaged in negligence or willful misconduct in carrying out its duties as a master servicer, then any holder of the mortgage-backed security could seek recourse against PNC Mortgage, Midland or their affiliates, as applicable. Also, as a master servicer, PNC Mortgage, Midland or their affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-backed security. If one or more of those representations or warranties is false, then the holders of the mortgage backed securities could trigger an obligation of PNC Mortgage, Midland or their affiliates, as applicable, to repurchase the mortgages from the issuing trust. Finally, PNC Mortgage, Midland or their affiliates may own securities that are subordinate to the senior mortgage-backed securities owned by the Fund.
Present and future activities of BlackRock (including BFA) and the Entities and their respective directors, officers and employees, in addition to those described in this section, may give rise to additional conflicts of interest.
Legal Proceedings.  On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares Preferred and Income Securities ETF and iShares U.S. Aerospace & Defense ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of iShares Trust (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using
37

stop-loss orders in the event of a “flash crash,” such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of Plaintiffs’ claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs’ claims.
Investment Advisory, Administrative and Distribution Services
Investment Adviser.  BFA serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and BFA. BFA is a California corporation indirectly owned by BlackRock, Inc. and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the investment advisory agreement, BFA, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund, manages and administers the Trust and the investment of the Fund’s assets. BFA is responsible for making investment decisions for the Fund.
Pursuant to the investment advisory agreement, BFA may, from time to time, in its sole discretion and to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BFA, to perform investment advisory or other services with respect to the Fund. In addition, BFA may delegate certain of its investment advisory functions under the investment advisory agreement to one or more of its affiliates to the extent permitted by applicable law. BFA may terminate any or all sub-advisers or such delegation arrangements in its sole discretion upon appropriate notice at any time to the extent permitted by applicable law.
BFA is responsible, under the investment advisory agreement, for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. BFA is not responsible for, and the Fund will bear, the management fees, interest expense, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities, commodities or other financial instruments and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses (as determined by a majority of the Independent Trustees). For the avoidance of doubt, extraordinary expenses do not include expenses related to the organization of any subsidiary for the Fund or the ongoing corporate expenses of maintaining such subsidiary.
For its investment advisory services to the Fund, BFA received a management fee at the annual rate, (as a percentage of the Fund’s average net assets) set forth below for the fiscal years noted. BFA also serves as investment adviser to the Subsidiary. No fee will be paid to BFA for the advisory services that it provides to the Subsidiary.
Management Fee for Fiscal Year Ended Oct. 31, 2019	Fund Inception Date	Management Fees Paid Net of Waivers for Fiscal Year Ended Oct. 31, 2019	Management Fees Paid Net of Waivers for Fiscal Year Ended Oct. 31, 2018	Management Fees Paid Net of Waivers for Fiscal Year Ended Oct. 31, 2017
0.28% [1]	04/03/18	$64,429	$27,165	N/A

[1]	BFA has contractually agreed to waive a portion of its management fees in an amount equal to the Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other funds advised by BFA, or its affiliates, through February 28, 2025. The contractual waiver may be terminated prior to February 28, 2025 only upon written agreement of the Trust and BFA. BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, if any). BFA previously elected to implement a voluntary fee waiver at the annual rate of eighteen basis points for one year following the Fund's inception. As of April 4, 2019, the voluntary waiver is no longer in effect. For the fiscal years ended October 31, 2019 and October 31, 2018, BFA voluntarily waived $32,945 and $48,205 of its management fees, respectively.
The investment advisory agreement with respect to the Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board members who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.
38

The investment advisory agreement with respect to the Fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). The investment advisory agreement is also terminable upon 60 days’ notice by BFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
Portfolio Managers.  As of October 31, 2019, the individuals named as Portfolio Managers in the Fund's Prospectus were also primarily responsible for the day-to-day management of other iShares funds and certain other types of portfolios and/or accounts as follows:
Alan Mason
Types of Accounts	Number	Total Assets
Registered Investment Companies	341	$1,358,675,000,000
Other Pooled Investment Vehicles	1	3,110,000,000
Other Accounts	2	625,000,000

Richard Mejzak
Types of Accounts	Number	Total Assets
Registered Investment Companies	25	$274,899,000,000
Other Pooled Investment Vehicles	10	31,814,000,000
Other Accounts	104	115,883,000,000

Greg Savage
Types of Accounts	Number	Total Assets
Registered Investment Companies	328	$1,314,784,000,000
Other Pooled Investment Vehicles	15	1,468,000,000
Other Accounts	82	7,662,000,000

Amy Whitelaw
Types of Accounts	Number	Total Assets
Registered Investment Companies	286	$1,254,449,000,000
Other Pooled Investment Vehicles	86	31,056,000,000
Other Accounts	3	111,000,000
Pursuant to BFA’s policies, investment opportunities are allocated equitably among the Fund and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply in the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Fund, seeking such investment opportunity. As a consequence, from time to time the Fund may receive a smaller allocation of an investment opportunity than it would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.
Like the Fund, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or its affiliates, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BFA or its affiliates a performance-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with a performance-based fee would pay BFA or its affiliates a portion of that portfolio’s or account’s gains, or would pay BFA or its affiliates more for its services than would otherwise be the case if BFA or any of its affiliates meets or exceeds specified performance targets. Performance-based fee arrangements could present an incentive for BFA or its affiliates to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BFA and each of its affiliates have an obligation to allocate resources and opportunities equitably among portfolios and accounts and intend to do so, shareholders of the Fund should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee
39

arrangements, including performance-based fee arrangements, there is the potential for a conflict of interest, which may result in the Portfolio Managers favoring those portfolios or accounts with performance-based fee arrangements.
The tables below show, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above tables and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of October 31, 2019:
Alan Mason
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A

Richard Mejzak
Types of Accounts	Number of Other Accounts with Performance-Based Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	1	$23,000,000

Greg Savage
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A

Amy Whitelaw
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A
Portfolio Manager Compensation Overview
The discussion below describes the Portfolio Managers' compensation as of October 31, 2019.
BlackRock, Inc.'s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock, Inc.
Each portfolio manager receives base compensation based on their position with the firm, as well as retirement and other benefits offered to all BlackRock employees. Additionally, each portfolio manager receives discretionary incentive compensation, determined based on several components, including: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the performance of portfolios managed by the portfolio manager and the team relative to its investment objective (which in the case of index ETFs would be how closely the ETF tracks its Underlying Index), and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.
40

Discretionary incentive compensation is paid in cash up to a certain threshold with the remaining portion represented by deferred BlackRock, Inc. stock awards. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance.
As of October 31, 2019, the Portfolio Managers did not beneficially own shares of the Fund.
Codes of Ethics.  The Trust, BFA and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes of ethics permit personnel subject to the codes of ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Fund. Each code of ethics is available by contacting BlackRock at the telephone number on the back cover of the Fund’s Prospectus or by accessing the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.
Anti-Money Laundering Requirements.  The Fund is subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from Authorized Participants to enable it to form a reasonable belief that it knows the true identity of its Authorized Participants. This information will be used to verify the identity of Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.
The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund's policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.
Administrator, Custodian and Transfer Agent.   State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Fund under the Master Services Agreement and related Service Schedule (the “Service Module”). State Street’s principal address is 1 Lincoln Street, Boston, MA 02111. Pursuant to the Service Module for Fund Administration and Accounting Services with the Trust, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and the Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to the Service Module for Custodial Services with the Trust, State Street maintains, in separate accounts, cash, securities and other assets of the Trust and the Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for the Fund. State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the U.S. Pursuant to the Service Module for Transfer Agency Services with the Trust, State Street acts as a transfer agent for the Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee.
The following table sets forth the administration, custodian and transfer agency expenses of the Fund paid by BFA to State Street for the fiscal years noted:
Fund Inception Date	Custody, Administration, Transfer Agency Expenses Paid During Fiscal Year Ended Oct. 31, 2019	Custody, Administration, Transfer Agency Expenses Paid During Fiscal Year Ended Oct. 31, 2018	Custody, Administration, Transfer Agency Expenses Paid During Fiscal Year Ended Oct. 31, 2017
04/03/18	$17,064	$7,777	N/A
Distributor.  The Distributor's principal address is 1 University Square Drive, Princeton, NJ 08540. Shares are continuously offered for sale by the Fund through the Distributor or its agent only in Creation Units, as described in the Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Fund shares in amounts less than Creation Units are generally not distributed by the Distributor or its agent. The Distributor or its agent will arrange for the delivery of the Prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of both orders placed with it or its agents and confirmations of acceptance furnished by it or its agents. The Distributor is a broker-dealer
41

registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is also licensed as a broker-dealer in all 50 U.S. states, as well as in Puerto Rico, the U.S. Virgin Islands and the District of Columbia.
The Distribution Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as described below), DTC participants and/or investor services organizations.
BFA or its affiliates may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.
Securities Lending.  The Fund may engage in securities lending. To the extent that the Fund engages in securities lending, the Fund conducts its securities lending pursuant to SEC exemptive relief, and BTC acts as securities lending agent for the Fund, subject to the overall supervision of BFA, pursuant to a written agreement (the “Securities Lending Agency Agreement”).
If the Fund were to engage in securities lending, it would retain a portion of the securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent. Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BTC bears all operational costs directly related to securities lending. To the extent that the Fund engages in securities lending, the Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA (the “collateral investment fees”); however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. Such money market fund shares will not be subject to a sales load, redemption fee, distribution fee or service fee.
Pursuant to the Securities Lending Agency Agreement:
Through December 31, 2018:
(i) domestic equity funds retained 71.5% of securities lending income (which excludes collateral investment fees) and this amount could never be less than 65% of the sum of securities lending income plus collateral investment fees;
(ii) international equity funds retained 80% of securities lending income (which excludes collateral investment fees) and this amount could never be less than 70% of the sum of securities lending income plus collateral investment fees;
(iii) fixed-income funds retained 80% of securities lending income (which excludes collateral investment fees) and this amount could never be less than 70% of the sum of securities lending income plus collateral investment fees; and
(iv) fund-of-funds retained 80% of securities lending income (which excludes collateral investment fees) and this amount could never be less than 70% of the sum of securities lending income plus collateral investment fees.
Effective January 1, 2019:
(i) domestic equity funds retain 73.5% of securities lending income (which excludes collateral investment fees) and this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees;
(ii) international equity funds retain 82% of securities lending income (which excludes collateral investment fees) and this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees;
(iii) fixed-income funds retain 82% of securities lending income (which excludes collateral investment fees) and this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees; and
42

(iv)fund-of-funds retain 82% of securities lending income (which excludes collateral investment fees) and this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.
Under the securities lending program, funds are categorized into one of several specific asset classes. The determination of a fund’s asset class category (fixed-income, domestic equity, international equity or fund-of-funds), each of which may be subject to a different fee arrangement, is based on a methodology agreed to by the Trust and BTC.
In addition, commencing the business day following the date that the aggregate securities lending income (which includes, for this purpose, collateral investment fees) earned across the Exchange-Traded Fund Complex (as defined under “Management—Trustees and Officers”) in a calendar year exceeds a specified threshold pursuant to the securities lending agreement:
Through December 31, 2018, (i) each applicable domestic equity fund received 75% of securities lending income (which excludes collateral investment fees) for the remainder of that calendar year and this amount could never be less than 65% of the sum of securities lending income plus collateral investment fees. Effective January 1, 2019, each applicable domestic equity fund will receive 80% of securities lending income (which excludes collateral investment fees) for the remainder of that calendar year and this amount can never be less than 70% of the sum of the securities lending income plus collateral investment fees;
(ii) each applicable international equity fund will receive 85% of securities lending income (which excludes collateral investment fees) for the remainder of that calendar year and this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees;
(iii) each applicable fixed-income fund will receive 85% of securities lending income (which excludes collateral investment fees) for the remainder of that calendar year and this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees; and
(iv) each applicable fund-of-funds will receive 85% of securities lending income (which excludes collateral investment fees) for the remainder of that calendar year and this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.
No services have been provided by BTC as the Fund’s securities lending agent, and the Fund had no income and fees/compensation related to its securities lending activities for the fiscal year ended October 31, 2019.
Payments by BFA and its Affiliates.  BFA and/or its affiliates (“BFA Entities”) may pay certain broker-dealers, registered investment advisers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund, other iShares funds or exchange-traded products in general. BFA Entities make these payments from their own assets and not from the assets of the Fund. Although a portion of BFA Entities’ revenue comes directly or indirectly in part from fees paid by the Fund, other iShares funds or exchange-traded products, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Fund, other iShares funds or exchange-traded products. BFA Entities make payments for Intermediaries’ participation in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Fund and other iShares funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). BFA Entities also make payments to Intermediaries for certain printing, publishing and mailing costs or materials relating to the Fund, other iShares funds or exchange-traded products (“Publishing Costs”). In addition, BFA Entities make payments to Intermediaries that make shares of the Fund, other iShares funds or exchange-traded products available to their clients, develop new products that feature iShares or otherwise promote the Fund, other iShares funds and exchange-traded products. BFA Entities may also reimburse expenses or make payments from their own assets to Intermediaries or other persons in consideration of services or other activities that the BFA Entities believe may benefit the iShares business or facilitate investment in the Fund, other iShares funds or exchange-traded products. Payments of the type described above are sometimes referred to as revenue-sharing payments.
Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, such payments
43

may create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Fund, other iShares funds or exchange-traded products over other investments. The same conflicts of interest and financial incentives exist with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.
In addition to the payments described above, BFA Entities have developed proprietary tools, calculators and related interactive or digital content that is made available through the www.BlackRock.com website at no additional cost to Intermediaries. BlackRock may configure these tools and calculators and localize the content for Intermediaries as part of its customary digital marketing support and promotion of the Fund, other iShares funds, exchange-traded products and BlackRock mutual funds.
As of March 1, 2013, BFA Entities have contractual arrangements to make payments (in addition to payments for Education Costs or Publishing Costs) to one Intermediary, Fidelity Brokerage Services LLC (“FBS”). Effective June 4, 2016, this relationship was expanded to include National Financial Services, LLC (“NFS”), an affiliate of FBS. Pursuant to this special, long-term and significant arrangement (the “Marketing Program”), FBS, NFS and certain of their affiliates (collectively “Fidelity”) have agreed, among other things, to actively promote iShares funds to customers, investment professionals and other intermediaries and in advertising campaigns as the preferred exchange-traded product, to offer certain iShares funds in certain Fidelity platforms and investment programs, in some cases at a waived or reduced commission rate or ticket charge, and to provide marketing data to BFA Entities. BFA Entities have agreed to facilitate the Marketing Program by, among other things, making certain payments to FBS and NFS for marketing and implementing certain brokerage and investment programs. Upon termination of the arrangement, the BFA Entities will make additional payments to FBS and/or NFS based upon a number of criteria, including the overall success of the Marketing Program and the level of services provided by FBS and NFS during the wind-down period.
In addition, BFA Entities may enter into other contractual arrangements with Intermediaries and certain other third parties that the BFA Entities believe may benefit the iShares business or facilitate investment in iShares funds. Such agreements may include payments by BFA Entities to such Intermediaries and third parties for data collection and provision, technology support, platform enhancement, or co-marketing and cross-promotional efforts. Payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries and third parties. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. Such payments will not be asset- or revenue-based. As of the date of this SAI, the Intermediaries and other third parties receiving such contractual payments include: Charles Schwab & Co., Inc., Commonwealth Equity Services, Inc., Dorsey Wright and Associates, LLC, Envestnet Asset Management, Inc., E*Trade Securities LLC, FDx Advisors, Inc., LPL Financial LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley Smith Barney LLC, Orion Advisors Services, LLC, Pershing LLC, Raymond James Financial Services, Inc., Raymond James & Associates, Inc., TD Ameritrade, Inc. and UBS Financial Services Inc. Any additions, modifications, or deletions to Intermediaries and other third parties listed above that have occurred since the date of this SAI are not included in the list.
Further, BFA Entities make Education Costs and Publishing Costs payments to other Intermediaries that are not listed above. BFA Entities may determine to make such payments based on any number of metrics. For example, BFA Entities may make payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more iShares funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, BFA anticipates that the payments paid by BFA Entities in connection with the Fund, iShares funds and exchange-traded products in general will be immaterial to BFA Entities in the aggregate for the next year. Please contact your salesperson or other investment professional for more information regarding any such payments or financial incentives his or her Intermediary firm may receive. Any payments made, or financial incentives offered, by the BFA Entities to an Intermediary may create the incentive for the Intermediary to encourage customers to buy shares of the Fund, other iShares funds or other exchange-traded products.
The Fund may participate in certain market maker incentive programs of a national securities exchange in which an affiliate of the Fund would pay a fee to the exchange used for the purpose of incentivizing one or more market makers in the securities of the Fund to enhance the liquidity and quality of the secondary market of securities of the Fund. The fee would then be credited by the exchange to one or more market makers that meet or exceed liquidity and market quality standards with respect to the securities of the Fund. Each market maker incentive program is subject to approval from the SEC. Any
44

such fee payments made to an exchange will be made by an affiliate of the Fund solely for the benefit of the Fund and will not be paid from any Fund assets. Other funds managed by BFA may also participate in such programs.
Determination of Net Asset Value
Valuation of Shares. The NAV for the Fund is generally calculated as of the close of business on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each business day the NYSE is open. Valuation of securities held by the Fund is as follows:
Equity Investments. Equity securities traded on a recognized securities exchange (e.g., NYSE), on separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (each, an “Exchange”) are valued using information obtained via independent pricing services, generally at the closing price on the Exchange on which the security is primarily traded, or if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which the Fund’s assets or liabilities are valued. However, under certain circumstances, other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by the Fund on a day on which the Fund values such security, the prior day’s price will be used, unless, in accordance with valuation procedures approved by the Board (the “Valuation Procedures”), BlackRock determines in good faith that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a Fair Value Asset (as defined below).
Fixed-Income Investments. Fixed-income securities for which market quotations are readily available are generally valued using such securities’ current market value. The Fund values fixed-income portfolio securities using the last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund’s approved independent third-party pricing services, each in accordance with the Valuation Procedures. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BlackRock determines in good faith that such method does not represent fair value. Loan participation notes are generally valued at the mean of the last available bid prices from one or more brokers or dealers as obtained from independent third-party pricing services. Certain fixed-income investments, including asset-backed and mortgage-related securities, may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.
Options, Futures, Swaps and Other Derivatives. Exchange-traded equity options for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on the Exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by the Fund on a day on which the Fund values such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no such bid or ask price is available on a day on which the Fund values such option, the prior day’s price will be used, unless BlackRock determines in good faith that such prior day’s price no longer reflects the fair value of the option, in which case such option will be treated as a Fair Value Asset (as defined below). OTC derivatives are valued using the last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund’s approved independent third-party pricing services, each in accordance with the Valuation Procedures. OTC derivatives may be valued using a mathematical model which may incorporate a number of market data factors. Futures contracts and options thereon, which are traded on exchanges, are valued at their settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the Valuation Procedures.
Underlying Funds. Shares of underlying ETFs will be valued at their most recent closing price on an Exchange. Shares of underlying money market funds will be valued at their NAV.
45

General Valuation Information. The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investment may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
All cash, receivables and current payables are carried on the Fund’s books at their fair value.
Prices obtained from independent third-party pricing services, broker-dealers or market makers to value the Fund’s securities and other assets and liabilities are based on information available at the time the Fund values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which the Fund valued such security or other asset or liability, the revised pricing service quotation generally will be applied prospectively. Such determination will be made considering pertinent facts and circumstances surrounding the revision.
In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method approved by the Board as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by the Fund (including restricted securities) are valued at fair value as determined in good faith by the Board or by BlackRock (its delegate) pursuant to the Valuation Procedures. Any assets and liabilities that are denominated in a foreign currency are converted into U.S. dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers.
Certain of the securities or other assets acquired by the Fund may be traded on foreign exchanges or OTC markets on days on which the Fund’s NAV is not calculated. In such cases, the NAV of the Fund’s shares may be significantly affected on days when Authorized Participants can neither purchase nor redeem shares of the Fund.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
Fair Value. When market quotations are not readily available or are believed in good faith by BlackRock to be unreliable, the Fund’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by BlackRock in accordance with the Valuation Procedures. BlackRock may reasonably conclude that a market quotation is not readily available or is unreliable if, among other things, a security or other asset or liability does not have a price source due to its complete lack of trading, if BlackRock believes in good faith that a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), or where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its reasonable business judgment, that an event has occurred after the close of trading for an asset or liability but prior to or at the time of pricing the Fund’s assets or liabilities, and that the event is likely to cause a material change to the closing market price of the assets or liabilities held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in the markets or in related or highly correlated assets (e.g., ADRs, GDRs or ETFs) on a trading day after the close of non-U.S. securities markets may be fair valued. On any day the NYSE is open and a foreign market or the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day’s price, provided that BlackRock is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset.
BlackRock, with input from the BlackRock Investment Strategy Group, will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock’s Valuation Committee. The BlackRock Valuation Committee may accept, modify or reject any recommendations. In addition, the Fund’s accounting agent periodically endeavors to confirm the prices it receives from all third-party pricing services, index providers and broker-dealers, and, with the assistance of BlackRock, to regularly evaluate the values assigned to the securities and other assets and liabilities of the Fund. The pricing of all Fair Value Assets is subsequently reported to and, where appropriate, ratified by the Board.
46

When determining the price for a Fair Value Asset, the BlackRock Valuation Committee (or BlackRock’s Pricing Group) will seek to determine the price that the Fund might reasonably expect to receive upon the current sale of that asset or liability in an arm’s-length transaction on the date on which the assets or liabilities are being valued, and does not seek to determine the price that the Fund might expect to receive for selling the asset, or the cost of extinguishing a liability, at a later time or if it holds the asset or liability to maturity. Fair value determinations will be based upon all available factors that the BlackRock Valuation Committee (or BlackRock’s Pricing Group) deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third-party valuation models.
Fair value represents a good faith approximation of the value of an asset or liability. When determining the fair value of an asset, one or more of a variety of fair valuation methodologies may be used (depending on certain factors, including the asset type). For example, the asset may be priced on the basis of the original cost of the investment or, alternatively, using proprietary or third-party models (including models that rely upon direct portfolio management pricing inputs and which reflect the significance attributed to the various factors and assumptions being considered). Prices of actual, executed or historical transactions in the relevant asset and/or liability (or related or comparable assets and/or liabilities) or, where appropriate, an appraisal by a third-party experienced in the valuation of similar assets and/or liabilities, may also be used as a basis for establishing the fair value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.
The Fund’s annual audited financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), follow the requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a framework for measuring fair value under US GAAP and expands financial statement disclosure requirements relating to fair value measurements. Generally, ASC 820 and other accounting rules applicable to funds and various assets in which they invest are evolving. Such changes may adversely affect the Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities to the extent such rules become more stringent would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to the Fund’s inability to obtain a third-party determination of fair market value.
Brokerage Transactions
Subject to policies established by the Board, BFA is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. BFA does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While BFA generally seeks reasonable trade execution costs, the Fund does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BFA may select a broker based partly upon brokerage or research services provided to BFA and its clients, including the Fund. In return for such services, BFA may cause the Fund to pay a higher commission than other brokers would charge if BFA determines in good faith that the commission is reasonable in relation to the services provided.
In selecting brokers or dealers to execute portfolio transactions, BFA seeks to obtain the best price and most favorable execution for the Fund and may take into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) BFA’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital; (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) BFA’s knowledge of any actual or apparent operational problems of a broker or dealer. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, thinly traded securities, or other circumstances.
47

Section 28(e) of the 1934 Act (“Section 28(e)”) permits a U.S. investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in securities that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions in securities under certain conditions.
From time to time, the Fund may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide BFA with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).
OTC issues, including most fixed-income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Fund will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.
Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Fund will not deal with affiliated persons and affiliated persons of such affiliated persons in connection with such transactions. The Fund will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BFA, BRIL or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board in accordance with Rule 10f-3 under the 1940 Act.
Purchases of money market instruments by the Fund are made from dealers, underwriters and issuers. The Fund does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.
BFA may, from time to time, effect trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with BFA, in conformity with Rule 17e-1 under the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions.
Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.
Investment decisions for the Fund and for other investment accounts managed by BFA and the other Affiliates are made independently of each other in light of differing conditions. A variety of factors will be considered in making investment allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings; (ii) tax considerations of an account; (iii) risk or investment concentration parameters for an account; (iv) supply or demand for a security at a given price level; (v) size of available investment; (vi) cash availability and liquidity requirements for accounts; (vii) regulatory restrictions; (viii) minimum investment size of an account; (ix) relative size of account; and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another; (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock; (iii) to develop or enhance a relationship with a client or prospective client; (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock; or (v) to manage or equalize investment performance among different client accounts. BFA and the other Affiliates may deal, trade and invest for their own respective accounts in the types of securities in which the Fund may invest.
48

Initial public offerings (“IPOs”) of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When BFA is given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BFA’s trading desk their level of interest in a particular offering with respect to eligible clients’ accounts for which that team is responsible. IPOs of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taking place and the investment mandate of the client account. Generally, shares received during the IPO will be allocated among participating client accounts within each investment mandate on a pro rata basis. This pro rata allocation may result in the Fund receiving less of a particular security than if pro-rating had not occurred. All allocations of securities will be subject, where relevant, to share minimums established for accounts and compliance constraints. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by BFA to be fair and equitable to clients may be used as well.
Because different accounts may have differing investment objectives and policies, BFA may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BFA may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of BFA or the other Affiliates during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which BFA or another Affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.
In certain instances, BFA may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts and advisory accounts of affiliates. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price (except in the case of certain international markets where average pricing is not permitted). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases it could be beneficial to the Fund. Transactions effected by BFA or the other Affiliates on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker-dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.
The table below sets forth the brokerage commissions paid by the Fund for the fiscal years noted. Any differences in brokerage commissions paid by the Fund from year to year are principally due to increases or decreases in the Fund’s assets over those periods or changes to the allocation of equities and derivatives in the Fund’s portfolio:
Fund Inception Date	Brokerage Commissions Paid During Fiscal Year Ended October 31, 2019	Brokerage Commissions Paid During Fiscal Year Ended October 31, 2018	Brokerage Commissions Paid During Fiscal Year Ended October 31, 2017
04/03/18	$ 43,125	$30,806	N/A
The Fund did not pay any brokerage commissions to BRIL, an affiliate of BFA, or to any other broker-dealer that is part of the BlackRock group of companies, during the fiscal year ended October 31, 2019.
49

The Fund's purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BlackRock manages or advises. If purchases or sales of portfolio securities of the Fund and one or more other accounts managed or advised by BlackRock are considered at or about the same time, transactions in such securities are allocated among the Fund and the other accounts in a manner deemed equitable to all by BlackRock. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. BlackRock may deal, trade and invest for its own account in the types of securities in which the Fund may invest. BlackRock may, from time to time, effect trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with BFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Fund will not deal with affiliates in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.
Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses. The table below sets forth the portfolio turnover rates of the Fund for the fiscal years noted:
Fiscal Year ended Oct. 31, 2019	Fiscal Year ended Oct. 31, 2018
0%	0%
Additional Information Concerning the Trust
Shares.  The Trust currently consists of 18 separate investment series or portfolios called funds. The Trust issues shares of beneficial interests in the funds with no par value. The Board may designate additional iShares funds.
Each share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.
Each share has one vote with respect to matters upon which the shareholder is entitled to vote. In any matter submitted to shareholders for a vote, each fund shall hold a separate vote, provided that shareholders of all affected funds will vote together when: (i) required by the 1940 Act, or (ii) the Trustees determine that the matter affects the interests of more than one fund.
Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights in the election of members of the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.
Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in such fund’s shares, a holder of shares may be a “control person” of the fund, as defined in Rule 0-1 under the 1940 Act. A fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.
Shareholders may make inquiries by writing to iShares U.S. ETF Trust, c/o BlackRock Investments, LLC, 1 University Square Drive, Princeton, NJ 08540.
Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC or its staff, officers and trustees of a fund and beneficial owners of 10% of the shares of a fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act and existing guidance provided by the SEC staff.
50

In accordance with the Trust's current Agreement and Declaration of Trust (the “Declaration of Trust”), the Board may, without shareholder approval (unless such shareholder approval is required by the Declaration of Trust or applicable law, including the 1940 Act), authorize certain funds to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions with, to or into another fund.  The Trust or a fund may be terminated by a majority vote of the Board, or the affirmative vote of a majority of the shareholders of the Trust or such fund entitled to vote on termination; however, in certain circumstances described in the Declaration of Trust, only a majority vote of the Board is required. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Declaration of Trust provides that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. Therefore, in the event of a termination of the Trust or a fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust or a fund may make redemptions in-kind, for cash or for a combination of cash or securities. Further, in the event of a termination of the Trust or a fund, the Trust or a fund might elect to pay cash redemptions to all shareholders, with an in-kind election for shareholders owning in excess of a certain stated minimum amount.
DTC as Securities Depository for Shares of the Fund.  Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
DTC was created in 1973 to enable electronic movement of securities between its participants (“DTC Participants”), and NSCC was established in 1976 to provide a single settlement system for securities clearing and to serve as central counterparty for securities trades among DTC Participants. In 1999, DTC and NSCC were consolidated within The Depository Trust & Clearing Corporation (“DTCC”) and became wholly-owned subsidiaries of DTCC. The common stock of DTCC is owned by the DTC Participants, but NYSE and FINRA, through subsidiaries, hold preferred shares in DTCC that provide them with the right to elect one member each to the DTCC board of directors. Access to the DTC system is available to entities, such as banks, brokers, dealers and trust companies, that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares of the Fund.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning
51

through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Distribution of Shares.  In connection with the Fund's launch, the Fund was seeded through the sale of one or more Creation Units by the Fund to one or more initial investors. Initial investors participating in the seeding may be Authorized Participants, a lead market maker or other third party investor or an affiliate of the Fund or the Fund’s adviser. Each such initial investor may sell some or all of the shares underlying the Creation Unit(s) held by them pursuant to the registration statement for the Fund (each, a “Selling Shareholder”), which shares have been registered to permit the resale from time to time after purchase. The Fund will not receive any of the proceeds from the resale by the Selling Shareholders of these shares.
Selling Shareholders may sell shares owned by them directly or through broker-dealers, in accordance with applicable law, on any national securities exchange on which the shares may be listed or quoted at the time of sale, through trading systems, in the OTC market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected through brokerage transactions, privately negotiated trades, block sales, entry into options or other derivatives transactions or through any other means authorized by applicable law. Selling Shareholders may redeem the shares held in Creation Unit size by them through an Authorized Participant.
Any Selling Shareholder and any broker-dealer or agents participating in the distribution of shares may be deemed to be “underwriters” within the meaning of Section 2(a)(11) of the 1933 Act, in connection with such sales.
Any Selling Shareholder and any other person participating in such distribution will be subject to applicable provisions of the 1934 Act and the rules and regulations thereunder.
Creation and Redemption of Creation Units
General.  The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor or its agent, without a sales load, at a price based on the Fund's NAV next determined after receipt, on any Business Day (as defined below), of an order received by the Distributor or its agent in proper form. On days when the Listing Exchange closes earlier than normal, the Fund may require orders to be placed earlier in the day. The following table sets forth the number of shares of the Fund that constitute a Creation Unit for the Fund and the approximate value of such Creation Unit as of November 30, 2019:
Shares Per Creation Unit	Approximate Value Per Creation Unit (U.S.$)
50,000	$2,196,500
In its discretion, the Trust reserves the right to increase or decrease the number of the Fund’s shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.
A “Business Day” with respect to the Fund is any day the Fund is open for business, including any day when it satisfies redemption requests as required by Section 22(e) of the 1940 Act. The Fund is open for business any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays, as observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Fund Deposit.  The consideration for purchase of Creation Units of the Fund generally consists of the in-kind deposit of Deposit Securities and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which will be applicable (subject to possible amendment or correction) to
52

creation requests received in proper form. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of the Fund until such time as the next-announced Fund Deposit is made available.
The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing the Creation Unit.
The identity and number of shares of the Deposit Securities change pursuant to changes in the composition of the Fund's portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the Fund's portfolio.
The Fund Deposit may also be modified to minimize the Cash Component by redistributing the cash to the Deposit Securities portion of the Fund Deposit through “systematic rounding.” The rounding methodology “rounds up” position sizes of securities in the Deposit Securities (which in turn reduces the cash portion). However, the methodology limits the maximum allowed percentage change in weight and share quantity of any given security in the Fund Deposit.
Fund Deposits may also be modified to position a fund towards a forward index rebalance to reflect revisions that account for index additions, deletions, and re-weights.
The Trust may, in its sole discretion, substitute a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security in certain circumstances, including: (i) when instruments are not available in sufficient quantity for delivery; (ii) when instruments are not eligible for transfer through DTC or the clearing process (as discussed below); (iii) when instruments that the Authorized Participant (or an investor on whose behalf the Authorized Participant is acting) are not able to be traded due to a trading restriction; (iv) when delivery of the Deposit Security by the Authorized Participant (or by an investor on whose behalf the Authorized Participant is acting) would be restricted under applicable securities or other local laws; (v) in connection with distribution payments to be made by the Fund; or (vi) in certain other situations.
Cash Purchase Method.  Although the Trust does not generally permit partial or full cash purchases of Creation Units of its funds, when partial or full cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a partial or full cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser.
Procedures for Creation of Creation Units.  To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC, or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Authorized Participant Agreement”) (discussed below). A Participating Party or DTC Participant who has executed an Authorized Participant Agreement is referred to as an “Authorized Participant.” All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.
Role of the Authorized Participant.  Creation Units may be purchased only by or through a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units (an “Authorized Participant”). Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an
53

Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor's broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current Authorized Participants may be obtained from the Distributor. The Distributor has adopted guidelines regarding Authorized Participants’ transactions in Creation Units that are made available to all Authorized Participants. These guidelines set forth the processes and standards for Authorized Participants to transact with the Distributor and its agents in connection with creation and redemption transactions. In addition, the Distributor may be appointed as the proxy of the Authorized Participant and may be granted a power of attorney under its Authorized Participant Agreement.
Purchase Orders.   To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order to purchase shares of the Fund, in proper form, generally before 4:00 p.m., Eastern time on any Business Day to receive that day’s NAV. The Distributor or its agent will notify BFA and the custodian of such order. The custodian will then provide such information to any appropriate sub-custodian. Procedures and requirements governing the delivery of the Fund Deposit are set forth in the procedures handbook for Authorized Participants and may change from time to time. Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor or its agent by the Cutoff Time (as defined below) on such Business Day.
The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds estimated by the Fund to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Those placing orders should ascertain the deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Cutoff Time of the Fund. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.
The Authorized Participant is responsible for any and all expenses and costs incurred by the Fund, including any applicable cash amounts, in connection with any purchase order.
Timing of Submission of Purchase Orders.  An Authorized Participant must submit an irrevocable order to purchase shares of the Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. Creation Orders must be transmitted by an Authorized Participant in the form required by the Fund to the Distributor or its agent pursuant to procedures set forth in the Authorized Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or its agent or an Authorized Participant. The Fund's deadline specified above for the submission of purchase orders is referred to as the Fund's “Cutoff Time.” The Distributor or its agent, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the Distributor's or its agent's proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance in accordance with the Fund's Cutoff Times as provided in the Authorized Participant Agreement and disclosed in this SAI.
Acceptance of Orders for Creation Units.   Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) and (ii) arrangements satisfactory to the Fund are in place for payment of the Cash Component and any other cash amounts which may be due, the Fund will accept the order, subject to the Fund's right (and the right of the Distributor and BFA) to reject any order until acceptance, as set forth below.
Once the Fund has accepted an order, upon the next determination of the net asset value of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such net asset value. The Distributor or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.
The Fund reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor or its agent if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the
54

currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of the Trust, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Fund or the Distributor, have an adverse effect on the Fund or the rights of beneficial owners; or (vii) circumstances outside the control of the Fund, the Distributor or its agent and BFA make it impracticable to process purchase orders. The Distributor or its agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Fund, State Street, the sub-custodian and the Distributor or its agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.
Issuance of a Creation Unit.   Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor or its agent and BFA shall be notified of such delivery and the Fund will issue and cause the delivery of the Creation Unit. Creation Units are generally issued on a “T+1 basis” (i.e., one Business Day after trade date). The Fund reserves the right to settle Creation Unit transactions on a basis other than T+1 if necessary or appropriate under the circumstances and compliant with applicable law.
To the extent contemplated by an Authorized Participant Agreement with the Distributor, the Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral as set forth in the handbook for Authorized Participants. The Trust may use such collateral at any time to buy Deposit Securities for the Fund. Such collateral must be delivered no later than the time specified by the Fund or its custodian on the contractual settlement date. Information concerning the Fund's current procedures for collateralization of missing Deposit Securities is available from the Distributor or its agent. The Authorized Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the collateral including, without limitation, liability for related brokerage, borrowings and other charges.
In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund and the Fund's determination shall be final and binding.
Costs Associated with Creation Transactions.   A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day. If a purchase consists solely or partially of cash, the Authorized Participant may also be required to cover (up to the maximum amount shown below) certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (which may, in certain instances, be based on a good faith estimate of transaction costs). Authorized Participants will also bear the costs of transferring the Deposit Securities to the Fund. Certain fees/costs associated with creation transactions may be waived in certain circumstances. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services.
The following table sets forth the Fund's standard creation transaction fees and maximum additional charge (as described above):
Standard Creation Transaction Fee	Maximum Additional Charge*
$225	7.0%

*	As a percentage of the net asset value per Creation Unit.
55

Redemption of Creation Units.  Shares of the Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor or its agent and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market.
The Fund generally redeems Creation Units for Fund Securities (as defined below). Please see the Cash Redemption Method section below and the following discussion summarizing the in-kind method for further information on redeeming Creation Units of the Fund.
The designated portfolio of securities and other instruments (including any portion of such securities and other instruments for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities” or “Redemption Basket”), and an amount of cash (the “Cash Amount,” as described below) (each subject to possible amendment or correction) are applicable, in order to effect redemptions of Creation Units of the Fund until such time as the next announced composition of the Fund Securities and Cash Amount is made available. Procedures and requirements governing redemption transactions are set forth in the handbook for Authorized Participants and may change from time to time.
Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).
The Trust may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security in certain circumstances, including: (i) when the delivery of a Fund Security to the Authorized Participant (or to an investor on whose behalf the Authorized Participant is acting) would be restricted under applicable securities or other local laws or due to a trading restriction; (ii) when the delivery of a Fund Security to the Authorized Participant would result in the disposition of the Fund Security by the Authorized Participant due to restrictions under applicable securities or other local laws; (iii) when the delivery of a Fund Security to the Authorized Participant would result in unfavorable tax treatment; (iv) when a Fund Security cannot be settled or otherwise delivered in time to facilitate an in-kind redemption; or (v) in certain other situations. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder. The Fund generally redeems Creation Units for Fund Securities, but the Fund reserves the right to utilize a cash option for redemption of Creation Units. The Redemption Basket may also be modified to minimize the Cash Component by redistributing the cash to the Fund Securities portion of the Redemption Basket through systematically rounding. The rounding methodology allows position sizes of securities in the Fund Securities to be “rounded up,” while limiting the maximum allowed percentage change in weight and share quantity of any given security in the Redemption Basket. Redemption Baskets may also be modified to position a fund towards a forward index rebalance to reflect revisions that account for index additions, deletions, and re-weights.
Cash Redemption Method.   Although the Trust does not generally permit partial or full cash redemptions of Creation Units of its funds, when partial or full cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.
Costs Associated with Redemption Transactions.  A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day. If a redemption consists solely or partially of cash, the Authorized Participant may also be required to cover (up to the maximum amount shown below) certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (which may, in certain instances, be based on a good faith estimate of transaction costs).
56

Authorized Participants will also bear the costs of transferring the Fund Securities from the Fund to their account on their order. Certain fees/costs associated with redemption transactions may be waived in certain circumstances. Investors who use the services of a broker or other financial intermediary to dispose of Fund shares may be charged a fee for such services.
The following table sets forth the Fund's standard redemption transaction fees and maximum additional charge (as described above):
Standard Redemption Transaction Fee	Maximum Additional Charge*
$225	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive of the standard redemption transaction fee.
Placement of Redemption Orders.  Redemption requests for Creation Units of the Fund must be submitted to the Distributor or its agent by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of the Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. On days when the Listing Exchange closes earlier than normal, the Fund may require orders to redeem Creation Units to be placed earlier that day. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request.
The Authorized Participant must transmit the request for redemption in the form required by the Fund to the Distributor or its agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time, only a limited number of broker-dealers will have an Authorized Participant Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Fund's transfer agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
A redemption request is considered to be in “proper form” if: (i) an Authorized Participant has transferred or caused to be transferred to the Fund's transfer agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day on which the redemption request is submitted; (ii) a request in form satisfactory to the Fund is received by the Distributor or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above; and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed.
Upon receiving a redemption request, the Distributor or its agent shall notify the Fund and the Fund's transfer agent of such redemption request. The tender of an investor's shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.
A redeeming Authorized Participant, whether on its own account or acting on behalf of a Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.
Deliveries of redemption proceeds by the Fund are generally made within one Business Day (i.e., “T+1”). The Fund reserves the right to settle redemption transactions on a basis other than T+1 if necessary or appropriate under the circumstances and compliant with applicable law.
To the extent contemplated by an Authorized Participant's agreement with the Distributor or its agent, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation
57

Unit to be redeemed to the Fund, at or prior to the time specified by the Fund or its custodian on the Business Day after the date of submission of such redemption request, the Distributor or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral as set forth in the handbook for Authorized Participants. Such collateral must be delivered no later than the time specified by the Fund or its custodian on the Business Day after the date of submission of such redemption request and shall be held by State Street and marked-to-market daily. The fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the collateral shall be payable by the Authorized Participant. The Authorized Participant Agreement permits the Fund to acquire shares of the Fund at any time and subjects the Authorized Participant to liability for any shortfall between the aggregate of the cost to the Fund of purchasing such shares, plus the value of the Cash Amount, and the value of the collateral together with liability for related brokerage and other charges.
The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund's portfolio securities or determination of its net asset value is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.
Custom Baskets.  Creation and Redemption baskets may differ and the Fund will accept “custom baskets.” A custom basket may include any of the following: (i) a basket that is composed of a non-representative selection of the Fund's portfolio holdings; (ii) a representative basket that is different from the initial basket used in transactions on the same business day; or (iii) a basket that contains bespoke cash substitutions for a single Authorized Participant. The Fund has adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for certain types of custom baskets. Such policies and procedures provide the parameters for the construction and acceptance of custom baskets that are in the best interests of the Fund and its shareholders, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of BFA who are required to review each custom basket for compliance with those parameters. In addition, when constructing custom baskets for redemptions, the tax efficiency of the Fund may be taken into account. The policies and procedures distinguish among different types of custom baskets that may be used and impose different requirements for different types of custom baskets in order to seek to mitigate against potential risks of conflicts and/or overreaching by an Authorized Participant. BlackRock has established a governance process to oversee basket compliance for the Fund, as set forth in the Fund's policies and procedures.
Taxation on Creations and Redemptions of Creation Units.   An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor. However, the IRS may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.
Current U.S. federal income tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.
58

Taxes
The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisors with respect to the specific U.S. federal, state, local and non-U.S. tax consequences of investing in the Fund. The summary is based on the laws and judicial and administrative interpretations thereof in effect on the date of this SAI, all of which are subject to change, possibly with retroactive effect.
Regulated Investment Company Qualifications.  The Fund intends to qualify for treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, the Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive at least 90% of their income from interest, dividends, capital gains and other traditionally permitted RIC income); and (ii) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the market value of the Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets may be invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly-traded partnerships.
The Fund may be able to cure a failure to derive at least 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax and/or by disposing of certain assets. If, in any taxable year, the Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.
Although, in general, the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to interests in qualified publicly-traded partnerships. The Fund's investments in partnerships, including in qualified publicly-traded partnerships, may result in the Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.
Taxation of RICs.  As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. If the Fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends received deduction. Although the Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, the Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. If the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in
59

order to qualify again as a RIC. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.
The Subsidiary will not be subject to U.S. federal income tax. The Subsidiary will, however, be considered a controlled foreign corporation, and the Fund will be required to include as income annually amounts earned by the Subsidiary during that year. The Fund will be subject to the distribution requirements described above on such Subsidiary income, whether or not the Subsidiary makes a distribution to the Fund during the taxable year. Based on final regulations issued by the IRS on which taxpayers may rely for taxable years beginning after September 28, 2016, the Fund expects its income with respect to the Subsidiary to be qualifying income. In the future, if the IRS issues regulations or other guidance, or Congress enacts legislation, limiting the circumstances in which the Fund’s income with respect to the Subsidiary will be considered “qualifying income,” the Fund might be required to make changes to its operations, which could reduce the Fund’s ability to gain investment exposure to commodities. Fund shareholders could also experience adverse tax consequences in such circumstances.
In addition, the Fund’s income from the Subsidiary will be treated as ordinary income. If the Fund were able to invest directly in commodity-linked derivatives, its gains and losses would generally be treated as 60% long-term and 40% short-term gain or loss, to the extent such derivatives are subject to the rules for Section 1256 futures contracts. See “Taxation of Certain Derivatives” below.
Excise Tax.  The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus at least 98.2% of its capital gain net income for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.
Net Capital Loss Carryforwards.  Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, until they have been reduced to zero.
In the event that the Fund were to experience an ownership change as defined under the Internal Revenue Code, the loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.
The Fund did not have tax basis net capital loss carryforwards as of October 31, 2019, the tax year-end for the Fund.
Taxation of U.S. Shareholders.   Dividends and other distributions by the Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.
The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (at a flat rate of 21%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the excess of the amount in clause (a) over
60

the amount in clause (b). Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.
Distributions of net realized long-term capital gains, if any, that the Fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts.
If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period, or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.
Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in shares of the Fund, and as a capital gain thereafter (if the shareholder holds shares of the Fund as capital assets). Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.
A 3.8% U.S. federal Medicare contribution tax is imposed on net investment income, including, but not limited to, interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly) and of estates and trusts.
Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (b) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.
In certain situations, the Fund may, for a taxable year, defer all or a portion of its net capital loss (or if there is no net capital loss, then any net long-term or short-term capital loss) realized after October and its late-year ordinary loss (defined as the sum of (i) the excess of post-October foreign currency and passive foreign investment company (“PFIC”) losses over post-October foreign currency and PFIC gains and (ii) the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.
Sales of Shares.  Upon the sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in shares of the Fund. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends or capital gains distributions, or by an option or contract to acquire substantially identical shares, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares
61

acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. The Medicare contribution tax described above will apply to the sale of Fund shares.
If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then, on or before January 31 of the following calendar year, acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents shareholders from immediately deducting the sales charge by shifting their investments within a family of mutual funds.
Backup Withholding.  In certain cases, the Fund will be required to withhold at a 24% rate and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to backup withholding by the IRS; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.
Sections 351 and 362.  The Trust, on behalf of the Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Sections 351 and 362 of the Internal Revenue Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If the Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to the Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.
Taxation of Certain Derivatives.  The Fund’s transactions in zero coupon securities, non-U.S. currencies, forward contracts, options and futures contracts (including options and futures contracts on non-U.S. currencies), to the extent permitted, will be subject to special provisions of the Internal Revenue Code (including provisions relating to “hedging transactions” and “straddles”) that, among other consequences, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.
The Fund’s investments in so-called “Section 1256 contracts,” such as regulated futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All Section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.
As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing
62

transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.
Qualified Dividend Income.  Distributions by the Fund of investment company taxable income (including any short-term capital gains), whether received in cash or shares, will be taxable either as ordinary income or as qualified dividend income, which is eligible to be taxed at long-term capital gain rates to the extent the Fund receives qualified dividend income on the securities it holds and the Fund reports the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable U.S. corporations (but generally not from a U.S. real estate investment trust (“REIT”)) and certain non-U.S. corporations (e.g., non-U.S. corporations that are not PFICs and which are incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., or the stock of which is readily tradable on an established securities market in the U.S. (where the dividends are paid with respect to such stock)). Substitute payments received by the Fund for securities lent out by the Fund will not be qualified dividend income.
A dividend from the Fund will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex-dividend with respect to such dividend or the Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder (or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend); (ii) the Fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under Section 163(d)(4)(B) of the Internal Revenue Code. Dividends received by the Fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or other RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. However, for tax years beginning after December 31, 2017 and before January 1, 2026, a non-corporate taxpayer who is a direct REIT shareholder may claim a 20% “qualified business income” deduction for ordinary REIT dividends, and proposed regulations issued in January 2019, on which taxpayers may currently rely, permit a RIC to report dividends as eligible for this deduction to the extent the RIC’s income is derived from ordinary REIT dividends (reduced by allocable RIC expenses). A shareholder may treat the dividends as such provided the RIC and the shareholder satisfy applicable holding period requirements. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income.
Corporate Dividends Received Deduction.  Dividends paid by the Fund that are attributable to dividends received by the Fund from U.S. corporations may qualify for the U.S. federal dividends received deduction for corporations. A 46-day minimum holding period during the 90-day period that begins 45 days prior to ex-dividend date (or 91-day minimum holding period during the 180 period beginning 90 days prior to ex-dividend date for certain preference dividends) during which risk of loss may not be diminished is required for the applicable shares, at both the Fund and shareholder level, for a dividend to be eligible for the dividends received deduction. Restrictions may apply if indebtedness, including a short sale, is attributable to the investment.
Excess Inclusion Income.  Under current law, the Fund serves to block unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Internal Revenue Code. Certain types of income received by the Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to report some or all of its distributions as “excess inclusion income.” To Fund shareholders, such excess inclusion income may: (i) constitute taxable income, as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations,” as defined by the Internal Revenue Code, are Fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Internal Revenue Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.
63

The Fund tries to avoid investing in REITs that are expected to generate excess inclusion income, but the Fund may not always be successful in doing so. Because information about a REIT’s investments may be inadequate or inaccurate, or because a REIT may change its investment program, the Fund may not be successful in avoiding the consequences described above. Avoidance of investments in REITs that generate excess inclusion income may require the Fund to forego otherwise attractive investment opportunities.
Reporting.  If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Other Taxes.  Dividends, distributions and redemption proceeds may also be subject to additional state, local and non-U.S. taxes depending on each shareholder’s particular situation.
Taxation of Non-U.S. Shareholders.  Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by the Fund from net tax-exempt income or long-term capital gains are generally not subject to such withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or IRS Form W-8BEN-E certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the U.S. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, IRS Form W-8BEN-E or other applicable form may be subject to backup withholding at the appropriate rate.
Properly-reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder or partner, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
Distributions to certain foreign shareholders by a Fund at least 50% of the assets of which are “U.S. real property interests” (as defined in the Code and Treasury regulations) at any time during the five‐year period ending on the date of the distributions, to the extent the distributions are attributable to gains from sales or exchanges of U.S. real property interests (including shares in certain “U.S. real property holding corporations” such as certain REITs, although exceptions may apply if any class of stock of such a corporation is regularly traded on an established securities market and the Fund has held no more than 5% of such class of stock at any time during the five‐year period ending on the date of the distributions), generally must be treated by such foreign shareholders as income effectively connected to a trade or business within the U.S., which is generally subject to tax at the graduated rates applicable to U.S. shareholders, except for distributions to foreign shareholders that held no more than 5% of any class of stock of the Fund at any time during the previous one‐year period ending on the date of the distributions. Such distributions may be subject to U.S. withholding tax and may require a foreign shareholder to file a U.S. federal income tax return. In addition, sales or redemptions of shares held by certain foreign shareholders in such a Fund generally will be subject to U.S. withholding tax and generally will require the foreign shareholder to file a U.S. federal income tax return, although exceptions may apply if more than 50% of the value of the
64

Fund’s shares are held by U.S. shareholders or the foreign shareholder selling or redeeming the shares has held no more than 5% of any class of stock of the Fund at any time during the five‐year period ending on the date of the sale or redemption.
Provided that more than 50% of the value of a Fund’s stock is held by U.S. shareholders, redemptions and other distributions made in the form of U.S. real property interests (including shares in certain “U.S. real property holding corporations”, although exceptions may apply if any class of stock of such a corporation is regularly traded on an established securities market and the Fund has held no more than 5% of such class of stock at any time during the five-year period ending on the date of the distribution) generally will cause the Fund to recognize a portion of any unrecognized gain in the U.S. real property interests equal to the product of (i) the excess of fair market value of such U.S. real property interests over the Fund’s adjusted bases in such interests and (ii) the greatest foreign ownership percentage of the Fund during the five‐year period ending on the date of distribution.
Shareholders that are nonresident aliens or foreign entities are urged to consult their own tax advisors concerning the particular tax consequences to them of an investment in a Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to: (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders; and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to: (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event an intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership unless certain exceptions apply.
Shares of the Fund held by a non-U.S. shareholder at death will be considered situated within the U.S. and subject to the U.S. estate tax.
The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including consequences under state, local and non-U.S. tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.
Financial Statements
The Fund's audited Financial Statements, including the Financial Highlights, appearing in the Annual Report to Shareholders and the report therein of PricewaterhouseCoopers LLP, an independent registered public accounting firm, are hereby incorporated by reference in this SAI. The Annual Report to Shareholders, which contains the referenced audited financial statements, is available upon request and without charge.
Miscellaneous Information
Counsel.  Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.
Independent Registered Public Accounting Firm.  PricewaterhouseCoopers LLP, located at Two Commerce Square, 2001 Market Street, Philadelphia, PA 19103, serves as the Trust's independent registered public accounting firm, audits the Fund's financial statements, and may perform other services.
65

Shareholder Communications to the Board.  The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to iShares Board of Trustees, c/o BlackRock Fund Advisors, iShares Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns shares; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.
Investors’ Rights.  The Fund relies on the services of BFA and its other service providers, including the Distributor, administrator, custodian and transfer agent. Further information about the duties and roles of these service providers is set out in this SAI. Investors who acquire shares of the Fund are not parties to the relevant agreement with these service providers and do not have express contractual rights against the Fund or its service providers, except certain institutional investors that are Authorized Participants may have certain express contractual rights with respect to the Distributor under the terms of the relevant Authorized Participant Agreement. Investors may have certain legal rights under federal or state law against the Fund or its service providers. In the event that an investor considers that it may have a claim against the Fund, or against any service provider in connection with its investment in the Fund, such investor should consult its own legal advisor.
By contract, Authorized Participants irrevocably submit to the non-exclusive jurisdiction of any New York State or U.S. federal court sitting in New York City over any suit, action or proceeding arising out of or relating to the Authorized Participant Agreement. Jurisdiction over other claims, whether by investors or Authorized Participants, will turn on the facts of the particular case and the law of the jurisdiction in which the proceeding is brought.
66

Appendix A1 - iShares ETFs Proxy Voting Policy
BlackRock U.S. Registered Funds
Open-End Fund Proxy Voting Policy
Procedures Governing Delegation of Proxy Voting to Fund Advisers
April 1, 2020
Open-End Mutual Funds (including money market funds)
iShares and BlackRock ETFs
The Boards of Trustees/Directors (“Directors”) of open-end funds (the “Funds”) advised by BlackRock Fund Advisors or BlackRock Advisors, LLC (“BlackRock”), have the responsibility for the oversight of voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate the responsibility to vote proxies to BlackRock, subject to the principles outlined in this Policy, as part of BlackRock’s authority to manage, acquire and dispose of account assets, all as contemplated by the Funds’ respective investment management agreements.
BlackRock has adopted guidelines and procedures (together and as from time to time amended, the “BlackRock Proxy Voting Guidelines”) governing proxy voting by accounts managed by BlackRock.
BlackRock will cast votes on behalf of each of the Funds on specific proxy issues in respect of securities held by each such Fund (or may refrain from voting) in accordance with the BlackRock Proxy Voting Guidelines.
BlackRock will report on an annual basis to the Directors on (1) a summary of all proxy votes that BlackRock has made on behalf of the Funds in the preceding year together with a representation that all votes were in accordance with the BlackRock Proxy Voting Guidelines, and (2) any changes to the BlackRock Proxy Voting Guidelines that have not previously been reported.
A-1

Appendix A2 – BlackRock Global Proxy Voting Policies
BlackRock Investment Stewardship
Global Corporate Governance & Engagement Principles
January 2020
A-2

A-3

INTRODUCTION TO BLACKROCK
BlackRock’s purpose is to help more and more people experience financial well-being. As a fiduciary to our clients, we provide the investment and technology solutions they need when planning for their most important goals. We manage assets on behalf of institutional and individual clients, across a full spectrum of investment strategies, asset classes and regions. Our client base includes pension plans, endowments, foundations, charities, official institutions, insurers and other financial institutions, as well as individuals around the world.
PHILOSOPHY ON CORPORATE GOVERNANCE
BlackRock Investment Stewardship (“BIS”) activities are focused on maximizing long-term value for our clients. BIS does this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.
We believe that there are certain fundamental rights attached to shareholding. Companies and their boards should be accountable to shareholders and structured with appropriate checks and balances to ensure that they operate in shareholders’ best interests. Effective voting rights are central to the rights of ownership and there should be one vote for one share. Shareholders should have the right to elect, remove and nominate directors, approve the appointment of the auditor and to amend the corporate charter or by-laws. Shareholders should be able to vote on matters that are material to the protection of their investment, including but not limited to, changes to the purpose of the business, dilution levels and pre-emptive rights, and the distribution of income and capital structure. In order to make informed decisions, we believe that shareholders have the right to sufficient and timely information.
Our primary focus is on the performance of the board of directors. As the agent of shareholders, the board should set the company’s strategic aims within a framework of prudent and effective controls, which enables risk to be assessed and managed. The board should provide direction and leadership to management and oversee management’s performance. Our starting position is to be supportive of boards in their oversight efforts on shareholders’ behalf and we would generally expect to support the items of business they put to a vote at shareholder meetings. Votes cast against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the best interests of shareholders or have not responded adequately to shareholder concerns. We assess voting matters on a case-by-case basis and in light of each company’s unique circumstances taking into consideration regional best practices and long-term value creation.
These principles set out our approach to engaging with companies, provide guidance on our position on corporate governance and outline how our views might be reflected in our voting decisions. Corporate governance practices can vary internationally, so our expectations in relation to individual companies are based on the legal and regulatory framework of each local market. However, we believe there are overarching principles of corporate governance that apply globally and provide a framework for more detailed, market-specific assessments.
We believe BlackRock has a responsibility in relation to monitoring and providing feedback to companies, sometimes known as “stewardship.” These ownership responsibilities include engaging with management or board members on corporate governance matters, voting proxies in the best long -term economic interests of our clients, and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long -term shareholder value creation. We also believe in the responsibility to our clients to have appropriate resources and oversight structures. Our approach is set out in the section below titled “BlackRock’s oversight of its investment stewardship activities” and is further detailed in a team profile on our website.
CORPORATE GOVERNANCE, ENGAGEMENT AND VOTING
We recognize that accepted standards of corporate governance differ between markets, but we believe there are sufficient common threads globally to identify an overarching set of principles. The objective of our investment stewardship activities is the protection and enhancement of the value of our clients’ investments in public corporations. Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation. We discuss below the principles under six key themes. In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.
The six key themes are:
A-4

•	Boards and directors
•	Auditors and audit-related issues
•	Capital structure, mergers, asset sales and other special transactions
•	Compensation and benefits
•	Environmental and social issues
•	General corporate governance matters and shareholder protections
At a minimum, we expect companies to observe the accepted corporate governance standards in their domestic market or to explain why doing so is not in the interests of shareholders. Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders, we will engage with the company and/or use our vote to encourage a change in practice. In making voting decisions, we perform independent research and analysis, such as reviewing relevant information published by the company and apply our voting guidelines to achieve the outcome we believe best protects our clients’ long -term economic interests. We also work closely with our active portfolio managers, and may take into account internal and external research.
BlackRock views engagement as an important activity; engagement provides us with the opportunity to improve our understanding of the challenges and opportunities that investee companies are facing and their governance structures. Engagement also allows us to share our philosophy and approach to investment and corporate governance with companies to enhance their understanding of our objectives. Our engagements often focus on providing our feedback on company disclosures, particularly where we believe they could be enhanced. There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.
BlackRock’s engagements emphasize direct dialogue with corporate leadership on the governance issues identified in these principles that have a material impact on financial performance. These engagements enable us to cast informed votes aligned with clients’ long-term economic interests. We generally prefer to engage in the first instance where we have concerns and give management time to address or resolve the issue. As a long-term investor, we are patient and persistent in working with our portfolio companies to have an open dialogue and develop mutual understanding of governance matters, to promote the adoption of best practices and to assess the merits of a company’s approach to its governance. We monitor the companies in which we invest and engage with them constructively and privately where we believe doing so helps protect shareholders’ interests. We do not try to micro-manage companies, or tell management and boards what to do. We present our views as a long-term shareholder and listen to companies’ responses. The materiality and immediacy of a given issue will generally determine the level of our engagement and whom we seek to engage at the company, which could be management representatives or board directors.
Boards and directors
The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests. Board members serve as agents of shareholders in overseeing the strategic direction and operation of the company. For this reason, BlackRock focuses on directors in many of our engagements and sees the election of directors as one of our most important responsibilities in the proxy voting context.
We expect the board of directors to promote and protect shareholder interests by:
•	establishing an appropriate corporate governance structure
•	supporting and overseeing management in setting long -term strategic goals, applicable measures of value-creation and milestones that will demonstrate progress, and steps taken if any obstacles are anticipated or incurred
•	ensuring the integrity of financial statements
•	making independent decisions regarding mergers, acquisitions and disposals
•	establishing appropriate executive compensation structures
•	addressing business issues, including environmental and social issues, when they have the potential to materially impact company reputation and performance
There should be clear definitions of the role of the board, the committees of the board and senior management such that the responsibilities of each are well understood and accepted. Companies should report publicly the approach taken to
A-5

governance (including in relation to board structure) and why this approach is in the best interest of shareholders. We will seek to engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company, or the performance of individual board members. We believe that when a company is not effectively addressing a material issue, its directors should be held accountable.
BlackRock believes that directors should stand for re-election on a regular basis. We assess directors nominated for election or re-election in the context of the composition of the board as a whole. There should be detailed disclosure of the relevant credentials of the individual directors in order for shareholders to assess the caliber of an individual nominee. We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders. Common impediments to independence may include but are not limited to:
•	current or former employment at the company or a subsidiary within the past several years
•	being, or representing, a shareholder with a substantial shareholding in the company
•	interlocking directorships
•	having any other interest, business or other relationship which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company
BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non -executive director to chair it or, where the chairman is also the CEO (or is otherwise not independent), an independent lead director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations. The lead independent board director should be available to shareholders in those situations where a director is best placed to explain and justify a company’s approach.
To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. In identifying potential candidates, boards should take into consideration the multiple dimensions of diversity, including personal factors such as gender, ethnicity, and age; as well as professional characteristics, such as a director’s industry, area of expertise, and geographic location. The board should review these dimensions of the current directors and how they might be augmented by incoming directors. We believe that directors are in the best position to assess the optimal size for the board, but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.
There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that shareholders’ interests are best served when the board forms committees of fully independent directors to deal with such matters. In many markets, these committees of the board specialize in audit, director nominations and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party or to investigate a significant adverse event.
Auditors and audit-related issues
Comprehensive disclosure provides investors with a sense of the company’s long-term operational risk management practices and, more broadly, the quality of the board’s oversight. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.
BlackRock recognizes the critical importance of financial statements, which should provide a true and fair picture of a company’s financial condition. We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function. We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.
The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where the audit firm provides services to the company in addition to the audit, the fees earned should be disclosed and explained. Audit committees should have in place a procedure for assessing annually the independence of the auditor.
A-6

Capital structure, mergers, asset sales and other special transactions
The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emptive rights are a key protection for shareholders against the dilution of their interests.
Effective voting rights are central to the rights of ownership and we believe strongly in one vote for one share as a guiding principle that supports good corporate governance. Shareholders, as the residual claimants, have the strongest interest in protecting company value, and voting power should match economic exposure.
We are concerned that the creation of a dual share class may result in an over-concentration of power in the hands of a few shareholders, thus disenfranchising other shareholders and amplifying the potential conflict of interest, which the one share, one vote principle is designed to mitigate. However, we recognize that in certain circumstances, companies may have a valid argument for dual-class listings, at least for a limited period of time. We believe that such companies should review these dual-class structures on a regular basis or as company circumstances change. Additionally, they should receive shareholder approval of their capital structure on a periodic basis via a management proposal in the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.
In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long -term economic interests of shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it enhances long -term shareholder value. We would prefer that proposed transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executives’ and/or board members’ financial interests in a given transaction have not adversely affected their ability to place shareholders’ interests before their own. Where the transaction involves related parties, we would expect the recommendation to support it to come from the independent directors and it is good practice to be approved by a separate vote of the non-conflicted shareholders.
BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We expect any so-called ‘shareholder rights plans’ proposed by a board to be subject to shareholder approval upon introduction and periodically thereafter for continuation.
Compensation and benefits
BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests, particularly generating sustainable long-term shareholder returns. We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize. We encourage companies to ensure that their compensation plans incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee or equivalent board members accountable for poor compensation practices or structures.
BlackRock believes that there should be a clear link between variable pay and company performance that drives shareholder returns. We are not supportive of one-off or special bonuses unrelated to company or individual performance. We acknowledge that the use of peer group evaluation by compensation committees can help ensure competitive pay; however, we are concerned when increases in total compensation at a company are justified solely on peer benchmarking rather than outperformance. We support incentive plans that foster the sustainable achievement of results relative to competitors. The vesting timeframes associated with incentive plans should facilitate a focus on long -term value creation. We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to forgo rewards when they are not justified by actual performance. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practice.
A-7

Non-executive directors should be compensated in a manner that is commensurate with the time and effort expended in fulfilling their professional responsibilities. Additionally, these compensation arrangements should not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.
Environmental and social issues
Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well -managed companies will deal effectively with the material environmental and social (“E&S”) factors relevant to their businesses.
Robust disclosure is essential for investors to effectively gauge companies’ business practices and planning related to E&S risks and opportunities.
BlackRock expects companies to issue reports aligned with the recommendations of the Task Force on Climate -related Financial Disclosures (TCFD) and the standards put forward by the Sustainability Accounting Standards Board (SASB). We view the SASB and TCFD frameworks as complementary in achieving the goal of disclosing more financially material information, particularly as it relates to industry -specific metrics and target setting. TCFD’s recommendations provide an overarching framework for disclosure on the business implications of climate change, and potentially other E&S factors. We find SASB’s industry-specific guidance (as identified in its materiality map) beneficial in helping companies identify and discuss their governance, risk assessments, and performance against these key performance indicators (KPIs). Any global standards adopted, peer group benchmarking undertaken, and verification processes in place should also be disclosed and discussed in this context.
BlackRock has been engaging with companies for several years on disclosure of material E&S factors. Given the increased understanding of sustainability risks and opportunities, and the need for better information to assess them, we specifically ask companies to:
1)	publish a disclosure in line with industry-specific SASB guidelines by year-end, if they have not already done so, or disclose a similar set of data in a way that is relevant to their particular business; and
2)	disclose climate-related risks in line with the TCFD’s recommendations, if they have not already done so. This should include the company’s plan for operating under a scenario where the Paris Agreement’s goal of limiting global warming to less than two degrees is fully realized, as expressed by the TCFD guidelines.
See our commentary on our approach to engagement on TCFD and SASB aligned reporting for greater detail of our expectations.
We will use these disclosures and our engagements to ascertain whether companies are properly managing and overseeing these risks within their business and adequately planning for the future. In the absence of robust disclosures, investors, including BlackRock, will increasingly conclude that companies are not adequately managing risk.
We believe that when a company is not effectively addressing a material issue, its directors should be held accountable. We will generally engage directly with the board or management of a company when we identify issues. We may vote against the election of directors where we have concerns that a company might not be dealing with E&S factors appropriately.
Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of material E&S factors.
In deciding our course of action, we will assess the company’s disclosures and the nature of our engagement with the company on the issue over time, including whether:
•	The company has already taken sufficient steps to address the concern
•	The company is in the process of actively implementing a response
•	There is a clear and material economic disadvantage to the company in the near-term if the issue is not addressed in the manner requested by the shareholder proposal
We do not see it as our role to make social or political judgments on behalf of clients. Our consideration of these E&S factors is consistent with protecting the long-term economic interest of our clients’ assets. We expect investee companies to comply,
A-8

at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where local laws or regulations that significantly impact the company’s operations are contradictory or ambiguous to global norms.
Climate risk
Within the framework laid out above, as well as our guidance on “How BlackRock Investment Stewardship engages on climate risk,” we believe that climate presents significant investment risks and opportunities that may impact the long - term financial sustainability of companies. We believe that the reporting frameworks developed by TCFD and SASB provide useful guidance to companies on identifying, managing, and reporting on climate -related risks and opportunities.
We expect companies to help their investors understand how the company may be impacted by climate risk, in the context of its ability to realize a long-term strategy and generate value over time. We expect companies to convey their governance around this issue through their corporate disclosures aligned with TCFD and SASB. For companies in sectors that are significantly exposed to climate-related risk, we expect the whole board to have demonstrable fluency in how climate risk affects the business and how management approaches assessing, adapting to, and mitigating that risk.
Where a company receives a shareholder proposal related to climate risk, in addition to the factors laid out above, our assessment will take into account the robustness of the company’s existing disclosures as well as our understanding of its management of the issues as revealed through our engagements with the company and board members over time. In certain instances, we may disagree with the details of a climate-related shareholder proposal but agree that the company in question has not made sufficient progress on climate-related disclosures. In these instances, we may not support the proposal, but may vote against the election of relevant directors.
General corporate governance matters and shareholder protections
BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and viability of the companies in which they invest. In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these. The reporting and disclosure provided by companies help shareholders assess whether their economic interests have been protected and the quality of the board’s oversight of management. We believe shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.
BLACKROCK’S OVERSIGHT OF ITS INVESTMENT STEWARDSHIP ACTIVITIES
Oversight
We hold ourselves to a very high standard in our investment stewardship activities, including proxy voting. This function is executed by a team called BlackRock Investment Stewardship (“BIS”) which is comprised of BlackRock employees who do not have other responsibilities other than their roles in BIS. BIS is considered an investment function. The team does not have sales responsibilities.
BlackRock maintains three regional advisory committees (“Stewardship Advisory Committees”) for (a) the Americas; (b) Europe, the Middle East and Africa (“EMEA”); and (c) Asia-Pacific, generally consisting of senior BlackRock investment professionals and/or senior employees with practical boardroom experience. The regional Stewardship Advisory Committees review and advise on amendments to the proxy voting guidelines covering markets within each respective region (“Guidelines”).
In addition to the regional Stewardship Advisory Committees, the Investment Stewardship Global Oversight Committee (“Global Committee”) is a risk-focused committee, comprised of senior representatives from various BlackRock investment teams, BlackRock’s Deputy General Counsel, the Global Head of Investment Stewardship (“Global Head”), and other senior executives with relevant experience and team oversight.
The Global Head has primary oversight of the activities of BIS, including voting in accordance with the Guidelines, which require the application of professional judgment and consideration of each company’s unique circumstances. The Global Committee reviews and approves amendments to these Global Corporate Governance & Engagement Principles. The Global
A-9

Committee also reviews and approves amendments to the regional Guidelines, as proposed by the regional Stewardship Advisory Committees.
In addition, the Global Committee receives and reviews periodic reports regarding the votes cast by BIS, as well as regular updates on material process issues, procedural changes and other risk oversight considerations. The Global Committee reviews these reports in an oversight capacity as informed by the BIS corporate governance engagement program and Guidelines.
BIS carries out engagement with companies, monitors and executes proxy votes, and conducts vote operations (including maintaining records of votes cast) in a manner consistent with the relevant Guidelines. BIS also conducts research on corporate governance issues and participates in industry discussions to keep abreast of important developments in the corporate governance field. BIS may utilize third parties for certain of the foregoing activities and performs oversight of those third parties. BIS may raise complicated or particularly controversial matters for internal discussion with the relevant investment teams and/or refer such matters to the appropriate regional Stewardship Advisory Committees for review, discussion and guidance prior to making a voting decision.
Vote execution
We carefully consider proxies submitted to funds and other fiduciary account(s) (“Fund” or “Funds”) for which we have voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which we have voting authority based on our evaluation of the best long-term economic interests of shareholders, in the exercise of our independent business judgment, and without regard to the relationship of the issuer of the proxy (or any shareholder proponent or dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, or BlackRock employees (see “Conflicts management policies and procedures”, below).
When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with the Guidelines for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Stewardship Advisory Committees. BIS may, in the exercise of their professional judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is required or that an exception to the Guidelines would be in the best long - term economic interests of BlackRock’s clients.
In the uncommon circumstance of there being a vote with respect to fixed income securities or the securities of privately held issuers, the decision generally will be made by a Fund's portfolio managers and/or BIS based on their assessment of the particular transactions or other matters at issue.
In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “share- blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; (vi) regulatory constraints; and (vii) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as share-blocking or overly burdensome administrative requirements.
As a consequence, BlackRock votes proxies on a “best-efforts” basis. In addition, BIS may determine that it is generally in the best interests of BlackRock’s clients not to vote proxies if the costs (including but not limited to opportunity costs associated with share-blocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the proposal.
Portfolio managers have full discretion to vote the shares in the Funds they manage based on their analysis of the economic impact of a particular ballot item. Portfolio managers may from time to time reach differing views on how best to maximize economic value with respect to a particular investment. Therefore, portfolio managers may, and sometimes do, vote shares in the Funds under their management differently from one another. However, because BlackRock’s clients are mostly long-term investors with long-term economic goals, ballots are frequently cast in a uniform manner.
A-10

Conflicts management policies and procedures
BIS maintains the following policies and procedures that seek to prevent undue influence on BlackRock’s proxy voting activity. Such influence might stem from any relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates, or BlackRock employees. The following are examples of sources of perceived or potential conflicts of interest:
•	BlackRock clients who may be issuers of securities or proponents of shareholder resolutions
•	BlackRock business partners or third parties who may be issuers of securities or proponents of shareholder resolutions
•	BlackRock employees who may sit on the boards of public companies held in Funds managed by BlackRock
•	Significant BlackRock, Inc. investors who may be issuers of securities held in Funds managed by BlackRock
•	Securities of BlackRock, Inc. or BlackRock investment funds held in Funds managed by BlackRock
•	BlackRock, Inc. board members who serve as senior executives of public companies held in Funds managed by BlackRock
BlackRock has taken certain steps to mitigate perceived or potential conflicts including, but not limited to, the following:
•	Adopted the Guidelines which are designed to protect and enhance the economic value of the companies in which BlackRock invests on behalf of clients.
•	Established a reporting structure that separates BIS from employees with sales, vendor management or business partnership roles. In addition, BlackRock seeks to ensure that all engagements with corporate issuers, dissident shareholders or shareholder proponents are managed consistently and without regard to BlackRock’s relationship with such parties. Clients or business partners are not given special treatment or differentiated access to BIS. BIS prioritizes engagements based on factors including but not limited to our need for additional information to make a voting decision or our view on the likelihood that an engagement could lead to positive outcome(s) over time for the economic value of the company. Within the normal course of business, BIS may engage directly with BlackRock clients, business partners and/or third parties, and/or with employees with sales, vendor management or business partnership roles, in discussions regarding our approach to stewardship, general corporate governance matters, client reporting needs, and/or to otherwise ensure that proxy-related client service levels are met.
•	Determined to engage, in certain instances, an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest, to satisfy regulatory compliance requirements, or as may be otherwise required by applicable law. In such circumstances, the independent fiduciary provides BlackRock’s proxy voting agent with instructions, in accordance with the Guidelines, as to how to vote such proxies, and BlackRock’s proxy voting agent votes the proxy in accordance with the independent fiduciary’s determination. BlackRock uses an independent fiduciary to vote proxies of (i) any company that is affiliated with BlackRock, Inc., (ii) any public company that includes BlackRock employees on its board of directors, (iii) The PNC Financial Services Group, Inc., (iv) any public company of which a BlackRock, Inc. board member serves as a senior executive, and (v) companies when legal or regulatory requirements compel BlackRock to use an independent fiduciary. In selecting an independent fiduciary, we assess several characteristics, including but not limited to: independence, an ability to analyze proxy issues and vote in the best economic interest of our clients, reputation for reliability and integrity, and operational capacity to accurately deliver the assigned votes in a timely manner. We may engage more than one independent fiduciary, in part in order to mitigate potential or perceived conflicts of interest at an independent fiduciary. The Global Committee appoints and reviews the performance of the independent fiduciar(ies), generally on an annual basis.
When so authorized, BlackRock acts as a securities lending agent on behalf of Funds. With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests. The decision whether to recall securities on loan to vote is based on a formal analysis of the revenue producing value to clients of loans, against the assessed economic value of casting votes. Generally, we expect that the likely economic value to clients of casting votes would be less than the securities lending income, either because, in our assessment, the resolutions being voted on will not have significant economic consequences or because the outcome would not be affected by BlackRock recalling loaned securities in order to vote. BlackRock also may, in our discretion, determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.
Periodically, BlackRock reviews our process for determining whether to recall securities on loan in order to vote and may modify it as necessary.
A-11

Voting guidelines
The issue-specific Guidelines published for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. These Guidelines are not intended to be exhaustive. BIS applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, these Guidelines do not indicate how BIS will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.
Reporting and vote transparency
We inform clients about our engagement and voting policies and activities through direct communication and through disclosure on our website. Each year we publish an annual report, an annual engagement and voting statistics report, and our full voting record to our website. On a quarterly basis, we publish regional reports which provide an overview of our investment stewardship engagement and voting activities during the quarter, including market developments, speaking engagements, and engagement and voting statistics. Additionally, we make public our market-specific voting guidelines for the benefit of clients and companies with whom we engage.
A-12

Appendix A3 – BlackRock U.S. Proxy Voting Policies
BlackRock Investment Stewardship
Corporate Governance and Proxy Voting Guidelines for U.S. Securities
January 2020
A-13

Contents
Introduction	A-16
Voting guidelines	A-16
Boards and directors	A-16
- Director elections	A-16
- Independence	A-16
- Oversight	A-17
- Responsiveness to shareholders	A-17
- Shareholder rights	A-17
- Board composition and effectiveness	A-18
- Board size	A-19
- CEO and management succession planning	A-19
- Classified board of directors / staggered terms	A-19
- Contested director elections	A-19
- Cumulative voting	A-19
- Director compensation and equity programs	A-19
- Majority vote requirements	A-19
- Risk oversight	A-20
- Separation of chairman and CEO	A-20
Auditors and audit-related issues	A-20
Capital structure proposals	A-21
- Equal voting rights	A-21
- Blank check preferred stock	A-21
- Increase in authorized common shares	A-21
- Increase or issuance of preferred stock	A-21
- Stock splits	A-22
Mergers, asset sales, and other special transactions	A-22
- Poison pill plans	A-22
- Reimbursement of expenses for successful shareholder campaigns	A-22
Executive Compensation	A-22
- Advisory resolutions on executive compensation (“Say on Pay”)	A-23
- Advisory votes on the frequency of Say on Pay resolutions	A-23
- Claw back proposals	A-23
- Employee stock purchase plans	A-23
- Equity compensation plans	A-23
- Golden parachutes	A-23
- Option exchanges	A-24
- Pay-for-Performance plans	A-24
- Supplemental executive retirement plans	A-24
Environmental and social issues	A-24
- Climate risk	A-25
- Corporate political activities	A-26
General corporate governance matters	A-26
- Adjourn meeting to solicit additional votes	A-26
- Bundled proposals	A-26
- Exclusive forum provisions	A-26
- Multi-jurisdictional companies	A-26
- Other business	A-27
- Reincorporation	A-27
- IPO governance	A-27
A-14

Contents
Shareholder Protections	A-27
- Amendment to charter / articles / bylaws	A-27
- Proxy access	A-28
- Right to act by written consent	A-28
- Right to call a special meeting	A-28
- Simple majority voting	A-28
A-15

These guidelines should be read in conjunction with the BlackRock Investment Stewardship Global Corporate Governance Guidelines & Engagement Principles.
INTRODUCTION
BlackRock, Inc. and its subsidiaries (collectively, “BlackRock”) seek to make proxy voting decisions in the manner most likely to protect and enhance the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BlackRock Investment Stewardship’s general philosophy and approach to corporate governance issues that most commonly arise in proxy voting for U.S. securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots , as well as our expectations of boards of directors. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.
VOTING GUIDELINES
These guidelines are divided into eight key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders:
•	Boards and directors
•	Auditors and audit-related issues
•	Capital structure
•	Mergers, asset sales, and other special transactions
•	Executive compensation
•	Environmental and social issues
•	General corporate governance matters
•	Shareholder protections
BOARDS AND DIRECTORS
Director elections
In general, BlackRock supports the election of directors as recommended by the board in uncontested elections. However, we believe that when a company is not effectively addressing a material issue, its directors should be held account able. We may withhold votes from directors or members of particular board committees in certain situations, as indicated below .
Independence
We expect a majority of the directors on the board to be independent. In addition, all members of key committees, including audit, compensation, and nominating / governance committees, should be independent. Our view of independence may vary slightly from listing standards.
In particular, common impediments to independence in the U.S. may include:
•	Employment as a senior executive by the company or a subsidiary within the past five years
•	An equity ownership in the company in excess of 20%
•	Having any other interest, business, or relationship which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company
We may vote against directors serving on key committees that we do not consider to be independent.
When evaluating controlled companies, as defined by the U.S. stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.
A-16

Oversight
We expect the board to exercise appropriate oversight over management and business activities of the company. We will consider voting against committee members and / or individual directors in the following circumstances:
•	Where the board has failed to exercise oversight with regard to accounting practices or audit oversight, we will consider voting against the current audit committee, and any other members of the board who may be responsible. For example, this may apply to members of the audit committee during a period when the board failed to facilitate quality, independent auditing if substantial accounting irregularities suggest insufficient oversight by that committee
•	Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue
•	The chair of the nominating / governance committee, or where no chair exists, the nominating / governance committee member with the longest tenure, where the board is not comprised of a majority of independent directors. However, this would not apply in the case of a controlled company
•	Where it appears the director has acted (at the company or at other companies) in a manner that compromises his / her reliability to represent the best long-term economic interests of shareholders
•	Where a director has a pattern of poor attendance at combined board and applicable key committee meetings. Excluding exigent circumstances, BlackRock generally considers attendance at less than 75% of the combined board and applicable key committee meetings by a board member to be poor attendance
•	Where a director serves on an excess number of boards, which may limit his / her capacity to focus on each board’s requirements. The following illustrates the maximum number of boards on which a director may serve, before he / she is considered to be over-committed:

	Public Company CEO	# Outside Public Boards*	Total # of Public Boards
Director A	x	1	2
Director B		3	4

*	In addition to the company under review
Responsiveness to shareholders
We expect a board to be engaged and responsive to its shareholders. Where we believe a board has not substantially addressed shareholder concerns, we may vote against the appropriate committees and / or individual directors. The following illustrates common circumstances:
•	The independent chair or lead independent director, members of the nominating / governance committee, and / or the longest tenured director(s), where we observe a lack of board responsiveness to shareholders, evidence of board entrenchment, and / or failure to promote adequate board succession planning
•	The chair of the nominating / governance committee, or where no chair exists, the nominating / governance committee member with the longest tenure, where board member(s) at the most recent election of directors have received withhold votes from more than 30% of shares voted and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial withhold vote
•	The independent chair or lead independent director and / or members of the nominating / governance committee, where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders’ fundamental rights or long-term economic interests
Shareholder rights
We expect a board to act with integrity and to uphold governance best practices. Where we believe a board has not acted in the best interests of its shareholders, we may vote against the appropriate committees and / or individual directors. The following illustrates common circumstances:
A-17

•	The independent chair or lead independent director and members of the governance committee, where a board implements or renews a poison pill without shareholder approval
•	The independent chair or lead independent director and members of the governance committee, where a board amends the charter / articles / bylaws such that the effect may be to entrench directors or to significantly reduce shareholder rights
•	Members of the compensation committee where the company has repriced options without shareholder approval
•	If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, if we have a concern regarding a committee or committee chair that is not up for re-election, we will generally register our concern by withholding votes from all available members of the relevant committee
Board composition and effectiveness
We encourage boards to periodically renew their membership to ensure relevant skills and experience within the boardroom. To this end, regular performance reviews and skills assessments should be conducted by the nominating / governance committee.
Furthermore, we expect boards to be comprised of a diverse selection of individuals who bring their personal and professional experiences to bear in order to create a constructive debate of competing views and opinions in the boardroom. We recognize that diversity has multiple dimensions. In identifying potential candidates, boards should take into consideration the full breadth of diversity including personal factors, such as gender, ethnicity, and age; as well as professional characteristics, such as a director’s industry, area of expertise, and geographic location. In addition to other elements of diversity, we encourage companies to have at least two women directors on their board. Our publicly available commentary explains our approach to engaging on board diversity.
We encourage boards to disclose their views on:
•	The mix of competencies, experience, and other qualities required to effectively oversee and guide management in light of the stated long-term strategy of the company
•	The process by which candidates are identified and selected, including whether professional firms or other sources outside of incumbent directors’ networks have been engaged to identify and / or assess candidates
•	The process by which boards evaluate themselves and any significant outcomes of the evaluation process, without divulging inappropriate and / or sensitive details
•	The consideration given to board diversity, including, but not limited to, gender, ethnicity, race, age, experience, geographic location, skills, and perspective in the nomination process
While we support regular board refreshment, we are not opposed in principle to long-tenured directors, nor do we believe that long board tenure is necessarily an impediment to director independence. A variety of director tenures within the boardroom can be beneficial to ensure board quality and continuity of experience.
Our primary concern is that board members are able to contribute effectively as corporate strategy evolves and business conditions change, and that all directors, regardless of tenure, demonstrate appropriate responsiveness to shareholders. We acknowledge that no single person can be expected to bring all relevant skill sets to a board; at the same time, we generally do not believe it is necessary or appropriate to have any particular director on the board solely by virtue of a singular background or specific area of expertise.
Where boards find that age limits or term limits are the most efficient and objective mechanism for ensuring periodic board refreshment, we generally defer to the board’s determination in setting such limits.
To the extent that we believe that a company has not adequately accounted for diversity in its board composition within a reasonable timeframe, we may vote against the nominating / governance committee for an apparent lack of commitment to board effectiveness.
A-18

Board size
We typically defer to the board in setting the appropriate size and believe directors are generally in the best position to assess the optimal board size to ensure effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.
CEO and management succession planning
There should be a robust CEO and senior management succession plan in place at the board level that is reviewed and updated on a regular basis. We expect succession planning to cover both long-term planning consistent with the strategic direction of the company and identified leadership needs over time, as well as short-term planning in the event of an unanticipated executive departure. We encourage the company to explain its executive succession planning process, including where accountability lies within the boardroom for this task, without prematurely divulging sensitive information commonly associated with this exercise.
Classified board of directors / staggered terms
We believe that directors should be re-elected annually and that classification of the board generally limits shareholders’ rights to regularly evaluate a board’s performance and select directors. While we will typically support proposals requesting board de-classification, we may make exceptions, should the board articulate an appropriate strategic rationale for a classified board structure, such as when a company needs consistency and stability during a time of transition, e.g. newly public companies or companies undergoing a strategic restructuring. A classified board structure may also be justified at non-operating companies in certain circumstances. We would, however, expect boards with a classified structure to periodically review the rationale for such structure and consider when annual elections might be appropriate.
Without a voting mechanism to immediately address concerns of a specific director, we may choose to vote against or withhold votes from the available slate of directors by default (see “Shareholder rights” for additional detail).
Contested director elections
The details of contested elections, or proxy contests, are assessed on a case-by-case basis. We evaluate a number of factors, which may include: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissident represents the best option for enhancing long -term shareholder value.
Cumulative voting
We believe that a majority vote standard is in the best long -term interest of shareholders. It ensures director accountability via the requirement to be elected by more than half of the votes cast. As such, we will generally oppose proposals requesting the adoption of cumulative voting, which may disproportionately aggregate votes on certain issues or director candidates.
Director compensation and equity programs
We believe that compensation for directors should be structured to attract and retain the best possible directors, while also aligning their interests with those of shareholders. We believe director compensation packages that are based on the company’s long-term value creation and include some form of long-term equity compensation are more likely to meet this goal. In addition, we expect directors to build meaningful share ownership over time.
Majority vote requirements
BlackRock believes that directors should generally be elected by a majority of the shares voted and will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. Some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.
A-19

Risk oversight
Companies should have an established process for identifying, monitoring, and managing key risks. Independent directors should have ready access to relevant management information and outside advice, as appropriate, to ensure they can properly oversee risk management. We encourage companies to provide transparency around risk measurement, mitigation, and reporting to the board. We are particularly interested in understanding how risk oversight processes evolve in response to changes in corporate strategy and / or shifts in the business and related risk environment. Comprehensive disclosure provides investors with a sense of the company’s long -term operational risk management practices and, more broadly, the quality of the board’s oversight. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.
Separation of chairman and CEO
We believe that independent leadership is important in the boardroom. In the U.S. there are two commonly accepted structures for independent board leadership: 1) an independent chairman; or 2) a lead independent director when the roles of chairman and CEO are combined.
In the absence of a significant governance concern, we defer to boards to designate the most appropriate leadership structure to ensure adequate balance and independence.
In the event that the board chooses a combined chair / CEO model, we generally support the designation of a lead independent director if they have the power to: 1) provide formal input into board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. Furthermore, while we anticipate that most directors will be elected annually, we believe an element of continuity is important for this role for an extended period of time to provide appropriate leadership balance to the chair / CEO.
The following table illustrates examples of responsibilities under each board leadership model:
	Combined Chair / CEO Model		Separate Chair Model
	Chair / CEO	Lead Director	Chair
Board Meetings	Authority to call full meetings of the board of directors	Attends full meetings of the board of directors Authority to call meetings of independent directors Briefs CEO on issues arising from executive sessions	Authority to call full meetings of the board of directors
Agenda	Primary responsibility for shaping board agendas, consulting with the lead director	Collaborates with chair / CEO to set board agenda and board information	Primary responsibility for shaping board agendas, in conjunction with CEO
Board Communications	Communicates with all directors on key issues and concerns outside of full board meetings	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning
AUDITORS AND AUDIT-RELATED ISSUES
BlackRock recognizes the critical importance of financial statements to provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee members where the board has failed to facilitate quality, independent auditing. We look to
A-20

the audit committee report for insight into the scope of the audit committee responsibilities, including an overview of audit committee processes, issues on the audit committee agenda, and key decisions taken by the audit committee. We take particular note of cases involving significant financial restatements or material weakness disclosures, and we expect timely disclosure and remediation of accounting irregularities.
The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.
From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.
CAPITAL STRUCTURE PROPOSALS
Equal voting rights
BlackRock believes that shareholders should be entitled to voting rights in proportion to their economic interests. We believe that companies that look to add or already have dual or multiple class share structures should review these structures on a regular basis or as company circumstances change. Companies should receive shareholder approval of their capital structure on a periodic basis via a management proposal on the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders. Equal voting rights
BlackRock believes that shareholders should be entitled to voting rights in proportion to their economic interests. We believe that companies that look to add or already have dual or multiple class share structures should review these structures on a regular basis or as company circumstances change. Companies should receive shareholder approval of their capital structure on a periodic basis via a management proposal on the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.
Blank check preferred stock
We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and as a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote.
Nonetheless, we may support the proposal where the company:
•	Appears to have a legitimate financing motive for requesting blank check authority
•	Has committed publicly that blank check preferred shares will not be used for anti-takeover purposes
•	Has a history of using blank check preferred stock for financings
•	Has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility
Increase in authorized common shares
BlackRock considers industry-specific norms in our analysis of these proposals, as well as a company’s history with respect to the use of its common shares. Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm’s business. The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders.
Increase or issuance of preferred stock
We generally support proposals to increase or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock where the terms of the preferred stock appear reasonable.
A-21

Stock splits
We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse stock splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre- split levels). In the event of a proposal for a reverse split that would not also proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.
MERGERS, ASSET SALES, AND OTHER SPECIAL TRANSACTIONS
BlackRock’s primary concern is the best long-term economic interests of shareholders. While merger, asset sales, and other special transaction proposals vary widely in scope and substance, we closely examine certain salient features in our analyses, such as:
•	The degree to which the proposed transaction represents a premium to the company’s trading price. We consider the share price over multiple time periods prior to the date of the merger announcement. In most cases, business combinations should provide a premium. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply
•	There should be clear strategic, operational, and / or financial rationale for the combination
•	Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and / or board members’ financial interests in a given transaction appear likely to affect their ability to place shareholders’ interests before their own
•	We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions
Poison pill plans
Where a poison pill is put to a shareholder vote by management, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable “qualifying offer clause.” Such clauses typically require shareholder ratification of the pill and stipulate a sunset provision whereby the pill expires unless it is renewed.
These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill at their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.
We generally vote in favor of shareholder proposals to rescind poison pills.
Reimbursement of expenses for successful shareholder campaigns
We generally do not support shareholder proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign. We believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.
EXECUTIVE COMPENSATION
We note that there are both management and shareholder proposals related to executive compensation. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.
A-22

Advisory resolutions on executive compensation (“Say on Pay”)
In cases where there is a Say on Pay vote, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company and in a manner that appropriately addresses the specific question posed to shareholders. In a commentary on our website, entitled “BlackRock Investment Stewardship’s approach to executive compensation,” we explain our beliefs and expectations related to executive compensation practices, our Say on Pay analysis framework, and our typical approach to engagement and voting on Say on Pay.
Advisory votes on the frequency of Say on Pay resolutions
BlackRock will generally support triennial pay frequency votes, but we defer to the board to determine the appropriate timeframe upon which pay should be reviewed. In evaluating pay, we believe that the compensation committee is responsible for constructing a plan that appropriately incentivizes executives for long-term value creation, utilizing relevant metrics and structure to ensure overall pay and performance alignment. In a similar vein, we defer to the board to establish the most appropriate timeframe for review of pay structure, absent a change in strategy that would suggest otherwise.
However, we may support an annual pay frequency vote in some situations, for example, where we conclude that a company has failed to align pay with performance. In these circumstances, we will also consider voting against the compensation committee members.
Claw back proposals
We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices. In addition to fraudulent acts, we also favor recoupment from any senior executive whose behavior caused direct financial harm to shareholders, reputational risk to the company , or resulted in a criminal investigation, even if such actions did not ultimately result in a material restatement of past results. This includes, but is not limited to, settlement agreements arising from such behavior and paid for directly by the company. We typically support shareholder proposals on these matters unless the company already has a robust claw back policy that sufficiently addresses our concerns.
Employee stock purchase plans
We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders. The most common form of employee stock purchase plan (“ESPP”) qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. We will typically support qualified ESPP proposals.
Equity compensation plans
BlackRock supports equity plans that align the economic interests of directors, managers, and other employees with those of shareholders. We believe that boards should establish policies prohibiting the use of equity awards in a manner that could disrupt the intended alignment with shareholder interests (e.g. the use of stock as collateral for a loan; the use of stock in a margin account; the use of stock or an unvested award in hedging or derivative transactions). We may support shareholder proposals requesting the establishment of such policies.
Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions, which allow for the unlimited increase of shares reserved without requiring further shareholder approval after a reasonable time period. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered.
Golden parachutes
We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential pay-out under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company. When determining whether to support or oppose an
A-23

advisory vote on a golden parachute plan, we normally support the plan unless it appears to result in payments that are excessive or detrimental to shareholders. In evaluating golden parachute plans, BlackRock may consider several factors, including:
•	Whether we believe that the triggering event is in the best interest of shareholders
•	Whether management attempted to maximize shareholder value in the triggering event
•	The percentage of total premium or transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment
•	Whether excessively large excise tax gross-up payments are part of the pay-out
•	Whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers
•	Whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company
It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BlackRock may vote against a golden parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.
We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval. We generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current salary and bonus, including equity compensation.
Option exchanges
We believe that there may be legitimate instances where underwater options create an overhang on a company’s capital structure and a repricing or option exchange may be warranted. We will evaluate these instances on a case -by-case basis. BlackRock may support a request to reprice or exchange underwater options under the following circumstances:
•	The company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance
•	Directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; tax, accounting, and other technical considerations have been fully contemplated
•	There is clear evidence that absent repricing, the company will suffer serious employee incentive or retention and recruiting problems
BlackRock may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interest of shareholders.
Pay-for-Performance plans
In order for executive compensation exceeding $1 million USD to qualify for federal tax deductions, related to Section 162(m) of the Internal Revenue Code of 1986, the Omnibus Budget Reconciliation Act (“OBRA”) requires companies to link compensation for the company’s top five executives to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.
Supplemental executive retirement plans
BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
ENVIRONMENTAL AND SOCIAL ISSUES
Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well -managed
A-24

companies will deal effectively with the material environmental and social (“E&S”) factors relevant to their businesses. Robust disclosure is essential for investors to effectively gauge companies’ business practices and planning related to E& S risks and opportunities.
BlackRock expects companies to issue reports aligned with the recommendations of the Task Force on Climate -related Financial Disclosures (TCFD) and the standards put forward by the Sustainability Accounting Standards Board (SASB). We view the SASB and TCFD frameworks as complementary in achieving the goal of disclosing more financially material information, particularly as it relates to industry -specific metrics and target setting. TCFD’s recommendations provide an overarching framework for disclosure on the business implications of climate change, and potentially other E&S factors. We find SASB’s industry-specific guidance (as identified in its materiality map) beneficial in helping companies identify and discuss their governance, risk assessments, and performance against these key performance indicators (KPIs). Any global standards adopted, peer group benchmarking undertaken, and verification process in place should also be disclosed and discussed in this context.
BlackRock has been engaging with companies for several years on disclosure of material E&S factors. Given the increased understanding of sustainability risks and opportunities, and the need for better information to assess them, we specifically ask companies to:
•	Publish disclosures in line with industry specific SASB guidelines by year-end, if they have not already done so, or disclose a similar set of data in a way that is relevant to their particular business; and
•	Disclose climate-related risks in line with the TCFD’s recommendations, if they have not already done so. This should include the company’s plan for operating under a scenario where the Paris Agreement’s goal of limiting global warming to less than two degrees is fully realized, as expressed by the TCFD guidelines.
•	See our commentary on our approach to engagement on TCFD and SASB aligned reporting for greater detail of our expectations.
We will use these disclosures and our engagements to ascertain whether companies are properly managing and overseeing these risks within their business and adequately planning for the future. In the absence of robust disclosures, investors, including BlackRock, will increasingly conclude that companies are not adequately managing risk.
We believe that when a company is not effectively addressing a material issue, its directors should be held accountable. We will generally engage directly with the board or management of a company when we identify issues. We may vote against the election of directors where we have concerns that a company might not be dealing with E&S factors appropriately.
Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of material E&S factors. In deciding our course of action, we will assess the nature of our engagement with the company on the issue over time, including whether:
•	The company has already taken sufficient steps to address the concern
•	The company is in the process of actively implementing a response
•	There is a clear and material economic disadvantage to the company in the near-term if the issue is not addressed in the manner requested by the shareholder proposal
We do not see it as our role to make social, ethical, or political judgments on behalf of clients, but rather, to protect the ir long-term economic interests as shareholders. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.
Climate risk
Within the framework laid out above, as well as our guidance on “How BlackRock Investment Stewardship engages on climate risk,” we believe that climate presents significant investment risks and opportunities that may impact the long- term financial sustainability of companies. We believe that the reporting frameworks developed by TCFD and SASB provide useful guidance to companies on identifying, managing, and reporting on climate-related risks and opportunities.
A-25

We expect companies to help their investors understand how the company may be impacted by climate risk, in the context of its ability to realize a long-term strategy and generate value over time. We expect companies to convey their governance around this issue through their corporate disclosures aligned with TCFD and SASB. For companies in sectors that are significantly exposed to climate-related risk, we expect the whole board to have demonstrable fluency in how climate risk affects the business and how management approaches assessing, adapting to, and mitigating that risk.
Where a company receives a shareholder proposal related to climate risk, in addition to the factors laid out above, our assessment will take into account the robustness of the company’s existing disclosures as well as our understanding of its management of the issues as revealed through our engagements with the company and board members over time. In certain instances, we may disagree with the details of a climate-related shareholder proposal but agree that the company in question has not made sufficient progress on climate-related disclosures. In these instances, we may not support the proposal, but may vote against the election of relevant directors.
Corporate political activities
Companies may engage in certain political activities, within legal and regulatory limits, in order to influence public policy consistent with the companies’ values and strategies, and thus serve shareholders’ best long-term economic interests. These activities can create risks, including: the potential for allegations of corruption; the potential for reputational issues associated with a candidate, party, or issue; and risks that arise from the complex legal, regulatory , and compliance considerations associated with corporate political activity. We believe that companies which choose to engage in political activities should develop and maintain robust processes to guide these activities and to mitigate risks, including a level of board oversight.
When presented with shareholder proposals requesting increased disclosure on corporate political activities, we may consider the political activities of that company and its peers, the existing level of disclosure, and our view regarding the associated risks. We generally believe that it is the duty of boards and management to determine the appropriate level of disclosure of all types of corporate activity, and we are generally not supportive of proposals that are overly prescriptive in nature. We may decide to support a shareholder proposal requesting additional reporting of corporate political activities where there seems to be either a significant potential threat or actual harm to shareholders’ interests, and where we believe the company has not already provided shareholders with sufficient information to assess the company’s management of the risk.
Finally, we believe that it is not the role of shareholders to suggest or approve corporate political activities; therefore we generally do not support proposals requesting a shareholder vote on political activities or expenditures.
GENERAL CORPORATE GOVERNANCE MATTERS
Adjourn meeting to solicit additional votes
We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.
Bundled proposals
We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.
Exclusive forum provisions
BlackRock generally supports proposals to seek exclusive forum for certain shareholder litigation. In cases where a board unilaterally adopts exclusive forum provisions that we consider unfavorable to the interests of shareholders, we will vote against the independent chair or lead independent director and members of the governance committee.
Multi-jurisdictional companies
Where a company is listed on multiple exchanges or incorporated in a country different from its primary listing, we will seek to apply the most relevant market guideline(s) to our analysis of the company’s governance structure and specific proposals
A-26

on the shareholder meeting agenda. In doing so, we typically consider the governance standards of the company’s primary listing, the market standards by which the company governs itself, and the market context of each specific proposal on the agenda. If the relevant standards are silent on the issue under consideration, we will use our professional judgment as to what voting outcome would best protect the long-term economic interests of investors. We expect that companies will disclose the rationale for their selection of primary listing, country of incorporation, and choice of governance structures, in particular where there is conflict between relevant market governance practices.
Other business
We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.
Reincorporation
Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti - takeover protections, legal advantages, and / or cost savings. We will evaluate, on a case-by-case basis, the economic and strategic rationale behind the company’s proposal to reincorporate. In all instances, we will evaluate the changes to shareholder protection under the new charter / articles / bylaws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we may support reincorporation if we determine that the overall benefits outweigh the diminished rights.
IPO governance
We expect boards to consider and disclose how the corporate governance structures adopted upon initial public offering (“IPO”) are in shareholders’ best long-term interests. We also expect boards to conduct a regular review of corporate governance and control structures, such that boards might evolve foundational corporate governance structures as company circumstances change, without undue costs and disruption to shareholders. In our letter on unequal voting structures, we articulate our view that “one vote for one share” is the preferred structure for publicly -traded companies. We also recognize the potential benefits of dual class shares to newly public companies as they establish themselves; however, we believe that these structures should have a specific and limited duration. We will generally engage new companies on topics such as classified boards and supermajority vote provisions to amend bylaws, as we believe that such arrangements may not be in the best interest of shareholders in the long-term.
We will typically apply a one-year grace period for the application of certain director-related guidelines (including, but not limited to, director independence and over-boarding considerations), during which we expect boards to take steps to bring corporate governance standards in line with our expectations.
Further, if a company qualifies as an emerging growth company (an “EGC”) under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we will give consideration to the NYSE and NASDAQ governance exemptions granted under the JOBS Act for the duration such a company is categorized as an EGC. We expect an EGC to have a totally independent audit committee by the first anniversary of its IPO, with our standard approach to voting on auditors and audit -related issues applicable in full for an EGC on the first anniversary of its IPO.
SHAREHOLDER PROTECTIONS
Amendment to charter / articles / bylaws
We believe that shareholders should have the right to vote on key corporate governance matters, including on changes to governance mechanisms and amendments to the charter / articles / bylaws. We may vote against certain directors where changes to governing documents are not put to a shareholder vote within a reasonable period of time, in particular if those changes have the potential to impact shareholder rights ( see “Director elections” herein). In cases where a board’s unilateral adoption of changes to the charter / articles / bylaws promotes cost and operational efficiency benefits for the company and its shareholders, we may support such action if it does not have a negative effect on shareholder rights or the company’s corporate governance structure.
When voting on a management or shareholder proposal to make changes to the charter / articles / bylaws, we will consider in part the company’s and / or proponent’s publicly stated rationale for the changes, the company’s governance profile and history, relevant jurisdictional laws, and situational or contextual circumstances which may have motivated the proposed
A-27

changes, among other factors. We will typically support changes to the charter / articles / bylaws where the benefits to shareholders, including the costs of failing to make those changes, demonstrably outweigh the costs or risks of making such changes.
Proxy access
We believe that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate directors on the company’s proxy card.
In our view, securing the right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to meaningfully participate in the director election process, stimulate board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Proxy access mechanisms should provide shareholders with a reasonable opportunity to use this right without stipulating overly restrictive or onerous parameters for use, and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company, or investors seeking to take control of the board.
In general, we support market-standardized proxy access proposals, which allow a shareholder (or group of up to 20 shareholders) holding three percent of a company’s outstanding shares for at least three years the right to nominate the greater of up to two directors or 20% of the board. Where a standardized proxy access provision exists, we will generally oppose shareholder proposals requesting outlier thresholds.
Right to act by written consent
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process (in order to avoid the waste of corporate resources in addressing narrowly supported interests); and 2) shareholders receive a minimum of 50% of outstanding shares to effectuate the action by written consent. We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that we believe offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.
Right to call a special meeting
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called, in order to avoid the waste of corporate resources in addressing narrowly supported interests. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others. We generally believe that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.
Simple majority voting
We generally favor a simple majority voting requirement to pass proposals. Therefore, we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may support supermajority requirements in those situations.
A-28

IS-SAI-CMDY-0820

iShares® U.S. ETF Trust
Statement of Additional Information
Dated February 28, 2020
(as revised August 17, 2020)
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectus (the “Prospectus”) for the following series of iShares U.S. ETF Trust (the “Trust”):
Fund	Ticker	Listing Exchange
iShares Commodities Select Strategy ETF (the “Fund”)	COMT	NASDAQ
The Prospectus for the Fund is dated February 28, 2020, as amended and supplemented from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. The Financial Statements and Notes contained in the Annual Report and Semi-Annual Report of the Trust for the Fund are incorporated by reference into and are deemed to be part of this SAI. A copy of the Prospectus, Annual Report and Semi-Annual Report may be obtained without charge by writing to the Trust’s distributor, BlackRock Investments, LLC (the “Distributor” or “BRIL”), 1 University Square Drive, Princeton, NJ 08540, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com. The Fund's Prospectus is incorporated by reference into this SAI.
References to the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Securities and Exchange Commission (the “SEC”), SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no action or other relief or permission from the SEC, SEC staff or other authority.
iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.

i

ii

iii

General Description of the Trust and the Fund
The Trust currently consists of 18 investment series or portfolios. The Trust was organized as a Delaware statutory trust on June 21, 2011 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the SEC under the 1940 Act. The offering of the Trust's shares is registered under the Securities Act of 1933, as amended (the “1933 Act”). This SAI relates solely to the Fund.
The Fund seeks total return by providing investors with broad commodity exposure. The Fund uses the S&P GSCI Dynamic Roll (USD) TR as its benchmark (the “S&P Benchmark”). The Fund is not an index fund and does not seek to track the performance of the S&P Benchmark. The Fund is managed by BlackRock Fund Advisors (“BFA”), an indirect wholly-owned subsidiary of BlackRock, Inc.
The Fund offers and issues shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit”), generally in exchange for a designated portfolio of securities, assets or other positions (including any portion of such securities for which cash may be substituted) (the “Deposit Securities” or “Creation Basket”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of the Fund are listed for trading on The Nasdaq Stock Market (“NASDAQ” or the “Listing Exchange”), a national securities exchange. Shares of the Fund are traded in the secondary market and elsewhere at market prices that may be at, above or below the Fund's NAV. Shares are redeemable only in Creation Units, and, generally, in exchange for portfolio securities and a Cash Amount (as defined in the Redemption of Creation Units section of this SAI). Creation Units typically are a specified number of shares, generally 100,000 or multiples thereof.
The Trust reserves the right to permit or require that creations and redemptions of shares are effected fully or partially in cash. Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement that the Authorized Participant maintain with the Trust collateral as set forth in the handbook for Authorized Participants. The Trust may use such collateral at any time to purchase Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees and other costs associated with creations or redemptions that include a cash portion may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of shares and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.
Exchange Listing and Trading
A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Shareholder Information section of the Fund's Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.
Shares of the Fund are listed for trading, and trade throughout the day, on the Listing Exchange and in other secondary markets. Shares of the Fund may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of the Fund from listing if, among other things: (i) the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the Investment Company Act; (ii) if any of the other listing requirements are not continuously maintained; or (iii) any event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will also remove shares of the Fund from listing and trading upon termination of the Fund.
As in the case of other publicly-traded securities, when you buy or sell shares of the Fund through a broker, you may incur a brokerage commission determined by that broker, as well as other charges.
The Trust reserves the right to adjust the share prices of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or an investor's equity interest in the Fund.
1

Investment Strategies and Risks
The Fund seeks to achieve its investment objective by investing in a combination of exchange-traded commodity futures contracts, exchange-traded options on commodity-related futures contracts and exchange-cleared commodity-related swaps (together, “Commodity-Linked Investments”), thereby obtaining exposure to the commodities markets. The Fund is an actively managed exchange-traded fund (“ETF”) that does not seek to replicate the performance of a specified index.
Commodity-Linked Investments include, but are not limited to, futures contracts in the S&P Benchmark, such as aluminum, Brent crude oil, cocoa, coffee, copper, corn, cotton, gas oil, feeder cattle, gold, heating oil, lean hogs, lead, live cattle, natural gas, nickel, silver, soybeans, sugar, unleaded gasoline, wheat, West Texas Intermediate crude oil and zinc. Commodity-Linked Investments may also include exchange-cleared swaps on commodities and exchange-traded options on futures that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Investing in Commodity-Linked Investments may have a leveraging effect on the Fund.
In seeking total return, the Fund also seeks to generate interest income and capital appreciation on the cash balances arising from its investment in Commodity-Linked Investments through a cash management strategy consisting primarily of investments in short-term, investment-grade fixed-income securities that include U.S. government and agency securities, treasury inflation-protected securities, sovereign debt obligations of non-U.S. countries, and repurchase agreements, money market instruments and cash and other cash equivalents (collectively, “Fixed-Income Investments”). The Fund uses Fixed-Income Investments as investments and to provide sufficient assets to account for (or “cover”) mark-to-market changes and to collateralize the Subsidiary's (as defined below) Commodity-Linked Investments exposure on a day-to-day basis.
Although the Fund generally holds, among other investments, the same futures contracts as the S&P Benchmark, the Fund is not obligated to invest in such futures contracts and does not seek to track the performance of the S&P Benchmark.
The Fund will seek to gain exposure to Commodity-Linked Investments by investing in a wholly-owned subsidiary organized in the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by BFA and has the same investment objective as the Fund. The Subsidiary will invest solely in Commodity-Linked Investments and cash.
In compliance with Sub-Chapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), the Fund may invest up to 25% of its total assets in the Subsidiary. The Fund’s Commodity-Linked Investments in the Subsidiary are intended to provide the Fund with exposure to commodity markets within the limits of current U.S. federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in Commodity-Linked Investments.
The remainder of the Fund’s assets will be invested directly by the Fund, primarily in Fixed-Income Investments.
The Fund or the Subsidiary may from time to time invest in other ETFs, exchange-traded notes or commodity-linked notes.
The Commodity Futures Trading Commission (“CFTC”) has adopted certain requirements that subject registered investment companies and their advisers to regulation by the CFTC if a registered investment company invests more than a prescribed level of its net asset value in CFTC-regulated futures, options and swaps, or if a registered investment company markets itself as providing investment exposure to such instruments. Due to the Fund's potential use of CFTC-regulated futures, options and swaps above the prescribed levels, it is considered a “commodity pool” under the Commodity Exchange Act (“CEA”).
Although the Fund does not seek leveraged returns, certain instruments used by the Fund may have a leveraging effect as described below.
Investments in the Subsidiary are expected to provide the Fund with exposure to investment returns of commodities within the limitations of Subchapter M of the Internal Revenue Code and recent U.S. Internal Revenue Service (the “IRS”) letter rulings, as discussed below. The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman KYI-1104, Cayman Islands. The Subsidiary’s affairs are overseen by a board of directors, which is comprised of Paul Lohrey, Secretary of the Trust, and Jonathan Briones, Assistant Secretary of the Trust. The Fund is the sole shareholder of the Subsidiary, and shares of the Subsidiary will not be sold or offered to other investors.
2

The Fund will gain exposure to the investment returns of commodities indirectly by investing in the Subsidiary. To the extent that BlackRock believes that such instruments provide suitable exposure to commodities, the Fund’s investment in the Subsidiary will likely increase. BlackRock manages the assets of the Subsidiary, but receives no additional compensation for doing so.
BlackRock also provides certain administrative services for the Subsidiary, but receives no additional compensation for doing so. The Subsidiary has entered into a contract for the provision of custody, transfer agency, and accounting agent services with the same or with affiliates of the same service providers that provide those services to the Fund.
Generally, the Fund and the Subsidiary test for compliance with investment policies and restrictions, including asset segregation requirements, on a consolidated basis for 1940 Act purposes, calculated in accordance with SEC staff guidance, where applicable. For compliance with federal income tax requirements, the Fund and the Subsidiary expect to comply with the asset segregation requirements on a stand-alone basis, with instruments requiring physical settlement being classified on a market value rather than on a notational basis. The Subsidiary is also expected to comply with the other applicable 1940 Act requirements, including those related to custody and affiliated transactions.
The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in the Fund’s Prospectus or this SAI, is not subject to the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by BFA. The Trust’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. As noted above, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. Changes in the laws of the U.S. and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Fund’s Prospectus and this SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains taxes, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
The Fund invests in commodity-linked derivatives indirectly through the Subsidiary because income from these investments, if made directly, might not be treated as “qualifying income” for purposes of the Fund qualifying as a regulated investment company (“RIC”) for U.S. federal income tax purposes. Based on final regulations issued by the U.S. Internal Revenue Service (“IRS”) on which taxpayers may rely for taxable years beginning after September 28, 2016, the Fund expects its income with respect to the Subsidiary to be qualifying income. In the future, if the IRS issues regulations or other guidance, or Congress enacts legislation, limiting the circumstances in which the Fund’s income with respect to the Subsidiary will be considered “qualifying income,” the Fund might be required to make changes to its operations, which could reduce the Fund’s ability to gain investment exposure to commodities. Fund shareholders could also experience adverse tax consequences in such circumstances.
Moreover, changes in the laws of the U.S. and/or the Cayman Islands could result in the inability of the Fund and/or Subsidiary to operate as described in the Fund’s Prospectus and this SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains taxes, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely experience decreased investment returns.
Borrowing.  The Fund may borrow for temporary or emergency purposes, including to meet payments due from redemptions or to facilitate the settlement of securities or other transactions.
The purchase of securities or other assets while borrowings are outstanding may have the effect of leveraging the Fund. The incurrence of leverage increases the Fund’s exposure to risk, and borrowed funds are subject to interest costs that will reduce net income. Purchasing securities while borrowings are outstanding creates special risks, such as the potential for greater volatility in the net asset value of Fund shares and in the yield on the Fund’s portfolio. In addition, the interest expenses from borrowings may exceed the income generated by the Fund’s portfolio and, therefore, the amount available (if any) for distribution to shareholders as dividends may be reduced. BFA may determine to maintain outstanding borrowings if it expects that the benefits to the Fund’s shareholders will outweigh the current reduced return.
Certain types of borrowings by the Fund must be made from a bank or may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede BFA’s management of the Fund’s portfolio in accordance with the Fund’s
3

investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.
Derivatives.  The Fund may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. The Fund may use derivatives for hedging purposes. The Fund may also use derivatives for speculative purposes to seek to enhance returns or as a vehicle to obtain investment exposure to a security, commodity, currency, or index. The use of a derivative is speculative if the Fund is primarily seeking to achieve gains, rather than to offset the risk of other positions. When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. Unless otherwise permitted, the Fund may not use any derivatives to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.
Diversification Status.  The Fund is classified as a diversified fund under the 1940 Act. This means that the Fund may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund may invest more than 5% of its assets in one issuer. Under the 1940 Act, the Fund cannot change its classification from diversified to non-diversified without shareholder approval.
The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a RIC for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective.
Futures and Options.  The Fund may invest in options and futures. The Fund may purchase call options or write put options. A call option gives a holder the right to purchase a specific security or asset at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security or asset at an exercise price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Investments in futures contracts and other investments that contain leverage may require the Fund to maintain liquid assets. To the extent required by law, liquid assets committed to futures contracts will be maintained. Generally, the Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to “cash-settle,” the Fund maintains liquid assets in an amount at least equal to the Fund’s daily marked-to-market obligation (i.e., the Fund’s daily net liability, if any), rather than the contracts’ notional value (i.e., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, the Fund may employ leverage to a greater extent than if the Fund set aside assets equal to the futures contracts’ full notional value. The Fund bases its asset maintenance policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.
Lending Portfolio Securities.  The Fund may lend portfolio securities to certain borrowers that BFA determines to be creditworthy, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of the Fund if, as a result, the aggregate value of all securities loaned by the Fund exceeds one-third of the value of the Fund's total assets (including the value of the collateral received). The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives, by way of substitute payment, the value of any interest or cash or non-cash distributions paid on the loaned securities that it would have received if the securities were not on loan.
With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Fund is typically compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is typically compensated by a
4

fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or money market funds, including those affiliated with BFA; such investments are subject to investment risk.
The Fund conducts its securities lending pursuant to an exemptive order from the SEC permitting it to lend portfolio securities to borrowers affiliated with the Fund and to retain an affiliate of the Fund to act as securities lending agent. To the extent that the Fund engages in securities lending, BlackRock Institutional Trust Company, N.A. (“BTC”) acts as securities lending agent for the Fund, subject to the overall supervision of BFA. BTC administers the lending program in accordance with guidelines approved by the Trust's Board of Trustees (the “Board,” the trustees of which are the “Trustees”).
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, the Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Fund. The Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments received by the Fund representing dividends paid on securities loaned out by the Fund will not be considered qualified dividend income. BTC will take into account the tax effects on shareholders caused by this difference in connection with the Fund’s securities lending program. Substitute payments received on tax-exempt securities loaned out will not be tax-exempt income.
Liquidity Risk Management.  Rule 22e-4 under the Investment Company Act (the “Liquidity Rule”) requires open-end funds, including ETFs such as the Fund, to establish a liquidity risk management program (the “Liquidity Program”) and enhance disclosures regarding fund liquidity. As required by the Liquidity Rule, the Fund has implemented a Liquidity Program, and the Board, including a majority of the Independent Trustees of the Trust, has appointed BFA as the administrator of the Liquidity Program. Under the Liquidity Program, BFA assesses, manages, and periodically reviews the Fund’s liquidity risk and classifies each investment held by the Fund as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The Liquidity Rule defines “liquidity risk” as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interest in the Fund. The liquidity of the Fund's portfolio investments is determined based on relevant market, trading and investment-specific considerations under the Liquidity Program. There are exclusions from certain portions of the liquidity risk management program requirements for “in-kind” ETFs, as defined in the Liquidity Rule. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, the Fund can expect to be exposed to greater liquidity risk.
Non-U.S. Securities.  The Fund intends to purchase publicly-traded common stocks of non-U.S. issuers. To the extent the Fund invests in stocks of non-U.S. issuers, the Fund's investment in such stocks may be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively, “depositary receipts”). Depositary receipts are receipts, typically issued by a bank or trust issuer, which evidence ownership of underlying securities issued by a non-U.S. issuer. Depositary receipts may not necessarily be denominated in the same currency as their underlying securities. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as continental depositary receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. Generally, ADRs, issued in registered form, are designed for use in the U.S. securities markets, and EDRs, issued in bearer form, are designed for use in European securities markets. GDRs are tradable both in the U.S. and in Europe and are designed for use throughout the world.
Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Fund to additional risks associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and liquidity risk. Unsponsored programs, which are not sanctioned by the issuer of the underlying common stock,
5

generally expose investors to greater risks than sponsored programs and do not provide holders with many of the shareholder benefits that come from investing in a sponsored depositary receipts.
Investing in the securities of non-U.S. issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards; the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability, which could affect U.S. investments in non-U.S. countries; and potential restrictions on the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product (“GDP”), rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.
Options on Futures Contracts.  The Fund may invest in options on futures contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed upon price per share, also known as the “strike price,” less the premium received from writing the put.
Upon entering into a futures contract, the Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract if all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.
Regulation Regarding Derivatives.  The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps  (“CFTC Derivatives”) or (ii) markets itself as providing investment exposure to such instruments. Due to the Fund’s potential use of CFTC Derivatives above the prescribed levels, the Fund will be considered a “commodity pool” under the CEA. Accordingly, BFA, the Fund’s investment adviser, has registered as a “commodity pool operator” and is subject to CFTC regulation with respect to the Fund. BFA is also subject to regulation by the National Futures Association.
Repurchase Agreements.  A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires a security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.
In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are determined to (A) have exceptionally strong capacity to meet their financial obligations and (B) are sufficiently liquid such that they can be sold at approximately their carrying value in the ordinary course of business within seven days.
Repurchase agreements pose certain risks for the Fund, should it decide to utilize them. Such risks are not unique to the Fund, but are inherent in repurchase agreements. The Fund seeks to minimize such risks, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with
6

a longer maturity may be subject to greater price fluctuations than higher quality collateral and collateral with a shorter maturity. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, the Fund would likely retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction.
Reverse Repurchase Agreements.  Reverse repurchase agreements involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Fund intends to use the reverse repurchase technique only when BFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any increase or decrease in the value of the Fund’s assets. The Fund's exposure to reverse repurchase agreements will be covered by liquid assets having a value equal to or greater than the Fund's obligations under such commitments. The use of reverse repurchase agreements is a form of leverage, and the proceeds obtained by the Fund through reverse repurchase agreements may be invested in additional securities.
Short-Term Instruments and Temporary Investments.  The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include, but are not limited to: (i) shares of money market funds (including those advised by BFA or otherwise affiliated with BFA); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody's® Investors Service, Inc., “F-1” by Fitch Ratings, Inc., or “A-1” by S&P Global, Inc., a subsidiary of The McGraw-Hill Companies (“S&P Global Ratings”), or if unrated, of comparable quality as determined by BFA; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that have been determined to present minimal credit risks, in accordance with the requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BFA, are of comparable quality to obligations of U.S. banks that may be purchased by the Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
Sovereign Obligations.  The Fund may invest in sovereign obligations. An investment in sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign debt includes securities issued or guaranteed by a foreign sovereign government. The issuer of the sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. Similar to other issuers, changes to the financial condition or credit rating of a non-U.S. government may cause the value of a sovereign debt to decline. During periods of economic uncertainty, the market prices of sovereign debt obligations may be more volatile than prices of U.S. debt obligations, which may affect the Fund's NAV. In the past, certain emerging market countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts. Several sovereign issuers have experienced volatility and adverse trends due to concerns about rising government debt levels, including Greece, Ireland, Italy, Portugal and Spain.
A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrears on their debt. The failure of a sovereign debtor
7

to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.
Swap Agreements.  Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on a pre-determined underlying investment or notional amount. In return, the other party agrees to make periodic payments to the first party based on the return (or a differential in rate of return) earned or realized on the underlying investment or notional amount. Swap agreements will usually be performed on a net basis, with the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by the Fund.
The Fund may enter into currency, interest rate securities, commodity or index swaps. The use of such swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets.
Future Developments.  The Board may, in the future, authorize the Fund to invest in securities contracts and investments, other than those listed in this SAI and in the Prospectus, provided they are consistent with the Fund's investment objective and do not violate any of its investment restrictions or policies.
General Considerations and Risks
A discussion of some of the principal risks associated with an investment in the Fund is contained in the Prospectus.
An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of stocks in general, and other factors that affect the market. The order of the below risk factors does not indicate the significance of any particular risk factor.
Set forth below is more detailed information regarding the types of instruments in which the Fund may invest, strategies BFA may employ in pursuit of the Fund's investment objective and related risks (either directly or through the Fund's investments in the Subsidiary).
Borrowing Risk.  Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cause the Fund to incur interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.
Commodities Investment Risk.  Exposure to commodities markets may subject the Fund to greater volatility than investments in traditional securities. The commodities markets have experienced periods of extreme volatility. Similar future market conditions may result in rapid and substantial valuation increases or decreases in the Fund’s holdings.
The commodities markets may fluctuate widely based on a variety of factors. Movements in commodity investment prices are outside of the Fund's control and may not be anticipated by BFA. Price movements may be influenced by, among other things: governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; changing market and economic conditions; market liquidity; weather and climate conditions, including droughts and floods; livestock disease; changing supply and demand relationships and levels of domestic production and imported commodities; changes in storage costs; the availability of local, intrastate and interstate transportation systems; energy conservation; the success of exploration projects; changes in international balances of payments and trade; domestic and foreign rates of inflation; currency devaluations and revaluations; domestic and foreign political and economic events; domestic and foreign interest rates and/or investor expectations concerning interest rates; foreign currency/exchange rates; domestic and foreign governmental regulation and taxation; war, acts of terrorism and other political upheaval and conflicts; governmental expropriation; investment and trading activities of mutual funds, hedge funds and commodities funds; and changes in philosophies and emotions of market participants. The frequency and magnitude of such changes cannot be predicted.
8

The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities or natural resources may be produced in a limited number of countries and may be controlled by a small number of producers or groups of producers. As a result, political, economic, regulatory and supply-related events in such countries could have a disproportionate impact on the prices of such commodities.
A decrease in the production of a physical commodity or a decrease in the volume of such commodity available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of a commodity or commodity-related company that devotes a portion of its business to that commodity. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, governmental expropriation, political upheaval or conflicts or increased competition from alternative energy sources or commodity prices. Agricultural commodities may be adversely affected by weather or other natural phenomena, such as drought, floods and pests.
A sustained decline in demand for such commodities could also adversely affect the financial performance of commodity-related companies. Factors that could lead to a decline in demand include economic recession or other adverse economic conditions, higher taxes on commodities or increased governmental regulations, increases in fuel economy, consumer shifts to the use of alternative commodities or fuel sources, changes in commodity prices, or weather.
The commodity markets are subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions. U.S. futures exchanges and some foreign exchanges limit the amount of fluctuation in futures contract prices which may occur in a single business day (generally referred to as “daily price fluctuation limits”). The maximum or minimum price of a contract as a result of these limits is referred to as a “limit price.” If the limit price has been reached in a particular contract, no trades may be made beyond the limit price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.
Commodity-Linked Derivatives Risk.  The value of a commodity-linked derivative instrument typically is based upon the price movements of a commodity or an economic variable linked to such price movements. Therefore, the value of commodity-linked derivative instruments may be affected by changes in overall economic conditions, in interest rates, or factors affecting a particular commodity or industry, such as production, disease, climate conditions, supply or demand, politics, geopolitics, changes in international balance of payments and trade, currency devaluations and revaluations, market liquidity, and economic and regulatory developments. The prices of commodity-related investments may fluctuate quickly and dramatically and may or may not correlate to price movements in other asset classes, such as stocks, bonds and cash. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop. Commodity derivatives are subject to the risk that the counterparty to the transaction may default or otherwise fail to perform. The Fund’s use of commodity-linked derivatives can result in large amounts of financial leverage. Although the Fund will not borrow money in order to increase the amount of its trading, the low margin deposits normally required in futures trading permit a high degree of leverage on the investment itself. Accordingly, a relatively small price movement in a futures contract may result in immediate and substantial losses to the Fund. Like other leveraged investments, any trade may result in losses in excess of the amount invested. These factors and events could have a significant negative impact on the Fund.
Custody Risk.  Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets, and thus may be subject to limited or no government oversight. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems. Practices in relation to the settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because of the use of brokers and counterparties that are often less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence or undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with
9

other factors, could result in ownership registration being lost. In addition, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. The Fund would absorb any loss resulting from such custody problems and may have no successful claim for compensation.
Energy Commodities Risk.  Through its exposure to energy commodities, the Fund is subject to the risks of the energy sector and companies engaged in energy production and exploration. The energy sector and the price of energy commodity futures and other instruments may be adversely affected by changes to or trends that affect commodity prices, the imposition of import and export controls, and government regulations related to environmental protection, health and safety. Energy commodities have had significant price swings in recent years and may experience significant volatility. Energy commodities may also be subject to control by large producers or purchasers and their prices may fluctuate widely due to supply and demand. As a result, the price of an energy commodity could decline, which would negatively impact the Fund if it had exposure to that commodity. In addition, companies in the energy sector and the price of energy commodity futures may be impacted by economic conditions, technological developments, competition from alternative energy sources, and potential civil liabilities, such as environmental damage claims.
Illiquid Investments Risk.  The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. The liquidity of an investment will be determined based on relevant market, trading and investment specific considerations as set out in the Liquidity Program as required by the Liquidity Rule. Illiquid investments may trade at a discount to comparable, more liquid investments and the Fund may not be able to dispose of illiquid investments in a timely fashion or at their expected prices. If illiquid investments exceed 15% of the Fund’s net assets, the Liquidity Rule and the Liquidity Program will require that certain remedial actions be taken.
Investment Companies.  The Fund may invest in the securities of other investment companies (including money market funds) to the extent allowed by law. Under the 1940 Act, the Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company, and (iii) 10% of the Fund's total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies that are money market funds, including those advised by BFA or otherwise affiliated with BFA, in excess of the limits discussed above. Investment companies in which the Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by the Fund.
Operational Risk.  BFA and the Fund's other service providers may experience disruptions or operating errors such as processing errors or human errors, inadequate or failed internal or external processes, or systems or technology failures, that could negatively impact the Fund. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from the Fund’s in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. BFA, through its monitoring and oversight of service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for BFA or the other Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
Risk of Derivatives.  A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset, such as a security, a commodity (such as gold or silver), a currency or an index (a measure of value or rates, such as the S&P 500® or the prime lending rate). The Fund will invest in a combination of exchange-traded commodity futures contracts, exchange-traded options on futures contracts and exchange-cleared swaps. Compared to securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. Derivatives generally involve the incurrence of leverage. To address such leverage and to prevent the Fund from being deemed to have issued senior securities as a result of an investment in derivatives, the Fund will segregate liquid assets equal to its obligations under the derivatives throughout the life of the investment.
10

When a derivative is used as a hedge against a position that the Fund holds or is committed to purchase, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains, and in some cases, hedging can cause losses that are not offset by gains, and the Fund will recognize losses on both the investment and the hedge. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions, which entail additional transaction costs, will be effective.
Risk of Futures and Options on Futures Transactions.  There are several risks accompanying the utilization of futures contracts and options on futures contracts. A position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to deliver the instruments underlying the futures contracts it has sold.
The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered bond index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit.
Utilization of futures and options on futures by the Fund involves the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BFA as to anticipated trends, which predictions could prove to be incorrect.
Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.
Risk of Swap Agreements.  The risk of loss with respect to swaps is generally limited to the net amount of payments that the Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive).
The Fund is required to post and collect variation margin (comprised of specified liquid securities subject to haircuts) in connection with trading of OTC swaps. Initial margin requirements are in the process of being phased in, and the Fund may be subject to such requirements as early as September 2020. These requirements may raise the costs for the Fund’s investment in swaps.
Valuation Risk.  In certain circumstances, the Fund’s securities may be valued using techniques other than market quotations. The value established for a security may be different from what would be produced through the use of another methodology or if the value had been priced using market quotations. Securities that are valued using methods other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a security for the value established for it at any time, and it is possible that the Fund could incur a loss if a security is sold for less than its established value.
11

Risk of Investing in Developed Countries.  Many countries with developed markets have recently experienced significant economic pressures. These countries generally tend to rely on the services sectors (e.g., the financial services sector) as the primary source of economic growth and may be susceptible to the risks of individual service sectors. For example, companies in the financial services sector are subject to governmental regulation and, recently, government intervention, which may adversely affect the scope of their activities, the prices they can charge and amount of capital they must maintain. Recent dislocations in the financial sector and perceived or actual governmental influence over certain financial companies may lead to credit rating downgrades and, as a result, impact, among other things, revenue growth for such companies. If financial companies experience a prolonged decline in revenue growth, certain developed countries that rely heavily on financial companies as an economic driver may experience a correlative slowdown. Recently, new concerns have emerged with respect to the economic health of certain developed countries. These concerns primarily stem from heavy indebtedness of many developed countries and their perceived inability to continue to service high debt loads without simultaneously implementing stringent austerity measures. Such concerns have led to tremendous downward pressure on the economies of these countries. As a result, it is possible that interest rates on debt of certain developed countries may rise to levels that make it difficult for such countries to service such debt. Spending on health care and retirement pensions in most developed countries has risen dramatically over the last few years. Medical innovation, extended life expectancy and higher public expectations are likely to continue the increase in health care and pension costs. Any increase in health care and pension costs will likely have a negative impact on the economic growth of many developed countries. Certain developed countries rely on imports of certain key items, such as crude oil, natural gas, and other commodities. As a result, an increase in demand for, or price fluctuations of, certain commodities may negatively affect developed country economies. Developed market countries generally are dependent on the economies of certain key trading partners. Changes in any one economy may cause an adverse impact on several developed countries. In addition, heavy regulation of, among others, labor and product markets may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Such risks, among others, may adversely affect the value of the Fund’s investments.
Risk of Investing in Europe.  Investing in European countries may expose the Fund to the economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. The Fund makes investments in securities of issuers that are domiciled in, have significant operations in, or that are listed on at least one securities exchange within member states of the European Union (the “EU”). A number of countries within the EU are also members of the Economic and Monetary Union (the “eurozone”) and have adopted the euro as their currency. Eurozone membership requires member states to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Changes in import or export tariffs, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro and other currencies of certain EU countries which are not in the eurozone, the default or threat of default by an EU member state on its sovereign debt, and/or an economic recession in an EU member state may have a significant adverse effect on the economies of other EU member states and their trading partners. Although certain European countries are not in the eurozone, many of these countries are obliged to meet the criteria for joining the eurozone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including, but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect the Fund’s investments. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above. In addition, the credit ratings of certain European countries were downgraded in the past. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member states. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching and could adversely impact the value of the Fund’s investments in the region. The United Kingdom (the “U.K.”) will leave the EU (“Brexit”) on January 31, 2020, subject to a transitional period
12

ending December 31, 2020. During the transitional period, although the U.K. will no longer be a member state of the EU, it will remain subject to EU law and regulations as if it were still a member state. The U.K. and the EU are to negotiate the terms of their future trading relationship during the transitional period. Accordingly, the terms of such trading relationship remain uncertain. The outcome of such negotiations may give rise to significant uncertainties and instability in the financial markets as the U.K. negotiates the terms of its future relationship with the EU. The Fund will face risks associated with the potential uncertainty and consequences leading up to and that may follow Brexit, including with respect to volatility in exchange rates and interest rates. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit has also led to legal uncertainty and could lead to politically divergent national laws and regulations as a new relationship between the U.K. and EU is defined and the U.K. determines which EU laws to replace or replicate. Any of these effects of Brexit could adversely affect any of the companies to which the Fund has exposure and any other assets in which the Fund invests. The political, economic and legal consequences of Brexit are not yet fully known. In the short term, financial markets may experience heightened volatility, particularly those in the U.K. and Europe, but possibly worldwide. The U.K. and Europe may be less stable than they have been in recent years, and investments in the U.K. and the EU may be difficult to value, or subject to greater or more frequent rises and falls in value. In the longer term, there is likely to be a period of significant political, regulatory and commercial uncertainty as the U.K. seeks to negotiate its long-term exit from the EU and the terms of its future trading relationships.
Certain European countries have also developed increasingly strained relationships with the U.S., and if these relations were to worsen, they could adversely affect European issuers that rely on the U.S. for trade. Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, as well as governmental or other responses to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments of EU countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of the Fund's investments.
Risk of Investing in North America.  A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire North American region and on some or all of the North American countries in which the Fund invests.
The U.S. is Canada's and Mexico's largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the U.S. and Mexico, total merchandise trade among the three countries has increased. However, political developments in the U.S., including renegotiation of NAFTA and imposition of tariffs by the U.S., may have implications for the trade arrangements among the U.S., Mexico and Canada, which could negatively affect the value of securities held by the Fund. Policy and legislative changes in one country may have a significant effect on North American markets generally, as well as on the value of certain securities, including Commodity-Linked Investments, held by the Fund.
Proxy Voting Policy
For the Fund, the Board has delegated the voting of proxies for the Fund’s securities to BFA pursuant to the Fund's Proxy Voting Policy (the “iShares ETFs Proxy Voting Policy”), and BFA has adopted policies and procedures (the “BlackRock Proxy Voting Policies”) governing proxy voting by accounts managed by BFA, including the Fund.
Under the BlackRock Proxy Voting Policies, BFA will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. From time to time, a vote may present a conflict between the interests of the Fund’s shareholders, on the one hand, and those of BFA, or any affiliated person of the Fund or BFA, on the other. BFA maintains policies and procedures that are designed to prevent undue influence on BFA’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BFA, BFA’s affiliates, the Fund or the Fund’s affiliates. Most conflicts are managed through a structural separation of BFA’s Corporate Governance Group from BFA’s employees with sales and client responsibilities. In addition, BFA maintains procedures to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BFA’s relationship with the issuer of the proxy or the
13

dissident shareholder. In certain instances, BFA may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law.
Copies of the iShares ETFs Proxy Voting Policy, the BlackRock Global Proxy Voting Policies and the BlackRock U.S. Proxy Voting Policies are attached as Appendices A1, A2 and A3, respectively.
Information with respect to how proxies relating to the Fund's portfolio securities were voted during the 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Fund's website at www.iShares.com; and (ii) on the SEC’s website at www.sec.gov.
Portfolio Holdings Information
On each Business Day (as defined in the Creation and Redemption of Creation Units section of this SAI), prior to the opening of regular trading on the Fund’s primary listing exchange, the Fund discloses on its website (www.iShares.com) certain information relating to the portfolio holdings that will form the basis of the Fund’s next net asset value per share calculation.
In addition, certain information may also be made available to certain parties:
•	Communications of Data Files: The Fund may make available through the facilities of the National Securities Clearing Corporation (“NSCC”) or through posting on the www.iShares.com, prior to the opening of trading on each business day, a list of the Fund’s holdings (generally pro-rata) that Authorized Participants could deliver to the Fund to settle purchases of the Fund (i.e. Deposit Securities) or that Authorized Participants would receive from the Fund to settle redemptions of the Fund (i.e. Fund Securities). These files are known as the Portfolio Composition File and the Fund Data File (collectively, “Files”). The Files are applicable for the next trading day and are provided to the NSCC and/or posted on www.iShares.com after the close of markets in the U.S.
•	Communications with Authorized Participants and Liquidity Providers: Certain employees of BFA are responsible for interacting with Authorized Participants and liquidity providers with respect to discussing custom basket proposals as described in the Custom Baskets section of this SAI. As part of these discussions, these employees may discuss with an Authorized Participant or liquidity provider the securities the Fund is willing to accept for a creation, and securities that the Fund will provide on a redemption.
BFA employees may also discuss portfolio holdings-related information with broker/dealers, in connection with settling the Fund’s transactions, as may be necessary to conduct business in the ordinary course in a manner consistent with the disclosure in the Fund's current registration statements.
•	Communications with Listing Exchanges: From time to time, employees of BFA may discuss portfolio holdings information with the applicable primary listing exchange for the Fund as needed to meet the exchange listing standards.
•	Communications with Other Portfolio Managers: Certain information may be provided to employees of BFA who manage funds that invest a significant percentage of their assets in shares of an underlying fund as necessary to manage the fund’s investment objective and strategy.
•	Communication of Other Information: Certain explanatory information regarding the Files is released to Authorized Participants and liquidity providers on a daily basis, but is only done so after the Files are posted to www.iShares.com.
•	Third-Party Service Providers: Certain portfolio holdings information may be disclosed to Fund Trustees and their counsel, outside counsel for the Fund, auditors and to certain third-party service providers (i.e., fund administrator, custodian, proxy voting service) for which a non-disclosure, confidentiality agreement or other obligation is in place with such service providers, as may be necessary to conduct business in the ordinary course in a manner consistent with applicable policies, agreements with the Fund, the terms of the current registration statements and federal securities laws and regulations thereunder.
The Trust’s Chief Compliance Officer or his delegate may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures, subject to restrictions on selective disclosure imposed by applicable law. The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.
14

Investment Policies
The Board has adopted as fundamental policies the following numbered investment policies, which cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. A vote of a majority of the outstanding voting securities of the Fund is defined in the Investment Company Act as the lesser of (i) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. The Fund has also adopted certain non-fundamental investment policies, including its investment objective. Non-fundamental investment policies may be changed by the Board without shareholder approval. Therefore, the Fund may change its investment objective without shareholder approval.
Fundamental Investment Policies
The Fund may not:
1.	Concentrate its investments in a particular industry, as that term is used in the Investment Company Act , provided that the Fund will cause 25% or more of its total assets at the time of purchase to be invested in (i) equity securities issued by commodity-related companies, derivatives with exposure to commodity-related companies or investments in securities and derivatives linked to the underlying price movement of commodities, including but not limited to commodity-linked derivatives such as commodity-linked notes, commodity futures, forward contracts and swaps and other similar derivative instruments and investment vehicles that invest in commodities, or commodity-linked derivatives, and (ii) the industry or group of industries that constitutes the energy sector.
2.	Borrow money, except as permitted under the Investment Company Act.
3.	Issue senior securities to the extent such issuance would violate the Investment Company Act.
4.	Purchase or hold real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.
5.	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.
6.	Purchase or sell commodities or commodity contracts, except as permitted by the Investment Company Act.
7.	Make loans to the extent prohibited by the Investment Company Act.
Notations Regarding the Fund's Fundamental Investment Policies
The following notations are not considered to be part of the Fund’s fundamental investment policies and are subject to change without shareholder approval.
With respect to the fundamental policy relating to concentration set forth in (1) above, the Investment Company Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. The Fund will look to the reference asset underlying any derivative, including a participation note, when determining its industry classifications. For purposes of this limitation, the Fund will generally value derivative instruments at their notional value. It is possible that interpretations of concentration could change in the future. The policy in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to the Fund's industry classifications, the Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.
15

With respect to the fundamental policy relating to borrowing money set forth in (2) above, the Investment Company Act permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (The Fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the Investment Company Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the Investment Company Act restrictions. In accordance with SEC staff guidance and interpretations, when the Fund engages in such transactions, the Fund instead of maintaining asset coverage of at least 300%, may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). The policy in (2) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the Investment Company Act and to permit the Fund to segregate or earmark liquid assets or enter into offsetting positions in accordance with the Investment Company Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.
With respect to the fundamental policy relating to underwriting set forth in (5) above, the Investment Company Act does not prohibit the Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the Investment Company Act permits the Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Although it is not believed that the application of the 1933 Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy in (5) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.
With respect to the fundamental policy relating to lending set forth in (7) above, the Investment Company Act does not prohibit the Fund from making loans (including lending its securities); however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.
Non-Fundamental Investment Policies
The Fund has adopted a non-fundamental policy not to make short sales of securities or maintain a short position, except to the extent permitted by the Fund's Prospectus and SAI, as amended from time to time, and applicable law.
The Fund has adopted a non-fundamental policy not to purchase securities of other investment companies, except to the extent permitted by the Investment Company Act. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).
Unless otherwise indicated, all limitations under the Fund's fundamental or non-fundamental investment policies apply only at the time that a transaction is undertaken. Any change in the percentage of the Fund's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment until BFA determines that it is practicable to sell or close out the investment without undue market or tax consequences.
16

Continuous Offering
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all of the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange generally is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.
Management
Trustees and Officers.  The Board has responsibility for the overall management and operations of the Fund, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).
The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). The Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust, and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 366 funds as of February 28, 2020. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Fund's Trustees and officers may be found in this SAI, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).
17

Interested Trustees
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[1] (63)	Trustee (since 2011).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares Trust (since 2009).
Salim Ramji[2] (49)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares Trust (since 2019).

[1]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[2]	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
18

Independent Trustees
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (70)	Trustee (since 2011); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.
Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (64)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (65)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).
John E. Kerrigan (64)	Trustee (since 2011); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005).
19

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Drew E. Lawton (60)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).
John E. Martinez (58)	Trustee (since 2011); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares Trust (since 2003); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).
Madhav V. Rajan (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares Trust (since 2011).
Officers
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Armando Senra (48)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).
Trent Walker (45)	Treasurer and Chief Financial Officer (since 2020).	Managing Director of BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.
20

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Charles Park (52)	Chief Compliance Officer (since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (51)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (59)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (57)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).
The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee of the Board. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Fund's investment adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board member of the Fund and the other funds in the Trust (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Also, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve (or continue to serve) as a Trustee.
Robert S. Kapito has been a Trustee of the Trust since 2011. Mr. Kapito has also served as a Director of iShares, Inc., a Trustee of iShares Trust since 2009 and a Director of BlackRock, Inc. since 2006. Mr. Kapito served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. In addition, he has over 20 years of experience as part of BlackRock, Inc. and BlackRock’s predecessor entities. Mr. Kapito serves as President of BlackRock, Inc., and is a member of the Global Executive Committee and Chairman of the Global Operating Committee. He is responsible for day-to-day oversight of BlackRock's key operating units, including Investment Strategies, Client Businesses, Technology & Operations, and Risk & Quantitative Analysis. Prior to assuming his current responsibilities in 2007, Mr. Kapito served as Vice Chairman of BlackRock, Inc. and Head of BlackRock's Portfolio Management Group. In that role, he was responsible for overseeing all portfolio management within BlackRock, including the Fixed Income, Equity, Liquidity, and Alternative Investment Groups. Mr. Kapito serves as a member of the Board of Trustees of the University of Pennsylvania and the Harvard Business School Board of Dean’s Advisors. He has also been President of the Board of Directors for the Hope & Heroes Children's Cancer Fund since 2002. Mr. Kapito earned a BS degree in economics from the Wharton School of the University of Pennsylvania in 1979, and an MBA degree from Harvard Business School in 1983.
21

Salim Ramji has been a Trustee of the Trust since 2019. Mr. Ramji has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2019. Mr. Ramji is the Global Head of BlackRock’s ETF and Index Investments business. In addition, he is a member of BlackRock’s Global Executive Committee. Prior to assuming his current responsibilities in 2019, Mr. Ramji was Head of BlackRock's U.S. Wealth Advisory business, where he was responsible for leading BlackRock's relationships with wealth management firms and platforms, for distributing BlackRock's alpha-seeking and iShares investment capabilities and for the adoption of BlackRock's portfolio construction and digital wealth technologies to financial advisors. Mr. Ramji joined BlackRock in 2014, serving initially as the Global Head of Corporate Strategy. Prior to BlackRock, Mr. Ramji was a Senior Partner at McKinsey & Company, where he led the Asset and Wealth Management practice areas. He started his career as a corporate finance and mergers and acquisitions lawyer at Clifford Chance LLP in London and Hong Kong. He has served as a Trustee of Graham Windham, a New York-based child care agency, since 2007. Mr. Ramji earned a bachelor's degree in economics and politics from University of Toronto, a law degree, from Cambridge University and is a CFA charter holder.
Cecilia H. Herbert has been a Trustee of the Trust since 2011 and Chair of the Trust’s Board since 2016. Ms. Herbert has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2005, and Chair of each Board since 2016. Ms. Herbert served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. In addition, Ms. Herbert served as Trustee of the Forward Funds from 2009 to 2018 and Trustee of Salient Funds from 2015 to 2018. She has served since 1992 on the Investment Council of the Archdiocese of San Francisco and was Chair from 1994 to 2005. She has served as a member of the Finance, Technology and Quality Committees and Trustee of Stanford Health Care since 2016 and became Chair of the Finance Committee of Stanford Health Care in 2019. She has served as an Audit Committee member since 2018 and a Trustee of WNET, New York’s public media station, since 2011. She became a member of the Governing Council of the Independent Directors Forum in 2018 and joined the board of Thrivent Church Loan and Income Fund in 2019. She was President of the Board of Catholic Charities CYO, the largest social services agency in the San Francisco Bay Area, from 2007 to 2011 and a member of that board from 1992 to 2013. She previously served as Trustee of the Pacific Select Funds from 2004 to 2005 and Trustee of the Montgomery Funds from 1992 to 2003. She worked from 1973 to 1990 at J.P. Morgan/Morgan Guaranty Trust doing international corporate finance and corporate lending, retiring as Managing Director and Head of the West Coast Office. Ms. Herbert has been on numerous non-profit boards, chairing investment and finance committees. She holds a double major in economics and communications from Stanford University and an MBA from Harvard Business School.
Jane D. Carlin has been a Trustee of the Trust since 2015 and Chair of the Risk Committee since 2016. Ms. Carlin has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2015, and Chair of the Risk Committee of each Board since 2016. Ms. Carlin has served as a consultant since 2012 and formerly served as Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley from 2006 to 2012. In addition, Ms. Carlin served as Managing Director and Global Head of the Bank Operational Risk Oversight Department of Credit Suisse Group from 2003 to 2006. Prior to that, Ms. Carlin served as Managing Director and Deputy General Counsel of Morgan Stanley. Ms. Carlin has over 30 years of experience in the financial sector and has served in a number of legal, regulatory, and risk management positions. Ms. Carlin has served as a member of the Audit Committee and as a Director of The Hanover Insurance Group, Inc., each since 2016. Ms. Carlin served as a member of the Audit Committee from 2012 to 2018, Chair of the Nominating and Governance Committee from 2017 to 2018 and as an Independent Director on the Board of PHH Corporation from 2012 to 2018. She previously served as a Director on the Boards of Astoria Financial Corporation and Astoria Bank. Ms. Carlin was appointed by the United States Treasury to the Financial Services Sector Coordinating Council for Critical Infrastructure Protection and Homeland Security, where she served as Chairperson from 2010 to 2012 and Vice Chair and Chair of the Cyber Security Committee from 2009 to 2010. Ms. Carlin has a BA degree in political science from State University of New York at Stony Brook and a JD degree from Benjamin N. Cardozo School of Law.
Richard L. Fagnani has been a Trustee of the Trust since 2017 and Chair of the Audit Committee of the Trust since 2019. Mr. Fagnani has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2017, and Chair of the Audit Committee of each Board since 2019. Mr. Fagnani served as an Advisory Board Member of the Trust, iShares Trust and iShares, Inc. from April 2017 to June 2017. Mr. Fagnani served as a Senior Audit Partner at KPMG LLP from 2002 to 2016, most recently as the U.S. asset management audit practice leader responsible for setting strategic direction and execution of the operating plan for the asset management audit practice. In addition, from 1977 to 2002, Mr. Fagnani served as an Audit Partner at Andersen LLP, where he developed and managed the asset management audit practice in the Philadelphia office. Mr. Fagnani served as a Trustee on the Board of the Walnut Street Theater in Philadelphia from 2009 to 2014 and as a member of the School of Business Advisory Board at LaSalle University from 2006 to 2014. Mr. Fagnani has a BS degree in Accounting from LaSalle University.
22

John E. Kerrigan has been a Trustee of the Trust since 2011 and Chair of the Equity Plus and Nominating and Governance Committees of the Trust since 2019. Mr. Kerrigan has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2005, and Chair of the Equity Plus and Nominating and Governance Committees of each Board since 2019. Mr. Kerrigan served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Kerrigan has served as Chief Investment Officer of Santa Clara University since 2002. Mr. Kerrigan was formerly a Managing Director at Merrill Lynch & Co., including the following responsibilities: Managing Director, Institutional Client Division, Western United States. Mr. Kerrigan has been a Director, since 1999, of The BASIC Fund (Bay Area Scholarships for Inner City Children). Mr. Kerrigan has a BA degree from Boston College and is a Chartered Financial Analyst Charterholder.
Drew E. Lawton has been a Trustee of the Trust since 2017 and Chair of the 15(c) Committee of the Trust since 2017. Mr. Lawton has also served as a Director of iShares, Inc., a Trustee of iShares Trust, and Chair of the 15(c) Committee of each Board since 2017. Mr. Lawton also served as an Advisory Board Member of the Trust, iShares, Inc. and iShares Trust from 2016 to 2017. Mr. Lawton served as Director of Principal Funds, Inc., Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds from March 2016 to October 2016. Mr. Lawton served in various capacities at New York Life Insurance Company from 2010 to 2015, most recently as a Senior Managing Director and Chief Executive Officer of New York Life Investment Management. From 2008 to 2010, Mr. Lawton was the President of Fridson Investment Advisors, LLC. Mr. Lawton previously held multiple roles at Fidelity Investments from 1997 to 2008. Mr. Lawton has a BA degree in Administrative Science from Yale University and an MBA from University of North Texas.
John E. Martinez has been a Trustee of the Trust since 2011 and Chair of the Securities Lending Committee of the Trust since 2019. Mr. Martinez has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2003, and Chair of the Securities Lending Committee of each Board since 2019. Mr. Martinez served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Martinez is a Director of Real Estate Equity Exchange, Inc., providing governance oversight and consulting services to this privately held firm that develops products and strategies for homeowners in managing the equity in their homes. Mr. Martinez currently serves as a Board member for the Cloudera Foundation, whose mission is to apply Cloudera’s data science expertise and discipline to solve global social problems. Mr. Martinez previously served as Director of Barclays Global Investors (“BGI”) UK Holdings, where he provided governance oversight representing BGI’s shareholders (Barclays PLC, BGI management shareholders) through oversight of BGI’s worldwide activities. Mr. Martinez also previously served as Co-Chief Executive Officer of the Global Index and Markets Group of BGI, Chairman of Barclays Global Investor Services and Chief Executive Officer of the Capital Markets Group of BGI. From 2003 to 2012, he was a Director and Executive Committee Member for Larkin Street Youth Services, providing governance oversight and strategy development to an agency that provides emergency and transitional housing, healthcare, education, job and life skills training to homeless youth. He now serves on the Larkin Street Honorary Board. From 2012 to 2016, Mr. Martinez served as a Director for Reading Partners, an organization committed to making all children literate through one-on-one tutoring of students in grades K-4 who are not yet reading at grade level. Mr. Martinez has an AB degree in economics from The University of California, Berkeley and holds an MBA degree in finance and statistics from The University of Chicago Booth School of Business.
Madhav V. Rajan has been a Trustee of the Trust since 2011 and Chair of the Fixed Income Plus Committee of the Trust since 2019. Mr. Rajan has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2011, and Chair of the Fixed Income Plus Committee of each Board since 2019. Mr. Rajan served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2011 to 2015. Mr. Rajan is the Dean and George Pratt Shultz Professor of Accounting at the University of Chicago Booth School of Business. From 2001 to 2017, Mr. Rajan was the Robert K. Jaedicke Professor of Accounting at the Stanford University Graduate School of Business. In April 2017, he received the school’s Robert T. Davis Award for Lifetime Achievement and Service. He has taught accounting for over 25 years to undergraduate, MBA and law students, as well as to senior executives. From 2010 to 2016, Mr. Rajan served as the Senior Associate Dean for Academic Affairs and head of the MBA Program at the Stanford University Graduate School of Business. Mr. Rajan served as editor of “The Accounting Review” from 2002 to 2008 and is co-author of “Cost Accounting: A Managerial Emphasis,” a leading cost accounting textbook. From 2013 to 2018, Mr. Rajan served on the Board of Directors of Cavium Inc., a semiconductor company. Mr. Rajan holds MS and PhD degrees in Accounting from Carnegie Mellon University.
Board – Leadership Structure and Oversight Responsibilities
Overall responsibility for oversight of the Fund rests with the Board. The Board has engaged BFA to manage the Fund on a day-to-day basis. The Board is responsible for overseeing BFA and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The
23

Board is currently composed of nine members, seven of whom are Independent Trustees. The Board currently conducts regular in person meetings four times a year. In addition, the Board frequently holds special in person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees meet regularly outside the presence of management, in executive session or with other service providers to the Trust.
The Board has appointed an Independent Trustee to serve in the role of Board Chair. The Board Chair’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Board Chair may also perform such other functions as may be delegated by the Board from time to time. The Board has established seven standing Committees: a Nominating and Governance Committee, an Audit Committee, a 15(c) Committee, a Securities Lending Committee, a Risk Committee, an Equity Plus Committee and a Fixed Income Plus Committee to assist the Board in the oversight and direction of the business and affairs of the Fund, and from time to time the Board may establish ad hoc committees or informal working groups to review and address the policies and practices of the Fund with respect to certain specified matters. The Chair of each standing Committee is an Independent Trustee. The role of the Chair of each Committee is to preside at all meetings of the Committee and to act as a liaison with service providers, officers, attorneys and other Trustees between meetings. Each standing Committee meets regularly to conduct the oversight functions delegated to the Committee by the Board and reports its finding to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and it allocates areas of responsibility among committees of Independent Trustees and the full Board to enhance effective oversight.
Day-to-day risk management with respect to the Fund is the responsibility of BFA or other service providers (depending on the nature of the risk), subject to the supervision of BFA. The Fund is subject to a number of risks, including investment, compliance, operational, reputational, counterparty and valuation risks, among others. While there are a number of risk management functions performed by BFA and other service providers, as applicable, it is not possible to identify and eliminate all of the risks applicable to the Fund. The Trustees have an oversight role in this area, satisfying themselves that risk management processes and controls are in place and operating effectively. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. In some cases, risk management issues are specifically addressed in presentations and discussions. For example, BFA has an independent dedicated Risk and Quantitative Analysis Group (“RQA”) that assists BFA in managing fiduciary and corporate risks, including investment, operational, counterparty credit and enterprise risk. Representatives of RQA meet with the Board to discuss their analysis and methodologies, as well as specific risk topics such as operational and counterparty risks relating to the Fund. The Board, directly or through a committee, also reviews reports from, among others, management and the independent registered public accounting firm for the Trust, as appropriate, regarding risks faced by the Fund and management’s risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Trust's compliance program, including assessments by independent third parties, and reports to the Board regarding compliance matters for the Trust and its principal service providers. In testing and maintaining the compliance program, the Chief Compliance Officer (and his or her delegates) assesses key compliance risks affecting the Fund, and addresses them in periodic reports to the Board. In addition, the Audit Committee meets with both the Fund's independent registered public accounting firm and BFA’s internal audit group to review risk controls in place that support the Fund as well as test results. Board oversight of risk is also performed as needed between meetings through communications between BFA and the Board. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities. From time to time, the Board may modify the manner in which it conducts risk oversight. The Board’s oversight role does not make it a guarantor of the Fund's investment performance or other activities.
Committees of the Board of Trustees.  The members of the Audit Committee are Richard L. Fagnani (Chair), John E. Kerrigan and Madhav V. Rajan, each of whom is an Independent Trustee. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (ii) in its oversight of the Trust's financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal controls, compliance controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met eight times during the fiscal year ended October 31, 2019.
24

The members of the Nominating and Governance Committee are John E. Kerrigan (Chair), Madhav V. Rajan and Drew E. Lawton, each of whom is an Independent Trustee. The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board and recommends appointments to the Advisory Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Board Chair; (v) periodic review of the Board's retirement policy; and (vi) recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Board, Board Chair and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nominations recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee met one time during the fiscal year ended October 31, 2019.
Each Independent Trustee serves on the 15(c) Committee. The Chair of the 15(c) Committee is Drew E. Lawton. The principal responsibilities of the 15(c) Committee are to support, oversee and organize on behalf of the Board the process for the annual review and renewal of the Trust's advisory and sub-advisory agreements. These responsibilities include: (i) meeting with BlackRock, Inc. in advance of the Board meeting at which the Trust's advisory and sub-advisory agreements are to be considered to discuss generally the process for providing requested information to the Board and the format in which information will be provided; and (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to evaluate the investment advisory and sub-advisory agreements of the Trust. The 15(c) Committee met three times during the fiscal year ended October 31, 2019.
The members of the Securities Lending Committee are John E. Martinez (Chair), Jane D. Carlin and Drew E. Lawton, each of whom is an Independent Trustee. The principal responsibilities of the Securities Lending Committee are to support, oversee and organize on behalf of the Board the process for oversight of the Trust's securities lending activities. These responsibilities include: (i) requesting that certain information be provided to the Committee for its review and consideration prior to such information being provided to the Board; (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to oversee the Trust's securities lending activities and make required findings and approvals; and (iii) providing a recommendation to the Board regarding the annual approval of the Trust's Securities Lending Guidelines and the required findings with respect to, and annual approval of, the Trust's agreement with the securities lending agent. The Securities Lending Committee met six times during the fiscal year ended October 31, 2019.
The members of the Equity Plus Committee are John E. Kerrigan (Chair), John E. Martinez and Drew E. Lawton, each of whom is an Independent Trustee. The principal responsibilities of the Equity Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for equity funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Equity Plus Committee met four times during the fiscal year ended October 31, 2019.
The members of the Fixed Income Plus Committee are Madhav V. Rajan (Chair), Jane D. Carlin and Richard L. Fagnani, each of whom is an Independent Trustee. The principal responsibilities of the Fixed Income Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for fixed-income or multi-asset funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Fixed Income Plus Committee met four times during the fiscal year ended October 31, 2019.
The members of the Risk Committee are Jane D. Carlin (Chair), Richard L. Fagnani and John E. Martinez, each of whom is an Independent Trustee. The principal responsibility of the Risk Committee is to consider and organize on behalf of the Board
25

risk related matters of the Fund so the Board may most effectively structure itself to oversee them. The Risk Committee commenced on January 1, 2016. The Risk Committee met eight times during the fiscal year ended October 31, 2019.
As the Chair of the Board, Cecilia H. Herbert may serve as an ex-officio member of each Committee.
The following table sets forth, as of December 31, 2019, the dollar range of equity securities beneficially owned by each Trustee in the Fund and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust. If a fund is not listed below, the Trustee did not own any securities in that fund as of the date indicated above:
Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Robert S. Kapito	None	None	None

Salim Ramji[1]	iShares Commodities Select Strategy ETF	$10,001-$50,000	Over $100,000
	iShares Core MSCI Emerging Markets ETF	Over $100,000
	iShares Core MSCI Total International Stock ETF	$1-$10,000
	iShares Core S&P 500 ETF	$1-$10,000
	iShares Core S&P Total U.S. Stock Market ETF	$1-$10,000
	iShares Expanded Tech Sector ETF	$1-$10,000
	iShares Expanded Tech-Software Sector ETF	$1-$10,000
	iShares MSCI USA ESG Select ETF	$1-$10,000
	iShares North American Natural Resources ETF	$10,001-$50,000
	iShares Robotics and Artificial Intelligence Multisector ETF	$1-$10,000
	iShares TIPS Bond ETF	$10,001-$50,000

Cecilia H. Herbert	iShares California Muni Bond ETF	Over $100,000	Over $100,000
	iShares China Large-Cap ETF	$50,001-$100,000
	iShares Core Dividend Growth ETF	$50,001-$100,000
	iShares Core MSCI Emerging Markets ETF	$1-$10,000
	iShares Core MSCI Total International Stock ETF	$10,001-$50,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Core S&P U.S. Growth ETF	$50,001-$100,000
	iShares Core S&P U.S. Value ETF	$50,001-$100,000
	iShares iBoxx $ High Yield Corporate Bond ETF	$10,001-$50,000
	iShares International Select Dividend ETF	$1-$10,000
	iShares MSCI EAFE ETF	$1-$10,000
	iShares MSCI Japan ETF	$10,001-$50,000
	iShares National Muni Bond ETF	$10,001-$50,000
	iShares Preferred and Income Securities ETF	$10,001-$50,000

26

Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Jane D. Carlin	iShares 1-3 Year Treasury Bond ETF	$50,001-$100,000	Over $100,000
	iShares Core MSCI Emerging Markets ETF	$10,001-$50,000
	iShares Core MSCI Total International Stock ETF	Over $100,000
	iShares Core S&P Mid-Cap ETF	$10,001-$50,000
	iShares Core S&P Small-Cap ETF	Over $100,000
	iShares Core U.S. Aggregate Bond ETF	Over $100,000
	iShares Edge MSCI Min Vol USA ETF	$50,001-$100,000
	iShares Global Tech ETF	$10,001-$50,000
	iShares MSCI ACWI ETF	Over $100,000
	iShares MSCI ACWI ex U.S. ETF	$50,001-$100,000
	iShares MSCI EAFE Small-Cap ETF	$10,001-$50,000
	iShares MSCI Emerging Markets Small-Cap ETF	$10,001-$50,000
	iShares Select Dividend ETF	$10,001-$50,000
	iShares Ultra Short-Term Bond ETF	Over $100,000

Richard L. Fagnani	iShares Core MSCI EAFE ETF	$10,001-$50,000	Over $100,000
	iShares Core S&P 500 ETF	$10,001-$50,000
	iShares Core S&P Small-Cap ETF	$10,001-$50,000
	iShares Edge MSCI Multifactor Emerging Markets ETF	$10,001-$50,000
	iShares Edge MSCI USA Value Factor ETF	$10,001-$50,000
	iShares Exponential Technologies ETF	$10,001-$50,000
	iShares Global Clean Energy ETF	$10,001-$50,000
	iShares MSCI EAFE Value ETF	$10,001-$50,000
	iShares MSCI Emerging Markets Small-Cap ETF	$10,001-$50,000
	iShares Robotics and Artificial Intelligence Multisector ETF	$10,001-$50,000
	iShares S&P Small-Cap 600 Value ETF	$10,001-$50,000
	iShares Select Dividend ETF	$10,001-$50,000
	iShares U.S. Financials ETF	$10,001-$50,000

John E. Kerrigan	iShares MSCI ACWI ex U.S. ETF	Over $100,000	Over $100,000

Drew E. Lawton	iShares 0-5 Year High Yield Corporate Bond ETF	Over $100,000	Over $100,000
	iShares Core Dividend Growth ETF	$50,001-$100,000
	iShares Core MSCI Total International Stock ETF	$50,001-$100,000
	iShares Core S&P Total U.S. Stock Market ETF	Over $100,000
27

Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares Exponential Technologies ETF	Over $100,000
	iShares MSCI Frontier 100 ETF	$1-$10,000
	iShares Nasdaq Biotechnology ETF	$50,001-$100,000
	iShares Short Maturity Bond ETF	Over $100,000
	iShares Ultra Short-Term Bond ETF	Over $100,000

John E. Martinez	iShares Core 5-10 Year USD Bond ETF	Over $100,000	Over $100,000
	iShares Core International Aggregate Bond ETF	Over $100,000
	iShares Global Consumer Staples ETF	Over $100,000
	iShares Interest Rate Hedged Long-Term Corporate Bond ETF	Over $100,000
	iShares Intermediate-Term Corporate Bond ETF	Over $100,000
	iShares MSCI EAFE ETF	Over $100,000
	iShares Russell 1000 ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000

Madhav V. Rajan	iShares Broad USD High Yield Corporate Bond ETF	Over $100,000	Over $100,000
	iShares Core Dividend Growth ETF	Over $100,000
	iShares Core High Dividend ETF	Over $100,000
	iShares Core MSCI EAFE ETF	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Mortgage Real Estate ETF	Over $100,000
	iShares Preferred and Income Securities ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000
	iShares Select Dividend ETF	Over $100,000
	iShares Short-Term Corporate Bond ETF	Over $100,000
	iShares Short Maturity Bond ETF	Over $100,000
	iShares Ultra Short-Term Bond ETF	Over $100,000

[1]	Appointed to serve as an Interested Trustee effective June 19, 2019.
As of December 31, 2019, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of BFA (the Fund's investment adviser), the Distributor or any person controlling, controlled by or under common control with BFA or the Distributor.
Remuneration of Trustees and Advisory Board Members.  Effective January 1, 2020, each current Independent Trustee is paid an annual retainer of $395,000 for his or her services as a Board member to the BlackRock-advised Funds in the Exchange-Traded Fund Complex, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings. The annual retainer for services as an Advisory Board Member is
28

the same as the annual retainer for services as a Board member.  The Independent Chair of the Board is paid an additional annual retainer of $80,000. The Chair of each of the Equity Plus Committee, Fixed Income Plus Committee, Securities Lending Committee, Risk Committee, Nominating and Governance Committee and 15(c) Committee is paid an additional annual retainer of $25,000. The Chair of the Audit Committee is paid an additional annual retainer of $40,000. Each Independent Trustee that served as a director of subsidiaries of the Exchange-Traded Fund Complex is paid an additional annual retainer of $10,000 (plus an additional $1,765 paid annually to compensate for taxes due in the Republic of Mauritius in connection with such Trustee’s service on the boards of certain Mauritius-based subsidiaries).
The table below sets forth the compensation earned by each Independent Trustee and Interested Trustee for services to the Fund for the fiscal year ended October 31, 2019 and the aggregate compensation paid to them for services to the Exchange-Traded Fund Complex for the calendar year ended December 31, 2019.
Name	iShares Commodities Select Strategy ETF	Pension or Retirement Benefits Accrued As Part of Trust Expenses[4]	Estimated Annual Benefits Upon Retirement[4]	Total Compensation From the Fund and Fund Complex[5]
Independent Trustees:

Jane D. Carlin	$131	Not Applicable	Not Applicable	$395,000
Richard L. Fagnani	134	Not Applicable	Not Applicable	421,764
Cecilia H. Herbert	150	Not Applicable	Not Applicable	$450,000
Charles A. Hurty[1]	42	Not Applicable	Not Applicable	N/A
John E. Kerrigan	136	Not Applicable	Not Applicable	420,000
Drew E. Lawton	131	Not Applicable	Not Applicable	406,764
John E. Martinez	131	Not Applicable	Not Applicable	395,000
Madhav V. Rajan	131	Not Applicable	Not Applicable	395,000

Interested Trustees:

Robert S. Kapito	$0	Not Applicable	Not Applicable	$0
Salim Ramji[2]	0	Not Applicable	Not Applicable	0
Mark K. Wiedman[3]	0	Not Applicable	Not Applicable	0

1
Served as an Independent Trustee through December 31, 2018.
2
Appointed to serve as an Interested Trustee effective June 19, 2019.
3
Served as an Interested Trustee through June 19, 2019.
4
No Trustee or officer is entitled to any pension or retirement benefits from the Trust.
[5]	Also includes compensation for service on the Board of Trustees of iShares Trust and the Board of Directors of iShares, Inc.
Control Persons and Principal Holders of Securities.
The Trustees and officers of the Trust collectively owned less than 1% of the Fund's outstanding shares as of January 31, 2020.
Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants (as defined below), as of January 31, 2020, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of the Fund were as follows:
Name and Address	Percentage of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	61.12%
29

Name and Address	Percentage of Ownership
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	12.83%
Potential Conflicts of Interest.  The PNC Financial Services Group, Inc. (“PNC”), through a subsidiary, has a significant economic interest in BlackRock, Inc., the parent of BFA, the Fund's investment adviser. Certain activities of BFA, BlackRock, Inc. and the other subsidiaries of BlackRock, Inc. (collectively referred to in this section as “BlackRock”) and PNC and its subsidiaries (collectively referred to in this section as the “Entities”), and their respective directors, officers and employees, with respect to the Fund and/or other accounts managed by BlackRock or Entities, may give rise to actual or perceived conflicts of interest such as those described below.
BlackRock is one of the world's largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock, PNC and their respective subsidiaries and each of their respective directors, officers and employees, including, in the case of BlackRock, the business units or entities and personnel who may be involved in the investment activities and business operations of the Fund, are engaged worldwide in businesses, including managing equities, fixed-income securities, cash and alternative investments, and banking and other financial services, and have interests other than that of managing the Fund. These are considerations of which investors in the Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These businesses and interests include potential multiple advisory, transactional, financial and other relationships with, or interests in, companies and interests in securities or other instruments that may be purchased or sold by the Fund.
BlackRock and the Entities have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. BlackRock and the Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case, for the accounts of clients and, in some cases, on a proprietary basis. As such, BlackRock and the Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Fund invests, which could have an adverse impact on the Fund's performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of the Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.
When BlackRock seeks to purchase or sell the same assets for managed accounts, including the Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for the Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or the Entities may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund, particularly, but not limited to, with respect to small-capitalization, emerging market or less liquid strategies. This may occur with respect to BlackRock-advised accounts when investment decisions regarding the Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.
Conflicts may also arise because portfolio decisions regarding the Fund may benefit other accounts managed by BlackRock. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) BlackRock or its other accounts or funds, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) BlackRock or its other accounts or funds. In addition, to the extent permitted by applicable law, the Fund may invest its assets in other funds advised by BlackRock, including funds that are managed by one or more of the same portfolio
30

managers, which could result in conflicts of interest relating to asset allocation, timing of Fund purchases and redemptions, and increased remuneration and profitability for BlackRock, and/or its personnel, including portfolio managers.
In certain circumstances, BlackRock, on behalf of the Fund, may seek to buy from or sell securities to another fund or account advised by BlackRock. BlackRock may (but is not required to) effect purchases and sales between BlackRock clients (“cross trades”), including the Fund, if BlackRock believes such transactions are appropriate based on each party's investment objectives and guidelines, subject to applicable law and regulation. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit BlackRock’s decision to engage in these transactions for the Fund. BlackRock may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions. On any occasion when the Fund participates in a cross trade, BlackRock will comply with procedures adopted under applicable rules and SEC guidance.
BlackRock and the Entities and their respective clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund's investments may be negatively impacted by the activities of BlackRock or the Entities or their respective clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.
The results of the Fund’s investment activities may differ significantly from the results achieved by BlackRock for its proprietary accounts or other accounts (including investment companies or collective investment vehicles) which it manages or advises. It is possible that one or more accounts managed or advised by BlackRock and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more proprietary or other accounts managed or advised by BlackRock achieve significant profits. The opposite result is also possible.
From time to time, the Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual requirements applicable to BlackRock or one or more Entities or other accounts managed or advised by BlackRock or an Entity for clients worldwide, and/or the internal policies of BlackRock and the Entities designed to comply with such requirements. As a result, there may be periods, for example, when BlackRock will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Entities are performing services or when position limits have been reached. For example, the investment activities of BlackRock or one or more Entities for their proprietary accounts and accounts under their management may limit the investment opportunities for the Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.
In connection with its management of the Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by BlackRock. BlackRock will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, BlackRock will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock, or the activities or strategies used for accounts managed by BlackRock or other client accounts could conflict with the transactions and strategies employed by BlackRock in managing the Fund.
The Fund may be included in investment models developed by BlackRock for use by clients and financial advisors. To the extent clients invest in these investment models and increase the assets under management of the Fund, the investment management fee amounts paid by the Fund to BlackRock may also increase. The price, availability and liquidity of the Fund may be impacted by purchases and redemptions of the Fund by model-driven investment portfolios.
In addition, certain principals and certain employees of the Fund’s investment adviser are also principals or employees of other business units or entities within BlackRock. As a result, these principals and employees may have obligations to such other business units or entities or their clients and such obligations to other business units or entities or their clients may be a consideration of which investors in the Fund should be aware.
BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which clients of BlackRock or an Entity, or, to the extent permitted by the SEC and applicable law, BlackRock or an Entity, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of
31

the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of BlackRock or an Entity.
BlackRock or one or more Entities may also create, write or issue derivatives for their clients, the underlying securities, currencies or instruments in which the Fund may invest or which may be based on the performance of the Fund. BlackRock has entered into an arrangement with Markit Indices Limited, the index provider for underlying fixed-income indexes used by certain iShares funds, related to derivative fixed-income products that are based on such iShares funds. BlackRock will receive certain payments for licensing intellectual property belonging to BlackRock and for facilitating the provision of data in connection with such derivative products, which may include payments based on the trading volumes of, or revenues generated by, the derivative products. Other funds and accounts managed by BlackRock may from time to time transact in such derivative products, which could contribute to the viability of such derivative products by making them more appealing to funds and accounts managed by third parties, and in turn lead to increased payments to BlackRock. Trading activity in such derivative products could also potentially lead to increased purchase activity with respect to these iShares funds and increased assets under management for BlackRock.
The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by BlackRock or one or more Entities and may also enter into transactions with other clients of BlackRock or an Entity where such other clients have interests adverse to those of the Fund.
At times, these activities may cause business units or entities within BlackRock or an Entity to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent such transactions are permitted, the Fund will deal with BlackRock and/or Entities on an arm’s-length basis.
To the extent authorized by applicable law, BlackRock or one or more Entities may act as broker, dealer, agent, lender or adviser, futures commission merchants or in other commercial capacities for the Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by BlackRock or an Entity will be in its view commercially reasonable, although BlackRock and each Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to BlackRock or the Entity and such sales personnel, which may have an adverse effect on the Fund. Index based funds also may use an index provider that is affiliated with another service provider of the Fund or BlackRock that acts as a broker, dealer, agent, lender or in other commercial capacities for the Fund or BlackRock.
Subject to applicable law, BlackRock and the Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Fund as broker, dealer, agent, lender, adviser, futures commission merchants or in other commercial capacities. No accounting to the Fund or its shareholders will be required, and no fees or other compensation payable by the Fund or its shareholders will be reduced by reason of receipt by BlackRock or an Entity of any such fees or other amounts.
When BlackRock or an Entity acts as broker, dealer, agent, adviser, futures commission merchants or in other commercial capacities in relation to the Fund, BlackRock or the Entity may take commercial steps in its own interests, which may have an adverse effect on the Fund. The Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. BlackRock will not have any obligation to allow its credit to be used in connection with the Fund's establishment of its business relationships, nor is it expected that the Fund's counterparties will rely on the credit of BlackRock in evaluating the Fund's creditworthiness.
BTC, an affiliate of BFA pursuant to SEC exemptive relief, acts as securities lending agent to, and receives a share of securities lending revenues from, the Fund. BlackRock will also receive compensation for managing the reinvestment of the cash collateral from securities lending. There are potential conflicts of interests in managing a securities lending program, including but not limited to: (i) BlackRock as securities lending agent may have an incentive to increase or decrease the amount of securities on loan or to lend particular securities in order to generate additional risk-adjusted revenue for BlackRock and its affiliates; and (ii) BlackRock as securities lending agent may have an incentive to allocate loans to clients that would provide more revenue to BlackRock. As described further below, BlackRock seeks to mitigate this conflict by providing its securities lending clients with equal lending opportunities over time in order to approximate pro rata allocation.
32

As part of its securities lending program, BlackRock indemnifies certain clients and/or funds against a shortfall in collateral in the event of borrower default. BlackRock’s RQA calculates, on a regular basis, BlackRock’s potential dollar exposure to the risk of collateral shortfall upon counterparty default (“shortfall risk”) under the securities lending program for both indemnified and non-indemnified clients. On a periodic basis, RQA also determines the maximum amount of potential indemnified shortfall risk arising from securities lending activities (“indemnification exposure limit”) and the maximum amount of counterparty-specific credit exposure (“credit limits”) BlackRock is willing to assume as well as the program’s operational complexity. RQA oversees the risk model that calculates projected shortfall values using loan-level factors such as loan and collateral type and market value as well as specific borrower counterparty credit characteristics. When necessary, RQA may further adjust other securities lending program attributes by restricting eligible collateral or reducing counterparty credit limits. As a result, the management of the indemnification exposure limit may affect the amount of securities lending activity BlackRock may conduct at any given point in time and impact indemnified and non-indemnified clients by reducing the volume of lending opportunities for certain loans (including by asset type, collateral type and/or revenue profile).
BlackRock uses a predetermined systematic process in order to approximate pro rata allocation over time. In order to allocate a loan to a portfolio: (i) BlackRock as a whole must have sufficient lending capacity pursuant to the various program limits (i.e., indemnification exposure limit and counterparty credit limits); (ii) the lending portfolio must hold the asset at the time a loan opportunity arrives; and (iii) the lending portfolio must also have enough inventory, either on its own or when aggregated with other portfolios into one single market delivery, to satisfy the loan request. In doing so, BlackRock seeks to provide equal lending opportunities for all portfolios, independent of whether BlackRock indemnifies the portfolio. Equal opportunities for lending portfolios does not guarantee equal outcomes. Specifically, short and long-term outcomes for individual clients may vary due to asset mix, asset/liability spreads on different securities, and the overall limits imposed by the firm.
Purchases and sales of securities and other assets for the Fund may be bunched or aggregated with orders for other BlackRock client accounts, including with accounts that pay different transaction costs solely due to the fact that they have different research payment arrangements. BlackRock, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable or required, or in cases involving client direction.
Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.
Subject to applicable law, BlackRock may select brokers (including, without limitation, certain Entities) that furnish BlackRock, the Fund, other BlackRock client accounts or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock's view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and OTC transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Fund and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other BlackRock client accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.
BlackRock does not currently enter into arrangements to use the Fund's assets for, or participate in, soft dollars, although BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by
33

BlackRock. BlackRock, unless prohibited by applicable law, may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock, unless prohibited by applicable law, may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.
BlackRock may utilize certain electronic crossing networks (“ECNs”) (including, without limitation, ECNs in which BlackRock or an Entity has an investment or other interest, to the extent permitted by applicable law) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Fund. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.
BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with BlackRock's fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or an Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see the Proxy Voting Policy section of this SAI.
It is also possible that, from time to time, BlackRock or an Entity may, subject to compliance with applicable law, purchase and hold shares of the Fund. Increasing the Fund’s assets may enhance liquidity, investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. BlackRock and the Entities reserve the right, subject to compliance with applicable law, to sell into the market or redeem in Creation Units through an Authorized Participant at any time some or all of the shares of the Fund acquired for their own accounts. A large sale or redemption of shares of the Fund by BlackRock or an Entity could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's liquidity, investment flexibility, portfolio diversification, expense ratio or ability to comply with the listing requirements for the Fund. BlackRock seeks to consider the effect of redemptions on the Fund and other shareholders in deciding whether to redeem its shares but is not obligated to do so and may elect not to do so.
It is possible that the Fund may invest in securities of, or engage in transactions with, companies with which an Entity has developed or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or an Entity has significant debt or equity investments or other interests or in which an Entity makes a market. The Fund may also invest in issuances (such as structured notes) by entities for which BlackRock provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in transactions with, companies to which an Entity provides or may in the future provide research coverage. Such investments or transactions could cause conflicts between the interests of the Fund and the interests of BlackRock, other clients of BlackRock or an Entity. In making investment decisions for the Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any unit of BlackRock in the course of these activities. In addition, from time to time, the activities of BlackRock or an Entity may limit the Fund's flexibility in purchases and sales of securities. When an Entity is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund. As indicated below, BlackRock or an Entity may engage in transactions with companies in which BlackRock-advised funds or other clients of BlackRock or of an Entity have an investment.
BlackRock and Chubb Limited (“Chubb”), a public company whose securities are held by BlackRock-advised funds and other accounts, partially funded the creation of a re-insurance company (“Re Co”) pursuant to which each has approximately a 9.9% ownership interest and each has representation on the board of directors. Certain employees and executives of BlackRock have a less than ½ of 1% ownership interest in Re Co. BlackRock manages the investment portfolio of Re Co,
34

which is held in a wholly-owned subsidiary. Re Co participates as a reinsurer with reinsurance contracts underwritten by subsidiaries of Chubb. An independent director of certain BlackRock-advised funds also serves as an independent director of Chubb and has no interest or involvement in the Re Co transaction.
BlackRock and the Entities, their personnel and other financial service providers may have interests in promoting sales of the Fund. With respect to BlackRock and the Entities and their personnel, the remuneration and profitability relating to services to and sales of the Fund or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and the Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Fund or its shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or the Entities and such personnel resulting from transactions on behalf of or management of the Fund may be greater than the remuneration and profitability resulting from other funds or products.
Third parties, including service providers to BlackRock or the Fund, may sponsor events (including, but not limited to, marketing and promotional activities and presentations, educational training programs and conferences) for registered representatives, other professionals and individual investors. There is a potential conflict of interest as such sponsorships may defray the costs of such activities to BlackRock, and may provide an incentive to BlackRock to retain such third parties to provide services to the Fund.
BlackRock may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for such clients' accounts may differ from the valuations for the same securities or investments assigned by the Fund's pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund's pricing vendors. While BlackRock will generally communicate its valuation information or determinations to the Fund's pricing vendors and/or fund accountants, there may be instances where the Fund's pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.
As disclosed in more detail in the Determination of Net Asset Value section of the Fund’s Prospectus and this SAI, when market quotations are not readily available or are believed by BlackRock to be unreliable, the Fund’s investments are valued at fair value by BlackRock in accordance with procedures adopted by the Board. When determining “fair value price,” BlackRock seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders and may affect the amount of revenue received by BlackRock with respect to services for which it receives an asset-based fee.
To the extent permitted by applicable law, the Fund may invest all or some of its short-term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, the Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund or other similarly-managed private fund in which it invests, which may result in the Fund bearing some additional expenses.
BlackRock and its directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that the Fund will be adversely affected by this personal trading, the Fund, BFA and BlackRock have each adopted a code of ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. Each code of ethics is available by contacting BlackRock at the telephone number on the back cover of the Fund’s Prospectus or by accessing the
35

EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.
BlackRock will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules or guidance adopted under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Fund and/or BlackRock by the SEC. These transactions would be effected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of the Fund may be restricted because of regulatory requirements applicable to BlackRock and/or BlackRock's internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which BlackRock or an Entity is performing investment banking, market making, advisory or other services or has proprietary positions. For example, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of the Fund, particularly where such services result in BlackRock obtaining material non-public information about the company (e.g., in connection with participation in a creditors’ committee). Similar situations could arise if personnel of BlackRock serve as directors of companies the securities of which the Fund wishes to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock’s policies and procedures (including the necessary implementation of appropriate information barriers), the Fund may purchase securities or instruments that are issued by such companies, are the subject of an underwriting, distribution or advisory assignment by an Entity, or are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock are directors or officers of the issuer.
The investment activities of BlackRock for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Fund. For example, in certain circumstances where the Fund invests in securities issued by companies that operate in certain regulated industries or in certain emerging or international markets, or is subject to corporate or regulatory ownership restrictions, or invests in certain futures or other derivative transactions, there may be limits on the aggregate amount invested by BlackRock for their proprietary accounts and for client accounts (including the Fund) that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Fund or other client accounts to suffer disadvantages or business restrictions.
If certain aggregate ownership thresholds are reached either through the actions of BlackRock or the Fund or as a result of third-party transactions, the ability of BlackRock, on behalf of clients (including the Fund), to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of its clients (including the Fund), may limit purchases, sell existing investments, or otherwise restrict, forgo or limit the exercise of rights (including transferring, outsourcing or limiting voting rights or forgoing the right to receive dividends) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.
In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients (including the Fund), taking into consideration benchmark weight and investment strategy. BlackRock has adopted certain controls designed to prevent the occurrence of a breach of any applicable ownership threshold or limits, including, for example, when ownership in certain securities nears an applicable threshold, BlackRock may remove such securities from the list of Deposit Securities to be delivered to the Fund in connection with purchases of Creation Units of such Fund and may limit purchases in such securities to the issuer's weighting in the applicable benchmark used by BlackRock to manage such Fund. If client (including Fund) holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.
In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.
36

BlackRock may not serve as an Authorized Participant in the creation and redemption of iShares ETFs.
BlackRock may maintain securities indices. To the extent permitted by applicable laws, the Fund may seek to license and use such indices as part of its investment strategy. Index based funds that seek to track the performance of securities indices also may use the name of the index or index provider in the fund name. Index providers, including BlackRock (to the extent permitted by applicable law), may be paid licensing fees for use of their index or index name. BlackRock may benefit from the Fund using BlackRock indices by creating increasing acceptance in the marketplace for such indices. BlackRock is not obligated to license its indices to any Fund and the Fund is under no obligation to use BlackRock indices. Any Fund that enters into a license for a BlackRock index cannot be assured that the terms of any index licensing agreement with BlackRock will be as favorable as those terms offered to other licensees.
The custody arrangement described in “Investment Advisory, Administrative and Distribution Services” may lead to potential conflicts of interest with BlackRock where BlackRock has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of the Fund (or where BlackRock charges a unitary management fee). This is because the custody arrangements with the Fund's custodian may have the effect of reducing custody fees when the Fund leaves cash balances uninvested. This could be viewed as having the potential to provide BlackRock an incentive to keep high positive cash balances for the Fund in order to offset fund custody fees that BlackRock might otherwise reimburse or pay. However, BlackRock’s portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance. For funds without a unitary management fee, when a fund’s actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BlackRock would be required to make to the fund.
BlackRock may enter into contractual arrangements with third-party service providers to the Fund (e.g., custodians, administrators and index providers) pursuant to which BlackRock receives fee discounts or concessions in recognition of BlackRock’s overall relationship with such service providers. To the extent that BlackRock is responsible for paying these service providers out of its management fee, the benefits of any such fee discounts or concessions may accrue, in whole or in part, to BlackRock.
BlackRock owns or has an ownership interest in certain trading, portfolio management, operations and/or information systems used by Fund service providers. These systems are, or will be, used by a Fund service provider in connection with the provision of services to accounts managed by BlackRock and funds managed and sponsored by BlackRock, including the Fund, that engage the service provider (typically the custodian). The Fund’s service provider remunerates BlackRock for the use of the systems. The Fund service provider’s payments to BlackRock for the use of these systems may enhance the profitability of BlackRock.
BlackRock has entered into an arrangement with Intercontinental Exchange, Inc. (“ICE”) to be one of ICE’s development partners in connection with ICE’s intention to launch a new open-architecture, centralized industry platform to facilitate creation and redemption orders for ETFs (the “ICE Platform”). As a development partner, BlackRock has licensed certain of its intellectual property to ICE. Once the ICE Platform is launched, BlackRock intends to use the ICE Platform to facilitate creations and redemptions in the Fund and certain other services provided by the ICE Platform. BlackRock may have an incentive to promote the broad adoption of the ICE Platform by the ETF marketplace because BlackRock will earn a fee, based on the total revenues earned by the ICE Platform, for licensing BlackRock’s intellectual property to ICE and for BlackRock’s role as development partner. ICE Data Indices, LLC, the underlying index provider for certain BFA managed funds, is a wholly owned subsidiary of ICE.
BlackRock’s receipt of fees from a service provider in connection with the use of systems provided by BlackRock may create an incentive for BlackRock to recommend that the Fund enter into or renew an arrangement with the service provider.
The Fund from time to time may purchase in the secondary market (i) certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (“PNC Mortgage”) or Midland Loan Services, Inc. (“Midland”), or (ii) mortgage-related securities containing loans or mortgages originated by PNC Bank, National Association (“PNC Bank”) or its affiliates. It is possible that under some circumstances, PNC Mortgage, Midland or other affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage, Midland or their affiliates. For example, if PNC Mortgage, Midland or their affiliates engaged in negligence or willful misconduct in carrying out its duties as a master servicer, then any holder of the mortgage-backed security could seek recourse against PNC Mortgage, Midland or their affiliates, as applicable. Also, as a master servicer, PNC Mortgage, Midland or their affiliates may make certain representations and warranties regarding the quality of the mortgages and properties
37

underlying a mortgage-backed security. If one or more of those representations or warranties is false, then the holders of the mortgage backed securities could trigger an obligation of PNC Mortgage, Midland or their affiliates, as applicable, to repurchase the mortgages from the issuing trust. Finally, PNC Mortgage, Midland or their affiliates may own securities that are subordinate to the senior mortgage-backed securities owned by the Fund.
Present and future activities of BlackRock (including BFA) and the Entities and their respective directors, officers and employees, in addition to those described in this section, may give rise to additional conflicts of interest.
Legal Proceedings.  On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares Preferred and Income Securities ETF and iShares U.S. Aerospace & Defense ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of iShares Trust (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a “flash crash,” such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of Plaintiffs’ claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs’ claims.
Investment Advisory, Administrative and Distribution Services
Investment Adviser.  BFA serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and BFA. BFA is a California corporation indirectly owned by BlackRock, Inc. and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the investment advisory agreement, BFA, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund, manages and administers the Trust and the investment of the Fund’s assets. BFA is responsible for making investment decisions for the Fund.
Pursuant to the investment advisory agreement, BFA may, from time to time, in its sole discretion and to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BFA, to perform investment advisory or other services with respect to the Fund. In addition, BFA may delegate certain of its investment advisory functions under the investment advisory agreement to one or more of its affiliates to the extent permitted by applicable law. BFA may terminate any or all sub-advisers or such delegation arrangements in its sole discretion upon appropriate notice at any time to the extent permitted by applicable law.
BFA is responsible, under the investment advisory agreement, for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. BFA is not responsible for, and the Fund will bear, the management fees, interest expense, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities, commodities or other financial instruments and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses (as determined by a majority of the Independent Trustees). For the avoidance of doubt, extraordinary expenses do not include expenses related to the organization of any subsidiary for the Fund or the ongoing corporate expenses of maintaining such subsidiary.
For its investment advisory services to the Fund, BFA received a management fee at the annual rate, (as a percentage of the Fund’s average net assets) set forth below for the fiscal years noted. BFA also serves as investment adviser to the Subsidiary. No fee will be paid to BFA for the advisory services that it provides to the Subsidiary.
38

Management Fee for Fiscal Year Ended Oct. 31, 2019	Fund Inception Date	Management Fees Paid Net of Waivers for Fiscal Year Ended Oct. 31, 2019	Management Fees Paid Net of Waivers for Fiscal Year Ended Oct. 31, 2018	Management Fees Paid Net of Waivers for Fiscal Year Ended Oct. 31, 2017
0.48% [1]	10/15/14	$1,998,379	$2,622,756	$983,987

[1]	BFA has contractually agreed to waive a portion of its management fees in an amount equal to the Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in other registered investment companies advised by BFA, or its affiliates, through February 29, 2024. The contractual waiver may be terminated prior to February 29, 2024 only upon written agreement of the Trust and BFA. For the fiscal years ended October 31, 2019, October 31, 2018 and October 31, 2017, BFA waived $2,149, $3,896 and $1,836 of its management fees, respectively.
Investment Sub-Adviser.  Pursuant to the Investment Advisory Agreement between BFA and the Trust entered into on behalf of the Fund, BFA may from time to time, in its sole discretion, to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BFA, to perform investment advisory services with respect to the Fund. In addition, BFA may delegate certain of its investment advisory functions under the Investment Advisory Agreement to one or more of its affiliates to the extent permitted by applicable law. BFA may terminate any or all sub-advisers or such delegation arrangements in its sole discretion at any time to the extent permitted by applicable law.
BFA has entered into an investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreements”) with BlackRock International Limited (“BIL” or the “Sub-Adviser”) with respect to the Fund. The Sub-Adviser is an investment adviser located in the U.K. at 40 Torphichen Street, Edinburgh EH3 8JB. The Sub-Adviser is a registered investment adviser and a commodity pool operator organized in 1999.
Under the Sub-Advisory Agreement, subject to the supervision and oversight of the Board and BFA, the Sub-Adviser will be responsible for day-to-day management of specified assets in the Fund’s portfolio.
Pursuant to the Sub-Advisory Agreement, BFA pays the Sub-Adviser for services it provides a fee equal to 60% of the management fee paid to BFA under the Investment Advisory Agreement. The Sub-Adviser also serves as Sub-Adviser to the Subsidiary.
Unless earlier terminated as described below, each Advisory Agreement will remain in effect for an initial two year period and from year to year if approved annually (i) by the Board or by a vote of a majority of the applicable Fund’s outstanding voting securities and (ii) by a majority of the Trustees who are not parties to such agreement or interested persons (as defined in the 1940 Act) of any such party.
Each Advisory Agreement with respect to the Fund is terminable without penalty, on 60 days' notice, by the Board or by a vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). The Sub-Advisory Agreement is also terminable on 60 days' written notice at the option of either BFA or the Sub-Adviser. Each Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The investment advisory agreement with respect to the Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board members who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.
The investment advisory agreement with respect to the Fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). The investment advisory agreement is also terminable upon 60 days’ notice by BFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
Portfolio Managers.  As of October 31, 2019, the individuals named as Portfolio Managers in the Fund's Prospectus were also primarily responsible for the day-to-day management of other iShares funds and certain other types of portfolios and/or accounts as follows:
39

Alan Mason
Types of Accounts	Number	Total Assets
Registered Investment Companies	341	$1,358,184,000,000
Other Pooled Investment Vehicles	1	3,110,000,000
Other Accounts	2	625,000,000

Richard Mejzak
Types of Accounts	Number	Total Assets
Registered Investment Companies	25	$274,408,000,000
Other Pooled Investment Vehicles	10	31,814,000,000
Other Accounts	104	115,883,000,000

Tim Parsons
Types of Accounts	Number	Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A

Greg Savage
Types of Accounts	Number	Total Assets
Registered Investment Companies	328	$1,314,293,000,000
Other Pooled Investment Vehicles	15	1,468,000,000
Other Accounts	82	7,662,000,000

Amy Whitelaw
Types of Accounts	Number	Total Assets
Registered Investment Companies	286	$1,253,958,000,000
Other Pooled Investment Vehicles	86	31,056,000,000
Other Accounts	3	111,000,000
Pursuant to BFA’s and BIL's policies, investment opportunities are allocated equitably among the Fund and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply in the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Fund, seeking such investment opportunity. As a consequence, from time to time the Fund may receive a smaller allocation of an investment opportunity than it would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.
Like the Fund, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or its affiliates, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BFA or its affiliates a performance-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with a performance-based fee would pay BFA or its affiliates a portion of that portfolio’s or account’s gains, or would pay BFA or its affiliates more for its services than would otherwise be the case if BFA or any of its affiliates meets or exceeds specified performance targets. Performance-based fee arrangements could present an incentive for BFA or its affiliates to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BFA and each of its affiliates have an obligation to allocate resources and opportunities equitably among portfolios and accounts and intend to do so, shareholders of the Fund should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including performance-based fee arrangements, there is the potential for a conflict of interest, which may result in the Portfolio Managers favoring those portfolios or accounts with performance-based fee arrangements.
40

The tables below show, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above tables and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of October 31, 2019:
Alan Mason
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A

Richard Mejzak
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	1	$23,000,000

Tim Parsons
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A

Greg Savage
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A

Amy Whitelaw
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A
Portfolio Manager Compensation Overview
The discussion below describes the Portfolio Managers' compensation as of October 31, 2019.
BlackRock, Inc.'s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock, Inc.
41

Each portfolio manager receives base compensation based on their position with the firm, as well as retirement and other benefits offered to all BlackRock employees. Additionally, each portfolio manager receives discretionary incentive compensation, determined based on several components, including: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the performance of portfolios managed by the portfolio manager and the team relative to its investment objective (which in the case of index ETFs would be how closely the ETF tracks its Underlying Index), and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Discretionary incentive compensation is paid in cash up to a certain threshold with the remaining portion represented by deferred BlackRock, Inc. stock awards. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance.
As of October 31, 2019, the Portfolio Managers did not beneficially own shares of the Fund.
Codes of Ethics.  The Trust, BFA, the Sub-Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes of ethics permit personnel subject to the codes of ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Fund. Each code of ethics is available by contacting BlackRock at the telephone number on the back cover of the Fund’s Prospectus or by accessing the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.
Anti-Money Laundering Requirements.  The Fund is subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from Authorized Participants to enable it to form a reasonable belief that it knows the true identity of its Authorized Participants. This information will be used to verify the identity of Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.
The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund's policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.
Administrator, Custodian and Transfer Agent.   State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Fund under the Master Services Agreement and related Service Schedule (the “Service Module”). State Street’s principal address is 1 Lincoln Street, Boston, MA 02111. Pursuant to the Service Module for Fund Administration and Accounting Services with the Trust, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and the Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to the Service Module for Custodial Services with the Trust, State Street maintains, in separate accounts, cash, securities and other assets of the Trust and the Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for the Fund. State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the U.S. Pursuant to the Service Module for Transfer Agency Services with the Trust, State Street acts as a transfer agent for the Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee.
The following table sets forth the administration, custodian and transfer agency expenses of the Fund paid by BFA to State Street for the fiscal years noted:
42

Fund Inception Date	Custody, Administration, Transfer Agency Expenses Paid During Fiscal Year Ended Oct. 31, 2019	Custody, Administration, Transfer Agency Expenses Paid During Fiscal Year Ended Oct. 31, 2018	Custody, Administration, Transfer Agency Expenses Paid During Fiscal Year Ended Oct. 31, 2017
10/15/14	$28,944	$ 24,564	$15,399
Distributor.  The Distributor's principal address is 1 University Square Drive, Princeton, NJ 08540. Shares are continuously offered for sale by the Fund through the Distributor or its agent only in Creation Units, as described in the Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Fund shares in amounts less than Creation Units are generally not distributed by the Distributor or its agent. The Distributor or its agent will arrange for the delivery of the Prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of both orders placed with it or its agents and confirmations of acceptance furnished by it or its agents. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is also licensed as a broker-dealer in all 50 U.S. states, as well as in Puerto Rico, the U.S. Virgin Islands and the District of Columbia.
The Distribution Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as described below), DTC participants and/or investor services organizations.
BFA or its affiliates may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.
Securities Lending.  To the extent that the Fund engages in securities lending, the Fund conducts its securities lending pursuant to SEC exemptive relief, and BTC acts as securities lending agent for the Fund, subject to the overall supervision of BFA, pursuant to a written agreement (the “Securities Lending Agency Agreement”).
The Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent. Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA (the “collateral investment fees”); however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. Such money market fund shares will not be subject to a sales load, redemption fee, distribution fee or service fee.
Pursuant to the Securities Lending Agency Agreement:
Through December 31, 2018, (i) international equity funds, such as the Fund, retained 80% of securities lending income (which excludes collateral investment fees) and (ii) this amount could never be less than 70% of the sum of securities lending income plus collateral investment fees. Effective January 1, 2019, (i) international equity funds, such as the Fund, retain 82% of securities lending income (which excludes collateral investment fees) and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.
Under the securities lending program, the Fund is categorized into one of several specific asset classes. The determination of the Fund’s asset class category (fixed-income, domestic equity, international equity or fund-of-funds), each of which may be subject to a different fee arrangement, is based on a methodology agreed to by the Trust and BTC.
In addition, commencing the business day following the date that the aggregate securities lending income (which includes, for this purpose, collateral investment fees) earned across the Exchange-Traded Fund Complex (as defined under
43

“Management—Trustees and Officers”) in a calendar year exceeds a specified threshold, each applicable international equity fund, pursuant to the securities lending agreement, will receive for the remainder of that calendar year securities lending income as follows:
(i) 85% of securities lending income (which excludes collateral investment fees) and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.
The services provided to the Fund by BTC in the most recent fiscal year ended October 31, 2019 primarily included the following:
(1) selecting borrowers from an approved list of borrowers and executing a securities lending agreement as agent on behalf of the Fund with each such borrower;
(2) negotiating the terms of securities loans, including the amount of fees;
(3) directing the delivery of loaned securities;
(4) monitoring the daily value of the loaned securities and directing the payment of additional collateral or the return of excess collateral, as necessary;
(5) investing cash collateral received in connection with any loaned securities;
(6) monitoring distributions on loaned securities (for example, interest and dividend activity);
(7) in the event of default by a borrower with respect to any securities loan, using the collateral or the proceeds of the liquidation of collateral to purchase replacement securities of the same issue, type, class and series as that of the loaned securities; and
(8) terminating securities loans and arranging for the return of loaned securities to the Fund at loan termination.
The following table shows the dollar amounts of income and fees/compensation related to the securities lending activities of the Fund during its most recent fiscal year ended October 31, 2019.
Fund	iShares Commodities Select Strategy ETF
Gross income from securities lending activities	$136,270
Fees and/or compensation for securities lending activities and related services
Securities lending income paid to BTC for services as securities lending agent	8,483
Cash collateral management expenses not included in securities lending income paid to BTC	1,833
44

Fund	iShares Commodities Select Strategy ETF
Administrative fees not included in securities lending income paid to BTC	N/A
Indemnification fees not included in securities lending income paid to BTC	N/A
Rebates (paid to borrowers)	85,665
Other fees not included in securities lending income paid to BTC	N/A
Aggregate fees/compensation for securities lending activities	95,981
Net income from securities lending activities	40,289
Payments by BFA and its Affiliates.  BFA and/or its affiliates (“BFA Entities”) may pay certain broker-dealers, registered investment advisers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund, other iShares funds or exchange-traded products in general. BFA Entities make these payments from their own assets and not from the assets of the Fund. Although a portion of BFA Entities’ revenue comes directly or indirectly in part from fees paid by the Fund, other iShares funds or exchange-traded products, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Fund, other iShares funds or exchange-traded products. BFA Entities make payments for Intermediaries’ participation in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Fund and other iShares funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). BFA Entities also make payments to Intermediaries for certain printing, publishing and mailing costs or materials relating to the Fund, other iShares funds or exchange-traded products (“Publishing Costs”). In addition, BFA Entities make payments to Intermediaries that make shares of the Fund, other iShares funds or exchange-traded products available to their clients, develop new products that feature iShares or otherwise promote the Fund, other iShares funds and exchange-traded products. BFA Entities may also reimburse expenses or make payments from their own assets to Intermediaries or other persons in consideration of services or other activities that the BFA Entities believe may benefit the iShares business or facilitate investment in the Fund, other iShares funds or exchange-traded products. Payments of the type described above are sometimes referred to as revenue-sharing payments.
Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, such payments may create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Fund, other iShares funds or exchange-traded products over other investments. The same
45

conflicts of interest and financial incentives exist with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.
In addition to the payments described above, BFA Entities have developed proprietary tools, calculators and related interactive or digital content that is made available through the www.BlackRock.com website at no additional cost to Intermediaries. BlackRock may configure these tools and calculators and localize the content for Intermediaries as part of its customary digital marketing support and promotion of the Fund, other iShares funds, exchange-traded products and BlackRock mutual funds.
As of March 1, 2013, BFA Entities have contractual arrangements to make payments (in addition to payments for Education Costs or Publishing Costs) to one Intermediary, Fidelity Brokerage Services LLC (“FBS”). Effective June 4, 2016, this relationship was expanded to include National Financial Services, LLC (“NFS”), an affiliate of FBS. Pursuant to this special, long-term and significant arrangement (the “Marketing Program”), FBS, NFS and certain of their affiliates (collectively “Fidelity”) have agreed, among other things, to actively promote iShares funds to customers, investment professionals and other intermediaries and in advertising campaigns as the preferred exchange-traded product, to offer certain iShares funds in certain Fidelity platforms and investment programs, in some cases at a waived or reduced commission rate or ticket charge, and to provide marketing data to BFA Entities. BFA Entities have agreed to facilitate the Marketing Program by, among other things, making certain payments to FBS and NFS for marketing and implementing certain brokerage and investment programs. Upon termination of the arrangement, the BFA Entities will make additional payments to FBS and/or NFS based upon a number of criteria, including the overall success of the Marketing Program and the level of services provided by FBS and NFS during the wind-down period.
In addition, BFA Entities may enter into other contractual arrangements with Intermediaries and certain other third parties that the BFA Entities believe may benefit the iShares business or facilitate investment in iShares funds. Such agreements may include payments by BFA Entities to such Intermediaries and third parties for data collection and provision, technology support, platform enhancement, or co-marketing and cross-promotional efforts. Payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries and third parties. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. Such payments will not be asset- or revenue-based. As of the date of this SAI, the Intermediaries and other third parties receiving such contractual payments include: Charles Schwab & Co., Inc., Commonwealth Equity Services, Inc., Dorsey Wright and Associates, LLC, Envestnet Asset Management, Inc., E*Trade Securities LLC, FDx Advisors, Inc., LPL Financial LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley Smith Barney LLC, Orion Advisors Services, LLC, Pershing LLC, Raymond James Financial Services, Inc., Raymond James & Associates, Inc., TD Ameritrade, Inc. and UBS Financial Services Inc. Any additions, modifications, or deletions to Intermediaries and other third parties listed above that have occurred since the date of this SAI are not included in the list.
Further, BFA Entities make Education Costs and Publishing Costs payments to other Intermediaries that are not listed above. BFA Entities may determine to make such payments based on any number of metrics. For example, BFA Entities may make payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more iShares funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, BFA anticipates that the payments paid by BFA Entities in connection with the Fund, iShares funds and exchange-traded products in general will be immaterial to BFA Entities in the aggregate for the next year. Please contact your salesperson or other investment professional for more information regarding any such payments or financial incentives his or her Intermediary firm may receive. Any payments made, or financial incentives offered, by the BFA Entities to an Intermediary may create the incentive for the Intermediary to encourage customers to buy shares of the Fund, other iShares funds or other exchange-traded products.
The Fund may participate in certain market maker incentive programs of a national securities exchange in which an affiliate of the Fund would pay a fee to the exchange used for the purpose of incentivizing one or more market makers in the securities of the Fund to enhance the liquidity and quality of the secondary market of securities of the Fund. The fee would then be credited by the exchange to one or more market makers that meet or exceed liquidity and market quality standards with respect to the securities of the Fund. Each market maker incentive program is subject to approval from the SEC. Any such fee payments made to an exchange will be made by an affiliate of the Fund solely for the benefit of the Fund and will not be paid from any Fund assets. Other funds managed by BFA may also participate in such programs.
46

Determination of Net Asset Value
Valuation of Shares. The NAV for the Fund is generally calculated as of the close of business on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each business day the NYSE is open. Valuation of securities held by the Fund is as follows:
Equity Investments. Equity securities traded on a recognized securities exchange (e.g., NYSE), on separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (each, an “Exchange”) are valued using information obtained via independent pricing services, generally at the closing price on the Exchange on which the security is primarily traded, or if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which the Fund’s assets or liabilities are valued. However, under certain circumstances, other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by the Fund on a day on which the Fund values such security, the prior day’s price will be used, unless, in accordance with valuation procedures approved by the Board (the “Valuation Procedures”), BlackRock determines in good faith that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a Fair Value Asset (as defined below).
Fixed-Income Investments. Fixed-income securities for which market quotations are readily available are generally valued using such securities’ current market value. The Fund values fixed-income portfolio securities using the last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund’s approved independent third-party pricing services, each in accordance with the Valuation Procedures. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BlackRock determines in good faith that such method does not represent fair value. Loan participation notes are generally valued at the mean of the last available bid prices from one or more brokers or dealers as obtained from independent third-party pricing services. Certain fixed-income investments, including asset-backed and mortgage-related securities, may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.
Options, Futures, Swaps and Other Derivatives. Exchange-traded equity options for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on the Exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by the Fund on a day on which the Fund values such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no such bid or ask price is available on a day on which the Fund values such option, the prior day’s price will be used, unless BlackRock determines in good faith that such prior day’s price no longer reflects the fair value of the option, in which case such option will be treated as a Fair Value Asset (as defined below). OTC derivatives are valued using the last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund’s approved independent third-party pricing services, each in accordance with the Valuation Procedures. OTC derivatives may be valued using a mathematical model which may incorporate a number of market data factors. Futures contracts and options thereon, which are traded on exchanges, are valued at their settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the Valuation Procedures.
Underlying Funds. Shares of underlying ETFs will be valued at their most recent closing price on an Exchange. Shares of underlying money market funds will be valued at their NAV.
General Valuation Information. The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are
47

valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investment may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
All cash, receivables and current payables are carried on the Fund’s books at their fair value.
Prices obtained from independent third-party pricing services, broker-dealers or market makers to value the Fund’s securities and other assets and liabilities are based on information available at the time the Fund values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which the Fund valued such security or other asset or liability, the revised pricing service quotation generally will be applied prospectively. Such determination will be made considering pertinent facts and circumstances surrounding the revision.
In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method approved by the Board as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by the Fund (including restricted securities) are valued at fair value as determined in good faith by the Board or by BlackRock (its delegate) pursuant to the Valuation Procedures. Any assets and liabilities that are denominated in a foreign currency are converted into U.S. dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers.
Certain of the securities or other assets acquired by the Fund may be traded on foreign exchanges or OTC markets on days on which the Fund’s NAV is not calculated. In such cases, the NAV of the Fund’s shares may be significantly affected on days when Authorized Participants can neither purchase nor redeem shares of the Fund.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
Fair Value. When market quotations are not readily available or are believed in good faith by BlackRock to be unreliable, the Fund’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by BlackRock in accordance with the Valuation Procedures. BlackRock may reasonably conclude that a market quotation is not readily available or is unreliable if, among other things, a security or other asset or liability does not have a price source due to its complete lack of trading, if BlackRock believes in good faith that a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), or where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its reasonable business judgment, that an event has occurred after the close of trading for an asset or liability but prior to or at the time of pricing the Fund’s assets or liabilities, and that the event is likely to cause a material change to the closing market price of the assets or liabilities held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in the markets or in related or highly correlated assets (e.g., ADRs, GDRs or ETFs) on a trading day after the close of non-U.S. securities markets may be fair valued. On any day the NYSE is open and a foreign market or the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day’s price, provided that BlackRock is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset.
BlackRock, with input from the BlackRock Investment Strategy Group, will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock’s Valuation Committee. The BlackRock Valuation Committee may accept, modify or reject any recommendations. In addition, the Fund’s accounting agent periodically endeavors to confirm the prices it receives from all third-party pricing services, index providers and broker-dealers, and, with the assistance of BlackRock, to regularly evaluate the values assigned to the securities and other assets and liabilities of the Fund. The pricing of all Fair Value Assets is subsequently reported to and, where appropriate, ratified by the Board.
When determining the price for a Fair Value Asset, the BlackRock Valuation Committee (or BlackRock’s Pricing Group) will seek to determine the price that the Fund might reasonably expect to receive upon the current sale of that asset or liability in
48

an arm’s-length transaction on the date on which the assets or liabilities are being valued, and does not seek to determine the price that the Fund might expect to receive for selling the asset, or the cost of extinguishing a liability, at a later time or if it holds the asset or liability to maturity. Fair value determinations will be based upon all available factors that the BlackRock Valuation Committee (or BlackRock’s Pricing Group) deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third-party valuation models.
Fair value represents a good faith approximation of the value of an asset or liability. When determining the fair value of an asset, one or more of a variety of fair valuation methodologies may be used (depending on certain factors, including the asset type). For example, the asset may be priced on the basis of the original cost of the investment or, alternatively, using proprietary or third-party models (including models that rely upon direct portfolio management pricing inputs and which reflect the significance attributed to the various factors and assumptions being considered). Prices of actual, executed or historical transactions in the relevant asset and/or liability (or related or comparable assets and/or liabilities) or, where appropriate, an appraisal by a third-party experienced in the valuation of similar assets and/or liabilities, may also be used as a basis for establishing the fair value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.
The Fund’s annual audited financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), follow the requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a framework for measuring fair value under US GAAP and expands financial statement disclosure requirements relating to fair value measurements. Generally, ASC 820 and other accounting rules applicable to funds and various assets in which they invest are evolving. Such changes may adversely affect the Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities to the extent such rules become more stringent would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to the Fund’s inability to obtain a third-party determination of fair market value.
Brokerage Transactions
Subject to policies established by the Board, BFA is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. BFA does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While BFA generally seeks reasonable trade execution costs, the Fund does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BFA may select a broker based partly upon brokerage or research services provided to BFA and its clients, including the Fund. In return for such services, BFA may cause the Fund to pay a higher commission than other brokers would charge if BFA determines in good faith that the commission is reasonable in relation to the services provided.
In selecting brokers or dealers to execute portfolio transactions, BFA seeks to obtain the best price and most favorable execution for the Fund and may take into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) BFA’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital; (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) BFA’s knowledge of any actual or apparent operational problems of a broker or dealer. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, thinly traded securities, or other circumstances.
49

Section 28(e) of the 1934 Act (“Section 28(e)”) permits a U.S. investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in securities that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions in securities under certain conditions.
From time to time, the Fund may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide BFA with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).
The Fund anticipates that brokerage transactions involving foreign equity securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by the Fund in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in OTC markets in the U.S. or Europe, as the case may be. ADRs, like other securities traded in the U.S., will be subject to negotiated commission rates.
OTC issues, including most fixed-income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Fund will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.
Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Fund will not deal with affiliated persons and affiliated persons of such affiliated persons in connection with such transactions. The Fund will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BFA, BRIL or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board in accordance with Rule 10f-3 under the 1940 Act.
Purchases of money market instruments by the Fund are made from dealers, underwriters and issuers. The Fund does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.
BFA may, from time to time, effect trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with BFA, in conformity with Rule 17e-1 under the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions.
Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.
Investment decisions for the Fund and for other investment accounts managed by BFA and the other Affiliates are made independently of each other in light of differing conditions. A variety of factors will be considered in making investment allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings; (ii) tax considerations of an account; (iii) risk or investment concentration parameters for an account; (iv) supply or demand for a security at a given price level; (v) size of available investment; (vi) cash availability and liquidity requirements for accounts; (vii) regulatory restrictions; (viii) minimum investment size of an account; (ix) relative size of account; and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another; (ii) to generate higher fees paid by one client account over another
50

or to produce greater performance compensation to BlackRock; (iii) to develop or enhance a relationship with a client or prospective client; (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock; or (v) to manage or equalize investment performance among different client accounts. BFA and the other Affiliates may deal, trade and invest for their own respective accounts in the types of securities in which the Fund may invest.
Initial public offerings (“IPOs”) of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When BFA is given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BFA’s trading desk their level of interest in a particular offering with respect to eligible clients’ accounts for which that team is responsible. IPOs of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taking place and the investment mandate of the client account. Generally, shares received during the IPO will be allocated among participating client accounts within each investment mandate on a pro rata basis. This pro rata allocation may result in the Fund receiving less of a particular security than if pro-rating had not occurred. All allocations of securities will be subject, where relevant, to share minimums established for accounts and compliance constraints. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by BFA to be fair and equitable to clients may be used as well.
Because different accounts may have differing investment objectives and policies, BFA may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BFA may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of BFA or the other Affiliates during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which BFA or another Affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.
In certain instances, BFA may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts and advisory accounts of affiliates. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price (except in the case of certain international markets where average pricing is not permitted). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases it could be beneficial to the Fund. Transactions effected by BFA or the other Affiliates on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker-dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.
The table below sets forth the brokerage commissions paid by the Fund for the fiscal years noted. Any differences in brokerage commissions paid by the Fund from year to year are principally due to increases or decreases in the Fund’s assets over those periods or changes to the allocation of equities and derivatives in the Fund’s portfolio:
51

Fund Inception Date	Brokerage Commissions Paid During Fiscal Year Ended October 31, 2019	Brokerage Commissions Paid During Fiscal Year Ended October 31, 2018	Brokerage Commissions Paid During Fiscal Year Ended October 31, 2017
10/15/14	$ 269,023	$109,726	$221,885
The Fund did not pay any brokerage commissions to BRIL, an affiliate of BFA, or to any other broker-dealer that is part of the BlackRock group of companies, during the fiscal year ended October 31, 2019.
The following table sets forth the names of the Fund's “regular broker dealers,” as defined under Rule 10b-1 of the 1940 Act, which derive more than 15% of their gross revenues from securities-related activities and in which the Fund invests, together with the market value of each investment as of the Fund’s fiscal year ended October 31, 2019:
Issuer	Market Value of Investment
Royal Bank of Canada	$2,702,601

The Fund's purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BlackRock manages or advises. If purchases or sales of portfolio securities of the Fund and one or more other accounts managed or advised by BlackRock are considered at or about the same time, transactions in such securities are allocated among the Fund and the other accounts in a manner deemed equitable to all by BlackRock. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. BlackRock may deal, trade and invest for its own account in the types of securities in which the Fund may invest. BlackRock may, from time to time, effect trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with BFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Fund will not deal with affiliates in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.
Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses. The table below sets forth the portfolio turnover rates of the Fund for the fiscal years noted:
Fiscal Year ended Oct. 31, 2019	Fiscal Year ended Oct. 31, 2018
32%	167%
Additional Information Concerning the Trust
Shares.  The Trust currently consists of 18 separate investment series or portfolios called funds. The Trust issues shares of beneficial interests in the funds with no par value. The Board may designate additional iShares funds.
Each share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.
Each share has one vote with respect to matters upon which the shareholder is entitled to vote. In any matter submitted to shareholders for a vote, each fund shall hold a separate vote, provided that shareholders of all affected funds will vote together when: (i) required by the 1940 Act, or (ii) the Trustees determine that the matter affects the interests of more than one fund.
Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940
52

Act. All shares (regardless of the fund) have noncumulative voting rights in the election of members of the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.
Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in such fund’s shares, a holder of shares may be a “control person” of the fund, as defined in Rule 0-1 under the 1940 Act. A fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.
Shareholders may make inquiries by writing to iShares U.S. ETF Trust, c/o BlackRock Investments, LLC, 1 University Square Drive, Princeton, NJ 08540.
Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC or its staff, officers and trustees of a fund and beneficial owners of 10% of the shares of a fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act and existing guidance provided by the SEC staff.
In accordance with the Trust's current Agreement and Declaration of Trust (the “Declaration of Trust”), the Board may, without shareholder approval (unless such shareholder approval is required by the Declaration of Trust or applicable law, including the 1940 Act), authorize certain funds to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions with, to or into another fund.  The Trust or a fund may be terminated by a majority vote of the Board, or the affirmative vote of a majority of the shareholders of the Trust or such fund entitled to vote on termination; however, in certain circumstances described in the Declaration of Trust, only a majority vote of the Board is required. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Declaration of Trust provides that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. Therefore, in the event of a termination of the Trust or a fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust or a fund may make redemptions in-kind, for cash or for a combination of cash or securities. Further, in the event of a termination of the Trust or a fund, the Trust or a fund might elect to pay cash redemptions to all shareholders, with an in-kind election for shareholders owning in excess of a certain stated minimum amount.
DTC as Securities Depository for Shares of the Fund.  Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
DTC was created in 1973 to enable electronic movement of securities between its participants (“DTC Participants”), and NSCC was established in 1976 to provide a single settlement system for securities clearing and to serve as central counterparty for securities trades among DTC Participants. In 1999, DTC and NSCC were consolidated within The Depository Trust & Clearing Corporation (“DTCC”) and became wholly-owned subsidiaries of DTCC. The common stock of DTCC is owned by the DTC Participants, but NYSE and FINRA, through subsidiaries, hold preferred shares in DTCC that provide them with the right to elect one member each to the DTCC board of directors. Access to the DTC system is available to entities, such as banks, brokers, dealers and trust companies, that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares of the Fund.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC
53

Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Distribution of Shares.  In connection with the Fund's launch, the Fund was seeded through the sale of one or more Creation Units by the Fund to one or more initial investors. Initial investors participating in the seeding may be Authorized Participants, a lead market maker or other third party investor or an affiliate of the Fund or the Fund’s adviser. Each such initial investor may sell some or all of the shares underlying the Creation Unit(s) held by them pursuant to the registration statement for the Fund (each, a “Selling Shareholder”), which shares have been registered to permit the resale from time to time after purchase. The Fund will not receive any of the proceeds from the resale by the Selling Shareholders of these shares.
Selling Shareholders may sell shares owned by them directly or through broker-dealers, in accordance with applicable law, on any national securities exchange on which the shares may be listed or quoted at the time of sale, through trading systems, in the OTC market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected through brokerage transactions, privately negotiated trades, block sales, entry into options or other derivatives transactions or through any other means authorized by applicable law. Selling Shareholders may redeem the shares held in Creation Unit size by them through an Authorized Participant.
Any Selling Shareholder and any broker-dealer or agents participating in the distribution of shares may be deemed to be “underwriters” within the meaning of Section 2(a)(11) of the 1933 Act, in connection with such sales.
Any Selling Shareholder and any other person participating in such distribution will be subject to applicable provisions of the 1934 Act and the rules and regulations thereunder.
Creation and Redemption of Creation Units
General.  The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor or its agent, without a sales load, at a price based on the Fund's NAV next determined after receipt, on any Business Day (as defined below), of an order received by the Distributor or its agent in proper form. On days when the Listing Exchange closes earlier than normal, the Fund may require orders to be placed earlier in the day. The following table sets forth the number of shares of the Fund that constitute a Creation Unit for the Fund and the approximate value of such Creation Unit as of November 30, 2019:
54

Shares Per Creation Unit	Approximate Value Per Creation Unit (U.S.$)
100,000	$3,190,000
In its discretion, the Trust reserves the right to increase or decrease the number of the Fund’s shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.
A “Business Day” with respect to the Fund is any day the Fund is open for business, including any day when it satisfies redemption requests as required by Section 22(e) of the 1940 Act. The Fund is open for business any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays, as observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Fund Deposit.  The consideration for purchase of Creation Units of the Fund, generally consists of Deposit Securities and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which will be applicable (subject to possible amendment or correction) to creation requests received in proper form. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of the Fund until such time as the next-announced Fund Deposit is made available.
The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing the Creation Unit. The Fund generally offers Creation Units partially for cash, but may, in certain circumstances, offer Creation Units solely for cash or solely in-kind.
The identity and number of shares of the Deposit Securities change pursuant to changes in the composition of the Fund's portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the Fund's portfolio.
The Fund Deposit may also be modified to minimize the Cash Component by redistributing the cash to the Deposit Securities portion of the Fund Deposit through “systematic rounding.” The rounding methodology “rounds up” position sizes of securities in the Deposit Securities (which in turn reduces the cash portion). However, the methodology limits the maximum allowed percentage change in weight and share quantity of any given security in the Fund Deposit.
Fund Deposits may also be modified to position a fund towards a forward index rebalance to reflect revisions that account for index additions, deletions, and re-weights.
The Trust may, in its sole discretion, substitute a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security in certain circumstances, including: (i) when instruments are not available in sufficient quantity for delivery; (ii) when instruments are not eligible for transfer through DTC or the clearing process (as discussed below); (iii) when instruments that the Authorized Participant (or an investor on whose behalf the Authorized Participant is acting) are not able to be traded due to a trading restriction; (iv) when delivery of the Deposit Security by the Authorized Participant (or by an investor on whose behalf the Authorized Participant is acting) would be restricted under applicable securities or other local laws; (v) in connection with distribution payments to be made by the Fund; or (vi) in certain other situations.
55

Cash Purchase Method.  Although the Trust does not generally permit partial or full cash purchases of Creation Units of its funds, when partial or full cash purchases of Creation Units are available or specified (Creation Units of the Fund are generally offered partially for cash), they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a partial or full cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser.
Procedures for Creation of Creation Units.  To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC, or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Authorized Participant Agreement”) (discussed below). A Participating Party or DTC Participant who has executed an Authorized Participant Agreement is referred to as an “Authorized Participant.” All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.
Role of the Authorized Participant.  Creation Units may be purchased only by or through a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units (an “Authorized Participant”). Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor's broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current Authorized Participants may be obtained from the Distributor. The Distributor has adopted guidelines regarding Authorized Participants’ transactions in Creation Units that are made available to all Authorized Participants. These guidelines set forth the processes and standards for Authorized Participants to transact with the Distributor and its agents in connection with creation and redemption transactions. In addition, the Distributor may be appointed as the proxy of the Authorized Participant and may be granted a power of attorney under its Authorized Participant Agreement.
Purchase Orders.   To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order to purchase shares of the Fund, in proper form, generally before 4:00 p.m., Eastern time on any Business Day to receive that day’s NAV. The Distributor or its agent will notify BFA and the custodian of such order. The custodian will then provide such information to any appropriate sub-custodian. Procedures and requirements governing the delivery of the Fund Deposit are set forth in the procedures handbook for Authorized Participants and may change from time to time. Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor or its agent by the Cutoff Time (as defined below) on such Business Day.
The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds estimated by the Fund to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Those placing orders should ascertain the deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Cutoff Time of the Fund. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.
56

The Authorized Participant is responsible for any and all expenses and costs incurred by the Fund, including any applicable cash amounts, in connection with any purchase order.
Timing of Submission of Purchase Orders.  An Authorized Participant must submit an irrevocable order to purchase shares of the Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. Creation Orders must be transmitted by an Authorized Participant in the form required by the Fund to the Distributor or its agent pursuant to procedures set forth in the Authorized Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or its agent or an Authorized Participant. Orders to create shares of the Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the equity markets in the relevant non-U.S. market are closed may not be accepted. The Fund's deadline specified above for the submission of purchase orders is referred to as the Fund's “Cutoff Time.” The Distributor or its agent, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the Distributor's or its agent's proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance in accordance with the Fund's Cutoff Times as provided in the Authorized Participant Agreement and disclosed in this SAI.
Acceptance of Orders for Creation Units.   Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) and (ii) arrangements satisfactory to the Fund are in place for payment of the Cash Component and any other cash amounts which may be due, the Fund will accept the order, subject to the Fund's right (and the right of the Distributor and BFA) to reject any order until acceptance, as set forth below.
Once the Fund has accepted an order, upon the next determination of the net asset value of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such net asset value. The Distributor or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.
The Fund reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor or its agent if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of the Trust, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Fund or the Distributor, have an adverse effect on the Fund or the rights of beneficial owners; or (vii) circumstances outside the control of the Fund, the Distributor or its agent and BFA make it impracticable to process purchase orders. The Distributor or its agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Fund, State Street, the sub-custodian and the Distributor or its agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.
Issuance of a Creation Unit.   Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor or its agent and BFA shall be notified of such delivery and the Fund will issue and cause the delivery of the Creation Unit. Creation Units are generally issued on a “T+2 basis” (i.e., two Business Days after trade date). The Fund reserves the right to settle Creation Unit transactions on a basis other than T+2, including a shorter settlement period, if necessary or appropriate under the circumstances and compliant with applicable law.
To the extent contemplated by an Authorized Participant Agreement with the Distributor, the Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral as set forth in the handbook for Authorized Participants. The Trust may use such collateral at any time to buy Deposit Securities for the Fund. Such collateral must be delivered no later than the time specified by the Fund or its custodian on the contractual settlement date. Information concerning the Fund's current procedures for collateralization of missing Deposit Securities is available from the Distributor or its agent. The Authorized Participant Agreement will permit the Fund to buy the missing
57

Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the collateral including, without limitation, liability for related brokerage, borrowings and other charges.
In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund and the Fund's determination shall be final and binding.
Costs Associated with Creation Transactions.   A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day. If a purchase consists solely or partially of cash, the Authorized Participant may also be required to cover (up to the maximum amount shown below) certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (which may, in certain instances, be based on a good faith estimate of transaction costs). Authorized Participants will also bear the costs of transferring the Deposit Securities to the Fund. Certain fees/costs associated with creation transactions may be waived in certain circumstances. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services.
The following table sets forth the Fund's standard creation transaction fees and maximum additional charge (as described above):
Standard Creation Transaction Fee	Maximum Additional Charge*
$700	7.0%

*	As a percentage of the net asset value per Creation Unit.
Redemption of Creation Units.  Shares of the Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor or its agent and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market.
The Fund generally redeems Creation Units partially for cash. However, the Fund reserves the right to distribute securities and other portfolio instruments in-kind as payment for Creation Units being redeemed. Please see the Cash Redemption Method section below and the following discussion summarizing the in-kind method for further information on redeeming Creation Units of the Fund.
The designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities” or “Redemption Basket”), and an amount of cash (the “Cash Amount,” as described below) (each subject to possible amendment or correction) are applicable, in order to effect redemptions of Creation Units of the Fund until such time as the next announced composition of the Fund Securities and Cash Amount is made available. Procedures and requirements governing redemption transactions are set forth in the handbook for Authorized Participants and may change from time to time.
If redemptions are not paid in cash, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).
58

The Trust may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security in certain circumstances, including: (i) when the delivery of a Fund Security to the Authorized Participant (or to an investor on whose behalf the Authorized Participant is acting) would be restricted under applicable securities or other local laws or due to a trading restriction; (ii) when the delivery of a Fund Security to the Authorized Participant would result in the disposition of the Fund Security by the Authorized Participant due to restrictions under applicable securities or other local laws; (iii) when the delivery of a Fund Security to the Authorized Participant would result in unfavorable tax treatment; (iv) when a Fund Security cannot be settled or otherwise delivered in time to facilitate an in-kind redemption; or (v) in certain other situations. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder. The Fund generally redeems Creation Units partially for cash. The Redemption Basket may also be modified to minimize the Cash Component by redistributing the cash to the Fund Securities portion of the Redemption Basket through systematically rounding. The rounding methodology allows position sizes of securities in the Fund Securities to be “rounded up,” while limiting the maximum allowed percentage change in weight and share quantity of any given security in the Redemption Basket. Redemption Baskets may also be modified to position a fund towards a forward index rebalance to reflect revisions that account for index additions, deletions, and re-weights.
Cash Redemption Method.   Although the Trust does not generally permit full cash redemptions of Creation Units of its funds, when partial or full cash redemptions of Creation Units are available or specified (e.g., Creation Units of the Fund are generally redeemed partially for cash), they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.
Costs Associated with Redemption Transactions.  A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day. If a redemption consists solely or partially of cash, the Authorized Participant may also be required to cover (up to the maximum amount shown below) certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (which may, in certain instances, be based on a good faith estimate of transaction costs). Authorized Participants will also bear the costs of transferring the Fund Securities from the Fund to their account on their order. Certain fees/costs associated with redemption transactions may be waived in certain circumstances. Investors who use the services of a broker or other financial intermediary to dispose of Fund shares may be charged a fee for such services.
The following table sets forth the Fund's standard redemption transaction fees and maximum additional charge (as described above):
Standard Redemption Transaction Fee	Maximum Additional Charge*
$700	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive of the standard redemption transaction fee.
Placement of Redemption Orders.  Redemption requests for Creation Units of the Fund must be submitted to the Distributor or its agent by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of the Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. On days when the Listing Exchange closes earlier than normal, the Fund may require orders to redeem Creation Units to be placed earlier that day. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request.
The Authorized Participant must transmit the request for redemption in the form required by the Fund to the Distributor or its agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time, only a limited number of broker-dealers will have an Authorized Participant
59

Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Fund's transfer agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
A redemption request is considered to be in “proper form” if: (i) an Authorized Participant has transferred or caused to be transferred to the Fund's transfer agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day on which the redemption request is submitted; (ii) a request in form satisfactory to the Fund is received by the Distributor or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above; and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed.
Upon receiving a redemption request, the Distributor or its agent shall notify the Fund and the Fund's transfer agent of such redemption request. The tender of an investor's shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.
A redeeming Authorized Participant, whether on its own account or acting on behalf of a Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.
Deliveries of redemption proceeds by the Fund are generally made within two Business Days (i.e., “T+2”). The Fund reserves the right to settle redemption transactions on a basis other than T+2, including a shorter settlement period, if necessary or appropriate under the circumstances and compliant with applicable law.
If neither the Authorized Participant nor the Beneficial Owner on whose behalf the Authorized Participant is acting has appropriate arrangements to take delivery of Fund Securities in the applicable non-U.S. jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, the Fund may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charges specified above to offset the Fund's brokerage and other transaction costs associated with the disposition of Fund Securities). Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws.
Although the Trust does not ordinarily permit cash redemptions of Creation Units (except that, as noted above, Creation Units of the Fund generally will be redeemed partially for cash), in the event that cash redemptions are permitted or required by the Trust, proceeds will be paid to the Authorized Participant redeeming shares as soon as practicable after the date of redemption (within seven calendar days thereafter).
To the extent contemplated by an Authorized Participant's agreement with the Distributor or its agent, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund, at or prior to the time specified by the Fund or its custodian on the Business Day after the date of submission of such redemption request, the Distributor or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral as set forth in the handbook for Authorized Participants. Such collateral must be delivered no later than the time specified by the Fund or its custodian on the Business Day after the date of submission of such redemption request and shall be held by State Street and marked-to-market daily. The fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the collateral shall be payable by the Authorized Participant. The Authorized Participant Agreement permits the Fund to acquire shares of the Fund at any time and subjects the Authorized Participant to liability for any shortfall between the aggregate of the cost to the
60

Fund of purchasing such shares, plus the value of the Cash Amount, and the value of the collateral together with liability for related brokerage and other charges.
Because the portfolio securities or other assets of the Fund may trade on exchange(s) on days that the Listing Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or purchase or sell shares of the Fund on the Listing Exchange on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.
The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund's portfolio securities or determination of its net asset value is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.
Custom Baskets.  Creation and Redemption baskets may differ and the Fund will accept “custom baskets.” A custom basket may include any of the following: (i) a basket that is composed of a non-representative selection of the Fund's portfolio holdings; (ii) a representative basket that is different from the initial basket used in transactions on the same business day; or (iii) a basket that contains bespoke cash substitutions for a single Authorized Participant. The Fund has adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for certain types of custom baskets. Such policies and procedures provide the parameters for the construction and acceptance of custom baskets that are in the best interests of the Fund and its shareholders, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of BFA who are required to review each custom basket for compliance with those parameters. In addition, when constructing custom baskets for redemptions, the tax efficiency of the Fund may be taken into account. The policies and procedures distinguish among different types of custom baskets that may be used and impose different requirements for different types of custom baskets in order to seek to mitigate against potential risks of conflicts and/or overreaching by an Authorized Participant. BlackRock has established a governance process to oversee basket compliance for the Fund, as set forth in the Fund's policies and procedures.
Taxation on Creations and Redemptions of Creation Units.   An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor. However, the IRS may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.
Current U.S. federal income tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.
61

Taxes
The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisors with respect to the specific U.S. federal, state, local and non-U.S. tax consequences of investing in the Fund. The summary is based on the laws and judicial and administrative interpretations thereof in effect on the date of this SAI, all of which are subject to change, possibly with retroactive effect.
Regulated Investment Company Qualifications.  The Fund intends to qualify for treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, the Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive at least 90% of their income from interest, dividends, capital gains and other traditionally permitted RIC income); and (ii) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the market value of the Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets may be invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly-traded partnerships.
The Fund may be able to cure a failure to derive at least 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax and/or by disposing of certain assets. If, in any taxable year, the Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.
Although, in general, the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to interests in qualified publicly-traded partnerships. The Fund's investments in partnerships, including in qualified publicly-traded partnerships, may result in the Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.
Taxation of RICs.  As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. If the Fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends received deduction. Although the Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, the Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. If the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in
62

order to qualify again as a RIC. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.
The Subsidiary will not be subject to U.S. federal income tax. The Subsidiary will, however, be considered a controlled foreign corporation, and the Fund will be required to include as income annually amounts earned by the Subsidiary during that year. The Fund will be subject to the distribution requirements described above on such Subsidiary income, whether or not the Subsidiary makes a distribution to the Fund during the taxable year. Based on final regulations issued by the IRS on which taxpayers may rely for taxable years beginning after September 28, 2016, the Fund expects its income with respect to the Subsidiary to be qualifying income. In the future, if the IRS issues regulations or other guidance, or Congress enacts legislation, limiting the circumstances in which the Fund’s income with respect to the Subsidiary will be considered “qualifying income,” the Fund might be required to make changes to its operations, which could reduce the Fund’s ability to gain investment exposure to commodities. Fund shareholders could also experience adverse tax consequences in such circumstances.
In addition, the Fund’s income from the Subsidiary will be treated as ordinary income. If the Fund were able to invest directly in commodity-linked derivatives, its gains and losses would generally be treated as 60% long-term and 40% short-term gain or loss, to the extent such derivatives are subject to the rules for Section 1256 futures contracts. See “Taxation of Certain Derivatives” below.
Excise Tax.  The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus at least 98.2% of its capital gain net income for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.
Net Capital Loss Carryforwards.  Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, until they have been reduced to zero.
In the event that the Fund were to experience an ownership change as defined under the Internal Revenue Code, the loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.
As of October 31, 2019, the tax year-end of the Fund, the Fund had non-expiring capital loss carryforwards in the amount of $25,672,342 available to offset future realized capital gains.
Taxation of U.S. Shareholders.   Dividends and other distributions by the Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.
The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (at a flat rate of 21%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the excess of the amount in clause (a) over
63

the amount in clause (b). Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.
Distributions of net realized long-term capital gains, if any, that the Fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts.
If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period, or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.
Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in shares of the Fund, and as a capital gain thereafter (if the shareholder holds shares of the Fund as capital assets). Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount. Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the federal dividends received deduction for corporations.
A 3.8% U.S. federal Medicare contribution tax is imposed on net investment income, including, but not limited to, interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly) and of estates and trusts.
Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (b) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.
In certain situations, the Fund may, for a taxable year, defer all or a portion of its net capital loss (or if there is no net capital loss, then any net long-term or short-term capital loss) realized after October and its late-year ordinary loss (defined as the sum of (i) the excess of post-October foreign currency and passive foreign investment company (“PFIC”) losses over post-October foreign currency and PFIC gains and (ii) the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.
Sales of Shares.  Upon the sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in shares of the Fund. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends or capital gains distributions, or by an option or contract to acquire substantially identical shares, within a 61-day period
64

beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. The Medicare contribution tax described above will apply to the sale of Fund shares.
If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then, on or before January 31 of the following calendar year, acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents shareholders from immediately deducting the sales charge by shifting their investments within a family of mutual funds.
Backup Withholding.  In certain cases, the Fund will be required to withhold at a 24% rate and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to backup withholding by the IRS; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.
Sections 351 and 362.  The Trust, on behalf of the Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Sections 351 and 362 of the Internal Revenue Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If the Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to the Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.
Taxation of Certain Derivatives.  The Fund’s transactions in zero coupon securities, non-U.S. currencies, forward contracts, options and futures contracts (including options and futures contracts on non-U.S. currencies), to the extent permitted, will be subject to special provisions of the Internal Revenue Code (including provisions relating to “hedging transactions” and “straddles”) that, among other consequences, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.
The Fund’s investments in so-called “Section 1256 contracts,” such as regulated futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All Section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.
65

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.
Qualified Dividend Income.  Distributions by the Fund of investment company taxable income (including any short-term capital gains), whether received in cash or shares, will be taxable either as ordinary income or as qualified dividend income, which is eligible to be taxed at long-term capital gain rates to the extent the Fund receives qualified dividend income on the securities it holds and the Fund reports the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable U.S. corporations (but generally not from a U.S. real estate investment trust (“REIT”)) and certain non-U.S. corporations (e.g., non-U.S. corporations that are not PFICs and which are incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., or the stock of which is readily tradable on an established securities market in the U.S. (where the dividends are paid with respect to such stock)). Under current IRS guidance, the U.S. has appropriate comprehensive income tax treaties with the following countries: Australia, Austria, Bangladesh, Barbados, Belgium, Bulgaria, Canada, China (but not with Hong Kong, which is treated as a separate jurisdiction for U.S. tax purposes), Cyprus, the Czech Republic, Denmark, Egypt, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, India, Indonesia, Ireland, Israel, Italy, Jamaica, Japan, Kazakhstan, Latvia, Lithuania, Luxembourg, Malta, Mexico, Morocco, the Netherlands, New Zealand, Norway, Pakistan, the Philippines, Poland, Portugal, Romania, Russia, the Slovak Republic, Slovenia, South Africa, South Korea, Spain, Sri Lanka, Sweden, Switzerland, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, the U.K. and Venezuela. Substitute payments received by the Fund for securities lent out by the Fund will not be qualified dividend income.
A dividend from the Fund will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex-dividend with respect to such dividend or the Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder (or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend); (ii) the Fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under Section 163(d)(4)(B) of the Internal Revenue Code. Dividends received by the Fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or other RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. However, for tax years beginning after December 31, 2017 and before January 1, 2026, a non-corporate taxpayer who is a direct REIT shareholder may claim a 20% “qualified business income” deduction for ordinary REIT dividends, and proposed regulations issued in January 2019, on which taxpayers may currently rely, permit a RIC to report dividends as eligible for this deduction to the extent the RIC’s income is derived from ordinary REIT dividends (reduced by allocable RIC expenses). A shareholder may treat the dividends as such provided the RIC and the shareholder satisfy applicable holding period requirements. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income.
Corporate Dividends Received Deduction.  Dividends paid by the Fund that are attributable to dividends received by the Fund from U.S. corporations may qualify for the U.S. federal dividends received deduction for corporations. A 46-day minimum holding period during the 90-day period that begins 45 days prior to ex-dividend date (or 91-day minimum holding period during the 180 period beginning 90 days prior to ex-dividend date for certain preference dividends) during which risk of loss may not be diminished is required for the applicable shares, at both the Fund and shareholder level, for a dividend to be eligible for the dividends received deduction. Restrictions may apply if indebtedness, including a short sale, is attributable to the investment.
Excess Inclusion Income.  Under current law, the Fund serves to block unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Internal Revenue Code. Certain types of income received by the
66

Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to report some or all of its distributions as “excess inclusion income.” To Fund shareholders, such excess inclusion income may: (i) constitute taxable income, as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations,” as defined by the Internal Revenue Code, are Fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Internal Revenue Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.
The Fund tries to avoid investing in REITs that are expected to generate excess inclusion income, but the Fund may not always be successful in doing so. Because information about a REIT’s investments may be inadequate or inaccurate, or because a REIT may change its investment program, the Fund may not be successful in avoiding the consequences described above. Avoidance of investments in REITs that generate excess inclusion income may require the Fund to forego otherwise attractive investment opportunities.
Non-U.S. Investments.  Under Section 988 of the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on non-U.S. currency, non-U.S. currency forward contracts and certain non-U.S. currency options or futures contracts denominated in non-U.S. currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.
The Fund may be subject to non-U.S. income taxes withheld at the source. The Fund, if permitted to do so, may elect to “pass through” to its investors the amount of non-U.S. income taxes paid by the Fund provided that the Fund held the security on the dividend settlement date and for at least 15 additional days immediately before and/or thereafter, with the result that each investor with respect to shares of the Fund held for a minimum 16-day holding period at the time of deemed distribution will (i) include in gross income, even though not actually received, the investor’s pro rata share of the Fund’s non-U.S. income taxes, and (ii) either deduct (in calculating U.S. taxable income, but only for investors who itemize their deductions on their personal tax returns) or credit (in calculating U.S. federal income tax) the investor’s pro rata share of the Fund’s non-U.S. income taxes. Withholding taxes on dividends on non-U.S. securities while such securities are lent out by the Fund are not eligible for non-U.S. tax credit pass through. Taxes not “passed through” for tax purposes will not be available to shareholders for foreign tax credit purposes. A non-U.S. person invested in the Fund in a year that the Fund elects to “pass through” its non-U.S. taxes may be treated as receiving additional dividend income subject to U.S. withholding tax. A non-U.S. tax credit may not exceed the investor’s U.S. federal income tax otherwise payable with respect to the investor’s non-U.S. source income. For this purpose, shareholders must treat as non-U.S. source gross income (i) their proportionate shares of non-U.S. taxes paid by the Fund and (ii) the portion of any dividend paid by the Fund that represents income derived from non-U.S. sources; the Fund’s gain from the sale of securities will generally be treated as U.S.-source income. Certain limitations will be imposed to the extent to which the non-U.S. tax credit may be claimed. If your Fund shares are loaned pursuant to securities lending arrangements, you may lose the ability to use any non-U.S. tax credits passed through by the Fund or to treat Fund dividends (paid while the shares are held by the borrower) as qualified dividends. Regarding a short sale with respect to shares of the Fund, substitute payments made to the lender of such shares may not be deductible under certain circumstances. Consult your financial intermediary or tax advisor.
Passive Foreign Investment Companies.  If the Fund purchases shares in PFICs, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.
If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Internal Revenue Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would
67

be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Currently proposed IRS regulations, if adopted, would treat such included amounts as nonqualifying RIC income to the Fund unless such amounts were also distributed to the Fund.
Alternatively, the Fund may make a mark-to-market election that would result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.
The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effects of these rules.
Reporting.  If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Other Taxes.  Dividends, distributions and redemption proceeds may also be subject to additional state, local and non-U.S. taxes depending on each shareholder’s particular situation.
Taxation of Non-U.S. Shareholders.  Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by the Fund from net tax-exempt income or long-term capital gains are generally not subject to such withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or IRS Form W-8BEN-E certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the U.S. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, IRS Form W-8BEN-E or other applicable form may be subject to backup withholding at the appropriate rate.
Properly-reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder or partner, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
Distributions to certain foreign shareholders by a Fund at least 50% of the assets of which are “U.S. real property interests” (as defined in the Code and Treasury regulations) at any time during the five‐year period ending on the date of the distributions, to the extent the distributions are attributable to gains from sales or exchanges of U.S. real property interests
68

(including shares in certain “U.S. real property holding corporations” such as certain REITs, although exceptions may apply if any class of stock of such a corporation is regularly traded on an established securities market and the Fund has held no more than 5% of such class of stock at any time during the five‐year period ending on the date of the distributions), generally must be treated by such foreign shareholders as income effectively connected to a trade or business within the United States, which is generally subject to tax at the graduated rates applicable to U.S. shareholders, except for distributions to foreign shareholders that held no more than 5% of any class of stock of the Fund at any time during the previous one‐year period ending on the date of the distributions. Such distributions may be subject to U.S. withholding tax and may require a foreign shareholder to file a U.S. federal income tax return. In addition, sales or redemptions of shares held by certain foreign shareholders in such a Fund generally will be subject to U.S. withholding tax and generally will require the foreign shareholder to file a U.S. federal income tax return, although exceptions may apply if more than 50% of the value of the Fund’s shares are held by U.S. shareholders or the foreign shareholder selling or redeeming the shares has held no more than 5% of any class of stock of the Fund at any time during the five‐year period ending on the date of the sale or redemption.
Provided that more than 50% of the value of a Fund’s stock is held by U.S. shareholders, redemptions and other distributions made in the form of U.S. real property interests (including shares in certain “U.S. real property holding corporations”, although exceptions may apply if any class of stock of such a corporation is regularly traded on an established securities market and the Fund has held no more than 5% of such class of stock at any time during the five-year period ending on the date of the distribution) generally will cause the Fund to recognize a portion of any unrecognized gain in the U.S. real property interests equal to the product of (i) the excess of fair market value of such U.S. real property interests over the Fund’s adjusted bases in such interests and (ii) the greatest foreign ownership percentage of the Fund during the five‐year period ending on the date of distribution.
Shareholders that are nonresident aliens or foreign entities are urged to consult their own tax advisors concerning the particular tax consequences to them of an investment in a Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to: (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders; and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to: (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event an intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership unless certain exceptions apply.
Shares of the Fund held by a non-U.S. shareholder at death will be considered situated within the U.S. and subject to the U.S. estate tax.
The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including consequences under state, local and non-U.S. tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.
Financial Statements
The Fund's audited Financial Statements, including the Consolidated Financial Highlights, appearing in the Annual Report to Shareholders and the report therein of PricewaterhouseCoopers LLP, an independent registered public accounting firm, are
69

hereby incorporated by reference in this SAI. The Annual Report to Shareholders, which contains the referenced audited financial statements, is available upon request and without charge.
Miscellaneous Information
Counsel.  Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.
Independent Registered Public Accounting Firm.  PricewaterhouseCoopers LLP, located at Two Commerce Square, 2001 Market Street, Philadelphia, PA 19103, serves as the Trust's independent registered public accounting firm, audits the Fund's financial statements, and may perform other services.
Shareholder Communications to the Board.  The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to iShares Board of Trustees, c/o BlackRock Fund Advisors, iShares Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns shares; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.
Investors’ Rights.  The Fund relies on the services of BFA and its other service providers, including the Distributor, administrator, custodian and transfer agent. Further information about the duties and roles of these service providers is set out in this SAI. Investors who acquire shares of the Fund are not parties to the relevant agreement with these service providers and do not have express contractual rights against the Fund or its service providers, except certain institutional investors that are Authorized Participants may have certain express contractual rights with respect to the Distributor under the terms of the relevant Authorized Participant Agreement. Investors may have certain legal rights under federal or state law against the Fund or its service providers. In the event that an investor considers that it may have a claim against the Fund, or against any service provider in connection with its investment in the Fund, such investor should consult its own legal advisor.
By contract, Authorized Participants irrevocably submit to the non-exclusive jurisdiction of any New York State or U.S. federal court sitting in New York City over any suit, action or proceeding arising out of or relating to the Authorized Participant Agreement. Jurisdiction over other claims, whether by investors or Authorized Participants, will turn on the facts of the particular case and the law of the jurisdiction in which the proceeding is brought.
70

Appendix A1 - iShares ETFs Proxy Voting Policy
BlackRock U.S. Registered Funds
Open-End Fund Proxy Voting Policy
Procedures Governing Delegation of Proxy Voting to Fund Advisers
April 1, 2020
Open-End Mutual Funds (including money market funds)
iShares and BlackRock ETFs
The Boards of Trustees/Directors (“Directors”) of open-end funds (the “Funds”) advised by BlackRock Fund Advisors or BlackRock Advisors, LLC (“BlackRock”), have the responsibility for the oversight of voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate the responsibility to vote proxies to BlackRock, subject to the principles outlined in this Policy, as part of BlackRock’s authority to manage, acquire and dispose of account assets, all as contemplated by the Funds’ respective investment management agreements.
BlackRock has adopted guidelines and procedures (together and as from time to time amended, the “BlackRock Proxy Voting Guidelines”) governing proxy voting by accounts managed by BlackRock.
BlackRock will cast votes on behalf of each of the Funds on specific proxy issues in respect of securities held by each such Fund (or may refrain from voting) in accordance with the BlackRock Proxy Voting Guidelines.
BlackRock will report on an annual basis to the Directors on (1) a summary of all proxy votes that BlackRock has made on behalf of the Funds in the preceding year together with a representation that all votes were in accordance with the BlackRock Proxy Voting Guidelines, and (2) any changes to the BlackRock Proxy Voting Guidelines that have not previously been reported.
A-1

Appendix A2 – BlackRock Global Proxy Voting Policies
BlackRock Investment Stewardship
Global Corporate Governance & Engagement Principles
January 2020
A-2

A-3

INTRODUCTION TO BLACKROCK
BlackRock’s purpose is to help more and more people experience financial well-being. As a fiduciary to our clients, we provide the investment and technology solutions they need when planning for their most important goals. We manage assets on behalf of institutional and individual clients, across a full spectrum of investment strategies, asset classes and regions. Our client base includes pension plans, endowments, foundations, charities, official institutions, insurers and other financial institutions, as well as individuals around the world.
PHILOSOPHY ON CORPORATE GOVERNANCE
BlackRock Investment Stewardship (“BIS”) activities are focused on maximizing long-term value for our clients. BIS does this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.
We believe that there are certain fundamental rights attached to shareholding. Companies and their boards should be accountable to shareholders and structured with appropriate checks and balances to ensure that they operate in shareholders’ best interests. Effective voting rights are central to the rights of ownership and there should be one vote for one share. Shareholders should have the right to elect, remove and nominate directors, approve the appointment of the auditor and to amend the corporate charter or by-laws. Shareholders should be able to vote on matters that are material to the protection of their investment, including but not limited to, changes to the purpose of the business, dilution levels and pre-emptive rights, and the distribution of income and capital structure. In order to make informed decisions, we believe that shareholders have the right to sufficient and timely information.
Our primary focus is on the performance of the board of directors. As the agent of shareholders, the board should set the company’s strategic aims within a framework of prudent and effective controls, which enables risk to be assessed and managed. The board should provide direction and leadership to management and oversee management’s performance. Our starting position is to be supportive of boards in their oversight efforts on shareholders’ behalf and we would generally expect to support the items of business they put to a vote at shareholder meetings. Votes cast against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the best interests of shareholders or have not responded adequately to shareholder concerns. We assess voting matters on a case-by-case basis and in light of each company’s unique circumstances taking into consideration regional best practices and long-term value creation.
These principles set out our approach to engaging with companies, provide guidance on our position on corporate governance and outline how our views might be reflected in our voting decisions. Corporate governance practices can vary internationally, so our expectations in relation to individual companies are based on the legal and regulatory framework of each local market. However, we believe there are overarching principles of corporate governance that apply globally and provide a framework for more detailed, market-specific assessments.
We believe BlackRock has a responsibility in relation to monitoring and providing feedback to companies, sometimes known as “stewardship.” These ownership responsibilities include engaging with management or board members on corporate governance matters, voting proxies in the best long -term economic interests of our clients, and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long -term shareholder value creation. We also believe in the responsibility to our clients to have appropriate resources and oversight structures. Our approach is set out in the section below titled “BlackRock’s oversight of its investment stewardship activities” and is further detailed in a team profile on our website.
CORPORATE GOVERNANCE, ENGAGEMENT AND VOTING
We recognize that accepted standards of corporate governance differ between markets, but we believe there are sufficient common threads globally to identify an overarching set of principles. The objective of our investment stewardship activities is the protection and enhancement of the value of our clients’ investments in public corporations. Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation. We discuss below the principles under six key themes. In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.
The six key themes are:
A-4

•	Boards and directors
•	Auditors and audit-related issues
•	Capital structure, mergers, asset sales and other special transactions
•	Compensation and benefits
•	Environmental and social issues
•	General corporate governance matters and shareholder protections
At a minimum, we expect companies to observe the accepted corporate governance standards in their domestic market or to explain why doing so is not in the interests of shareholders. Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders, we will engage with the company and/or use our vote to encourage a change in practice. In making voting decisions, we perform independent research and analysis, such as reviewing relevant information published by the company and apply our voting guidelines to achieve the outcome we believe best protects our clients’ long -term economic interests. We also work closely with our active portfolio managers, and may take into account internal and external research.
BlackRock views engagement as an important activity; engagement provides us with the opportunity to improve our understanding of the challenges and opportunities that investee companies are facing and their governance structures. Engagement also allows us to share our philosophy and approach to investment and corporate governance with companies to enhance their understanding of our objectives. Our engagements often focus on providing our feedback on company disclosures, particularly where we believe they could be enhanced. There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.
BlackRock’s engagements emphasize direct dialogue with corporate leadership on the governance issues identified in these principles that have a material impact on financial performance. These engagements enable us to cast informed votes aligned with clients’ long-term economic interests. We generally prefer to engage in the first instance where we have concerns and give management time to address or resolve the issue. As a long-term investor, we are patient and persistent in working with our portfolio companies to have an open dialogue and develop mutual understanding of governance matters, to promote the adoption of best practices and to assess the merits of a company’s approach to its governance. We monitor the companies in which we invest and engage with them constructively and privately where we believe doing so helps protect shareholders’ interests. We do not try to micro-manage companies, or tell management and boards what to do. We present our views as a long-term shareholder and listen to companies’ responses. The materiality and immediacy of a given issue will generally determine the level of our engagement and whom we seek to engage at the company, which could be management representatives or board directors.
Boards and directors
The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests. Board members serve as agents of shareholders in overseeing the strategic direction and operation of the company. For this reason, BlackRock focuses on directors in many of our engagements and sees the election of directors as one of our most important responsibilities in the proxy voting context.
We expect the board of directors to promote and protect shareholder interests by:
•	establishing an appropriate corporate governance structure
•	supporting and overseeing management in setting long -term strategic goals, applicable measures of value-creation and milestones that will demonstrate progress, and steps taken if any obstacles are anticipated or incurred
•	ensuring the integrity of financial statements
•	making independent decisions regarding mergers, acquisitions and disposals
•	establishing appropriate executive compensation structures
•	addressing business issues, including environmental and social issues, when they have the potential to materially impact company reputation and performance
There should be clear definitions of the role of the board, the committees of the board and senior management such that the responsibilities of each are well understood and accepted. Companies should report publicly the approach taken to
A-5

governance (including in relation to board structure) and why this approach is in the best interest of shareholders. We will seek to engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company, or the performance of individual board members. We believe that when a company is not effectively addressing a material issue, its directors should be held accountable.
BlackRock believes that directors should stand for re-election on a regular basis. We assess directors nominated for election or re-election in the context of the composition of the board as a whole. There should be detailed disclosure of the relevant credentials of the individual directors in order for shareholders to assess the caliber of an individual nominee. We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders. Common impediments to independence may include but are not limited to:
•	current or former employment at the company or a subsidiary within the past several years
•	being, or representing, a shareholder with a substantial shareholding in the company
•	interlocking directorships
•	having any other interest, business or other relationship which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company
BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non -executive director to chair it or, where the chairman is also the CEO (or is otherwise not independent), an independent lead director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations. The lead independent board director should be available to shareholders in those situations where a director is best placed to explain and justify a company’s approach.
To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. In identifying potential candidates, boards should take into consideration the multiple dimensions of diversity, including personal factors such as gender, ethnicity, and age; as well as professional characteristics, such as a director’s industry, area of expertise, and geographic location. The board should review these dimensions of the current directors and how they might be augmented by incoming directors. We believe that directors are in the best position to assess the optimal size for the board, but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.
There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that shareholders’ interests are best served when the board forms committees of fully independent directors to deal with such matters. In many markets, these committees of the board specialize in audit, director nominations and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party or to investigate a significant adverse event.
Auditors and audit-related issues
Comprehensive disclosure provides investors with a sense of the company’s long-term operational risk management practices and, more broadly, the quality of the board’s oversight. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.
BlackRock recognizes the critical importance of financial statements, which should provide a true and fair picture of a company’s financial condition. We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function. We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.
The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where the audit firm provides services to the company in addition to the audit, the fees earned should be disclosed and explained. Audit committees should have in place a procedure for assessing annually the independence of the auditor.
A-6

Capital structure, mergers, asset sales and other special transactions
The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emptive rights are a key protection for shareholders against the dilution of their interests.
Effective voting rights are central to the rights of ownership and we believe strongly in one vote for one share as a guiding principle that supports good corporate governance. Shareholders, as the residual claimants, have the strongest interest in protecting company value, and voting power should match economic exposure.
We are concerned that the creation of a dual share class may result in an over-concentration of power in the hands of a few shareholders, thus disenfranchising other shareholders and amplifying the potential conflict of interest, which the one share, one vote principle is designed to mitigate. However, we recognize that in certain circumstances, companies may have a valid argument for dual-class listings, at least for a limited period of time. We believe that such companies should review these dual-class structures on a regular basis or as company circumstances change. Additionally, they should receive shareholder approval of their capital structure on a periodic basis via a management proposal in the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.
In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long -term economic interests of shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it enhances long -term shareholder value. We would prefer that proposed transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executives’ and/or board members’ financial interests in a given transaction have not adversely affected their ability to place shareholders’ interests before their own. Where the transaction involves related parties, we would expect the recommendation to support it to come from the independent directors and it is good practice to be approved by a separate vote of the non-conflicted shareholders.
BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We expect any so-called ‘shareholder rights plans’ proposed by a board to be subject to shareholder approval upon introduction and periodically thereafter for continuation.
Compensation and benefits
BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests, particularly generating sustainable long-term shareholder returns. We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize. We encourage companies to ensure that their compensation plans incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee or equivalent board members accountable for poor compensation practices or structures.
BlackRock believes that there should be a clear link between variable pay and company performance that drives shareholder returns. We are not supportive of one-off or special bonuses unrelated to company or individual performance. We acknowledge that the use of peer group evaluation by compensation committees can help ensure competitive pay; however, we are concerned when increases in total compensation at a company are justified solely on peer benchmarking rather than outperformance. We support incentive plans that foster the sustainable achievement of results relative to competitors. The vesting timeframes associated with incentive plans should facilitate a focus on long -term value creation. We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to forgo rewards when they are not justified by actual performance. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practice.
A-7

Non-executive directors should be compensated in a manner that is commensurate with the time and effort expended in fulfilling their professional responsibilities. Additionally, these compensation arrangements should not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.
Environmental and social issues
Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well -managed companies will deal effectively with the material environmental and social (“E&S”) factors relevant to their businesses.
Robust disclosure is essential for investors to effectively gauge companies’ business practices and planning related to E&S risks and opportunities.
BlackRock expects companies to issue reports aligned with the recommendations of the Task Force on Climate -related Financial Disclosures (TCFD) and the standards put forward by the Sustainability Accounting Standards Board (SASB). We view the SASB and TCFD frameworks as complementary in achieving the goal of disclosing more financially material information, particularly as it relates to industry -specific metrics and target setting. TCFD’s recommendations provide an overarching framework for disclosure on the business implications of climate change, and potentially other E&S factors. We find SASB’s industry-specific guidance (as identified in its materiality map) beneficial in helping companies identify and discuss their governance, risk assessments, and performance against these key performance indicators (KPIs). Any global standards adopted, peer group benchmarking undertaken, and verification processes in place should also be disclosed and discussed in this context.
BlackRock has been engaging with companies for several years on disclosure of material E&S factors. Given the increased understanding of sustainability risks and opportunities, and the need for better information to assess them, we specifically ask companies to:
1)	publish a disclosure in line with industry-specific SASB guidelines by year-end, if they have not already done so, or disclose a similar set of data in a way that is relevant to their particular business; and
2)	disclose climate-related risks in line with the TCFD’s recommendations, if they have not already done so. This should include the company’s plan for operating under a scenario where the Paris Agreement’s goal of limiting global warming to less than two degrees is fully realized, as expressed by the TCFD guidelines.
See our commentary on our approach to engagement on TCFD and SASB aligned reporting for greater detail of our expectations.
We will use these disclosures and our engagements to ascertain whether companies are properly managing and overseeing these risks within their business and adequately planning for the future. In the absence of robust disclosures, investors, including BlackRock, will increasingly conclude that companies are not adequately managing risk.
We believe that when a company is not effectively addressing a material issue, its directors should be held accountable. We will generally engage directly with the board or management of a company when we identify issues. We may vote against the election of directors where we have concerns that a company might not be dealing with E&S factors appropriately.
Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of material E&S factors.
In deciding our course of action, we will assess the company’s disclosures and the nature of our engagement with the company on the issue over time, including whether:
•	The company has already taken sufficient steps to address the concern
•	The company is in the process of actively implementing a response
•	There is a clear and material economic disadvantage to the company in the near-term if the issue is not addressed in the manner requested by the shareholder proposal
We do not see it as our role to make social or political judgments on behalf of clients. Our consideration of these E&S factors is consistent with protecting the long-term economic interest of our clients’ assets. We expect investee companies to comply,
A-8

at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where local laws or regulations that significantly impact the company’s operations are contradictory or ambiguous to global norms.
Climate risk
Within the framework laid out above, as well as our guidance on “How BlackRock Investment Stewardship engages on climate risk,” we believe that climate presents significant investment risks and opportunities that may impact the long - term financial sustainability of companies. We believe that the reporting frameworks developed by TCFD and SASB provide useful guidance to companies on identifying, managing, and reporting on climate -related risks and opportunities.
We expect companies to help their investors understand how the company may be impacted by climate risk, in the context of its ability to realize a long-term strategy and generate value over time. We expect companies to convey their governance around this issue through their corporate disclosures aligned with TCFD and SASB. For companies in sectors that are significantly exposed to climate-related risk, we expect the whole board to have demonstrable fluency in how climate risk affects the business and how management approaches assessing, adapting to, and mitigating that risk.
Where a company receives a shareholder proposal related to climate risk, in addition to the factors laid out above, our assessment will take into account the robustness of the company’s existing disclosures as well as our understanding of its management of the issues as revealed through our engagements with the company and board members over time. In certain instances, we may disagree with the details of a climate-related shareholder proposal but agree that the company in question has not made sufficient progress on climate-related disclosures. In these instances, we may not support the proposal, but may vote against the election of relevant directors.
General corporate governance matters and shareholder protections
BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and viability of the companies in which they invest. In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these. The reporting and disclosure provided by companies help shareholders assess whether their economic interests have been protected and the quality of the board’s oversight of management. We believe shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.
BLACKROCK’S OVERSIGHT OF ITS INVESTMENT STEWARDSHIP ACTIVITIES
Oversight
We hold ourselves to a very high standard in our investment stewardship activities, including proxy voting. This function is executed by a team called BlackRock Investment Stewardship (“BIS”) which is comprised of BlackRock employees who do not have other responsibilities other than their roles in BIS. BIS is considered an investment function. The team does not have sales responsibilities.
BlackRock maintains three regional advisory committees (“Stewardship Advisory Committees”) for (a) the Americas; (b) Europe, the Middle East and Africa (“EMEA”); and (c) Asia-Pacific, generally consisting of senior BlackRock investment professionals and/or senior employees with practical boardroom experience. The regional Stewardship Advisory Committees review and advise on amendments to the proxy voting guidelines covering markets within each respective region (“Guidelines”).
In addition to the regional Stewardship Advisory Committees, the Investment Stewardship Global Oversight Committee (“Global Committee”) is a risk-focused committee, comprised of senior representatives from various BlackRock investment teams, BlackRock’s Deputy General Counsel, the Global Head of Investment Stewardship (“Global Head”), and other senior executives with relevant experience and team oversight.
The Global Head has primary oversight of the activities of BIS, including voting in accordance with the Guidelines, which require the application of professional judgment and consideration of each company’s unique circumstances. The Global Committee reviews and approves amendments to these Global Corporate Governance & Engagement Principles. The Global
A-9

Committee also reviews and approves amendments to the regional Guidelines, as proposed by the regional Stewardship Advisory Committees.
In addition, the Global Committee receives and reviews periodic reports regarding the votes cast by BIS, as well as regular updates on material process issues, procedural changes and other risk oversight considerations. The Global Committee reviews these reports in an oversight capacity as informed by the BIS corporate governance engagement program and Guidelines.
BIS carries out engagement with companies, monitors and executes proxy votes, and conducts vote operations (including maintaining records of votes cast) in a manner consistent with the relevant Guidelines. BIS also conducts research on corporate governance issues and participates in industry discussions to keep abreast of important developments in the corporate governance field. BIS may utilize third parties for certain of the foregoing activities and performs oversight of those third parties. BIS may raise complicated or particularly controversial matters for internal discussion with the relevant investment teams and/or refer such matters to the appropriate regional Stewardship Advisory Committees for review, discussion and guidance prior to making a voting decision.
Vote execution
We carefully consider proxies submitted to funds and other fiduciary account(s) (“Fund” or “Funds”) for which we have voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which we have voting authority based on our evaluation of the best long-term economic interests of shareholders, in the exercise of our independent business judgment, and without regard to the relationship of the issuer of the proxy (or any shareholder proponent or dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, or BlackRock employees (see “Conflicts management policies and procedures”, below).
When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with the Guidelines for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Stewardship Advisory Committees. BIS may, in the exercise of their professional judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is required or that an exception to the Guidelines would be in the best long - term economic interests of BlackRock’s clients.
In the uncommon circumstance of there being a vote with respect to fixed income securities or the securities of privately held issuers, the decision generally will be made by a Fund's portfolio managers and/or BIS based on their assessment of the particular transactions or other matters at issue.
In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “share- blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; (vi) regulatory constraints; and (vii) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as share-blocking or overly burdensome administrative requirements.
As a consequence, BlackRock votes proxies on a “best-efforts” basis. In addition, BIS may determine that it is generally in the best interests of BlackRock’s clients not to vote proxies if the costs (including but not limited to opportunity costs associated with share-blocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the proposal.
Portfolio managers have full discretion to vote the shares in the Funds they manage based on their analysis of the economic impact of a particular ballot item. Portfolio managers may from time to time reach differing views on how best to maximize economic value with respect to a particular investment. Therefore, portfolio managers may, and sometimes do, vote shares in the Funds under their management differently from one another. However, because BlackRock’s clients are mostly long-term investors with long-term economic goals, ballots are frequently cast in a uniform manner.
A-10

Conflicts management policies and procedures
BIS maintains the following policies and procedures that seek to prevent undue influence on BlackRock’s proxy voting activity. Such influence might stem from any relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates, or BlackRock employees. The following are examples of sources of perceived or potential conflicts of interest:
•	BlackRock clients who may be issuers of securities or proponents of shareholder resolutions
•	BlackRock business partners or third parties who may be issuers of securities or proponents of shareholder resolutions
•	BlackRock employees who may sit on the boards of public companies held in Funds managed by BlackRock
•	Significant BlackRock, Inc. investors who may be issuers of securities held in Funds managed by BlackRock
•	Securities of BlackRock, Inc. or BlackRock investment funds held in Funds managed by BlackRock
•	BlackRock, Inc. board members who serve as senior executives of public companies held in Funds managed by BlackRock
BlackRock has taken certain steps to mitigate perceived or potential conflicts including, but not limited to, the following:
•	Adopted the Guidelines which are designed to protect and enhance the economic value of the companies in which BlackRock invests on behalf of clients.
•	Established a reporting structure that separates BIS from employees with sales, vendor management or business partnership roles. In addition, BlackRock seeks to ensure that all engagements with corporate issuers, dissident shareholders or shareholder proponents are managed consistently and without regard to BlackRock’s relationship with such parties. Clients or business partners are not given special treatment or differentiated access to BIS. BIS prioritizes engagements based on factors including but not limited to our need for additional information to make a voting decision or our view on the likelihood that an engagement could lead to positive outcome(s) over time for the economic value of the company. Within the normal course of business, BIS may engage directly with BlackRock clients, business partners and/or third parties, and/or with employees with sales, vendor management or business partnership roles, in discussions regarding our approach to stewardship, general corporate governance matters, client reporting needs, and/or to otherwise ensure that proxy-related client service levels are met.
•	Determined to engage, in certain instances, an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest, to satisfy regulatory compliance requirements, or as may be otherwise required by applicable law. In such circumstances, the independent fiduciary provides BlackRock’s proxy voting agent with instructions, in accordance with the Guidelines, as to how to vote such proxies, and BlackRock’s proxy voting agent votes the proxy in accordance with the independent fiduciary’s determination. BlackRock uses an independent fiduciary to vote proxies of (i) any company that is affiliated with BlackRock, Inc., (ii) any public company that includes BlackRock employees on its board of directors, (iii) The PNC Financial Services Group, Inc., (iv) any public company of which a BlackRock, Inc. board member serves as a senior executive, and (v) companies when legal or regulatory requirements compel BlackRock to use an independent fiduciary. In selecting an independent fiduciary, we assess several characteristics, including but not limited to: independence, an ability to analyze proxy issues and vote in the best economic interest of our clients, reputation for reliability and integrity, and operational capacity to accurately deliver the assigned votes in a timely manner. We may engage more than one independent fiduciary, in part in order to mitigate potential or perceived conflicts of interest at an independent fiduciary. The Global Committee appoints and reviews the performance of the independent fiduciar(ies), generally on an annual basis.
When so authorized, BlackRock acts as a securities lending agent on behalf of Funds. With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests. The decision whether to recall securities on loan to vote is based on a formal analysis of the revenue producing value to clients of loans, against the assessed economic value of casting votes. Generally, we expect that the likely economic value to clients of casting votes would be less than the securities lending income, either because, in our assessment, the resolutions being voted on will not have significant economic consequences or because the outcome would not be affected by BlackRock recalling loaned securities in order to vote. BlackRock also may, in our discretion, determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.
Periodically, BlackRock reviews our process for determining whether to recall securities on loan in order to vote and may modify it as necessary.
A-11

Voting guidelines
The issue-specific Guidelines published for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. These Guidelines are not intended to be exhaustive. BIS applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, these Guidelines do not indicate how BIS will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.
Reporting and vote transparency
We inform clients about our engagement and voting policies and activities through direct communication and through disclosure on our website. Each year we publish an annual report, an annual engagement and voting statistics report, and our full voting record to our website. On a quarterly basis, we publish regional reports which provide an overview of our investment stewardship engagement and voting activities during the quarter, including market developments, speaking engagements, and engagement and voting statistics. Additionally, we make public our market-specific voting guidelines for the benefit of clients and companies with whom we engage.
A-12

Appendix A3 – BlackRock U.S. Proxy Voting Policies
BlackRock Investment Stewardship
Corporate Governance and Proxy Voting Guidelines for U.S. Securities
January 2020
A-13

Contents
Introduction	A-16
Voting guidelines	A-16
Boards and directors	A-16
- Director elections	A-16
- Independence	A-16
- Oversight	A-17
- Responsiveness to shareholders	A-17
- Shareholder rights	A-17
- Board composition and effectiveness	A-18
- Board size	A-19
- CEO and management succession planning	A-19
- Classified board of directors / staggered terms	A-19
- Contested director elections	A-19
- Cumulative voting	A-19
- Director compensation and equity programs	A-19
- Majority vote requirements	A-19
- Risk oversight	A-20
- Separation of chairman and CEO	A-20
Auditors and audit-related issues	A-20
Capital structure proposals	A-21
- Equal voting rights	A-21
- Blank check preferred stock	A-21
- Increase in authorized common shares	A-21
- Increase or issuance of preferred stock	A-21
- Stock splits	A-22
Mergers, asset sales, and other special transactions	A-22
- Poison pill plans	A-22
- Reimbursement of expenses for successful shareholder campaigns	A-22
Executive Compensation	A-22
- Advisory resolutions on executive compensation (“Say on Pay”)	A-23
- Advisory votes on the frequency of Say on Pay resolutions	A-23
- Claw back proposals	A-23
- Employee stock purchase plans	A-23
- Equity compensation plans	A-23
- Golden parachutes	A-23
- Option exchanges	A-24
- Pay-for-Performance plans	A-24
- Supplemental executive retirement plans	A-24
Environmental and social issues	A-24
- Climate risk	A-25
- Corporate political activities	A-26
General corporate governance matters	A-26
- Adjourn meeting to solicit additional votes	A-26
- Bundled proposals	A-26
- Exclusive forum provisions	A-26
- Multi-jurisdictional companies	A-26
- Other business	A-27
- Reincorporation	A-27
- IPO governance	A-27
A-14

Contents
Shareholder Protections	A-27
- Amendment to charter / articles / bylaws	A-27
- Proxy access	A-28
- Right to act by written consent	A-28
- Right to call a special meeting	A-28
- Simple majority voting	A-28
A-15

These guidelines should be read in conjunction with the BlackRock Investment Stewardship Global Corporate Governance Guidelines & Engagement Principles.
INTRODUCTION
BlackRock, Inc. and its subsidiaries (collectively, “BlackRock”) seek to make proxy voting decisions in the manner most likely to protect and enhance the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BlackRock Investment Stewardship’s general philosophy and approach to corporate governance issues that most commonly arise in proxy voting for U.S. securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots , as well as our expectations of boards of directors. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.
VOTING GUIDELINES
These guidelines are divided into eight key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders:
•	Boards and directors
•	Auditors and audit-related issues
•	Capital structure
•	Mergers, asset sales, and other special transactions
•	Executive compensation
•	Environmental and social issues
•	General corporate governance matters
•	Shareholder protections
BOARDS AND DIRECTORS
Director elections
In general, BlackRock supports the election of directors as recommended by the board in uncontested elections. However, we believe that when a company is not effectively addressing a material issue, its directors should be held account able. We may withhold votes from directors or members of particular board committees in certain situations, as indicated below .
Independence
We expect a majority of the directors on the board to be independent. In addition, all members of key committees, including audit, compensation, and nominating / governance committees, should be independent. Our view of independence may vary slightly from listing standards.
In particular, common impediments to independence in the U.S. may include:
•	Employment as a senior executive by the company or a subsidiary within the past five years
•	An equity ownership in the company in excess of 20%
•	Having any other interest, business, or relationship which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company
We may vote against directors serving on key committees that we do not consider to be independent.
When evaluating controlled companies, as defined by the U.S. stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.
A-16

Oversight
We expect the board to exercise appropriate oversight over management and business activities of the company. We will consider voting against committee members and / or individual directors in the following circumstances:
•	Where the board has failed to exercise oversight with regard to accounting practices or audit oversight, we will consider voting against the current audit committee, and any other members of the board who may be responsible. For example, this may apply to members of the audit committee during a period when the board failed to facilitate quality, independent auditing if substantial accounting irregularities suggest insufficient oversight by that committee
•	Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue
•	The chair of the nominating / governance committee, or where no chair exists, the nominating / governance committee member with the longest tenure, where the board is not comprised of a majority of independent directors. However, this would not apply in the case of a controlled company
•	Where it appears the director has acted (at the company or at other companies) in a manner that compromises his / her reliability to represent the best long-term economic interests of shareholders
•	Where a director has a pattern of poor attendance at combined board and applicable key committee meetings. Excluding exigent circumstances, BlackRock generally considers attendance at less than 75% of the combined board and applicable key committee meetings by a board member to be poor attendance
•	Where a director serves on an excess number of boards, which may limit his / her capacity to focus on each board’s requirements. The following illustrates the maximum number of boards on which a director may serve, before he / she is considered to be over-committed:

	Public Company CEO	# Outside Public Boards*	Total # of Public Boards
Director A	x	1	2
Director B		3	4

*	In addition to the company under review
Responsiveness to shareholders
We expect a board to be engaged and responsive to its shareholders. Where we believe a board has not substantially addressed shareholder concerns, we may vote against the appropriate committees and / or individual directors. The following illustrates common circumstances:
•	The independent chair or lead independent director, members of the nominating / governance committee, and / or the longest tenured director(s), where we observe a lack of board responsiveness to shareholders, evidence of board entrenchment, and / or failure to promote adequate board succession planning
•	The chair of the nominating / governance committee, or where no chair exists, the nominating / governance committee member with the longest tenure, where board member(s) at the most recent election of directors have received withhold votes from more than 30% of shares voted and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial withhold vote
•	The independent chair or lead independent director and / or members of the nominating / governance committee, where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders’ fundamental rights or long-term economic interests
Shareholder rights
We expect a board to act with integrity and to uphold governance best practices. Where we believe a board has not acted in the best interests of its shareholders, we may vote against the appropriate committees and / or individual directors. The following illustrates common circumstances:
A-17

•	The independent chair or lead independent director and members of the governance committee, where a board implements or renews a poison pill without shareholder approval
•	The independent chair or lead independent director and members of the governance committee, where a board amends the charter / articles / bylaws such that the effect may be to entrench directors or to significantly reduce shareholder rights
•	Members of the compensation committee where the company has repriced options without shareholder approval
•	If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, if we have a concern regarding a committee or committee chair that is not up for re-election, we will generally register our concern by withholding votes from all available members of the relevant committee
Board composition and effectiveness
We encourage boards to periodically renew their membership to ensure relevant skills and experience within the boardroom. To this end, regular performance reviews and skills assessments should be conducted by the nominating / governance committee.
Furthermore, we expect boards to be comprised of a diverse selection of individuals who bring their personal and professional experiences to bear in order to create a constructive debate of competing views and opinions in the boardroom. We recognize that diversity has multiple dimensions. In identifying potential candidates, boards should take into consideration the full breadth of diversity including personal factors, such as gender, ethnicity, and age; as well as professional characteristics, such as a director’s industry, area of expertise, and geographic location. In addition to other elements of diversity, we encourage companies to have at least two women directors on their board. Our publicly available commentary explains our approach to engaging on board diversity.
We encourage boards to disclose their views on:
•	The mix of competencies, experience, and other qualities required to effectively oversee and guide management in light of the stated long-term strategy of the company
•	The process by which candidates are identified and selected, including whether professional firms or other sources outside of incumbent directors’ networks have been engaged to identify and / or assess candidates
•	The process by which boards evaluate themselves and any significant outcomes of the evaluation process, without divulging inappropriate and / or sensitive details
•	The consideration given to board diversity, including, but not limited to, gender, ethnicity, race, age, experience, geographic location, skills, and perspective in the nomination process
While we support regular board refreshment, we are not opposed in principle to long-tenured directors, nor do we believe that long board tenure is necessarily an impediment to director independence. A variety of director tenures within the boardroom can be beneficial to ensure board quality and continuity of experience.
Our primary concern is that board members are able to contribute effectively as corporate strategy evolves and business conditions change, and that all directors, regardless of tenure, demonstrate appropriate responsiveness to shareholders. We acknowledge that no single person can be expected to bring all relevant skill sets to a board; at the same time, we generally do not believe it is necessary or appropriate to have any particular director on the board solely by virtue of a singular background or specific area of expertise.
Where boards find that age limits or term limits are the most efficient and objective mechanism for ensuring periodic board refreshment, we generally defer to the board’s determination in setting such limits.
To the extent that we believe that a company has not adequately accounted for diversity in its board composition within a reasonable timeframe, we may vote against the nominating / governance committee for an apparent lack of commitment to board effectiveness.
A-18

Board size
We typically defer to the board in setting the appropriate size and believe directors are generally in the best position to assess the optimal board size to ensure effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.
CEO and management succession planning
There should be a robust CEO and senior management succession plan in place at the board level that is reviewed and updated on a regular basis. We expect succession planning to cover both long-term planning consistent with the strategic direction of the company and identified leadership needs over time, as well as short-term planning in the event of an unanticipated executive departure. We encourage the company to explain its executive succession planning process, including where accountability lies within the boardroom for this task, without prematurely divulging sensitive information commonly associated with this exercise.
Classified board of directors / staggered terms
We believe that directors should be re-elected annually and that classification of the board generally limits shareholders’ rights to regularly evaluate a board’s performance and select directors. While we will typically support proposals requesting board de-classification, we may make exceptions, should the board articulate an appropriate strategic rationale for a classified board structure, such as when a company needs consistency and stability during a time of transition, e.g. newly public companies or companies undergoing a strategic restructuring. A classified board structure may also be justified at non-operating companies in certain circumstances. We would, however, expect boards with a classified structure to periodically review the rationale for such structure and consider when annual elections might be appropriate.
Without a voting mechanism to immediately address concerns of a specific director, we may choose to vote against or withhold votes from the available slate of directors by default (see “Shareholder rights” for additional detail).
Contested director elections
The details of contested elections, or proxy contests, are assessed on a case-by-case basis. We evaluate a number of factors, which may include: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissident represents the best option for enhancing long -term shareholder value.
Cumulative voting
We believe that a majority vote standard is in the best long -term interest of shareholders. It ensures director accountability via the requirement to be elected by more than half of the votes cast. As such, we will generally oppose proposals requesting the adoption of cumulative voting, which may disproportionately aggregate votes on certain issues or director candidates.
Director compensation and equity programs
We believe that compensation for directors should be structured to attract and retain the best possible directors, while also aligning their interests with those of shareholders. We believe director compensation packages that are based on the company’s long-term value creation and include some form of long-term equity compensation are more likely to meet this goal. In addition, we expect directors to build meaningful share ownership over time.
Majority vote requirements
BlackRock believes that directors should generally be elected by a majority of the shares voted and will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. Some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.
A-19

Risk oversight
Companies should have an established process for identifying, monitoring, and managing key risks. Independent directors should have ready access to relevant management information and outside advice, as appropriate, to ensure they can properly oversee risk management. We encourage companies to provide transparency around risk measurement, mitigation, and reporting to the board. We are particularly interested in understanding how risk oversight processes evolve in response to changes in corporate strategy and / or shifts in the business and related risk environment. Comprehensive disclosure provides investors with a sense of the company’s long -term operational risk management practices and, more broadly, the quality of the board’s oversight. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.
Separation of chairman and CEO
We believe that independent leadership is important in the boardroom. In the U.S. there are two commonly accepted structures for independent board leadership: 1) an independent chairman; or 2) a lead independent director when the roles of chairman and CEO are combined.
In the absence of a significant governance concern, we defer to boards to designate the most appropriate leadership structure to ensure adequate balance and independence.
In the event that the board chooses a combined chair / CEO model, we generally support the designation of a lead independent director if they have the power to: 1) provide formal input into board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. Furthermore, while we anticipate that most directors will be elected annually, we believe an element of continuity is important for this role for an extended period of time to provide appropriate leadership balance to the chair / CEO.
The following table illustrates examples of responsibilities under each board leadership model:
	Combined Chair / CEO Model		Separate Chair Model
	Chair / CEO	Lead Director	Chair
Board Meetings	Authority to call full meetings of the board of directors	Attends full meetings of the board of directors Authority to call meetings of independent directors Briefs CEO on issues arising from executive sessions	Authority to call full meetings of the board of directors
Agenda	Primary responsibility for shaping board agendas, consulting with the lead director	Collaborates with chair / CEO to set board agenda and board information	Primary responsibility for shaping board agendas, in conjunction with CEO
Board Communications	Communicates with all directors on key issues and concerns outside of full board meetings	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning
AUDITORS AND AUDIT-RELATED ISSUES
BlackRock recognizes the critical importance of financial statements to provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee members where the board has failed to facilitate quality, independent auditing. We look to
A-20

the audit committee report for insight into the scope of the audit committee responsibilities, including an overview of audit committee processes, issues on the audit committee agenda, and key decisions taken by the audit committee. We take particular note of cases involving significant financial restatements or material weakness disclosures, and we expect timely disclosure and remediation of accounting irregularities.
The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.
From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.
CAPITAL STRUCTURE PROPOSALS
Equal voting rights
BlackRock believes that shareholders should be entitled to voting rights in proportion to their economic interests. We believe that companies that look to add or already have dual or multiple class share structures should review these structures on a regular basis or as company circumstances change. Companies should receive shareholder approval of their capital structure on a periodic basis via a management proposal on the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders. Equal voting rights
BlackRock believes that shareholders should be entitled to voting rights in proportion to their economic interests. We believe that companies that look to add or already have dual or multiple class share structures should review these structures on a regular basis or as company circumstances change. Companies should receive shareholder approval of their capital structure on a periodic basis via a management proposal on the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.
Blank check preferred stock
We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and as a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote.
Nonetheless, we may support the proposal where the company:
•	Appears to have a legitimate financing motive for requesting blank check authority
•	Has committed publicly that blank check preferred shares will not be used for anti-takeover purposes
•	Has a history of using blank check preferred stock for financings
•	Has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility
Increase in authorized common shares
BlackRock considers industry-specific norms in our analysis of these proposals, as well as a company’s history with respect to the use of its common shares. Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm’s business. The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders.
Increase or issuance of preferred stock
We generally support proposals to increase or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock where the terms of the preferred stock appear reasonable.
A-21

Stock splits
We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse stock splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre- split levels). In the event of a proposal for a reverse split that would not also proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.
MERGERS, ASSET SALES, AND OTHER SPECIAL TRANSACTIONS
BlackRock’s primary concern is the best long-term economic interests of shareholders. While merger, asset sales, and other special transaction proposals vary widely in scope and substance, we closely examine certain salient features in our analyses, such as:
•	The degree to which the proposed transaction represents a premium to the company’s trading price. We consider the share price over multiple time periods prior to the date of the merger announcement. In most cases, business combinations should provide a premium. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply
•	There should be clear strategic, operational, and / or financial rationale for the combination
•	Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and / or board members’ financial interests in a given transaction appear likely to affect their ability to place shareholders’ interests before their own
•	We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions
Poison pill plans
Where a poison pill is put to a shareholder vote by management, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable “qualifying offer clause.” Such clauses typically require shareholder ratification of the pill and stipulate a sunset provision whereby the pill expires unless it is renewed.
These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill at their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.
We generally vote in favor of shareholder proposals to rescind poison pills.
Reimbursement of expenses for successful shareholder campaigns
We generally do not support shareholder proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign. We believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.
EXECUTIVE COMPENSATION
We note that there are both management and shareholder proposals related to executive compensation. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.
A-22

Advisory resolutions on executive compensation (“Say on Pay”)
In cases where there is a Say on Pay vote, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company and in a manner that appropriately addresses the specific question posed to shareholders. In a commentary on our website, entitled “BlackRock Investment Stewardship’s approach to executive compensation,” we explain our beliefs and expectations related to executive compensation practices, our Say on Pay analysis framework, and our typical approach to engagement and voting on Say on Pay.
Advisory votes on the frequency of Say on Pay resolutions
BlackRock will generally support triennial pay frequency votes, but we defer to the board to determine the appropriate timeframe upon which pay should be reviewed. In evaluating pay, we believe that the compensation committee is responsible for constructing a plan that appropriately incentivizes executives for long-term value creation, utilizing relevant metrics and structure to ensure overall pay and performance alignment. In a similar vein, we defer to the board to establish the most appropriate timeframe for review of pay structure, absent a change in strategy that would suggest otherwise.
However, we may support an annual pay frequency vote in some situations, for example, where we conclude that a company has failed to align pay with performance. In these circumstances, we will also consider voting against the compensation committee members.
Claw back proposals
We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices. In addition to fraudulent acts, we also favor recoupment from any senior executive whose behavior caused direct financial harm to shareholders, reputational risk to the company , or resulted in a criminal investigation, even if such actions did not ultimately result in a material restatement of past results. This includes, but is not limited to, settlement agreements arising from such behavior and paid for directly by the company. We typically support shareholder proposals on these matters unless the company already has a robust claw back policy that sufficiently addresses our concerns.
Employee stock purchase plans
We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders. The most common form of employee stock purchase plan (“ESPP”) qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. We will typically support qualified ESPP proposals.
Equity compensation plans
BlackRock supports equity plans that align the economic interests of directors, managers, and other employees with those of shareholders. We believe that boards should establish policies prohibiting the use of equity awards in a manner that could disrupt the intended alignment with shareholder interests (e.g. the use of stock as collateral for a loan; the use of stock in a margin account; the use of stock or an unvested award in hedging or derivative transactions). We may support shareholder proposals requesting the establishment of such policies.
Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions, which allow for the unlimited increase of shares reserved without requiring further shareholder approval after a reasonable time period. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered.
Golden parachutes
We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential pay-out under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company. When determining whether to support or oppose an
A-23

advisory vote on a golden parachute plan, we normally support the plan unless it appears to result in payments that are excessive or detrimental to shareholders. In evaluating golden parachute plans, BlackRock may consider several factors, including:
•	Whether we believe that the triggering event is in the best interest of shareholders
•	Whether management attempted to maximize shareholder value in the triggering event
•	The percentage of total premium or transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment
•	Whether excessively large excise tax gross-up payments are part of the pay-out
•	Whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers
•	Whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company
It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BlackRock may vote against a golden parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.
We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval. We generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current salary and bonus, including equity compensation.
Option exchanges
We believe that there may be legitimate instances where underwater options create an overhang on a company’s capital structure and a repricing or option exchange may be warranted. We will evaluate these instances on a case -by-case basis. BlackRock may support a request to reprice or exchange underwater options under the following circumstances:
•	The company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance
•	Directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; tax, accounting, and other technical considerations have been fully contemplated
•	There is clear evidence that absent repricing, the company will suffer serious employee incentive or retention and recruiting problems
BlackRock may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interest of shareholders.
Pay-for-Performance plans
In order for executive compensation exceeding $1 million USD to qualify for federal tax deductions, related to Section 162(m) of the Internal Revenue Code of 1986, the Omnibus Budget Reconciliation Act (“OBRA”) requires companies to link compensation for the company’s top five executives to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.
Supplemental executive retirement plans
BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
ENVIRONMENTAL AND SOCIAL ISSUES
Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well -managed
A-24

companies will deal effectively with the material environmental and social (“E&S”) factors relevant to their businesses. Robust disclosure is essential for investors to effectively gauge companies’ business practices and planning related to E& S risks and opportunities.
BlackRock expects companies to issue reports aligned with the recommendations of the Task Force on Climate -related Financial Disclosures (TCFD) and the standards put forward by the Sustainability Accounting Standards Board (SASB). We view the SASB and TCFD frameworks as complementary in achieving the goal of disclosing more financially material information, particularly as it relates to industry -specific metrics and target setting. TCFD’s recommendations provide an overarching framework for disclosure on the business implications of climate change, and potentially other E&S factors. We find SASB’s industry-specific guidance (as identified in its materiality map) beneficial in helping companies identify and discuss their governance, risk assessments, and performance against these key performance indicators (KPIs). Any global standards adopted, peer group benchmarking undertaken, and verification process in place should also be disclosed and discussed in this context.
BlackRock has been engaging with companies for several years on disclosure of material E&S factors. Given the increased understanding of sustainability risks and opportunities, and the need for better information to assess them, we specifically ask companies to:
•	Publish disclosures in line with industry specific SASB guidelines by year-end, if they have not already done so, or disclose a similar set of data in a way that is relevant to their particular business; and
•	Disclose climate-related risks in line with the TCFD’s recommendations, if they have not already done so. This should include the company’s plan for operating under a scenario where the Paris Agreement’s goal of limiting global warming to less than two degrees is fully realized, as expressed by the TCFD guidelines.
•	See our commentary on our approach to engagement on TCFD and SASB aligned reporting for greater detail of our expectations.
We will use these disclosures and our engagements to ascertain whether companies are properly managing and overseeing these risks within their business and adequately planning for the future. In the absence of robust disclosures, investors, including BlackRock, will increasingly conclude that companies are not adequately managing risk.
We believe that when a company is not effectively addressing a material issue, its directors should be held accountable. We will generally engage directly with the board or management of a company when we identify issues. We may vote against the election of directors where we have concerns that a company might not be dealing with E&S factors appropriately.
Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of material E&S factors. In deciding our course of action, we will assess the nature of our engagement with the company on the issue over time, including whether:
•	The company has already taken sufficient steps to address the concern
•	The company is in the process of actively implementing a response
•	There is a clear and material economic disadvantage to the company in the near-term if the issue is not addressed in the manner requested by the shareholder proposal
We do not see it as our role to make social, ethical, or political judgments on behalf of clients, but rather, to protect the ir long-term economic interests as shareholders. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.
Climate risk
Within the framework laid out above, as well as our guidance on “How BlackRock Investment Stewardship engages on climate risk,” we believe that climate presents significant investment risks and opportunities that may impact the long- term financial sustainability of companies. We believe that the reporting frameworks developed by TCFD and SASB provide useful guidance to companies on identifying, managing, and reporting on climate-related risks and opportunities.
A-25

We expect companies to help their investors understand how the company may be impacted by climate risk, in the context of its ability to realize a long-term strategy and generate value over time. We expect companies to convey their governance around this issue through their corporate disclosures aligned with TCFD and SASB. For companies in sectors that are significantly exposed to climate-related risk, we expect the whole board to have demonstrable fluency in how climate risk affects the business and how management approaches assessing, adapting to, and mitigating that risk.
Where a company receives a shareholder proposal related to climate risk, in addition to the factors laid out above, our assessment will take into account the robustness of the company’s existing disclosures as well as our understanding of its management of the issues as revealed through our engagements with the company and board members over time. In certain instances, we may disagree with the details of a climate-related shareholder proposal but agree that the company in question has not made sufficient progress on climate-related disclosures. In these instances, we may not support the proposal, but may vote against the election of relevant directors.
Corporate political activities
Companies may engage in certain political activities, within legal and regulatory limits, in order to influence public policy consistent with the companies’ values and strategies, and thus serve shareholders’ best long-term economic interests. These activities can create risks, including: the potential for allegations of corruption; the potential for reputational issues associated with a candidate, party, or issue; and risks that arise from the complex legal, regulatory , and compliance considerations associated with corporate political activity. We believe that companies which choose to engage in political activities should develop and maintain robust processes to guide these activities and to mitigate risks, including a level of board oversight.
When presented with shareholder proposals requesting increased disclosure on corporate political activities, we may consider the political activities of that company and its peers, the existing level of disclosure, and our view regarding the associated risks. We generally believe that it is the duty of boards and management to determine the appropriate level of disclosure of all types of corporate activity, and we are generally not supportive of proposals that are overly prescriptive in nature. We may decide to support a shareholder proposal requesting additional reporting of corporate political activities where there seems to be either a significant potential threat or actual harm to shareholders’ interests, and where we believe the company has not already provided shareholders with sufficient information to assess the company’s management of the risk.
Finally, we believe that it is not the role of shareholders to suggest or approve corporate political activities; therefore we generally do not support proposals requesting a shareholder vote on political activities or expenditures.
GENERAL CORPORATE GOVERNANCE MATTERS
Adjourn meeting to solicit additional votes
We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.
Bundled proposals
We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.
Exclusive forum provisions
BlackRock generally supports proposals to seek exclusive forum for certain shareholder litigation. In cases where a board unilaterally adopts exclusive forum provisions that we consider unfavorable to the interests of shareholders, we will vote against the independent chair or lead independent director and members of the governance committee.
Multi-jurisdictional companies
Where a company is listed on multiple exchanges or incorporated in a country different from its primary listing, we will seek to apply the most relevant market guideline(s) to our analysis of the company’s governance structure and specific proposals
A-26

on the shareholder meeting agenda. In doing so, we typically consider the governance standards of the company’s primary listing, the market standards by which the company governs itself, and the market context of each specific proposal on the agenda. If the relevant standards are silent on the issue under consideration, we will use our professional judgment as to what voting outcome would best protect the long-term economic interests of investors. We expect that companies will disclose the rationale for their selection of primary listing, country of incorporation, and choice of governance structures, in particular where there is conflict between relevant market governance practices.
Other business
We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.
Reincorporation
Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti - takeover protections, legal advantages, and / or cost savings. We will evaluate, on a case-by-case basis, the economic and strategic rationale behind the company’s proposal to reincorporate. In all instances, we will evaluate the changes to shareholder protection under the new charter / articles / bylaws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we may support reincorporation if we determine that the overall benefits outweigh the diminished rights.
IPO governance
We expect boards to consider and disclose how the corporate governance structures adopted upon initial public offering (“IPO”) are in shareholders’ best long-term interests. We also expect boards to conduct a regular review of corporate governance and control structures, such that boards might evolve foundational corporate governance structures as company circumstances change, without undue costs and disruption to shareholders. In our letter on unequal voting structures, we articulate our view that “one vote for one share” is the preferred structure for publicly -traded companies. We also recognize the potential benefits of dual class shares to newly public companies as they establish themselves; however, we believe that these structures should have a specific and limited duration. We will generally engage new companies on topics such as classified boards and supermajority vote provisions to amend bylaws, as we believe that such arrangements may not be in the best interest of shareholders in the long-term.
We will typically apply a one-year grace period for the application of certain director-related guidelines (including, but not limited to, director independence and over-boarding considerations), during which we expect boards to take steps to bring corporate governance standards in line with our expectations.
Further, if a company qualifies as an emerging growth company (an “EGC”) under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we will give consideration to the NYSE and NASDAQ governance exemptions granted under the JOBS Act for the duration such a company is categorized as an EGC. We expect an EGC to have a totally independent audit committee by the first anniversary of its IPO, with our standard approach to voting on auditors and audit -related issues applicable in full for an EGC on the first anniversary of its IPO.
SHAREHOLDER PROTECTIONS
Amendment to charter / articles / bylaws
We believe that shareholders should have the right to vote on key corporate governance matters, including on changes to governance mechanisms and amendments to the charter / articles / bylaws. We may vote against certain directors where changes to governing documents are not put to a shareholder vote within a reasonable period of time, in particular if those changes have the potential to impact shareholder rights ( see “Director elections” herein). In cases where a board’s unilateral adoption of changes to the charter / articles / bylaws promotes cost and operational efficiency benefits for the company and its shareholders, we may support such action if it does not have a negative effect on shareholder rights or the company’s corporate governance structure.
When voting on a management or shareholder proposal to make changes to the charter / articles / bylaws, we will consider in part the company’s and / or proponent’s publicly stated rationale for the changes, the company’s governance profile and history, relevant jurisdictional laws, and situational or contextual circumstances which may have motivated the proposed
A-27

changes, among other factors. We will typically support changes to the charter / articles / bylaws where the benefits to shareholders, including the costs of failing to make those changes, demonstrably outweigh the costs or risks of making such changes.
Proxy access
We believe that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate directors on the company’s proxy card.
In our view, securing the right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to meaningfully participate in the director election process, stimulate board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Proxy access mechanisms should provide shareholders with a reasonable opportunity to use this right without stipulating overly restrictive or onerous parameters for use, and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company, or investors seeking to take control of the board.
In general, we support market-standardized proxy access proposals, which allow a shareholder (or group of up to 20 shareholders) holding three percent of a company’s outstanding shares for at least three years the right to nominate the greater of up to two directors or 20% of the board. Where a standardized proxy access provision exists, we will generally oppose shareholder proposals requesting outlier thresholds.
Right to act by written consent
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process (in order to avoid the waste of corporate resources in addressing narrowly supported interests); and 2) shareholders receive a minimum of 50% of outstanding shares to effectuate the action by written consent. We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that we believe offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.
Right to call a special meeting
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called, in order to avoid the waste of corporate resources in addressing narrowly supported interests. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others. We generally believe that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.
Simple majority voting
We generally favor a simple majority voting requirement to pass proposals. Therefore, we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may support supermajority requirements in those situations.
A-28

IS-SAI-COMT-0820

iShares® U.S. ETF Trust
Statement of Additional Information
Dated February 28, 2020
(as revised August 17, 2020)
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectus (the “Prospectus”) for the following series of iShares U.S. ETF Trust (the “Trust”):
Fund	Ticker	Listing Exchange
iShares Gold Strategy ETF (the “Fund”)	IAUF	Cboe BZX
The Prospectus for the Fund is dated February 28, 2020, as amended and supplemented from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. The Financial Statements and Notes contained in the Annual Report and Semi-Annual Report of the Trust for the Fund are incorporated by reference into and are deemed to be part of this SAI. A copy of the Prospectus, Annual Report and Semi-Annual Report may be obtained without charge by writing to the Trust’s distributor, BlackRock Investments, LLC (the “Distributor” or “BRIL”), 1 University Square Drive, Princeton, NJ 08540, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com. The Fund's Prospectus is incorporated by reference into this SAI.
References to the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Securities and Exchange Commission (the “SEC”), SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no action or other relief or permission from the SEC, SEC staff or other authority.
iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.

i

ii

iii

General Description of the Trust and the Fund
The Trust currently consists of 18 investment series or portfolios. The Trust was organized as a Delaware statutory trust on June 21, 2011 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the SEC under the 1940 Act. The offering of the Trust's shares is registered under the Securities Act of 1933, as amended (the “1933 Act”). This SAI relates solely to the Fund.
The Fund seeks to provide exposure, on a total return basis, to the price performance of gold. The Fund uses the Bloomberg Composite Gold Index as a benchmark to measure its investment returns (the “Bloomberg Benchmark”). The Fund is not an index fund and does not seek to track the performance of the Bloomberg Benchmark. The Fund is managed by BlackRock Fund Advisors (“BFA”), an indirect wholly-owned subsidiary of BlackRock, Inc.
The Fund offers and issues shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit”), generally in exchange for a designated portfolio of securities, assets or other positions (including any portion of such securities for which cash may be substituted) (the “Deposit Securities” or “Creation Basket”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of the Fund are listed for trading on Cboe BZX Exchange, Inc. (the “Listing Exchange” or “Cboe BZX”), a national securities exchange. Shares of the Fund are traded in the secondary market and elsewhere at market prices that may be at, above or below the Fund's NAV. Shares are redeemable only in Creation Units by Authorized Participants (as defined in the Portfolio Holdings Information section of this SAI), and, generally, in exchange for portfolio securities and a Cash Amount (as defined in the Redemption of Creation Units section of this SAI). Creation Units typically are a specified number of shares, generally 50,000 or multiples thereof.
The Trust reserves the right to permit or require that creations and redemptions of shares are effected fully or partially in cash. Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement that the Authorized Participant maintain with the Trust collateral as set forth in the handbook for Authorized Participants. The Trust may use such collateral at any time to purchase Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees and other costs associated with creations or redemptions that include a cash portion may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of shares and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.
Exchange Listing and Trading
A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Shareholder Information section of the Fund's Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.
Shares of the Fund are listed for trading, and trade throughout the day, on the Listing Exchange and in other secondary markets. Shares of the Fund may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of the Fund from listing if, among other things: (i) the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the Investment Company Act; (ii) if any of the other listing requirements are not continuously maintained; or (iii) any event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will also remove shares of the Fund from listing and trading upon termination of the Fund.
As in the case of other publicly-traded securities, when you buy or sell shares of the Fund through a broker, you may incur a brokerage commission determined by that broker, as well as other charges.
The Trust reserves the right to adjust the share prices of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or an investor's equity interest in the Fund.
1

Investment Strategies and Risks
The Fund seeks to achieve its investment objective by investing primarily in a combination of (i) exchange-traded gold futures contracts and other exchange-traded or over-the-counter (“OTC”) derivatives (i.e., forward contracts, futures, options and swaps) that correlate to the investment returns of physical gold, based on the notional value of such derivative instruments; and (ii) exchange-traded products (“ETPs”) backed by or linked to physical gold, which may include the iShares Gold Trust (Gold Trust) ((i) and (ii) together, the “Gold Investments”). The Fund may invest up to 20% of the Fund’s assets in OTC derivatives. In seeking total return, the Fund additionally aims to generate interest income and capital appreciation through a cash management strategy consisting primarily of cash and cash equivalents and short-term government obligations (collectively, “Fixed-Income Investments”). The Fund is an actively managed exchange-traded fund (“ETF”) and does not seek to replicate the performance of a specified index.
While the Fund is not an index fund, the Fund’s investment strategy related to the Gold Investments generally seeks to maximize correlation with the Bloomberg Benchmark, which is comprised of exchange-traded gold futures contracts and one or more ETPs backed by or linked to physical gold. The Bloomberg Benchmark is designed to track the price performance of gold. Although the Fund generally holds, among other instruments, the same futures contracts under the same futures rolling schedule, and the same ETPs backed by or linked to physical gold, as those included in the Bloomberg Benchmark, the Fund is not obligated to invest in any such futures contracts or ETPs included in, and does not seek to track the performance of, the Bloomberg Benchmark.
The ETPs held by the Fund may invest in physical gold bullion or OTC or exchange-traded derivatives on gold bullion, such as forward contracts, futures, options and swaps. The ETPs held by the Fund may be sponsored by an affiliate of BFA or by an unaffiliated entity, and may be structured as, among others, exchange-traded commodities that track the price of gold or exchange-traded notes with interest and/or principal payments linked to the price of gold.
The Fund seeks to gain exposure to the Gold Investments by investing through a wholly-owned subsidiary organized in the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by BFA and has the same investment objective as the Fund. Unlike the Fund, the Subsidiary is not an investment company registered under the 1940 Act. The Subsidiary invests solely in the Gold Investments and cash and cash equivalents.
In compliance with Sub-Chapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), the Fund may invest up to 25% of its total assets in the Subsidiary. The Fund’s Gold Investments held in the Subsidiary are intended to provide the Fund with exposure to the gold market consistent with current U.S. federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in the Gold Investments.
The remainder of the Fund’s assets will be invested directly by the Fund, primarily in Fixed-Income Investments, including repurchase agreements, money market instruments, U.S. government and agency securities, treasury inflation-protected securities and sovereign debt obligations of non-U.S. countries. The Fund invests in Fixed-Income Investments for investment purposes and to collateralize the Subsidiary’s investments in derivatives.
The Commodity Futures Trading Commission (“CFTC”) has adopted certain requirements that subject registered investment companies and their advisers to regulation by the CFTC if a registered investment company invests more than a prescribed level of its net asset value in CFTC-regulated futures, options and swaps, or if a registered investment company markets itself as providing investment exposure to such instruments. Due to the Fund's potential use of CFTC-regulated futures, options and swaps above the prescribed levels, it is considered a “commodity pool” under the Commodity Exchange Act (“CEA”).
Although the Fund does not seek leveraged returns, certain instruments used by the Fund may have a leveraging effect as described below.
Investments in the Subsidiary are expected to provide the Fund with exposure to investment returns of the Gold Investments within the limitations of Subchapter M of the Internal Revenue Code, as discussed below. The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman KYI-1104, Cayman Islands. The Subsidiary’s affairs are overseen
2

by a board of directors, which is comprised of Paul Lohrey, Secretary of the Trust, and Jonathan Briones, Assistant Secretary of the Trust. The Fund is the sole shareholder of the Subsidiary, and shares of the Subsidiary will not be sold or offered to other investors.
The Fund will gain exposure to the investment returns of the Gold Investments indirectly by investing in the Subsidiary. To the extent that BlackRock believes that such instruments provide suitable exposure to gold, the Fund’s investment in the Subsidiary will likely increase. BlackRock manages the assets of the Subsidiary, but receives no additional compensation for doing so.
BlackRock also provides certain administrative services for the Subsidiary, but receives no additional compensation for doing so. The Subsidiary will also enter into a contract for the provision of custody, transfer agency, and accounting agent services with the same or with affiliates of the same service providers that provide those services to the Fund.
Generally, the Fund and the Subsidiary test for compliance with investment policies and restrictions, including asset segregation requirements, on a consolidated basis for 1940 Act purposes, calculated in accordance with SEC staff guidance, where applicable. For compliance with federal income tax requirements, the Fund and the Subsidiary expect to comply with the asset segregation requirements on a stand-alone basis, with instruments requiring physical settlement being classified on a market value rather than on a notional basis. The Subsidiary is also expected to comply with the other applicable 1940 Act requirements, including those related to custody and affiliated transactions.
The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in the Fund’s Prospectus or this SAI, is not subject to the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by BFA. The Trust’s Board of Trustees (the “Board” or the “Trustees”) has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary.
The Fund invests in commodity-linked derivatives indirectly through the Subsidiary because income from these investments, if made directly, might not be treated as “qualifying income” for purposes of the Fund qualifying as a regulated investment company (“RIC”) for U.S. federal income tax purposes. Based on final regulations issued by the U.S. Internal Revenue Service (“IRS”) on which taxpayers may rely for taxable years beginning after September 28, 2016, the Fund expects its income with respect to the Subsidiary to be qualifying income. In the future, if the IRS issues regulations or other guidance , or Congress enacts legislation, limiting the circumstances in which the Fund’s income with respect to the Subsidiary will be considered “qualifying income,” the Fund might be required to make changes to its operations, which could reduce the Fund’s ability to gain investment exposure to commodities. Fund shareholders could also experience adverse tax consequences in such circumstances.
Moreover, changes in the laws of the U.S. and/or the Cayman Islands could result in the inability of the Fund and/or Subsidiary to operate as described in the Fund’s Prospectus and this SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains taxes, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely experience decreased investment returns.
Borrowing.  The Fund may borrow for temporary or emergency purposes, including to meet payments due from redemptions or to facilitate the settlement of securities or other transactions.
The purchase of securities or other assets while borrowings are outstanding may have the effect of leveraging the Fund. The incurrence of leverage increases the Fund’s exposure to risk, and borrowed funds are subject to interest costs that will reduce net income. Purchasing securities while borrowings are outstanding creates special risks, such as the potential for greater volatility in the net asset value of Fund shares and in the yield on the Fund’s portfolio. In addition, the interest expenses from borrowings may exceed the income generated by the Fund’s portfolio and, therefore, the amount available (if any) for distribution to shareholders as dividends may be reduced. BFA may determine to maintain outstanding borrowings if it expects that the benefits to the Fund’s shareholders will outweigh the current reduced return.
Certain types of borrowings by the Fund must be made from a bank or may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede BFA’s management of the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may
3

result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.
Derivatives.  The Fund may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. The Fund may use derivatives for hedging purposes. The Fund may also use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to achieve gains, rather than to offset the risk of other positions. When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. Unless otherwise permitted, the Fund may not use any derivatives to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.
Diversification Status.  The Fund is classified as “non-diversified.” A non-diversified fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may constitute a significant percentage of the investment portfolio of such a fund. This may adversely affect the fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.
The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a RIC for purposes of the Internal Revenue Code, and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective.
Futures and Options.  The Fund may invest in options and futures. The Fund may purchase call options or write put options. A call option gives a holder the right to purchase a specific security or asset at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security or asset at an exercise price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Investments in futures contracts and other investments that contain leverage may require the Fund to maintain liquid assets. To the extent required by law, liquid assets committed to futures contracts will be maintained. Generally, the Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to “cash-settle,” the Fund maintains liquid assets in an amount at least equal to the Fund’s daily marked-to-market obligation (i.e., the Fund’s daily net liability, if any), rather than the contracts’ notional value (i.e., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, the Fund may employ leverage to a greater extent than if the Fund set aside assets equal to the futures contracts’ full notional value. The Fund bases its asset maintenance policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.
Lending Portfolio Securities.  The Fund may lend portfolio securities to certain borrowers that BFA determines to be creditworthy, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of the Fund if, as a result, the aggregate value of all securities loaned by the Fund exceeds one-third of the value of the Fund's total assets (including the value of the collateral received). The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives, by way of substitute payment, the value of any interest or cash or non-cash distributions paid on the loaned securities that it would have received if the securities were not on loan.
With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Fund is typically compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is typically compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or money market funds, including those affiliated with BFA; such investments are subject to investment risk.
4

The Fund conducts its securities lending pursuant to an exemptive order from the SEC permitting it to lend portfolio securities to borrowers affiliated with the Fund and to retain an affiliate of the Fund to act as securities lending agent. To the extent that the Fund engages in securities lending, BlackRock Institutional Trust Company, N.A. (“BTC”) acts as securities lending agent for the Fund, subject to the overall supervision of BFA. BTC administers the lending program in accordance with guidelines approved by the Trust's Board of Trustees (the “Board,” the trustees of which are the “Trustees”).
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, the Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Fund. The Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments received by the Fund representing dividends paid on securities loaned out by the Fund will not be considered qualified dividend income. BTC will take into account the tax effects on shareholders caused by this difference in connection with the Fund’s securities lending program. Substitute payments received on tax-exempt securities loaned out will not be tax-exempt income.
Liquidity Risk Management.  Rule 22e-4 under the Investment Company Act (the “Liquidity Rule”) requires open-end funds, including ETFs such as the Fund, to establish a liquidity risk management program (the “Liquidity Program”) and enhance disclosures regarding fund liquidity. As required by the Liquidity Rule, the Fund has implemented a Liquidity Program, and the Board, including a majority of the Independent Trustees of the Trust, has appointed BFA as the administrator of the Liquidity Program. Under the Liquidity Program, BFA assesses, manages, and periodically reviews the Fund’s liquidity risk and classifies each investment held by the Fund as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The Liquidity Rule defines “liquidity risk” as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interest in the Fund. The liquidity of the Fund's portfolio investments is determined based on relevant market, trading and investment-specific considerations under the Liquidity Program. There are exclusions from certain portions of the liquidity risk management program requirements for “in-kind” ETFs, as defined in the Liquidity Rule. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, the Fund can expect to be exposed to greater liquidity risk.
Options on Futures Contracts.  The Fund may invest in options on futures contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed upon price per share, also known as the “strike price,” less the premium received from writing the put.
Upon entering into a futures contract, the Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract if all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.
5

Regulation Regarding Derivatives.  The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps  (“CFTC Derivatives”) or (ii) markets itself as providing investment exposure to such instruments. Due to the Fund’s potential use of CFTC Derivatives above the prescribed levels, the Fund will be considered a “commodity pool” under the CEA. Accordingly, BFA, the Fund’s investment adviser, has registered as a “commodity pool operator” and is subject to CFTC regulation with respect to the Fund. BFA is also subject to regulation by the National Futures Association.
Repurchase Agreements.  A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires a security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.
In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are determined to (A) have exceptionally strong capacity to meet their financial obligations and (B) are sufficiently liquid such that they can be sold at approximately their carrying value in the ordinary course of business within seven days.
Repurchase agreements pose certain risks for the Fund, should it decide to utilize them. Such risks are not unique to the Fund, but are inherent in repurchase agreements. The Fund seeks to minimize such risks, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with a longer maturity may be subject to greater price fluctuations than higher quality collateral and collateral with a shorter maturity. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, the Fund would likely retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction.
Reverse Repurchase Agreements.  Reverse repurchase agreements involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Fund intends to use the reverse repurchase technique only when BFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any increase or decrease in the value of the Fund’s assets. The Fund's exposure to reverse repurchase agreements will be covered by liquid assets having a value equal to or greater than the Fund's obligations under such commitments. The use of reverse repurchase agreements is a form of leverage, and the proceeds obtained by the Fund through reverse repurchase agreements may be invested in additional securities.
Short-Term Instruments and Temporary Investments.  The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include, but are not limited to: (i) shares of money market funds (including those advised by BFA or otherwise affiliated with BFA); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody's® Investors Service, Inc., “F-1” by Fitch Ratings, Inc., or “A-1” by S&P Global, Inc., a subsidiary of The McGraw-Hill Companies (“S&P Global Ratings”), or if unrated, of comparable quality as determined by BFA; (v) non-convertible corporate debt securities (e.g., bonds and
6

debentures) with remaining maturities at the date of purchase of not more than 397 days and that have been determined to present minimal credit risks, in accordance with the requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BFA, are of comparable quality to obligations of U.S. banks that may be purchased by the Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
Swap Agreements.  Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on a pre-determined underlying investment or notional amount. In return, the other party agrees to make periodic payments to the first party based on the return (or a differential in rate of return) earned or realized on the underlying investment or notional amount. Swap agreements will usually be performed on a net basis, with the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by the Fund.
The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets.
Future Developments.  The Board may, in the future, authorize the Fund to invest in securities contracts and investments, other than those listed in this SAI and in the Prospectus, provided they are consistent with the Fund's investment objective and do not violate any of its investment restrictions or policies.
General Considerations and Risks
A discussion of some of the principal risks associated with an investment in the Fund is contained in the Prospectus.
An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of stocks in general, and other factors that affect the market. The order of the below risk factors does not indicate the significance of any particular risk factor.
Set forth below is more detailed information regarding the types of instruments in which the Fund may invest, strategies BFA may employ in pursuit of the Fund's investment objective and related risks.
Borrowing Risk.  Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cause the Fund to incur interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.
Commodity Forward Risk.  A commodity forward is a customized, non-standardized agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity for an agreed-upon price at a future date, usually for physical delivery. Commodity forwards that are settled by a cash payment at maturity are referred to as a “non-deliverable forward” or NDF. Because commodity forwards do not trade on a centralized exchange, they are subject to a higher degree of default risk and, depending upon the underlying commodity, may be less liquid than futures contracts on the same referenced commodity. In addition, use of commodity forwards creates risk for the Fund because the contracts require the Fund to take or make delivery of a physical commodity, which involves additional cost as well as delivery risk. Unless the Fund were to close out a contract prior to maturity, any failure of the Fund to comply with the contract delivery obligations at maturity would cause the Fund to default, which could have adverse collateral consequences for investors.
Dividend Risk.  There is no guarantee that issuers of the stocks held by the Fund will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.
7

Illiquid Investments Risk.  The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. The liquidity of an investment will be determined based on relevant market, trading and investment specific considerations as set out in the Liquidity Program as required by the Liquidity Rule. Illiquid investments may trade at a discount to comparable, more liquid investments and the Fund may not be able to dispose of illiquid investments in a timely fashion or at their expected prices. If illiquid investments exceed 15% of the Fund’s net assets, the Liquidity Rule and the Liquidity Program will require that certain remedial actions be taken.
Investment Companies.  The Fund may invest in the securities of other investment companies (including money market funds) to the extent allowed by law. Under the 1940 Act, the Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company, and (iii) 10% of the Fund's total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies that are money market funds, including those advised by BFA or otherwise affiliated with BFA, in excess of the limits discussed above. Investment companies in which the Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by the Fund.
Operational Risk.  BFA and the Fund's other service providers may experience disruptions or operating errors such as processing errors or human errors, inadequate or failed internal or external processes, or systems or technology failures, that could negatively impact the Fund. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from the Fund’s in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. BFA, through its monitoring and oversight of service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for BFA or the other Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
Risk of Derivatives.  A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset, such as a security, a commodity (such as gold or silver), a currency or an index (a measure of value or rates, such as the S&P 500® or the prime lending rate). The Fund may invest in commodity futures contracts, securities options and other derivatives. Compared to securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. Derivatives generally involve the incurrence of leverage. To address such leverage and to prevent the Fund from being deemed to have issued senior securities as a result of an investment in derivatives, the Fund will segregate liquid assets equal to its obligations under the derivatives throughout the life of the investment.
When a derivative is used as a hedge against a position that the Fund holds or is committed to purchase, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains, and in some cases, hedging can cause losses that are not offset by gains, and the Fund will recognize losses on both the investment and the hedge. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions, which entail additional transaction costs, will be effective.
Risk of Futures and Options on Futures Transactions.  There are several risks accompanying the utilization of futures contracts and options on futures contracts. A position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to deliver the instruments underlying the futures contracts it has sold.
8

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered bond index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit.
Utilization of futures and options on futures by the Fund involves the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BFA as to anticipated trends, which predictions could prove to be incorrect.
Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.
Risk of Swap Agreements.  The risk of loss with respect to swaps is generally limited to the net amount of payments that the Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive).
The Fund is required to post and collect variation margin (comprised of specified liquid securities subject to haircuts) in connection with trading of OTC swaps. Initial margin requirements are in the process of being phased in, and the Fund may be subject to such requirements as early as September 2020. These requirements may raise the costs for the Fund’s investment in swaps.
Securities Lending Risk.  The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
U.S. Treasury Obligations Risk.  The Fund invests in various types of U.S. Treasury securities. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of U.S. Treasury obligations to decline. U.S. Treasury obligations typically offer lower interest rates than other obligations. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities it issues.
The total public debt of the U.S. as a percent of gross domestic product has grown rapidly since the beginning of the recent financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can cause a decline in the value of the dollar (which may lead to inflation), and can prevent the U.S. government from implementing effective counter-cyclical fiscal policy in economic downturns.
On August 5, 2011, S&P Global Ratings downgraded U.S. Treasury securities from an AAA rating to AA+. A further downgrade of the ratings of U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and generally have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade beyond AA+ rating by S&P Global Ratings may cause the value of the Fund's U.S. Treasury obligations to decline.
9

Valuation Risk.  In certain circumstances, the Fund’s securities may be valued using techniques other than market quotations. The value established for a security may be different from what would be produced through the use of another methodology or if the value had been priced using market quotations. Securities that are valued using methods other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a security for the value established for it at any time, and it is possible that the Fund could incur a loss if a security is sold for less than its established value.
Risk of Investing in Gold.  The Fund’s portfolio may be adversely affected by changes or trends in the price of gold. Exposure to the gold market may subject the Fund to greater volatility than investments in traditional securities. The price of gold and of gold-related instruments historically has been volatile. Similar future market conditions may result in rapid and substantial valuation increases or decreases in the Fund’s holdings.
Factors that may cause a change in the price of gold, include, among other things:
•	The strength of the U.S. dollar. Because the price of gold is generally inversely related to the value of the U.S. dollar, a stronger U.S. dollar tends to keep the price of gold lower and more controlled, while a weaker U.S. dollar is likely to drive the price of gold higher. During times of economic uncertainty and when the dollar is weak, investments in gold tend to increase.
•	Large sales, including those by governments, central banks and related institutions, which own a significant portion of the aggregate world holdings in gold. If one or more of these institutions decide to sell in amounts large enough to cause a decline in world gold prices, the performance of the Fund may be adversely affected.
•	Changes in the supply and demand of goods or services of large users of gold. For example, as demand for consumer goods such as jewelry and electronics increase, the price of gold can rise.
•	A significant increase in gold hedging activity by gold producers. Should there be an increase in the level of hedge activity of gold producing companies, it could cause a decline in world gold prices, negatively affecting the performance of the Fund.
•	A significant change in the attitude of speculators and investors towards gold. Should the speculative community take a negative view towards gold, it could cause a decline in world gold prices, negatively affecting the performance of the Fund.
The frequency and magnitude of such changes cannot be predicted.
Certain factors may trigger a temporary increase in the price of gold. If that is the case, the Fund may be investing in securities at prices affected by the temporarily high prices of gold and may incur losses when the causes for the temporary increase disappear.
The commodity markets generally are subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions.
The Fund also invests in gold bullion through ETPs. Gold bullion may depreciate in value and does not generate income unlike other investments, which may pay dividends or make other current payments. Also, as compared to other investments, ETPs may have higher custody and transaction costs.
Proxy Voting Policy
For the Fund, the Board has delegated the voting of proxies for the Fund’s securities to BFA pursuant to the Fund's Proxy Voting Policy (the “iShares ETFs Proxy Voting Policy”), and BFA has adopted policies and procedures (the “BlackRock Proxy Voting Policies”) governing proxy voting by accounts managed by BFA, including the Fund.
Under the BlackRock Proxy Voting Policies, BFA will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. From time to time, a vote may present a conflict between the interests of the Fund’s shareholders, on the one hand, and those of BFA, or any affiliated person of the Fund or BFA, on the other. BFA maintains policies and procedures that are designed to prevent undue influence on BFA’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BFA, BFA’s affiliates, the Fund or the Fund’s affiliates. Most
10

conflicts are managed through a structural separation of BFA’s Corporate Governance Group from BFA’s employees with sales and client responsibilities. In addition, BFA maintains procedures to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BFA’s relationship with the issuer of the proxy or the dissident shareholder. In certain instances, BFA may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law.
Copies of the iShares ETFs Proxy Voting Policy, the BlackRock Global Proxy Voting Policies and the BlackRock U.S. Proxy Voting Policies are attached as Appendices A1, A2 and A3, respectively.
Information with respect to how proxies relating to the Fund's portfolio securities were voted during the 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Fund's website at www.iShares.com; and (ii) on the SEC’s website at www.sec.gov.
Portfolio Holdings Information
On each Business Day (as defined in the Creation and Redemption of Creation Units section of this SAI), prior to the opening of regular trading on the Fund’s primary listing exchange, the Fund discloses on its website (www.iShares.com) certain information relating to the portfolio holdings that will form the basis of the Fund’s next net asset value per share calculation.
In addition, certain information may also be made available to certain parties:
•	Communications of Data Files: The Fund may make available through the facilities of the National Securities Clearing Corporation (“NSCC”) or through posting on the www.iShares.com, prior to the opening of trading on each business day, a list of the Fund’s holdings (generally pro-rata) that Authorized Participants could deliver to the Fund to settle purchases of the Fund (i.e. Deposit Securities) or that Authorized Participants would receive from the Fund to settle redemptions of the Fund (i.e. Fund Securities). These files are known as the Portfolio Composition File and the Fund Data File (collectively, “Files”). The Files are applicable for the next trading day and are provided to the NSCC and/or posted on www.iShares.com after the close of markets in the U.S.
•	Communications with Authorized Participants and Liquidity Providers: Certain employees of BFA are responsible for interacting with Authorized Participants and liquidity providers with respect to discussing custom basket proposals as described in the Custom Baskets section of this SAI. As part of these discussions, these employees may discuss with an Authorized Participant or liquidity provider the securities the Fund is willing to accept for a creation, and securities that the Fund will provide on a redemption.
BFA employees may also discuss portfolio holdings-related information with broker/dealers, in connection with settling the Fund’s transactions, as may be necessary to conduct business in the ordinary course in a manner consistent with the disclosure in the Fund's current registration statements.
•	Communications with Listing Exchanges: From time to time, employees of BFA may discuss portfolio holdings information with the applicable primary listing exchange for the Fund as needed to meet the exchange listing standards.
•	Communications with Other Portfolio Managers: Certain information may be provided to employees of BFA who manage funds that invest a significant percentage of their assets in shares of an underlying fund as necessary to manage the fund’s investment objective and strategy.
•	Communication of Other Information: Certain explanatory information regarding the Files is released to Authorized Participants and liquidity providers on a daily basis, but is only done so after the Files are posted to www.iShares.com.
•	Third-Party Service Providers: Certain portfolio holdings information may be disclosed to Fund Trustees and their counsel, outside counsel for the Fund, auditors and to certain third-party service providers (i.e., fund administrator, custodian, proxy voting service) for which a non-disclosure, confidentiality agreement or other obligation is in place with such service providers, as may be necessary to conduct business in the ordinary course in a manner consistent with applicable policies, agreements with the Fund, the terms of the current registration statements and federal securities laws and regulations thereunder.
The Trust’s Chief Compliance Officer or his delegate may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures, subject to restrictions on selective disclosure imposed by applicable law. The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.
11

Investment Policies
The Board has adopted as fundamental policies the following numbered investment policies, which cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. A vote of a majority of the outstanding voting securities of the Fund is defined in the Investment Company Act as the lesser of (i) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. The Fund has also adopted certain non-fundamental investment policies, including its investment objective. Non-fundamental investment policies may be changed by the Board without shareholder approval. Therefore, the Fund may change its investment objective without shareholder approval.
Fundamental Investment Policies
The Fund may not:
1.	Concentrate its investments in a particular industry, as that term is used in the Investment Company Act.
2.	Borrow money, except as permitted under the Investment Company Act.
3.	Issue senior securities to the extent such issuance would violate the Investment Company Act.
4.	Purchase or hold real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.
5.	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.
6.	Purchase or sell commodities or commodity contracts, except as permitted by the Investment Company Act.
7.	Make loans to the extent prohibited by the Investment Company Act.
Notations Regarding the Fund's Fundamental Investment Policies
The following notations are not considered to be part of the Fund’s fundamental investment policies and are subject to change without shareholder approval.
With respect to the fundamental policy relating to concentration set forth in (1) above, the Investment Company Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. Additionally, the policy will be interpreted to not classify commodities as an industry. With respect to the Fund's industry classifications, the Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.
With respect to the fundamental policy relating to borrowing money set forth in (2) above, the Investment Company Act permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (The Fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the Investment Company Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings,
12

bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the Investment Company Act restrictions. In accordance with SEC staff guidance and interpretations, when the Fund engages in such transactions, the Fund instead of maintaining asset coverage of at least 300%, may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). The policy in (2) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the Investment Company Act and to permit the Fund to segregate or earmark liquid assets or enter into offsetting positions in accordance with the Investment Company Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.
With respect to the fundamental policy relating to underwriting set forth in (5) above, the Investment Company Act does not prohibit the Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the Investment Company Act permits the Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Although it is not believed that the application of the 1933 Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy in (5) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.
With respect to the fundamental policy relating to lending set forth in (7) above, the Investment Company Act does not prohibit the Fund from making loans (including lending its securities); however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.
Non-Fundamental Investment Policies
The Fund has adopted a non-fundamental policy not to make short sales of securities or maintain a short position, except to the extent permitted by the Fund's Prospectus and SAI, as amended from time to time, and applicable law.
The Fund has adopted a non-fundamental policy not to purchase securities of other investment companies, except to the extent permitted by the Investment Company Act. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).
Unless otherwise indicated, all limitations under the Fund's fundamental or non-fundamental investment policies apply only at the time that a transaction is undertaken. Any change in the percentage of the Fund's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment until BFA determines that it is practicable to sell or close out the investment without undue market or tax consequences.
Continuous Offering
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may,
13

depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all of the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange generally is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.
Management
Trustees and Officers.  The Board has responsibility for the overall management and operations of the Fund, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).
The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). The Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust, and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 366 funds as of February 28, 2020. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Fund's Trustees and officers may be found in this SAI, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).
14

Interested Trustees
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[1] (63)	Trustee (since 2011).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares Trust (since 2009).
Salim Ramji[2] (49)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares Trust (since 2019).

[1]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[2]	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
15

Independent Trustees
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (70)	Trustee (since 2011); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.
Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (64)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (65)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).
John E. Kerrigan (64)	Trustee (since 2011); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005).
16

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Drew E. Lawton (60)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).
John E. Martinez (58)	Trustee (since 2011); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares Trust (since 2003); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).
Madhav V. Rajan (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares Trust (since 2011).
Officers
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Armando Senra (48)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).
Trent Walker (45)	Treasurer and Chief Financial Officer (since 2020).	Managing Director of BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.
17

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Charles Park (52)	Chief Compliance Officer (since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (51)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (59)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (57)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).
The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee of the Board. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Fund's investment adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board member of the Fund and the other funds in the Trust (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Also, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve (or continue to serve) as a Trustee.
Robert S. Kapito has been a Trustee of the Trust since 2011. Mr. Kapito has also served as a Director of iShares, Inc., a Trustee of iShares Trust since 2009 and a Director of BlackRock, Inc. since 2006. Mr. Kapito served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. In addition, he has over 20 years of experience as part of BlackRock, Inc. and BlackRock’s predecessor entities. Mr. Kapito serves as President of BlackRock, Inc., and is a member of the Global Executive Committee and Chairman of the Global Operating Committee. He is responsible for day-to-day oversight of BlackRock's key operating units, including Investment Strategies, Client Businesses, Technology & Operations, and Risk & Quantitative Analysis. Prior to assuming his current responsibilities in 2007, Mr. Kapito served as Vice Chairman of BlackRock, Inc. and Head of BlackRock's Portfolio Management Group. In that role, he was responsible for overseeing all portfolio management within BlackRock, including the Fixed Income, Equity, Liquidity, and Alternative Investment Groups. Mr. Kapito serves as a member of the Board of Trustees of the University of Pennsylvania and the Harvard Business School Board of Dean’s Advisors. He has also been President of the Board of Directors for the Hope & Heroes Children's Cancer Fund since 2002. Mr. Kapito earned a BS degree in economics from the Wharton School of the University of Pennsylvania in 1979, and an MBA degree from Harvard Business School in 1983.
18

Salim Ramji has been a Trustee of the Trust since 2019. Mr. Ramji has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2019. Mr. Ramji is the Global Head of BlackRock’s ETF and Index Investments business. In addition, he is a member of BlackRock’s Global Executive Committee. Prior to assuming his current responsibilities in 2019, Mr. Ramji was Head of BlackRock's U.S. Wealth Advisory business, where he was responsible for leading BlackRock's relationships with wealth management firms and platforms, for distributing BlackRock's alpha-seeking and iShares investment capabilities and for the adoption of BlackRock's portfolio construction and digital wealth technologies to financial advisors. Mr. Ramji joined BlackRock in 2014, serving initially as the Global Head of Corporate Strategy. Prior to BlackRock, Mr. Ramji was a Senior Partner at McKinsey & Company, where he led the Asset and Wealth Management practice areas. He started his career as a corporate finance and mergers and acquisitions lawyer at Clifford Chance LLP in London and Hong Kong. He has served as a Trustee of Graham Windham, a New York-based child care agency, since 2007. Mr. Ramji earned a bachelor's degree in economics and politics from University of Toronto, a law degree, from Cambridge University and is a CFA charter holder.
Cecilia H. Herbert has been a Trustee of the Trust since 2011 and Chair of the Trust’s Board since 2016. Ms. Herbert has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2005, and Chair of each Board since 2016. Ms. Herbert served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. In addition, Ms. Herbert served as Trustee of the Forward Funds from 2009 to 2018 and Trustee of Salient Funds from 2015 to 2018. She has served since 1992 on the Investment Council of the Archdiocese of San Francisco and was Chair from 1994 to 2005. She has served as a member of the Finance, Technology and Quality Committees and Trustee of Stanford Health Care since 2016 and became Chair of the Finance Committee of Stanford Health Care in 2019. She has served as an Audit Committee member since 2018 and a Trustee of WNET, New York’s public media station, since 2011. She became a member of the Governing Council of the Independent Directors Forum in 2018 and joined the board of Thrivent Church Loan and Income Fund in 2019. She was President of the Board of Catholic Charities CYO, the largest social services agency in the San Francisco Bay Area, from 2007 to 2011 and a member of that board from 1992 to 2013. She previously served as Trustee of the Pacific Select Funds from 2004 to 2005 and Trustee of the Montgomery Funds from 1992 to 2003. She worked from 1973 to 1990 at J.P. Morgan/Morgan Guaranty Trust doing international corporate finance and corporate lending, retiring as Managing Director and Head of the West Coast Office. Ms. Herbert has been on numerous non-profit boards, chairing investment and finance committees. She holds a double major in economics and communications from Stanford University and an MBA from Harvard Business School.
Jane D. Carlin has been a Trustee of the Trust since 2015 and Chair of the Risk Committee since 2016. Ms. Carlin has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2015, and Chair of the Risk Committee of each Board since 2016. Ms. Carlin has served as a consultant since 2012 and formerly served as Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley from 2006 to 2012. In addition, Ms. Carlin served as Managing Director and Global Head of the Bank Operational Risk Oversight Department of Credit Suisse Group from 2003 to 2006. Prior to that, Ms. Carlin served as Managing Director and Deputy General Counsel of Morgan Stanley. Ms. Carlin has over 30 years of experience in the financial sector and has served in a number of legal, regulatory, and risk management positions. Ms. Carlin has served as a member of the Audit Committee and as a Director of The Hanover Insurance Group, Inc., each since 2016. Ms. Carlin served as a member of the Audit Committee from 2012 to 2018, Chair of the Nominating and Governance Committee from 2017 to 2018 and as an Independent Director on the Board of PHH Corporation from 2012 to 2018. She previously served as a Director on the Boards of Astoria Financial Corporation and Astoria Bank. Ms. Carlin was appointed by the United States Treasury to the Financial Services Sector Coordinating Council for Critical Infrastructure Protection and Homeland Security, where she served as Chairperson from 2010 to 2012 and Vice Chair and Chair of the Cyber Security Committee from 2009 to 2010. Ms. Carlin has a BA degree in political science from State University of New York at Stony Brook and a JD degree from Benjamin N. Cardozo School of Law.
Richard L. Fagnani has been a Trustee of the Trust since 2017 and Chair of the Audit Committee of the Trust since 2019. Mr. Fagnani has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2017, and Chair of the Audit Committee of each Board since 2019. Mr. Fagnani served as an Advisory Board Member of the Trust, iShares Trust and iShares, Inc. from April 2017 to June 2017. Mr. Fagnani served as a Senior Audit Partner at KPMG LLP from 2002 to 2016, most recently as the U.S. asset management audit practice leader responsible for setting strategic direction and execution of the operating plan for the asset management audit practice. In addition, from 1977 to 2002, Mr. Fagnani served as an Audit Partner at Andersen LLP, where he developed and managed the asset management audit practice in the Philadelphia office. Mr. Fagnani served as a Trustee on the Board of the Walnut Street Theater in Philadelphia from 2009 to 2014 and as a member of the School of Business Advisory Board at LaSalle University from 2006 to 2014. Mr. Fagnani has a BS degree in Accounting from LaSalle University.
19

John E. Kerrigan has been a Trustee of the Trust since 2011 and Chair of the Equity Plus and Nominating and Governance Committees of the Trust since 2019. Mr. Kerrigan has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2005, and Chair of the Equity Plus and Nominating and Governance Committees of each Board since 2019. Mr. Kerrigan served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Kerrigan has served as Chief Investment Officer of Santa Clara University since 2002. Mr. Kerrigan was formerly a Managing Director at Merrill Lynch & Co., including the following responsibilities: Managing Director, Institutional Client Division, Western United States. Mr. Kerrigan has been a Director, since 1999, of The BASIC Fund (Bay Area Scholarships for Inner City Children). Mr. Kerrigan has a BA degree from Boston College and is a Chartered Financial Analyst Charterholder.
Drew E. Lawton has been a Trustee of the Trust since 2017 and Chair of the 15(c) Committee of the Trust since 2017. Mr. Lawton has also served as a Director of iShares, Inc., a Trustee of iShares Trust, and Chair of the 15(c) Committee of each Board since 2017. Mr. Lawton also served as an Advisory Board Member of the Trust, iShares, Inc. and iShares Trust from 2016 to 2017. Mr. Lawton served as Director of Principal Funds, Inc., Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds from March 2016 to October 2016. Mr. Lawton served in various capacities at New York Life Insurance Company from 2010 to 2015, most recently as a Senior Managing Director and Chief Executive Officer of New York Life Investment Management. From 2008 to 2010, Mr. Lawton was the President of Fridson Investment Advisors, LLC. Mr. Lawton previously held multiple roles at Fidelity Investments from 1997 to 2008. Mr. Lawton has a BA degree in Administrative Science from Yale University and an MBA from University of North Texas.
John E. Martinez has been a Trustee of the Trust since 2011 and Chair of the Securities Lending Committee of the Trust since 2019. Mr. Martinez has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2003, and Chair of the Securities Lending Committee of each Board since 2019. Mr. Martinez served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Martinez is a Director of Real Estate Equity Exchange, Inc., providing governance oversight and consulting services to this privately held firm that develops products and strategies for homeowners in managing the equity in their homes. Mr. Martinez currently serves as a Board member for the Cloudera Foundation, whose mission is to apply Cloudera’s data science expertise and discipline to solve global social problems. Mr. Martinez previously served as Director of Barclays Global Investors (“BGI”) UK Holdings, where he provided governance oversight representing BGI’s shareholders (Barclays PLC, BGI management shareholders) through oversight of BGI’s worldwide activities. Mr. Martinez also previously served as Co-Chief Executive Officer of the Global Index and Markets Group of BGI, Chairman of Barclays Global Investor Services and Chief Executive Officer of the Capital Markets Group of BGI. From 2003 to 2012, he was a Director and Executive Committee Member for Larkin Street Youth Services, providing governance oversight and strategy development to an agency that provides emergency and transitional housing, healthcare, education, job and life skills training to homeless youth. He now serves on the Larkin Street Honorary Board. From 2012 to 2016, Mr. Martinez served as a Director for Reading Partners, an organization committed to making all children literate through one-on-one tutoring of students in grades K-4 who are not yet reading at grade level. Mr. Martinez has an AB degree in economics from The University of California, Berkeley and holds an MBA degree in finance and statistics from The University of Chicago Booth School of Business.
Madhav V. Rajan has been a Trustee of the Trust since 2011 and Chair of the Fixed Income Plus Committee of the Trust since 2019. Mr. Rajan has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2011, and Chair of the Fixed Income Plus Committee of each Board since 2019. Mr. Rajan served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2011 to 2015. Mr. Rajan is the Dean and George Pratt Shultz Professor of Accounting at the University of Chicago Booth School of Business. From 2001 to 2017, Mr. Rajan was the Robert K. Jaedicke Professor of Accounting at the Stanford University Graduate School of Business. In April 2017, he received the school’s Robert T. Davis Award for Lifetime Achievement and Service. He has taught accounting for over 25 years to undergraduate, MBA and law students, as well as to senior executives. From 2010 to 2016, Mr. Rajan served as the Senior Associate Dean for Academic Affairs and head of the MBA Program at the Stanford University Graduate School of Business. Mr. Rajan served as editor of “The Accounting Review” from 2002 to 2008 and is co-author of “Cost Accounting: A Managerial Emphasis,” a leading cost accounting textbook. From 2013 to 2018, Mr. Rajan served on the Board of Directors of Cavium Inc., a semiconductor company. Mr. Rajan holds MS and PhD degrees in Accounting from Carnegie Mellon University.
Board – Leadership Structure and Oversight Responsibilities
Overall responsibility for oversight of the Fund rests with the Board. The Board has engaged BFA to manage the Fund on a day-to-day basis. The Board is responsible for overseeing BFA and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The
20

Board is currently composed of nine members, seven of whom are Independent Trustees. The Board currently conducts regular in person meetings four times a year. In addition, the Board frequently holds special in person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees meet regularly outside the presence of management, in executive session or with other service providers to the Trust.
The Board has appointed an Independent Trustee to serve in the role of Board Chair. The Board Chair’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Board Chair may also perform such other functions as may be delegated by the Board from time to time. The Board has established seven standing Committees: a Nominating and Governance Committee, an Audit Committee, a 15(c) Committee, a Securities Lending Committee, a Risk Committee, an Equity Plus Committee and a Fixed Income Plus Committee to assist the Board in the oversight and direction of the business and affairs of the Fund, and from time to time the Board may establish ad hoc committees or informal working groups to review and address the policies and practices of the Fund with respect to certain specified matters. The Chair of each standing Committee is an Independent Trustee. The role of the Chair of each Committee is to preside at all meetings of the Committee and to act as a liaison with service providers, officers, attorneys and other Trustees between meetings. Each standing Committee meets regularly to conduct the oversight functions delegated to the Committee by the Board and reports its finding to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and it allocates areas of responsibility among committees of Independent Trustees and the full Board to enhance effective oversight.
Day-to-day risk management with respect to the Fund is the responsibility of BFA or other service providers (depending on the nature of the risk), subject to the supervision of BFA. The Fund is subject to a number of risks, including investment, compliance, operational, reputational, counterparty and valuation risks, among others. While there are a number of risk management functions performed by BFA and other service providers, as applicable, it is not possible to identify and eliminate all of the risks applicable to the Fund. The Trustees have an oversight role in this area, satisfying themselves that risk management processes and controls are in place and operating effectively. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. In some cases, risk management issues are specifically addressed in presentations and discussions. For example, BFA has an independent dedicated Risk and Quantitative Analysis Group (“RQA”) that assists BFA in managing fiduciary and corporate risks, including investment, operational, counterparty credit and enterprise risk. Representatives of RQA meet with the Board to discuss their analysis and methodologies, as well as specific risk topics such as operational and counterparty risks relating to the Fund. The Board, directly or through a committee, also reviews reports from, among others, management and the independent registered public accounting firm for the Trust, as appropriate, regarding risks faced by the Fund and management’s risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Trust's compliance program, including assessments by independent third parties, and reports to the Board regarding compliance matters for the Trust and its principal service providers. In testing and maintaining the compliance program, the Chief Compliance Officer (and his or her delegates) assesses key compliance risks affecting the Fund, and addresses them in periodic reports to the Board. In addition, the Audit Committee meets with both the Fund's independent registered public accounting firm and BFA’s internal audit group to review risk controls in place that support the Fund as well as test results. Board oversight of risk is also performed as needed between meetings through communications between BFA and the Board. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities. From time to time, the Board may modify the manner in which it conducts risk oversight. The Board’s oversight role does not make it a guarantor of the Fund's investment performance or other activities.
Committees of the Board of Trustees.  The members of the Audit Committee are Richard L. Fagnani (Chair), John E. Kerrigan and Madhav V. Rajan, each of whom is an Independent Trustee. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (ii) in its oversight of the Trust's financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal controls, compliance controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met eight times during the fiscal year ended October 31, 2019.
21

The members of the Nominating and Governance Committee are John E. Kerrigan (Chair), Madhav V. Rajan and Drew E. Lawton, each of whom is an Independent Trustee. The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board and recommends appointments to the Advisory Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Board Chair; (v) periodic review of the Board's retirement policy; and (vi) recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Board, Board Chair and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nominations recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee met one time during the fiscal year ended October 31, 2019.
Each Independent Trustee serves on the 15(c) Committee. The Chair of the 15(c) Committee is Drew E. Lawton. The principal responsibilities of the 15(c) Committee are to support, oversee and organize on behalf of the Board the process for the annual review and renewal of the Trust's advisory and sub-advisory agreements. These responsibilities include: (i) meeting with BlackRock, Inc. in advance of the Board meeting at which the Trust's advisory and sub-advisory agreements are to be considered to discuss generally the process for providing requested information to the Board and the format in which information will be provided; and (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to evaluate the investment advisory and sub-advisory agreements of the Trust. The 15(c) Committee met three times during the fiscal year ended October 31, 2019.
The members of the Securities Lending Committee are John E. Martinez (Chair), Jane D. Carlin and Drew E. Lawton, each of whom is an Independent Trustee. The principal responsibilities of the Securities Lending Committee are to support, oversee and organize on behalf of the Board the process for oversight of the Trust's securities lending activities. These responsibilities include: (i) requesting that certain information be provided to the Committee for its review and consideration prior to such information being provided to the Board; (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to oversee the Trust's securities lending activities and make required findings and approvals; and (iii) providing a recommendation to the Board regarding the annual approval of the Trust's Securities Lending Guidelines and the required findings with respect to, and annual approval of, the Trust's agreement with the securities lending agent. The Securities Lending Committee met six times during the fiscal year ended October 31, 2019.
The members of the Equity Plus Committee are John E. Kerrigan (Chair), John E. Martinez and Drew E. Lawton, each of whom is an Independent Trustee. The principal responsibilities of the Equity Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for equity funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Equity Plus Committee met four times during the fiscal year ended October 31, 2019.
The members of the Fixed Income Plus Committee are Madhav V. Rajan (Chair), Jane D. Carlin and Richard L. Fagnani, each of whom is an Independent Trustee. The principal responsibilities of the Fixed Income Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for fixed-income or multi-asset funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Fixed Income Plus Committee met four times during the fiscal year ended October 31, 2019.
The members of the Risk Committee are Jane D. Carlin (Chair), Richard L. Fagnani and John E. Martinez, each of whom is an Independent Trustee. The principal responsibility of the Risk Committee is to consider and organize on behalf of the Board
22

risk related matters of the Fund so the Board may most effectively structure itself to oversee them. The Risk Committee commenced on January 1, 2016. The Risk Committee met eight times during the fiscal year ended October 31, 2019.
As the Chair of the Board, Cecilia H. Herbert may serve as an ex-officio member of each Committee.
The following table sets forth, as of December 31, 2019, the dollar range of equity securities beneficially owned by each Trustee in the Fund and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust. If a fund is not listed below, the Trustee did not own any securities in that fund as of the date indicated above:
Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Robert S. Kapito	None	None	None

Salim Ramji[1]	iShares Commodities Select Strategy ETF	$10,001-$50,000	Over $100,000
	iShares Core MSCI Emerging Markets ETF	Over $100,000
	iShares Core MSCI Total International Stock ETF	$1-$10,000
	iShares Core S&P 500 ETF	$1-$10,000
	iShares Core S&P Total U.S. Stock Market ETF	$1-$10,000
	iShares Expanded Tech Sector ETF	$1-$10,000
	iShares Expanded Tech-Software Sector ETF	$1-$10,000
	iShares MSCI USA ESG Select ETF	$1-$10,000
	iShares North American Natural Resources ETF	$10,001-$50,000
	iShares Robotics and Artificial Intelligence Multisector ETF	$1-$10,000
	iShares TIPS Bond ETF	$10,001-$50,000

Cecilia H. Herbert	iShares California Muni Bond ETF	Over $100,000	Over $100,000
	iShares China Large-Cap ETF	$50,001-$100,000
	iShares Core Dividend Growth ETF	$50,001-$100,000
	iShares Core MSCI Emerging Markets ETF	$1-$10,000
	iShares Core MSCI Total International Stock ETF	$10,001-$50,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Core S&P U.S. Growth ETF	$50,001-$100,000
	iShares Core S&P U.S. Value ETF	$50,001-$100,000
	iShares iBoxx $ High Yield Corporate Bond ETF	$10,001-$50,000
	iShares International Select Dividend ETF	$1-$10,000
	iShares MSCI EAFE ETF	$1-$10,000
	iShares MSCI Japan ETF	$10,001-$50,000
	iShares National Muni Bond ETF	$10,001-$50,000
	iShares Preferred and Income Securities ETF	$10,001-$50,000

23

Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Jane D. Carlin	iShares 1-3 Year Treasury Bond ETF	$50,001-$100,000	Over $100,000
	iShares Core MSCI Emerging Markets ETF	$10,001-$50,000
	iShares Core MSCI Total International Stock ETF	Over $100,000
	iShares Core S&P Mid-Cap ETF	$10,001-$50,000
	iShares Core S&P Small-Cap ETF	Over $100,000
	iShares Core U.S. Aggregate Bond ETF	Over $100,000
	iShares Edge MSCI Min Vol USA ETF	$50,001-$100,000
	iShares Global Tech ETF	$10,001-$50,000
	iShares MSCI ACWI ETF	Over $100,000
	iShares MSCI ACWI ex U.S. ETF	$50,001-$100,000
	iShares MSCI EAFE Small-Cap ETF	$10,001-$50,000
	iShares MSCI Emerging Markets Small-Cap ETF	$10,001-$50,000
	iShares Select Dividend ETF	$10,001-$50,000
	iShares Ultra Short-Term Bond ETF	Over $100,000

Richard L. Fagnani	iShares Core MSCI EAFE ETF	$10,001-$50,000	Over $100,000
	iShares Core S&P 500 ETF	$10,001-$50,000
	iShares Core S&P Small-Cap ETF	$10,001-$50,000
	iShares Edge MSCI Multifactor Emerging Markets ETF	$10,001-$50,000
	iShares Edge MSCI USA Value Factor ETF	$10,001-$50,000
	iShares Exponential Technologies ETF	$10,001-$50,000
	iShares Global Clean Energy ETF	$10,001-$50,000
	iShares MSCI EAFE Value ETF	$10,001-$50,000
	iShares MSCI Emerging Markets Small-Cap ETF	$10,001-$50,000
	iShares Robotics and Artificial Intelligence Multisector ETF	$10,001-$50,000
	iShares S&P Small-Cap 600 Value ETF	$10,001-$50,000
	iShares Select Dividend ETF	$10,001-$50,000
	iShares U.S. Financials ETF	$10,001-$50,000

John E. Kerrigan	iShares MSCI ACWI ex U.S. ETF	Over $100,000	Over $100,000

Drew E. Lawton	iShares 0-5 Year High Yield Corporate Bond ETF	Over $100,000	Over $100,000
	iShares Core Dividend Growth ETF	$50,001-$100,000
	iShares Core MSCI Total International Stock ETF	$50,001-$100,000
	iShares Core S&P Total U.S. Stock Market ETF	Over $100,000
24

Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares Exponential Technologies ETF	Over $100,000
	iShares MSCI Frontier 100 ETF	$1-$10,000
	iShares Nasdaq Biotechnology ETF	$50,001-$100,000
	iShares Short Maturity Bond ETF	Over $100,000
	iShares Ultra Short-Term Bond ETF	Over $100,000

John E. Martinez	iShares Core 5-10 Year USD Bond ETF	Over $100,000	Over $100,000
	iShares Core International Aggregate Bond ETF	Over $100,000
	iShares Global Consumer Staples ETF	Over $100,000
	iShares Interest Rate Hedged Long-Term Corporate Bond ETF	Over $100,000
	iShares Intermediate-Term Corporate Bond ETF	Over $100,000
	iShares MSCI EAFE ETF	Over $100,000
	iShares Russell 1000 ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000

Madhav V. Rajan	iShares Broad USD High Yield Corporate Bond ETF	Over $100,000	Over $100,000
	iShares Core Dividend Growth ETF	Over $100,000
	iShares Core High Dividend ETF	Over $100,000
	iShares Core MSCI EAFE ETF	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Mortgage Real Estate ETF	Over $100,000
	iShares Preferred and Income Securities ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000
	iShares Select Dividend ETF	Over $100,000
	iShares Short-Term Corporate Bond ETF	Over $100,000
	iShares Short Maturity Bond ETF	Over $100,000
	iShares Ultra Short-Term Bond ETF	Over $100,000

[1]	Appointed to serve as an Interested Trustee effective June 19, 2019.
As of December 31, 2019, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of BFA (the Fund's investment adviser), the Distributor or any person controlling, controlled by or under common control with BFA or the Distributor.
Remuneration of Trustees and Advisory Board Members.  Effective January 1, 2020, each current Independent Trustee is paid an annual retainer of $395,000 for his or her services as a Board member to the BlackRock-advised Funds in the Exchange-Traded Fund Complex, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings. The annual retainer for services as an Advisory Board Member is
25

the same as the annual retainer for services as a Board member.  The Independent Chair of the Board is paid an additional annual retainer of $80,000. The Chair of each of the Equity Plus Committee, Fixed Income Plus Committee, Securities Lending Committee, Risk Committee, Nominating and Governance Committee and 15(c) Committee is paid an additional annual retainer of $25,000. The Chair of the Audit Committee is paid an additional annual retainer of $40,000. Each Independent Trustee that served as a director of subsidiaries of the Exchange-Traded Fund Complex is paid an additional annual retainer of $10,000 (plus an additional $1,765 paid annually to compensate for taxes due in the Republic of Mauritius in connection with such Trustee’s service on the boards of certain Mauritius-based subsidiaries).
The table below sets forth the compensation earned by each Independent Trustee and Interested Trustee for services to the Fund for the fiscal year ended October 31, 2019 and the aggregate compensation paid to them for services to the Exchange-Traded Fund Complex for the calendar year ended December 31, 2019.
Name	iShares Gold Strategy ETF	Pension or Retirement Benefits Accrued As Part of Trust Expenses[4]	Estimated Annual Benefits Upon Retirement[4]	Total Compensation From the Fund and Fund Complex[5]
Independent Trustees:

Jane D. Carlin	$2	Not Applicable	Not Applicable	$395,000
Richard L. Fagnani	2	Not Applicable	Not Applicable	421,764
Cecilia H. Herbert	2	Not Applicable	Not Applicable	450,000
Charles A. Hurty[1]	1	Not Applicable	Not Applicable	N/A
John E. Kerrigan	2	Not Applicable	Not Applicable	420,000
Drew E. Lawton	2	Not Applicable	Not Applicable	406,764
John E. Martinez	2	Not Applicable	Not Applicable	395,000
Madhav V. Rajan	2	Not Applicable	Not Applicable	395,000

Interested Trustees:

Robert S. Kapito	$0	Not Applicable	Not Applicable	$0
Salim Ramji[2]	0	Not Applicable	Not Applicable	0
Mark K. Wiedman[3]	0	Not Applicable	Not Applicable	0

[1]	Served as an Independent Trustee through December 31, 2018.
[2]	Appointed to serve as an Interested Trustee effective June 19, 2019.
[3]	Served as an Interested Trustee through June 19, 2019.
[4]	No Trustee or officer is entitled to any pension or retirement benefits from the Trust.
[5]	Also includes compensation for service on the Board of Trustees of iShares Trust and the Board of Directors of iShares, Inc.
Control Persons and Principal Holders of Securities.
The Trustees and officers of the Trust collectively owned less than 1% of the Fund's outstanding shares as of January 31, 2020.
Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants (as defined below), as of January 31, 2020, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of the Fund were as follows:
Name and Address	Percentage of Ownership
Merrill Lynch, Pierce, Fenner & Smith Incorporated 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	21.04%
26

Name and Address	Percentage of Ownership
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	19.77%
TD Ameritrade Clearing, Inc. 4700 Alliance Gateway Freeway Fort Worth, TX 76177	19.76%
VANGUARD Marketing Corporation 100 Vanguard Boulevard Malvern, PA 19355	9.70%
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	8.56%
E*Trade Clearing LLC Harborside Financial Center 501 Plaza 11 Jersey City, NJ 07311	5.05%
Potential Conflicts of Interest.  The PNC Financial Services Group, Inc. (“PNC”), through a subsidiary, has a significant economic interest in BlackRock, Inc., the parent of BFA, the Fund's investment adviser. Certain activities of BFA, BlackRock, Inc. and the other subsidiaries of BlackRock, Inc. (collectively referred to in this section as “BlackRock”) and PNC and its subsidiaries (collectively referred to in this section as the “Entities”), and their respective directors, officers and employees, with respect to the Fund and/or other accounts managed by BlackRock or Entities, may give rise to actual or perceived conflicts of interest such as those described below.
BlackRock is one of the world's largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock, PNC and their respective subsidiaries and each of their respective directors, officers and employees, including, in the case of BlackRock, the business units or entities and personnel who may be involved in the investment activities and business operations of the Fund, are engaged worldwide in businesses, including managing equities, fixed-income securities, cash and alternative investments, and banking and other financial services, and have interests other than that of managing the Fund. These are considerations of which investors in the Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These businesses and interests include potential multiple advisory, transactional, financial and other relationships with, or interests in, companies and interests in securities or other instruments that may be purchased or sold by the Fund.
BlackRock and the Entities have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. BlackRock and the Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case, for the accounts of clients and, in some cases, on a proprietary basis. As such, BlackRock and the Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Fund invests, which could have an adverse impact on the Fund's performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of the Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.
When BlackRock seeks to purchase or sell the same assets for managed accounts, including the Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for the Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or the Entities may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund, particularly, but not limited to, with respect to small-capitalization, emerging market or less liquid strategies. This may occur with respect to BlackRock-advised accounts when investment decisions regarding the Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock implements a portfolio decision or strategy on behalf of another
27

account ahead of, or contemporaneously with, similar decisions or strategies for the Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.
Conflicts may also arise because portfolio decisions regarding the Fund may benefit other accounts managed by BlackRock. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) BlackRock or its other accounts or funds, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) BlackRock or its other accounts or funds. In addition, to the extent permitted by applicable law, the Fund may invest its assets in other funds advised by BlackRock, including funds that are managed by one or more of the same portfolio managers, which could result in conflicts of interest relating to asset allocation, timing of Fund purchases and redemptions, and increased remuneration and profitability for BlackRock, and/or its personnel, including portfolio managers.
In certain circumstances, BlackRock, on behalf of the Fund, may seek to buy from or sell securities to another fund or account advised by BlackRock. BlackRock may (but is not required to) effect purchases and sales between BlackRock clients (“cross trades”), including the Fund, if BlackRock believes such transactions are appropriate based on each party's investment objectives and guidelines, subject to applicable law and regulation. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit BlackRock’s decision to engage in these transactions for the Fund. BlackRock may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions. On any occasion when the Fund participates in a cross trade, BlackRock will comply with procedures adopted under applicable rules and SEC guidance.
BlackRock and the Entities and their respective clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund's investments may be negatively impacted by the activities of BlackRock or the Entities or their respective clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.
The results of the Fund’s investment activities may differ significantly from the results achieved by BlackRock for its proprietary accounts or other accounts (including investment companies or collective investment vehicles) which it manages or advises. It is possible that one or more accounts managed or advised by BlackRock and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more proprietary or other accounts managed or advised by BlackRock achieve significant profits. The opposite result is also possible.
From time to time, the Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual requirements applicable to BlackRock or one or more Entities or other accounts managed or advised by BlackRock or an Entity for clients worldwide, and/or the internal policies of BlackRock and the Entities designed to comply with such requirements. As a result, there may be periods, for example, when BlackRock will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Entities are performing services or when position limits have been reached. For example, the investment activities of BlackRock or one or more Entities for their proprietary accounts and accounts under their management may limit the investment opportunities for the Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.
In connection with its management of the Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by BlackRock. BlackRock will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, BlackRock will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock, or the activities or strategies used for accounts managed by BlackRock or other client accounts could conflict with the transactions and strategies employed by BlackRock in managing the Fund.
28

The Fund may be included in investment models developed by BlackRock for use by clients and financial advisors. To the extent clients invest in these investment models and increase the assets under management of the Fund, the investment management fee amounts paid by the Fund to BlackRock may also increase. The price, availability and liquidity of the Fund may be impacted by purchases and redemptions of the Fund by model-driven investment portfolios.
In addition, certain principals and certain employees of the Fund’s investment adviser are also principals or employees of other business units or entities within BlackRock. As a result, these principals and employees may have obligations to such other business units or entities or their clients and such obligations to other business units or entities or their clients may be a consideration of which investors in the Fund should be aware.
BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which clients of BlackRock or an Entity, or, to the extent permitted by the SEC and applicable law, BlackRock or an Entity, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of BlackRock or an Entity.
BlackRock or one or more Entities may also create, write or issue derivatives for their clients, the underlying securities, currencies or instruments in which the Fund may invest or which may be based on the performance of the Fund. BlackRock has entered into an arrangement with Markit Indices Limited, the index provider for underlying fixed-income indexes used by certain iShares funds, related to derivative fixed-income products that are based on such iShares funds. BlackRock will receive certain payments for licensing intellectual property belonging to BlackRock and for facilitating the provision of data in connection with such derivative products, which may include payments based on the trading volumes of, or revenues generated by, the derivative products. Other funds and accounts managed by BlackRock may from time to time transact in such derivative products, which could contribute to the viability of such derivative products by making them more appealing to funds and accounts managed by third parties, and in turn lead to increased payments to BlackRock. Trading activity in such derivative products could also potentially lead to increased purchase activity with respect to these iShares funds and increased assets under management for BlackRock.
The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by BlackRock or one or more Entities and may also enter into transactions with other clients of BlackRock or an Entity where such other clients have interests adverse to those of the Fund.
At times, these activities may cause business units or entities within BlackRock or an Entity to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent such transactions are permitted, the Fund will deal with BlackRock and/or Entities on an arm’s-length basis.
To the extent authorized by applicable law, BlackRock or one or more Entities may act as broker, dealer, agent, lender or adviser, futures commission merchants or in other commercial capacities for the Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by BlackRock or an Entity will be in its view commercially reasonable, although BlackRock and each Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to BlackRock or the Entity and such sales personnel, which may have an adverse effect on the Fund. Index based funds also may use an index provider that is affiliated with another service provider of the Fund or BlackRock that acts as a broker, dealer, agent, lender or in other commercial capacities for the Fund or BlackRock.
Subject to applicable law, BlackRock and the Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Fund as broker, dealer, agent, lender, adviser, futures commission merchants or in other commercial capacities. No accounting to the Fund or its shareholders will be required, and no fees or other compensation payable by the Fund or its shareholders will be reduced by reason of receipt by BlackRock or an Entity of any such fees or other amounts.
When BlackRock or an Entity acts as broker, dealer, agent, adviser, futures commission merchants or in other commercial capacities in relation to the Fund, BlackRock or the Entity may take commercial steps in its own interests, which may have an adverse effect on the Fund. The Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. BlackRock will not have any obligation to allow its credit to be used in connection with the
29

Fund's establishment of its business relationships, nor is it expected that the Fund's counterparties will rely on the credit of BlackRock in evaluating the Fund's creditworthiness.
BTC, an affiliate of BFA pursuant to SEC exemptive relief, acts as securities lending agent to, and receives a share of securities lending revenues from, the Fund. BlackRock will also receive compensation for managing the reinvestment of the cash collateral from securities lending. There are potential conflicts of interests in managing a securities lending program, including but not limited to: (i) BlackRock as securities lending agent may have an incentive to increase or decrease the amount of securities on loan or to lend particular securities in order to generate additional risk-adjusted revenue for BlackRock and its affiliates; and (ii) BlackRock as securities lending agent may have an incentive to allocate loans to clients that would provide more revenue to BlackRock. As described further below, BlackRock seeks to mitigate this conflict by providing its securities lending clients with equal lending opportunities over time in order to approximate pro rata allocation.
As part of its securities lending program, BlackRock indemnifies certain clients and/or funds against a shortfall in collateral in the event of borrower default. BlackRock’s RQA calculates, on a regular basis, BlackRock’s potential dollar exposure to the risk of collateral shortfall upon counterparty default (“shortfall risk”) under the securities lending program for both indemnified and non-indemnified clients. On a periodic basis, RQA also determines the maximum amount of potential indemnified shortfall risk arising from securities lending activities (“indemnification exposure limit”) and the maximum amount of counterparty-specific credit exposure (“credit limits”) BlackRock is willing to assume as well as the program’s operational complexity. RQA oversees the risk model that calculates projected shortfall values using loan-level factors such as loan and collateral type and market value as well as specific borrower counterparty credit characteristics. When necessary, RQA may further adjust other securities lending program attributes by restricting eligible collateral or reducing counterparty credit limits. As a result, the management of the indemnification exposure limit may affect the amount of securities lending activity BlackRock may conduct at any given point in time and impact indemnified and non-indemnified clients by reducing the volume of lending opportunities for certain loans (including by asset type, collateral type and/or revenue profile).
BlackRock uses a predetermined systematic process in order to approximate pro rata allocation over time. In order to allocate a loan to a portfolio: (i) BlackRock as a whole must have sufficient lending capacity pursuant to the various program limits (i.e., indemnification exposure limit and counterparty credit limits); (ii) the lending portfolio must hold the asset at the time a loan opportunity arrives; and (iii) the lending portfolio must also have enough inventory, either on its own or when aggregated with other portfolios into one single market delivery, to satisfy the loan request. In doing so, BlackRock seeks to provide equal lending opportunities for all portfolios, independent of whether BlackRock indemnifies the portfolio. Equal opportunities for lending portfolios does not guarantee equal outcomes. Specifically, short and long-term outcomes for individual clients may vary due to asset mix, asset/liability spreads on different securities, and the overall limits imposed by the firm.
Purchases and sales of securities and other assets for the Fund may be bunched or aggregated with orders for other BlackRock client accounts, including with accounts that pay different transaction costs solely due to the fact that they have different research payment arrangements. BlackRock, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable or required, or in cases involving client direction.
Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.
Subject to applicable law, BlackRock may select brokers (including, without limitation, certain Entities) that furnish BlackRock, the Fund, other BlackRock client accounts or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock's view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and OTC transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Fund and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such
30

products and services may disproportionately benefit other BlackRock client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other BlackRock client accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.
BlackRock does not currently enter into arrangements to use the Fund's assets for, or participate in, soft dollars, although BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock. BlackRock, unless prohibited by applicable law, may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock, unless prohibited by applicable law, may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.
BlackRock may utilize certain electronic crossing networks (“ECNs”) (including, without limitation, ECNs in which BlackRock or an Entity has an investment or other interest, to the extent permitted by applicable law) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Fund. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.
BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with BlackRock's fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or an Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see the Proxy Voting Policy section of this SAI.
It is also possible that, from time to time, BlackRock or an Entity may, subject to compliance with applicable law, purchase and hold shares of the Fund. Increasing the Fund’s assets may enhance liquidity, investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. BlackRock and the Entities reserve the right, subject to compliance with applicable law, to sell into the market or redeem in Creation Units through an Authorized Participant at any time some or all of the shares of the Fund acquired for their own accounts. A large sale or redemption of shares of the Fund by BlackRock or an Entity could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's liquidity, investment flexibility, portfolio diversification, expense ratio or ability to comply with the listing requirements for the Fund. BlackRock seeks to consider the effect of redemptions on the Fund and other shareholders in deciding whether to redeem its shares but is not obligated to do so and may elect not to do so.
It is possible that the Fund may invest in securities of, or engage in transactions with, companies with which an Entity has developed or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or an Entity has significant debt or equity investments or other interests or in which an Entity makes a market. The Fund may also invest in issuances (such as structured notes) by entities for which BlackRock provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in transactions with, companies to which an Entity provides or may in the future provide research coverage. Such investments or transactions could cause conflicts between the interests of the Fund and the interests of BlackRock, other
31

clients of BlackRock or an Entity. In making investment decisions for the Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any unit of BlackRock in the course of these activities. In addition, from time to time, the activities of BlackRock or an Entity may limit the Fund's flexibility in purchases and sales of securities. When an Entity is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund. As indicated below, BlackRock or an Entity may engage in transactions with companies in which BlackRock-advised funds or other clients of BlackRock or of an Entity have an investment.
BlackRock and Chubb Limited (“Chubb”), a public company whose securities are held by BlackRock-advised funds and other accounts, partially funded the creation of a re-insurance company (“Re Co”) pursuant to which each has approximately a 9.9% ownership interest and each has representation on the board of directors. Certain employees and executives of BlackRock have a less than ½ of 1% ownership interest in Re Co. BlackRock manages the investment portfolio of Re Co, which is held in a wholly-owned subsidiary. Re Co participates as a reinsurer with reinsurance contracts underwritten by subsidiaries of Chubb. An independent director of certain BlackRock-advised funds also serves as an independent director of Chubb and has no interest or involvement in the Re Co transaction.
BlackRock and the Entities, their personnel and other financial service providers may have interests in promoting sales of the Fund. With respect to BlackRock and the Entities and their personnel, the remuneration and profitability relating to services to and sales of the Fund or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and the Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Fund or its shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or the Entities and such personnel resulting from transactions on behalf of or management of the Fund may be greater than the remuneration and profitability resulting from other funds or products.
Third parties, including service providers to BlackRock or the Fund, may sponsor events (including, but not limited to, marketing and promotional activities and presentations, educational training programs and conferences) for registered representatives, other professionals and individual investors. There is a potential conflict of interest as such sponsorships may defray the costs of such activities to BlackRock, and may provide an incentive to BlackRock to retain such third parties to provide services to the Fund.
BlackRock may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for such clients' accounts may differ from the valuations for the same securities or investments assigned by the Fund's pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund's pricing vendors. While BlackRock will generally communicate its valuation information or determinations to the Fund's pricing vendors and/or fund accountants, there may be instances where the Fund's pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.
As disclosed in more detail in the Determination of Net Asset Value section of the Fund’s Prospectus and this SAI, when market quotations are not readily available or are believed by BlackRock to be unreliable, the Fund’s investments are valued at fair value by BlackRock in accordance with procedures adopted by the Board. When determining “fair value price,” BlackRock seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders and may affect the amount of revenue received by BlackRock with respect to services for which it receives an asset-based fee.
32

To the extent permitted by applicable law, the Fund may invest all or some of its short-term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, the Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund or other similarly-managed private fund in which it invests, which may result in the Fund bearing some additional expenses.
BlackRock and its directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that the Fund will be adversely affected by this personal trading, the Fund, BFA and BlackRock have each adopted a code of ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. Each code of ethics is available by contacting BlackRock at the telephone number on the back cover of the Fund’s Prospectus or by accessing the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.
BlackRock will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules or guidance adopted under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Fund and/or BlackRock by the SEC. These transactions would be effected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of the Fund may be restricted because of regulatory requirements applicable to BlackRock and/or BlackRock's internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which BlackRock or an Entity is performing investment banking, market making, advisory or other services or has proprietary positions. For example, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of the Fund, particularly where such services result in BlackRock obtaining material non-public information about the company (e.g., in connection with participation in a creditors’ committee). Similar situations could arise if personnel of BlackRock serve as directors of companies the securities of which the Fund wishes to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock’s policies and procedures (including the necessary implementation of appropriate information barriers), the Fund may purchase securities or instruments that are issued by such companies, are the subject of an underwriting, distribution or advisory assignment by an Entity, or are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock are directors or officers of the issuer.
The investment activities of BlackRock for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Fund. For example, in certain circumstances where the Fund invests in securities issued by companies that operate in certain regulated industries or in certain emerging or international markets, or is subject to corporate or regulatory ownership restrictions, or invests in certain futures or other derivative transactions, there may be limits on the aggregate amount invested by BlackRock for their proprietary accounts and for client accounts (including the Fund) that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Fund or other client accounts to suffer disadvantages or business restrictions.
If certain aggregate ownership thresholds are reached either through the actions of BlackRock or the Fund or as a result of third-party transactions, the ability of BlackRock, on behalf of clients (including the Fund), to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of its clients (including the Fund), may limit purchases, sell existing investments, or otherwise restrict, forgo or limit the exercise of rights (including transferring, outsourcing or limiting voting rights or forgoing the right to receive dividends) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.
In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients (including the Fund), taking into consideration benchmark weight and
33

investment strategy. BlackRock has adopted certain controls designed to prevent the occurrence of a breach of any applicable ownership threshold or limits, including, for example, when ownership in certain securities nears an applicable threshold, BlackRock may remove such securities from the list of Deposit Securities to be delivered to the Fund in connection with purchases of Creation Units of such Fund and may limit purchases in such securities to the issuer's weighting in the applicable benchmark used by BlackRock to manage such Fund. If client (including Fund) holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.
In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.
BlackRock may not serve as an Authorized Participant in the creation and redemption of iShares ETFs.
BlackRock may maintain securities indices. To the extent permitted by applicable laws, the Fund may seek to license and use such indices as part of its investment strategy. Index based funds that seek to track the performance of securities indices also may use the name of the index or index provider in the fund name. Index providers, including BlackRock (to the extent permitted by applicable law), may be paid licensing fees for use of their index or index name. BlackRock may benefit from the Fund using BlackRock indices by creating increasing acceptance in the marketplace for such indices. BlackRock is not obligated to license its indices to any Fund and the Fund is under no obligation to use BlackRock indices. Any Fund that enters into a license for a BlackRock index cannot be assured that the terms of any index licensing agreement with BlackRock will be as favorable as those terms offered to other licensees.
The custody arrangement described in “Investment Advisory, Administrative and Distribution Services” may lead to potential conflicts of interest with BlackRock where BlackRock has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of the Fund (or where BlackRock charges a unitary management fee). This is because the custody arrangements with the Fund's custodian may have the effect of reducing custody fees when the Fund leaves cash balances uninvested. This could be viewed as having the potential to provide BlackRock an incentive to keep high positive cash balances for the Fund in order to offset fund custody fees that BlackRock might otherwise reimburse or pay. However, BlackRock’s portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance. For funds without a unitary management fee, when a fund’s actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BlackRock would be required to make to the fund.
BlackRock may enter into contractual arrangements with third-party service providers to the Fund (e.g., custodians, administrators and index providers) pursuant to which BlackRock receives fee discounts or concessions in recognition of BlackRock’s overall relationship with such service providers. To the extent that BlackRock is responsible for paying these service providers out of its management fee, the benefits of any such fee discounts or concessions may accrue, in whole or in part, to BlackRock.
BlackRock owns or has an ownership interest in certain trading, portfolio management, operations and/or information systems used by Fund service providers. These systems are, or will be, used by a Fund service provider in connection with the provision of services to accounts managed by BlackRock and funds managed and sponsored by BlackRock, including the Fund, that engage the service provider (typically the custodian). The Fund’s service provider remunerates BlackRock for the use of the systems. The Fund service provider’s payments to BlackRock for the use of these systems may enhance the profitability of BlackRock.
BlackRock has entered into an arrangement with Intercontinental Exchange, Inc. (“ICE”) to be one of ICE’s development partners in connection with ICE’s intention to launch a new open-architecture, centralized industry platform to facilitate creation and redemption orders for ETFs (the “ICE Platform”). As a development partner, BlackRock has licensed certain of its intellectual property to ICE. Once the ICE Platform is launched, BlackRock intends to use the ICE Platform to facilitate creations and redemptions in the Fund and certain other services provided by the ICE Platform. BlackRock may have an incentive to promote the broad adoption of the ICE Platform by the ETF marketplace because BlackRock will earn a fee, based on the total revenues earned by the ICE Platform, for licensing BlackRock’s intellectual property to ICE and for BlackRock’s role as development partner. ICE Data Indices, LLC, the underlying index provider for certain BFA managed funds, is a wholly owned subsidiary of ICE.
34

BlackRock’s receipt of fees from a service provider in connection with the use of systems provided by BlackRock may create an incentive for BlackRock to recommend that the Fund enter into or renew an arrangement with the service provider.
The Fund from time to time may purchase in the secondary market (i) certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (“PNC Mortgage”) or Midland Loan Services, Inc. (“Midland”), or (ii) mortgage-related securities containing loans or mortgages originated by PNC Bank, National Association (“PNC Bank”) or its affiliates. It is possible that under some circumstances, PNC Mortgage, Midland or other affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage, Midland or their affiliates. For example, if PNC Mortgage, Midland or their affiliates engaged in negligence or willful misconduct in carrying out its duties as a master servicer, then any holder of the mortgage-backed security could seek recourse against PNC Mortgage, Midland or their affiliates, as applicable. Also, as a master servicer, PNC Mortgage, Midland or their affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-backed security. If one or more of those representations or warranties is false, then the holders of the mortgage backed securities could trigger an obligation of PNC Mortgage, Midland or their affiliates, as applicable, to repurchase the mortgages from the issuing trust. Finally, PNC Mortgage, Midland or their affiliates may own securities that are subordinate to the senior mortgage-backed securities owned by the Fund.
Present and future activities of BlackRock (including BFA) and the Entities and their respective directors, officers and employees, in addition to those described in this section, may give rise to additional conflicts of interest.
Legal Proceedings.  On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares Preferred and Income Securities ETF and iShares U.S. Aerospace & Defense ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of iShares Trust (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a “flash crash,” such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of Plaintiffs’ claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs’ claims.
Investment Advisory, Administrative and Distribution Services
Investment Adviser.  BFA serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and BFA. BFA is a California corporation indirectly owned by BlackRock, Inc. and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the investment advisory agreement, BFA, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund, manages and administers the Trust and the investment of the Fund’s assets. BFA is responsible for making investment decisions for the Fund.
Pursuant to the investment advisory agreement, BFA may, from time to time, in its sole discretion and to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BFA, to perform investment advisory or other services with respect to the Fund. In addition, BFA may delegate certain of its investment advisory functions under the investment advisory agreement to one or more of its affiliates to the extent permitted by applicable law. BFA may terminate any or all sub-advisers or such delegation arrangements in its sole discretion upon appropriate notice at any time to the extent permitted by applicable law.
BFA is responsible, under the investment advisory agreement, for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. BFA is not responsible for, and the Fund will bear, the management fees, interest expense, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities, commodities or other financial instruments and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses (as determined by
35

a majority of the Independent Trustees). For the avoidance of doubt, extraordinary expenses do not include expenses related to the organization of any subsidiary for the Fund or the ongoing corporate expenses of maintaining such subsidiary.
For its investment advisory services to the Fund, BFA received a management fee at the annual rate, (as a percentage of the Fund’s average net assets) set forth below for the fiscal years noted. BFA also serves as investment adviser to the Subsidiary. No fee will be paid to BFA for the advisory services that it provides to the Subsidiary.
Management Fee for Fiscal Year Ended Oct. 31, 2019	Fund Inception Date	Management Fees Paid Net of Waivers for Fiscal Year Ended Oct. 31, 2019	Management Fees Paid Net of Waivers for Fiscal Year Ended Oct. 31, 2018	Management Fees Paid Net of Waivers for Fiscal Year Ended Oct. 31, 2017
0.25% [1]	06/06/18	$10,075	$3,622	N/A

[1]	BFA has contractually agreed to waive a portion of its management fees in an amount equal to the Acquired Fund Fees and Expenses, if any, attributable to the Fund's investments in other ETPs sponsored by BFA or its affiliates and other funds advised by BFA or its affiliates through February 29, 2024, provided that the waiver be no greater than the Fund's management fee of 0.25%. The contractual waiver may be terminated prior to February 29, 2024 only upon written agreement of the Trust and BFA. For the fiscal years ended October 31, 2019 and October 31, 2018, BFA waived $3,905 and $1,127 of its management fees, respectively.
The investment advisory agreement with respect to the Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board members who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.
The investment advisory agreement with respect to the Fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). The investment advisory agreement is also terminable upon 60 days’ notice by BFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
Portfolio Managers.  As of October 31, 2019, the individuals named as Portfolio Managers in the Fund's Prospectus were also primarily responsible for the day-to-day management of other iShares funds and certain other types of portfolios and/or accounts as follows:
Alan Mason
Types of Accounts	Number	Total Assets
Registered Investment Companies	341	$1,358,693,000,000
Other Pooled Investment Vehicles	1	3,110,000,000
Other Accounts	2	625,000,000

Richard Mejzak
Types of Accounts	Number	Total Assets
Registered Investment Companies	25	$ 274,917,000,000
Other Pooled Investment Vehicles	10	31,814,000,000
Other Accounts	104	115,883,000,000

Greg Savage
Types of Accounts	Number	Total Assets
Registered Investment Companies	328	$1,314,802,000,000
Other Pooled Investment Vehicles	15	1,468,000,000
Other Accounts	82	7,662,000,000

36

Amy Whitelaw
Types of Accounts	Number	Total Assets
Registered Investment Companies	286	$1,254,467,000,000
Other Pooled Investment Vehicles	86	31,056,000,000
Other Accounts	3	111,000,000
Pursuant to BFA’s policy, investment opportunities are allocated equitably among the Fund and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply in the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Fund, seeking such investment opportunity. As a consequence, from time to time the Fund may receive a smaller allocation of an investment opportunity than it would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.
Like the Fund, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or its affiliates, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BFA or its affiliates a performance-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with a performance-based fee would pay BFA or its affiliates a portion of that portfolio’s or account’s gains, or would pay BFA or its affiliates more for its services than would otherwise be the case if BFA or any of its affiliates meets or exceeds specified performance targets. Performance-based fee arrangements could present an incentive for BFA or its affiliates to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BFA and each of its affiliates have an obligation to allocate resources and opportunities equitably among portfolios and accounts and intend to do so, shareholders of the Fund should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including performance-based fee arrangements, there is the potential for a conflict of interest, which may result in the Portfolio Managers favoring those portfolios or accounts with performance-based fee arrangements.
The tables below show, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above tables and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of October 31, 2019:
Alan Mason
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A

Richard Mejzak
Types of Accounts	Number of Other Accounts with Performance-Based Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	1	$23,000,000

Greg Savage
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
37

Greg Savage
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Other Accounts	0	N/A

Amy Whitelaw
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A
Portfolio Manager Compensation Overview
The discussion below describes the Portfolio Managers' compensation as of October 31, 2019.
BlackRock, Inc.'s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock, Inc.
Each portfolio manager receives base compensation based on their position with the firm, as well as retirement and other benefits offered to all BlackRock employees. Additionally, each portfolio manager receives discretionary incentive compensation, determined based on several components, including: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the performance of portfolios managed by the portfolio manager and the team relative to its investment objective (which in the case of index ETFs would be how closely the ETF tracks its Underlying Index), and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Discretionary incentive compensation is paid in cash up to a certain threshold with the remaining portion represented by deferred BlackRock, Inc. stock awards. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance.
As of October 31, 2019, the Portfolio Managers did not beneficially own shares of the Fund.
Codes of Ethics.  The Trust, BFA and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes of ethics permit personnel subject to the codes of ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Fund. Each code of ethics is available by contacting BlackRock at the telephone number on the back cover of the Fund’s Prospectus or by accessing the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.
Anti-Money Laundering Requirements.  The Fund is subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from Authorized Participants to enable it to form a reasonable belief that it knows the true identity of its Authorized Participants. This information will be used to verify the identity of Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.
The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund's policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.
38

Administrator, Custodian and Transfer Agent.   State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Fund under the Master Services Agreement and related Service Schedule (the “Service Module”). State Street’s principal address is 1 Lincoln Street, Boston, MA 02111. Pursuant to the Service Module for Fund Administration and Accounting Services with the Trust, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and the Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to the Service Module for Custodial Services with the Trust, State Street maintains, in separate accounts, cash, securities and other assets of the Trust and the Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for the Fund. State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the U.S. Pursuant to the Service Module for Transfer Agency Services with the Trust, State Street acts as a transfer agent for the Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee.
The following table sets forth the administration, custodian and transfer agency expenses of the Fund paid by BFA to State Street for the fiscal years noted:
Fund Inception Date	Custody, Administration, Transfer Agency Expenses Paid During Fiscal Year Ended Oct. 31, 2019	Custody, Administration, Transfer Agency Expenses Paid During Fiscal Year Ended Oct. 31, 2018	Custody, Administration, Transfer Agency Expenses Paid During Fiscal Year Ended Oct. 31, 2017
06/06/18	$17,303	$7,028	N/A
Distributor.  The Distributor's principal address is 1 University Square Drive, Princeton, NJ 08540. Shares are continuously offered for sale by the Fund through the Distributor or its agent only in Creation Units, as described in the Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Fund shares in amounts less than Creation Units are generally not distributed by the Distributor or its agent. The Distributor or its agent will arrange for the delivery of the Prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of both orders placed with it or its agents and confirmations of acceptance furnished by it or its agents. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is also licensed as a broker-dealer in all 50 U.S. states, as well as in Puerto Rico, the U.S. Virgin Islands and the District of Columbia.
The Distribution Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as described below), DTC participants and/or investor services organizations.
BFA or its affiliates may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.
Securities Lending.  The Fund may engage in securities lending. To the extent that the Fund engages in securities lending, the Fund conducts its securities lending pursuant to SEC exemptive relief, and BTC acts as securities lending agent for the Fund, subject to the overall supervision of BFA, pursuant to a written agreement (the “Securities Lending Agency Agreement”).
If the Fund were to engage in securities lending, it would retain a portion of the securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent. Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BTC bears
39

all operational costs directly related to securities lending. To the extent that the Fund engages in securities lending, the Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA (the “collateral investment fees”); however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. Such money market fund shares will not be subject to a sales load, redemption fee, distribution fee or service fee.
Pursuant to the Securities Lending Agency Agreement:
Through December 31, 2018:
(i) domestic equity funds retained 71.5% of securities lending income (which excludes collateral investment fees) and this amount could never be less than 65% of the sum of securities lending income plus collateral investment fees;
(ii) international equity funds retained 80% of securities lending income (which excludes collateral investment fees) and this amount could never be less than 70% of the sum of securities lending income plus collateral investment fees;
(iii) fixed-income funds retained 80% of securities lending income (which excludes collateral investment fees) and this amount could never be less than 70% of the sum of securities lending income plus collateral investment fees; and
(iv) fund-of-funds retained 80% of securities lending income (which excludes collateral investment fees) and this amount could never be less than 70% of the sum of securities lending income plus collateral investment fees.
Effective January 1, 2019:
(i) domestic equity funds retain 73.5% of securities lending income (which excludes collateral investment fees) and this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees;
(ii) international equity funds retain 82% of securities lending income (which excludes collateral investment fees) and this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees;
(iii) fixed-income funds retain 82% of securities lending income (which excludes collateral investment fees) and this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees; and
(iv)fund-of-funds retain 82% of securities lending income (which excludes collateral investment fees) and this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.
Under the securities lending program, funds are categorized into one of several specific asset classes. The determination of a fund’s asset class category (fixed-income, domestic equity, international equity or fund-of-funds), each of which may be subject to a different fee arrangement, is based on a methodology agreed to by the Trust and BTC.
In addition, commencing the business day following the date that the aggregate securities lending income (which includes, for this purpose, collateral investment fees) earned across the Exchange-Traded Fund Complex (as defined under “Management—Trustees and Officers”) in a calendar year exceeds a specified threshold pursuant to the securities lending agreement:
Through December 31, 2018, (i) each applicable domestic equity fund received 75% of securities lending income (which excludes collateral investment fees) for the remainder of that calendar year and this amount could never be less than 65% of the sum of securities lending income plus collateral investment fees. Effective January 1, 2019, each applicable domestic equity fund will receive 80% of securities lending income (which excludes collateral investment fees) for the remainder of that calendar year and this amount can never be less than 70% of the sum of the securities lending income plus collateral investment fees;
(ii) each applicable international equity fund will receive 85% of securities lending income (which excludes collateral investment fees) for the remainder of that calendar year and this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees;
(iii) each applicable fixed-income fund will receive 85% of securities lending income (which excludes collateral investment fees) for the remainder of that calendar year and this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees; and
40

(iv) each applicable fund-of-funds will receive 85% of securities lending income (which excludes collateral investment fees) for the remainder of that calendar year and this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.
No services have been provided by BTC as the Fund’s securities lending agent, and the Fund had no income and fees/compensation related to its securities lending activities for the fiscal year ended October 31, 2019.
Payments by BFA and its Affiliates.  BFA and/or its affiliates (“BFA Entities”) may pay certain broker-dealers, registered investment advisers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund, other iShares funds or exchange-traded products in general. BFA Entities make these payments from their own assets and not from the assets of the Fund. Although a portion of BFA Entities’ revenue comes directly or indirectly in part from fees paid by the Fund, other iShares funds or exchange-traded products, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Fund, other iShares funds or exchange-traded products. BFA Entities make payments for Intermediaries’ participation in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Fund and other iShares funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). BFA Entities also make payments to Intermediaries for certain printing, publishing and mailing costs or materials relating to the Fund, other iShares funds or exchange-traded products (“Publishing Costs”). In addition, BFA Entities make payments to Intermediaries that make shares of the Fund, other iShares funds or exchange-traded products available to their clients, develop new products that feature iShares or otherwise promote the Fund, other iShares funds and exchange-traded products. BFA Entities may also reimburse expenses or make payments from their own assets to Intermediaries or other persons in consideration of services or other activities that the BFA Entities believe may benefit the iShares business or facilitate investment in the Fund, other iShares funds or exchange-traded products. Payments of the type described above are sometimes referred to as revenue-sharing payments.
Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, such payments may create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Fund, other iShares funds or exchange-traded products over other investments. The same conflicts of interest and financial incentives exist with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.
In addition to the payments described above, BFA Entities have developed proprietary tools, calculators and related interactive or digital content that is made available through the www.BlackRock.com website at no additional cost to Intermediaries. BlackRock may configure these tools and calculators and localize the content for Intermediaries as part of its customary digital marketing support and promotion of the Fund, other iShares funds, exchange-traded products and BlackRock mutual funds.
As of March 1, 2013, BFA Entities have contractual arrangements to make payments (in addition to payments for Education Costs or Publishing Costs) to one Intermediary, Fidelity Brokerage Services LLC (“FBS”). Effective June 4, 2016, this relationship was expanded to include National Financial Services, LLC (“NFS”), an affiliate of FBS. Pursuant to this special, long-term and significant arrangement (the “Marketing Program”), FBS, NFS and certain of their affiliates (collectively “Fidelity”) have agreed, among other things, to actively promote iShares funds to customers, investment professionals and other intermediaries and in advertising campaigns as the preferred exchange-traded product, to offer certain iShares funds in certain Fidelity platforms and investment programs, in some cases at a waived or reduced commission rate or ticket charge, and to provide marketing data to BFA Entities. BFA Entities have agreed to facilitate the Marketing Program by, among other things, making certain payments to FBS and NFS for marketing and implementing certain brokerage and investment programs. Upon termination of the arrangement, the BFA Entities will make additional payments to FBS and/or NFS based upon a number of criteria, including the overall success of the Marketing Program and the level of services provided by FBS and NFS during the wind-down period.
In addition, BFA Entities may enter into other contractual arrangements with Intermediaries and certain other third parties that the BFA Entities believe may benefit the iShares business or facilitate investment in iShares funds. Such agreements may
41

include payments by BFA Entities to such Intermediaries and third parties for data collection and provision, technology support, platform enhancement, or co-marketing and cross-promotional efforts. Payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries and third parties. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. Such payments will not be asset- or revenue-based. As of the date of this SAI, the Intermediaries and other third parties receiving such contractual payments include: Charles Schwab & Co., Inc., Commonwealth Equity Services, Inc., Dorsey Wright and Associates, LLC, Envestnet Asset Management, Inc., E*Trade Securities LLC, FDx Advisors, Inc., LPL Financial LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley Smith Barney LLC, Orion Advisors Services, LLC, Pershing LLC, Raymond James Financial Services, Inc., Raymond James & Associates, Inc., TD Ameritrade, Inc. and UBS Financial Services Inc. Any additions, modifications, or deletions to Intermediaries and other third parties listed above that have occurred since the date of this SAI are not included in the list.
Further, BFA Entities make Education Costs and Publishing Costs payments to other Intermediaries that are not listed above. BFA Entities may determine to make such payments based on any number of metrics. For example, BFA Entities may make payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more iShares funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, BFA anticipates that the payments paid by BFA Entities in connection with the Fund, iShares funds and exchange-traded products in general will be immaterial to BFA Entities in the aggregate for the next year. Please contact your salesperson or other investment professional for more information regarding any such payments or financial incentives his or her Intermediary firm may receive. Any payments made, or financial incentives offered, by the BFA Entities to an Intermediary may create the incentive for the Intermediary to encourage customers to buy shares of the Fund, other iShares funds or other exchange-traded products.
The Fund may participate in certain market maker incentive programs of a national securities exchange in which an affiliate of the Fund would pay a fee to the exchange used for the purpose of incentivizing one or more market makers in the securities of the Fund to enhance the liquidity and quality of the secondary market of securities of the Fund. The fee would then be credited by the exchange to one or more market makers that meet or exceed liquidity and market quality standards with respect to the securities of the Fund. Each market maker incentive program is subject to approval from the SEC. Any such fee payments made to an exchange will be made by an affiliate of the Fund solely for the benefit of the Fund and will not be paid from any Fund assets. Other funds managed by BFA may also participate in such programs.
Determination of Net Asset Value
Valuation of Shares. The NAV for the Fund is generally calculated as of the close of business on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each business day the NYSE is open. Valuation of securities held by the Fund is as follows:
Equity Investments. Equity securities traded on a recognized securities exchange (e.g., NYSE), on separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (each, an “Exchange”) are valued using information obtained via independent pricing services, generally at the closing price on the Exchange on which the security is primarily traded, or if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which the Fund’s assets or liabilities are valued. However, under certain circumstances, other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by the Fund on a day on which the Fund values such security, the prior day’s price will be used, unless, in accordance with valuation procedures approved by the Board (the “Valuation Procedures”), BlackRock determines in good faith that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a Fair Value Asset (as defined below).
Fixed-Income Investments. Fixed-income securities for which market quotations are readily available are generally valued using such securities’ current market value. The Fund values fixed-income portfolio securities using the last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund’s approved independent third-party pricing services, each in accordance with the Valuation Procedures. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction
42

data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BlackRock determines in good faith that such method does not represent fair value. Loan participation notes are generally valued at the mean of the last available bid prices from one or more brokers or dealers as obtained from independent third-party pricing services. Certain fixed-income investments, including asset-backed and mortgage-related securities, may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.
Options, Futures, Swaps and Other Derivatives. Exchange-traded equity options for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on the Exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by the Fund on a day on which the Fund values such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no such bid or ask price is available on a day on which the Fund values such option, the prior day’s price will be used, unless BlackRock determines in good faith that such prior day’s price no longer reflects the fair value of the option, in which case such option will be treated as a Fair Value Asset (as defined below). OTC derivatives are valued using the last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund’s approved independent third-party pricing services, each in accordance with the Valuation Procedures. OTC derivatives may be valued using a mathematical model which may incorporate a number of market data factors. Futures contracts and options thereon, which are traded on exchanges, are valued at their settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the Valuation Procedures.
Underlying Funds. Shares of underlying ETFs will be valued at their most recent closing price on an Exchange. Shares of underlying money market funds will be valued at their NAV.
General Valuation Information. The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investment may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
All cash, receivables and current payables are carried on the Fund’s books at their fair value.
Prices obtained from independent third-party pricing services, broker-dealers or market makers to value the Fund’s securities and other assets and liabilities are based on information available at the time the Fund values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which the Fund valued such security or other asset or liability, the revised pricing service quotation generally will be applied prospectively. Such determination will be made considering pertinent facts and circumstances surrounding the revision.
In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method approved by the Board as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by the Fund (including restricted securities) are valued at fair value as determined in good faith by the Board or by BlackRock (its delegate) pursuant to the Valuation Procedures. Any assets and liabilities that are denominated in a foreign currency are converted into U.S. dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers.
Certain of the securities or other assets acquired by the Fund may be traded on foreign exchanges or OTC markets on days on which the Fund’s NAV is not calculated. In such cases, the NAV of the Fund’s shares may be significantly affected on days when Authorized Participants can neither purchase nor redeem shares of the Fund.
43

Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
Fair Value. When market quotations are not readily available or are believed in good faith by BlackRock to be unreliable, the Fund’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by BlackRock in accordance with the Valuation Procedures. BlackRock may reasonably conclude that a market quotation is not readily available or is unreliable if, among other things, a security or other asset or liability does not have a price source due to its complete lack of trading, if BlackRock believes in good faith that a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), or where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its reasonable business judgment, that an event has occurred after the close of trading for an asset or liability but prior to or at the time of pricing the Fund’s assets or liabilities, and that the event is likely to cause a material change to the closing market price of the assets or liabilities held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in the markets or in related or highly correlated assets (e.g., ADRs, GDRs or ETFs) on a trading day after the close of non-U.S. securities markets may be fair valued. On any day the NYSE is open and a foreign market or the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day’s price, provided that BlackRock is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset.
BlackRock, with input from the BlackRock Investment Strategy Group, will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock’s Valuation Committee. The BlackRock Valuation Committee may accept, modify or reject any recommendations. In addition, the Fund’s accounting agent periodically endeavors to confirm the prices it receives from all third-party pricing services, index providers and broker-dealers, and, with the assistance of BlackRock, to regularly evaluate the values assigned to the securities and other assets and liabilities of the Fund. The pricing of all Fair Value Assets is subsequently reported to and, where appropriate, ratified by the Board.
When determining the price for a Fair Value Asset, the BlackRock Valuation Committee (or BlackRock’s Pricing Group) will seek to determine the price that the Fund might reasonably expect to receive upon the current sale of that asset or liability in an arm’s-length transaction on the date on which the assets or liabilities are being valued, and does not seek to determine the price that the Fund might expect to receive for selling the asset, or the cost of extinguishing a liability, at a later time or if it holds the asset or liability to maturity. Fair value determinations will be based upon all available factors that the BlackRock Valuation Committee (or BlackRock’s Pricing Group) deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third-party valuation models.
Fair value represents a good faith approximation of the value of an asset or liability. When determining the fair value of an asset, one or more of a variety of fair valuation methodologies may be used (depending on certain factors, including the asset type). For example, the asset may be priced on the basis of the original cost of the investment or, alternatively, using proprietary or third-party models (including models that rely upon direct portfolio management pricing inputs and which reflect the significance attributed to the various factors and assumptions being considered). Prices of actual, executed or historical transactions in the relevant asset and/or liability (or related or comparable assets and/or liabilities) or, where appropriate, an appraisal by a third-party experienced in the valuation of similar assets and/or liabilities, may also be used as a basis for establishing the fair value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.
The Fund’s annual audited financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), follow the requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a framework for measuring fair value under US GAAP and expands financial statement disclosure requirements relating to fair value measurements. Generally, ASC 820 and other accounting rules
44

applicable to funds and various assets in which they invest are evolving. Such changes may adversely affect the Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities to the extent such rules become more stringent would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to the Fund’s inability to obtain a third-party determination of fair market value.
Brokerage Transactions
Subject to policies established by the Board, BFA is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. BFA does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While BFA generally seeks reasonable trade execution costs, the Fund does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BFA may select a broker based partly upon brokerage or research services provided to BFA and its clients, including the Fund. In return for such services, BFA may cause the Fund to pay a higher commission than other brokers would charge if BFA determines in good faith that the commission is reasonable in relation to the services provided.
In selecting brokers or dealers to execute portfolio transactions, BFA seeks to obtain the best price and most favorable execution for the Fund and may take into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) BFA’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital; (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) BFA’s knowledge of any actual or apparent operational problems of a broker or dealer. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, thinly traded securities, or other circumstances.
Section 28(e) of the 1934 Act (“Section 28(e)”) permits a U.S. investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in securities that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions in securities under certain conditions.
From time to time, the Fund may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide BFA with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).
OTC issues, including most fixed-income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Fund will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.
Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Fund will not deal with affiliated persons and affiliated persons of such affiliated persons in connection with such transactions. The Fund will not purchase securities during the existence of any
45

underwriting or selling group relating to such securities of which BFA, BRIL or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board in accordance with Rule 10f-3 under the 1940 Act.
Purchases of money market instruments by the Fund are made from dealers, underwriters and issuers. The Fund does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.
BFA may, from time to time, effect trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with BFA, in conformity with Rule 17e-1 under the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions.
Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.
Investment decisions for the Fund and for other investment accounts managed by BFA and the other Affiliates are made independently of each other in light of differing conditions. A variety of factors will be considered in making investment allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings; (ii) tax considerations of an account; (iii) risk or investment concentration parameters for an account; (iv) supply or demand for a security at a given price level; (v) size of available investment; (vi) cash availability and liquidity requirements for accounts; (vii) regulatory restrictions; (viii) minimum investment size of an account; (ix) relative size of account; and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another; (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock; (iii) to develop or enhance a relationship with a client or prospective client; (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock; or (v) to manage or equalize investment performance among different client accounts. BFA and the other Affiliates may deal, trade and invest for their own respective accounts in the types of securities in which the Fund may invest.
Initial public offerings (“IPOs”) of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When BFA is given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BFA’s trading desk their level of interest in a particular offering with respect to eligible clients’ accounts for which that team is responsible. IPOs of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taking place and the investment mandate of the client account. Generally, shares received during the IPO will be allocated among participating client accounts within each investment mandate on a pro rata basis. This pro rata allocation may result in the Fund receiving less of a particular security than if pro-rating had not occurred. All allocations of securities will be subject, where relevant, to share minimums established for accounts and compliance constraints. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by BFA to be fair and equitable to clients may be used as well.
Because different accounts may have differing investment objectives and policies, BFA may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BFA may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of BFA or the other Affiliates during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by BlackRock on behalf of one or more of its clients
46

may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which BFA or another Affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.
In certain instances, BFA may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts and advisory accounts of affiliates. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price (except in the case of certain international markets where average pricing is not permitted). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases it could be beneficial to the Fund. Transactions effected by BFA or the other Affiliates on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker-dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.
The table below sets forth the brokerage commissions paid by the Fund for the fiscal years noted. Any differences in brokerage commissions paid by the Fund from year to year are principally due to increases or decreases in the Fund’s assets over those periods or changes to the allocation of equities and derivatives in the Fund’s portfolio:
Fund Inception Date	Brokerage Commissions Paid During Fiscal Year Ended October 31, 2019	Brokerage Commissions Paid During Fiscal Year Ended October 31, 2018	Brokerage Commissions Paid During Fiscal Year Ended October 31, 2017
06/06/18	$ 1,462	$536	N/A
The Fund did not pay any brokerage commissions to BRIL, an affiliate of BFA, or to any other broker-dealer that is part of the BlackRock group of companies, during the fiscal year ended October 31, 2019.
The Fund's purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BlackRock manages or advises. If purchases or sales of portfolio securities of the Fund and one or more other accounts managed or advised by BlackRock are considered at or about the same time, transactions in such securities are allocated among the Fund and the other accounts in a manner deemed equitable to all by BlackRock. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. BlackRock may deal, trade and invest for its own account in the types of securities in which the Fund may invest. BlackRock may, from time to time, effect trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with BFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Fund will not deal with affiliates in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.
Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses. The table below sets forth the portfolio turnover rates of the Fund for the fiscal years noted:
Fiscal Year ended Oct. 31, 2019	Fiscal Year ended Oct. 31, 2018
47%	13%
47

Additional Information Concerning the Trust
Shares.  The Trust currently consists of 18 separate investment series or portfolios called funds. The Trust issues shares of beneficial interests in the funds with no par value. The Board may designate additional iShares funds.
Each share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.
Each share has one vote with respect to matters upon which the shareholder is entitled to vote. In any matter submitted to shareholders for a vote, each fund shall hold a separate vote, provided that shareholders of all affected funds will vote together when: (i) required by the 1940 Act, or (ii) the Trustees determine that the matter affects the interests of more than one fund.
Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights in the election of members of the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.
Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in such fund’s shares, a holder of shares may be a “control person” of the fund, as defined in Rule 0-1 under the 1940 Act. A fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.
Shareholders may make inquiries by writing to iShares U.S. ETF Trust, c/o BlackRock Investments, LLC, 1 University Square Drive, Princeton, NJ 08540.
Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC or its staff, officers and trustees of a fund and beneficial owners of 10% of the shares of a fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act and existing guidance provided by the SEC staff.
In accordance with the Trust's current Agreement and Declaration of Trust (the “Declaration of Trust”), the Board may, without shareholder approval (unless such shareholder approval is required by the Declaration of Trust or applicable law, including the 1940 Act), authorize certain funds to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions with, to or into another fund.  The Trust or a fund may be terminated by a majority vote of the Board, or the affirmative vote of a majority of the shareholders of the Trust or such fund entitled to vote on termination; however, in certain circumstances described in the Declaration of Trust, only a majority vote of the Board is required. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Declaration of Trust provides that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. Therefore, in the event of a termination of the Trust or a fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust or a fund may make redemptions in-kind, for cash or for a combination of cash or securities. Further, in the event of a termination of the Trust or a fund, the Trust or a fund might elect to pay cash redemptions to all shareholders, with an in-kind election for shareholders owning in excess of a certain stated minimum amount.
DTC as Securities Depository for Shares of the Fund.  Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
DTC was created in 1973 to enable electronic movement of securities between its participants (“DTC Participants”), and NSCC was established in 1976 to provide a single settlement system for securities clearing and to serve as central counterparty for securities trades among DTC Participants. In 1999, DTC and NSCC were consolidated within The Depository Trust & Clearing Corporation (“DTCC”) and became wholly-owned subsidiaries of DTCC. The common stock of DTCC is
48

owned by the DTC Participants, but NYSE and FINRA, through subsidiaries, hold preferred shares in DTCC that provide them with the right to elect one member each to the DTCC board of directors. Access to the DTC system is available to entities, such as banks, brokers, dealers and trust companies, that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares of the Fund.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Distribution of Shares.  In connection with the Fund's launch, the Fund was seeded through the sale of one or more Creation Units by the Fund to one or more initial investors. Initial investors participating in the seeding may be Authorized Participants, a lead market maker or other third party investor or an affiliate of the Fund or the Fund’s adviser. Each such initial investor may sell some or all of the shares underlying the Creation Unit(s) held by them pursuant to the registration statement for the Fund (each, a “Selling Shareholder”), which shares have been registered to permit the resale from time to time after purchase. The Fund will not receive any of the proceeds from the resale by the Selling Shareholders of these shares.
Selling Shareholders may sell shares owned by them directly or through broker-dealers, in accordance with applicable law, on any national securities exchange on which the shares may be listed or quoted at the time of sale, through trading systems, in the OTC market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected through brokerage transactions, privately negotiated trades, block sales, entry into options or other derivatives transactions or through any other means authorized by applicable law. Selling Shareholders may redeem the shares held in Creation Unit size by them through an Authorized Participant.
Any Selling Shareholder and any broker-dealer or agents participating in the distribution of shares may be deemed to be “underwriters” within the meaning of Section 2(a)(11) of the 1933 Act, in connection with such sales.
49

Any Selling Shareholder and any other person participating in such distribution will be subject to applicable provisions of the 1934 Act and the rules and regulations thereunder.
Creation and Redemption of Creation Units
General.  The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor or its agent, without a sales load, at a price based on the Fund's NAV next determined after receipt, on any Business Day (as defined below), of an order received by the Distributor or its agent in proper form. On days when the Listing Exchange closes earlier than normal, the Fund may require orders to be placed earlier in the day. The following table sets forth the number of shares of the Fund that constitute a Creation Unit for the Fund and the approximate value of such Creation Unit as of November 30, 2019:
Shares Per Creation Unit	Approximate Value Per Creation Unit (U.S.$)
50,000	$2,779,500
In its discretion, the Trust reserves the right to increase or decrease the number of the Fund’s shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.
A “Business Day” with respect to the Fund is any day the Fund is open for business, including any day when it satisfies redemption requests as required by Section 22(e) of the 1940 Act. The Fund is open for business any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays, as observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Fund Deposit.  The consideration for purchase of Creation Units of the Fund, generally consists of the in-kind deposit of a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (Deposit Securities) and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which will be applicable (subject to possible amendment or correction) to creation requests received in proper form. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of the Fund until such time as the next-announced Fund Deposit is made available.
The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing the Creation Unit. The Fund generally offers Creation Units partially for cash, but may, in certain circumstances, offer Creation Units solely for cash or solely in-kind.
The identity and number of shares of the Deposit Securities change pursuant to changes in the composition of the Fund's portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the Fund's portfolio.
The Fund Deposit may also be modified to minimize the Cash Component by redistributing the cash to the Deposit Securities portion of the Fund Deposit through “systematic rounding.” The rounding methodology “rounds up” position sizes of securities in the Deposit Securities (which in turn reduces the cash portion). However, the methodology limits the maximum allowed percentage change in weight and share quantity of any given security in the Fund Deposit.
50

Fund Deposits may also be modified to position a fund towards a forward index rebalance to reflect revisions that account for index additions, deletions, and re-weights.
The Trust may, in its sole discretion, substitute a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security in certain circumstances, including: (i) when instruments are not available in sufficient quantity for delivery; (ii) when instruments are not eligible for transfer through DTC or the clearing process (as discussed below); (iii) when instruments that the Authorized Participant (or an investor on whose behalf the Authorized Participant is acting) are not able to be traded due to a trading restriction; (iv) when delivery of the Deposit Security by the Authorized Participant (or by an investor on whose behalf the Authorized Participant is acting) would be restricted under applicable securities or other local laws; (v) in connection with distribution payments to be made by the Fund; or (vi) in certain other situations.
Cash Purchase Method.  Although the Trust does not generally permit partial or full cash purchases of Creation Units of its funds, when partial or full cash purchases of Creation Units are available or specified (e.g., Creation Units of the Fund are generally offered partially for cash), they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a partial or full cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser.
Procedures for Creation of Creation Units.  To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC, or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Authorized Participant Agreement”) (discussed below). A Participating Party or DTC Participant who has executed an Authorized Participant Agreement is referred to as an “Authorized Participant.” All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.
Role of the Authorized Participant.  Creation Units may be purchased only by or through a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units (an “Authorized Participant”). Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor's broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current Authorized Participants may be obtained from the Distributor. The Distributor has adopted guidelines regarding Authorized Participants’ transactions in Creation Units that are made available to all Authorized Participants. These guidelines set forth the processes and standards for Authorized Participants to transact with the Distributor and its agents in connection with creation and redemption transactions. In addition, the Distributor may be appointed as the proxy of the Authorized Participant and may be granted a power of attorney under its Authorized Participant Agreement.
Purchase Orders.   To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order to purchase shares of the Fund, in proper form, generally before 4:00 p.m., Eastern time on any Business Day to receive that day’s NAV. The Distributor or its agent will notify BFA and the custodian of such order. The custodian will then provide such information to any appropriate sub-custodian. Procedures and requirements governing the delivery of the Fund Deposit are set forth in the procedures handbook for Authorized Participants and may change from time to time. Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be
51

made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor or its agent by the Cutoff Time (as defined below) on such Business Day.
The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds estimated by the Fund to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Those placing orders should ascertain the deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Cutoff Time of the Fund. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.
The Authorized Participant is responsible for any and all expenses and costs incurred by the Fund, including any applicable cash amounts, in connection with any purchase order.
Timing of Submission of Purchase Orders.  An Authorized Participant must submit an irrevocable order to purchase shares of the Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. Creation Orders must be transmitted by an Authorized Participant in the form required by the Fund to the Distributor or its agent pursuant to procedures set forth in the Authorized Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or its agent or an Authorized Participant. The Fund's deadline specified above for the submission of purchase orders is referred to as the Fund's “Cutoff Time.” The Distributor or its agent, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the Distributor's or its agent's proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance in accordance with the Fund's Cutoff Times as provided in the Authorized Participant Agreement and disclosed in this SAI.
Acceptance of Orders for Creation Units.   Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) and (ii) arrangements satisfactory to the Fund are in place for payment of the Cash Component and any other cash amounts which may be due, the Fund will accept the order, subject to the Fund's right (and the right of the Distributor and BFA) to reject any order until acceptance, as set forth below.
Once the Fund has accepted an order, upon the next determination of the net asset value of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such net asset value. The Distributor or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.
The Fund reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor or its agent if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of the Trust, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Fund or the Distributor, have an adverse effect on the Fund or the rights of beneficial owners; or (vii) circumstances outside the control of the Fund, the Distributor or its agent and BFA make it impracticable to process purchase orders. The Distributor or its agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Fund, State Street, the sub-custodian and the Distributor or its agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.
Issuance of a Creation Unit.   Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor or its agent and BFA shall be notified of such delivery and the Fund will issue and cause the delivery of the Creation Unit. Creation Units are generally
52

issued on a “T+2 basis” (i.e., two Business Days after trade date). The Fund reserves the right to settle Creation Unit transactions on a basis other than T+2, including a shorter settlement period, if necessary or appropriate under the circumstances and compliant with applicable law.
To the extent contemplated by an Authorized Participant Agreement with the Distributor, the Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral as set forth in the handbook for Authorized Participants. The Trust may use such collateral at any time to buy Deposit Securities for the Fund. Such collateral must be delivered no later than the time specified by the Fund or its custodian on the contractual settlement date. Information concerning the Fund's current procedures for collateralization of missing Deposit Securities is available from the Distributor or its agent. The Authorized Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the collateral including, without limitation, liability for related brokerage, borrowings and other charges.
In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund and the Fund's determination shall be final and binding.
Costs Associated with Creation Transactions.   A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day. If a purchase consists solely or partially of cash, the Authorized Participant may also be required to cover (up to the maximum amount shown below) certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (which may, in certain instances, be based on a good faith estimate of transaction costs). Authorized Participants will also bear the costs of transferring the Deposit Securities to the Fund. Certain fees/costs associated with creation transactions may be waived in certain circumstances. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services.
The following table sets forth the Fund's standard creation transaction fees and maximum additional charge (as described above):
Standard Creation Transaction Fee	Maximum Additional Charge*
$225	7.0%

*	As a percentage of the net asset value per Creation Unit.
Redemption of Creation Units.  Shares of the Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor or its agent and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market.
The Fund generally redeems Creation Units partially for cash. However, the Fund reserves the right to distribute securities and other portfolio instruments in-kind as payment for Creation Units being redeemed. Please see the Cash Redemption Method section below and the following discussion summarizing the in-kind method for further information on redeeming Creation Units of the Fund.
53

The designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities” or “Redemption Basket”), and an amount of cash (the “Cash Amount,” as described below) (each subject to possible amendment or correction) are applicable, in order to effect redemptions of Creation Units of the Fund until such time as the next announced composition of the Fund Securities and Cash Amount is made available. Procedures and requirements governing redemption transactions are set forth in the handbook for Authorized Participants and may change from time to time.
If redemptions are not paid in cash, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).
The Trust may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security in certain circumstances, including: (i) when the delivery of a Fund Security to the Authorized Participant (or to an investor on whose behalf the Authorized Participant is acting) would be restricted under applicable securities or other local laws or due to a trading restriction; (ii) when the delivery of a Fund Security to the Authorized Participant would result in the disposition of the Fund Security by the Authorized Participant due to restrictions under applicable securities or other local laws; (iii) when the delivery of a Fund Security to the Authorized Participant would result in unfavorable tax treatment; (iv) when a Fund Security cannot be settled or otherwise delivered in time to facilitate an in-kind redemption; or (v) in certain other situations. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder. The Fund generally redeems Creation Units partially for cash. The Redemption Basket may also be modified to minimize the Cash Component by redistributing the cash to the Fund Securities portion of the Redemption Basket through systematically rounding. The rounding methodology allows position sizes of securities in the Fund Securities to be “rounded up,” while limiting the maximum allowed percentage change in weight and share quantity of any given security in the Redemption Basket. Redemption Baskets may also be modified to position a fund towards a forward index rebalance to reflect revisions that account for index additions, deletions, and re-weights.
Cash Redemption Method.   Although the Trust does not generally permit full cash redemptions of Creation Units of its funds, when partial or full cash redemptions of Creation Units are available or specified (e.g., Creation Units of the Fund are generally redeemed partially for cash) to the extent that cash redemptions are offered, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities and other instruments it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.
Costs Associated with Redemption Transactions.  A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day. If a redemption consists solely or partially of cash, the Authorized Participant may also be required to cover (up to the maximum amount shown below) certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (which may, in certain instances, be based on a good faith estimate of transaction costs). Authorized Participants will also bear the costs of transferring the Fund Securities from the Fund to their account on their order. Certain fees/costs associated with redemption transactions may be waived in certain circumstances. Investors who use the services of a broker or other financial intermediary to dispose of Fund shares may be charged a fee for such services.
The following table sets forth the Fund's standard redemption transaction fees and maximum additional charge (as described above):
Standard Redemption Transaction Fee	Maximum Additional Charge*
$225	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive of the standard redemption transaction fee.
54

Placement of Redemption Orders.  Redemption requests for Creation Units of the Fund must be submitted to the Distributor or its agent by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of the Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. On days when the Listing Exchange closes earlier than normal, the Fund may require orders to redeem Creation Units to be placed earlier that day. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request.
The Authorized Participant must transmit the request for redemption in the form required by the Fund to the Distributor or its agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time, only a limited number of broker-dealers will have an Authorized Participant Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Fund's transfer agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
A redemption request is considered to be in “proper form” if: (i) an Authorized Participant has transferred or caused to be transferred to the Fund's transfer agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day on which the redemption request is submitted; (ii) a request in form satisfactory to the Fund is received by the Distributor or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above; and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed.
Upon receiving a redemption request, the Distributor or its agent shall notify the Fund and the Fund's transfer agent of such redemption request. The tender of an investor's shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.
A redeeming Authorized Participant, whether on its own account or acting on behalf of a Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.
Deliveries of redemption proceeds by the Fund are generally made within two Business Days (i.e., “T+2”). The Fund reserves the right to settle redemption transactions on a basis other than T+2, including a shorter settlement period, if necessary or appropriate under the circumstances and compliant with applicable law.
To the extent contemplated by an Authorized Participant's agreement with the Distributor or its agent, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund, at or prior to the time specified by the Fund or its custodian on the Business Day after the date of submission of such redemption request, the Distributor or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral as set forth in the handbook for Authorized Participants. Such collateral must be delivered no later than the time specified by the Fund or its custodian on the Business Day after the date of submission of such redemption request and shall be held by State Street and marked-to-market daily. The fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the collateral shall be payable by the Authorized Participant. The Authorized Participant Agreement permits the Fund to acquire shares of the Fund at any time and subjects the Authorized Participant to liability for any shortfall between the aggregate of the cost to the Fund of purchasing such shares, plus the value of the Cash Amount, and the value of the collateral together with liability for related brokerage and other charges.
The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during
55

which trading on the Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund's portfolio securities or determination of its net asset value is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.
Custom Baskets.  Creation and Redemption baskets may differ and the Fund will accept “custom baskets.” A custom basket may include any of the following: (i) a basket that is composed of a non-representative selection of the Fund's portfolio holdings; (ii) a representative basket that is different from the initial basket used in transactions on the same business day; or (iii) a basket that contains bespoke cash substitutions for a single Authorized Participant. The Fund has adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for certain types of custom baskets. Such policies and procedures provide the parameters for the construction and acceptance of custom baskets that are in the best interests of the Fund and its shareholders, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of BFA who are required to review each custom basket for compliance with those parameters. In addition, when constructing custom baskets for redemptions, the tax efficiency of the Fund may be taken into account. The policies and procedures distinguish among different types of custom baskets that may be used and impose different requirements for different types of custom baskets in order to seek to mitigate against potential risks of conflicts and/or overreaching by an Authorized Participant. BlackRock has established a governance process to oversee basket compliance for the Fund, as set forth in the Fund's policies and procedures.
Taxation on Creations and Redemptions of Creation Units.   An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor. However, the IRS may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.
Current U.S. federal income tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.
56

Taxes
The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisors with respect to the specific U.S. federal, state, local and non-U.S. tax consequences of investing in the Fund. The summary is based on the laws and judicial and administrative interpretations thereof in effect on the date of this SAI, all of which are subject to change, possibly with retroactive effect.
Regulated Investment Company Qualifications.  The Fund intends to qualify for treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, the Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive at least 90% of their income from interest, dividends, capital gains and other traditionally permitted RIC income); and (ii) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the market value of the Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets may be invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly-traded partnerships.
The Fund may be able to cure a failure to derive at least 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax and/or by disposing of certain assets. If, in any taxable year, the Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.
Although, in general, the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to interests in qualified publicly-traded partnerships. The Fund's investments in partnerships, including in qualified publicly-traded partnerships, may result in the Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.
Taxation of RICs.  As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. If the Fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends received deduction. Although the Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, the Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. If the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in
57

order to qualify again as a RIC. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.
The Subsidiary will not be subject to U.S. federal income tax. The Subsidiary will, however, be considered a controlled foreign corporation, and the Fund will be required to include as income annually amounts earned by the Subsidiary during that year. The Fund will be subject to the distribution requirements described above on such Subsidiary income, whether or not the Subsidiary makes a distribution to the Fund during the taxable year. Based on final regulations issued by the IRS on which taxpayers may rely for taxable years beginning after September 28, 2016, the Fund expects its income with respect to the Subsidiary to be qualifying income. In the future, if the IRS issues regulations or other guidance, or Congress enacts legislation, limiting the circumstances in which the Fund’s income with respect to the Subsidiary will be considered “qualifying income,” the Fund might be required to make changes to its operations, which could reduce the Fund’s ability to gain investment exposure to commodities. Fund shareholders could also experience adverse tax consequences in such circumstances.
In addition, the Fund’s income from the Subsidiary will be treated as ordinary income. If the Fund were able to invest directly in commodity-linked derivatives, its gains and losses would generally be treated as 60% long-term and 40% short-term gain or loss, to the extent such derivatives are subject to the rules for Section 1256 futures contracts. See “Taxation of Certain Derivatives” below.
Excise Tax.  The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus at least 98.2% of its capital gain net income for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.
Net Capital Loss Carryforwards.  Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, until they have been reduced to zero.
In the event that the Fund were to experience an ownership change as defined under the Internal Revenue Code, the loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.
The Fund did not have tax basis net capital loss carryforwards as of October 31, 2019, the tax year-end for the Fund.
Taxation of U.S. Shareholders.   Dividends and other distributions by the Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.
The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (at a flat rate of 21%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the excess of the amount in clause (a) over
58

the amount in clause (b). Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.
Distributions of net realized long-term capital gains, if any, that the Fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts.
If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period, or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.
Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in shares of the Fund, and as a capital gain thereafter (if the shareholder holds shares of the Fund as capital assets). Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.
A 3.8% U.S. federal Medicare contribution tax is imposed on net investment income, including, but not limited to, interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly) and of estates and trusts.
Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (b) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.
In certain situations, the Fund may, for a taxable year, defer all or a portion of its net capital loss (or if there is no net capital loss, then any net long-term or short-term capital loss) realized after October and its late-year ordinary loss (defined as the sum of (i) the excess of post-October foreign currency and passive foreign investment company (“PFIC”) losses over post-October foreign currency and PFIC gains and (ii) the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.
Sales of Shares.  Upon the sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in shares of the Fund. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends or capital gains distributions, or by an option or contract to acquire substantially identical shares, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares
59

acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. The Medicare contribution tax described above will apply to the sale of Fund shares.
If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then, on or before January 31 of the following calendar year, acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents shareholders from immediately deducting the sales charge by shifting their investments within a family of mutual funds.
Backup Withholding.  In certain cases, the Fund will be required to withhold at a 24% rate and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to backup withholding by the IRS; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.
Sections 351 and 362.  The Trust, on behalf of the Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Sections 351 and 362 of the Internal Revenue Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If the Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to the Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.
Taxation of Certain Derivatives.  The Fund’s transactions in zero coupon securities, non-U.S. currencies, forward contracts, options and futures contracts (including options and futures contracts on non-U.S. currencies), to the extent permitted, will be subject to special provisions of the Internal Revenue Code (including provisions relating to “hedging transactions” and “straddles”) that, among other consequences, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.
The Fund’s investments in so-called “Section 1256 contracts,” such as regulated futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All Section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.
As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing
60

transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.
Qualified Dividend Income.  Distributions by the Fund of investment company taxable income (including any short-term capital gains), whether received in cash or shares, will be taxable either as ordinary income or as qualified dividend income, which is eligible to be taxed at long-term capital gain rates to the extent the Fund receives qualified dividend income on the securities it holds and the Fund reports the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable U.S. corporations (but generally not from a U.S. real estate investment trust (“REIT”)) and certain non-U.S. corporations (e.g., non-U.S. corporations that are not PFICs and which are incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., or the stock of which is readily tradable on an established securities market in the U.S. (where the dividends are paid with respect to such stock)). Substitute payments received by the Fund for securities lent out by the Fund will not be qualified dividend income.
A dividend from the Fund will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex-dividend with respect to such dividend or the Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder (or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend); (ii) the Fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under Section 163(d)(4)(B) of the Internal Revenue Code. Dividends received by the Fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or other RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. However, for tax years beginning after December 31, 2017 and before January 1, 2026, a non-corporate taxpayer who is a direct REIT shareholder may claim a 20% “qualified business income” deduction for ordinary REIT dividends, and proposed regulations issued in January 2019, on which taxpayers may currently rely, permit a RIC to report dividends as eligible for this deduction to the extent the RIC’s income is derived from ordinary REIT dividends (reduced by allocable RIC expenses). A shareholder may treat the dividends as such provided the RIC and the shareholder satisfy applicable holding period requirements. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income.
Corporate Dividends Received Deduction.  Dividends paid by the Fund that are attributable to dividends received by the Fund from U.S. corporations may qualify for the U.S. federal dividends received deduction for corporations. A 46-day minimum holding period during the 90-day period that begins 45 days prior to ex-dividend date (or 91-day minimum holding period during the 180 period beginning 90 days prior to ex-dividend date for certain preference dividends) during which risk of loss may not be diminished is required for the applicable shares, at both the Fund and shareholder level, for a dividend to be eligible for the dividends received deduction. Restrictions may apply if indebtedness, including a short sale, is attributable to the investment.
Excess Inclusion Income.  Under current law, the Fund serves to block unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Internal Revenue Code. Certain types of income received by the Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to report some or all of its distributions as “excess inclusion income.” To Fund shareholders, such excess inclusion income may: (i) constitute taxable income, as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations,” as defined by the Internal Revenue Code, are Fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Internal Revenue Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.
61

The Fund tries to avoid investing in REITs that are expected to generate excess inclusion income, but the Fund may not always be successful in doing so. Because information about a REIT’s investments may be inadequate or inaccurate, or because a REIT may change its investment program, the Fund may not be successful in avoiding the consequences described above. Avoidance of investments in REITs that generate excess inclusion income may require the Fund to forego otherwise attractive investment opportunities.
Reporting.  If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Other Taxes.  Dividends, distributions and redemption proceeds may also be subject to additional state, local and non-U.S. taxes depending on each shareholder’s particular situation.
Taxation of Non-U.S. Shareholders.  Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by the Fund from net tax-exempt income or long-term capital gains are generally not subject to such withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or IRS Form W-8BEN-E certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the U.S. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, IRS Form W-8BEN-E or other applicable form may be subject to backup withholding at the appropriate rate.
Properly-reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder or partner, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
Distributions to certain foreign shareholders by a Fund at least 50% of the assets of which are “U.S. real property interests” (as defined in the Code and Treasury regulations) at any time during the five‐year period ending on the date of the distributions, to the extent the distributions are attributable to gains from sales or exchanges of U.S. real property interests (including shares in certain “U.S. real property holding corporations” such as certain REITs, although exceptions may apply if any class of stock of such a corporation is regularly traded on an established securities market and the Fund has held no more than 5% of such class of stock at any time during the five‐year period ending on the date of the distributions), generally must be treated by such foreign shareholders as income effectively connected to a trade or business within the U.S., which is generally subject to tax at the graduated rates applicable to U.S. shareholders, except for distributions to foreign shareholders that held no more than 5% of any class of stock of the Fund at any time during the previous one‐year period ending on the date of the distributions. Such distributions may be subject to U.S. withholding tax and may require a foreign shareholder to file a U.S. federal income tax return. In addition, sales or redemptions of shares held by certain foreign shareholders in such a Fund generally will be subject to U.S. withholding tax and generally will require the foreign shareholder to file a U.S. federal income tax return, although exceptions may apply if more than 50% of the value of the
62

Fund’s shares are held by U.S. shareholders or the foreign shareholder selling or redeeming the shares has held no more than 5% of any class of stock of the Fund at any time during the five‐year period ending on the date of the sale or redemption.
Provided that more than 50% of the value of a Fund’s stock is held by U.S. shareholders, redemptions and other distributions made in the form of U.S. real property interests (including shares in certain “U.S. real property holding corporations”, although exceptions may apply if any class of stock of such a corporation is regularly traded on an established securities market and the Fund has held no more than 5% of such class of stock at any time during the five-year period ending on the date of the distribution) generally will cause the Fund to recognize a portion of any unrecognized gain in the U.S. real property interests equal to the product of (i) the excess of fair market value of such U.S. real property interests over the Fund’s adjusted bases in such interests and (ii) the greatest foreign ownership percentage of the Fund during the five‐year period ending on the date of distribution.
Shareholders that are nonresident aliens or foreign entities are urged to consult their own tax advisors concerning the particular tax consequences to them of an investment in a Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to: (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders; and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to: (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event an intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership unless certain exceptions apply.
Shares of the Fund held by a non-U.S. shareholder at death will be considered situated within the U.S. and subject to the U.S. estate tax.
The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including consequences under state, local and non-U.S. tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.
Financial Statements
The Fund's audited Financial Statements, including the Financial Highlights, appearing in the Annual Report to Shareholders and the report therein of PricewaterhouseCoopers LLP, an independent registered public accounting firm, are hereby incorporated by reference in this SAI. The Annual Report to Shareholders, which contains the referenced audited financial statements, is available upon request and without charge.
Miscellaneous Information
Counsel.  Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.
Independent Registered Public Accounting Firm.  PricewaterhouseCoopers LLP, located at Two Commerce Square, 2001 Market Street, Philadelphia, PA 19103, serves as the Trust's independent registered public accounting firm, audits the Fund's financial statements, and may perform other services.
63

Shareholder Communications to the Board.  The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to iShares Board of Trustees, c/o BlackRock Fund Advisors, iShares Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns shares; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.
Investors’ Rights.  The Fund relies on the services of BFA and its other service providers, including the Distributor, administrator, custodian and transfer agent. Further information about the duties and roles of these service providers is set out in this SAI. Investors who acquire shares of the Fund are not parties to the relevant agreement with these service providers and do not have express contractual rights against the Fund or its service providers, except certain institutional investors that are Authorized Participants may have certain express contractual rights with respect to the Distributor under the terms of the relevant Authorized Participant Agreement. Investors may have certain legal rights under federal or state law against the Fund or its service providers. In the event that an investor considers that it may have a claim against the Fund, or against any service provider in connection with its investment in the Fund, such investor should consult its own legal advisor.
By contract, Authorized Participants irrevocably submit to the non-exclusive jurisdiction of any New York State or U.S. federal court sitting in New York City over any suit, action or proceeding arising out of or relating to the Authorized Participant Agreement. Jurisdiction over other claims, whether by investors or Authorized Participants, will turn on the facts of the particular case and the law of the jurisdiction in which the proceeding is brought.
64

Appendix A1 - iShares ETFs Proxy Voting Policy
BlackRock U.S. Registered Funds
Open-End Fund Proxy Voting Policy
Procedures Governing Delegation of Proxy Voting to Fund Advisers
April 1, 2020
Open-End Mutual Funds (including money market funds)
iShares and BlackRock ETFs
The Boards of Trustees/Directors (“Directors”) of open-end funds (the “Funds”) advised by BlackRock Fund Advisors or BlackRock Advisors, LLC (“BlackRock”), have the responsibility for the oversight of voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate the responsibility to vote proxies to BlackRock, subject to the principles outlined in this Policy, as part of BlackRock’s authority to manage, acquire and dispose of account assets, all as contemplated by the Funds’ respective investment management agreements.
BlackRock has adopted guidelines and procedures (together and as from time to time amended, the “BlackRock Proxy Voting Guidelines”) governing proxy voting by accounts managed by BlackRock.
BlackRock will cast votes on behalf of each of the Funds on specific proxy issues in respect of securities held by each such Fund (or may refrain from voting) in accordance with the BlackRock Proxy Voting Guidelines.
BlackRock will report on an annual basis to the Directors on (1) a summary of all proxy votes that BlackRock has made on behalf of the Funds in the preceding year together with a representation that all votes were in accordance with the BlackRock Proxy Voting Guidelines, and (2) any changes to the BlackRock Proxy Voting Guidelines that have not previously been reported.
A-1

Appendix A2 – BlackRock Global Proxy Voting Policies
BlackRock Investment Stewardship
Global Corporate Governance & Engagement Principles
January 2020
A-2

A-3

INTRODUCTION TO BLACKROCK
BlackRock’s purpose is to help more and more people experience financial well-being. As a fiduciary to our clients, we provide the investment and technology solutions they need when planning for their most important goals. We manage assets on behalf of institutional and individual clients, across a full spectrum of investment strategies, asset classes and regions. Our client base includes pension plans, endowments, foundations, charities, official institutions, insurers and other financial institutions, as well as individuals around the world.
PHILOSOPHY ON CORPORATE GOVERNANCE
BlackRock Investment Stewardship (“BIS”) activities are focused on maximizing long-term value for our clients. BIS does this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.
We believe that there are certain fundamental rights attached to shareholding. Companies and their boards should be accountable to shareholders and structured with appropriate checks and balances to ensure that they operate in shareholders’ best interests. Effective voting rights are central to the rights of ownership and there should be one vote for one share. Shareholders should have the right to elect, remove and nominate directors, approve the appointment of the auditor and to amend the corporate charter or by-laws. Shareholders should be able to vote on matters that are material to the protection of their investment, including but not limited to, changes to the purpose of the business, dilution levels and pre-emptive rights, and the distribution of income and capital structure. In order to make informed decisions, we believe that shareholders have the right to sufficient and timely information.
Our primary focus is on the performance of the board of directors. As the agent of shareholders, the board should set the company’s strategic aims within a framework of prudent and effective controls, which enables risk to be assessed and managed. The board should provide direction and leadership to management and oversee management’s performance. Our starting position is to be supportive of boards in their oversight efforts on shareholders’ behalf and we would generally expect to support the items of business they put to a vote at shareholder meetings. Votes cast against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the best interests of shareholders or have not responded adequately to shareholder concerns. We assess voting matters on a case-by-case basis and in light of each company’s unique circumstances taking into consideration regional best practices and long-term value creation.
These principles set out our approach to engaging with companies, provide guidance on our position on corporate governance and outline how our views might be reflected in our voting decisions. Corporate governance practices can vary internationally, so our expectations in relation to individual companies are based on the legal and regulatory framework of each local market. However, we believe there are overarching principles of corporate governance that apply globally and provide a framework for more detailed, market-specific assessments.
We believe BlackRock has a responsibility in relation to monitoring and providing feedback to companies, sometimes known as “stewardship.” These ownership responsibilities include engaging with management or board members on corporate governance matters, voting proxies in the best long -term economic interests of our clients, and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long -term shareholder value creation. We also believe in the responsibility to our clients to have appropriate resources and oversight structures. Our approach is set out in the section below titled “BlackRock’s oversight of its investment stewardship activities” and is further detailed in a team profile on our website.
CORPORATE GOVERNANCE, ENGAGEMENT AND VOTING
We recognize that accepted standards of corporate governance differ between markets, but we believe there are sufficient common threads globally to identify an overarching set of principles. The objective of our investment stewardship activities is the protection and enhancement of the value of our clients’ investments in public corporations. Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation. We discuss below the principles under six key themes. In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.
The six key themes are:
A-4

•	Boards and directors
•	Auditors and audit-related issues
•	Capital structure, mergers, asset sales and other special transactions
•	Compensation and benefits
•	Environmental and social issues
•	General corporate governance matters and shareholder protections
At a minimum, we expect companies to observe the accepted corporate governance standards in their domestic market or to explain why doing so is not in the interests of shareholders. Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders, we will engage with the company and/or use our vote to encourage a change in practice. In making voting decisions, we perform independent research and analysis, such as reviewing relevant information published by the company and apply our voting guidelines to achieve the outcome we believe best protects our clients’ long -term economic interests. We also work closely with our active portfolio managers, and may take into account internal and external research.
BlackRock views engagement as an important activity; engagement provides us with the opportunity to improve our understanding of the challenges and opportunities that investee companies are facing and their governance structures. Engagement also allows us to share our philosophy and approach to investment and corporate governance with companies to enhance their understanding of our objectives. Our engagements often focus on providing our feedback on company disclosures, particularly where we believe they could be enhanced. There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.
BlackRock’s engagements emphasize direct dialogue with corporate leadership on the governance issues identified in these principles that have a material impact on financial performance. These engagements enable us to cast informed votes aligned with clients’ long-term economic interests. We generally prefer to engage in the first instance where we have concerns and give management time to address or resolve the issue. As a long-term investor, we are patient and persistent in working with our portfolio companies to have an open dialogue and develop mutual understanding of governance matters, to promote the adoption of best practices and to assess the merits of a company’s approach to its governance. We monitor the companies in which we invest and engage with them constructively and privately where we believe doing so helps protect shareholders’ interests. We do not try to micro-manage companies, or tell management and boards what to do. We present our views as a long-term shareholder and listen to companies’ responses. The materiality and immediacy of a given issue will generally determine the level of our engagement and whom we seek to engage at the company, which could be management representatives or board directors.
Boards and directors
The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests. Board members serve as agents of shareholders in overseeing the strategic direction and operation of the company. For this reason, BlackRock focuses on directors in many of our engagements and sees the election of directors as one of our most important responsibilities in the proxy voting context.
We expect the board of directors to promote and protect shareholder interests by:
•	establishing an appropriate corporate governance structure
•	supporting and overseeing management in setting long -term strategic goals, applicable measures of value-creation and milestones that will demonstrate progress, and steps taken if any obstacles are anticipated or incurred
•	ensuring the integrity of financial statements
•	making independent decisions regarding mergers, acquisitions and disposals
•	establishing appropriate executive compensation structures
•	addressing business issues, including environmental and social issues, when they have the potential to materially impact company reputation and performance
There should be clear definitions of the role of the board, the committees of the board and senior management such that the responsibilities of each are well understood and accepted. Companies should report publicly the approach taken to
A-5

governance (including in relation to board structure) and why this approach is in the best interest of shareholders. We will seek to engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company, or the performance of individual board members. We believe that when a company is not effectively addressing a material issue, its directors should be held accountable.
BlackRock believes that directors should stand for re-election on a regular basis. We assess directors nominated for election or re-election in the context of the composition of the board as a whole. There should be detailed disclosure of the relevant credentials of the individual directors in order for shareholders to assess the caliber of an individual nominee. We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders. Common impediments to independence may include but are not limited to:
•	current or former employment at the company or a subsidiary within the past several years
•	being, or representing, a shareholder with a substantial shareholding in the company
•	interlocking directorships
•	having any other interest, business or other relationship which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company
BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non -executive director to chair it or, where the chairman is also the CEO (or is otherwise not independent), an independent lead director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations. The lead independent board director should be available to shareholders in those situations where a director is best placed to explain and justify a company’s approach.
To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. In identifying potential candidates, boards should take into consideration the multiple dimensions of diversity, including personal factors such as gender, ethnicity, and age; as well as professional characteristics, such as a director’s industry, area of expertise, and geographic location. The board should review these dimensions of the current directors and how they might be augmented by incoming directors. We believe that directors are in the best position to assess the optimal size for the board, but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.
There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that shareholders’ interests are best served when the board forms committees of fully independent directors to deal with such matters. In many markets, these committees of the board specialize in audit, director nominations and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party or to investigate a significant adverse event.
Auditors and audit-related issues
Comprehensive disclosure provides investors with a sense of the company’s long-term operational risk management practices and, more broadly, the quality of the board’s oversight. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.
BlackRock recognizes the critical importance of financial statements, which should provide a true and fair picture of a company’s financial condition. We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function. We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.
The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where the audit firm provides services to the company in addition to the audit, the fees earned should be disclosed and explained. Audit committees should have in place a procedure for assessing annually the independence of the auditor.
A-6

Capital structure, mergers, asset sales and other special transactions
The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emptive rights are a key protection for shareholders against the dilution of their interests.
Effective voting rights are central to the rights of ownership and we believe strongly in one vote for one share as a guiding principle that supports good corporate governance. Shareholders, as the residual claimants, have the strongest interest in protecting company value, and voting power should match economic exposure.
We are concerned that the creation of a dual share class may result in an over-concentration of power in the hands of a few shareholders, thus disenfranchising other shareholders and amplifying the potential conflict of interest, which the one share, one vote principle is designed to mitigate. However, we recognize that in certain circumstances, companies may have a valid argument for dual-class listings, at least for a limited period of time. We believe that such companies should review these dual-class structures on a regular basis or as company circumstances change. Additionally, they should receive shareholder approval of their capital structure on a periodic basis via a management proposal in the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.
In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long -term economic interests of shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it enhances long -term shareholder value. We would prefer that proposed transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executives’ and/or board members’ financial interests in a given transaction have not adversely affected their ability to place shareholders’ interests before their own. Where the transaction involves related parties, we would expect the recommendation to support it to come from the independent directors and it is good practice to be approved by a separate vote of the non-conflicted shareholders.
BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We expect any so-called ‘shareholder rights plans’ proposed by a board to be subject to shareholder approval upon introduction and periodically thereafter for continuation.
Compensation and benefits
BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests, particularly generating sustainable long-term shareholder returns. We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize. We encourage companies to ensure that their compensation plans incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee or equivalent board members accountable for poor compensation practices or structures.
BlackRock believes that there should be a clear link between variable pay and company performance that drives shareholder returns. We are not supportive of one-off or special bonuses unrelated to company or individual performance. We acknowledge that the use of peer group evaluation by compensation committees can help ensure competitive pay; however, we are concerned when increases in total compensation at a company are justified solely on peer benchmarking rather than outperformance. We support incentive plans that foster the sustainable achievement of results relative to competitors. The vesting timeframes associated with incentive plans should facilitate a focus on long -term value creation. We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to forgo rewards when they are not justified by actual performance. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practice.
A-7

Non-executive directors should be compensated in a manner that is commensurate with the time and effort expended in fulfilling their professional responsibilities. Additionally, these compensation arrangements should not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.
Environmental and social issues
Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well -managed companies will deal effectively with the material environmental and social (“E&S”) factors relevant to their businesses.
Robust disclosure is essential for investors to effectively gauge companies’ business practices and planning related to E&S risks and opportunities.
BlackRock expects companies to issue reports aligned with the recommendations of the Task Force on Climate -related Financial Disclosures (TCFD) and the standards put forward by the Sustainability Accounting Standards Board (SASB). We view the SASB and TCFD frameworks as complementary in achieving the goal of disclosing more financially material information, particularly as it relates to industry -specific metrics and target setting. TCFD’s recommendations provide an overarching framework for disclosure on the business implications of climate change, and potentially other E&S factors. We find SASB’s industry-specific guidance (as identified in its materiality map) beneficial in helping companies identify and discuss their governance, risk assessments, and performance against these key performance indicators (KPIs). Any global standards adopted, peer group benchmarking undertaken, and verification processes in place should also be disclosed and discussed in this context.
BlackRock has been engaging with companies for several years on disclosure of material E&S factors. Given the increased understanding of sustainability risks and opportunities, and the need for better information to assess them, we specifically ask companies to:
1)	publish a disclosure in line with industry-specific SASB guidelines by year-end, if they have not already done so, or disclose a similar set of data in a way that is relevant to their particular business; and
2)	disclose climate-related risks in line with the TCFD’s recommendations, if they have not already done so. This should include the company’s plan for operating under a scenario where the Paris Agreement’s goal of limiting global warming to less than two degrees is fully realized, as expressed by the TCFD guidelines.
See our commentary on our approach to engagement on TCFD and SASB aligned reporting for greater detail of our expectations.
We will use these disclosures and our engagements to ascertain whether companies are properly managing and overseeing these risks within their business and adequately planning for the future. In the absence of robust disclosures, investors, including BlackRock, will increasingly conclude that companies are not adequately managing risk.
We believe that when a company is not effectively addressing a material issue, its directors should be held accountable. We will generally engage directly with the board or management of a company when we identify issues. We may vote against the election of directors where we have concerns that a company might not be dealing with E&S factors appropriately.
Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of material E&S factors.
In deciding our course of action, we will assess the company’s disclosures and the nature of our engagement with the company on the issue over time, including whether:
•	The company has already taken sufficient steps to address the concern
•	The company is in the process of actively implementing a response
•	There is a clear and material economic disadvantage to the company in the near-term if the issue is not addressed in the manner requested by the shareholder proposal
We do not see it as our role to make social or political judgments on behalf of clients. Our consideration of these E&S factors is consistent with protecting the long-term economic interest of our clients’ assets. We expect investee companies to comply,
A-8

at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where local laws or regulations that significantly impact the company’s operations are contradictory or ambiguous to global norms.
Climate risk
Within the framework laid out above, as well as our guidance on “How BlackRock Investment Stewardship engages on climate risk,” we believe that climate presents significant investment risks and opportunities that may impact the long - term financial sustainability of companies. We believe that the reporting frameworks developed by TCFD and SASB provide useful guidance to companies on identifying, managing, and reporting on climate -related risks and opportunities.
We expect companies to help their investors understand how the company may be impacted by climate risk, in the context of its ability to realize a long-term strategy and generate value over time. We expect companies to convey their governance around this issue through their corporate disclosures aligned with TCFD and SASB. For companies in sectors that are significantly exposed to climate-related risk, we expect the whole board to have demonstrable fluency in how climate risk affects the business and how management approaches assessing, adapting to, and mitigating that risk.
Where a company receives a shareholder proposal related to climate risk, in addition to the factors laid out above, our assessment will take into account the robustness of the company’s existing disclosures as well as our understanding of its management of the issues as revealed through our engagements with the company and board members over time. In certain instances, we may disagree with the details of a climate-related shareholder proposal but agree that the company in question has not made sufficient progress on climate-related disclosures. In these instances, we may not support the proposal, but may vote against the election of relevant directors.
General corporate governance matters and shareholder protections
BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and viability of the companies in which they invest. In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these. The reporting and disclosure provided by companies help shareholders assess whether their economic interests have been protected and the quality of the board’s oversight of management. We believe shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.
BLACKROCK’S OVERSIGHT OF ITS INVESTMENT STEWARDSHIP ACTIVITIES
Oversight
We hold ourselves to a very high standard in our investment stewardship activities, including proxy voting. This function is executed by a team called BlackRock Investment Stewardship (“BIS”) which is comprised of BlackRock employees who do not have other responsibilities other than their roles in BIS. BIS is considered an investment function. The team does not have sales responsibilities.
BlackRock maintains three regional advisory committees (“Stewardship Advisory Committees”) for (a) the Americas; (b) Europe, the Middle East and Africa (“EMEA”); and (c) Asia-Pacific, generally consisting of senior BlackRock investment professionals and/or senior employees with practical boardroom experience. The regional Stewardship Advisory Committees review and advise on amendments to the proxy voting guidelines covering markets within each respective region (“Guidelines”).
In addition to the regional Stewardship Advisory Committees, the Investment Stewardship Global Oversight Committee (“Global Committee”) is a risk-focused committee, comprised of senior representatives from various BlackRock investment teams, BlackRock’s Deputy General Counsel, the Global Head of Investment Stewardship (“Global Head”), and other senior executives with relevant experience and team oversight.
The Global Head has primary oversight of the activities of BIS, including voting in accordance with the Guidelines, which require the application of professional judgment and consideration of each company’s unique circumstances. The Global Committee reviews and approves amendments to these Global Corporate Governance & Engagement Principles. The Global
A-9

Committee also reviews and approves amendments to the regional Guidelines, as proposed by the regional Stewardship Advisory Committees.
In addition, the Global Committee receives and reviews periodic reports regarding the votes cast by BIS, as well as regular updates on material process issues, procedural changes and other risk oversight considerations. The Global Committee reviews these reports in an oversight capacity as informed by the BIS corporate governance engagement program and Guidelines.
BIS carries out engagement with companies, monitors and executes proxy votes, and conducts vote operations (including maintaining records of votes cast) in a manner consistent with the relevant Guidelines. BIS also conducts research on corporate governance issues and participates in industry discussions to keep abreast of important developments in the corporate governance field. BIS may utilize third parties for certain of the foregoing activities and performs oversight of those third parties. BIS may raise complicated or particularly controversial matters for internal discussion with the relevant investment teams and/or refer such matters to the appropriate regional Stewardship Advisory Committees for review, discussion and guidance prior to making a voting decision.
Vote execution
We carefully consider proxies submitted to funds and other fiduciary account(s) (“Fund” or “Funds”) for which we have voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which we have voting authority based on our evaluation of the best long-term economic interests of shareholders, in the exercise of our independent business judgment, and without regard to the relationship of the issuer of the proxy (or any shareholder proponent or dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, or BlackRock employees (see “Conflicts management policies and procedures”, below).
When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with the Guidelines for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Stewardship Advisory Committees. BIS may, in the exercise of their professional judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is required or that an exception to the Guidelines would be in the best long - term economic interests of BlackRock’s clients.
In the uncommon circumstance of there being a vote with respect to fixed income securities or the securities of privately held issuers, the decision generally will be made by a Fund's portfolio managers and/or BIS based on their assessment of the particular transactions or other matters at issue.
In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “share- blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; (vi) regulatory constraints; and (vii) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as share-blocking or overly burdensome administrative requirements.
As a consequence, BlackRock votes proxies on a “best-efforts” basis. In addition, BIS may determine that it is generally in the best interests of BlackRock’s clients not to vote proxies if the costs (including but not limited to opportunity costs associated with share-blocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the proposal.
Portfolio managers have full discretion to vote the shares in the Funds they manage based on their analysis of the economic impact of a particular ballot item. Portfolio managers may from time to time reach differing views on how best to maximize economic value with respect to a particular investment. Therefore, portfolio managers may, and sometimes do, vote shares in the Funds under their management differently from one another. However, because BlackRock’s clients are mostly long-term investors with long-term economic goals, ballots are frequently cast in a uniform manner.
A-10

Conflicts management policies and procedures
BIS maintains the following policies and procedures that seek to prevent undue influence on BlackRock’s proxy voting activity. Such influence might stem from any relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates, or BlackRock employees. The following are examples of sources of perceived or potential conflicts of interest:
•	BlackRock clients who may be issuers of securities or proponents of shareholder resolutions
•	BlackRock business partners or third parties who may be issuers of securities or proponents of shareholder resolutions
•	BlackRock employees who may sit on the boards of public companies held in Funds managed by BlackRock
•	Significant BlackRock, Inc. investors who may be issuers of securities held in Funds managed by BlackRock
•	Securities of BlackRock, Inc. or BlackRock investment funds held in Funds managed by BlackRock
•	BlackRock, Inc. board members who serve as senior executives of public companies held in Funds managed by BlackRock
BlackRock has taken certain steps to mitigate perceived or potential conflicts including, but not limited to, the following:
•	Adopted the Guidelines which are designed to protect and enhance the economic value of the companies in which BlackRock invests on behalf of clients.
•	Established a reporting structure that separates BIS from employees with sales, vendor management or business partnership roles. In addition, BlackRock seeks to ensure that all engagements with corporate issuers, dissident shareholders or shareholder proponents are managed consistently and without regard to BlackRock’s relationship with such parties. Clients or business partners are not given special treatment or differentiated access to BIS. BIS prioritizes engagements based on factors including but not limited to our need for additional information to make a voting decision or our view on the likelihood that an engagement could lead to positive outcome(s) over time for the economic value of the company. Within the normal course of business, BIS may engage directly with BlackRock clients, business partners and/or third parties, and/or with employees with sales, vendor management or business partnership roles, in discussions regarding our approach to stewardship, general corporate governance matters, client reporting needs, and/or to otherwise ensure that proxy-related client service levels are met.
•	Determined to engage, in certain instances, an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest, to satisfy regulatory compliance requirements, or as may be otherwise required by applicable law. In such circumstances, the independent fiduciary provides BlackRock’s proxy voting agent with instructions, in accordance with the Guidelines, as to how to vote such proxies, and BlackRock’s proxy voting agent votes the proxy in accordance with the independent fiduciary’s determination. BlackRock uses an independent fiduciary to vote proxies of (i) any company that is affiliated with BlackRock, Inc., (ii) any public company that includes BlackRock employees on its board of directors, (iii) The PNC Financial Services Group, Inc., (iv) any public company of which a BlackRock, Inc. board member serves as a senior executive, and (v) companies when legal or regulatory requirements compel BlackRock to use an independent fiduciary. In selecting an independent fiduciary, we assess several characteristics, including but not limited to: independence, an ability to analyze proxy issues and vote in the best economic interest of our clients, reputation for reliability and integrity, and operational capacity to accurately deliver the assigned votes in a timely manner. We may engage more than one independent fiduciary, in part in order to mitigate potential or perceived conflicts of interest at an independent fiduciary. The Global Committee appoints and reviews the performance of the independent fiduciar(ies), generally on an annual basis.
When so authorized, BlackRock acts as a securities lending agent on behalf of Funds. With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests. The decision whether to recall securities on loan to vote is based on a formal analysis of the revenue producing value to clients of loans, against the assessed economic value of casting votes. Generally, we expect that the likely economic value to clients of casting votes would be less than the securities lending income, either because, in our assessment, the resolutions being voted on will not have significant economic consequences or because the outcome would not be affected by BlackRock recalling loaned securities in order to vote. BlackRock also may, in our discretion, determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.
Periodically, BlackRock reviews our process for determining whether to recall securities on loan in order to vote and may modify it as necessary.
A-11

Voting guidelines
The issue-specific Guidelines published for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. These Guidelines are not intended to be exhaustive. BIS applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, these Guidelines do not indicate how BIS will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.
Reporting and vote transparency
We inform clients about our engagement and voting policies and activities through direct communication and through disclosure on our website. Each year we publish an annual report, an annual engagement and voting statistics report, and our full voting record to our website. On a quarterly basis, we publish regional reports which provide an overview of our investment stewardship engagement and voting activities during the quarter, including market developments, speaking engagements, and engagement and voting statistics. Additionally, we make public our market-specific voting guidelines for the benefit of clients and companies with whom we engage.
A-12

Appendix A3 – BlackRock U.S. Proxy Voting Policies
BlackRock Investment Stewardship
Corporate Governance and Proxy Voting Guidelines for U.S. Securities
January 2020
A-13

Contents
Introduction	A-16
Voting guidelines	A-16
Boards and directors	A-16
- Director elections	A-16
- Independence	A-16
- Oversight	A-17
- Responsiveness to shareholders	A-17
- Shareholder rights	A-17
- Board composition and effectiveness	A-18
- Board size	A-19
- CEO and management succession planning	A-19
- Classified board of directors / staggered terms	A-19
- Contested director elections	A-19
- Cumulative voting	A-19
- Director compensation and equity programs	A-19
- Majority vote requirements	A-19
- Risk oversight	A-20
- Separation of chairman and CEO	A-20
Auditors and audit-related issues	A-20
Capital structure proposals	A-21
- Equal voting rights	A-21
- Blank check preferred stock	A-21
- Increase in authorized common shares	A-21
- Increase or issuance of preferred stock	A-21
- Stock splits	A-22
Mergers, asset sales, and other special transactions	A-22
- Poison pill plans	A-22
- Reimbursement of expenses for successful shareholder campaigns	A-22
Executive Compensation	A-22
- Advisory resolutions on executive compensation (“Say on Pay”)	A-23
- Advisory votes on the frequency of Say on Pay resolutions	A-23
- Claw back proposals	A-23
- Employee stock purchase plans	A-23
- Equity compensation plans	A-23
- Golden parachutes	A-23
- Option exchanges	A-24
- Pay-for-Performance plans	A-24
- Supplemental executive retirement plans	A-24
Environmental and social issues	A-24
- Climate risk	A-25
- Corporate political activities	A-26
General corporate governance matters	A-26
- Adjourn meeting to solicit additional votes	A-26
- Bundled proposals	A-26
- Exclusive forum provisions	A-26
- Multi-jurisdictional companies	A-26
- Other business	A-27
- Reincorporation	A-27
- IPO governance	A-27
A-14

Contents
Shareholder Protections	A-27
- Amendment to charter / articles / bylaws	A-27
- Proxy access	A-28
- Right to act by written consent	A-28
- Right to call a special meeting	A-28
- Simple majority voting	A-28
A-15

These guidelines should be read in conjunction with the BlackRock Investment Stewardship Global Corporate Governance Guidelines & Engagement Principles.
INTRODUCTION
BlackRock, Inc. and its subsidiaries (collectively, “BlackRock”) seek to make proxy voting decisions in the manner most likely to protect and enhance the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BlackRock Investment Stewardship’s general philosophy and approach to corporate governance issues that most commonly arise in proxy voting for U.S. securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots , as well as our expectations of boards of directors. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.
VOTING GUIDELINES
These guidelines are divided into eight key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders:
•	Boards and directors
•	Auditors and audit-related issues
•	Capital structure
•	Mergers, asset sales, and other special transactions
•	Executive compensation
•	Environmental and social issues
•	General corporate governance matters
•	Shareholder protections
BOARDS AND DIRECTORS
Director elections
In general, BlackRock supports the election of directors as recommended by the board in uncontested elections. However, we believe that when a company is not effectively addressing a material issue, its directors should be held account able. We may withhold votes from directors or members of particular board committees in certain situations, as indicated below .
Independence
We expect a majority of the directors on the board to be independent. In addition, all members of key committees, including audit, compensation, and nominating / governance committees, should be independent. Our view of independence may vary slightly from listing standards.
In particular, common impediments to independence in the U.S. may include:
•	Employment as a senior executive by the company or a subsidiary within the past five years
•	An equity ownership in the company in excess of 20%
•	Having any other interest, business, or relationship which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company
We may vote against directors serving on key committees that we do not consider to be independent.
When evaluating controlled companies, as defined by the U.S. stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.
A-16

Oversight
We expect the board to exercise appropriate oversight over management and business activities of the company. We will consider voting against committee members and / or individual directors in the following circumstances:
•	Where the board has failed to exercise oversight with regard to accounting practices or audit oversight, we will consider voting against the current audit committee, and any other members of the board who may be responsible. For example, this may apply to members of the audit committee during a period when the board failed to facilitate quality, independent auditing if substantial accounting irregularities suggest insufficient oversight by that committee
•	Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue
•	The chair of the nominating / governance committee, or where no chair exists, the nominating / governance committee member with the longest tenure, where the board is not comprised of a majority of independent directors. However, this would not apply in the case of a controlled company
•	Where it appears the director has acted (at the company or at other companies) in a manner that compromises his / her reliability to represent the best long-term economic interests of shareholders
•	Where a director has a pattern of poor attendance at combined board and applicable key committee meetings. Excluding exigent circumstances, BlackRock generally considers attendance at less than 75% of the combined board and applicable key committee meetings by a board member to be poor attendance
•	Where a director serves on an excess number of boards, which may limit his / her capacity to focus on each board’s requirements. The following illustrates the maximum number of boards on which a director may serve, before he / she is considered to be over-committed:

	Public Company CEO	# Outside Public Boards*	Total # of Public Boards
Director A	x	1	2
Director B		3	4

*	In addition to the company under review
Responsiveness to shareholders
We expect a board to be engaged and responsive to its shareholders. Where we believe a board has not substantially addressed shareholder concerns, we may vote against the appropriate committees and / or individual directors. The following illustrates common circumstances:
•	The independent chair or lead independent director, members of the nominating / governance committee, and / or the longest tenured director(s), where we observe a lack of board responsiveness to shareholders, evidence of board entrenchment, and / or failure to promote adequate board succession planning
•	The chair of the nominating / governance committee, or where no chair exists, the nominating / governance committee member with the longest tenure, where board member(s) at the most recent election of directors have received withhold votes from more than 30% of shares voted and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial withhold vote
•	The independent chair or lead independent director and / or members of the nominating / governance committee, where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders’ fundamental rights or long-term economic interests
Shareholder rights
We expect a board to act with integrity and to uphold governance best practices. Where we believe a board has not acted in the best interests of its shareholders, we may vote against the appropriate committees and / or individual directors. The following illustrates common circumstances:
A-17

•	The independent chair or lead independent director and members of the governance committee, where a board implements or renews a poison pill without shareholder approval
•	The independent chair or lead independent director and members of the governance committee, where a board amends the charter / articles / bylaws such that the effect may be to entrench directors or to significantly reduce shareholder rights
•	Members of the compensation committee where the company has repriced options without shareholder approval
•	If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, if we have a concern regarding a committee or committee chair that is not up for re-election, we will generally register our concern by withholding votes from all available members of the relevant committee
Board composition and effectiveness
We encourage boards to periodically renew their membership to ensure relevant skills and experience within the boardroom. To this end, regular performance reviews and skills assessments should be conducted by the nominating / governance committee.
Furthermore, we expect boards to be comprised of a diverse selection of individuals who bring their personal and professional experiences to bear in order to create a constructive debate of competing views and opinions in the boardroom. We recognize that diversity has multiple dimensions. In identifying potential candidates, boards should take into consideration the full breadth of diversity including personal factors, such as gender, ethnicity, and age; as well as professional characteristics, such as a director’s industry, area of expertise, and geographic location. In addition to other elements of diversity, we encourage companies to have at least two women directors on their board. Our publicly available commentary explains our approach to engaging on board diversity.
We encourage boards to disclose their views on:
•	The mix of competencies, experience, and other qualities required to effectively oversee and guide management in light of the stated long-term strategy of the company
•	The process by which candidates are identified and selected, including whether professional firms or other sources outside of incumbent directors’ networks have been engaged to identify and / or assess candidates
•	The process by which boards evaluate themselves and any significant outcomes of the evaluation process, without divulging inappropriate and / or sensitive details
•	The consideration given to board diversity, including, but not limited to, gender, ethnicity, race, age, experience, geographic location, skills, and perspective in the nomination process
While we support regular board refreshment, we are not opposed in principle to long-tenured directors, nor do we believe that long board tenure is necessarily an impediment to director independence. A variety of director tenures within the boardroom can be beneficial to ensure board quality and continuity of experience.
Our primary concern is that board members are able to contribute effectively as corporate strategy evolves and business conditions change, and that all directors, regardless of tenure, demonstrate appropriate responsiveness to shareholders. We acknowledge that no single person can be expected to bring all relevant skill sets to a board; at the same time, we generally do not believe it is necessary or appropriate to have any particular director on the board solely by virtue of a singular background or specific area of expertise.
Where boards find that age limits or term limits are the most efficient and objective mechanism for ensuring periodic board refreshment, we generally defer to the board’s determination in setting such limits.
To the extent that we believe that a company has not adequately accounted for diversity in its board composition within a reasonable timeframe, we may vote against the nominating / governance committee for an apparent lack of commitment to board effectiveness.
A-18

Board size
We typically defer to the board in setting the appropriate size and believe directors are generally in the best position to assess the optimal board size to ensure effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.
CEO and management succession planning
There should be a robust CEO and senior management succession plan in place at the board level that is reviewed and updated on a regular basis. We expect succession planning to cover both long-term planning consistent with the strategic direction of the company and identified leadership needs over time, as well as short-term planning in the event of an unanticipated executive departure. We encourage the company to explain its executive succession planning process, including where accountability lies within the boardroom for this task, without prematurely divulging sensitive information commonly associated with this exercise.
Classified board of directors / staggered terms
We believe that directors should be re-elected annually and that classification of the board generally limits shareholders’ rights to regularly evaluate a board’s performance and select directors. While we will typically support proposals requesting board de-classification, we may make exceptions, should the board articulate an appropriate strategic rationale for a classified board structure, such as when a company needs consistency and stability during a time of transition, e.g. newly public companies or companies undergoing a strategic restructuring. A classified board structure may also be justified at non-operating companies in certain circumstances. We would, however, expect boards with a classified structure to periodically review the rationale for such structure and consider when annual elections might be appropriate.
Without a voting mechanism to immediately address concerns of a specific director, we may choose to vote against or withhold votes from the available slate of directors by default (see “Shareholder rights” for additional detail).
Contested director elections
The details of contested elections, or proxy contests, are assessed on a case-by-case basis. We evaluate a number of factors, which may include: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissident represents the best option for enhancing long -term shareholder value.
Cumulative voting
We believe that a majority vote standard is in the best long -term interest of shareholders. It ensures director accountability via the requirement to be elected by more than half of the votes cast. As such, we will generally oppose proposals requesting the adoption of cumulative voting, which may disproportionately aggregate votes on certain issues or director candidates.
Director compensation and equity programs
We believe that compensation for directors should be structured to attract and retain the best possible directors, while also aligning their interests with those of shareholders. We believe director compensation packages that are based on the company’s long-term value creation and include some form of long-term equity compensation are more likely to meet this goal. In addition, we expect directors to build meaningful share ownership over time.
Majority vote requirements
BlackRock believes that directors should generally be elected by a majority of the shares voted and will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. Some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.
A-19

Risk oversight
Companies should have an established process for identifying, monitoring, and managing key risks. Independent directors should have ready access to relevant management information and outside advice, as appropriate, to ensure they can properly oversee risk management. We encourage companies to provide transparency around risk measurement, mitigation, and reporting to the board. We are particularly interested in understanding how risk oversight processes evolve in response to changes in corporate strategy and / or shifts in the business and related risk environment. Comprehensive disclosure provides investors with a sense of the company’s long -term operational risk management practices and, more broadly, the quality of the board’s oversight. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.
Separation of chairman and CEO
We believe that independent leadership is important in the boardroom. In the U.S. there are two commonly accepted structures for independent board leadership: 1) an independent chairman; or 2) a lead independent director when the roles of chairman and CEO are combined.
In the absence of a significant governance concern, we defer to boards to designate the most appropriate leadership structure to ensure adequate balance and independence.
In the event that the board chooses a combined chair / CEO model, we generally support the designation of a lead independent director if they have the power to: 1) provide formal input into board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. Furthermore, while we anticipate that most directors will be elected annually, we believe an element of continuity is important for this role for an extended period of time to provide appropriate leadership balance to the chair / CEO.
The following table illustrates examples of responsibilities under each board leadership model:
	Combined Chair / CEO Model		Separate Chair Model
	Chair / CEO	Lead Director	Chair
Board Meetings	Authority to call full meetings of the board of directors	Attends full meetings of the board of directors Authority to call meetings of independent directors Briefs CEO on issues arising from executive sessions	Authority to call full meetings of the board of directors
Agenda	Primary responsibility for shaping board agendas, consulting with the lead director	Collaborates with chair / CEO to set board agenda and board information	Primary responsibility for shaping board agendas, in conjunction with CEO
Board Communications	Communicates with all directors on key issues and concerns outside of full board meetings	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning
AUDITORS AND AUDIT-RELATED ISSUES
BlackRock recognizes the critical importance of financial statements to provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee members where the board has failed to facilitate quality, independent auditing. We look to
A-20

the audit committee report for insight into the scope of the audit committee responsibilities, including an overview of audit committee processes, issues on the audit committee agenda, and key decisions taken by the audit committee. We take particular note of cases involving significant financial restatements or material weakness disclosures, and we expect timely disclosure and remediation of accounting irregularities.
The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.
From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.
CAPITAL STRUCTURE PROPOSALS
Equal voting rights
BlackRock believes that shareholders should be entitled to voting rights in proportion to their economic interests. We believe that companies that look to add or already have dual or multiple class share structures should review these structures on a regular basis or as company circumstances change. Companies should receive shareholder approval of their capital structure on a periodic basis via a management proposal on the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders. Equal voting rights
BlackRock believes that shareholders should be entitled to voting rights in proportion to their economic interests. We believe that companies that look to add or already have dual or multiple class share structures should review these structures on a regular basis or as company circumstances change. Companies should receive shareholder approval of their capital structure on a periodic basis via a management proposal on the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.
Blank check preferred stock
We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and as a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote.
Nonetheless, we may support the proposal where the company:
•	Appears to have a legitimate financing motive for requesting blank check authority
•	Has committed publicly that blank check preferred shares will not be used for anti-takeover purposes
•	Has a history of using blank check preferred stock for financings
•	Has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility
Increase in authorized common shares
BlackRock considers industry-specific norms in our analysis of these proposals, as well as a company’s history with respect to the use of its common shares. Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm’s business. The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders.
Increase or issuance of preferred stock
We generally support proposals to increase or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock where the terms of the preferred stock appear reasonable.
A-21

Stock splits
We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse stock splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre- split levels). In the event of a proposal for a reverse split that would not also proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.
MERGERS, ASSET SALES, AND OTHER SPECIAL TRANSACTIONS
BlackRock’s primary concern is the best long-term economic interests of shareholders. While merger, asset sales, and other special transaction proposals vary widely in scope and substance, we closely examine certain salient features in our analyses, such as:
•	The degree to which the proposed transaction represents a premium to the company’s trading price. We consider the share price over multiple time periods prior to the date of the merger announcement. In most cases, business combinations should provide a premium. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply
•	There should be clear strategic, operational, and / or financial rationale for the combination
•	Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and / or board members’ financial interests in a given transaction appear likely to affect their ability to place shareholders’ interests before their own
•	We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions
Poison pill plans
Where a poison pill is put to a shareholder vote by management, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable “qualifying offer clause.” Such clauses typically require shareholder ratification of the pill and stipulate a sunset provision whereby the pill expires unless it is renewed.
These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill at their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.
We generally vote in favor of shareholder proposals to rescind poison pills.
Reimbursement of expenses for successful shareholder campaigns
We generally do not support shareholder proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign. We believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.
EXECUTIVE COMPENSATION
We note that there are both management and shareholder proposals related to executive compensation. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.
A-22

Advisory resolutions on executive compensation (“Say on Pay”)
In cases where there is a Say on Pay vote, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company and in a manner that appropriately addresses the specific question posed to shareholders. In a commentary on our website, entitled “BlackRock Investment Stewardship’s approach to executive compensation,” we explain our beliefs and expectations related to executive compensation practices, our Say on Pay analysis framework, and our typical approach to engagement and voting on Say on Pay.
Advisory votes on the frequency of Say on Pay resolutions
BlackRock will generally support triennial pay frequency votes, but we defer to the board to determine the appropriate timeframe upon which pay should be reviewed. In evaluating pay, we believe that the compensation committee is responsible for constructing a plan that appropriately incentivizes executives for long-term value creation, utilizing relevant metrics and structure to ensure overall pay and performance alignment. In a similar vein, we defer to the board to establish the most appropriate timeframe for review of pay structure, absent a change in strategy that would suggest otherwise.
However, we may support an annual pay frequency vote in some situations, for example, where we conclude that a company has failed to align pay with performance. In these circumstances, we will also consider voting against the compensation committee members.
Claw back proposals
We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices. In addition to fraudulent acts, we also favor recoupment from any senior executive whose behavior caused direct financial harm to shareholders, reputational risk to the company , or resulted in a criminal investigation, even if such actions did not ultimately result in a material restatement of past results. This includes, but is not limited to, settlement agreements arising from such behavior and paid for directly by the company. We typically support shareholder proposals on these matters unless the company already has a robust claw back policy that sufficiently addresses our concerns.
Employee stock purchase plans
We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders. The most common form of employee stock purchase plan (“ESPP”) qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. We will typically support qualified ESPP proposals.
Equity compensation plans
BlackRock supports equity plans that align the economic interests of directors, managers, and other employees with those of shareholders. We believe that boards should establish policies prohibiting the use of equity awards in a manner that could disrupt the intended alignment with shareholder interests (e.g. the use of stock as collateral for a loan; the use of stock in a margin account; the use of stock or an unvested award in hedging or derivative transactions). We may support shareholder proposals requesting the establishment of such policies.
Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions, which allow for the unlimited increase of shares reserved without requiring further shareholder approval after a reasonable time period. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered.
Golden parachutes
We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential pay-out under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company. When determining whether to support or oppose an
A-23

advisory vote on a golden parachute plan, we normally support the plan unless it appears to result in payments that are excessive or detrimental to shareholders. In evaluating golden parachute plans, BlackRock may consider several factors, including:
•	Whether we believe that the triggering event is in the best interest of shareholders
•	Whether management attempted to maximize shareholder value in the triggering event
•	The percentage of total premium or transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment
•	Whether excessively large excise tax gross-up payments are part of the pay-out
•	Whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers
•	Whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company
It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BlackRock may vote against a golden parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.
We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval. We generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current salary and bonus, including equity compensation.
Option exchanges
We believe that there may be legitimate instances where underwater options create an overhang on a company’s capital structure and a repricing or option exchange may be warranted. We will evaluate these instances on a case -by-case basis. BlackRock may support a request to reprice or exchange underwater options under the following circumstances:
•	The company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance
•	Directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; tax, accounting, and other technical considerations have been fully contemplated
•	There is clear evidence that absent repricing, the company will suffer serious employee incentive or retention and recruiting problems
BlackRock may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interest of shareholders.
Pay-for-Performance plans
In order for executive compensation exceeding $1 million USD to qualify for federal tax deductions, related to Section 162(m) of the Internal Revenue Code of 1986, the Omnibus Budget Reconciliation Act (“OBRA”) requires companies to link compensation for the company’s top five executives to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.
Supplemental executive retirement plans
BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
ENVIRONMENTAL AND SOCIAL ISSUES
Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well -managed
A-24

companies will deal effectively with the material environmental and social (“E&S”) factors relevant to their businesses. Robust disclosure is essential for investors to effectively gauge companies’ business practices and planning related to E& S risks and opportunities.
BlackRock expects companies to issue reports aligned with the recommendations of the Task Force on Climate -related Financial Disclosures (TCFD) and the standards put forward by the Sustainability Accounting Standards Board (SASB). We view the SASB and TCFD frameworks as complementary in achieving the goal of disclosing more financially material information, particularly as it relates to industry -specific metrics and target setting. TCFD’s recommendations provide an overarching framework for disclosure on the business implications of climate change, and potentially other E&S factors. We find SASB’s industry-specific guidance (as identified in its materiality map) beneficial in helping companies identify and discuss their governance, risk assessments, and performance against these key performance indicators (KPIs). Any global standards adopted, peer group benchmarking undertaken, and verification process in place should also be disclosed and discussed in this context.
BlackRock has been engaging with companies for several years on disclosure of material E&S factors. Given the increased understanding of sustainability risks and opportunities, and the need for better information to assess them, we specifically ask companies to:
•	Publish disclosures in line with industry specific SASB guidelines by year-end, if they have not already done so, or disclose a similar set of data in a way that is relevant to their particular business; and
•	Disclose climate-related risks in line with the TCFD’s recommendations, if they have not already done so. This should include the company’s plan for operating under a scenario where the Paris Agreement’s goal of limiting global warming to less than two degrees is fully realized, as expressed by the TCFD guidelines.
•	See our commentary on our approach to engagement on TCFD and SASB aligned reporting for greater detail of our expectations.
We will use these disclosures and our engagements to ascertain whether companies are properly managing and overseeing these risks within their business and adequately planning for the future. In the absence of robust disclosures, investors, including BlackRock, will increasingly conclude that companies are not adequately managing risk.
We believe that when a company is not effectively addressing a material issue, its directors should be held accountable. We will generally engage directly with the board or management of a company when we identify issues. We may vote against the election of directors where we have concerns that a company might not be dealing with E&S factors appropriately.
Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of material E&S factors. In deciding our course of action, we will assess the nature of our engagement with the company on the issue over time, including whether:
•	The company has already taken sufficient steps to address the concern
•	The company is in the process of actively implementing a response
•	There is a clear and material economic disadvantage to the company in the near-term if the issue is not addressed in the manner requested by the shareholder proposal
We do not see it as our role to make social, ethical, or political judgments on behalf of clients, but rather, to protect the ir long-term economic interests as shareholders. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.
Climate risk
Within the framework laid out above, as well as our guidance on “How BlackRock Investment Stewardship engages on climate risk,” we believe that climate presents significant investment risks and opportunities that may impact the long- term financial sustainability of companies. We believe that the reporting frameworks developed by TCFD and SASB provide useful guidance to companies on identifying, managing, and reporting on climate-related risks and opportunities.
A-25

We expect companies to help their investors understand how the company may be impacted by climate risk, in the context of its ability to realize a long-term strategy and generate value over time. We expect companies to convey their governance around this issue through their corporate disclosures aligned with TCFD and SASB. For companies in sectors that are significantly exposed to climate-related risk, we expect the whole board to have demonstrable fluency in how climate risk affects the business and how management approaches assessing, adapting to, and mitigating that risk.
Where a company receives a shareholder proposal related to climate risk, in addition to the factors laid out above, our assessment will take into account the robustness of the company’s existing disclosures as well as our understanding of its management of the issues as revealed through our engagements with the company and board members over time. In certain instances, we may disagree with the details of a climate-related shareholder proposal but agree that the company in question has not made sufficient progress on climate-related disclosures. In these instances, we may not support the proposal, but may vote against the election of relevant directors.
Corporate political activities
Companies may engage in certain political activities, within legal and regulatory limits, in order to influence public policy consistent with the companies’ values and strategies, and thus serve shareholders’ best long-term economic interests. These activities can create risks, including: the potential for allegations of corruption; the potential for reputational issues associated with a candidate, party, or issue; and risks that arise from the complex legal, regulatory , and compliance considerations associated with corporate political activity. We believe that companies which choose to engage in political activities should develop and maintain robust processes to guide these activities and to mitigate risks, including a level of board oversight.
When presented with shareholder proposals requesting increased disclosure on corporate political activities, we may consider the political activities of that company and its peers, the existing level of disclosure, and our view regarding the associated risks. We generally believe that it is the duty of boards and management to determine the appropriate level of disclosure of all types of corporate activity, and we are generally not supportive of proposals that are overly prescriptive in nature. We may decide to support a shareholder proposal requesting additional reporting of corporate political activities where there seems to be either a significant potential threat or actual harm to shareholders’ interests, and where we believe the company has not already provided shareholders with sufficient information to assess the company’s management of the risk.
Finally, we believe that it is not the role of shareholders to suggest or approve corporate political activities; therefore we generally do not support proposals requesting a shareholder vote on political activities or expenditures.
GENERAL CORPORATE GOVERNANCE MATTERS
Adjourn meeting to solicit additional votes
We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.
Bundled proposals
We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.
Exclusive forum provisions
BlackRock generally supports proposals to seek exclusive forum for certain shareholder litigation. In cases where a board unilaterally adopts exclusive forum provisions that we consider unfavorable to the interests of shareholders, we will vote against the independent chair or lead independent director and members of the governance committee.
Multi-jurisdictional companies
Where a company is listed on multiple exchanges or incorporated in a country different from its primary listing, we will seek to apply the most relevant market guideline(s) to our analysis of the company’s governance structure and specific proposals
A-26

on the shareholder meeting agenda. In doing so, we typically consider the governance standards of the company’s primary listing, the market standards by which the company governs itself, and the market context of each specific proposal on the agenda. If the relevant standards are silent on the issue under consideration, we will use our professional judgment as to what voting outcome would best protect the long-term economic interests of investors. We expect that companies will disclose the rationale for their selection of primary listing, country of incorporation, and choice of governance structures, in particular where there is conflict between relevant market governance practices.
Other business
We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.
Reincorporation
Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti - takeover protections, legal advantages, and / or cost savings. We will evaluate, on a case-by-case basis, the economic and strategic rationale behind the company’s proposal to reincorporate. In all instances, we will evaluate the changes to shareholder protection under the new charter / articles / bylaws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we may support reincorporation if we determine that the overall benefits outweigh the diminished rights.
IPO governance
We expect boards to consider and disclose how the corporate governance structures adopted upon initial public offering (“IPO”) are in shareholders’ best long-term interests. We also expect boards to conduct a regular review of corporate governance and control structures, such that boards might evolve foundational corporate governance structures as company circumstances change, without undue costs and disruption to shareholders. In our letter on unequal voting structures, we articulate our view that “one vote for one share” is the preferred structure for publicly -traded companies. We also recognize the potential benefits of dual class shares to newly public companies as they establish themselves; however, we believe that these structures should have a specific and limited duration. We will generally engage new companies on topics such as classified boards and supermajority vote provisions to amend bylaws, as we believe that such arrangements may not be in the best interest of shareholders in the long-term.
We will typically apply a one-year grace period for the application of certain director-related guidelines (including, but not limited to, director independence and over-boarding considerations), during which we expect boards to take steps to bring corporate governance standards in line with our expectations.
Further, if a company qualifies as an emerging growth company (an “EGC”) under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we will give consideration to the NYSE and NASDAQ governance exemptions granted under the JOBS Act for the duration such a company is categorized as an EGC. We expect an EGC to have a totally independent audit committee by the first anniversary of its IPO, with our standard approach to voting on auditors and audit -related issues applicable in full for an EGC on the first anniversary of its IPO.
SHAREHOLDER PROTECTIONS
Amendment to charter / articles / bylaws
We believe that shareholders should have the right to vote on key corporate governance matters, including on changes to governance mechanisms and amendments to the charter / articles / bylaws. We may vote against certain directors where changes to governing documents are not put to a shareholder vote within a reasonable period of time, in particular if those changes have the potential to impact shareholder rights ( see “Director elections” herein). In cases where a board’s unilateral adoption of changes to the charter / articles / bylaws promotes cost and operational efficiency benefits for the company and its shareholders, we may support such action if it does not have a negative effect on shareholder rights or the company’s corporate governance structure.
When voting on a management or shareholder proposal to make changes to the charter / articles / bylaws, we will consider in part the company’s and / or proponent’s publicly stated rationale for the changes, the company’s governance profile and history, relevant jurisdictional laws, and situational or contextual circumstances which may have motivated the proposed
A-27

changes, among other factors. We will typically support changes to the charter / articles / bylaws where the benefits to shareholders, including the costs of failing to make those changes, demonstrably outweigh the costs or risks of making such changes.
Proxy access
We believe that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate directors on the company’s proxy card.
In our view, securing the right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to meaningfully participate in the director election process, stimulate board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Proxy access mechanisms should provide shareholders with a reasonable opportunity to use this right without stipulating overly restrictive or onerous parameters for use, and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company, or investors seeking to take control of the board.
In general, we support market-standardized proxy access proposals, which allow a shareholder (or group of up to 20 shareholders) holding three percent of a company’s outstanding shares for at least three years the right to nominate the greater of up to two directors or 20% of the board. Where a standardized proxy access provision exists, we will generally oppose shareholder proposals requesting outlier thresholds.
Right to act by written consent
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process (in order to avoid the waste of corporate resources in addressing narrowly supported interests); and 2) shareholders receive a minimum of 50% of outstanding shares to effectuate the action by written consent. We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that we believe offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.
Right to call a special meeting
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called, in order to avoid the waste of corporate resources in addressing narrowly supported interests. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others. We generally believe that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.
Simple majority voting
We generally favor a simple majority voting requirement to pass proposals. Therefore, we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may support supermajority requirements in those situations.
A-28

IS-SAI-IAUF-0820

iShares® U.S. ETF Trust
Statement of Additional Information
Dated February 28, 2020
(as revised August 17, 2020)
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectus (the “Prospectus”) for the following series of iShares U.S. ETF Trust (the “Trust”):
Fund	Ticker	Listing Exchange
iShares Inflation Hedged Corporate Bond ETF (the “Fund”)	LQDI	Cboe BZX
The Fund invests its assets in individual securities, including shares of another iShares fund, the iShares iBoxx $ Investment Grade Corporate Bond ETF (the “Underlying Fund”), that, in turn, invests in bonds and/or short-term instruments based on an index. The Fund is actively managed to hedge inflation risk by investing primarily in inflation swaps. BlackRock Fund Advisors (“BFA” or the “Investment Adviser”), an indirect wholly-owned subsidiary of BlackRock, Inc., serves as investment adviser to the Fund and also serves as investment adviser to the Underlying Fund.
The Prospectus for the Fund is dated February 28, 2020, as amended and supplemented from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. The Financial Statements and Notes contained in the Annual Report and Semi-Annual Report of the Trust for the Fund are incorporated by reference into and are deemed to be part of this SAI. A copy of the Prospectus, Annual Report and Semi-Annual Report may be obtained without charge by writing to the Trust’s distributor, BlackRock Investments, LLC (the “Distributor” or “BRIL”), 1 University Square Drive, Princeton, NJ 08540, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com. The Fund's Prospectus is incorporated by reference into this SAI.
References to the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Securities and Exchange Commission (the “SEC”), SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no action or other relief or permission from the SEC, SEC staff or other authority.
iShares® and BlackRock® are registered trademarks of BFA and its affiliates.

i

ii

iii

iv

General Description of the Trust and the Fund
The Trust currently consists of 18 investment series or portfolios. The Trust was organized as a Delaware statutory trust on June 21, 2011 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the SEC under the 1940 Act. The offering of the Trust's shares is registered under the Securities Act of 1933, as amended (the “1933 Act”). This SAI relates solely to the Fund.
The iShares Inflation Hedged Corporate Bond ETF seeks to mitigate the inflation risk of a portfolio composed of U.S. dollar-denominated, investment-grade corporate bonds. Although the Fund is actively managed to provide flexibility to BFA in managing inflation-based hedges, the Fund uses the Markit iBoxx® USD Liquid Investment Grade Inflation Hedged (Swaps) Index as a benchmark index (the “Benchmark Index”) to measure its investment returns. The Fund is not an index fund and does not seek to track the performance of the Benchmark Index. The Fund invests in a combination of individual securities, the Underlying Fund, inflation swaps, other exchange-traded funds (“ETFs”), U.S. government securities, cash and cash equivalents, including shares of money market funds advised by BFA, an indirect wholly-owned subsidiary of BlackRock, Inc., or its affiliates, and other instruments designed to transfer inflation risk from one party to another, including Treasury Inflation-Protected Securities (“TIPS”), total return swaps, credit default swaps, interest rate swaps and U.S. Treasury futures (collectively with inflation swaps, “inflation hedging instruments”). The Fund and the Underlying Fund are managed by BFA.
The Fund offers and issues shares at the net asset value per share (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit”), generally in exchange for a designated portfolio of securities, assets or other positions (including any portion of such securities for which cash may be substituted) (the “Deposit Securities” or “Creation Basket”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of the Fund are listed for trading on Cboe BZX Exchange, Inc. (the “Listing Exchange” or “Cboe BZX”), a national securities exchange. Shares of the Fund are traded in the secondary market and elsewhere at market prices that may be at, above or below the Fund's NAV. Shares are redeemable only in Creation Units by Authorized Participants (as defined in the Portfolio Holdings Information section of this SAI), and, generally, in exchange for portfolio securities and other portfolio assets and a Cash Amount (as defined in the Redemption of Creation Units section of this SAI). Creation Units typically are a specified number of shares, generally 50,000 or multiples thereof.
The Trust reserves the right to permit or require that creations and redemptions of shares are effected fully or partially in cash. Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement that the Authorized Participant maintain with the Trust collateral as set forth in the handbook for Authorized Participants. The Trust may use such collateral at any time to purchase Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees and other costs associated with creations or redemptions that include a cash portion may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of shares and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.
Exchange Listing and Trading
A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Shareholder Information section of the Fund's Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.
Shares of the Fund are listed for trading, and trade throughout the day, on the Listing Exchange and in other secondary markets. Shares of the Fund may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of the Fund from listing if, among other things: (i) a Fund is no longer eligible to operate in reliance on Rule 6c-11 under the Investment Company Act; (ii) if any of the other listing requirements are not continuously maintained; or (iii) any event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will also remove shares of the Fund from listing and trading upon termination of the Fund.
1

As in the case of other publicly-traded securities, when you buy or sell shares of the Fund through a broker, you may incur a brokerage commission determined by that broker, as well as other charges.
The Trust reserves the right to adjust the share prices of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or an investor's equity interest in the Fund.
Investment Strategies and Risks of the Fund
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in the Underlying Fund, U.S. dollar-denominated investment-grade corporate bonds, one or more other underlying funds that principally invest in investment-grade corporate bonds, and in inflation swaps. The Fund intends to invest a substantial portion of its assets in the Underlying Fund. The Fund attempts to mitigate the inflation risk of the underlying securities or the Underlying Fund (as determined by BFA) primarily through the use of inflation swaps (i.e., contracts in which the Fund will make fixed-rate payments based on notional amount while receiving floating-rate payments determined from an inflation index). The Fund may also invest in other inflation hedging instruments. The Fund’s positions in inflation hedging instruments are not intended to mitigate credit risk, general interest rate risk or other factors influencing the price of investment-grade corporate bonds, which may have a greater impact on the bonds' returns than inflation rates.
The Fund is an actively managed ETF that does not seek to replicate the performance of a specified index. The Fund may also invest in other ETFs (including other iShares funds), U.S. government securities, futures, options and swap contracts, short-term paper, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates (“BlackRock Cash Funds”).
The Commodity Futures Trading Commission (“CFTC”) has adopted certain requirements that subject registered investment companies and their advisers to regulation by the CFTC if a registered investment company invests more than a prescribed level of its net asset value in CFTC-regulated futures, options and swaps, or if a registered investment company markets itself as providing investment exposure to such instruments. Due to the Fund’s potential use of CFTC-regulated futures, options and swaps above the prescribed levels, it is considered a “commodity pool” under the Commodity Exchange Act (“CEA”).
Although the Fund does not seek leveraged returns, certain instruments used by the Fund or Underlying Fund may have a leveraging effect as described below.
Bonds.  The Fund, either directly or through its investments in the Underlying Fund, invests a substantial portion of its assets in U.S. dollar-denominated bonds. A bond is an interest-bearing security issued by a U.S. or non-U.S. company, or U.S. or non-U.S. governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.
An issuer may have the right to redeem or “call” a bond before maturity, in which case the Fund or the Underlying Fund may have to reinvest the proceeds at lower market rates. Similarly, the Fund or the Underlying Fund may have to reinvest interest income or payments received when bonds mature, sometimes at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less current income than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value. Other types of bonds bear interest at an interest rate that is adjusted periodically. Interest rates on “floating rate” or “variable rate” bonds may be higher or lower than current market rates for fixed-rate bonds of comparable quality with similar final maturities. Because of their adjustable interest rates, the value of “floating rate” or “variable rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds, but their value may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. The Fund or the Underlying Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates
2

than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).
Borrowing.  The Fund may borrow for temporary or emergency purposes, including to meet payments due from redemptions or to facilitate the settlement of securities or other transactions.
The purchase of securities while borrowings are outstanding may have the effect of leveraging the Fund or Underlying Fund. The incurrence of leverage increases the Fund’s or Underlying Fund's exposure to risk, and borrowed funds are subject to interest costs that will reduce net income. Purchasing securities while borrowings are outstanding creates special risks, such as the potential for greater volatility in the net asset value of Fund or Underlying Fund shares and in the yield on the Fund’s or Underlying Fund's portfolio. In addition, the interest expenses from borrowings may exceed the income generated by the Fund’s or Underlying Fund's portfolio and, therefore, the amount available (if any) for distribution to shareholders as dividends may be reduced. BFA may determine to maintain outstanding borrowings if it expects that the benefits to the Fund’s shareholders will outweigh the current reduced return.
Certain types of borrowings by the Fund or Underlying Fund must be made from a bank or may result in the Fund or Underlying Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede BFA’s management of the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.
Corporate Bonds.  The Fund and the Underlying Fund invest a substantial portion of their assets in investment-grade corporate bonds. The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.
Derivatives.  The Fund or Underlying Fund may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow the Fund or Underlying Fund to increase or decrease the level of risk to which the Fund or Underlying Fund is exposed more quickly and efficiently than transactions in other types of instruments. The Fund may use derivatives for hedging purposes. The Fund or Underlying Fund may also use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if the Fund or Underlying Fund is primarily seeking to achieve gains, rather than to offset the risk of other positions. When the Fund or Underlying Fund invests in a derivative for speculative purposes, the Fund or Underlying Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. Unless otherwise permitted, the Fund or Underlying Fund may not use any derivatives to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.
Diversification Status.  The Fund is classified as “non-diversified.” A non-diversified fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may constitute a significant percentage of the fund’s investment portfolio. This may adversely affect the fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.
The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective.
3

Futures and Options.  Futures contracts and options may be used by the Fund or Underlying Fund to implement the hedging strategy. The Fund or Underlying Fund may enter into futures contracts and options that are traded on a U.S. or non-U.S. exchange.
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. To the extent required by law, the Fund or Underlying Fund will maintain liquid assets in an amount equal to its delivery obligations under the futures contracts.
A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at a specified exercise price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. The Fund or Underlying Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. The Fund or Underlying Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Investments in futures contracts and other investments that contain leverage may require the Fund or Underlying Fund to maintain liquid assets in an amount equal to its delivery obligations under the contracts. Generally, the Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to “cash-settle,” the Fund maintains liquid assets in an amount at least equal to the Fund’s daily marked-to-market obligation (i.e., the Fund’s daily net liability, if any), rather than the contracts’ notional value (i.e., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, the Fund may employ leverage to a greater extent than if the Fund sets aside assets equal to the futures contracts’ full notional value. The Fund bases its asset maintenance policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.
Upon entering into a futures contract, the Fund or Underlying Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund or Underlying Fund upon termination of the futures contract if all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the instrument or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, the Fund or Underlying Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s or Underlying Fund's existing position in the contract.
Hedging.  Hedging is a strategy in which a derivative is used to offset particular risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Establishment of hedges, if not tailored properly or timed in accordance with market changes, may not be effective in meeting the Fund’s intended objectives. This is due to the fact that hedging also involves correlation risk, i.e., the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to hedge effectively its portfolio. There is also a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker or other intermediary with whom the Fund has an open position in a currency forward or non-deliverable forward (“NDF”), a swap, an option, a futures contract, a related option or another hedging instrument. There is no guarantee that the Fund will have positive returns, even in environments of sharply rising inflation rates in which the Fund’s futures and swap positions might be expected to mitigate the effects of such rises. An inflation swap is a contract in which one party pays a floating rate linked to an inflation index on a notional amount and the other party pays a fixed rate. The Fund will incur expenses when entering into swap positions. There can be no assurance that the Fund’s hedging strategies will be effective.
Inflation Hedging Instruments.   In order to mitigate the risk of inflation inherent in the corporate bonds held by the Fund and their issuers, the Fund intends to invest in inflation swaps and to manage the portfolio of inflation swaps on an active basis. Inflation swaps are contracts traded primarily in the over-the-counter (“OTC”) market under which the Fund would agree to make fixed-rate payments on a notional amount in exchange for floating-rate payments from a counterparty
4

calculated based on an inflation index. Inflation swaps typically are indexed to the Consumer Price Index (the “CPI”) but may reference other inflation indexes. The CPI is a measure that examines the weighted average of prices of a basket of consumer goods and services and measures changes in the purchasing power of the U.S. dollar and the rate of inflation. Like other over-the-counter derivatives, inflation swaps expose the Fund to counterparty risk, liquidity risk and other risks described below. In addition to inflation swaps, the Fund may also invest in other inflation hedging instruments, such as TIPS, total return swaps, credit default swaps, interest rate swaps and U.S. Treasury futures.
Investing in Underlying Fund Risk.  Because the Fund invests in one or more underlying funds that are ETFs that seek investment results corresponding to their own underlying indexes, the Fund is indirectly exposed to index-related risk and tracking error risk. Index-related risk is the risk that there may be errors in respect of the quality, accuracy and completeness of the data included in an underlying index for an underlying fund that may not be identified and corrected for a period of time. Gains, losses or costs associated with such errors will be borne directly by the underlying fund tracking such an index and its shareholders and indirectly by the Fund and its shareholders. An index provider for an underlying fund may carry out additional ad hoc rebalances to an underlying index in order, for example, to correct an error in the selection of index constituents. Where such an index rebalance occurs and an underlying fund in turn rebalances its portfolio to bring it in line with its underlying index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the underlying fund and indirectly by the Fund. Tracking error risk is the risk that the performance of an underlying fund will diverge from that of its underlying index, which may reduce the Fund’s returns and have an adverse impact on the Fund’s strategy. This risk may be heightened during times of increased market volatility or other unusual market conditions.
Lending Portfolio Securities.  The Fund and Underlying Fund may lend portfolio securities to certain borrowers that BFA determines to be creditworthy, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of the Fund or Underlying Fund if, as a result, the aggregate value of all securities loaned by the Fund or Underlying Fund exceeds one-third of the value of the Fund's or Underlying Fund's total assets (including the value of the collateral received). The Fund or Underlying Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund or Underlying Fund receives, by way of substitute payment, the value of any interest or cash or non-cash distributions paid on the loaned securities that it would have received if the securities were not on loan.
With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Fund or the Underlying Fund is typically compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund or Underlying Fund is typically compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or money market funds, including those affiliated with BFA; such investments are subject to investment risk. Other investment companies in which the Fund or the Underlying Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by the Fund or the Underlying Fund.
The Fund and Underlying Fund conduct its securities lending pursuant to an exemptive order from the SEC permitting it to lend portfolio securities to borrowers affiliated with the Fund or Underlying Fund and to retain an affiliate of the Fund or Underlying Fund to act as securities lending agent. To the extent that the Fund or Underlying Fund engages in securities lending, BlackRock Institutional Trust Company, N.A. (“BTC”) acts as securities lending agent for the Fund or Underlying Fund, subject to the overall supervision of BFA. BTC administers the lending program in accordance with guidelines approved by the Trust's Board of Trustees (the “Board,” the trustees of which are the “Trustees”).
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund or Underlying Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, the Fund or Underlying Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return the Fund’s or Underlying Fund's securities as agreed, the Fund or Underlying Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Fund or Underlying Fund. The Fund or Underlying Fund could lose money if
5

its short-term investment of the collateral declines in value over the period of the loan. Substitute payments received by the Fund or Underlying Fund representing dividends paid on securities loaned out by the Fund or Underlying Fund will not be considered qualified dividend income. BTC will take into account the tax effects on shareholders caused by this difference in connection with the Fund’s or Underlying Fund's securities lending program. Substitute payments received on tax-exempt securities loaned out will not be tax-exempt income.
Liquidity Risk Management.  Rule 22e-4 under the Investment Company Act (the “Liquidity Rule”) requires open-end funds, including ETFs such as the Fund, to establish a liquidity risk management program (the “Liquidity Program”) and enhance disclosures regarding fund liquidity. As required by the Liquidity Rule, the Fund has implemented a Liquidity Program, and the Board, including a majority of the Independent Trustees of the Trust, has appointed BFA as the administrator of the Liquidity Program. Under the Liquidity Program, BFA assesses, manages, and periodically reviews the Fund’s liquidity risk and classifies each investment held by the Fund as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The Liquidity Rule defines “liquidity risk” as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interest in the Fund. The liquidity of the Fund's portfolio investments is determined based on relevant market, trading and investment-specific considerations under the Liquidity Program. There are exclusions from certain portions of the liquidity risk management program requirements for “in-kind” ETFs, as defined in the Liquidity Rule. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, the Fund can expect to be exposed to greater liquidity risk.
Privately Issued Securities.   The Fund or Underlying Fund may invest in privately issued securities, including those that may be resold only in accordance with Rule 144A or Regulation S under the 1933 Act (“Restricted Securities”). Restricted Securities are not publicly-traded and are subject to a variety of restrictions, which limit a purchaser's ability to acquire or resell such securities. Accordingly, the liquidity of the market for specific Restricted Securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund.
Ratings.  An investment-grade rating generally means the security or issuer is rated investment-grade by one or more of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s® Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc. (“S&P Global Ratings”), Fitch, Inc. (“Fitch”), or another credit rating agency designated as a nationally recognized statistical rating organization (“NRSRO”) by the SEC, or is unrated but considered to be of equivalent quality by BFA. Generally, bonds rated Baa3 or above by Moody’s or BBB- or above by S&P Global Ratings and Fitch are considered “investment-grade” securities, bonds rated Baa are considered medium grade obligations subject to moderate credit risk and may possess certain speculative characteristics, while bonds rated BBB are regarded as having adequate capacity to meet financial commitments. In recent years, the U.S. and certain other countries experienced a credit rating downgrade; these downgrades or additional downgrades in the future may result in the deterioration of investor confidence.
Subsequent to purchase by the Fund or the Underlying Fund, a rated security may cease to be rated or its rating may be reduced below an investment-grade rating. Bonds rated lower than Baa3 by Moody’s or BBB- by S&P Global Ratings or Fitch are generally considered below investment-grade quality and are obligations of issuers that are generally considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such lower-rated securities are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk. Please see Appendix B of this SAI for a description of each rating category of Moody's, S&P Global Ratings and Fitch and BFA's treatment of investments that are not rated by any of the rating agencies.
Regulation Regarding Derivatives.  The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps  (“CFTC Derivatives”) or (ii) markets itself as providing investment exposure to such instruments. The CFTC also subjects advisers to registered investment companies to regulation by the CFTC if the registered investment company invests in one or more commodity pools. NDF contracts and cash-settled currency forwards as well as futures, options on futures, currency options and swaps entered into by the Fund will be treated as CFTC Derivatives for these purposes, whereas physically-settled foreign currency forward contracts generally will not be treated as CFTC Derivatives. Due to the Fund’s potential use of CFTC Derivatives above the prescribed levels, the Fund will be considered a “commodity pool” under the CEA. Accordingly, BFA, the Fund’s investment adviser, has registered as a “commodity pool operator” and is subject to CFTC regulation with respect to the Fund. BFA is also subject to regulation by the National Futures Association.
6

Derivative contracts, including, without limitation, swaps, currency forwards, and NDFs, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the U.S. and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Swaps, NDFs and certain other derivatives traded in the OTC market are subject to variation margin requirements, and initial margining requirements will be phased-in through 2020. Implementation of the margining and other provisions of the Dodd-Frank Act regarding clearing, mandatory trading, reporting and documentation of swaps and other derivatives have impacted and may continue to impact the costs to the Fund of trading these instruments and, as a result, may affect returns to investors in the Fund.
As a result of regulatory requirements under the 1940 Act, the Fund or Underlying Fund is required to maintain an amount of liquid assets, accrued on a daily basis, having an aggregate value at least equal to the value of the Fund’s or Underlying Fund's obligations under the applicable derivatives contract. To the extent that derivatives contracts are settled on a physical basis, the Fund or Underlying Fund will generally be required to maintain an amount of liquid assets equal to the notional value of the contract. On the other hand, in connection with derivatives contracts that are performed on a net basis, the Fund or Underlying Fund will generally be required to maintain liquid assets, accrued daily, equal only to the accrued excess, if any, of the Fund’s or Underlying Fund's obligations over those of its counterparty under the contract. Accordingly, reliance by the Fund or Underlying Fund on physically-settled derivatives contracts may adversely impact investors by requiring the Fund or Underlying Fund to set aside a greater amount of liquid assets than would generally be required if the Fund or Underlying Fund were relying on cash-settled derivatives contracts.
Repurchase Agreements.  A repurchase agreement is an instrument under which the purchaser (i.e., the Fund or the Underlying Fund) acquires a security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Fund or the Underlying Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund and its Underlying Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.
In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are determined to (A) have exceptionally strong capacity to meet their financial obligations and (B) are sufficiently liquid such that they can be sold at approximately their carrying value in the ordinary course of business within seven days.
Repurchase agreements pose certain risks for the Fund or the Underlying Fund, should it decide to utilize them. Such risks are not unique to the Fund and its Underlying Fund, but are inherent in repurchase agreements. The Fund and its Underlying Fund seeks to minimize such risks, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with a longer maturity may be subject to greater price fluctuations than higher quality collateral and collateral with a shorter maturity. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, the Fund or the Underlying Fund would likely retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund or the Underlying Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, the Fund or the Underlying Fund would be at risk of losing some or all of the principal and income involved in the transaction.
Reverse Repurchase Agreements.  Reverse repurchase agreements involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such transactions is that the Fund  or the Underlying Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund  or the Underlying Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Fund  or the Underlying Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Fund  or the Underlying Fund intends to use the reverse repurchase technique only when BFA believes it will be advantageous to the Fund or an Underlying Fund. The use of reverse repurchase agreements may exaggerate any increase or
7

decrease in the value of the Fund’s or its Underlying Fund's assets. Exposure to reverse repurchase agreements will be covered by liquid assets having a value equal to or greater than the obligations under such commitments. The use of reverse repurchase agreements is a form of leverage, and the proceeds obtained through reverse repurchase agreements may be invested in additional securities.
Securities of Investment Companies.  The Fund and the Underlying Fund may invest in the securities of other investment companies (including money market funds) to the extent allowed by law, regulation, exemptive order or SEC staff guidance. Pursuant to the 1940 Act, the Fund's or the Underlying Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's or the Underlying Fund's total assets with respect to any one investment company, and (iii) 10% of the Fund's or the Underlying Fund's total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, the Fund or Underlying Fund intend from time to time to invest its assets in securities of investment companies, including but not limited to, money market funds, in excess of the limits discussed above. Such investment companies may be advised by or otherwise affiliated with BFA. Other investment companies in which the Fund or the Underlying Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by the Fund and the Underlying Fund.
The Fund or the Underlying Fund may purchase shares of ETFs for the same reason it would purchase (and as an alternative to purchasing) futures contracts – to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Fund or Underlying Fund. ETF shares enjoy several advantages over futures contracts. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures contracts. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. The Fund and the Underlying Fund may also purchase ETF shares for other purposes, including improving its ability to track their underlying index (in the case of the Underlying Fund). The Fund and the Underlying Fund may invest in shares of ETFs that are advised by BFA.
Short-Term Instruments and Temporary Investments.  The Fund and the Underlying Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include, but are not limited to: (i) shares of money market funds (including those advised by BFA or otherwise affiliated with BFA); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody's, “F-1” by Fitch, or “A-1” by S&P Global Ratings, or if unrated, of comparable quality as determined by BFA; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that have been determined to present minimal credit risks, in accordance with the requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BFA, are of comparable quality to obligations of U.S. banks that may be purchased by the Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
Structured Securities.  Structured products are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of an underlying investment, index or reference obligation. Structured products may be issued by corporations, including banks, as well as by governmental agencies. The terms of structured products normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the index while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the index and the effect of changes in the index on principal and/or interest payments. The rate of return on structured products may be determined by applying a multiplier to the performance or differential performance of the referenced index or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.
Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund or the Underlying Fund may have the right to receive payments only from the structured product,
8

and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Certain structured products may be thinly traded or have a limited trading market. In addition to the general risks associated with debt securities, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured products are subordinate to other instruments. Structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indexes, and changes in interest rates and impact of these factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero.
U.S.-Registered and Restricted Securities of Non-U.S. Issuers.  The Fund or the Underlying Fund may invest in U.S.-registered, U.S. dollar-denominated bonds of non-U.S. governments, agencies, supranational entities and corporate issuers. Investing in U.S.-registered, U.S. dollar-denominated bonds or Restricted Securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards; the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability, which could affect U.S. investments in foreign countries; and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. In addition, the risk that the issuer may fail to meet its obligations on these securities may be affected by fluctuations in non-U.S. currency exchange rates between the issuer's local currency and the U.S. dollar. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product (“GDP”), rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.
Zero Coupon Securities.  Zero coupon securities are securities that are sold at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero coupon security is entitled to receive the par value of the security.
While interest payments are not made on such securities, holders of such securities are deemed to have received income (phantom income) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.
The Fund or Underlying Fund accrues income with respect to these securities for federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals. Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Fund or Underlying Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in the Fund’s or Underlying Fund's exposure to zero coupon securities.
In addition to the above-described risks, there are certain other risks related to investing in zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Fund’s or Underlying Fund's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s or Underlying Fund's portfolio.
Future Developments.  The Board or the Board of Trustees of the Underlying Fund may, in the future, authorize the Fund and the Underlying Fund to invest in securities contracts and investments other than those listed in this SAI and in the respective prospectuses, provided they are consistent with the Fund's and/or the Underlying Fund’s investment objective and do not violate any of their investment restrictions or policies.
9

General Considerations and Risks
A discussion of some of the principal risks associated with an investment in the Fund is contained in the Prospectus. Because the Fund expects to obtain its exposure substantially through its investment in the Underlying Fund, shareholders should be aware that the risks of investment in particular types of securities, economic sectors and geographic locations discussed below may be borne by the Fund through its investment in the Underlying Fund. Through its investment in the Underlying Fund, the Fund will also bear the risks described below associated with the Underlying Fund's use of portfolio management techniques, such as borrowing arrangements and use of derivatives, in addition to the risks associated with those activities if the Fund engages in them directly.
An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities, including its investment in the Underlying Fund, may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of bonds in general, and other factors that affect the market. The order of the below risk factors does not indicate the significance of any particular risk factor.
Borrowing Risk.  Borrowing may exaggerate changes in the net asset value of Fund or Underlying Fund shares and in the return on the Fund’s portfolio. Borrowing will cause the Fund to incur interest expense and other fees. The costs of borrowing may reduce the Fund’s or Underlying Fund's return. Borrowing may cause the Fund or Underlying Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.
Call Risk.  During periods of falling interest rates, an issuer of a callable bond held by the Fund or Underlying Fund may “call” or repay the security before its stated maturity, and the Fund or the Underlying Fund may have to reinvest the proceeds in securities with lower yields or interest rates that would not benefit from the hedging strategies used by the Fund. This might result in a decline in the Fund's income, or in securities with greater risks or with other less favorable features.
Extension Risk.  During periods of rising interest rates, certain debt obligations may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in the Fund’s or Underlying Fund's income and potentially in the value of the Fund’s or Underlying Fund's investments.
Futures Contract Risk.  Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. Unlike equities, which typically entitle the holder to a continuing ownership stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the level of the reference rate. The primary risks associated with the use of futures contracts are: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) BFA's inability to predict correctly the direction of prices and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.
Illiquid Investments Risk.  The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. The liquidity of an investment will be determined based on relevant market, trading and investment specific considerations as set out in the Liquidity Program as required by the Liquidity Rule. Illiquid investments may trade at a discount to comparable, more liquid investments and the Fund may not be able to dispose of illiquid investments in a timely fashion or at their expected prices. If illiquid investments exceed 15% of the Fund’s net assets, the Liquidity Rule and the Liquidity Program will require that certain remedial actions be taken.
Inflation-Linked Instruments Risk.  The returns of CPI swaps and other inflation-linked instruments that may be used by the Fund to hedge inflation risk reflect a specified index of inflation measured by the CPI. There can be no assurance that the CPI or other inflation index used will accurately measure either the actual rate of inflation experienced in the U.S. or the rate of expected future inflation reflected in the prices and yields of bonds held by the Fund. As a result, the Fund’s inflation-hedging strategy may not perform as expected. CPI swaps may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions. CPI swaps create leverage because they rely on future payments, which may cause the Fund’s NAV and returns to be more volatile than they would be if the Fund had not used swaps. CPI swaps also expose the Fund to counterparty risk, which is the risk that the swap counterparty will not fulfill its contractual
10

obligations. The Fund’s hedging strategy is not customized to particular bonds or investment instruments. As a result, there may be a mismatch between the CPI swaps (and other inflation-linked instruments) and the bonds held by the Fund that are being hedged. If this were the case, the Fund could lose money on both the inflation hedging instruments and the bonds, and the present value of the Fund’s portfolio investments could decrease if inflation increases.
Issuer Insolvency Risk.  The Fund's and Underlying Fund's potential exposure to financially or operationally troubled issuers involves a high degree of credit and market risk, which may be heightened during an economic downturn or recession. Should an issuer of securities held by the Fund or Underlying Fund become involved in a bankruptcy proceeding, reorganization or financial restructuring, a wide variety of considerations make an evaluation of the outcome of the Fund’s or Underlying Fund's exposure to the issuer uncertain.
During the period of a bankruptcy proceeding, reorganization or financial restructuring, it is unlikely that the Fund or Underlying Fund will receive any interest payments on the securities of the issuer. The Fund or Underlying Fund will be subject to significant uncertainty as to whether the reorganization or restructuring will be completed, and the Fund or Underlying Fund may bear certain extraordinary expenses to protect and recover its investment. The Fund or Underlying Fund will also be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the securities of the issuer held by the Fund or Underlying Fund will eventually be satisfied. Even if a plan of reorganization or restructuring is adopted with respect to the securities of the issuer held by the Fund or Underlying Fund, there can be no assurance that the securities or other assets received by the Fund or Underlying Fund in connection with such plan of reorganization or restructuring will not have a lower value or income potential than may have been anticipated or no value. The Fund or Underlying Fund may be unable to enforce its claims or rights in any collateral or may have its claims or security interest in any collateral challenged, disallowed or subordinated to the claims or security interests of other creditors. In addition, amendments to the U.S. Bankruptcy Code or other relevant laws could alter the expected outcome or introduce greater uncertainty regarding the outcome of the Fund's or Underlying Fund's securities holdings in the issuer. In a bankruptcy proceeding, a reorganization or restructuring, the securities of the issuer held by the Fund or Underlying Fund could be re-characterized or the Fund or Underlying Fund may receive different securities or other assets, including equity securities. These types of equity securities include, but are not limited to: common stock; preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts; and depositary receipts. The value of equity securities received by the Fund or Underlying Fund could decline if the financial condition of the issuer deteriorates or if overall market and economic conditions, or conditions within the issuer’s region or industry, deteriorate.
To the extent that the Fund or Underlying Fund receives other assets in connection with a bankruptcy proceeding, reorganization or financial restructuring, the Fund or Underlying Fund may also be subject to additional risks associated with the assets received. One example of assets that the Fund or Underlying Fund could receive is an interest in one or more loans made to the issuer as part of a workout agreed to by a consortium of lienholders and creditors of the issuer. The Fund or Underlying Fund may receive such interests in loans to the extent permitted by the 1940 Act.
Securities or other assets received in a reorganization or restructuring typically entail a higher degree of risk than investments in securities of issuers that have not undergone a reorganization or restructuring and may be subject to heavy selling or downward pricing pressure after completion of the reorganization or restructuring. The post-reorganization/restructuring assets and securities may also be illiquid and difficult to sell or value. If the Fund or Underlying Fund participates in negotiations with respect to a plan of reorganization or restructuring with respect to securities of the issuer held by the Fund or Underlying Fund, the Fund also may be restricted from disposing such securities for a period of time. If the Fund or Underlying Fund becomes involved in such proceedings, the Fund or Underlying Fund may have more active participation in the affairs of the issuer than that assumed generally by an investor.
Operational Risk.  BFA and the Fund's or Underlying Fund's other service providers may experience disruptions or operating errors such as processing errors or human errors, inadequate or failed internal or external processes, or systems or technology failures, that could negatively impact the Fund or Underlying Fund. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from the Fund’s or Underlying Fund's in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. BFA, through its monitoring and oversight of service providers, seeks to ensure that service providers take
11

appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for BFA or the other Fund or Underlying Fund service providers to identify all of the operational risks that may affect the Fund or Underlying Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
Prepayment Risk.  During periods of falling interest rates, issuers of certain debt obligations may repay principal prior to the security’s maturity, which may cause the Fund or Underlying Fund to have to reinvest in securities with lower yields or higher risk of default, resulting in a decline in the Fund’s or Underlying Fund's income or return potential. Also, if a security subject to prepayment had been purchased at a premium, the value of the premium would be lost in the event of prepayment.
Risk of Derivatives.  A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset, such as a security, a commodity (such as gold or silver), a currency or an index (a measure of value or rates, such as the S&P 500® or the prime lending rate). The Fund or Underlying Fund may invest in futures contracts, securities options and other derivatives. Compared to securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s or Underlying Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. Derivatives generally involve the incurrence of leverage. To address such leverage and to prevent the Fund or Underlying Fund from being deemed to have issued senior securities as a result of an investment in derivatives, the Fund or Underlying Fund will segregate liquid assets equal to its obligations under the derivatives throughout the life of the investment.
When a derivative is used as a hedge against a position that the Fund holds or is committed to purchase, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains, and in some cases, hedging can cause losses that are not offset by gains, and the Fund will recognize losses on both the investment and the hedge. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions, which entail additional transaction costs, will be effective.
Risk of Futures and Options on Futures Transactions.  There are several risks accompanying the utilization of futures contracts and options on futures contracts. A position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While the Fund or Underlying Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Futures contracts, by definition, project price levels in the future and not current levels of valuation; therefore, market circumstances may result in a discrepancy between the price of the future and the movement in the Fund's or Underlying Fund's portfolio. In the event of adverse price movements, the Fund or Underlying Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund or Underlying Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund or Underlying Fund may be required to deliver the instruments underlying the futures contracts it has sold.
The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intends to utilize futures and options contracts in a manner designed to limit the risk exposure to levels comparable to a direct investment in the types of stocks in which it invests.
Utilization of futures and options on futures by the Fund or Underlying Fund involves the risk of loss of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BFA as to anticipated trends, which predictions could prove to be incorrect.
Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the
12

previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund or Underlying Fund to substantial losses. In the event of adverse price movements, the Fund or Underlying Fund would be required to make daily cash payments of variation margin.
Risk of Investing in Non-U.S. Debt Securities.  Non-U.S. debt securities are traded on foreign exchanges and OTC in the respective countries covered by the Fund or the Underlying Fund. These risks typically include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in bond prices. Investing in a fund whose portfolio contains securities of non-U.S. issuers involves certain risks and considerations not typically associated with investing in the securities of U.S. issuers. These risks include securities markets that may lack sufficient liquidity or may be less efficient; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund or the Underlying Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization of most non-U.S. securities markets; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; the risk of nationalization or expropriation of assets; and different bankruptcy and insolvency regimes which may stay or prevent recovery in the event of an issuer’s default.
Risk of Swap Agreements.  The risk of loss with respect to swaps is generally limited to the net amount of payments that the Fund or Underlying Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, the Fund or Underlying Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws, which could affect the Fund’s or Underlying Fund's rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive).
The Fund is required to post and collect variation margin (comprised of specified liquid securities subject to haircuts) in connection with trading of OTC swaps. Initial margin requirements are in the process of being phased in, and the Fund may be subject to such requirements as early as September 2020. These requirements may raise the costs for the Fund’s investment in swaps.
Valuation Risk.  In certain circumstances, the Fund’s or the Underlying Fund's securities may be valued using techniques other than market quotations. The value established for a security may be different from what would be produced through the use of another methodology or if the value had been priced using market quotations. Securities that are valued using methods other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund  and the Underlying Fund could sell a security for the value established for it at any time, and it is possible that the Fund or the Underlying Fund could incur a loss if a security is sold for less than its established value.
Risk of Investing in Asia.   Investments in securities of issuers in certain Asian countries involve risks not typically associated with investments in securities of issuers in other regions. Such heightened risks expropriation and/or nationalization of assets, confiscatory taxation, piracy of intellectual property, data and other security breaches (especially of data stored electronically), political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict and social instability as a result of religious, ethnic and/or socio-economic unrest. Certain Asian economies have experienced rapid rates of economic growth and industrialization in recent years, and there is no assurance that these rates of economic growth and industrialization will be maintained.
Certain Asian countries have democracies with relatively short histories, which may increase the risk of political instability. These countries have faced political and military unrest, and further unrest could present a risk to their local economies and securities markets. Indonesia and the Philippines have each experienced violence and terrorism, which has negatively impacted their economies. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war. Escalated tensions involving the two countries and any outbreak of hostilities between the two countries, or even the threat of an outbreak of hostilities, could have a severe adverse effect on the entire Asian region. Certain Asian countries have developed increasingly strained relationships with the U.S., and if these relations were to worsen, they could adversely affect Asian issuers that rely on the U.S. for trade. Political, religious, and
13

border disputes persist in India. India has recently experienced and may continue to experience civil unrest and hostilities with certain of its neighboring countries. Increased political and social unrest in these geographic areas could adversely affect the performance of investments in this region.
Certain governments in this region administer prices on several basic goods, including fuel and electricity, within their respective countries. Certain governments may exercise substantial influence over many aspects of the private sector in their respective countries and may own or control many companies. Future government actions could have a significant effect on the economic conditions in this region, which in turn could have a negative impact on private sector companies. There is also the possibility of diplomatic developments adversely affecting investments in the region.
Corruption and the perceived lack of a rule of law in dealings with international companies in certain Asian countries may discourage foreign investment and could negatively impact the long-term growth of certain economies in this region. In addition, certain countries in the region are experiencing high unemployment and corruption, and have fragile banking sectors.
Some economies in this region are dependent on a range of commodities, including oil, natural gas and coal. Accordingly, they are strongly affected by international commodity prices and particularly vulnerable to any weakening in global demand for these products. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. Adverse economic conditions or developments in neighboring countries may increase investors' perception of the risk of investing in the region as a whole, which may adversely impact the market value of the securities issued by companies in the region.
Risk of Investing in Developed Countries.  Many countries with developed markets have recently experienced significant economic pressures. These countries generally tend to rely on the services sectors (e.g., the financial services sector) as the primary source of economic growth and may be susceptible to the risks of individual service sectors. For example, companies in the financial services sector are subject to governmental regulation and, recently, government intervention, which may adversely affect the scope of their activities, the prices they can charge and amount of capital they must maintain. Recent dislocations in the financial sector and perceived or actual governmental influence over certain financial companies may lead to credit rating downgrades and, as a result, impact, among other things, revenue growth for such companies. If financial companies experience a prolonged decline in revenue growth, certain developed countries that rely heavily on financial companies as an economic driver may experience a correlative slowdown. Recently, new concerns have emerged with respect to the economic health of certain developed countries. These concerns primarily stem from heavy indebtedness of many developed countries and their perceived inability to continue to service high debt loads without simultaneously implementing stringent austerity measures. Such concerns have led to tremendous downward pressure on the economies of these countries. As a result, it is possible that interest rates on debt of certain developed countries may rise to levels that make it difficult for such countries to service such debt. Spending on health care and retirement pensions in most developed countries has risen dramatically over the last few years. Medical innovation, extended life expectancy and higher public expectations are likely to continue the increase in health care and pension costs. Any increase in health care and pension costs will likely have a negative impact on the economic growth of many developed countries. Certain developed countries rely on imports of certain key items, such as crude oil, natural gas, and other commodities. As a result, an increase in demand for, or price fluctuations of, certain commodities may negatively affect developed country economies. Developed market countries generally are dependent on the economies of certain key trading partners. Changes in any one economy may cause an adverse impact on several developed countries. In addition, heavy regulation of, among others, labor and product markets may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Such risks, among others, may adversely affect the value of the Fund’s or the Underlying Fund's investments.
Risk of Investing in Europe.  Investing in European countries may expose the Fund or Underlying Fund to the economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. A Fund or Underlying Fund may make investments in securities of issuers that are domiciled in, have significant operations in, or that are listed on at least one securities exchange within member states of the European Union (the “EU”). A number of countries within the EU are also members of the Economic and Monetary Union (the “eurozone”) and have adopted the euro as their currency. Eurozone membership requires member states to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Changes in import or export tariffs, changes in governmental or EU
14

regulations on trade, changes in the exchange rate of the euro and other currencies of certain EU countries which are not in the eurozone, the default or threat of default by an EU member state on its sovereign debt, and/or an economic recession in an EU member state may have a significant adverse effect on the economies of other EU member states and their trading partners. Although certain European countries are not in the eurozone, many of these countries are obliged to meet the criteria for joining the eurozone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including, but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect the Fund’s or Underlying Fund's investments. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above. In addition, the credit ratings of certain European countries were downgraded in the past. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member states. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching and could adversely impact the value of the Fund’s or Underlying Fund's investments in the region. The United Kingdom (the “U.K.”) left the EU (“Brexit”) on January 31, 2020, subject to a transitional period ending December 31, 2020. During the transitional period, although the U.K. is no longer a member state of the EU, it will remain subject to EU law and regulations as if it were still a member state. The U.K. and the EU are to negotiate the terms of their future trading relationship during the transitional period. Accordingly, the terms of such trading relationship remain uncertain. The outcome of such negotiations may give rise to significant uncertainties and instability in the financial markets as the U.K. negotiates the terms of its future relationship with the EU. The Fund will face risks associated with the potential uncertainty and consequences leading up to and that may follow Brexit, including with respect to volatility in exchange rates and interest rates. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit has also led to legal uncertainty and could lead to politically divergent national laws and regulations as a new relationship between the U.K. and EU is defined and the U.K. determines which EU laws to replace or replicate. Any of these effects of Brexit could adversely affect any of the companies to which the Fund has exposure and any other assets in which the Fund invests. The political, economic and legal consequences of Brexit are not yet fully known. In the short term, financial markets may experience heightened volatility, particularly those in the U.K. and Europe, but possibly worldwide. The U.K. and Europe may be less stable than they have been in recent years, and investments in the U.K. and the EU may be difficult to value, or subject to greater or more frequent rises and falls in value. In the longer term, there is likely to be a period of significant political, regulatory and commercial uncertainty as the U.K. seeks to negotiate its long-term exit from the EU and the terms of its future trading relationships.
Certain European countries have also developed increasingly strained relationships with the U.S., and if these relations were to worsen, they could adversely affect European issuers that rely on the U.S. for trade. Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, as well as governmental or other responses to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments of EU countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of the Fund's investments.
Risk of Investing in North America.  A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire North American region and on some or all of the North American countries in which the Fund or Underlying Fund invests.
The U.S. is Canada's and Mexico's largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade
15

Agreement (NAFTA) in 1994 among Canada, the U.S. and Mexico, total merchandise trade among the three countries has increased. However, political developments in the U.S., including renegotiation of NAFTA and imposition of tariffs by the U.S., may have implications for the trade arrangements among the U.S., Mexico and Canada, which could negatively affect the value of securities held by the Fund. Policy and legislative changes in one country may have a significant effect on North American markets generally, as well as on the value of certain securities held by the Fund or Underlying Fund.
Risk of Investing in the Basic Materials Industry.  Issuers in the basic materials industry could be adversely affected by commodity price volatility, exchange rate fluctuations, social and political unrest, import controls and increased competition. Companies in the basic materials industry may be subject to swift fluctuations in supply and demand. Fluctuations may be caused by events relating to political and economic developments, the environmental impact of basic materials operations, and the success of exploration projects. Production of industrial materials often exceeds demand as a result of over-building or economic downturns, leading to poor investment returns. Issuers in the basic materials industry are at risk for environmental damage and product liability claims and may be adversely affected by depletion of resources, delays in technical progress, labor relations, tax and government regulations related to changes to, among other things, energy and environmental policies.
Risk of Investing in the Capital Goods Industry.  Companies in the capital goods industry may be affected by fluctuations in the business cycle and by other factors affecting manufacturing demands. Companies in the capital goods industry depend heavily on corporate spending. Companies in the capital goods industry may perform well during times of economic expansion, and as economic conditions worsen, the demand for capital goods may decrease due to weakening demand, worsening business cash flows, tighter credit controls and deteriorating profitability. During times of economic volatility, corporate spending may fall and adversely affect the capital goods industry. This industry may also be affected by changes in interest rates, corporate tax rates and other government policies. Many capital goods are sold internationally and such companies are subject to market conditions in other countries and regions.
Risk of Investing in the Communication Services Sector.  The communication services sector consists of both companies in the telecommunication services industry as well as those in the media and entertainment industry. Examples of companies in the telecommunication services industry group include providers of fiber-optic, fixed-line, cellular and wireless telecommunications networks. Companies in the media and entertainment industry group encompass a variety of services and products including television broadcasting, gaming products, social media, networking platforms, online classifieds, online review websites, and Internet search engines. Companies in the communication services sector may be affected by industry competition, substantial capital requirements, government regulation, and obsolescence of communications products and services due to technological advancement. Fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company's profitability. In addition, while all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
The communication services sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of communications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. The communications services industry can also be significantly affected by intense competition for market share, including competition with alternative technologies such as wireless communications, product compatibility and standardization, consumer preferences, rapid product obsolescence, research and development of new products, lack of standardization or compatibility with existing technologies, and a dependency on patent and copyright protections. Companies in the communication services sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain communications companies obsolete.
Telecommunications providers with exposure to the U.S. are generally required to obtain franchises or licenses in order to provide services in a given location. Licensing and franchise rights in the telecommunications sector are limited, which may provide an advantage to certain participants. Limited availability of such rights, high barriers to market entry and regulatory oversight, among other factors, have led to consolidation of companies within the sector, which could lead to further regulation or other negative effects in the future. Telecommunication providers investing in non-U.S. countries may be
16

subject to similar risks. Additional risks include those related to competitive challenges in the U.S. from non-U.S. competitors engaged in strategic joint ventures with U.S. companies and in non-U.S. markets from both U.S. and non-U.S. competitors.
Companies in the media and entertainment industries can be significantly affected by several factors, including competition, particularly in formulation of products and services using new technologies, cyclicality of revenues and earnings, a potential decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, and the potential increase in government regulation. Companies in the media and entertainment industries may become obsolete quickly. Advertising spending can be an important revenue source for media and entertainment companies. During economic downturns advertising spending typically decreases and, as a result, media and entertainment companies tend to generate less revenue.
Risk of Investing in the Consumer Cyclical Industry.  The Fund or Underlying Fund may invest in consumer cyclical companies, which rely heavily on business cycles and economic conditions. Consumer cyclical companies include automotive manufacturers, retail companies, and housing-related companies. The consumer cyclical industry can be significantly affected by several factors, including, without limitation, the performance of domestic and international economies, exchange rates, changing consumer tastes and trends, marketing campaigns, cyclical revenue generation, consumer confidence, commodity price volatility, labor relations, interest rates, import and export controls, intense competition, technological developments and government regulation.
Risk of Investing in the Consumer Staples Sector.  Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector may also be affected by changes in global economic, environmental and political events, economic conditions, the depletion of resources, and government regulation. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. In addition, tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Companies in the consumer staples sector also may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions. Companies in the consumer staples sector may be subject to severe competition, which may also have an adverse impact on their profitability.
Risk of Investing in the Energy Sector.  Companies in the energy sector are strongly affected by the levels and volatility of global energy prices, energy supply and demand, government regulations and policies, energy production and conservation efforts, technological change, development of alternative energy sources, and other factors that they cannot control. These companies may also lack resources and have limited business lines. Energy companies may have relatively high levels of debt and may be more likely to restructure their businesses if there are downturns in certain energy markets or in the global economy. If an energy company in a Fund's or Underlying Fund's portfolio becomes distressed, a Fund or Underlying Fund could lose all or a substantial portion of its investment.
The energy sector is cyclical and is highly dependent on commodity prices; prices and supplies of energy may fluctuate significantly over short and long periods of time due to, among other things, national and international political changes, Organization of Petroleum Exporting Countries (“OPEC”) policies, changes in relationships among OPEC members and between OPEC and oil-importing nations, the regulatory environment, taxation policies, and the economy of the key energy-consuming countries. Commodity prices have recently been subject to increased volatility and declines, which may negatively affect companies in which a Fund or Underlying Fund invests.
Companies in the energy sector may be adversely affected by terrorism, natural disasters or other catastrophes. Companies in the energy sector are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims. Disruptions in the oil industry or shifts in fuel consumption may significantly impact companies in this sector. Significant oil and gas deposits are located in emerging markets countries where corruption and security may raise significant risks, in addition to the other risks of investing in emerging markets. Additionally, the Middle East, where many companies in the energy sector may operate, has historically and recently experienced widespread social unrest.
Companies in the energy sector may also be adversely affected by changes in exchange rates, interest rates, economic conditions, tax treatment, government regulation and intervention, negative perception, efforts at energy conservation and
17

world events in the regions in which the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). Because a significant portion of revenues of companies in this sector is derived from a relatively small number of customers that are largely composed of governmental entities and utilities, governmental budget constraints may have a significant impact on the stock prices of companies in this sector. The energy sector is highly regulated. Entities operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by governmental agencies. Such regulation can change rapidly or over time in both scope and intensity. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may materially adversely affect the financial performance of companies in the energy sector.
Risk of Investing in the Financials Sector.  Companies in the financials sector include regional and money center banks, securities brokerage firms, asset management companies, savings banks and thrift institutions, specialty finance companies (e.g., credit card, mortgage providers), insurance and insurance brokerage firms, consumer finance firms, financial conglomerates and foreign banking and financial companies.
Most financial companies are subject to extensive governmental regulation, which limits their activities and may affect their ability to earn a profit from a given line of business. Government regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by the regulation. Direct governmental intervention in the operations of financial companies and financial markets may materially and adversely affect the companies in which the Fund or Underlying Fund invests, including legislation in many countries that may increase government regulation, repatriation and other intervention. The impact of governmental intervention and legislative changes on any individual financial company or on the financials sector as a whole cannot be predicted. The valuation of financial companies has been and continues to be subject to unprecedented volatility and may be influenced by unpredictable factors, including interest rate risk and sovereign debt default. Certain financial businesses are subject to intense competitive pressures, including market share and price competition. Financial companies in foreign countries are subject to market specific and general regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include taxes and controls on interest rates, credit availability, minimum capital requirements, bans on short sales, limits on prices and restrictions on currency transfers. In addition, companies in the financials sector may be the targets of hacking and potential theft of proprietary or customer information or disruptions in service, which could have a material adverse effect on their businesses.
The profitability of banks, savings and loan associations and financial companies is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change; for instance, when interest rates go up, the value of securities issued by many types of companies in the financials sector generally goes down. In other words, financial companies may be adversely affected in certain market cycles, including, without limitation, during periods of rising interest rates, which may restrict the availability and increase the cost of capital, and during periods of declining economic conditions, which may cause, among other things, credit losses due to financial difficulties of borrowers.
In addition, general economic conditions are important to the operations of these companies, and financial difficulties of borrowers may have an adverse effect on the profitability of financial companies. Financial companies can be highly dependent upon access to capital markets, and any impediments to such access, such as adverse overall economic conditions or a negative perception in the capital markets of a financial company’s financial condition or prospects, could adversely affect its business. Deterioration of credit markets can have an adverse impact on a broad range of financial markets, causing certain financial companies to incur large losses. In these conditions, companies in the financials sector may experience significant declines in the valuation of their assets, take actions to raise capital and even cease operations. Some financial companies may also be required to accept or borrow significant amounts of capital from government sources and may face future government-imposed restrictions on their businesses or increased government intervention. In addition, there is no guarantee that governments will provide any such relief in the future. These actions may cause the securities of many companies in the financials sector to decline in value.
Risk of Investing in the Technology Sector.  Technology companies are characterized by periodic new product introductions, innovations and evolving industry standards, and, as a result, face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Companies in the technology sector are often smaller and less experienced companies and may be subject to greater risks than larger companies; these risks may be heightened for technology companies in foreign markets. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face product obsolescence due to rapid technological
18

developments and frequent new product introduction, changes in consumer and business purchasing patterns, unpredictable changes in growth rates and competition for the services of qualified personnel. In addition, a rising interest rate environment tends to negatively affect companies in the technology sector because, in such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. The technology sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors. Finally, while all companies may be susceptible to network security breaches, certain companies in the technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
Risk of Investing in the Transportation Infrastructure Industry.  Issuers in the transportation infrastructure industry can be significantly affected by economic changes, fuel prices, labor relations, technology developments, exchange rates, industry competition, insurance costs and deteriorating public infrastructure, such as bridges, roads, rails, ports and airports. Transportation companies in certain countries may also be subject to significant government regulation and oversight, which may adversely affect their businesses. Other risk factors that may affect the transportation infrastructure industry include the risk of increases in fuel and other operating costs and the effects of regulatory changes or other government decisions. Companies in the transportation infrastructure industry may be adversely affected by adverse weather, acts of terrorism or catastrophic events, such as air accidents, train crashes or tunnel fires. Companies in the transportation infrastructure industry may also be subject to the risk of widespread disruption of technology systems and increasing equipment and operational costs.
Risk of Investing in the Utilities Sector.  The utilities sector may be adversely affected by changing commodity prices, government regulation stipulating rates charged by utilities, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing specific utility services. The utilities industry is also subject to potential terrorist attacks, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of nuclear facilities. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. In certain countries, regulatory authorities may also restrict a company’s access to new markets, thereby diminishing the company’s long-term prospects.
There are substantial differences among the regulatory practices and policies of various jurisdictions, and any regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund's or Underlying Fund's portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climate conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.
The rates that traditional regulated utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Rate changes may occur only after a prolonged approval period or may not occur at all, which could adversely affect utility companies when costs are rising. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. As a result, some companies may be forced to defend their core business and may be less profitable. Deregulation may also permit a utility company to expand outside of its traditional lines of business and engage in riskier ventures.
Proxy Voting Policy
For the Fund, the Board has delegated the voting of proxies for the Fund’s securities to BFA pursuant to the Fund's Proxy Voting Policy (the “iShares ETFs Proxy Voting Policy”), and BFA has adopted policies and procedures (the “BlackRock Proxy Voting Policies”) governing proxy voting by accounts managed by BFA, including the Fund.
19

Under the BlackRock Proxy Voting Policies, BFA will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. From time to time, a vote may present a conflict between the interests of the Fund’s shareholders, on the one hand, and those of BFA, or any affiliated person of the Fund or BFA, on the other. BFA maintains policies and procedures that are designed to prevent undue influence on BFA’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BFA, BFA’s affiliates, the Fund or the Fund’s affiliates. Most conflicts are managed through a structural separation of BFA’s Corporate Governance Group from BFA’s employees with sales and client responsibilities. In addition, BFA maintains procedures to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BFA’s relationship with the issuer of the proxy or the dissident shareholder. In certain instances, BFA may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law.
Copies of the iShares ETFs Proxy Voting Policy, the BlackRock Global Proxy Voting Policies and the BlackRock U.S. Proxy Voting Policies are attached as Appendices A1, A2 and A3, respectively.
Information with respect to how proxies relating to the Fund's portfolio securities were voted during the 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Fund's website at www.iShares.com; and (ii) on the SEC’s website at www.sec.gov.
Portfolio Holdings Information
On each Business Day (as defined in the Creation and Redemption of Creation Units section of this SAI), prior to the opening of regular trading on the Fund’s primary listing exchange, the Fund discloses on its website (www.iShares.com) certain information relating to the portfolio holdings that will form the basis of the Fund’s next net asset value per share calculation.
In addition, certain information may also be made available to certain parties:
•	Communications of Data Files: The Fund may make available through the facilities of the National Securities Clearing Corporation (“NSCC”) or through posting on the www.iShares.com, prior to the opening of trading on each business day, a list of the Fund’s holdings (generally pro-rata) that Authorized Participants could deliver to the Fund to settle purchases of the Fund (i.e. Deposit Securities) or that Authorized Participants would receive from the Fund to settle redemptions of the Fund (i.e. Fund Securities). These files are known as the Portfolio Composition File and the Fund Data File (collectively, “Files”). The Files are applicable for the next trading day and are provided to the NSCC and/or posted on www.iShares.com after the close of markets in the U.S.
•	Communications with Authorized Participants and Liquidity Providers: Certain employees of BFA are responsible for interacting with Authorized Participants and liquidity providers with respect to discussing custom basket proposals as described in the Custom Baskets section of this SAI. As part of these discussions, these employees may discuss with an Authorized Participant or liquidity provider the securities the Fund is willing to accept for a creation, and securities that the Fund will provide on a redemption.
BFA employees may also discuss portfolio holdings-related information with broker/dealers, in connection with settling the Fund’s transactions, as may be necessary to conduct business in the ordinary course in a manner consistent with the disclosure in the Fund's current registration statements.
•	Communications with Listing Exchanges: From time to time, employees of BFA may discuss portfolio holdings information with the applicable primary listing exchange for the Fund as needed to meet the exchange listing standards.
•	Communications with Other Portfolio Managers: Certain information may be provided to employees of BFA who manage funds that invest a significant percentage of their assets in shares of an underlying fund as necessary to manage the fund’s investment objective and strategy.
•	Communication of Other Information: Certain explanatory information regarding the Files is released to Authorized Participants and liquidity providers on a daily basis, but is only done so after the Files are posted to www.iShares.com.
•	Third-Party Service Providers: Certain portfolio holdings information may be disclosed to Fund Trustees and their counsel, outside counsel for the Fund, auditors and to certain third-party service providers (i.e., fund administrator, custodian, proxy voting service) for which a non-disclosure, confidentiality agreement or other obligation is in place with such service providers, as may be necessary to conduct business in the ordinary course in a manner consistent with
20

applicable policies, agreements with the Fund, the terms of the current registration statements and federal securities laws and regulations thereunder.
The Trust’s Chief Compliance Officer or his delegate may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures, subject to restrictions on selective disclosure imposed by applicable law. The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.
Investment Policies
The Board has adopted as fundamental policies the following numbered investment policies, which cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. A vote of a majority of the outstanding voting securities of the Fund is defined in the Investment Company Act as the lesser of (i) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. The Fund has also adopted certain non-fundamental investment policies, including its investment objective. Non-fundamental investment policies may be changed by the Board without shareholder approval. Therefore, the Fund may change its investment objective without shareholder approval.
Fundamental Investment Policies
The Fund may not:
1.	Concentrate its investments in a particular industry, as that term is used in the Investment Company Act, except that the Fund will concentrate to approximately the same extent that an underlying fund concentrates in the securities of a particular industry or group of industries.
2.	Borrow money, except as permitted under the Investment Company Act.
3.	Issue senior securities to the extent such issuance would violate the Investment Company Act.
4.	Purchase or hold real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.
5.	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.
6.	Purchase or sell commodities or commodity contracts, except as permitted by the Investment Company Act.
7.	Make loans to the extent prohibited by the Investment Company Act.
Notations Regarding the Fund's Fundamental Investment Policies
The following notations are not considered to be part of the Fund’s fundamental investment policies and are subject to change without shareholder approval.
With respect to the fundamental policy relating to concentration set forth in (1) above, the Investment Company Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to the Fund's industry classifications, the Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market
21

indexes or rating group indexes, and/or as defined by Fund management. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.
With respect to the fundamental policy relating to borrowing money set forth in (2) above, the Investment Company Act permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (The Fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the Investment Company Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the Investment Company Act restrictions. In accordance with SEC staff guidance and interpretations, when the Fund engages in such transactions, the Fund instead of maintaining asset coverage of at least 300%, may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). The policy in (2) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the Investment Company Act and to permit the Fund to segregate or earmark liquid assets or enter into offsetting positions in accordance with the Investment Company Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.
With respect to the fundamental policy relating to underwriting set forth in (5) above, the Investment Company Act does not prohibit the Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the Investment Company Act permits the Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where the Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Although it is not believed that the application of the 1933 Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy in (5) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.
With respect to the fundamental policy relating to lending set forth in (7) above, the Investment Company Act does not prohibit the Fund from making loans (including lending its securities); however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.
Non-Fundamental Investment Policies
The Fund has adopted a non-fundamental policy not to make short sales of securities or maintain a short position, except to the extent permitted by the Fund's Prospectus and SAI, as amended from time to time, and applicable law.
The Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the Investment Company Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in the Underlying Fund, U.S. dollar-denominated investment-grade corporate bonds, one or more other underlying funds that principally invest in investment-grade corporate bonds, and in inflation swaps. The Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, an 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.
The Fund has adopted a non-fundamental policy not to purchase securities of other investment companies, except to the extent permitted by the Investment Company Act. As a matter of policy, however, the Fund will not purchase shares of any
22

registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1); provided that such policy will only be in effect if the Fund ceases to invest its assets in reliance on Section 12(d)(1)(G) in the iShares iBoxx $ Investment Grade Corporate Bond ETF (or a different underlying fund), as applicable.
Unless otherwise indicated, all limitations under the Fund's fundamental or non-fundamental investment policies apply only at the time that a transaction is undertaken. Any change in the percentage of the Fund's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment until BFA determines that it is practicable to sell or close out the investment without undue market or tax consequences.
Continuous Offering
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all of the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange generally is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.
Management
Trustees and Officers.  The Board has responsibility for the overall management and operations of the Fund, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).
The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). The Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust, and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 366 funds as of February 28, 2020. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The
23

address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Fund's Trustees and officers may be found in this SAI, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).
Interested Trustees
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[1] (63)	Trustee (since 2011).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares Trust (since 2009).
Salim Ramji[2] (49)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares Trust (since 2019).

[1]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[2]	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
24

Independent Trustees
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (70)	Trustee (since 2011); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.
Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (64)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (65)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).
John E. Kerrigan (64)	Trustee (since 2011); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005).
25

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Drew E. Lawton (60)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).
John E. Martinez (58)	Trustee (since 2011); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares Trust (since 2003); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).
Madhav V. Rajan (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares Trust (since 2011).
Officers
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Armando Senra (48)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).
Trent Walker (45)	Treasurer and Chief Financial Officer (since 2020).	Managing Director of BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.
26

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Charles Park (52)	Chief Compliance Officer (since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (51)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (59)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (57)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).
The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee of the Board. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Fund's investment adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board member of the Fund and the other funds in the Trust (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Also, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve (or continue to serve) as a Trustee.
Robert S. Kapito has been a Trustee of the Trust since 2011. Mr. Kapito has also served as a Director of iShares, Inc., a Trustee of iShares Trust since 2009 and a Director of BlackRock, Inc. since 2006. Mr. Kapito served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. In addition, he has over 20 years of experience as part of BlackRock, Inc. and BlackRock’s predecessor entities. Mr. Kapito serves as President of BlackRock, Inc., and is a member of the Global Executive Committee and Chairman of the Global Operating Committee. He is responsible for day-to-day oversight of BlackRock's key operating units, including Investment Strategies, Client Businesses, Technology & Operations, and Risk & Quantitative Analysis. Prior to assuming his current responsibilities in 2007, Mr. Kapito served as Vice Chairman of BlackRock, Inc. and Head of BlackRock's Portfolio Management Group. In that role, he was responsible for overseeing all portfolio management within BlackRock, including the Fixed Income, Equity, Liquidity, and Alternative Investment Groups. Mr. Kapito serves as a member of the Board of Trustees of the University of Pennsylvania and the Harvard Business School Board of Dean’s Advisors. He has also been President of the Board of Directors for the Hope & Heroes Children's Cancer Fund since 2002. Mr. Kapito earned a BS degree in economics from the Wharton School of the University of Pennsylvania in 1979, and an MBA degree from Harvard Business School in 1983.
27

Salim Ramji has been a Trustee of the Trust since 2019. Mr. Ramji has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2019. Mr. Ramji is the Global Head of BlackRock’s ETF and Index Investments business. In addition, he is a member of BlackRock’s Global Executive Committee. Prior to assuming his current responsibilities in 2019, Mr. Ramji was Head of BlackRock's U.S. Wealth Advisory business, where he was responsible for leading BlackRock's relationships with wealth management firms and platforms, for distributing BlackRock's alpha-seeking and iShares investment capabilities and for the adoption of BlackRock's portfolio construction and digital wealth technologies to financial advisors. Mr. Ramji joined BlackRock in 2014, serving initially as the Global Head of Corporate Strategy. Prior to BlackRock, Mr. Ramji was a Senior Partner at McKinsey & Company, where he led the Asset and Wealth Management practice areas. He started his career as a corporate finance and mergers and acquisitions lawyer at Clifford Chance LLP in London and Hong Kong. He has served as a Trustee of Graham Windham, a New York-based child care agency, since 2007. Mr. Ramji earned a bachelor's degree in economics and politics from University of Toronto, a law degree, from Cambridge University and is a CFA charter holder.
Cecilia H. Herbert has been a Trustee of the Trust since 2011 and Chair of the Trust’s Board since 2016. Ms. Herbert has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2005, and Chair of each Board since 2016. Ms. Herbert served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. In addition, Ms. Herbert served as Trustee of the Forward Funds from 2009 to 2018 and Trustee of Salient Funds from 2015 to 2018. She has served since 1992 on the Investment Council of the Archdiocese of San Francisco and was Chair from 1994 to 2005. She has served as a member of the Finance, Technology and Quality Committees and Trustee of Stanford Health Care since 2016 and became Chair of the Finance Committee of Stanford Health Care in 2019. She has served as an Audit Committee member since 2018 and a Trustee of WNET, New York’s public media station, since 2011. She became a member of the Governing Council of the Independent Directors Forum in 2018 and joined the board of Thrivent Church Loan and Income Fund in 2019. She was President of the Board of Catholic Charities CYO, the largest social services agency in the San Francisco Bay Area, from 2007 to 2011 and a member of that board from 1992 to 2013. She previously served as Trustee of the Pacific Select Funds from 2004 to 2005 and Trustee of the Montgomery Funds from 1992 to 2003. She worked from 1973 to 1990 at J.P. Morgan/Morgan Guaranty Trust doing international corporate finance and corporate lending, retiring as Managing Director and Head of the West Coast Office. Ms. Herbert has been on numerous non-profit boards, chairing investment and finance committees. She holds a double major in economics and communications from Stanford University and an MBA from Harvard Business School.
Jane D. Carlin has been a Trustee of the Trust since 2015 and Chair of the Risk Committee since 2016. Ms. Carlin has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2015, and Chair of the Risk Committee of each Board since 2016. Ms. Carlin has served as a consultant since 2012 and formerly served as Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley from 2006 to 2012. In addition, Ms. Carlin served as Managing Director and Global Head of the Bank Operational Risk Oversight Department of Credit Suisse Group from 2003 to 2006. Prior to that, Ms. Carlin served as Managing Director and Deputy General Counsel of Morgan Stanley. Ms. Carlin has over 30 years of experience in the financial sector and has served in a number of legal, regulatory, and risk management positions. Ms. Carlin has served as a member of the Audit Committee and as a Director of The Hanover Insurance Group, Inc., each since 2016. Ms. Carlin served as a member of the Audit Committee from 2012 to 2018, Chair of the Nominating and Governance Committee from 2017 to 2018 and as an Independent Director on the Board of PHH Corporation from 2012 to 2018. She previously served as a Director on the Boards of Astoria Financial Corporation and Astoria Bank. Ms. Carlin was appointed by the United States Treasury to the Financial Services Sector Coordinating Council for Critical Infrastructure Protection and Homeland Security, where she served as Chairperson from 2010 to 2012 and Vice Chair and Chair of the Cyber Security Committee from 2009 to 2010. Ms. Carlin has a BA degree in political science from State University of New York at Stony Brook and a JD degree from Benjamin N. Cardozo School of Law.
Richard L. Fagnani has been a Trustee of the Trust since 2017 and Chair of the Audit Committee of the Trust since 2019. Mr. Fagnani has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2017, and Chair of the Audit Committee of each Board since 2019. Mr. Fagnani served as an Advisory Board Member of the Trust, iShares Trust and iShares, Inc. from April 2017 to June 2017. Mr. Fagnani served as a Senior Audit Partner at KPMG LLP from 2002 to 2016, most recently as the U.S. asset management audit practice leader responsible for setting strategic direction and execution of the operating plan for the asset management audit practice. In addition, from 1977 to 2002, Mr. Fagnani served as an Audit Partner at Andersen LLP, where he developed and managed the asset management audit practice in the Philadelphia office. Mr. Fagnani served as a Trustee on the Board of the Walnut Street Theater in Philadelphia from 2009 to 2014 and as a member of the School of Business Advisory Board at LaSalle University from 2006 to 2014. Mr. Fagnani has a BS degree in Accounting from LaSalle University.
28

John E. Kerrigan has been a Trustee of the Trust since 2011 and Chair of the Equity Plus and Nominating and Governance Committees of the Trust since 2019. Mr. Kerrigan has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2005, and Chair of the Equity Plus and Nominating and Governance Committees of each Board since 2019. Mr. Kerrigan served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Kerrigan has served as Chief Investment Officer of Santa Clara University since 2002. Mr. Kerrigan was formerly a Managing Director at Merrill Lynch & Co., including the following responsibilities: Managing Director, Institutional Client Division, Western United States. Mr. Kerrigan has been a Director, since 1999, of The BASIC Fund (Bay Area Scholarships for Inner City Children). Mr. Kerrigan has a BA degree from Boston College and is a Chartered Financial Analyst Charterholder.
Drew E. Lawton has been a Trustee of the Trust since 2017 and Chair of the 15(c) Committee of the Trust since 2017. Mr. Lawton has also served as a Director of iShares, Inc., a Trustee of iShares Trust, and Chair of the 15(c) Committee of each Board since 2017. Mr. Lawton also served as an Advisory Board Member of the Trust, iShares, Inc. and iShares Trust from 2016 to 2017. Mr. Lawton served as Director of Principal Funds, Inc., Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds from March 2016 to October 2016. Mr. Lawton served in various capacities at New York Life Insurance Company from 2010 to 2015, most recently as a Senior Managing Director and Chief Executive Officer of New York Life Investment Management. From 2008 to 2010, Mr. Lawton was the President of Fridson Investment Advisors, LLC. Mr. Lawton previously held multiple roles at Fidelity Investments from 1997 to 2008. Mr. Lawton has a BA degree in Administrative Science from Yale University and an MBA from University of North Texas.
John E. Martinez has been a Trustee of the Trust since 2011 and Chair of the Securities Lending Committee of the Trust since 2019. Mr. Martinez has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2003, and Chair of the Securities Lending Committee of each Board since 2019. Mr. Martinez served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Martinez is a Director of Real Estate Equity Exchange, Inc., providing governance oversight and consulting services to this privately held firm that develops products and strategies for homeowners in managing the equity in their homes. Mr. Martinez currently serves as a Board member for the Cloudera Foundation, whose mission is to apply Cloudera’s data science expertise and discipline to solve global social problems. Mr. Martinez previously served as Director of Barclays Global Investors (“BGI”) UK Holdings, where he provided governance oversight representing BGI’s shareholders (Barclays PLC, BGI management shareholders) through oversight of BGI’s worldwide activities. Mr. Martinez also previously served as Co-Chief Executive Officer of the Global Index and Markets Group of BGI, Chairman of Barclays Global Investor Services and Chief Executive Officer of the Capital Markets Group of BGI. From 2003 to 2012, he was a Director and Executive Committee Member for Larkin Street Youth Services, providing governance oversight and strategy development to an agency that provides emergency and transitional housing, healthcare, education, job and life skills training to homeless youth. He now serves on the Larkin Street Honorary Board. From 2012 to 2016, Mr. Martinez served as a Director for Reading Partners, an organization committed to making all children literate through one-on-one tutoring of students in grades K-4 who are not yet reading at grade level. Mr. Martinez has an AB degree in economics from The University of California, Berkeley and holds an MBA degree in finance and statistics from The University of Chicago Booth School of Business.
Madhav V. Rajan has been a Trustee of the Trust since 2011 and Chair of the Fixed Income Plus Committee of the Trust since 2019. Mr. Rajan has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2011, and Chair of the Fixed Income Plus Committee of each Board since 2019. Mr. Rajan served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2011 to 2015. Mr. Rajan is the Dean and George Pratt Shultz Professor of Accounting at the University of Chicago Booth School of Business. From 2001 to 2017, Mr. Rajan was the Robert K. Jaedicke Professor of Accounting at the Stanford University Graduate School of Business. In April 2017, he received the school’s Robert T. Davis Award for Lifetime Achievement and Service. He has taught accounting for over 25 years to undergraduate, MBA and law students, as well as to senior executives. From 2010 to 2016, Mr. Rajan served as the Senior Associate Dean for Academic Affairs and head of the MBA Program at the Stanford University Graduate School of Business. Mr. Rajan served as editor of “The Accounting Review” from 2002 to 2008 and is co-author of “Cost Accounting: A Managerial Emphasis,” a leading cost accounting textbook. From 2013 to 2018, Mr. Rajan served on the Board of Directors of Cavium Inc., a semiconductor company. Mr. Rajan holds MS and PhD degrees in Accounting from Carnegie Mellon University.
Board – Leadership Structure and Oversight Responsibilities
Overall responsibility for oversight of the Fund rests with the Board. The Board has engaged BFA to manage the Fund on a day-to-day basis. The Board is responsible for overseeing BFA and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The
29

Board is currently composed of nine members, seven of whom are Independent Trustees. The Board currently conducts regular in person meetings four times a year. In addition, the Board frequently holds special in person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees meet regularly outside the presence of management, in executive session or with other service providers to the Trust.
The Board has appointed an Independent Trustee to serve in the role of Board Chair. The Board Chair’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Board Chair may also perform such other functions as may be delegated by the Board from time to time. The Board has established seven standing Committees: a Nominating and Governance Committee, an Audit Committee, a 15(c) Committee, a Securities Lending Committee, a Risk Committee, an Equity Plus Committee and a Fixed Income Plus Committee to assist the Board in the oversight and direction of the business and affairs of the Fund, and from time to time the Board may establish ad hoc committees or informal working groups to review and address the policies and practices of the Fund with respect to certain specified matters. The Chair of each standing Committee is an Independent Trustee. The role of the Chair of each Committee is to preside at all meetings of the Committee and to act as a liaison with service providers, officers, attorneys and other Trustees between meetings. Each standing Committee meets regularly to conduct the oversight functions delegated to the Committee by the Board and reports its finding to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and it allocates areas of responsibility among committees of Independent Trustees and the full Board to enhance effective oversight.
Day-to-day risk management with respect to the Fund is the responsibility of BFA or other service providers (depending on the nature of the risk), subject to the supervision of BFA. The Fund is subject to a number of risks, including investment, compliance, operational, reputational, counterparty and valuation risks, among others. While there are a number of risk management functions performed by BFA and other service providers, as applicable, it is not possible to identify and eliminate all of the risks applicable to the Fund. The Trustees have an oversight role in this area, satisfying themselves that risk management processes and controls are in place and operating effectively. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. In some cases, risk management issues are specifically addressed in presentations and discussions. For example, BFA has an independent dedicated Risk and Quantitative Analysis Group (“RQA”) that assists BFA in managing fiduciary and corporate risks, including investment, operational, counterparty credit and enterprise risk. Representatives of RQA meet with the Board to discuss their analysis and methodologies, as well as specific risk topics such as operational and counterparty risks relating to the Fund. The Board, directly or through a committee, also reviews reports from, among others, management and the independent registered public accounting firm for the Trust, as appropriate, regarding risks faced by the Fund and management’s risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Trust's compliance program, including assessments by independent third parties, and reports to the Board regarding compliance matters for the Trust and its principal service providers. In testing and maintaining the compliance program, the Chief Compliance Officer (and his or her delegates) assesses key compliance risks affecting the Fund, and addresses them in periodic reports to the Board. In addition, the Audit Committee meets with both the Fund's independent registered public accounting firm and BFA’s internal audit group to review risk controls in place that support the Fund as well as test results. Board oversight of risk is also performed as needed between meetings through communications between BFA and the Board. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities. From time to time, the Board may modify the manner in which it conducts risk oversight. The Board’s oversight role does not make it a guarantor of the Fund's investment performance or other activities.
Committees of the Board of Trustees.  The members of the Audit Committee are Richard L. Fagnani (Chair), John E. Kerrigan and Madhav V. Rajan, each of whom is an Independent Trustee. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (ii) in its oversight of the Trust's financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal controls, compliance controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met eight times during the fiscal year ended October 31, 2019.
30

The members of the Nominating and Governance Committee are John E. Kerrigan (Chair), Madhav V. Rajan and Drew E. Lawton, each of whom is an Independent Trustee. The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board and recommends appointments to the Advisory Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Board Chair; (v) periodic review of the Board's retirement policy; and (vi) recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Board, Board Chair and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nominations recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee met one time during the fiscal year ended October 31, 2019.
Each Independent Trustee serves on the 15(c) Committee. The Chair of the 15(c) Committee is Drew E. Lawton. The principal responsibilities of the 15(c) Committee are to support, oversee and organize on behalf of the Board the process for the annual review and renewal of the Trust's advisory and sub-advisory agreements. These responsibilities include: (i) meeting with BlackRock, Inc. in advance of the Board meeting at which the Trust's advisory and sub-advisory agreements are to be considered to discuss generally the process for providing requested information to the Board and the format in which information will be provided; and (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to evaluate the investment advisory and sub-advisory agreements of the Trust. The 15(c) Committee met three times during the fiscal year ended October 31, 2019.
The members of the Securities Lending Committee are John E. Martinez (Chair), Jane D. Carlin and Drew E. Lawton, each of whom is an Independent Trustee. The principal responsibilities of the Securities Lending Committee are to support, oversee and organize on behalf of the Board the process for oversight of the Trust's securities lending activities. These responsibilities include: (i) requesting that certain information be provided to the Committee for its review and consideration prior to such information being provided to the Board; (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to oversee the Trust's securities lending activities and make required findings and approvals; and (iii) providing a recommendation to the Board regarding the annual approval of the Trust's Securities Lending Guidelines and the required findings with respect to, and annual approval of, the Trust's agreement with the securities lending agent. The Securities Lending Committee met six times during the fiscal year ended October 31, 2019.
The members of the Equity Plus Committee are John E. Kerrigan (Chair), John E. Martinez and Drew E. Lawton, each of whom is an Independent Trustee. The principal responsibilities of the Equity Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for equity funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Equity Plus Committee met four times during the fiscal year ended October 31, 2019.
The members of the Fixed Income Plus Committee are Madhav V. Rajan (Chair), Jane D. Carlin and Richard L. Fagnani, each of whom is an Independent Trustee. The principal responsibilities of the Fixed Income Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for fixed-income or multi-asset funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Fixed Income Plus Committee met four times during the fiscal year ended October 31, 2019.
The members of the Risk Committee are Jane D. Carlin (Chair), Richard L. Fagnani and John E. Martinez, each of whom is an Independent Trustee. The principal responsibility of the Risk Committee is to consider and organize on behalf of the Board
31

risk related matters of the Fund so the Board may most effectively structure itself to oversee them. The Risk Committee commenced on January 1, 2016. The Risk Committee met eight times during the fiscal year ended October 31, 2019.
As the Chair of the Board, Cecilia H. Herbert may serve as an ex-officio member of each Committee.
The following table sets forth, as of December 31, 2019, the dollar range of equity securities beneficially owned by each Trustee in the Fund and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust. If a fund is not listed below, the Trustee did not own any securities in that fund as of the date indicated above:
Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Robert S. Kapito	None	None	None

Salim Ramji[1]	iShares Commodities Select Strategy ETF	$10,001-$50,000	Over $100,000
	iShares Core MSCI Emerging Markets ETF	Over $100,000
	iShares Core MSCI Total International Stock ETF	$1-$10,000
	iShares Core S&P 500 ETF	$1-$10,000
	iShares Core S&P Total U.S. Stock Market ETF	$1-$10,000
	iShares Expanded Tech Sector ETF	$1-$10,000
	iShares Expanded Tech-Software Sector ETF	$1-$10,000
	iShares MSCI USA ESG Select ETF	$1-$10,000
	iShares North American Natural Resources ETF	$10,001-$50,000
	iShares Robotics and Artificial Intelligence Multisector ETF	$1-$10,000
	iShares TIPS Bond ETF	$10,001-$50,000

Cecilia H. Herbert	iShares California Muni Bond ETF	Over $100,000	Over $100,000
	iShares China Large-Cap ETF	$50,001-$100,000
	iShares Core Dividend Growth ETF	$50,001-$100,000
	iShares Core MSCI Emerging Markets ETF	$1-$10,000
	iShares Core MSCI Total International Stock ETF	$10,001-$50,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Core S&P U.S. Growth ETF	$50,001-$100,000
	iShares Core S&P U.S. Value ETF	$50,001-$100,000
	iShares iBoxx $ High Yield Corporate Bond ETF	$10,001-$50,000
	iShares International Select Dividend ETF	$1-$10,000
	iShares MSCI EAFE ETF	$1-$10,000
	iShares MSCI Japan ETF	$10,001-$50,000
	iShares National Muni Bond ETF	$10,001-$50,000
	iShares Preferred and Income Securities ETF	$10,001-$50,000

32

Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Jane D. Carlin	iShares 1-3 Year Treasury Bond ETF	$50,001-$100,000	Over $100,000
	iShares Core MSCI Emerging Markets ETF	$10,001-$50,000
	iShares Core MSCI Total International Stock ETF	Over $100,000
	iShares Core S&P Mid-Cap ETF	$10,001-$50,000
	iShares Core S&P Small-Cap ETF	Over $100,000
	iShares Core U.S. Aggregate Bond ETF	Over $100,000
	iShares Edge MSCI Min Vol USA ETF	$50,001-$100,000
	iShares Global Tech ETF	$10,001-$50,000
	iShares MSCI ACWI ETF	Over $100,000
	iShares MSCI ACWI ex U.S. ETF	$50,001-$100,000
	iShares MSCI EAFE Small-Cap ETF	$10,001-$50,000
	iShares MSCI Emerging Markets Small-Cap ETF	$10,001-$50,000
	iShares Select Dividend ETF	$10,001-$50,000
	iShares Ultra Short-Term Bond ETF	Over $100,000

Richard L. Fagnani	iShares Core MSCI EAFE ETF	$10,001-$50,000	Over $100,000
	iShares Core S&P 500 ETF	$10,001-$50,000
	iShares Core S&P Small-Cap ETF	$10,001-$50,000
	iShares Edge MSCI Multifactor Emerging Markets ETF	$10,001-$50,000
	iShares Edge MSCI USA Value Factor ETF	$10,001-$50,000
	iShares Exponential Technologies ETF	$10,001-$50,000
	iShares Global Clean Energy ETF	$10,001-$50,000
	iShares MSCI EAFE Value ETF	$10,001-$50,000
	iShares MSCI Emerging Markets Small-Cap ETF	$10,001-$50,000
	iShares Robotics and Artificial Intelligence Multisector ETF	$10,001-$50,000
	iShares S&P Small-Cap 600 Value ETF	$10,001-$50,000
	iShares Select Dividend ETF	$10,001-$50,000
	iShares U.S. Financials ETF	$10,001-$50,000

John E. Kerrigan	iShares MSCI ACWI ex U.S. ETF	Over $100,000	Over $100,000

Drew E. Lawton	iShares 0-5 Year High Yield Corporate Bond ETF	Over $100,000	Over $100,000
	iShares Core Dividend Growth ETF	$50,001-$100,000
	iShares Core MSCI Total International Stock ETF	$50,001-$100,000
	iShares Core S&P Total U.S. Stock Market ETF	Over $100,000
33

Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares Exponential Technologies ETF	Over $100,000
	iShares MSCI Frontier 100 ETF	$1-$10,000
	iShares Nasdaq Biotechnology ETF	$50,001-$100,000
	iShares Short Maturity Bond ETF	Over $100,000
	iShares Ultra Short-Term Bond ETF	Over $100,000

John E. Martinez	iShares Core 5-10 Year USD Bond ETF	Over $100,000	Over $100,000
	iShares Core International Aggregate Bond ETF	Over $100,000
	iShares Global Consumer Staples ETF	Over $100,000
	iShares Interest Rate Hedged Long-Term Corporate Bond ETF	Over $100,000
	iShares Intermediate-Term Corporate Bond ETF	Over $100,000
	iShares MSCI EAFE ETF	Over $100,000
	iShares Russell 1000 ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000

Madhav V. Rajan	iShares Broad USD High Yield Corporate Bond ETF	Over $100,000	Over $100,000
	iShares Core Dividend Growth ETF	Over $100,000
	iShares Core High Dividend ETF	Over $100,000
	iShares Core MSCI EAFE ETF	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Mortgage Real Estate ETF	Over $100,000
	iShares Preferred and Income Securities ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000
	iShares Select Dividend ETF	Over $100,000
	iShares Short-Term Corporate Bond ETF	Over $100,000
	iShares Short Maturity Bond ETF	Over $100,000
	iShares Ultra Short-Term Bond ETF	Over $100,000

[1]	Appointed to serve as an Interested Trustee effective June 19, 2019.
As of December 31, 2019, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of BFA (the Fund's investment adviser), the Distributor or any person controlling, controlled by or under common control with BFA or the Distributor.
Remuneration of Trustees and Advisory Board Members.  Effective January 1, 2020, each current Independent Trustee is paid an annual retainer of $395,000 for his or her services as a Board member to the BlackRock-advised Funds in the Exchange-Traded Fund Complex, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings. The annual retainer for services as an Advisory Board Member is
34

the same as the annual retainer for services as a Board member.  The Independent Chair of the Board is paid an additional annual retainer of $80,000. The Chair of each of the Equity Plus Committee, Fixed Income Plus Committee, Securities Lending Committee, Risk Committee, Nominating and Governance Committee and 15(c) Committee is paid an additional annual retainer of $25,000. The Chair of the Audit Committee is paid an additional annual retainer of $40,000. Each Independent Trustee that served as a director of subsidiaries of the Exchange-Traded Fund Complex is paid an additional annual retainer of $10,000 (plus an additional $1,765 paid annually to compensate for taxes due in the Republic of Mauritius in connection with such Trustee’s service on the boards of certain Mauritius-based subsidiaries).
The table below sets forth the compensation earned by each Independent Trustee and Interested Trustee for services to the Fund for the fiscal year ended October 31, 2019 and the aggregate compensation paid to them for services to the Exchange-Traded Fund Complex for the calendar year ended December 31, 2019.
Name	iShares Inflation Hedged Corporate Bond ETF	Pension or Retirement Benefits Accrued As Part of Trust Expenses[4]	Estimated Annual Benefits Upon Retirement[4]	Total Compensation From the Fund and Fund Complex[5]
Independent Trustees:

Jane D. Carlin	$2	Not Applicable	Not Applicable	$395,000
Richard L. Fagnani	2	Not Applicable	Not Applicable	421,764
Cecilia H. Herbert	2	Not Applicable	Not Applicable	450,000
Charles A. Hurty[1]	1	Not Applicable	Not Applicable	N/A
John E. Kerrigan	2	Not Applicable	Not Applicable	420,000
Drew E. Lawton	2	Not Applicable	Not Applicable	406,764
John E. Martinez	2	Not Applicable	Not Applicable	395,000
Madhav V. Rajan	2	Not Applicable	Not Applicable	395,000

Interested Trustees:

Robert S. Kapito	$0	Not Applicable	Not Applicable	$0
Salim Ramji[2]	0	Not Applicable	Not Applicable	0
Mark K. Wiedman[3]	0	Not Applicable	Not Applicable	0

[1]	Served as an Independent Trustee through December 31, 2018.
[2]	Appointed to serve as an Interested Trustee effective June 19, 2019.
[3]	Served as an Interested Trustee through June 19, 2019.
[4]	No Trustee or officer is entitled to any pension or retirement benefits from the Trust.
[5]	Also includes compensation for service on the Board of Trustees of iShares Trust and the Board of Directors of iShares, Inc.
Control Persons and Principal Holders of Securities.
The Trustees and officers of the Trust collectively owned less than 1% of the Fund's outstanding shares as of January 31, 2020.
Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants (as defined below), as of January 31, 2020, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of the Fund were as follows:
Name and Address	Percentage of Ownership
State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	80.00%
35

Name and Address	Percentage of Ownership
TD Ameritrade Clearing, Inc. 4700 Alliance Gateway Freeway Fort Worth, TX 76177	9.69%
Potential Conflicts of Interest.  The PNC Financial Services Group, Inc. (“PNC”), through a subsidiary, has a significant economic interest in BlackRock, Inc., the parent of BFA, the Fund's investment adviser. Certain activities of BFA, BlackRock, Inc. and the other subsidiaries of BlackRock, Inc. (collectively referred to in this section as “BlackRock”) and PNC and its subsidiaries (collectively referred to in this section as the “Entities”), and their respective directors, officers and employees, with respect to the Fund and/or other accounts managed by BlackRock or Entities, may give rise to actual or perceived conflicts of interest such as those described below.
BlackRock is one of the world's largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock, PNC and their respective subsidiaries and each of their respective directors, officers and employees, including, in the case of BlackRock, the business units or entities and personnel who may be involved in the investment activities and business operations of the Fund, are engaged worldwide in businesses, including managing equities, fixed-income securities, cash and alternative investments, and banking and other financial services, and have interests other than that of managing the Fund. These are considerations of which investors in the Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These businesses and interests include potential multiple advisory, transactional, financial and other relationships with, or interests in, companies and interests in securities or other instruments that may be purchased or sold by the Fund.
BlackRock and the Entities have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. BlackRock and the Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case, for the accounts of clients and, in some cases, on a proprietary basis. As such, BlackRock and the Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Fund invests, which could have an adverse impact on the Fund's performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of the Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.
When BlackRock seeks to purchase or sell the same assets for managed accounts, including the Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for the Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or the Entities may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund, particularly, but not limited to, with respect to small-capitalization, emerging market or less liquid strategies. This may occur with respect to BlackRock-advised accounts when investment decisions regarding the Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.
Conflicts may also arise because portfolio decisions regarding the Fund may benefit other accounts managed by BlackRock. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) BlackRock or its other accounts or funds, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) BlackRock or its other accounts or funds. In addition, to the extent permitted by applicable law, the Fund may invest its assets in other funds advised by BlackRock, including funds that are managed by one or more of the same portfolio
36

managers, which could result in conflicts of interest relating to asset allocation, timing of Fund purchases and redemptions, and increased remuneration and profitability for BlackRock, and/or its personnel, including portfolio managers.
In certain circumstances, BlackRock, on behalf of the Fund, may seek to buy from or sell securities to another fund or account advised by BlackRock. BlackRock may (but is not required to) effect purchases and sales between BlackRock clients (“cross trades”), including the Fund, if BlackRock believes such transactions are appropriate based on each party's investment objectives and guidelines, subject to applicable law and regulation. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit BlackRock’s decision to engage in these transactions for the Fund. BlackRock may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions. On any occasion when the Fund participates in a cross trade, BlackRock will comply with procedures adopted under applicable rules and SEC guidance.
BlackRock and the Entities and their respective clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund's investments may be negatively impacted by the activities of BlackRock or the Entities or their respective clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.
The results of the Fund’s investment activities may differ significantly from the results achieved by BlackRock for its proprietary accounts or other accounts (including investment companies or collective investment vehicles) which it manages or advises. It is possible that one or more accounts managed or advised by BlackRock and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more proprietary or other accounts managed or advised by BlackRock achieve significant profits. The opposite result is also possible.
From time to time, the Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual requirements applicable to BlackRock or one or more Entities or other accounts managed or advised by BlackRock or an Entity for clients worldwide, and/or the internal policies of BlackRock and the Entities designed to comply with such requirements. As a result, there may be periods, for example, when BlackRock will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Entities are performing services or when position limits have been reached. For example, the investment activities of BlackRock or one or more Entities for their proprietary accounts and accounts under their management may limit the investment opportunities for the Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.
In connection with its management of the Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by BlackRock. BlackRock will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, BlackRock will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock, or the activities or strategies used for accounts managed by BlackRock or other client accounts could conflict with the transactions and strategies employed by BlackRock in managing the Fund.
The Fund may be included in investment models developed by BlackRock for use by clients and financial advisors. To the extent clients invest in these investment models and increase the assets under management of the Fund, the investment management fee amounts paid by the Fund to BlackRock may also increase. The price, availability and liquidity of the Fund may be impacted by purchases and redemptions of the Fund by model-driven investment portfolios.
In addition, certain principals and certain employees of the Fund’s investment adviser are also principals or employees of other business units or entities within BlackRock. As a result, these principals and employees may have obligations to such other business units or entities or their clients and such obligations to other business units or entities or their clients may be a consideration of which investors in the Fund should be aware.
BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which clients of BlackRock or an Entity, or, to the extent permitted by the SEC and applicable law, BlackRock or an Entity, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of
37

the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of BlackRock or an Entity.
BlackRock or one or more Entities may also create, write or issue derivatives for their clients, the underlying securities, currencies or instruments in which the Fund may invest or which may be based on the performance of the Fund. BlackRock has entered into an arrangement with Markit Indices Limited, the index provider for underlying fixed-income indexes used by certain iShares funds, related to derivative fixed-income products that are based on such iShares funds. BlackRock will receive certain payments for licensing intellectual property belonging to BlackRock and for facilitating the provision of data in connection with such derivative products, which may include payments based on the trading volumes of, or revenues generated by, the derivative products. Other funds and accounts managed by BlackRock may from time to time transact in such derivative products, which could contribute to the viability of such derivative products by making them more appealing to funds and accounts managed by third parties, and in turn lead to increased payments to BlackRock. Trading activity in such derivative products could also potentially lead to increased purchase activity with respect to these iShares funds and increased assets under management for BlackRock.
The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by BlackRock or one or more Entities and may also enter into transactions with other clients of BlackRock or an Entity where such other clients have interests adverse to those of the Fund.
At times, these activities may cause business units or entities within BlackRock or an Entity to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent such transactions are permitted, the Fund will deal with BlackRock and/or Entities on an arm’s-length basis.
To the extent authorized by applicable law, BlackRock or one or more Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for the Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by BlackRock or an Entity will be in its view commercially reasonable, although BlackRock and each Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to BlackRock or the Entity and such sales personnel, which may have an adverse effect on the Fund. Index based funds also may use an index provider that is affiliated with another service provider of the Fund or BlackRock that acts as a broker, dealer, agent, lender or in other commercial capacities for the Fund or BlackRock.
Subject to applicable law, BlackRock and the Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Fund as broker, dealer, agent, lender, adviser or in other commercial capacities. No accounting to the Fund or its shareholders will be required, and no fees or other compensation payable by the Fund or its shareholders will be reduced by reason of receipt by BlackRock or an Entity of any such fees or other amounts.
When BlackRock or an Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Fund, BlackRock or the Entity may take commercial steps in its own interests, which may have an adverse effect on the Fund. The Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. BlackRock will not have any obligation to allow its credit to be used in connection with the Fund's establishment of its business relationships, nor is it expected that the Fund's counterparties will rely on the credit of BlackRock in evaluating the Fund's creditworthiness.
BTC, an affiliate of BFA pursuant to SEC exemptive relief, acts as securities lending agent to, and receives a share of securities lending revenues from, the Fund. BlackRock will also receive compensation for managing the reinvestment of the cash collateral from securities lending. There are potential conflicts of interests in managing a securities lending program, including but not limited to: (i) BlackRock as securities lending agent may have an incentive to increase or decrease the amount of securities on loan or to lend particular securities in order to generate additional risk-adjusted revenue for BlackRock and its affiliates; and (ii) BlackRock as securities lending agent may have an incentive to allocate loans to clients that would provide more revenue to BlackRock. As described further below, BlackRock seeks to mitigate this conflict by providing its securities lending clients with equal lending opportunities over time in order to approximate pro rata allocation.
As part of its securities lending program, BlackRock indemnifies certain clients and/or funds against a shortfall in collateral in the event of borrower default. BlackRock’s RQA calculates, on a regular basis, BlackRock’s potential dollar exposure to the risk
38

of collateral shortfall upon counterparty default (“shortfall risk”) under the securities lending program for both indemnified and non-indemnified clients. On a periodic basis, RQA also determines the maximum amount of potential indemnified shortfall risk arising from securities lending activities (“indemnification exposure limit”) and the maximum amount of counterparty-specific credit exposure (“credit limits”) BlackRock is willing to assume as well as the program’s operational complexity. RQA oversees the risk model that calculates projected shortfall values using loan-level factors such as loan and collateral type and market value as well as specific borrower counterparty credit characteristics. When necessary, RQA may further adjust other securities lending program attributes by restricting eligible collateral or reducing counterparty credit limits. As a result, the management of the indemnification exposure limit may affect the amount of securities lending activity BlackRock may conduct at any given point in time and impact indemnified and non-indemnified clients by reducing the volume of lending opportunities for certain loans (including by asset type, collateral type and/or revenue profile).
BlackRock uses a predetermined systematic process in order to approximate pro rata allocation over time. In order to allocate a loan to a portfolio: (i) BlackRock as a whole must have sufficient lending capacity pursuant to the various program limits (i.e., indemnification exposure limit and counterparty credit limits); (ii) the lending portfolio must hold the asset at the time a loan opportunity arrives; and (iii) the lending portfolio must also have enough inventory, either on its own or when aggregated with other portfolios into one single market delivery, to satisfy the loan request. In doing so, BlackRock seeks to provide equal lending opportunities for all portfolios, independent of whether BlackRock indemnifies the portfolio. Equal opportunities for lending portfolios does not guarantee equal outcomes. Specifically, short and long-term outcomes for individual clients may vary due to asset mix, asset/liability spreads on different securities, and the overall limits imposed by the firm.
Purchases and sales of securities and other assets for the Fund may be bunched or aggregated with orders for other BlackRock client accounts, including with accounts that pay different transaction costs solely due to the fact that they have different research payment arrangements. BlackRock, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable or required, or in cases involving client direction.
Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.
Subject to applicable law, BlackRock may select brokers (including, without limitation, certain Entities) that furnish BlackRock, the Fund, other BlackRock client accounts or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock's view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and OTC transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Fund and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other BlackRock client accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.
BlackRock does not currently enter into arrangements to use the Fund's assets for, or participate in, soft dollars, although BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock. BlackRock, unless prohibited by applicable law, may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services
39

BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock, unless prohibited by applicable law, may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.
BlackRock may utilize certain electronic crossing networks (“ECNs”) (including, without limitation, ECNs in which BlackRock or an Entity has an investment or other interest, to the extent permitted by applicable law) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Fund. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.
BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with BlackRock's fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or an Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see the Proxy Voting Policy section of this SAI.
It is also possible that, from time to time, BlackRock or an Entity may, subject to compliance with applicable law, purchase and hold shares of the Fund. Increasing the Fund’s assets may enhance liquidity, investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. BlackRock and the Entities reserve the right, subject to compliance with applicable law, to sell into the market or redeem in Creation Units through an Authorized Participant at any time some or all of the shares of the Fund acquired for their own accounts. A large sale or redemption of shares of the Fund by BlackRock or an Entity could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's liquidity, investment flexibility, portfolio diversification, expense ratio or ability to comply with the listing requirements for the Fund. BlackRock seeks to consider the effect of redemptions on the Fund and other shareholders in deciding whether to redeem its shares but is not obligated to do so and may elect not to do so.
It is possible that the Fund may invest in securities of, or engage in transactions with, companies with which an Entity has developed or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or an Entity has significant debt or equity investments or other interests or in which an Entity makes a market. The Fund may also invest in issuances (such as structured notes) by entities for which BlackRock provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The Fund also may invest in securities of, or engage in transactions with, companies to which an Entity provides or may in the future provide research coverage. Such investments or transactions could cause conflicts between the interests of the Fund and the interests of BlackRock, other clients of BlackRock or an Entity. In making investment decisions for the Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any unit of BlackRock in the course of these activities. In addition, from time to time, the activities of BlackRock or an Entity may limit the Fund's flexibility in purchases and sales of securities. When an Entity is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund. As indicated below, BlackRock or an Entity may engage in transactions with companies in which BlackRock-advised funds or other clients of BlackRock or of an Entity have an investment.
BlackRock and Chubb Limited (“Chubb”), a public company whose securities are held by BlackRock-advised funds and other accounts, partially funded the creation of a re-insurance company (“Re Co”) pursuant to which each has approximately a 9.9% ownership interest and each has representation on the board of directors. Certain employees and executives of BlackRock have a less than ½ of 1% ownership interest in Re Co. BlackRock manages the investment portfolio of Re Co, which is held in a wholly-owned subsidiary. Re Co participates as a reinsurer with reinsurance contracts underwritten by
40

subsidiaries of Chubb. An independent director of certain BlackRock-advised funds also serves as an independent director of Chubb and has no interest or involvement in the Re Co transaction.
BlackRock and the Entities, their personnel and other financial service providers may have interests in promoting sales of the Fund. With respect to BlackRock and the Entities and their personnel, the remuneration and profitability relating to services to and sales of the Fund or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and the Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Fund or its shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or the Entities and such personnel resulting from transactions on behalf of or management of the Fund may be greater than the remuneration and profitability resulting from other funds or products.
Third parties, including service providers to BlackRock or the Fund, may sponsor events (including, but not limited to, marketing and promotional activities and presentations, educational training programs and conferences) for registered representatives, other professionals and individual investors. There is a potential conflict of interest as such sponsorships may defray the costs of such activities to BlackRock, and may provide an incentive to BlackRock to retain such third parties to provide services to the Fund.
BlackRock may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for such clients' accounts may differ from the valuations for the same securities or investments assigned by the Fund's pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund's pricing vendors. While BlackRock will generally communicate its valuation information or determinations to the Fund's pricing vendors and/or fund accountants, there may be instances where the Fund's pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.
As disclosed in more detail in the Determination of Net Asset Value section of the Fund’s Prospectus and this SAI, when market quotations are not readily available or are believed by BlackRock to be unreliable, the Fund’s investments are valued at fair value by BlackRock in accordance with procedures adopted by the Board. When determining “fair value price,” BlackRock seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders and may affect the amount of revenue received by BlackRock with respect to services for which it receives an asset-based fee.
To the extent permitted by applicable law, the Fund may invest all or some of its short-term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, the Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund or other similarly-managed private fund in which it invests, which may result in the Fund bearing some additional expenses.
BlackRock and its directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that the Fund will be adversely affected by this personal trading, the Fund, BFA and BlackRock have each adopted a code of ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. Each code of ethics is available by contacting BlackRock at the telephone number on the back cover of the Fund’s Prospectus or by accessing the
41

EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.
BlackRock will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules or guidance adopted under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Fund and/or BlackRock by the SEC. These transactions would be effected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of the Fund may be restricted because of regulatory requirements applicable to BlackRock and/or BlackRock's internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which BlackRock or an Entity is performing investment banking, market making, advisory or other services or has proprietary positions. For example, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of the Fund, particularly where such services result in BlackRock obtaining material non-public information about the company (e.g., in connection with participation in a creditors’ committee). Similar situations could arise if personnel of BlackRock serve as directors of companies the securities of which the Fund wishes to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock’s policies and procedures (including the necessary implementation of appropriate information barriers), the Fund may purchase securities or instruments that are issued by such companies, are the subject of an underwriting, distribution or advisory assignment by an Entity, or are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock are directors or officers of the issuer.
The investment activities of BlackRock for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Fund. For example, in certain circumstances where the Fund invests in securities issued by companies that operate in certain regulated industries or in certain emerging or international markets, or is subject to corporate or regulatory ownership restrictions, or invests in certain futures or other derivative transactions, there may be limits on the aggregate amount invested by BlackRock for their proprietary accounts and for client accounts (including the Fund) that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Fund or other client accounts to suffer disadvantages or business restrictions.
If certain aggregate ownership thresholds are reached either through the actions of BlackRock or the Fund or as a result of third-party transactions, the ability of BlackRock, on behalf of clients (including the Fund), to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of its clients (including the Fund), may limit purchases, sell existing investments, or otherwise restrict, forgo or limit the exercise of rights (including transferring, outsourcing or limiting voting rights or forgoing the right to receive dividends) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.
In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients (including the Fund), taking into consideration benchmark weight and investment strategy. BlackRock has adopted certain controls designed to prevent the occurrence of a breach of any applicable ownership threshold or limits, including, for example, when ownership in certain securities nears an applicable threshold, BlackRock may remove such securities from the list of Deposit Securities to be delivered to the Fund in connection with purchases of Creation Units of such Fund and may limit purchases in such securities to the issuer's weighting in the applicable benchmark used by BlackRock to manage such Fund. If client (including Fund) holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.
In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.
42

BlackRock may not serve as an Authorized Participant in the creation and redemption of iShares ETFs.
BlackRock may maintain securities indices. To the extent permitted by applicable laws, the Fund may seek to license and use such indices as part of its investment strategy. Index based funds that seek to track the performance of securities indices also may use the name of the index or index provider in the fund name. Index providers, including BlackRock (to the extent permitted by applicable law), may be paid licensing fees for use of their index or index name. BlackRock may benefit from the Fund using BlackRock indices by creating increasing acceptance in the marketplace for such indices. BlackRock is not obligated to license its indices to any Fund and the Fund is under no obligation to use BlackRock indices. Any Fund that enters into a license for a BlackRock index cannot be assured that the terms of any index licensing agreement with BlackRock will be as favorable as those terms offered to other licensees.
The custody arrangement described in “Investment Advisory, Administrative and Distribution Services” may lead to potential conflicts of interest with BlackRock where BlackRock has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of the Fund (or where BlackRock charges a unitary management fee). This is because the custody arrangements with the Fund's custodian may have the effect of reducing custody fees when the Fund leaves cash balances uninvested. This could be viewed as having the potential to provide BlackRock an incentive to keep high positive cash balances for the Fund in order to offset fund custody fees that BlackRock might otherwise reimburse or pay. However, BlackRock’s portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance. For funds without a unitary management fee, when a fund’s actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BlackRock would be required to make to the fund.
BlackRock may enter into contractual arrangements with third-party service providers to the Fund (e.g., custodians, administrators and index providers) pursuant to which BlackRock receives fee discounts or concessions in recognition of BlackRock’s overall relationship with such service providers. To the extent that BlackRock is responsible for paying these service providers out of its management fee, the benefits of any such fee discounts or concessions may accrue, in whole or in part, to BlackRock.
BlackRock owns or has an ownership interest in certain trading, portfolio management, operations and/or information systems used by Fund service providers. These systems are, or will be, used by a Fund service provider in connection with the provision of services to accounts managed by BlackRock and funds managed and sponsored by BlackRock, including the Fund, that engage the service provider (typically the custodian). The Fund’s service provider remunerates BlackRock for the use of the systems. The Fund service provider’s payments to BlackRock for the use of these systems may enhance the profitability of BlackRock.
BlackRock has entered into an arrangement with Intercontinental Exchange, Inc. (“ICE”) to be one of ICE’s development partners in connection with ICE’s intention to launch a new open-architecture, centralized industry platform to facilitate creation and redemption orders for ETFs (the “ICE Platform”). As a development partner, BlackRock has licensed certain of its intellectual property to ICE. Once the ICE Platform is launched, BlackRock intends to use the ICE Platform to facilitate creations and redemptions in the Fund and certain other services provided by the ICE Platform. BlackRock may have an incentive to promote the broad adoption of the ICE Platform by the ETF marketplace because BlackRock will earn a fee, based on the total revenues earned by the ICE Platform, for licensing BlackRock’s intellectual property to ICE and for BlackRock’s role as development partner. ICE Data Indices, LLC, the underlying index provider for certain BFA managed funds, is a wholly owned subsidiary of ICE.
BlackRock’s receipt of fees from a service provider in connection with the use of systems provided by BlackRock may create an incentive for BlackRock to recommend that the Fund enter into or renew an arrangement with the service provider.
The Fund from time to time may purchase in the secondary market (i) certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (“PNC Mortgage”) or Midland Loan Services, Inc. (“Midland”), or (ii) mortgage-related securities containing loans or mortgages originated by PNC Bank, National Association (“PNC Bank”) or its affiliates. It is possible that under some circumstances, PNC Mortgage, Midland or other affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage, Midland or their affiliates. For example, if PNC Mortgage, Midland or their affiliates engaged in negligence or willful misconduct in carrying out its duties as a master servicer, then any holder of the mortgage-backed security could seek recourse against PNC Mortgage, Midland or their affiliates, as applicable. Also, as a master servicer, PNC Mortgage, Midland or their affiliates may make certain representations and warranties regarding the quality of the mortgages and properties
43

underlying a mortgage-backed security. If one or more of those representations or warranties is false, then the holders of the mortgage backed securities could trigger an obligation of PNC Mortgage, Midland or their affiliates, as applicable, to repurchase the mortgages from the issuing trust. Finally, PNC Mortgage, Midland or their affiliates may own securities that are subordinate to the senior mortgage-backed securities owned by the Fund.
Present and future activities of BlackRock (including BFA) and the Entities and their respective directors, officers and employees, in addition to those described in this section, may give rise to additional conflicts of interest.
Legal Proceedings.  On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares Preferred and Income Securities ETF and iShares U.S. Aerospace & Defense ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of iShares Trust (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a “flash crash,” such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of Plaintiffs’ claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs’ claims. On March 3, 2020, plaintiffs filed a petition for review by the California Supreme Court. On May 27, 2020, the California Supreme Court denied Plaintiffs’ petition for review. Plaintiffs may choose to petition the U.S. Supreme Court for further review.
Investment Advisory, Administrative and Distribution Services
Investment Adviser.  BFA serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and BFA. BFA is a California corporation indirectly owned by BlackRock, Inc. and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the investment advisory agreement, BFA, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund, manages and administers the Trust and the investment of the Fund’s assets. BFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund.
Pursuant to the investment advisory agreement, BFA may, from time to time, in its sole discretion and to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BFA, to perform investment advisory or other services with respect to the Fund. In addition, BFA may delegate certain of its investment advisory functions under the investment advisory agreement to one or more of its affiliates to the extent permitted by applicable law. BFA may terminate any or all sub-advisers or such delegation arrangements in its sole discretion upon appropriate notice at any time to the extent permitted by applicable law.
BFA is responsible, under the investment advisory agreement, for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. BFA is not responsible for, and the Fund will bear the cost of the management fee, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and extraordinary expenses (as determined by a majority of the Independent Trustees).
For its investment advisory services to the Fund, BFA received a management fee at the annual rate, (as a percentage of the Fund’s average net assets) set forth below for the fiscal years noted:
44

Management Fee for Fiscal Year Ended Oct. 31, 2019	Fund Inception Date	Management Fees Paid Net of Waivers for Fiscal Year Ended Oct. 31, 2019	Management Fees Paid Net of Waivers for Fiscal Year Ended Oct. 31, 2018	Management Fees Paid Net of Waivers for Fiscal Year Ended Oct. 31, 2017
0.20% [1]	05/08/18	$4,211	$2,414	N/A

[1]	BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares iBoxx $ Investment Grade Corporate Bond ETF (“LQD”), after taking into account any fee waivers by LQD, plus 0.05% through February 28, 2023. The contractual waiver may be terminated prior to February 28, 2023 only upon written agreement of the Trust and BFA. For the fiscal years ended October 31, 2019 and October 31, 2018, BFA waived $12,633 and $7,243 of its management fees, respectively.
The investment advisory agreement with respect to the Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board members who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.
The investment advisory agreement with respect to the Fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). The investment advisory agreement is also terminable upon 60 days’ notice by BFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
Portfolio Managers.  As of October 31, 2019, the individuals named as Portfolio Managers in the Fund's Prospectus were also primarily responsible for the day-to-day management of other iShares funds and certain other types of portfolios and/or accounts as follows:
James Mauro
Types of Accounts	Number	Total Assets
Registered Investment Companies	89	$380,475,000,000
Other Pooled Investment Vehicles	30	113,803,000,000
Other Accounts	27	24,100,000,000

Scott Radell
Types of Accounts	Number	Total Assets
Registered Investment Companies	102	$396,506,000,000
Other Pooled Investment Vehicles	26	28,278,000,000
Other Accounts	11	7,808,000,000
Pursuant to BFA’s policy, investment opportunities are allocated equitably among the Fund and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply in the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Fund, seeking such investment opportunity. As a consequence, from time to time the Fund may receive a smaller allocation of an investment opportunity than it would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.
Like the Fund, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or its affiliates, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BFA or its affiliates a performance-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with a performance-based fee would pay BFA or its affiliates a portion of that portfolio’s or account’s gains, or would pay BFA or its affiliates more for its services than would otherwise be the case if BFA or any of its affiliates meets or exceeds specified performance targets. Performance-based fee arrangements could present an incentive for BFA or its affiliates to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or
45

accounts, in order to earn larger fees. Although BFA and each of its affiliates have an obligation to allocate resources and opportunities equitably among portfolios and accounts and intend to do so, shareholders of the Fund should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including performance-based fee arrangements, there is the potential for a conflict of interest, which may result in the Portfolio Managers favoring those portfolios or accounts with performance-based fee arrangements.
The tables below show, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above tables and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of October 31, 2019:
James Mauro
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A

Scott Radell
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	1	$747,000,000
Portfolio Manager Compensation Overview
The discussion below describes the Portfolio Managers' compensation as of October 31, 2019.
BlackRock, Inc.'s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock, Inc.
Each portfolio manager receives base compensation based on their position with the firm, as well as retirement and other benefits offered to all BlackRock employees. Additionally, each portfolio manager receives discretionary incentive compensation, determined based on several components, including: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the performance of portfolios managed by the portfolio manager and the team relative to its investment objective (which in the case of index ETFs would be how closely the ETF tracks its Underlying Index), and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Discretionary incentive compensation is paid in cash up to a certain threshold with the remaining portion represented by deferred BlackRock, Inc. stock awards. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance.
The discretionary incentive income for James Mauro and Scott Radell includes as an additional consideration the performance of actively-managed portfolios they manage over 1, 3 and 5 year periods measured against the respective benchmark of each portfolio as well as peer group performance. A portion of the discretionary incentive compensation for James Mauro and Scott Radell is distributed in the form of deferred cash awards that notionally track the returns of select BlackRock, Inc. investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash.
46

As of October 31, 2019, the Portfolio Managers did not beneficially own shares of the Fund.
Codes of Ethics.  The Trust, BFA and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes of ethics permit personnel subject to the codes of ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Fund. Each code of ethics is available by contacting BlackRock at the telephone number on the back cover of the Fund’s Prospectus or by accessing the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.
Anti-Money Laundering Requirements.  The Fund is subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from Authorized Participants to enable it to form a reasonable belief that it knows the true identity of its Authorized Participants. This information will be used to verify the identity of Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.
The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund's policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.
Administrator, Custodian and Transfer Agent.   State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Fund under the Master Services Agreement and related Service Schedule (the “Service Module”). State Street’s principal address is 1 Lincoln Street, Boston, MA 02111. Pursuant to the Service Module for Fund Administration and Accounting Services with the Trust, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and the Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to the Service Module for Custodial Services with the Trust, State Street maintains, in separate accounts, cash, securities and other assets of the Trust and the Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for the Fund. State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the U.S. Pursuant to the Service Module for Transfer Agency Services with the Trust, State Street acts as a transfer agent for the Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee.
The following table sets forth the administration, custodian and transfer agency expenses of the Fund paid by BFA to State Street for the fiscal years noted:
Fund Inception Date	Custody, Administration, Transfer Agency Expenses Paid During Fiscal Year Ended Oct. 31, 2019	Custody, Administration, Transfer Agency Expenses Paid During Fiscal Year Ended Oct. 31, 2018	Custody, Administration, Transfer Agency Expenses Paid During Fiscal Year Ended Oct. 31, 2017
05/08/18	$15,541	$6,578	N/A
Distributor.  The Distributor's principal address is 1 University Square Drive, Princeton, NJ 08540. Shares are continuously offered for sale by the Fund through the Distributor or its agent only in Creation Units, as described in the Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Fund shares in amounts less than Creation Units are generally not distributed by the Distributor or its agent. The Distributor or its agent will arrange for the delivery of the Prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of both orders placed with it or its agents and confirmations of acceptance furnished by it or its agents. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is also licensed as a broker-dealer in all 50 U.S. states, as well as in Puerto Rico, the U.S. Virgin Islands and the District of Columbia.
47

The Distribution Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as described below), DTC participants and/or investor services organizations.
BFA or its affiliates may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.
Securities Lending.  To the extent that the Fund engages in securities lending, the Fund conducts its securities lending pursuant to SEC exemptive relief, and BTC acts as securities lending agent for the Fund, subject to the overall supervision of BFA, pursuant to a written agreement (the “Securities Lending Agency Agreement”).
The Fund and Underlying Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent. Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund and Underlying Fund are responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA (the “collateral investment fees”); however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. Such money market fund shares will not be subject to a sales load, redemption fee, distribution fee or service fee.
Pursuant to the Securities Lending Agency Agreement:
Through December 31, 2018, (i) fund-of-funds, such as the Fund, retained 80% of securities lending income (which excludes collateral investment fees) and (ii) this amount could never be less than 70% of the sum of securities lending income plus collateral investment fees. Effective January 1, 2019, (i) fund-of-funds, such as the Fund, retain 82% of securities lending income (which excludes collateral investment fees) and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.
Under the securities lending program, the Fund is categorized into one of several specific asset classes. The determination of the Fund’s asset class category (fixed-income, domestic equity, international equity or fund-of-funds), each of which may be subject to a different fee arrangement, is based on a methodology agreed to by the Trust and BTC.
In addition, commencing the business day following the date that the aggregate securities lending income (which includes, for this purpose, collateral investment fees) earned across the Exchange-Traded Fund Complex (as defined under “Management—Trustees and Officers”) in a calendar year exceeds a specified threshold, each applicable fund-of-fund, pursuant to the securities lending agreement, will receive for the remainder of that calendar year securities lending income as follows:
(i) 85% of securities lending income (which excludes collateral investment fees) and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.
The services provided to the Fund by BTC in the most recent fiscal year ended October 31, 2019 primarily included the following:
(1) selecting borrowers from an approved list of borrowers and executing a securities lending agreement as agent on behalf of the Fund with each such borrower;
(2) negotiating the terms of securities loans, including the amount of fees;
(3) directing the delivery of loaned securities;
48

(4) monitoring the daily value of the loaned securities and directing the payment of additional collateral or the return of excess collateral, as necessary;
(5) investing cash collateral received in connection with any loaned securities;
(6) monitoring distributions on loaned securities (for example, interest and dividend activity);
(7) in the event of default by a borrower with respect to any securities loan, using the collateral or the proceeds of the liquidation of collateral to purchase replacement securities of the same issue, type, class and series as that of the loaned securities; and
(8) terminating securities loans and arranging for the return of loaned securities to the Fund at loan termination.
The following table shows the dollar amounts of income and fees/compensation related to the securities lending activities of the Fund during its most recent fiscal year ended October 31, 2019.
Fund	iShares Inflation Hedged Corporate Bond ETF
Gross income from securities lending activities	$ 19,172
Fees and/or compensation for securities lending activities and related services
Securities lending income paid to BTC for services as securities lending agent	542
Cash collateral management expenses not included in securities lending income paid to BTC	314
Administrative fees not included in securities lending income paid to BTC	N/A
Indemnification fees not included in securities lending income paid to BTC	N/A
Rebates (paid to borrowers)	15,842
49

Fund	iShares Inflation Hedged Corporate Bond ETF
Other fees not included in securities lending income paid to BTC	N/A
Aggregate fees/compensation for securities lending activities	16,698
Net income from securities lending activities	2,474
Payments by BFA and its Affiliates.  BFA and/or its affiliates (“BFA Entities”) may pay certain broker-dealers, registered investment advisers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund, other iShares funds or exchange-traded products in general. BFA Entities make these payments from their own assets and not from the assets of the Fund. Although a portion of BFA Entities’ revenue comes directly or indirectly in part from fees paid by the Fund, other iShares funds or exchange-traded products, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Fund, other iShares funds or exchange-traded products. BFA Entities make payments for Intermediaries’ participation in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Fund and other iShares funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). BFA Entities also make payments to Intermediaries for certain printing, publishing and mailing costs or materials relating to the Fund, other iShares funds or exchange-traded products (“Publishing Costs”). In addition, BFA Entities make payments to Intermediaries that make shares of the Fund, other iShares funds or exchange-traded products available to their clients, develop new products that feature iShares or otherwise promote the Fund, other iShares funds and exchange-traded products. BFA Entities may also reimburse expenses or make payments from their own assets to Intermediaries or other persons in consideration of services or other activities that the BFA Entities believe may benefit the iShares business or facilitate investment in the Fund, other iShares funds or exchange-traded products. Payments of the type described above are sometimes referred to as revenue-sharing payments.
Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, such payments may create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Fund, other iShares funds or exchange-traded products over other investments. The same conflicts of interest and financial incentives exist with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.
In addition to the payments described above, BFA Entities have developed proprietary tools, calculators and related interactive or digital content that is made available through the www.BlackRock.com website at no additional cost to Intermediaries. BlackRock may configure these tools and calculators and localize the content for Intermediaries as part of its customary digital marketing support and promotion of the Fund, other iShares funds, exchange-traded products and BlackRock mutual funds.
As of March 1, 2013, BFA Entities have contractual arrangements to make payments (in addition to payments for Education Costs or Publishing Costs) to one Intermediary, Fidelity Brokerage Services LLC (“FBS”). Effective June 4, 2016, this relationship was expanded to include National Financial Services, LLC (“NFS”), an affiliate of FBS. Pursuant to this special, long-term and significant arrangement (the “Marketing Program”), FBS, NFS and certain of their affiliates (collectively “Fidelity”) have agreed, among other things, to actively promote iShares funds to customers, investment professionals and other intermediaries and in advertising campaigns as the preferred exchange-traded product, to offer certain iShares funds in
50

certain Fidelity platforms and investment programs, in some cases at a waived or reduced commission rate or ticket charge, and to provide marketing data to BFA Entities. BFA Entities have agreed to facilitate the Marketing Program by, among other things, making certain payments to FBS and NFS for marketing and implementing certain brokerage and investment programs. Upon termination of the arrangement, the BFA Entities will make additional payments to FBS and/or NFS based upon a number of criteria, including the overall success of the Marketing Program and the level of services provided by FBS and NFS during the wind-down period.
In addition, BFA Entities may enter into other contractual arrangements with Intermediaries and certain other third parties that the BFA Entities believe may benefit the iShares business or facilitate investment in iShares funds. Such agreements may include payments by BFA Entities to such Intermediaries and third parties for data collection and provision, technology support, platform enhancement, or co-marketing and cross-promotional efforts. Payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries and third parties. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. Such payments will not be asset- or revenue-based. As of the date of this SAI, the Intermediaries and other third parties receiving such contractual payments include: Charles Schwab & Co., Inc., Commonwealth Equity Services, Inc., Dorsey Wright and Associates, LLC, Envestnet Asset Management, Inc., E*Trade Securities LLC, FDx Advisors, Inc., LPL Financial LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley Smith Barney LLC, Orion Advisors Services, LLC, Pershing LLC, Raymond James Financial Services, Inc., Raymond James & Associates, Inc., TD Ameritrade, Inc. and UBS Financial Services Inc. Any additions, modifications, or deletions to Intermediaries and other third parties listed above that have occurred since the date of this SAI are not included in the list.
Further, BFA Entities make Education Costs and Publishing Costs payments to other Intermediaries that are not listed above. BFA Entities may determine to make such payments based on any number of metrics. For example, BFA Entities may make payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more iShares funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, BFA anticipates that the payments paid by BFA Entities in connection with the Fund, iShares funds and exchange-traded products in general will be immaterial to BFA Entities in the aggregate for the next year. Please contact your salesperson or other investment professional for more information regarding any such payments or financial incentives his or her Intermediary firm may receive. Any payments made, or financial incentives offered, by the BFA Entities to an Intermediary may create the incentive for the Intermediary to encourage customers to buy shares of the Fund, other iShares funds or other exchange-traded products.
The Fund may participate in certain market maker incentive programs of a national securities exchange in which an affiliate of the Fund would pay a fee to the exchange used for the purpose of incentivizing one or more market makers in the securities of the Fund to enhance the liquidity and quality of the secondary market of securities of the Fund. The fee would then be credited by the exchange to one or more market makers that meet or exceed liquidity and market quality standards with respect to the securities of the Fund. Each market maker incentive program is subject to approval from the SEC. Any such fee payments made to an exchange will be made by an affiliate of the Fund solely for the benefit of the Fund and will not be paid from any Fund assets. Other funds managed by BFA may also participate in such programs.
Determination of Net Asset Value
Valuation of Shares. The NAV for the Fund is generally calculated as of the close of business on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each business day the NYSE is open. Valuation of securities held by the Fund is as follows:
Equity Investments. Equity securities traded on a recognized securities exchange (e.g., NYSE), on separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (each, an “Exchange”) are valued using information obtained via independent pricing services, generally at the closing price on the Exchange on which the security is primarily traded, or if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which the Fund’s assets or liabilities are valued. However, under certain circumstances, other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by the Fund on a day on which the Fund values such security, the prior day’s price will be
51

used, unless, in accordance with valuation procedures approved by the Board (the “Valuation Procedures”), BlackRock determines in good faith that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a Fair Value Asset (as defined below).
Fixed-Income Investments. Fixed-income securities for which market quotations are readily available are generally valued using such securities’ current market value. The Fund values fixed-income portfolio securities using the last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund’s approved independent third-party pricing services, each in accordance with the Valuation Procedures. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BlackRock determines in good faith that such method does not represent fair value. Loan participation notes are generally valued at the mean of the last available bid prices from one or more brokers or dealers as obtained from independent third-party pricing services. Certain fixed-income investments, including asset-backed and mortgage-related securities, may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.
Options, Futures, Swaps and Other Derivatives. Exchange-traded equity options for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on the Exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by the Fund on a day on which the Fund values such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no such bid or ask price is available on a day on which the Fund values such option, the prior day’s price will be used, unless BlackRock determines in good faith that such prior day’s price no longer reflects the fair value of the option, in which case such option will be treated as a Fair Value Asset (as defined below). OTC derivatives are valued using the last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund’s approved independent third-party pricing services, each in accordance with the Valuation Procedures. OTC derivatives may be valued using a mathematical model which may incorporate a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the Valuation Procedures.
Underlying Funds. Shares of underlying ETFs will be valued at their most recent closing price on an Exchange. Shares of underlying money market funds will be valued at their NAV.
General Valuation Information. The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investment may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
All cash, receivables and current payables are carried on the Fund’s books at their fair value.
Prices obtained from independent third-party pricing services, broker-dealers or market makers to value the Fund’s securities and other assets and liabilities are based on information available at the time the Fund values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which the Fund valued such security or other asset or liability, the revised pricing service quotation generally will be applied prospectively. Such determination will be made considering pertinent facts and circumstances surrounding the revision.
In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method approved by the Board as reflecting fair value. All other assets and liabilities (including securities
52

for which market quotations are not readily available) held by the Fund (including restricted securities) are valued at fair value as determined in good faith by the Board or by BlackRock (its delegate) pursuant to the Valuation Procedures. Any assets and liabilities that are denominated in a foreign currency are converted into U.S. dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers.
Certain of the securities acquired by the Fund may be traded on foreign exchanges or OTC markets on days on which the Fund’s NAV is not calculated. In such cases, the NAV of the Fund’s shares may be significantly affected on days when Authorized Participants can neither purchase nor redeem shares of the Fund.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.
Fair Value. When market quotations are not readily available or are believed in good faith by BlackRock to be unreliable, the Fund’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by BlackRock in accordance with the Valuation Procedures. BlackRock may reasonably conclude that a market quotation is not readily available or is unreliable if, among other things, a security or other asset or liability does not have a price source due to its complete lack of trading, if BlackRock believes in good faith that a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), or where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its reasonable business judgment, that an event has occurred after the close of trading for an asset or liability but prior to or at the time of pricing the Fund’s assets or liabilities, and that the event is likely to cause a material change to the closing market price of the assets or liabilities held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in the markets or in related or highly correlated assets (e.g., American Depositary Receipts, Global Depositary Receipts or ETFs) on a trading day after the close of non-U.S. securities markets may be fair valued. On any day the NYSE is open and a foreign market or the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day’s price, provided that BlackRock is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset.
BlackRock, with input from the BlackRock Investment Strategy Group, will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock’s Valuation Committee. The BlackRock Valuation Committee may accept, modify or reject any recommendations. In addition, the Fund’s accounting agent periodically endeavors to confirm the prices it receives from all third-party pricing services, index providers and broker-dealers, and, with the assistance of BlackRock, to regularly evaluate the values assigned to the securities and other assets and liabilities of the Fund. The pricing of all Fair Value Assets is subsequently reported to and, where appropriate, ratified by the Board.
When determining the price for a Fair Value Asset, the BlackRock Valuation Committee (or BlackRock’s Pricing Group) will seek to determine the price that the Fund might reasonably expect to receive upon the current sale of that asset or liability in an arm’s-length transaction on the date on which the assets or liabilities are being valued, and does not seek to determine the price that the Fund might expect to receive for selling the asset, or the cost of extinguishing a liability, at a later time or if it holds the asset or liability to maturity. Fair value determinations will be based upon all available factors that the BlackRock Valuation Committee (or BlackRock’s Pricing Group) deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third-party valuation models.
Fair value represents a good faith approximation of the value of an asset or liability. When determining the fair value of an asset, one or more of a variety of fair valuation methodologies may be used (depending on certain factors, including the asset type). For example, the asset may be priced on the basis of the original cost of the investment or, alternatively, using proprietary or third-party models (including models that rely upon direct portfolio management pricing inputs and which reflect the significance attributed to the various factors and assumptions being considered). Prices of actual, executed or historical transactions in the relevant asset and/or liability (or related or comparable assets and/or liabilities) or, where appropriate, an appraisal by a third-party experienced in the valuation of similar assets and/or liabilities, may also be used as a basis for establishing the fair value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair
53

values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.
The Fund’s annual audited financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), follow the requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a framework for measuring fair value under US GAAP and expands financial statement disclosure requirements relating to fair value measurements. Generally, ASC 820 and other accounting rules applicable to funds and various assets in which they invest are evolving. Such changes may adversely affect the Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities to the extent such rules become more stringent would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to the Fund’s inability to obtain a third-party determination of fair market value.
Brokerage Transactions
Subject to policies established by the Board, BFA is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. BFA does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While BFA generally seeks reasonable trade execution costs, the Fund does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BFA may select a broker based partly upon brokerage or research services provided to BFA and its clients, including the Fund. In return for such services, BFA may cause the Fund to pay a higher commission than other brokers would charge if BFA determines in good faith that the commission is reasonable in relation to the services provided.
In selecting brokers or dealers to execute portfolio transactions, BFA seeks to obtain the best price and most favorable execution for the Fund and may take into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) BFA’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital; (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) BFA’s knowledge of any actual or apparent operational problems of a broker or dealer. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, thinly traded securities, or other circumstances.
Section 28(e) of the 1934 Act (“Section 28(e)”) permits a U.S. investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in securities that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions in securities under certain conditions.
From time to time, the Fund may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide BFA with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).
OTC issues, including most fixed-income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Fund will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally
54

include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.
Under the 1940 Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Fund will not deal with affiliated persons and affiliated persons of such affiliated persons in connection with such transactions. The Fund will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BFA, BRIL or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board in accordance with Rule 10f-3 under the 1940 Act.
Purchases of money market instruments by the Fund are made from dealers, underwriters and issuers. The Fund does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.
BFA may, from time to time, effect trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with BFA, in conformity with Rule 17e-1 under the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions.
Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.
Investment decisions for the Fund and for other investment accounts managed by BFA and the other Affiliates are made independently of each other in light of differing conditions. A variety of factors will be considered in making investment allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings; (ii) tax considerations of an account; (iii) risk or investment concentration parameters for an account; (iv) supply or demand for a security at a given price level; (v) size of available investment; (vi) cash availability and liquidity requirements for accounts; (vii) regulatory restrictions; (viii) minimum investment size of an account; (ix) relative size of account; and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another; (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock; (iii) to develop or enhance a relationship with a client or prospective client; (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock; or (v) to manage or equalize investment performance among different client accounts. BFA and the other Affiliates may deal, trade and invest for their own respective accounts in the types of securities in which the Fund may invest.
Initial public offerings (“IPOs”) of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When BFA is given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BFA’s trading desk their level of interest in a particular offering with respect to eligible clients’ accounts for which that team is responsible. IPOs of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taking place and the investment mandate of the client account. Generally, shares received during the IPO will be allocated among participating client accounts within each investment mandate on a pro rata basis. This pro rata allocation may result in the Fund receiving less of a particular security than if pro-rating had not occurred. All allocations of securities will be subject, where relevant, to share minimums established for accounts and compliance constraints. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as
55

the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by BFA to be fair and equitable to clients may be used as well.
Because different accounts may have differing investment objectives and policies, BFA may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BFA may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of BFA or the other Affiliates during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which BFA or another Affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.
In certain instances, BFA may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts and advisory accounts of affiliates. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price (except in the case of certain international markets where average pricing is not permitted). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund are concerned, in other cases it could be beneficial to the Fund. Transactions effected by BFA or the other Affiliates on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker-dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.
The table below sets forth the brokerage commissions paid by the Fund for the fiscal years noted. Any differences in brokerage commissions paid by the Fund from year to year are due to increases or decreases in the Fund’s assets over those periods:
Fund Inception Date	Brokerage Commissions Paid During Fiscal Year Ended October 31, 2019	Brokerage Commissions Paid During Fiscal Year Ended October 31, 2018	Brokerage Commissions Paid During Fiscal Year Ended October 31, 2017
05/08/18	$ 182	$59	N/A
The Fund did not pay any brokerage commissions to BRIL, an affiliate of BFA, or to any other broker-dealer that is part of the BlackRock group of companies, during the fiscal year ended October 31, 2019.
The Fund's purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BlackRock manages or advises. If purchases or sales of portfolio securities of the Fund and one or more other accounts managed or advised by BlackRock are considered at or about the same time, transactions in such securities are allocated among the Fund and the other accounts in a manner deemed equitable to all by BlackRock. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. BlackRock may deal, trade and invest for its own account in the types of securities in which the Fund may invest. BlackRock may, from time to time, effect trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with BFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Fund will not deal with affiliates in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.
56

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses. The table below sets forth the portfolio turnover rates of the Fund for the fiscal years noted:
Fiscal Year ended Oct. 31, 2019	Fiscal Year ended Oct. 31, 2018
0%	0%
Additional Information Concerning the Trust
Shares.  The Trust currently consists of 18 separate investment series or portfolios called funds. The Trust issues shares of beneficial interests in the funds with no par value. The Board may designate additional iShares funds.
Each share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.
Each share has one vote with respect to matters upon which the shareholder is entitled to vote. In any matter submitted to shareholders for a vote, each fund shall hold a separate vote, provided that shareholders of all affected funds will vote together when: (i) required by the 1940 Act, or (ii) the Trustees determine that the matter affects the interests of more than one fund.
Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights in the election of members of the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.
Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in such fund’s shares, a holder of shares may be a “control person” of the fund, as defined in Rule 0-1 under the 1940 Act. A fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.
Shareholders may make inquiries by writing to iShares U.S. ETF Trust, c/o BlackRock Investments, LLC, 1 University Square Drive, Princeton, NJ 08540.
Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC or its staff, officers and trustees of a fund and beneficial owners of 10% of the shares of a fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act and existing guidance provided by the SEC staff.
In accordance with the Trust's current Agreement and Declaration of Trust (the “Declaration of Trust”), the Board may, without shareholder approval (unless such shareholder approval is required by the Declaration of Trust or applicable law, including the 1940 Act), authorize certain funds to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions with, to or into another fund.  The Trust or a fund may be terminated by a majority vote of the Board, or the affirmative vote of a majority of the shareholders of the Trust or such fund entitled to vote on termination; however, in certain circumstances described in the Declaration of Trust, only a majority vote of the Board is required. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Declaration of Trust provides that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. Therefore, in the event of a termination of the Trust or a fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust or a fund may make redemptions in-kind, for cash or for a combination of cash or securities. Further, in the event of a termination of the Trust or a fund, the Trust or a fund might elect to pay cash redemptions to all shareholders, with an in-kind election for shareholders owning in excess of a certain stated minimum amount.
57

DTC as Securities Depository for Shares of the Fund.  Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
DTC was created in 1973 to enable electronic movement of securities between its participants (“DTC Participants”), and NSCC was established in 1976 to provide a single settlement system for securities clearing and to serve as central counterparty for securities trades among DTC Participants. In 1999, DTC and NSCC were consolidated within The Depository Trust & Clearing Corporation (“DTCC”) and became wholly-owned subsidiaries of DTCC. The common stock of DTCC is owned by the DTC Participants, but NYSE and FINRA, through subsidiaries, hold preferred shares in DTCC that provide them with the right to elect one member each to the DTCC board of directors. Access to the DTC system is available to entities, such as banks, brokers, dealers and trust companies, that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares of the Fund.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Distribution of Shares.  In connection with the Fund's launch, the Fund was seeded through the sale of one or more Creation Units by the Fund to one or more initial investors. Initial investors participating in the seeding may be Authorized Participants, a lead market maker or other third party investor or an affiliate of the Fund or the Fund’s adviser. Each such initial investor may sell some or all of the shares underlying the Creation Unit(s) held by them pursuant to the registration statement for the Fund (each, a “Selling Shareholder”), which shares have been registered to permit the resale from time to time after purchase. The Fund will not receive any of the proceeds from the resale by the Selling Shareholders of these shares.
Selling Shareholders may sell shares owned by them directly or through broker-dealers, in accordance with applicable law, on any national securities exchange on which the shares may be listed or quoted at the time of sale, through trading systems, in the OTC market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the
58

time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected through brokerage transactions, privately negotiated trades, block sales, entry into options or other derivatives transactions or through any other means authorized by applicable law. Selling Shareholders may redeem the shares held in Creation Unit size by them through an Authorized Participant.
Any Selling Shareholder and any broker-dealer or agents participating in the distribution of shares may be deemed to be “underwriters” within the meaning of Section 2(a)(11) of the 1933 Act, in connection with such sales.
Any Selling Shareholder and any other person participating in such distribution will be subject to applicable provisions of the 1934 Act and the rules and regulations thereunder.
Creation and Redemption of Creation Units
General.  The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor or its agent, without a sales load, at a price based on the Fund's NAV next determined after receipt, on any Business Day (as defined below), of an order received by the Distributor or its agent in proper form. On days when the Listing Exchange or the bond markets close earlier than normal, the Fund may require orders to be placed earlier in the day. The following table sets forth the number of shares of the Fund that constitute a Creation Unit for the Fund and the approximate value of such Creation Unit as of November 30, 2019:
Shares Per Creation Unit	Approximate Value Per Creation Unit (U.S.$)
50,000	$1,327,000
In its discretion, the Trust reserves the right to increase or decrease the number of the Fund’s shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.
A “Business Day” with respect to the Fund is any day the Fund is open for business, including any day when it satisfies redemption requests as required by Section 22(e) of the 1940 Act. The Fund is open for business any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays, as observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Fund Deposit.  The consideration for purchase of Creation Units of the Fund, generally consists of Deposit Securities and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which will be applicable (subject to possible amendment or correction) to creation requests received in proper form. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of a given Fund until such time as the next-announced Fund Deposit is made available.
The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing the Creation Unit.
The identity and number or par value of the Deposit Securities change pursuant to changes in the composition of the Fund's portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the Fund's portfolio.
59

The Fund Deposit may also be modified to minimize the Cash Component by redistributing the cash to the Deposit Securities portion of the Fund Deposit through “systematic rounding.” The rounding methodology “rounds up” position sizes of securities in the Deposit Securities (which in turn reduces the cash portion). However, the methodology limits the maximum allowed percentage change in weight and share quantity of any given security in the Fund Deposit.
Fund Deposits may also be modified to position a fund towards a forward index rebalance to reflect revisions that account for index additions, deletions, and re-weights.
The Trust may, in its sole discretion, substitute a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security in certain circumstances, including: (i) when instruments are not available in sufficient quantity for delivery; (ii) when instruments are not eligible for transfer through DTC or the clearing process (as discussed below); (iii) when instruments that the Authorized Participant (or an investor on whose behalf the Authorized Participant is acting) are not able to be traded due to a trading restriction; (iv) when delivery of the Deposit Security by the Authorized Participant (or by an investor on whose behalf the Authorized Participant is acting) would be restricted under applicable securities or other local laws; (v) in connection with distribution payments to be made by the Fund; or (vi) in certain other situations.
Cash Purchase Method.  Although the Trust does not generally permit partial or full cash purchases of Creation Units of its funds, when partial or full cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a partial or full cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser.
Procedures for Creation of Creation Units.  To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC, or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Authorized Participant Agreement”) (discussed below). A Participating Party or DTC Participant who has executed an Authorized Participant Agreement is referred to as an “Authorized Participant.” All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.
Role of the Authorized Participant.  Creation Units may be purchased only by or through a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units. Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor's broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current Authorized Participants may be obtained from the Distributor. The Distributor has adopted guidelines regarding Authorized Participants’ transactions in Creation Units that are made available to all Authorized Participants. These guidelines set forth the processes and standards for Authorized Participants to transact with the Distributor and its agents in connection with creation and redemption transactions. In addition, the Distributor may be appointed as the proxy of the Authorized Participant and may be granted a power of attorney under its Authorized Participant Agreement.
Placement of Creation Orders.  Fund Deposits must be delivered through the Federal Reserve System (for cash and U.S. government securities), through DTC (for corporate and municipal securities) or through a central depository account, such as with Euroclear or DTC, maintained by State Street or a sub-custodian (a “Central Depository Account”). Any portion of a Fund Deposit that may not be delivered through the Federal Reserve System or DTC must be delivered through a Central Depository Account. The Fund Deposit transfers made through DTC must be ordered by the DTC Participant in a timely
60

fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the accounts of the Fund generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through the Federal Reserve System must be deposited by the participant institution in a timely fashion so as to ensure the delivery of the requisite number or amount of Deposit Securities or cash through the Federal Reserve System to the account of the Fund generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through a Central Depository Account must be completed pursuant to the requirements established by the Custodian or sub-custodian for such Central Depository Account generally before 2:00 p.m., Eastern time on the Settlement Date. The “Settlement Date” for all funds is generally the second business day after the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to State Street through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by State Street generally before 3:00 p.m., Eastern time on the Settlement Date. If the Cash Component and the Deposit Securities are not received by 3:00 p.m., Eastern time on the Settlement Date, the creation order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor, provided that the relevant Fund Deposit has been received by the Fund prior to such time.
Purchase Orders.   To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order to purchase shares of the Fund, in proper form, generally before 4:00 p.m., Eastern time on any Business Day to receive that day’s NAV. The Distributor or its agent will notify BFA and the custodian of such order. The custodian will then provide such information to any appropriate sub-custodian. Procedures and requirements governing the delivery of the Fund Deposit are set forth in the procedures handbook for Authorized Participants and may change from time to time. Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor or its agent by the Cutoff Time (as defined below) on such Business Day.
The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds estimated by the Fund to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Those placing orders should ascertain the deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Cutoff Time of the Fund. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.
The Authorized Participant is responsible for any and all expenses and costs incurred by the Fund, including any applicable cash amounts, in connection with any purchase order.
Timing of Submission of Purchase Orders.  An Authorized Participant must submit an irrevocable order to purchase shares of the Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. Creation Orders must be transmitted by an Authorized Participant in the form required by the Fund to the Distributor or its agent pursuant to procedures set forth in the Authorized Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or its agent or an Authorized Participant. The Fund's deadline specified above for the submission of purchase orders is referred to as the Fund's “Cutoff Time.” The Distributor or its agent, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the Distributor's or its agent's proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance in accordance with the Fund's Cutoff Times as provided in the Authorized Participant Agreement and disclosed in this SAI.
61

Acceptance of Orders for Creation Units.   Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) and (ii) arrangements satisfactory to the Fund are in place for payment of the Cash Component and any other cash amounts which may be due, the Fund will accept the order, subject to the Fund's right (and the right of the Distributor and BFA) to reject any order until acceptance, as set forth below.
Once the Fund has accepted an order, upon the next determination of the net asset value of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such net asset value. The Distributor or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.
The Fund reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor or its agent if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of the Trust, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Fund or the Distributor, have an adverse effect on the Fund or the rights of beneficial owners; or (vii) circumstances outside the control of the Fund, the Distributor or its agent and BFA make it impracticable to process purchase orders. The Distributor or its agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Fund, State Street, the sub-custodian and the Distributor or its agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.
Issuance of a Creation Unit.   Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor or its agent and BFA shall be notified of such delivery and the Fund will issue and cause the delivery of the Creation Unit. Creation Units are generally issued on a “T+2 basis” (i.e., two Business Days after trade date). The Fund reserves the right to settle Creation Unit transactions on a basis other than T+2, including a shorter settlement period, if necessary or appropriate under the circumstances and compliant with applicable law. For example, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+2, in order to accommodate non-U.S. market holiday schedules, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates (i.e., the last day the holder of a security can sell the security and still receive dividends payable on the security) and in certain other circumstances.
To the extent contemplated by an Authorized Participant Agreement with the Distributor, the Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral as set forth in the handbook for Authorized Participants. The Trust may use such collateral at any time to buy Deposit Securities for the Fund. Such collateral must be delivered no later than the time specified by the Fund or its custodian on the contractual settlement date. Information concerning the Fund's current procedures for collateralization of missing Deposit Securities is available from the Distributor or its agent. The Authorized Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the collateral including, without limitation, liability for related brokerage, borrowings and other charges.
In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund and the Fund's determination shall be final and binding.
Costs Associated with Creation Transactions.   A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day. If a purchase consists
62

solely or partially of cash, the Authorized Participant may also be required to cover (up to the maximum amount shown below) certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (which may, in certain instances, be based on a good faith estimate of transaction costs). Authorized Participants will also bear the costs of transferring the Deposit Securities to the Fund. Certain fees/costs associated with creation transactions may be waived in certain circumstances. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services.
The following table sets forth the Fund's standard creation transaction fees and maximum additional charge (as described above):
Standard Creation Transaction Fee	Maximum Additional Charge*
$100	3.0%

*	As a percentage of the net asset value per Creation Unit.
Redemption of Creation Units.  Shares of the Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor or its agent and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market.
The Fund generally redeems Creation Units for Fund Securities (as defined below). Please see the Cash Redemption Method section below and the following discussion summarizing the in-kind method for further information on redeeming Creation Units of the Fund.
The designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities” or “Redemption Basket”), and an amount of cash (the “Cash Amount,” as described below) (each subject to possible amendment or correction) are applicable, in order to effect redemptions of Creation Units of the Fund until such time as the next announced composition of the Fund Securities and Cash Amount is made available. Procedures and requirements governing redemption transactions are set forth in the handbook for Authorized Participants and may change from time to time.
Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).
The Trust may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security in certain circumstances, including: (i) when the delivery of a Fund Security to the Authorized Participant (or to an investor on whose behalf the Authorized Participant is acting) would be restricted under applicable securities or other local laws or due to a trading restriction; (ii) when the delivery of a Fund Security to the Authorized Participant would result in the disposition of the Fund Security by the Authorized Participant due to restrictions under applicable securities or other local laws; (iii) when the delivery of a Fund Security to the Authorized Participant would result in unfavorable tax treatment; (iv) when a Fund Security cannot be settled or otherwise delivered in time to facilitate an in-kind redemption; or (v) in certain other situations. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder. The Fund generally redeems Creation Units for Fund Securities, but the Fund reserves the right to utilize a cash option for redemption of Creation Units. The Redemption Basket may also be modified to minimize the Cash Component by redistributing the cash to the Fund Securities portion of the Redemption Basket through systematically rounding. The rounding methodology allows position sizes of securities in the Fund Securities to be “rounded up,” while limiting the maximum allowed percentage change in
63

weight and share quantity of any given security in the Redemption Basket. Redemption Baskets may also be modified to position a fund towards a forward index rebalance to reflect revisions that account for index additions, deletions, and re-weights.
Cash Redemption Method.   Although the Trust does not generally permit partial or full cash redemptions of Creation Units of its funds, when partial or full cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.
Costs Associated with Redemption Transactions.  A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day. If a redemption consists solely or partially of cash, the Authorized Participant may also be required to cover (up to the maximum amount shown below) certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (which may, in certain instances, be based on a good faith estimate of transaction costs). Authorized Participants will also bear the costs of transferring the Fund Securities from the Fund to their account on their order. Certain fees/costs associated with redemption transactions may be waived in certain circumstances. Investors who use the services of a broker or other financial intermediary to dispose of Fund shares may be charged a fee for such services.
The following table sets forth the Fund's standard redemption transaction fees and maximum additional charge (as described above):
Standard Redemption Transaction Fee	Maximum Additional Charge*
$100	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive of the standard redemption transaction fee.
Placement of Redemption Orders.  Redemption requests for Creation Units of the Fund must be submitted to the Distributor or its agent by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of the Fund generally before 4:00 p.m., Eastern time on any Business Day, in order to receive that day's NAV. On days when the Listing Exchange closes earlier than normal, the Fund may require orders to redeem Creation Units to be placed earlier that day. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request.
The Authorized Participant must transmit the request for redemption in the form required by the Fund to the Distributor or its agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time, only a limited number of broker-dealers will have an Authorized Participant Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Fund's transfer agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
A redemption request is considered to be in “proper form” if: (i) an Authorized Participant has transferred or caused to be transferred to the Fund's transfer agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day on which the redemption request is submitted; (ii) a request in form satisfactory to the Fund is received by the Distributor or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above; and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed.
64

Upon receiving a redemption request, the Distributor or its agent shall notify the Fund and the Fund's transfer agent of such redemption request. The tender of an investor's shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.
A redeeming Authorized Participant, whether on its own account or acting on behalf of a Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.
Deliveries of redemption proceeds by the Fund are generally made within two Business Days (i.e., “T+2”). The Fund reserves the right to settle redemption transactions on a basis other than T+2, including a shorter settlement period, if necessary or appropriate under the circumstances and compliant with applicable law. For example, the Fund reserves the right to settle redemption transactions on a basis other than T+2 to accommodate non-U.S. market holiday schedules, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold) and in certain other circumstances consistent with applicable law.
Although the Trust does not ordinarily permit cash redemptions of Creation Units, in the event that cash redemptions are permitted or required by the Trust, proceeds will be paid to the Authorized Participant redeeming shares as soon as practicable after the date of redemption (within seven calendar days thereafter).
To the extent contemplated by an Authorized Participant's agreement with the Distributor or its agent, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund, at or prior to the time specified by the Fund or its custodian on the Business Day after the date of submission of such redemption request, the Distributor or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral as set forth in the handbook for Authorized Participants. Such collateral must be delivered no later than the time specified by the Fund or its custodian on the Business Day after the date of submission of such redemption request and shall be held by State Street and marked-to-market daily. The fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the collateral shall be payable by the Authorized Participant. The Authorized Participant Agreement permits the Fund to acquire shares of the Fund at any time and subjects the Authorized Participant to liability for any shortfall between the aggregate of the cost to the Fund of purchasing such shares, plus the value of the Cash Amount, and the value of the collateral together with liability for related brokerage and other charges.
Because the U.S. bond market may be open on days that the Listing Exchange for the Fund is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or purchase or sell shares of the Fund on the Listing Exchange on days when the NAV of the Fund could be significantly affected by events in the relevant market.
The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund's portfolio securities or determination of its net asset value is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.
Custom Baskets.  Creation and Redemption baskets may differ and the Fund may accept “custom baskets.” A custom basket may include any of the following: (i) a basket that is composed of a non-representative selection of the Fund's portfolio holdings; (ii) a representative basket that is different from the initial basket used in transactions on the same business day; or (iii) a basket that contains bespoke cash substitutions for a single Authorized Participant. The Fund has adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for certain types of custom baskets. Such policies and procedures provide the parameters for the construction and acceptance of custom baskets that are in the best interests of the Fund and its shareholders, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of BFA who are required to review each custom basket for compliance with those parameters. In addition, when constructing custom baskets for redemptions, the tax efficiency of the
65

Fund may be taken into account. The policies and procedures distinguish among different types of custom baskets that may be used and impose different requirements for different types of custom baskets in order to seek to mitigate against potential risks of conflicts and/or overreaching by an Authorized Participant. BlackRock has established a governance process to oversee basket compliance for the Fund, as set forth in the Fund's policies and procedures.
Taxation on Creations and Redemptions of Creation Units.   An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor. However, the IRS may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.
Current U.S. federal income tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.
Regular Holidays.  For every occurrence of one or more intervening holidays in the applicable non-U.S. market or U.S. bond market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays up to a maximum of 14 days. In addition to holidays, other unforeseeable closings in a non-U.S. market or U.S. bond market due to emergencies and delivery cycles for transferring securities to redeeming investors may also prevent the Trust from delivering securities within the normal settlement period.
The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market or U.S. bond market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed 14 days. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein.
For the calendar years 2020 and 2021, the dates of regular holidays affecting the relevant securities markets in which the Fund invests are as follows (please note that these holiday schedules are subject to potential changes in the relevant securities markets):
2020
The U.S. Bond Market
January 1	May 25	November 26
January 20	July 2*	November 27*
February 17	July 3	December 24*
April 9*	September 7	December 25
April 10	October 12	December 31*
May 22*	November 11

*	The U.S. bond market has recommended early close.
2021
The U.S. Bond Market
January 1	May 31	November 25
January 18	July 2*	November 26*
February 15	July 5	December 23*
April 1*	September 6	December 24
April 2	October 11	December 31*
May 28*	November 11

*	The U.S. bond market has recommended early close.

Taxes
The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisors with respect to the specific federal, state, local and non-U.S. tax consequences of investing in the Fund. The summary is based on the laws and judicial and
66

administrative interpretations thereof in effect on the date of this SAI, all of which are subject to change, possibly with retroactive effect. References to the Fund will also generally apply to the Underlying Fund as well.
Regulated Investment Company Qualifications.  The Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, the Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than a partnership that derives at least 90% of its income from interest, dividends, capital gains and other traditionally permitted RIC income); and (ii) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses (other than the securities of other RICs) or the securities of one or more qualified publicly-traded partnerships.
The Fund may be able to cure a failure to derive at least 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax and/or by disposing of certain assets. If, in any taxable year, the Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.
Although in general the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. The Fund’s investments in partnerships, including in qualified publicly-traded partnerships, may result in the Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.
Taxation of RICs.  As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. If the Fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although the Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, the Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. Moreover, if the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.
Short-term capital gain earned by the Underlying Fund will be ordinary income when distributed to the Fund and will not be offset by the Fund’s capital losses. Upon the sale or other disposition by the Fund of shares of the Underlying Fund, the Fund will realize a capital gain or loss which will be long-term or short-term, generally depending on the Fund’s holding period for the shares. Losses realized upon such redemptions may result in a substantial number of “wash sales” and deferral, perhaps indefinitely, of realized losses to the Fund.
67

Net Capital Loss Carryforwards.  Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, until they have been reduced to zero.
In the event that the Fund were to experience an ownership change as defined under the Internal Revenue Code, the loss carryforwards and other favorable tax attributes of the Fund and the Underlying Fund, if any, may be subject to limitation.
As of October 31, 2019, the tax year-end of the Fund, the Fund had non-expiring capital loss carryforwards in the amount of $23,976 available to offset future realized capital gains.
Excise Tax.  The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus at least 98.2% of its capital gain net income for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax. Long-term capital distributions from the Underlying Fund paid in December or, in certain cases, January in satisfaction of this rule will be subject to potential distribution by the Fund in the following calendar year.
Taxation of U.S. Shareholders.  Dividends and other distributions by the Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or capital gain distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.
The Fund intends to distribute annually to its shareholders substantially all of its net tax-exempt income, investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (at a flat rate of 21%) on the amount retained. In that event, the Fund will report such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the excess of the amount in clause (a) over the amount in clause (b). Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.
Distributions of net realized long-term capital gains, if any, that the Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts.
If an individual receives a regular dividend qualifying for the long-term capital gain rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period, or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.
Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in shares of the Fund, and as a capital gain thereafter (if the
68

shareholder holds shares of the Fund as capital assets). Distributions in excess of the Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount. No deduction would be allowed to an investor for interest on indebtedness incurred or continued to purchase or carry shares of the Fund to the extent the interest deduction would relate to exempt-interest dividends received.
A 3.8% U.S. federal Medicare contribution tax is imposed on net investment income, including, but not limited to, interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly), and of estates and trusts.
Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (i) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (ii) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.
In certain situations, the Fund may, for a taxable year, defer all or a portion of its net capital loss (or if there is no net capital loss, then any net long-term or short-term capital loss) realized after October and its late-year ordinary loss (defined as the sum of the excess of post-October foreign currency and passive foreign investment company (“PFIC”) losses over post-October foreign currency and PFIC gains, plus the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.
Sales of Shares.  Upon the sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in shares of the Fund. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends or capital gains distributions, or by an option, or contract to acquire substantially identical shares, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. The Medicare contribution tax described above will apply to the sale of Fund shares.
If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then, on or before January 31 of the following calendar year, acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.
Backup Withholding.  In certain cases, the Fund will be required to withhold at a 24% rate and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to backup withholding by the IRS; (iii) has failed to certify to the Fund that such
69

shareholder is not subject to backup withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.
Sections 351 and 362.  The Trust, on behalf of the Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Sections 351 and 362 of the Internal Revenue Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If the Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to the Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.
Taxation of Certain Derivatives.  The Fund’s transactions in zero coupon securities, non-U.S. currencies, forward contracts, options and futures contracts (including options and futures contracts on non-U.S. currencies), to the extent permitted, will be subject to special provisions of the Internal Revenue Code (including provisions relating to “hedging transactions” and “straddles”) that, among other consequences, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.
The Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.
As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). The cost of any payments made by the Fund on a swap transaction will be netted pro rata against both tax exempt and taxable gross income. With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.
Market Discount.  Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount (“OID”). To the extent the Fund does not include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.
Non-U.S. Investments.  Income (including, in some cases, capital gains) received by the Fund from investments in non-U.S. securities may be subject to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of the Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund may elect for U.S. income tax purposes to
70

treat non-U.S. income taxes paid by it as paid by its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such non-U.S. taxes in computing their taxable income and then treat an amount equal to those non-U.S. taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such non-U.S. income tax that must be included in each shareholder’s gross income and the amount which will be available for the deduction or credit. No deduction for non-U.S. taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for non-U.S. taxes may be claimed. Under Section 988 of the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gain or losses on non-U.S. currency, non-U.S. currency forward contracts, certain non-U.S. currency options or futures contracts and the disposition of debt securities denominated in non-U.S. currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.
The Underlying Fund, if invested in non-U.S. securities, may be subject to non-U.S. income taxes and non U.S. financial transactions taxes. The Underlying Fund, if permitted to do so, may elect to “pass through” to its investors, including the Fund, the amount of non-U.S. income taxes paid by the Underlying Fund. The Fund itself will be eligible to elect to “pass through” such amounts to its stockholders and may do so, depending upon circumstances.
Original Issue Discount.  OID on tax-exempt bonds is recognized over the term of the bond and is tax-exempt to the holder of the bond. Special U.S. federal income tax rules apply to inflation-indexed bonds. Generally, all stated interest on such bonds is taken into income by the Fund under its regular method of accounting for interest income. The amount of a positive inflation adjustment, which results in an increase in the inflation-adjusted principal amount of the bond, is treated as original issue discount. The OID is included in the Fund’s gross income ratably during the period ending with the maturity of the bond, under the general OID inclusion rules. The amount of the Fund’s OID in a taxable year with respect to a bond will increase the Fund’s taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, the Fund may need to use other sources of cash to satisfy its distributions for such year. The amount of negative inflation adjustment, which results in a decrease in the inflation-adjusted principal amount of the bond, reduces the amount of interest (including stated, interest, OID, and market discount, if any) otherwise includible in the Fund’s income with respect to the bond for the taxable year.
Reporting.  If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Taxation of Non-U.S. Shareholders.  Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by the Fund from net tax-exempt income or long-term capital gains are generally not subject to such withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or IRS Form W-8BEN-E certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the U.S. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, IRS Form W-8BEN-E or other applicable form may be subject to backup withholding at the appropriate rate.
71

Properly-reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder or partner, reduced by expenses that are allocable to such income); or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
Distributions to certain foreign shareholders by a Fund at least 50% of the assets of which are “U.S. real property interests” (as defined in the Internal Revenue Code and Treasury regulations) at any time during the five-year period ending on the date of the distributions, to the extent the distributions are attributable to gains from sales or exchanges of U.S. real property interests (including shares in certain “U.S. real property holding corporations” such as certain REITs, although exceptions may apply if any class of stock of such a corporation is regularly traded on an established securities market and the Fund has held no more than 5% of such class of stock at any time during the five-year period ending on the date of the distributions), generally must be treated by such foreign shareholders as income effectively connected to a trade or business within the U.S., which is generally subject to tax at the graduated rates applicable to U.S. shareholders, except for distributions to foreign shareholders that held no more than 5% of any class of stock of the Fund at any time during the previous one-year period ending on the date of the distributions. Such distributions may be subject to U.S. withholding tax and may require a foreign shareholder to file a U.S. federal income tax return. In addition, sales or redemptions of shares held by certain foreign shareholders in such a Fund generally will be subject to U.S. withholding tax and generally will require the foreign shareholder to file a U.S. federal income tax return, although exceptions may apply if more than 50% of the value of the Fund’s shares are held by U.S. shareholders or the foreign shareholder selling or redeeming the shares has held no more than 5% of any class of stock of the Fund at any time during the five-year period ending on the date of the sale or redemption.
Provided that more than 50% of the value of a Fund’s stock is held by U.S. shareholders, redemptions and other distributions made in the form of U.S. real property interests (including shares in certain “U.S. real property holding corporations”, although exceptions may apply if any class of stock of such a corporation is regularly traded on an established securities market and the Fund has held no more than 5% of such class of stock at any time during the five-year period ending on the date of the distribution) generally will cause the Fund to recognize a portion of any unrecognized gain in the U.S. real property interests equal to the product of (i) the excess of fair market value of such U.S. real property interests over the Fund’s adjusted bases in such interests and (ii) the greatest foreign ownership percentage of the Fund during the five-year period ending on the date of distribution.
Shareholders that are nonresident aliens or foreign entities are urged to consult their own tax advisors concerning the particular tax consequences to them of an investment in a Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to: (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to: (i) enter into agreements with the IRS that state that they will provide the IRS information including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.
72

Shares of the Fund held by a non-U.S. shareholder at death will be considered situated within the U.S. and subject to the U.S. estate tax.
The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including consequences under state, local and non-U.S. tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.
Financial Statements
The Fund's audited Financial Statements, including the Financial Highlights, appearing in the applicable Annual Report to Shareholders and the report therein of PricewaterhouseCoopers LLP, an independent registered public accounting firm, are hereby incorporated by reference in this SAI. The applicable Annual Report to Shareholders, which contains the referenced audited financial statements, is available upon request and without charge.
Miscellaneous Information
Counsel.  Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.
Independent Registered Public Accounting Firm.  PricewaterhouseCoopers LLP, located at Two Commerce Square, 2001 Market Street, Philadelphia, PA 19103, serves as the Trust's independent registered public accounting firm, audits the Fund's financial statements, and may perform other services.
Shareholder Communications to the Board.  The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to iShares Board of Trustees, c/o BlackRock Fund Advisors, iShares Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns shares; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.
Investors’ Rights.  The Fund relies on the services of BFA and its other service providers, including the Distributor, administrator, custodian and transfer agent. Further information about the duties and roles of these service providers is set out in this SAI. Investors who acquire shares of the Fund are not parties to the relevant agreement with these service providers and do not have express contractual rights against the Fund or its service providers, except certain institutional investors that are Authorized Participants may have certain express contractual rights with respect to the Distributor under the terms of the relevant Authorized Participant Agreement. Investors may have certain legal rights under federal or state law against the Fund or its service providers. In the event that an investor considers that it may have a claim against the Fund, or against any service provider in connection with its investment in the Fund, such investor should consult its own legal advisor.
By contract, Authorized Participants irrevocably submit to the non-exclusive jurisdiction of any New York State or U.S. federal court sitting in New York City over any suit, action or proceeding arising out of or relating to the Authorized Participant Agreement. Jurisdiction over other claims, whether by investors or Authorized Participants, will turn on the facts of the particular case and the law of the jurisdiction in which the proceeding is brought.
73

Appendix A1 - iShares ETFs Proxy Voting Policy
BlackRock U.S. Registered Funds
Open-End Fund Proxy Voting Policy
Procedures Governing Delegation of Proxy Voting to Fund Advisers
April 1, 2020
Open-End Mutual Funds (including money market funds)
iShares and BlackRock ETFs
The Boards of Trustees/Directors (“Directors”) of open-end funds (the “Funds”) advised by BlackRock Fund Advisors or BlackRock Advisors, LLC (“BlackRock”), have the responsibility for the oversight of voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate the responsibility to vote proxies to BlackRock, subject to the principles outlined in this Policy, as part of BlackRock’s authority to manage, acquire and dispose of account assets, all as contemplated by the Funds’ respective investment management agreements.
BlackRock has adopted guidelines and procedures (together and as from time to time amended, the “BlackRock Proxy Voting Guidelines”) governing proxy voting by accounts managed by BlackRock.
BlackRock will cast votes on behalf of each of the Funds on specific proxy issues in respect of securities held by each such Fund (or may refrain from voting) in accordance with the BlackRock Proxy Voting Guidelines.
BlackRock will report on an annual basis to the Directors on (1) a summary of all proxy votes that BlackRock has made on behalf of the Funds in the preceding year together with a representation that all votes were in accordance with the BlackRock Proxy Voting Guidelines, and (2) any changes to the BlackRock Proxy Voting Guidelines that have not previously been reported.
A-1

Appendix A2 – BlackRock Global Proxy Voting Policies
BlackRock Investment Stewardship
Global Corporate Governance & Engagement Principles
January 2020
A-2

A-3

INTRODUCTION TO BLACKROCK
BlackRock’s purpose is to help more and more people experience financial well-being. As a fiduciary to our clients, we provide the investment and technology solutions they need when planning for their most important goals. We manage assets on behalf of institutional and individual clients, across a full spectrum of investment strategies, asset classes and regions. Our client base includes pension plans, endowments, foundations, charities, official institutions, insurers and other financial institutions, as well as individuals around the world.
PHILOSOPHY ON CORPORATE GOVERNANCE
BlackRock Investment Stewardship (“BIS”) activities are focused on maximizing long-term value for our clients. BIS does this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.
We believe that there are certain fundamental rights attached to shareholding. Companies and their boards should be accountable to shareholders and structured with appropriate checks and balances to ensure that they operate in shareholders’ best interests. Effective voting rights are central to the rights of ownership and there should be one vote for one share. Shareholders should have the right to elect, remove and nominate directors, approve the appointment of the auditor and to amend the corporate charter or by-laws. Shareholders should be able to vote on matters that are material to the protection of their investment, including but not limited to, changes to the purpose of the business, dilution levels and pre-emptive rights, and the distribution of income and capital structure. In order to make informed decisions, we believe that shareholders have the right to sufficient and timely information.
Our primary focus is on the performance of the board of directors. As the agent of shareholders, the board should set the company’s strategic aims within a framework of prudent and effective controls, which enables risk to be assessed and managed. The board should provide direction and leadership to management and oversee management’s performance. Our starting position is to be supportive of boards in their oversight efforts on shareholders’ behalf and we would generally expect to support the items of business they put to a vote at shareholder meetings. Votes cast against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the best interests of shareholders or have not responded adequately to shareholder concerns. We assess voting matters on a case-by-case basis and in light of each company’s unique circumstances taking into consideration regional best practices and long-term value creation.
These principles set out our approach to engaging with companies, provide guidance on our position on corporate governance and outline how our views might be reflected in our voting decisions. Corporate governance practices can vary internationally, so our expectations in relation to individual companies are based on the legal and regulatory framework of each local market. However, we believe there are overarching principles of corporate governance that apply globally and provide a framework for more detailed, market-specific assessments.
We believe BlackRock has a responsibility in relation to monitoring and providing feedback to companies, sometimes known as “stewardship.” These ownership responsibilities include engaging with management or board members on corporate governance matters, voting proxies in the best long -term economic interests of our clients, and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long -term shareholder value creation. We also believe in the responsibility to our clients to have appropriate resources and oversight structures. Our approach is set out in the section below titled “BlackRock’s oversight of its investment stewardship activities” and is further detailed in a team profile on our website.
CORPORATE GOVERNANCE, ENGAGEMENT AND VOTING
We recognize that accepted standards of corporate governance differ between markets, but we believe there are sufficient common threads globally to identify an overarching set of principles. The objective of our investment stewardship activities is the protection and enhancement of the value of our clients’ investments in public corporations. Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation. We discuss below the principles under six key themes. In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.
The six key themes are:
A-4

•	Boards and directors
•	Auditors and audit-related issues
•	Capital structure, mergers, asset sales and other special transactions
•	Compensation and benefits
•	Environmental and social issues
•	General corporate governance matters and shareholder protections
At a minimum, we expect companies to observe the accepted corporate governance standards in their domestic market or to explain why doing so is not in the interests of shareholders. Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders, we will engage with the company and/or use our vote to encourage a change in practice. In making voting decisions, we perform independent research and analysis, such as reviewing relevant information published by the company and apply our voting guidelines to achieve the outcome we believe best protects our clients’ long -term economic interests. We also work closely with our active portfolio managers, and may take into account internal and external research.
BlackRock views engagement as an important activity; engagement provides us with the opportunity to improve our understanding of the challenges and opportunities that investee companies are facing and their governance structures. Engagement also allows us to share our philosophy and approach to investment and corporate governance with companies to enhance their understanding of our objectives. Our engagements often focus on providing our feedback on company disclosures, particularly where we believe they could be enhanced. There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.
BlackRock’s engagements emphasize direct dialogue with corporate leadership on the governance issues identified in these principles that have a material impact on financial performance. These engagements enable us to cast informed votes aligned with clients’ long-term economic interests. We generally prefer to engage in the first instance where we have concerns and give management time to address or resolve the issue. As a long-term investor, we are patient and persistent in working with our portfolio companies to have an open dialogue and develop mutual understanding of governance matters, to promote the adoption of best practices and to assess the merits of a company’s approach to its governance. We monitor the companies in which we invest and engage with them constructively and privately where we believe doing so helps protect shareholders’ interests. We do not try to micro-manage companies, or tell management and boards what to do. We present our views as a long-term shareholder and listen to companies’ responses. The materiality and immediacy of a given issue will generally determine the level of our engagement and whom we seek to engage at the company, which could be management representatives or board directors.
Boards and directors
The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests. Board members serve as agents of shareholders in overseeing the strategic direction and operation of the company. For this reason, BlackRock focuses on directors in many of our engagements and sees the election of directors as one of our most important responsibilities in the proxy voting context.
We expect the board of directors to promote and protect shareholder interests by:
•	establishing an appropriate corporate governance structure
•	supporting and overseeing management in setting long -term strategic goals, applicable measures of value-creation and milestones that will demonstrate progress, and steps taken if any obstacles are anticipated or incurred
•	ensuring the integrity of financial statements
•	making independent decisions regarding mergers, acquisitions and disposals
•	establishing appropriate executive compensation structures
•	addressing business issues, including environmental and social issues, when they have the potential to materially impact company reputation and performance
There should be clear definitions of the role of the board, the committees of the board and senior management such that the responsibilities of each are well understood and accepted. Companies should report publicly the approach taken to
A-5

governance (including in relation to board structure) and why this approach is in the best interest of shareholders. We will seek to engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company, or the performance of individual board members. We believe that when a company is not effectively addressing a material issue, its directors should be held accountable.
BlackRock believes that directors should stand for re-election on a regular basis. We assess directors nominated for election or re-election in the context of the composition of the board as a whole. There should be detailed disclosure of the relevant credentials of the individual directors in order for shareholders to assess the caliber of an individual nominee. We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders. Common impediments to independence may include but are not limited to:
•	current or former employment at the company or a subsidiary within the past several years
•	being, or representing, a shareholder with a substantial shareholding in the company
•	interlocking directorships
•	having any other interest, business or other relationship which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company
BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non -executive director to chair it or, where the chairman is also the CEO (or is otherwise not independent), an independent lead director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations. The lead independent board director should be available to shareholders in those situations where a director is best placed to explain and justify a company’s approach.
To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. In identifying potential candidates, boards should take into consideration the multiple dimensions of diversity, including personal factors such as gender, ethnicity, and age; as well as professional characteristics, such as a director’s industry, area of expertise, and geographic location. The board should review these dimensions of the current directors and how they might be augmented by incoming directors. We believe that directors are in the best position to assess the optimal size for the board, but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.
There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that shareholders’ interests are best served when the board forms committees of fully independent directors to deal with such matters. In many markets, these committees of the board specialize in audit, director nominations and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party or to investigate a significant adverse event.
Auditors and audit-related issues
Comprehensive disclosure provides investors with a sense of the company’s long-term operational risk management practices and, more broadly, the quality of the board’s oversight. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.
BlackRock recognizes the critical importance of financial statements, which should provide a true and fair picture of a company’s financial condition. We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function. We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.
The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where the audit firm provides services to the company in addition to the audit, the fees earned should be disclosed and explained. Audit committees should have in place a procedure for assessing annually the independence of the auditor.
A-6

Capital structure, mergers, asset sales and other special transactions
The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emptive rights are a key protection for shareholders against the dilution of their interests.
Effective voting rights are central to the rights of ownership and we believe strongly in one vote for one share as a guiding principle that supports good corporate governance. Shareholders, as the residual claimants, have the strongest interest in protecting company value, and voting power should match economic exposure.
We are concerned that the creation of a dual share class may result in an over-concentration of power in the hands of a few shareholders, thus disenfranchising other shareholders and amplifying the potential conflict of interest, which the one share, one vote principle is designed to mitigate. However, we recognize that in certain circumstances, companies may have a valid argument for dual-class listings, at least for a limited period of time. We believe that such companies should review these dual-class structures on a regular basis or as company circumstances change. Additionally, they should receive shareholder approval of their capital structure on a periodic basis via a management proposal in the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.
In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long -term economic interests of shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it enhances long -term shareholder value. We would prefer that proposed transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executives’ and/or board members’ financial interests in a given transaction have not adversely affected their ability to place shareholders’ interests before their own. Where the transaction involves related parties, we would expect the recommendation to support it to come from the independent directors and it is good practice to be approved by a separate vote of the non-conflicted shareholders.
BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We expect any so-called ‘shareholder rights plans’ proposed by a board to be subject to shareholder approval upon introduction and periodically thereafter for continuation.
Compensation and benefits
BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests, particularly generating sustainable long-term shareholder returns. We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize. We encourage companies to ensure that their compensation plans incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee or equivalent board members accountable for poor compensation practices or structures.
BlackRock believes that there should be a clear link between variable pay and company performance that drives shareholder returns. We are not supportive of one-off or special bonuses unrelated to company or individual performance. We acknowledge that the use of peer group evaluation by compensation committees can help ensure competitive pay; however, we are concerned when increases in total compensation at a company are justified solely on peer benchmarking rather than outperformance. We support incentive plans that foster the sustainable achievement of results relative to competitors. The vesting timeframes associated with incentive plans should facilitate a focus on long -term value creation. We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to forgo rewards when they are not justified by actual performance. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practice.
A-7

Non-executive directors should be compensated in a manner that is commensurate with the time and effort expended in fulfilling their professional responsibilities. Additionally, these compensation arrangements should not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.
Environmental and social issues
Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well -managed companies will deal effectively with the material environmental and social (“E&S”) factors relevant to their businesses.
Robust disclosure is essential for investors to effectively gauge companies’ business practices and planning related to E&S risks and opportunities.
BlackRock expects companies to issue reports aligned with the recommendations of the Task Force on Climate -related Financial Disclosures (TCFD) and the standards put forward by the Sustainability Accounting Standards Board (SASB). We view the SASB and TCFD frameworks as complementary in achieving the goal of disclosing more financially material information, particularly as it relates to industry -specific metrics and target setting. TCFD’s recommendations provide an overarching framework for disclosure on the business implications of climate change, and potentially other E&S factors. We find SASB’s industry-specific guidance (as identified in its materiality map) beneficial in helping companies identify and discuss their governance, risk assessments, and performance against these key performance indicators (KPIs). Any global standards adopted, peer group benchmarking undertaken, and verification processes in place should also be disclosed and discussed in this context.
BlackRock has been engaging with companies for several years on disclosure of material E&S factors. Given the increased understanding of sustainability risks and opportunities, and the need for better information to assess them, we specifically ask companies to:
1)	publish a disclosure in line with industry-specific SASB guidelines by year-end, if they have not already done so, or disclose a similar set of data in a way that is relevant to their particular business; and
2)	disclose climate-related risks in line with the TCFD’s recommendations, if they have not already done so. This should include the company’s plan for operating under a scenario where the Paris Agreement’s goal of limiting global warming to less than two degrees is fully realized, as expressed by the TCFD guidelines.
See our commentary on our approach to engagement on TCFD and SASB aligned reporting for greater detail of our expectations.
We will use these disclosures and our engagements to ascertain whether companies are properly managing and overseeing these risks within their business and adequately planning for the future. In the absence of robust disclosures, investors, including BlackRock, will increasingly conclude that companies are not adequately managing risk.
We believe that when a company is not effectively addressing a material issue, its directors should be held accountable. We will generally engage directly with the board or management of a company when we identify issues. We may vote against the election of directors where we have concerns that a company might not be dealing with E&S factors appropriately.
Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of material E&S factors.
In deciding our course of action, we will assess the company’s disclosures and the nature of our engagement with the company on the issue over time, including whether:
•	The company has already taken sufficient steps to address the concern
•	The company is in the process of actively implementing a response
•	There is a clear and material economic disadvantage to the company in the near-term if the issue is not addressed in the manner requested by the shareholder proposal
We do not see it as our role to make social or political judgments on behalf of clients. Our consideration of these E&S factors is consistent with protecting the long-term economic interest of our clients’ assets. We expect investee companies to comply,
A-8

at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where local laws or regulations that significantly impact the company’s operations are contradictory or ambiguous to global norms.
Climate risk
Within the framework laid out above, as well as our guidance on “How BlackRock Investment Stewardship engages on climate risk,” we believe that climate presents significant investment risks and opportunities that may impact the long - term financial sustainability of companies. We believe that the reporting frameworks developed by TCFD and SASB provide useful guidance to companies on identifying, managing, and reporting on climate -related risks and opportunities.
We expect companies to help their investors understand how the company may be impacted by climate risk, in the context of its ability to realize a long-term strategy and generate value over time. We expect companies to convey their governance around this issue through their corporate disclosures aligned with TCFD and SASB. For companies in sectors that are significantly exposed to climate-related risk, we expect the whole board to have demonstrable fluency in how climate risk affects the business and how management approaches assessing, adapting to, and mitigating that risk.
Where a company receives a shareholder proposal related to climate risk, in addition to the factors laid out above, our assessment will take into account the robustness of the company’s existing disclosures as well as our understanding of its management of the issues as revealed through our engagements with the company and board members over time. In certain instances, we may disagree with the details of a climate-related shareholder proposal but agree that the company in question has not made sufficient progress on climate-related disclosures. In these instances, we may not support the proposal, but may vote against the election of relevant directors.
General corporate governance matters and shareholder protections
BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and viability of the companies in which they invest. In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these. The reporting and disclosure provided by companies help shareholders assess whether their economic interests have been protected and the quality of the board’s oversight of management. We believe shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.
BLACKROCK’S OVERSIGHT OF ITS INVESTMENT STEWARDSHIP ACTIVITIES
Oversight
We hold ourselves to a very high standard in our investment stewardship activities, including proxy voting. This function is executed by a team called BlackRock Investment Stewardship (“BIS”) which is comprised of BlackRock employees who do not have other responsibilities other than their roles in BIS. BIS is considered an investment function. The team does not have sales responsibilities.
BlackRock maintains three regional advisory committees (“Stewardship Advisory Committees”) for (a) the Americas; (b) Europe, the Middle East and Africa (“EMEA”); and (c) Asia-Pacific, generally consisting of senior BlackRock investment professionals and/or senior employees with practical boardroom experience. The regional Stewardship Advisory Committees review and advise on amendments to the proxy voting guidelines covering markets within each respective region (“Guidelines”).
In addition to the regional Stewardship Advisory Committees, the Investment Stewardship Global Oversight Committee (“Global Committee”) is a risk-focused committee, comprised of senior representatives from various BlackRock investment teams, BlackRock’s Deputy General Counsel, the Global Head of Investment Stewardship (“Global Head”), and other senior executives with relevant experience and team oversight.
The Global Head has primary oversight of the activities of BIS, including voting in accordance with the Guidelines, which require the application of professional judgment and consideration of each company’s unique circumstances. The Global Committee reviews and approves amendments to these Global Corporate Governance & Engagement Principles. The Global
A-9

Committee also reviews and approves amendments to the regional Guidelines, as proposed by the regional Stewardship Advisory Committees.
In addition, the Global Committee receives and reviews periodic reports regarding the votes cast by BIS, as well as regular updates on material process issues, procedural changes and other risk oversight considerations. The Global Committee reviews these reports in an oversight capacity as informed by the BIS corporate governance engagement program and Guidelines.
BIS carries out engagement with companies, monitors and executes proxy votes, and conducts vote operations (including maintaining records of votes cast) in a manner consistent with the relevant Guidelines. BIS also conducts research on corporate governance issues and participates in industry discussions to keep abreast of important developments in the corporate governance field. BIS may utilize third parties for certain of the foregoing activities and performs oversight of those third parties. BIS may raise complicated or particularly controversial matters for internal discussion with the relevant investment teams and/or refer such matters to the appropriate regional Stewardship Advisory Committees for review, discussion and guidance prior to making a voting decision.
Vote execution
We carefully consider proxies submitted to funds and other fiduciary account(s) (“Fund” or “Funds”) for which we have voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which we have voting authority based on our evaluation of the best long-term economic interests of shareholders, in the exercise of our independent business judgment, and without regard to the relationship of the issuer of the proxy (or any shareholder proponent or dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, or BlackRock employees (see “Conflicts management policies and procedures”, below).
When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with the Guidelines for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Stewardship Advisory Committees. BIS may, in the exercise of their professional judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is required or that an exception to the Guidelines would be in the best long - term economic interests of BlackRock’s clients.
In the uncommon circumstance of there being a vote with respect to fixed income securities or the securities of privately held issuers, the decision generally will be made by a Fund's portfolio managers and/or BIS based on their assessment of the particular transactions or other matters at issue.
In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “share- blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; (vi) regulatory constraints; and (vii) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as share-blocking or overly burdensome administrative requirements.
As a consequence, BlackRock votes proxies on a “best-efforts” basis. In addition, BIS may determine that it is generally in the best interests of BlackRock’s clients not to vote proxies if the costs (including but not limited to opportunity costs associated with share-blocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the proposal.
Portfolio managers have full discretion to vote the shares in the Funds they manage based on their analysis of the economic impact of a particular ballot item. Portfolio managers may from time to time reach differing views on how best to maximize economic value with respect to a particular investment. Therefore, portfolio managers may, and sometimes do, vote shares in the Funds under their management differently from one another. However, because BlackRock’s clients are mostly long-term investors with long-term economic goals, ballots are frequently cast in a uniform manner.
A-10

Conflicts management policies and procedures
BIS maintains the following policies and procedures that seek to prevent undue influence on BlackRock’s proxy voting activity. Such influence might stem from any relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates, or BlackRock employees. The following are examples of sources of perceived or potential conflicts of interest:
•	BlackRock clients who may be issuers of securities or proponents of shareholder resolutions
•	BlackRock business partners or third parties who may be issuers of securities or proponents of shareholder resolutions
•	BlackRock employees who may sit on the boards of public companies held in Funds managed by BlackRock
•	Significant BlackRock, Inc. investors who may be issuers of securities held in Funds managed by BlackRock
•	Securities of BlackRock, Inc. or BlackRock investment funds held in Funds managed by BlackRock
•	BlackRock, Inc. board members who serve as senior executives of public companies held in Funds managed by BlackRock
BlackRock has taken certain steps to mitigate perceived or potential conflicts including, but not limited to, the following:
•	Adopted the Guidelines which are designed to protect and enhance the economic value of the companies in which BlackRock invests on behalf of clients.
•	Established a reporting structure that separates BIS from employees with sales, vendor management or business partnership roles. In addition, BlackRock seeks to ensure that all engagements with corporate issuers, dissident shareholders or shareholder proponents are managed consistently and without regard to BlackRock’s relationship with such parties. Clients or business partners are not given special treatment or differentiated access to BIS. BIS prioritizes engagements based on factors including but not limited to our need for additional information to make a voting decision or our view on the likelihood that an engagement could lead to positive outcome(s) over time for the economic value of the company. Within the normal course of business, BIS may engage directly with BlackRock clients, business partners and/or third parties, and/or with employees with sales, vendor management or business partnership roles, in discussions regarding our approach to stewardship, general corporate governance matters, client reporting needs, and/or to otherwise ensure that proxy-related client service levels are met.
•	Determined to engage, in certain instances, an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest, to satisfy regulatory compliance requirements, or as may be otherwise required by applicable law. In such circumstances, the independent fiduciary provides BlackRock’s proxy voting agent with instructions, in accordance with the Guidelines, as to how to vote such proxies, and BlackRock’s proxy voting agent votes the proxy in accordance with the independent fiduciary’s determination. BlackRock uses an independent fiduciary to vote proxies of (i) any company that is affiliated with BlackRock, Inc., (ii) any public company that includes BlackRock employees on its board of directors, (iii) The PNC Financial Services Group, Inc., (iv) any public company of which a BlackRock, Inc. board member serves as a senior executive, and (v) companies when legal or regulatory requirements compel BlackRock to use an independent fiduciary. In selecting an independent fiduciary, we assess several characteristics, including but not limited to: independence, an ability to analyze proxy issues and vote in the best economic interest of our clients, reputation for reliability and integrity, and operational capacity to accurately deliver the assigned votes in a timely manner. We may engage more than one independent fiduciary, in part in order to mitigate potential or perceived conflicts of interest at an independent fiduciary. The Global Committee appoints and reviews the performance of the independent fiduciar(ies), generally on an annual basis.
When so authorized, BlackRock acts as a securities lending agent on behalf of Funds. With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests. The decision whether to recall securities on loan to vote is based on a formal analysis of the revenue producing value to clients of loans, against the assessed economic value of casting votes. Generally, we expect that the likely economic value to clients of casting votes would be less than the securities lending income, either because, in our assessment, the resolutions being voted on will not have significant economic consequences or because the outcome would not be affected by BlackRock recalling loaned securities in order to vote. BlackRock also may, in our discretion, determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.
Periodically, BlackRock reviews our process for determining whether to recall securities on loan in order to vote and may modify it as necessary.
A-11

Voting guidelines
The issue-specific Guidelines published for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. These Guidelines are not intended to be exhaustive. BIS applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, these Guidelines do not indicate how BIS will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.
Reporting and vote transparency
We inform clients about our engagement and voting policies and activities through direct communication and through disclosure on our website. Each year we publish an annual report, an annual engagement and voting statistics report, and our full voting record to our website. On a quarterly basis, we publish regional reports which provide an overview of our investment stewardship engagement and voting activities during the quarter, including market developments, speaking engagements, and engagement and voting statistics. Additionally, we make public our market-specific voting guidelines for the benefit of clients and companies with whom we engage.
A-12

Appendix A3 – BlackRock U.S. Proxy Voting Policies
BlackRock Investment Stewardship
Corporate Governance and Proxy Voting Guidelines for U.S. Securities
January 2020
A-13

Contents
Introduction	A-16
Voting guidelines	A-16
Boards and directors	A-16
- Director elections	A-16
- Independence	A-16
- Oversight	A-17
- Responsiveness to shareholders	A-17
- Shareholder rights	A-17
- Board composition and effectiveness	A-18
- Board size	A-19
- CEO and management succession planning	A-19
- Classified board of directors / staggered terms	A-19
- Contested director elections	A-19
- Cumulative voting	A-19
- Director compensation and equity programs	A-19
- Majority vote requirements	A-19
- Risk oversight	A-20
- Separation of chairman and CEO	A-20
Auditors and audit-related issues	A-20
Capital structure proposals	A-21
- Equal voting rights	A-21
- Blank check preferred stock	A-21
- Increase in authorized common shares	A-21
- Increase or issuance of preferred stock	A-21
- Stock splits	A-22
Mergers, asset sales, and other special transactions	A-22
- Poison pill plans	A-22
- Reimbursement of expenses for successful shareholder campaigns	A-22
Executive Compensation	A-22
- Advisory resolutions on executive compensation (“Say on Pay”)	A-23
- Advisory votes on the frequency of Say on Pay resolutions	A-23
- Claw back proposals	A-23
- Employee stock purchase plans	A-23
- Equity compensation plans	A-23
- Golden parachutes	A-23
- Option exchanges	A-24
- Pay-for-Performance plans	A-24
- Supplemental executive retirement plans	A-24
Environmental and social issues	A-24
- Climate risk	A-25
- Corporate political activities	A-26
General corporate governance matters	A-26
- Adjourn meeting to solicit additional votes	A-26
- Bundled proposals	A-26
- Exclusive forum provisions	A-26
- Multi-jurisdictional companies	A-26
- Other business	A-27
- Reincorporation	A-27
- IPO governance	A-27
A-14

Contents
Shareholder Protections	A-27
- Amendment to charter / articles / bylaws	A-27
- Proxy access	A-28
- Right to act by written consent	A-28
- Right to call a special meeting	A-28
- Simple majority voting	A-28
A-15

These guidelines should be read in conjunction with the BlackRock Investment Stewardship Global Corporate Governance Guidelines & Engagement Principles.
INTRODUCTION
BlackRock, Inc. and its subsidiaries (collectively, “BlackRock”) seek to make proxy voting decisions in the manner most likely to protect and enhance the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BlackRock Investment Stewardship’s general philosophy and approach to corporate governance issues that most commonly arise in proxy voting for U.S. securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots , as well as our expectations of boards of directors. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.
VOTING GUIDELINES
These guidelines are divided into eight key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders:
•	Boards and directors
•	Auditors and audit-related issues
•	Capital structure
•	Mergers, asset sales, and other special transactions
•	Executive compensation
•	Environmental and social issues
•	General corporate governance matters
•	Shareholder protections
BOARDS AND DIRECTORS
Director elections
In general, BlackRock supports the election of directors as recommended by the board in uncontested elections. However, we believe that when a company is not effectively addressing a material issue, its directors should be held account able. We may withhold votes from directors or members of particular board committees in certain situations, as indicated below .
Independence
We expect a majority of the directors on the board to be independent. In addition, all members of key committees, including audit, compensation, and nominating / governance committees, should be independent. Our view of independence may vary slightly from listing standards.
In particular, common impediments to independence in the U.S. may include:
•	Employment as a senior executive by the company or a subsidiary within the past five years
•	An equity ownership in the company in excess of 20%
•	Having any other interest, business, or relationship which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company
We may vote against directors serving on key committees that we do not consider to be independent.
When evaluating controlled companies, as defined by the U.S. stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.
A-16

Oversight
We expect the board to exercise appropriate oversight over management and business activities of the company. We will consider voting against committee members and / or individual directors in the following circumstances:
•	Where the board has failed to exercise oversight with regard to accounting practices or audit oversight, we will consider voting against the current audit committee, and any other members of the board who may be responsible. For example, this may apply to members of the audit committee during a period when the board failed to facilitate quality, independent auditing if substantial accounting irregularities suggest insufficient oversight by that committee
•	Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue
•	The chair of the nominating / governance committee, or where no chair exists, the nominating / governance committee member with the longest tenure, where the board is not comprised of a majority of independent directors. However, this would not apply in the case of a controlled company
•	Where it appears the director has acted (at the company or at other companies) in a manner that compromises his / her reliability to represent the best long-term economic interests of shareholders
•	Where a director has a pattern of poor attendance at combined board and applicable key committee meetings. Excluding exigent circumstances, BlackRock generally considers attendance at less than 75% of the combined board and applicable key committee meetings by a board member to be poor attendance
•	Where a director serves on an excess number of boards, which may limit his / her capacity to focus on each board’s requirements. The following illustrates the maximum number of boards on which a director may serve, before he / she is considered to be over-committed:

	Public Company CEO	# Outside Public Boards*	Total # of Public Boards
Director A	x	1	2
Director B		3	4

*	In addition to the company under review
Responsiveness to shareholders
We expect a board to be engaged and responsive to its shareholders. Where we believe a board has not substantially addressed shareholder concerns, we may vote against the appropriate committees and / or individual directors. The following illustrates common circumstances:
•	The independent chair or lead independent director, members of the nominating / governance committee, and / or the longest tenured director(s), where we observe a lack of board responsiveness to shareholders, evidence of board entrenchment, and / or failure to promote adequate board succession planning
•	The chair of the nominating / governance committee, or where no chair exists, the nominating / governance committee member with the longest tenure, where board member(s) at the most recent election of directors have received withhold votes from more than 30% of shares voted and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial withhold vote
•	The independent chair or lead independent director and / or members of the nominating / governance committee, where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders’ fundamental rights or long-term economic interests
Shareholder rights
We expect a board to act with integrity and to uphold governance best practices. Where we believe a board has not acted in the best interests of its shareholders, we may vote against the appropriate committees and / or individual directors. The following illustrates common circumstances:
A-17

•	The independent chair or lead independent director and members of the governance committee, where a board implements or renews a poison pill without shareholder approval
•	The independent chair or lead independent director and members of the governance committee, where a board amends the charter / articles / bylaws such that the effect may be to entrench directors or to significantly reduce shareholder rights
•	Members of the compensation committee where the company has repriced options without shareholder approval
•	If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, if we have a concern regarding a committee or committee chair that is not up for re-election, we will generally register our concern by withholding votes from all available members of the relevant committee
Board composition and effectiveness
We encourage boards to periodically renew their membership to ensure relevant skills and experience within the boardroom. To this end, regular performance reviews and skills assessments should be conducted by the nominating / governance committee.
Furthermore, we expect boards to be comprised of a diverse selection of individuals who bring their personal and professional experiences to bear in order to create a constructive debate of competing views and opinions in the boardroom. We recognize that diversity has multiple dimensions. In identifying potential candidates, boards should take into consideration the full breadth of diversity including personal factors, such as gender, ethnicity, and age; as well as professional characteristics, such as a director’s industry, area of expertise, and geographic location. In addition to other elements of diversity, we encourage companies to have at least two women directors on their board. Our publicly available commentary explains our approach to engaging on board diversity.
We encourage boards to disclose their views on:
•	The mix of competencies, experience, and other qualities required to effectively oversee and guide management in light of the stated long-term strategy of the company
•	The process by which candidates are identified and selected, including whether professional firms or other sources outside of incumbent directors’ networks have been engaged to identify and / or assess candidates
•	The process by which boards evaluate themselves and any significant outcomes of the evaluation process, without divulging inappropriate and / or sensitive details
•	The consideration given to board diversity, including, but not limited to, gender, ethnicity, race, age, experience, geographic location, skills, and perspective in the nomination process
While we support regular board refreshment, we are not opposed in principle to long-tenured directors, nor do we believe that long board tenure is necessarily an impediment to director independence. A variety of director tenures within the boardroom can be beneficial to ensure board quality and continuity of experience.
Our primary concern is that board members are able to contribute effectively as corporate strategy evolves and business conditions change, and that all directors, regardless of tenure, demonstrate appropriate responsiveness to shareholders. We acknowledge that no single person can be expected to bring all relevant skill sets to a board; at the same time, we generally do not believe it is necessary or appropriate to have any particular director on the board solely by virtue of a singular background or specific area of expertise.
Where boards find that age limits or term limits are the most efficient and objective mechanism for ensuring periodic board refreshment, we generally defer to the board’s determination in setting such limits.
To the extent that we believe that a company has not adequately accounted for diversity in its board composition within a reasonable timeframe, we may vote against the nominating / governance committee for an apparent lack of commitment to board effectiveness.
A-18

Board size
We typically defer to the board in setting the appropriate size and believe directors are generally in the best position to assess the optimal board size to ensure effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.
CEO and management succession planning
There should be a robust CEO and senior management succession plan in place at the board level that is reviewed and updated on a regular basis. We expect succession planning to cover both long-term planning consistent with the strategic direction of the company and identified leadership needs over time, as well as short-term planning in the event of an unanticipated executive departure. We encourage the company to explain its executive succession planning process, including where accountability lies within the boardroom for this task, without prematurely divulging sensitive information commonly associated with this exercise.
Classified board of directors / staggered terms
We believe that directors should be re-elected annually and that classification of the board generally limits shareholders’ rights to regularly evaluate a board’s performance and select directors. While we will typically support proposals requesting board de-classification, we may make exceptions, should the board articulate an appropriate strategic rationale for a classified board structure, such as when a company needs consistency and stability during a time of transition, e.g. newly public companies or companies undergoing a strategic restructuring. A classified board structure may also be justified at non-operating companies in certain circumstances. We would, however, expect boards with a classified structure to periodically review the rationale for such structure and consider when annual elections might be appropriate.
Without a voting mechanism to immediately address concerns of a specific director, we may choose to vote against or withhold votes from the available slate of directors by default (see “Shareholder rights” for additional detail).
Contested director elections
The details of contested elections, or proxy contests, are assessed on a case-by-case basis. We evaluate a number of factors, which may include: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissident represents the best option for enhancing long -term shareholder value.
Cumulative voting
We believe that a majority vote standard is in the best long -term interest of shareholders. It ensures director accountability via the requirement to be elected by more than half of the votes cast. As such, we will generally oppose proposals requesting the adoption of cumulative voting, which may disproportionately aggregate votes on certain issues or director candidates.
Director compensation and equity programs
We believe that compensation for directors should be structured to attract and retain the best possible directors, while also aligning their interests with those of shareholders. We believe director compensation packages that are based on the company’s long-term value creation and include some form of long-term equity compensation are more likely to meet this goal. In addition, we expect directors to build meaningful share ownership over time.
Majority vote requirements
BlackRock believes that directors should generally be elected by a majority of the shares voted and will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. Some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.
A-19

Risk oversight
Companies should have an established process for identifying, monitoring, and managing key risks. Independent directors should have ready access to relevant management information and outside advice, as appropriate, to ensure they can properly oversee risk management. We encourage companies to provide transparency around risk measurement, mitigation, and reporting to the board. We are particularly interested in understanding how risk oversight processes evolve in response to changes in corporate strategy and / or shifts in the business and related risk environment. Comprehensive disclosure provides investors with a sense of the company’s long -term operational risk management practices and, more broadly, the quality of the board’s oversight. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.
Separation of chairman and CEO
We believe that independent leadership is important in the boardroom. In the U.S. there are two commonly accepted structures for independent board leadership: 1) an independent chairman; or 2) a lead independent director when the roles of chairman and CEO are combined.
In the absence of a significant governance concern, we defer to boards to designate the most appropriate leadership structure to ensure adequate balance and independence.
In the event that the board chooses a combined chair / CEO model, we generally support the designation of a lead independent director if they have the power to: 1) provide formal input into board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. Furthermore, while we anticipate that most directors will be elected annually, we believe an element of continuity is important for this role for an extended period of time to provide appropriate leadership balance to the chair / CEO.
The following table illustrates examples of responsibilities under each board leadership model:
	Combined Chair / CEO Model		Separate Chair Model
	Chair / CEO	Lead Director	Chair
Board Meetings	Authority to call full meetings of the board of directors	Attends full meetings of the board of directors Authority to call meetings of independent directors Briefs CEO on issues arising from executive sessions	Authority to call full meetings of the board of directors
Agenda	Primary responsibility for shaping board agendas, consulting with the lead director	Collaborates with chair / CEO to set board agenda and board information	Primary responsibility for shaping board agendas, in conjunction with CEO
Board Communications	Communicates with all directors on key issues and concerns outside of full board meetings	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning
AUDITORS AND AUDIT-RELATED ISSUES
BlackRock recognizes the critical importance of financial statements to provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee members where the board has failed to facilitate quality, independent auditing. We look to
A-20

the audit committee report for insight into the scope of the audit committee responsibilities, including an overview of audit committee processes, issues on the audit committee agenda, and key decisions taken by the audit committee. We take particular note of cases involving significant financial restatements or material weakness disclosures, and we expect timely disclosure and remediation of accounting irregularities.
The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.
From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.
CAPITAL STRUCTURE PROPOSALS
Equal voting rights
BlackRock believes that shareholders should be entitled to voting rights in proportion to their economic interests. We believe that companies that look to add or already have dual or multiple class share structures should review these structures on a regular basis or as company circumstances change. Companies should receive shareholder approval of their capital structure on a periodic basis via a management proposal on the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders. Equal voting rights
BlackRock believes that shareholders should be entitled to voting rights in proportion to their economic interests. We believe that companies that look to add or already have dual or multiple class share structures should review these structures on a regular basis or as company circumstances change. Companies should receive shareholder approval of their capital structure on a periodic basis via a management proposal on the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.
Blank check preferred stock
We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and as a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote.
Nonetheless, we may support the proposal where the company:
•	Appears to have a legitimate financing motive for requesting blank check authority
•	Has committed publicly that blank check preferred shares will not be used for anti-takeover purposes
•	Has a history of using blank check preferred stock for financings
•	Has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility
Increase in authorized common shares
BlackRock considers industry-specific norms in our analysis of these proposals, as well as a company’s history with respect to the use of its common shares. Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm’s business. The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders.
Increase or issuance of preferred stock
We generally support proposals to increase or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock where the terms of the preferred stock appear reasonable.
A-21

Stock splits
We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse stock splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre- split levels). In the event of a proposal for a reverse split that would not also proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.
MERGERS, ASSET SALES, AND OTHER SPECIAL TRANSACTIONS
BlackRock’s primary concern is the best long-term economic interests of shareholders. While merger, asset sales, and other special transaction proposals vary widely in scope and substance, we closely examine certain salient features in our analyses, such as:
•	The degree to which the proposed transaction represents a premium to the company’s trading price. We consider the share price over multiple time periods prior to the date of the merger announcement. In most cases, business combinations should provide a premium. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply
•	There should be clear strategic, operational, and / or financial rationale for the combination
•	Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and / or board members’ financial interests in a given transaction appear likely to affect their ability to place shareholders’ interests before their own
•	We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions
Poison pill plans
Where a poison pill is put to a shareholder vote by management, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable “qualifying offer clause.” Such clauses typically require shareholder ratification of the pill and stipulate a sunset provision whereby the pill expires unless it is renewed.
These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill at their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.
We generally vote in favor of shareholder proposals to rescind poison pills.
Reimbursement of expenses for successful shareholder campaigns
We generally do not support shareholder proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign. We believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.
EXECUTIVE COMPENSATION
We note that there are both management and shareholder proposals related to executive compensation. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.
A-22

Advisory resolutions on executive compensation (“Say on Pay”)
In cases where there is a Say on Pay vote, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company and in a manner that appropriately addresses the specific question posed to shareholders. In a commentary on our website, entitled “BlackRock Investment Stewardship’s approach to executive compensation,” we explain our beliefs and expectations related to executive compensation practices, our Say on Pay analysis framework, and our typical approach to engagement and voting on Say on Pay.
Advisory votes on the frequency of Say on Pay resolutions
BlackRock will generally support triennial pay frequency votes, but we defer to the board to determine the appropriate timeframe upon which pay should be reviewed. In evaluating pay, we believe that the compensation committee is responsible for constructing a plan that appropriately incentivizes executives for long-term value creation, utilizing relevant metrics and structure to ensure overall pay and performance alignment. In a similar vein, we defer to the board to establish the most appropriate timeframe for review of pay structure, absent a change in strategy that would suggest otherwise.
However, we may support an annual pay frequency vote in some situations, for example, where we conclude that a company has failed to align pay with performance. In these circumstances, we will also consider voting against the compensation committee members.
Claw back proposals
We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices. In addition to fraudulent acts, we also favor recoupment from any senior executive whose behavior caused direct financial harm to shareholders, reputational risk to the company , or resulted in a criminal investigation, even if such actions did not ultimately result in a material restatement of past results. This includes, but is not limited to, settlement agreements arising from such behavior and paid for directly by the company. We typically support shareholder proposals on these matters unless the company already has a robust claw back policy that sufficiently addresses our concerns.
Employee stock purchase plans
We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders. The most common form of employee stock purchase plan (“ESPP”) qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. We will typically support qualified ESPP proposals.
Equity compensation plans
BlackRock supports equity plans that align the economic interests of directors, managers, and other employees with those of shareholders. We believe that boards should establish policies prohibiting the use of equity awards in a manner that could disrupt the intended alignment with shareholder interests (e.g. the use of stock as collateral for a loan; the use of stock in a margin account; the use of stock or an unvested award in hedging or derivative transactions). We may support shareholder proposals requesting the establishment of such policies.
Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions, which allow for the unlimited increase of shares reserved without requiring further shareholder approval after a reasonable time period. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered.
Golden parachutes
We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential pay-out under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company. When determining whether to support or oppose an
A-23

advisory vote on a golden parachute plan, we normally support the plan unless it appears to result in payments that are excessive or detrimental to shareholders. In evaluating golden parachute plans, BlackRock may consider several factors, including:
•	Whether we believe that the triggering event is in the best interest of shareholders
•	Whether management attempted to maximize shareholder value in the triggering event
•	The percentage of total premium or transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment
•	Whether excessively large excise tax gross-up payments are part of the pay-out
•	Whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers
•	Whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company
It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BlackRock may vote against a golden parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.
We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval. We generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current salary and bonus, including equity compensation.
Option exchanges
We believe that there may be legitimate instances where underwater options create an overhang on a company’s capital structure and a repricing or option exchange may be warranted. We will evaluate these instances on a case -by-case basis. BlackRock may support a request to reprice or exchange underwater options under the following circumstances:
•	The company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance
•	Directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; tax, accounting, and other technical considerations have been fully contemplated
•	There is clear evidence that absent repricing, the company will suffer serious employee incentive or retention and recruiting problems
BlackRock may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interest of shareholders.
Pay-for-Performance plans
In order for executive compensation exceeding $1 million USD to qualify for federal tax deductions, related to Section 162(m) of the Internal Revenue Code of 1986, the Omnibus Budget Reconciliation Act (“OBRA”) requires companies to link compensation for the company’s top five executives to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.
Supplemental executive retirement plans
BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
ENVIRONMENTAL AND SOCIAL ISSUES
Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well -managed
A-24

companies will deal effectively with the material environmental and social (“E&S”) factors relevant to their businesses. Robust disclosure is essential for investors to effectively gauge companies’ business practices and planning related to E& S risks and opportunities.
BlackRock expects companies to issue reports aligned with the recommendations of the Task Force on Climate -related Financial Disclosures (TCFD) and the standards put forward by the Sustainability Accounting Standards Board (SASB). We view the SASB and TCFD frameworks as complementary in achieving the goal of disclosing more financially material information, particularly as it relates to industry -specific metrics and target setting. TCFD’s recommendations provide an overarching framework for disclosure on the business implications of climate change, and potentially other E&S factors. We find SASB’s industry-specific guidance (as identified in its materiality map) beneficial in helping companies identify and discuss their governance, risk assessments, and performance against these key performance indicators (KPIs). Any global standards adopted, peer group benchmarking undertaken, and verification process in place should also be disclosed and discussed in this context.
BlackRock has been engaging with companies for several years on disclosure of material E&S factors. Given the increased understanding of sustainability risks and opportunities, and the need for better information to assess them, we specifically ask companies to:
•	Publish disclosures in line with industry specific SASB guidelines by year-end, if they have not already done so, or disclose a similar set of data in a way that is relevant to their particular business; and
•	Disclose climate-related risks in line with the TCFD’s recommendations, if they have not already done so. This should include the company’s plan for operating under a scenario where the Paris Agreement’s goal of limiting global warming to less than two degrees is fully realized, as expressed by the TCFD guidelines.
•	See our commentary on our approach to engagement on TCFD and SASB aligned reporting for greater detail of our expectations.
We will use these disclosures and our engagements to ascertain whether companies are properly managing and overseeing these risks within their business and adequately planning for the future. In the absence of robust disclosures, investors, including BlackRock, will increasingly conclude that companies are not adequately managing risk.
We believe that when a company is not effectively addressing a material issue, its directors should be held accountable. We will generally engage directly with the board or management of a company when we identify issues. We may vote against the election of directors where we have concerns that a company might not be dealing with E&S factors appropriately.
Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of material E&S factors. In deciding our course of action, we will assess the nature of our engagement with the company on the issue over time, including whether:
•	The company has already taken sufficient steps to address the concern
•	The company is in the process of actively implementing a response
•	There is a clear and material economic disadvantage to the company in the near-term if the issue is not addressed in the manner requested by the shareholder proposal
We do not see it as our role to make social, ethical, or political judgments on behalf of clients, but rather, to protect the ir long-term economic interests as shareholders. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.
Climate risk
Within the framework laid out above, as well as our guidance on “How BlackRock Investment Stewardship engages on climate risk,” we believe that climate presents significant investment risks and opportunities that may impact the long- term financial sustainability of companies. We believe that the reporting frameworks developed by TCFD and SASB provide useful guidance to companies on identifying, managing, and reporting on climate-related risks and opportunities.
A-25

We expect companies to help their investors understand how the company may be impacted by climate risk, in the context of its ability to realize a long-term strategy and generate value over time. We expect companies to convey their governance around this issue through their corporate disclosures aligned with TCFD and SASB. For companies in sectors that are significantly exposed to climate-related risk, we expect the whole board to have demonstrable fluency in how climate risk affects the business and how management approaches assessing, adapting to, and mitigating that risk.
Where a company receives a shareholder proposal related to climate risk, in addition to the factors laid out above, our assessment will take into account the robustness of the company’s existing disclosures as well as our understanding of its management of the issues as revealed through our engagements with the company and board members over time. In certain instances, we may disagree with the details of a climate-related shareholder proposal but agree that the company in question has not made sufficient progress on climate-related disclosures. In these instances, we may not support the proposal, but may vote against the election of relevant directors.
Corporate political activities
Companies may engage in certain political activities, within legal and regulatory limits, in order to influence public policy consistent with the companies’ values and strategies, and thus serve shareholders’ best long-term economic interests. These activities can create risks, including: the potential for allegations of corruption; the potential for reputational issues associated with a candidate, party, or issue; and risks that arise from the complex legal, regulatory , and compliance considerations associated with corporate political activity. We believe that companies which choose to engage in political activities should develop and maintain robust processes to guide these activities and to mitigate risks, including a level of board oversight.
When presented with shareholder proposals requesting increased disclosure on corporate political activities, we may consider the political activities of that company and its peers, the existing level of disclosure, and our view regarding the associated risks. We generally believe that it is the duty of boards and management to determine the appropriate level of disclosure of all types of corporate activity, and we are generally not supportive of proposals that are overly prescriptive in nature. We may decide to support a shareholder proposal requesting additional reporting of corporate political activities where there seems to be either a significant potential threat or actual harm to shareholders’ interests, and where we believe the company has not already provided shareholders with sufficient information to assess the company’s management of the risk.
Finally, we believe that it is not the role of shareholders to suggest or approve corporate political activities; therefore we generally do not support proposals requesting a shareholder vote on political activities or expenditures.
GENERAL CORPORATE GOVERNANCE MATTERS
Adjourn meeting to solicit additional votes
We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.
Bundled proposals
We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.
Exclusive forum provisions
BlackRock generally supports proposals to seek exclusive forum for certain shareholder litigation. In cases where a board unilaterally adopts exclusive forum provisions that we consider unfavorable to the interests of shareholders, we will vote against the independent chair or lead independent director and members of the governance committee.
Multi-jurisdictional companies
Where a company is listed on multiple exchanges or incorporated in a country different from its primary listing, we will seek to apply the most relevant market guideline(s) to our analysis of the company’s governance structure and specific proposals
A-26

on the shareholder meeting agenda. In doing so, we typically consider the governance standards of the company’s primary listing, the market standards by which the company governs itself, and the market context of each specific proposal on the agenda. If the relevant standards are silent on the issue under consideration, we will use our professional judgment as to what voting outcome would best protect the long-term economic interests of investors. We expect that companies will disclose the rationale for their selection of primary listing, country of incorporation, and choice of governance structures, in particular where there is conflict between relevant market governance practices.
Other business
We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.
Reincorporation
Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti - takeover protections, legal advantages, and / or cost savings. We will evaluate, on a case-by-case basis, the economic and strategic rationale behind the company’s proposal to reincorporate. In all instances, we will evaluate the changes to shareholder protection under the new charter / articles / bylaws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we may support reincorporation if we determine that the overall benefits outweigh the diminished rights.
IPO governance
We expect boards to consider and disclose how the corporate governance structures adopted upon initial public offering (“IPO”) are in shareholders’ best long-term interests. We also expect boards to conduct a regular review of corporate governance and control structures, such that boards might evolve foundational corporate governance structures as company circumstances change, without undue costs and disruption to shareholders. In our letter on unequal voting structures, we articulate our view that “one vote for one share” is the preferred structure for publicly -traded companies. We also recognize the potential benefits of dual class shares to newly public companies as they establish themselves; however, we believe that these structures should have a specific and limited duration. We will generally engage new companies on topics such as classified boards and supermajority vote provisions to amend bylaws, as we believe that such arrangements may not be in the best interest of shareholders in the long-term.
We will typically apply a one-year grace period for the application of certain director-related guidelines (including, but not limited to, director independence and over-boarding considerations), during which we expect boards to take steps to bring corporate governance standards in line with our expectations.
Further, if a company qualifies as an emerging growth company (an “EGC”) under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we will give consideration to the NYSE and NASDAQ governance exemptions granted under the JOBS Act for the duration such a company is categorized as an EGC. We expect an EGC to have a totally independent audit committee by the first anniversary of its IPO, with our standard approach to voting on auditors and audit -related issues applicable in full for an EGC on the first anniversary of its IPO.
SHAREHOLDER PROTECTIONS
Amendment to charter / articles / bylaws
We believe that shareholders should have the right to vote on key corporate governance matters, including on changes to governance mechanisms and amendments to the charter / articles / bylaws. We may vote against certain directors where changes to governing documents are not put to a shareholder vote within a reasonable period of time, in particular if those changes have the potential to impact shareholder rights ( see “Director elections” herein). In cases where a board’s unilateral adoption of changes to the charter / articles / bylaws promotes cost and operational efficiency benefits for the company and its shareholders, we may support such action if it does not have a negative effect on shareholder rights or the company’s corporate governance structure.
When voting on a management or shareholder proposal to make changes to the charter / articles / bylaws, we will consider in part the company’s and / or proponent’s publicly stated rationale for the changes, the company’s governance profile and history, relevant jurisdictional laws, and situational or contextual circumstances which may have motivated the proposed
A-27

changes, among other factors. We will typically support changes to the charter / articles / bylaws where the benefits to shareholders, including the costs of failing to make those changes, demonstrably outweigh the costs or risks of making such changes.
Proxy access
We believe that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate directors on the company’s proxy card.
In our view, securing the right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to meaningfully participate in the director election process, stimulate board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Proxy access mechanisms should provide shareholders with a reasonable opportunity to use this right without stipulating overly restrictive or onerous parameters for use, and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company, or investors seeking to take control of the board.
In general, we support market-standardized proxy access proposals, which allow a shareholder (or group of up to 20 shareholders) holding three percent of a company’s outstanding shares for at least three years the right to nominate the greater of up to two directors or 20% of the board. Where a standardized proxy access provision exists, we will generally oppose shareholder proposals requesting outlier thresholds.
Right to act by written consent
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process (in order to avoid the waste of corporate resources in addressing narrowly supported interests); and 2) shareholders receive a minimum of 50% of outstanding shares to effectuate the action by written consent. We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that we believe offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.
Right to call a special meeting
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called, in order to avoid the waste of corporate resources in addressing narrowly supported interests. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others. We generally believe that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.
Simple majority voting
We generally favor a simple majority voting requirement to pass proposals. Therefore, we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may support supermajority requirements in those situations.
A-28

Appendix B – Description of Fixed-Income Ratings
A rating is generally assigned to a fixed-income security at the time of issuance by a credit rating agency designated as a nationally recognized statistical rating organization (“NRSRO”) by the SEC. While NRSROs may from time to time revise such ratings, they undertake no obligation to do so, and the ratings given to securities at issuance do not necessarily represent ratings which would be given to these securities on a particular subsequent date.
NRSROs may rate specific investments (e.g., bonds), issuers (e.g., corporations, governments and financial institutions) and/or programs (e.g., commercial paper programs). However, certain types of investments generally are not rated by NRSROs, such as certain government/sovereign obligations, US agency securities, commercial paper, time deposits at financial institutions, and derivative instruments such as credit default swaps. For these types of investments, as well as US Treasury securities (some of which are not rated), where a NRSRO has not rated the specific investment but has rated the investment’s issuer, program, financial institution or underlying reference asset, BFA may consider the investment to have the same NRSRO rating as its issuer, program, financial institution or underlying reference asset, as applicable. In the case of municipal securities, where one NRSRO provides multiple ratings for the same security (e.g., “underlying,” “insured” and/or “enhanced” ratings), BFA may consider the security to have the highest of the multiple ratings.
New issue securities (regardless of type) rarely are rated by a NRSRO at the time of their initial offering. Preliminary prospectuses or term sheets for new issue securities often include an expected rating for the security (as determined by the underwriter and/or issuer) or a NRSRO rating for the issuer of the security. If applicable, when deciding whether to purchase a new issue security that has not yet been rated by a NRSRO, BFA may attribute an expected rating to the security based on: (i) the expected rating of the security set forth in the preliminary prospectus or term sheet for the security; (ii) the NRSRO’s rating for the issuer of the security set forth in the preliminary prospectus or term sheet for the security; or (iii) with respect to asset-backed securities, the rating of a prior issuance having a similar structure or the same sponsor.
Where the investment objective of the Fund is to track the performance of an index that includes credit ratings eligibility criteria as part of its index methodology, the Fund may purchase any security within the index, such security having been determined by the index provider as meeting its credit ratings eligibility criteria. The credit ratings practices of an index provider may differ from BlackRock’s practices, as described above. Further, the Fund may invest, directly or indirectly, in securities that are not rated by a rating agency or securities with a credit rating that differs from the credit rating specified in its index methodology in various circumstances, including where a security is downgraded but not yet removed from an index, following the removal of a security from an index prior to its sale by the Fund or as a result of a corporate action or restructuring affecting an issuer of a security held by the Fund.
Fixed-income securities which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these securities is dependent on the investment adviser’s judgment, analysis and experience in the evaluation of such securities.
Investors should note that the assignment of a rating to a security by an NRSRO may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments or on the likelihood of default.
Securities deemed to be high yield are rated below Baa3 by Moody’s and below BBB- by S&P Global Ratings and Fitch.
The descriptions below relate to general long-term and short-term obligations of an issuer.
Moody’s Ratings
Long-Term Obligations
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
B-1

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative, of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody's appends numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Absence of Rating: Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.
Should no rating be assigned, the reason may be one of the following:
1. An application was not received or accepted.
2. The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.
3. There is a lack of essential data pertaining to the issue or issuer.
4. The issue was privately placed, in which case the rating is not published in Moody’s publications.
Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.
Short-Term Obligations
Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations, generally with an original maturity not exceeding thirteen months.
Moody's employs the following designations to indicate the relative repayment ability of rated issuers:
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
US Municipal Short-Term Debt Obligations
There are three rating categories for short-term municipal obligations that are considered investment grade and are designated as Municipal Investment Grade (MIG). In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
B-2

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
S&P Global Ratings
Long-Term Obligations
AAA: An obligation rated AAA has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment is very strong.
A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB; B; CCC; CC; and C: Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D: An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer.
NR: NR indicates no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.
Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
Short-Term Obligations
B-3

A-1: A short-term obligation rated A-1 is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.
A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B: A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.
C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D: A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer.
Municipal Short-Term Obligations
An S&P U.S. municipal note rating reflects S&P Global Ratings opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating.
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3: Speculative capacity to pay principal and interest.
Fitch Ratings
Long-Term Obligations
AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. AA ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. A ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. BBB ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
B-4

BB: Speculative. BB ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B: Highly speculative. B ratings indicate that material credit risk is present.
CCC: Substantial credit risk. CCC ratings indicate that substantial credit risk is present.
CC: Very high levels of credit risk. CC ratings indicate very high levels of credit risk.
C: Exceptionally high levels of credit risk. C indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned RD or D ratings, but are instead rated in the B to C rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA obligation rating category, or to corporate finance obligation ratings in the categories below CCC.
The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.
Short-Term Obligations (Corporate and Public Finance)
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High short-term default risk. Default is a real possibility.
RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
IS-SAI-LQDI-0820
B-5

iShares® U.S. ETF Trust
Statement of Additional Information
Dated February 28, 2020
(as revised August 17, 2020)
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectuses (each, a “Prospectus” and collectively the “Prospectuses”) for the following series of iShares U.S. ETF Trust (the “Trust”):
Fund	Ticker	Listing Exchange
iShares Interest Rate Hedged Corporate Bond ETF	LQDH	NYSE Arca
iShares Interest Rate Hedged Emerging Markets Bond ETF	EMBH	NYSE Arca
iShares Interest Rate Hedged High Yield Bond ETF	HYGH	NYSE Arca
iShares Interest Rate Hedged Long-Term Corporate Bond ETF	IGBH	NYSE Arca
Each Fund invests its assets in individual securities, including shares of other iShares funds that, in turn, invest in bonds and/or short-term instruments based on an index (each, an “Underlying Fund” and collectively, the “Underlying Funds”). BlackRock Fund Advisors (“BFA” or the “Investment Adviser”), an indirect wholly-owned subsidiary of BlackRock, Inc., serves as investment adviser to the Fund and also serves as investment adviser to each of the Underlying Funds.
The Prospectuses for the above-listed funds (each, a “Fund” and collectively, the “Funds”) are dated February 28, 2020, as amended and supplemented from time to time. Capitalized terms used herein that are not defined have the same meaning as in the applicable Prospectus, unless otherwise noted. The Financial Statements and Notes contained in the applicable Annual Report and Semi-Annual Report of the Trust for the Funds are incorporated by reference into and are deemed to be part of this SAI. A copy of each Fund's Prospectus, Annual Report and Semi-Annual Report may be obtained without charge by writing to the Trust's distributor, BlackRock Investments, LLC (the “Distributor” or “BRIL”), 1 University Square Drive, Princeton, NJ 08540, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com. Each Fund's Prospectus is incorporated by reference into this SAI.
References to the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Securities and Exchange Commission (the “SEC”), SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no action or other relief or permission from the SEC, SEC staff or other authority.
iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.

i

ii

iii

iv

General Description of the Trust and the Funds
The Trust currently consists of 18 investment series or portfolios. The Trust was organized as a Delaware statutory trust on June 21, 2011 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the SEC under the 1940 Act. The offering of the Trust's shares is registered under the Securities Act of 1933, as amended (the “1933 Act”). This SAI relates to the following Funds:
•	iShares Interest Rate Hedged Corporate Bond ETF
•	iShares Interest Rate Hedged Emerging Markets Bond ETF
•	iShares Interest Rate Hedged High Yield Bond ETF
•	iShares Interest Rate Hedged Long-Term Corporate Bond ETF
The iShares Interest Rate Hedged Corporate Bond ETF seeks to mitigate the interest rate risk of a portfolio composed of U.S. dollar-denominated, investment-grade corporate bonds. The Fund uses the Markit iBoxx USD Liquid Investment Grade Interest Rate Hedged Swaps Index as a benchmark to measure its investment returns (the “Benchmark Index”). The Fund is not an index fund and does not seek to track the performance of the Benchmark Index.
The iShares Interest Rate Hedged Emerging Markets Bond ETF seeks to mitigate the interest rate risk of a portfolio composed of U.S. dollar-denominated, emerging market bonds. The Fund uses the J.P. Morgan EMBI® Global Core Swap Hedged Index as a Benchmark Index to measure its investment returns. The Fund is not an index fund and does not seek to track the performance of the Benchmark Index.
The iShares Interest Rate Hedged High Yield Bond ETF seeks to mitigate the interest rate risk of a portfolio composed of U.S. dollar-denominated, high yield corporate bonds. The Fund uses the Markit iBoxx USD Liquid High Yield Interest Rate Hedged Swaps Index as a Benchmark Index to measure its investment returns. The Fund is not an index fund and does not seek to track the performance of the Benchmark Index.
The iShares Interest Rate Hedged Long-Term Corporate Bond ETF seeks to mitigate the interest rate risk of a portfolio composed of U.S. dollar-denominated investment-grade corporate bonds with remaining maturities greater than ten years. The Fund uses the ICE Q70A Custom Index as a Benchmark Index to measure its investment returns. The Fund is not an index fund and does not seek to track the performance of the Benchmark Index.
The Funds invest in a combination of individual securities and one or more Underlying Funds, and may also invest in other exchange-traded funds (“ETFs”), U.S. government securities, cash and cash equivalents, including shares of money market funds advised by BFA, an indirect wholly-owned subsidiary of BlackRock, Inc., or its affiliates. Each Fund is managed by BFA. The Funds are not money market funds and do not seek to maintain a stable net asset value of $1.00 per share.
Each Fund offers and issues shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit”), generally in exchange for a designated portfolio of securities, assets or other positions (including any portion of such securities for which cash may be substituted) (the “Deposit Securities” or “Creation Basket”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of each Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca” or the “Listing Exchange”), a national securities exchange. Shares of each Fund are traded in the secondary market and elsewhere at market prices that may be at, above or below the Fund's NAV. Shares are redeemable only in Creation Units, and, generally, in exchange for portfolio securities and a Cash Amount (as defined in the Redemption of Creation Units section of this SAI). Creation Units typically are a specified number of shares, generally 50,000 or multiples thereof.
The Trust reserves the right to permit or require that creations and redemptions of shares are effected fully or partially in cash. Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement that the Authorized Participant (as defined in the Portfolio Holdings Information section of this SAI) maintain with the Trust collateral as set forth in the handbook for Authorized Participants. The Trust may use such collateral at any time to purchase Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees and other costs associated with creations or redemptions that include a cash portion may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of shares
1

and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.
Exchange Listing and Trading
A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the Shareholder Information section of each Fund's Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the applicable Prospectus.
Shares of each Fund are listed for trading, and trade throughout the day, on the Listing Exchange and in other secondary markets. Shares of the Funds may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of a Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of a Fund from listing if, among other things: (i) a Fund is no longer eligible to operate in reliance on Rule 6c-11 under the Investment Company Act; (ii) if any of the other listing requirements are not continuously maintained; or (iii) any event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will also remove shares of a Fund from listing and trading upon termination of the Fund.
As in the case of other publicly-traded securities, when you buy or sell shares of a Fund through a broker, you may incur a brokerage commission determined by that broker, as well as other charges.
The Trust reserves the right to adjust the share prices of the Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds or an investor's equity interest in the Funds.
Investment Strategies and Risks of the Funds
The iShares Interest Rate Hedged Corporate Bond ETF seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. dollar-denominated investment-grade bonds, in one or more underlying funds that principally invest in investment-grade bonds and in U.S. Treasury securities (or cash equivalents).
The iShares Interest Rate Hedged Emerging Markets Bond ETF seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. dollar-denominated emerging market bonds, in one or more underlying funds that principally invest in emerging market bonds and in U.S. Treasury securities (or cash equivalents). The bonds in which the Underlying Fund invests include both investment-grade and below investment-grade bonds and generally have at least two years until maturity at the time of investment.
The iShares Interest Rate Hedged High Yield Bond ETF seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. dollar-denominated high yield bonds, in one or more underlying funds that principally invest in high yield bonds and in U.S. Treasury securities (or cash equivalents).
The iShares Interest Rate Hedged Long-Term Corporate Bond ETF seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in U.S. dollar-denominated investment-grade corporate bonds with remaining maturities greater than ten years, and in one or more underlying funds that principally invest in U.S. dollar-denominated investment-grade corporate bonds. The bonds in which the Fund and/or the Underlying Fund invest may include U.S. dollar-denominated investment-grade corporate bonds, including those of non-U.S. corporations, and generally have at least ten years until maturity at the time of investment.
The Funds intend to invest a substantial portion of their assets in the following underlying funds respectively: the iShares iBoxx $ Investment Grade Corporate Bond ETF, iShares J.P. Morgan USD Emerging Markets Bond ETF, iShares iBoxx $ High Yield Corporate Bond ETF and iShares Long-Term Corporate Bond ETF (the “Underlying Funds”). Each Fund attempts to mitigate the interest rate risk of the underlying securities or the Underlying Fund (as determined by BFA) primarily through the use of positions in both U.S. Department of the Treasury (“U.S. Treasury”) futures contracts and interest rate swaps (i.e., enter into a contract or contracts in which the Fund will make fixed-rate payments while receiving floating-rate payments based on a reference rate). Each Fund may also invest in other interest rate futures contracts, including but not limited to,
2

Eurodollar and Federal Funds futures. Each Fund’s futures and interest rate swap positions are not intended to mitigate credit risk or other factors influencing the price of investment-grade corporate bonds, emerging market bonds or high yield corporate bonds, as applicable, which may have a greater impact than interest rates. Each Fund is an actively managed ETF that does not seek to replicate the performance of a specified index. Each Fund is not a money market fund and does not seek to maintain a stable net asset value of $1.00 per share. Each Fund may also invest in other ETFs (including other iShares funds), U.S. government securities, options and swap contracts, short-term paper, cash and cash equivalents, including shares of money market funds advised by BFA or its affiliates (“BlackRock Cash Funds”).
The Commodity Futures Trading Commission (“CFTC”) has adopted certain requirements that subject registered investment companies and their advisers to regulation by the CFTC if a registered investment company invests more than a prescribed level of its net asset value in CFTC-regulated futures, options and swaps, or if a registered investment company markets itself as providing investment exposure to such instruments. Due to the Funds' use or potential use of CFTC-regulated futures, options and swaps above the prescribed levels, each is considered a “commodity pool” under the Commodity Exchange Act (“CEA”).
Although the Funds do not seek leveraged returns, certain instruments used by the Funds or Underlying Funds may have a leveraging effect as described below.
Bonds.  Each Fund, either directly or through its investments in the Underlying Fund, invests a substantial portion of its assets in U.S. dollar-denominated bonds. A bond is an interest-bearing security issued by a U.S. or non-U.S. company, or U.S. or non-U.S. governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.
An issuer may have the right to redeem or “call” a bond before maturity, in which case a fund may have to reinvest the proceeds at lower market rates. Similarly, a fund may have to reinvest interest income or payments received when bonds mature, sometimes at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less current income than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value. Other types of bonds bear interest at an interest rate that is adjusted periodically. Interest rates on “floating rate” or “variable rate” bonds may be higher or lower than current market rates for fixed-rate bonds of comparable quality with similar final maturities. Because of their adjustable interest rates, the value of “floating rate” or “variable rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds, but their value may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Each Fund or an Underlying Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).
Borrowing.  Each Fund may borrow for temporary or emergency purposes, including to meet payments due from redemptions or to facilitate the settlement of securities or other transactions.
The purchase of securities while borrowings are outstanding may have the effect of leveraging a Fund or Underlying Fund. The incurrence of leverage increases a Fund’s or Underlying Fund's exposure to risk, and borrowed funds are subject to interest costs that will reduce net income. Purchasing securities while borrowings are outstanding creates special risks, such as the potential for greater volatility in the net asset value of Fund or Underlying Fund shares and in the yield on a Fund’s or Underlying Fund's portfolio. In addition, the interest expenses from borrowings may exceed the income generated by a Fund’s or Underlying Fund's portfolio and, therefore, the amount available (if any) for distribution to shareholders as
3

dividends may be reduced. BFA may determine to maintain outstanding borrowings if it expects that the benefits to a Fund’s shareholders will outweigh the current reduced return.
Certain types of borrowings by a Fund or Underlying Fund must be made from a bank or may result in a Fund or Underlying Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede BFA’s management of a Fund’s portfolio in accordance with a Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.
Corporate Bonds.  The iShares Interest Rate Hedged Corporate Bond ETF, iShares Interest Rate Hedged Emerging Markets Bond ETF, iShares Interest Rate Hedged Long-Term Corporate Bond ETF and their Underlying Funds invest a substantial portion of their assets in investment-grade corporate bonds. The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.
Derivatives.  Certain of the Funds or Underlying Funds may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Fund or Underlying Fund to increase or decrease the level of risk to which a Fund or Underlying Fund is exposed more quickly and efficiently than transactions in other types of instruments. The Funds may use derivatives for hedging purposes. The Funds or Underlying Funds may also use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if a Fund or Underlying Fund is primarily seeking to achieve gains, rather than to offset the risk of other positions. When a Fund or Underlying Fund invests in a derivative for speculative purposes, a Fund or Underlying Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. Unless otherwise permitted, a Fund or Underlying Fund may not use any derivatives to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.
Diversification Status.  Each Fund is classified as a diversified fund under the 1940 Act. This means that each Fund may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, each Fund may invest more than 5% of its assets in one issuer. Under the 1940 Act, each Fund cannot change its classification from diversified to non-diversified without shareholder approval.
Each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Funds and may make it less likely that the Funds will meet its investment objective.
Futures and Options.  Futures contracts and options may be used by a Fund or Underlying Fund to implement the hedging strategy. Each Fund or Underlying Fund may enter into futures contracts and options that are traded on a U.S. or non-U.S. exchange.
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. To the extent required by law, the Fund or Underlying Fund will maintain liquid assets in an amount equal to its delivery obligations under the futures contracts.
A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at a specified exercise price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund or Underlying Fund may purchase put options to
4

hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund or Underlying Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Investments in futures contracts and other investments that contain leverage may require the Fund or Underlying Fund to maintain liquid assets in an amount equal to its delivery obligations under the contracts. Generally, the Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to “cash-settle,” the Fund maintains liquid assets in an amount at least equal to the Fund’s daily marked-to-market obligation (i.e., the Fund’s daily net liability, if any), rather than the contracts’ notional value (i.e., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, a Fund may employ leverage to a greater extent than if the Fund sets aside assets equal to the futures contracts’ full notional value. The Fund bases its asset maintenance policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.
Upon entering into a futures contract, a Fund or Underlying Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund or Underlying Fund upon termination of the futures contract if all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the instrument or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, the Fund or Underlying Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s or Underlying Fund's existing position in the contract.
Hedging.  Hedging is a strategy in which a derivative is used to offset particular risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a Fund or Underlying Fund or if the cost of the derivative outweighs the benefit of the hedge. Establishment of hedges, if not tailored properly or timed in accordance with market changes, may not be effective in meeting a Fund’s or Underlying Fund's intended objectives. This is due to the fact that hedging also involves correlation risk, i.e., the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund or Underlying Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on each Fund’s or Underlying Fund's ability to hedge effectively its portfolio. There is also a risk of loss by a Fund or Underlying Fund of margin deposits or collateral in the event of bankruptcy of a broker or other intermediary with whom a Fund or Underlying Fund has an open position in a currency forward or non-deliverable forward (“NDF”), a swap, an option, a futures contract, a related option or another hedging instrument. In certain falling interest rate environments, the Fund’s hedging strategy could result in disproportionately larger losses in its derivatives positions as compared to gains in the long corporate bond positions attributable to interest rate changes. There is no guarantee that the Fund will have positive returns, even in environments of sharply rising interest rates in which the Fund’s or Underlying Fund’s derivatives positions might be expected to mitigate the effects of such rises. The Fund or Underlying Fund will incur expenses when entering into derivatives positions. There can be no assurance that the Fund’s or Underlying Fund's hedging strategies will be effective.
High Yield Securities.  The iShares Interest Rate Hedged High Yield Bond ETF invests in high yield debt securities, sometimes referred to as “junk bonds.” High yield securities are debt securities rated below investment-grade. Investments in high yield securities generally provide greater potential income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and credit risk. These high yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities. In addition, high yield securities are often issued by smaller, less creditworthy issuers or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.
Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; and (iii) greater price variability and credit risks of certain high yield securities such as
5

zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater volatility of the value of the Fund or the Underlying Fund than a fund that invests in higher-rated securities.
Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield securities held by the Fund or the Underlying Fund.
The secondary market on which high yield securities are traded, if any, may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund or the Underlying Fund could sell a high yield security, and could adversely affect the daily NAV of the Fund or the Underlying Fund. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because there is less reliable, objective data available.
The use of credit ratings as a principal method of selecting high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.
Inflation-Protected Obligations.   Each Fund or Underlying Fund may invest in inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS.” TIPS are a type of U.S. government obligation issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation - a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, the consumer price index (“CPI”), and TIPS’ principal payments are adjusted according to changes in the CPI. A fixed-coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.
Investing in Underlying Funds Risk.  Because each Fund invests in one or more underlying funds that are ETFs that seek investment results corresponding to their own underlying indexes, the Fund is indirectly exposed to index-related risk and tracking error risk. Index-related risk is the risk that there may be errors in respect of the quality, accuracy and completeness of the data included in an underlying index for an underlying fund that may not be identified and corrected for a period of time. Gains, losses or costs associated with such errors will be borne directly by the underlying fund tracking such an index and its shareholders and indirectly by the Fund and its shareholders. An index provider for an underlying fund may carry out additional ad hoc rebalances to an underlying index in order, for example, to correct an error in the selection of index constituents. Where such an index rebalance occurs and an underlying fund in turn rebalances its portfolio to bring it in line with its underlying index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the underlying fund and indirectly by the Fund. Tracking error risk is the risk that the performance of an underlying fund will diverge from that of its underlying index, which may reduce each Fund’s returns and have an adverse impact on each Fund’s strategy. This risk may be heightened during times of increased market volatility or other unusual market conditions.
Investments in the Underlying Funds and other Investment Companies.  To implement its asset allocation strategy, each Fund may invest some or all of its assets in the Underlying Funds. The Underlying Funds generally invests directly in portfolio securities. Each Fund may also invest in other investment companies, including ETFs that are not iShares ETFs, to the extent permitted by law.
Lending Portfolio Securities.  Each Fund and Underlying Fund may lend portfolio securities to certain borrowers that BFA determines to be creditworthy, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of the Fund or Underlying Fund if, as a result, the aggregate value of all securities loaned by the Fund or Underlying Fund exceeds one-third of the value of the Fund's or Underlying Fund's total assets (including the value of the collateral received).
6

A Fund or Underlying Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund or Underlying Fund receives, by way of substitute payment, the value of any interest or cash or non-cash distributions paid on the loaned securities that it would have received if the securities were not on loan.
With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Funds or the Underlying Funds are typically compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund or Underlying Fund is typically compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or money market funds, including those affiliated with BFA; such investments are subject to investment risk. Other investment companies in which the Fund or the Underlying Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by the Fund or the Underlying Fund.
Each Fund and Underlying Fund conducts its securities lending pursuant to an exemptive order from the SEC permitting it to lend portfolio securities to borrowers affiliated with the Fund or Underlying Fund and to retain an affiliate of the Fund or Underlying Fund to act as securities lending agent. To the extent that a Fund or Underlying Fund engages in securities lending, BlackRock Institutional Trust Company, N.A. (“BTC”) acts as securities lending agent for the Fund or Underlying Fund, subject to the overall supervision of BFA. BTC administers the lending program in accordance with guidelines approved by the Trust's Board of Trustees (the “Board,” the trustees of which are the “Trustees”).
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund or Underlying Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, a Fund or Underlying Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund’s or Underlying Fund's securities as agreed, the Fund or Underlying Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for a Fund or Underlying Fund. A Fund or Underlying Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments received by a Fund or Underlying Fund representing dividends paid on securities loaned out by the Fund or Underlying Fund will not be considered qualified dividend income. BTC will take into account the tax effects on shareholders caused by this difference in connection with a Fund’s or Underlying Fund's securities lending program. Substitute payments received on tax-exempt securities loaned out will not be tax-exempt income.
Liquidity Risk Management.  Rule 22e-4 under the Investment Company Act (the “Liquidity Rule”) requires open-end funds, including ETFs such as the Funds, to establish a liquidity risk management program (the “Liquidity Program”) and enhance disclosures regarding fund liquidity. As required by the Liquidity Rule, the Funds have implemented a Liquidity Program, and the Board, including a majority of the Independent Trustees of the Trust, has appointed BFA as the administrator of the Liquidity Program. Under the Liquidity Program, BFA assesses, manages, and periodically reviews each Fund’s liquidity risk and classifies each investment held by a Fund as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The Liquidity Rule defines “liquidity risk” as the risk that a Fund could not meet requests to redeem shares issued by a Fund without significant dilution of the remaining investors’ interest in a Fund. The liquidity of a Fund's portfolio investments is determined based on relevant market, trading and investment-specific considerations under the Liquidity Program. There are exclusions from certain portions of the liquidity risk management program requirements for “in-kind” ETFs, as defined in the Liquidity Rule. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, a Fund can expect to be exposed to greater liquidity risk.
Non-U.S. Securities.  Certain obligations or securities of non-U.S. issuers may be deemed to be located in a particular country if: (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country, (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its assets situated in such country or, (iv) the issuer is the government of the particular country.
7

Privately Issued Securities.   Each Fund or Underlying Fund may invest in privately issued securities, including those that may be resold only in accordance with Rule 144A or Regulation S under the 1933 Act (“Restricted Securities”). Restricted Securities are not publicly-traded and are subject to a variety of restrictions, which limit a purchaser's ability to acquire or resell such securities. Accordingly, the liquidity of the market for specific Restricted Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund.
Ratings.  An investment-grade rating generally means the security or issuer is rated investment-grade by one or more of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s® Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc. (“S&P Global Ratings”), Fitch, Inc. (“Fitch”), or another credit rating agency designated as a nationally recognized statistical rating organization (“NRSRO”) by the SEC, or is unrated but considered to be of equivalent quality by BFA. Generally, bonds rated Baa3 or above by Moody’s or BBB- or above by S&P Global Ratings and Fitch are considered “investment-grade” securities, bonds rated Baa are considered medium grade obligations subject to moderate credit risk and may possess certain speculative characteristics, while bonds rated BBB are regarded as having adequate capacity to meet financial commitments. In recent years, the U.S. and certain other countries experienced a credit rating downgrade; these downgrades or additional downgrades in the future may result in the deterioration of investor confidence.
Subsequent to purchase by a Fund or an Underlying Fund, a rated security may cease to be rated or its rating may be reduced below an investment-grade rating. Bonds rated lower than Baa3 by Moody’s or BBB- by S&P Global Ratings or Fitch are generally considered below investment-grade quality and are obligations of issuers that are generally considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such lower-rated securities are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk. Please see Appendix B of this SAI for a description of each rating category of Moody's, S&P Global Ratings and Fitch and BFA's treatment of investments that are not rated by any of the rating agencies.
Regulation Regarding Derivatives.  The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”) or (ii) markets itself as providing investment exposure to such instruments. The CFTC also subjects advisers to registered investment companies to regulation by the CFTC if the registered investment company invests in one or more commodity pools. NDF contracts and cash-settled currency forwards as well as futures, options on futures, currency options and swaps entered into by the Fund will be treated as CFTC Derivatives for these purposes, whereas physically-settled foreign currency forward contracts generally will not be treated as CFTC Derivatives. To the extent a Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and intends not to market itself as a “commodity pool” or a vehicle for trading such instruments.
Due to the Funds' use or potential use of CFTC Derivatives above the prescribed levels, each Fund will be considered a “commodity pool” under the CEA. Accordingly, BFA, each Fund’s investment adviser, has registered as a “commodity pool operator” and is subject to CFTC regulation with respect to each Fund.
Derivative contracts, including, without limitation, swaps, currency forwards, and NDFs, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the U.S. and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Swaps, NDFs and certain other derivatives traded in the over-the-counter (“OTC”) market are subject to variation margin requirements, and initial margining requirements will be phased in through 2020. Implementation of the margining and other provisions of the Dodd-Frank Act regarding clearing, mandatory trading, reporting and documentation of swaps and other derivatives have impacted and may continue to impact the costs to a Fund of trading these instruments and, as a result, may affect returns to investors in a Fund.
As a result of regulatory requirements under the 1940 Act, a Fund or Underlying Fund is required to maintain an amount of liquid assets, accrued on a daily basis, having an aggregate value at least equal to the value of a Fund’s or Underlying Fund's obligations under the applicable derivatives contract. To the extent that derivatives contracts are settled on a physical basis, a Fund or Underlying Fund will generally be required to maintain an amount of liquid assets equal to the notional value of the contract. On the other hand, in connection with derivatives contracts that are performed on a net basis, a Fund or Underlying Fund will generally be required to maintain liquid assets, accrued daily, equal only to the accrued excess, if any, of a Fund’s or Underlying Fund's obligations over those of its counterparty under the contract. Accordingly, reliance by a Fund or Underlying Fund on physically-settled derivatives contracts may adversely impact investors by requiring a Fund or Underlying
8

Fund to set aside a greater amount of liquid assets than would generally be required if a Fund or Underlying Fund were relying on cash-settled derivatives contracts.
Repurchase Agreements.  A repurchase agreement is an instrument under which the purchaser (i.e., a Fund or an Underlying Fund) acquires a security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by a Fund or an Underlying Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund and its Underlying Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.
In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are determined to (A) have exceptionally strong capacity to meet their financial obligations and (B) are sufficiently liquid such that they can be sold at approximately their carrying value in the ordinary course of business within seven days.
Repurchase agreements pose certain risks for a Fund or an Underlying Fund, should it decide to utilize them. Such risks are not unique to the Fund and its Underlying Fund, but are inherent in repurchase agreements. Each Fund and its Underlying Fund seeks to minimize such risks, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with a longer maturity may be subject to greater price fluctuations than higher quality collateral and collateral with a shorter maturity. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, a Fund or an Underlying Fund would likely retain the status of an unsecured creditor of the counterparty (i.e., the position a Fund or an Underlying Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund or an Underlying Fund would be at risk of losing some or all of the principal and income involved in the transaction.
Reverse Repurchase Agreements.  Reverse repurchase agreements involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such transactions is that each Fund  or an Underlying Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund  or an Underlying Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if each Fund  or an Underlying Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and each Fund  or an Underlying Fund intends to use the reverse repurchase technique only when BFA believes it will be advantageous to the Fund or an Underlying Fund. The use of reverse repurchase agreements may exaggerate any increase or decrease in the value of each Fund’s or its Underlying Fund's assets. Exposure to reverse repurchase agreements will be covered by liquid assets having a value equal to or greater than the obligations under such commitments. The use of reverse repurchase agreements is a form of leverage, and the proceeds obtained through reverse repurchase agreements may be invested in additional securities.
Securities of Investment Companies.  Each Fund and the Underlying Funds may invest in the securities of other investment companies (including money market funds) to the extent allowed by law, regulation, exemptive order or SEC staff guidance. Pursuant to the 1940 Act, the Funds' or the Underlying Funds' investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Funds' or the Underlying Funds' total assets with respect to any one investment company, and (iii) 10% of the Funds' or the Underlying Funds' total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, the Funds or Underlying Funds intend from time to time to invest its assets in securities of investment companies, including but not limited to, money market funds, in excess of the limits discussed above. Such investment companies may be advised by or otherwise affiliated with BFA. Other investment companies in which a Fund or an Underlying Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by a Fund and the Underlying Funds.
9

The Funds or the Underlying Funds may purchase shares of ETFs for the same reason it would purchase (and as an alternative to purchasing) futures contracts – to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Funds or Underlying Funds. ETF shares enjoy several advantages over futures contracts. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures contracts. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. The Funds and the Underlying Funds may also purchase ETF shares for other purposes, including improving its ability to track their underlying index (in the case of the Underlying Funds). The Funds and the Underlying Funds may invest in shares of ETFs that are advised by BFA.
Short-Term Instruments and Temporary Investments.  Each Fund and the Underlying Funds may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include, but are not limited to: (i) shares of money market funds (including those advised by BFA or otherwise affiliated with BFA); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody's, “F-1” by Fitch, or “A-1” by S&P Global Ratings, or if unrated, of comparable quality as determined by BFA; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that have been determined to present minimal credit risks, in accordance with the requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BFA, are of comparable quality to obligations of U.S. banks that may be purchased by a Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
Short Sales.  Each Fund or Underlying Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that a Fund or Underlying Fund does not own declines in value. When a Fund or Underlying Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Fund or Underlying Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.
A Fund or Underlying Fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, a Fund or Underlying Fund is required to deposit similar collateral with its custodian, if necessary, to the extent that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which a Fund borrowed the security, regarding payment received by a Fund or Underlying Fund on such security, a Fund or Underlying Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.
Sovereign and Quasi-Sovereign Obligations.  Certain of the Funds and Underlying Funds may invest in sovereign and quasi-sovereign obligations. An investment in sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign debt includes securities issued or guaranteed by a foreign sovereign government. Quasi-sovereign debt includes securities issued or guaranteed by an entity affiliated with or backed by a sovereign government. The issuer of the sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund and an Underlying Fund may have limited recourse in the event of a default. Similar to other issuers, changes to the financial condition or credit rating of a non-U.S. government may cause the value of a sovereign debt to decline. During periods of economic uncertainty, the market prices of sovereign debt obligations may be more volatile than prices of U.S. debt obligations, which may affect a Fund's or the Underlying Fund's NAV. In the past, certain emerging market countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts. Several sovereign issuers have experienced volatility and adverse trends due to concerns about rising government debt levels, including Greece, Ireland, Italy, Portugal and Spain.
A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. currency reserves, the availability of sufficient foreign
10

exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrears on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.
Stripped Securities.  Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only, or “IO” security) and the other to receive the principal payments (the principal only, or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, the Fund or Underlying Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.
Structured Securities.  Structured products are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of an underlying investment, index or reference obligation. Structured products may be issued by corporations, including banks, as well as by governmental agencies. The terms of structured products normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the index while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the index and the effect of changes in the index on principal and/or interest payments. The rate of return on structured products may be determined by applying a multiplier to the performance or differential performance of the referenced index or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.
Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Funds or the Underlying Funds may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Certain structured products may be thinly traded or have a limited trading market. In addition to the general risks associated with debt securities, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured products are subordinate to other instruments. Structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indexes, and changes in interest rates and impact of these factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero.
U.S. Agency Mortgage-Backed Securities Risk.  Certain of the Funds invests in securities backed by pools of mortgages issued or guaranteed by the U.S. government or one of its agencies or sponsored entities, including Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”), and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). The market for mortgage-backed securities (“MBS”) has been adversely affected by the value of those MBS held and/or issued by these agencies and sponsored entities. If a U.S. government agency or sponsored entity issues securities in which certain of the Funds invests and such issuer is unable to meet its obligations or ceases to exist, and no plan is made for the repayment of securities, the performance of certain of the Funds will be adversely impacted.
Ginnie Mae. Established in 1968, Ginnie Mae is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the backing of the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by the institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage banks), and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the U.S. Department of Veterans Affairs. Ginnie Mae securities also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury Department to make payments under its guarantee. Any actual or potential disruption to Ginnie Mae, or the financial condition or credit of the U.S. government, could cause the value of Ginnie Mae securities to decline. In 2011, S&P Global Ratings downgraded U.S. Treasury securities
11

from AAA rating to AA+ rating. A further downgrade of the ratings of U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade below AA+ rating by S&P Global Ratings may cause the value of Ginnie Mae securities to decline.
Fannie Mae and Freddie Mac. Fannie Mae was established as a federal agency in 1938 and in 1968 was chartered by Congress as a private shareholder-owned company. Securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae. The securities are not backed by or entitled to the full faith and credit of the U.S. government, but are supported by the right of Fannie Mae to borrow from the U.S. Treasury Department.
Freddie Mac is a stockholder-owned corporation chartered by Congress in 1970. Securities issued by Freddie Mac entitle the holder to timely payment of interests, which is guaranteed by Freddie Mac. Freddie Mac also guarantees either ultimate collection or timely payment of all principal payments. While Freddie Mac generally does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. The securities are not backed by or entitled to the full faith and credit of the U.S. government or by any Federal Home Loan Banks, but are supported by the right of Freddie Mac to borrow from the U.S. Treasury Department.
In 2008, the Federal Housing Finance Agency placed each of Fannie Mae and Freddie Mac into government conservatorship in an effort to provide stability in the financial markets and put the government-sponsored entities in sound and solvent condition. In addition, the U.S. Treasury Department agreed to provide Fannie Mae and Freddie Mac up to $100 billion of capital each on an as needed basis to ensure that they continue to provide liquidity to the housing and mortgage markets.
Mortgage-Backed Securities. MBS issued or guaranteed by the U.S. government or one of its agencies or sponsored entities, such as Ginnie Mae, Fannie Mae, or Freddie Mac, represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” the payments made by borrowers on the mortgage loans that underlie the securities (net of any fees paid to the issuer or guarantor of the securities). MBS differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates, while a MBS payments provide a combination of interest and principal throughout the a bond’s term. As further described below, MBS may be structured as pass-through securities or collateralized mortgage obligations (“CMOs”).
MBS are subject to the general risks associated with investing in real estate securities; that is, they may lose value if the value of the underlying real estate to which a pool of mortgages relates declines. In addition, investments in MBS involve certain specific risks. These risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. The value of MBS, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, MBS differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by a Fund for its MBS, the yield a Fund expects to receive from such securities and the weighted average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the MBS. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.
To the extent that a Fund purchases MBS at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income, which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a long-term security. Since the value of long-term securities generally fluctuates more widely in response to changes in interest rates than that of shorter-term securities, maturity extension risk could increase the inherent volatility of a Fund. Under certain interest rate and prepayment scenarios, a Fund may fail to recoup fully its investment in MBS notwithstanding any direct or indirect U.S. governmental or agency guarantee.
12

Mortgage Pass-Through Securities. Some MBS, such as U.S. agency mortgage pass-through securities, represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.
An investment in a specific pool of mortgage pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of MBS is difficult to predict and can impact the subsequent cash flows, value and yield of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction.
To-Be-Announced Securities. A Fund may seek to gain exposure to U.S. agency mortgage pass-through securities by investing in to-be-announced (“TBA”) securities. “TBAs” refer to a commonly used mechanism for the forward settlement of U.S. agency MBS, and not to a separate type of MBS. Most transactions in fixed-rate MBS occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement, and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as the issuing agency, settlement date, par amount, and price. The actual mortgage pools delivered generally are determined two days prior to settlement date. Certain of the Funds may regularly enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA roll.” In a TBA roll, such Funds generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of MBS. In addition, certain of the Funds may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of MBS stipulated in the TBA agreement.
Certain of the Funds may invest cash pending settlement of TBA transactions in money market instruments, repurchase agreements, or other high quality, liquid short-term instruments, including money market funds advised by BFA. Each such Fund will pay its pro rata share of fees and expenses of any money market fund that it may invest in, in addition to such Fund’s own fees and expenses.
Collateralized Mortgage Obligations. U.S. agency MBS may also be structured in the form of CMOs. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (“tranches”) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive IOs, POs, or an amount that remains after floating-rate tranches are paid (an “inverse floater”). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If a Fund invests in CMO tranches issued by U.S. government agencies or sponsored entities and interest rates move in a manner not anticipated by Fund management, it is possible that such a Fund could lose all or substantially all of its investment. Certain CMOs in which certain of the Funds may invest may also provide a degree of investment leverage, which could cause such a Fund to lose all or substantially all of its investment.
U.S.-Registered and Restricted Securities of Non-U.S. Issuers.  Each Fund or the Underlying Funds may invest in U.S.-registered, U.S. dollar-denominated bonds of non-U.S. governments, agencies, supranational entities and corporate issuers. The Funds or the Underlying Funds may invest in Restricted Securities issued by non-U.S. issuers. Investing in U.S.-registered, U.S. dollar-denominated bonds or Restricted Securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards; the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability, which could affect U.S. investments in foreign countries; and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. In addition, the risk that the issuer may fail to meet its obligations on these securities may be affected by fluctuations in non-U.S. currency
13

exchange rates between the issuer's local currency and the U.S. dollar. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product (“GDP”), rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.
When Issued Securities, Delayed Delivery Securities and Forward Commitments.  Each Fund or Underlying Fund may purchase or sell securities that it is entitled to receive on a when issued basis. Each Fund or Underlying Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment (including on TBA transactions). These transactions involve the purchase or sale of securities by each Fund or Underlying Fund at an established price with payment and delivery taking place in the future. Each Fund or Underlying Fund enters into these transactions to obtain what is considered an advantageous price to each Fund or Underlying Fund at the time of entering into the transaction. When each Fund or Underlying Fund purchases securities in these transactions, each Fund or Underlying Fund segregates liquid securities in an amount equal to the amount of its purchase commitments. TBAs also require the Fund or Underlying Fund entering into the transaction to post margin with the broker-dealer in connection with the transaction, which increases costs to the Fund or Underlying Fund.
There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by each Fund or Underlying Fund to purchase the securities.
Each Fund or Underlying Fund will lose money if the value of the security in such a transaction declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period.
Each Fund or Underlying Fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to each Fund or Underlying Fund on the settlement date. In these cases each Fund or Underlying Fund may realize a taxable capital gain or loss.
When each Fund or Underlying Fund engages in when-issued, TBA transactions or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.
The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of each Fund or Underlying Fund starting on the day each Fund or Underlying Fund agrees to purchase the securities. Each Fund or Underlying Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.
Zero Coupon Securities.  Zero coupon securities are securities that are sold at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero coupon security is entitled to receive the par value of the security.
While interest payments are not made on such securities, holders of such securities are deemed to have received income (phantom income) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.
Each Fund or Underlying Fund accrues income with respect to these securities for federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals. Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Fund or Underlying Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio
14

securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in the Fund’s or Underlying Fund's exposure to zero coupon securities.
In addition to the above-described risks, there are certain other risks related to investing in zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Fund’s or Underlying Fund's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s or Underlying Fund's portfolio.
Future Developments.  The Board or the Board of Trustees of the Underlying Funds may, in the future, authorize each Fund and an Underlying Fund to invest in securities contracts and investments other than those listed in this SAI and in the respective prospectuses, provided they are consistent with each Fund's and/or an Underlying Fund’s investment objective and do not violate any of their investment restrictions or policies.
General Considerations and Risks
A discussion of some of the principal risks associated with an investment in a Fund is contained in the applicable Prospectus. Because each Fund expects to obtain its exposure substantially through its investment in the Underlying Funds, shareholders should be aware that the risks of investment in particular types of securities, economic sectors and geographic locations discussed below may be borne by the Fund through its investment in the Underlying Funds. Through its investment in the Underlying Funds, each Fund will also bear the risks described below associated with the Underlying Funds' use of portfolio management techniques, such as borrowing arrangements and use of derivatives, in addition to the risks associated with those activities if the Funds engage in them directly.
An investment in a Fund should be made with an understanding that the value of the Fund’s portfolio securities, including its investment in the Underlying Funds, may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of bonds in general, and other factors that affect the market. The order of the below risk factors does not indicate the significance of any particular risk factor.
Borrowing Risk.  Borrowing may exaggerate changes in the net asset value of Fund or Underlying Fund shares and in the return on a Fund’s portfolio. Borrowing will cause a Fund to incur interest expense and other fees. The costs of borrowing may reduce a Fund’s or Underlying Fund's return. Borrowing may cause a Fund or Underlying Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.
Custody Risk.  Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets, and thus may be subject to limited or no government oversight. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems. Practices in relation to the settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because of the use of brokers and counterparties that are often less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence or undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being lost. In addition, the laws of certain countries may put limits on a Fund’s or its Underlying Fund's ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. A Fund would absorb any loss resulting from such custody problems and may have no successful claim for compensation.
Illiquid Investments Risk.  Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. The liquidity of an investment will be determined based on relevant market, trading and investment specific considerations as set out in the Liquidity Program as required by the Liquidity Rule. Illiquid investments may trade at a discount to comparable, more liquid
15

investments and a Fund may not be able to dispose of illiquid investments in a timely fashion or at their expected prices. If illiquid investments exceed 15% of a Fund’s net assets, the Liquidity Rule and the Liquidity Program will require that certain remedial actions be taken.
Issuer Insolvency Risk.  Each Fund's and Underlying Fund's potential exposure to financially or operationally troubled issuers involves a high degree of credit and market risk, which may be heightened during an economic downturn or recession. Should an issuer of securities held by a Fund or Underlying Fund become involved in a bankruptcy proceeding, reorganization or financial restructuring, a wide variety of considerations make an evaluation of the outcome of a Fund’s or Underlying Fund's exposure to the issuer uncertain.
During the period of a bankruptcy proceeding, reorganization or financial restructuring, it is unlikely that each Fund or an Underlying Fund will receive any interest payments on the securities of the issuer. Each Fund or an Underlying Fund will be subject to significant uncertainty as to whether the reorganization or restructuring will be completed, and each Fund or an Underlying Fund may bear certain extraordinary expenses to protect and recover its investment. Each Fund or an Underlying Fund will also be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the securities of the issuer held by a Fund or Underlying Fund will eventually be satisfied. Even if a plan of reorganization or restructuring is adopted with respect to the securities of the issuer held by each Fund or Underlying Fund, there can be no assurance that the securities or other assets received by a Fund or Underlying Fund in connection with such plan of reorganization or restructuring will not have a lower value or income potential than may have been anticipated or no value. A Fund or an Underlying Fund may be unable to enforce its claims or rights in any collateral or may have its claims or security interest in any collateral challenged, disallowed or subordinated to the claims or security interests of other creditors. In addition, amendments to the U.S. Bankruptcy Code or other relevant laws could alter the expected outcome or introduce greater uncertainty regarding the outcome of each Fund's or Underlying Fund's securities holdings in the issuer. In a bankruptcy proceeding, a reorganization or restructuring, the securities of the issuer held by a Fund or Underlying Fund could be re-characterized or each Fund or an Underlying Fund may receive different securities or other assets, including equity securities. These types of equity securities include, but are not limited to: common stock; preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts; and depositary receipts. Equity securities are subject to changes in value, and their value may be more volatile than those of other asset classes. Holders of equity securities are subject to more risk than holders of debt securities because the status of equity holders is subordinate to debtholders in an issuer's capital structure. The value of equity securities received by each Fund or an Underlying Fund could decline if the financial condition of the issuer deteriorates or if overall market and economic conditions, or conditions within the issuer’s region or industry, deteriorate.
To the extent that a Fund or Underlying Fund receives other assets in connection with a bankruptcy proceeding, reorganization or financial restructuring, a Fund or Underlying Fund may also be subject to additional risks associated with the assets received. One example of assets that a Fund or Underlying Fund could receive is an interest in one or more loans made to the issuer as part of a workout agreed to by a consortium of lienholders and creditors of the issuer. A Fund or Underlying Fund may receive such interests in loans to the extent permitted by the 1940 Act.
Securities or other assets received in a reorganization or restructuring typically entail a higher degree of risk than investments in securities of issuers that have not undergone a reorganization or restructuring and may be subject to heavy selling or downward pricing pressure after completion of the reorganization or restructuring. The post-reorganization/restructuring assets and securities may also be illiquid and difficult to sell or value. If a Fund or Underlying Fund participates in negotiations with respect to a plan of reorganization or restructuring with respect to securities of the issuer held by a Fund or Underlying Fund, each Fund also may be restricted from disposing such securities for a period of time. If a Fund or Underlying Fund becomes involved in such proceedings, each Fund or an Underlying Fund may have more active participation in the affairs of the issuer than that assumed generally by an investor.
Not a Money Market Fund.  Each Fund is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal circumstances, a Fund’s investments may be more susceptible than a money market fund is to credit risk, interest rate risk, valuation risk and other risks relevant to the Fund’s investments. The Funds do not seek to maintain a stable net asset value of $1.00 per share.
16

Operational Risk.  BFA and a Fund's or Underlying Fund's other service providers may experience disruptions or operating errors such as processing errors or human errors, inadequate or failed internal or external processes, or systems or technology failures, that could negatively impact the Funds or Underlying Funds. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from a Fund’s or Underlying Fund's in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. BFA, through its monitoring and oversight of service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for BFA or the other Fund or Underlying Fund service providers to identify all of the operational risks that may affect a Fund or Underlying Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
Quasi-Sovereign Obligations Risk.  The Funds or Underlying Funds may invest in quasi-sovereign debt obligations. An investment in quasi-sovereign debt obligations involves special risks generally not present in corporate debt obligations. Quasi-sovereign debt includes investments in securities issued or guaranteed by an entity affiliated with/or backed by a sovereign government. Generally, quasi-sovereign debt obligations are issued by companies in which a government owns a majority of the issuer’s voting shares. They are often considered strategically important to the sovereign entity but do not legally carry sovereign status for purposes of debt repayment. While certain quasi-sovereign debt issuers have received sovereign government support in the past, such past support is not a guarantee that it will continue in the future. In fact, in the past certain quasi-sovereign debt issuers have pushed their creditors toward debt restructuring, rather than meeting their payment obligations. Quasi-sovereign debt obligations are typically less liquid and less standardized than sovereign debt obligations.
Risk of Derivatives.  A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset, such as a security, a commodity (such as gold or silver), a currency or an index (a measure of value or rates, such as the S&P 500® or the prime lending rate). A Fund or Underlying Fund may invest in futures contracts, securities options and other derivatives. Compared to securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s or an Underlying Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. Derivatives generally involve the incurrence of leverage. To address such leverage and to prevent a Fund or an Underlying Fund from being deemed to have issued senior securities as a result of an investment in derivatives, such Fund or Underlying Fund will segregate liquid assets equal to its obligations under the derivatives throughout the life of the investment.
When a derivative is used as a hedge against a position that a Fund holds or is committed to purchase, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains, and in some cases, hedging can cause losses that are not offset by gains, and a Fund will recognize losses on both the investment and the hedge. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that a Fund’s hedging transactions, which entail additional transaction costs, will be effective.
Risk of Futures and Options on Futures Transactions.  There are several risks accompanying the utilization of futures contracts and options on futures contracts. A position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While each Fund or Underlying Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Futures contracts, by definition, project price levels in the future and not current levels of valuation; therefore, market circumstances may result in a discrepancy between the price of the future and the movement in a Fund's or Underlying Fund's portfolio. In the event of adverse price movements, a Fund or Underlying Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund or Underlying Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund or Underlying Fund may be required to deliver the instruments underlying the futures contracts it has sold.
The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor
17

relative to the size of a required margin deposit. The Fund, however, intends to utilize futures and options contracts in a manner designed to limit the risk exposure to levels comparable to a direct investment in the types of stocks in which it invests.
Utilization of futures and options on futures by a Fund or Underlying Fund involves the risk of loss of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BFA as to anticipated trends, which predictions could prove to be incorrect.
Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting each Fund or Underlying Fund to substantial losses. In the event of adverse price movements, each Fund or Underlying Fund would be required to make daily cash payments of variation margin.
Risk of Investing in Non-U.S. Agency Debt Securities.  Uncollateralized bonds issued by agencies, subdivisions or instrumentalities of foreign governments are generally backed only by the creditworthiness and reputation of the entities issuing the bonds and may not be backed by the full faith and credit of the foreign government. Moreover, a foreign government that explicitly provides its full faith and credit to a particular entity may be, due to changed circumstances, unable or unwilling to actually provide that support. If a non-U.S. agency is unable to meet its obligations, the performance of a Fund will be adversely impacted. A non-U.S. agency’s operations and financial condition are influenced by the foreign government’s economic and other policies. Changes to the financial condition or credit rating of a foreign government may cause the value of debt issued by that particular foreign government’s agencies, subdivisions or instrumentalities to decline. During periods of economic uncertainty, the trading of non-U.S. agency bonds may be less liquid while market prices may be more volatile than prices of U.S. agency bonds. Additional risks associated with non-U.S. agency investing include differences in accounting, auditing and financial reporting standards, adverse changes in investment or exchange control regulations, political instability, which could affect U.S. investments in foreign countries and cause restrictions on the flow of international capital.
Risk of Investing in Non-U.S. Debt Securities.  Non-U.S. debt securities are traded on foreign exchanges and OTC in the respective countries covered by a Fund or an Underlying Fund. These risks typically include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in bond prices. Investing in a fund whose portfolio contains securities of non-U.S. issuers involves certain risks and considerations not typically associated with investing in the securities of U.S. issuers. These risks include securities markets that may lack sufficient liquidity or may be less efficient; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of a Fund or an Underlying Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization of most non-U.S. securities markets; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; the risk of nationalization or expropriation of assets; and different bankruptcy and insolvency regimes which may stay or prevent recovery in the event of an issuer’s default.
Risk of Swap Agreements.  The risk of loss with respect to swaps is generally limited to the net amount of payments that a Fund or Underlying Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund or Underlying Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws, which could affect the Fund’s or Underlying Fund's rights as a creditor (e.g., a Fund may not receive the net amount of payments that it is contractually entitled to receive).
18

A Fund is required to post and collect variation margin (comprised of specified liquid securities subject to haircuts) in connection with trading of OTC swaps. Initial margin requirements are in the process of being phased in, and a Fund may be subject to such requirements as early as September 2020. These requirements may raise the costs for a Fund’s investment in swaps.
Supranational Entities Risk.  Certain of the Funds or Underlying Funds may invest in obligations issued or guaranteed by supranational entities (e.g., the World Bank, European Investment Bank, Inter-American Development Bank, and Asia Development Bank), which are often chartered to promote economic development. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional capital contributions if such entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of the supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, certain of the Funds or Underlying Funds may have limited legal recourse in the event of default, and certain of the Funds or Underlying Funds may lose money on such investments.
U.S. Treasury Obligations Risk.  The Funds or the Underlying Funds may invest in various types of U.S. Treasury securities. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of U.S. Treasury obligations to decline. U.S. Treasury obligations typically offer lower interest rates than other obligations. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities it issues.
The total public debt of the U.S. as a percent of GDP has grown rapidly since the beginning of the recent financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can cause a decline in the value of the dollar (which may lead to inflation), and can prevent the U.S. government from implementing effective counter-cyclical fiscal policy in economic downturns.
On August 5, 2011, S&P Global Ratings downgraded U.S. Treasury securities from an AAA rating to AA+. A further downgrade of the ratings of U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and generally have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade beyond AA+ rating by S&P Global Ratings may cause the value of a Fund's or Underlying Fund's U.S. Treasury obligations to decline.
Valuation Risk.  In certain circumstances, a Fund’s or an Underlying Fund's securities may be valued using techniques other than market quotations. The value established for a security may be different from what would be produced through the use of another methodology or if the value had been priced using market quotations. Securities that are valued using methods other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund  and an Underlying Fund could sell a security for the value established for it at any time, and it is possible that a Fund or the Underlying Fund could incur a loss if a security is sold for less than its established value.
Risk of Investing in Africa.  Investments in securities of issuers in certain African countries involve heightened risks including, among others, expropriation and/or nationalization of assets, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict, civil war, and social instability as a result of religious, ethnic and/or socio-economic unrest or widespread outbreaks of disease and, in certain countries, genocidal warfare.
Certain countries in Africa generally have less developed capital markets than traditional emerging market countries, and, consequently, the risks of investing in foreign securities are magnified in such countries. Because securities markets of countries in Africa are generally underdeveloped and are generally less correlated to global economic cycles than those markets located in more developed countries, securities markets in African countries are subject to greater risks associated
19

with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets. Moreover, trading on African securities markets may be suspended altogether.
Market volatility may also be heightened by the actions of a small number of investors. Brokerage firms in certain countries in Africa may be fewer in number and less established than brokerage firms in more developed markets. Since a Fund or an Underlying Fund may need to effect securities transactions through these brokerage firms, the Fund or an Underlying Fund are subject to the risk that these brokerage firms will not be able to fulfill their obligations to the Fund or an Underlying Fund (i.e., counterparty risk). This risk is magnified to the extent that a Fund or an Underlying Fund effects securities transactions through a single brokerage firm or a small number of brokerage firms.
Certain governments in African countries restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in those countries. Moreover, certain countries in Africa require governmental approval or special licenses prior to investment by foreign investors and may limit the amount of investment by foreign investors in a particular industry and/or issuer, and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domestic investors of the countries and/or impose additional taxes on foreign investors. A delay in obtaining a government approval or a license would delay investments in a particular country, and, as a result, a Fund or Underlying Fund may not be able to invest in certain securities while approval is pending. The government of a particular country may also withdraw or decline to renew a license that enables a Fund or Underlying Fund to invest in such country. These factors make investing in issuers located or operating in countries in Africa significantly riskier than investing in issuers located or operating in more developed countries, and any one of these factors could cause a decline in the value of a Fund's and an Underlying Fund's investments. Issuers located or operating in countries in Africa are generally not subject to the same rules and regulations as issuers located or operating in more developed countries. Therefore, there may be less financial and other information publicly available with regard to issuers located or operating in countries in Africa and such issuers are generally not subject to the uniform accounting, auditing and financial reporting standards applicable to issuers located or operating in more developed countries.
In addition, governments of certain countries in Africa in which a Fund or Underlying Fund may invest may levy withholding or other taxes on income such as dividends, interest and realized capital gains. Although in certain countries in Africa a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.
Investment in countries in Africa may be subject to a greater degree of risk associated with governmental approval in connection with the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, there is the risk that if an African country’s balance of payments declines, such African country may impose temporary restrictions on foreign capital remittances. Consequently, a Fund or Underlying Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Funds or Underlying Funds of any restrictions on investments. Additionally, investments in countries in Africa may require a Fund or Underlying Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to a Fund or Underlying Fund.
Securities laws in many countries in Africa are relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Accordingly, foreign investors may be adversely affected by new or amended laws and regulations. In addition, there may be no single centralized securities exchange on which securities are traded in certain countries in Africa and the systems of corporate governance to which issuers located in countries in Africa are subject may be less advanced than those systems to which issuers located in more developed countries are subject, and, therefore, shareholders of issuers located in such countries may not receive many of the protections available to shareholders of issuers located in more developed countries. Even in circumstances where adequate laws and shareholder rights exist, it may not be possible to obtain swift and equitable enforcement of the law. In addition, the enforcement of systems of taxation at federal, regional and local levels in countries in Africa may be inconsistent and subject to sudden change.
Certain countries in Africa may be heavily dependent upon international trade and, consequently, have been and may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. Certain countries
20

in Africa depend to a significant extent upon exports of primary commodities such as gold, silver, copper and diamonds. These countries therefore are vulnerable to changes in commodity prices, which may be affected by a variety of factors. In addition, certain issuers located in countries in Africa in which a Fund or Underlying Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. government and the United Nations, and/or countries identified by the U.S. government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. A Fund or Underlying Fund, as an investor in such issuers, will be indirectly subject to those risks.
The governments of certain countries in Africa may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in such countries, which could have a negative impact on private sector companies. There is also the possibility of diplomatic developments that could adversely affect investments in certain countries in Africa. Some countries in Africa may be affected by a greater degree of public corruption and crime, including organized crime.
Recent political instability and protests in North Africa and the Middle East have caused significant disruptions to many industries. In addition, the outbreak of Ebola in Western Africa severely challenged health care industries in those countries and adversely impacted the region’s economy due to quarantines and disruptions of trade, which has further increased instability in the region. This instability has demonstrated that political and social unrest can spread quickly through the region, and that developments in one country can influence the political events in neighboring countries. Some protests have turned violent, and civil war and political reconstruction in certain countries such as Libya, Iraq and Syria pose a risk to investments in the region. Continued political and social unrest in these regions, including the ongoing warfare and terrorist activities in the Middle East and Africa, may negatively affect the value of an investment in a Fund or Underlying Fund.
Risk of Investing in Asia.   Investments in securities of issuers in certain Asian countries involve risks not typically associated with investments in securities of issuers in other regions. Such heightened risks expropriation and/or nationalization of assets, confiscatory taxation, piracy of intellectual property, data and other security breaches (especially of data stored electronically), political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict and social instability as a result of religious, ethnic and/or socio-economic unrest. Certain Asian economies have experienced rapid rates of economic growth and industrialization in recent years, and there is no assurance that these rates of economic growth and industrialization will be maintained.
Certain Asian countries have democracies with relatively short histories, which may increase the risk of political instability. These countries have faced political and military unrest, and further unrest could present a risk to their local economies and securities markets. Indonesia and the Philippines have each experienced violence and terrorism, which has negatively impacted their economies. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war. Escalated tensions involving the two countries and any outbreak of hostilities between the two countries, or even the threat of an outbreak of hostilities, could have a severe adverse effect on the entire Asian region. Certain Asian countries have developed increasingly strained relationships with the U.S., and if these relations were to worsen, they could adversely affect Asian issuers that rely on the U.S. for trade. Political, religious, and border disputes persist in India. India has recently experienced and may continue to experience civil unrest and hostilities with certain of its neighboring countries. Increased political and social unrest in these geographic areas could adversely affect the performance of investments in this region.
Certain governments in this region administer prices on several basic goods, including fuel and electricity, within their respective countries. Certain governments may exercise substantial influence over many aspects of the private sector in their respective countries and may own or control many companies. Future government actions could have a significant effect on the economic conditions in this region, which in turn could have a negative impact on private sector companies. There is also the possibility of diplomatic developments adversely affecting investments in the region.
Corruption and the perceived lack of a rule of law in dealings with international companies in certain Asian countries may discourage foreign investment and could negatively impact the long-term growth of certain economies in this region. In addition, certain countries in the region are experiencing high unemployment and corruption, and have fragile banking sectors.
Some economies in this region are dependent on a range of commodities, including oil, natural gas and coal. Accordingly, they are strongly affected by international commodity prices and particularly vulnerable to any weakening in global demand for these products. The market for securities in this region may also be directly influenced by the flow of international capital,
21

and by the economic and market conditions of neighboring countries. Adverse economic conditions or developments in neighboring countries may increase investors' perception of the risk of investing in the region as a whole, which may adversely impact the market value of the securities issued by companies in the region.
Risk of Investing in Central and South America.  The economies of certain Central and South American countries have experienced high interest rates, economic volatility, inflation, currency devaluations, government defaults, high unemployment rates and political instability which can adversely affect issuers in these countries. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region's exports and many economies in this region are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of this region.
The governments of certain countries in Central and South America may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in such countries, which could have a negative impact on the securities in which a Fund or an Underlying Fund invests. Diplomatic developments may also adversely affect investments in certain countries in Central and South America. Some countries in Central and South America may be affected by public corruption and crime, including organized crime.
Certain countries in Central and South America may be heavily dependent upon international trade and, consequently, have been and may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. In addition, certain issuers located in countries in Central and South America in which a Fund or an Underlying Fund invests may be the subject of sanctions (for example, the U.S. has imposed sanctions on certain Venezuelan individuals, corporate entities and the Venezuelan government) or have dealings with countries subject to sanctions and/or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. An issuer may sustain damage to its reputation if it is identified as an issuer that has dealings with such countries. A Fund or an Underlying Fund may be adversely affected if it invests in such issuers.
Risk of Investing in Developed Countries.  Many countries with developed markets have recently experienced significant economic pressures. These countries generally tend to rely on the services sectors (e.g., the financial services sector) as the primary source of economic growth and may be susceptible to the risks of individual service sectors. For example, companies in the financial services sector are subject to governmental regulation and, recently, government intervention, which may adversely affect the scope of their activities, the prices they can charge and amount of capital they must maintain. Recent dislocations in the financial sector and perceived or actual governmental influence over certain financial companies may lead to credit rating downgrades and, as a result, impact, among other things, revenue growth for such companies. If financial companies experience a prolonged decline in revenue growth, certain developed countries that rely heavily on financial companies as an economic driver may experience a correlative slowdown. Recently, new concerns have emerged with respect to the economic health of certain developed countries. These concerns primarily stem from heavy indebtedness of many developed countries and their perceived inability to continue to service high debt loads without simultaneously implementing stringent austerity measures. Such concerns have led to tremendous downward pressure on the economies of these countries. As a result, it is possible that interest rates on debt of certain developed countries may rise to levels that make it difficult for such countries to service such debt. Spending on health care and retirement pensions in most developed countries has risen dramatically over the last few years. Medical innovation, extended life expectancy and higher public expectations are likely to continue the increase in health care and pension costs. Any increase in health care and pension costs will likely have a negative impact on the economic growth of many developed countries. Certain developed countries rely on imports of certain key items, such as crude oil, natural gas, and other commodities. As a result, an increase in demand for, or price fluctuations of, certain commodities may negatively affect developed country economies. Developed market countries generally are dependent on the economies of certain key trading partners. Changes in any one economy may cause an adverse impact on several developed countries. In addition, heavy regulation of, among others, labor and product markets may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Such risks, among others, may adversely affect the value of a Fund’s or the Underlying Fund's investments.
22

Risk of Investing in Eastern Europe.  Investing in the securities of issuers located or operating in Eastern Europe is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Political and economic reforms are too recent to establish a definite trend away from centrally planned economies and state-owned industries. In the past, some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled.
Many Eastern European countries continue to move toward market economies at different paces with different characteristics. Most Eastern European securities markets suffer from thin trading activity, dubious investor protections, and often a dearth of reliable corporate information. Information and transaction costs, differential taxes, and sometimes political or transfer risk give a comparative advantage to the domestic investor rather than the foreign investor. In addition, these markets are particularly sensitive to social, political, economic, and currency events in Russia and may suffer heavy losses as a result of their trading and investment links to the Russian economy and currency. Russia also may attempt to assert its influence in the region through economic or even military measures, as it did with Georgia in the summer of 2008 and Ukraine beginning in 2014. Eastern European economies may also be particularly susceptible to changes in the international credit markets due to their reliance on bank related inflows of capital. The global economic crisis has restricted international credit supplies, and several Eastern European economies have faced significant credit and economic crises. Although some Eastern European economies are expanding again, major challenges are still present as a result of their continued dependence on the Western European zone for credit.
Risk of Investing in Emerging Markets.   Investments in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) custodians, clearinghouses, foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer's ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities; and (xi) lack of financial reporting on a regular basis, substandard disclosure and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.
Emerging market securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. In addition, brokerage and other costs associated with transactions in emerging market securities can be higher, sometimes significantly, than similar costs incurred in securities markets in developed countries. Although some emerging markets have become more established and tend to issue securities of higher credit quality, the markets for securities in other emerging market countries are in the earliest stages of their development, and these countries issue securities across the credit spectrum. Even the markets for relatively widely traded securities in emerging market countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging market country securities may also affect a Fund's or an Underlying Fund's ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.
Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market
23

countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.
Investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees. These restrictions may limit a Fund's or an Underlying Fund's investment in certain emerging market countries and may increase the expenses of the Fund or the Underlying Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.
Many emerging market countries lack the social, political, and economic stability characteristic of the U.S. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.
A Fund's or an Underlying Fund's income and, in some cases, capital gains from foreign securities will be subject to applicable taxation in certain of the emerging market countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates.
Emerging markets also have different clearance and settlement procedures, and in certain of these emerging markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.
In the past, certain governments in emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs, which in the past have caused huge budget deficits. Often, interest payments have become too overwhelming for a government to meet, representing a large percentage of total GDP. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for, among other things, social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in those countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.
Risk of Investing in Europe.  Investing in European countries may expose a Fund or Underlying Fund to the economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. A Fund or Underlying Fund may make investments in securities of issuers that are domiciled in, have significant operations in, or that are listed on at least one securities exchange within member states of the European Union (the “EU”). A number of countries within the EU are also members of the Economic and Monetary Union (the “eurozone”) and have adopted the euro as their currency. Eurozone membership requires member states to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Changes in import or export tariffs, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro and other currencies of certain EU countries which are not in the eurozone, the default or threat of default by an EU member state on its sovereign debt, and/or an economic recession in an EU member state may have a significant adverse effect on the economies of other EU member states and their trading partners. Although certain European countries are not in the eurozone, many of these countries are obliged to meet the criteria for joining the eurozone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including, but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect a Fund’s or Underlying Fund's investments. A default or debt restructuring by any European country would adversely impact
24

holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above. In addition, the credit ratings of certain European countries were downgraded in the past. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member states. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching and could adversely impact the value of a Fund’s or Underlying Fund's investments in the region. The United Kingdom (the “U.K.”) will leave the EU (“Brexit”) on January 31, 2020, subject to a transitional period ending December 31, 2020. During the transitional period, although the U.K. will no longer be a member state of the EU, it will remain subject to EU law and regulations as if it were still a member state. The U.K. and the EU are to negotiate the terms of their future trading relationship during the transitional period. Accordingly, the terms of such trading relationship remain uncertain. The outcome of such negotiations may give rise to significant uncertainties and instability in the financial markets as the U.K. negotiates the terms of its future relationship with the EU. A Fund will face risks associated with the potential uncertainty and consequences leading up to and that may follow Brexit, including with respect to volatility in exchange rates and interest rates. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit has also led to legal uncertainty and could lead to politically divergent national laws and regulations as a new relationship between the U.K. and EU is defined and the U.K. determines which EU laws to replace or replicate. Any of these effects of Brexit could adversely affect any of the companies to which a Fund has exposure and any other assets in which a Fund invests. The political, economic and legal consequences of Brexit are not yet fully known. In the short term, financial markets may experience heightened volatility, particularly those in the U.K. and Europe, but possibly worldwide. The U.K. and Europe may be less stable than they have been in recent years, and investments in the U.K. and the EU may be difficult to value, or subject to greater or more frequent rises and falls in value. In the longer term, there is likely to be a period of significant political, regulatory and commercial uncertainty as the U.K. seeks to negotiate its long-term exit from the EU and the terms of its future trading relationships.
Certain European countries have also developed increasingly strained relationships with the U.S., and if these relations were to worsen, they could adversely affect European issuers that rely on the U.S. for trade. Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, as well as governmental or other responses to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments of EU countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of a Fund's investments.
Risk of Investing in the Middle East.  Many Middle Eastern countries have little or no democratic tradition, and the political and legal systems in such countries may have an adverse impact on a Fund or Underlying Fund. Many economies in the Middle East are highly reliant on income from the sale of oil or trade with countries involved in the sale of oil, and their economies are therefore vulnerable to changes in the market for oil and foreign currency values. As global demand for oil fluctuates, many Middle Eastern economies may be significantly impacted.
In addition, many Middle Eastern governments have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, a Middle Eastern country’s government may own or control many companies, including some of the largest companies in the country. Accordingly, governmental actions in the future could have a significant effect on economic conditions in Middle Eastern countries. This could affect private sector companies and a Fund or Underlying Fund, as well as the value of securities in such Fund's or Underlying Fund's portfolios.
Certain Middle Eastern markets are in the earliest stages of development. As a result, there may be a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Brokers in Middle Eastern countries typically are fewer in number and less capitalized than brokers in the U.S.
25

The legal systems in certain Middle Eastern countries also may have an adverse impact on a Fund or an Underlying Fund. For example, the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation generally is limited to the amount of the shareholder’s investment. However, the notion of limited liability is less clear in certain Middle Eastern countries. A Fund or Underlying Fund therefore may be liable in certain Middle Eastern countries for the acts of a corporation in which it invests for an amount greater than their actual investment in that corporation. Similarly, the rights of investors in Middle Eastern issuers may be more limited than those of shareholders of a U.S. corporation. It may be difficult or impossible to obtain or enforce a legal judgment in a Middle Eastern country. Some Middle Eastern countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund or Underlying Fund. For example, certain countries may require governmental approval prior to investment by foreign persons or limit the amount of investment by foreign persons in a particular issuer. Certain Middle Eastern countries may also limit investment by foreign persons to only a specific class of securities of an issuer that may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals of the relevant Middle Eastern country.
The manner in which foreign investors may invest in companies in certain Middle Eastern countries, as well as limitations on those investments, may have an adverse impact on the operations of a Fund or Underlying Fund. For example, in certain of these countries, a Fund or Underlying Fund may be required to invest initially through a local broker or other entity and then have the shares that were purchased re-registered in the name of a Fund or Underlying Fund. Re-registration in some instances may not be possible on a timely basis. This may result in a delay during which a Fund or Underlying Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund or Underlying Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has already been filled and, consequently, a Fund or Underlying Fund may not be able to invest in the relevant company.
Substantial limitations may exist in certain Middle Eastern countries with respect to a Fund’s or Underlying Fund's ability to repatriate investment income or capital gains. A Fund or Underlying Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Fund or Underlying Fund of any restrictions on investment.
Certain Middle Eastern countries may be heavily dependent upon international trade and, consequently, have been and may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These countries also have been and may continue to be adversely impacted by economic conditions in the countries with which they trade. In addition, certain issuers located in Middle Eastern countries in which a Fund or Underlying Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. government and the United Nations, and/or countries identified by the U.S. government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. A Fund or Underlying Fund, as an investor in such issuers, will be indirectly subject to those risks.
Certain Middle Eastern countries have strained relations with other Middle Eastern countries due to territorial disputes, historical animosities, international alliances, defense concerns or other reasons, which may adversely affect the economies of these Middle Eastern countries. Certain Middle Eastern countries experience significant unemployment, as well as widespread underemployment. There has also been a recent increase in recruitment efforts and an aggressive push for territorial control by terrorist groups in the region, which has led to an outbreak of warfare and hostilities. Warfare in Syria has spread to surrounding areas, including many portions of Iraq and Turkey. Such hostilities may continue into the future or may escalate at any time due to ethnic, racial, political, religious or ideological tensions between groups in the region or foreign intervention or lack of intervention, among other factors.
Risk of Investing in Russia.  Investing in the Russian securities market involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities market, and should be considered highly speculative. Risks include: the absence of developed legal structures governing private and foreign investments and private property; the possibility of the loss of all or a substantial portion of the Fund’s assets invested in Russia as a result of expropriation; certain national policies which may restrict the Fund’s investment opportunities, including, without limitation, restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and potentially greater price volatility in, significantly smaller capitalization of, and relative illiquidity of, the Russian market. There can also be no assurance that the Fund’s investments in the Russian securities market would not be expropriated, nationalized or otherwise
26

confiscated. In the event of the settlement of any such claims or such expropriation, nationalization or other confiscation, the Fund could lose its entire investment. In addition, it may be difficult and more costly to obtain and enforce a judgment in the Russian court system.
Russia may also be subject to a greater degree of economic, political and social instability than is the case in other developed countries. Such instability may result from, among other things, the following: (i) an authoritarian government or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection.
The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products and oil and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. Any acts of terrorism or armed conflicts in Russia or internationally could have an adverse effect on the financial and commodities markets and the global economy. As Russia produces and exports large amounts of crude oil and gas, any acts of terrorism or armed conflict causing disruptions of Russian oil and gas exports could negatively affect the Russian economy and, thus, adversely affect the financial condition, results of operations or prospects of related companies. Current and future economic sanctions may also adversely affect the Russian oil, banking, mining, metals, rail, pipeline and gas sectors, among other sectors.
The Russian government may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in Russia, which could have a negative impact on private sector companies. There is also the possibility of diplomatic developments that could adversely affect investments in Russia. In recent years, the Russian government has begun to take bolder steps to re-assert its regional geopolitical influence (including military steps). Additionally, Russia is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Such steps may increase tensions between Russia and its neighbors and Western countries and may negatively affect economic growth. Actual and threatened responses by other nation-states to Russia’s alleged cyber activity may have an adverse impact on the Russian economy and the Russian issuers of securities in which the Fund invests. For example, the U.S. has added certain foreign technology companies to the U.S. Department of Commerce’s Bureau of Industry and Security’s “Entity List,” which is a list of companies believed to pose a national security risk to the U.S. Actions like these may have unanticipated and disruptive effects on the Russian economy.
Russia Sanctions. The U.S. and the Economic and Monetary Union of the EU, along with the regulatory bodies of a number of countries including Japan, Australia, Norway, Switzerland and Canada (collectively, “Sanctioning Bodies”), have imposed economic sanctions, which consist of prohibiting certain securities trades, prohibiting certain private transactions in the energy sector, asset freezes and prohibition of all business, with certain Russian individuals and Russian corporate entities. The Sanctioning Bodies could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of a Fund to buy, sell, receive or deliver those securities and/or assets.
The sanctions against certain Russian issuers include prohibitions on transacting in or dealing in issuances of debt or equity of such issuers. Compliance with each of these sanctions may impair the ability of a Fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. If it becomes impracticable or unlawful for a Fund to hold securities subject to, or otherwise affected by, sanctions (collectively, “affected securities”), or if deemed appropriate by BFA, a Fund may prohibit in-kind deposits of the affected securities in connection with creation transactions and instead require a cash deposit, which may also increase a Fund's transaction costs. A Fund may also be legally required to freeze assets in a blocked account.
Also, if an affected security is included in the Underlying Fund’s underlying index, the Underlying Fund may, where practicable, seek to eliminate its holdings of the affected security by employing or augmenting its representative sampling strategy to seek to track the investment results of its underlying index. The use of (or increased use of) a representative sampling strategy may increase the Underlying Fund’s tracking error risk. If the affected securities constitute a significant percentage of the underlying index, the Underlying Fund may not be able to effectively implement a representative sampling
27

strategy, which may result in significant tracking error between the Underlying Fund’s performance and the performance of its underlying index.
Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a Fund. In the event of such a freeze of any Fund assets, including depositary receipts, a Fund may need to liquidate non-restricted assets in order to satisfy any Fund redemption orders. The liquidation of Fund assets during this time may also result in a Fund receiving substantially lower prices for its securities.
These sanctions may also lead to changes in the Underlying Fund’s underlying index. The Underlying Fund’s index provider may remove securities from the underlying index or implement caps on the securities of certain issuers that have been subject to recent economic sanctions. In such an event, it is expected that the Underlying Fund will rebalance its portfolio to bring it in line with its underlying index as a result of any such changes, which may result in transaction costs and increased tracking error. These sanctions, the volatility that may result in the trading markets for Russian securities and the possibility that Russia may impose investment or currency controls on investors may cause the Underlying Fund to invest in, or increase the Underlying Fund’s investments in, depositary receipts that represent the securities of its underlying index. These investments may result in increased transaction costs and increased tracking error.
U.S. Economic Trading Partners Risk.  Certain of the Funds or Underlying Funds have significant exposure to U.S. issuers. A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as on the value of certain securities. In addition, a continued rise in the U.S. public debt level or U.S. austerity measures may adversely affect U.S. economic growth and the securities to which a Fund or Underlying Fund has exposure.
Risk of Investing in the Capital Goods Industry.  Companies in the capital goods industry may be affected by fluctuations in the business cycle and by other factors affecting manufacturing demands. Companies in the capital goods industry depend heavily on corporate spending. Companies in the capital goods industry may perform well during times of economic expansion, and as economic conditions worsen, the demand for capital goods may decrease due to weakening demand, worsening business cash flows, tighter credit controls and deteriorating profitability. During times of economic volatility, corporate spending may fall and adversely affect the capital goods industry. This industry may also be affected by changes in interest rates, corporate tax rates and other government policies. Many capital goods are sold internationally and such companies are subject to market conditions in other countries and regions.
Risk of Investing in the Communication Services Sector.  The communication services sector consists of both companies in the telecommunication services industry as well as those in the media and entertainment industry. Examples of companies in the telecommunication services industry group include providers of fiber-optic, fixed-line, cellular and wireless telecommunications networks. Companies in the media and entertainment industry group encompass a variety of services and products including television broadcasting, gaming products, social media, networking platforms, online classifieds, online review websites, and Internet search engines. Companies in the communication services sector may be affected by industry competition, substantial capital requirements, government regulation, and obsolescence of communications products and services due to technological advancement. Fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company's profitability. In addition, while all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
The communication services sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of communications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. The communications services industry can also be significantly affected by intense competition for market share, including competition with alternative technologies such as wireless communications, product compatibility and standardization, consumer preferences, rapid product obsolescence, research and development of new products, lack of standardization or compatibility with existing technologies, and a dependency on patent and copyright protections. Companies in the
28

communication services sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain communications companies obsolete.
Telecommunications providers with exposure to the U.S. are generally required to obtain franchises or licenses in order to provide services in a given location. Licensing and franchise rights in the telecommunications sector are limited, which may provide an advantage to certain participants. Limited availability of such rights, high barriers to market entry and regulatory oversight, among other factors, have led to consolidation of companies within the sector, which could lead to further regulation or other negative effects in the future. Telecommunication providers investing in non-U.S. countries may be subject to similar risks. Additional risks include those related to competitive challenges in the U.S. from non-U.S. competitors engaged in strategic joint ventures with U.S. companies and in non-U.S. markets from both U.S. and non-U.S. competitors.
Companies in the media and entertainment industries can be significantly affected by several factors, including competition, particularly in formulation of products and services using new technologies, cyclicality of revenues and earnings, a potential decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, and the potential increase in government regulation. Companies in the media and entertainment industries may become obsolete quickly. Advertising spending can be an important revenue source for media and entertainment companies. During economic downturns advertising spending typically decreases and, as a result, media and entertainment companies tend to generate less revenue.
Risk of Investing in the Consumer Cyclical Industry.  A Fund or Underlying Fund may invest in consumer cyclical companies, which rely heavily on business cycles and economic conditions. Consumer cyclical companies include automotive manufacturers, retail companies, and housing-related companies. The consumer cyclical industry can be significantly affected by several factors, including, without limitation, the performance of domestic and international economies, exchange rates, changing consumer tastes and trends, marketing campaigns, cyclical revenue generation, consumer confidence, commodity price volatility, labor relations, interest rates, import and export controls, intense competition, technological developments and government regulation.
Risk of Investing in the Consumer Staples Sector.  Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector may also be affected by changes in global economic, environmental and political events, economic conditions, the depletion of resources, and government regulation. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. In addition, tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Companies in the consumer staples sector also may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions. Companies in the consumer staples sector may be subject to severe competition, which may also have an adverse impact on their profitability.
Risk of Investing in the Energy Sector.  Companies in the energy sector are strongly affected by the levels and volatility of global energy prices, energy supply and demand, government regulations and policies, energy production and conservation efforts, technological change, development of alternative energy sources, and other factors that they cannot control. These companies may also lack resources and have limited business lines. Energy companies may have relatively high levels of debt and may be more likely to restructure their businesses if there are downturns in certain energy markets or in the global economy. If an energy company in a Fund's or Underlying Fund's portfolio becomes distressed, a Fund or Underlying Fund could lose all or a substantial portion of its investment.
The energy sector is cyclical and is highly dependent on commodity prices; prices and supplies of energy may fluctuate significantly over short and long periods of time due to, among other things, national and international political changes, Organization of Petroleum Exporting Countries (“OPEC”) policies, changes in relationships among OPEC members and between OPEC and oil-importing nations, the regulatory environment, taxation policies, and the economy of the key energy-consuming countries. Commodity prices have recently been subject to increased volatility and declines, which may negatively affect companies in which a Fund or Underlying Fund invests.
29

Companies in the energy sector may be adversely affected by terrorism, natural disasters or other catastrophes. Companies in the energy sector are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims. Disruptions in the oil industry or shifts in fuel consumption may significantly impact companies in this sector. Significant oil and gas deposits are located in emerging markets countries where corruption and security may raise significant risks, in addition to the other risks of investing in emerging markets. Additionally, the Middle East, where many companies in the energy sector may operate, has historically and recently experienced widespread social unrest.
Companies in the energy sector may also be adversely affected by changes in exchange rates, interest rates, economic conditions, tax treatment, government regulation and intervention, negative perception, efforts at energy conservation and world events in the regions in which the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). Because a significant portion of revenues of companies in this sector is derived from a relatively small number of customers that are largely composed of governmental entities and utilities, governmental budget constraints may have a significant impact on the stock prices of companies in this sector. The energy sector is highly regulated. Entities operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by governmental agencies. Such regulation can change rapidly or over time in both scope and intensity. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may materially adversely affect the financial performance of companies in the energy sector.
Risk of Investing in the Financials Sector.  Companies in the financials sector include regional and money center banks, securities brokerage firms, asset management companies, savings banks and thrift institutions, specialty finance companies (e.g., credit card, mortgage providers), insurance and insurance brokerage firms, consumer finance firms, financial conglomerates and foreign banking and financial companies.
Most financial companies are subject to extensive governmental regulation, which limits their activities and may affect their ability to earn a profit from a given line of business. Government regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by the regulation. Direct governmental intervention in the operations of financial companies and financial markets may materially and adversely affect the companies in which a Fund or Underlying Fund invests, including legislation in many countries that may increase government regulation, repatriation and other intervention. The impact of governmental intervention and legislative changes on any individual financial company or on the financials sector as a whole cannot be predicted. The valuation of financial companies has been and continues to be subject to unprecedented volatility and may be influenced by unpredictable factors, including interest rate risk and sovereign debt default. Certain financial businesses are subject to intense competitive pressures, including market share and price competition. Financial companies in foreign countries are subject to market specific and general regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include taxes and controls on interest rates, credit availability, minimum capital requirements, bans on short sales, limits on prices and restrictions on currency transfers. In addition, companies in the financials sector may be the targets of hacking and potential theft of proprietary or customer information or disruptions in service, which could have a material adverse effect on their businesses.
The profitability of banks, savings and loan associations and financial companies is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change; for instance, when interest rates go up, the value of securities issued by many types of companies in the financials sector generally goes down. In other words, financial companies may be adversely affected in certain market cycles, including, without limitation, during periods of rising interest rates, which may restrict the availability and increase the cost of capital, and during periods of declining economic conditions, which may cause, among other things, credit losses due to financial difficulties of borrowers.
In addition, general economic conditions are important to the operations of these companies, and financial difficulties of borrowers may have an adverse effect on the profitability of financial companies. Financial companies can be highly dependent upon access to capital markets, and any impediments to such access, such as adverse overall economic conditions or a negative perception in the capital markets of a financial company’s financial condition or prospects, could adversely affect its business. Deterioration of credit markets can have an adverse impact on a broad range of financial markets, causing certain financial companies to incur large losses. In these conditions, companies in the financials sector may experience significant declines in the valuation of their assets, take actions to raise capital and even cease operations. Some financial companies may also be required to accept or borrow significant amounts of capital from government sources
30

and may face future government-imposed restrictions on their businesses or increased government intervention. In addition, there is no guarantee that governments will provide any such relief in the future. These actions may cause the securities of many companies in the financials sector to decline in value.
Risk of Investing in the Industrials Sector.  The value of securities issued by companies in the industrials sector may be adversely affected by supply of and demand for both their specific products or services and for industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, trade disputes, world events and economic conditions may affect the performance of companies in the industrials sector. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. For example, commodity price declines and unit volume reductions resulting from an over-supply of materials used in the industrials sector can adversely affect the sector. Furthermore, companies in the industrials sector may be subject to liability for environmental damage, product liability claims, depletion of resources, and mandated expenditures for safety and pollution control.
Risk of Investing in the Pharmaceuticals Industry.  Companies in the pharmaceuticals industry are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. The profitability of some companies in the pharmaceuticals industry may be dependent on a relatively limited number of products. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the pharmaceuticals industry are subject to government approvals, regulation and reimbursement rates. The process of obtaining government approvals may be long and costly. Many companies in the pharmaceuticals industry are heavily dependent on patents and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Companies in the pharmaceutical industry may be subject to extensive litigation based on product liability and similar claims.
Risk of Investing in the Technology Sector.  Technology companies are characterized by periodic new product introductions, innovations and evolving industry standards, and, as a result, face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Companies in the technology sector are often smaller and less experienced companies and may be subject to greater risks than larger companies; these risks may be heightened for technology companies in foreign markets. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, changes in consumer and business purchasing patterns, unpredictable changes in growth rates and competition for the services of qualified personnel. In addition, a rising interest rate environment tends to negatively affect companies in the technology sector because, in such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. The technology sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors. Finally, while all companies may be susceptible to network security breaches, certain companies in the technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
Risk of Investing in the Transportation Infrastructure Industry.  Issuers in the transportation infrastructure industry can be significantly affected by economic changes, fuel prices, labor relations, technology developments, exchange rates, industry competition, insurance costs and deteriorating public infrastructure, such as bridges, roads, rails, ports and airports. Transportation companies in certain countries may also be subject to significant government regulation and oversight, which may adversely affect their businesses. Other risk factors that may affect the transportation infrastructure industry include the risk of increases in fuel and other operating costs and the effects of regulatory changes or other government decisions. Companies in the transportation infrastructure industry may be adversely affected by adverse weather, acts of terrorism or catastrophic events, such as air accidents, train crashes or tunnel fires. Companies in the transportation infrastructure industry may also be subject to the risk of widespread disruption of technology systems and increasing equipment and operational costs.
Risk of Investing in the Utilities Sector.  The utilities sector may be adversely affected by changing commodity prices, government regulation stipulating rates charged by utilities, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing specific utility services. The utilities industry is also subject to potential terrorist attacks,
31

natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of nuclear facilities. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. In certain countries, regulatory authorities may also restrict a company’s access to new markets, thereby diminishing the company’s long-term prospects.
There are substantial differences among the regulatory practices and policies of various jurisdictions, and any regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in a Fund's or Underlying Fund's portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climate conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.
The rates that traditional regulated utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Rate changes may occur only after a prolonged approval period or may not occur at all, which could adversely affect utility companies when costs are rising. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. As a result, some companies may be forced to defend their core business and may be less profitable. Deregulation may also permit a utility company to expand outside of its traditional lines of business and engage in riskier ventures.
Proxy Voting Policy
For all Funds, the Board has delegated the voting of proxies for each Fund’s securities to BFA pursuant to the Funds' Proxy Voting Policy (the “iShares ETFs Proxy Voting Policy”), and BFA has adopted policies and procedures (the “BlackRock Proxy Voting Policies”) governing proxy voting by accounts managed by BFA, including the Funds.
Under the BlackRock Proxy Voting Policies, BFA will vote proxies related to Fund securities in the best interests of a Fund and its shareholders. From time to time, a vote may present a conflict between the interests of a Fund’s shareholders, on the one hand, and those of BFA, or any affiliated person of a Fund or BFA, on the other. BFA maintains policies and procedures that are designed to prevent undue influence on BFA’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BFA, BFA’s affiliates, a Fund or a Fund’s affiliates. Most conflicts are managed through a structural separation of BFA’s Corporate Governance Group from BFA’s employees with sales and client responsibilities. In addition, BFA maintains procedures to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BFA’s relationship with the issuer of the proxy or the dissident shareholder. In certain instances, BFA may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law.
Copies of the iShares ETFs Proxy Voting Policy, the BlackRock Global Proxy Voting Policies and the BlackRock U.S. Proxy Voting Policies are attached as Appendices A1, A2 and A3, respectively.
Information with respect to how proxies relating to the Funds' portfolio securities were voted during the 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Funds' website at www.iShares.com; and (ii) on the SEC’s website at www.sec.gov.
Portfolio Holdings Information
On each Business Day (as defined in the Creation and Redemption of Creation Units section of this SAI), prior to the opening of regular trading on the Fund’s primary listing exchange, a Fund discloses on its website (www.iShares.com) certain information relating to the portfolio holdings that will form the basis of a Fund’s next net asset value per share calculation.
In addition, certain information may also be made available to certain parties:
32

•	Communications of Data Files: A Fund may make available through the facilities of the National Securities Clearing Corporation (“NSCC”) or through posting on the www.iShares.com, prior to the opening of trading on each business day, a list of a Fund’s holdings (generally pro-rata) that Authorized Participants could deliver to a Fund to settle purchases of a Fund (i.e. Deposit Securities) or that Authorized Participants would receive from a Fund to settle redemptions of a Fund (i.e. Fund Securities). These files are known as the Portfolio Composition File and the Fund Data File (collectively, “Files”). The Files are applicable for the next trading day and are provided to the NSCC and/or posted on www.iShares.com after the close of markets in the U.S.
•	Communications with Authorized Participants and Liquidity Providers: Certain employees of BFA are responsible for interacting with Authorized Participants and liquidity providers with respect to discussing custom basket proposals as described in the Custom Baskets section of this SAI. As part of these discussions, these employees may discuss with an Authorized Participant or liquidity provider the securities a Fund is willing to accept for a creation, and securities that a Fund will provide on a redemption.
BFA employees may also discuss portfolio holdings-related information with broker/dealers, in connection with settling a Fund’s transactions, as may be necessary to conduct business in the ordinary course in a manner consistent with the disclosure in the Fund's current registration statements.
•	Communications with Listing Exchanges: From time to time, employees of BFA may discuss portfolio holdings information with the applicable primary listing exchange for a Fund as needed to meet the exchange listing standards.
•	Communications with Other Portfolio Managers: Certain information may be provided to employees of BFA who manage funds that invest a significant percentage of their assets in shares of an underlying fund as necessary to manage the fund’s investment objective and strategy.
•	Communication of Other Information: Certain explanatory information regarding the Files is released to Authorized Participants and liquidity providers on a daily basis, but is only done so after the Files are posted to www.iShares.com.
•	Third-Party Service Providers: Certain portfolio holdings information may be disclosed to Fund Trustees and their counsel, outside counsel for the Funds, auditors and to certain third-party service providers (i.e., fund administrator, custodian, proxy voting service) for which a non-disclosure, confidentiality agreement or other obligation is in place with such service providers, as may be necessary to conduct business in the ordinary course in a manner consistent with applicable policies, agreements with the Funds, the terms of the current registration statements and federal securities laws and regulations thereunder.
The Trust’s Chief Compliance Officer or his delegate may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures, subject to restrictions on selective disclosure imposed by applicable law. The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.
Investment Policies
The Board has adopted as fundamental policies the following numbered investment policies, which cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. A vote of a majority of the outstanding voting securities of a Fund is defined in the Investment Company Act as the lesser of (i) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. Each Fund has also adopted certain non-fundamental investment policies, including its investment objective. Non-fundamental investment policies may be changed by the Board without shareholder approval. Therefore, each Fund may change its investment objective without shareholder approval.
Fundamental Investment Policies
The iShares Interest Rate Hedged Corporate Bond ETF and iShares Interest Rate Hedged High Yield Bond ETF will not:
1.	Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that an underlying fund concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized
33

by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
2.	Borrow money, except as permitted under the Investment Company Act.
3.	Issue senior securities to the extent such issuance would violate the Investment Company Act.
4.	Purchase or hold real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.
5.	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.
6.	Purchase or sell commodities or commodity contracts, except as permitted by the Investment Company Act.
7.	Make loans to the extent prohibited by the Investment Company Act.
8.	Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act.
The iShares Interest Rate Hedged Emerging Markets Bond ETF will not:
1.	Concentrate its investments in a particular industry, as that term is used in the Investment Company Act, except that the Fund will concentrate to approximately the same extent that an underlying fund concentrates in the securities of a particular industry or group of industries.
2.	Borrow money, except as permitted under the Investment Company Act.
3.	Issue senior securities to the extent such issuance would violate the Investment Company Act.
4.	Purchase or hold real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.
5.	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.
6.	Purchase or sell commodities or commodity contracts, except as permitted by the Investment Company Act.
7.	Make loans to the extent prohibited by the Investment Company Act.
The iShares Interest Rate Hedged Long-Term Corporate Bond ETF will not:
1.	Concentrate its investments in a particular industry, as that term is used in the Investment Company Act, except that the Fund will concentrate to approximately the same extent that an underlying fund concentrates in the securities of a particular industry or group of industries.
2.	Borrow money, except as permitted under the Investment Company Act.
3.	Issue senior securities to the extent such issuance would violate the Investment Company Act.
4.	Purchase or hold real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.
5.	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.
6.	Purchase or sell commodities or commodity contracts, except as permitted by the Investment Company Act.
7.	Make loans to the extent prohibited by the Investment Company Act.
8.	Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act.
Notations Regarding each Fund's Fundamental Investment Policies
34

The following notations are not considered to be part of each Fund's fundamental investment policies and are subject to change without shareholder approval.
With respect to the fundamental policy relating to concentration set forth in (1) above, the Investment Company Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to each Fund's industry classifications, each Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. The policy also will be interpreted to give broad authority to each Fund as to how to classify issuers within or among industries.
With respect to the fundamental policy relating to borrowing money set forth in (2) above, the Investment Company Act permits each Fund to borrow money in amounts of up to one-third of each Fund’s total assets from banks for any purpose, and to borrow up to 5% of each Fund’s total assets from banks or other lenders for temporary purposes. (The Fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the Investment Company Act requires each Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of each Fund's total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the Investment Company Act restrictions. In accordance with SEC staff guidance and interpretations, when each Fund engages in such transactions, each Fund instead of maintaining asset coverage of at least 300%, may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to each Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). The policy in (2) above will be interpreted to permit each Fund to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the Investment Company Act and to permit each Fund to segregate or earmark liquid assets or enter into offsetting positions in accordance with the Investment Company Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.
With respect to the fundamental policy relating to underwriting set forth in (5) above, the Investment Company Act does not prohibit each Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the Investment Company Act permits each Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of each Fund's underwriting commitments, when added to the value of each Fund’s investments in issuers where each Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Although it is not believed that the application of the 1933 Act provisions described above would cause each Fund to be engaged in the business of underwriting, the policy in (5) above will be interpreted not to prevent each Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether each Fund may be considered to be an underwriter under the 1933 Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.
With respect to the fundamental policy relating to lending set forth in (7) above, the Investment Company Act does not prohibit each Fund from making loans (including lending its securities); however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward
35

currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.
Each of the iShares Interest Rate Hedged Corporate Bond ETF, iShares Interest Rate Hedged High Yield Bond ETF and iShares Interest Rate Hedged Long-Term Corporate Bond ETF is currently classified as a diversified fund under the Investment Company Act. This means that each Fund may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of each Fund's total assets would be invested in securities of that issuer or (b) each Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, each Fund can invest more than 5% of its assets in one issuer. Under the Investment Company Act, each Fund cannot change its classification from diversified to non-diversified without shareholder approval.
Non-Fundamental Investment Policies
iShares Interest Rate Hedged Emerging Markets Bond ETF and iShares Interest Rate Hedged Long-Term Corporate Bond ETF
Each Fund has adopted a non-fundamental policy not to purchase securities of other investment companies, except to the extent permitted by the Investment Company Act. As a matter of policy, however, each Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time each Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1); Provided that such policy will only be in effect if the Fund ceases to invest its assets in reliance on Section 12(d)(1)(G) in underlying ETFs the Fund may not purchase.
iShares Interest Rate Hedged Corporate Bond and iShares Interest Rate Hedged High Yield Bond ETF
Each Fund, provided that such policy will only be in effect if the Fund ceases to invest its assets in the Underlying Fund or other BlackRock funds in reliance on Section 12(d)(1)(G), has adopted a non-fundamental policy not to purchase securities of other investment companies, except to the extent permitted by the Investment Company Act. As a matter of policy, however, each Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time each Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).
Each Fund has adopted a non-fundamental policy not to invest in the securities of a company for the purpose of exercising management or control, or purchase or otherwise acquire any illiquid investment, except as permitted under the 1940 Act, which currently limits each Fund’s holdings in illiquid investments to 15% of a Fund’s net assets. BFA monitors Fund holdings in illiquid investments pursuant to the Liquidity Program. Except with regard to the fundamental policy relating to senior securities set forth in (3) above, if any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.
All Funds
Each Fund has adopted a non-fundamental policy not to make short sales of securities or maintain a short position, except to the extent permitted by each Fund’s Prospectus and SAI, as amended from time to time, and applicable law.
The iShares Interest Rate Hedged Corporate Bond ETF has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in U.S. dollar-denominated investment-grade bonds, in one or more underlying funds that principally invest in investment-grade bonds and in U.S. Treasury securities (or cash equivalents). The iShares Interest Rate Hedged High Yield Bond ETF has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in U.S. dollar-denominated high yield bonds, in one or more underlying funds that principally invest in high yield bonds and in U.S. Treasury securities (or cash equivalents). The iShares Interest Rate Hedged Long-Term Corporate Bond ETF has adopted a non-fundamental investment policy in accordance with Rule 35d-1
36

under the Investment Company Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in U.S. corporate bonds and U.S. dollar-denominated bonds, in one or more underlying funds that principally invest in U.S. corporate bonds and U.S. dollar-denominated bonds and in futures. The iShares Interest Rate Hedged Emerging Markets Bond ETF has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the Investment Company Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in U.S. dollar-denominated emerging markets bonds, in one or more underlying funds that principally invest in emerging markets bonds and in futures. For each Fund, the 80% policy includes the Fund’s holdings of U.S. Treasury securities (or cash equivalents) to offset the Fund’s exposure on its U.S. Treasury futures contracts and interest rate swaps that are used to mitigate the interest rate risk of the Fund’s underlying securities and/or underlying fund(s). Each Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, an 80% requirement is no longer met, a Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.
Although the SEC has granted an exemptive order to the Trust permitting registered investment companies and unit investment trusts that enter into a participation agreement with the Trust (“Investing Funds”) to invest in iShares Funds beyond the limits set forth in Section 12(d)(1) of the 1940 Act subject to certain terms and conditions, the exemptive order is not applicable to the Funds. Accordingly, Investing Funds must adhere to the limits set forth in Section 12(d)(1) of the 1940 Act when investing in the Funds.
Unless otherwise indicated, all limitations under each Fund's fundamental or non-fundamental investment policies apply only at the time that a transaction is undertaken. Any change in the percentage of each Fund's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in each Fund’s total assets will not require each Fund to dispose of an investment until BFA determines that it is practicable to sell or close out the investment without undue market or tax consequences.
Continuous Offering
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all of the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange generally is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.
37

Management
Trustees and Officers.  The Board has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).
The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust, and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 366 funds as of February 28, 2020. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds' Trustees and officers may be found in this SAI, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).
Interested Trustees
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[1] (63)	Trustee (since 2011).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares Trust (since 2009).
Salim Ramji[2] (49)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares Trust (since 2019).

[1]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[2]	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
38

Independent Trustees
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (70)	Trustee (since 2011); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Technology and Quality Committees of Stanford Health Care (since 2016); Member of the Audit Committee (since 2018) and Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.
Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (64)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (65)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).
John E. Kerrigan (64)	Trustee (since 2011); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005).
39

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Drew E. Lawton (60)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).
John E. Martinez (58)	Trustee (since 2011); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares Trust (since 2003); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).
Madhav V. Rajan (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares Trust (since 2011).
Officers
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Armando Senra (48)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).
Trent Walker (45)	Treasurer and Chief Financial Officer (since 2020).	Managing Director of BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.
40

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Charles Park (52)	Chief Compliance Officer (since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (51)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (59)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (57)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).
The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee of the Board. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Funds' investment adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board member of the Funds and the other funds in the Trust (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Also, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve (or continue to serve) as a Trustee.
Robert S. Kapito has been a Trustee of the Trust since 2011. Mr. Kapito has also served as a Director of iShares, Inc., a Trustee of iShares Trust since 2009 and a Director of BlackRock, Inc. since 2006. Mr. Kapito served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. In addition, he has over 20 years of experience as part of BlackRock, Inc. and BlackRock’s predecessor entities. Mr. Kapito serves as President of BlackRock, Inc., and is a member of the Global Executive Committee and Chairman of the Global Operating Committee. He is responsible for day-to-day oversight of BlackRock's key operating units, including Investment Strategies, Client Businesses, Technology & Operations, and Risk & Quantitative Analysis. Prior to assuming his current responsibilities in 2007, Mr. Kapito served as Vice Chairman of BlackRock, Inc. and Head of BlackRock's Portfolio Management Group. In that role, he was responsible for overseeing all portfolio management within BlackRock, including the Fixed Income, Equity, Liquidity, and Alternative Investment Groups. Mr. Kapito serves as a member of the Board of Trustees of the University of Pennsylvania and the Harvard Business School Board of Dean’s Advisors. He has also been President of the Board of Directors for the Hope & Heroes Children's Cancer Fund since 2002. Mr. Kapito earned a BS degree in economics from the Wharton School of the University of Pennsylvania in 1979, and an MBA degree from Harvard Business School in 1983.
41

Salim Ramji has been a Trustee of the Trust since 2019. Mr. Ramji has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2019. Mr. Ramji is the Global Head of BlackRock’s ETF and Index Investments business. In addition, he is a member of BlackRock’s Global Executive Committee. Prior to assuming his current responsibilities in 2019, Mr. Ramji was Head of BlackRock's U.S. Wealth Advisory business, where he was responsible for leading BlackRock's relationships with wealth management firms and platforms, for distributing BlackRock's alpha-seeking and iShares investment capabilities and for the adoption of BlackRock's portfolio construction and digital wealth technologies to financial advisors. Mr. Ramji joined BlackRock in 2014, serving initially as the Global Head of Corporate Strategy. Prior to BlackRock, Mr. Ramji was a Senior Partner at McKinsey & Company, where he led the Asset and Wealth Management practice areas. He started his career as a corporate finance and mergers and acquisitions lawyer at Clifford Chance LLP in London and Hong Kong. He has served as a Trustee of Graham Windham, a New York-based child care agency, since 2007. Mr. Ramji earned a bachelor's degree in economics and politics from University of Toronto, a law degree, from Cambridge University and is a CFA charter holder.
Cecilia H. Herbert has been a Trustee of the Trust since 2011 and Chair of the Trust’s Board since 2016. Ms. Herbert has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2005, and Chair of each Board since 2016. Ms. Herbert served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. In addition, Ms. Herbert served as Trustee of the Forward Funds from 2009 to 2018 and Trustee of Salient Funds from 2015 to 2018. She has served since 1992 on the Investment Council of the Archdiocese of San Francisco and was Chair from 1994 to 2005. She has served as a member of the Finance, Technology and Quality Committees and Trustee of Stanford Health Care since 2016 and became Chair of the Finance Committee of Stanford Health Care in 2019. She has served as an Audit Committee member since 2018 and a Trustee of WNET, New York’s public media station, since 2011. She became a member of the Governing Council of the Independent Directors Forum in 2018 and joined the board of Thrivent Church Loan and Income Fund in 2019. She was President of the Board of Catholic Charities CYO, the largest social services agency in the San Francisco Bay Area, from 2007 to 2011 and a member of that board from 1992 to 2013. She previously served as Trustee of the Pacific Select Funds from 2004 to 2005 and Trustee of the Montgomery Funds from 1992 to 2003. She worked from 1973 to 1990 at J.P. Morgan/Morgan Guaranty Trust doing international corporate finance and corporate lending, retiring as Managing Director and Head of the West Coast Office. Ms. Herbert has been on numerous non-profit boards, chairing investment and finance committees. She holds a double major in economics and communications from Stanford University and an MBA from Harvard Business School.
Jane D. Carlin has been a Trustee of the Trust since 2015 and Chair of the Risk Committee since 2016. Ms. Carlin has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2015, and Chair of the Risk Committee of each Board since 2016. Ms. Carlin has served as a consultant since 2012 and formerly served as Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley from 2006 to 2012. In addition, Ms. Carlin served as Managing Director and Global Head of the Bank Operational Risk Oversight Department of Credit Suisse Group from 2003 to 2006. Prior to that, Ms. Carlin served as Managing Director and Deputy General Counsel of Morgan Stanley. Ms. Carlin has over 30 years of experience in the financial sector and has served in a number of legal, regulatory, and risk management positions. Ms. Carlin has served as a member of the Audit Committee and as a Director of The Hanover Insurance Group, Inc., each since 2016. Ms. Carlin served as a member of the Audit Committee from 2012 to 2018, Chair of the Nominating and Governance Committee from 2017 to 2018 and as an Independent Director on the Board of PHH Corporation from 2012 to 2018. She previously served as a Director on the Boards of Astoria Financial Corporation and Astoria Bank. Ms. Carlin was appointed by the United States Treasury to the Financial Services Sector Coordinating Council for Critical Infrastructure Protection and Homeland Security, where she served as Chairperson from 2010 to 2012 and Vice Chair and Chair of the Cyber Security Committee from 2009 to 2010. Ms. Carlin has a BA degree in political science from State University of New York at Stony Brook and a JD degree from Benjamin N. Cardozo School of Law.
Richard L. Fagnani has been a Trustee of the Trust since 2017 and Chair of the Audit Committee of the Trust since 2019. Mr. Fagnani has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2017, and Chair of the Audit Committee of each Board since 2019. Mr. Fagnani served as an Advisory Board Member of the Trust, iShares Trust and iShares, Inc. from April 2017 to June 2017. Mr. Fagnani served as a Senior Audit Partner at KPMG LLP from 2002 to 2016, most recently as the U.S. asset management audit practice leader responsible for setting strategic direction and execution of the operating plan for the asset management audit practice. In addition, from 1977 to 2002, Mr. Fagnani served as an Audit Partner at Andersen LLP, where he developed and managed the asset management audit practice in the Philadelphia office. Mr. Fagnani served as a Trustee on the Board of the Walnut Street Theater in Philadelphia from 2009 to 2014 and as a member of the School of Business Advisory Board at LaSalle University from 2006 to 2014. Mr. Fagnani has a BS degree in Accounting from LaSalle University.
42

John E. Kerrigan has been a Trustee of the Trust since 2011 and Chair of the Equity Plus and Nominating and Governance Committees of the Trust since 2019. Mr. Kerrigan has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2005, and Chair of the Equity Plus and Nominating and Governance Committees of each Board since 2019. Mr. Kerrigan served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Kerrigan has served as Chief Investment Officer of Santa Clara University since 2002. Mr. Kerrigan was formerly a Managing Director at Merrill Lynch & Co., including the following responsibilities: Managing Director, Institutional Client Division, Western United States. Mr. Kerrigan has been a Director, since 1999, of The BASIC Fund (Bay Area Scholarships for Inner City Children). Mr. Kerrigan has a BA degree from Boston College and is a Chartered Financial Analyst Charterholder.
Drew E. Lawton has been a Trustee of the Trust since 2017 and Chair of the 15(c) Committee of the Trust since 2017. Mr. Lawton has also served as a Director of iShares, Inc., a Trustee of iShares Trust, and Chair of the 15(c) Committee of each Board since 2017. Mr. Lawton also served as an Advisory Board Member of the Trust, iShares, Inc. and iShares Trust from 2016 to 2017. Mr. Lawton served as Director of Principal Funds, Inc., Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds from March 2016 to October 2016. Mr. Lawton served in various capacities at New York Life Insurance Company from 2010 to 2015, most recently as a Senior Managing Director and Chief Executive Officer of New York Life Investment Management. From 2008 to 2010, Mr. Lawton was the President of Fridson Investment Advisors, LLC. Mr. Lawton previously held multiple roles at Fidelity Investments from 1997 to 2008. Mr. Lawton has a BA degree in Administrative Science from Yale University and an MBA from University of North Texas.
John E. Martinez has been a Trustee of the Trust since 2011 and Chair of the Securities Lending Committee of the Trust since 2019. Mr. Martinez has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2003, and Chair of the Securities Lending Committee of each Board since 2019. Mr. Martinez served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Martinez is a Director of Real Estate Equity Exchange, Inc., providing governance oversight and consulting services to this privately held firm that develops products and strategies for homeowners in managing the equity in their homes. Mr. Martinez currently serves as a Board member for the Cloudera Foundation, whose mission is to apply Cloudera’s data science expertise and discipline to solve global social problems. Mr. Martinez previously served as Director of Barclays Global Investors (“BGI”) UK Holdings, where he provided governance oversight representing BGI’s shareholders (Barclays PLC, BGI management shareholders) through oversight of BGI’s worldwide activities. Mr. Martinez also previously served as Co-Chief Executive Officer of the Global Index and Markets Group of BGI, Chairman of Barclays Global Investor Services and Chief Executive Officer of the Capital Markets Group of BGI. From 2003 to 2012, he was a Director and Executive Committee Member for Larkin Street Youth Services, providing governance oversight and strategy development to an agency that provides emergency and transitional housing, healthcare, education, job and life skills training to homeless youth. He now serves on the Larkin Street Honorary Board. From 2012 to 2016, Mr. Martinez served as a Director for Reading Partners, an organization committed to making all children literate through one-on-one tutoring of students in grades K-4 who are not yet reading at grade level. Mr. Martinez has an AB degree in economics from The University of California, Berkeley and holds an MBA degree in finance and statistics from The University of Chicago Booth School of Business.
Madhav V. Rajan has been a Trustee of the Trust since 2011 and Chair of the Fixed Income Plus Committee of the Trust since 2019. Mr. Rajan has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2011, and Chair of the Fixed Income Plus Committee of each Board since 2019. Mr. Rajan served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2011 to 2015. Mr. Rajan is the Dean and George Pratt Shultz Professor of Accounting at the University of Chicago Booth School of Business. From 2001 to 2017, Mr. Rajan was the Robert K. Jaedicke Professor of Accounting at the Stanford University Graduate School of Business. In April 2017, he received the school’s Robert T. Davis Award for Lifetime Achievement and Service. He has taught accounting for over 25 years to undergraduate, MBA and law students, as well as to senior executives. From 2010 to 2016, Mr. Rajan served as the Senior Associate Dean for Academic Affairs and head of the MBA Program at the Stanford University Graduate School of Business. Mr. Rajan served as editor of “The Accounting Review” from 2002 to 2008 and is co-author of “Cost Accounting: A Managerial Emphasis,” a leading cost accounting textbook. From 2013 to 2018, Mr. Rajan served on the Board of Directors of Cavium Inc., a semiconductor company. Mr. Rajan holds MS and PhD degrees in Accounting from Carnegie Mellon University.
Board – Leadership Structure and Oversight Responsibilities
Overall responsibility for oversight of the Funds rests with the Board. The Board has engaged BFA to manage the Funds on a day-to-day basis. The Board is responsible for overseeing BFA and other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The
43

Board is currently composed of nine members, seven of whom are Independent Trustees. The Board currently conducts regular in person meetings four times a year. In addition, the Board frequently holds special in person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees meet regularly outside the presence of management, in executive session or with other service providers to the Trust.
The Board has appointed an Independent Trustee to serve in the role of Board Chair. The Board Chair’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Board Chair may also perform such other functions as may be delegated by the Board from time to time. The Board has established seven standing Committees: a Nominating and Governance Committee, an Audit Committee, a 15(c) Committee, a Securities Lending Committee, a Risk Committee, an Equity Plus Committee and a Fixed Income Plus Committee to assist the Board in the oversight and direction of the business and affairs of the Funds, and from time to time the Board may establish ad hoc committees or informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters. The Chair of each standing Committee is an Independent Trustee. The role of the Chair of each Committee is to preside at all meetings of the Committee and to act as a liaison with service providers, officers, attorneys and other Trustees between meetings. Each standing Committee meets regularly to conduct the oversight functions delegated to the Committee by the Board and reports its finding to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and it allocates areas of responsibility among committees of Independent Trustees and the full Board to enhance effective oversight.
Day-to-day risk management with respect to the Funds is the responsibility of BFA or other service providers (depending on the nature of the risk), subject to the supervision of BFA. Each Fund is subject to a number of risks, including investment, compliance, operational, reputational, counterparty and valuation risks, among others. While there are a number of risk management functions performed by BFA and other service providers, as applicable, it is not possible to identify and eliminate all of the risks applicable to the Funds. The Trustees have an oversight role in this area, satisfying themselves that risk management processes and controls are in place and operating effectively. Risk oversight forms part of the Board’s general oversight of each Fund and is addressed as part of various Board and committee activities. In some cases, risk management issues are specifically addressed in presentations and discussions. For example, BFA has an independent dedicated Risk and Quantitative Analysis Group (“RQA”) that assists BFA in managing fiduciary and corporate risks, including investment, operational, counterparty credit and enterprise risk. Representatives of RQA meet with the Board to discuss their analysis and methodologies, as well as specific risk topics such as operational and counterparty risks relating to the Funds. The Board, directly or through a committee, also reviews reports from, among others, management and the independent registered public accounting firm for the Trust, as appropriate, regarding risks faced by each Fund and management’s risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Trust's compliance program, including assessments by independent third parties, and reports to the Board regarding compliance matters for the Trust and its principal service providers. In testing and maintaining the compliance program, the Chief Compliance Officer (and his or her delegates) assesses key compliance risks affecting each Fund, and addresses them in periodic reports to the Board. In addition, the Audit Committee meets with both the Funds' independent registered public accounting firm and BFA’s internal audit group to review risk controls in place that support each Fund as well as test results. Board oversight of risk is also performed as needed between meetings through communications between BFA and the Board. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities. From time to time, the Board may modify the manner in which it conducts risk oversight. The Board’s oversight role does not make it a guarantor of the Funds' investment performance or other activities.
Committees of the Board of Trustees.  The members of the Audit Committee are Richard L. Fagnani (Chair), John E. Kerrigan and Madhav V. Rajan, each of whom is an Independent Trustee. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (ii) in its oversight of the Trust's financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal controls, compliance controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met eight times during the fiscal year ended October 31, 2019.
44

The members of the Nominating and Governance Committee are John E. Kerrigan (Chair), Madhav V. Rajan and Drew E. Lawton, each of whom is an Independent Trustee. The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board and recommends appointments to the Advisory Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Board Chair; (v) periodic review of the Board's retirement policy; and (vi) recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Board, Board Chair and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nominations recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee met one time during the fiscal year ended October 31, 2019.
Each Independent Trustee serves on the 15(c) Committee. The Chair of the 15(c) Committee is Drew E. Lawton. The principal responsibilities of the 15(c) Committee are to support, oversee and organize on behalf of the Board the process for the annual review and renewal of the Trust's advisory and sub-advisory agreements. These responsibilities include: (i) meeting with BlackRock, Inc. in advance of the Board meeting at which the Trust's advisory and sub-advisory agreements are to be considered to discuss generally the process for providing requested information to the Board and the format in which information will be provided; and (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to evaluate the investment advisory and sub-advisory agreements of the Trust. The 15(c) Committee met three times during the fiscal year ended October 31, 2019.
The members of the Securities Lending Committee are John E. Martinez (Chair), Jane D. Carlin and Drew E. Lawton, each of whom is an Independent Trustee. The principal responsibilities of the Securities Lending Committee are to support, oversee and organize on behalf of the Board the process for oversight of the Trust's securities lending activities. These responsibilities include: (i) requesting that certain information be provided to the Committee for its review and consideration prior to such information being provided to the Board; (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to oversee the Trust's securities lending activities and make required findings and approvals; and (iii) providing a recommendation to the Board regarding the annual approval of the Trust's Securities Lending Guidelines and the required findings with respect to, and annual approval of, the Trust's agreement with the securities lending agent. The Securities Lending Committee met six times during the fiscal year ended October 31, 2019.
The members of the Equity Plus Committee are John E. Kerrigan (Chair), John E. Martinez and Drew E. Lawton, each of whom is an Independent Trustee. The principal responsibilities of the Equity Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for equity funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Equity Plus Committee met four times during the fiscal year ended October 31, 2019.
The members of the Fixed Income Plus Committee are Madhav V. Rajan (Chair), Jane D. Carlin and Richard L. Fagnani, each of whom is an Independent Trustee. The principal responsibilities of the Fixed Income Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for fixed-income or multi-asset funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Fixed Income Plus Committee met four times during the fiscal year ended October 31, 2019.
The members of the Risk Committee are Jane D. Carlin (Chair), Richard L. Fagnani and John E. Martinez, each of whom is an Independent Trustee. The principal responsibility of the Risk Committee is to consider and organize on behalf of the Board
45

risk related matters of the Funds so the Board may most effectively structure itself to oversee them. The Risk Committee commenced on January 1, 2016. The Risk Committee met eight times during the fiscal year ended October 31, 2019.
As the Chair of the Board, Cecilia H. Herbert may serve as an ex-officio member of each Committee.
The following table sets forth, as of December 31, 2019, the dollar range of equity securities beneficially owned by each Trustee in the Funds and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust. If a fund is not listed below, the Trustee did not own any securities in that fund as of the date indicated above:
Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Robert S. Kapito	None	None	None

Salim Ramji[1]	iShares Commodities Select Strategy ETF	$10,001-$50,000	Over $100,000
	iShares Core MSCI Emerging Markets ETF	Over $100,000
	iShares Core MSCI Total International Stock ETF	$1-$10,000
	iShares Core S&P 500 ETF	$1-$10,000
	iShares Core S&P Total U.S. Stock Market ETF	$1-$10,000
	iShares Expanded Tech Sector ETF	$1-$10,000
	iShares Expanded Tech-Software Sector ETF	$1-$10,000
	iShares MSCI USA ESG Select ETF	$1-$10,000
	iShares North American Natural Resources ETF	$10,001-$50,000
	iShares Robotics and Artificial Intelligence Multisector ETF	$1-$10,000
	iShares TIPS Bond ETF	$10,001-$50,000

Cecilia H. Herbert	iShares California Muni Bond ETF	Over $100,000	Over $100,000
	iShares China Large-Cap ETF	$50,001-$100,000
	iShares Core Dividend Growth ETF	$50,001-$100,000
	iShares Core MSCI Emerging Markets ETF	$1-$10,000
	iShares Core MSCI Total International Stock ETF	$10,001-$50,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Core S&P U.S. Growth ETF	$50,001-$100,000
	iShares Core S&P U.S. Value ETF	$50,001-$100,000
	iShares iBoxx $ High Yield Corporate Bond ETF	$10,001-$50,000
	iShares International Select Dividend ETF	$1-$10,000
	iShares MSCI EAFE ETF	$1-$10,000
	iShares MSCI Japan ETF	$10,001-$50,000
	iShares National Muni Bond ETF	$10,001-$50,000
	iShares Preferred and Income Securities ETF	$10,001-$50,000

46

Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Jane D. Carlin	iShares 1-3 Year Treasury Bond ETF	$50,001-$100,000	Over $100,000
	iShares Core MSCI Emerging Markets ETF	$10,001-$50,000
	iShares Core MSCI Total International Stock ETF	Over $100,000
	iShares Core S&P Mid-Cap ETF	$10,001-$50,000
	iShares Core S&P Small-Cap ETF	Over $100,000
	iShares Core U.S. Aggregate Bond ETF	Over $100,000
	iShares Edge MSCI Min Vol USA ETF	$50,001-$100,000
	iShares Global Tech ETF	$10,001-$50,000
	iShares MSCI ACWI ETF	Over $100,000
	iShares MSCI ACWI ex U.S. ETF	$50,001-$100,000
	iShares MSCI EAFE Small-Cap ETF	$10,001-$50,000
	iShares MSCI Emerging Markets Small-Cap ETF	$10,001-$50,000
	iShares Select Dividend ETF	$10,001-$50,000
	iShares Ultra Short-Term Bond ETF	Over $100,000

Richard L. Fagnani	iShares Core MSCI EAFE ETF	$10,001-$50,000	Over $100,000
	iShares Core S&P 500 ETF	$10,001-$50,000
	iShares Core S&P Small-Cap ETF	$10,001-$50,000
	iShares Edge MSCI Multifactor Emerging Markets ETF	$10,001-$50,000
	iShares Edge MSCI USA Value Factor ETF	$10,001-$50,000
	iShares Exponential Technologies ETF	$10,001-$50,000
	iShares Global Clean Energy ETF	$10,001-$50,000
	iShares MSCI EAFE Value ETF	$10,001-$50,000
	iShares MSCI Emerging Markets Small-Cap ETF	$10,001-$50,000
	iShares Robotics and Artificial Intelligence Multisector ETF	$10,001-$50,000
	iShares S&P Small-Cap 600 Value ETF	$10,001-$50,000
	iShares Select Dividend ETF	$10,001-$50,000
	iShares U.S. Financials ETF	$10,001-$50,000

John E. Kerrigan	iShares MSCI ACWI ex U.S. ETF	Over $100,000	Over $100,000

Drew E. Lawton	iShares 0-5 Year High Yield Corporate Bond ETF	Over $100,000	Over $100,000
	iShares Core Dividend Growth ETF	$50,001-$100,000
	iShares Core MSCI Total International Stock ETF	$50,001-$100,000
	iShares Core S&P Total U.S. Stock Market ETF	Over $100,000
47

Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares Exponential Technologies ETF	Over $100,000
	iShares MSCI Frontier 100 ETF	$1-$10,000
	iShares Nasdaq Biotechnology ETF	$50,001-$100,000
	iShares Short Maturity Bond ETF	Over $100,000
	iShares Ultra Short-Term Bond ETF	Over $100,000

John E. Martinez	iShares Core 5-10 Year USD Bond ETF	Over $100,000	Over $100,000
	iShares Core International Aggregate Bond ETF	Over $100,000
	iShares Global Consumer Staples ETF	Over $100,000
	iShares Interest Rate Hedged Long-Term Corporate Bond ETF	Over $100,000
	iShares Intermediate-Term Corporate Bond ETF	Over $100,000
	iShares MSCI EAFE ETF	Over $100,000
	iShares Russell 1000 ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000

Madhav V. Rajan	iShares Broad USD High Yield Corporate Bond ETF	Over $100,000	Over $100,000
	iShares Core Dividend Growth ETF	Over $100,000
	iShares Core High Dividend ETF	Over $100,000
	iShares Core MSCI EAFE ETF	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Mortgage Real Estate ETF	Over $100,000
	iShares Preferred and Income Securities ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000
	iShares Select Dividend ETF	Over $100,000
	iShares Short-Term Corporate Bond ETF	Over $100,000
	iShares Short Maturity Bond ETF	Over $100,000
	iShares Ultra Short-Term Bond ETF	Over $100,000

[1]	Appointed to serve as an Interested Trustee effective June 19, 2019.
As of December 31, 2019, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of BFA (the Funds' investment adviser), the Distributor or any person controlling, controlled by or under common control with BFA or the Distributor.
Remuneration of Trustees and Advisory Board Members.  Effective January 1, 2020, each current Independent Trustee is paid an annual retainer of $395,000 for his or her services as a Board member to the BlackRock-advised Funds in the Exchange-Traded Fund Complex, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings. The annual retainer for services as an Advisory Board Member is
48

the same as the annual retainer for services as a Board member.  The Independent Chair of the Board is paid an additional annual retainer of $80,000. The Chair of each of the Equity Plus Committee, Fixed Income Plus Committee, Securities Lending Committee, Risk Committee, Nominating and Governance Committee and 15(c) Committee is paid an additional annual retainer of $25,000. The Chair of the Audit Committee is paid an additional annual retainer of $40,000. Each Independent Trustee that served as a director of subsidiaries of the Exchange-Traded Fund Complex is paid an additional annual retainer of $10,000 (plus an additional $1,765 paid annually to compensate for taxes due in the Republic of Mauritius in connection with such Trustee’s service on the boards of certain Mauritius-based subsidiaries).
The tables below set forth the compensation earned by each Independent Trustee and Interested Trustee for services to each Fund for the fiscal year ended October 31, 2019 and the aggregate compensation paid to them for services to the Exchange-Traded Fund Complex for the calendar year ended December 31, 2019.
Name	iShares Interest Rate Hedged Corporate Bond ETF	iShares Interest Rate Hedged Emerging Markets Bond ETF	iShares Interest Rate Hedged High Yield Bond ETF	iShares Interest Rate Hedged Long-Term Corporate Bond ETF
Independent Trustees:

Jane D. Carlin	$23	$2	$29	$15
Richard L. Fagnani	23	2	30	15
Cecilia H. Herbert	26	2	33	17
Charles A. Hurty[1]	7	1	9	5
John E. Kerrigan	24	2	30	16
Drew E. Lawton	23	2	29	15
John E. Martinez	23	2	29	15
Madhav V. Rajan	23	2	29	15

Interested Trustees:

Robert S. Kapito	$ 0	$0	$ 0	$0
Salim Ramji[2]	0	0	0	0
Mark K. Wiedman[3]	0	0	0	0

Name	Pension or Retirement Benefits Accrued As Part of Trust Expenses[4]	Estimated Annual Benefits Upon Retirement[4]	Total Compensation From the Funds and Fund Complex[5]
Independent Trustees:

Jane D. Carlin	Not Applicable	Not Applicable	395,000
Richard L. Fagnani	Not Applicable	Not Applicable	421,764
Cecilia H. Herbert	Not Applicable	Not Applicable	450,000
Charles A. Hurty[1]	Not Applicable	Not Applicable	N/A
John E. Kerrigan	Not Applicable	Not Applicable	420,000
Drew E. Lawton	Not Applicable	Not Applicable	406,764
John E. Martinez	Not Applicable	Not Applicable	395,000
Madhav V. Rajan	Not Applicable	Not Applicable	395,000

Interested Trustees:

Robert S. Kapito	Not Applicable	Not Applicable	$0
Salim Ramji[2]	Not Applicable	Not Applicable	0
Mark K. Wiedman[3]	Not Applicable	Not Applicable	0

[1]	Served as an Independent Trustee through December 31, 2018.
49

[2]	Appointed to serve as an Interested Trustee effective June 19, 2019.
[3]	Served as an Interested Trustee through June 19, 2019.
[4]	No Trustee or Officer is entitled to any pension or retirement benefits from the Trust.
[5]	Also includes compensation for service on the Board of Trustees of iShares Trust and the Board of Directors of iShares, Inc.
Control Persons and Principal Holders of Securities.
The Trustees and officers of the Trust collectively owned less than 1% of each Fund's outstanding shares as of January 31, 2020.
Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants (as defined below), as of January 31, 2020, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund were as follows:
Fund	Name	Percentage of Ownership
iShares Interest Rate Hedged Corporate Bond ETF	LPL Financial Corporation 9785 Towne Centre Drive San Diego, CA 92121-1968	12.72%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	12.41%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	10.68%
	Scotia Capital Inc. Scotia Plaza 40 King Street West 23rd Floor Toronto, ON M5W 2X6 CA	9.44%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	9.26%
	Wells Fargo Clearing Services LLC 2801 Market Street St Louis, MO 63103	7.89%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	5.28%

iShares Interest Rate Hedged Emerging Markets Bond ETF	J.P. Morgan Securities, LLC/JPMC 500 Stanton Christiana Road Newark, DE 19713	19.83%
	Citibank, N.A. 3800 CitiBank Center Tampa Building B/1st Floor Zone 8 Tampa, FL 33610-9122	13.73%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	11.51%
50

Fund	Name	Percentage of Ownership
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	10.84%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	7.55%
	Citadel Securities LLC 131 South Dearborn Street Chicago, IL 60603	6.83%
	Scotia Capital Inc. Scotia Plaza 40 King Street West 23rd Floor Toronto, ON M5W 2X6 CA	5.68%

iShares Interest Rate Hedged High Yield Bond ETF	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	24.87%
	Wells Fargo Clearing Services LLC 2801 Market Street St Louis, MO 63103	8.99%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	7.98%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	7.17%
	LPL Financial Corporation 9785 Towne Centre Drive San Diego, CA 92121-1968	5.65%
	Goldman, Sachs & Co. 30 Hudson Street 16th Floor Jersey City, NJ 07302	5.03%

iShares Interest Rate Hedged Long-Term Corporate Bond ETF	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	49.87%
	LPL Financial Corporation 9785 Towne Centre Drive San Diego, CA 92121-1968	21.82%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	7.84%
Potential Conflicts of Interest.  The PNC Financial Services Group, Inc. (“PNC”), through a subsidiary, has a significant economic interest in BlackRock, Inc., the parent of BFA, the Funds' investment adviser. Certain activities of BFA, BlackRock, Inc. and the other subsidiaries of BlackRock, Inc. (collectively referred to in this section as “BlackRock”) and PNC and its
51

subsidiaries (collectively referred to in this section as the “Entities”), and their respective directors, officers and employees, with respect to the Funds and/or other accounts managed by BlackRock or Entities, may give rise to actual or perceived conflicts of interest such as those described below.
BlackRock is one of the world's largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock, PNC and their respective subsidiaries and each of their respective directors, officers and employees, including, in the case of BlackRock, the business units or entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including managing equities, fixed-income securities, cash and alternative investments, and banking and other financial services, and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage a Fund and its shareholders. These businesses and interests include potential multiple advisory, transactional, financial and other relationships with, or interests in, companies and interests in securities or other instruments that may be purchased or sold by a Fund.
BlackRock and the Entities have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. BlackRock and the Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case, for the accounts of clients and, in some cases, on a proprietary basis. As such, BlackRock and the Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on a Fund's performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of a Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.
When BlackRock seeks to purchase or sell the same assets for managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or the Entities may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small-capitalization, emerging market or less liquid strategies. This may occur with respect to BlackRock-advised accounts when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.
Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) BlackRock or its other accounts or funds, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) BlackRock or its other accounts or funds. In addition, to the extent permitted by applicable law, certain Funds may invest their assets in other funds advised by BlackRock, including funds that are managed by one or more of the same portfolio managers, which could result in conflicts of interest relating to asset allocation, timing of Fund purchases and redemptions, and increased remuneration and profitability for BlackRock, and/or its personnel, including portfolio managers.
In certain circumstances, BlackRock, on behalf of the Funds, may seek to buy from or sell securities to another fund or account advised by BlackRock. BlackRock may (but is not required to) effect purchases and sales between BlackRock clients (“cross trades”), including the Funds, if BlackRock believes such transactions are appropriate based on each party's investment objectives and guidelines, subject to applicable law and regulation. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit BlackRock’s decision to engage in these transactions for the Funds. BlackRock may have a potentially conflicting division of loyalties and responsibilities to the parties in such
52

transactions. On any occasion when a Fund participates in a cross trade, BlackRock will comply with procedures adopted under applicable rules and SEC guidance.
BlackRock and the Entities and their respective clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund's investments may be negatively impacted by the activities of BlackRock or the Entities or their respective clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.
The results of a Fund’s investment activities may differ significantly from the results achieved by BlackRock for its proprietary accounts or other accounts (including investment companies or collective investment vehicles) which it manages or advises. It is possible that one or more accounts managed or advised by BlackRock and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more proprietary or other accounts managed or advised by BlackRock achieve significant profits. The opposite result is also possible.
From time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual requirements applicable to BlackRock or one or more Entities or other accounts managed or advised by BlackRock or an Entity for clients worldwide, and/or the internal policies of BlackRock and the Entities designed to comply with such requirements. As a result, there may be periods, for example, when BlackRock will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Entities are performing services or when position limits have been reached. For example, the investment activities of BlackRock or one or more Entities for their proprietary accounts and accounts under their management may limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.
In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by BlackRock. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, BlackRock will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock, or the activities or strategies used for accounts managed by BlackRock or other client accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.
The Funds may be included in investment models developed by BlackRock for use by clients and financial advisors. To the extent clients invest in these investment models and increase the assets under management of the Funds, the investment management fee amounts paid by the Funds to BlackRock may also increase. The price, availability and liquidity of a Fund may be impacted by purchases and redemptions of the Fund by model-driven investment portfolios.
In addition, certain principals and certain employees of a Fund’s investment adviser are also principals or employees of other business units or entities within BlackRock. As a result, these principals and employees may have obligations to such other business units or entities or their clients and such obligations to other business units or entities or their clients may be a consideration of which investors in a Fund should be aware.
BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which clients of BlackRock or an Entity, or, to the extent permitted by the SEC and applicable law, BlackRock or an Entity, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock or an Entity.
BlackRock or one or more Entities may also create, write or issue derivatives for their clients, the underlying securities, currencies or instruments in which a Fund may invest or which may be based on the performance of the Fund. BlackRock has entered into an arrangement with Markit Indices Limited, the index provider for underlying fixed-income indexes used by certain iShares funds, related to derivative fixed-income products that are based on such iShares funds. BlackRock will receive certain payments for licensing intellectual property belonging to BlackRock and for facilitating the provision of data in
53

connection with such derivative products, which may include payments based on the trading volumes of, or revenues generated by, the derivative products. Other funds and accounts managed by BlackRock may from time to time transact in such derivative products, which could contribute to the viability of such derivative products by making them more appealing to funds and accounts managed by third parties, and in turn lead to increased payments to BlackRock. Trading activity in such derivative products could also potentially lead to increased purchase activity with respect to these iShares funds and increased assets under management for BlackRock.
A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by BlackRock or one or more Entities and may also enter into transactions with other clients of BlackRock or an Entity where such other clients have interests adverse to those of the Fund.
At times, these activities may cause business units or entities within BlackRock or an Entity to give advice to clients that may cause these clients to take actions adverse to the interests of a Fund. To the extent such transactions are permitted, a Fund will deal with BlackRock and/or Entities on an arm’s-length basis.
To the extent authorized by applicable law, BlackRock or one or more Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by BlackRock or an Entity will be in its view commercially reasonable, although BlackRock and each Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to BlackRock or the Entity and such sales personnel, which may have an adverse effect on the Funds. Index based funds also may use an index provider that is affiliated with another service provider of the Fund or BlackRock that acts as a broker, dealer, agent, lender or in other commercial capacities for a Fund or BlackRock.
Subject to applicable law, BlackRock and the Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities. No accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by BlackRock or an Entity of any such fees or other amounts.
When BlackRock or an Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, BlackRock or the Entity may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. BlackRock will not have any obligation to allow its credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that the Fund's counterparties will rely on the credit of BlackRock in evaluating the Fund's creditworthiness.
BTC, an affiliate of BFA pursuant to SEC exemptive relief, acts as securities lending agent to, and receives a share of securities lending revenues from, the Funds. BlackRock will also receive compensation for managing the reinvestment of the cash collateral from securities lending. There are potential conflicts of interests in managing a securities lending program, including but not limited to: (i) BlackRock as securities lending agent may have an incentive to increase or decrease the amount of securities on loan or to lend particular securities in order to generate additional risk-adjusted revenue for BlackRock and its affiliates; and (ii) BlackRock as securities lending agent may have an incentive to allocate loans to clients that would provide more revenue to BlackRock. As described further below, BlackRock seeks to mitigate this conflict by providing its securities lending clients with equal lending opportunities over time in order to approximate pro rata allocation.
As part of its securities lending program, BlackRock indemnifies certain clients and/or funds against a shortfall in collateral in the event of borrower default. BlackRock’s RQA calculates, on a regular basis, BlackRock’s potential dollar exposure to the risk of collateral shortfall upon counterparty default (“shortfall risk”) under the securities lending program for both indemnified and non-indemnified clients. On a periodic basis, RQA also determines the maximum amount of potential indemnified shortfall risk arising from securities lending activities (“indemnification exposure limit”) and the maximum amount of counterparty-specific credit exposure (“credit limits”) BlackRock is willing to assume as well as the program’s operational complexity. RQA oversees the risk model that calculates projected shortfall values using loan-level factors such as loan and collateral type and market value as well as specific borrower counterparty credit characteristics. When necessary, RQA may further adjust other securities lending program attributes by restricting eligible collateral or reducing counterparty credit limits. As a result, the management of the indemnification exposure limit may affect the amount of securities lending activity
54

BlackRock may conduct at any given point in time and impact indemnified and non-indemnified clients by reducing the volume of lending opportunities for certain loans (including by asset type, collateral type and/or revenue profile).
BlackRock uses a predetermined systematic process in order to approximate pro rata allocation over time. In order to allocate a loan to a portfolio: (i) BlackRock as a whole must have sufficient lending capacity pursuant to the various program limits (i.e., indemnification exposure limit and counterparty credit limits); (ii) the lending portfolio must hold the asset at the time a loan opportunity arrives; and (iii) the lending portfolio must also have enough inventory, either on its own or when aggregated with other portfolios into one single market delivery, to satisfy the loan request. In doing so, BlackRock seeks to provide equal lending opportunities for all portfolios, independent of whether BlackRock indemnifies the portfolio. Equal opportunities for lending portfolios does not guarantee equal outcomes. Specifically, short and long-term outcomes for individual clients may vary due to asset mix, asset/liability spreads on different securities, and the overall limits imposed by the firm.
Purchases and sales of securities and other assets for a Fund may be bunched or aggregated with orders for other BlackRock client accounts, including with accounts that pay different transaction costs solely due to the fact that they have different research payment arrangements. BlackRock, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable or required, or in cases involving client direction.
Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.
Subject to applicable law, BlackRock may select brokers (including, without limitation, certain Entities) that furnish BlackRock, the Funds, other BlackRock client accounts or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock's view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and OTC transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.
BlackRock does not currently enter into arrangements to use the Funds' assets for, or participate in, soft dollars, although BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock. BlackRock, unless prohibited by applicable law, may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock, unless prohibited by applicable law, may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.
55

BlackRock may utilize certain electronic crossing networks (“ECNs”) (including, without limitation, ECNs in which BlackRock or an Entity has an investment or other interest, to the extent permitted by applicable law) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.
BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock's fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or an Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see the Proxy Voting Policy section of this SAI.
It is also possible that, from time to time, BlackRock or an Entity may, subject to compliance with applicable law, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance liquidity, investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. BlackRock and the Entities reserve the right, subject to compliance with applicable law, to sell into the market or redeem in Creation Units through an Authorized Participant at any time some or all of the shares of a Fund acquired for their own accounts. A large sale or redemption of shares of a Fund by BlackRock or an Entity could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's liquidity, investment flexibility, portfolio diversification, expense ratio or ability to comply with the listing requirements for the Fund. BlackRock seeks to consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares but is not obligated to do so and may elect not to do so.
It is possible that a Fund may invest in securities of, or engage in transactions with, companies with which an Entity has developed or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or an Entity has significant debt or equity investments or other interests or in which an Entity makes a market. A Fund may also invest in issuances (such as structured notes) by entities for which BlackRock provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. A Fund also may invest in securities of, or engage in transactions with, companies to which an Entity provides or may in the future provide research coverage. Such investments or transactions could cause conflicts between the interests of a Fund and the interests of BlackRock, other clients of BlackRock or an Entity. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any unit of BlackRock in the course of these activities. In addition, from time to time, the activities of BlackRock or an Entity may limit a Fund's flexibility in purchases and sales of securities. When an Entity is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund. As indicated below, BlackRock or an Entity may engage in transactions with companies in which BlackRock-advised funds or other clients of BlackRock or of an Entity have an investment.
BlackRock and Chubb Limited (“Chubb”), a public company whose securities are held by BlackRock-advised funds and other accounts, partially funded the creation of a re-insurance company (“Re Co”) pursuant to which each has approximately a 9.9% ownership interest and each has representation on the board of directors. Certain employees and executives of BlackRock have a less than ½ of 1% ownership interest in Re Co. BlackRock manages the investment portfolio of Re Co, which is held in a wholly-owned subsidiary. Re Co participates as a reinsurer with reinsurance contracts underwritten by subsidiaries of Chubb. An independent director of certain BlackRock-advised funds also serves as an independent director of Chubb and has no interest or involvement in the Re Co transaction.
BlackRock and the Entities, their personnel and other financial service providers may have interests in promoting sales of the Funds. With respect to BlackRock and the Entities and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and the Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their
56

shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or the Entities and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.
Third parties, including service providers to BlackRock or a Fund, may sponsor events (including, but not limited to, marketing and promotional activities and presentations, educational training programs and conferences) for registered representatives, other professionals and individual investors. There is a potential conflict of interest as such sponsorships may defray the costs of such activities to BlackRock, and may provide an incentive to BlackRock to retain such third parties to provide services to a Fund.
BlackRock may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for such clients' accounts may differ from the valuations for the same securities or investments assigned by a Fund's pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund's pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund's pricing vendors and/or fund accountants, there may be instances where the Fund's pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.
As disclosed in more detail in the Determination of Net Asset Value section of each Fund’s Prospectus and this SAI, when market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments are valued at fair value by BlackRock in accordance with procedures adopted by the Board. When determining “fair value price,” BlackRock seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value. As a result, a Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders and may affect the amount of revenue received by BlackRock with respect to services for which it receives an asset-based fee.
To the extent permitted by applicable law, a Fund may invest all or some of its short-term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund or other similarly-managed private fund in which it invests, which may result in a Fund bearing some additional expenses.
BlackRock and its directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, each Fund, BFA and BlackRock have each adopted a code of ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding a Fund's portfolio transactions. Each code of ethics is available by contacting BlackRock at the telephone number on the back cover of each Fund’s Prospectus or by accessing the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.
BlackRock will not purchase securities or other property from, or sell securities or other property to, a Fund, except that a Fund may in accordance with rules or guidance adopted under the 1940 Act engage in transactions with accounts that are affiliated with a Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the SEC. These transactions would be effected in circumstances in which BlackRock determined that it would be appropriate for a Fund to purchase and another client of BlackRock to sell, or a Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the
57

activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock and/or BlackRock's internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which BlackRock or an Entity is performing investment banking, market making, advisory or other services or has proprietary positions. For example, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of a Fund, particularly where such services result in BlackRock obtaining material non-public information about the company (e.g., in connection with participation in a creditors’ committee). Similar situations could arise if personnel of BlackRock serve as directors of companies the securities of which a Fund wishes to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock’s policies and procedures (including the necessary implementation of appropriate information barriers), the Funds may purchase securities or instruments that are issued by such companies, are the subject of an underwriting, distribution or advisory assignment by an Entity, or are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock are directors or officers of the issuer.
The investment activities of BlackRock for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries or in certain emerging or international markets, or are subject to corporate or regulatory ownership restrictions, or invest in certain futures or other derivative transactions, there may be limits on the aggregate amount invested by BlackRock for their proprietary accounts and for client accounts (including the Funds) that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions.
If certain aggregate ownership thresholds are reached either through the actions of BlackRock or a Fund or as a result of third-party transactions, the ability of BlackRock, on behalf of clients (including the Funds), to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of its clients (including the Funds), may limit purchases, sell existing investments, or otherwise restrict, forgo or limit the exercise of rights (including transferring, outsourcing or limiting voting rights or forgoing the right to receive dividends) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.
In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients (including the Funds), taking into consideration benchmark weight and investment strategy. BlackRock has adopted certain controls designed to prevent the occurrence of a breach of any applicable ownership threshold or limits, including, for example, when ownership in certain securities nears an applicable threshold, BlackRock may remove such securities from the list of Deposit Securities to be delivered to the Fund in connection with purchases of Creation Units of such Fund and may limit purchases in such securities to the issuer's weighting in the applicable benchmark used by BlackRock to manage such Fund. If client (including Fund) holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.
In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.
BlackRock may not serve as an Authorized Participant in the creation and redemption of iShares ETFs.
BlackRock may maintain securities indices. To the extent permitted by applicable laws, the Funds may seek to license and use such indices as part of their investment strategy. Index based funds that seek to track the performance of securities indices also may use the name of the index or index provider in the fund name. Index providers, including BlackRock (to the extent permitted by applicable law), may be paid licensing fees for use of their index or index name. BlackRock may benefit from the Funds using BlackRock indices by creating increasing acceptance in the marketplace for such indices. BlackRock is not obligated to license its indices to any Fund and the Funds are under no obligation to use BlackRock indices. Any Fund that
58

enters into a license for a BlackRock index cannot be assured that the terms of any index licensing agreement with BlackRock will be as favorable as those terms offered to other licensees.
The custody arrangement described in “Investment Advisory, Administrative and Distribution Services” may lead to potential conflicts of interest with BlackRock where BlackRock has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of the Funds (or where BlackRock charges a unitary management fee). This is because the custody arrangements with certain Funds' custodian may have the effect of reducing custody fees when the Funds leave cash balances uninvested. This could be viewed as having the potential to provide BlackRock an incentive to keep high positive cash balances for Funds in order to offset fund custody fees that BlackRock might otherwise reimburse or pay. However, BlackRock’s portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance. For funds without a unitary management fee, when a fund’s actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BlackRock would be required to make to the fund.
BlackRock may enter into contractual arrangements with third-party service providers to a Fund (e.g., custodians, administrators and index providers) pursuant to which BlackRock receives fee discounts or concessions in recognition of BlackRock’s overall relationship with such service providers. To the extent that BlackRock is responsible for paying these service providers out of its management fee, the benefits of any such fee discounts or concessions may accrue, in whole or in part, to BlackRock.
BlackRock owns or has an ownership interest in certain trading, portfolio management, operations and/or information systems used by Fund service providers. These systems are, or will be, used by a Fund service provider in connection with the provision of services to accounts managed by BlackRock and funds managed and sponsored by BlackRock, including the Funds, that engage the service provider (typically the custodian). A Fund’s service provider remunerates BlackRock for the use of the systems. A Fund service provider’s payments to BlackRock for the use of these systems may enhance the profitability of BlackRock.
BlackRock has entered into an arrangement with Intercontinental Exchange, Inc. (“ICE”) to be one of ICE’s development partners in connection with ICE’s intention to launch a new open-architecture, centralized industry platform to facilitate creation and redemption orders for ETFs (the “ICE Platform”). As a development partner, BlackRock has licensed certain of its intellectual property to ICE. Once the ICE Platform is launched, BlackRock intends to use the ICE Platform to facilitate creations and redemptions in the Funds and certain other services provided by the ICE Platform. BlackRock may have an incentive to promote the broad adoption of the ICE Platform by the ETF marketplace because BlackRock will earn a fee, based on the total revenues earned by the ICE Platform, for licensing BlackRock’s intellectual property to ICE and for BlackRock’s role as development partner. ICE Data Indices, LLC, the underlying index provider for certain BFA managed funds, is a wholly owned subsidiary of ICE.
BlackRock’s receipt of fees from a service provider in connection with the use of systems provided by BlackRock may create an incentive for BlackRock to recommend that a Fund enter into or renew an arrangement with the service provider.
A Fund from time to time may purchase in the secondary market (i) certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (“PNC Mortgage”) or Midland Loan Services, Inc. (“Midland”), or (ii) mortgage-related securities containing loans or mortgages originated by PNC Bank, National Association (“PNC Bank”) or its affiliates. It is possible that under some circumstances, PNC Mortgage, Midland or other affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage, Midland or their affiliates. For example, if PNC Mortgage, Midland or their affiliates engaged in negligence or willful misconduct in carrying out its duties as a master servicer, then any holder of the mortgage-backed security could seek recourse against PNC Mortgage, Midland or their affiliates, as applicable. Also, as a master servicer, PNC Mortgage, Midland or their affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-backed security. If one or more of those representations or warranties is false, then the holders of the mortgage backed securities could trigger an obligation of PNC Mortgage, Midland or their affiliates, as applicable, to repurchase the mortgages from the issuing trust. Finally, PNC Mortgage, Midland or their affiliates may own securities that are subordinate to the senior mortgage-backed securities owned by a Fund.
Present and future activities of BlackRock (including BFA) and the Entities and their respective directors, officers and employees, in addition to those described in this section, may give rise to additional conflicts of interest.
59

Legal Proceedings.  On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares Preferred and Income Securities ETF and iShares U.S. Aerospace & Defense ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of iShares Trust (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a “flash crash,” such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of Plaintiffs’ claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs’ claims.
Investment Advisory, Administrative and Distribution Services
Investment Adviser.  BFA serves as investment adviser to each Fund pursuant to an investment advisory agreement between the Trust, on behalf of each Fund, and BFA. BFA is a California corporation indirectly owned by BlackRock, Inc. and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the investment advisory agreement, BFA, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages and administers the Trust and the investment of each Fund’s assets. BFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund.
Pursuant to the investment advisory agreement, BFA may, from time to time, in its sole discretion and to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BFA, to perform investment advisory or other services with respect to the Fund. In addition, BFA may delegate certain of its investment advisory functions under the investment advisory agreement to one or more of its affiliates to the extent permitted by applicable law. BFA may terminate any or all sub-advisers or such delegation arrangements in its sole discretion upon appropriate notice at any time to the extent permitted by applicable law.
BFA is responsible, under the investment advisory agreement, for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services. BFA is not responsible for, and the Funds will bear the cost of the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and extraordinary expenses (as determined by a majority of the Independent Trustees).
For its investment advisory services to each Fund, BFA received a management fee at the annual rate, (as a percentage of such Fund’s average net assets) set forth below for the fiscal years noted:
The following table sets forth the management fee at the annual rate (as a percentage of each Fund's average daily net assets) BFA received from each Fund for the fiscal year ended October 31, 2019 and the management fees (net of waivers) each Fund paid BFA for the fiscal years noted:
Fund	Management Fee for Fiscal Year Ended Oct. 31, 2019	Fund Inception Date	Management Fees Paid Net of Waivers for Fiscal Year Ended Oct. 31, 2019	Management Fees Paid Net of Waivers for Fiscal Year Ended Oct. 31, 2018	Management Fees Paid Net of Waivers for Fiscal Year Ended Oct. 31, 2017
iShares Interest Rate Hedged Corporate Bond ETF [1]	0.30%	05/27/14	$ 184,178	$ 165,513	$ 61,145
iShares Interest Rate Hedged Emerging Markets Bond ETF[2]	0.75%	07/22/15	11,487	5,271	2,953
iShares Interest Rate Hedged High Yield Bond ETF[3]	0.65%	05/27/14	110,052	139,412	90,279
60

Fund	Management Fee for Fiscal Year Ended Oct. 31, 2019	Fund Inception Date	Management Fees Paid Net of Waivers for Fiscal Year Ended Oct. 31, 2019	Management Fees Paid Net of Waivers for Fiscal Year Ended Oct. 31, 2018	Management Fees Paid Net of Waivers for Fiscal Year Ended Oct. 31, 2017
iShares Interest Rate Hedged Long-Term Corporate Bond ETF[4]	0.35%	07/22/15	53,024	33,627	11,863

[1]	BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares iBoxx $ Investment Grade Corporate Bond ETF (“LQD”), after taking into account any fee waivers by LQD, plus 0.10% through February 28, 2022. The contractual waiver may be terminated prior to February 28, 2022 only upon written agreement of the Trust and BFA. For the fiscal years ended October 31, 2019, October 31, 2018 and October 31, 2017, BFA waived $368,358, $331,046 and $122,291 of its management fees, respectively.
[2]	BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares J.P. Morgan USD Emerging Markets Bond ETF (“EMB”), after taking into account any fee waivers by EMB, plus 0.10% through February 28, 2022. The contractual waiver may be terminated prior to February 28, 2022 only upon written agreement of the Trust and BFA. For the fiscal years ended October 31, 2019, October 31, 2018 and October 31, 2017, BFA waived $74,667, $34,264 and $19,194 of its management fees, respectively.
[3]	BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares iBoxx $ High Yield Corporate Bond ETF (“HYG”), after taking into account any fee waivers by HYG, plus 0.05% through February 28, 2022. The contractual waiver may be terminated prior to February 28, 2022 only upon written agreement of the Trust and BFA. For the fiscal years ended October 31, 2019, October 31, 2018 and October 31, 2017, BFA waived $1,320,620, $1,673,256 and $1,083,350 of its management fees, respectively.
[4]	BFA has contractually agreed to waive a portion of its management fees so that the Fund’s total annual fund operating expenses after fee waiver is equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investment in the iShares Long-Term Corporate Bond ETF (“IGLB”), after taking into account any fee waivers by IGLB, plus 0.10% through February 28, 2022. The contractual waiver may be terminated prior to February 28, 2022 only upon written agreement of the Trust and BFA. For the fiscal years ended October 31, 2019, October 31, 2018 and October 31, 2017, BFA waived $132,557, $84,068 and $29,656 of its management fees, respectively.
The investment advisory agreement with respect to each Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, provided that in either event such continuance also is approved by a majority of the Board members who are not interested persons (as defined in the 1940 Act) of the applicable Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.
The investment advisory agreement with respect to each Fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority of the applicable Fund’s outstanding voting securities (as defined in the 1940 Act). The investment advisory agreement is also terminable upon 60 days’ notice by BFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
Portfolio Managers.  As of October 31, 2019, the individuals named as Portfolio Managers in the Funds' Prospectuses were also primarily responsible for the day-to-day management of other iShares funds and certain other types of portfolios and/or accounts as follows:
James Mauro
Types of Accounts	Number	Total Assets
Registered Investment Companies	86	$380,176,000,000
Other Pooled Investment Vehicles	30	113,803,000,000
Other Accounts	27	24,100,000,000

Scott Radell
Types of Accounts	Number	Total Assets
Registered Investment Companies	99	$396,207,000,000
Other Pooled Investment Vehicles	26	28,278,000,000
Other Accounts	11	7,808,000,000
61

Pursuant to BFA’s policy, investment opportunities are allocated equitably among the Funds and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply in the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Funds, seeking such investment opportunity. As a consequence, from time to time the Fund may receive a smaller allocation of an investment opportunity than it would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.
Like the Funds, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or its affiliates, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BFA or its affiliates a performance-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with a performance-based fee would pay BFA or its affiliates a portion of that portfolio’s or account’s gains, or would pay BFA or its affiliates more for its services than would otherwise be the case if BFA or any of its affiliates meets or exceeds specified performance targets. Performance-based fee arrangements could present an incentive for BFA or its affiliates to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BFA and each of its affiliates have an obligation to allocate resources and opportunities equitably among portfolios and accounts and intend to do so, shareholders of the Funds should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including performance-based fee arrangements, there is the potential for a conflict of interest, which may result in the Portfolio Managers favoring those portfolios or accounts with performance-based fee arrangements.
The tables below show, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above tables and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of October 31, 2019:
James Mauro
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A

Scott Radell
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	1	$747,000,000
Portfolio Manager Compensation Overview
The discussion below describes the Portfolio Managers' compensation as of October 31, 2019.
BlackRock, Inc.'s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock, Inc.
Each portfolio manager receives base compensation based on their position with the firm, as well as retirement and other benefits offered to all BlackRock employees. Additionally, each portfolio manager receives discretionary incentive compensation, determined based on several components, including: the performance of BlackRock, Inc., the performance of
62

the portfolio manager’s group within BlackRock, the performance of portfolios managed by the portfolio manager and the team relative to its investment objective (which in the case of index ETFs would be how closely the ETF tracks its Underlying Index), and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Discretionary incentive compensation is paid in cash up to a certain threshold with the remaining portion represented by deferred BlackRock, Inc. stock awards. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance.
The discretionary incentive income for James Mauro and Scott Radell includes as an additional consideration the performance of actively-managed portfolios they manage over 1, 3 and 5 year periods measured against the respective benchmark of each portfolio as well as peer group performance. A portion of the discretionary incentive compensation for James Mauro and Scott Radell is distributed in the form of deferred cash awards that notionally track the returns of select BlackRock, Inc. investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash.
As of October 31, 2019, the Portfolio Managers did not beneficially own shares of the Funds.
Codes of Ethics.  The Trust, BFA and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes of ethics permit personnel subject to the codes of ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. Each code of ethics is available by contacting BlackRock at the telephone number on the back cover of each Fund’s Prospectus or by accessing the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.
Anti-Money Laundering Requirements.  The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from Authorized Participants to enable it to form a reasonable belief that it knows the true identity of its Authorized Participants. This information will be used to verify the identity of Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.
The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds' policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.
Administrator, Custodian and Transfer Agent.   State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Funds under the Master Services Agreement and related Service Schedule (the “Service Module”). State Street’s principal address is 1 Lincoln Street, Boston, MA 02111. Pursuant to the Service Module for Fund Administration and Accounting Services with the Trust, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and each Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to the Service Module for Custodial Services with the Trust, State Street maintains, in separate accounts, cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for each Fund. State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the U.S. Pursuant to the Service Module for Transfer Agency Services with the Trust, State Street acts as a transfer agent for each Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee.
The following table sets forth the administration, custodian and transfer agency expenses of each Fund paid by BFA to State Street for the fiscal years noted:
63

Fund	Fund Inception Date	Administration, Custody & Transfer Agency Expenses Paid During Fiscal Year Ended Oct. 31, 2019	Administration, Custody & Transfer Agency Expenses Paid During Fiscal Year Ended Oct. 31, 2018	Administration, Custody & Transfer Agency Expenses Paid During Fiscal Year Ended Oct. 31, 2017
iShares Interest Rate Hedged Corporate Bond ETF	05/27/14	$ 21,855	$ 13,265	$ 1,914
iShares Interest Rate Hedged Emerging Markets Bond ETF	07/22/15	20,312	12,510	856
iShares Interest Rate Hedged High Yield Bond ETF	05/27/14	21,695	14,982	4,211
iShares Interest Rate Hedged Long-Term Corporate Bond ETF	07/22/15	25,233	13,349	1,033
Distributor.  The Distributor's principal address is 1 University Square Drive, Princeton, NJ 08540. Shares are continuously offered for sale by the Funds through the Distributor or its agent only in Creation Units, as described in the applicable Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Fund shares in amounts less than Creation Units are generally not distributed by the Distributor or its agent. The Distributor or its agent will arrange for the delivery of the applicable Prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of both orders placed with it or its agents and confirmations of acceptance furnished by it or its agents. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is also licensed as a broker-dealer in all 50 U.S. states, as well as in Puerto Rico, the U.S. Virgin Islands and the District of Columbia.
The Distribution Agreement for each Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as described below), DTC participants and/or investor services organizations.
BFA or its affiliates may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.
Securities Lending.  To the extent that a Fund engages in securities lending, each Fund conducts its securities lending pursuant to SEC exemptive relief, and BTC acts as securities lending agent for the Funds, subject to the overall supervision of BFA, pursuant to a written agreement (the “Securities Lending Agency Agreement”).
Each Fund and Underlying Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent. Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund and Underlying Fund are responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA (the “collateral investment fees”); however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. Such money market fund shares will not be subject to a sales load, redemption fee, distribution fee or service fee.
Pursuant to the Securities Lending Agency Agreement:
Through December 31, 2018, (i) fund-of-funds, such as the Funds, retained 80% of securities lending income (which excludes collateral investment fees) and (ii) this amount could never be less than 70% of the sum of securities lending income plus collateral investment fees. Effective January 1, 2019, (i) fund-of-funds, such as the Funds, retain 82% of securities lending income (which excludes collateral investment fees) and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.
64

Under the securities lending program, the Funds are categorized into one of several specific asset classes. The determination of a Fund’s asset class category (fixed-income, domestic equity, international equity or fund-of-funds), each of which may be subject to a different fee arrangement, is based on a methodology agreed to by the Trust and BTC.
In addition, commencing the business day following the date that the aggregate securities lending income (which includes, for this purpose, collateral investment fees) earned across the Exchange-Traded Fund Complex (as defined under “Management—Trustees and Officers”) in a calendar year exceeds a specified threshold, each applicable fixed-income fund, pursuant to the securities lending agreement, will receive for the remainder of that calendar year securities lending income as follows:
(i) 85% of securities lending income (which excludes collateral investment fees) and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.
The services provided to the Funds by BTC in the most recent fiscal year ended October 31, 2019 primarily included the following:
(1) selecting borrowers from an approved list of borrowers and executing a securities lending agreement as agent on behalf of the Funds with each such borrower;
(2) negotiating the terms of securities loans, including the amount of fees;
(3) directing the delivery of loaned securities;
(4) monitoring the daily value of the loaned securities and directing the payment of additional collateral or the return of excess collateral, as necessary;
(5) investing cash collateral received in connection with any loaned securities;
(6) monitoring distributions on loaned securities (for example, interest and dividend activity);
(7) in the event of default by a borrower with respect to any securities loan, using the collateral or the proceeds of the liquidation of collateral to purchase replacement securities of the same issue, type, class and series as that of the loaned securities; and
(8) terminating securities loans and arranging for the return of loaned securities to the Funds at loan termination.
The following tables show the dollar amounts of income and fees/compensation related to the securities lending activities of each Fund during its most recent fiscal year ended October 31, 2019.
Fund	iShares Interest Rate Hedged Corporate Bond ETF	iShares Interest Rate Hedged Emerging Markets Bond ETF	iShares Interest Rate Hedged High Yield Bond ETF	iShares Interest Rate Hedged Long-Term Corporate Bond ETF
Gross income from securities lending activities	$787,063	$14,997	$2,331,392	$22,942
Fees and/or compensation for securities lending activities and related services
Securities lending income paid to BTC for services as securities lending agent	16,660	383	158,232	3,310
65

Fund	iShares Interest Rate Hedged Corporate Bond ETF	iShares Interest Rate Hedged Emerging Markets Bond ETF	iShares Interest Rate Hedged High Yield Bond ETF	iShares Interest Rate Hedged Long-Term Corporate Bond ETF
Cash collateral management expenses not included in securities lending income paid to BTC	12,414	251	35,942	300
Administrative fees not included in securities lending income paid to BTC	N/A	N/A	N/A	N/A
Indemnification fees not included in securities lending income paid to BTC	N/A	N/A	N/A	N/A
Rebates (paid to borrowers)	674,636	12,615	1,321,318	1,793
Other fees not included in securities lending income paid to BTC	N/A	N/A	N/A	N/A
Aggregate fees/compensation for securities lending activities	703,710	13,249	1,515,492	5,403
Net income from securities lending activities	83,353	1,748	815,900	17,539
Payments by BFA and its Affiliates.  BFA and/or its affiliates (“BFA Entities”) may pay certain broker-dealers, registered investment advisers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Funds, other iShares funds or exchange-traded products in general. BFA Entities make these payments from their own assets and not from the assets of the Funds. Although a portion of BFA Entities’ revenue comes directly or indirectly in part from fees paid by the Funds, other iShares funds or exchange-traded products, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Funds, other iShares funds or exchange-traded products. BFA Entities make payments for Intermediaries’ participation in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Funds and other iShares funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). BFA Entities also make payments to Intermediaries for certain printing, publishing and mailing costs or materials relating to the Funds, other iShares funds or exchange-traded products (“Publishing Costs”). In addition, BFA Entities make payments to Intermediaries that make shares of the Funds, other iShares funds or exchange-traded products available to their clients, develop new products that feature iShares or otherwise promote the Funds, other iShares funds and exchange-traded products. BFA Entities may also reimburse expenses or make payments from their own assets to Intermediaries or other persons in consideration of services or other activities that the BFA Entities believe may benefit the iShares business or facilitate investment in the Funds, other iShares funds or exchange-traded products. Payments of the type described above are sometimes referred to as revenue-sharing payments.
66

Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, such payments may create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Funds, other iShares funds or exchange-traded products over other investments. The same conflicts of interest and financial incentives exist with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.
In addition to the payments described above, BFA Entities have developed proprietary tools, calculators and related interactive or digital content that is made available through the www.BlackRock.com website at no additional cost to Intermediaries. BlackRock may configure these tools and calculators and localize the content for Intermediaries as part of its customary digital marketing support and promotion of the Funds, other iShares funds, exchange-traded products and BlackRock mutual funds.
As of March 1, 2013, BFA Entities have contractual arrangements to make payments (in addition to payments for Education Costs or Publishing Costs) to one Intermediary, Fidelity Brokerage Services LLC (“FBS”). Effective June 4, 2016, this relationship was expanded to include National Financial Services, LLC (“NFS”), an affiliate of FBS. Pursuant to this special, long-term and significant arrangement (the “Marketing Program”), FBS, NFS and certain of their affiliates (collectively “Fidelity”) have agreed, among other things, to actively promote iShares funds to customers, investment professionals and other intermediaries and in advertising campaigns as the preferred exchange-traded product, to offer certain iShares funds in certain Fidelity platforms and investment programs, in some cases at a waived or reduced commission rate or ticket charge, and to provide marketing data to BFA Entities. BFA Entities have agreed to facilitate the Marketing Program by, among other things, making certain payments to FBS and NFS for marketing and implementing certain brokerage and investment programs. Upon termination of the arrangement, the BFA Entities will make additional payments to FBS and/or NFS based upon a number of criteria, including the overall success of the Marketing Program and the level of services provided by FBS and NFS during the wind-down period.
In addition, BFA Entities may enter into other contractual arrangements with Intermediaries and certain other third parties that the BFA Entities believe may benefit the iShares business or facilitate investment in iShares funds. Such agreements may include payments by BFA Entities to such Intermediaries and third parties for data collection and provision, technology support, platform enhancement, or co-marketing and cross-promotional efforts. Payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries and third parties. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. Such payments will not be asset- or revenue-based. As of the date of this SAI, the Intermediaries and other third parties receiving such contractual payments include: Charles Schwab & Co., Inc., Commonwealth Equity Services, Inc., Dorsey Wright and Associates, LLC, Envestnet Asset Management, Inc., E*Trade Securities LLC, FDx Advisors, Inc., LPL Financial LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley Smith Barney LLC, Orion Advisors Services, LLC, Pershing LLC, Raymond James Financial Services, Inc., Raymond James & Associates, Inc., TD Ameritrade, Inc. and UBS Financial Services Inc. Any additions, modifications, or deletions to Intermediaries and other third parties listed above that have occurred since the date of this SAI are not included in the list.
Further, BFA Entities make Education Costs and Publishing Costs payments to other Intermediaries that are not listed above. BFA Entities may determine to make such payments based on any number of metrics. For example, BFA Entities may make payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more iShares funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, BFA anticipates that the payments paid by BFA Entities in connection with the Funds, iShares funds and exchange-traded products in general will be immaterial to BFA Entities in the aggregate for the next year. Please contact your salesperson or other investment professional for more information regarding any such payments or financial incentives his or her Intermediary firm may receive. Any payments made, or financial incentives offered, by the BFA Entities to an Intermediary may create the incentive for the Intermediary to encourage customers to buy shares of the Funds, other iShares funds or other exchange-traded products.
The Funds may participate in certain market maker incentive programs of a national securities exchange in which an affiliate of the Funds would pay a fee to the exchange used for the purpose of incentivizing one or more market makers in the
67

securities of a Fund to enhance the liquidity and quality of the secondary market of securities of a Fund. The fee would then be credited by the exchange to one or more market makers that meet or exceed liquidity and market quality standards with respect to the securities of a Fund. Each market maker incentive program is subject to approval from the SEC. Any such fee payments made to an exchange will be made by an affiliate of a Fund solely for the benefit of a Fund and will not be paid from any Fund assets. Other funds managed by BFA may also participate in such programs.
Determination of Net Asset Value
Valuation of Shares. The NAV for each Fund is generally calculated as of the close of business on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each business day the NYSE is open. Valuation of securities held by a Fund is as follows:
Equity Investments. Equity securities traded on a recognized securities exchange (e.g., NYSE), on separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (each, an “Exchange”) are valued using information obtained via independent pricing services, generally at the closing price on the Exchange on which the security is primarily traded, or if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which a Fund’s assets or liabilities are valued. However, under certain circumstances, other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by a Fund on a day on which a Fund values such security, the prior day’s price will be used, unless, in accordance with valuation procedures approved by the Board (the “Valuation Procedures”), BlackRock determines in good faith that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a Fair Value Asset (as defined below).
Fixed-Income Investments. Fixed-income securities for which market quotations are readily available are generally valued using such securities’ current market value. A Fund values fixed-income portfolio securities using the last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by a Fund’s approved independent third-party pricing services, each in accordance with the Valuation Procedures. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BlackRock determines in good faith that such method does not represent fair value. Loan participation notes are generally valued at the mean of the last available bid prices from one or more brokers or dealers as obtained from independent third-party pricing services. Certain fixed-income investments, including asset-backed and mortgage-related securities, may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.
Options, Futures, Swaps and Other Derivatives. Exchange-traded equity options for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on the Exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by a Fund on a day on which a Fund values such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no such bid or ask price is available on a day on which a Fund values such option, the prior day’s price will be used, unless BlackRock determines in good faith that such prior day’s price no longer reflects the fair value of the option, in which case such option will be treated as a Fair Value Asset (as defined below). OTC derivatives are valued using the last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by a Fund’s approved independent third-party pricing services, each in accordance with the Valuation Procedures. OTC derivatives may be valued using a mathematical model which may incorporate a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the Valuation Procedures.
68

Underlying Funds. Shares of underlying ETFs will be valued at their most recent closing price on an Exchange. Shares of underlying money market funds will be valued at their NAV.
General Valuation Information. The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investment may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
All cash, receivables and current payables are carried on a Fund’s books at their fair value.
Prices obtained from independent third-party pricing services, broker-dealers or market makers to value a Fund’s securities and other assets and liabilities are based on information available at the time a Fund values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which a Fund valued such security or other asset or liability, the revised pricing service quotation generally will be applied prospectively. Such determination will be made considering pertinent facts and circumstances surrounding the revision.
In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method approved by the Board as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by a Fund (including restricted securities) are valued at fair value as determined in good faith by the Board or by BlackRock (its delegate) pursuant to the Valuation Procedures. Any assets and liabilities that are denominated in a foreign currency are converted into U.S. dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers.
Certain of the securities acquired by a Fund may be traded on foreign exchanges or OTC markets on days on which a Fund’s NAV is not calculated. In such cases, the NAV of a Fund’s shares may be significantly affected on days when Authorized Participants can neither purchase nor redeem shares of a Fund.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of a Fund are determined as of such times.
Fair Value. When market quotations are not readily available or are believed in good faith by BlackRock to be unreliable, a Fund’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by BlackRock in accordance with the Valuation Procedures. BlackRock may reasonably conclude that a market quotation is not readily available or is unreliable if, among other things, a security or other asset or liability does not have a price source due to its complete lack of trading, if BlackRock believes in good faith that a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), or where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its reasonable business judgment, that an event has occurred after the close of trading for an asset or liability but prior to or at the time of pricing a Fund’s assets or liabilities, and that the event is likely to cause a material change to the closing market price of the assets or liabilities held by a Fund. Non-U.S. securities whose values are affected by volatility that occurs in global markets or in related or highly correlated assets (e.g., American Depositary Receipts, Global Depositary Receipts or substantially identical ETFs) on a trading day after the close of non-U.S. securities markets may be fair valued. On any day the NYSE is open and a foreign market or the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day’s price, provided that BlackRock is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset. In all cases, on days where non-U.S. securities markets are closed, BlackRock will determine the fair value of stocks traded on that local market, in accordance with the Valuation Procedures. Fair value adjustments may be calculated by referring to instruments and markets that have continued to trade, such as ETFs, correlated stock market indices or index futures.
BlackRock, with input from the BlackRock Investment Strategy Group, will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock’s Valuation Committee. The BlackRock
69

Valuation Committee may accept, modify or reject any recommendations. In addition, a Fund’s accounting agent periodically endeavors to confirm the prices it receives from all third-party pricing services, index providers and broker-dealers, and, with the assistance of BlackRock, to regularly evaluate the values assigned to the securities and other assets and liabilities of a Fund. The pricing of all Fair Value Assets is subsequently reported to and, where appropriate, ratified by the Board.
When determining the price for a Fair Value Asset, the BlackRock Valuation Committee (or BlackRock’s Pricing Group) will seek to determine the price that a Fund might reasonably expect to receive upon the current sale of that asset or liability in an arm’s-length transaction on the date on which the assets or liabilities are being valued, and does not seek to determine the price that a Fund might expect to receive for selling the asset, or the cost of extinguishing a liability, at a later time or if it holds the asset or liability to maturity. Fair value determinations will be based upon all available factors that the BlackRock Valuation Committee (or BlackRock’s Pricing Group) deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third-party valuation models.
Fair value represents a good faith approximation of the value of an asset or liability. When determining the fair value of an asset, one or more of a variety of fair valuation methodologies may be used (depending on certain factors, including the asset type). For example, the asset may be priced on the basis of the original cost of the investment or, alternatively, using proprietary or third-party models (including models that rely upon direct portfolio management pricing inputs and which reflect the significance attributed to the various factors and assumptions being considered). Prices of actual, executed or historical transactions in the relevant asset and/or liability (or related or comparable assets and/or liabilities) or, where appropriate, an appraisal by a third-party experienced in the valuation of similar assets and/or liabilities, may also be used as a basis for establishing the fair value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a Fund’s NAV. As a result, a Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.
Each Fund’s annual audited financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), follow the requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a framework for measuring fair value under US GAAP and expands financial statement disclosure requirements relating to fair value measurements. Generally, ASC 820 and other accounting rules applicable to funds and various assets in which they invest are evolving. Such changes may adversely affect a Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities to the extent such rules become more stringent would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to a Fund’s inability to obtain a third-party determination of fair market value.
Brokerage Transactions
Subject to policies established by the Board, BFA is primarily responsible for the execution of a Fund’s portfolio transactions and the allocation of brokerage. BFA does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While BFA generally seeks reasonable trade execution costs, a Fund does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BFA may select a broker based partly upon brokerage or research services provided to BFA and its clients, including a Fund. In return for such services, BFA may cause a Fund to pay a higher commission than other brokers would charge if BFA determines in good faith that the commission is reasonable in relation to the services provided.
In selecting brokers or dealers to execute portfolio transactions, BFA seeks to obtain the best price and most favorable execution for a Fund and may take into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) BFA’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of
70

brokerage services provided; (vi) the broker’s or dealer’s capital; (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) BFA’s knowledge of any actual or apparent operational problems of a broker or dealer. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, thinly traded securities, or other circumstances.
Section 28(e) of the 1934 Act (“Section 28(e)”) permits a U.S. investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in securities that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions in securities under certain conditions.
From time to time, a Fund may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide BFA with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).
OTC issues, including most fixed-income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.
Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Funds will not deal with affiliated persons and affiliated persons of such affiliated persons in connection with such transactions. The Funds will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BFA, BRIL or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board in accordance with Rule 10f-3 under the 1940 Act.
Purchases of money market instruments by the Funds are made from dealers, underwriters and issuers. The Funds does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.
BFA may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with BFA, in conformity with Rule 17e-1 under the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions.
Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.
Investment decisions for the Funds and for other investment accounts managed by BFA and the other Affiliates are made independently of each other in light of differing conditions. A variety of factors will be considered in making investment allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings; (ii) tax considerations of an account; (iii) risk or investment concentration parameters for an account; (iv) supply or demand for a security at a given price level; (v) size of available investment; (vi) cash availability and liquidity requirements for accounts; (vii) regulatory restrictions; (viii) minimum investment size of an account; (ix) relative size of account; and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another; (ii) to generate higher fees paid by one client account over another
71

or to produce greater performance compensation to BlackRock; (iii) to develop or enhance a relationship with a client or prospective client; (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock; or (v) to manage or equalize investment performance among different client accounts. BFA and the other Affiliates may deal, trade and invest for their own respective accounts in the types of securities in which the Funds may invest.
Initial public offerings (“IPOs”) of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When BFA is given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BFA’s trading desk their level of interest in a particular offering with respect to eligible clients’ accounts for which that team is responsible. IPOs of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taking place and the investment mandate of the client account. Generally, shares received during the IPO will be allocated among participating client accounts within each investment mandate on a pro rata basis. This pro rata allocation may result in a Fund receiving less of a particular security than if pro-rating had not occurred. All allocations of securities will be subject, where relevant, to share minimums established for accounts and compliance constraints. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by BFA to be fair and equitable to clients may be used as well.
Because different accounts may have differing investment objectives and policies, BFA may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BFA may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of BFA or the other Affiliates during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Funds or other clients or funds for which BFA or another Affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.
In certain instances, BFA may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts and advisory accounts of affiliates. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price (except in the case of certain international markets where average pricing is not permitted). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Funds are concerned, in other cases it could be beneficial to the Funds. Transactions effected by BFA or the other Affiliates on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker-dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.
The table below sets forth the brokerage commissions paid by each Fund for the fiscal years noted. Any differences in brokerage commissions paid by a Fund from year to year are due to increases or decreases in that Fund’s assets over those periods:
72

Fund	Fund Inception Date	Brokerage Commissions Paid During Fiscal Year Ended Oct. 31, 2019	Brokerage Commissions Paid During Fiscal Year Ended Oct. 31, 2018	Brokerage Commissions Paid During Fiscal Year Ended Oct. 31, 2017
iShares Interest Rate Hedged Corporate Bond ETF	05/27/14	$ 1,378	$ 692	$ 116
iShares Interest Rate Hedged Emerging Markets Bond ETF	07/22/15	124	18	10
iShares Interest Rate Hedged High Yield Bond ETF	05/27/14	1,216	722	116
iShares Interest Rate Hedged Long-Term Corporate Bond ETF	07/22/15	3,196	886	166
None of the Funds paid any brokerage commissions to BRIL, an affiliate of BFA, or to any other broker-dealer that is part of the BlackRock group of companies, during the fiscal year ended October 31, 2019.
The Funds' purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BlackRock manages or advises. If purchases or sales of portfolio securities of the Funds and one or more other accounts managed or advised by BlackRock are considered at or about the same time, transactions in such securities are allocated among the Funds and the other accounts in a manner deemed equitable to all by BlackRock. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Funds. BlackRock may deal, trade and invest for its own account in the types of securities in which the Funds may invest. BlackRock may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with BFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Funds will not deal with affiliates in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.
Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses. The table below sets forth the portfolio turnover rates of the Funds for the fiscal years noted:
Fund	Fiscal Year ended Oct. 31, 2019	Fiscal Year ended Oct. 31, 2018
iShares Interest Rate Hedged Corporate Bond ETF	4%	2%
iShares Interest Rate Hedged Emerging Markets Bond ETF	3%	0%
iShares Interest Rate Hedged High Yield Bond ETF	1%	0%
iShares Interest Rate Hedged Long-Term Corporate Bond ETF	13%	5%
Additional Information Concerning the Trust
Shares.  The Trust currently consists of 18 separate investment series or portfolios called funds. The Trust issues shares of beneficial interests in the funds with no par value. The Board may designate additional iShares funds.
Each share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.
Each share has one vote with respect to matters upon which the shareholder is entitled to vote. In any matter submitted to shareholders for a vote, each fund shall hold a separate vote, provided that shareholders of all affected funds will vote together when: (i) required by the 1940 Act, or (ii) the Trustees determine that the matter affects the interests of more than one fund.
73

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights in the election of members of the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.
Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in such fund’s shares, a holder of shares may be a “control person” of the fund, as defined in Rule 0-1 under the 1940 Act. A fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.
Shareholders may make inquiries by writing to iShares U.S. ETF Trust, c/o BlackRock Investments, LLC, 1 University Square Drive, Princeton, NJ 08540.
Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC or its staff, officers and trustees of a fund and beneficial owners of 10% of the shares of a fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act and existing guidance provided by the SEC staff.
In accordance with the Trust's current Agreement and Declaration of Trust (the “Declaration of Trust”), the Board may, without shareholder approval (unless such shareholder approval is required by the Declaration of Trust or applicable law, including the 1940 Act), authorize certain funds to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions with, to or into another fund.  The Trust or a fund may be terminated by a majority vote of the Board, or the affirmative vote of a majority of the shareholders of the Trust or such fund entitled to vote on termination; however, in certain circumstances described in the Declaration of Trust, only a majority vote of the Board is required. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Declaration of Trust provides that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. Therefore, in the event of a termination of the Trust or a fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust or a fund may make redemptions in-kind, for cash or for a combination of cash or securities. Further, in the event of a termination of the Trust or a fund, the Trust or a fund might elect to pay cash redemptions to all shareholders, with an in-kind election for shareholders owning in excess of a certain stated minimum amount.
DTC as Securities Depository for Shares of the Funds.  Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
DTC was created in 1973 to enable electronic movement of securities between its participants (“DTC Participants”), and NSCC was established in 1976 to provide a single settlement system for securities clearing and to serve as central counterparty for securities trades among DTC Participants. In 1999, DTC and NSCC were consolidated within The Depository Trust & Clearing Corporation (“DTCC”) and became wholly-owned subsidiaries of DTCC. The common stock of DTCC is owned by the DTC Participants, but NYSE and FINRA, through subsidiaries, hold preferred shares in DTCC that provide them with the right to elect one member each to the DTCC board of directors. Access to the DTC system is available to entities, such as banks, brokers, dealers and trust companies, that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares of the Fund.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee
74

to be charged to the Trust a listing of the shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Distribution of Shares.  In connection with each Fund's launch, each Fund was seeded through the sale of one or more Creation Units by each Fund to one or more initial investors. Initial investors participating in the seeding may be Authorized Participants, a lead market maker or other third party investor or an affiliate of each Fund or each Fund’s adviser. Each such initial investor may sell some or all of the shares underlying the Creation Unit(s) held by them pursuant to the registration statement for each Fund (each, a “Selling Shareholder”), which shares have been registered to permit the resale from time to time after purchase. Each Fund will not receive any of the proceeds from the resale by the Selling Shareholders of these shares.
Selling Shareholders may sell shares owned by them directly or through broker-dealers, in accordance with applicable law, on any national securities exchange on which the shares may be listed or quoted at the time of sale, through trading systems, in the OTC market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected through brokerage transactions, privately negotiated trades, block sales, entry into options or other derivatives transactions or through any other means authorized by applicable law. Selling Shareholders may redeem the shares held in Creation Unit size by them through an Authorized Participant.
Any Selling Shareholder and any broker-dealer or agents participating in the distribution of shares may be deemed to be “underwriters” within the meaning of Section 2(a)(11) of the 1933 Act, in connection with such sales.
Any Selling Shareholder and any other person participating in such distribution will be subject to applicable provisions of the 1934 Act and the rules and regulations thereunder.
Creation and Redemption of Creation Units
General.  The Trust issues and sells shares of each Fund only in Creation Units on a continuous basis through the Distributor or its agent, without a sales load, at a price based on the Fund's NAV next determined after receipt, on any Business Day (as defined below), of an order received by the Distributor or its agent in proper form. On days when the Listing Exchange or the bond markets close earlier than normal, a Fund may require orders to be placed earlier in the day. The following table sets forth the number of shares of the Fund that constitute a Creation Unit for the Fund and the approximate value of such Creation Unit as of November 30, 2019:
75

Fund	Shares Per Creation Unit	Approximate Value Per Creation Unit (U.S.$)
iShares Interest Rate Hedged Corporate Bond ETF	50,000	$ 4,729,000
iShares Interest Rate Hedged Emerging Markets Bond ETF	50,000	1,217,000
iShares Interest Rate Hedged High Yield Bond ETF	50,000	4,413,000
iShares Interest Rate Hedged Long-Term Corporate Bond ETF	50,000	1,235,500
In its discretion, the Trust reserves the right to increase or decrease the number of a Fund’s shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.
A “Business Day” with respect to each Fund is any day the Fund is open for business, including any day when it satisfies redemption requests as required by Section 22(e) of the 1940 Act. Each Fund is open for business any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, each Listing Exchange observes the following holidays, as observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Fund Deposit.  The consideration for purchase of Creation Units of a Fund generally consists of Deposit Securities and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which will be applicable (subject to possible amendment or correction) to creation requests received in proper form. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of a given Fund until such time as the next-announced Fund Deposit is made available.
The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing the Creation Unit. The Funds generally offer Creation Units partially for cash, but may, in certain circumstances, offer Creation Units solely for cash or solely in-kind.
The identity and number or par value of the Deposit Securities change pursuant to changes in the composition of a Fund's portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the relevant Fund's portfolio.
The Fund Deposit may also be modified to minimize the Cash Component by redistributing the cash to the Deposit Securities portion of the Fund Deposit through “systematic rounding.” The rounding methodology “rounds up” position sizes of securities in the Deposit Securities (which in turn reduces the cash portion). However, the methodology limits the maximum allowed percentage change in weight and share quantity of any given security in the Fund Deposit.
Fund Deposits may also be modified to position a fund towards a forward index rebalance to reflect revisions that account for index additions, deletions, and re-weights.
The Trust may, in its sole discretion, substitute a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security in certain circumstances, including: (i) when instruments are not available in sufficient quantity for delivery; (ii) when instruments are not eligible for transfer through DTC or the clearing process (as discussed below); (iii) when instruments that the Authorized Participant (or an investor on whose behalf the Authorized Participant is acting) are not able to be traded due to a trading restriction; (iv) when delivery of the Deposit Security by the Authorized Participant (or by an investor on whose behalf the Authorized Participant is acting) would be restricted under applicable securities or other local laws; (v) in connection with distribution payments to be made by a Fund; or (vi) in certain other situations.
76

Cash Purchase Method.  Although the Trust does not generally permit partial or full cash purchases of Creation Units of its funds, when partial or full cash purchases of Creation Units are available or specified (Creation Units of the Funds are generally offered partially for cash), they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a partial or full cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser.
Procedures for Creation of Creation Units.  To be eligible to place orders with the Distributor and to create a Creation Unit of the Funds, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC, or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Authorized Participant Agreement”) (discussed below). A Participating Party or DTC Participant who has executed an Authorized Participant Agreement is referred to as an “Authorized Participant.” All shares of the Funds, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.
Role of the Authorized Participant.  Creation Units may be purchased only by or through a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Funds or one of their service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units. Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor's broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current Authorized Participants may be obtained from the Distributor. The Distributor has adopted guidelines regarding Authorized Participants’ transactions in Creation Units that are made available to all Authorized Participants. These guidelines set forth the processes and standards for Authorized Participants to transact with the Distributor and its agents in connection with creation and redemption transactions. In addition, the Distributor may be appointed as the proxy of the Authorized Participant and may be granted a power of attorney under its Authorized Participant Agreement.
Placement of Creation Orders.  Fund Deposits must be delivered through the Federal Reserve System (for cash and U.S. government securities), through DTC (for corporate and municipal securities) or through a central depository account, such as with Euroclear or DTC, maintained by State Street or a sub-custodian (a “Central Depository Account”). Any portion of a Fund Deposit that may not be delivered through the Federal Reserve System or DTC must be delivered through a Central Depository Account. The Fund Deposit transfers made through DTC must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the accounts of the Funds generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through the Federal Reserve System must be deposited by the participant institution in a timely fashion so as to ensure the delivery of the requisite number or amount of Deposit Securities or cash through the Federal Reserve System to the account of the Funds generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through a Central Depository Account must be completed pursuant to the requirements established by the Custodian or sub-custodian for such Central Depository Account generally before 2:00 p.m., Eastern time on the Settlement Date. The “Settlement Date” for all funds is generally the second business day after the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to State Street through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by State Street generally before 3:00 p.m., Eastern time on the Settlement Date. If the Cash Component and the Deposit Securities are not received by 3:00 p.m., Eastern time on the Settlement Date, the creation order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly
77

constituted to reflect the then current NAV of the Funds. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor, provided that the relevant Fund Deposit has been received by the Funds prior to such time.
Purchase Orders.   To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order to purchase shares of a Fund, in proper form, generally before 4:00 p.m., Eastern time on any Business Day to receive that day’s NAV. The Distributor or its agent will notify BFA and the custodian of such order. The custodian will then provide such information to any appropriate sub-custodian. Procedures and requirements governing the delivery of the Fund Deposit are set forth in the procedures handbook for Authorized Participants and may change from time to time. Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor or its agent by the Cutoff Time (as defined below) on such Business Day.
The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Funds, immediately available or same day funds estimated by the Funds to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Cutoff Time of the Funds. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.
The Authorized Participant is responsible for any and all expenses and costs incurred by a Fund, including any applicable cash amounts, in connection with any purchase order.
Timing of Submission of Purchase Orders.  An Authorized Participant must submit an irrevocable order to purchase shares of a Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. Creation Orders must be transmitted by an Authorized Participant in the form required by the Funds to the Distributor or its agent pursuant to procedures set forth in the Authorized Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or its agent or an Authorized Participant. Orders to create shares of a Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the equity markets in the relevant non-U.S. market are closed may not be accepted. Each Fund's deadline specified above for the submission of purchase orders is referred to as the Fund's “Cutoff Time.” The Distributor or its agent, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the Distributor's or its agent's proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance in accordance with a Fund's Cutoff Times as provided in the Authorized Participant Agreement and disclosed in this SAI.
Acceptance of Orders for Creation Units.   Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) and (ii) arrangements satisfactory to the Funds are in place for payment of the Cash Component and any other cash amounts which may be due, the Funds will accept the order, subject to each Fund's right (and the right of the Distributor and BFA) to reject any order until acceptance, as set forth below.
Once a Fund has accepted an order, upon the next determination of the net asset value of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such net asset value. The Distributor or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.
Each Fund reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor or its agent if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of the Trust, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Fund or the Distributor, have an adverse effect on the Fund or the rights of beneficial owners; or (vii) circumstances outside the control of the Fund, the Distributor or its agent and BFA make it impracticable to
78

process purchase orders. The Distributor or its agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Funds, State Street, the sub-custodian and the Distributor or its agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.
Issuance of a Creation Unit.   Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the applicable Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor or its agent and BFA shall be notified of such delivery and the applicable Fund will issue and cause the delivery of the Creation Unit. Creation Units are generally issued on a “T+2 basis” (i.e., two Business Days after trade date). Each Fund reserves the right to settle Creation Unit transactions on a basis other than T+2, including a shorter settlement period, if necessary or appropriate under the circumstances and compliant with applicable law.
To the extent contemplated by an Authorized Participant Agreement with the Distributor, each Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral as set forth in the handbook for Authorized Participants. The Trust may use such collateral at any time to buy Deposit Securities for the Funds. Such collateral must be delivered no later than the time specified by a Fund or its custodian on the contractual settlement date. Information concerning the Funds' current procedures for collateralization of missing Deposit Securities is available from the Distributor or its agent. The Authorized Participant Agreement will permit the Funds to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Funds of purchasing such securities and the collateral including, without limitation, liability for related brokerage, borrowings and other charges.
In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Funds reserve the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by each Fund and the Fund's determination shall be final and binding.
Costs Associated with Creation Transactions.   A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day. If a purchase consists solely or partially of cash, the Authorized Participant may also be required to cover (up to the maximum amount shown below) certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (which may, in certain instances, be based on a good faith estimate of transaction costs). Authorized Participants will also bear the costs of transferring the Deposit Securities to the Funds. Certain fees/costs associated with creation transactions may be waived in certain circumstances. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services.
The following table sets forth each Fund's standard creation transaction fees and maximum additional charge (as described above):
Fund	Standard Creation Transaction Fee	Maximum Additional Charge for Creations*
iShares Interest Rate Hedged Corporate Bond ETF	$ 150	3.0%
iShares Interest Rate Hedged Emerging Markets Bond ETF	300	3.0%
iShares Interest Rate Hedged High Yield Bond ETF	150	3.0%
iShares Interest Rate Hedged Long-Term Corporate Bond ETF	300	3.0%

*	As a percentage of the net asset value per Creation Unit.
79

Redemption of Creation Units.  Shares of a Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor or its agent and only on a Business Day. The Funds will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market.
The Funds generally redeem Creation Units partially for cash. However, the Funds reserve the right to distribute securities and other portfolio instruments in-kind as payment for Creation Units being redeemed. Please see the Cash Redemption Method section below and the following discussion summarizing the in-kind method for further information on redeeming Creation Units of the Funds.
The designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities” or “Redemption Basket”), and an amount of cash (the “Cash Amount,” as described below) (each subject to possible amendment or correction) are applicable, in order to effect redemptions of Creation Units of a Fund until such time as the next announced composition of the Fund Securities and Cash Amount is made available. Procedures and requirements governing redemption transactions are set forth in the handbook for Authorized Participants and may change from time to time.
Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).
The Trust may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security in certain circumstances, including: (i) when the delivery of a Fund Security to the Authorized Participant (or to an investor on whose behalf the Authorized Participant is acting) would be restricted under applicable securities or other local laws or due to a trading restriction; (ii) when the delivery of a Fund Security to the Authorized Participant would result in the disposition of the Fund Security by the Authorized Participant due to restrictions under applicable securities or other local laws; (iii) when the delivery of a Fund Security to the Authorized Participant would result in unfavorable tax treatment; (iv) when a Fund Security cannot be settled or otherwise delivered in time to facilitate an in-kind redemption; or (v) in certain other situations. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder. The Funds generally redeem Creation Units partially for cash. The Redemption Basket may also be modified to minimize the Cash Component by redistributing the cash to the Fund Securities portion of the Redemption Basket through systematically rounding. The rounding methodology allows position sizes of securities in the Fund Securities to be “rounded up,” while limiting the maximum allowed percentage change in weight and share quantity of any given security in the Redemption Basket. Redemption Baskets may also be modified to position a fund towards a forward index rebalance to reflect revisions that account for index additions, deletions, and re-weights.
Cash Redemption Method.   Although the Trust does not generally permit full cash redemptions of Creation Units of its funds or for the Funds, when partial or full cash redemptions of Creation Units are available or specified (e.g., Creation Units of the Funds are generally redeemed partially for cash), to the extent that cash redemptions are offered, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities and other instruments it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.
Costs Associated with Redemption Transactions.  A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the relevant Fund. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day. If a redemption consists solely or partially of cash, the Authorized Participant may also be required to cover (up to the maximum amount shown below) certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the
80

execution of trades resulting from such transaction (which may, in certain instances, be based on a good faith estimate of transaction costs). Authorized Participants will also bear the costs of transferring the Fund Securities from the Fund to their account on their order. Certain fees/costs associated with redemption transactions may be waived in certain circumstances. Investors who use the services of a broker or other financial intermediary to dispose of Fund shares may be charged a fee for such services.
The following table sets forth each Fund's standard redemption transaction fees and maximum additional charge (as described above):
Fund	Standard Redemption Transaction Fee	Maximum Additional Charge for Redemptions*
iShares Interest Rate Hedged Corporate Bond ETF	$ 150	2.0%
iShares Interest Rate Hedged Emerging Markets Bond ETF	300	2.0%
iShares Interest Rate Hedged High Yield Bond ETF	150	2.0%
iShares Interest Rate Hedged Long-Term Corporate Bond ETF	300	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive of the standard redemption transaction fee.
Placement of Redemption Orders.  Redemption requests for Creation Units of the Funds must be submitted to the Distributor or its agent by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of the Fund generally before 4:00 p.m., Eastern time on any Business Day, in order to receive that day's NAV. On days when the Listing Exchange closes earlier than normal, a Fund may require orders to redeem Creation Units to be placed earlier that day. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request.
The Authorized Participant must transmit the request for redemption in the form required by the Funds to the Distributor or its agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time, only a limited number of broker-dealers will have an Authorized Participant Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Funds' transfer agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
A redemption request is considered to be in “proper form” if: (i) an Authorized Participant has transferred or caused to be transferred to the Funds' transfer agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day on which the redemption request is submitted; (ii) a request in form satisfactory to the applicable Fund is received by the Distributor or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above; and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed.
Upon receiving a redemption request, the Distributor or its agent shall notify the applicable Fund and the Fund's transfer agent of such redemption request. The tender of an investor's shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.
A redeeming Authorized Participant, whether on its own account or acting on behalf of a Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.
81

Deliveries of redemption proceeds by a Fund are generally made within two Business Days (i.e., “T+2”). Each Fund reserves the right to settle redemption transactions on a basis other than T+2, including a shorter settlement period, as applicable. For example, each Fund reserves the right to settle redemption transactions and deliver redemption proceeds on another basis to accommodate non-U.S. market holiday schedules, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold) and in certain other circumstances consistent with applicable law.
Although the Trust does not ordinarily permit cash redemptions of Creation Units, in the event that cash redemptions are permitted or required by the Trust, proceeds will be paid to the Authorized Participant redeeming shares as soon as practicable after the date of redemption (within seven calendar days thereafter).
To the extent contemplated by an Authorized Participant's agreement with the Distributor or its agent, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to a Fund, at or prior to the time specified by a Fund or its custodian on the Business Day after the date of submission of such redemption request, the Distributor or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral as set forth in the handbook for Authorized Participants. Such collateral must be delivered no later than the time specified by a Fund or its custodian on the Business Day after the date of submission of such redemption request and shall be held by State Street and marked-to-market daily. The fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the collateral shall be payable by the Authorized Participant. The Authorized Participant Agreement permits the Funds to acquire shares of the Funds at any time and subjects the Authorized Participant to liability for any shortfall between the aggregate of the cost to the Funds of purchasing such shares, plus the value of the Cash Amount, and the value of the collateral together with liability for related brokerage and other charges.
Because the U.S. bond market may be open on days that the Listing Exchange for a Fund is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of such Fund, or purchase or sell shares of such Fund on the Listing Exchange on days when the NAV of such a Fund could be significantly affected by events in the relevant market.
The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund's portfolio securities or determination of its net asset value is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.
Custom Baskets.  Creation and Redemption baskets may differ and each Fund may accept “custom baskets.” A custom basket may include any of the following: (i) a basket that is composed of a non-representative selection of a Fund's portfolio holdings; (ii) a representative basket that is different from the initial basket used in transactions on the same business day; or (iii) a basket that contains bespoke cash substitutions for a single Authorized Participant. Each Fund has adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for certain types of custom baskets. Such policies and procedures provide the parameters for the construction and acceptance of custom baskets that are in the best interests of a Fund and its shareholders, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of BFA who are required to review each custom basket for compliance with those parameters. In addition, when constructing custom baskets for redemptions, the tax efficiency of a Fund may be taken into account. The policies and procedures distinguish among different types of custom baskets that may be used and impose different requirements for different types of custom baskets in order to seek to mitigate against potential risks of conflicts and/or overreaching by an Authorized Participant. BlackRock has established a governance process to oversee basket compliance for the Funds, as set forth in each Fund's policies and procedures.
Taxation on Creations and Redemptions of Creation Units.   An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor. However, the IRS may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.
82

Current U.S. federal income tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.
83

Taxes
The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of a Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to a Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisors with respect to the specific federal, state, local and non-U.S. tax consequences of investing in a Fund. The summary is based on the laws and judicial and administrative interpretations thereof in effect on the date of this SAI, all of which are subject to change, possibly with retroactive effect. References to the Fund will also generally apply to the Underlying Fund as well.
Regulated Investment Company Qualifications.  Each Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, each Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of each Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than a partnership that derives at least 90% of its income from interest, dividends, capital gains and other traditionally permitted RIC income); and (ii) at the close of each quarter of each Fund’s taxable year, (a) at least 50% of the market value of each Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses (other than the securities of other RICs) or the securities of one or more qualified publicly-traded partnerships.
A Fund may be able to cure a failure to derive at least 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax and/or by disposing of certain assets. If, in any taxable year, a Fund fails one of these tests and does not timely cure the failure, that Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by that Fund in computing its taxable income.
Although in general the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. A Fund’s investments in partnerships, including in qualified publicly-traded partnerships, may result in the Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.
Taxation of RICs.  As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. If a Fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, each Fund will be subject to U.S. federal income taxation to the extent any such income or
84

gains are not distributed. Moreover, if a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If a Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.
Short-term capital gain earned by the Underlying Fund will be ordinary income when distributed to the Fund and will not be offset by the Fund’s capital losses. Upon the sale or other disposition by the Fund of shares of the Underlying Fund, the Fund will realize a capital gain or loss which will be long-term or short-term, generally depending on the Fund’s holding period for the shares. Losses realized upon such redemptions may result in a substantial number of “wash sales” and deferral, perhaps indefinitely, of realized losses to the Fund.
Net Capital Loss Carryforwards.  Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, until they have been reduced to zero.
In the event that a Fund were to experience an ownership change as defined under the Internal Revenue Code, the loss carryforwards and other favorable tax attributes of a Fund and the Underlying Funds, if any, may be subject to limitation.
The following Funds had tax basis net capital loss carryforwards as set forth in the table below as of October 31, 2019, the tax year-end for the Funds listed:
Fund	Net Capital Loss Carryforward
iShares Interest Rate Hedged Corporate Bond ETF	$9,006,965
iShares Interest Rate Hedged Emerging Markets Bond ETF	493,536
iShares Interest Rate Hedged High Yield Bond ETF	5,070,240
iShares Interest Rate Hedged Long-Term Corporate Bond ETF	2,504,399
Excise Tax.  A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus at least 98.2% of its capital gain net income for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax. Long-term capital distributions from the Underlying Fund paid in December or, in certain cases, January in satisfaction of this rule will be subject to potential distribution by the Fund in the following calendar year.
Taxation of U.S. Shareholders.  Dividends and other distributions by a Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or capital gain distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.
Each Fund intends to distribute annually to its shareholders substantially all of its net tax-exempt income, investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (at a flat rate of 21%) on the amount retained. In that event, the Fund will report such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit
85

their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the excess of the amount in clause (a) over the amount in clause (b). Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.
Distributions of net realized long-term capital gains, if any, that a Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts.
If an individual receives a regular dividend qualifying for the long-term capital gain rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period, or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.
Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in shares of the Fund, and as a capital gain thereafter (if the shareholder holds shares of the Fund as capital assets). Distributions in excess of a Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount. No deduction would be allowed to an investor for interest on indebtedness incurred or continued to purchase or carry shares of the Fund to the extent the interest deduction would relate to exempt-interest dividends received.
A 3.8% U.S. federal Medicare contribution tax is imposed on net investment income, including, but not limited to, interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly), and of estates and trusts.
Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (i) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (ii) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.
In certain situations, a Fund may, for a taxable year, defer all or a portion of its net capital loss (or if there is no net capital loss, then any net long-term or short-term capital loss) realized after October and its late-year ordinary loss (defined as the sum of the excess of post-October foreign currency and passive foreign investment company (“PFIC”) losses over post-October foreign currency and PFIC gains, plus the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.
Sales of Shares.  Upon the sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in shares of the Fund. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets
86

in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends or capital gains distributions, or by an option, or contract to acquire substantially identical shares, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. The Medicare contribution tax described above will apply to the sale of Fund shares.
If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then, on or before January 31 of the following calendar year, acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.
Backup Withholding.  In certain cases, a Fund will be required to withhold at a 24% rate and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to backup withholding by the IRS; (iii) has failed to certify to a Fund that such shareholder is not subject to backup withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.
Sections 351 and 362.  The Trust, on behalf of each Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Sections 351 and 362 of the Internal Revenue Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.
Taxation of Certain Derivatives.  A Fund’s transactions in zero coupon securities, non-U.S. currencies, forward contracts, options and futures contracts (including options and futures contracts on non-U.S. currencies), to the extent permitted, will be subject to special provisions of the Internal Revenue Code (including provisions relating to “hedging transactions” and “straddles”) that, among other consequences, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.
A Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will
87

be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.
As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). The cost of any payments made by the Fund on a swap transaction will be netted pro rata against both tax exempt and taxable gross income. With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.
Market Discount.  Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount (“OID”). To the extent a Fund does not include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.
Non-U.S. Investments.  Income (including, in some cases, capital gains) received by the Fund from investments in non-U.S. securities may be subject to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of the Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund may elect for U.S. income tax purposes to treat non-U.S. income taxes paid by it as paid by its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such non-U.S. taxes in computing their taxable income and then treat an amount equal to those non-U.S. taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such non-U.S. income tax that must be included in each shareholder’s gross income and the amount which will be available for the deduction or credit. No deduction for non-U.S. taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for non-U.S. taxes may be claimed. Under Section 988 of the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gain or losses on non-U.S. currency, non-U.S. currency forward contracts, certain non-U.S. currency options or futures contracts and the disposition of debt securities denominated in non-U.S. currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.
The Underlying Fund, if invested in non-U.S. securities, may be subject to non-U.S. income taxes and non U.S. financial transactions taxes. Each Underlying Fund that is permitted to do so may elect to “pass through” to its investors, including the Fund, the amount of non-U.S. income taxes paid by the Underlying Fund. The Fund itself will be eligible to elect to “pass through” such amounts to its stockholders and may do so, depending upon circumstances.
Original Issue Discount.  OID on tax-exempt bonds is recognized over the term of the bond and is tax-exempt to the holder of the bond. Special U.S. federal income tax rules apply to inflation-indexed bonds. Generally, all stated interest on such bonds is taken into income by a Fund under its regular method of accounting for interest income. The amount of a positive inflation adjustment, which results in an increase in the inflation-adjusted principal amount of the bond, is treated as original issue discount. The OID is included in a Fund’s gross income ratably during the period ending with the maturity of the bond, under the general OID inclusion rules. The amount of a Fund’s OID in a taxable year with respect to a bond will increase a Fund’s taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, a Fund may need to use other sources of cash to satisfy its distributions for such year. The amount of negative inflation adjustment, which results in a decrease in the inflation-adjusted principal amount of the bond, reduces the amount of interest (including stated, interest, OID, and market discount, if any) otherwise includible in a Fund’s income with respect to the bond for the taxable year.
88

Reporting.  If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Taxation of Non-U.S. Shareholders.  Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by a Fund from net tax-exempt income or long-term capital gains are generally not subject to such withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or IRS Form W-8BEN-E certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the U.S. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, IRS Form W-8BEN-E or other applicable form may be subject to backup withholding at the appropriate rate.
Properly-reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of a Fund’s “qualified net interest income” (generally, a Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which a Fund is at least a 10% shareholder or partner, reduced by expenses that are allocable to such income); or (ii) are paid in respect of a Fund’s “qualified short-term capital gains” (generally, the excess of a Fund’s net short-term capital gain over a Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, a Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
Distributions to certain foreign shareholders by a Fund at least 50% of the assets of which are “U.S. real property interests” (as defined in the Internal Revenue Code and Treasury regulations) at any time during the five-year period ending on the date of the distributions, to the extent the distributions are attributable to gains from sales or exchanges of U.S. real property interests (including shares in certain “U.S. real property holding corporations” such as certain REITs, although exceptions may apply if any class of stock of such a corporation is regularly traded on an established securities market and the Fund has held no more than 5% of such class of stock at any time during the five-year period ending on the date of the distributions), generally must be treated by such foreign shareholders as income effectively connected to a trade or business within the U.S., which is generally subject to tax at the graduated rates applicable to U.S. shareholders, except for distributions to foreign shareholders that held no more than 5% of any class of stock of the Fund at any time during the previous one-year period ending on the date of the distributions. Such distributions may be subject to U.S. withholding tax and may require a foreign shareholder to file a U.S. federal income tax return. In addition, sales or redemptions of shares held by certain foreign shareholders in such a Fund generally will be subject to U.S. withholding tax and generally will require the foreign shareholder to file a U.S. federal income tax return, although exceptions may apply if more than 50% of the value of the Fund’s shares are held by U.S. shareholders or the foreign shareholder selling or redeeming the shares has held no more than 5% of any class of stock of the Fund at any time during the five-year period ending on the date of the sale or redemption.
Provided that more than 50% of the value of a Fund’s stock is held by U.S. shareholders, redemptions and other distributions made in the form of U.S. real property interests (including shares in certain “U.S. real property holding corporations”, although exceptions may apply if any class of stock of such a corporation is regularly traded on an established securities market and the Fund has held no more than 5% of such class of stock at any time during the five-year period ending on the date of the distribution) generally will cause the Fund to recognize a portion of any unrecognized gain in the U.S. real property interests equal to the product of (i) the excess of fair market value of such U.S. real property interests over the
89

Fund’s adjusted bases in such interests and (ii) the greatest foreign ownership percentage of the Fund during the five-year period ending on the date of distribution.
Shareholders that are nonresident aliens or foreign entities are urged to consult their own tax advisors concerning the particular tax consequences to them of an investment in a Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to: (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to: (i) enter into agreements with the IRS that state that they will provide the IRS information including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.
Shares of a Fund held by a non-U.S. shareholder at death will be considered situated within the U.S. and subject to the U.S. estate tax.
The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including consequences under state, local and non-U.S. tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.
Financial Statements
Each Fund's audited Financial Statements, including the Financial Highlights, appearing in the applicable Annual Report to Shareholders and the report therein of PricewaterhouseCoopers LLP, an independent registered public accounting firm, are hereby incorporated by reference in this SAI. The applicable Annual Report to Shareholders, which contains the referenced audited financial statements, is available upon request and without charge.
Miscellaneous Information
Counsel.  Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.
Independent Registered Public Accounting Firm.  PricewaterhouseCoopers LLP, located at Two Commerce Square, 2001 Market Street, Philadelphia, PA 19103, serves as the Trust's independent registered public accounting firm, audits the Funds' financial statements, and may perform other services.
Shareholder Communications to the Board.  The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to iShares Board of Trustees, c/o BlackRock Fund Advisors, iShares Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns shares; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.
90

Investors’ Rights.  Each Fund relies on the services of BFA and its other service providers, including the Distributor, administrator, custodian and transfer agent. Further information about the duties and roles of these service providers is set out in this SAI. Investors who acquire shares of a Fund are not parties to the relevant agreement with these service providers and do not have express contractual rights against the Fund or its service providers, except certain institutional investors that are Authorized Participants may have certain express contractual rights with respect to the Distributor under the terms of the relevant Authorized Participant Agreement. Investors may have certain legal rights under federal or state law against a Fund or its service providers. In the event that an investor considers that it may have a claim against a Fund, or against any service provider in connection with its investment in a Fund, such investor should consult its own legal advisor.
By contract, Authorized Participants irrevocably submit to the non-exclusive jurisdiction of any New York State or U.S. federal court sitting in New York City over any suit, action or proceeding arising out of or relating to the Authorized Participant Agreement. Jurisdiction over other claims, whether by investors or Authorized Participants, will turn on the facts of the particular case and the law of the jurisdiction in which the proceeding is brought.
91

Appendix A1 - iShares ETFs Proxy Voting Policy
BlackRock U.S. Registered Funds
Open-End Fund Proxy Voting Policy
Procedures Governing Delegation of Proxy Voting to Fund Advisers
April 1, 2020
Open-End Mutual Funds (including money market funds)
iShares and BlackRock ETFs
The Boards of Trustees/Directors (“Directors”) of open-end funds (the “Funds”) advised by BlackRock Fund Advisors or BlackRock Advisors, LLC (“BlackRock”), have the responsibility for the oversight of voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate the responsibility to vote proxies to BlackRock, subject to the principles outlined in this Policy, as part of BlackRock’s authority to manage, acquire and dispose of account assets, all as contemplated by the Funds’ respective investment management agreements.
BlackRock has adopted guidelines and procedures (together and as from time to time amended, the “BlackRock Proxy Voting Guidelines”) governing proxy voting by accounts managed by BlackRock.
BlackRock will cast votes on behalf of each of the Funds on specific proxy issues in respect of securities held by each such Fund (or may refrain from voting) in accordance with the BlackRock Proxy Voting Guidelines.
BlackRock will report on an annual basis to the Directors on (1) a summary of all proxy votes that BlackRock has made on behalf of the Funds in the preceding year together with a representation that all votes were in accordance with the BlackRock Proxy Voting Guidelines, and (2) any changes to the BlackRock Proxy Voting Guidelines that have not previously been reported.
A-1

Appendix A2 – BlackRock Global Proxy Voting Policies
BlackRock Investment Stewardship
Global Corporate Governance & Engagement Principles
January 2020
A-2

A-3

INTRODUCTION TO BLACKROCK
BlackRock’s purpose is to help more and more people experience financial well-being. As a fiduciary to our clients, we provide the investment and technology solutions they need when planning for their most important goals. We manage assets on behalf of institutional and individual clients, across a full spectrum of investment strategies, asset classes and regions. Our client base includes pension plans, endowments, foundations, charities, official institutions, insurers and other financial institutions, as well as individuals around the world.
PHILOSOPHY ON CORPORATE GOVERNANCE
BlackRock Investment Stewardship (“BIS”) activities are focused on maximizing long-term value for our clients. BIS does this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.
We believe that there are certain fundamental rights attached to shareholding. Companies and their boards should be accountable to shareholders and structured with appropriate checks and balances to ensure that they operate in shareholders’ best interests. Effective voting rights are central to the rights of ownership and there should be one vote for one share. Shareholders should have the right to elect, remove and nominate directors, approve the appointment of the auditor and to amend the corporate charter or by-laws. Shareholders should be able to vote on matters that are material to the protection of their investment, including but not limited to, changes to the purpose of the business, dilution levels and pre-emptive rights, and the distribution of income and capital structure. In order to make informed decisions, we believe that shareholders have the right to sufficient and timely information.
Our primary focus is on the performance of the board of directors. As the agent of shareholders, the board should set the company’s strategic aims within a framework of prudent and effective controls, which enables risk to be assessed and managed. The board should provide direction and leadership to management and oversee management’s performance. Our starting position is to be supportive of boards in their oversight efforts on shareholders’ behalf and we would generally expect to support the items of business they put to a vote at shareholder meetings. Votes cast against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the best interests of shareholders or have not responded adequately to shareholder concerns. We assess voting matters on a case-by-case basis and in light of each company’s unique circumstances taking into consideration regional best practices and long-term value creation.
These principles set out our approach to engaging with companies, provide guidance on our position on corporate governance and outline how our views might be reflected in our voting decisions. Corporate governance practices can vary internationally, so our expectations in relation to individual companies are based on the legal and regulatory framework of each local market. However, we believe there are overarching principles of corporate governance that apply globally and provide a framework for more detailed, market-specific assessments.
We believe BlackRock has a responsibility in relation to monitoring and providing feedback to companies, sometimes known as “stewardship.” These ownership responsibilities include engaging with management or board members on corporate governance matters, voting proxies in the best long -term economic interests of our clients, and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long -term shareholder value creation. We also believe in the responsibility to our clients to have appropriate resources and oversight structures. Our approach is set out in the section below titled “BlackRock’s oversight of its investment stewardship activities” and is further detailed in a team profile on our website.
CORPORATE GOVERNANCE, ENGAGEMENT AND VOTING
We recognize that accepted standards of corporate governance differ between markets, but we believe there are sufficient common threads globally to identify an overarching set of principles. The objective of our investment stewardship activities is the protection and enhancement of the value of our clients’ investments in public corporations. Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation. We discuss below the principles under six key themes. In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.
The six key themes are:
A-4

•	Boards and directors
•	Auditors and audit-related issues
•	Capital structure, mergers, asset sales and other special transactions
•	Compensation and benefits
•	Environmental and social issues
•	General corporate governance matters and shareholder protections
At a minimum, we expect companies to observe the accepted corporate governance standards in their domestic market or to explain why doing so is not in the interests of shareholders. Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders, we will engage with the company and/or use our vote to encourage a change in practice. In making voting decisions, we perform independent research and analysis, such as reviewing relevant information published by the company and apply our voting guidelines to achieve the outcome we believe best protects our clients’ long -term economic interests. We also work closely with our active portfolio managers, and may take into account internal and external research.
BlackRock views engagement as an important activity; engagement provides us with the opportunity to improve our understanding of the challenges and opportunities that investee companies are facing and their governance structures. Engagement also allows us to share our philosophy and approach to investment and corporate governance with companies to enhance their understanding of our objectives. Our engagements often focus on providing our feedback on company disclosures, particularly where we believe they could be enhanced. There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.
BlackRock’s engagements emphasize direct dialogue with corporate leadership on the governance issues identified in these principles that have a material impact on financial performance. These engagements enable us to cast informed votes aligned with clients’ long-term economic interests. We generally prefer to engage in the first instance where we have concerns and give management time to address or resolve the issue. As a long-term investor, we are patient and persistent in working with our portfolio companies to have an open dialogue and develop mutual understanding of governance matters, to promote the adoption of best practices and to assess the merits of a company’s approach to its governance. We monitor the companies in which we invest and engage with them constructively and privately where we believe doing so helps protect shareholders’ interests. We do not try to micro-manage companies, or tell management and boards what to do. We present our views as a long-term shareholder and listen to companies’ responses. The materiality and immediacy of a given issue will generally determine the level of our engagement and whom we seek to engage at the company, which could be management representatives or board directors.
Boards and directors
The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests. Board members serve as agents of shareholders in overseeing the strategic direction and operation of the company. For this reason, BlackRock focuses on directors in many of our engagements and sees the election of directors as one of our most important responsibilities in the proxy voting context.
We expect the board of directors to promote and protect shareholder interests by:
•	establishing an appropriate corporate governance structure
•	supporting and overseeing management in setting long -term strategic goals, applicable measures of value-creation and milestones that will demonstrate progress, and steps taken if any obstacles are anticipated or incurred
•	ensuring the integrity of financial statements
•	making independent decisions regarding mergers, acquisitions and disposals
•	establishing appropriate executive compensation structures
•	addressing business issues, including environmental and social issues, when they have the potential to materially impact company reputation and performance
There should be clear definitions of the role of the board, the committees of the board and senior management such that the responsibilities of each are well understood and accepted. Companies should report publicly the approach taken to
A-5

governance (including in relation to board structure) and why this approach is in the best interest of shareholders. We will seek to engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company, or the performance of individual board members. We believe that when a company is not effectively addressing a material issue, its directors should be held accountable.
BlackRock believes that directors should stand for re-election on a regular basis. We assess directors nominated for election or re-election in the context of the composition of the board as a whole. There should be detailed disclosure of the relevant credentials of the individual directors in order for shareholders to assess the caliber of an individual nominee. We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders. Common impediments to independence may include but are not limited to:
•	current or former employment at the company or a subsidiary within the past several years
•	being, or representing, a shareholder with a substantial shareholding in the company
•	interlocking directorships
•	having any other interest, business or other relationship which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company
BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non -executive director to chair it or, where the chairman is also the CEO (or is otherwise not independent), an independent lead director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations. The lead independent board director should be available to shareholders in those situations where a director is best placed to explain and justify a company’s approach.
To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. In identifying potential candidates, boards should take into consideration the multiple dimensions of diversity, including personal factors such as gender, ethnicity, and age; as well as professional characteristics, such as a director’s industry, area of expertise, and geographic location. The board should review these dimensions of the current directors and how they might be augmented by incoming directors. We believe that directors are in the best position to assess the optimal size for the board, but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.
There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that shareholders’ interests are best served when the board forms committees of fully independent directors to deal with such matters. In many markets, these committees of the board specialize in audit, director nominations and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party or to investigate a significant adverse event.
Auditors and audit-related issues
Comprehensive disclosure provides investors with a sense of the company’s long-term operational risk management practices and, more broadly, the quality of the board’s oversight. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.
BlackRock recognizes the critical importance of financial statements, which should provide a true and fair picture of a company’s financial condition. We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function. We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.
The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where the audit firm provides services to the company in addition to the audit, the fees earned should be disclosed and explained. Audit committees should have in place a procedure for assessing annually the independence of the auditor.
A-6

Capital structure, mergers, asset sales and other special transactions
The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emptive rights are a key protection for shareholders against the dilution of their interests.
Effective voting rights are central to the rights of ownership and we believe strongly in one vote for one share as a guiding principle that supports good corporate governance. Shareholders, as the residual claimants, have the strongest interest in protecting company value, and voting power should match economic exposure.
We are concerned that the creation of a dual share class may result in an over-concentration of power in the hands of a few shareholders, thus disenfranchising other shareholders and amplifying the potential conflict of interest, which the one share, one vote principle is designed to mitigate. However, we recognize that in certain circumstances, companies may have a valid argument for dual-class listings, at least for a limited period of time. We believe that such companies should review these dual-class structures on a regular basis or as company circumstances change. Additionally, they should receive shareholder approval of their capital structure on a periodic basis via a management proposal in the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.
In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long -term economic interests of shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it enhances long -term shareholder value. We would prefer that proposed transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executives’ and/or board members’ financial interests in a given transaction have not adversely affected their ability to place shareholders’ interests before their own. Where the transaction involves related parties, we would expect the recommendation to support it to come from the independent directors and it is good practice to be approved by a separate vote of the non-conflicted shareholders.
BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We expect any so-called ‘shareholder rights plans’ proposed by a board to be subject to shareholder approval upon introduction and periodically thereafter for continuation.
Compensation and benefits
BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests, particularly generating sustainable long-term shareholder returns. We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize. We encourage companies to ensure that their compensation plans incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee or equivalent board members accountable for poor compensation practices or structures.
BlackRock believes that there should be a clear link between variable pay and company performance that drives shareholder returns. We are not supportive of one-off or special bonuses unrelated to company or individual performance. We acknowledge that the use of peer group evaluation by compensation committees can help ensure competitive pay; however, we are concerned when increases in total compensation at a company are justified solely on peer benchmarking rather than outperformance. We support incentive plans that foster the sustainable achievement of results relative to competitors. The vesting timeframes associated with incentive plans should facilitate a focus on long -term value creation. We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to forgo rewards when they are not justified by actual performance. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practice.
A-7

Non-executive directors should be compensated in a manner that is commensurate with the time and effort expended in fulfilling their professional responsibilities. Additionally, these compensation arrangements should not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.
Environmental and social issues
Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well -managed companies will deal effectively with the material environmental and social (“E&S”) factors relevant to their businesses.
Robust disclosure is essential for investors to effectively gauge companies’ business practices and planning related to E&S risks and opportunities.
BlackRock expects companies to issue reports aligned with the recommendations of the Task Force on Climate -related Financial Disclosures (TCFD) and the standards put forward by the Sustainability Accounting Standards Board (SASB). We view the SASB and TCFD frameworks as complementary in achieving the goal of disclosing more financially material information, particularly as it relates to industry -specific metrics and target setting. TCFD’s recommendations provide an overarching framework for disclosure on the business implications of climate change, and potentially other E&S factors. We find SASB’s industry-specific guidance (as identified in its materiality map) beneficial in helping companies identify and discuss their governance, risk assessments, and performance against these key performance indicators (KPIs). Any global standards adopted, peer group benchmarking undertaken, and verification processes in place should also be disclosed and discussed in this context.
BlackRock has been engaging with companies for several years on disclosure of material E&S factors. Given the increased understanding of sustainability risks and opportunities, and the need for better information to assess them, we specifically ask companies to:
1)	publish a disclosure in line with industry-specific SASB guidelines by year-end, if they have not already done so, or disclose a similar set of data in a way that is relevant to their particular business; and
2)	disclose climate-related risks in line with the TCFD’s recommendations, if they have not already done so. This should include the company’s plan for operating under a scenario where the Paris Agreement’s goal of limiting global warming to less than two degrees is fully realized, as expressed by the TCFD guidelines.
See our commentary on our approach to engagement on TCFD and SASB aligned reporting for greater detail of our expectations.
We will use these disclosures and our engagements to ascertain whether companies are properly managing and overseeing these risks within their business and adequately planning for the future. In the absence of robust disclosures, investors, including BlackRock, will increasingly conclude that companies are not adequately managing risk.
We believe that when a company is not effectively addressing a material issue, its directors should be held accountable. We will generally engage directly with the board or management of a company when we identify issues. We may vote against the election of directors where we have concerns that a company might not be dealing with E&S factors appropriately.
Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of material E&S factors.
In deciding our course of action, we will assess the company’s disclosures and the nature of our engagement with the company on the issue over time, including whether:
•	The company has already taken sufficient steps to address the concern
•	The company is in the process of actively implementing a response
•	There is a clear and material economic disadvantage to the company in the near-term if the issue is not addressed in the manner requested by the shareholder proposal
We do not see it as our role to make social or political judgments on behalf of clients. Our consideration of these E&S factors is consistent with protecting the long-term economic interest of our clients’ assets. We expect investee companies to comply,
A-8

at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where local laws or regulations that significantly impact the company’s operations are contradictory or ambiguous to global norms.
Climate risk
Within the framework laid out above, as well as our guidance on “How BlackRock Investment Stewardship engages on climate risk,” we believe that climate presents significant investment risks and opportunities that may impact the long - term financial sustainability of companies. We believe that the reporting frameworks developed by TCFD and SASB provide useful guidance to companies on identifying, managing, and reporting on climate -related risks and opportunities.
We expect companies to help their investors understand how the company may be impacted by climate risk, in the context of its ability to realize a long-term strategy and generate value over time. We expect companies to convey their governance around this issue through their corporate disclosures aligned with TCFD and SASB. For companies in sectors that are significantly exposed to climate-related risk, we expect the whole board to have demonstrable fluency in how climate risk affects the business and how management approaches assessing, adapting to, and mitigating that risk.
Where a company receives a shareholder proposal related to climate risk, in addition to the factors laid out above, our assessment will take into account the robustness of the company’s existing disclosures as well as our understanding of its management of the issues as revealed through our engagements with the company and board members over time. In certain instances, we may disagree with the details of a climate-related shareholder proposal but agree that the company in question has not made sufficient progress on climate-related disclosures. In these instances, we may not support the proposal, but may vote against the election of relevant directors.
General corporate governance matters and shareholder protections
BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and viability of the companies in which they invest. In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these. The reporting and disclosure provided by companies help shareholders assess whether their economic interests have been protected and the quality of the board’s oversight of management. We believe shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.
BLACKROCK’S OVERSIGHT OF ITS INVESTMENT STEWARDSHIP ACTIVITIES
Oversight
We hold ourselves to a very high standard in our investment stewardship activities, including proxy voting. This function is executed by a team called BlackRock Investment Stewardship (“BIS”) which is comprised of BlackRock employees who do not have other responsibilities other than their roles in BIS. BIS is considered an investment function. The team does not have sales responsibilities.
BlackRock maintains three regional advisory committees (“Stewardship Advisory Committees”) for (a) the Americas; (b) Europe, the Middle East and Africa (“EMEA”); and (c) Asia-Pacific, generally consisting of senior BlackRock investment professionals and/or senior employees with practical boardroom experience. The regional Stewardship Advisory Committees review and advise on amendments to the proxy voting guidelines covering markets within each respective region (“Guidelines”).
In addition to the regional Stewardship Advisory Committees, the Investment Stewardship Global Oversight Committee (“Global Committee”) is a risk-focused committee, comprised of senior representatives from various BlackRock investment teams, BlackRock’s Deputy General Counsel, the Global Head of Investment Stewardship (“Global Head”), and other senior executives with relevant experience and team oversight.
The Global Head has primary oversight of the activities of BIS, including voting in accordance with the Guidelines, which require the application of professional judgment and consideration of each company’s unique circumstances. The Global Committee reviews and approves amendments to these Global Corporate Governance & Engagement Principles. The Global
A-9

Committee also reviews and approves amendments to the regional Guidelines, as proposed by the regional Stewardship Advisory Committees.
In addition, the Global Committee receives and reviews periodic reports regarding the votes cast by BIS, as well as regular updates on material process issues, procedural changes and other risk oversight considerations. The Global Committee reviews these reports in an oversight capacity as informed by the BIS corporate governance engagement program and Guidelines.
BIS carries out engagement with companies, monitors and executes proxy votes, and conducts vote operations (including maintaining records of votes cast) in a manner consistent with the relevant Guidelines. BIS also conducts research on corporate governance issues and participates in industry discussions to keep abreast of important developments in the corporate governance field. BIS may utilize third parties for certain of the foregoing activities and performs oversight of those third parties. BIS may raise complicated or particularly controversial matters for internal discussion with the relevant investment teams and/or refer such matters to the appropriate regional Stewardship Advisory Committees for review, discussion and guidance prior to making a voting decision.
Vote execution
We carefully consider proxies submitted to funds and other fiduciary account(s) (“Fund” or “Funds”) for which we have voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which we have voting authority based on our evaluation of the best long-term economic interests of shareholders, in the exercise of our independent business judgment, and without regard to the relationship of the issuer of the proxy (or any shareholder proponent or dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, or BlackRock employees (see “Conflicts management policies and procedures”, below).
When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with the Guidelines for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Stewardship Advisory Committees. BIS may, in the exercise of their professional judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is required or that an exception to the Guidelines would be in the best long - term economic interests of BlackRock’s clients.
In the uncommon circumstance of there being a vote with respect to fixed income securities or the securities of privately held issuers, the decision generally will be made by a Fund's portfolio managers and/or BIS based on their assessment of the particular transactions or other matters at issue.
In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “share- blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; (vi) regulatory constraints; and (vii) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as share-blocking or overly burdensome administrative requirements.
As a consequence, BlackRock votes proxies on a “best-efforts” basis. In addition, BIS may determine that it is generally in the best interests of BlackRock’s clients not to vote proxies if the costs (including but not limited to opportunity costs associated with share-blocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the proposal.
Portfolio managers have full discretion to vote the shares in the Funds they manage based on their analysis of the economic impact of a particular ballot item. Portfolio managers may from time to time reach differing views on how best to maximize economic value with respect to a particular investment. Therefore, portfolio managers may, and sometimes do, vote shares in the Funds under their management differently from one another. However, because BlackRock’s clients are mostly long-term investors with long-term economic goals, ballots are frequently cast in a uniform manner.
A-10

Conflicts management policies and procedures
BIS maintains the following policies and procedures that seek to prevent undue influence on BlackRock’s proxy voting activity. Such influence might stem from any relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates, or BlackRock employees. The following are examples of sources of perceived or potential conflicts of interest:
•	BlackRock clients who may be issuers of securities or proponents of shareholder resolutions
•	BlackRock business partners or third parties who may be issuers of securities or proponents of shareholder resolutions
•	BlackRock employees who may sit on the boards of public companies held in Funds managed by BlackRock
•	Significant BlackRock, Inc. investors who may be issuers of securities held in Funds managed by BlackRock
•	Securities of BlackRock, Inc. or BlackRock investment funds held in Funds managed by BlackRock
•	BlackRock, Inc. board members who serve as senior executives of public companies held in Funds managed by BlackRock
BlackRock has taken certain steps to mitigate perceived or potential conflicts including, but not limited to, the following:
•	Adopted the Guidelines which are designed to protect and enhance the economic value of the companies in which BlackRock invests on behalf of clients.
•	Established a reporting structure that separates BIS from employees with sales, vendor management or business partnership roles. In addition, BlackRock seeks to ensure that all engagements with corporate issuers, dissident shareholders or shareholder proponents are managed consistently and without regard to BlackRock’s relationship with such parties. Clients or business partners are not given special treatment or differentiated access to BIS. BIS prioritizes engagements based on factors including but not limited to our need for additional information to make a voting decision or our view on the likelihood that an engagement could lead to positive outcome(s) over time for the economic value of the company. Within the normal course of business, BIS may engage directly with BlackRock clients, business partners and/or third parties, and/or with employees with sales, vendor management or business partnership roles, in discussions regarding our approach to stewardship, general corporate governance matters, client reporting needs, and/or to otherwise ensure that proxy-related client service levels are met.
•	Determined to engage, in certain instances, an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest, to satisfy regulatory compliance requirements, or as may be otherwise required by applicable law. In such circumstances, the independent fiduciary provides BlackRock’s proxy voting agent with instructions, in accordance with the Guidelines, as to how to vote such proxies, and BlackRock’s proxy voting agent votes the proxy in accordance with the independent fiduciary’s determination. BlackRock uses an independent fiduciary to vote proxies of (i) any company that is affiliated with BlackRock, Inc., (ii) any public company that includes BlackRock employees on its board of directors, (iii) The PNC Financial Services Group, Inc., (iv) any public company of which a BlackRock, Inc. board member serves as a senior executive, and (v) companies when legal or regulatory requirements compel BlackRock to use an independent fiduciary. In selecting an independent fiduciary, we assess several characteristics, including but not limited to: independence, an ability to analyze proxy issues and vote in the best economic interest of our clients, reputation for reliability and integrity, and operational capacity to accurately deliver the assigned votes in a timely manner. We may engage more than one independent fiduciary, in part in order to mitigate potential or perceived conflicts of interest at an independent fiduciary. The Global Committee appoints and reviews the performance of the independent fiduciar(ies), generally on an annual basis.
When so authorized, BlackRock acts as a securities lending agent on behalf of Funds. With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests. The decision whether to recall securities on loan to vote is based on a formal analysis of the revenue producing value to clients of loans, against the assessed economic value of casting votes. Generally, we expect that the likely economic value to clients of casting votes would be less than the securities lending income, either because, in our assessment, the resolutions being voted on will not have significant economic consequences or because the outcome would not be affected by BlackRock recalling loaned securities in order to vote. BlackRock also may, in our discretion, determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.
Periodically, BlackRock reviews our process for determining whether to recall securities on loan in order to vote and may modify it as necessary.
A-11

Voting guidelines
The issue-specific Guidelines published for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. These Guidelines are not intended to be exhaustive. BIS applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, these Guidelines do not indicate how BIS will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.
Reporting and vote transparency
We inform clients about our engagement and voting policies and activities through direct communication and through disclosure on our website. Each year we publish an annual report, an annual engagement and voting statistics report, and our full voting record to our website. On a quarterly basis, we publish regional reports which provide an overview of our investment stewardship engagement and voting activities during the quarter, including market developments, speaking engagements, and engagement and voting statistics. Additionally, we make public our market-specific voting guidelines for the benefit of clients and companies with whom we engage.
A-12

Appendix A3 – BlackRock U.S. Proxy Voting Policies
BlackRock Investment Stewardship
Corporate Governance and Proxy Voting Guidelines for U.S. Securities
January 2020
A-13

Contents
Introduction	A-16
Voting guidelines	A-16
Boards and directors	A-16
- Director elections	A-16
- Independence	A-16
- Oversight	A-17
- Responsiveness to shareholders	A-17
- Shareholder rights	A-17
- Board composition and effectiveness	A-18
- Board size	A-19
- CEO and management succession planning	A-19
- Classified board of directors / staggered terms	A-19
- Contested director elections	A-19
- Cumulative voting	A-19
- Director compensation and equity programs	A-19
- Majority vote requirements	A-19
- Risk oversight	A-20
- Separation of chairman and CEO	A-20
Auditors and audit-related issues	A-20
Capital structure proposals	A-21
- Equal voting rights	A-21
- Blank check preferred stock	A-21
- Increase in authorized common shares	A-21
- Increase or issuance of preferred stock	A-21
- Stock splits	A-22
Mergers, asset sales, and other special transactions	A-22
- Poison pill plans	A-22
- Reimbursement of expenses for successful shareholder campaigns	A-22
Executive Compensation	A-22
- Advisory resolutions on executive compensation (“Say on Pay”)	A-23
- Advisory votes on the frequency of Say on Pay resolutions	A-23
- Claw back proposals	A-23
- Employee stock purchase plans	A-23
- Equity compensation plans	A-23
- Golden parachutes	A-23
- Option exchanges	A-24
- Pay-for-Performance plans	A-24
- Supplemental executive retirement plans	A-24
Environmental and social issues	A-24
- Climate risk	A-25
- Corporate political activities	A-26
General corporate governance matters	A-26
- Adjourn meeting to solicit additional votes	A-26
- Bundled proposals	A-26
- Exclusive forum provisions	A-26
- Multi-jurisdictional companies	A-26
- Other business	A-27
- Reincorporation	A-27
- IPO governance	A-27
A-14

Contents
Shareholder Protections	A-27
- Amendment to charter / articles / bylaws	A-27
- Proxy access	A-28
- Right to act by written consent	A-28
- Right to call a special meeting	A-28
- Simple majority voting	A-28
A-15

These guidelines should be read in conjunction with the BlackRock Investment Stewardship Global Corporate Governance Guidelines & Engagement Principles.
INTRODUCTION
BlackRock, Inc. and its subsidiaries (collectively, “BlackRock”) seek to make proxy voting decisions in the manner most likely to protect and enhance the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BlackRock Investment Stewardship’s general philosophy and approach to corporate governance issues that most commonly arise in proxy voting for U.S. securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots , as well as our expectations of boards of directors. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.
VOTING GUIDELINES
These guidelines are divided into eight key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders:
•	Boards and directors
•	Auditors and audit-related issues
•	Capital structure
•	Mergers, asset sales, and other special transactions
•	Executive compensation
•	Environmental and social issues
•	General corporate governance matters
•	Shareholder protections
BOARDS AND DIRECTORS
Director elections
In general, BlackRock supports the election of directors as recommended by the board in uncontested elections. However, we believe that when a company is not effectively addressing a material issue, its directors should be held account able. We may withhold votes from directors or members of particular board committees in certain situations, as indicated below .
Independence
We expect a majority of the directors on the board to be independent. In addition, all members of key committees, including audit, compensation, and nominating / governance committees, should be independent. Our view of independence may vary slightly from listing standards.
In particular, common impediments to independence in the U.S. may include:
•	Employment as a senior executive by the company or a subsidiary within the past five years
•	An equity ownership in the company in excess of 20%
•	Having any other interest, business, or relationship which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company
We may vote against directors serving on key committees that we do not consider to be independent.
When evaluating controlled companies, as defined by the U.S. stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.
A-16

Oversight
We expect the board to exercise appropriate oversight over management and business activities of the company. We will consider voting against committee members and / or individual directors in the following circumstances:
•	Where the board has failed to exercise oversight with regard to accounting practices or audit oversight, we will consider voting against the current audit committee, and any other members of the board who may be responsible. For example, this may apply to members of the audit committee during a period when the board failed to facilitate quality, independent auditing if substantial accounting irregularities suggest insufficient oversight by that committee
•	Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue
•	The chair of the nominating / governance committee, or where no chair exists, the nominating / governance committee member with the longest tenure, where the board is not comprised of a majority of independent directors. However, this would not apply in the case of a controlled company
•	Where it appears the director has acted (at the company or at other companies) in a manner that compromises his / her reliability to represent the best long-term economic interests of shareholders
•	Where a director has a pattern of poor attendance at combined board and applicable key committee meetings. Excluding exigent circumstances, BlackRock generally considers attendance at less than 75% of the combined board and applicable key committee meetings by a board member to be poor attendance
•	Where a director serves on an excess number of boards, which may limit his / her capacity to focus on each board’s requirements. The following illustrates the maximum number of boards on which a director may serve, before he / she is considered to be over-committed:

	Public Company CEO	# Outside Public Boards*	Total # of Public Boards
Director A	x	1	2
Director B		3	4

*	In addition to the company under review
Responsiveness to shareholders
We expect a board to be engaged and responsive to its shareholders. Where we believe a board has not substantially addressed shareholder concerns, we may vote against the appropriate committees and / or individual directors. The following illustrates common circumstances:
•	The independent chair or lead independent director, members of the nominating / governance committee, and / or the longest tenured director(s), where we observe a lack of board responsiveness to shareholders, evidence of board entrenchment, and / or failure to promote adequate board succession planning
•	The chair of the nominating / governance committee, or where no chair exists, the nominating / governance committee member with the longest tenure, where board member(s) at the most recent election of directors have received withhold votes from more than 30% of shares voted and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial withhold vote
•	The independent chair or lead independent director and / or members of the nominating / governance committee, where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders’ fundamental rights or long-term economic interests
Shareholder rights
We expect a board to act with integrity and to uphold governance best practices. Where we believe a board has not acted in the best interests of its shareholders, we may vote against the appropriate committees and / or individual directors. The following illustrates common circumstances:
A-17

•	The independent chair or lead independent director and members of the governance committee, where a board implements or renews a poison pill without shareholder approval
•	The independent chair or lead independent director and members of the governance committee, where a board amends the charter / articles / bylaws such that the effect may be to entrench directors or to significantly reduce shareholder rights
•	Members of the compensation committee where the company has repriced options without shareholder approval
•	If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, if we have a concern regarding a committee or committee chair that is not up for re-election, we will generally register our concern by withholding votes from all available members of the relevant committee
Board composition and effectiveness
We encourage boards to periodically renew their membership to ensure relevant skills and experience within the boardroom. To this end, regular performance reviews and skills assessments should be conducted by the nominating / governance committee.
Furthermore, we expect boards to be comprised of a diverse selection of individuals who bring their personal and professional experiences to bear in order to create a constructive debate of competing views and opinions in the boardroom. We recognize that diversity has multiple dimensions. In identifying potential candidates, boards should take into consideration the full breadth of diversity including personal factors, such as gender, ethnicity, and age; as well as professional characteristics, such as a director’s industry, area of expertise, and geographic location. In addition to other elements of diversity, we encourage companies to have at least two women directors on their board. Our publicly available commentary explains our approach to engaging on board diversity.
We encourage boards to disclose their views on:
•	The mix of competencies, experience, and other qualities required to effectively oversee and guide management in light of the stated long-term strategy of the company
•	The process by which candidates are identified and selected, including whether professional firms or other sources outside of incumbent directors’ networks have been engaged to identify and / or assess candidates
•	The process by which boards evaluate themselves and any significant outcomes of the evaluation process, without divulging inappropriate and / or sensitive details
•	The consideration given to board diversity, including, but not limited to, gender, ethnicity, race, age, experience, geographic location, skills, and perspective in the nomination process
While we support regular board refreshment, we are not opposed in principle to long-tenured directors, nor do we believe that long board tenure is necessarily an impediment to director independence. A variety of director tenures within the boardroom can be beneficial to ensure board quality and continuity of experience.
Our primary concern is that board members are able to contribute effectively as corporate strategy evolves and business conditions change, and that all directors, regardless of tenure, demonstrate appropriate responsiveness to shareholders. We acknowledge that no single person can be expected to bring all relevant skill sets to a board; at the same time, we generally do not believe it is necessary or appropriate to have any particular director on the board solely by virtue of a singular background or specific area of expertise.
Where boards find that age limits or term limits are the most efficient and objective mechanism for ensuring periodic board refreshment, we generally defer to the board’s determination in setting such limits.
To the extent that we believe that a company has not adequately accounted for diversity in its board composition within a reasonable timeframe, we may vote against the nominating / governance committee for an apparent lack of commitment to board effectiveness.
A-18

Board size
We typically defer to the board in setting the appropriate size and believe directors are generally in the best position to assess the optimal board size to ensure effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.
CEO and management succession planning
There should be a robust CEO and senior management succession plan in place at the board level that is reviewed and updated on a regular basis. We expect succession planning to cover both long-term planning consistent with the strategic direction of the company and identified leadership needs over time, as well as short-term planning in the event of an unanticipated executive departure. We encourage the company to explain its executive succession planning process, including where accountability lies within the boardroom for this task, without prematurely divulging sensitive information commonly associated with this exercise.
Classified board of directors / staggered terms
We believe that directors should be re-elected annually and that classification of the board generally limits shareholders’ rights to regularly evaluate a board’s performance and select directors. While we will typically support proposals requesting board de-classification, we may make exceptions, should the board articulate an appropriate strategic rationale for a classified board structure, such as when a company needs consistency and stability during a time of transition, e.g. newly public companies or companies undergoing a strategic restructuring. A classified board structure may also be justified at non-operating companies in certain circumstances. We would, however, expect boards with a classified structure to periodically review the rationale for such structure and consider when annual elections might be appropriate.
Without a voting mechanism to immediately address concerns of a specific director, we may choose to vote against or withhold votes from the available slate of directors by default (see “Shareholder rights” for additional detail).
Contested director elections
The details of contested elections, or proxy contests, are assessed on a case-by-case basis. We evaluate a number of factors, which may include: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissident represents the best option for enhancing long -term shareholder value.
Cumulative voting
We believe that a majority vote standard is in the best long -term interest of shareholders. It ensures director accountability via the requirement to be elected by more than half of the votes cast. As such, we will generally oppose proposals requesting the adoption of cumulative voting, which may disproportionately aggregate votes on certain issues or director candidates.
Director compensation and equity programs
We believe that compensation for directors should be structured to attract and retain the best possible directors, while also aligning their interests with those of shareholders. We believe director compensation packages that are based on the company’s long-term value creation and include some form of long-term equity compensation are more likely to meet this goal. In addition, we expect directors to build meaningful share ownership over time.
Majority vote requirements
BlackRock believes that directors should generally be elected by a majority of the shares voted and will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. Some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.
A-19

Risk oversight
Companies should have an established process for identifying, monitoring, and managing key risks. Independent directors should have ready access to relevant management information and outside advice, as appropriate, to ensure they can properly oversee risk management. We encourage companies to provide transparency around risk measurement, mitigation, and reporting to the board. We are particularly interested in understanding how risk oversight processes evolve in response to changes in corporate strategy and / or shifts in the business and related risk environment. Comprehensive disclosure provides investors with a sense of the company’s long -term operational risk management practices and, more broadly, the quality of the board’s oversight. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.
Separation of chairman and CEO
We believe that independent leadership is important in the boardroom. In the U.S. there are two commonly accepted structures for independent board leadership: 1) an independent chairman; or 2) a lead independent director when the roles of chairman and CEO are combined.
In the absence of a significant governance concern, we defer to boards to designate the most appropriate leadership structure to ensure adequate balance and independence.
In the event that the board chooses a combined chair / CEO model, we generally support the designation of a lead independent director if they have the power to: 1) provide formal input into board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. Furthermore, while we anticipate that most directors will be elected annually, we believe an element of continuity is important for this role for an extended period of time to provide appropriate leadership balance to the chair / CEO.
The following table illustrates examples of responsibilities under each board leadership model:
	Combined Chair / CEO Model		Separate Chair Model
	Chair / CEO	Lead Director	Chair
Board Meetings	Authority to call full meetings of the board of directors	Attends full meetings of the board of directors Authority to call meetings of independent directors Briefs CEO on issues arising from executive sessions	Authority to call full meetings of the board of directors
Agenda	Primary responsibility for shaping board agendas, consulting with the lead director	Collaborates with chair / CEO to set board agenda and board information	Primary responsibility for shaping board agendas, in conjunction with CEO
Board Communications	Communicates with all directors on key issues and concerns outside of full board meetings	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning
AUDITORS AND AUDIT-RELATED ISSUES
BlackRock recognizes the critical importance of financial statements to provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee members where the board has failed to facilitate quality, independent auditing. We look to
A-20

the audit committee report for insight into the scope of the audit committee responsibilities, including an overview of audit committee processes, issues on the audit committee agenda, and key decisions taken by the audit committee. We take particular note of cases involving significant financial restatements or material weakness disclosures, and we expect timely disclosure and remediation of accounting irregularities.
The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.
From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.
CAPITAL STRUCTURE PROPOSALS
Equal voting rights
BlackRock believes that shareholders should be entitled to voting rights in proportion to their economic interests. We believe that companies that look to add or already have dual or multiple class share structures should review these structures on a regular basis or as company circumstances change. Companies should receive shareholder approval of their capital structure on a periodic basis via a management proposal on the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders. Equal voting rights
BlackRock believes that shareholders should be entitled to voting rights in proportion to their economic interests. We believe that companies that look to add or already have dual or multiple class share structures should review these structures on a regular basis or as company circumstances change. Companies should receive shareholder approval of their capital structure on a periodic basis via a management proposal on the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.
Blank check preferred stock
We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and as a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote.
Nonetheless, we may support the proposal where the company:
•	Appears to have a legitimate financing motive for requesting blank check authority
•	Has committed publicly that blank check preferred shares will not be used for anti-takeover purposes
•	Has a history of using blank check preferred stock for financings
•	Has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility
Increase in authorized common shares
BlackRock considers industry-specific norms in our analysis of these proposals, as well as a company’s history with respect to the use of its common shares. Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm’s business. The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders.
Increase or issuance of preferred stock
We generally support proposals to increase or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock where the terms of the preferred stock appear reasonable.
A-21

Stock splits
We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse stock splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre- split levels). In the event of a proposal for a reverse split that would not also proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.
MERGERS, ASSET SALES, AND OTHER SPECIAL TRANSACTIONS
BlackRock’s primary concern is the best long-term economic interests of shareholders. While merger, asset sales, and other special transaction proposals vary widely in scope and substance, we closely examine certain salient features in our analyses, such as:
•	The degree to which the proposed transaction represents a premium to the company’s trading price. We consider the share price over multiple time periods prior to the date of the merger announcement. In most cases, business combinations should provide a premium. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply
•	There should be clear strategic, operational, and / or financial rationale for the combination
•	Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and / or board members’ financial interests in a given transaction appear likely to affect their ability to place shareholders’ interests before their own
•	We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions
Poison pill plans
Where a poison pill is put to a shareholder vote by management, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable “qualifying offer clause.” Such clauses typically require shareholder ratification of the pill and stipulate a sunset provision whereby the pill expires unless it is renewed.
These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill at their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.
We generally vote in favor of shareholder proposals to rescind poison pills.
Reimbursement of expenses for successful shareholder campaigns
We generally do not support shareholder proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign. We believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.
EXECUTIVE COMPENSATION
We note that there are both management and shareholder proposals related to executive compensation. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.
A-22

Advisory resolutions on executive compensation (“Say on Pay”)
In cases where there is a Say on Pay vote, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company and in a manner that appropriately addresses the specific question posed to shareholders. In a commentary on our website, entitled “BlackRock Investment Stewardship’s approach to executive compensation,” we explain our beliefs and expectations related to executive compensation practices, our Say on Pay analysis framework, and our typical approach to engagement and voting on Say on Pay.
Advisory votes on the frequency of Say on Pay resolutions
BlackRock will generally support triennial pay frequency votes, but we defer to the board to determine the appropriate timeframe upon which pay should be reviewed. In evaluating pay, we believe that the compensation committee is responsible for constructing a plan that appropriately incentivizes executives for long-term value creation, utilizing relevant metrics and structure to ensure overall pay and performance alignment. In a similar vein, we defer to the board to establish the most appropriate timeframe for review of pay structure, absent a change in strategy that would suggest otherwise.
However, we may support an annual pay frequency vote in some situations, for example, where we conclude that a company has failed to align pay with performance. In these circumstances, we will also consider voting against the compensation committee members.
Claw back proposals
We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices. In addition to fraudulent acts, we also favor recoupment from any senior executive whose behavior caused direct financial harm to shareholders, reputational risk to the company , or resulted in a criminal investigation, even if such actions did not ultimately result in a material restatement of past results. This includes, but is not limited to, settlement agreements arising from such behavior and paid for directly by the company. We typically support shareholder proposals on these matters unless the company already has a robust claw back policy that sufficiently addresses our concerns.
Employee stock purchase plans
We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders. The most common form of employee stock purchase plan (“ESPP”) qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. We will typically support qualified ESPP proposals.
Equity compensation plans
BlackRock supports equity plans that align the economic interests of directors, managers, and other employees with those of shareholders. We believe that boards should establish policies prohibiting the use of equity awards in a manner that could disrupt the intended alignment with shareholder interests (e.g. the use of stock as collateral for a loan; the use of stock in a margin account; the use of stock or an unvested award in hedging or derivative transactions). We may support shareholder proposals requesting the establishment of such policies.
Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions, which allow for the unlimited increase of shares reserved without requiring further shareholder approval after a reasonable time period. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered.
Golden parachutes
We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential pay-out under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company. When determining whether to support or oppose an
A-23

advisory vote on a golden parachute plan, we normally support the plan unless it appears to result in payments that are excessive or detrimental to shareholders. In evaluating golden parachute plans, BlackRock may consider several factors, including:
•	Whether we believe that the triggering event is in the best interest of shareholders
•	Whether management attempted to maximize shareholder value in the triggering event
•	The percentage of total premium or transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment
•	Whether excessively large excise tax gross-up payments are part of the pay-out
•	Whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers
•	Whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company
It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BlackRock may vote against a golden parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.
We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval. We generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current salary and bonus, including equity compensation.
Option exchanges
We believe that there may be legitimate instances where underwater options create an overhang on a company’s capital structure and a repricing or option exchange may be warranted. We will evaluate these instances on a case -by-case basis. BlackRock may support a request to reprice or exchange underwater options under the following circumstances:
•	The company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance
•	Directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; tax, accounting, and other technical considerations have been fully contemplated
•	There is clear evidence that absent repricing, the company will suffer serious employee incentive or retention and recruiting problems
BlackRock may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interest of shareholders.
Pay-for-Performance plans
In order for executive compensation exceeding $1 million USD to qualify for federal tax deductions, related to Section 162(m) of the Internal Revenue Code of 1986, the Omnibus Budget Reconciliation Act (“OBRA”) requires companies to link compensation for the company’s top five executives to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.
Supplemental executive retirement plans
BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
ENVIRONMENTAL AND SOCIAL ISSUES
Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well -managed
A-24

companies will deal effectively with the material environmental and social (“E&S”) factors relevant to their businesses. Robust disclosure is essential for investors to effectively gauge companies’ business practices and planning related to E& S risks and opportunities.
BlackRock expects companies to issue reports aligned with the recommendations of the Task Force on Climate -related Financial Disclosures (TCFD) and the standards put forward by the Sustainability Accounting Standards Board (SASB). We view the SASB and TCFD frameworks as complementary in achieving the goal of disclosing more financially material information, particularly as it relates to industry -specific metrics and target setting. TCFD’s recommendations provide an overarching framework for disclosure on the business implications of climate change, and potentially other E&S factors. We find SASB’s industry-specific guidance (as identified in its materiality map) beneficial in helping companies identify and discuss their governance, risk assessments, and performance against these key performance indicators (KPIs). Any global standards adopted, peer group benchmarking undertaken, and verification process in place should also be disclosed and discussed in this context.
BlackRock has been engaging with companies for several years on disclosure of material E&S factors. Given the increased understanding of sustainability risks and opportunities, and the need for better information to assess them, we specifically ask companies to:
•	Publish disclosures in line with industry specific SASB guidelines by year-end, if they have not already done so, or disclose a similar set of data in a way that is relevant to their particular business; and
•	Disclose climate-related risks in line with the TCFD’s recommendations, if they have not already done so. This should include the company’s plan for operating under a scenario where the Paris Agreement’s goal of limiting global warming to less than two degrees is fully realized, as expressed by the TCFD guidelines.
•	See our commentary on our approach to engagement on TCFD and SASB aligned reporting for greater detail of our expectations.
We will use these disclosures and our engagements to ascertain whether companies are properly managing and overseeing these risks within their business and adequately planning for the future. In the absence of robust disclosures, investors, including BlackRock, will increasingly conclude that companies are not adequately managing risk.
We believe that when a company is not effectively addressing a material issue, its directors should be held accountable. We will generally engage directly with the board or management of a company when we identify issues. We may vote against the election of directors where we have concerns that a company might not be dealing with E&S factors appropriately.
Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of material E&S factors. In deciding our course of action, we will assess the nature of our engagement with the company on the issue over time, including whether:
•	The company has already taken sufficient steps to address the concern
•	The company is in the process of actively implementing a response
•	There is a clear and material economic disadvantage to the company in the near-term if the issue is not addressed in the manner requested by the shareholder proposal
We do not see it as our role to make social, ethical, or political judgments on behalf of clients, but rather, to protect the ir long-term economic interests as shareholders. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.
Climate risk
Within the framework laid out above, as well as our guidance on “How BlackRock Investment Stewardship engages on climate risk,” we believe that climate presents significant investment risks and opportunities that may impact the long- term financial sustainability of companies. We believe that the reporting frameworks developed by TCFD and SASB provide useful guidance to companies on identifying, managing, and reporting on climate-related risks and opportunities.
A-25

We expect companies to help their investors understand how the company may be impacted by climate risk, in the context of its ability to realize a long-term strategy and generate value over time. We expect companies to convey their governance around this issue through their corporate disclosures aligned with TCFD and SASB. For companies in sectors that are significantly exposed to climate-related risk, we expect the whole board to have demonstrable fluency in how climate risk affects the business and how management approaches assessing, adapting to, and mitigating that risk.
Where a company receives a shareholder proposal related to climate risk, in addition to the factors laid out above, our assessment will take into account the robustness of the company’s existing disclosures as well as our understanding of its management of the issues as revealed through our engagements with the company and board members over time. In certain instances, we may disagree with the details of a climate-related shareholder proposal but agree that the company in question has not made sufficient progress on climate-related disclosures. In these instances, we may not support the proposal, but may vote against the election of relevant directors.
Corporate political activities
Companies may engage in certain political activities, within legal and regulatory limits, in order to influence public policy consistent with the companies’ values and strategies, and thus serve shareholders’ best long-term economic interests. These activities can create risks, including: the potential for allegations of corruption; the potential for reputational issues associated with a candidate, party, or issue; and risks that arise from the complex legal, regulatory , and compliance considerations associated with corporate political activity. We believe that companies which choose to engage in political activities should develop and maintain robust processes to guide these activities and to mitigate risks, including a level of board oversight.
When presented with shareholder proposals requesting increased disclosure on corporate political activities, we may consider the political activities of that company and its peers, the existing level of disclosure, and our view regarding the associated risks. We generally believe that it is the duty of boards and management to determine the appropriate level of disclosure of all types of corporate activity, and we are generally not supportive of proposals that are overly prescriptive in nature. We may decide to support a shareholder proposal requesting additional reporting of corporate political activities where there seems to be either a significant potential threat or actual harm to shareholders’ interests, and where we believe the company has not already provided shareholders with sufficient information to assess the company’s management of the risk.
Finally, we believe that it is not the role of shareholders to suggest or approve corporate political activities; therefore we generally do not support proposals requesting a shareholder vote on political activities or expenditures.
GENERAL CORPORATE GOVERNANCE MATTERS
Adjourn meeting to solicit additional votes
We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.
Bundled proposals
We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.
Exclusive forum provisions
BlackRock generally supports proposals to seek exclusive forum for certain shareholder litigation. In cases where a board unilaterally adopts exclusive forum provisions that we consider unfavorable to the interests of shareholders, we will vote against the independent chair or lead independent director and members of the governance committee.
Multi-jurisdictional companies
Where a company is listed on multiple exchanges or incorporated in a country different from its primary listing, we will seek to apply the most relevant market guideline(s) to our analysis of the company’s governance structure and specific proposals
A-26

on the shareholder meeting agenda. In doing so, we typically consider the governance standards of the company’s primary listing, the market standards by which the company governs itself, and the market context of each specific proposal on the agenda. If the relevant standards are silent on the issue under consideration, we will use our professional judgment as to what voting outcome would best protect the long-term economic interests of investors. We expect that companies will disclose the rationale for their selection of primary listing, country of incorporation, and choice of governance structures, in particular where there is conflict between relevant market governance practices.
Other business
We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.
Reincorporation
Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti - takeover protections, legal advantages, and / or cost savings. We will evaluate, on a case-by-case basis, the economic and strategic rationale behind the company’s proposal to reincorporate. In all instances, we will evaluate the changes to shareholder protection under the new charter / articles / bylaws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we may support reincorporation if we determine that the overall benefits outweigh the diminished rights.
IPO governance
We expect boards to consider and disclose how the corporate governance structures adopted upon initial public offering (“IPO”) are in shareholders’ best long-term interests. We also expect boards to conduct a regular review of corporate governance and control structures, such that boards might evolve foundational corporate governance structures as company circumstances change, without undue costs and disruption to shareholders. In our letter on unequal voting structures, we articulate our view that “one vote for one share” is the preferred structure for publicly -traded companies. We also recognize the potential benefits of dual class shares to newly public companies as they establish themselves; however, we believe that these structures should have a specific and limited duration. We will generally engage new companies on topics such as classified boards and supermajority vote provisions to amend bylaws, as we believe that such arrangements may not be in the best interest of shareholders in the long-term.
We will typically apply a one-year grace period for the application of certain director-related guidelines (including, but not limited to, director independence and over-boarding considerations), during which we expect boards to take steps to bring corporate governance standards in line with our expectations.
Further, if a company qualifies as an emerging growth company (an “EGC”) under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we will give consideration to the NYSE and NASDAQ governance exemptions granted under the JOBS Act for the duration such a company is categorized as an EGC. We expect an EGC to have a totally independent audit committee by the first anniversary of its IPO, with our standard approach to voting on auditors and audit -related issues applicable in full for an EGC on the first anniversary of its IPO.
SHAREHOLDER PROTECTIONS
Amendment to charter / articles / bylaws
We believe that shareholders should have the right to vote on key corporate governance matters, including on changes to governance mechanisms and amendments to the charter / articles / bylaws. We may vote against certain directors where changes to governing documents are not put to a shareholder vote within a reasonable period of time, in particular if those changes have the potential to impact shareholder rights ( see “Director elections” herein). In cases where a board’s unilateral adoption of changes to the charter / articles / bylaws promotes cost and operational efficiency benefits for the company and its shareholders, we may support such action if it does not have a negative effect on shareholder rights or the company’s corporate governance structure.
When voting on a management or shareholder proposal to make changes to the charter / articles / bylaws, we will consider in part the company’s and / or proponent’s publicly stated rationale for the changes, the company’s governance profile and history, relevant jurisdictional laws, and situational or contextual circumstances which may have motivated the proposed
A-27

changes, among other factors. We will typically support changes to the charter / articles / bylaws where the benefits to shareholders, including the costs of failing to make those changes, demonstrably outweigh the costs or risks of making such changes.
Proxy access
We believe that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate directors on the company’s proxy card.
In our view, securing the right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to meaningfully participate in the director election process, stimulate board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Proxy access mechanisms should provide shareholders with a reasonable opportunity to use this right without stipulating overly restrictive or onerous parameters for use, and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company, or investors seeking to take control of the board.
In general, we support market-standardized proxy access proposals, which allow a shareholder (or group of up to 20 shareholders) holding three percent of a company’s outstanding shares for at least three years the right to nominate the greater of up to two directors or 20% of the board. Where a standardized proxy access provision exists, we will generally oppose shareholder proposals requesting outlier thresholds.
Right to act by written consent
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process (in order to avoid the waste of corporate resources in addressing narrowly supported interests); and 2) shareholders receive a minimum of 50% of outstanding shares to effectuate the action by written consent. We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that we believe offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.
Right to call a special meeting
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called, in order to avoid the waste of corporate resources in addressing narrowly supported interests. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others. We generally believe that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.
Simple majority voting
We generally favor a simple majority voting requirement to pass proposals. Therefore, we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may support supermajority requirements in those situations.
A-28

Appendix B – Description of Fixed-Income Ratings
A rating is generally assigned to a fixed-income security at the time of issuance by a credit rating agency designated as a nationally recognized statistical rating organization (“NRSRO”) by the SEC. While NRSROs may from time to time revise such ratings, they undertake no obligation to do so, and the ratings given to securities at issuance do not necessarily represent ratings which would be given to these securities on a particular subsequent date.
NRSROs may rate specific investments (e.g., bonds), issuers (e.g., corporations, governments and financial institutions) and/or programs (e.g., commercial paper programs). However, certain types of investments generally are not rated by NRSROs, such as certain government/sovereign obligations, US agency securities, commercial paper, time deposits at financial institutions, and derivative instruments such as credit default swaps. For these types of investments, as well as US Treasury securities (some of which are not rated), where a NRSRO has not rated the specific investment but has rated the investment’s issuer, program, financial institution or underlying reference asset, BFA may consider the investment to have the same NRSRO rating as its issuer, program, financial institution or underlying reference asset, as applicable. In the case of municipal securities, where one NRSRO provides multiple ratings for the same security (e.g., “underlying,” “insured” and/or “enhanced” ratings), BFA may consider the security to have the highest of the multiple ratings.
New issue securities (regardless of type) rarely are rated by a NRSRO at the time of their initial offering. Preliminary prospectuses or term sheets for new issue securities often include an expected rating for the security (as determined by the underwriter and/or issuer) or a NRSRO rating for the issuer of the security. If applicable, when deciding whether to purchase a new issue security that has not yet been rated by a NRSRO, BFA may attribute an expected rating to the security based on: (i) the expected rating of the security set forth in the preliminary prospectus or term sheet for the security; (ii) the NRSRO’s rating for the issuer of the security set forth in the preliminary prospectus or term sheet for the security; or (iii) with respect to asset-backed securities, the rating of a prior issuance having a similar structure or the same sponsor.
Where the investment objective of a Fund is to track the performance of an index that includes credit ratings eligibility criteria as part of its index methodology, a Fund may purchase any security within the index, such security having been determined by the index provider as meeting its credit ratings eligibility criteria. The credit ratings practices of an index provider may differ from BlackRock’s practices, as described above. Further, a Fund may invest, directly or indirectly, in securities that are not rated by a rating agency or securities with a credit rating that differs from the credit rating specified in its index methodology in various circumstances, including where a security is downgraded but not yet removed from an index, following the removal of a security from an index prior to its sale by the Fund or as a result of a corporate action or restructuring affecting an issuer of a security held by a Fund.
Fixed-income securities which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these securities is dependent on the investment adviser’s judgment, analysis and experience in the evaluation of such securities.
Investors should note that the assignment of a rating to a security by an NRSRO may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments or on the likelihood of default.
Securities deemed to be high yield are rated below Baa3 by Moody’s and below BBB- by S&P Global Ratings and Fitch.
The descriptions below relate to general long-term and short-term obligations of an issuer.
Moody’s Ratings
Long-Term Obligations
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative, of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody's appends numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Absence of Rating: Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.
Should no rating be assigned, the reason may be one of the following:
1. An application was not received or accepted.
2. The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.
3. There is a lack of essential data pertaining to the issue or issuer.
4. The issue was privately placed, in which case the rating is not published in Moody’s publications.
Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.
Short-Term Obligations
Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations, generally with an original maturity not exceeding thirteen months.
Moody's employs the following designations to indicate the relative repayment ability of rated issuers:
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
US Municipal Short-Term Debt Obligations
There are three rating categories for short-term municipal obligations that are considered investment grade and are designated as Municipal Investment Grade (MIG). In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
S&P Global Ratings
Long-Term Obligations
AAA: An obligation rated AAA has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment is very strong.
A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB; B; CCC; CC; and C: Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D: An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer.
NR: NR indicates no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.
Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
Short-Term Obligations

A-1: A short-term obligation rated A-1 is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.
A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B: A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.
C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D: A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer.
Municipal Short-Term Obligations
An S&P U.S. municipal note rating reflects S&P Global Ratings opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating.
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3: Speculative capacity to pay principal and interest.
Fitch Ratings
Long-Term Obligations
AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. AA ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. A ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. BBB ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. BB ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B: Highly speculative. B ratings indicate that material credit risk is present.
CCC: Substantial credit risk. CCC ratings indicate that substantial credit risk is present.
CC: Very high levels of credit risk. CC ratings indicate very high levels of credit risk.
C: Exceptionally high levels of credit risk. C indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned RD or D ratings, but are instead rated in the B to C rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA obligation rating category, or to corporate finance obligation ratings in the categories below CCC.
The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.
Short-Term Obligations (Corporate and Public Finance)
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High short-term default risk. Default is a real possibility.
RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
IS-SAI-10A-0820

iShares® U.S. ETF Trust
Statement of Additional Information
Dated February 28, 2020
(as revised August 17, 2020)
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectuses (each, a “Prospectus” and collectively, the “Prospectuses”) for the following series of iShares U.S. ETF Trust (the “Trust”):
Fund	Ticker	Listing Exchange
iShares Short Maturity Bond ETF	NEAR	Cboe BZX
iShares Short Maturity Municipal Bond ETF	MEAR	Cboe BZX
iShares Ultra Short-Term Bond ETF	ICSH	Cboe BZX
The Prospectuses for the above-listed funds (each, a “Fund” and collectively, the “Funds”) are dated February 28, 2020, as amended and supplemented from time to time. Capitalized terms used herein that are not defined have the same meaning as in the applicable Prospectus, unless otherwise noted. The Financial Statements and Notes contained in the applicable Annual Report and Semi-Annual Report of the Trust for the Funds are incorporated by reference into and are deemed to be part of this SAI. A copy of each Fund's Prospectus, Annual Report and Semi-Annual Report may be obtained without charge by writing to the Trust's distributor, BlackRock Investments, LLC (the “Distributor” or “BRIL”), 1 University Square Drive, Princeton, NJ 08540, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com. Each Fund's Prospectus is incorporated by reference into this SAI.
References to the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Securities and Exchange Commission (the “SEC”), SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no action or other relief or permission from the SEC, SEC staff or other authority.
iShares® and BlackRock® are registered trademarks of BlackRock Fund Advisors and its affiliates.

i

Page
Appendix A3 – BlackRock U.S. Proxy Voting Policies	A-13
Appendix B – Description of Fixed-Income Ratings	B-1
v

General Description of the Trust and the Funds
The Trust currently consists of 18 investment series or portfolios. The Trust was organized as a Delaware statutory trust on June 21, 2011 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the SEC under the 1940 Act. The offering of the Trust's shares is registered under the Securities Act of 1933, as amended (the “1933 Act”). This SAI relates to the following Funds:
•	iShares Short Maturity Bond ETF
•	iShares Short Maturity Municipal Bond ETF
•	iShares Ultra Short-Term Bond ETF
The iShares Short Maturity Bond ETF seeks to maximize current income. The Fund uses the Bloomberg Barclays Short-Term Government/Corporate Index as a benchmark to measure its investment returns (the Benchmark Index). The Fund is not an index fund and does not seek to track the performance of the Benchmark Index.
The iShares Short Maturity Municipal Bond ETF seeks to maximize tax-free current income. The Fund uses the Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index as a Benchmark Index to measure its investment returns. The Fund is not an index fund and does not seek to track the performance of the Benchmark Index.
The iShares Ultra Short-Term Bond ETF seeks to provide current income consistent with preservation of capital. The Fund uses the BofA Merrill Lynch 6-month US Treasury Bill Index as a Benchmark Index to measure its investment returns. On January 1, 2020, the name of the index changed from the ICE BofAML 6-Month US Treasury Bill Index to the ICE BofA 6-Month US Treasury Bill Index. The Fund is not an index fund and does not seek to track the performance of the Benchmark Index.
Each Fund is managed by BlackRock Fund Advisors (“BFA” or the “Investment Adviser”), an indirect wholly-owned subsidiary of BlackRock, Inc. The Funds are not money market funds and do not seek to maintain a stable net asset value of $1.00 per share.
Each Fund offers and issues shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit”), generally in exchange for a specified amount of cash. Shares of each Fund are listed for trading on Cboe BZX Exchange, Inc. (“Cboe BZX” or the “Listing Exchange”), a national securities exchange. Shares of each Fund are traded in the secondary market and elsewhere at market prices that may be at, above or below each Fund's NAV. Shares are redeemable only in Creation Units, and, generally, in exchange for a specified amount of cash. Creation Units typically are a specified number of shares, generally 50,000 or multiples thereof.
The Trust reserves the right to permit or require that creations and redemptions of shares are effected fully in cash. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees and other costs associated with creations or redemptions that include a cash portion may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of shares and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.
Exchange Listing and Trading
A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the Shareholder Information section of each Fund's Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the applicable Prospectus.
Shares of each Fund are listed for trading, and trade throughout the day, on the Listing Exchange and in other secondary markets. Shares of certain Funds may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of any Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of a Fund from listing if, among other things: (i) a Fund is no
1

longer eligible to operate in reliance on Rule 6c-11 under the Investment Company Act; (ii) if any of the other listing requirements are not continuously maintained; or (iii) any event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will also remove shares of a Fund from listing and trading upon termination of the Fund.
As in the case of other publicly-traded securities, when you buy or sell shares of a Fund through a broker, you may incur a brokerage commission determined by that broker, as well as other charges.
The Trust reserves the right to adjust the share prices of the Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds or an investor's equity interest in the Funds.
Investment Strategies and Risks
The iShares Short Maturity Bond ETF invests primarily in short-term bonds that provide the potential for current income. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in a portfolio of U.S. dollar-denominated investment grade fixed-income securities that are rated BBB- or higher by S&P Global Ratings and/or Fitch Ratings, Inc. (“Fitch”), or Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”), or, if unrated, determined by the Fund’s management team to be of equivalent quality. The Fund primarily invests in fixed- and floating-rate securities of varying maturities, such as corporate and government bonds, agency securities, instruments of non-U.S. issuers, privately-issued securities, asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”), structured securities, municipal bonds, repurchase agreements, money market instruments and investment companies. The Fund invests in securities issued by financial institutions such as banks, broker-dealers and insurance companies. The Fund may enter into to-be-announced transactions (“TBA transactions”) on a regular basis with respect to the percentage of the portfolio (if any) that consists of mortgage-backed pass-through securities. BFA or its affiliates may advise the money market funds and investment companies in which the Fund may invest. Under normal circumstances, the effective duration of the Fund’s portfolio is expected to be one year or less, as calculated by the Fund’s management team. Effective duration is a measure of the Fund’s price sensitivity to changes in yields or interest rates; however investors should be aware that effective duration is not an exact measurement and may not reliably predict a particular security’s price sensitivity to changes in yield or interest rates. Under normal circumstances, the Fund will also seek to maintain a weighted average maturity that is less than three years. Weighted average maturity is a U.S. dollar-weighted average of the remaining term to maturity of the underlying securities in the Fund’s portfolio. For the purposes of determining the Fund’s weighted average maturity, a security’s final maturity date, or for amortizing securities such as ABS and MBS, its weighted average life, will be used for calculation purposes. The Fund is an actively managed exchange-traded fund (“ETF”) that does not seek to replicate the performance of a specified index. The Fund may also invest in currency contracts for hedging and/or trade settlement purposes.
The iShares Short Maturity Municipal Bond ETF seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in investments the income of which is free from federal income tax. This policy is a fundamental policy of the Fund and may not be changed without a vote of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act. Under normal circumstances, the Fund primarily invests in U.S. dollar-denominated investment-grade short-term fixed- and floating-rate municipal securities with remaining maturities of five years or less, such as municipal bonds, municipal notes and variable rate demand obligations, as well as money market instruments and registered investment companies. Investment-grade securities are rated BBB- or higher by S&P Global Ratings and/or Fitch, or Baa3 or higher by Moody’s, or, if unrated, determined by the Fund’s management team to be of equivalent quality. Municipal bonds include debt obligations issued by or on behalf of a governmental entity or other qualifying issuer that pay interest that is, in the opinion of bond counsel to the issuer at the time of issuance, generally excludable from gross income for U.S. federal income tax purposes. The Fund may invest up to 20% of its net assets in municipal securities that pay interest that is subject to the federal Alternative Minimum Tax (“AMT”). Issuers may be states, territories and possessions of the U.S., including the District of Columbia, and their political subdivisions, agencies and instrumentalities. BFA or its affiliates may advise the money market funds and investment companies in which the Fund may invest. Under normal circumstances, the Fund's effective duration will be 1.2 years or less, as calculated by the Fund’s management team, and it is not expected to exceed 1.5 years. Effective duration is a measure of the Fund’s price sensitivity to changes in yields or interest rates; however, investors should be aware that effective duration is not an exact measurement and may not reliably predict a particular security’s price sensitivity to changes in yield or interest rates. Under normal circumstances, the Fund will also seek to maintain a weighted average
2

maturity that is less than three years. Weighted average maturity is a U.S. dollar-weighted average of the remaining term to maturity of the underlying securities in the Fund’s portfolio. For the purposes of determining the Fund’s weighted average maturity, a security’s final maturity date, or for amortizing securities such as ABS and MBS, its weighted average life, will be used for calculation purposes. The Fund is an actively managed ETF that does not seek to replicate the performance of a specified index. The Fund may, to a limited extent, engage in derivatives transactions that include interest rate futures.
The iShares Ultra Short-Term Bond ETF seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in a portfolio of U.S. dollar-denominated investment-grade fixed- and floating-rate debt securities that are rated BBB- or higher by S&P Global Ratings and/or Fitch, or Baa3 or higher by Moody’s, or, if unrated, determined by the Fund’s management team to be of equivalent quality. Under normal circumstances, the Fund will invest primarily in fixed- and floating-rate securities maturing in three years or less. Short-term investments (generally, securities with original maturities of one year or less) held by the Fund will carry a rating in one of the highest two rating categories of at least one nationally recognized statistical ratings organization (“NRSRO”) (e.g., A-2, P-2 or F2 or better by S&P Global Ratings, Moody’s or Fitch, respectively), or if such investments are unrated, determined to be of comparable quality by the Fund’s management team, at the time of investment. The Fund is an actively managed ETF that does not seek to replicate the performance of a specified index.
Bonds.   A bond is an interest-bearing security issued by a U.S. or non-U.S. company, or U.S. or non-U.S. governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.
An issuer may have the right to redeem or “call” a bond before maturity, in which case a fund may have to reinvest the proceeds at lower market rates. Similarly, a fund may have to reinvest interest income or payments received when bonds mature, sometimes at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less current income than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value. Other types of bonds bear interest at an interest rate that is adjusted periodically. Interest rates on “floating rate” or “variable rate” bonds may be higher or lower than current market rates for fixed-rate bonds of comparable quality with similar final maturities. Because of their adjustable interest rates, the value of “floating rate” or “variable rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds, but their value may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Each Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).
Borrowing.  Each Fund may borrow for temporary or emergency purposes, including to meet payments due from redemptions or to facilitate the settlement of securities or other transactions.
The purchase of securities while borrowings are outstanding may have the effect of leveraging a Fund. The incurrence of leverage increases a Fund’s exposure to risk, and borrowed funds are subject to interest costs that will reduce net income. Purchasing securities while borrowings are outstanding creates special risks, such as the potential for greater volatility in the net asset value of Fund shares and in the yield on a Fund’s portfolio. In addition, the interest expenses from borrowings may exceed the income generated by a Fund’s portfolio and, therefore, the amount available (if any) for distribution to shareholders as dividends may be reduced. BFA may determine to maintain outstanding borrowings if it expects that the benefits to a Fund’s shareholders will outweigh the current reduced return.
3

Certain types of borrowings by a Fund must be made from a bank or may result in a Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede BFA’s management of a Fund’s portfolio in accordance with a Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.
Corporate Bonds.  Certain of the Funds may invest in investment-grade and/or high yield corporate bonds. The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.
Credit Linked Securities.  Among the income producing securities in which the Fund may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed-income markets. For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.
Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among other risks, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments. Some transactions may give rise to a form of economic leverage. These transactions may include, among other things, derivatives, and may expose a Fund to greater risk and increase its costs. Increases and decreases in the value of a Fund’s portfolio will be magnified when the Fund uses leverage.
Currency Transactions.  A currency forward contract is an over-the-counter (“OTC”) obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days greater than two days from the date on which the contract is agreed upon by the parties, at a price set at the time of the contract. A non-deliverable currency forward is an OTC currency forward settled in a specified currency, on a specified date, based on the difference between the agreed-upon exchange rate and the market exchange rate. A currency futures contract is a contract that trades on an organized futures exchange involving an obligation to deliver or acquire a specified amount of a specific currency, at a specified price and at a specified future time. Currency futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency. To the extent required by law, liquid assets committed to futures contracts will be maintained. Certain of the Funds expect to engage in currency transactions for the purpose of hedging against declines in the value of the Funds' assets that are denominated in a non-U.S. currency. The funds may enter into non-U.S. currency transactions to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders or for the purpose of hedging, but may not enter into such contracts for speculative purposes.
The rapid fluctuations in the market prices of currency contracts generally make such investments volatile. Volatility is caused by, among other things: changes in supply and demand relationships; trade, fiscal, monetary and exchange control programs; domestic and foreign political and economic events and policies; and changes in interest rates. A Fund’s trading methods may not take into account all of these factors. In addition, governments from time to time intervene, directly and by regulation, in certain markets, often with the intent to influence prices directly. The effects of governmental intervention may be particularly significant at certain times in the currency markets, and this intervention may cause these markets to move rapidly.
4

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected may be highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, counterparty risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in non-U.S. currency. If BFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving a Fund's performance and may lower the Fund’s return. A Fund could experience losses if the value of its currency positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market or otherwise. In addition, a Fund could incur transaction costs, including trading commissions, in connection with certain non-U.S. currency transactions.
Derivatives.  Certain of the Funds may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Fund to increase or decrease the level of risk to which a Fund is exposed more quickly and efficiently than transactions in other types of instruments. The Funds may use derivatives for hedging purposes. The Funds may also use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if a Fund is primarily seeking to achieve gains, rather than to offset the risk of other positions. When a Fund invests in a derivative for speculative purposes, a Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. Unless otherwise permitted, a Fund may not use any derivatives to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.
Diversification Status.  Each Fund is classified as a diversified fund under the 1940 Act. This means that each Fund may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, each Fund may invest more than 5% of its assets in one issuer. Under the 1940 Act, each Fund cannot change its classification from diversified to non-diversified without shareholder approval.
Each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Funds and may make it less likely that the Funds will meet its investment objective.
Dollar Rolls.  A dollar roll transaction involves a sale by a Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and a similar maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls. At the time the Fund enters into a dollar roll transaction, BFA will designate assets on its books and records in an amount equal to the amount of the Fund’s commitments and will subsequently monitor the account to ensure that its value is maintained.
Dollar rolls involve the risk that the market value of the securities subject to the Fund’s forward purchase commitment may decline below, or the market value of the securities subject to the Fund’s forward sale commitment may increase above, the exercise price of the forward commitment. In the event the buyer of the securities files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the current sale portion of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to purchase the similar securities in the forward transaction. Dollar rolls are speculative techniques that can be deemed to involve leverage. At the time the Fund sells
5

securities and agrees to repurchase securities at a future date, the Fund will segregate liquid assets with a value equal to the repurchase price. The Fund may engage in dollar roll transactions to enhance return. Each dollar roll transaction is accounted for as a sale or purchase of a portfolio security and a subsequent purchase or sale of a substantially similar security in the forward market. Successful use of mortgage dollar rolls may depend upon BFA’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.
Floating and Variable Rate Securities.  Certain of the Funds may invest in debt instruments that pay a variable coupon rate. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. The impact of interest rate changes on floating rate investments is typically mitigated by the periodic interest rate reset of the investments. Benchmark interest rates used for floating and variable rate securities, such as the London Interbank Offer Rate (LIBOR), may not accurately track market interest rates.
Futures, Options on Futures and Securities Options.  Futures contracts, options on futures and securities options may be used by a Fund to facilitate trading or to reduce transaction costs. Each Fund may enter into futures contracts and options on futures that are traded on a U.S. or non-U.S. futures exchange. Each Fund will not use futures, options on futures or securities options for speculative purposes. Each Fund intends to use futures and options on futures in accordance with Rule 4.5 of the Commodity Futures Trading Commission (the “CFTC”) promulgated under the Commodity Exchange Act (“CEA”). BFA, with respect to certain Funds, has claimed an exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 so that BFA, with respect to such Funds, is not subject to registration or regulation as a commodity pool operator under the CEA. See the Regulation Regarding Derivatives section of this SAI for more information.
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Each Fund may enter into futures contracts to purchase securities indexes when BFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is similar to a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract if all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” will be made to and from the broker daily as the price of the instrument or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, each Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract. To the extent required by law, each Fund will segregate liquid assets in an amount equal to its delivery obligations under the futures contracts. An option on a futures contract, as contrasted with a direct investment in such a contract, gives the purchaser the right, but no obligation, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed-upon price per share, also known as the “strike price,” less the premium received from writing the put. Certain of the Funds may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of their portfolio securities or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.
A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at an exercise price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to
6

increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Each Fund may purchase or sell securities options on a U.S. or non-U.S. securities exchange or in the OTC market through a transaction with a dealer. Options on a securities index are typically settled on a net basis based on the appreciation or depreciation of the index level over the strike price. Options on single name securities may be cash- or physically-settled, depending upon the market in which they are traded. Options may be structured so as to be exercisable only on certain dates or on a daily basis. Options may also be structured to have conditions to exercise (i.e., “Knock-in Events”) or conditions that trigger termination (i.e., “Knock-out Events”). Investments in futures contracts and other investments that contain leverage may require each Fund to maintain liquid assets in an amount equal to its delivery obligations under these contracts and other investments. Generally, each Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to “cash-settle,” each Fund maintains liquid assets in an amount at least equal to the Fund’s daily marked-to-market obligation (i.e., each Fund’s daily net liability, if any), rather than the contracts’ notional value (i.e., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, each Fund may employ leverage to a greater extent than if the Fund were required to set aside assets equal to the futures contracts’ full notional value. Each Fund bases its asset maintenance policies on methods permitted by the SEC and its staff and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff. Changes in SEC guidance regarding the use of derivatives by registered investment companies may adversely impact a Fund’s ability to invest in futures, options or other derivatives or make investments in such instruments more expensive.
Hedging.  Hedging is a strategy in which a derivative is used to offset particular risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a Fund or if the cost of the derivative outweighs the benefit of the hedge. Establishment of hedges, if not tailored properly or timed in accordance with market changes, may not be effective in meeting a Fund’s intended objectives. This is due to the fact that hedging also involves correlation risk, i.e., the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on each Fund’s ability to hedge effectively its portfolio. There is also a risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker or other intermediary with whom a Fund has an open position in a swap, an option, a futures contract, a related option or another hedging instrument. In certain falling interest rate environments, the Fund’s hedging strategy could result in disproportionately larger losses in its short U.S. Department of the Treasury (“U.S. Treasury”) futures and interest rate swaps positions as compared to gains in the long corporate bond positions attributable to interest rate changes. There is no guarantee that the Fund will have positive returns, even in environments of sharply rising Treasury interest rates in which the Fund’s short positions might be expected to mitigate the effects of such rises. The Fund will incur expenses when entering into short positions. There can be no assurance that the Fund’s hedging strategies will be effective.
High Yield Securities.  Certain Funds may invest in non-investment grade securities. Non-investment grade or “high yield” fixed-income or convertible securities, commonly known to investors as “junk bonds” or “high yield bonds,” are generally debt securities that are rated below investment grade by one or more of the major rating agencies or are unrated securities that BFA believes are of comparable quality. While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than securities that have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield securities will generally be in the lower rating categories of recognized rating agencies (rated below Baa3 by Moody's and below BBB- by S&P Global Ratings or Fitch) or be unrated. The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield securities are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest in accordance with the terms of the obligation and may have more credit risk than higher rated securities.
The major risks of high yield bond investments include the following:
•	High yield bonds may be issued by less creditworthy issuers. These securities are vulnerable to adverse changes in the issuer’s industry or to general economic conditions. Issuers of high yield bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.
•	The issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of
7

investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer’s ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing. Issuers of high yield securities are often in the growth stage of their development and/or involved in a reorganization or takeover.
•	High yield bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations, which will potentially limit a Fund’s ability to fully recover principal, to receive interest payments when senior securities are in default or to receive restructuring benefits paid to holders of more senior classes of debt. Thus, investors in high yield securities frequently have a lower degree of protection with respect to principal and interest payments than do investors in higher rated securities.
•	High yield bonds frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If an issuer redeems the high yield bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.
•	Prices of high yield bonds are subject to extreme fluctuations. Negative economic developments may have a greater impact on the prices of high yield bonds than on those of other higher rated fixed-income securities.
•	The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and, participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, a Fund may have difficulty disposing of certain high yield securities due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Fund's assets. Market quotations on high yield securities are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale. When the secondary market for high yield securities becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value such securities, and judgment plays a more important role in determining such valuations.
•	A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.
•	The high yield bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield securities may be affected by legislative and regulatory developments. These developments could adversely affect a Fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield securities, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.
Inflation-Protected Obligations.   Certain of the Funds may invest in inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS.” TIPS are a type of U.S. government obligation issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation - a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, the consumer price index (“CPI”), and TIPS’ principal payments are adjusted according to changes in the CPI. A fixed-coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.
8

Lease Obligations.  Certain of the Funds may hold participation certificates in a lease, an installment purchase contract, or a conditional sales contract (“lease obligations”). BFA will monitor the credit standing of each borrower and each entity providing credit support and/or a put option relating to lease obligations. In determining whether a lease obligation is liquid, BFA will consider, among other factors, the following: (i) whether the lease can be cancelled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee’s general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) in the case of a municipal lease, the likelihood that the municipality would discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an “event of non-appropriation”); (v) legal recourse in the event of failure to appropriate; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor’s ability to utilize substitute property or services other than those covered by the lease obligation.
Lending Portfolio Securities.  Each Fund may lend portfolio securities to certain borrowers that BFA determines to be creditworthy, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of the Fund if, as a result, the aggregate value of all securities loaned by the Fund exceeds one-third of the value of the Fund's total assets (including the value of the collateral received). A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives, by way of substitute payment, the value of any interest or cash or non-cash distributions paid on the loaned securities that it would have received if the securities were not on loan.
With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Funds are typically compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is typically compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or money market funds, including those affiliated with BFA; such investments are subject to investment risk.
Each Fund conducts its securities lending pursuant to an exemptive order from the SEC permitting it to lend portfolio securities to borrowers affiliated with the Fund and to retain an affiliate of the Fund to act as securities lending agent. To the extent that a Fund engages in securities lending, BlackRock Institutional Trust Company, N.A. (“BTC”) acts as securities lending agent for the Fund, subject to the overall supervision of BFA. BTC administers the lending program in accordance with guidelines approved by the Trust's Board of Trustees (the “Board,” the trustees of which are the “Trustees”).
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for a Fund. A Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments received by a Fund representing dividends paid on securities loaned out by the Fund will not be considered qualified dividend income. BTC will take into account the tax effects on shareholders caused by this difference in connection with a Fund’s securities lending program. Substitute payments received on tax-exempt securities loaned out will not be tax-exempt income.
Liquidity Risk Management.  Rule 22e-4 under the Investment Company Act (the “Liquidity Rule”) requires open-end funds, including ETFs such as the Funds, to establish a liquidity risk management program (the “Liquidity Program”) and enhance disclosures regarding fund liquidity. As required by the Liquidity Rule, the Funds have implemented a Liquidity Program, and the Board, including a majority of the Independent Trustees of the Trust, has appointed BFA as the administrator of the Liquidity Program. Under the Liquidity Program, BFA assesses, manages, and periodically reviews each Fund’s liquidity risk and classifies each investment held by a Fund as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The Liquidity Rule defines “liquidity risk” as the risk that a Fund could not meet requests to redeem shares issued by a Fund without significant dilution of the remaining investors’ interest in a Fund. The liquidity of a Fund's portfolio investments is determined based on relevant market, trading and investment-specific considerations under
9

the Liquidity Program. There are exclusions from certain portions of the liquidity risk management program requirements for “in-kind” ETFs, as defined in the Liquidity Rule. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, a Fund can expect to be exposed to greater liquidity risk.
Mezzanine Investments.  Certain of the Funds may invest in certain securities known as mezzanine investments, which are subordinated debt securities which are generally issued in private placements in connection with an equity security (e.g., with attached warrants). Such mezzanine investments may be issued with or without registration rights. Maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.
Mortgage-Backed Pass-Through Securities.  Certain of the Funds may invest in mortgage backed pass-through securities issued by Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or the Government National Mortgage Association (“Ginnie Mae”). In the basic mortgage-backed pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.
An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage-backed securities (“MBS”) is difficult to predict and can impact the subsequent cash flows, value and yield of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome.
For these and other reasons, the iShares Short Maturity Bond ETF and iShares Ultra Short-Term Bond ETF seek to obtain exposure to the fixed-rate portion of the U.S. agency MBS, which represent a significant portion of the Fund's portfolio, primarily through the use of TBA transactions. “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency MBS, and not to a separate type of MBS. Most transactions in fixed-rate MBS occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date. Each Fund intends to use TBA transactions in several ways. For example, each Fund expects that it will regularly enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA roll.” In a TBA roll, each Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of MBS. In addition, each Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of MBS stipulated in the TBA agreement. Neither Fund is required to use TBA transactions to gain exposure to mortgage pools, and each Fund may choose to purchase those interests in any manner believed by BFA to be in the best interest of the Fund. Each Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover, higher transaction costs, and to pay higher capital gain distributions to shareholders (which may be taxable) than other iShares funds that do not use TBA rolls.
The iShares Short Maturity Bond ETF and iShares Ultra Short-Term Bond ETF intend to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements or other high-quality, liquid short-term instruments, including money market funds advised by BFA. Each Fund will assume its pro rata share of fees and expenses of any money market fund that it may invest in, in addition to the Fund's own fees and expenses.
Municipal Insurance.  A municipal security may be covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).
Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal security in the event of default by the issuer, and cover a municipal security to its maturity, enhancing its credit quality and value.
10

Municipal security insurance does not insure against market fluctuations or fluctuations in each of the Fund's share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent, or (iii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.
Because a significant portion of the municipal securities issued and outstanding are insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.
Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or if the market discounts the value of the insurance provided by the insurer, the value of the municipal security would be more, if not entirely, dependent on the rating of the municipal security independent of insurance.
Municipal Securities.  The Funds invest in securities issued in the U.S. market by U.S. states and territories, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities (“municipal securities”), the interest payments of which are not subject to U.S. federal income tax. The municipal securities which such Funds may purchase include general obligation bonds and limited obligation bonds (or “Revenue Bonds”), including industrial development bonds issued pursuant to former U.S. federal tax law.
General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Revenue Bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue Bonds that are issued to finance a particular project often depend on revenues from that project to make principal and interest payments. Adverse conditions and developments affecting a particular project can result in lower revenues to the issuer of the municipal securities. Additionally, the market values of Revenue Bonds may decline in times of higher inflation to the extent that revenues are fixed income streams. In other instances, the prices that certain Revenue Bond issuers are able to charge users of their assets may be linked to inflation, whether by government regulation, contractual arrangement or other factors. In this case, changes in the rate of inflation may affect the issuer’s revenues. Additionally, rising interest rates could result in higher costs of capital for issuers of both general obligation bonds and Revenue Bonds, which could negatively impact their ability to meet payment obligations.
The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, than non-municipal securities. In addition, the municipal securities market is generally characterized as a buy and hold investment strategy. As a result, the accessibility of municipal securities in the market is generally greater closer to the original date of issue of the securities and lessens as the securities move further away from such issuance date.
Some longer-term municipal securities give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request - usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility.
Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.
Prices and yields on municipal securities are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are
11

subject to change from time to time. Information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly-traded. As a result, municipal securities may be more difficult to value than securities of public corporations.
Obligations of issuers of municipal securities are subject to insolvency concerns and, unlike obligations of corporate issuers, may not be subject to resolution in the event of insolvency or default through a bankruptcy proceeding. The U.S. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. In addition, municipal securities are subject to the risk that their tax treatment could be changed, thereby affecting the value of outstanding municipal securities. There is also the possibility that as a result of litigation or other conditions, such as passing of a referendum, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s municipal securities in the same manner.
Additionally, certain municipal securities are issued by entities dependent on revenue from a particular sector and thus are subject to the specific risks associated with that sector. These sectors are described in more detail below.
Risk of Investing in Health Care-Related Municipal Securities. Changes to state or federal policy tied to health care services could adversely affect the value of municipal securities backed by revenue from public hospitals and other health care facilities. Regulatory changes that govern cost reimbursements to health care providers under government-funded programs such as Medicare and Medicaid, including policies that award exclusive contracts to certain hospitals, may adversely affect the revenue streams backing certain municipal securities. Additionally, the expansion of healthcare facilities by some issuers may be subject to “determinations of need” by various regulators or other authorities. This process not only generally increases the time and expenses such expansions entail, but also makes expansion plans uncertain, thus potentially limiting the revenue and growth of healthcare facility operators. Moreover, local, state and federal governmental bodies are under increasing pressure to reduce medical spending and control healthcare costs, which could both adversely affect regulatory processes and public funding available for healthcare services and facilities. The value of healthcare-related municipal securities could also be affected by a variety of other factors that impact the underlying healthcare facilities including demand for services, the ability of the health care facility to provide the services required, competition with other facilities, and expenses (such as malpractice insurance premiums).
Risk of Investing in Infrastructure-Related Municipal Securities. Entities that issue municipal securities related to infrastructure (“infrastructure issuers”) may be subject to a variety of factors that could adversely affect their capacity to make principal and interest payments, such as high interest costs in connection with capital construction programs, high degrees of leverage, costs associated with governmental, environmental and other regulations, the effects of economic slowdowns, increased competition from other providers of services, uncertainties concerning costs, the level of government spending on infrastructure projects, and other factors. Such issuers may be adversely affected by commodity price volatility, changes in exchange rates, import controls, depletion of resources, technological developments, and labor relations. Infrastructure issuers can be significantly affected by government spending policies.
Leverage Risk. Infrastructure issuers can be highly indebted, which increases investment risk and other risks normally associated with debt financing, which could adversely affect such an issuer’s operations and the market value of related municipal securities in periods of rising interest rates.
Operations Risk. The failure of an infrastructure issuer to carry adequate insurance or to operate its assets appropriately could lead to significant losses. Infrastructure may be adversely affected by environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts.
Regulatory Risk. Infrastructure projects may be subject to significant regulation by various governmental authorities and also may be affected by regulation of rates charged to customers, service interruption due to environmental, operational or other events, the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
Strategic Asset Risk. Infrastructure issuers may control significant strategic assets (e.g., major pipelines or highways), which are assets that have a national or regional profile, and may have monopolistic characteristics. Given their national or regional profile or irreplaceable nature, strategic assets could generate additional risk not common in other industry sectors and they may be targeted for terrorist acts or adverse political actions.
12

User Risk. Infrastructure issuers can be dependent upon a narrow user base. If these users do not patronize infrastructure projects as expected, significant revenues could be lost and may not be replaceable, in which case infrastructure issuers may fail to pay their obligations.
Risk of Investing in Municipal Securities Issued By School Districts. School districts rely, in part, on funding appropriations from, among others, the federal government and state governments. As a result, municipal securities issued by school districts may be adversely affected by political and economic changes at the state or federal levels, such as decreased tax or other revenues, spending reductions or changes in appropriations. Investors in these securities, similar to investors in municipal securities generally, face heightened risk of loss upon insolvency of the school district issuers because there is often no ready source of funding to pay the bonds other than the local tax base, which a bankruptcy court or administrator does not control.
Risk of Investing in Transportation Infrastructure-Related Municipal Securities. The transportation infrastructure industry may be adversely affected by economic changes, increases in fuel and other operating costs, labor relations, insurance costs, and, in many jurisdictions, the effects of regulatory changes or other government decisions. Municipal securities that are issued to finance a particular transportation project (e.g., toll roads) often depend on revenues from that project to make principal and interest payments.
Risk of Investing in Utility-Related Municipal Securities. Certain municipal securities are issued by public bodies, including state and municipal utility authorities, to, among other things, finance the operation or expansion of utility entities. Various future economic and other conditions may adversely affect utility entities, including inflation, increases in financing requirements, increases in raw material costs and other operating costs, changes in demand for services and the effects of environmental and other governmental regulations. Certain utilities are subject to specific risks. For example, gas utilities are subject to risks of supply conditions and increased competition from other providers of utility services. In addition, gas utilities are affected by gas prices, which may be magnified to the extent that a gas utility enters into long-term contracts for the purchase or sale of gas at a fixed price, since such prices may change significantly and to the disadvantage of the gas utility.
The types of municipal securities in which the Funds may invest include, but are not limited, to the following:
Industrial Development Bonds
Industrial development bonds generally are also Revenue Bonds and thus are not payable from the issuer’s general revenues. The credit and quality of industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).
Private Activity Bonds
The Funds may invest in private activity bonds, which are bonds issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current U.S. federal tax laws place substantial limitations on the size of such issues.
Municipal Notes
Municipal notes (also known as municipal commercial paper) are shorter-term municipal debt obligations. They may provide interim financing in anticipation of tax collection, receipt of grants, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, repayment on a municipal note may be delayed or the note may not be fully repaid, and the Funds may lose money.
Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to the Funds since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only out of the assets, if any, that remain after secured creditors are repaid.
13

New or Unseasoned Municipal Issuers.  A Fund may invest in municipal securities issued by entities that have not previously issued securities or that do not have an extensive history of issuing securities. Information regarding these issuers may be more limited than for other issuers. Securities of these issuers may be subject to volatility in their prices and may have a limited trading market, which could adversely affect a Fund’s ability to dispose of them and could reduce the price a Fund might be able to obtain for them.
Non-U.S. Securities.  Certain obligations or securities of non-U.S. issuers may be deemed to be located in a particular country if: (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country, (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its assets situated in such country or, (iv) the issuer is the government of the particular country.
Privately Issued Securities.   Certain of the Funds may invest in privately issued securities, including those that may be resold only in accordance with Rule 144A or Regulation S under the 1933 Act (“Restricted Securities”). Restricted Securities are not publicly-traded and are subject to a variety of restrictions, which limit a purchaser's ability to acquire or resell such securities. Accordingly, the liquidity of the market for specific Restricted Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund.
Ratings.  An investment-grade rating generally means the security or issuer is rated investment-grade by one or more of Moody’s, S&P Global Ratings, Fitch, or another credit rating agency designated as a NRSRO by the SEC, or is unrated but considered to be of equivalent quality by BFA. Generally, bonds rated Baa3 or above by Moody’s or BBB- or above by S&P Global Ratings and Fitch are considered “investment-grade” securities, bonds rated Baa are considered medium grade obligations subject to moderate credit risk and may possess certain speculative characteristics, while bonds rated BBB are regarded as having adequate capacity to meet financial commitments. In recent years, the U.S. and certain other countries experienced a credit rating downgrade; these downgrades or additional downgrades in the future may result in the deterioration of investor confidence.
Subsequent to purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below an investment-grade rating. Bonds rated lower than Baa3 by Moody’s or BBB- by S&P Global Ratings or Fitch are generally considered below investment-grade quality and are obligations of issuers that are generally considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such lower-rated securities are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk. Please see Appendix B of this SAI for a description of each rating category of Moody's, S&P Global Ratings and Fitch and BFA's treatment of investments that are not rated by any of the rating agencies.
Regulation Regarding Derivatives.  The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”) or (ii) markets itself as providing investment exposure to such instruments. The CFTC also subjects advisers to registered investment companies to regulation by the CFTC if the registered investment company invests in one or more commodity pools. To the extent a Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and intends not to market itself as a “commodity pool” or a vehicle for trading such instruments.
BFA has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA with respect to the Funds. BFA is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA with respect to the Funds.
The iShares Short Maturity Bond ETF and iShares Ultra Short-Term Bond ETF (the “No-Action Letter Funds”) may also have investments in “underlying funds” (and such underlying funds themselves may invest in underlying funds) not advised by BFA (the term “underlying fund” for purposes of the no-action letter referenced below may include, but is not limited to, certain securitized vehicles, mortgage or international real estate investment trusts, business development companies and, investment companies that may invest in CFTC Derivatives or in any of the foregoing), and therefore may be viewed by the CFTC as commodity pools. BFA has no transparency into the holdings of these underlying funds because they are not advised by BFA. To address this issue of lack of transparency, the CFTC staff issued a no-action letter on November 29, 2012 permitting the adviser of a fund that invests in such underlying funds and that would otherwise have filed a claim of exclusion pursuant to CFTC Rule 4.5 to delay registration as a “commodity pool operator” until six months from the date on which the CFTC issues additional guidance on the treatment of CFTC Derivatives held by underlying funds. BFA, the adviser
14

of the No-Action Letter Funds, has filed a claim with the CFTC for the Funds to rely on this no-action relief. Accordingly, BFA is not currently subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Funds.
Derivative contracts, including, without limitation, swaps, currency forwards, and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the U.S. and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Swaps, non-deliverable forwards and certain other derivatives traded in the OTC market are subject to variation margin requirements, and initial margining requirements will be phased in through 2020. Implementation of the margining and other provisions of the Dodd-Frank Act regarding clearing, mandatory trading, reporting and documentation of swaps and other derivatives have impacted and may continue to impact the costs to a Fund of trading these instruments and, as a result, may affect returns to investors in a Fund.
As a result of regulatory requirements under the 1940 Act, each Fund is required to maintain an amount of liquid assets, accrued on a daily basis, having an aggregate value at least equal to the value of a Fund’s obligations under the applicable derivatives contract. To the extent that derivatives contracts are settled on a physical basis, a Fund will generally be required to maintain an amount of liquid assets equal to the notional value of the contract. On the other hand, in connection with derivatives contracts that are performed on a net basis, a Fund will generally be required to maintain liquid assets, accrued daily, equal only to the accrued excess, if any, of a Fund’s obligations over those of its counterparty under the contract. Accordingly, reliance by a Fund on physically-settled derivatives contracts may adversely impact investors by requiring a Fund to set aside a greater amount of liquid assets than would generally be required if a Fund were relying on cash-settled derivatives contracts.
Repurchase Agreements.  A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires a security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by a Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.
In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are determined to (A) have exceptionally strong capacity to meet their financial obligations and (B) are sufficiently liquid such that they can be sold at approximately their carrying value in the ordinary course of business within seven days.
Repurchase agreements pose certain risks for a Fund, should it decide to utilize them. Such risks are not unique to the Funds, but are inherent in repurchase agreements. Each Fund seeks to minimize such risks, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with a longer maturity may be subject to greater price fluctuations than higher quality collateral and collateral with a shorter maturity. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, a Fund would likely retain the status of an unsecured creditor of the counterparty (i.e., the position a Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.
Reverse Repurchase Agreements.  Reverse repurchase agreements involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if a Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and a Fund intends to use the reverse repurchase technique only when BFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any increase or decrease in the
15

value of a Fund’s assets. A Fund's exposure to reverse repurchase agreements will be covered by liquid assets having a value equal to or greater than the Fund's obligations under such commitments. The use of reverse repurchase agreements is a form of leverage, and the proceeds obtained by a Fund through reverse repurchase agreements may be invested in additional securities.
Securities of Investment Companies.  Each Fund may invest in the securities of other investment companies (including money market funds) to the extent permitted by law, regulation, exemptive order or SEC staff guidance. Under the 1940 Act, a fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the fund’s total assets with respect to any one investment company, and (iii) 10% of the fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, the Funds intend from time to time to invest their assets in securities of investment companies, including, but not limited to, money market funds, including those advised by BFA or otherwise affiliated with BFA, in excess of the limits discussed above. Other investment companies in which a Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by a Fund. Pursuant to guidance issued by the SEC staff, fees and expenses of money market funds used for cash collateral received in connection with loans of securities are not treated as Acquired Fund Fees and Expenses, which reflect a Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies (as disclosed in the Prospectus, as applicable).
Short-Term Instruments and Temporary Investments.  Each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include, but are not limited to: (i) shares of money market funds (including those advised by BFA or otherwise affiliated with BFA); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit, bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper, including asset-backed commercial paper; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that have been determined to present minimal credit risks, in accordance with the requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BFA, are of comparable quality to obligations of U.S. banks that may be purchased by a Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
Short Sales.  Certain of the Funds may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. When the Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.
The Fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, the Fund is required to deposit similar collateral with its custodian, if necessary, to the extent that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which the Fund borrowed the security, regarding payment received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.
Sovereign and Quasi-Sovereign Obligations.  Certain of the Funds may invest in sovereign and quasi-sovereign obligations. An investment in sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign debt includes securities issued or guaranteed by a foreign sovereign government. Quasi-sovereign debt includes securities issued or guaranteed by an entity affiliated with or backed by a sovereign government. The issuer of the sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. Similar to other issuers, changes to the financial condition or credit rating of a non-U.S. government may cause the value of a sovereign debt to decline. During periods of economic uncertainty, the market prices of sovereign debt obligations may be more volatile than prices of U.S. debt obligations, which may affect a Fund's NAV. In the past, certain emerging market countries have encountered difficulties in servicing their debt obligations, withheld payments
16

of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts. Several sovereign issuers have experienced volatility and adverse trends due to concerns about rising government debt levels, including Greece, Ireland, Italy, Portugal and Spain.
A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrears on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.
Stripped Securities.  Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only, or “IO” security) and the other to receive the principal payments (the principal only, or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.
Structured Securities.  Structured products are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of an underlying investment, index or reference obligation. Structured products may be issued by corporations, including banks, as well as by governmental agencies. The terms of structured products normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the index while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the index and the effect of changes in the index on principal and/or interest payments. The rate of return on structured products may be determined by applying a multiplier to the performance or differential performance of the referenced index or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.
Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Funds may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Certain structured products may be thinly traded or have a limited trading market. In addition to the general risks associated with debt securities, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured products are subordinate to other instruments. Structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indexes, and changes in interest rates and impact of these factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero.
Swap Agreements.  Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on a pre-determined underlying investment or notional amount. In return, the other party agrees to make periodic payments to the first party based on the return (or a differential in rate of return) earned or realized on the underlying investment or notional amount. Swap agreements will usually be performed on a net basis, with a Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by the Fund.
17

Certain of the Funds may enter into swap agreements, including currency swaps, interest rate swaps and index swaps. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets.
U.S. Agency Mortgage-Backed Securities Risk.  Certain of the Funds invests in securities backed by pools of mortgages issued or guaranteed by the U.S. government or one of its agencies or sponsored entities, including Ginnie Mae, Fannie Mae, and Freddie Mac. The market for MBS has been adversely affected by the value of those MBS held and/or issued by these agencies and sponsored entities. If a U.S. government agency or sponsored entity issues securities in which certain of the Funds invests and such issuer is unable to meet its obligations or ceases to exist, and no plan is made for the repayment of securities, the performance of certain of the Funds will be adversely impacted.
Ginnie Mae. Established in 1968, Ginnie Mae is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the backing of the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by the institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage banks), and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the U.S. Department of Veterans Affairs. Ginnie Mae securities also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury Department to make payments under its guarantee. Any actual or potential disruption to Ginnie Mae, or the financial condition or credit of the U.S. government, could cause the value of Ginnie Mae securities to decline. In 2011, S&P Global Ratings downgraded U.S. Treasury securities from AAA rating to AA+ rating. A further downgrade of the ratings of U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade below AA+ rating by S&P Global Ratings may cause the value of Ginnie Mae securities to decline.
Fannie Mae and Freddie Mac. Fannie Mae was established as a federal agency in 1938 and in 1968 was chartered by Congress as a private shareholder-owned company. Securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae. The securities are not backed by or entitled to the full faith and credit of the U.S. government, but are supported by the right of Fannie Mae to borrow from the U.S. Treasury Department.
Freddie Mac is a stockholder-owned corporation chartered by Congress in 1970. Securities issued by Freddie Mac entitle the holder to timely payment of interests, which is guaranteed by Freddie Mac. Freddie Mac also guarantees either ultimate collection or timely payment of all principal payments. While Freddie Mac generally does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. The securities are not backed by or entitled to the full faith and credit of the U.S. government or by any Federal Home Loan Banks, but are supported by the right of Freddie Mac to borrow from the U.S. Treasury Department.
In 2008, the Federal Housing Finance Agency placed each of Fannie Mae and Freddie Mac into government conservatorship in an effort to provide stability in the financial markets and put the government-sponsored entities in sound and solvent condition. In addition, the U.S. Treasury Department agreed to provide Fannie Mae and Freddie Mac up to $100 billion of capital each on an as needed basis to ensure that they continue to provide liquidity to the housing and mortgage markets.
Mortgage-Backed Securities. MBS issued or guaranteed by the U.S. government or one of its agencies or sponsored entities, such as Ginnie Mae, Fannie Mae, or Freddie Mac, represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” the payments made by borrowers on the mortgage loans that underlie the securities (net of any fees paid to the issuer or guarantor of the securities). MBS differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates, while a MBS payments provide a combination of interest and principal throughout the a bond’s term. As further described below, MBS may be structured as pass-through securities or collateralized mortgage obligations (“CMOs”).
MBS are subject to the general risks associated with investing in real estate securities; that is, they may lose value if the value of the underlying real estate to which a pool of mortgages relates declines. In addition, investments in MBS involve certain specific risks. These risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. The value of MBS, like that of
18

traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, MBS differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by a Fund for its MBS, the yield a Fund expects to receive from such securities and the weighted average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the MBS. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.
To the extent that a Fund purchases MBS at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income, which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a long-term security. Since the value of long-term securities generally fluctuates more widely in response to changes in interest rates than that of shorter-term securities, maturity extension risk could increase the inherent volatility of a Fund. Under certain interest rate and prepayment scenarios, a Fund may fail to recoup fully its investment in MBS notwithstanding any direct or indirect U.S. governmental or agency guarantee.
Mortgage Pass-Through Securities. Some MBS, such as U.S. agency mortgage pass-through securities, represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.
An investment in a specific pool of mortgage pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of MBS is difficult to predict and can impact the subsequent cash flows, value and yield of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction.
To-Be-Announced Securities. A Fund may seek to gain exposure to U.S. agency mortgage pass-through securities by investing in TBA securities. “TBAs” refer to a commonly used mechanism for the forward settlement of U.S. agency MBS, and not to a separate type of MBS. Most transactions in fixed-rate MBS occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement, and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as the issuing agency, settlement date, par amount, and price. The actual mortgage pools delivered generally are determined two days prior to settlement date. Certain of the Funds may regularly enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA roll.” In a TBA roll, such Funds generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of MBS. In addition, certain of the Funds may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of MBS stipulated in the TBA agreement.
Certain of the Funds may invest cash pending settlement of TBA transactions in money market instruments, repurchase agreements, or other high quality, liquid short-term instruments, including money market funds advised by BFA. Each such Fund will pay its pro rata share of fees and expenses of any money market fund that it may invest in, in addition to such Fund’s own fees and expenses.
Collateralized Mortgage Obligations. U.S. agency MBS may also be structured in the form of CMOs. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (“tranches”) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive IOs, POs , or an amount that remains after floating-rate tranches are paid (an “inverse floater”). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on
19

inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If a Fund invests in CMO tranches issued by U.S. government agencies or sponsored entities and interest rates move in a manner not anticipated by Fund management, it is possible that such a Fund could lose all or substantially all of its investment. Certain CMOs in which certain of the Funds may invest may also provide a degree of investment leverage, which could cause such a Fund to lose all or substantially all of its investment.
U.S. Government Obligations.  Certain of the Funds may invest in various types of U.S. government obligations. U.S. government obligations are a type of bond and include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations (i) may be backed by the full faith and credit of the U.S. or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Fannie Mae, Freddie Mac and Federal Home Loan Bank notes). In the latter case, each Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.
U.S.-Registered and Restricted Securities of Non-U.S. Issuers.  Certain of the Funds may invest in U.S.-registered, U.S. dollar-denominated bonds of non-U.S. governments, agencies, supranational entities and corporate issuers. The Funds may invest in Restricted Securities issued by non-U.S. issuers. Investing in U.S.-registered, U.S. dollar-denominated bonds or Restricted Securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards; the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability, which could affect U.S. investments in foreign countries; and potential restrictions of the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. In addition, the risk that the issuer may fail to meet its obligations on these securities may be affected by fluctuations in non-U.S. currency exchange rates between the issuer's local currency and the U.S. dollar. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product (“GDP”), rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.
When Issued Securities, Delayed Delivery Securities and Forward Commitments.  Each Fund may purchase or sell securities that it is entitled to receive on a when issued basis. Each Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment (including on TBA transactions). These transactions involve the purchase or sale of securities by each Fund at an established price with payment and delivery taking place in the future. Each Fund enters into these transactions to obtain what is considered an advantageous price to each Fund at the time of entering into the transaction. When each Fund purchases securities in these transactions, each Fund segregates liquid securities in an amount equal to the amount of its purchase commitments. TBAs also require the Fund entering into the transaction to post margin with the broker-dealer in connection with the transaction, which increases costs to the Fund.
There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by each Fund to purchase the securities.
Each Fund will lose money if the value of the security in such a transaction declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period.
Each Fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to each Fund on the settlement date. In these cases each Fund may realize a taxable capital gain or loss.
When each Fund engages in when-issued, TBA transactions or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.
20

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of each Fund starting on the day each Fund agrees to purchase the securities. Each Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.
Zero Coupon Securities.  Zero coupon securities are securities that are sold at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero coupon security is entitled to receive the par value of the security.
While interest payments are not made on such securities, holders of such securities are deemed to have received income (phantom income) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.
Each Fund accrues income with respect to these securities for federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals. Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in the Fund’s exposure to zero coupon securities.
In addition to the above-described risks, there are certain other risks related to investing in zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio.
Future Developments.  The Board may, in the future, authorize each Fund to invest in securities contracts and investments other than those listed in this SAI and in the applicable Prospectus, provided they are consistent with each Fund's investment objective and do not violate any investment restrictions or policies.
General Considerations and Risks
A discussion of some of the principal risks associated with an investment in a Fund is contained in the applicable Prospectus.
An investment in a Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of bonds in general, and other factors that affect the market. The order of the below risk factors does not indicate the significance of any particular risk factor.
Borrowing Risk.  Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on a Fund’s portfolio. Borrowing will cause a Fund to incur interest expense and other fees. The costs of borrowing may reduce a Fund’s return. Borrowing may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.
Call Risk.  During periods of falling interest rates, an issuer of a callable bond held by certain Funds may “call” or repay the security before its stated maturity, and a Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund's income, or in securities with greater risks or with other less favorable features.
21

Currency Risk.  Because each Fund's NAV is determined on the basis of the U.S. dollar, investors may lose money if the currency of a non-U.S. market in which a Fund invests depreciates against the U.S. dollar, even if the local currency value of a Fund’s holdings in that market increases. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors, while a weak U.S. dollar will increase those returns.
Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. If BFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the Fund’s performance and may lower a Fund’s return. A Fund could experience losses if the value of its currency positions are poorly correlated with its other investments or if it cannot close out its positions because of an illiquid market. In addition, a Fund could incur transaction costs, including trading commissions, in connection with certain non-U.S. currency transactions.
Extension Risk.  During periods of rising interest rates, certain debt obligations may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline in a Fund’s income and potentially in the value of a Fund’s investments.
Illiquid Investments Risk.  Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. The liquidity of an investment will be determined based on relevant market, trading and investment specific considerations as set out in the Liquidity Program as required by the Liquidity Rule. Illiquid investments may trade at a discount to comparable, more liquid investments and a Fund may not be able to dispose of illiquid investments in a timely fashion or at their expected prices. If illiquid investments exceed 15% of a Fund’s net assets, the Liquidity Rule and the Liquidity Program will require that certain remedial actions be taken.
Issuer Insolvency Risk.  Each Fund's potential exposure to financially or operationally troubled issuers involves a high degree of credit and market risk, which may be heightened during an economic downturn or recession. Should an issuer of securities held by a Fund become involved in a bankruptcy proceeding, reorganization or financial restructuring, a wide variety of considerations make an evaluation of the outcome of a Fund’s exposure to the issuer uncertain.
During the period of a bankruptcy proceeding, reorganization or financial restructuring, it is unlikely that each Fund will receive any interest payments on the securities of the issuer. Each Fund will be subject to significant uncertainty as to whether the reorganization or restructuring will be completed, and each Fund may bear certain extraordinary expenses to protect and recover its investment. Each Fund will also be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the securities of the issuer held by each Fund will eventually be satisfied. Even if a plan of reorganization or restructuring is adopted with respect to the securities of the issuer held by each Fund, there can be no assurance that the securities or other assets received by each Fund in connection with such plan of reorganization or restructuring will not have a lower value or income potential than may have been anticipated or no value. A Fund may be unable to enforce its claims or rights in any collateral or may have its claims or security interest in any collateral challenged, disallowed or subordinated to the claims or security interests of other creditors. In addition, amendments to the U.S. Bankruptcy Code or other relevant laws could alter the expected outcome or introduce greater uncertainty regarding the outcome of each Fund's securities holdings in the issuer. In a bankruptcy proceeding, a reorganization or restructuring, the securities of the issuer held by each Fund could be re-characterized or each Fund may receive different securities or other assets, including equity securities. These types of equity securities include, but are not limited to: common stock; preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts; and depositary receipts. The value of equity securities received by each Fund could decline if the financial condition of the issuer deteriorates or if overall market and economic conditions, or conditions within the issuer’s region or industry, deteriorate.
To the extent that each Fund receives other assets in connection with a bankruptcy proceeding, reorganization or financial restructuring, each Fund may also be subject to additional risks associated with the assets received. One example of assets
22

that each Fund could receive is an interest in one or more loans made to the issuer as part of a workout agreed to by a consortium of lienholders and creditors of the issuer. A Fund may receive such interests in loans to the extent permitted by the 1940 Act.
Securities or other assets received in a reorganization or restructuring typically entail a higher degree of risk than investments in securities of issuers that have not undergone a reorganization or restructuring and may be subject to heavy selling or downward pricing pressure after completion of the reorganization or restructuring. The post-reorganization/restructuring assets and securities may also be illiquid and difficult to sell or value. If each Fund participates in negotiations with respect to a plan of reorganization or restructuring with respect to securities of the issuer held by each Fund, each Fund also may be restricted from disposing such securities for a period of time. If each Fund becomes involved in such proceedings, each Fund may have more active participation in the affairs of the issuer than that assumed generally by an investor.
Liquidity Risk.  Liquidity risk exists when particular investments are difficult to purchase or sell. To the extent a Fund invests in illiquid investments, such investments may have a negative effect on the returns of the Fund because the Fund may be unable to sell the illiquid investments at an advantageous time or price.
Municipal Market Disruption Risk.  The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the U.S. federal income tax exemption for interest on municipal securities are introduced before the U.S. Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund’s distributions. If such proposals were enacted, the availability of municipal securities and the value of a Fund’s holdings would be affected, and the Trustees would reevaluate the Fund’s investment objective and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a Fund.
Not a Money Market Fund.  Each Fund is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal circumstances, a Fund’s investments may be more susceptible than a money market fund is to credit risk, interest rate risk, valuation risk and other risks relevant to the Fund’s investments. The Funds do not seek to maintain a stable net asset value of $1.00 per share.
Operational Risk.  BFA and a Fund's other service providers may experience disruptions or operating errors such as processing errors or human errors, inadequate or failed internal or external processes, or systems or technology failures, that could negatively impact the Funds. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from a Fund’s in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. BFA, through its monitoring and oversight of service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for BFA or the other Fund service providers to identify all of the operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
Repurchase Agreement Risk.  A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires a security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by a Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price. If the seller defaults on its obligation under the agreement, a Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, a Fund may lose money.
Risk of Futures and Options on Futures Transactions.  There are several risks accompanying the utilization of futures contracts and options on futures contracts. A position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While each Fund plans to utilize futures
23

contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Futures contracts, by definition, project price levels in the future and not current levels of valuation; therefore, market circumstances may result in a discrepancy between the price of the future and the movement in a Fund's portfolio. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to deliver the instruments underlying the futures contracts it has sold.
The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit the risk exposure to levels comparable to a direct investment in the types of stocks in which it invests.
Utilization of futures and options on futures by a Fund involves the risk of loss of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BFA as to anticipated trends, which predictions could prove to be incorrect.
Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting each Fund to substantial losses. In the event of adverse price movements, each Fund would be required to make daily cash payments of variation margin.
Risk of Investing in Non-U.S. Debt Securities.  Non-U.S. debt securities are traded on foreign exchanges and OTC in the respective countries covered by a Fund. These risks typically include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in bond prices. Investing in a fund whose portfolio contains securities of non-U.S. issuers involves certain risks and considerations not typically associated with investing in the securities of U.S. issuers. These risks include securities markets that may lack sufficient liquidity or may be less efficient; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of a Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization of most non-U.S. securities markets; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; the risk of nationalization or expropriation of assets; and different bankruptcy and insolvency regimes which may stay or prevent recovery in the event of an issuer’s default.
Supranational Entities Risk.  Certain of the Funds may invest in obligations issued or guaranteed by supranational entities (e.g., the World Bank, European Investment Bank, Inter-American Development Bank, and Asia Development Bank), which are often chartered to promote economic development. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional capital contributions if such entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of the supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, certain of the Funds may have limited legal recourse in the event of default, and certain of the Funds may lose money on such investments.
Tax Risks Associated with Municipal Securities (iShares Short Maturity Municipal Bond ETF only).  As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.
24

Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account (“IRA”), you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares. In general, given its investment strategy, the Fund would not be an appropriate investment for a tax deferred retirement account such as an IRA.
In response to the national economic downturn in recent years, governmental cost burdens may be reallocated among federal, state and local governments. Also, as a result of the downturn, many state and local governments are experiencing significant reductions in revenues and are consequently experiencing difficulties meeting ongoing expenses. Certain of these state or local governments may have difficulty paying principal or interest on their outstanding debt and may experience ratings downgrades of their debt.
U.S. Treasury Obligations Risk.  Certain of the Funds invest in various types of U.S. Treasury securities. U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of U.S. Treasury obligations to decline. U.S. Treasury obligations typically offer lower interest rates than other obligations. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities it issues.
The total public debt of the U.S. as a percent of GDP has grown rapidly since the beginning of the recent financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can cause a decline in the value of the dollar (which may lead to inflation), and can prevent the U.S. government from implementing effective counter-cyclical fiscal policy in economic downturns.
On August 5, 2011, S&P Global Ratings downgraded U.S. Treasury securities from an AAA rating to AA+. A further downgrade of the ratings of U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and generally have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade beyond AA+ rating by S&P Global Ratings may cause the value of a Fund's U.S. Treasury obligations to decline.
Risk of Investing in Asia.   Investments in securities of issuers in certain Asian countries involve risks not typically associated with investments in securities of issuers in other regions. Such heightened risks include, among others, expropriation and/or nationalization of assets, confiscatory taxation, piracy of intellectual property, data and other security breaches (especially of data stored electronically), political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict and social instability as a result of religious, ethnic and/or socio-economic unrest. Certain Asian economies have experienced rapid rates of economic growth and industrialization in recent years, and there is no assurance that these rates of economic growth and industrialization will be maintained.
Certain Asian countries have democracies with relatively short histories, which may increase the risk of political instability. These countries have faced political and military unrest, and further unrest could present a risk to their local economies and securities markets. Indonesia and the Philippines have each experienced violence and terrorism, which has negatively impacted their economies. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war. Escalated tensions involving the two countries and any outbreak of hostilities between the two countries, or even the threat of an outbreak of hostilities, could have a severe adverse effect on the entire Asian region. Certain Asian countries have developed increasingly strained relationships with the U.S., and if these relations were to worsen, they could adversely affect Asian issuers that rely on the U.S. for trade. Political, religious, and border disputes persist in India. India has recently experienced and may continue to experience civil unrest and hostilities with certain of its neighboring countries. Increased political and social unrest in these geographic areas could adversely affect the performance of investments in this region.
Certain governments in this region administer prices on several basic goods, including fuel and electricity, within their respective countries. Certain governments may exercise substantial influence over many aspects of the private sector in their respective countries and may own or control many companies. Future government actions could have a significant effect on
25

the economic conditions in this region, which in turn could have a negative impact on private sector companies. There is also the possibility of diplomatic developments adversely affecting investments in the region.
Corruption and the perceived lack of a rule of law in dealings with international companies in certain Asian countries may discourage foreign investment and could negatively impact the long-term growth of certain economies in this region. In addition, certain countries in the region are experiencing high unemployment and corruption, and have fragile banking sectors.
Some economies in this region are dependent on a range of commodities, including oil, natural gas and coal. Accordingly, they are strongly affected by international commodity prices and particularly vulnerable to any weakening in global demand for these products. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. Adverse economic conditions or developments in neighboring countries may increase investors' perception of the risk of investing in the region as a whole, which may adversely impact the market value of the securities issued by companies in the region.
Risk of Investing in Australasia.  The economies of Australasia, which include Australia and New Zealand, are dependent on exports from the agricultural and mining sectors. This makes Australasian economies susceptible to fluctuations in the commodity markets. Australasian economies are also increasingly dependent on their growing service industries. Australia and New Zealand are located in a part of the world that has historically been prone to natural disasters, such as drought and flooding. Any such event in the future could have a significant adverse impact on the economies of Australia and New Zealand and affect the value of securities held by a Fund. The economies of Australia and New Zealand are dependent on trading with certain key trading partners, including Asia, Europe and the U.S. Economic events in the U.S., Asia, or in other key trading countries can have a significant economic effect on the Australian economy. The economies of Australia and New Zealand are heavily dependent on the mining sector. Passage of new regulations limiting foreign ownership of companies in the mining sector or imposition of new taxes on profits of mining companies may dissuade foreign investment, and as a result, have a negative impact on companies to which a Fund has exposure.
Risk of Investing in Central and South America.  The economies of certain Central and South American countries have experienced high interest rates, economic volatility, inflation, currency devaluations, government defaults, high unemployment rates and political instability which can adversely affect issuers in these countries. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region's exports and many economies in this region are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of this region.
The governments of certain countries in Central and South America may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in such countries, which could have a negative impact on the securities in which the Fund invests. Diplomatic developments may also adversely affect investments in certain countries in Central and South America. Some countries in Central and South America may be affected by public corruption and crime, including organized crime.
Certain countries in Central and South America may be heavily dependent upon international trade and, consequently, have been and may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. In addition, certain issuers located in countries in Central and South America in which the Fund invests may be the subject of sanctions (for example, the U.S. has imposed sanctions on certain Venezuelan individuals, corporate entities and the Venezuelan government) or have dealings with countries subject to sanctions and/or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. An issuer may sustain damage to its reputation if it is identified as an issuer that has dealings with such countries. The Fund may be adversely affected if it invests in such issuers.
Risk of Investing in Developed Countries.  Many countries with developed markets have recently experienced significant economic pressures. These countries generally tend to rely on the services sectors (e.g., the financial services sector) as the primary source of economic growth and may be susceptible to the risks of individual service sectors. For example, companies in the financial services sector are subject to governmental regulation and, recently, government intervention, which may adversely affect the scope of their activities, the prices they can charge and amount of capital they must maintain. Recent dislocations in the financial sector and perceived or actual governmental influence over certain financial companies may lead
26

to credit rating downgrades and, as a result, impact, among other things, revenue growth for such companies. If financial companies experience a prolonged decline in revenue growth, certain developed countries that rely heavily on financial companies as an economic driver may experience a correlative slowdown. Recently, new concerns have emerged with respect to the economic health of certain developed countries. These concerns primarily stem from heavy indebtedness of many developed countries and their perceived inability to continue to service high debt loads without simultaneously implementing stringent austerity measures. Such concerns have led to tremendous downward pressure on the economies of these countries. As a result, it is possible that interest rates on debt of certain developed countries may rise to levels that make it difficult for such countries to service such debt. Spending on health care and retirement pensions in most developed countries has risen dramatically over the last few years. Medical innovation, extended life expectancy and higher public expectations are likely to continue the increase in health care and pension costs. Any increase in health care and pension costs will likely have a negative impact on the economic growth of many developed countries. Certain developed countries rely on imports of certain key items, such as crude oil, natural gas, and other commodities. As a result, an increase in demand for, or price fluctuations of, certain commodities may negatively affect developed country economies. Developed market countries generally are dependent on the economies of certain key trading partners. Changes in any one economy may cause an adverse impact on several developed countries. In addition, heavy regulation of, among others, labor and product markets may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Such risks, among others, may adversely affect the value of a Fund’s investments.
Risk of Investing in Europe.  Investing in European countries may expose a Fund to the economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. A Fund makes investments in securities of issuers that are domiciled in, have significant operations in, or that are listed on at least one securities exchange within member states of the European Union (the “EU”). A number of countries within the EU are also members of the Economic and Monetary Union (the “eurozone”) and have adopted the euro as their currency. Eurozone membership requires member states to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Changes in import or export tariffs, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro and other currencies of certain EU countries which are not in the eurozone, the default or threat of default by an EU member state on its sovereign debt, and/or an economic recession in an EU member state may have a significant adverse effect on the economies of other EU member states and their trading partners. Although certain European countries are not in the eurozone, many of these countries are obliged to meet the criteria for joining the eurozone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including, but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect a Fund’s investments. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above. In addition, the credit ratings of certain European countries were downgraded in the past. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member states. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching and could adversely impact the value of a Fund’s investments in the region. The United Kingdom (the “U.K.”) left the EU (“Brexit”) on January 31, 2020, subject to a transitional period ending December 31, 2020. During the transitional period, although the U.K. is no longer a member state of the EU, it remains subject to EU law and regulations as if it were still a member state. The U.K. and the EU are to negotiate the terms of their future trading relationship during the transitional period. Accordingly, the terms of such trading relationship remain uncertain. The outcome of such negotiations may give rise to significant uncertainties and instability in the financial markets as the U.K. negotiates the terms of its future relationship with the EU. A Fund will face risks associated with the potential uncertainty and consequences leading up to and that may follow Brexit, including with respect to volatility in exchange rates and interest
27

rates. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit has also led to legal uncertainty and could lead to politically divergent national laws and regulations as a new relationship between the U.K. and EU is defined and the U.K. determines which EU laws to replace or replicate. Any of these effects of Brexit could adversely affect any of the companies to which a Fund has exposure and any other assets in which a Fund invests. The political, economic and legal consequences of Brexit are not yet fully known. In the short term, financial markets may experience heightened volatility, particularly those in the U.K. and Europe, but possibly worldwide. The U.K. and Europe may be less stable than they have been in recent years, and investments in the U.K. and the EU may be difficult to value, or subject to greater or more frequent volatility. In the longer term, there is likely to be a period of significant political, regulatory and commercial uncertainty as the U.K. seeks to negotiate its long-term exit from the EU and the terms of its future trading relationships.
Certain European countries have also developed increasingly strained relationships with the U.S., and if these relations were to worsen, they could adversely affect European issuers that rely on the U.S. for trade. Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, as well as governmental or other responses to such movements, may also create instability and uncertainty in the region. In addition, the national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The governments of EU countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of a Fund's investments.
Risk of Investing in North America.  A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire North American region and on some or all of the North American countries in which a Fund invests.
The U.S. is Canada's and Mexico's largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the U.S. and Mexico, total merchandise trade among the three countries has increased. However, political developments in the U.S., including renegotiation of NAFTA and imposition of tariffs by the U.S., may have implications for the trade arrangements among the U.S., Mexico and Canada, which could negatively affect the value of securities held by a Fund. Policy and legislative changes in one country may have a significant effect on North American markets generally, as well as on the value of certain securities held by the Fund.
Risk of Investing in the U.S.  The Funds have significant exposure to U.S. issuers. A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as on the value of certain securities. In addition, a continued rise in the U.S. public debt level or U.S. austerity measures may adversely affect U.S. economic growth and the securities to which a Fund has exposure.
The U.S. has developed increasingly strained relations with a number of foreign countries. If these relations were to worsen, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord. If this trend were to continue, it may have an adverse impact on the U.S. economy and many of the issuers in which a Fund invests.
Risk of Investing in the Capital Goods Industry.  Companies in the capital goods industry may be affected by fluctuations in the business cycle and by other factors affecting manufacturing demands. Companies in the capital goods industry depend heavily on corporate spending. Companies in the capital goods industry may perform well during times of economic expansion, and as economic conditions worsen, the demand for capital goods may decrease due to weakening demand, worsening business cash flows, tighter credit controls and deteriorating profitability. During times of economic volatility, corporate spending may fall and adversely affect the capital goods industry. This industry may also be affected by changes in interest rates, corporate tax rates and other government policies. Many capital goods are sold internationally and such companies are subject to market conditions in other countries and regions.
28

Risk of Investing in the Communication Services Sector.  The communication services sector consists of both companies in the telecommunication services industry as well as those in the media and entertainment industry. Examples of companies in the telecommunication services industry group include providers of fiber-optic, fixed-line, cellular and wireless telecommunications networks. Companies in the media and entertainment industry group encompass a variety of services and products including television broadcasting, gaming products, social media, networking platforms, online classifieds, online review websites, and Internet search engines. Companies in the communication services sector may be affected by industry competition, substantial capital requirements, government regulation, and obsolescence of communications products and services due to technological advancement. Fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company's profitability. In addition, while all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
The communication services sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of communications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. The communications services industry can also be significantly affected by intense competition for market share, including competition with alternative technologies such as wireless communications, product compatibility and standardization, consumer preferences, rapid product obsolescence, research and development of new products, lack of standardization or compatibility with existing technologies, and a dependency on patent and copyright protections. Companies in the communication services sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain communications companies obsolete.
Telecommunications providers with exposure to the U.S. are generally required to obtain franchises or licenses in order to provide services in a given location. Licensing and franchise rights in the telecommunications sector are limited, which may provide an advantage to certain participants. Limited availability of such rights, high barriers to market entry and regulatory oversight, among other factors, have led to consolidation of companies within the sector, which could lead to further regulation or other negative effects in the future. Telecommunication providers investing in non-U.S. countries may be subject to similar risks. Additional risks include those related to competitive challenges in the U.S. from non-U.S. competitors engaged in strategic joint ventures with U.S. companies and in non-U.S. markets from both U.S. and non-U.S. competitors.
Companies in the media and entertainment industries can be significantly affected by several factors, including competition, particularly in formulation of products and services using new technologies, cyclicality of revenues and earnings, a potential decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, and the potential increase in government regulation. Companies in the media and entertainment industries may become obsolete quickly. Advertising spending can be an important revenue source for media and entertainment companies. During economic downturns advertising spending typically decreases and, as a result, media and entertainment companies tend to generate less revenue.
Risk of Investing in the Consumer Cyclical Industry.  A Fund may invest in consumer cyclical companies, which rely heavily on business cycles and economic conditions. Consumer cyclical companies include automotive manufacturers, retail companies, and housing-related companies. The consumer cyclical industry can be significantly affected by several factors, including, without limitation, the performance of domestic and international economies, exchange rates, changing consumer tastes and trends, marketing campaigns, cyclical revenue generation, consumer confidence, commodity price volatility, labor relations, interest rates, import and export controls, intense competition, technological developments and government regulation.
Risk of Investing in the Consumer Staples Sector.  Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector may also be affected by changes in global economic, environmental and political events, economic conditions, the depletion of resources, and government regulation. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. In addition, tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Companies in the consumer staples sector also may be subject to risks
29

pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions. Companies in the consumer staples sector may be subject to severe competition, which may also have an adverse impact on their profitability.
Risk of Investing in the Energy Sector.  Companies in the energy sector are strongly affected by the levels and volatility of global energy prices, energy supply and demand, government regulations and policies, energy production and conservation efforts, technological change, development of alternative energy sources, and other factors that they cannot control. These companies may also lack resources and have limited business lines. Energy companies may have relatively high levels of debt and may be more likely to restructure their businesses if there are downturns in certain energy markets or in the global economy. If an energy company in a Fund's portfolio becomes distressed, a Fund could lose all or a substantial portion of its investment.
The energy sector is cyclical and is highly dependent on commodity prices; prices and supplies of energy may fluctuate significantly over short and long periods of time due to, among other things, national and international political changes, Organization of Petroleum Exporting Countries (“OPEC”) policies, changes in relationships among OPEC members and between OPEC and oil-importing nations, the regulatory environment, taxation policies, and the economy of the key energy-consuming countries. Commodity prices have recently been subject to increased volatility and declines, which may negatively affect companies in which a Fund invests.
Companies in the energy sector may be adversely affected by terrorism, natural disasters or other catastrophes. Companies in the energy sector are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims. Disruptions in the oil industry or shifts in fuel consumption may significantly impact companies in this sector. Significant oil and gas deposits are located in emerging markets countries where corruption and security may raise significant risks, in addition to the other risks of investing in emerging markets. Additionally, the Middle East, where many companies in the energy sector may operate, has historically and recently experienced widespread social unrest.
Companies in the energy sector may also be adversely affected by changes in exchange rates, interest rates, economic conditions, tax treatment, government regulation and intervention, negative perception, efforts at energy conservation and world events in the regions in which the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). Because a significant portion of revenues of companies in this sector is derived from a relatively small number of customers that are largely composed of governmental entities and utilities, governmental budget constraints may have a significant impact on the stock prices of companies in this sector. The energy sector is highly regulated. Entities operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by governmental agencies. Such regulation can change rapidly or over time in both scope and intensity. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may materially adversely affect the financial performance of companies in the energy sector.
Risk of Investing in the Financials Sector.  Companies in the financials sector include regional and money center banks, securities brokerage firms, asset management companies, savings banks and thrift institutions, specialty finance companies (e.g., credit card, mortgage providers), insurance and insurance brokerage firms, consumer finance firms, financial conglomerates and foreign banking and financial companies. The global financial markets have experienced very difficult conditions and volatility as well as significant adverse trends. The conditions in these markets have resulted in a decrease in availability of corporate credit, capital and liquidity and have led indirectly to the insolvency, closure or acquisition of a number of financial institutions. These conditions have also contributed to consolidation within the financial industry. In addition, the global financial industry has been materially and adversely affected by a significant decline in the value of MBS and ABS, and by the sovereign debt crisis. The prospects of many financial companies are questionable and continue to evolve as financial companies revise their outlooks and write down assets that they hold.
Most financial companies are subject to extensive governmental regulation, which limits their activities and may affect their ability to earn a profit from a given line of business. Government regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by the regulation. Direct governmental intervention in the operations of financial companies and financial markets may materially and adversely affect
30

the companies in which a Fund invests, including legislation in many countries that may increase government regulation, repatriation and other intervention. The impact of governmental intervention and legislative changes on any individual financial company or on the financials sector as a whole cannot be predicted. The valuation of financial companies has been and continues to be subject to unprecedented volatility and may be influenced by unpredictable factors, including interest rate risk and sovereign debt default. Certain financial businesses are subject to intense competitive pressures, including market share and price competition. Financial companies in foreign countries are subject to market specific and general regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include taxes and controls on interest rates, credit availability, minimum capital requirements, bans on short sales, limits on prices and restrictions on currency transfers. In addition, companies in the financials sector may be the targets of hacking and potential theft of proprietary or customer information or disruptions in service, which could have a material adverse effect on their businesses.
The profitability of banks, savings and loan associations and financial companies is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change; for instance, when interest rates go up, the value of securities issued by many types of companies in the financials sector generally goes down. In other words, financial companies may be adversely affected in certain market cycles, including, without limitation, during periods of rising interest rates, which may restrict the availability and increase the cost of capital, and during periods of declining economic conditions, which may cause, among other things, credit losses due to financial difficulties of borrowers.
In addition, general economic conditions are important to the operations of these companies, and financial difficulties of borrowers may have an adverse effect on the profitability of financial companies. Financial companies can be highly dependent upon access to capital markets, and any impediments to such access, such as adverse overall economic conditions or a negative perception in the capital markets of a financial company’s financial condition or prospects, could adversely affect its business. Deterioration of credit markets can have an adverse impact on a broad range of financial markets, causing certain financial companies to incur large losses. In these conditions, companies in the financials sector may experience significant declines in the valuation of their assets, take actions to raise capital and even cease operations. Some financial companies may also be required to accept or borrow significant amounts of capital from government sources and may face future government-imposed restrictions on their businesses or increased government intervention. In addition, there is no guarantee that governments will provide any such relief in the future. These actions may cause the securities of many companies in the financials sector to decline in value.
Risk of Investing in the Industrials Sector.  The value of securities issued by companies in the industrials sector may be adversely affected by supply of and demand for both their specific products or services and for industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, trade disputes, world events and economic conditions may affect the performance of companies in the industrials sector. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. For example, commodity price declines and unit volume reductions resulting from an over-supply of materials used in the industrials sector can adversely affect the sector. Furthermore, companies in the industrials sector may be subject to liability for environmental damage, product liability claims, depletion of resources, and mandated expenditures for safety and pollution control.
Risk of Investing in the Technology Sector.  Technology companies are characterized by periodic new product introductions, innovations and evolving industry standards, and, as a result, face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Companies in the technology sector are often smaller and less experienced companies and may be subject to greater risks than larger companies; these risks may be heightened for technology companies in foreign markets. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, changes in consumer and business purchasing patterns, unpredictable changes in growth rates and competition for the services of qualified personnel. In addition, a rising interest rate environment tends to negatively affect companies in the technology sector because, in such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. The technology sector may also be adversely affected by changes or trends in commodity prices, which
31

may be influenced or characterized by unpredictable factors. Finally, while all companies may be susceptible to network security breaches, certain companies in the technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
Risk of Investing in the Transportation Infrastructure Industry.  Issuers in the transportation infrastructure industry can be significantly affected by economic changes, fuel prices, labor relations, technology developments, exchange rates, industry competition, insurance costs and deteriorating public infrastructure, such as bridges, roads, rails, ports and airports. Transportation companies in certain countries may also be subject to significant government regulation and oversight, which may adversely affect their businesses. Other risk factors that may affect the transportation infrastructure industry include the risk of increases in fuel and other operating costs and the effects of regulatory changes or other government decisions. Companies in the transportation infrastructure industry may be adversely affected by adverse weather, acts of terrorism or catastrophic events, such as air accidents, train crashes or tunnel fires. Companies in the transportation infrastructure industry may also be subject to the risk of widespread disruption of technology systems and increasing equipment and operational costs.
Risk of Investing in the Utilities Sector.  The utilities sector may be adversely affected by changing commodity prices, government regulation stipulating rates charged by utilities, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing specific utility services. The utilities industry is also subject to potential terrorist attacks, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of nuclear facilities. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. In certain countries, regulatory authorities may also restrict a company’s access to new markets, thereby diminishing the company’s long-term prospects.
There are substantial differences among the regulatory practices and policies of various jurisdictions, and any regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in a Fund's portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climate conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.
The rates that traditional regulated utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Rate changes may occur only after a prolonged approval period or may not occur at all, which could adversely affect utility companies when costs are rising. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. As a result, some companies may be forced to defend their core business and may be less profitable. Deregulation may also permit a utility company to expand outside of its traditional lines of business and engage in riskier ventures.
Proxy Voting Policy
For all Funds, the Board has delegated the voting of proxies for each Fund’s securities to BFA pursuant to the Funds' Proxy Voting Policy (the “iShares ETFs Proxy Voting Policy”), and BFA has adopted policies and procedures (the “BlackRock Proxy Voting Policies”) governing proxy voting by accounts managed by BFA, including the Funds.
Under the BlackRock Proxy Voting Policies, BFA will vote proxies related to Fund securities in the best interests of a Fund and its shareholders. From time to time, a vote may present a conflict between the interests of a Fund’s shareholders, on the one hand, and those of BFA, or any affiliated person of a Fund or BFA, on the other. BFA maintains policies and procedures that are designed to prevent undue influence on BFA’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BFA, BFA’s affiliates, a Fund or a Fund’s affiliates. Most conflicts are managed through a structural separation of BFA’s Corporate Governance Group from BFA’s employees with sales and client responsibilities. In addition, BFA maintains procedures to ensure that all engagements with corporate issuers or dissident
32

shareholders are managed consistently and without regard to BFA’s relationship with the issuer of the proxy or the dissident shareholder. In certain instances, BFA may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law.
Copies of the iShares ETFs Proxy Voting Policy, the BlackRock Global Proxy Voting Policies and the BlackRock U.S. Proxy Voting Policies are attached as Appendices A1, A2 and A3, respectively.
Information with respect to how proxies relating to the Funds' portfolio securities were voted during the 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Funds' website at www.iShares.com; and (ii) on the SEC’s website at www.sec.gov.
Portfolio Holdings Information
On each Business Day (as defined in the Creation and Redemption of Creation Units section of this SAI), prior to the opening of regular trading on the Fund’s primary listing exchange, a Fund discloses on its website (www.iShares.com) certain information relating to the portfolio holdings that will form the basis of a Fund’s next net asset value per share calculation.
In addition, certain information may also be made available to certain parties:
•	Communications of Data Files: A Fund may make available through the facilities of the National Securities Clearing Corporation (“NSCC”) or through posting on the www.iShares.com, prior to the opening of trading on each business day, a list of a Fund’s holdings (generally pro-rata) that Authorized Participants could deliver to a Fund to settle purchases of a Fund (i.e. Deposit Securities) or that Authorized Participants would receive from a Fund to settle redemptions of a Fund (i.e. Fund Securities). These files are known as the Portfolio Composition File and the Fund Data File (collectively, “Files”). The Files are applicable for the next trading day and are provided to the NSCC and/or posted on www.iShares.com after the close of markets in the U.S.
•	Communications with Authorized Participants and Liquidity Providers: Certain employees of BFA are responsible for interacting with Authorized Participants and liquidity providers with respect to discussing custom basket proposals as described in the Custom Baskets section of this SAI. As part of these discussions, these employees may discuss with an Authorized Participant or liquidity provider the securities a Fund is willing to accept for a creation, and securities that a Fund will provide on a redemption.
BFA employees may also discuss portfolio holdings-related information with broker/dealers, in connection with settling a Fund’s transactions, as may be necessary to conduct business in the ordinary course in a manner consistent with the disclosure in the Fund's current registration statements.
•	Communications with Listing Exchanges: From time to time, employees of BFA may discuss portfolio holdings information with the applicable primary listing exchange for a Fund as needed to meet the exchange listing standards.
•	Communications with Other Portfolio Managers: Certain information may be provided to employees of BFA who manage funds that invest a significant percentage of their assets in shares of an underlying fund as necessary to manage the fund’s investment objective and strategy.
•	Communication of Other Information: Certain explanatory information regarding the Files is released to Authorized Participants and liquidity providers on a daily basis, but is only done so after the Files are posted to www.iShares.com.
•	Third-Party Service Providers: Certain portfolio holdings information may be disclosed to Fund Trustees and their counsel, outside counsel for the Funds, auditors and to certain third-party service providers (i.e., fund administrator, custodian, proxy voting service) for which a non-disclosure, confidentiality agreement or other obligation is in place with such service providers, as may be necessary to conduct business in the ordinary course in a manner consistent with applicable policies, agreements with the Funds, the terms of the current registration statements and federal securities laws and regulations thereunder.
The Trust’s Chief Compliance Officer or his delegate may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures, subject to restrictions on selective disclosure imposed by applicable law. The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.
33

Investment Policies
The Board has adopted as fundamental policies the following numbered investment policies, which cannot be changed without the approval of the holders of a majority of the applicable Fund’s outstanding voting securities. A vote of a majority of the outstanding voting securities of a Fund is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of outstanding voting securities of the Fund. Each Fund has also adopted certain non-fundamental investment policies, including its investment objective. Non-fundamental investment policies may be changed by the Board without shareholder approval. Therefore, each Fund may change its investment objective without shareholder approval.
Fundamental Investment Policies
The iShares Short Maturity Bond ETF will not:
1.	Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit the Fund’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. government securities; and (iv) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Financial services will be divided according to its industries; for example, commercial banks, thrifts and mortgage finance, diversified financial services, consumer finance, capital markets, insurance, REITs and real estate management and development will each be considered a separate industry.
2.	Borrow money, except that (i) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities; and (ii) the Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.
3.	Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
4.	Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
5.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this restriction shall not prevent the Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts.
6.	Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.
Each of the iShares Short Maturity Municipal Bond ETF and the iShares Ultra Short-Term Bond ETF will not:
1.	Concentrate its investments in a particular industry, as that term is used in the Investment Company Act.
2.	Borrow money, except as permitted under the Investment Company Act.
3.	Issue senior securities to the extent such issuance would violate the Investment Company Act.
4.	Purchase or hold real estate, except the Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of REITs, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.
5.	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.
6.	Purchase or sell commodities or commodity contracts, except as permitted by the Investment Company Act.
34

7.	Make loans to the extent prohibited by the Investment Company Act.
8.	Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act.
Notations Regarding each of the iShares Short Maturity Municipal Bond ETF and iShares Ultra Short-Term Bond ETF's Fundamental Investment Policies
The following notations are not considered to be part of each Fund’s fundamental investment policies and are subject to change without shareholder approval.
With respect to the fundamental policy relating to concentration set forth in (1) above, the Investment Company Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to each Fund's industry classifications, each Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. The policy also will be interpreted to give broad authority to each Fund as to how to classify issuers within or among industries.
With respect to the fundamental policy relating to borrowing money set forth in (2) above, the Investment Company Act permits each Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (Each Fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the Investment Company Act requires each Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of each Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the Investment Company Act restrictions. In accordance with SEC staff guidance and interpretations, when each Fund engages in such transactions, the Fund instead of maintaining asset coverage of at least 300%, may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). The policy in (2) above will be interpreted to permit each Fund to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the Investment Company Act and to permit each Fund to segregate or earmark liquid assets or enter into offsetting positions in accordance with the Investment Company Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.
With respect to the fundamental policy relating to underwriting set forth in (5) above, the Investment Company Act does not prohibit each Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the Investment Company Act permits the Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of each Fund’s underwriting commitments, when added to the value of the Fund’s investments in issuers where each Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Although it is not believed that the application of the 1933 Act provisions described above would cause each Fund to be engaged in the business of underwriting, the policy in (5) above will be interpreted not to prevent the Fund from engaging in
35

transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.
With respect to the fundamental policy relating to lending set forth in (7) above, the Investment Company Act does not prohibit each Fund from making loans (including lending its securities); however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.
Each of the iShares Short Maturity Municipal Bond ETF and iShares Ultra Short-Term Bond ETF is currently classified as a diversified fund under the Investment Company Act. This means that each Fund may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of each Fund's total assets would be invested in securities of that issuer or (b) each Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, each Fund can invest more than 5% of its assets in one issuer. Under the Investment Company Act, each Fund cannot change its classification from diversified to non-diversified without shareholder approval.
Non-Fundamental Investment Policies
iShares Short Maturity Municipal Bond ETF and iShares Ultra Short-Term Bond ETF
Each Fund has adopted a non-fundamental policy not to make short sales of securities or maintain a short position, except to the extent permitted by each Fund's Prospectus and SAI, as amended from time to time, and applicable law.
In addition to the investment restrictions adopted as fundamental policies set forth above, each Fund has adopted a non-fundamental policy not to invest in the securities of a company for the purpose of exercising management or control, or purchase or otherwise acquire any illiquid investment, except as permitted under the 1940 Act, which currently limits each Fund’s holdings in illiquid investments to 15% of a Fund’s net assets. BFA monitors Fund holdings in illiquid investments pursuant to the Liquidity Program.
If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction, except that certain percentage limitations will be observed continuously in accordance with applicable law.
Each Fund has adopted a non-fundamental investment policy to invest, under normal circumstances, at least 80% of its net assets in a portfolio of U.S. dollar-denominated investment-grade fixed-income securities. Each Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, each Fund’s future investments will be made in a manner that will bring each Fund into compliance with this policy.
The iShares Short Maturity Municipal Bond ETF has adopted a fundamental investment policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in investments the income of which is free from federal income tax.
All Funds
Each Fund has adopted a non-fundamental policy not to purchase securities of other investment companies, except to the extent permitted by the 1940 Act. As a matter of policy, however, a Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the 1940 Act, at any time the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).
Unless otherwise indicated, all limitations under each Fund's fundamental or non-fundamental investment policies apply only at the time that a transaction is undertaken. Any change in the percentage of each Fund's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in each Fund’s total assets will not
36

require each Fund to dispose of an investment until BFA determines that it is practicable to sell or close out the investment without undue market or tax consequences.
Continuous Offering
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all of the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange generally is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.
Management
Trustees and Officers.  The Board has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).
The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust, and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 366 funds as of February 28, 2020. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds' Trustees and officers may be found in this SAI, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).
37

Interested Trustees
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[1] (63)	Trustee (since 2011).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares Trust (since 2009).
Salim Ramji[2] (49)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares Trust (since 2019)

[1]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[2]	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
38

Independent Trustees
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (70)	Trustee (since 2011); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York's public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (64)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (65)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).
John E. Kerrigan (64)	Trustee (since 2011); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005).
Drew E. Lawton (60)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).
39

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (58)	Trustee (since 2011); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares Trust (since 2003)
Madhav V. Rajan (55)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares Trust (since 2011).
Officers
Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Armando Senra (48)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).
Trent Walker (45)	Treasurer and Chief Financial Officer (since 2020).	Managing Director of BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.
40

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Charles Park (52)	Chief Compliance Officer (since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre (44)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (51)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (59)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (57)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).
The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee of the Board. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Funds' investment adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board member of the Funds and the other funds in the Trust (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Also, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve (or continue to serve) as a Trustee.
Robert S. Kapito has been a Trustee of the Trust since 2011. Mr. Kapito has also served as a Director of iShares, Inc., a Trustee of iShares Trust since 2009 and a Director of BlackRock, Inc. since 2006. Mr. Kapito served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. In addition, he has over 20 years of experience as part of BlackRock, Inc. and BlackRock’s predecessor entities. Mr. Kapito serves as President of BlackRock, Inc., and is a member of the Global Executive Committee and Chairman of the Global Operating Committee. He is responsible for day-to-day oversight of BlackRock's key operating units, including Investment Strategies, Client Businesses, Technology & Operations, and Risk & Quantitative Analysis. Prior to assuming his current responsibilities in 2007, Mr. Kapito served as Vice Chairman of BlackRock, Inc. and Head of BlackRock's Portfolio Management Group. In that role, he was responsible for overseeing all portfolio management within BlackRock, including the Fixed Income, Equity, Liquidity, and Alternative Investment Groups. Mr. Kapito serves as a member of the Board of Trustees of the University of Pennsylvania and the Harvard Business School Board of Dean’s Advisors. He has also been President of the Board of Directors for the Hope & Heroes Children's Cancer Fund since 2002. Mr. Kapito earned a BS degree in economics from the Wharton School of the University of Pennsylvania in 1979, and an MBA degree from Harvard Business School in 1983.
41

Salim Ramji has been a Trustee of the Trust since 2019. Mr. Ramji has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2019. Mr. Ramji is the Global Head of BlackRock’s ETF and Index Investments business. In addition, he is a member of BlackRock’s Global Executive Committee. Prior to assuming his current responsibilities in 2019, Mr. Ramji was Head of BlackRock's U.S. Wealth Advisory business, where he was responsible for leading BlackRock's relationships with wealth management firms and platforms, for distributing BlackRock's alpha-seeking and iShares investment capabilities and for the adoption of BlackRock's portfolio construction and digital wealth technologies to financial advisors. Mr. Ramji joined BlackRock in 2014, serving initially as the Global Head of Corporate Strategy. Prior to BlackRock, Mr. Ramji was a Senior Partner at McKinsey & Company, where he led the Asset and Wealth Management practice areas. He started his career as a corporate finance and mergers and acquisitions lawyer at Clifford Chance LLP in London and Hong Kong. He has served as a Trustee of Graham Windham, a New York-based child care agency, since 2007. Mr. Ramji earned a bachelor's degree in economics and politics from University of Toronto, a law degree, from Cambridge University and is a CFA charter holder.
Cecilia H. Herbert has been a Trustee of the Trust since 2011 and Chair of the Trust’s Board since 2016. Ms. Herbert has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2005, and Chair of each Board since 2016. Ms. Herbert served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. In addition, Ms. Herbert served as Trustee of the Forward Funds from 2009 to 2018 and Trustee of Salient Funds from 2015 to 2018. She has served since 1992 on the Investment Council of the Archdiocese of San Francisco and was Chair from 1994 to 2005. She has served as a member of the Finance, Audit and Quality Committees and Trustee of Stanford Health Care since 2016 and became Chair of the Finance Committee of Stanford Health Care in 2019. She has served as a Trustee of WNET, New York’s public media station, since 2011 and a Member of its Audit Committee since 2018. She became a member of the Governing Council of the Independent Directors Forum in 2018 and joined the board of Thrivent Church Loan and Income Fund in 2019. She was President of the Board of Catholic Charities CYO, the largest social services agency in the San Francisco Bay Area, from 2007 to 2011 and a member of that board from 1992 to 2013. She previously served as Trustee of the Pacific Select Funds from 2004 to 2005 and Trustee of the Montgomery Funds from 1992 to 2003. She worked from 1973 to 1990 at J.P. Morgan/Morgan Guaranty Trust doing international corporate finance and corporate lending, retiring as Managing Director and Head of the West Coast Office. Ms. Herbert has been on numerous non-profit boards, chairing investment and finance committees. She holds a double major in economics and communications from Stanford University and an MBA from Harvard Business School.
Jane D. Carlin has been a Trustee of the Trust since 2015 and Chair of the Risk Committee since 2016. Ms. Carlin has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2015, and Chair of the Risk Committee of each Board since 2016. Ms. Carlin has served as a consultant since 2012 and formerly served as Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley from 2006 to 2012. In addition, Ms. Carlin served as Managing Director and Global Head of the Bank Operational Risk Oversight Department of Credit Suisse Group from 2003 to 2006. Prior to that, Ms. Carlin served as Managing Director and Deputy General Counsel of Morgan Stanley. Ms. Carlin has over 30 years of experience in the financial sector and has served in a number of legal, regulatory, and risk management positions. Ms. Carlin has served as a member of the Audit Committee and as a Director of The Hanover Insurance Group, Inc., each since 2016. Ms. Carlin served as a member of the Audit Committee from 2012 to 2018, Chair of the Nominating and Governance Committee from 2017 to 2018 and as an Independent Director on the Board of PHH Corporation from 2012 to 2018. She previously served as a Director on the Boards of Astoria Financial Corporation and Astoria Bank. Ms. Carlin was appointed by the United States Treasury to the Financial Services Sector Coordinating Council for Critical Infrastructure Protection and Homeland Security, where she served as Chairperson from 2010 to 2012 and Vice Chair and Chair of the Cyber Security Committee from 2009 to 2010. Ms. Carlin has a BA degree in political science from State University of New York at Stony Brook and a JD degree from Benjamin N. Cardozo School of Law.
Richard L. Fagnani has been a Trustee of the Trust since 2017 and Chair of the Audit Committee of the Trust since 2019. Mr. Fagnani has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2017, and Chair of the Audit Committee of each Board since 2019. Mr. Fagnani served as an Advisory Board Member of the Trust, iShares Trust and iShares, Inc. from April 2017 to June 2017. Mr. Fagnani served as a Senior Audit Partner at KPMG LLP from 2002 to 2016, most recently as the U.S. asset management audit practice leader responsible for setting strategic direction and execution of the operating plan for the asset management audit practice. In addition, from 1977 to 2002, Mr. Fagnani served as an Audit Partner at Andersen LLP, where he developed and managed the asset management audit practice in the Philadelphia office. Mr. Fagnani served as a Trustee on the Board of the Walnut Street Theater in Philadelphia from 2009 to 2014 and as a member of the School of Business Advisory Board at LaSalle University from 2006 to 2014. Mr. Fagnani has a BS degree in Accounting from LaSalle University.
42

John E. Kerrigan has been a Trustee of the Trust since 2011 and Chair of the Equity Plus and Nominating and Governance Committees of the Trust since 2019. Mr. Kerrigan has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2005, and Chair of the Equity Plus and Nominating and Governance Committees of each Board since 2019. Mr. Kerrigan served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Kerrigan has served as Chief Investment Officer of Santa Clara University since 2002. Mr. Kerrigan was formerly a Managing Director at Merrill Lynch & Co., including the following responsibilities: Managing Director, Institutional Client Division, Western United States. Mr. Kerrigan has been a Director, since 1999, of The BASIC Fund (Bay Area Scholarships for Inner City Children). Mr. Kerrigan has a BA degree from Boston College and is a Chartered Financial Analyst Charterholder.
Drew E. Lawton has been a Trustee of the Trust since 2017 and Chair of the 15(c) Committee of the Trust since 2017. Mr. Lawton has also served as a Director of iShares, Inc., a Trustee of iShares Trust, and Chair of the 15(c) Committee of each Board since 2017. Mr. Lawton also served as an Advisory Board Member of the Trust, iShares, Inc. and iShares Trust from 2016 to 2017. Mr. Lawton served as Director of Principal Funds, Inc., Principal Variable Contracts Funds, Inc. and Principal Exchange-Traded Funds from March 2016 to October 2016. Mr. Lawton served in various capacities at New York Life Insurance Company from 2010 to 2015, most recently as a Senior Managing Director and Chief Executive Officer of New York Life Investment Management. From 2008 to 2010, Mr. Lawton was the President of Fridson Investment Advisors, LLC. Mr. Lawton previously held multiple roles at Fidelity Investments from 1997 to 2008. Mr. Lawton has a BA degree in Administrative Science from Yale University and an MBA from University of North Texas.
John E. Martinez has been a Trustee of the Trust since 2011 and Chair of the Securities Lending Committee of the Trust since 2019. Mr. Martinez has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2003, and Chair of the Securities Lending Committee of each Board since 2019. Mr. Martinez served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2010 to 2015. Mr. Martinez is a Director of Real Estate Equity Exchange, Inc., providing governance oversight and consulting services to this privately held firm that develops products and strategies for homeowners in managing the equity in their homes. Mr. Martinez currently serves as a Board member for the Cloudera Foundation, whose mission is to apply Cloudera’s data science expertise and discipline to solve global social problems. Mr. Martinez previously served as Director of Barclays Global Investors (“BGI”) UK Holdings, where he provided governance oversight representing BGI’s shareholders (Barclays PLC, BGI management shareholders) through oversight of BGI’s worldwide activities. Mr. Martinez also previously served as Co-Chief Executive Officer of the Global Index and Markets Group of BGI, Chairman of Barclays Global Investor Services and Chief Executive Officer of the Capital Markets Group of BGI. From 2003 to 2012, he was a Director and Executive Committee Member for Larkin Street Youth Services, providing governance oversight and strategy development to an agency that provides emergency and transitional housing, healthcare, education, job and life skills training to homeless youth. He now serves on the Larkin Street Honorary Board. From 2012 to 2016, Mr. Martinez served as a Director for Reading Partners, an organization committed to making all children literate through one-on-one tutoring of students in grades K-4 who are not yet reading at grade level. Mr. Martinez has an AB degree in economics from The University of California, Berkeley and holds an MBA degree in finance and statistics from The University of Chicago Booth School of Business.
Madhav V. Rajan has been a Trustee of the Trust since 2011 and Chair of the Fixed Income Plus Committee of the Trust since 2019. Mr. Rajan has also served as a Director of iShares, Inc. and a Trustee of iShares Trust since 2011, and Chair of the Fixed Income Plus Committee of each Board since 2019. Mr. Rajan served as a Director of iShares MSCI Russia Capped ETF, Inc. from 2011 to 2015. Mr. Rajan is the Dean and George Pratt Shultz Professor of Accounting at the University of Chicago Booth School of Business and also serves as Chair of the Board for the Center for Research in Security Prices, LLC, an affiliate of the University of Chicago Booth School of Business since 2020. From 2001 to 2017, Mr. Rajan was the Robert K. Jaedicke Professor of Accounting at the Stanford University Graduate School of Business. In April 2017, he received the school’s Robert T. Davis Award for Lifetime Achievement and Service. He has taught accounting for over 25 years to undergraduate, MBA and law students, as well as to senior executives. From 2010 to 2016, Mr. Rajan served as the Senior Associate Dean for Academic Affairs and head of the MBA Program at the Stanford University Graduate School of Business. Mr. Rajan served as editor of “The Accounting Review” from 2002 to 2008 and is co-author of “Cost Accounting: A Managerial Emphasis,” a leading cost accounting textbook. From 2013 to 2018, Mr. Rajan served on the Board of Directors of Cavium Inc., a semiconductor company. Mr. Rajan holds MS and PhD degrees in Accounting from Carnegie Mellon University.
Board – Leadership Structure and Oversight Responsibilities
Overall responsibility for oversight of the Funds rests with the Board. The Board has engaged BFA to manage the Funds on a day-to-day basis. The Board is responsible for overseeing BFA and other service providers in the operations of the Funds in
43

accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of nine members, seven of whom are Independent Trustees. The Board currently conducts regular in person meetings four times a year. In addition, the Board frequently holds special in person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees meet regularly outside the presence of management, in executive session or with other service providers to the Trust.
The Board has appointed an Independent Trustee to serve in the role of Board Chair. The Board Chair’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Board Chair may also perform such other functions as may be delegated by the Board from time to time. The Board has established seven standing Committees: a Nominating and Governance Committee, an Audit Committee, a 15(c) Committee, a Securities Lending Committee, a Risk Committee, an Equity Plus Committee and a Fixed Income Plus Committee to assist the Board in the oversight and direction of the business and affairs of the Funds, and from time to time the Board may establish ad hoc committees or informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters. The Chair of each standing Committee is an Independent Trustee. The role of the Chair of each Committee is to preside at all meetings of the Committee and to act as a liaison with service providers, officers, attorneys and other Trustees between meetings. Each standing Committee meets regularly to conduct the oversight functions delegated to the Committee by the Board and reports its finding to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and it allocates areas of responsibility among committees of Independent Trustees and the full Board to enhance effective oversight.
Day-to-day risk management with respect to the Funds is the responsibility of BFA or other service providers (depending on the nature of the risk), subject to the supervision of BFA. Each Fund is subject to a number of risks, including investment, compliance, operational, reputational, counterparty and valuation risks, among others. While there are a number of risk management functions performed by BFA and other service providers, as applicable, it is not possible to identify and eliminate all of the risks applicable to the Funds. The Trustees have an oversight role in this area, satisfying themselves that risk management processes and controls are in place and operating effectively. Risk oversight forms part of the Board’s general oversight of each Fund and is addressed as part of various Board and committee activities. In some cases, risk management issues are specifically addressed in presentations and discussions. For example, BFA has an independent dedicated Risk and Quantitative Analysis Group (“RQA”) that assists BFA in managing fiduciary and corporate risks, including investment, operational, counterparty credit and enterprise risk. Representatives of RQA meet with the Board to discuss their analysis and methodologies, as well as specific risk topics such as operational and counterparty risks relating to the Funds. The Board, directly or through a committee, also reviews reports from, among others, management and the independent registered public accounting firm for the Trust, as appropriate, regarding risks faced by each Fund and management’s risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Trust's compliance program, including assessments by independent third parties, and reports to the Board regarding compliance matters for the Trust and its principal service providers. In testing and maintaining the compliance program, the Chief Compliance Officer (and his or her delegates) assesses key compliance risks affecting each Fund, and addresses them in periodic reports to the Board. In addition, the Audit Committee meets with both the Funds' independent registered public accounting firm and BFA’s internal audit group to review risk controls in place that support each Fund as well as test results. Board oversight of risk is also performed as needed between meetings through communications between BFA and the Board. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities. From time to time, the Board may modify the manner in which it conducts risk oversight. The Board’s oversight role does not make it a guarantor of the Funds' investment performance or other activities.
Committees of the Board of Trustees.  The members of the Audit Committee are Richard L. Fagnani (Chair), John E. Kerrigan and Madhav V. Rajan, each of whom is an Independent Trustee. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (ii) in its oversight of the Trust's financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements
44

that relate to the Trust's accounting and financial reporting, internal controls, compliance controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met eight times during the fiscal year ended October 31, 2019.
The members of the Nominating and Governance Committee are John E. Kerrigan (Chair), Madhav V. Rajan and Drew E. Lawton, each of whom is an Independent Trustee. The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board and recommends appointments to the Advisory Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Board Chair; (v) periodic review of the Board's retirement policy; and (vi) recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Board, Board Chair and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nominations recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee met one time during the fiscal year ended October 31, 2019.
Each Independent Trustee serves on the 15(c) Committee. The Chair of the 15(c) Committee is Drew E. Lawton. The principal responsibilities of the 15(c) Committee are to support, oversee and organize on behalf of the Board the process for the annual review and renewal of the Trust's advisory and sub-advisory agreements. These responsibilities include: (i) meeting with BlackRock, Inc. in advance of the Board meeting at which the Trust's advisory and sub-advisory agreements are to be considered to discuss generally the process for providing requested information to the Board and the format in which information will be provided; and (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to evaluate the investment advisory and sub-advisory agreements of the Trust. The 15(c) Committee met three times during the fiscal year ended October 31, 2019.
The members of the Securities Lending Committee are John E. Martinez (Chair), Jane D. Carlin and Drew E. Lawton, each of whom is an Independent Trustee. The principal responsibilities of the Securities Lending Committee are to support, oversee and organize on behalf of the Board the process for oversight of the Trust's securities lending activities. These responsibilities include: (i) requesting that certain information be provided to the Committee for its review and consideration prior to such information being provided to the Board; (ii) considering and discussing with BlackRock, Inc. such other matters and information as may be necessary and appropriate for the Board to oversee the Trust's securities lending activities and make required findings and approvals; and (iii) providing a recommendation to the Board regarding the annual approval of the Trust's Securities Lending Guidelines and the required findings with respect to, and annual approval of, the Trust's agreement with the securities lending agent. The Securities Lending Committee met six times during the fiscal year ended October 31, 2019.
The members of the Equity Plus Committee are John E. Kerrigan (Chair), John E. Martinez and Drew E. Lawton, each of whom is an Independent Trustee. The principal responsibilities of the Equity Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for equity funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the Board from time to time and providing a report or recommendation to the Board as appropriate. The Equity Plus Committee met four times during the fiscal year ended October 31, 2019.
The members of the Fixed Income Plus Committee are Madhav V. Rajan (Chair), Jane D. Carlin and Richard L. Fagnani, each of whom is an Independent Trustee. The principal responsibilities of the Fixed Income Plus Committee are to support, oversee and organize on behalf of the Board the process for oversight of Trust performance and related matters for fixed-income or multi-asset funds. These responsibilities include: (i) reviewing quarterly reports regarding Trust performance, secondary market trading and changes in net assets to identify any matters that should be brought to the attention of the Board; and (ii) considering any performance or investment related matters as may be delegated to the Committee by the
45

Board from time to time and providing a report or recommendation to the Board as appropriate. The Fixed Income Plus Committee met four times during the fiscal year ended October 31, 2019.
The members of the Risk Committee are Jane D. Carlin (Chair), Richard L. Fagnani and John E. Martinez, each of whom is an Independent Trustee. The principal responsibility of the Risk Committee is to consider and organize on behalf of the Board risk related matters of the Funds so the Board may most effectively structure itself to oversee them. The Risk Committee commenced on January 1, 2016. The Risk Committee met eight times during the fiscal year ended October 31, 2019.
As the Chair of the Board, Cecilia H. Herbert may serve as an ex-officio member of each Committee.
The following table sets forth, as of December 31, 2019, the dollar range of equity securities beneficially owned by each Trustee in the Funds and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust. If a fund is not listed below, the Trustee did not own any securities in that fund as of the date indicated above:
Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Robert S. Kapito	None	None	None

Salim Ramji[1]	iShares Commodities Select Strategy ETF	$10,001-$50,000	Over $100,000
	iShares Core MSCI Emerging Markets ETF	Over $100,000
	iShares Core MSCI Total International Stock ETF	$1-$10,000
	iShares Core S&P 500 ETF	$1-$10,000
	iShares Core S&P Total U.S. Stock Market ETF	$1-$10,000
	iShares Expanded Tech Sector ETF	$1-$10,000
	iShares Expanded Tech-Software Sector ETF	$1-$10,000
	iShares MSCI USA ESG Select ETF	$1-$10,000
	iShares North American Natural Resources ETF	$10,001-$50,000
	iShares Robotics and Artificial Intelligence Multisector ETF	$1-$10,000
	iShares TIPS Bond ETF	$10,001-$50,000

Cecilia H. Herbert	iShares California Muni Bond ETF	Over $100,000	Over $100,000
	iShares China Large-Cap ETF	$50,001-$100,000
	iShares Core Dividend Growth ETF	$50,001-$100,000
	iShares Core MSCI Emerging Markets ETF	$1-$10,000
	iShares Core MSCI Total International Stock ETF	$10,001-$50,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Core S&P U.S. Growth ETF	$50,001-$100,000
	iShares Core S&P U.S. Value ETF	$50,001-$100,000
	iShares iBoxx $ High Yield Corporate Bond ETF	$10,001-$50,000
	iShares International Select Dividend ETF	$1-$10,000
	iShares MSCI EAFE ETF	$1-$10,000
46

Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	iShares MSCI Japan ETF	$10,001-$50,000
	iShares National Muni Bond ETF	$10,001-$50,000
	iShares Preferred and Income Securities ETF	$10,001-$50,000

Jane D. Carlin	iShares 1-3 Year Treasury Bond ETF	$50,001-$100,000	Over $100,000
	iShares Core MSCI Emerging Markets ETF	$10,001-$50,000
	iShares Core MSCI Total International Stock ETF	Over $100,000
	iShares Core S&P Mid-Cap ETF	$10,001-$50,000
	iShares Core S&P Small-Cap ETF	Over $100,000
	iShares Core U.S. Aggregate Bond ETF	Over $100,000
	iShares Edge MSCI Min Vol USA ETF	$50,001-$100,000
	iShares Global Tech ETF	$10,001-$50,000
	iShares MSCI ACWI ETF	Over $100,000
	iShares MSCI ACWI ex U.S. ETF	$50,001-$100,000
	iShares MSCI EAFE Small-Cap ETF	$10,001-$50,000
	iShares MSCI Emerging Markets Small-Cap ETF	$10,001-$50,000
	iShares Select Dividend ETF	$10,001-$50,000
	iShares Ultra Short-Term Bond ETF	Over $100,000

Richard L. Fagnani	iShares Core MSCI EAFE ETF	$10,001-$50,000	Over $100,000
	iShares Core S&P 500 ETF	$10,001-$50,000
	iShares Core S&P Small-Cap ETF	$10,001-$50,000
	iShares Edge MSCI Multifactor Emerging Markets ETF	$10,001-$50,000
	iShares Edge MSCI USA Value Factor ETF	$10,001-$50,000
	iShares Exponential Technologies ETF	$10,001-$50,000
	iShares Global Clean Energy ETF	$10,001-$50,000
	iShares MSCI EAFE Value ETF	$10,001-$50,000
	iShares MSCI Emerging Markets Small-Cap ETF	$10,001-$50,000
	iShares Robotics and Artificial Intelligence Multisector ETF	$10,001-$50,000
	iShares S&P Small-Cap 600 Value ETF	$10,001-$50,000
	iShares Select Dividend ETF	$10,001-$50,000
	iShares U.S. Financials ETF	$10,001-$50,000

John E. Kerrigan	iShares MSCI ACWI ex U.S. ETF	Over $100,000	Over $100,000

47

Name	Fund	Dollar Range of Equity Securities in Named Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Drew E. Lawton	iShares 0-5 Year High Yield Corporate Bond ETF	Over $100,000	Over $100,000
	iShares Core Dividend Growth ETF	$50,001-$100,000
	iShares Core MSCI Total International Stock ETF	$50,001-$100,000
	iShares Core S&P Total U.S. Stock Market ETF	Over $100,000
	iShares Exponential Technologies ETF	Over $100,000
	iShares MSCI Frontier 100 ETF	$1-$10,000
	iShares Nasdaq Biotechnology ETF	$50,001-$100,000
	iShares Short Maturity Bond ETF	Over $100,000
	iShares Ultra Short-Term Bond ETF	Over $100,000

John E. Martinez	iShares Core 5-10 Year USD Bond ETF	Over $100,000	Over $100,000
	iShares Core International Aggregate Bond ETF	Over $100,000
	iShares Global Consumer Staples ETF	Over $100,000
	iShares Interest Rate Hedged Long-Term Corporate Bond ETF	Over $100,000
	iShares Intermediate-Term Corporate Bond ETF	Over $100,000
	iShares MSCI EAFE ETF	Over $100,000
	iShares Russell 1000 ETF	Over $100,000
	iShares Russell 1000 Value ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000

Madhav V. Rajan	iShares Broad USD High Yield Corporate Bond ETF	Over $100,000	Over $100,000
	iShares Core Dividend Growth ETF	Over $100,000
	iShares Core High Dividend ETF	Over $100,000
	iShares Core MSCI EAFE ETF	Over $100,000
	iShares Core S&P 500 ETF	Over $100,000
	iShares Mortgage Real Estate ETF	Over $100,000
	iShares Preferred and Income Securities ETF	Over $100,000
	iShares Russell 2000 ETF	Over $100,000
	iShares Select Dividend ETF	Over $100,000
	iShares Short-Term Corporate Bond ETF	Over $100,000
	iShares Short Maturity Bond ETF	Over $100,000
	iShares Ultra Short-Term Bond ETF	Over $100,000

[1]	Appointed to serve as an Interested Trustee effective June 19, 2019.
As of December 31, 2019, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of BFA (the Funds' investment adviser), the Distributor or any person controlling, controlled by or under common control with BFA or the Distributor.
48

Remuneration of Trustees and Advisory Board Members.  Effective January 1, 2020, each current Independent Trustee is paid an annual retainer of $395,000 for his or her services as a Board member to the BlackRock-advised Funds in the Exchange-Traded Fund Complex, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings. The annual retainer for services as an Advisory Board Member is the same as the annual retainer for services as a Board member.  The Independent Chair of the Board is paid an additional annual retainer of $80,000. The Chair of each of the Equity Plus Committee, Fixed Income Plus Committee, Securities Lending Committee, Risk Committee, Nominating and Governance Committee and 15(c) Committee is paid an additional annual retainer of $25,000. The Chair of the Audit Committee is paid an additional annual retainer of $40,000. Each Independent Trustee that served as a director of subsidiaries of the Exchange-Traded Fund Complex is paid an additional annual retainer of $10,000 (plus an additional $1,765 paid annually to compensate for taxes due in the Republic of Mauritius in connection with such Trustee’s service on the boards of certain Mauritius-based subsidiaries).
The tables below set forth the compensation earned by each Independent Trustee and Interested Trustee for services to each Fund for the fiscal year ended October 31, 2019 and the aggregate compensation paid to them for services to the Exchange-Traded Fund Complex for the calendar year ended December 31, 2019.
Name	iShares Short Maturity Bond ETF	iShares Short Maturity Municipal Bond ETF	iShares Ultra Short-Term Bond ETF
Independent Trustees:

Jane D. Carlin	$ 1,397	$ 52	$548
Richard L. Fagnani	1,434	53	563
Cecilia H. Herbert	1,599	59	627
Charles A. Hurty[1]	447	17	175
John E. Kerrigan	1,459	54	572
Drew E. Lawton	1,397	52	548
John E. Martinez	1,397	52	548
Madhav V. Rajan	1,397	52	548

Interested Trustees:

Robert S. Kapito	$ 0	$ 0	$0
Salim Ramji[2]	0	0	0
Mark K. Wiedman[3]	0	0	0

Name	Pension or Retirement Benefits Accrued As Part of Trust Expenses[4]	Estimated Annual Benefits Upon Retirement[4]	Total Compensation From the Funds and Fund Complex[5]
Independent Trustees:

Jane D. Carlin	Not Applicable	Not Applicable	$395,000
Richard L. Fagnani	Not Applicable	Not Applicable	421,764
Cecilia H. Herbert	Not Applicable	Not Applicable	450,000
Charles A. Hurty[1]	Not Applicable	Not Applicable	N/A
John E. Kerrigan	Not Applicable	Not Applicable	420,000
Drew E. Lawton	Not Applicable	Not Applicable	406,764
John E. Martinez	Not Applicable	Not Applicable	395,000
Madhav V. Rajan	Not Applicable	Not Applicable	395,000

Interested Trustees:

Robert S. Kapito	Not Applicable	Not Applicable	$ 0
49

Name	Pension or Retirement Benefits Accrued As Part of Trust Expenses[4]	Estimated Annual Benefits Upon Retirement[4]	Total Compensation From the Funds and Fund Complex[5]
Salim Ramji[2]	Not Applicable	Not Applicable	0
Mark K. Wiedman[3]	Not Applicable	Not Applicable	0

[1]	Served as an Independent Trustee through December 31, 2018.
[2]	Appointed to serve as an Interested Trustee effective June 19, 2019.
[3]	Served as an Interested Trustee through June 19, 2019.
[4]	No Trustee or Officer is entitled to any pension or retirement benefits from the Trust.
[5]	Also includes compensation for service on the Board of Trustees of iShares Trust and the Board of Directors of iShares, Inc.
Control Persons and Principal Holders of Securities.
The Trustees and officers of the Trust collectively owned less than 1% of each Fund's outstanding shares as of January 31, 2020.
Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants (as defined below), as of January 31, 2020, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund were as follows:
Fund	Name	Percentage of Ownership
iShares Short Maturity Bond ETF	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	15.27%
	TD Ameritrade Clearing, Inc. 4700 Alliance Gateway Freeway Fort Worth, TX 76177	13.10%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	8.84%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	8.64%
	Morgan Stanley Smith Barney LLC One New York Plaza New York, NY 10004	7.33%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.01%

iShares Short Maturity Municipal Bond ETF	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	21.68%
	TD Ameritrade Clearing, Inc. 4700 Alliance Gateway Freeway Fort Worth, TX 76177	15.46%
50

Fund	Name	Percentage of Ownership
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	14.93%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	11.34%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.99%
	LPL Financial Corporation 9785 Towne Centre Drive San Diego, CA 92121-1968	5.25%

iShares Ultra Short-Term Bond ETF	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	26.26%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94014	19.54%
	TD Ameritrade Clearing, Inc. 4700 Alliance Gateway Freeway Fort Worth, TX 76177	11.72%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated - TS Sub 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	7.82%
Potential Conflicts of Interest.  The PNC Financial Services Group, Inc. (“PNC”), through a subsidiary, has a significant economic interest in BlackRock, Inc., the parent of BFA, the Funds' investment adviser. Certain activities of BFA, BlackRock, Inc. and the other subsidiaries of BlackRock, Inc. (collectively referred to in this section as “BlackRock”) and PNC and its subsidiaries (collectively referred to in this section as the “Entities”), and their respective directors, officers and employees, with respect to the Funds and/or other accounts managed by BlackRock or Entities, may give rise to actual or perceived conflicts of interest such as those described below.
BlackRock is one of the world's largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock, PNC and their respective subsidiaries and each of their respective directors, officers and employees, including, in the case of BlackRock, the business units or entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including managing equities, fixed-income securities, cash and alternative investments, and banking and other financial services, and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage a Fund and its shareholders. These businesses and interests include potential multiple advisory, transactional, financial and other relationships with, or interests in, companies and interests in securities or other instruments that may be purchased or sold by a Fund.
BlackRock and the Entities have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. BlackRock and the Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case, for the accounts of clients and, in some cases, on a proprietary basis. As such, BlackRock and the Entities are or
51

may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on a Fund's performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of a Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.
When BlackRock seeks to purchase or sell the same assets for managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or the Entities may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small-capitalization, emerging market or less liquid strategies. This may occur with respect to BlackRock-advised accounts when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.
Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) BlackRock or its other accounts or funds, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) BlackRock or its other accounts or funds. In addition, to the extent permitted by applicable law, certain Funds may invest their assets in other funds advised by BlackRock, including funds that are managed by one or more of the same portfolio managers, which could result in conflicts of interest relating to asset allocation, timing of Fund purchases and redemptions, and increased remuneration and profitability for BlackRock, and/or its personnel, including portfolio managers.
In certain circumstances, BlackRock, on behalf of the Funds, may seek to buy from or sell securities to another fund or account advised by BlackRock. BlackRock may (but is not required to) effect purchases and sales between BlackRock clients (“cross trades”), including the Funds, if BlackRock believes such transactions are appropriate based on each party's investment objectives and guidelines, subject to applicable law and regulation. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit BlackRock’s decision to engage in these transactions for the Funds. BlackRock may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions. On any occasion when a Fund participates in a cross trade, BlackRock will comply with procedures adopted under applicable rules and SEC guidance.
BlackRock and the Entities and their respective clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund's investments may be negatively impacted by the activities of BlackRock or the Entities or their respective clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.
The results of a Fund’s investment activities may differ significantly from the results achieved by BlackRock for its proprietary accounts or other accounts (including investment companies or collective investment vehicles) which it manages or advises. It is possible that one or more accounts managed or advised by BlackRock and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more proprietary or other accounts managed or advised by BlackRock achieve significant profits. The opposite result is also possible.
From time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual requirements applicable to BlackRock or one or more Entities or other accounts managed or advised by BlackRock or an Entity for clients worldwide, and/or the internal policies of BlackRock and the Entities designed to comply with such requirements. As a result, there may be periods, for example, when BlackRock will
52

not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Entities are performing services or when position limits have been reached. For example, the investment activities of BlackRock or one or more Entities for their proprietary accounts and accounts under their management may limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.
In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by BlackRock. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, BlackRock will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock, or the activities or strategies used for accounts managed by BlackRock or other client accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.
The Funds may be included in investment models developed by BlackRock for use by clients and financial advisors. To the extent clients invest in these investment models and increase the assets under management of the Funds, the investment management fee amounts paid by the Funds to BlackRock may also increase. The price, availability and liquidity of a Fund may be impacted by purchases and redemptions of the Fund by model-driven investment portfolios.
In addition, certain principals and certain employees of a Fund’s investment adviser are also principals or employees of other business units or entities within BlackRock. As a result, these principals and employees may have obligations to such other business units or entities or their clients and such obligations to other business units or entities or their clients may be a consideration of which investors in a Fund should be aware.
BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which clients of BlackRock or an Entity, or, to the extent permitted by the SEC and applicable law, BlackRock or an Entity, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock or an Entity.
BlackRock or one or more Entities may also create, write or issue derivatives for their clients, the underlying securities, currencies or instruments in which a Fund may invest or which may be based on the performance of the Fund. BlackRock has entered into an arrangement with Markit Indices Limited, the index provider for underlying fixed-income indexes used by certain iShares funds, related to derivative fixed-income products that are based on such iShares funds. BlackRock will receive certain payments for licensing intellectual property belonging to BlackRock and for facilitating the provision of data in connection with such derivative products, which may include payments based on the trading volumes of, or revenues generated by, the derivative products. Other funds and accounts managed by BlackRock may from time to time transact in such derivative products, which could contribute to the viability of such derivative products by making them more appealing to funds and accounts managed by third parties, and in turn lead to increased payments to BlackRock. Trading activity in such derivative products could also potentially lead to increased purchase activity with respect to these iShares funds and increased assets under management for BlackRock.
A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by BlackRock or one or more Entities and may also enter into transactions with other clients of BlackRock or an Entity where such other clients have interests adverse to those of the Fund.
At times, these activities may cause business units or entities within BlackRock or an Entity to give advice to clients that may cause these clients to take actions adverse to the interests of a Fund. To the extent such transactions are permitted, a Fund will deal with BlackRock and/or Entities on an arm’s-length basis.
To the extent authorized by applicable law, BlackRock or one or more Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by BlackRock or an Entity will be in its view commercially reasonable, although BlackRock and each Entity, including its sales personnel, will have an interest in obtaining fees and other
53

amounts that are favorable to BlackRock or the Entity and such sales personnel, which may have an adverse effect on the Funds. Index based funds also may use an index provider that is affiliated with another service provider of the Fund or BlackRock that acts as a broker, dealer, agent, lender or in other commercial capacities for a Fund or BlackRock.
Subject to applicable law, BlackRock and the Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities. No accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by BlackRock or an Entity of any such fees or other amounts.
When BlackRock or an Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, BlackRock or the Entity may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. BlackRock will not have any obligation to allow its credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that the Fund's counterparties will rely on the credit of BlackRock in evaluating the Fund's creditworthiness.
BTC, an affiliate of BFA pursuant to SEC exemptive relief, acts as securities lending agent to, and receives a share of securities lending revenues from, the Funds. BlackRock will also receive compensation for managing the reinvestment of the cash collateral from securities lending. There are potential conflicts of interests in managing a securities lending program, including but not limited to: (i) BlackRock as securities lending agent may have an incentive to increase or decrease the amount of securities on loan or to lend particular securities in order to generate additional risk-adjusted revenue for BlackRock and its affiliates; and (ii) BlackRock as securities lending agent may have an incentive to allocate loans to clients that would provide more revenue to BlackRock. As described further below, BlackRock seeks to mitigate this conflict by providing its securities lending clients with equal lending opportunities over time in order to approximate pro rata allocation.
As part of its securities lending program, BlackRock indemnifies certain clients and/or funds against a shortfall in collateral in the event of borrower default. BlackRock’s RQA calculates, on a regular basis, BlackRock’s potential dollar exposure to the risk of collateral shortfall upon counterparty default (“shortfall risk”) under the securities lending program for both indemnified and non-indemnified clients. On a periodic basis, RQA also determines the maximum amount of potential indemnified shortfall risk arising from securities lending activities (“indemnification exposure limit”) and the maximum amount of counterparty-specific credit exposure (“credit limits”) BlackRock is willing to assume as well as the program’s operational complexity. RQA oversees the risk model that calculates projected shortfall values using loan-level factors such as loan and collateral type and market value as well as specific borrower counterparty credit characteristics. When necessary, RQA may further adjust other securities lending program attributes by restricting eligible collateral or reducing counterparty credit limits. As a result, the management of the indemnification exposure limit may affect the amount of securities lending activity BlackRock may conduct at any given point in time and impact indemnified and non-indemnified clients by reducing the volume of lending opportunities for certain loans (including by asset type, collateral type and/or revenue profile).
BlackRock uses a predetermined systematic process in order to approximate pro rata allocation over time. In order to allocate a loan to a portfolio: (i) BlackRock as a whole must have sufficient lending capacity pursuant to the various program limits (i.e., indemnification exposure limit and counterparty credit limits); (ii) the lending portfolio must hold the asset at the time a loan opportunity arrives; and (iii) the lending portfolio must also have enough inventory, either on its own or when aggregated with other portfolios into one single market delivery, to satisfy the loan request. In doing so, BlackRock seeks to provide equal lending opportunities for all portfolios, independent of whether BlackRock indemnifies the portfolio. Equal opportunities for lending portfolios does not guarantee equal outcomes. Specifically, short and long-term outcomes for individual clients may vary due to asset mix, asset/liability spreads on different securities, and the overall limits imposed by the firm.
Purchases and sales of securities and other assets for a Fund may be bunched or aggregated with orders for other BlackRock client accounts, including with accounts that pay different transaction costs solely due to the fact that they have different research payment arrangements. BlackRock, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable or required, or in cases involving client direction.
Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or
54

credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.
Subject to applicable law, BlackRock may select brokers (including, without limitation, certain Entities) that furnish BlackRock, the Funds, other BlackRock client accounts or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock's view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and OTC transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.
BlackRock does not currently enter into arrangements to use the Funds' assets for, or participate in, soft dollars, although BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock. BlackRock, unless prohibited by applicable law, may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock, unless prohibited by applicable law, may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.
BlackRock may utilize certain electronic crossing networks (“ECNs”) (including, without limitation, ECNs in which BlackRock or an Entity has an investment or other interest, to the extent permitted by applicable law) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.
BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock's fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or an Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see the Proxy Voting Policy section of this SAI.
It is also possible that, from time to time, BlackRock or an Entity may, subject to compliance with applicable law, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance liquidity, investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. BlackRock and the Entities reserve the right, subject to compliance with applicable law, to sell into the market or redeem in Creation Units through an Authorized
55

Participant at any time some or all of the shares of a Fund acquired for their own accounts. A large sale or redemption of shares of a Fund by BlackRock or an Entity could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's liquidity, investment flexibility, portfolio diversification, expense ratio or ability to comply with the listing requirements for the Fund. BlackRock seeks to consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares but is not obligated to do so and may elect not to do so.
It is possible that a Fund may invest in securities of, or engage in transactions with, companies with which an Entity has developed or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or an Entity has significant debt or equity investments or other interests or in which an Entity makes a market. A Fund may also invest in issuances (such as structured notes) by entities for which BlackRock provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. A Fund also may invest in securities of, or engage in transactions with, companies to which an Entity provides or may in the future provide research coverage. Such investments or transactions could cause conflicts between the interests of a Fund and the interests of BlackRock, other clients of BlackRock or an Entity. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any unit of BlackRock in the course of these activities. In addition, from time to time, the activities of BlackRock or an Entity may limit a Fund's flexibility in purchases and sales of securities. When an Entity is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund. As indicated below, BlackRock or an Entity may engage in transactions with companies in which BlackRock-advised funds or other clients of BlackRock or of an Entity have an investment.
BlackRock and Chubb Limited (“Chubb”), a public company whose securities are held by BlackRock-advised funds and other accounts, partially funded the creation of a re-insurance company (“Re Co”) pursuant to which each has approximately a 9.9% ownership interest and each has representation on the board of directors. Certain employees and executives of BlackRock have a less than ½ of 1% ownership interest in Re Co. BlackRock manages the investment portfolio of Re Co, which is held in a wholly-owned subsidiary. Re Co participates as a reinsurer with reinsurance contracts underwritten by subsidiaries of Chubb. An independent director of certain BlackRock-advised funds also serves as an independent director of Chubb and has no interest or involvement in the Re Co transaction.
BlackRock and the Entities, their personnel and other financial service providers may have interests in promoting sales of the Funds. With respect to BlackRock and the Entities and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and the Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or the Entities and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.
Third parties, including service providers to BlackRock or a Fund, may sponsor events (including, but not limited to, marketing and promotional activities and presentations, educational training programs and conferences) for registered representatives, other professionals and individual investors. There is a potential conflict of interest as such sponsorships may defray the costs of such activities to BlackRock, and may provide an incentive to BlackRock to retain such third parties to provide services to a Fund.
BlackRock may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for such clients' accounts may differ from the valuations for the same securities or investments assigned by a Fund's pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund's pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund's pricing vendors and/or fund accountants, there may be instances where the Fund's pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.
As disclosed in more detail in the Determination of Net Asset Value section of each Fund’s Prospectus and this SAI, when market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments are valued at fair value by BlackRock in accordance with procedures adopted by the Board. When determining “fair value price,” BlackRock
56

seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value. As a result, a Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders and may affect the amount of revenue received by BlackRock with respect to services for which it receives an asset-based fee.
To the extent permitted by applicable law, a Fund may invest all or some of its short-term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund or other similarly-managed private fund in which it invests, which may result in a Fund bearing some additional expenses.
BlackRock and its directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, each Fund, BFA and BlackRock have each adopted a code of ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding a Fund's portfolio transactions. Each code of ethics is available by contacting BlackRock at the telephone number on the back cover of each Fund’s Prospectus or by accessing the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.
BlackRock will not purchase securities or other property from, or sell securities or other property to, a Fund, except that a Fund may in accordance with rules or guidance adopted under the 1940 Act engage in transactions with accounts that are affiliated with a Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the SEC. These transactions would be effected in circumstances in which BlackRock determined that it would be appropriate for a Fund to purchase and another client of BlackRock to sell, or a Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock and/or BlackRock's internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which BlackRock or an Entity is performing investment banking, market making, advisory or other services or has proprietary positions. For example, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of a Fund, particularly where such services result in BlackRock obtaining material non-public information about the company (e.g., in connection with participation in a creditors’ committee). Similar situations could arise if personnel of BlackRock serve as directors of companies the securities of which a Fund wishes to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock’s policies and procedures (including the necessary implementation of appropriate information barriers), the Funds may purchase securities or instruments that are issued by such companies, are the subject of an underwriting, distribution or advisory assignment by an Entity, or are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock are directors or officers of the issuer.
The investment activities of BlackRock for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries or in certain emerging or international markets, or are subject to corporate or regulatory ownership restrictions, or invest in certain futures or other derivative transactions, there may be limits on the aggregate amount invested by BlackRock for their proprietary accounts and for client accounts (including the Funds)
57

that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions.
If certain aggregate ownership thresholds are reached either through the actions of BlackRock or a Fund or as a result of third-party transactions, the ability of BlackRock, on behalf of clients (including the Funds), to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of its clients (including the Funds), may limit purchases, sell existing investments, or otherwise restrict, forgo or limit the exercise of rights (including transferring, outsourcing or limiting voting rights or forgoing the right to receive dividends) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.
In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients (including the Funds), taking into consideration benchmark weight and investment strategy. BlackRock has adopted certain controls designed to prevent the occurrence of a breach of any applicable ownership threshold or limits, including, for example, when ownership in certain securities nears an applicable threshold, BlackRock may remove such securities from the list of Deposit Securities to be delivered to the Fund in connection with purchases of Creation Units of such Fund and may limit purchases in such securities to the issuer's weighting in the applicable benchmark used by BlackRock to manage such Fund. If client (including Fund) holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.
In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.
BlackRock may not serve as an Authorized Participant in the creation and redemption of iShares ETFs.
BlackRock may maintain securities indices. To the extent permitted by applicable laws, the Funds may seek to license and use such indices as part of their investment strategy. Index based funds that seek to track the performance of securities indices also may use the name of the index or index provider in the fund name. Index providers, including BlackRock (to the extent permitted by applicable law), may be paid licensing fees for use of their index or index name. BlackRock may benefit from the Funds using BlackRock indices by creating increasing acceptance in the marketplace for such indices. BlackRock is not obligated to license its indices to any Fund and the Funds are under no obligation to use BlackRock indices. Any Fund that enters into a license for a BlackRock index cannot be assured that the terms of any index licensing agreement with BlackRock will be as favorable as those terms offered to other licensees.
The custody arrangement described in “Investment Advisory, Administrative and Distribution Services” may lead to potential conflicts of interest with BlackRock where BlackRock has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of the Funds (or where BlackRock charges a unitary management fee). This is because the custody arrangements with certain Funds' custodian may have the effect of reducing custody fees when the Funds leave cash balances uninvested. This could be viewed as having the potential to provide BlackRock an incentive to keep high positive cash balances for Funds in order to offset fund custody fees that BlackRock might otherwise reimburse or pay. However, BlackRock’s portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance. For funds without a unitary management fee, when a fund’s actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BlackRock would be required to make to the fund.
BlackRock may enter into contractual arrangements with third-party service providers to a Fund (e.g., custodians, administrators and index providers) pursuant to which BlackRock receives fee discounts or concessions in recognition of BlackRock’s overall relationship with such service providers. To the extent that BlackRock is responsible for paying these service providers out of its management fee, the benefits of any such fee discounts or concessions may accrue, in whole or in part, to BlackRock.
BlackRock owns or has an ownership interest in certain trading, portfolio management, operations and/or information systems used by Fund service providers. These systems are, or will be, used by a Fund service provider in connection with the provision of services to accounts managed by BlackRock and funds managed and sponsored by BlackRock, including the
58

Funds, that engage the service provider (typically the custodian). A Fund’s service provider remunerates BlackRock for the use of the systems. A Fund service provider’s payments to BlackRock for the use of these systems may enhance the profitability of BlackRock.
BlackRock has entered into an arrangement with Intercontinental Exchange, Inc. (“ICE”) to be one of ICE’s development partners in connection with ICE’s intention to launch a new open-architecture, centralized industry platform to facilitate creation and redemption orders for ETFs (the “ICE Platform”). As a development partner, BlackRock has licensed certain of its intellectual property to ICE. Once the ICE Platform is launched, BlackRock intends to use the ICE Platform to facilitate creations and redemptions in the Funds and certain other services provided by the ICE Platform. BlackRock may have an incentive to promote the broad adoption of the ICE Platform by the ETF marketplace because BlackRock will earn a fee, based on the total revenues earned by the ICE Platform, for licensing BlackRock’s intellectual property to ICE and for BlackRock’s role as development partner. ICE Data Indices, LLC, the underlying index provider for certain BFA managed funds, is a wholly owned subsidiary of ICE.
BlackRock’s receipt of fees from a service provider in connection with the use of systems provided by BlackRock may create an incentive for BlackRock to recommend that a Fund enter into or renew an arrangement with the service provider.
A Fund from time to time may purchase in the secondary market (i) certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (“PNC Mortgage”) or Midland Loan Services, Inc. (“Midland”), or (ii) mortgage-related securities containing loans or mortgages originated by PNC Bank, National Association (“PNC Bank”) or its affiliates. It is possible that under some circumstances, PNC Mortgage, Midland or other affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage, Midland or their affiliates. For example, if PNC Mortgage, Midland or their affiliates engaged in negligence or willful misconduct in carrying out its duties as a master servicer, then any holder of the mortgage-backed security could seek recourse against PNC Mortgage, Midland or their affiliates, as applicable. Also, as a master servicer, PNC Mortgage, Midland or their affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-backed security. If one or more of those representations or warranties is false, then the holders of the mortgage backed securities could trigger an obligation of PNC Mortgage, Midland or their affiliates, as applicable, to repurchase the mortgages from the issuing trust. Finally, PNC Mortgage, Midland or their affiliates may own securities that are subordinate to the senior mortgage-backed securities owned by a Fund.
Present and future activities of BlackRock (including BFA) and the Entities and their respective directors, officers and employees, in addition to those described in this section, may give rise to additional conflicts of interest.
Legal Proceedings.  On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares Preferred and Income Securities ETF and iShares U.S. Aerospace & Defense ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of iShares Trust (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a “flash crash,” such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of Plaintiffs’ claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs’ claims. On March 3, 2020, plaintiffs filed a petition for review by the California Supreme Court. On May 27, 2020, the California Supreme Court denied Plaintiff’s petition for review. Plaintiff may choose to petition the US Supreme Court for further review.
Investment Advisory, Administrative and Distribution Services
Investment Adviser.  BFA serves as investment adviser to each Fund pursuant to an investment advisory agreement between the Trust, on behalf of each Fund, and BFA. BFA is a California corporation indirectly owned by BlackRock, Inc. and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the investment advisory
59

agreement, BFA, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages and administers the Trust and the investment of each Fund’s assets. BFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund.
Pursuant to the investment advisory agreement, BFA may, from time to time, in its sole discretion and to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BFA, to perform investment advisory or other services with respect to a Fund. In addition, BFA may delegate certain of its investment advisory functions under the investment advisory agreement to one or more of its affiliates to the extent permitted by applicable law. BFA may terminate any or all sub-advisers or such delegation arrangements in its sole discretion upon appropriate notice at any time to the extent permitted by applicable law.
BFA is responsible, under the investment advisory agreement, for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services. BFA is not responsible for, and the Funds will bear the cost of the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and extraordinary expenses (as determined by a majority of the Independent Trustees).
For its investment advisory services to each Fund, BFA received a management fee at the annual rate (as a percentage of such Fund’s average net assets) set forth below for the fiscal years noted:
Fund	Management Fee for Fiscal Year Ended Oct. 31, 2019	Fund Inception Date	Management Fees Paid, Net of Waivers, for Fiscal Year Ended Oct. 31, 2019	Management Fees Paid, Net of Waivers, for Fiscal Year Ended Oct. 31, 2018	Management Fees Paid, Net of Waivers, for Fiscal Year Ended Oct. 31, 2017
iShares Short Maturity Bond ETF	0.25%	09/25/13	$15,445,292	$9,228,872	$6,109,671
iShares Short Maturity Municipal Bond ETF	0.25%	03/03/15	439,207	176,030	95,727
iShares Ultra Short-Term Bond ETF[1]	0.08%	12/11/13	1,078,536	246,749	77,115

[1]	Effective December 16, 2016, the management fee for the iShares Ultra Short-Term Bond ETF is 0.08%. Prior to December 16, 2016, the management fee for the iShares Ultra Short-Term Bond ETF was 0.18%.
The investment advisory agreement with respect to each Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, provided that in either event such continuance also is approved by a majority of the Board members who are not interested persons (as defined in the 1940 Act) of the applicable Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.
The investment advisory agreement with respect to each Fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority of the applicable Fund’s outstanding voting securities (as defined in the 1940 Act). The investment advisory agreement is also terminable upon 60 days’ notice by BFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
Portfolio Managers.  As of October 31, 2019, the individuals named as Portfolio Managers in the Funds' Prospectuses were also primarily responsible for the day-to-day management of other iShares funds and certain other types of portfolios and/or accounts as follows:
Kristi Manidis*
Types of Accounts	Number	Total Assets
Registered Investment Companies	8	$7,949,000,000
Other Pooled Investment Vehicles	0	N/A
Other Accounts	27	9,037,000,000

* Portfolio Manager for iShares Short Maturity Municipal Bond ETF only.
60

Richard Mejzak***
Types of Accounts	Number	Total Assets
Registered Investment Companies	25	$272,731,000,000
Other Pooled Investment Vehicles	10	31,814,000,000
Other Accounts	104	115,883,000,000

*** Portfolio Manager for iShares Ultra Short-Term Bond ETF only.
Thomas Musmanno**
Types of Accounts	Number	Total Assets
Registered Investment Companies	3	$ 729,000,000
Other Pooled Investment Vehicles	4	1,709,000,000
Other Accounts	105	37,968,000,000

** Portfolio Manager for iShares Short Maturity Bond ETF only.
Scott Radell
Types of Accounts	Number	Total Assets
Registered Investment Companies	100	$387,848,000,000
Other Pooled Investment Vehicles	26	28,278,000,000
Other Accounts	11	7,808,000,000

Kevin A. Schiatta*
Types of Accounts	Number	Total Assets
Registered Investment Companies	6	$6,723,000,000
Other Pooled Investment Vehicles	0	N/A
Other Accounts	1	4,189,000,000

* Portfolio Manager for iShares Short Maturity Municipal Bond ETF only.
Pursuant to BFA’s policy, investment opportunities are allocated equitably among the Funds and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply in the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Funds, seeking such investment opportunity. As a consequence, from time to time the Fund may receive a smaller allocation of an investment opportunity than it would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.
Like the Funds, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or its affiliates, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BFA or its affiliates a performance-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with a performance-based fee would pay BFA or its affiliates a portion of that portfolio’s or account’s gains, or would pay BFA or its affiliates more for its services than would otherwise be the case if BFA or any of its affiliates meets or exceeds specified performance targets. Performance-based fee arrangements could present an incentive for BFA or its affiliates to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BFA and each of its affiliates have an obligation to allocate resources and opportunities equitably among portfolios and accounts and intend to do so, shareholders of the Funds should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including performance-based fee arrangements, there is the potential for a conflict of interest, which may result in the Portfolio Managers favoring those portfolios or accounts with performance-based fee arrangements.
61

The tables below show, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above tables and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of October 31, 2019:
Kristi Manidis*
Types of Accounts	Number of Other Accounts with Performance-Based Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A

* Portfolio Manager for iShares Short Maturity Municipal Bond ETF only.
Richard Mejzak***
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	1	$23,000,000

*** Portfolio Manager for iShares Ultra Short-Term Bond ETF only.
Thomas Musmanno**
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	2	$665,000,000

** Portfolio Manager for iShares Short Maturity Bond ETF only.
Scott Radell
Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	1	$747,000,000

Kevin A. Schiatta*
Types of Accounts	Number of Other Accounts with Performance-Based Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A

* Portfolio Manager for iShares Short Maturity Municipal Bond ETF only.
Portfolio Manager Compensation Overview
62

The discussion below describes the Portfolio Managers' compensation as of October 31, 2019.
BlackRock, Inc.'s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock, Inc.
Each portfolio manager receives base compensation based on their position with the firm, as well as retirement and other benefits offered to all BlackRock employees. Additionally, each portfolio manager receives discretionary incentive compensation, determined based on several components, including: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the performance of portfolios managed by the portfolio manager and the team relative to its investment objective (which in the case of index ETFs would be how closely the ETF tracks its Underlying Index), and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Discretionary incentive compensation is paid in cash up to a certain threshold with the remaining portion represented by deferred BlackRock, Inc. stock awards. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance.
The discretionary incentive income for Kristi Manidis, Thomas Musmanno, Scott Radell and Kevin A. Schiatta includes as an additional consideration the performance of actively-managed portfolios they manage over 1, 3 and 5 year periods measured against the respective benchmark of each portfolio as well as peer group performance. A portion of the discretionary incentive compensation for Kristi Manidis, Thomas Musmanno, Scott Radell and Kevin A. Schiatta is distributed in the form of deferred cash awards that notionally track the returns of select BlackRock, Inc. investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash.
As of October 31, 2019, the Portfolio Managers beneficially owned shares of the Funds in the amounts reflected in the following tables:
Kristi Manidis
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares Short Maturity Bond ETF	X
iShares Short Maturity Municipal Bond ETF	X
iShares Ultra Short-Term Bond ETF	X

Richard Mejzak
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares Short Maturity Bond ETF					X
iShares Short Maturity Municipal Bond ETF	X
iShares Ultra Short-Term Bond ETF	X

Thomas Musmanno
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares Short Maturity Bond ETF					X
iShares Short Maturity Municipal Bond ETF	X
63

Thomas Musmanno
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares Ultra Short-Term Bond ETF	X

Scott Radell
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares Short Maturity Bond ETF	X
iShares Short Maturity Municipal Bond ETF	X
iShares Ultra Short-Term Bond ETF	X

Kevin A. Schiatta
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares Short Maturity Bond ETF	X
iShares Short Maturity Municipal Bond ETF	X
iShares Ultra Short-Term Bond ETF	X
Codes of Ethics.  The Trust, BFA and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes of ethics permit personnel subject to the codes of ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. Each code of ethics is available by contacting BlackRock at the telephone number on the back cover of each Fund’s Prospectus or by accessing the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.
Anti-Money Laundering Requirements.  The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from Authorized Participants to enable it to form a reasonable belief that it knows the true identity of its Authorized Participants. This information will be used to verify the identity of Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.
The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds' policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.
Administrator, Custodian and Transfer Agent.   State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Funds under the Master Services Agreement and related Service Schedule (the “Service Module”). State Street’s principal address is 1 Lincoln Street, Boston, MA 02111. Pursuant to the Service Module for Fund Administration and Accounting Services with the Trust, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and each Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to the Service Module for Custodial Services with the Trust, State Street maintains, in separate accounts, cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for each Fund. State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the U.S. Pursuant to the Service Module for Transfer Agency Services with the Trust, State Street
64

acts as a transfer agent for each Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee.
The following table sets forth the administration, custodian and transfer agency expenses of each Fund paid by BFA to State Street for the fiscal years noted:
Fund	Fund Inception Date	Administration, Custody & Transfer Agency Expenses Paid During Fiscal Year Ended Oct. 31, 2019	Administration, Custody & Transfer Agency Expenses Paid During Fiscal Year Ended Oct. 31, 2018	Administration, Custody & Transfer Agency Expenses Paid During Fiscal Year Ended Oct. 31, 2017
iShares Short Maturity Bond ETF	09/25/13	$48,801	$24,689	$31,013
iShares Short Maturity Municipal Bond ETF	03/03/15	17,761	13,251	1,546
iShares Ultra Short-Term Bond ETF	12/11/13	32,493	28,311	5,842
Distributor.  The Distributor's principal address is 1 University Square Drive, Princeton, NJ 08540. Shares are continuously offered for sale by the Funds through the Distributor or its agent only in Creation Units, as described in the applicable Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Fund shares in amounts less than Creation Units are generally not distributed by the Distributor or its agent. The Distributor or its agent will arrange for the delivery of the applicable Prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of both orders placed with it or its agents and confirmations of acceptance furnished by it or its agents. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is also licensed as a broker-dealer in all 50 U.S. states, as well as in Puerto Rico, the U.S. Virgin Islands and the District of Columbia.
The Distribution Agreement for each Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as described below), Depository Trust Company (“DTC”) participants and/or investor services organizations.
BFA or its affiliates may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.
Securities Lending.  To the extent that a Fund engages in securities lending, each Fund conducts its securities lending pursuant to SEC exemptive relief, and BTC acts as securities lending agent for the Funds, subject to the overall supervision of BFA, pursuant to a written agreement (the “Securities Lending Agency Agreement”).
Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent. Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA (the “collateral investment fees”); however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. Such money market fund shares will not be subject to a sales load, redemption fee, distribution fee or service fee.
Pursuant to the Securities Lending Agency Agreement effective January 1, 2020:
(i) fixed-income funds, such as the Funds, retain 82% of securities lending income (which excludes collateral investment fees) and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.
65

Under the securities lending program, the Funds are categorized into one of several specific asset classes. The determination of a Fund’s asset class category (fixed-income, domestic equity, international equity or fund-of-funds), each of which may be subject to a different fee arrangement, is based on a methodology agreed to by the Trust and BTC.
In addition, commencing the business day following the date that the aggregate securities lending income (which includes, for this purpose, collateral investment fees) earned across the Exchange-Traded Fund Complex (as defined under “Management—Trustees and Officers”) in a calendar year exceeds a specified threshold, each applicable fixed-income fund, pursuant to the securities lending agreement, will receive for the remainder of that calendar year securities lending income as follows:
(i) 85% of securities lending income (which excludes collateral investment fees) and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment fees.
The services provided to the Funds by BTC in the most recent fiscal year ended October 31, 2019 primarily included the following:
(1) selecting borrowers from an approved list of borrowers and executing a securities lending agreement as agent on behalf of the Funds with each such borrower;
(2) negotiating the terms of securities loans, including the amount of fees;
(3) directing the delivery of loaned securities;
(4) monitoring the daily value of the loaned securities and directing the payment of additional collateral or the return of excess collateral, as necessary;
(5) investing cash collateral received in connection with any loaned securities;
(6) monitoring distributions on loaned securities (for example, interest and dividend activity);
(7) in the event of default by a borrower with respect to any securities loan, using the collateral or the proceeds of the liquidation of collateral to purchase replacement securities of the same issue, type, class and series as that of the loaned securities; and
(8) terminating securities loans and arranging for the return of loaned securities to the Funds at loan termination.
The following tables show the dollar amounts of income and fees/compensation related to the securities lending activities of each Fund during its most recent fiscal year ended October 31, 2019.
Fund	iShares Short Maturity Bond ETF	iShares Short Maturity Municipal Bond ETF	iShares Ultra Short-Term Bond ETF
Gross income from securities lending activities	$2,921,861	N/A	N/A
Fees and/or compensation for securities lending activities and related services
Securities lending income paid to BTC for services as securities lending agent	59,092	N/A	N/A
66

Fund	iShares Short Maturity Bond ETF	iShares Short Maturity Municipal Bond ETF	iShares Ultra Short-Term Bond ETF
Cash collateral management expenses not included in securities lending income paid to BTC	45,284	N/A	N/A
Administrative fees not included in securities lending income paid to BTC	N/A	N/A	N/A
Indemnification fees not included in securities lending income paid to BTC	N/A	N/A	N/A
Rebates (paid to borrowers)	2,528,112	N/A	N/A
Other fees not included in securities lending income paid to BTC	N/A	N/A	N/A
Aggregate fees/compensation for securities lending activities	2,632,488	N/A	N/A
Net income from securities lending activities	289,373	N/A	N/A
Payments by BFA and its Affiliates.  BFA and/or its affiliates (“BFA Entities”) may pay certain broker-dealers, registered investment advisers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Funds, other iShares funds or exchange-traded products in general. BFA Entities make these payments from their own assets and not from the assets of the Funds. Although a portion of BFA Entities’ revenue comes directly or indirectly in part from fees paid by the Funds, other iShares funds or exchange-traded products, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Funds, other iShares funds or exchange-traded products. BFA Entities make payments for Intermediaries’ participation in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Funds and other iShares funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). BFA Entities also make payments to Intermediaries for certain printing, publishing and mailing costs or materials relating to the Funds, other iShares funds or exchange-traded products (“Publishing Costs”). In addition, BFA Entities make payments to Intermediaries that make shares of the Funds, other iShares funds or exchange-traded products available to their clients, develop new products that feature iShares or otherwise promote the Funds, other iShares funds and exchange-traded products. BFA Entities may also reimburse expenses or make payments from their own assets to Intermediaries or other persons in consideration of services or other activities that the BFA Entities believe may benefit the iShares business or facilitate investment in the Funds, other iShares funds or exchange-traded products. Payments of the type described above are sometimes referred to as revenue-sharing payments.
67

Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, such payments may create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Funds, other iShares funds or exchange-traded products over other investments. The same conflicts of interest and financial incentives exist with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.
In addition to the payments described above, BFA Entities have developed proprietary tools, calculators and related interactive or digital content that is made available through the www.BlackRock.com website at no additional cost to Intermediaries. BlackRock may configure these tools and calculators and localize the content for Intermediaries as part of its customary digital marketing support and promotion of the Funds, other iShares funds, exchange-traded products and BlackRock mutual funds.
As of March 1, 2013, BFA Entities have contractual arrangements to make payments (in addition to payments for Education Costs or Publishing Costs) to one Intermediary, Fidelity Brokerage Services LLC (“FBS”). Effective June 4, 2016, this relationship was expanded to include National Financial Services, LLC (“NFS”), an affiliate of FBS. Pursuant to this special, long-term and significant arrangement (the “Marketing Program”), FBS, NFS and certain of their affiliates (collectively “Fidelity”) have agreed, among other things, to actively promote iShares funds to customers, investment professionals and other intermediaries and in advertising campaigns as the preferred exchange-traded product, to offer certain iShares funds in certain Fidelity platforms and investment programs, in some cases at a waived or reduced commission rate or ticket charge, and to provide marketing data to BFA Entities. BFA Entities have agreed to facilitate the Marketing Program by, among other things, making certain payments to FBS and NFS for marketing and implementing certain brokerage and investment programs. Upon termination of the arrangement, the BFA Entities will make additional payments to FBS and/or NFS based upon a number of criteria, including the overall success of the Marketing Program and the level of services provided by FBS and NFS during the wind-down period.
In addition, BFA Entities may enter into other contractual arrangements with Intermediaries and certain other third parties that the BFA Entities believe may benefit the iShares business or facilitate investment in iShares funds. Such agreements may include payments by BFA Entities to such Intermediaries and third parties for data collection and provision, technology support, platform enhancement, or co-marketing and cross-promotional efforts. Payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries and third parties. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. Such payments will not be asset- or revenue-based. As of the date of this SAI, the Intermediaries and other third parties receiving such contractual payments include: Charles Schwab & Co., Inc., Commonwealth Equity Services, Inc., Dorsey Wright and Associates, LLC, Envestnet Asset Management, Inc., E*Trade Securities LLC, FDx Advisors, Inc., LPL Financial LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley Smith Barney LLC, Orion Advisors Services, LLC, Pershing LLC, Raymond James Financial Services, Inc., Raymond James & Associates, Inc., TD Ameritrade, Inc., UBS Financial Services Inc, Wells Fargo Clearing Services, LLC and Wells Fargo Advisors Financial Network, LLC.. Any additions, modifications, or deletions to Intermediaries and other third parties listed above that have occurred since the date of this SAI are not included in the list.
Further, BFA Entities make Education Costs and Publishing Costs payments to other Intermediaries that are not listed above. BFA Entities may determine to make such payments based on any number of metrics. For example, BFA Entities may make payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more iShares funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, BFA anticipates that the payments paid by BFA Entities in connection with the Funds, iShares funds and exchange-traded products in general will be immaterial to BFA Entities in the aggregate for the next year. Please contact your salesperson or other investment professional for more information regarding any such payments or financial incentives his or her Intermediary firm may receive. Any payments made, or financial incentives offered, by the BFA Entities to an Intermediary may create the incentive for the Intermediary to encourage customers to buy shares of the Funds, other iShares funds or other exchange-traded products.
The Funds may participate in certain market maker incentive programs of a national securities exchange in which an affiliate of the Funds would pay a fee to the exchange used for the purpose of incentivizing one or more market makers in the
68

securities of a Fund to enhance the liquidity and quality of the secondary market of securities of a Fund. The fee would then be credited by the exchange to one or more market makers that meet or exceed liquidity and market quality standards with respect to the securities of a Fund. Each market maker incentive program is subject to approval from the SEC. Any such fee payments made to an exchange will be made by an affiliate of a Fund solely for the benefit of a Fund and will not be paid from any Fund assets. Other funds managed by BFA may also participate in such programs.
Determination of Net Asset Value
Valuation of Shares. The NAV for each Fund is generally calculated as of the close of business on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each business day the NYSE is open. Valuation of securities held by a Fund is as follows:
Equity Investments. Equity securities traded on a recognized securities exchange (e.g., NYSE), on separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (each, an “Exchange”) are valued using information obtained via independent pricing services, generally at the closing price on the Exchange on which the security is primarily traded, or if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which a Fund’s assets or liabilities are valued. However, under certain circumstances, other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by a Fund on a day on which a Fund values such security, the prior day’s price will be used, unless, in accordance with valuation procedures approved by the Board (the “Valuation Procedures”), BlackRock determines in good faith that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a Fair Value Asset (as defined below).
Fixed-Income Investments. Fixed-income securities for which market quotations are readily available are generally valued using such securities’ current market value. A Fund values fixed-income portfolio securities using the last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by a Fund’s approved independent third-party pricing services, each in accordance with the Valuation Procedures. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless BlackRock determines in good faith that such method does not represent fair value. Loan participation notes are generally valued at the mean of the last available bid prices from one or more brokers or dealers as obtained from independent third-party pricing services. Certain fixed-income investments, including asset-backed and mortgage-related securities, may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.
Options, Futures, Swaps and Other Derivatives. Exchange-traded equity options for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on the Exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by a Fund on a day on which a Fund values such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no such bid or ask price is available on a day on which a Fund values such option, the prior day’s price will be used, unless BlackRock determines in good faith that such prior day’s price no longer reflects the fair value of the option, in which case such option will be treated as a Fair Value Asset (as defined below). OTC derivatives are valued using the last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by a Fund’s approved independent third-party pricing services, each in accordance with the Valuation Procedures. OTC derivatives may be valued using a mathematical model which may incorporate a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the Valuation Procedures.
69

Underlying Funds. Shares of underlying ETFs will be valued at their most recent closing price on an Exchange. Shares of underlying money market funds will be valued at their NAV.
General Valuation Information. The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investment may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
All cash, receivables and current payables are carried on a Fund’s books at their fair value.
Prices obtained from independent third-party pricing services, broker-dealers or market makers to value a Fund’s securities and other assets and liabilities are based on information available at the time a Fund values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which a Fund valued such security or other asset or liability, the revised pricing service quotation generally will be applied prospectively. Such determination will be made considering pertinent facts and circumstances surrounding the revision.
In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method approved by the Board as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by a Fund (including restricted securities) are valued at fair value as determined in good faith by the Board or by BlackRock (its delegate) pursuant to the Valuation Procedures. Any assets and liabilities that are denominated in a foreign currency are converted into U.S. dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers.
Certain of the securities acquired by a Fund may be traded on foreign exchanges or OTC markets on days on which a Fund’s NAV is not calculated. In such cases, the NAV of a Fund’s shares may be significantly affected on days when Authorized Participants can neither purchase nor redeem shares of a Fund.
Generally, trading in non-U.S. securities, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of a Fund are determined as of such times.
Fair Value. When market quotations are not readily available or are believed in good faith by BlackRock to be unreliable, a Fund’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by BlackRock in accordance with the Valuation Procedures. BlackRock may reasonably conclude that a market quotation is not readily available or is unreliable if, among other things, a security or other asset or liability does not have a price source due to its complete lack of trading, if BlackRock believes in good faith that a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), or where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its reasonable business judgment, that an event has occurred after the close of trading for an asset or liability but prior to or at the time of pricing a Fund’s assets or liabilities, and that the event is likely to cause a material change to the closing market price of the assets or liabilities held by a Fund. Non-U.S. securities whose values are affected by volatility that occurs in global markets or in related or highly correlated assets (e.g., American Depositary Receipts, Global Depositary Receipts or substantially identical ETFs) on a trading day after the close of non-U.S. securities markets may be fair valued. On any day the NYSE is open and a foreign market or the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day’s price, provided that BlackRock is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset. In all cases, on days where non-U.S. securities markets are closed, BlackRock will determine the fair value of stocks traded on that local market, in accordance with the Valuation Procedures. Fair value adjustments may be calculated by referring to instruments and markets that have continued to trade, such as ETFs, correlated stock market indices or index futures.
BlackRock, with input from the BlackRock Investment Strategy Group, will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock’s Valuation Committee. The BlackRock
70

Valuation Committee may accept, modify or reject any recommendations. In addition, a Fund’s accounting agent periodically endeavors to confirm the prices it receives from all third-party pricing services, index providers and broker-dealers, and, with the assistance of BlackRock, to regularly evaluate the values assigned to the securities and other assets and liabilities of a Fund. The pricing of all Fair Value Assets is subsequently reported to and, where appropriate, ratified by the Board.
When determining the price for a Fair Value Asset, the BlackRock Valuation Committee (or BlackRock’s Pricing Group) will seek to determine the price that a Fund might reasonably expect to receive upon the current sale of that asset or liability in an arm’s-length transaction on the date on which the assets or liabilities are being valued, and does not seek to determine the price that a Fund might expect to receive for selling the asset, or the cost of extinguishing a liability, at a later time or if it holds the asset or liability to maturity. Fair value determinations will be based upon all available factors that the BlackRock Valuation Committee (or BlackRock’s Pricing Group) deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third-party valuation models.
Fair value represents a good faith approximation of the value of an asset or liability. When determining the fair value of an asset, one or more of a variety of fair valuation methodologies may be used (depending on certain factors, including the asset type). For example, the asset may be priced on the basis of the original cost of the investment or, alternatively, using proprietary or third-party models (including models that rely upon direct portfolio management pricing inputs and which reflect the significance attributed to the various factors and assumptions being considered). Prices of actual, executed or historical transactions in the relevant asset and/or liability (or related or comparable assets and/or liabilities) or, where appropriate, an appraisal by a third-party experienced in the valuation of similar assets and/or liabilities, may also be used as a basis for establishing the fair value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a Fund’s NAV. As a result, a Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.
Each Fund’s annual audited financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), follow the requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a framework for measuring fair value under US GAAP and expands financial statement disclosure requirements relating to fair value measurements. Generally, ASC 820 and other accounting rules applicable to funds and various assets in which they invest are evolving. Such changes may adversely affect a Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities to the extent such rules become more stringent would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to a Fund’s inability to obtain a third-party determination of fair market value.
Brokerage Transactions
Subject to policies established by the Board, BFA is primarily responsible for the execution of a Fund’s portfolio transactions and the allocation of brokerage. BFA does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While BFA generally seeks reasonable trade execution costs, a Fund does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BFA may select a broker based partly upon brokerage or research services provided to BFA and its clients, including a Fund. In return for such services, BFA may cause a Fund to pay a higher commission than other brokers would charge if BFA determines in good faith that the commission is reasonable in relation to the services provided.
In selecting brokers or dealers to execute portfolio transactions, BFA seeks to obtain the best price and most favorable execution for a Fund and may take into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) BFA’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of
71

brokerage services provided; (vi) the broker’s or dealer’s capital; (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) BFA’s knowledge of any actual or apparent operational problems of a broker or dealer. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, thinly traded securities, or other circumstances.
Section 28(e) of the 1934 Act (“Section 28(e)”) permits a U.S. investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in securities that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions in securities under certain conditions.
From time to time, a Fund may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide BFA with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).
The iShares Short Maturity Bond ETF and iShares Ultra Short-Term Bond ETF anticipate that brokerage transactions involving foreign equity securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by the Fund in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in OTC markets in the U.S. or Europe, as the case may be. American Depositary Receipts, like other securities traded in the U.S., will be subject to negotiated commission rates.
OTC issues, including most fixed-income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.
Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Funds will not deal with affiliated persons and affiliated persons of such affiliated persons in connection with such transactions. The Funds will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BFA, BRIL or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board in accordance with Rule 10f-3 under the 1940 Act.
Purchases of money market instruments by the Funds are made from dealers, underwriters and issuers. The Funds does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.
BFA may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with BFA, in conformity with Rule 17e-1 under the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions.
Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.
Investment decisions for the Funds and for other investment accounts managed by BFA and the other Affiliates are made independently of each other in light of differing conditions. A variety of factors will be considered in making investment
72

allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings; (ii) tax considerations of an account; (iii) risk or investment concentration parameters for an account; (iv) supply or demand for a security at a given price level; (v) size of available investment; (vi) cash availability and liquidity requirements for accounts; (vii) regulatory restrictions; (viii) minimum investment size of an account; (ix) relative size of account; and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another; (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock; (iii) to develop or enhance a relationship with a client or prospective client; (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock; or (v) to manage or equalize investment performance among different client accounts. BFA and the other Affiliates may deal, trade and invest for their own respective accounts in the types of securities in which the Funds may invest.
Initial public offerings (“IPOs”) of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When BFA is given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BFA’s trading desk their level of interest in a particular offering with respect to eligible clients’ accounts for which that team is responsible. IPOs of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taking place and the investment mandate of the client account. Generally, shares received during the IPO will be allocated among participating client accounts within each investment mandate on a pro rata basis. This pro rata allocation may result in a Fund receiving less of a particular security than if pro-rating had not occurred. All allocations of securities will be subject, where relevant, to share minimums established for accounts and compliance constraints. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by BFA to be fair and equitable to clients may be used as well.
Because different accounts may have differing investment objectives and policies, BFA may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BFA may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of BFA or the other Affiliates during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Funds or other clients or funds for which BFA or another Affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.
In certain instances, BFA may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts and advisory accounts of affiliates. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price (except in the case of certain international markets where average pricing is not permitted). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Funds are concerned, in other cases it could be beneficial to the Funds. Transactions effected by BFA or the other Affiliates on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker-dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.
73

There were no brokerage commissions paid on behalf of each Fund for the fiscal years ended October 31, 2019, October 31, 2018 and October 31, 2017.
None of the Funds paid any brokerage commissions to BRIL, an affiliate of BFA, or to any other broker-dealer that is part of the BlackRock group of companies, during the fiscal year ended October 31, 2019.
The following table sets forth the names of the Funds’ “regular” broker-dealers, as defined under Rule 10b-1 of the 1940 Act, which derive more than 15% of their gross revenues from securities-related activities and in which the Funds invest, together with the market value of each investment as of the fiscal year ended October 31, 2019:
Fund	Issuer	Market Value of Investment
iShares Short Maturity Bond ETF	Bank of America Corp.	$ 117,932,782
	Morgan Stanley	84,188,165
	Goldman Sachs Group Inc. (The)	83,982,432
	JPMorgan Chase & Co.	83,291,565
	Barclays PLC	57,149,910
	Citigroup, Inc.	53,510,874
	Wells Fargo & Co.	50,553,596
	Mizuho Financial Group, Inc.	48,330,217
	Credit Suisse AG	17,252,662
	Royal Bank of Canada	5,004,905

iShares Ultra Short-Term Bond ETF	Goldman Sachs Group Inc. (The)	$ 17,338,759
	Royal Bank of Canada	13,999,358
	Bank of New York Mellon Corp. (The)	12,015,960
	Citigroup, Inc.	10,025,700
	Wells Fargo & Co.	9,538,306
	Bank of America Corp.	9,177,741
	JPMorgan Chase & Co	8,503,740
	Mitsubishi UFJ Financial Group, Inc.	3,525,938
The Funds' purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BlackRock manages or advises. If purchases or sales of portfolio securities of the Funds and one or more other accounts managed or advised by BlackRock are considered at or about the same time, transactions in such securities are allocated among the Funds and the other accounts in a manner deemed equitable to all by BlackRock. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Funds. BlackRock may deal, trade and invest for its own account in the types of securities in which the Funds may invest. BlackRock may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with BFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Funds will not deal with affiliates in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.
Portfolio turnover may vary from year to year, as well as within a year. Certain Funds may use TBA transactions, which are expected to cause a higher portfolio turnover rate because TBA positions are rolled every month. High turnover rates may result in comparatively greater brokerage expenses.
The table below sets forth the portfolio turnover rates for the Funds for the fiscal years noted:
74

Fund	Fiscal Year Ended Oct. 31, 2019	Fiscal Year Ended Oct. 31, 2018
iShares Short Maturity Bond ETF	58%	48%
iShares Short Maturity Municipal Bond ETF	170%	221%
iShares Ultra Short-Term Bond ETF	16%	32%
Additional Information Concerning the Trust
Shares.  The Trust currently consists of 18 separate investment series or portfolios called funds. The Trust issues shares of beneficial interests in the funds with no par value. The Board may designate additional iShares funds.
Each share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.
Each share has one vote with respect to matters upon which the shareholder is entitled to vote. In any matter submitted to shareholders for a vote, each fund shall hold a separate vote, provided that shareholders of all affected funds will vote together when: (i) required by the 1940 Act, or (ii) the Trustees determine that the matter affects the interests of more than one fund.
Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights in the election of members of the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.
Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in such fund’s shares, a holder of shares may be a “control person” of the fund, as defined in Rule 0-1 under the 1940 Act. A fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.
Shareholders may make inquiries by writing to iShares U.S. ETF Trust, c/o BlackRock Investments, LLC, 1 University Square Drive, Princeton, NJ 08540.
Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC or its staff, officers and trustees of a fund and beneficial owners of 10% of the shares of a fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act and existing guidance provided by the SEC staff.
In accordance with the Trust's current Agreement and Declaration of Trust (the “Declaration of Trust”), the Board may, without shareholder approval (unless such shareholder approval is required by the Declaration of Trust or applicable law, including the 1940 Act), authorize certain funds to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions with, to or into another fund.  The Trust or a fund may be terminated by a majority vote of the Board, or the affirmative vote of a majority of the shareholders of the Trust or such fund entitled to vote on termination; however, in certain circumstances described in the Declaration of Trust, only a majority vote of the Board is required. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Declaration of Trust provides that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. Therefore, in the event of a termination of the Trust or a fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust or a fund may make redemptions in-kind, for cash or for a combination of cash or securities. Further, in the event of a termination of the Trust or a fund, the Trust or a fund might elect to pay cash redemptions to all shareholders, with an in-kind election for shareholders owning in excess of a certain stated minimum amount.
75

DTC as Securities Depository for Shares of the Funds.  Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
DTC was created in 1973 to enable electronic movement of securities between its participants (“DTC Participants”), and NSCC was established in 1976 to provide a single settlement system for securities clearing and to serve as central counterparty for securities trades among DTC Participants. In 1999, DTC and NSCC were consolidated within The Depository Trust & Clearing Corporation (“DTCC”) and became wholly-owned subsidiaries of DTCC. The common stock of DTCC is owned by the DTC Participants, but NYSE and FINRA, through subsidiaries, hold preferred shares in DTCC that provide them with the right to elect one member each to the DTCC board of directors. Access to the DTC system is available to entities, such as banks, brokers, dealers and trust companies, that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares of the Fund.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Distribution of Shares.  In connection with each Fund's launch, each Fund was seeded through the sale of one or more Creation Units by each Fund to one or more initial investors. Initial investors participating in the seeding may be Authorized Participants, a lead market maker or other third party investor or an affiliate of each Fund or each Fund’s adviser. Each such initial investor may sell some or all of the shares underlying the Creation Unit(s) held by them pursuant to the registration statement for each Fund (each, a “Selling Shareholder”), which shares have been registered to permit the resale from time to time after purchase. Each Fund will not receive any of the proceeds from the resale by the Selling Shareholders of these shares.
Selling Shareholders may sell shares owned by them directly or through broker-dealers, in accordance with applicable law, on any national securities exchange on which the shares may be listed or quoted at the time of sale, through trading systems, in
76

the OTC market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected through brokerage transactions, privately negotiated trades, block sales, entry into options or other derivatives transactions or through any other means authorized by applicable law. Selling Shareholders may redeem the shares held in Creation Unit size by them through an Authorized Participant.
Any Selling Shareholder and any broker-dealer or agents participating in the distribution of shares may be deemed to be “underwriters” within the meaning of Section 2(a)(11) of the 1933 Act, in connection with such sales.
Any Selling Shareholder and any other person participating in such distribution will be subject to applicable provisions of the 1934 Act and the rules and regulations thereunder.
Creation and Redemption of Creation Units
General.  The Trust issues and sells shares of each Fund only in Creation Units on a continuous basis through the Distributor or its agent, without a sales load, at a price based on the NAV next determined after receipt, on any Business Day (as defined below), of an order received by the Distributor or its agent in proper form. On days when the Listing Exchange or the bond markets close earlier than normal, the Funds may require orders to be placed earlier in the day. The following table sets forth the number of shares of a Fund that constitute a Creation Unit for the Fund and the approximate value of such Creation Unit as of November 30, 2019:
Fund	Shares Per Creation Unit	Approximate Value Per Creation Unit
iShares Short Maturity Bond ETF	50,000	$ 2,517,000
iShares Short Maturity Municipal Bond ETF	50,000	2,506,500
iShares Ultra Short-Term Bond ETF	50,000	2,519,500
In its discretion, the Trust reserves the right to increase or decrease the number of a Fund’s shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of any Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.
A “Business Day” with respect to each Fund is any day the Fund is open for business, including any day when it satisfies redemption requests as required by Section 22(e) of the 1940 Act. Each Fund is open for business any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, each Listing Exchange observes the following holidays, as observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Fund Deposit.  The consideration for purchase of Creation Units of each Fund is generally cash. However, in some cases the consideration consists of a designated portfolio of securities, assets or other positions (including any portion of such securities for which cash may be substituted) (“Deposit Securities” or “Creation Basket”) and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which will be applicable (subject to possible amendment or correction) to creation requests received in proper form. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of each applicable Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of a given Fund until such time as the next-announced Fund Deposit is made available.
The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing a Creation Unit.
77

Each Fund's current policy is to accept cash in substitution for the Deposit Securities it might otherwise accept as in-kind consideration for the purchase of Creation Units. A Fund may, at times, elect to receive Deposit Securities (i.e., the in-kind deposit of a designated portfolio of securities) and a Cash Component as consideration for the purchase of Creation Units. If a Fund elects to accept Deposit Securities, a purchaser's delivery of the Deposit Securities together with the Cash Component will constitute the “Fund Deposit,” which will represent the consideration for a Creation Unit of the Fund. Please see the Cash Purchase Method section below and the following discussion summarizing the Deposit Security method for further information on purchasing Creation Units of the Funds.
The identity and number or par value of the Deposit Securities change pursuant to changes in the composition of a Fund's portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the Fund's portfolio.
The Trust may require the substitution of an amount of cash (i.e., a “cash-in-lieu” amount) to replace any Deposit Security of the iShares Ultra Short-Term Bond ETF or the iShares Short Maturity Bond ETF that is a TBA transaction or an interest in a mortgage pass-through security. The amount of cash contributed will be equivalent to the price of the TBA transaction or mortgage pass-through security interest listed as a Deposit Security. A transaction fee may be charged on the cash amount contributed in lieu of the TBA transaction or mortgage pass-through security.
The Fund Deposit may also be modified to minimize the Cash Component by redistributing the cash to the Deposit Securities portion of the Fund Deposit through “systematic rounding.” The rounding methodology “rounds up” position sizes of securities in the Deposit Securities (which in turn reduces the cash portion). However, the methodology limits the maximum allowed percentage change in weight and share quantity of any given security in the Fund Deposit.
Fund Deposits may also be modified to position a fund towards a forward index rebalance to reflect revisions that account for index additions, deletions, and re-weights.
The Trust may, in its sole discretion, substitute a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security in certain circumstances, including: (i) when instruments are not available in sufficient quantity for delivery; (ii) when instruments are not eligible for transfer through DTC or the clearing process (as discussed below); (iii) when instruments that the Authorized Participant (or an investor on whose behalf the Authorized Participant is acting) are not able to be traded due to a trading restriction; (iv) when delivery of the Deposit Security by the Authorized Participant (or by an investor on whose behalf the Authorized Participant is acting) would be restricted under applicable securities or other local laws; (v) in connection with distribution payments to be made by a Fund; or (vi) in certain other situations.
Cash Purchase Method.  Although the Trust does not generally permit partial or full cash purchases of Creation Units of its funds, when partial or full cash purchases of Creation Units are available or specified (Creation Units of the Funds are generally offered solely for cash), they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a partial or full cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser.
Procedures for Creation of Creation Units.  To be eligible to place orders with the Distributor and to create a Creation Unit of the Funds, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC, or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Authorized Participant Agreement”) (discussed below). A Participating Party or DTC Participant who has executed an Authorized Participant Agreement is referred to as an “Authorized Participant.” All shares of the Funds, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.
Role of the Authorized Participant.  Creation Units may be purchased only by or through a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Funds or one of their service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units. Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit
78

is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor's broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current Authorized Participants may be obtained from the Distributor. The Distributor has adopted guidelines regarding Authorized Participants’ transactions in Creation Units that are made available to all Authorized Participants. These guidelines set forth the processes and standards for Authorized Participants to transact with the Distributor and its agents in connection with creation and redemption transactions. In addition, the Distributor may be appointed as the proxy of the Authorized Participant and may be granted a power of attorney under its Authorized Participant Agreement.
Placement of Creation Orders.  Fund Deposits must be delivered through the Federal Reserve System (for cash and U.S. government securities), through DTC (for corporate and municipal securities) or through a central depository account, such as with Euroclear or DTC, maintained by State Street or a sub-custodian (a “Central Depository Account”). Any portion of a Fund Deposit that may not be delivered through the Federal Reserve System or DTC must be delivered through a Central Depository Account. The Fund Deposit transfers made through DTC must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Funds generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through the Federal Reserve System must be deposited by the participant institution in a timely fashion so as to ensure the delivery of the requisite number or amount of Deposit Securities or cash through the Federal Reserve System to the account of the Funds generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through a Central Depository Account must be completed pursuant to the requirements established by the Custodian or sub-custodian for such Central Depository Account generally before 2:00 p.m., Eastern time on the Settlement Date. The “Settlement Date” for all funds is generally the second business day after the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to State Street through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by State Street generally before 3:00 p.m., Eastern time on the Settlement Date. If the Cash Component and the Deposit Securities are not received by 3:00 p.m., Eastern time on the Settlement Date, the creation order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Funds. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor, provided that the relevant Fund Deposit has been received by the Funds prior to such time.
Purchase Orders.   To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor or its agent an irrevocable order to purchase shares of a Fund, in proper form, generally before 4:00 p.m., Eastern time on any Business Day to receive that day’s NAV. The Distributor or its agent will notify BFA and the custodian of such order. The custodian will then provide such information to any appropriate sub-custodian. Procedures and requirements governing the delivery of the Fund Deposit are set forth in the procedures handbook for Authorized Participants and may change from time to time. Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor or its agent by the Cutoff Time (as defined below) on such Business Day.
The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Funds, immediately available or same day funds estimated by the Funds to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Cutoff Time of the Funds. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.
79

The Authorized Participant is responsible for any and all expenses and costs incurred by a Fund, including any applicable cash amounts, in connection with any purchase order.
Timing of Submission of Purchase Orders.  An Authorized Participant must submit an irrevocable order to purchase shares of a Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day's NAV. Creation Orders must be transmitted by an Authorized Participant in the form required by the Funds to the Distributor or its agent pursuant to procedures set forth in the Authorized Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or its agent or an Authorized Participant. Orders to create shares of a Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the equity markets in the relevant non-U.S. market are closed may not be accepted. Each Fund's deadline specified above for the submission of purchase orders is referred to as the Fund's “Cutoff Time.” The Distributor or its agent, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the Distributor's or its agent's proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance in accordance with the Fund's Cutoff Times as provided in the Authorized Participant Agreement and disclosed in this SAI.
Acceptance of Orders for Creation Units.   Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) and (ii) arrangements satisfactory to the Funds are in place for payment of the Cash Component and any other cash amounts which may be due, the Funds will accept the order, subject to each Fund's right (and the right of the Distributor and BFA) to reject any order until acceptance, as set forth below.
Once a Fund has accepted an order, upon the next determination of the net asset value of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such net asset value. The Distributor or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.
Each Fund reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor or its agent if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of the Trust, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Fund or the Distributor, have an adverse effect on the Fund or the rights of beneficial owners; or (vii) circumstances outside the control of the Fund, the Distributor or its agent and BFA make it impracticable to process purchase orders. The Distributor or its agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Funds, State Street, the sub-custodian and the Distributor or its agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.
Issuance of a Creation Unit.   Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the applicable Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor or its agent and BFA shall be notified of such delivery and the applicable Fund will issue and cause the delivery of the Creation Unit. Creation Units are generally issued on a “T+2 basis” (i.e., two Business Days after trade date). Each Fund reserves the right to settle Creation Unit transactions on a basis other than T+2, including a shorter settlement period, if necessary or appropriate under the circumstances and compliant with applicable law. For example, each Fund reserves the right to settle Creation Unit transactions on a basis other than T+2 in order to accommodate non-U.S. market holiday schedules, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates (i.e., the last day the holder of a security can sell the security and still receive dividends payable on the security) and in certain other circumstances.
To the extent contemplated by an Authorized Participant Agreement with the Distributor, each Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral as set forth in the handbook for Authorized Participants. The Trust may use such collateral at any time to buy Deposit Securities for
80

the Funds. Such collateral must be delivered no later than the time specified by a Fund or its custodian on the contractual settlement date. Information concerning the Funds' current procedures for collateralization of missing Deposit Securities is available from the Distributor or its agent. The Authorized Participant Agreement will permit the Funds to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Funds of purchasing such securities and the collateral including, without limitation, liability for related brokerage, borrowings and other charges.
In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Funds reserve the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by each Fund and the Fund's determination shall be final and binding.
Costs Associated with Creation Transactions.   A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day. If a purchase consists solely or partially of cash, the Authorized Participant may also be required to cover (up to the maximum amount shown below) certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (which may, in certain instances, be based on a good faith estimate of transaction costs). Authorized Participants will also bear the costs of transferring the Deposit Securities to the Funds. Certain fees/costs associated with creation transactions may be waived in certain circumstances. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services.
The following table sets forth each Fund's standard creation transaction fees and maximum additional charge (as described above):
Fund	Standard Creation Transaction Fee	Maximum Additional Charge for Creations*
iShares Short Maturity Bond ETF	$600	3.0%
iShares Short Maturity Municipal Bond ETF	300	3.0%
iShares Ultra Short-Term Bond ETF	500	3.0%

*	As a percentage of the net asset value per Creation Unit.
Redemption of Creation Units.  Shares of a Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor or its agent and only on a Business Day. The Funds will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market.
The Funds generally redeem Creation Units solely for cash. However, the Funds reserve the right to distribute securities in-kind as payment for Creation Units being redeemed at any time. For example, the Funds may determine to offer in-kind redemptions instead of cash redemptions in response to changing market conditions or during periods of volatility. The Funds are permitted to offer either cash or in-kind redemptions, which may vary throughout the trading day, in the discretion of the Funds. Please see the Cash Redemption Method section below and the following discussion summarizing the in-kind method for further information on redeeming Creation Units of the Funds.
The designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities” or “Redemption Basket”), and an amount of cash (the “Cash Amount,” as described below) (each subject to possible amendment or correction) are applicable, in order to effect redemptions of Creation Units of a Fund until such time as the next announced composition of the Fund Securities and Cash Amount is made available.
81

Procedures and requirements governing redemption transactions are set forth in the handbook for Authorized Participants and may change from time to time.
Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).
The Trust may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security in certain circumstances, including: (i) when the delivery of a Fund Security to the Authorized Participant (or to an investor on whose behalf the Authorized Participant is acting) would be restricted under applicable securities or other local laws or due to a trading restriction; (ii) when the delivery of a Fund Security to the Authorized Participant would result in the disposition of the Fund Security by the Authorized Participant due to restrictions under applicable securities or other local laws; (iii) when the delivery of a Fund Security to the Authorized Participant would result in unfavorable tax treatment; (iv) when a Fund Security cannot be settled or otherwise delivered in time to facilitate an in-kind redemption; or (v) in certain other situations. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. Notwithstanding the foregoing, the Trust may, in its sole discretion, substitute a “cash-in-lieu” amount to replace any Fund Security of the Fund that is a TBA transaction or mortgage pass-through security. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder. Each Fund generally redeems Creation Units for cash and/or in-kind. The Redemption Basket may also be modified to minimize the Cash Component by redistributing the cash to the Fund Securities portion of the Redemption Basket through systematically rounding. The rounding methodology allows position sizes of securities in the Fund Securities to be “rounded up,” while limiting the maximum allowed percentage change in weight and share quantity of any given security in the Redemption Basket. Redemption Baskets may also be modified to position a fund towards a forward index rebalance to reflect revisions that account for index additions, deletions, and re-weights.
Cash Redemption Method.   Partial or full cash redemptions will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.
Costs Associated with Redemption Transactions.  A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day. If a redemption consists solely or partially of cash, the Authorized Participant may also be required to cover (up to the maximum amount shown below) certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (which may, in certain instances, be based on a good faith estimate of transaction costs). Authorized Participants will also bear the costs of transferring the Fund Securities from a Fund to their account on their order. Certain fees/costs associated with redemption transactions may be waived in certain circumstances. Investors who use the services of a broker or other financial intermediary to dispose of Fund shares may be charged a fee for such services.
The following table sets forth each Fund's standard redemption transaction fees and maximum additional charge (as described above):
Fund	Standard Redemption Transaction Fee	Maximum Additional Charge for Redemptions*
iShares Short Maturity Bond ETF	$600	2.0%
iShares Short Maturity Municipal Bond ETF	300	2.0%
iShares Ultra Short-Term Bond ETF	500	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive of the standard redemption transaction fee.
82

Placement of Redemption Orders.  Redemption requests for Creation Units of the Funds must be submitted to the Distributor or its agent by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of a Fund generally before 4:00 p.m., Eastern time on any Business Day, in order to receive that day's NAV. On days when the Listing Exchange closes earlier than normal, the Fund may require orders to redeem Creation Units to be placed earlier that day. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request.
The Authorized Participant must transmit the request for redemption in the form required by the Funds to the Distributor or its agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time, only a limited number of broker-dealers will have an Authorized Participant Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to a Fund's transfer agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
A redemption request is considered to be in “proper form” if: (i) an Authorized Participant has transferred or caused to be transferred to the Funds' transfer agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day on which the redemption request is submitted; (ii) a request in form satisfactory to the applicable Fund is received by the Distributor or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above; and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed.
Upon receiving a redemption request, the Distributor or its agent shall notify the applicable Fund and the Fund's transfer agent of such redemption request. The tender of an investor's shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.
A redeeming Authorized Participant, whether on its own account or acting on behalf of a Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.
Deliveries of redemption proceeds by a Fund are generally made within two Business Days (i.e.,“T+2”). Each Fund reserves the right to settle redemption transactions on a basis other than T+2, including a shorter settlement period, if necessary or appropriate under the circumstances and compliant with applicable law. For example, each Fund reserves the right to settle redemption transactions on a basis other than T+2 to accommodate non-U.S. market holiday schedules, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold) and in certain other circumstances consistent with applicable law.
If neither the Authorized Participant nor the Beneficial Owner on whose behalf the Authorized Participant is acting has appropriate arrangements to take delivery of Fund Securities in the applicable non-U.S. jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, a Fund may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charges specified above to offset the Fund's brokerage and other transaction costs associated with the disposition of Fund Securities). Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and a Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws.
83

Proceeds of a redemption request will be paid to the Authorized Participant redeeming shares as soon as practicable after the date of redemption (within seven calendar days thereafter).
To the extent contemplated by an Authorized Participant's agreement with the Distributor or its agent, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to a Fund, at or prior to the time specified by a Fund or its custodian on the Business Day after the date of submission of such redemption request, the Distributor or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral as set forth in the handbook for Authorized Participants. Such collateral must be delivered no later than the time specified by a Fund or its custodian on the Business Day after the date of submission of such redemption request and shall be held by State Street and marked-to-market daily. The fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the collateral shall be payable by the Authorized Participant. The Authorized Participant Agreement permits the Funds to acquire shares of the Funds at any time and subjects the Authorized Participant to liability for any shortfall between the aggregate of the cost to the Funds of purchasing such shares, plus the value of the Cash Amount, and the value of the collateral together with liability for related brokerage and other charges.
Because the portfolio securities of a Fund may trade on exchange(s) on days that the Listing Exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of such Fund, or purchase or sell shares of such Fund on the Listing Exchange on days when the NAV of such a Fund could be significantly affected by events in the relevant non-U.S. markets.
The right of redemption may be suspended or the date of payment postponed with respect to any Fund: (i) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund's portfolio securities or determination of its net asset value is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.
Custom Baskets.  Creation and Redemption baskets may differ and each Fund will accept “custom baskets.” A custom basket may include any of the following: (i) a basket that is composed of a non-representative selection of a Fund's portfolio holdings; (ii) a representative basket that is different from the initial basket used in transactions on the same business day; or (iii) a basket that contains bespoke cash substitutions for a single Authorized Participant. Each Fund has adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for certain types of custom baskets. Such policies and procedures provide the parameters for the construction and acceptance of custom baskets that are in the best interests of a Fund and its shareholders, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of BFA who are required to review each custom basket for compliance with those parameters. In addition, when constructing custom baskets for redemptions, the tax efficiency of a Fund may be taken into account. The policies and procedures distinguish among different types of custom baskets that may be used and impose different requirements for different types of custom baskets in order to seek to mitigate against potential risks of conflicts and/or overreaching by an Authorized Participant. BlackRock has established a governance process to oversee basket compliance for the Funds, as set forth in each Fund's policies and procedures.
Taxation on Creations and Redemptions of Creation Units.   An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor. However, the IRS may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.
Current U.S. federal income tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.
84

Taxes
The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of a Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to a Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisors with respect to the specific federal, state, local and non-U.S. tax consequences of investing in a Fund. The summary is based on the laws and judicial and administrative interpretations thereof in effect on the date of this SAI, all of which are subject to change, possibly with retroactive effect.
Regulated Investment Company Qualifications.  Each Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, each Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of each Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than a partnership that derives at least 90% of its income from interest, dividends, capital gains and other traditionally permitted RIC income); and (ii) at the close of each quarter of each Fund’s taxable year, (a) at least 50% of the market value of each Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses (other than the securities of other RICs) or the securities of one or more qualified publicly-traded partnerships.
A Fund may be able to cure a failure to derive at least 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax and/or by disposing of certain assets. If, in any taxable year, a Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.
Although in general the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. A Fund’s investments in partnerships, including in qualified publicly-traded partnerships, may result in the Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.
Taxation of RICs.  As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. If a Fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, each Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. Moreover, if a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If a Fund fails to qualify as a RIC for a period greater than two
85

taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.
Net Capital Loss Carryforwards.  Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, until they have been reduced to zero.
In the event that a Fund were to experience an ownership change as defined under the Internal Revenue Code, the loss carryforwards and other favorable tax attributes of a Fund, if any, may be subject to limitation.
The following Funds had tax basis net capital loss carryforwards as of October 31, 2019, the tax year-end for the Funds listed:
Fund	Net Capital Loss Carryforward
iShares Short Maturity Municipal Bond ETF	$125,178
Excise Tax.  A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus at least 98.2% of its capital gain net income for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.
Taxation of U.S. Shareholders.  Dividends and other distributions by a Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or capital gain distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.
Each Fund intends to distribute annually to its shareholders substantially all of its net tax-exempt income, investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (at a flat rate of 21%) on the amount retained. In that event, the Fund will report such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the excess of the amount in clause (a) over the amount in clause (b). Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.
Distributions of net realized long-term capital gains, if any, that a Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income. Long-term capital gains are eligible for taxation at a maximum rate of 15% or 20% for non-corporate shareholders, depending on whether their income exceeds certain threshold amounts.
If an individual receives a regular dividend qualifying for the long-term capital gain rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary
86

dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period, or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.
Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in shares of the Fund, and as a capital gain thereafter (if the shareholder holds shares of the Fund as capital assets). Distributions in excess of a Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount. No deduction would be allowed to an investor for interest on indebtedness incurred or continued to purchase or carry shares of the Fund to the extent the interest deduction would relate to exempt-interest dividends received.
A 3.8% U.S. federal Medicare contribution tax is imposed on net investment income, including, but not limited to, interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly), and of estates and trusts.
Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (i) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (ii) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.
In certain situations, a Fund may, for a taxable year, defer all or a portion of its net capital loss (or if there is no net capital loss, then any net long-term or short-term capital loss) realized after October and its late-year ordinary loss (defined as the sum of the excess of post-October foreign currency and passive foreign investment company (“PFIC”) losses over post-October foreign currency and PFIC gains, plus the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.
Sales of Shares.  Upon the sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in shares of the Fund. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends or capital gains distributions, or by an option, or contract to acquire substantially identical shares, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. The Medicare contribution tax described above will apply to the sale of Fund shares.
If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then, on or before January 31 of the following calendar year, acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This
87

provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.
Backup Withholding.  In certain cases, a Fund will be required to withhold at a 24% rate and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to backup withholding by the IRS; (iii) has failed to certify to a Fund that such shareholder is not subject to backup withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.
Sections 351 and 362.  The Trust, on behalf of each Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Sections 351 and 362 of the Internal Revenue Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.
Tax-Exempt Interest Income.  Dividends paid by the Fund that are properly reported as exempt-interest dividends will not be subject to regular federal income tax. Dividends paid on Fund shares that are loaned out pursuant to securities lending arrangements will not be exempt from income tax. The Fund intends to invest its assets in a manner such that dividend distributions to its shareholders will generally be exempt from U.S. federal income taxation, but not necessarily free from federal AMT. The 3.8% Medicare contribution tax (discussed above) will not apply to exempt-interest dividends paid by a Fund. Dividends paid by the Fund will be exempt from federal income tax (though not necessarily exempt from state and local taxation) to the extent of the Fund’s tax-exempt interest income as long as 50% or more of the value of the Fund’s assets at the end of each quarter is invested in state, municipal and other bonds that are excluded from gross income for federal income tax purposes and as long as the Fund properly reports such dividends as exempt-interest dividends. The receipt of exempt-interest dividends may require a shareholder to recharacterize a portion of certain non-taxable social security and railroad retirement benefit payments as taxable income. Shareholders should consult their own tax advisors. A Fund may engage in derivative transactions with respect to obligations producing tax-exempt interest that may cause the Fund to not be treated as the owner of such obligations for purposes of the 50% threshold described above.
Taxation of Certain Derivatives.  A Fund's transactions in zero coupon securities, non-U.S. currencies, forward contracts, options and futures contracts (including options and futures contracts on non-U.S. currencies), to the extent permitted, will be subject to special provisions of the Internal Revenue Code (including provisions relating to “hedging transactions” and “straddles”) that, among other consequences, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.
A Fund's investments in so-called “section 1256 contracts,” such as regulated futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.
88

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). The cost of any payments made by the Fund on a swap transaction will be netted pro rata against both tax exempt and taxable gross income. With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.
Market Discount.  Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount (“OID”). To the extent a Fund does not include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.
Non-U.S. Investments.  Income (including, in some cases, capital gains) received by the Fund from investments in non-U.S. securities may be subject to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of the Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund may elect for U.S. income tax purposes to treat non-U.S. income taxes paid by it as paid by its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make this election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such non-U.S. taxes in computing their taxable income and then treat an amount equal to those non-U.S. taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such non-U.S. income tax that must be included in each shareholder’s gross income and the amount which will be available for the deduction or credit. No deduction for non-U.S. taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for non-U.S. taxes may be claimed.
Under Section 988 of the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on non-U.S. currency, non-U.S. currency forward contracts, certain non-U.S. currency options or futures contracts and the disposition of debt securities denominated in non-U.S. currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.
Original Issue Discount.  OID on tax-exempt bonds is recognized over the term of the bond and is tax-exempt to the holder of the bond. Special U.S. federal income tax rules apply to inflation-indexed bonds. Generally, all stated interest on such bonds is taken into income by a Fund under its regular method of accounting for interest income. The amount of a positive inflation adjustment, which results in an increase in the inflation-adjusted principal amount of the bond, is treated as original issue discount. The OID is included in a Fund’s gross income ratably during the period ending with the maturity of the bond, under the general OID inclusion rules. The amount of a Fund’s OID in a taxable year with respect to a bond will increase a Fund’s taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, a Fund may need to use other sources of cash to satisfy its distributions for such year. The amount of negative inflation adjustment, which results in a decrease in the inflation-adjusted principal amount of the bond, reduces the amount of interest (including stated, interest, OID, and market discount, if any) otherwise includible in a Fund’s income with respect to the bond for the taxable year.
Reporting.  If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement,
89

but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Taxation of Non-U.S. Shareholders.  Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by a Fund from net tax-exempt income or long-term capital gains are generally not subject to such withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or IRS Form W-8BEN-E certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the U.S. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, IRS Form W-8BEN-E or other applicable form may be subject to backup withholding at the appropriate rate.
Properly-reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of a Fund’s “qualified net interest income” (generally, a Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which a Fund is at least a 10% shareholder or partner, reduced by expenses that are allocable to such income); or (ii) are paid in respect of a Fund’s “qualified short-term capital gains” (generally, the excess of a Fund’s net short-term capital gain over a Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, a Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
Distributions to certain foreign shareholders by a Fund at least 50% of the assets of which are “U.S. real property interests” (as defined in the Internal Revenue Code and Treasury regulations) at any time during the five-year period ending on the date of the distributions, to the extent the distributions are attributable to gains from sales or exchanges of U.S. real property interests (including shares in certain “U.S. real property holding corporations” such as certain REITs, although exceptions may apply if any class of stock of such a corporation is regularly traded on an established securities market and the Fund has held no more than 5% of such class of stock at any time during the five-year period ending on the date of the distributions), generally must be treated by such foreign shareholders as income effectively connected to a trade or business within the U.S., which is generally subject to tax at the graduated rates applicable to U.S. shareholders, except for distributions to foreign shareholders that held no more than 5% of any class of stock of the Fund at any time during the previous one-year period ending on the date of the distributions. Such distributions may be subject to U.S. withholding tax and may require a foreign shareholder to file a U.S. federal income tax return. In addition, sales or redemptions of shares held by certain foreign shareholders in such a Fund generally will be subject to U.S. withholding tax and generally will require the foreign shareholder to file a U.S. federal income tax return, although exceptions may apply if more than 50% of the value of the Fund’s shares are held by U.S. shareholders or the foreign shareholder selling or redeeming the shares has held no more than 5% of any class of stock of the Fund at any time during the five-year period ending on the date of the sale or redemption.
Provided that more than 50% of the value of a Fund’s stock is held by U.S. shareholders, redemptions and other distributions made in the form of U.S. real property interests (including shares in certain “U.S. real property holding corporations”, although exceptions may apply if any class of stock of such a corporation is regularly traded on an established securities market and the Fund has held no more than 5% of such class of stock at any time during the five-year period ending on the date of the distribution) generally will cause the Fund to recognize a portion of any unrecognized gain in the U.S. real property interests equal to the product of (i) the excess of fair market value of such U.S. real property interests over the Fund’s adjusted bases in such interests and (ii) the greatest foreign ownership percentage of the Fund during the five-year period ending on the date of distribution.
90

Shareholders that are nonresident aliens or foreign entities are urged to consult their own tax advisors concerning the particular tax consequences to them of an investment in a Fund.
Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to: (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to: (i) enter into agreements with the IRS that state that they will provide the IRS information including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.
Shares of a Fund held by a non-U.S. shareholder at death will be considered situated within the U.S. and subject to the U.S. estate tax.
The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including consequences under state, local and non-U.S. tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.
Financial Statements
Each Fund's audited Financial Statements, including the Financial Highlights, appearing in the applicable Annual Report to Shareholders and the report therein of PricewaterhouseCoopers LLP, an independent registered public accounting firm, are hereby incorporated by reference in this SAI. The applicable Annual Report to Shareholders, which contains the referenced audited financial statements, is available upon request and without charge.
Miscellaneous Information
Counsel.  Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.
Independent Registered Public Accounting Firm.  PricewaterhouseCoopers LLP, located at Two Commerce Square, 2001 Market Street, Philadelphia, PA 19103, serves as the Trust's independent registered public accounting firm, audits the Funds' financial statements, and may perform other services.
Shareholder Communications to the Board.  The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to iShares Board of Trustees, c/o BlackRock Fund Advisors, iShares Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns shares; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.
Investors’ Rights.  Each Fund relies on the services of BFA and its other service providers, including the Distributor, administrator, custodian and transfer agent. Further information about the duties and roles of these service providers is set out in this SAI. Investors who acquire shares of a Fund are not parties to the relevant agreement with these service providers and do not have express contractual rights against the Fund or its service providers, except certain institutional investors that
91

are Authorized Participants may have certain express contractual rights with respect to the Distributor under the terms of the relevant Authorized Participant Agreement. Investors may have certain legal rights under federal or state law against a Fund or its service providers. In the event that an investor considers that it may have a claim against a Fund, or against any service provider in connection with its investment in a Fund, such investor should consult its own legal advisor.
By contract, Authorized Participants irrevocably submit to the non-exclusive jurisdiction of any New York State or U.S. federal court sitting in New York City over any suit, action or proceeding arising out of or relating to the Authorized Participant Agreement. Jurisdiction over other claims, whether by investors or Authorized Participants, will turn on the facts of the particular case and the law of the jurisdiction in which the proceeding is brought.
92

Appendix A1 - iShares ETFs Proxy Voting Policy
BlackRock U.S. Registered Funds
Open-End Fund Proxy Voting Policy
Procedures Governing Delegation of Proxy Voting to Fund Advisers
April 1, 2020
Open-End Mutual Funds (including money market funds)
iShares and BlackRock ETFs
The Boards of Trustees/Directors (“Directors”) of open-end funds (the “Funds”) advised by BlackRock Fund Advisors or BlackRock Advisors, LLC (“BlackRock”), have the responsibility for the oversight of voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate the responsibility to vote proxies to BlackRock, subject to the principles outlined in this Policy, as part of BlackRock’s authority to manage, acquire and dispose of account assets, all as contemplated by the Funds’ respective investment management agreements.
BlackRock has adopted guidelines and procedures (together and as from time to time amended, the “BlackRock Proxy Voting Guidelines”) governing proxy voting by accounts managed by BlackRock.
BlackRock will cast votes on behalf of each of the Funds on specific proxy issues in respect of securities held by each such Fund (or may refrain from voting) in accordance with the BlackRock Proxy Voting Guidelines.
BlackRock will report on an annual basis to the Directors on (1) a summary of all proxy votes that BlackRock has made on behalf of the Funds in the preceding year together with a representation that all votes were in accordance with the BlackRock Proxy Voting Guidelines, and (2) any changes to the BlackRock Proxy Voting Guidelines that have not previously been reported.

Appendix A2 – BlackRock Global Proxy Voting Policies
BlackRock Investment Stewardship
Global Corporate Governance & Engagement Principles
January 2020

INTRODUCTION TO BLACKROCK
BlackRock’s purpose is to help more and more people experience financial well-being. As a fiduciary to our clients, we provide the investment and technology solutions they need when planning for their most important goals. We manage assets on behalf of institutional and individual clients, across a full spectrum of investment strategies, asset classes and regions. Our client base includes pension plans, endowments, foundations, charities, official institutions, insurers and other financial institutions, as well as individuals around the world.
PHILOSOPHY ON CORPORATE GOVERNANCE
BlackRock Investment Stewardship (“BIS”) activities are focused on maximizing long-term value for our clients. BIS does this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.
We believe that there are certain fundamental rights attached to shareholding. Companies and their boards should be accountable to shareholders and structured with appropriate checks and balances to ensure that they operate in shareholders’ best interests. Effective voting rights are central to the rights of ownership and there should be one vote for one share. Shareholders should have the right to elect, remove and nominate directors, approve the appointment of the auditor and to amend the corporate charter or by-laws. Shareholders should be able to vote on matters that are material to the protection of their investment, including but not limited to, changes to the purpose of the business, dilution levels and pre-emptive rights, and the distribution of income and capital structure. In order to make informed decisions, we believe that shareholders have the right to sufficient and timely information.
Our primary focus is on the performance of the board of directors. As the agent of shareholders, the board should set the company’s strategic aims within a framework of prudent and effective controls, which enables risk to be assessed and managed. The board should provide direction and leadership to management and oversee management’s performance. Our starting position is to be supportive of boards in their oversight efforts on shareholders’ behalf and we would generally expect to support the items of business they put to a vote at shareholder meetings. Votes cast against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the best interests of shareholders or have not responded adequately to shareholder concerns. We assess voting matters on a case-by-case basis and in light of each company’s unique circumstances taking into consideration regional best practices and long-term value creation.
These principles set out our approach to engaging with companies, provide guidance on our position on corporate governance and outline how our views might be reflected in our voting decisions. Corporate governance practices can vary internationally, so our expectations in relation to individual companies are based on the legal and regulatory framework of each local market. However, we believe there are overarching principles of corporate governance that apply globally and provide a framework for more detailed, market-specific assessments.
We believe BlackRock has a responsibility in relation to monitoring and providing feedback to companies, sometimes known as “stewardship.” These ownership responsibilities include engaging with management or board members on corporate governance matters, voting proxies in the best long -term economic interests of our clients, and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long -term shareholder value creation. We also believe in the responsibility to our clients to have appropriate resources and oversight structures. Our approach is set out in the section below titled “BlackRock’s oversight of its investment stewardship activities” and is further detailed in a team profile on our website.
CORPORATE GOVERNANCE, ENGAGEMENT AND VOTING
We recognize that accepted standards of corporate governance differ between markets, but we believe there are sufficient common threads globally to identify an overarching set of principles. The objective of our investment stewardship activities is the protection and enhancement of the value of our clients’ investments in public corporations. Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation. We discuss below the principles under six key themes. In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.
The six key themes are:

•	Boards and directors
•	Auditors and audit-related issues
•	Capital structure, mergers, asset sales and other special transactions
•	Compensation and benefits
•	Environmental and social issues
•	General corporate governance matters and shareholder protections
At a minimum, we expect companies to observe the accepted corporate governance standards in their domestic market or to explain why doing so is not in the interests of shareholders. Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders, we will engage with the company and/or use our vote to encourage a change in practice. In making voting decisions, we perform independent research and analysis, such as reviewing relevant information published by the company and apply our voting guidelines to achieve the outcome we believe best protects our clients’ long -term economic interests. We also work closely with our active portfolio managers, and may take into account internal and external research.
BlackRock views engagement as an important activity; engagement provides us with the opportunity to improve our understanding of the challenges and opportunities that investee companies are facing and their governance structures. Engagement also allows us to share our philosophy and approach to investment and corporate governance with companies to enhance their understanding of our objectives. Our engagements often focus on providing our feedback on company disclosures, particularly where we believe they could be enhanced. There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.
BlackRock’s engagements emphasize direct dialogue with corporate leadership on the governance issues identified in these principles that have a material impact on financial performance. These engagements enable us to cast informed votes aligned with clients’ long-term economic interests. We generally prefer to engage in the first instance where we have concerns and give management time to address or resolve the issue. As a long-term investor, we are patient and persistent in working with our portfolio companies to have an open dialogue and develop mutual understanding of governance matters, to promote the adoption of best practices and to assess the merits of a company’s approach to its governance. We monitor the companies in which we invest and engage with them constructively and privately where we believe doing so helps protect shareholders’ interests. We do not try to micro-manage companies, or tell management and boards what to do. We present our views as a long-term shareholder and listen to companies’ responses. The materiality and immediacy of a given issue will generally determine the level of our engagement and whom we seek to engage at the company, which could be management representatives or board directors.
Boards and directors
The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests. Board members serve as agents of shareholders in overseeing the strategic direction and operation of the company. For this reason, BlackRock focuses on directors in many of our engagements and sees the election of directors as one of our most important responsibilities in the proxy voting context.
We expect the board of directors to promote and protect shareholder interests by:
•	establishing an appropriate corporate governance structure
•	supporting and overseeing management in setting long -term strategic goals, applicable measures of value-creation and milestones that will demonstrate progress, and steps taken if any obstacles are anticipated or incurred
•	ensuring the integrity of financial statements
•	making independent decisions regarding mergers, acquisitions and disposals
•	establishing appropriate executive compensation structures
•	addressing business issues, including environmental and social issues, when they have the potential to materially impact company reputation and performance
There should be clear definitions of the role of the board, the committees of the board and senior management such that the responsibilities of each are well understood and accepted. Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the best interest of shareholders. We will seek to engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company, or the performance of individual board members. We believe that when a company is not effectively addressing a material issue, its directors should be held accountable.
BlackRock believes that directors should stand for re-election on a regular basis. We assess directors nominated for election or re-election in the context of the composition of the board as a whole. There should be detailed disclosure of the relevant credentials of the individual directors in order for shareholders to assess the caliber of an individual nominee. We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders. Common impediments to independence may include but are not limited to:
•	current or former employment at the company or a subsidiary within the past several years
•	being, or representing, a shareholder with a substantial shareholding in the company
•	interlocking directorships
•	having any other interest, business or other relationship which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company
BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non -executive director to chair it or, where the chairman is also the CEO (or is otherwise not independent), an independent lead director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations. The lead independent board director should be available to shareholders in those situations where a director is best placed to explain and justify a company’s approach.
To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. In identifying potential candidates, boards should take into consideration the multiple dimensions of diversity, including personal factors such as gender, ethnicity, and age; as well as professional characteristics, such as a director’s industry, area of expertise, and geographic location. The board should review these dimensions of the current directors and how they might be augmented by incoming directors. We believe that directors are in the best position to assess the optimal size for the board, but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.
There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that shareholders’ interests are best served when the board forms committees of fully independent directors to deal with such matters. In many markets, these committees of the board specialize in audit, director nominations and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party or to investigate a significant adverse event.
Auditors and audit-related issues
Comprehensive disclosure provides investors with a sense of the company’s long-term operational risk management practices and, more broadly, the quality of the board’s oversight. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.
BlackRock recognizes the critical importance of financial statements, which should provide a true and fair picture of a company’s financial condition. We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function. We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.
The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where the audit firm provides services to the company in addition to the audit, the fees earned should be disclosed and explained. Audit committees should have in place a procedure for assessing annually the independence of the auditor.

Capital structure, mergers, asset sales and other special transactions
The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emptive rights are a key protection for shareholders against the dilution of their interests.
Effective voting rights are central to the rights of ownership and we believe strongly in one vote for one share as a guiding principle that supports good corporate governance. Shareholders, as the residual claimants, have the strongest interest in protecting company value, and voting power should match economic exposure.
We are concerned that the creation of a dual share class may result in an over-concentration of power in the hands of a few shareholders, thus disenfranchising other shareholders and amplifying the potential conflict of interest, which the one share, one vote principle is designed to mitigate. However, we recognize that in certain circumstances, companies may have a valid argument for dual-class listings, at least for a limited period of time. We believe that such companies should review these dual-class structures on a regular basis or as company circumstances change. Additionally, they should receive shareholder approval of their capital structure on a periodic basis via a management proposal in the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.
In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long -term economic interests of shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it enhances long -term shareholder value. We would prefer that proposed transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executives’ and/or board members’ financial interests in a given transaction have not adversely affected their ability to place shareholders’ interests before their own. Where the transaction involves related parties, we would expect the recommendation to support it to come from the independent directors and it is good practice to be approved by a separate vote of the non-conflicted shareholders.
BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We expect any so-called ‘shareholder rights plans’ proposed by a board to be subject to shareholder approval upon introduction and periodically thereafter for continuation.
Compensation and benefits
BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests, particularly generating sustainable long-term shareholder returns. We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize. We encourage companies to ensure that their compensation plans incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee or equivalent board members accountable for poor compensation practices or structures.
BlackRock believes that there should be a clear link between variable pay and company performance that drives shareholder returns. We are not supportive of one-off or special bonuses unrelated to company or individual performance. We acknowledge that the use of peer group evaluation by compensation committees can help ensure competitive pay; however, we are concerned when increases in total compensation at a company are justified solely on peer benchmarking rather than outperformance. We support incentive plans that foster the sustainable achievement of results relative to competitors. The vesting timeframes associated with incentive plans should facilitate a focus on long -term value creation. We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to forgo rewards when they are not justified by actual performance. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practice.

Non-executive directors should be compensated in a manner that is commensurate with the time and effort expended in fulfilling their professional responsibilities. Additionally, these compensation arrangements should not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.
Environmental and social issues
Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well -managed companies will deal effectively with the material environmental and social (“E&S”) factors relevant to their businesses.
Robust disclosure is essential for investors to effectively gauge companies’ business practices and planning related to E&S risks and opportunities.
BlackRock expects companies to issue reports aligned with the recommendations of the Task Force on Climate -related Financial Disclosures (TCFD) and the standards put forward by the Sustainability Accounting Standards Board (SASB). We view the SASB and TCFD frameworks as complementary in achieving the goal of disclosing more financially material information, particularly as it relates to industry -specific metrics and target setting. TCFD’s recommendations provide an overarching framework for disclosure on the business implications of climate change, and potentially other E&S factors. We find SASB’s industry-specific guidance (as identified in its materiality map) beneficial in helping companies identify and discuss their governance, risk assessments, and performance against these key performance indicators (KPIs). Any global standards adopted, peer group benchmarking undertaken, and verification processes in place should also be disclosed and discussed in this context.
BlackRock has been engaging with companies for several years on disclosure of material E&S factors. Given the increased understanding of sustainability risks and opportunities, and the need for better information to assess them, we specifically ask companies to:
1)	publish a disclosure in line with industry-specific SASB guidelines by year-end, if they have not already done so, or disclose a similar set of data in a way that is relevant to their particular business; and
2)	disclose climate-related risks in line with the TCFD’s recommendations, if they have not already done so. This should include the company’s plan for operating under a scenario where the Paris Agreement’s goal of limiting global warming to less than two degrees is fully realized, as expressed by the TCFD guidelines.
See our commentary on our approach to engagement on TCFD and SASB aligned reporting for greater detail of our expectations.
We will use these disclosures and our engagements to ascertain whether companies are properly managing and overseeing these risks within their business and adequately planning for the future. In the absence of robust disclosures, investors, including BlackRock, will increasingly conclude that companies are not adequately managing risk.
We believe that when a company is not effectively addressing a material issue, its directors should be held accountable. We will generally engage directly with the board or management of a company when we identify issues. We may vote against the election of directors where we have concerns that a company might not be dealing with E&S factors appropriately.
Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of material E&S factors.
In deciding our course of action, we will assess the company’s disclosures and the nature of our engagement with the company on the issue over time, including whether:
•	The company has already taken sufficient steps to address the concern
•	The company is in the process of actively implementing a response
•	There is a clear and material economic disadvantage to the company in the near-term if the issue is not addressed in the manner requested by the shareholder proposal
We do not see it as our role to make social or political judgments on behalf of clients. Our consideration of these E&S factors is consistent with protecting the long-term economic interest of our clients’ assets. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where local laws or regulations that significantly impact the company’s operations are contradictory or ambiguous to global norms.
Climate risk
Within the framework laid out above, as well as our guidance on “How BlackRock Investment Stewardship engages on climate risk,” we believe that climate presents significant investment risks and opportunities that may impact the long - term financial sustainability of companies. We believe that the reporting frameworks developed by TCFD and SASB provide useful guidance to companies on identifying, managing, and reporting on climate -related risks and opportunities.
We expect companies to help their investors understand how the company may be impacted by climate risk, in the context of its ability to realize a long-term strategy and generate value over time. We expect companies to convey their governance around this issue through their corporate disclosures aligned with TCFD and SASB. For companies in sectors that are significantly exposed to climate-related risk, we expect the whole board to have demonstrable fluency in how climate risk affects the business and how management approaches assessing, adapting to, and mitigating that risk.
Where a company receives a shareholder proposal related to climate risk, in addition to the factors laid out above, our assessment will take into account the robustness of the company’s existing disclosures as well as our understanding of its management of the issues as revealed through our engagements with the company and board members over time. In certain instances, we may disagree with the details of a climate-related shareholder proposal but agree that the company in question has not made sufficient progress on climate-related disclosures. In these instances, we may not support the proposal, but may vote against the election of relevant directors.
General corporate governance matters and shareholder protections
BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and viability of the companies in which they invest. In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these. The reporting and disclosure provided by companies help shareholders assess whether their economic interests have been protected and the quality of the board’s oversight of management. We believe shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.
BLACKROCK’S OVERSIGHT OF ITS INVESTMENT STEWARDSHIP ACTIVITIES
Oversight
We hold ourselves to a very high standard in our investment stewardship activities, including proxy voting. This function is executed by a team called BlackRock Investment Stewardship (“BIS”) which is comprised of BlackRock employees who do not have other responsibilities other than their roles in BIS. BIS is considered an investment function. The team does not have sales responsibilities.
BlackRock maintains three regional advisory committees (“Stewardship Advisory Committees”) for (a) the Americas; (b) Europe, the Middle East and Africa (“EMEA”); and (c) Asia-Pacific, generally consisting of senior BlackRock investment professionals and/or senior employees with practical boardroom experience. The regional Stewardship Advisory Committees review and advise on amendments to the proxy voting guidelines covering markets within each respective region (“Guidelines”).
In addition to the regional Stewardship Advisory Committees, the Investment Stewardship Global Oversight Committee (“Global Committee”) is a risk-focused committee, comprised of senior representatives from various BlackRock investment teams, BlackRock’s Deputy General Counsel, the Global Head of Investment Stewardship (“Global Head”), and other senior executives with relevant experience and team oversight.
The Global Head has primary oversight of the activities of BIS, including voting in accordance with the Guidelines, which require the application of professional judgment and consideration of each company’s unique circumstances. The Global Committee reviews and approves amendments to these Global Corporate Governance & Engagement Principles. The Global

Committee also reviews and approves amendments to the regional Guidelines, as proposed by the regional Stewardship Advisory Committees.
In addition, the Global Committee receives and reviews periodic reports regarding the votes cast by BIS, as well as regular updates on material process issues, procedural changes and other risk oversight considerations. The Global Committee reviews these reports in an oversight capacity as informed by the BIS corporate governance engagement program and Guidelines.
BIS carries out engagement with companies, monitors and executes proxy votes, and conducts vote operations (including maintaining records of votes cast) in a manner consistent with the relevant Guidelines. BIS also conducts research on corporate governance issues and participates in industry discussions to keep abreast of important developments in the corporate governance field. BIS may utilize third parties for certain of the foregoing activities and performs oversight of those third parties. BIS may raise complicated or particularly controversial matters for internal discussion with the relevant investment teams and/or refer such matters to the appropriate regional Stewardship Advisory Committees for review, discussion and guidance prior to making a voting decision.
Vote execution
We carefully consider proxies submitted to funds and other fiduciary account(s) (“Fund” or “Funds”) for which we have voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which we have voting authority based on our evaluation of the best long-term economic interests of shareholders, in the exercise of our independent business judgment, and without regard to the relationship of the issuer of the proxy (or any shareholder proponent or dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, or BlackRock employees (see “Conflicts management policies and procedures”, below).
When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with the Guidelines for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Stewardship Advisory Committees. BIS may, in the exercise of their professional judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is required or that an exception to the Guidelines would be in the best long - term economic interests of BlackRock’s clients.
In the uncommon circumstance of there being a vote with respect to fixed income securities or the securities of privately held issuers, the decision generally will be made by a Fund's portfolio managers and/or BIS based on their assessment of the particular transactions or other matters at issue.
In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “share- blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; (vi) regulatory constraints; and (vii) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as share-blocking or overly burdensome administrative requirements.
As a consequence, BlackRock votes proxies on a “best-efforts” basis. In addition, BIS may determine that it is generally in the best interests of BlackRock’s clients not to vote proxies if the costs (including but not limited to opportunity costs associated with share-blocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the proposal.
Portfolio managers have full discretion to vote the shares in the Funds they manage based on their analysis of the economic impact of a particular ballot item. Portfolio managers may from time to time reach differing views on how best to maximize economic value with respect to a particular investment. Therefore, portfolio managers may, and sometimes do, vote shares in the Funds under their management differently from one another. However, because BlackRock’s clients are mostly long-term investors with long-term economic goals, ballots are frequently cast in a uniform manner.

Conflicts management policies and procedures
BIS maintains the following policies and procedures that seek to prevent undue influence on BlackRock’s proxy voting activity. Such influence might stem from any relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates, or BlackRock employees. The following are examples of sources of perceived or potential conflicts of interest:
•	BlackRock clients who may be issuers of securities or proponents of shareholder resolutions
•	BlackRock business partners or third parties who may be issuers of securities or proponents of shareholder resolutions
•	BlackRock employees who may sit on the boards of public companies held in Funds managed by BlackRock
•	Significant BlackRock, Inc. investors who may be issuers of securities held in Funds managed by BlackRock
•	Securities of BlackRock, Inc. or BlackRock investment funds held in Funds managed by BlackRock
•	BlackRock, Inc. board members who serve as senior executives of public companies held in Funds managed by BlackRock
BlackRock has taken certain steps to mitigate perceived or potential conflicts including, but not limited to, the following:
•	Adopted the Guidelines which are designed to protect and enhance the economic value of the companies in which BlackRock invests on behalf of clients.
•	Established a reporting structure that separates BIS from employees with sales, vendor management or business partnership roles. In addition, BlackRock seeks to ensure that all engagements with corporate issuers, dissident shareholders or shareholder proponents are managed consistently and without regard to BlackRock’s relationship with such parties. Clients or business partners are not given special treatment or differentiated access to BIS. BIS prioritizes engagements based on factors including but not limited to our need for additional information to make a voting decision or our view on the likelihood that an engagement could lead to positive outcome(s) over time for the economic value of the company. Within the normal course of business, BIS may engage directly with BlackRock clients, business partners and/or third parties, and/or with employees with sales, vendor management or business partnership roles, in discussions regarding our approach to stewardship, general corporate governance matters, client reporting needs, and/or to otherwise ensure that proxy-related client service levels are met.
•	Determined to engage, in certain instances, an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest, to satisfy regulatory compliance requirements, or as may be otherwise required by applicable law. In such circumstances, the independent fiduciary provides BlackRock’s proxy voting agent with instructions, in accordance with the Guidelines, as to how to vote such proxies, and BlackRock’s proxy voting agent votes the proxy in accordance with the independent fiduciary’s determination. BlackRock uses an independent fiduciary to vote proxies of (i) any company that is affiliated with BlackRock, Inc., (ii) any public company that includes BlackRock employees on its board of directors, (iii) The PNC Financial Services Group, Inc., (iv) any public company of which a BlackRock, Inc. board member serves as a senior executive, and (v) companies when legal or regulatory requirements compel BlackRock to use an independent fiduciary. In selecting an independent fiduciary, we assess several characteristics, including but not limited to: independence, an ability to analyze proxy issues and vote in the best economic interest of our clients, reputation for reliability and integrity, and operational capacity to accurately deliver the assigned votes in a timely manner. We may engage more than one independent fiduciary, in part in order to mitigate potential or perceived conflicts of interest at an independent fiduciary. The Global Committee appoints and reviews the performance of the independent fiduciar(ies), generally on an annual basis.
When so authorized, BlackRock acts as a securities lending agent on behalf of Funds. With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests. The decision whether to recall securities on loan to vote is based on a formal analysis of the revenue producing value to clients of loans, against the assessed economic value of casting votes. Generally, we expect that the likely economic value to clients of casting votes would be less than the securities lending income, either because, in our assessment, the resolutions being voted on will not have significant economic consequences or because the outcome would not be affected by BlackRock recalling loaned securities in order to vote. BlackRock also may, in our discretion, determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.
Periodically, BlackRock reviews our process for determining whether to recall securities on loan in order to vote and may modify it as necessary.

Voting guidelines
The issue-specific Guidelines published for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. These Guidelines are not intended to be exhaustive. BIS applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, these Guidelines do not indicate how BIS will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.
Reporting and vote transparency
We inform clients about our engagement and voting policies and activities through direct communication and through disclosure on our website. Each year we publish an annual report, an annual engagement and voting statistics report, and our full voting record to our website. On a quarterly basis, we publish regional reports which provide an overview of our investment stewardship engagement and voting activities during the quarter, including market developments, speaking engagements, and engagement and voting statistics. Additionally, we make public our market-specific voting guidelines for the benefit of clients and companies with whom we engage.

Appendix A3 – BlackRock U.S. Proxy Voting Policies
BlackRock Investment Stewardship
Corporate Governance and Proxy Voting Guidelines for U.S. Securities
January 2020

Contents
Introduction	A-16
Voting guidelines	A-16
Boards and directors	A-16
- Director elections	A-16
- Independence	A-16
- Oversight	A-17
- Responsiveness to shareholders	A-17
- Shareholder rights	A-17
- Board composition and effectiveness	A-18
- Board size	A-19
- CEO and management succession planning	A-19
- Classified board of directors / staggered terms	A-19
- Contested director elections	A-19
- Cumulative voting	A-19
- Director compensation and equity programs	A-19
- Majority vote requirements	A-19
- Risk oversight	A-20
- Separation of chairman and CEO	A-20
Auditors and audit-related issues	A-20
Capital structure proposals	A-21
- Equal voting rights	A-21
- Blank check preferred stock	A-21
- Increase in authorized common shares	A-21
- Increase or issuance of preferred stock	A-21
- Stock splits	A-22
Mergers, asset sales, and other special transactions	A-22
- Poison pill plans	A-22
- Reimbursement of expenses for successful shareholder campaigns	A-22
Executive Compensation	A-22
- Advisory resolutions on executive compensation (“Say on Pay”)	A-23
- Advisory votes on the frequency of Say on Pay resolutions	A-23
- Claw back proposals	A-23
- Employee stock purchase plans	A-23
- Equity compensation plans	A-23
- Golden parachutes	A-23
- Option exchanges	A-24
- Pay-for-Performance plans	A-24
- Supplemental executive retirement plans	A-24
Environmental and social issues	A-24
- Climate risk	A-25
- Corporate political activities	A-26
General corporate governance matters	A-26
- Adjourn meeting to solicit additional votes	A-26
- Bundled proposals	A-26
- Exclusive forum provisions	A-26
- Multi-jurisdictional companies	A-26
- Other business	A-27
- Reincorporation	A-27
- IPO governance	A-27

Contents
Shareholder Protections	A-27
- Amendment to charter / articles / bylaws	A-27
- Proxy access	A-28
- Right to act by written consent	A-28
- Right to call a special meeting	A-28
- Simple majority voting	A-28

These guidelines should be read in conjunction with the BlackRock Investment Stewardship Global Corporate Governance Guidelines & Engagement Principles.
INTRODUCTION
BlackRock, Inc. and its subsidiaries (collectively, “BlackRock”) seek to make proxy voting decisions in the manner most likely to protect and enhance the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BlackRock Investment Stewardship’s general philosophy and approach to corporate governance issues that most commonly arise in proxy voting for U.S. securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots , as well as our expectations of boards of directors. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.
VOTING GUIDELINES
These guidelines are divided into eight key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders:
•	Boards and directors
•	Auditors and audit-related issues
•	Capital structure
•	Mergers, asset sales, and other special transactions
•	Executive compensation
•	Environmental and social issues
•	General corporate governance matters
•	Shareholder protections
BOARDS AND DIRECTORS
Director elections
In general, BlackRock supports the election of directors as recommended by the board in uncontested elections. However, we believe that when a company is not effectively addressing a material issue, its directors should be held account able. We may withhold votes from directors or members of particular board committees in certain situations, as indicated below .
Independence
We expect a majority of the directors on the board to be independent. In addition, all members of key committees, including audit, compensation, and nominating / governance committees, should be independent. Our view of independence may vary slightly from listing standards.
In particular, common impediments to independence in the U.S. may include:
•	Employment as a senior executive by the company or a subsidiary within the past five years
•	An equity ownership in the company in excess of 20%
•	Having any other interest, business, or relationship which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company
We may vote against directors serving on key committees that we do not consider to be independent.
When evaluating controlled companies, as defined by the U.S. stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.

Oversight
We expect the board to exercise appropriate oversight over management and business activities of the company. We will consider voting against committee members and / or individual directors in the following circumstances:
•	Where the board has failed to exercise oversight with regard to accounting practices or audit oversight, we will consider voting against the current audit committee, and any other members of the board who may be responsible. For example, this may apply to members of the audit committee during a period when the board failed to facilitate quality, independent auditing if substantial accounting irregularities suggest insufficient oversight by that committee
•	Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue
•	The chair of the nominating / governance committee, or where no chair exists, the nominating / governance committee member with the longest tenure, where the board is not comprised of a majority of independent directors. However, this would not apply in the case of a controlled company
•	Where it appears the director has acted (at the company or at other companies) in a manner that compromises his / her reliability to represent the best long-term economic interests of shareholders
•	Where a director has a pattern of poor attendance at combined board and applicable key committee meetings. Excluding exigent circumstances, BlackRock generally considers attendance at less than 75% of the combined board and applicable key committee meetings by a board member to be poor attendance
•	Where a director serves on an excess number of boards, which may limit his / her capacity to focus on each board’s requirements. The following illustrates the maximum number of boards on which a director may serve, before he / she is considered to be over-committed:

	Public Company CEO	# Outside Public Boards*	Total # of Public Boards
Director A	x	1	2
Director B		3	4

*	In addition to the company under review
Responsiveness to shareholders
We expect a board to be engaged and responsive to its shareholders. Where we believe a board has not substantially addressed shareholder concerns, we may vote against the appropriate committees and / or individual directors. The following illustrates common circumstances:
•	The independent chair or lead independent director, members of the nominating / governance committee, and / or the longest tenured director(s), where we observe a lack of board responsiveness to shareholders, evidence of board entrenchment, and / or failure to promote adequate board succession planning
•	The chair of the nominating / governance committee, or where no chair exists, the nominating / governance committee member with the longest tenure, where board member(s) at the most recent election of directors have received withhold votes from more than 30% of shares voted and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial withhold vote
•	The independent chair or lead independent director and / or members of the nominating / governance committee, where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders’ fundamental rights or long-term economic interests
Shareholder rights
We expect a board to act with integrity and to uphold governance best practices. Where we believe a board has not acted in the best interests of its shareholders, we may vote against the appropriate committees and / or individual directors. The following illustrates common circumstances:

•	The independent chair or lead independent director and members of the governance committee, where a board implements or renews a poison pill without shareholder approval
•	The independent chair or lead independent director and members of the governance committee, where a board amends the charter / articles / bylaws such that the effect may be to entrench directors or to significantly reduce shareholder rights
•	Members of the compensation committee where the company has repriced options without shareholder approval
•	If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, if we have a concern regarding a committee or committee chair that is not up for re-election, we will generally register our concern by withholding votes from all available members of the relevant committee
Board composition and effectiveness
We encourage boards to periodically renew their membership to ensure relevant skills and experience within the boardroom. To this end, regular performance reviews and skills assessments should be conducted by the nominating / governance committee.
Furthermore, we expect boards to be comprised of a diverse selection of individuals who bring their personal and professional experiences to bear in order to create a constructive debate of competing views and opinions in the boardroom. We recognize that diversity has multiple dimensions. In identifying potential candidates, boards should take into consideration the full breadth of diversity including personal factors, such as gender, ethnicity, and age; as well as professional characteristics, such as a director’s industry, area of expertise, and geographic location. In addition to other elements of diversity, we encourage companies to have at least two women directors on their board. Our publicly available commentary explains our approach to engaging on board diversity.
We encourage boards to disclose their views on:
•	The mix of competencies, experience, and other qualities required to effectively oversee and guide management in light of the stated long-term strategy of the company
•	The process by which candidates are identified and selected, including whether professional firms or other sources outside of incumbent directors’ networks have been engaged to identify and / or assess candidates
•	The process by which boards evaluate themselves and any significant outcomes of the evaluation process, without divulging inappropriate and / or sensitive details
•	The consideration given to board diversity, including, but not limited to, gender, ethnicity, race, age, experience, geographic location, skills, and perspective in the nomination process
While we support regular board refreshment, we are not opposed in principle to long-tenured directors, nor do we believe that long board tenure is necessarily an impediment to director independence. A variety of director tenures within the boardroom can be beneficial to ensure board quality and continuity of experience.
Our primary concern is that board members are able to contribute effectively as corporate strategy evolves and business conditions change, and that all directors, regardless of tenure, demonstrate appropriate responsiveness to shareholders. We acknowledge that no single person can be expected to bring all relevant skill sets to a board; at the same time, we generally do not believe it is necessary or appropriate to have any particular director on the board solely by virtue of a singular background or specific area of expertise.
Where boards find that age limits or term limits are the most efficient and objective mechanism for ensuring periodic board refreshment, we generally defer to the board’s determination in setting such limits.
To the extent that we believe that a company has not adequately accounted for diversity in its board composition within a reasonable timeframe, we may vote against the nominating / governance committee for an apparent lack of commitment to board effectiveness.

Board size
We typically defer to the board in setting the appropriate size and believe directors are generally in the best position to assess the optimal board size to ensure effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.
CEO and management succession planning
There should be a robust CEO and senior management succession plan in place at the board level that is reviewed and updated on a regular basis. We expect succession planning to cover both long-term planning consistent with the strategic direction of the company and identified leadership needs over time, as well as short-term planning in the event of an unanticipated executive departure. We encourage the company to explain its executive succession planning process, including where accountability lies within the boardroom for this task, without prematurely divulging sensitive information commonly associated with this exercise.
Classified board of directors / staggered terms
We believe that directors should be re-elected annually and that classification of the board generally limits shareholders’ rights to regularly evaluate a board’s performance and select directors. While we will typically support proposals requesting board de-classification, we may make exceptions, should the board articulate an appropriate strategic rationale for a classified board structure, such as when a company needs consistency and stability during a time of transition, e.g. newly public companies or companies undergoing a strategic restructuring. A classified board structure may also be justified at non-operating companies in certain circumstances. We would, however, expect boards with a classified structure to periodically review the rationale for such structure and consider when annual elections might be appropriate.
Without a voting mechanism to immediately address concerns of a specific director, we may choose to vote against or withhold votes from the available slate of directors by default (see “Shareholder rights” for additional detail).
Contested director elections
The details of contested elections, or proxy contests, are assessed on a case-by-case basis. We evaluate a number of factors, which may include: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissident represents the best option for enhancing long -term shareholder value.
Cumulative voting
We believe that a majority vote standard is in the best long -term interest of shareholders. It ensures director accountability via the requirement to be elected by more than half of the votes cast. As such, we will generally oppose proposals requesting the adoption of cumulative voting, which may disproportionately aggregate votes on certain issues or director candidates.
Director compensation and equity programs
We believe that compensation for directors should be structured to attract and retain the best possible directors, while also aligning their interests with those of shareholders. We believe director compensation packages that are based on the company’s long-term value creation and include some form of long-term equity compensation are more likely to meet this goal. In addition, we expect directors to build meaningful share ownership over time.
Majority vote requirements
BlackRock believes that directors should generally be elected by a majority of the shares voted and will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. Some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

Risk oversight
Companies should have an established process for identifying, monitoring, and managing key risks. Independent directors should have ready access to relevant management information and outside advice, as appropriate, to ensure they can properly oversee risk management. We encourage companies to provide transparency around risk measurement, mitigation, and reporting to the board. We are particularly interested in understanding how risk oversight processes evolve in response to changes in corporate strategy and / or shifts in the business and related risk environment. Comprehensive disclosure provides investors with a sense of the company’s long -term operational risk management practices and, more broadly, the quality of the board’s oversight. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.
Separation of chairman and CEO
We believe that independent leadership is important in the boardroom. In the U.S. there are two commonly accepted structures for independent board leadership: 1) an independent chairman; or 2) a lead independent director when the roles of chairman and CEO are combined.
In the absence of a significant governance concern, we defer to boards to designate the most appropriate leadership structure to ensure adequate balance and independence.
In the event that the board chooses a combined chair / CEO model, we generally support the designation of a lead independent director if they have the power to: 1) provide formal input into board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. Furthermore, while we anticipate that most directors will be elected annually, we believe an element of continuity is important for this role for an extended period of time to provide appropriate leadership balance to the chair / CEO.
The following table illustrates examples of responsibilities under each board leadership model:
	Combined Chair / CEO Model		Separate Chair Model
	Chair / CEO	Lead Director	Chair
Board Meetings	Authority to call full meetings of the board of directors	Attends full meetings of the board of directors Authority to call meetings of independent directors Briefs CEO on issues arising from executive sessions	Authority to call full meetings of the board of directors
Agenda	Primary responsibility for shaping board agendas, consulting with the lead director	Collaborates with chair / CEO to set board agenda and board information	Primary responsibility for shaping board agendas, in conjunction with CEO
Board Communications	Communicates with all directors on key issues and concerns outside of full board meetings	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning
AUDITORS AND AUDIT-RELATED ISSUES
BlackRock recognizes the critical importance of financial statements to provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee members where the board has failed to facilitate quality, independent auditing. We look to the audit committee report for insight into the scope of the audit committee responsibilities, including an overview of audit committee processes, issues on the audit committee agenda, and key decisions taken by the audit committee. We take particular note of cases involving significant financial restatements or material weakness disclosures, and we expect timely disclosure and remediation of accounting irregularities.
The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.
From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.
CAPITAL STRUCTURE PROPOSALS
Equal voting rights
BlackRock believes that shareholders should be entitled to voting rights in proportion to their economic interests. We believe that companies that look to add or already have dual or multiple class share structures should review these structures on a regular basis or as company circumstances change. Companies should receive shareholder approval of their capital structure on a periodic basis via a management proposal on the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders. Equal voting rights
BlackRock believes that shareholders should be entitled to voting rights in proportion to their economic interests. We believe that companies that look to add or already have dual or multiple class share structures should review these structures on a regular basis or as company circumstances change. Companies should receive shareholder approval of their capital structure on a periodic basis via a management proposal on the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.
Blank check preferred stock
We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and as a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote.
Nonetheless, we may support the proposal where the company:
•	Appears to have a legitimate financing motive for requesting blank check authority
•	Has committed publicly that blank check preferred shares will not be used for anti-takeover purposes
•	Has a history of using blank check preferred stock for financings
•	Has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility
Increase in authorized common shares
BlackRock considers industry-specific norms in our analysis of these proposals, as well as a company’s history with respect to the use of its common shares. Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm’s business. The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders.
Increase or issuance of preferred stock
We generally support proposals to increase or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock where the terms of the preferred stock appear reasonable.

Stock splits
We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse stock splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre- split levels). In the event of a proposal for a reverse split that would not also proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.
MERGERS, ASSET SALES, AND OTHER SPECIAL TRANSACTIONS
BlackRock’s primary concern is the best long-term economic interests of shareholders. While merger, asset sales, and other special transaction proposals vary widely in scope and substance, we closely examine certain salient features in our analyses, such as:
•	The degree to which the proposed transaction represents a premium to the company’s trading price. We consider the share price over multiple time periods prior to the date of the merger announcement. In most cases, business combinations should provide a premium. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply
•	There should be clear strategic, operational, and / or financial rationale for the combination
•	Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and / or board members’ financial interests in a given transaction appear likely to affect their ability to place shareholders’ interests before their own
•	We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions
Poison pill plans
Where a poison pill is put to a shareholder vote by management, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable “qualifying offer clause.” Such clauses typically require shareholder ratification of the pill and stipulate a sunset provision whereby the pill expires unless it is renewed.
These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill at their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.
We generally vote in favor of shareholder proposals to rescind poison pills.
Reimbursement of expenses for successful shareholder campaigns
We generally do not support shareholder proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign. We believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.
EXECUTIVE COMPENSATION
We note that there are both management and shareholder proposals related to executive compensation. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.

Advisory resolutions on executive compensation (“Say on Pay”)
In cases where there is a Say on Pay vote, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company and in a manner that appropriately addresses the specific question posed to shareholders. In a commentary on our website, entitled “BlackRock Investment Stewardship’s approach to executive compensation,” we explain our beliefs and expectations related to executive compensation practices, our Say on Pay analysis framework, and our typical approach to engagement and voting on Say on Pay.
Advisory votes on the frequency of Say on Pay resolutions
BlackRock will generally support triennial pay frequency votes, but we defer to the board to determine the appropriate timeframe upon which pay should be reviewed. In evaluating pay, we believe that the compensation committee is responsible for constructing a plan that appropriately incentivizes executives for long-term value creation, utilizing relevant metrics and structure to ensure overall pay and performance alignment. In a similar vein, we defer to the board to establish the most appropriate timeframe for review of pay structure, absent a change in strategy that would suggest otherwise.
However, we may support an annual pay frequency vote in some situations, for example, where we conclude that a company has failed to align pay with performance. In these circumstances, we will also consider voting against the compensation committee members.
Claw back proposals
We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices. In addition to fraudulent acts, we also favor recoupment from any senior executive whose behavior caused direct financial harm to shareholders, reputational risk to the company , or resulted in a criminal investigation, even if such actions did not ultimately result in a material restatement of past results. This includes, but is not limited to, settlement agreements arising from such behavior and paid for directly by the company. We typically support shareholder proposals on these matters unless the company already has a robust claw back policy that sufficiently addresses our concerns.
Employee stock purchase plans
We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders. The most common form of employee stock purchase plan (“ESPP”) qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. We will typically support qualified ESPP proposals.
Equity compensation plans
BlackRock supports equity plans that align the economic interests of directors, managers, and other employees with those of shareholders. We believe that boards should establish policies prohibiting the use of equity awards in a manner that could disrupt the intended alignment with shareholder interests (e.g. the use of stock as collateral for a loan; the use of stock in a margin account; the use of stock or an unvested award in hedging or derivative transactions). We may support shareholder proposals requesting the establishment of such policies.
Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions, which allow for the unlimited increase of shares reserved without requiring further shareholder approval after a reasonable time period. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered.
Golden parachutes
We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential pay-out under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company. When determining whether to support or oppose an advisory vote on a golden parachute plan, we normally support the plan unless it appears to result in payments that are excessive or detrimental to shareholders. In evaluating golden parachute plans, BlackRock may consider several factors, including:
•	Whether we believe that the triggering event is in the best interest of shareholders
•	Whether management attempted to maximize shareholder value in the triggering event
•	The percentage of total premium or transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment
•	Whether excessively large excise tax gross-up payments are part of the pay-out
•	Whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers
•	Whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company
It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BlackRock may vote against a golden parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.
We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval. We generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current salary and bonus, including equity compensation.
Option exchanges
We believe that there may be legitimate instances where underwater options create an overhang on a company’s capital structure and a repricing or option exchange may be warranted. We will evaluate these instances on a case -by-case basis. BlackRock may support a request to reprice or exchange underwater options under the following circumstances:
•	The company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance
•	Directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; tax, accounting, and other technical considerations have been fully contemplated
•	There is clear evidence that absent repricing, the company will suffer serious employee incentive or retention and recruiting problems
BlackRock may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interest of shareholders.
Pay-for-Performance plans
In order for executive compensation exceeding $1 million USD to qualify for federal tax deductions, related to Section 162(m) of the Internal Revenue Code of 1986, the Omnibus Budget Reconciliation Act (“OBRA”) requires companies to link compensation for the company’s top five executives to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.
Supplemental executive retirement plans
BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
ENVIRONMENTAL AND SOCIAL ISSUES
Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well -managed companies will deal effectively with the material environmental and social (“E&S”) factors relevant to their businesses. Robust disclosure is essential for investors to effectively gauge companies’ business practices and planning related to E& S risks and opportunities.
BlackRock expects companies to issue reports aligned with the recommendations of the Task Force on Climate -related Financial Disclosures (TCFD) and the standards put forward by the Sustainability Accounting Standards Board (SASB). We view the SASB and TCFD frameworks as complementary in achieving the goal of disclosing more financially material information, particularly as it relates to industry -specific metrics and target setting. TCFD’s recommendations provide an overarching framework for disclosure on the business implications of climate change, and potentially other E&S factors. We find SASB’s industry-specific guidance (as identified in its materiality map) beneficial in helping companies identify and discuss their governance, risk assessments, and performance against these key performance indicators (KPIs). Any global standards adopted, peer group benchmarking undertaken, and verification process in place should also be disclosed and discussed in this context.
BlackRock has been engaging with companies for several years on disclosure of material E&S factors. Given the increased understanding of sustainability risks and opportunities, and the need for better information to assess them, we specifically ask companies to:
•	Publish disclosures in line with industry specific SASB guidelines by year-end, if they have not already done so, or disclose a similar set of data in a way that is relevant to their particular business; and
•	Disclose climate-related risks in line with the TCFD’s recommendations, if they have not already done so. This should include the company’s plan for operating under a scenario where the Paris Agreement’s goal of limiting global warming to less than two degrees is fully realized, as expressed by the TCFD guidelines.
•	See our commentary on our approach to engagement on TCFD and SASB aligned reporting for greater detail of our expectations.
We will use these disclosures and our engagements to ascertain whether companies are properly managing and overseeing these risks within their business and adequately planning for the future. In the absence of robust disclosures, investors, including BlackRock, will increasingly conclude that companies are not adequately managing risk.
We believe that when a company is not effectively addressing a material issue, its directors should be held accountable. We will generally engage directly with the board or management of a company when we identify issues. We may vote against the election of directors where we have concerns that a company might not be dealing with E&S factors appropriately.
Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of material E&S factors. In deciding our course of action, we will assess the nature of our engagement with the company on the issue over time, including whether:
•	The company has already taken sufficient steps to address the concern
•	The company is in the process of actively implementing a response
•	There is a clear and material economic disadvantage to the company in the near-term if the issue is not addressed in the manner requested by the shareholder proposal
We do not see it as our role to make social, ethical, or political judgments on behalf of clients, but rather, to protect the ir long-term economic interests as shareholders. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.
Climate risk
Within the framework laid out above, as well as our guidance on “How BlackRock Investment Stewardship engages on climate risk,” we believe that climate presents significant investment risks and opportunities that may impact the long- term financial sustainability of companies. We believe that the reporting frameworks developed by TCFD and SASB provide useful guidance to companies on identifying, managing, and reporting on climate-related risks and opportunities.

We expect companies to help their investors understand how the company may be impacted by climate risk, in the context of its ability to realize a long-term strategy and generate value over time. We expect companies to convey their governance around this issue through their corporate disclosures aligned with TCFD and SASB. For companies in sectors that are significantly exposed to climate-related risk, we expect the whole board to have demonstrable fluency in how climate risk affects the business and how management approaches assessing, adapting to, and mitigating that risk.
Where a company receives a shareholder proposal related to climate risk, in addition to the factors laid out above, our assessment will take into account the robustness of the company’s existing disclosures as well as our understanding of its management of the issues as revealed through our engagements with the company and board members over time. In certain instances, we may disagree with the details of a climate-related shareholder proposal but agree that the company in question has not made sufficient progress on climate-related disclosures. In these instances, we may not support the proposal, but may vote against the election of relevant directors.
Corporate political activities
Companies may engage in certain political activities, within legal and regulatory limits, in order to influence public policy consistent with the companies’ values and strategies, and thus serve shareholders’ best long-term economic interests. These activities can create risks, including: the potential for allegations of corruption; the potential for reputational issues associated with a candidate, party, or issue; and risks that arise from the complex legal, regulatory , and compliance considerations associated with corporate political activity. We believe that companies which choose to engage in political activities should develop and maintain robust processes to guide these activities and to mitigate risks, including a level of board oversight.
When presented with shareholder proposals requesting increased disclosure on corporate political activities, we may consider the political activities of that company and its peers, the existing level of disclosure, and our view regarding the associated risks. We generally believe that it is the duty of boards and management to determine the appropriate level of disclosure of all types of corporate activity, and we are generally not supportive of proposals that are overly prescriptive in nature. We may decide to support a shareholder proposal requesting additional reporting of corporate political activities where there seems to be either a significant potential threat or actual harm to shareholders’ interests, and where we believe the company has not already provided shareholders with sufficient information to assess the company’s management of the risk.
Finally, we believe that it is not the role of shareholders to suggest or approve corporate political activities; therefore we generally do not support proposals requesting a shareholder vote on political activities or expenditures.
GENERAL CORPORATE GOVERNANCE MATTERS
Adjourn meeting to solicit additional votes
We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.
Bundled proposals
We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.
Exclusive forum provisions
BlackRock generally supports proposals to seek exclusive forum for certain shareholder litigation. In cases where a board unilaterally adopts exclusive forum provisions that we consider unfavorable to the interests of shareholders, we will vote against the independent chair or lead independent director and members of the governance committee.
Multi-jurisdictional companies
Where a company is listed on multiple exchanges or incorporated in a country different from its primary listing, we will seek to apply the most relevant market guideline(s) to our analysis of the company’s governance structure and specific proposals on the shareholder meeting agenda. In doing so, we typically consider the governance standards of the company’s primary listing, the market standards by which the company governs itself, and the market context of each specific proposal on the agenda. If the relevant standards are silent on the issue under consideration, we will use our professional judgment as to what voting outcome would best protect the long-term economic interests of investors. We expect that companies will disclose the rationale for their selection of primary listing, country of incorporation, and choice of governance structures, in particular where there is conflict between relevant market governance practices.
Other business
We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.
Reincorporation
Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti - takeover protections, legal advantages, and / or cost savings. We will evaluate, on a case-by-case basis, the economic and strategic rationale behind the company’s proposal to reincorporate. In all instances, we will evaluate the changes to shareholder protection under the new charter / articles / bylaws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we may support reincorporation if we determine that the overall benefits outweigh the diminished rights.
IPO governance
We expect boards to consider and disclose how the corporate governance structures adopted upon initial public offering (“IPO”) are in shareholders’ best long-term interests. We also expect boards to conduct a regular review of corporate governance and control structures, such that boards might evolve foundational corporate governance structures as company circumstances change, without undue costs and disruption to shareholders. In our letter on unequal voting structures, we articulate our view that “one vote for one share” is the preferred structure for publicly -traded companies. We also recognize the potential benefits of dual class shares to newly public companies as they establish themselves; however, we believe that these structures should have a specific and limited duration. We will generally engage new companies on topics such as classified boards and supermajority vote provisions to amend bylaws, as we believe that such arrangements may not be in the best interest of shareholders in the long-term.
We will typically apply a one-year grace period for the application of certain director-related guidelines (including, but not limited to, director independence and over-boarding considerations), during which we expect boards to take steps to bring corporate governance standards in line with our expectations.
Further, if a company qualifies as an emerging growth company (an “EGC”) under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we will give consideration to the NYSE and NASDAQ governance exemptions granted under the JOBS Act for the duration such a company is categorized as an EGC. We expect an EGC to have a totally independent audit committee by the first anniversary of its IPO, with our standard approach to voting on auditors and audit -related issues applicable in full for an EGC on the first anniversary of its IPO.
SHAREHOLDER PROTECTIONS
Amendment to charter / articles / bylaws
We believe that shareholders should have the right to vote on key corporate governance matters, including on changes to governance mechanisms and amendments to the charter / articles / bylaws. We may vote against certain directors where changes to governing documents are not put to a shareholder vote within a reasonable period of time, in particular if those changes have the potential to impact shareholder rights ( see “Director elections” herein). In cases where a board’s unilateral adoption of changes to the charter / articles / bylaws promotes cost and operational efficiency benefits for the company and its shareholders, we may support such action if it does not have a negative effect on shareholder rights or the company’s corporate governance structure.
When voting on a management or shareholder proposal to make changes to the charter / articles / bylaws, we will consider in part the company’s and / or proponent’s publicly stated rationale for the changes, the company’s governance profile and history, relevant jurisdictional laws, and situational or contextual circumstances which may have motivated the proposed changes, among other factors. We will typically support changes to the charter / articles / bylaws where the benefits to shareholders, including the costs of failing to make those changes, demonstrably outweigh the costs or risks of making such changes.
Proxy access
We believe that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate directors on the company’s proxy card.
In our view, securing the right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to meaningfully participate in the director election process, stimulate board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Proxy access mechanisms should provide shareholders with a reasonable opportunity to use this right without stipulating overly restrictive or onerous parameters for use, and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company, or investors seeking to take control of the board.
In general, we support market-standardized proxy access proposals, which allow a shareholder (or group of up to 20 shareholders) holding three percent of a company’s outstanding shares for at least three years the right to nominate the greater of up to two directors or 20% of the board. Where a standardized proxy access provision exists, we will generally oppose shareholder proposals requesting outlier thresholds.
Right to act by written consent
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process (in order to avoid the waste of corporate resources in addressing narrowly supported interests); and 2) shareholders receive a minimum of 50% of outstanding shares to effectuate the action by written consent. We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that we believe offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.
Right to call a special meeting
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called, in order to avoid the waste of corporate resources in addressing narrowly supported interests. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others. We generally believe that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.
Simple majority voting
We generally favor a simple majority voting requirement to pass proposals. Therefore, we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may support supermajority requirements in those situations.

Appendix B – Description of Fixed-Income Ratings
A rating is generally assigned to a fixed-income security at the time of issuance by a credit rating agency designated as a nationally recognized statistical rating organization (“NRSRO”) by the SEC. While NRSROs may from time to time revise such ratings, they undertake no obligation to do so, and the ratings given to securities at issuance do not necessarily represent ratings which would be given to these securities on a particular subsequent date.
NRSROs may rate specific investments (e.g., bonds), issuers (e.g., corporations, governments and financial institutions) and/or programs (e.g., commercial paper programs). However, certain types of investments generally are not rated by NRSROs, such as certain government/sovereign obligations, US agency securities, commercial paper, time deposits at financial institutions, and derivative instruments such as credit default swaps. For these types of investments, as well as US Treasury securities (some of which are not rated), where a NRSRO has not rated the specific investment but has rated the investment’s issuer, program, financial institution or underlying reference asset, BFA may consider the investment to have the same NRSRO rating as its issuer, program, financial institution or underlying reference asset, as applicable. In the case of municipal securities, where one NRSRO provides multiple ratings for the same security (e.g., “underlying,” “insured” and/or “enhanced” ratings), BFA may consider the security to have the highest of the multiple ratings.
New issue securities (regardless of type) rarely are rated by a NRSRO at the time of their initial offering. Preliminary prospectuses or term sheets for new issue securities often include an expected rating for the security (as determined by the underwriter and/or issuer) or a NRSRO rating for the issuer of the security. If applicable, when deciding whether to purchase a new issue security that has not yet been rated by a NRSRO, BFA may attribute an expected rating to the security based on: (i) the expected rating of the security set forth in the preliminary prospectus or term sheet for the security; (ii) the NRSRO’s rating for the issuer of the security set forth in the preliminary prospectus or term sheet for the security; or (iii) with respect to asset-backed securities, the rating of a prior issuance having a similar structure or the same sponsor.
Where the investment objective of a Fund is to track the performance of an index that includes credit ratings eligibility criteria as part of its index methodology, a Fund may purchase any security within the index, such security having been determined by the index provider as meeting its credit ratings eligibility criteria. The credit ratings practices of an index provider may differ from BlackRock’s practices, as described above. Further, a Fund may invest, directly or indirectly, in securities that are not rated by a rating agency or securities with a credit rating that differs from the credit rating specified in its index methodology in various circumstances, including where a security is downgraded but not yet removed from an index, following the removal of a security from an index prior to its sale by the Fund or as a result of a corporate action or restructuring affecting an issuer of a security held by a Fund.
Fixed-income securities which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these securities is dependent on the investment adviser’s judgment, analysis and experience in the evaluation of such securities.
Investors should note that the assignment of a rating to a security by an NRSRO may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments or on the likelihood of default.
Securities deemed to be high yield are rated below Baa3 by Moody’s and below BBB- by S&P Global Ratings and Fitch.
The descriptions below relate to general long-term and short-term obligations of an issuer.
Moody’s Ratings
Long-Term Obligations
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
B-1

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative, of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody's appends numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Absence of Rating: Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.
Should no rating be assigned, the reason may be one of the following:
1. An application was not received or accepted.
2. The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.
3. There is a lack of essential data pertaining to the issue or issuer.
4. The issue was privately placed, in which case the rating is not published in Moody’s publications.
Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.
Short-Term Obligations
Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations, generally with an original maturity not exceeding thirteen months.
Moody's employs the following designations to indicate the relative repayment ability of rated issuers:
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
US Municipal Short-Term Debt Obligations
There are three rating categories for short-term municipal obligations that are considered investment grade and are designated as Municipal Investment Grade (MIG). In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
B-2

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
S&P Global Ratings
Long-Term Obligations
AAA: An obligation rated AAA has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment is very strong.
A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB; B; CCC; CC; and C: Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D: An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer.
NR: NR indicates no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.
Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
Short-Term Obligations
B-3

A-1: A short-term obligation rated A-1 is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.
A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B: A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.
C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D: A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer.
Municipal Short-Term Obligations
An S&P U.S. municipal note rating reflects S&P Global Ratings opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating.
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3: Speculative capacity to pay principal and interest.
Fitch Ratings
Long-Term Obligations
AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. AA ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. A ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. BBB ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
B-4

BB: Speculative. BB ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B: Highly speculative. B ratings indicate that material credit risk is present.
CCC: Substantial credit risk. CCC ratings indicate that substantial credit risk is present.
CC: Very high levels of credit risk. CC ratings indicate very high levels of credit risk.
C: Exceptionally high levels of credit risk. C indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned RD or D ratings, but are instead rated in the B to C rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA obligation rating category, or to corporate finance obligation ratings in the categories below CCC.
The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.
Short-Term Obligations (Corporate and Public Finance)
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High short-term default risk. Default is a real possibility.
RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
IS-SAI-10B-0820
B-5